FORM N-PX
                    ANNUAL REPORT OF PROXY VOTING RECORD OF

                               THE GLOBAL X FUNDS

                                   REGISTRANT
                               THE GLOBAL X Funds
                          623 Fifth Avenue, 15th Floor
                               New York, NY 10022
                                 (888) 493-8631

                               AGENT FOR SERVICE
                                 Bruno del Ama
                          623 Fifth Avenue, 15th Floor
                               New York, NY 10022
                                 (888) 493-8631

                      Date of Fiscal Year End: October 31

GLOBAL X BRAZIL CONSUMER ETF
GLOBAL X BRAZIL FINANCIALS ETF
GLOBAL X BRAZIL MID CAP ETF
GLOBAL X CANADA PREFERRED ETF
GLOBAL X CENTRAL ASIA AND MONGOLIA ETF
GLOBAL X CHINA CONSUMER ETF
GLOBAL X CHINA ENERGY ETF
GLOBAL CHINA FINANCIALS ETF
GLOBAL X CHINA INDUSTRIALS ETF
GLOBAL X CHINA MATERIALS ETF
GLOBAL X COPPER MINERS ETF
GLOBAL X FERTILIZERS/POTASH ETF
GLOBAL X FTSE ANDEAN 40 ETF
GLOBAL X FTSE ARGENTINA 20 ETF
GLOBAL X FTSE ASEAN 40 ETF
GLOBAL X FTSE COLOMBIA 20 ETF
GLOBAL X FTSE GREECE 20 ETF
GLOBAL X FTSE NORDIC REGION ETF
GLOBAL X FTSE NORWAY 30 ETF
GLOBAL X FTSE PORTUGAL 20 ETF
GLOBAL X GOLD EXPLORERS ETF
GLOBAL X GURU INDEX ETF
GLOBAL X GURU INTERNATIONAL INDEX ETF
GLOBAL X GURU SMALL CAP INDEX ETF
GLOBAL X JUNIOR MINERS ETF
GLOBAL X LITHIUM ETF
GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
GLOBAL X NEXT EMERGING & FRONTIER ETF
GLOBAL X NIGERIA INDEX ETF
GLOBAL X PERMANENT ETF
GLOBAL X PURE GOLD MINERS ETF
GLOBAL X SILVER MINERS ETF
GLOBAL X SOCIAL MEDIA INDEX ETF
GLOBAL X SUPERDIVIDEND ETF
GLOBAL X SUPERDIVIDEND U.S. ETF
GLOBAL X SUPERINCOME PREFERRED ETF
GLOBAL X URANIUM ETF
Date of Fiscal Year End: November 30
GLOBAL X JUNIOR MLP ETF
GLOBAL X MLP ETF
GLOBAL X MLP & ENERGY INFRASTRUCTURE ETF

                REPORTING PERIOD: JULY 1, 2013 TO JUNE 30, 2014

2

GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALPARGATAS SA, SAO PAULO
CUSIP: P8511H118
Meeting Date: 23-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    07 Apr 2014: Please Note That Preference
    Shareholders Can Submit A Member From-the
    Candidates List Or Alternatively A Candidate
    Outside of This List, Howeve-r We Cannot Do This
    Through the Proxyedge Platform. in Order to Submit
    A Vote-to Elect A Candidate Outside the List,
    Clients Must Contact Their Csr to Inclu-de the Name
    of the Candidate to be Elected. If Instructions to
    Vote on This It-em are Received Without A
    Candidate's Name, Your Vote Will be Processed in
    Fav-or Or Against of the Default Company's
    Candidate. Thank You                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Items 3 and 4 Only.-thank You.              Non-Voting                Non-Voting
1   Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, The-financial Statements
    and Accounting Statements Accompanied by the
    Independent-auditors Report Relating to Fiscal Year
    Ended on December 31, 2013                          Non-Voting                Non-Voting
2   Approval of the Capital Budget Proposals for the
    2014 Fiscal Year and The-allocation of the Net
    Profit from the Fiscal Year That Ended on December
    31,-2013, in Accordance with A Proposal from
    Management Recorded in the Financial-               Non-Voting                Non-Voting
    Statements, Including Ratifying the Distribution of
    Dividends and The- Distributions of Interest on
    Shareholder Equity Resolved on by the Board
    Of-directors, Subject to the Approval of the Annual
    General Meeting                                                               Non-Voting
3   To Elect the Members of the Board of Directors.
    Votes in Individual Names Allowed: Candidates
    Nominated by the Preferred Shareholder: 3c Joao
    Jose Oliveira De Araujo, Titular, Luiz Fonseca De
    Souza Meirelles Filho, Substitute. Only to
    Preferred Shareholders                              Management  For           Voted - For
4   To Elect the Members of the Fiscal Council. Votes
    in Individual Names Allowed: Candidates Nominated


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                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    by the Preferred Shareholder: 4c Jorge Michel
    Lepeltier, Titular, Fabio Gallo Garcia, Substitute.
    Only to Preferred Shareholders                       Management  For           Voted - For
5   To Set the Total Annual Remuneration of the
    Managers of the Company                              Non-Voting                Non-Voting
    07 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solutions 3, 4 and
    Change in Comment. If You Have Already Sent in Your
    Votes,-please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original-instructions.
    Thank You.                                           Non-Voting                Non-Voting
AMBEV S.A.
CUSIP: 02319V103 TICKER: ABEV
Meeting Date: 02-Jan-14 Meeting Type: Special
1   To Examine, Discuss and Approve All the Terms and
    Conditions of the Protocol; and Justification of
    Merger of Companhia De Bebidas Das Americas - Ambev
    with and Into Ambev S.a., Entered Into by and Among
    the Companies' Managers ("protocol and
    Justification I" and "merger I", Respectively).      Management  For           Voted - For
2   To Ratify the Retention of the Specialized Firm
    Apsis Consultoria Empresarial Ltda. ("apsis") to
    Prepare (a) the Valuation Report of Companhia De
    Bebidas Das Americas - Ambev ("companhia De
    Bebidas"), Based on Its Book Value, for Purposes of
    Sections 227 and 8 of Law No. 6,404/76 ("valuation
    Report I"); and (b) the Valuation Report of the Net
    Equities of the Company and Companhia De Bebidas,
    at Market Value, Evaluated Under the Same Criteria
    and on the Same Date, for Purposes of (due to
    Space Limits, See Proxy Statement for Full Proposal) Management  For           Voted - For
3   To Approve the Valuation Report I.                   Management  For           Voted - For
4   To Approve the Merger I.                             Management  For           Voted - For
5   To Examine, Discuss and Approve All Terms and
    Conditions of the Protocol and Justification of
    Merger of Ambev Brasil Bebidas S.a. with and Into
    the Company, Entered Into by and Among the
    Companies' Managers ("protocol and Justification
    II" and "merger II", Respectively).                  Management  For           Voted - For
6   To Ratify the Hiring of the Specialized Firm Apsis
    to Prepare (a) the Valuation Report of the Net
    Equity of Ambev Brasil Bebidas S.a. ("ambev
    Brasil"), Based on Its Book Value, for Purposes of
    Sections 227 and 8 of Law No. 6,404/76 ("valuation
    Report II"); and (b) the Valuation Report of the
    Net Equities of the Company and Ambev Brasil, at
    Market Value, Evaluated Under the Same Criteria and
    on the Same Date, for Purposes of Section 264 of
    Law No. 6,404/76 ("net Equity Valuation Report II"). Management  For           Voted - For
7   To Approve the Valuation Report II.                  Management  For           Voted - For


4





                          GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Approve the Merger II and the Company's Capital
    Increase, Upon the Issuance of Common Shares to be
    Subscribed and Paid in by the Managers of Ambev
    Brasil, for the Benefit of Its Shareholders, with
    the Consequent Amendment of the First Part of
    Article 5 of the Company's By- Laws in Order to
    Reflect the Referred Capital Increase.              Management  For           Voted - For
9   To Amend, Again, the First Part of Article 5 of the
    Company's By-laws in Order to Reflect Possible
    Capital Increases Approved Within the Limit of the
    Authorized Capital and Confirmed by the Members of
    the Company's Board of Directors Until the Date of
    Egm.                                                Management  For           Voted - For
10  To Amend Article 3 of the Company's By-laws in
    Order to (i) Include the Activity of Printing,
    Services of Preprinting and Graphic Finishing and
    Reproduction of Recorded Materials in Any Base; and
    (ii) Adjust the Activity of Trade of Byproducts, As
    Per Item "g" Thereof, to Mention, Including, But
    Not Limited To, Byproducts for Animal Feeding.      Management  For           Voted - For
11  To Authorize the Company's Executive Committee to
    Perform All Acts Necessary for the Consummation of
    the Merger.                                         Management  For           Voted - For
12A Election of Director: Victorio Carlos De Marchi     Management  For           Voted - Against
12B Election of Director: Carlos Alves De Brito         Management  For           Voted - Against
12C Election of Director: Marcel Herrmann Telles        Management  For           Voted - Against
12D Election of Director: Jose Heitor Attilio Gracioso  Management  For           Voted - Against
12E Election of Director: Vicente Falconi Campos        Management  For           Voted - Against
12F Election of Director: Luis Felipe Pedreira Dutra
    Leite                                               Management  For           Voted - Against
12G Election of Director: Roberto Moses Thompson Motta  Management  For           Voted - Against
12H Election of Director: Alvaro Antonio Cardoso De
    Souza                                               Management  For           Voted - Against
12I Election of Director: Paulo Alberto Lemman          Management  For           Voted - Against
12J Election of Director: Antonio Carlos Augusto
    Ribeiro Bonchristiano                               Management  For           Voted - For
12K Election of Director: Marcos De Barros Lisboa       Management  For           Voted - For
12L Election of Alternate Director: Luiz Fernando
    Ziegler De Saint Edmond                             Management  For           Voted - Against
13  To Amend and Restate the Company's By-laws, in
    Accordance with Company's Management Proposal.      Management  For           Voted - For
Meeting Date: 28-Apr-14   Meeting Type: Special
O1A Analysis of the Management Accounts, with
    Examination, Discussion and Voting on the Financial
    Statements Related to the Fiscal Year Ended
    December 31, 2013.                                  Management  For           Voted - For
O1B Allocation of the Net Profits for the Fiscal Year
    Ended December 31, 2013 and Ratification of the
    Payment of Interest on Own Capital and Distribution
    of Dividends, Related to the Fiscal Year Ended on
    December 31, 2013, Approved by the Board of


5





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Directors at Meetings Held on August 30, 2013,
    January 6, 2014, and March 25, 2014.                Management  For           Voted - For
O1C Election of the Members of the Company's Fiscal
    Council and Their Respective Alternates for A Term
    in Office Until the Ordinary General Meeting to be
    Held in 2015.                                       Management  For           Voted - For
O1D Ratification of the Amounts Paid Out As
    Compensation to the Management and to the Members
    of the Fiscal Council of the Company During the
    Fiscal Year Ended December 31, 2013 and
    Establishing the Overall Compensation of the
    Management and of the Members of the Fiscal Council
    for the Fiscal Year to be Ended December 31, 2014.  Management  For           Voted - For
E2A With the Purpose of Carrying Out the Partial
    Capitalization of the Tax Benefit Earned by the
    Company with the Partial Amortization of the
    Special Premium Reserve - in 319/99 for the 2013
    Fiscal Year, Pursuant to the Article 7 of Cvm
    Ruling N. 319/99, A Capital Increase in the Minimum
    Amount of R$ 218,277,229.62, Upon Issuance of
    13,566,018 Shares and the Maximum Amount of R$
    352,684,594.10, Upon Issuance of Up to 21,919,490
    Shares, at the Issuance Price of R$16.09 Per Share,
    (due to Space Limits, See Proxy Statement for
    Full Proposal)                                      Management  For           Voted - For
E2B New Capital Increase in the Amount of R$
    93,547,390.11, Corresponding to the Capitalization
    of 30% of the Tax Benefit Earned with the Partial
    Amortization of the Special Premium Reserve in the
    Fiscal Year of 2013, Pursuant to Article 7 of the
    Cvm Ruling N. 319/99, Without the Issuance of New
    Shares.                                             Management  For           Voted - For
E2C By Virtue of the Resolution Mentioned in (2b.)
    Above, As Well As the Capital Increases Approved by
    the Company's Board of Directors Within the Limit
    of the Authorized Capital, and Ratified Until the
    Date of the Ordinary and Extraordinary General
    Meetings, to Amend Caput of Article 5 of the
    Company's By-laws and to Restate Such By-laws.      Management  For           Voted - For
ANHANGUERA EDUCACIONAL PARTICIPACOES SA, VALINHOS,
CUSIP: P0355L115
Meeting Date: 18-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


6





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   Examination, Discussion and Approval of the Terms
    and Conditions of the Protocol of Merger and
    Instrument of Justification of Anhanguera
    Publicacoes E Comercio De Material Didatico Ltda.,
    from Here Onwards Referred to As Aesa Publicacoes,
    Which Was Entered Into on February 26, 2014, by the
    Managers of the Company and of Aesa Publicacoes      Management  For           Voted - For
II  Examination, Discussion and Ratification of the
    Appointment of the Valuation Company for the
    Preparation of the Valuation Report for Aesa
    Publicacoes                                          Management  For           Voted - For
III Examination, Discussion and Approval of the
    Valuation Report for the Entirety of the Equity of
    Aesa Publicacoes to be Transferred to the Company    Management  For           Voted - For
IV  Examination, Discussion and Approval of the Merger
    of Aesa Publicacoes Into the Company, Which is to
    be Conducted in Accordance with the Terms of the
    Protocol of Merger and Instrument of Justification,
    Without the Issuance of New Shares by the Company,
    Bearing in Mind That the Company Holds the Entirety
    of the Capital of Aesa Publicacoes                   Management  For           Voted - For
V   Authorization for the Managers of the Company to Do
    All the Acts That are Necessary for the
    Implementation and Formalization of the Proposed
    Resolutions That are Approved by the General
    Meeting of Shareholders of the Company               Management  For           Voted - For
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For


7





                          GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
II  To Decide on the Proposal of Capital Budget,
    Allocation of the Net Profits of the Fiscal Year
    and the Distribution of Dividends                   Management    For           Voted - For
III To Set the Annual Global Remuneration of the
    Managers for the 2014                               Management    For           Voted - For
IV  To Install and Elect the Members of the Fiscal
    Council and Set Their Remuneration. Votes in Groups
    of Candidates Only: Jose Antonio Ramos, Titular,
    Wagner Mar, Titular, Walter Mallas Machado De
    Barros, Titular, Jose Simone Neto, Substitute,
    Marcello Lopes Dos Santos, Substitute, Raul Todao
    Filho, Substitute, Only to Ordinary Shareholders    Management    For           Voted - For
    31-mar-2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 22 Apr 14
    to 28 Apr 14 and Receipt of the Names of the Fiscal
    Coun-cil Members. If You Have Already Sent in Your
    Votes, Please Do Not Return This-proxy Form Unless
    You Decide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                  Non-Voting
    31 Mar 2014: Deletion of Comment                    Non-Voting                  Non-Voting
AREZZO INDUSTRIA E COMERCIO SA
CUSIP: P04508100
Meeting Date: 15-Jul-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    218004 Due to Deletion Of-resolution. All Votes
    Received on the Previous Meeting Will be
    Disregarded And-you Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                  Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                  Non-Voting
I   A Change in the Maximum Number of Members Who Can
    Make Up the Board of Directors of the Company       Management    For           Voted - For
II  A Change in the Authority to Appoint the
    Chairperson and Vice Chairperson of the Board of
    Directors, with is Now Being Done by the General
    Meeting                                             Management    For           Voted - For
III The Amendment of Articles 13, 18 and 21 of the
    Corporate Bylaws of the Company As A Result of the
    Resolutions Described in Items I and II Above       Management    For           Voted - For
IV  The Restatement of the Corporate Bylaws of the
    Company, with Them Reflecting the Amendments
    Mentioned in Item III Above, As Well As the Current


8





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Amount of the Share Capital and the Number of
     Shares of the Company in Accordance with the
     Capital Increases Within the Authorized Capital
     Limit As Resolved on at Meetings of the Board of
     Directors of the Company Held on A. January 31,
     2011, B. February 29, 2012, C. July 30, 2012, and
     D. June 28, 2013                                    Management  For           Voted - For
V    Establishment of A New Number of Members of the
     Board of Directors for the Current Unified Term in
     Office, with This Increasing from the Current Eight
     Members to 10 Members                               Management  For           Voted - For
VI   Acceptance of the Resignation of Four Members of
     the Board of Directors of the Company               Management  For           Voted - For
VII  Election of Six New Members of the Board of
     Directors of the Company, with A Term in Office
     Until the Annual General Meeting That Resolves on
     the Financial Statements from the Fiscal Year That
     is to End on December 31, 2014                      Management  For           Voted - For
VIII Ratification of the Appointment of the Chairperson
     and Vice Chairperson of the Board of Directors      Management  For           Voted - For
IX   A Change in the Aggregate Annual Compensation
     Amount for the Managers for the 2013 Fiscal Year    Management  For           Voted - For
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
     Please Note That Votes 'in Favor' and 'against' in
     the Same Agenda Item Are- Not Allowed. Only Votes
     in Favor And/or Abstain Or Against And/ Or
     Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I    To Examine, Discuss and Vote Upon the Board of
     Directors Annual Report, the Financial Statements
     and Independent Auditors Report Relating to Fiscal
     Year Ended December 31, 2013                        Management  For           Voted - For
II   To Decide on the Allocation of the Result of the
     Fiscal Year and the Distribution of Dividends       Management  For           Voted - For
III  To Approve the Proposal for the Capital Budget for
     the Year 2014 Fiscal Year                           Management  For           Voted - For
IV   To Set the Global Remuneration of the Company
     Managers for the 2014 Fiscal Year                   Management  For           Voted - For
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If


9





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Inclusion, Among the Provisions of the
    Corporate Bylaws of the Company, of A Prohibition
    on the Positions of Chairperson of the Board of
    Directors and of the President Or Chief Executive
    Officer of the Company Being Held by the Same
    Person from May 10, 2014, in Compliance with That
    Which is Required by the Novo Mercado Listing Rules
    of the Bm and Fbovespa, Bolsa De Valores,
    Mercadorias E Futuros, with the Consequent
    Inclusion of A Paragraph 7 in Article 13 of the
    Corporate Bylaws of the Company                     Management  For           Voted - For
B2W - COMPANHIA DIGITAL, OSASCO, SP
CUSIP: P19055113
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Examine and Approve the Administrators Report
    and the Financial Statements of the Company
    Regarding the Fiscal Year Ending on December 31,
    2013                                                Management  For           Voted - For
II  To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - Against
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting


10





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
I   To Amend the Wording of Article 5 of the Corporate
    Bylaws of the Company to Reflect the Capital
    Increases That Were Approved by the Board of
    Directors on October 1 and November 1, 2013, As A
    Result of the Exercise of the Options Granted
    Within the Framework of the Stock Option Program of
    the Company That Was Approved on August 31, 2011    Management  For           Voted - For
II  To Restate the Corporate Bylaws of the Company in
    Such A Way As to Include the Resolution That is
    Passed                                              Management  For           Voted - For
Meeting Date: 05-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Increase of the Share Capital of the
    Company, in the Amount of Brl 2,380,000,000,
    Through the Private Issuance of 95,200,000 Common,
    Nominative Shares, with No Par Value, at an
    Issuance Price of Brl 25 Per Share                  Management  For           Voted - For
II  To Approve the Amendment of Paragraph 2 of Article
    5 of the Corporate Bylaws of the Company, to
    Increase the Authorized Capital Limit of the
    Company to Up to 320 Million Common Shares          Management  For           Voted - For
BRF S.A.
CUSIP: 10552T107 TICKER: BRFS
Meeting Date: 03-Apr-14 Meeting Type: Special
EG1 Amend the Corporate Bylaws to (i) Add Language to
    Item "d" and to Include Item "i" in Article 3, Sole
    Paragraph; (ii) Adapt the Wording of Article 18,
    Item 11, of Article 26 and Include Article 27 in
    Connection with the Establishment of the Statutory
    Audit Committee; (iii) Adapt the Wording of Article
    20, Caption Sentence and Paragraph 3; of Article
    21, Items 1, 2 and 3; and of Article 23 and 24 and
    Its Sub-paragraphs; (iv) Renumber the Chapters and
    Articles.                                           Management  For           Voted - For
01  To Examine and Vote on the Management Report,
    Financial Statements and Other Documents with
    Respect to the Fiscal Year Ended December 31, 2013
    and to Decide on the Allocation of the Net Profits


11





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    (attachment 9-1-ii, Pursuant to Cvm Instruction
    481).                                               Management  For           Voted - For
02  To Ratify the Distribution of Remuneration to the
    Shareholders, Pursuant to the Decision by the Board
    of Directors, in the Amount of R$724,018,821.80
    (seven Hundred and Twenty-four Million, Eighteen
    Thousand, Eight Hundred and Twenty- One Reais and
    Eighty Cents), All As More Fully Described in the
    Proxy Statement.                                    Management  For           Voted - For
03A To Elect the Members of the Fiscal Council: Attilio
    Guaspari(effective Member)                          Management  For           Voted - For
03B To Elect the Members of the Fiscal Council: Susana
    Hanna Stiphan Jabra(effective Member)               Management  For           Voted - For
03C To Elect the Members of the Fiscal Council: Decio
    Magno Andrade Stochiero(effective Member)           Management  For           Voted - For
03D To Elect the Members of the Fiscal Council: Agenor
    Azevedo Dos Santos (alternate Member)               Management  For           Voted - For
03E To Elect the Members of the Fiscal Council: Paola
    Rocha Ferreira(alternate Member)                    Management  For           Voted - For
03F To Elect the Members of the Fiscal Council:
    Tarcisio Luiz Silva Fontenele(alternate Member)     Management  For           Voted - For
E1  To Ratify the Decision Taken at the Meeting of the
    Board of Directors of 11.14.13, Which Elected A
    Member of the Board of Directors, Mr. Simon Cheng
    and the Decision at the Board of Directors of
    02.27.14, Where Councilor Simon Cheng Calls His
    Resigns, Having Been Replaced by the Board
    Appointed Mr. Eduardo Mufarej.                      Management  For           Voted - For
E2  To Approve the Total, Annual and Aggregate
    Compensation for the Members of the Management of
    the Brf Companies in the Amount of Up to R$60
    Million, Including Additional Compensation in
    December 2014 in an Amount Corresponding to One
    Monthly Salary. the Compensation of the Fiscal
    Council and the Audit Committee are Considered to
    be Included in the Total, Annual and Aggregate
    Amount of the Compensation (attachment V Pursuant
    to Article 12 of Cvm Instruction 481).              Management  For           Voted - For
E3  To Approve the Amendments to the Stock Option Plan
    (attachment Vi Pursuant to Article 13 of Cvm
    Instruction 481).                                   Management  For           Voted - For
E4  To Approve the Stock Options Performance Plan
    (attachment Vii Pursuant to Article 13 of Cvm
    Instruction 481).                                   Management  For           Voted - For
CIA HERING SA, BLUMENAU
CUSIP: P50753105
Meeting Date: 30-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your


12





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
1   The Election of A Member to the Board of Directors
    of the Company, in Addition to Those Currently
    Elected, to Hold Office Until the Annual General
    Meeting to Examine the Accounts of the Fiscal Year,
    Ending on 12/31/2014: Sr. Anderson Lemos Birman      Management  For           Voted - For
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must Include-the Name of the
    Candidate to be Elected. If Instructions to Vote on
    This Item-is Received Without A Candidate's Name,
    Your Vote Will be Processed in Favor-or Against of
    the Default Company's Candidate. Thank You.          Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                              Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Receipt
    of Additional Comment and D-irector Name. If You
    Have Already Sent in Your Votes, Please Do Not
    Return Thi-s Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.               Non-Voting                Non-Voting
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Financial Statements
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
II  Approval of the Capital Budget for the 2014 Fiscal
    Year                                                 Management  For           Voted - For
III To Decide on the Allocation of the Results from the
    Fiscal Year Ended on December 31, 2013, the
    Distribution of the Dividends and on the
    Ratification of the Distribution of Dividends and
    Interest on Own Decided on by the Board of Directors Management  For           Voted - For
IV  To Set the Global Remuneration of the Company
    Directors, Executive Committee and the Consultant
    Committee                                            Management  For           Voted - For


13





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 07-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   Amendment of Article 9 of the Corporate Bylaws, for
    the Inclusion of A New Paragraph, Which is to be
    Numbered As Paragraph 3, in Order to Provide That
    the Positions of Chairperson of the Board of
    Directors and President Or Chief Executive Officer
    Cannot be Held by the Same Person                   Management  For           Voted - For
II  Amendment of Article 16 of the Corporate Bylaws for
    the Inclusion of A Paragraph, Which is to be
    Numbered As the Sole Paragraph, in Order to Provide
    for the Manner of Replacing the President When He
    Or She is Absent Or Temporarily Incapacitated       Management  For           Voted - For
III Amendment of Letter G of Article 14 and of Letter F
    of Article 17 of the Corporate Bylaws, in Order to
    Change the Limit of the Authority of the Executive
    Committee from Brl 12 Million to Brl 40 Million in
    Company Transactions, with the Guidelines That are
    to be Established by the Board of Directors Being
    Observed, As Well As the Inclusion of A Letter Q in
    Article 14, in Order to Grant the Board of
    Directors the Authority to Establish the Guidelines
    in Relation to the Limit of the Authority of the
    Executive Committee                                 Management  For           Voted - For
IV  Increase of the Share Capital from Brl
    239,435,255.55 to Brl 313,086,122.14, Without the
    Issuance of New Shares, Through A. the
    Capitalization of the Income Tax Reinvestment Tax
    Incentive Reserve from the 2008 Calendar Year, in
    the Amount of Brl 218,981.17, B. the Capitalization
    of the Retained Profit Amount from the 2013 Fiscal
    Year, in the Amount of Brl 57,127,589.09, Arising
    from the Profit Retention Reserve, and C. the
    Capitalization of A Part of the Balance of the
    Legal Reserve, in the Amount of Brl 16,304,296.33,
    Which Was Established in Previous Fiscal Years. As
    A Consequence of the Mentioned Increases, the Main
    Part of Article 5 of the Corporate Bylaws Will be
    Amended                                             Management  For           Voted - For
V   Approval of the Restatement of the Corporate Bylaws
    of the Company                                      Management  For           Voted - For
    29 Apr 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 23 Apr 14
    to 07 May 14. If You Have Already Sent in Your


14





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Votes, Pl-ease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ, RIO DE J
CUSIP: P26663107
Meeting Date: 19-Mar-14 Meeting Type: Annual General Meeting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
1   To Examine, Discuss and Vote on the Administration
    Report, the Financial Statements and the Accounting
    Statements Accompanied by the Independent Auditors
    Report and Fiscal Council Report, Regarding the
    Fiscal Year Ended on December 31, 2013              Management  For           Voted - For
2   Allocation of Net Profit for the Year, It Included
    the Dividend to Shareholders in the Form of
    Dividend, in Value Brl 0.53600 Per Share. the
    Dividend Will be Updated by the Selic Rate, in the
    Period of January 2, 2014 Until April 21, 2014 and
    Must be Paid from April 22, 2014                    Management  For           Voted - For
3   Election to the Board of Directors, to Serve Out
    the Current Term in Office, and Determination of
    the Total Number of Members of That Body, Observing
    That Which is Provided for in Article 9 of the
    Corporate Bylaws. Name Appointed by British
    American Tobacco International (holdings)
    B.v.shareholder: Nelson Azevedo Jobim               Management  For           Voted - For
4   To Set Global Annual Remuneration of the
    Administrations                                     Management  For           Voted - For
5   To Install the Fiscal Council                       Management  For           Voted - For
6   Election of the Fiscal Council Members and to Set
    the Remuneration of Their. Names Appointed by
    British American Tobacco International (holdings)
    B.v. Shareholder: 1a. Antonio Duarte Carvalho De
    Castro Principal Member, Elizabeth Piovezan Benamor
    Substitute Member. 2b. Paulo Eduardo Pessoa


15





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Cavalcanti Da Silva Santos Principal Member,
    Eduardo Lucano Dos Reis Da Ponte Substitute Member   Management  For           Voted - For
Meeting Date: 19-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Hand Delivery/ Special Instructions Will Not be
    Processed. This Option Is- Only for the Issuance of
    the Cblc Letter Which is Proof of Position and
    Does-not Guarantee the Right to Vote.                Non-Voting                Non-Voting
1   Analysis of the Proposal for the Amendment of
    Article 10 of the Corporate Bylaws to Adapt It to
    the Law That is Currently in Effect                  Management  For           Voted - For
COMPANHIA DE BEBIDAS DAS AMERICAS-AMBEV
CUSIP: 20441W203 TICKER: ABV
Meeting Date: 30-Jul-13 Meeting Type: Special
I   To Review, Discuss & Approve Protocol &
    Justification of Merger Into Asset Base of Ambev
    S.a. of All Shares Issued by Company & Not Held by
    Ambev S.a. ("stock Swap Merger") & to Authorize
    Executive Committee to Subscribe, on Behalf of
    Shareholders, the Consequent Capital Increase of
    Ambev S.a. & to Perform All Other Acts Necessary to
    Implementation of Stock Swap Merger.                 Management  For           Voted - For
II  To Amend the Head of Section 5 of the Company's
    Bylaws in Order to Reflect Any Capital Increases
    Approved Within the Limits of the Authorized
    Capital and Ratified by the Board of Directors Up
    to the Date of the Extraordinary General Meeting.    Management  For           Voted - For
III If the Stock Swap Merger is Approved, to Cancel All
    Shares Issued by the Company and Held in Treasury
    on the Date of the Extraordinary General
    Shareholders' Meeting, Without Reducing the Value
    of the Capital Stock of the Company, Amending the
    Head of Section 5 of the Bylaws.                     Management  For           Voted - For
IV  In Order to Reflect the Amendments Proposed in
    Items (ii) and (iii) Above, to Restate the Bylaws
    of the Company According to the Management Proposal. Management  For           Voted - For


16


GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
COSAN SA INDUSTRIA E COMERCIO, PIRACICABA, SP
CUSIP: P31573101
Meeting Date: 31-Jul-13 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on March 31, 2013                                   Management  For           Voted - For
2   To Approve the Distribution of Net Profits Related
    to Fiscal Year Ending on March 31, 2013             Management  For           Voted - For
3   To Ratify the Amounts Paid for the Aggregate
    Compensation Attributed to the Managers of the
    Company for the Fiscal Year That Ended on March 31,
    2013, and to Establish the Aggregate Compensation
    of the Managers for the Fiscal Year That Began on
    April 1, 2013                                       Management  For           Voted - Against
4   To Decide on the Newspapers in Which Company
    Notices Will be Published                           Management  For           Voted - For
Meeting Date: 31-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Increase the Authorized Capital Amount of the
    Company Independent of A Bylaws Amendment           Management  For           Voted - For
2   To Extinguish the Position of Vice President
    Officer for Food and to Create the Position of Vice
    President Officer for Infrastructure                Management  For           Voted - For
3   To Amend the Period of the Fiscal Year of the
    Company, Which Will Run from January 1 to December
    31 of Each Year                                     Management  For           Voted - For
4   To Restate the Corporate Bylaws of the Company      Management  For           Voted - For


17





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 17-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting
I   The Ratification of the Signing of the Agreement
    for the Purchase and Sale of Shares of Companhia De
    Gas De Sao Paulo, Comgas, from Here Onwards
    Referred to As Comgas, in Accordance with the Terms
    of Article 256 of the Brazilian Corporate Law, As
    Previously Disclosed in the Notices of Material
    Fact from the Company That Were Dated May 28, 2012,
    and November 5, 2012                                Management  For           Voted - For
II  The Ratification and Approval of the Appointment of
    the Specialized Company Hired by the Management of
    the Company for the Preparation of the Report That
    is Described in Paragraph 1 of Article 256 of the
    Brazilian Corporate Law, from Here Onwards Referred
    to As the 256 Valuation Report                      Management  For           Voted - For
III Approval of the 256 Valuation Report                Management  For           Voted - For
IV  Inclusion of A New Activity in the Corporate
    Purpose of the Company, with the Consequent
    Amendment of the Main Part of Article 3 of the
    Corporate Bylaws of the Company                     Management  For           Voted - For
V   A Change in the Membership of the Fiscal Council of
    the Company, with the Consequent Amendment of the
    Main Part of Article 37 of the Corporate Bylaws of
    the Company                                         Management  For           Voted - For
VI  The Election of Two New Members of the Fiscal
    Council, in the Event That Item V Above is
    Approved: Jose Mauricio Disep Costa, Norton Dos
    Santos Freire, Marcelo Curti , Edgard Massao
    Raffaelli                                           Management  For           Voted - For
    5 Dec 13: Please Note That This is A Revision Due
    to Postponement of Meeting D-ate from 13 Dec 2013
    to 17 Dec 2013 and Receipt of Election Item Names
    in Reso-lution Vi. If You Have Already Sent in Your
    Votes, Please Do Not Return This P-roxy Form Unless
    You Decide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting


18





                         GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 30-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on December 31, 2013                                Management  For           Voted - For
2   Destination of the Year End Results                 Management  For           Voted - For
3   To Set the Global Remuneration of the Company
    Directors for the Exercise Started on January, 01,
    2014                                                Management  For           Voted - Against
4   To Elect the Members of the Board of Directors: 4a
    Rubens Ometto Silveira Mello, Chairman, 4b Marcelo
    De Souza Scarcela Portela, Vice Chairman, 4c Pedro
    Isamu Mizutani, 4d Serge Varsano, 4e Roberto De
    Rezende Barbosa, 4f Marcelo Eduardo Martins, 4g
    Burkhard Otto Cordes, 4h Pedro Isamu Mizutani, 4i
    Mailson Ferreira Da Nobrega, 4j Dan Ioschpe         Management  For           Voted - For
5   To Elect the Members of the Fiscal Council : 5a
    Nadir Dancini Barsanulfo, Titular, Sergio Roberto
    Ferreira Da Cruz, Substitute, 5b Celso Renato
    Geraldin, Titular, Marcos Aurelio Borges,
    Substitute, 5c Alberto Asato, Titular, Edison
    Andrade De Souza, Substitute, 5d Marcelo Curti,
    Titular, Edgard Massao Raffaelli, Substitute, 5e
    Jose Mauricio D Isep Costa, Titular, Norton Dos
    Santos Freire, Substitute                           Management  For           Abstain
    22 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Fiscal Council
    Member Names. If You Have Already Sent in Your
    Votes, Please-do Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Thank-you.     Non-Voting                Non-Voting


19





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
GAFISA S.A.
CUSIP: 362607301 TICKER: GFA
Meeting Date: 25-Apr-14 Meeting Type: Annual
1.  To Receive the Accounts Drawn Up by the Company's
    Officers, Examine, Discuss and Vote on the
    Financial Statements Concerning the Fiscal Year
    Ended December 31st, 2013.                           Management  For           Voted - For
2.  To Decide on the Destination of the Net Profits of
    the Fiscal Year Ended December 31st, 2013, and on
    the Payment of Dividends.                            Management  For           Voted - For
3.  To Establish the Number of Members That Shall
    Comprise the Company's Board of Officers.            Management  For           Voted - For
4.  To Elect the Members of the Company's Board of
    Officers, Due to the Expiration of the Term of
    Office.                                              Management  For           Voted - For
5.  To Establish the Amount of the Global Remuneration
    to be Paid to the Company's Administrators in 2014.  Management  For           Voted - For
6.  To Install and Establish the Number of Members That
    Shall Comprise the Company's Fiscal Council.         Management  For           Voted - For
7.  To Elect the Members of the Company's Fiscal
    Council Due to the Expiration of the Term of Office. Management  For           Voted - For
8.  To Establish the Amount of the Global Remuneration
    to be Paid to the Company's Fiscal Council in 2014.  Management  For           Voted - For
GRENDENE SA, SOBRAL
CUSIP: P49516100
Meeting Date: 07-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
A   To Accept the Managements Accounts, Examine,
    Discuss and Vote on the Accounting and Or Financial
    Statements for the Business Year Ended on December
    31, 2013                                             Management  For           Voted - For
B   To Decide on the Destination of the Net Income for
    the Year and the Distribution of Dividends, in
    Accordance with the Proposal by the Company's
    Executive Management                                 Management  For           Voted - For
C   To Elect the Members of the Board of Directors for
    A Term in Office of Two Years, Establishing the


20





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Number of Members to be Elected and the Aggregate
    Compensation of the Managers in Accordance with
    Article 14 of the Corporate Bylaws. Votes in Groups
    of Candidates Only. Members Appointed by the
    Controllers Shareholders: Alexandre Grendene
    Bartelle, Chairman, Pedro Grendene Bartelle, Vice
    Chairman, Renato Ochman, Mailson Ferreira Da
    Nobrega, Oswaldo De Assis Filho, Walter Janssen
    Neto. Only to Ordinary Shareholders                 Management  For           Voted - For
    20 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Names for R-esolution No. C. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Y-ou.             Non-Voting                Non-Voting
Meeting Date: 07-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting
1   Amendment to the Corporate Bylaws Through Changes
    to Articles 15, 21, 23, 32 and 35, in Order to I.
    Include A Prohibition on the Positions of
    Chairperson of the Board of Directors and President
    Or Chief Executive Officer of the Company Being
    Held by the Same Person, in Compliance with the
    Novo Mercado Listing Regulations of the Bm and
    Fbovespa, II. Update the Authorization Limit
    Amounts for the Board of Directors, III. Make
    Changes to the Positions on the Executive Committee
    of the Company, IV. Create A Bylaws Reserve for the
    Redemption, Repurchase and Or Acquisition of Shares
    Issued by the Company, V. Adapt the Wording of the
    Tax Incentive Reserve in Light of the Changes That
    Have Been Made to Law Number 11,638.07 and Law
    Number 11,941.09                                    Management  For           Voted - For
2   Re-statement of the Corporate Bylaws                Management  For           Voted - For
3   To Ratify Again Annual General Meeting Number 71,
    Which Was Held on April 8, 2013, to Ratify Again
    the Compensation for the Fiscal Council in Regard
    to the 2013 Fiscal Year, As Well As to Place on the
    Record the Appendix to the Capital Budget of the
    Company for the 2013 Fiscal Year That Has Already
    Been Approved at the Mentioned General Meeting      Management  For           Voted - For


21


GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
HYPERMARCAS SA, SAO PAULO
CUSIP: P5230A101
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Ratify
    the Protocol and Justification of Spin Off from
    Hypermarcas S.a., with the Merger of the Spun Off
    Equity Into Brainfarma Industria Quimica E
    Farmaceutica S.a., Which Was Prepared by the
    Executive Committee of the Company and Which
    Establishes, Among Other Things, the Terms and
    Conditions of the Spin Off from the Company, from
    Here Onwards Referred to As the Spin Off, Followed
    by the Merger of the Spun Off Portion of Its
    Equity, Which is Made Up of Certain Assets and
    Liabilities Related to the Manufacture and Sale of
    Certain Medications, from Here Onwards Referred to
    As the Spun Off Equity, by Its Wholly Owned
    Subsidiary Brainfarma Industria Quimica E
    Farmaceutica S.a., A Share Corporation, with Its
    Head Office in the City Contd                       Management  For           Voted - For
    Contd of Rio De Janeiro, State of Rio De Janeiro,
    at Estrada Dos-bandeirantes, 3191, Parte I,
    Jacarepagua, Zip Code 22775.111, with
    Corporate-taxpayer Id Number, Cnpj.mf,
    05.161.069.0001.10, from Here Onwards Referred- to
    As Brainfarma, from Here Onwards Referred to As the
    Merger of the Spun Off-equity, from Here Onwards
    Referred to As the Spin Off Protocol                Non-Voting                Non-Voting
II  Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Ratify
    the Appointment and Hiring of Cca Continuity
    Auditores Independentes S.s., A Simple Partnership,
    with Its Head Office in the City of Sao Paulo,
    State of Sao Paulo, at Alameda Santos, 2313, Second
    Floor, Jardim Paulista, Duly Registered with the
    Sao Paulo Regional Accounting Council, Crc.sp,
    Under Number 2sp025430.o.2, with Corporate Taxpayer
    Id Number, Cnpj.mf, 10.686.276.0001.29, from Here
    Onwards Referred to As Cca, As The                  Management  For           Voted - For


22





    GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Specialized Company Responsible for the Preparation
    of the Valuation Report, in Regard to the Book
    Valuation of the Spun Off Equity, for the Purposes
    of the Spin Off from the Company, of the Merger of
    the Spun Off Equity and of the Share Merger, As
    Defined Below, on the Basis Date of September 30,
    2013, Contd                                                                   Non-Voting
    Contd from Here Onwards Referred to As the
    Valuation Report                                    Non-Voting                Non-Voting
III Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Approve
    the Valuation Report, in Regard to the Spin Off     Management  For           Voted - For
IV  Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Consider
    and Approve the Proposal for the Spin Off from the
    Company, in Accordance with the Spin Off Protocol
    and in Accordance with the Terms of Article 229 of
    the Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders of
    the Company                                         Management  For           Voted - For
V   Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Consider
    and Approve the Proposal for the Merger of the Spun
    Off Equity Into Brainfarma, in Accordance with the
    Spin Off Protocol and in Accordance with the Terms
    of Article 227 of the Brazilian Corporate Law, with
    the Consequent Change of the Share Capital of
    Brainfarma, in the Amount of Brl 1,030,190.78,
    Through the Issuance of 352,923 Common, Nominative
    Shares That Have No Par Value, by Brainfarma, Which
    are to be Subscribed for and Paid in by the
    Shareholders of the Company, As A Result of the
    Spin Off, in Proportion to the Share Capital That
    They Currently Hold in the Company                  Management  For           Voted - For
VI  Merger of the Shares of Brainfarma Into the
    Company: to Ratify the Protocol and Justification
    of the Merger of Shares of Brainfarma Industria
    Quimica E Farmaceutica S.a. Into Hypermarcas S.a.,
    Which Was Prepared by the Executive Committee of
    the Company in Accordance with the Terms of Article
    252 of the Brazilian Corporate Law, Which
    Establishes the Terms and Conditions for the Share
    Merger, As Defined Below, and of the Acts and
    Measures That are Contemplated in It, from Here
    Onwards Referred to As the Share Merger Protocol    Management  For           Voted - For
VII Merger of the Shares of Brainfarma Into the
    Company: to Ratify the Appointment and Hiring of
    Cca As the Specialized Company Responsible for the
    Preparation of the Valuation Report, in Regard to
    the Book Valuation of the Shares of Brainfarma, for


23





                          GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     the Purposes of the Share Merger, As Defined Below,
     on the Basis Date of September 30, 2013             Management  For           Voted - For
VIII Merger of the Shares of Brainfarma Into the
     Company: to Approve the Valuation Report, in Regard
     to the Share Merger, As Defined Below               Management  For           Voted - For
IX   Merger of the Shares of Brainfarma Into the
     Company: to Consider and Approve the Proposal for
     the Merger, Into the Company, of Shares Issued by
     Brainfarma As A Result of the Share Capital
     Increase That Occurred Due to the Merger of the
     Spun Off Equity Into Brainfarma, from Here Onwards
     Referred to As the Share Merger, in Accordance with
     the Terms of the Share Merger Protocol, with the
     Consequent Increase of the Share Capital of the
     Company, in the Total Amount of Brl 1,030,190.78,
     Through the Issuance of 92,798 New, Common,
     Nominative, Book Entry Shares That Have No Par
     Value, to be Subscribed for by the Shareholders of
     the Company, in Proportion to the Shareholder
     Interest That They Currently Hold in the Share
     Capital of the Company                              Management  For           Voted - For
X    Authorization for the Managers: to Authorize the
     Managers of the Company to Do All the Acts That are
     Necessary to Carry Out the Resolutions That are
     Proposed and Approved by the Shareholders of the
     Company                                             Management  For           Voted - For
Meeting Date: 17-Apr-14   Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
     Please Note That Votes 'in Favor' and 'against' in
     the Same Agenda Item Are- Not Allowed. Only Votes
     in Favor And/or Abstain Or Against And/ Or
     Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
     Please Note That Shareholders Submitting A Vote to
     Elect A Member Must-include the Name of the
     Candidate to be Elected. If Instructions to Vote
     On-this Item is Received Without A Candidate's
     Name, Your Vote Will be Processed-in Favor Or
     Against of the Default Company's Candidate. Thank
     You.                                                Non-Voting                Non-Voting
I    To Examine, Discuss and Vote on the Annual
     Administrations Report and the Financial
     Statements, Accompanied by the Independent
     Auditor's Report, Regarding the Fiscal Year Ended
     on December 31, 2013                                Management  For           Voted - For
II   To Approve the Proposal for the Allocation of the
     Net Profit and Distribution of Dividends in


24





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Reference to the Fiscal Year of the Company That
    Ended on December 31, 2013                          Management  For           Voted - For
III To Vote Regarding the Increase in the Number of
    Positions on the Board of Directors of the Company
    from 9 to 11                                        Management  For           Voted - For
IV  To Elect Two New Members to the Board of Directors
    of the Company, in Addition to the Other Members
    Who are Currently on the Board. Votes in Groups of
    Candidates Only. Members Appointed by the
    Controllers Shareholders: Alvaro Stainfeld and Luca
    Mantegazza. Only to Ordinary Shareholders           Management  For           Voted - Against
V   To Set the Global Remuneration of the Managers of
    the Company                                         Management  For           Voted - For
VI  To Authorize the Managers of the Company to Do All
    of the Acts That are Necessary to Carry Out the
    Resolutions Proposed and Approved by the
    Shareholders of the Company                         Management  For           Voted - For
    24 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution No. IV. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Y-ou.             Non-Voting                Non-Voting
HYPERMARCAS SA, SAO PAULO
CUSIP: P5246AAD5
Meeting Date: 27-Dec-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Proposal for the Spin Off from the Company in
    Accordance with the Terms of Article 229 of the
    Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders      Management  For           Voted - For
II  The Proposal for the Merger, Into the Company, of
    All of the Shares Issued by Brainfarma Industria
    Quimica E Farmaceutica S.a., in Accordance with the
    Terms of the Protocol for the Spin Off and Merger
    of Shares, with the Consequent Increase of the
    Share Capital of the Company, in the Total Amount


25





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Brl 1,030,190.78, Through the Issuance of 92,798
    New, Common, Nominative, Book Entry Shares That
    Have No Par Value, to be Subscribed for by the
    Shareholders of the Company, in Proportion to the
    Shareholder Interest That They Currently Hold       Management  For           Voted - For
HYPERMARCAS SA, SAO PAULO
CUSIP: P5246AAE3
Meeting Date: 27-Dec-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Proposal for the Spin Off from the Company in
    Accordance with the Terms of Article 229 of the
    Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders      Management  For           Voted - For
II  The Proposal for the Merger, Into the Company, of
    All of the Shares Issued by Brainfarma Industria
    Quimica E Farmaceutica S.a., in Accordance with the
    Terms of the Protocol for the Spin Off and Merger
    of Shares, with the Consequent Increase of the
    Share Capital of the Company, in the Total Amount
    of Brl 1,030,190.78, Through the Issuance of 92,798
    New, Common, Nominative, Book Entry Shares That
    Have No Par Value, to be Subscribed for by the
    Shareholders of the Company, in Proportion to the
    Shareholder Interest That They Currently Hold       Management  For           Voted - For
INTERNATIONAL MEAL COMPANY HOLDINGS SA, SAO PAULO
CUSIP: P5789M100
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


26





                           GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                  Non-Voting
    03 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                       Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                  Non-Voting
I   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated and Individual Financial Statements
    Regarding the Fiscal Year Ending on December 31,
    2013, Accompanied by the Independent Auditors Report Management    For           Voted - For
II  To Decide on the Allocation of the Result of the
    Fiscal Year 2013, and the Distribution of Dividends  Management    For           Voted - For
III To Set the Global Remuneration of the Company
    Directors for the 2014                               Management    For           Voted - For
IV  To Recognize the Resignation of Members of the
    Board of Directors of the Company                    Management    For           Voted - For
V   To Elect New Members to the Board of Directors of
    the Company, to Replace Those Who Have Resigned. Va
    Votes in Groups of Candidates Only. Newton Maia
    Salomao Alves, Humberto Eustaquio Cesar Mota. Only
    to Ordinary Shareholders                             Management    For           Voted - Against
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Nominee Nam-es and Modification
    in Comment. If You Have Already Sent in Your Votes,
    Please-do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instru-ctions. Thank
    You.                                                 Non-Voting                  Non-Voting
JBS SA, SAO PAULO
CUSIP: P59695109
Meeting Date: 20-Dec-13    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                  Non-Voting
I   Ratification, in Accordance with the Terms of
    Article 256, Paragraph 1, of Law Number 6404 of


27





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    December 15, 1976, from Here Onwards Referred to As
    Law Number 6404.76, of the Appointment and Hiring
    of Apsis Consultoria Empresarial Ltda. to Prepare
    the Valuation Report of the Companies That Hold the
    Seara Brasil Business Unit, Which are Seara Holding
    Europe B.v., Jbs Foods Participacoes Ltda. and
    Excelsior Alimentos S.a., As Well As of the Rights
    That are Related to Baumhardt Comercio E
    Participacoes Ltda., from Here Onwards Referred to
    As Corporate Ownership Interests and Rights and
    Valuation Report, Respectively                      Management  For           Voted - For
II  Ratification, in Accordance with the Terms of
    Article 256, Item I, of Law Number 6404.76, of the
    Acquisition, by the Company, of the Corporate
    Ownership Interests and Rights                      Management  For           Abstain
III Examination and Approval of the Valuation Report    Management  For           Voted - For
IV  Election of A Member of the Board of Directors of
    the Company - Tarek Mohamed Noshy Nasr Mohamed
    Farahat, for Common Shares                          Management  For           Voted - For
    05 Dec 2013: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting
    05 Dec 2013: Please Note That Votes 'in Favor' and
    'against' in the Same Agend- A Item are Not
    Allowed. Only Votes in Favor And/or Abstain Or
    Against And/ Or-abstain are Allowed. Thank You      Non-Voting                Non-Voting
    11 Dec 2013: Please Note That This is A Revision
    Due to Receipt of Additional- Comments and Name in
    Resolution No. IV. If You Have Already Sent in Your
    Votes-, Please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Origina-l Instructions.
    Thank You.                                          Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote


28





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Administrators Report, the Financial
    Statements and the Accounting Statements Regarding
    the Fiscal Year Ended on December 31, 2013          Management  For           Voted - For
II  Deliberate on the Allocation of Net Profits of the
    Fiscal Year and on the Distribution of Dividends
    for the Fiscal Year Ended on December 31,2013       Management  For           Voted - For
III To Ratify the Member Elected of the Board of
    Directors. Votes in Individual Names Allowed:
    Marcio Percival Alves Pinto. Only to Ordinary
    Shareholders                                        Management  For           Voted - Against
IV  To Set Annual Global Remuneration of the Directors
    and of the Fiscal Council Members                   Management  For           Voted - For
V   Approval of the Newspapers for Publication of the
    Legal Notices. They Will be Published on Valor
    Economico                                           Management  For           Voted - For
    22 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. III. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote A-gain Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Amendment of the Stock Option Plan   Management  For           Voted - For
II  To Amend Articles 3, 17 Through 21, 32 and 63 of
    the Corporate Bylaws of the Company                 Management  For           Voted - For
III To Restate the Corporate Bylaws                     Management  For           Voted - For
LOCALIZA RENT A CAR SA, BELO HORIZONTE
CUSIP: P6330Z111
Meeting Date: 02-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your


29





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Ratification of the Hiring of the Appraisers to
    Prepare the Valuation Report for the Quotas Issued
    by Localiza Jf Aluguel De Carros Ltda., A Limited
    Business Company, with Corporate Taxpayer Id
    Number, Cnpj.mf, 18.483.286.0001.79, Registered
    with the Minas Gerais State Board of Trade Under
    Company Identification Number, Nire, 31209890431,
    with Its Head Office at Rua Santo Antonio 737,
    Centro Neighborhood, in the Municipality of Juiz De
    Fora, State of Minas Gerais, Zip Code 36015.001,
    from Here Onwards Referred to As Localiza Jf, for
    the Purposes of That Which is Provided for in
    Paragraph 1 of Article 256 of Law Number 6404.76    Management  For           Voted - For
2   Approval of the Valuation Report for the Quotas
    Issued by Localiza Jf, Prepared by the Appraisers,
    with A Basis Date of June 30, 2013                  Management  For           Voted - For
3   Approval of the Acquisition of All of the Quotas
    Representative of the Capital of Localiza Jf, in
    Compliance with That Which is Provided for in
    Paragraph 1 of Article 256 of Law Number 6404.76,
    in Accordance with the Terms of That Which is
    Provided for in the Draft of the Private Instrument
    for the Purchase and Sale of Quotas                 Management  For           Voted - For
4   To Authorize the Executive Committee of the Company
    to Do All of the Acts That are Necessary for the
    Implementation of the Resolutions Passed at the
    Extraordinary General Meeting                       Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Approve the Administrators Accounts, the
    Administrations Report, the Financial Statements of
    the Company                                         Management  For           Voted - For
2   Approve the Proposal of the Administration to the
    Destination of Profit of the Fiscal Year and the
    Distribution of Dividends                           Management  For           Voted - For


30





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
4   To Decide on the Newspapers in Which Company
    Notices Will be Published                           Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Approve the Acquisition of the Company Localiza
    Cuiaba Aluguel De Carros Ltda., from Here Onwards
    Referred to As Localiza Cuiaba, for the Purposes of
    Article 256 of Law 6404.76 I. to Approve the
    Ratification of the Appointment and Hiring of the
    Appraisers Responsible for the Preparation of the
    Valuation Report for the Quotas Issued by Localiza
    Cuiaba, II. to Approve the Valuation Report for the
    Quotas Issued by Localiza Cuiaba, Which Was
    Prepared by the Appraisers, III. to Approve the
    Acquisition of All of the Quotas Representative of
    the Capital of Localiza Cuiaba, and IV. to
    Authorize the Executive Committee of the Company to
    Do All the Acts That are Necessary for the
    Implementation of the Resolutions Above             Management  For           Voted - For
2   To Approve the Merger of the Company Localiza Car
    Rental S.a., from Here Onwards Referred to As
    Localiza Car Rental, for the Purposes of Article
    264 of Law 6404.76 I. to Approve the Protocol of
    Justification and Merger That Concerns the Merger
    of the Wholly Owned Subsidiary Localiza Car Rental,
    II. to Ratify the Appointment and Hiring of the
    Appraisers Responsible for the Valuation of the
    Shareholder Equity of Localiza Car Rental and the
    Preparation of the Appropriate Valuation Report,
    III. to Approve the Valuation Report at Book Value
    of the Shareholder Equity of Localiza Car Rental,
    IV. To                                              Management  For           Voted - For
    Approve the Definitive Proposal for the Merger of
    Localiza Car Rental, with the Consequent Extinction
    of Localiza Car Rental, and V. to Authorize the
    Executive Committee of the Company to Do All the
    Acts That are Necessary for the Contd                                         Non-Voting
    Contd Implementation of the Resolutions Above       Non-Voting                Non-Voting
3   To Approve the Merger of the Company Localiza Jf
    Aluguel De Carros Ltda., from Here Onwards Referred
    to As Localiza Jf, for the Purposes of Article 264


31





                          GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Law 6404.76 I. to Approve the Protocol of
    Justification and Merger That Concerns the Merger
    of the Wholly Owned Subsidiary Localiza Jf, II. to
    Ratify the Appointment and Hiring of the Appraisers
    Responsible for the Preparation of the Valuation
    Report for the Equity of Localiza Jf and the
    Preparation of the Appropriate Valuation Report,
    III. to Approve the Valuation Report for the Book
    Equity of Localiza Jf, IV. to Approve the
    Definitive Proposal for the Merger of Localiza Jf,
    with the Consequent Extinction of Localiz Jf, and
    V. to Authorize the Executive Committee of the
    Company to Do All the Acts That are Necessary for
    the Implementation of the Resolutions Above         Management  For           Voted - For
LOJAS RENNER SA, PORTO ALEGRE
CUSIP: P6332C102
Meeting Date: 17-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Examine, Discuss and Vote on the Management
    Accounts and Financial Statements for the Fiscal
    Year Ending December 31 2013                        Management  For           Voted - For
2   Examine, Discuss and Vote the Proposal for the
    Allocation of Net Income for the Fiscal Year and
    the Distribution of Dividends                       Management  For           Voted - For
3   Establish the Number of Members of the Board of
    Directors                                           Management  For           Voted - For
4   Elect the Members of the Board of Directors         Management  For           Voted - For
5   Establish the Amount of Compensation of the Members
    of Management                                       Management  For           Voted - For
6   Establish the Number of Members of the Fiscal
    Council                                             Management  For           Voted - For
7   Elect the Members of the Fiscal Council             Management  For           Voted - For
8   Establish the Amount of Compensation of the Members
    of the Fiscal Council                               Management  For           Voted - For
    17 Mar 2014: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting


32





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    17 Mar 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
M. DIAS BRANCO SA INDUSTRIA E COMERCIO DE ALIMENTO
CUSIP: P64876108
Meeting Date: 25-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    242777 Due to Addition Of-resolution. All Votes
    Received on the Previous Meeting Will be
    Disregarded And-you Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
I.A To Vote Regarding the Proposal for the Amendment of
    the Bylaws, Which Consists of Amending the Wording
    of Articles 10, 11, 12, Line Vii of Article 14,
    Articles 18 and 19 and Their Respective Paragraphs  Management  For           Voted - For
I.B To Include New Lines, from Numbers Xii Through Xx
    in Article 14, from Numbers I Through X in Article
    18, and from Numbers I Through V in Article 19      Management  For           Voted - For
I.C To Include A New Paragraph in Articles 10 and 19,
    Renumbering Those That are Currently in Effect      Management  For           Voted - For
I.D To Change the Name of Chapter Xi of the Corporate
    Bylaws and to Include A New Article, Which Will be
    Numbered 37, with the Renumbering of the Following
    Article, All in Accordance with the Proposal Sent
    by the Board of Directors                           Management  For           Voted - For
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


33





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Discuss and Vote Regarding the Proposal for the
    Merger, Into the Company, of Its Subsidiary
    Industria De Alimentos Bomgosto Ltda., A Limited
    Company, Organized and Existing in Accordance with
    the Laws of Brazil, with Its Head Office in the
    Municipality of Jaboatao Dos Guararapes, State of
    Pernambuco, at Highway Br 101, South, 3170,
    Kilometer 84, Prazeres, Zip Code 54345.160, with
    Corporate Taxpayer Id Number, Cnpj.mf,
    35.603.679.0001.98, and Its Founding Documents on
    File with the Board of Trade for the State of
    Pernambuco Under Company Id Number, Nire,
    26.20.0066722.1, from Here Onwards Referred to As
    Vitarella, in Which the Company Owns All of the
    Quotas Representative of Its Capital                Management  For           Voted - For
2   To Discuss and Vote Regarding the Protocol and
    Justification of the Merger of Vitarella Into the
    Company, Which Was Signed on December 6, 2013, by
    the Management of Both Companies, As Well As of the
    Acts and Measures Contemplated in It                Management  For           Voted - For
3   To Appoint the Appraisers Charged with the
    Valuation of the Equity of Vitarella That is to be
    Merged Into the Company                             Management  For           Voted - For
4   To Discuss and Vote Regarding the Valuation Report
    of the Equity Value of Vitarella That is Prepared
    by the Appraisers                                   Management  For           Voted - For
5   To Approve the Merger of Vitarella Into the Company Management  For           Voted - For
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
I   To Approve, Upon the Board of Directors Annual
    Report, Financial Statements, Accompanied by
    Independent Auditors Report Related to Fiscal Year
    Ended on December 31, 2013                          Management  For           Voted - For


34





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
II  Deliberate on the Allocation of Net Profit Resulted
    from 2013 Fiscal Year, Accordance with A Proposal
    from the Board of Directors at Meeting Held on
    March 10, 2014                                      Management  For           Voted - For
III To Establish the Aggregate Annual Remuneration of
    the Management of the Company from 2014 Fiscal Year Management  For           Voted - For
IV  To Elect and Instate the Members of the Board of
    Directors. Votes in Groups of Candidates Only.
    Francisco IVens De Sa Dias Branco, Chairman,
    Francisco Claudio Saraiva Leao Dias Branco,
    Substitute, Maria Consuelo Saraiva Leao Dias
    Branco, Titular, Geraldo Luciano Mattos Junior,
    Substitute, Maria Das Gracas Dias Branco Da
    Escossia, Titular, Maria Regina Saraiva Leao Dias
    Branco Ximenes, Substitute, Joao Batista Santos,
    Titular, Francisco Marcos Saraiva Leao Dias Branco,
    Substitute, Affonso Celso Pastore, Titular, Daniel
    Mota Gutierrez, Substitute. Only to Ordinary
    Shareholders                                        Management  For           Voted - For
    01 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution IV. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This-proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
MARFRIG ALIMENTOS SA, SAO PAULO
CUSIP: P64389AA0
Meeting Date: 12-Jul-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   Amendment of the Wording of Items III.12.2 and
    III.12.4 of the Issuance Indenture                  Management                Non-Voting
II  Amendment of the Wording of Item III.12.9 of the
    Issuance Indenture                                  Management                Non-Voting
III The Signing, by the Issuer and the Trustee, of the
    Third Addendum to the Private Instrument of
    Indenture of the Second Issuance of Debentures
    Convertible Into Shares of Marfrig Alimentos S.a.,
    Reflecting the Amendments Resulting from the
    Resolutions Mentioned in Items I and II Above and
    That are Approved by the Debenture Holders at the
    General Meeting of Debenture Holders                Management                Non-Voting


35





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 22-Jan-14 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Amendment of the Wording of Item III.12.2 of
    the Issuance Indenture to Change the Frequency of
    the Calculation of the Compensatory Interest and
    the Payment Date of the Fourth Installment of the
    Remuneration on the Debentures, Which Must be Paid
    on January 25, 2014, Calculated Pro Rata from
    November 15, 2013                                   Management                Non-Voting
II  The Amendment of the Wording of Item III.13 of the
    Issuance Indenture for the Inclusion of A Provision
    Regarding A New Obligation of the Issuer to Redeem
    the Entirety of the Debentures That are Not Used to
    Subscribe for and Pay in New Debentures Within the
    Framework of A New Issuance of Debentures That are
    Convertible Into Common Shares, in A Single Series,
    of the Unsecured Type, for A Private Distribution
    That is to be Conducted by the Issuer, from Here
    Onwards Referred to As the Fifth Issuance, Which
    Still Depends on the Approval of the Extraordinary
    General Meeting of the Issuer, with This Obligation
    to Redeem the Debentures Being Limited to the
    Number of New Debentures That are Paid in Money
    Currency in the New Issuance. Contd                 Management                Non-Voting
    Contd the Redemption Will Occur Through the Payment
    of the Unit Face Value-plus the Remuneration That
    Applies to It to the Payment Date                   Non-Voting                Non-Voting
III The Amendment of the Wording of Item III.18 of the
    Issuance Indenture to Provide for the Possibility
    of Using the Debentures at Their Unit Face Value to
    Pay in the New Debentures of the Fifth Issuance     Management                Non-Voting
IV  The Signing, Between the Issuer and the Trustee, of
    the Fourth Addendum to the Private Indenture
    Instrument of the Second Issuance of Debentures
    Convertible Into Shares of Marfrig Alimentos S.a.,
    Reflecting the Amendments Resulting from the
    Resolutions Mentioned in Sub Items I, II and III
    Above That Come to be Approved by the Debenture
    Holders at the General Meeting of Debenture Holders Management                Non-Voting


36


GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MARFRIG GLOBAL FOODS S.A
CUSIP: P64389102
Meeting Date: 22-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Vote Regarding the Issuance of Debentures
    Convertible Into Common Shares, in A Single Series,
    of the Type Without A Guarantee, for Private
    Distribution, Totaling, on the Issuance Date, the
    Amount of Brl 2,150,000,000, Which Will Constitute
    the Fifth Issuance of Debentures of the Company,
    from Here Onwards Referred to As the Fifth Issuance
    of Debentures, the Main Characteristics of Which
    Will be A Total Issuance Amount of Brl
    2,150,000,000, in A Single Series, with A Face
    Value for the Debentures of Brl 10,000, with It
    Being the Case That the Funds in Brl That are
    Raised by the Company Through the Fifth Issuance
    Will be Used to Redeem the Debentures from the
    Second Issuance of the Company, from Here Onwards
    Referred to As the Debentures from the Second
    Issuance, with the Debentures Having Remuneration
    Such That, on the Contd                             Management                Non-Voting
    Contd Face Value of the Debentures There Will Be,
    from the Issuance Date,-interest Equivalent to 100
    Percent of the Accumulated Variation of The-
    Average Accumulated Daily Rates of the Interbank
    Deposit Rate for the Day,-over Extra Group, Stated
    in the Form of an Annual Percentage, As
    Calculated-and Published Daily by Cetip S.a.,
    Mercados Organizados, from Here Onwards- Referred
    to As Cetip, in the Daily Report That is Available
    on Its Internet-website at Www.cetip.com.br, from
    Here Onwards Referred to As the Ib Rate,-plus A
    Spread of One Percent A Year, on the Basis of 252
    Business Days, From- Here Onwards Referred to As
    the Remuneration, with the Debentures Being Of-the
    Unsecured Type, with A Maturity Date That is 36
    Months from the Issuance-date, Which Will be
    January 25, 2014, with the Payment Dates for
    The-remuneration Contd                              Non-Voting                Non-Voting
    Contd Being January 25, 2015, January 25, 2016, and
    the Last Payment Date-will Coincide with the
    Maturity Date on January 25, 2017, with the


37





    GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Trustee-being Planner Trustee Dtvm S.a. in the
    Event the Fifth Issuance of Debentures-is Approved,
    the Executive Committee of the Company Will be
    Authorized To-take Any and All Measures That are
    Necessary for the Implementation of The-fifth
    Issuance of Debentures, Including Having the
    Authority to Hire A Paying-agent and Transfer Agent
    for the Debentures and the Trustee for the
    Fifth-issuance of Debentures, As Well As to Sign
    the Indenture for the Issuance And-any Later
    Addenda Within the Limits Established by the
    General Meeting. It Is- Emphasized That the
    Proposal for the Issuance of Debentures and Other
    Related-documents Have Been Evaluated by the Fiscal
    Council of the Company, Contd                        Non-Voting                Non-Voting
    Contd Which Issued an Opinion That Recommended
    Sending the Mentioned Proposal- for the Issuance
    for the Consideration of the General Meeting of
    Shareholders                                         Non-Voting                Non-Voting
2.1 To Vote Regarding the Amendment of the Corporate
    Bylaws of the Company for the Purpose of Carrying
    Out, Amendments to the Preamble, Article 1 and
    Other Mentions in the Corporate Bylaws to Change
    the Corporate Name of the Company from Marfrig
    Alimentos S.a. to Marfrig Global Foods S.a.          Management                Non-Voting
2.2 Amendment of Article 5 of the Corporate Bylaws, in
    Such A Way As to Update the Statement of the Share
    Capital and the Number of Shares Issued by the
    Company, in Accordance with Resolutions to Increase
    the Capital, Within the Authorized Capital, That
    Were Carried Out by the Board of Directors at
    Meetings That Were Held on December 4, 10, 18 and
    21, 2012, and February 5, 2013, at 5 P.m. and at 6
    P.m.                                                 Management                Non-Voting
2.3B1 To Change the Rules for the Management of the
    Company, to Provide for the Ordinary Legal
    Representation of the Company by Two Executive
    Officers, One of Whom Must be the Ceo, the Chief
    Legal Officer Or the Chief Financial and
    Administrative Officer, Who Must Act Jointly with
    Another Executive Officer Without A Specific
    Designation, with It Being the Case That the
    Investor Relations Officer Can Represent the
    Company Acting Individually Exclusively in Matters
    Related to His Or Her Scope of Activity              Management                Non-Voting
2.3B2 To Exclude the Position of Chief Operating Officer
    and to Create the Position of Chief Legal Officer    Management                Non-Voting
2.3B3 To Provide That Powers of Attorney Will be Granted
    by Two Executive Officers Jointly, in the Manner of
    Representation That is Provided for in Item B1,
    Above                                                Management                Non-Voting
3   To Vote Regarding the Restatement of the Corporate
    Bylaws to Reflect the Amendments That are Mentioned
    Above                                                Management                Non-Voting


38





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 17-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company
    Consolidated Financial Statements Relating to
    Fiscal Year Ended December 31, 2013                 Management  For           Voted - For
2   To Elect the Members of the Fiscal Council. Votes
    in Groups of Candidates Only: Eduardo Augusto Rocha
    Pocetti, Titular, Roberto Lamb, Titular, Walfrido
    Marinho, Titular, Marcello Froldi Negro,
    Substitute, Carlos Roberto De Albuquerque Sa,
    Substitute, Peter Vaz Da Fonseca, Substitute. Only
    to Ordinary Shareholders                            Management  For           Voted - For
3   To Set the Total Annual Remuneration for the
    Members of the Board of Directors, for the
    Executive Committee, and for the Members of the
    Fiscal Council for the 2014 Fiscal Year             Management  For           Voted - For
    27 Mar 2014: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting
    27 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You                    Non-Voting                Non-Voting
MARISA LOJAS SA
CUSIP: P6462B106
Meeting Date: 17-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting


39





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements for the Fiscal
    Year Ending December 31, 2013                       Management  For           Voted - For
2   Consideration of the Proposed Allocation of Net
    Profits and Dividend Distribution, As Well As the
    Proposed Capital Budget                             Management  For           Voted - For
3   To Set the Number of Members of the Board of
    Directors and to Elect the Members of the Board of
    Directors. Votes in Groups of Candidates Only.
    Marcio Luiz Goldfarb, Chairman, Decio Goldfarb,
    Denise Goldfarb Terpins, Cassio Casseb Lima, Israel
    Vainboim. Only to Ordinary Shareholders. Votes in
    Individual Names Allowed: Candidate Nominated by
    the Minority Ordinary Shareholder: Gustavo Josef
    Wigman. Only to Ordinary Shareholders               Management  For           Voted - For
4   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
    04 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must           Non-Voting                Non-Voting
    Contact Their Csr to Inclu-de the Name of the
    Candidate to be Elected. If Instructions to Vote on
    This It-em are Received Without A Candidate's Name,
    Your Vote Will be Processed in Fav-our Or Against
    the Default Companies Candidate. Thank You                                    Non-Voting
    09 Apr 2014: Please Note That This is A Revision
    Due to Addition of Comment An-d Receipt of Nominee
    Names. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructio-ns. Thank
    You.                                                Non-Voting                Non-Voting
Meeting Date: 17-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Amendment of the Main Part of Article 3 of the
    Corporate Bylaws of the Company to Change the


40





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Corporate Purpose of the Company in Such A Way As
    to Include Business Brokerage and Related
    Activities and Acting As A Representative of
    Insurance on Account and in the Name of Insurance
    Companies                                           Management  For           Voted - For
II  The Amendment of the Main Part of Article 5 of the
    Corporate Bylaws of the Company to Reflect the
    Increases in the Share Capital of the Company That
    Occurred During the 2013 Fiscal Year, Within the
    Authorized Capital Limit, As A Result of the
    Exercise of Stock Purchase Options in Accordance
    with the Terms of the Company Stock Option Plan, As
    Approved at the Meetings of the Board of Directors
    of the Company That Were Held on April 30, 2013,
    and June 3, 2013                                    Management  For           Voted - For
III The Amendment of Article 17 of the Corporate Bylaws
    of the Company to Reflect the Prohibition on the
    Positions of Chairperson of the Board of Directors
    and President Being Held by the Same Person, As
    Required by the Novo Mercado Listing Regulations of
    the Bm and Fbovespa                                 Management  For           Voted - For
MULTIPLUS SA, SAO PAULO
CUSIP: P69915109
Meeting Date: 14-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1A  Amendment of the Corporate Bylaws of the Company,
    in Accordance with the Terms of the Proposal
    Presented in Appendix I to the Manual for
    Participation in the Extraordinary General Meeting,
    Made Available to the Shareholders in the Format
    Indicated in This Call Notice, Which Includes. the
    Amendment of Article 5, Which Deals with the Share
    Capital, Bearing in Mind the Increase That Occurred
    Within the Authorized Capital Limit, Which Was


41





                         GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Approved at the Meeting of the Board of Directors
    That Was Held on November 23, 2012                  Management   For           Voted - For
1B  The Amendment of Article 19, to Provide for an
    Increase in the Number of Members of the Board of
    Directors, Which Will Come to be Made Up of Seven
    Members                                             Management   For           Voted - For
1C  The Amendment of Paragraph 2 of Article 19, to
    Provide for an Increase in the Percentage of
    Members of the Board of Directors Who Must be
    Independent Members of the Board of Directors to A
    Minimum of 30 Percent, for the Purpose of Making A
    Positive Contribution to Increasing the Standards
    of Corporate Governance of the Company              Management   For           Voted - For
1D  The Amendment of Line Xxvi of Article 23 to Provide
    That the Board of Directors Can and Instate
    Committees, Which are Made Up of People Designated
    from Among the Members of the Management and Or
    People Who are Not Part of the Management of the
    Company, with It Being the Case That the Scope,
    Membership, Compensation and Functioning of Each
    Committee Will be Determined by the Board of
    Directors in the Same Resolution That Approves the
    Creation of the Same                                Management   For           Voted - For
1E  To Include A New Sole Paragraph in Article 23 to
    Provide That the Existence of the Permanently
    Functioning Committee That Will Come to be Called
    the Finance, Audit, Governance and Related Parties
    Committee, Which Must be Composed of at Least Three
    Members, the Majority of Whom Must be Independent
    Members of the Board of Directors. Within the Scope
    of the Activity of This Committee, It Must Analyze
    the Proposals and State Its Decision to the Board
    of Directors in Regard to All Related Party
    Transactions                                        Management   For           Voted - For
2   The Election of Two New Members to the Board of
    Directors                                           Management   For           Voted - For
3   To Amend and Ratify the Aggregate Compensation for
    the Members of the Board of Directors               Management   For           Voted - Against
Meeting Date: 11-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                 Non-Voting


42





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
1   The Election of Elcio Anibal De Lucca As A New
    Independent Member of the Board of Directors Due to
    the Resignation of Roberto Jose Maris De Medeiros,
    Thereby Complying with the Minimum Ratio of
    Thirty Percent 30 of Independent Board Members As
    Determined by the Company's Articles of
    Incorporation Companhia                              Management  For           Voted - For
2   To Vote Regarding the Granting of Special Options
    for the Purchase of Shares to the New Chief
    Executive Officer of the Company, Mr. Roberto
    Medeiros, on the Basis of the Stock Option Plan
    That is in Effect and Within the Limits for the
    Dilution of Shares That Has Already Been Approved    Management  For           Voted - For
    06 Dec 2013: Please Note That This is A Revision
    Due to Receipt of Director's- Name in Resolution 1.
    If You Have Already Sent in Your Votes, Please Do
    Not Re-turn This Proxy Form Unless You Decide to
    Amend Your Original Instructions. Th-ank You.        Non-Voting                Non-Voting
Meeting Date: 04-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
1   To Elect the Members of the Board of Directors of
    the Company, Complying with the Minimum Percentage
    of 30 Percent Independent Members of the Board of
    Directors, in Accordance with the Corporate Bylaws
    of the Company, in Light of the End of the Term in
    Office of the Current Members of the Board of
    Directors on February 7, 2014 : Antonio Luiz Rios
    Da Silva, Elcio Anibal De Lucca, Marco Antonio
    Bologna, Mauricio Rolim Amaro, Enrique Cueto Plaza,
    Roberto Alvo Milosawlewitsch and Jose Edson Carreiro Management  For           Voted - For
    22 Jan 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-mes. If You Have


43





                           GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                 PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                  Non-Voting
A   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management    For           Voted - For
B   Destination of the Year End Results                  Management    For           Voted - For
C   To Ratify the Approval of the Distribution of
    Dividends and Interest Over Capital, Paid in
    Advance, in Reference to the Fiscal Year That Ended
    on December 31, 2013, in Accordance with That Which
    Was Resolved on at Meetings of the Board of
    Directors of the Companies                           Management    For           Voted - For
D   To Set the Global Remuneration of the Company
    Directors for the 2014                               Management    For           Voted - Against
Meeting Date: 21-May-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                  Non-Voting
1   Decide on the New Stock Option Plan of Restricted
    Shares of the Company Pursuant to the Draft
    Proposed by the Administration                       Management    For           Voted - For


44


GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
NATURA COSMETICOS SA, SAO PAULO
CUSIP: P7088C106
Meeting Date: 11-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    03 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                       Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on December 31, 2013                                 Management  For           Voted - For
2   To Consider the Proposal for the Allocation of the
    Net Profit from the Fiscal Year Ending on December
    31, 2013, and to Ratify the Early Distributions of
    Dividends and Interim Interest on Net Equity         Management  For           Voted - For
3   To Determine the Number of Members Who Will Make Up
    the Board of Directors of the Company for the Term
    in Office That Will End at the Annual General
    Meeting That Resolves on the Financial Statements
    from the Fiscal Year That Ended on December 31, 2014 Management  For           Voted - For
4   To Elect, Through Individualized Voting, the
    Members of the Board of Directors of the Company.
    Votes in Individual Names Allowed. Candidates
    Nominated by the Controller: 4a Plinio Villares
    Musetti, Chairman, 4b Antonio Luiz Da Cunha Seabra,
    4c Pedro Luiz Barreiros Passos, 4d Guilherme Peirao
    Leal, 4e Julio Moura Neto, 4f Luiz Ernesto
    Gemignani, 4g Marcos De Barros Lisboa, 4h Raul
    Gabriel Beer Roth. Only to Ordinary Shareholders     Management  For           Voted - For
5   To Establish the Aggregate Remuneration of the
    Managers of the Company to be Paid Until the Annual
    General Meeting That Votes on the Financial
    Statements from the Fiscal Year That Will End on
    December 31, 2014                                    Management  For           Voted - For


45





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names for R-esolution No. 4 and
    Modification of Comment. If You Have Already Sent
    in Your-votes, Please Do Not Return This Proxy Form
    Unless You Decide to Amend Your Or-iginal
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 11-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Amend the Wording of the Main Part of Paragraph
    1 of Article 21 of the Corporate Bylaws to Provide
    That I. the Executive Committee Will be Composed of
    at Least 4 and the Most 10 Members, and II. the
    Nomination of the Executive Committee Will
    Preferentially Occur at the First Meeting of the
    Board of Directors That is Held After the Annual
    General Meeting                                     Management  For           Voted - For
2   To Amend the Wording of Paragraphs 2 and 3 of
    Article 24 of the Corporate Bylaws to Change the
    Duties of the Executive Committee                   Management  For           Voted - For
3   To Proceed with the Restatement of the Corporate
    Bylaws of the Company                               Management  For           Voted - For
RAIA DROGASIL SA, SAO PAULO
CUSIP: P7942C102
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
A   Giving an Accounting by the Managers, Examination,
    Discussion and Voting on the Financial Statements
    for the Fiscal Year That Ended on December 31,
    2013, Accompanied by the Report from the


46





                          GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Management, Opinion of the Independent Auditors,
    Published in the Edition of the Diario Oficial Do
    Estado De Sao Paulo and Valor Economico of March
    18, 2014, and Opinion of the Fiscal Council         Management    For           Voted - For
B   To Vote Regarding the Allocation of the Net Profit
    from the Fiscal Year, and to Vote on Approval of
    the Allocation of Interest on Shareholder Equity
    Resolved on at the Extraordinary Meetings of the
    Board of Directors of March 22, 2013, in the Amount
    of Brl 3,400,000, of June 21, 2013, in the Amount
    of Brl 16,000,000, of September 23, 2013, in the
    Amount of Brl 5,500,000 and December 12, 2013, in
    the Amount of Brl 14,000,000 Which Will be Imputed
    to the Mandatory Dividend, Indicating the Date of
    Payment to the Shareholders                         Management    For           Voted - For
C   To Set the Global Remuneration of the Company
    Directors                                           Management    For           Voted - For
Meeting Date: 23-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                  Non-Voting
A   The Amendment of the Main Part of Article 7 of the
    Corporate Bylaws in Order to Change the Frequency
    of the Ordinary Meetings of the Board of Directors,
    Which Will be Held at Least Six Times A Year        Management    For           Voted - For
B   The Election of an Alternate Member to the Board of
    Directors of the Company. Indication Made by the
    Controller: Cristina Ribeiro Sobral Sarian. Only to
    Ordinary Shareholders                               Management    For           Voted - For
C   The Elimination of the Stock Option Plan That Was
    Approved by the Extraordinary General Meeting That
    Was Held on November 10, 2011                       Management    For           Voted - For
D   The Adoption of A Stock Option Plan in Accordance
    with the Terms of the Draft That is Proposed by the
    Management                                          Management    For           Voted - For
    21 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Names for R-esolution No. B. If
    You Have Already Sent in Your Votes, Please Do Not


47





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Y-ou.             Non-Voting                Non-Voting
RESTOQUE COMERCIO E CONFECCOES DE ROUPAS SA, SAO P
CUSIP: P6292Q109
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements, Relating to
    Fiscal Year Ended December 31, 2013                 Management  For           Voted - For
2   To Elect the Members of the Board of Directors and
    Set the Total Annual Remuneration of Directors for
    the 2014 Fiscal Year : 2a Livinston Martins
    Bauermeister, 2b Luiz Carlos Bresser Goncalves
    Pereira, 2c Helio Marcos Coutinho Beltrao, 2d
    Marcelo Faria De Lima, 2e Marcio Da Rocha Camargo,
    2f Jose Lucas Ferreira De Melo                      Management  For           Voted - Against
    17 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-mes. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


48





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   A. to Consider the Proposal from the Board of
    Directors to Make Changes to the Corporate Bylaws
    of the Company in Order To, A. Amend Article 5, to
    Adjust the Share Capital Amount of the Company to
    Brl 132,337,940.94, Representing 172,171,254 Common
    Shares, in Such A Way As to Reflect the Capital
    Increase, Within the Authorized Capital Limit, That
    Was Approved at the Meeting of the Board of
    Directors That Was Held on October 11 and 17, 2012,
    Within the Framework of the Stock Option Plan of
    the Company, B. to Amend Article 16, to Decrease
    the Minimum and Maximum Number of Members of the
    Board of Directors, with It Decreasing to at Least
    Three and at Most Five Members, C. to Amend Article
    19, Which Deals with the Authority of the Board of
    Directors, to Update Approval and Authorization
    Amounts in Regard to the Following Provisions, I.
    Item Xviii, Authorization for the Company to
    Provide Guarantees for the Obligations of Its
    Controlled Companies and Or Subsidiaries, II. Item
    Xix, Approval of the Acquisition Or Disposition of
    Goods from the Permanent Assets, III. Item Xxii,
    Approval of Financing Or Loans, D. to Amend Article
    20, to Increase the Maximum Number of Members of
    the Executive Committee, from 13 to 20 Members, and
    to Adjust the Existing Positions and Duties and to
    Create New Executive Officer Positions,             Management  For           Voted - Against
    Which Will be Chief Financial Planning Officer, A
    New Position of Chief Product Research and
    Development Officer, Chief Products and Supply
    Chain Officer, Chief Supply and Logistics Officer,
    Chief Store Supervision Officer, Chief Store
    Development Officer, Chief Wholesale and Franchise
    Officer, Chief Information Technology Officer and
    Chief Marketing Officer, E. to Amend Articles 22,
    23, 25, 26, 27, 28 and 29, to Define and Adjust the
    Duties of the Executive Committee Members, F. to
    Amend Article 30, to Redefine the Manner in Which
    the Company is Represented                                                    Non-Voting
ROSSI RESIDENCIAL SA, SAO PAULO
CUSIP: P8172J106
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A


49





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    and Independent Auditor S Report Relating to Fiscal
    Year Ended December 31, 2013                        Management  For           Voted - For
2   To Decide on the Allocation of the Result of the
    Fiscal Year and the Distribution of Dividends       Management  For           Voted - For
3   To Set the Number of Members of the Board of
    Directors                                           Management  For           Voted - For
4   To Elect the Members of the Board of Directors      Management  For           Voted - For
5   To Install the Fiscal Council of the Company        Management  For           Voted - For
6   To Set the Number of Members of the Fiscal Council  Management  For           Voted - For
7   Election of the Members of the Fiscal Council, and
    Their Respective Substitutes                        Management  For           Voted - For
8   To Set the Global Remuneration of the Company
    Managers and the Members of the Fiscal Council      Management  For           Voted - For
Meeting Date: 15-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Amendment of Article 3 of the Corporate Bylaws of
    the Company to Clarify That Holding an Interest in
    Other Companies As A Partner Or Shareholder is Part
    of the Corporate Purpose                            Management  For           Voted - For
2   Amendment of Article 5 of the Corporate Bylaws to
    Update the Share Capital Amount and the Number of
    Shares Issued by the Company, Bearing in Mind the


50





    GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Capital Increases That Were Carried Out Within the
    Authorized Capital Limit                            Management  For           Voted - For
3   Amendment of Article 11 of the Corporate Bylaws to
    Clarify the Possibility for the General Meeting to
    Vote Regarding Matters That Were Not Included in
    the Agenda in the Cases Provided for in Law and to
    Update the Wording of the Provision in Accordance
    with Current Portuguese Language Spelling Rules     Management  For           Voted - For
4   Amendment of Article 20, Main Part and Paragraph 1,
    of the Corporate Bylaws to Allow Meetings of the
    Board of Directors to be Called by Email and to
    Allow for Participating in These Meetings Long
    Distance                                            Management  For           Voted - For
5   Amendment of Article 21 of the Corporate Bylaws of
    the Company for the Purpose of Harmonizing the
    Description of the Areas of Responsibility of the
    Board of Directors with the Terms of the Law and to
    Broaden the Areas of Responsibility to Include The  Management  For           Voted - For
    Establishment of Limits and Maximum Expenditures
    for the Performance of Acts by the Executive
    Officers of the Company and the Determination of
    Rules and Guidelines for the Allocation of Company
    Profit and Results Sharing                                                    Non-Voting
6   Amendment of Article 19, Main Part, Article 23,
    Main Part and Paragraph 2, Article 24, Paragraphs 1
    and 7, and Article 26 to Reduce the Maximum Number
    of Positions on the Executive Committee to Eight
    Members, to Change the Title for the Position of
    Superintendent Officer and to Change the Areas of
    Responsibility of the Executive Officers            Management  For           Voted - For
7   Amendment of Article 32 to Establish That the
    Company Can Allocate Profit and Results Sharing to
    the Employees and Managers on the Basis of
    Corporate Law and Or Employment Law                 Management  For           Voted - For
8   Amendment of Article 1, Paragraph 1, of Article 6,
    of Article 12, of Article 13, of Article 15, of
    Article 17, of Article 18, of Article 19, of
    Article 22, of Article 34, of Article 37, of
    Article 40, of Article 42, of Article 43, Paragraph
    1, of Article 44, of Article 48 and of Article 49
    to Replace the Word Business with the Defined Term
    Company and to Adapt the Spelling to the New
    Portuguese Spelling Rules                           Management  For           Voted - For
9   Restatement of the Corporate Bylaws of the Company  Management  For           Voted - For
    08 May 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 28 Apr 14
    to 15 May 14. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting


51


GLOBAL X BRAZIL CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SAO MARTINHO SA
CUSIP: P8493J108
Meeting Date: 31-Jul-13 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements and Independent
    Auditors Report Relating to Fiscal Year Ending
    March 31, 2013                                      Management  For           Voted - For
2   To Approve the Distribution of Net Profits Relating
    to Fiscal Year, to Pay Company Dividends and the
    Capital Budget for the Current Year                 Management  For           Voted - For
3   The Annual Aggregate Compensation of the Managers
    of the Company for the Current Fiscal Year, from
    April 1, 2013, to March 31, 2014                    Management  For           Voted - For
Meeting Date: 31-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Increase of the Share Capital of the Company in
    the Amount of Brl 123,050,000.00, Without the
    Issuance of New, Common, Nominative Shares with No
    Par Value, to be Paid in Through the Capitalization
    of Investment Reserves, with the Consequent Amend
    Article 5 of the Corporate Bylaws                   Management  For           Voted - For
2   The Amendment of Items Xi, Letter G, Xii, Xiii, Xix
    and the Sole Paragraph of Article 22 of the
    Corporate Bylaws of the Company                     Management  For           Voted - For
3   The Restatement of the Corporate Bylaws of the
    Company                                             Management  For           Voted - For


52





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SARAIVA SA LIVREIROS EDITORES, SAO PAULO
CUSIP: P8515A192
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   To Examine, Discuss and Vote on the Administrations
    Report and the Financial-statements Accompanied by
    the Independent Auditors Report Regarding
    The-fiscal Year Ended on December 31, 2013          Non-Voting                Non-Voting
2   Approval of the Sharing by the Managers in the
    Profit of the Company And-establishment of A Date
    for the Respective Payment                          Non-Voting                Non-Voting
3   Destination of the Year End Results of the Fiscal
    Year Ended on December, 31,-2013                    Non-Voting                Non-Voting
4   Establishment of the Date for the Payment of
    Interest on Shareholder Equity                      Non-Voting                Non-Voting
5   To Elect the Members of the Board of Directors      Management  For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item 5 Only. Thank You-.                    Non-Voting                Non-Voting
SLC AGRICOLA SA, PORTO ALEGRE
CUSIP: P8711D107
Meeting Date: 16-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


53





                        GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Examination, Discussion and Voting on the
    Administration Report and Respective Accounts of
    the Administrators, Financial Statements and
    Explanatory Notes in Regard to the Fiscal Year That
    Ended on December 31, 2013, Well As Independent
    Auditors Opinion                                    Management  For           Voted - For
2   To Decide Regarding the Allocation of the Results
    from the Fiscal Year That Ended on December 31,
    2013, in Accordance with the Terms of the Proposal
    from the Administration Contained in the Minutes
    from the Meeting of the Board of Directors Held on
    March 12, 2014, and of the Published Financial
    Statements                                          Management  For           Voted - For
3   To Set the Total Annual Remuneration of the
    Administrators                                      Management  For           Voted - For
4   To Elect the Members of the Board of Directors.
    Votes in Individual Names Allowed: 4.a. Osvaldo
    Burgos Schirmer. Only to Ordinary Shareholders      Management  For           Voted - For
    26-mar-2014: Please Note That This is A Revision
    Due to Receipt of Director Na-me for Resolution 4
    and Modification to the Text of Comment. If You
    Have Alrea-dy Sent in Your Votes, Please Do Not
    Return This Proxy Form Unless You Decide-to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
TECHNOS SA
CUSIP: P90188106
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting


54





    GLOBAL X BRAZIL CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
I   Examine, Discuss and Vote on the Administrations
    Report, the Financial Statements and the Accounting
    Statements Accompanied by the Independent Auditors
    Report, Regarding the Fiscal Year Ended on December
    31, 2013                                            Management  For           Voted - For
II  To Approve on the Allocation of the Results from
    2013 Fiscal Year                                    Management  For           Voted - For
III To Approve the Proposal for the Capital Budget for
    the Year 2014                                       Management  For           Voted - For
IV  To Set the Global Remuneration of the Company
    Directors for the 2014                              Management  For           Voted - For


55


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANCO ABC BRASIL SA
CUSIP: P0763M135
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item III Only. Thank-you.                   Non-Voting                Non-Voting
I   Provision of the Board of Directors Accounts,
    Examination, Discussion And-approval of the
    Financial Statements Relating to the Fiscal Year
    That Ended-on December 31, 2013                     Non-Voting                Non-Voting
II  To Approve the Distribution of Net Profits from the
    2012 Fiscal Year                                    Non-Voting                Non-Voting
III To Elect the Members of the Board of Directors      Management  For           Voted - For
IV  To Set the Global Remuneration of the Company       Non-Voting                Non-Voting
BANCO DO BRASIL SA BB BRASIL, BRASILIA
CUSIP: P11427112
Meeting Date: 19-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


56





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve Banco Do Brasil's Share Capital Increase
    Through Incorporation of Part of the Balance
    Recorded As Statutory Reserve for Operating Margin  Management  For           Voted - For
II  To Approve the Raise of Authorized Capital          Management  For           Voted - For
III To Approve Amendments in Bylaws Articles 7 and 8
    Due to the Resolutions Pursuant to Items I and II   Management  For           Voted - For
IV  To Approve the Raise in the Overall Amount of the
    Management Members Remuneration for the Financial
    Year 2013                                           Management  For           Voted - For
V   To Ratify the Election of the Board of Directors
    Members, Elvio Lima Gaspar and Rafael Vieira De
    Matos to Fullfil the 2013.2015 Term                 Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ending on December 31,
    2013                                                Management  For           Voted - For
II  To Deliberate on the Distribution of the Fiscal
    Years Net Profits and Distribution of Dividends     Management  For           Voted - For
III To Elect Members of the Fiscal Council: Votes in
    Groups of Candidates Only. Candidates Nominated by
    the Controller: 3.a Paulo Jose Dos Reis Souza,
    Titular, Edelcio De Oliveira, Substitute, Marcos
    Machado Guimaraes, Titular, Danielle Ayres
    Delduque, Substitute, Aldo Cesar Martins Braido,
    Titular, Luiz Fernando Juca Filho, Substitute. Only
    to Ordinary Shareholders. Votes in Individual Names
    Allowed. Candidates Nominated by Minority Ordinary
    Shareholders: 3.b Marcos De Andrade Reis Villela,
    Titular, Carlos Roberto De Albuquerque Sa,
    Substitute, 3.c Augusto Carneiro De Oliveira Filho,
    Titular, Eduardo Georges Chehab, Substitute. Only
    to Ordinary Shareholders                            Management  For           Abstain
IV  To Set the Members of Fiscal Council Remuneration   Management  For           Voted - For
V   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For


57





                          GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                  Non-Voting
    10 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Directors N-ames Under Resolution
    III. If You Have Already Sent in Your Votes, Please
    Do N-ot Return This Proxy Form Unless You Decide to
    Amend Your Original Instruction-s. Thank You.       Non-Voting                  Non-Voting
Meeting Date: 29-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   Bylaws Amendment Relative to the Prohibition
    Against the Same Person Holding the Positions of
    Chairperson and Vice Chairperson of the Board of
    Directors and Serving As President of Banco Do
    Brasil                                              Management    For           Voted - For
II  The Exclusion of Article 51 from the Corporate
    Bylaws                                              Management    For           Voted - For
III Ratification of the Paulo Rogerio Caffarelli As A
    Member of the Board of Directors to Serve Out the
    2013 Through 2015 Term in Office. Votes in Groups
    of Candidates Only. Candidates Nominated by the
    Controller: 3.a Paulo Rogerio Caffarelli. Only to
    Ordinary Shareholders                               Management    For           Voted - For
    11 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. III. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.              Non-Voting                  Non-Voting


58


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANCO ESTADO DO RIO GRANDE DO SUL SA, PORTO ALEGRE
CUSIP: P12553247
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item "6" Only. Thank-you.                    Non-Voting                Non-Voting
1   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on The-administrations Report, the
    Financial Statements and the Accounting-statements
    Accompanied by the Independent Auditors Report and
    Fiscal Council-report, Regarding the Fiscal Year
    Ended on December 31, 2013                           Non-Voting                Non-Voting
2.1 To Vote Regarding: Allocation of the Net Profit
    from the Fiscal Year That- Ended on December 31,
    2012                                                 Non-Voting                Non-Voting
2.2 To Vote Regarding: to Ratify the Payment of
    Interest on Shareholder Equity-and It Being Imputed
    to the Dividend                                      Non-Voting                Non-Voting
2.3 To Vote Regarding: Payment of Complementary
    Dividends                                            Non-Voting                Non-Voting
3   To Vote Regarding the Proposal for the Capital
    Budget Prepared for The- Purposes of Article 196 of
    Law 6404.76 and the Proposal of the Payment Of-
    Total Dividend of 40 Percent for the 2014 Fiscal
    Year                                                 Non-Voting                Non-Voting
4   To Elect One Member of the Board of Directors        Non-Voting                Non-Voting
6   To Elect of the Members of the Fiscal Council, and
    Their Respective Substitutes                         Management  For           Abstain
7   To Set the Remuneration of the Members of the Board
    of Directors, Fiscal-council and Executive Committee Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You               Non-Voting                Non-Voting


59





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   The Removal of One Member of the Board of Directors
    and the Election of A Repl-acement                  Non-Voting                Non-Voting
    14 Apr 2014: Please Note That This is A Revision
    Due to Addition of Non- Votabl-e Resolution 5 &
    Change in Numbering of Resolutions 6 & 7 If You
    Have Already-sent in Your Votes, Please Do Not
    Return This Proxy Form Unless You Decide To-amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   To Vote Regarding the Proposal for the Increase of
    the Share Capital from Brl-3.75 Billion to Brl 4
    Billion Through the Use of Expansion Reserves
    And-bylaws Reserves in the Amount of Brl 250
    Million, Without the Issuance of New-shares         Non-Voting                Non-Voting
2   To Vote Regarding the Proposal for the Amendment of
    the Corporate Bylaws, 1.-the Main Part of Article
    4, to Adapt It to the New Share Capital Amount,
    2.-the Main Part of Article 5, to Contemplate the
    Share Conversions That-occurred Between February
    28, 2013, and February 28, 2014, 3. the
    Amendment-of Line 12 of Article 27 to Include the
    Risk Limits in the Establishment Of-the Maximum
    Debt Limit Per Customer, 4. the Inclusion of A
    Letter E In-article 30, in Accordance with
    Brazilian Central Bank Resolution Number 4122-of
    August 2, 2012, Such That the Term in Office of
    Those Who Hold Executive- Committee Positions Will
    Extend Until Their Replacements are Instated        Non-Voting                Non-Voting
BANCO PANAMERICANO SA, SAO PAULO
CUSIP: P14996105
Meeting Date: 01-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote


60





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item B Only. Thank-you.                     Non-Voting                Non-Voting
A   Authorization for the Negotiation and Institution
    of the Company Profit And-results Sharing Plan for
    2013, Continuing with the Negotiations Begun
    With-the Bank and Financial Workers Union for Sao
    Paulo, Osasco and The-surrounding Region            Non-Voting                Non-Voting
B   The Election of an Alternate Member to the Fiscal
    Council, Who Can be Appointed by the Minority
    Shareholders in Accordance with Article 161 of Law
    6,404.76                                            Management  For           Abstain
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item D Only. Thank-you.                     Non-Voting                Non-Voting
A   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve-the Companys
    Consolidated Financial Statements for the Fiscal
    Year Ended-december 31, 2013                        Non-Voting                Non-Voting
B   To Decide on the Allocation of the Result from 2013
    Fiscal Year                                         Non-Voting                Non-Voting
C   To Set the Global Remuneration of the Company
    Directors                                           Non-Voting                Non-Voting
D   To Elect the Members of the Fiscal Council          Management  For           Voted - For
E   The Election of Member of the Board of Directors of
    the Company Who Are-appointed by the Controlling
    Shareholders                                        Non-Voting                Non-Voting


61





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANCO SANTANDER BRASIL S.A.
CUSIP: 05967A107 TICKER: BSBR
Meeting Date: 01-Nov-13 Meeting Type: Special
I   Proposal for the Company's Capital Decrease by Six
    Billion Brazilian Reais (r$6,000,000,000.00), from
    R$62,828,201,614.21 to R$56,828,201,614.21, Without
    Decreasing the Number of Shares And, Moreover,
    Keeping the Percentage of Ownership Interest Held
    by Shareholders in the Company's Share Capital
    Unchanged, with Subsequent Amendment to the Main
    Section of Article 5 of Bylaws.                     Management  For           Voted - For
II  Proposal for Amendment to Item Xiii of Article 17
    of the Company's Bylaws, So As to Confer Upon the
    Board of Directors the Authority to Resolve on the
    Issuance, Within the Limit of Authorized Capital,
    of Credit Securities and Other Convertible
    Instruments, in Conformity with Law No. 12.838 of
    July 9, 2013 and Cmn Resolution No. 4192 of March
    1, 2013.                                            Management  For           Voted - For
III To Approve (a) the Conduction of Mr. Celso Clemente
    Giacometti to the Position of President of the
    Company's Board of Directors; (b) the Conduction of
    Mr. Jesus Maria Zabalza Lotina to the Position of
    Vice- President of the Company's Board of Directors
    and (c) to Confirm the Composition of the Company's
    Board of Directors.                                 Management  For           Voted - For
Meeting Date: 18-Mar-14 Meeting Type: Special
A)  Bonus Share at the Ratio of 0.047619048 Preferred
    Shares for Each Common Share (sanb3) Or Preferred
    Share (sanb4), Which Results in A Bonus Share of
    Five (5) Preferred Shares for Each Unit (sanb11),
    with the Corresponding Adjustment to the
    Composition of the Units That Will, for the Moment,
    Consist of Fifty-five (55) Common Shares and
    Fifty-five (55) Preferred Shares, Through the
    Capitalization of Reserves Available at the Capital
    Reserve Account in the Amount of One Hundred and
    (due to Space Limits, See Proxy Material for
    Full Proposal)                                      Management  For           Voted - For
B)  The 55:1 Share Reverse Split (inplit) of the
    Totality of Common Shares and Preferred Shares
    Issued by the Company, So That Each Fifty-five (55)
    Common Shares and Fifty-five (55) Preferred Shares
    Will Henceforth Correspond to One (1) Common Share
    and One (1) Preferred Share, Respectively.          Management  For           Voted - For
C)  Adjustment to the Composition of Units, by Virtue
    of Approval of the Share Inplit, to Consist of One
    (1) Common Share and One (1) Preferred Share Issued
    by the Company.                                     Management  For           Voted - For


62





                           GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
D)  As A Consequence of the Resolutions Taken in Items
    (a), (b) and (c) Above, Amendment to the Following
    Provisions of the Company's Bylaws: (i) Main
    Section of Article 5; (ii) Paragraph 1 of Article
    53; (iii) Paragraph 2 of Article 56; and (iv) Main
    Section of Article 57.                               Management  For           Voted - For
E)  Inclusion of Sole Paragraph in Article 11 of the
    Company's Bylaws, So As to Clarify That the
    Positions of Chairman of the Board of Directors
    []conselho De Administracao[] and Chief Executive
    Officer May Not be Held by the Same Person.          Management  For           Voted - For
F)  In View of the Resolutions in the Preceding Items,
    Restatement of the Company's Bylaws.                 Management  For           Voted - For
Meeting Date: 09-Jun-14    Meeting Type: Special
1   Company's Exit from the Level 2 Special Listing
    Segment of Sao Paulo Stock Exchange (bm&fbovespa
    S.a. - Bolsa De Valores Mercadorias E Futuros)
    ("level 2"), with the Discontinuity by the Company
    of Differentiated Corporate Governance Practices
    Established on the Level 2 Regulation ("exit from
    Level 2"), Pursuant to Section Xi of Level 2
    Regulation and Title X of the Company's Bylaws, All
    As More Fully Described in the Proxy Material.       Management  For           Voted - Against
2AB Election of Specialized Company: Bank of America
    Merrill Lynch Banco Multiplo S.a. (please Mark A
    for Voting Box for Only 1 of 4 Companies. If More
    Than 1 for Box is Checked, Your Vote Will be Deemed
    to be Invalid, and Will Not be Counted at the
    Meeting.)                                            Management  For           Voted - For
2AC Election of Specialized Company: N M Rothschild &
    Sons (brasil) Ltda. (please Mark A for Voting Box
    for Only 1 of 4 Companies. If More Than 1 for Box
    is Checked, Your Vote Will be Deemed to be Invalid,
    and Will Not be Counted at the Meeting.)             Management  For           Abstain
2AD Election of Specialized Company: KPMG Corporate
    Finance Ltda. (please Mark A for Voting Box for
    Only 1 of 4 Companies. If More Than 1 for Box is
    Checked, Your Vote Will be Deemed to be Invalid,
    and Will Not be Counted at the Meeting.)             Management  For           Abstain
2AE Election of Specialized Company: Goldman Sachs Do
    Brasil Banco Multiplo S.a. (please Mark A for
    Voting Box for Only 1 of 4 Companies. If More Than
    1 for Box is Checked, Your Vote Will be Deemed to
    be Invalid, and Will Not be Counted at the Meeting.) Management  For           Abstain
BB SEGURIDADE PARTICIPACOES SA, BRASILIA, DF
CUSIP: P1R1WJ103
Meeting Date: 30-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is


63





    GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction. Ho-wever We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit A V-ote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include the Name O-f the Candidate to be
    Elected. If Instructions to Vote on This Item are
    Receiv-ed Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or Agains-t the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements by the Independent Auditors
    Report and the Fiscal Council Report Regarding the
    Fiscal Year Ending on December 31, 2013             Management  For           Voted - For
II  Destination of the Year End Results of 2013 and the
    Distribution of Dividends                           Management  For           Voted - For
III To Elect the Members of the Fiscal Council. Votes
    in Individual Names Allowed. Candidates Nominated
    by the Controller: 3.a Antonio Pedro Da Silva
    Machado, Titular, Ana Paula Teixeira De Sousa,
    Substitute. Only to Ordinary Shareholders. Note:
    Votes in Individual Names Allowed. Candidates
    Nominated by the Ministerio Da Fazenda: 3.b Pablo
    Fonseca Pereira Dos Santos, Titular, Julio Cesar
    Costa Pinto, Substitute. Only to Ordinary
    Shareholders                                        Management  For           Voted - For
IV  To Set the Total Annual Payment for the Members of
    the Fiscal Council                                  Management  For           Voted - For
V   Elect the Ceo of the Company As A Member of the
    Board of Directors, According to the Provisions of
    Article 15, Paragraph 1, I, of the Bylaws of Bb
    Seguridade Participacoes S.a. Votes in Individual
    Names Allowed. Candidates Nominated by the
    Controller: 5.a Marcelo Augusto Dutra Labuto. Only
    to Ordinary Shareholders                            Management  For           Voted - Against
VI  To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
    10 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Fiscal Coun-cil Members Names. If
    You Have Already Sent in Your Votes, Please Do Not
    Retur-n This Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.              Non-Voting                Non-Voting


64





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
CUSIP: P1R0U2138
Meeting Date: 26-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
    Please Note That This is A Postponement of the
    Meeting Held on 13 May 2014.                        Non-Voting                Non-Voting
1   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of
    Directors at the Meeting That Was Held on February
    13, 2014, B. to Amend Article 16, Line E, in Order
    That That Provision Comes to Cover Stock Option
    Plans, C. to Amend C.1. Article 6, Main Part, C.2.
    Article 7, Main Part and Paragraphs 2, 3 and 4,
    C.3. Article 8, Paragraph 2, C.4. Article 12, Main
    Part and Paragraphs 1 Through 8, C.5. Article 13,
    Main Part and Paragraphs 1 and 2, C.6. Article 14,
    C.7. Article 15, Main Part and Paragraphs 1 Through
    3, C.8. Article 16, Main Part and Line A, C.9.
    Article 17, Main Part and Paragraph 1, C.10.
    Article 18, Main Part and Paragraphs 1 and 2, C.11.
    Article 21, Sole Paragraph, C.12. Article 22, Main
    Part and Paragraphs 3 and 4, C.13. Article 23,
    Paragraphs 2, 3 and 6, C.14. Article 24, Main Part
    and Paragraphs 2, 3 and 6, C.15. Article 26, Main
    Part, C.16. Article 27, Main Part, C.17. Article
    29, Lines A, D, E, F, and L, C.18. Article 31,
    C.19, Article 35, Line L, C.20. Article 38, Line F,
    C.21. Article 43, Paragraph 2, Line B, C.22.
    Article 47,                                         Management  For           Voted - For
    Line J, C.23. Article 49, Paragraph 1, Line B,
    C.24. Article 50, Sole Paragraph, Lines A and C,
    C.25. Article 52, Main Part, Paragraphs 1, 4 and 5,
    C.26. Article 53, Paragraph 1, C.27. Article 54,
    Sole Paragraph, C.28. Article 55, Paragraphs 3
    Through 6, C.29. Article 58, Main Part, C.30.
    Article 62, Paragraph 2, C.31. Article 63, Main
    Part and Paragraph 2, C.32. Article 64, Main Part,
    C.33. Article 65, Paragraphs 2 and 3, C.34. Article


65





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    70, Paragraph 1, Line C, Paragraph 4, Line A and
    Paragraph 5, Lines C, D and E, C.35. Article 71,
    C.36. Article 73, Line B, C.37. Article 74, C.38.
    Article 77, and C.39. Article 79, for the Purposes
    of Renumbering, Orthographic Corrections and Other
    Adjustments to Form and Wording                                               Non-Voting
BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
CUSIP: P73232103
Meeting Date: 24-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   To Examine, Discuss and Vote the Financial
    Statements Relating to Fiscal Year Ending December
    31, 2013                                            Management  For           Voted - For
2   Destination of the Year End Results of 2013         Management  For           Voted - For
3   To Set the Remuneration for the Members of the
    Board of Directors and for the Executive Committee
    Related to 2014 Fiscal Year                         Management  For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
Meeting Date: 07-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Vote Regarding the Proposal for the Adoption of
    the Bm and Fbovespa Stock Option Plan, in
    Accordance with A Proposal from Management          Management  For           Voted - For
2   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of


66





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Directors at the Meeting That Was Held on February
    13, 2014, B. to Amend Article 16, Line E, in Order
    That That Provision Comes to Cover Stock Option
    Plans, C. to Amend C.1. Article 6, Main Part, C.2.
    Article 7, Main Part and Paragraphs 2, 3 and 4,
    C.3. Article 8, Paragraph 2, C.4. Article 12, Main
    Part and Paragraphs 1 Through 8, C.5. Article 13,
    Main Part and Paragraphs 1 and 2, C.6. Article 14,
    C.7. Article 15, Main Part and Paragraphs 1 Through
    3, C.8. Article 16, Main Part and Line A, C.9. Contd Management  For           Voted - For
    Contd Article 17, Main Part and Paragraph 1, C.10.
    Article 18, Main Part And-paragraphs 1 and 2, C.11.
    Article 21, Sole Paragraph, C.12. Article 22,
    Main-part and Paragraphs 3 and 4, C.13. Article 23,
    Paragraphs 2, 3 and 6, C.14.-article 24, Main Part
    and Paragraphs 2, 3 and 6, C.15. Article 26, Main
    Part,-c.16. Article 27, Main Part, C.17. Article
    29, Lines A, D, E, F, and L, C.18.-article 31,
    C.19, Article 35, Line L, C.20. Article 38, Line F,
    C.21. Article-43, Paragraph 2, Line B, C.22.
    Article 47, Line J, C.23. Article 49,-paragraph 1,
    Line B, C.24. Article 50, Sole Paragraph, Lines A
    and C, C.25.-article 52, Main Part, Paragraphs 1, 4
    and 5, C.26. Article 53, Paragraph 1,-c.27. Article
    54, Sole Paragraph, C.28. Article 55, Paragraphs 3
    Through 6,-c.29. Article 58, Main Part, C.30.
    Article 62, Paragraph 2, C.31. Contd                 Non-Voting                Non-Voting
    Contd Article 63, Main Part and Paragraph 2, C.32.
    Article 64, Main Part,-c.33. Article 65, Paragraphs
    2 and 3, C.34. Article 70, Paragraph 1, Line
    C,-paragraph 4, Line A and Paragraph 5, Lines C, D
    and E, C.35. Article 71,-c.36. Article 73, Line B,
    C.37. Article 74, C.38. Article 77, and C.39.-
    Article 79, for the Purposes of Renumbering,
    Orthographic Corrections And-other Adjustments to
    Form and Wording                                     Non-Voting                Non-Voting
Meeting Date: 13-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Please Note That This is A Postponement of the
    Meeting Held on 07 Apr 2014.                         Non-Voting                Non-Voting
1   To Vote Regarding the Proposal for the Adoption of
    the Bm and Fbovespa Stock Option Plan, in
    Accordance with A Proposal from Management           Management  For           Voted - For


67





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of
    Directors at the Meeting That Was Held on February
    13, 2014, B. to Amend Article 16, Line E, in Order
    That That Provision Comes to Cover Stock Option
    Plans, C. to Amend C.1. Article 6, Main Part, C.2.
    Article 7, Main Part and Paragraphs 2, 3 and 4,
    C.3. Article 8, Paragraph 2, C.4. Article 12, Main
    Part and Paragraphs 1 Through 8, C.5. Article 13,
    Main Part and Paragraphs 1 and 2, C.6. Article 14,
    C.7. Article 15, Main Part and Paragraphs 1 Through
    3, C.8. Article 16, Main Part and Line A, C.9contd  Management  For           Voted - For
    Contd . Article 17, Main Part and Paragraph 1,
    C.10. Article 18, Main Part-and Paragraphs 1 and 2,
    C.11. Article 21, Sole Paragraph, C.12. Article
    22,-main Part and Paragraphs 3 and 4, C.13. Article
    23, Paragraphs 2, 3 and 6,-c.14. Article 24, Main
    Part and Paragraphs 2, 3 and 6, C.15. Article 26,   Non-Voting                Non-Voting
    Main-part, C.16. Article 27, Main Part, C.17.
    Article 29, Lines A, D, E, F, and L,- C.18. Article
    31, C.19, Article 35, Line L, C.20. Article 38,
    Line F, C.21.-article 43, Paragraph 2, Line B,
    C.22. Article 47, Line J, C.23. Article
    49,-paragraph 1, Line B, C.24. Article 50, Sole
    Paragraph, Lines A and C, C.25.-article 52, Main
    Part, Paragraphs 1, 4 and 5, C.26. Article 53,
    Paragraph 1,-c.27. Article 54, Sole Paragraph,
    C.28. Article 55, Paragraphs 3 Through 6,- C.29.
    Article 58, Main Part, C.30. Article 62, Paragraph
    2, C.31. Contd                                                                Non-Voting
    Contd Article 63, Main Part and Paragraph 2, C.32.
    Article 64, Main Part,-c.33. Article 65, Paragraphs
    2 and 3, C.34. Article 70, Paragraph 1, Line
    C,-paragraph 4, Line A and Paragraph 5, Lines C, D
    and E, C.35. Article 71,-c.36. Article 73, Line B,
    C.37. Article 74, C.38. Article 77, and C.39.-
    Article 79, for the Purposes of Renumbering,
    Orthographic Corrections And-other Adjustments to
    Form and Wording                                    Non-Voting                Non-Voting
BR MALLS PARTICIPACOES SA
CUSIP: P1908S102
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


68





                          GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    05 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements Regarding the
    Fiscal Year Ending on December 31, 2013             Management    For           Voted - For
II  Destination of the Year End Results of 2013 and the
    Distribution of Dividends                           Management    For           Voted - For
III To Set the Number of Members of the Board of
    Directors for Next Term Office and to Elect Their
    Members. 3a Votes in Groups of Candidates Only.
    Richard Paul Matheson, Chairman, Carlos Medeiros
    Silva Neto, Vice Chairman, Luiz Alberto Quinta,
    Jose Marcio Antonio Guimaraes De Camargo, Ricardo
    Dias Da Cruz Affonso Ferreira, Goncalo Cristovam
    Meirelles De Araujo Dias, Fabio H. Bicudo. Only to
    Ordinary Shareholders                               Management    For           Voted - For
    05 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution III and
    Change in Comment. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original In-structions.
    Thank You.                                          Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   To Establish the Aggregate Amount of the
    Remuneration of the Managers of the Company for the
    2014 Fiscal Year                                    Management    For           Voted - Against


69





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
II  To Amend the Wording of the Main Part of Article 5
    of the Corporate Bylaws of the Company, in Order to
    Reflect the Capital Increases That Were Approved by
    the Board of Directors of the Company               Management  For           Voted - For
III To Amend the Wording of Paragraph 1 of Article 20
    to Reformulate the Names of the Positions of the
    Members of the Executive Committee of the Company,
    As Well As Articles 23 and 24 to Better Specify
    Their Duties                                        Management  For           Voted - For
Meeting Date: 30-May-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    304557 Due to Postponement-of Meeting Date from 30
    Apr 2014 to 30 May 2014 with Deletion of Resolution
    "-1". All Votes Received on the Previous Meeting
    Will be Disregarded and You Wil-l Need to
    Reinstruct on This Meeting Notice. Thank You        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
i   To Amend the Wording of the Main Part of Article 5
    of the Corporate Bylaws of the Company, in Order to
    Reflect the Capital Increases That Were Approved by
    the Board of Directors of the Company               Management  For           Voted - For
ii  To Amend the Wording of Paragraph 1 of Article 20
    to Reformulate the Names of the Positions of the
    Members of the Executive Committee of the Company,
    As Well As Articles 23 and 24 to Better Specify
    Their Duties                                        Management  For           Voted - For
BR PROPERTIES SA, SAO PAULO
CUSIP: P1909V120
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


70





                         GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
I   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Vote the Company's
    Consolidated Financial Statements Regarding the
    Fiscal Year Ended on December 31, 2013              Management   For           Voted - For
II  To Deliberate on the Allocation of the Net Profits
    Earned During the Fiscal Year                       Management   For           Voted - For
III To Approval the Capital Budget of the Fiscal Year   Management   For           Voted - For
IV  To Establish the Amount of the Aggregate Annual
    Compensation to be Paid to the Managers of the
    Company                                             Management   For           Abstain
V   To Elect the Members of the Board of Directors :5a
    Andre Santos Esteves, Chairman, Carlos Daniel Rizzo
    Da Fonseca, Marcelo Kalim, Claudio Bruni, Jose
    Flavio Ferreira Ramos, Rodolpho Amboss, Luciana
    Leocadio Silvestrini                                Management   For           Voted - Against
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                 Non-Voting
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-mes. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless Y-ou Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                 Non-Voting
Meeting Date: 30-Apr-14  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
I   To Vote Regarding the Amendment of the Main Part of
    Article 5 of the Corporate Bylaws of the Company,
    in Such A Way As to Reflect the Share Capital
    Increases of the Company That Occurred During the
    2013 Fiscal Year As A Result of the Exercise of the
    Stock Purchase Options by the Managers and
    Executives of the Company, As Approved at A Meeting


71





     GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     of the Board of Directors of the Company That Was
     Held on May 20, 2013                                Management  For           Voted - For
II   To Vote Regarding the Amendment of Article 10, Main
     Part, of the Corporate Bylaws of the Company to
     Change the Membership of the Board of Directors of
     the Company                                         Management  For           Voted - For
III  To Vote Regarding the Amendment of Article 11,
     Paragraphs 2 and 3, of the Corporate Bylaws of the
     Company, to Exclude the Requirement of A Special
     Majority of the Board of Directors for Voting on
     Certain Matters                                     Management  For           Voted - Against
IV   To Vote Regarding the Amendment of Article 12, Main
     Part, of the Corporate Bylaws of the Company to
     Exclude the Reference to Article 8 of the Corporate
     Bylaws                                              Management  For           Voted - For
V    To Vote Regarding the Restatement of the Corporate
     Bylaws of the Company to Reflect the Amendments
     Proposed in Items I, II, III and IV Above, in the
     Event They are Approved                             Management  For           Voted - For
VI   To Examine, Discuss and Vote on the Protocol and
     Justification for the Spinoff of the Subsidiaries
     Brpr I Empreendimentos Imobiliarios E Participacoes
     Ltda., Brpr IV Empreendimentos Imobiliarios E
     Participacoes Ltda. and Brpr Xiv Empreendimentos
     Imobiliarios E Participacoes Ltda., from Here
     Onwards Referred to As the Subsidiaries, and the
     Merger of the Spun Off Portions Into the Company,
     Which Was Entered Into Between the Managers of the
     Company and of Those Subsidiaries                   Management  For           Voted - For
VII  To Vote Regarding the Ratification of the
     Appointment of the Company Responsible for the
     Valuation of the Equity That is to be Spun Off from
     the Subsidiaries and Merged Into the Company, As
     Well As for the Preparation of the Respective
     Valuation Reports                                   Management  For           Voted - For
VIII To Vote Regarding the Valuation Reports             Management  For           Voted - For
IX   To Vote Regarding the Spinoff of the Subsidiaries
     and the Merger of the Respective Spun Off Portions
     Into the Company, Without an Increase in the Share
     Capital of the Company                              Management  For           Voted - For
X    To Authorize the Members of the Board of Directors
     to Take All the Measures That are Necessary for the
     Formalization of the Spinoff of the Subsidiaries
     and the Merger of the Respective Spun Off Portions
     Into the Company                                    Management  For           Voted - For
     23 Apr 2014: Please Note That This is A Revision
     Due to Postponement of Meetin-g Date from 16 Apr
     2014 to 30 Apr 2014. If You Have Already Sent in
     Your Votes-, Please Do Not Vote Again Unless You
     Decide to Amend Your Original Instructio-ns. Thank
     You.                                                Non-Voting                Non-Voting


72


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BRASIL BROKERS PARTICIPACOES SA, RIO DE JANEIRO
CUSIP: P1630V100
Meeting Date: 28-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    03-apr-2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote on the Administrations
    Report, Executive Committee Reports and the
    Financial Statements, Regarding the Fiscal Year
    Ended December 31, 2013                             Management  For           Voted - For
2   To Vote Regarding the Proposal for the Allocation
    of the Net Profit from the Fiscal Year That Ended
    on December 31, 2013                                Management  For           Voted - For
3   To Set the Number of Members of the Board of
    Directors of the Company for the Term in Office     Management  For           Voted - For
4   To Elect the Members of the Board of Directors. 4a.
    Votes in Groups of Candidates Only. Candidates
    Nominated by the Controller: Ney Prado Junior,
    Sergio Newlands Freire, Carlos Daniel Rizzo Da
    Fonseca, Luis Henrique De Moura Goncalves, Sidney
    Victor Da Costa Breyer. Only to Ordinary
    Shareholders                                        Management  For           Voted - Against
5   To Set the Global Remuneration of the Company
    Managers for the 2014 Fiscal Year                   Management  For           Voted - Against
    03-apr-2014: Please Note That This is A Revision
    Due to Receipt of Directors'- Names. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy-form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting


73


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BRASIL INSURANCE PARTICIPACOES E ADMINISTRACAO SA,
CUSIP: P1830M108
Meeting Date: 16-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Acquisition, by the Company, of A Corporate
    Ownership Interest Equivalent to 39.99 Percent of
    the Capital of Bens, Consultoria E Corretora De
    Seguros Ltda                                        Management  For           Voted - For
II  The Merger, Into the Company, of Doval
    Administracao E Participacoes Eirell, the Latter of
    Which is the Holder of 60 Percent of the Capital of
    the Company Bens, Consultoria E Corretora De
    Seguros Ltda., with the Consequent Issuance by the
    Company of 270,133 New, Common Shares and of Four
    Warrants                                            Management  For           Voted - For
    4 Dec 13: Please Note That This is A Revision Due
    to Change in Numbering of Re-solutions and Change
    in Meeting Time from 10:00 to 11:00. If You Have
    Already-sent in Your Votes, Please Do Not Return
    This Proxy Form Unless You Decide To-amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 27-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Acquisition, by the Company, of an Ownership
    Interest Corresponding to 39.96 Percent of the
    Capital of Fidelle Administradora E Corretora De
    Seguros E Prestadora De Servicos Ltda               Management  For           Abstain
II  The Merger, Into the Company, of Felli
    Participacoes E Empreendimento Ltda., the Latter of
    Which is the Holder of 60 Percent of the Capital of


74





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Company Fidelle Administradora E Corretora De
    Seguros E Prestadora De Servicos Ltda., with the
    Consequent Issuance by the Company of 94,938 New
    Common Shares and of Eight Warrants                 Management  For           Abstain
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine and Approval of the Report and Accounts
    of the Directors and Financial Statements for the
    Fiscal Year Ended 31.12.2013                        Management  For           Voted - For
2   Allocation of Net Profit for the Fiscal Year Ended
    on 31.12.2013 and the Distribution of the Dividends Management  For           Voted - For
3   To Elect the Members of the Board of Directors of
    the Company to be Held by Individual Member of the
    Board of Directors on A Total of 5 Members in
    Accordance with Article 10 of the Bylaws Company.
    Votes in Individual Names Allowed: 3a Fabio
    Franchini, 3b Antonio Jose Lemos Ramos, 3c Farid
    Eid Filho, 3d Miguel Roberto Gherrize, 3e David
    Peter Trezies. Only to Ordinary Shareholders        Management  For           Voted - For
4   To Set the Directors Remunerations of the Company   Management  For           Voted - For
    21-apr-2014: Please Note That This is A Revision
    Due to Receipt of Names of Th-e Members of the
    Board of Directors. If You Have Already Sent in
    Your Votes, P-lease Do Not Vote Again Unless You
    Decide to Amend Your Original Instructions.-thank
    You                                                 Non-Voting                Non-Voting
Meeting Date: 18-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your


75





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   The Acquisition, by the Company, of an Equity
    Interest Corresponding to 39.90 Percent of the
    Capital of I.s.m. Corretora De Seguros Ltda         Management  For           Abstain
2   The Merger, Into the Company, of Jocrix5
    Participacoes E Empreendimentos Ltda. the Latter of
    Which is the Owner of 60 Percent of the Capital of
    I.s.m. Corretora De Seguros Ltda. with the
    Consequent Issuance by the Company of 129,634 New,
    Common Shares and of Eight Warrants                 Management  For           Abstain
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
BROOKFIELD INCORPORACOES SA, RIO DE JANEIRO
CUSIP: P1901G105
Meeting Date: 14-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Selection of the Specialized Company
    Responsible for the Preparation of the Valuation
    Report for the Shares of the Company, at Economic
    Value, in Accordance with the Terms of Article 12,
    Line V, Article 13, Article 37, Paragraph 1, and
    Article 41, All from the Corporate Bylaws of the
    Company, on the Basis of the List of Three
    Alternatives That Was Resolved on by the Board of
    Directors at the Meeting That Was Held on February
    19, 2014, in Accordance with A Notice of Material
    Fact That Was Released on February 14, 2014, in
    Which Was Disclosed the Intention of the
    Controlling Shareholder of the Company, Brookfield
    Brasil Participacoes Ltda., To, Directly Or Through
    Companies Related to It, Conduct A Tender Offer for
    the Acquisition of Shares Issued by the Company
    That are in Free Float on the Contd                 Management  For           Voted - For
    Contd Market, from Here Onwards Referred to As the
    Tender Offer, for The-purpose of Delisting from
    Category A and Conversion to Category B, and


76





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    The-consequent Delisting from the Novo Mercado of
    the Bm and Fbovespa S.a., Bolsa- De Valores,
    Mercadorias E Futuros, from Here Onwards Referred
    to As the Novo-mercado. the Specialized Company
    Must be Selected from Among the Three-following
    Companies, I. Banco Santander, Brasil, S.a., II.
    Hsbc Bank Brasil- S.a., Banco Multiplo, and III.
    Bes Investimento Do Brasil, S.a., Banco
    De-investimento, from Here Onwards Referred to As
    the Indicated Valuation-companies                   Non-Voting                Non-Voting
2   The Delisting of the Company from the Novo Mercado
    and the Conversion of Its Listing from Category A
    the Category B, Both of Which are Conditioned on
    the Public Tender Being Conducted and are in
    Accordance with Its Terms and Conditions            Management  For           Voted - For
Meeting Date: 14-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
    Please Note That Although There are 3 Companies to
    be Elected, There is Only 1-vacancy Available to be
    Filled at the Meeting. the Standing Instructions
    For-this Meeting Will be Disabled And, If You
    Choose, You are Required to Vote For-only 1 of the
    3 Companies. Thank You.                             Non-Voting                Non-Voting
1.I The Selection of the Specialized Company
    Responsible for the Preparation of the Valuation
    Report for the Shares of the Company, at Economic
    Value, in Accordance with the Terms of Article 12,
    Line V, Article 13, Article 37, Paragraph 1, and
    Article 41, All from the Corporate Bylaws of the
    Company, on the Basis of the List of Three
    Alternatives That Was Resolved on by the Board of
    Directors at the Meeting That Was Held on February
    19, 2014, in Accordance with A Notice of Material
    Fact That Was Released on February 14, 2014, in
    Which Was Disclosed the Intention of the
    Controlling Shareholder of the Company, Brookfield
    Brasil Participacoes Ltda. To, Directly Or Through
    Companies Related to It, Conduct A Tender Offer for
    the Acquisition of Shares Issued by the Company
    That are in Free Float on the Market, from Here
    Onwards Referred to As the Tender Offer, for the
    Purpose of Delisting from Category A and Conversion
    to Category B, and the Consequent Delisting from
    the Novo Mercado of the Bm and Fbovespa S.a. Bolsa


77





      GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      De Valores, Mercadorias E Futuros, from Here
      Onwards Referred to As the Novo Mercado. the
      Specialized Company Must be Selected from Among the
      Three Following Companies: Banco Santander, Brasil,
      S.a                                                 Management  For           Voted - For
1.II  The Selection of the Specialized Company
      Responsible for the Preparation of the Valuation
      Report for the Shares of the Company, at Economic
      Value, in Accordance with the Terms of Article 12,
      Line V, Article 13, Article 37, Paragraph 1, and
      Article 41, All from the Corporate Bylaws of the
      Company, on the Basis of the List of Three
      Alternatives That Was Resolved on by the Board of
      Directors at the Meeting That Was Held on February
      19, 2014, in Accordance with A Notice of Material
      Fact That Was Released on February 14, 2014, in
      Which Was Disclosed the Intention of the
      Controlling Shareholder of the Company, Brookfield
      Brasil Participacoes Ltda. To, Directly Or Through
      Companies Related to It, Conduct A Tender Offer for
      the Acquisition of Shares Issued by the Company
      That are in Free Float on the Market, from Here
      Onwards Referred to As the Tender Offer, for the
      Purpose of Delisting from Category A and Conversion
      to Category B, and the Consequent Delisting from
      the Novo Mercado of the Bm and Fbovespa S.a. Bolsa
      De Valores, Mercadorias E Futuros, from Here
      Onwards Referred to As the Novo Mercado. the
      Specialized Company Must be Selected from Among the
      Three Following Companies: Hsbc Bank Brasil S.a.
      Banco Multiplo                                      Management                Non-Voting
1.III The Selection of the Specialized Company
      Responsible for the Preparation of the Valuation
      Report for the Shares of the Company, at Economic
      Value, in Accordance with the Terms of Article 12,
      Line V, Article 13, Article 37, Paragraph 1, and
      Article 41, All from the Corporate Bylaws of the
      Company, on the Basis of the List of Three
      Alternatives That Was Resolved on by the Board of
      Directors at the Meeting That Was Held on February
      19, 2014, in Accordance with A Notice of Material
      Fact That Was Released on February 14, 2014, in
      Which Was Disclosed the Intention of the
      Controlling Shareholder of the Company, Brookfield
      Brasil Participacoes Ltda. To, Directly Or Through
      Companies Related to It, Conduct A Tender Offer for
      the Acquisition of Shares Issued by the Company
      That are in Free Float on the Market, from Here
      Onwards Referred to As the Tender Offer, for the
      Purpose of Delisting from Category A and Conversion
      to Category B, and the Consequent Delisting from
      the Novo Mercado of the Bm and Fbovespa S.a. Bolsa
      De Valores, Mercadorias E Futuros, from Here
      Onwards Referred to As the Novo Mercado. the
      Specialized Company Must be Selected from Among the


78





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Three Following Companies: Bes Investimento Do
    Brasil, S.a., Banco De Investimento                  Management                Non-Voting
2   The Delisting of the Company from the Novo Mercado
    and the Conversion of Its Listing from Category A
    the Category B, Both of Which are Conditioned on
    the Public Tender Being Conducted and are in
    Accordance with Its Terms and Conditions             Management  For           Voted - For
    Please Note That This is A Postponement of the
    Meeting Held on 14 Mar 2014.                         Non-Voting                Non-Voting
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You.                      Non-Voting                Non-Voting
1   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
2   To Establish the Number of Members to Make Up the
    Board of Directors                                   Management  For           Voted - For
3   To Elect the Members of the Board of Directors.
    Candidates Nominated by the Controller: Luiz
    Ildefonso Simoes Lopes, Chairman, George Myhal,
    Vice Chairman, Benjamin Michael Vaughan, Joel Korn,
    Mario Cezar De Andrade, Marcelo Martins Borba,
    Marcilio Marques Moreira, Nicholas Vincent Reade,
    Omar Carneiro Da Cunha Sobrinho                      Management  For           Voted - For
4   To Set the Managers Remuneration                     Management  For           Voted - Against
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-mes for Resolution 3.
    If You Have Already Sent in Your Votes, Please Do
    Not Vo-te Again Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting


79


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BTG PACTUAL PARTICIPATIONS LTD
CUSIP: G16634126
Meeting Date: 30-Dec-13 Meeting Type: Annual General Meeting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   To Appoint the Chairperson of the Meeting           Management  For           Voted - For
2   To Confirm Notice                                   Management  For           Voted - For
3   To Receive and Approve the Financial Statements for
    the Years Ended December 31, 2011 and December 31,
    2012 and the Report of the Independent Auditors
    Thereon                                             Management  For           Voted - For
4   To Consider the Allocation of the Net Income,
    Pursuant to Company Bye Law, for the Years Ended
    December 31, 2011 and December 31, 2012             Management  For           Voted - For
5   To Consider the Appointment of Independent Auditor
    of the Company, to Hold Office from the Conclusion
    of This Annual General Meeting Until the Conclusion
    of the Next Annual General Meeting at Which the
    Company's Financial Statements are Presented        Management  For           Voted - For
6   To Determine the Number of Members of the Board of
    Directors for the Forthcoming Year and to Elect
    Such Members                                        Management  For           Voted - For
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote


80





    GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Appoint the Chairperson of the Meeting           Management  For           Voted - For
2   To Confirm Notice                                   Management  For           Voted - For
3   To Receive and Approve the Financial Statements for
    the Years Ended December 31, 2013 and the Report of
    the Independent Auditors Thereon                    Management  For           Voted - For
4   To Consider the Allocation of the Net Income,
    Pursuant to Company Bye- Law, for the Years Ended
    December 31, 2013                                   Management  For           Voted - For
5   To Consider the Appointment of Independent Auditor
    of the Company, to Hold Office from the Conclusion
    of This Annual General Meeting Until the Conclusion
    of the Next Annual General Meeting at Which the
    Company's Financial Statements are Presented        Management  For           Voted - For
6   To Determine the Number of Members of the Board of
    Directors for the Forthcoming Year and to Elect
    Such Members. Andre Santos Esteves, Chairman,
    Marcelo Kalim, Roberto Balls Sallouti, Persio
    Arida, Claudio Eugenio Stiller Galeazzi, John Huw
    Gwili Jenkins, John Joseph Oros, Juan Carlos Garcia
    Canizares, William Thomas Royan, Kenneth Stuart
    Courtis                                             Management  For           Voted - For
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting


81





                         GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
1   To Examine, Discuss and Vote on the Administrations
    Report and Financial Statements, Accompanied by the
    Independent Auditors Report and of the Auditors
    Committee Report, Regarding the Fiscal Year Ended
    on December 31, 2013                                Management   For           Voted - For
2   To Decide on the Allocation of the Net Profits from
    2013 Fiscal Year                                    Management   For           Voted - For
3   To Elect Members of the Board of Directors          Management   For           Abstain
4   To Set the Global Remuneration of the Managers      Management   For           Voted - For
Meeting Date: 28-Apr-14  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
1   To Vote Regarding the Amendment of the Corporate
    Bylaws of the Company, in Order to Amend Paragraph
    1 of Article 13 of the Corporate Bylaws of the
    Company, in Reference to the Term in Office of the
    Executive Committee                                 Management   For           Voted - For
    19 Apr 2014: Please Note That Votes 'in Favor' and
    'against' in the Same Agend- A Item are Not
    Allowed. Only Votes in Favor And/or Abstain Or
    Against And/ Or-abstain are Allowed. Thank You      Non-Voting                 Non-Voting
    19 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Comment. If-you Have Already Sent
    in Your Votes, Please Do Not Vote Again Unless You
    Deci-de to Amend Your Original Instructions. Thank
    You.                                                Non-Voting                 Non-Voting
CETIP SA - MERCADOS ORGANIZADOS, RIO DE JANEIRO
CUSIP: P23840104
Meeting Date: 23-Sep-13  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
1   The Election of Mr. Luis Felix Cardamone Neto to
    Hold the Position of Member of the Board of
    Directors of the Company, to Replace Mr. Gilson


82





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Finkelsztain, Who Resigned from That Position on
    July 12, 2013                                       Management  For           Voted - For
2   Ratification of the Appointment of the Members of
    the Board of Directors Edgar Da Silva Ramos, David
    Scott Goone, Ary Oswaldo Mattos Filho and
    Alexsandro Broedel As Members of the Committee for
    Nominating Independent Members of the Board of
    Directors                                           Management  For           Voted - For
3   Re-ratification of Item 2 of the Resolutions of the
    Minutes of the Extraordinary General Meeting of
    Shareholders That Was Held on April 29, 2013, in
    Such A Way As to Correct the Transcription Error in
    the Amount of the Capital Increase That Was
    Approved So That It Comes to Show the Amount of Brl
    211,962,822.77 Instead of Brl 211,962,814.10        Management  For           Voted - For
Meeting Date: 25-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Election of Mr. Jose Roberto Machado Filho to
    the Position of Member of the Board of Directors of
    the Company, Replacing Mr. Luis Felix Cardamone
    Neto, Who Resigned from the Position on October 4,
    2013                                                Management  For           Voted - For
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting


83





                          GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    Relating to Fiscal Year Ended on December 31, 2013  Management    For           Voted - For
2   To Approve the Distribution of Net Profits from the
    2013 Fiscal Year                                    Management    For           Voted - For
3   To Set the Global Remuneration of the Company
    Administrators                                      Management    For           Voted - For
4   To Elect the Members of the Board of Directors.
    Votes in Groups of Candidates Only. Edgar Da Silva
    Ramos, Chairman, David Scott Goone, Vice Chairman,
    Roberto De Jesus Paris, Pedro Paulo Mollo Neto,
    Robert Taitt Slaymaker, Jose Lucas Ferreira De
    Melo, Alkimar Ribeiro Moura, Joao Carlos Ribeiro,
    Alexsandro Broedel Lopes, Jose Roberto Machado
    Filho, Nelson Henrique Barbosa Filho. Only to
    Ordinary Shareholders                               Management    For           Voted - For
    07 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                  Non-Voting
    07 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. 4 and
    Modification of Comment. If You Have Already Sent
    in Your V-otes, Please Do Not Return This Proxy
    Form Unless You Decide to Amend Your Ori-ginal
    Instructions. Thank You.                            Non-Voting                  Non-Voting
Meeting Date: 28-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                  Non-Voting
1   Examination, Discussion and Approval of the
    Proposal for the Sixth Stock Option Program of the
    Company, from Here Onwards Referred to As Program
    Vi, Connected to the Stock Option Plan of the
    Company, from Here Onwards Referred to As Plan 2012 Management    For           Voted - For


84


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CIELO, SAO PAULO
CUSIP: P2859E100
Meeting Date: 31-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report, the
    Fiscal Council Report and Auditors Committee Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
II  Deliberate on the Allocation of Net Profit Resulted
    from Fiscal Year Regarding the Ratification of the
    Amount of Income Distributed and Approval of the
    Proposal for the Capital Budget                      Management  For           Voted - For
III To Elect the Members of the Board of Directors and
    the Members of the Fiscal Council and to Vote
    Regarding the Proposal for the Global Compensation
    of the Managers: Alexandre Correa De Abreu,
    Alexandre Rappaport, Domingos Figueiredo Abreu,
    Francisco Augusto Da Costa E Silva, Francisco Jose
    Pereira Terra, Gilberto Mifano, Jose Mauricio
    Pereira Coelho, Marcelo De Araujo Noronha, Maria
    Izabel Gribel De Castro, Milton Almicar Silva
    Vargas, Raul Francisco Moreira. Fiscal Council.
    Titular: Haroldo Reginaldo Levy Neto, Marcelo
    Santos Dallocco and Marcio Hamilton Ferreira.
    Substitute: Tomaz Aquino De Souza, Mauro Pinto
    Spaolonzi and Milton Luiz Milioni                    Management  For           Voted - For
    11 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Fiscal Council
    Names of Resolution III. If You Have Already Sent
    in Your Vot-es, Please Do Not Return This Proxy
    Form Unless You Decide to Amend Your Origi-nal
    Instructions                                         Non-Voting                Non-Voting


85





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 31-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Vote Regarding the Increase of the Share Capital
    from the Current Brl 1 Billion to Brl 2 Billion, Or
    in Other Words, an Increase of Brl 1 Billion, with
    A Share Bonus, Attributing to the Shareholders,
    Free of Charge, One New Common Share for Each One
    Common Share That They Own at the Close of Trading
    on March 31, 2014, with It Being the Case That from
    April 1, 2014, Inclusive, the Shares Will be Traded
    Ex Right to the Share Bonus, with the Consequent
    Amendment of Article 7 of the Corporate Bylaws of
    the Company. Once the Share Bonus is Approved,
    Under Item IV of the Agenda of the Extraordinary
    General Meeting, the Adrs, Or American Depositary
    Receipts, Which are Traded on the United States
    Over the Counter Market, Or Otc, Will Receive A
    Bonus in the Same Proportion                        Management  For           Voted - For
2   To Vote Regarding the Amendment of the Wording of
    Line Vii of Article 11 of the Corporate Bylaws of
    the Company in Such A Way As to Establish That the
    Approval, the Creation and Or the Amendment of
    Company Plans for Granting Stock Purchase Or
    Subscription Options to the Managers and Employees
    of Other Companies, Whether Directly Or Indirectly
    Through Subsidiaries, is Within the Authority of
    the General Meeting                                 Management  For           Voted - For
CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
CUSIP: P34085103
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote


86





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    Relating to Fiscal Year Ending December 31, 2013    Management  For           Voted - For
II  To Approve the Distribution of Net Profits from the
    2013 Fiscal Year and Distribution of Dividends      Management  For           Voted - For
III To Establish the Number of Members to Compose the
    Board of Directors and the Election of the
    Directors. 3a. Votes in Groups of Candidates Only.
    Candidates Nominated by the Controller: Elie Horn,
    Chairman, Rogerio Jonas Zylberstajn, Vice Chairman,
    Rafael Novellino, George Zausner, Fernando
    Goldsztein, Sergio Rial, Jose Cesar De Queiroz
    Tourinho, Rogerio Frota Melzi. Only to Ordinary
    Shareholders                                        Management  For           Voted - Against
IV  To Set Annual Global Remuneration of the Managers
    of the Company                                      Management  For           Voted - For
    01-apr-2014: Please Note That This is A Revision
    Due to Receipt of Names of Di-rectors. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 08-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Increase of the Share Capital of the Company,
    Without the Issuance of New Shares, Through the
    Capitalization of Excess Amounts of Bylaws Profit
    Reserve, in Accordance with the Terms of Article
    199 of Law Number 6404 of December 15, 1976, from
    Here Onwards Referred to As the Share Corporations
    Law, and of Amounts Coming from the Bylaws Profit
    Reserve, in Accordance with the Terms of Article
    169 of the Share Corporations Law                   Management  For           Voted - For
2   Amendment of Article 31, Chapter Vi, Executive
    Committee, of the Board of Directors of the Company
    and Related Provisions, Articles 18, 32, 34, 35, 36
    and 37, to Change the Administrative Structure of
    the Executive Committee of the Company              Management  For           Voted - For
3   Restatement of the Corporate Bylaws of the Company  Management  For           Voted - For


87





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    02 May 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 28 Apr 14
    to 08 May 14. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
EVEN CONSTRUTORA E INCORPORADORA SA, SAO PAULO
CUSIP: P3904U107
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    and Independent Auditors Report Relating to Fiscal
    Year Ending December 31, 2013                       Management  For           Voted - For
II  To Approve the Proposal for the Capital Budget for
    the Year 2014                                       Management  For           Voted - For
III To Decide the Proposal for the Allocation of the
    Net Profits from the Fiscal Year Ended on December
    31, 2013 and the Distribution of Dividends          Management  For           Voted - For
IV  To Set the Global Remuneration of the Board of
    Directors for the Fiscal Year 2014                  Management  For           Voted - Against
V   To Decide on the Newspapers in Which Company
    Notices Will be Published                           Management  For           Voted - For
    15 May 2014: Please Note That This is A Revision
    Due to Change in Meeting Date-from 30 Apr 2014 to
    20 May 2014 and Change in Meeting Time from 10:00
    to 11:0-0.if You Have Already Sent in Your Votes,
    Please Do Not Vote Again Unless You-decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
Meeting Date: 20-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


88





                         GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Amend the Wording of Article 6 of the Corporate
    Bylaws of the Company to Increase the Amount of the
    Authorized Capital Limit of the Company to Brl 2.5
    Billion                                             Management  For           Voted - For
II  To Change the Wording of Article 12 of the
    Corporate Bylaws of the Company to Include A
    Provision That Forbids the Same Person Holding the
    Positions of Chairperson of the Board of Directors
    and President of the Company, Which Will Come Into
    Effect from the Annual General Meeting That is to
    be Held in 2016                                     Management  For           Voted - For
III The Amendment of the Wording of Article 21 of the
    Corporate Bylaws of the Company to Create A Bylaws
    Succession Committee                                Management  For           Voted - For
    15 May 2014: Please Note That This is A Revision
    Due to Change in Meeting Date-from 30 Apr 2014 to
    20 May 2014 and Change in Meeting Time from 11:00
    to 11:3-0.if You Have Already Sent in Your Votes,
    Please Do Not Vote Again Unless You-decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
EZTEC EMPREENDIMENTOS PARTICIPACOES SA, SAO PAULO
CUSIP: P3912H106
Meeting Date: 30-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements Regarding the Fiscal Year
    Ended on December 31, 2013, Accompanied by the
    Independent Auditors Report                         Management  For           Voted - For
II  To Decide on the Allocation of the Net Profits from
    2013 Fiscal Year and the Distribution of Dividends  Management  For           Voted - For
III To Set the Global Remuneration of the Company
    Managers                                            Management  For           Voted - For


89


GLOBAL X BRAZIL FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
IGUATEMI EMPRESA DE SHOPPING CENTERS SA, SAO PAULO
CUSIP: P5352J104
Meeting Date: 24-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    11 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements for the Fiscal
    Year Ended December 31, 2013                        Management  For           Voted - For
2   The Allocation of the Net Profit from the Fiscal
    Year Ended on December 31, 2013                     Management  For           Voted - For
3   To Install and Elect the Members of the Fiscal
    Council and Set Their Remuneration. Votes in Groups
    of Candidates Only. 3.a Aparecido Carlos Correia
    Galdino, Titular, Jorge Moyses Dib Filho, Titular,
    Ruy Ortiz Siqueira, Substitute, Roberto Schneider,
    Substitute. Only to Ordinary Shareholders. Votes in
    Individual Names Allowed: Candidates Nominated by
    the Minority Ordinary                               Management  For           Abstain
    Shareholder. 3.b Jussara Machado Serra, Titular,
    Flavia Silva Fialho Rebelo, Substitute. Only to
    Ordinary Shareholders. Note: for Sub Item 3.a
    Titular and Substitute Were Not Indicated in Pairs
    As There is No Mention of It in the Proposal                                  Non-Voting
4   To Elect the Members of the Board of Directors.
    Votes in Groups of Candidates Only.4.a Carlos
    Francisco Ribeiro Jereissati, Chairman, Fernando
    Magalhaes Portella, Pedro Jereissati, Rossano
    Maranhao Pinto, Sidnei Nunes, Sergio Bernstein,
    Sonia Nunes Da Rocha Pires Fagundes, Carlos
    Jereissati. Only to Ordinary Shareholders           Management  For           Voted - For
5   To Approve the Global Remuneration of the Managers  Management  For           Voted - Against


90





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    11 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solutions 3 and 4 and
    Change in Comment. If You Have Already Sent in Your
    Vote-s, Please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Origin-al Instructions.
    Thank You.                                          Non-Voting                Non-Voting
LPS BRASIL-CONSULTORIA DE IMOVEIS SA, SAO PAULO
CUSIP: P6413J109
Meeting Date: 09-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Receive the Accounts from Management and
    Examine, Discuss and Vote on the Financial
    Statements for the Fiscal Year Ended December 31,
    2013                                                Management  For           Voted - For
II  Destination of the Net Profits from 2013 Fiscal
    Year, As Well As the Distribution of Dividends and
    the Payment of Interest Over Capital Relative to
    the Year 2013                                       Management  For           Voted - For
III To Establish the Limit of the Aggregate Annual
    Remuneration Amount of the Managers of the Company
    for the 2014 Fiscal Year                            Management  For           Voted - Against
IV  To Elect the Members of the Board of Directors
    :marcos Bulle Lopes, Chairman, Francisco Lopes
    Neto, Vice Chairman, Alcides Lopes Tapias, Edward
    Jorge Christianini, Martin Emiliano Escobari
    Lifchitz, Mauricio Curvelo De Almeida Prado         Management  For           Voted - Against
    05 May 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 30 Apr 14
    to 09 May 14 and Receipt of Director Names. If You
    Have-already Sent in Your Votes, Please Do Not Vote


91





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Again Unless You Decide to Ame-nd Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 09-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
I   To Increase the Share Capital of the Company by 150
    Million, Without the Issuance of Shares,
    Capitalizing Funds Available in the Profit Reserve
    of the Company and Retaining Part of the Profit
    Earned During the 2013 Fiscal Year                  Management  For           Voted - For
II  To Amend the Corporate Bylaws of the Company,
    Carrying Out the Adaptation Necessary for That
    Which is Established in Article 44 of the Novo
    Mercado Listing Regulations                         Management  For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    05 May 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 30 Apr 14
    to 09 May 14. If You Have Already Sent in Your
    Votes, P-lease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
MRV ENGENHARIA PARTICIPACOES SA, BELO HORIZONTE
CUSIP: P6986W107
Meeting Date: 15-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve, in Section III of Chapter IV of the
    Corporate Bylaws of the Company, the Amendment of
    Articles 24, 28, Paragraph 5, and 29, Main Part     Management  For           Voted - For
II  To Approve, Due to the Resolution for the Item
    Above, the Restatement of the Corporate Bylaws of
    the Company                                         Management  For           Voted - For


92





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
III To Approve the Amendment of Items 1.1 and 4.1 of
    the Stock Option Plan Approved at the Extraordinary
    General Meeting of the Company That Was Held on
    April 2, 2007                                        Management  For           Voted - For
IV  To Approve, Due to the Resolution of the Items
    Above, the Restatement of the Stock Option Plan      Management  For           Voted - For
Meeting Date: 26-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Approve, in Chapter IV of the Corporate Bylaws
    of the Company, the Amendment of Articles 12, 21,
    22, 23, 24, Paragraphs 1, 2 and 3, 26, 27, 28 and 29 Management  For           Voted - For
II  To Approve, As A Result of the Resolution in the
    Previous Item, the Restatement of the Corporate
    Bylaws of the Company                                Management  For           Voted - For
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Approve, Without Reservations, the Balance Sheet
    and the Other Financial Statements Relative to the
    Fiscal Year That Ended on December 31, 2013          Management  For           Voted - For
II  To Approve the Allocation of the Net Profit from
    the Fiscal Year for the Establishment of A Legal
    Reserve, Payment of Ordinary and Extraordinary
    Dividends, Capitalization of the Legal Reserve and
    of Part of the Profit Retention Reserve,
    Establishment of A Profit Retention Reserve and
    Remaining Balance of Accumulated Profit on the
    Basis of the Capital Budget with the Objective of
    Meeting the Funding Needs for Future Investments,
    Mainly for Working Capital                           Management  For           Voted - For
III To Approve the Increase in the Share Capital of the
    Company As A Result of the Resolution of the Board


93





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Directors of the Company for the Capitalization
    of the Legal Reserve and of the Available Profit
    Retention Reserve, Going from Brl 3,197,818,287.10
    to Brl 3,507,205,531.77, and the Consequent
    Amendment of the Main Part of Article 5 of the
    Corporate Bylaws of the Company, to Reflect the
    Share Capital Changes That are Resolved on at This
    Annual and Extraordinary General Meeting and at the
    Meetings of the Board of Directors                  Management  For           Voted - For
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Increase of the Share Capital of the
    Company, from Brl 3,350,000,000.00 to Brl
    3,600,000,000.00, and the Consequent Amendment of
    the Main Part of Article 6 of the Corporate Bylaws
    of the Company                                      Management  For           Voted - For
II  To Approve the Restatement of the Corporate Bylaws
    of the Company As A Result of the Resolutions from
    the Items Above                                     Management  For           Voted - For
III To Approve the Aggregate Compensation Limit of the
    Management of the Company for the 2014 Fiscal Year  Management  For           Voted - For
IV  To Approve the Publication of the Minutes of the
    General Meeting in Accordance with the Terms of
    Article 130, Paragraph 2, of the Brazilian
    Corporate Law                                       Management  For           Voted - For
MULTIPLAN EMPREENDIMENTOS IMOBILIARIOS SA
CUSIP: P69913104
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the


94





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    and Independent Auditors Report Relating to Fiscal
    Year Ended December 31, 2013                        Management  For           Voted - For
2   Destination of the Year End Results of 2013         Management  For           Voted - For
3   To Establish the Number of Members to Make Up the
    Board of Directors                                  Management  For           Voted - For
4   Election of the Members of the Board of Directors:
    Note, Under the Terms of the Applicable
    Legislation, Cumulative Voting Can be Adopted for
    This Item. Votes in Groups of Candidates Only.
    Candidates Nominated by the Controller: Jose        Management  For           Voted - For
    Paulo Ferraz Do Amaral, Chairman, Eduardo Kaminitz
    Peres, John Michael Sullivan, Jose Carlos De Araujo
    Sarmento Barata, Jose Isaac Peres, Russell Todd
    Goin, Leonard Peter Sharpe. Only to Ordinary
    Shareholders                                                                  Non-Voting
5   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
    16 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Directors'- Names. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Vote Regarding the Amendment of Article 16 of
    the Corporate Bylaws of the Company to Include A
    Rule Establishing A Prohibition on the Same Person
    Holding the Positions of Chairperson of the Board
    of Directors and President of the Company, in
    Accordance with A Proposal from Management, for the


95





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Purpose of Adapting the Bylaws to the Requirement
    Contained in Item 5.4 of the Level 2 Corporate
    Governance Listing Regulations of the Bm and
    Fbovespa                                            Management  For           Voted - For
PDG REALTY SA EMPREENDIMENTOS E PARTICIPACOES, SAO
CUSIP: P7649U108
Meeting Date: 25-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
I   Resignation and Election of the Members of the
    Fiscal Council of the Company                       Management  For           Voted - For
    11 Oct 2013: Please Note That This is A Revision
    Due to Change in Meeting Date-from 21 Oct to 25 Oct
    2013. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructi-ons. Thank
    You.                                                Non-Voting                Non-Voting
Meeting Date: 18-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Regarding the Proposal
    for A New Stock Option Plan for the Company, to
    Replace the Stock Option Plan That Was Approved at
    the Extraordinary General Meeting That Was Held on


96





                          GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    January 9, 2007, and That Was Amended at the
    Extraordinary General Meeting That Was Held on
    December 21, 2007                                   Management  For           Voted - For
Meeting Date: 25-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting
1   The Financial Statements of the Company, Including
    the Opinion of the Independent Auditors, the
    Management Report and the Accounts of the
    Management in Connection with the Fiscal Year Ended
    on December 31, 2013                                Management  For           Voted - For
2   The Proposal of the Allocation of the Company's
    Results                                             Management  For           Voted - For
3   To Establish the Number of Members to Make Up the
    Board of Directors                                  Management  For           Voted - For
4   The Election of All the Members of the Company's
    Board of Directors. Votes in Groups of Candidates
    Only. Gilberto Sayao Da Silva, Alessandro Monteiro
    Morgado Horta, Carlos Augusto Leone Piani, Mateus
    Affonso Bandeira, Bruno Augusto Sacchi Zaremba,
    Joao Da Rocha Lima Jr., Pedro Luiz Cerize. Only to
    Ordinary Shareholders                               Management  For           Voted - For
5   Instatement of the Fiscal Council                   Management  For           Voted - For
6   To Establish the Number of Members to Make Up the
    Fiscal Council                                      Management  For           Voted - For
7   The Election of All the Members of the Fiscal
    Council. Votes in Individual Names Allowed. 7a.
    Vitor Hugo Dos Santos Pinto, Titular, Alexandre
    Pereira Do Nascimento, Substitute, 7b. Saulo De
    Tarso Alves De Lara, Titular, Antonio Alberto
    Gouvea Vieira Filho, Substitute, 7c. Renato Moritz
    Cavalcanti, Titular, Roberto Leuzinger, Substitute,
    7d. Sergio Passos Ribeiro, Titular, Jose Guilherme
    Cruz Souza, Substitute, 7e. Guilherme De Morais
    Vicente, Titular, Stephen Benjamin Duvignau,
    Substitute. Only to Ordinary Shareholders           Management  For           Voted - For
8   Proposal of the Total and Annual Compensation for
    the Management and Fiscal Council to the Fiscal
    Year of 2014                                        Management  For           Voted - For
    10 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit


97





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    10 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 21-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Amend the Main Part of Article 7 of the
    Corporate Bylaws, in Order to Reflect the
    Cancellation of the Shares Held in Treasury That
    Was Approved by the Board of Directors              Management  For           Voted - For
II  The Transformation of One of the Positions on the
    Executive Committee Without A Specific Designation
    Into the Position of Chief Customer Relations and
    Institutional Marketing Officer, with the
    Consequent Amendment of Paragraph 1 and the
    Inclusion of A Paragraph 12 in Article 17 of the
    Corporate Bylaws                                    Management  For           Voted - For
III Restatement of the Corporate Bylaws                 Management  For           Voted - For
    12 May 2014: Please Note That This is A Revision
    Due to Change in Meeting Date-from 25 Apr 14 to 21
    May 14. If You Have Already Sent in Your Votes,
    Please D-o Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Thank-you.        Non-Voting                Non-Voting
PORTO SEGURO SA, SAO PAULO
CUSIP: P7905C107
Meeting Date: 28-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


98





                          GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                  Non-Voting
A   To Examine, Discuss and Vote the Financial
    Statements and the Administrations Report for the
    Fiscal Year Ended December 31, 2013                 Management    For           Voted - For
B   Destination of the Year End Results                 Management    For           Voted - For
C   The Ratification of the Board of Directors
    Decisions Made in Meetings Held on October, 28 of
    2013 and December, 13 of 2013, Relating to the
    Interests on Own Equity Book Credited to
    Shareholders on October, 28 of 2012 and December 23
    of 2013, Respectively                               Management    For           Voted - For
D   Distribution of Dividends                           Management    For           Voted - For
E   Determination of the Date for the Payment of
    Interest on Shareholder Equity and of the Dividends
    to the Shareholders                                 Management    For           Voted - For
F   Election of the Members of the Board of Directors
    and Appointment of Chairperson and Vice Chairperson
    of the Board, After the Determination of the Number
    of Members Who are to Make Up the Mentioned Body,
    Observing the Limit Established in the Bylaws:
    Jayme Brasil Garfinkel Chairman, Marco Ambrogio
    Crespi Bonomi Vice Chairman, Casimiro Blanco Gomez,
    Caio Ibrahim David, Evandro Cesar Camillo Coura,
    Fernando Kasinski Lottenberg,pedro Luiz Cerize      Management    For           Voted - For
G   Establishment of the Aggregate Annual Remuneration
    of the Members of the Board of Directors and of the
    Executive Committee, Also Including the Members of
    the Audit Committee                                 Management    For           Voted - For
    05 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Directors'- Names. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy-form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                  Non-Voting
Meeting Date: 28-Mar-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting


99





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Change of the Address of the Corporate Head Office
    of the Company                                      Management  For           Voted - For
2   Inclusion of A New Paragraph 3 in Article 14 to
    Expressly Provide for the Rule Introduced by the
    Novo Mercado Rules Regarding the Impossibility of
    the Positions of Chairman of the Board of Directors
    and President Or Chief Executive Officer of the
    Company Being Held by the Same Person               Management  For           Voted - For
3   Amendment of the Corporate Bylaws of the Company to
    Make Adjustments to the Wording That Will Make the
    Bylaws Rules Clear                                  Management  For           Voted - For
4   Restatement of the Corporate Bylaws                 Management  For           Voted - For
ROSSI RESIDENCIAL SA, SAO PAULO
CUSIP: P8172J106
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    and Independent Auditor S Report Relating to Fiscal
    Year Ended December 31, 2013                        Management  For           Voted - For
2   To Decide on the Allocation of the Result of the
    Fiscal Year and the Distribution of Dividends       Management  For           Voted - For
3   To Set the Number of Members of the Board of
    Directors                                           Management  For           Voted - For
4   To Elect the Members of the Board of Directors      Management  For           Voted - For


100





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Install the Fiscal Council of the Company        Management  For           Voted - For
6   To Set the Number of Members of the Fiscal Council  Management  For           Voted - For
7   Election of the Members of the Fiscal Council, and
    Their Respective Substitutes                        Management  For           Voted - For
8   To Set the Global Remuneration of the Company
    Managers and the Members of the Fiscal Council      Management  For           Voted - For
Meeting Date: 15-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Amendment of Article 3 of the Corporate Bylaws of
    the Company to Clarify That Holding an Interest in
    Other Companies As A Partner Or Shareholder is Part
    of the Corporate Purpose                            Management  For           Voted - For
2   Amendment of Article 5 of the Corporate Bylaws to
    Update the Share Capital Amount and the Number of
    Shares Issued by the Company, Bearing in Mind the
    Capital Increases That Were Carried Out Within the
    Authorized Capital Limit                            Management  For           Voted - For
3   Amendment of Article 11 of the Corporate Bylaws to
    Clarify the Possibility for the General Meeting to
    Vote Regarding Matters That Were Not Included in
    the Agenda in the Cases Provided for in Law and to
    Update the Wording of the Provision in Accordance
    with Current Portuguese Language Spelling Rules     Management  For           Voted - For
4   Amendment of Article 20, Main Part and Paragraph 1,
    of the Corporate Bylaws to Allow Meetings of the
    Board of Directors to be Called by Email and to
    Allow for Participating in These Meetings Long
    Distance                                            Management  For           Voted - For
5   Amendment of Article 21 of the Corporate Bylaws of
    the Company for the Purpose of Harmonizing the
    Description of the Areas of Responsibility of the
    Board of Directors with the Terms of the Law and to
    Broaden the Areas of Responsibility to Include The  Management  For           Voted - For
    Establishment of Limits and Maximum Expenditures
    for the Performance of Acts by the Executive
    Officers of the Company and the Determination of
    Rules and Guidelines for the Allocation of Company
    Profit and Results Sharing                                                    Non-Voting
6   Amendment of Article 19, Main Part, Article 23,
    Main Part and Paragraph 2, Article 24, Paragraphs 1
    and 7, and Article 26 to Reduce the Maximum Number
    of Positions on the Executive Committee to Eight


101





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Members, to Change the Title for the Position of
      Superintendent Officer and to Change the Areas of
      Responsibility of the Executive Officers            Management  For           Voted - For
7     Amendment of Article 32 to Establish That the
      Company Can Allocate Profit and Results Sharing to
      the Employees and Managers on the Basis of
      Corporate Law and Or Employment Law                 Management  For           Voted - For
8     Amendment of Article 1, Paragraph 1, of Article 6,
      of Article 12, of Article 13, of Article 15, of
      Article 17, of Article 18, of Article 19, of
      Article 22, of Article 34, of Article 37, of
      Article 40, of Article 42, of Article 43, Paragraph
      1, of Article 44, of Article 48 and of Article 49
      to Replace the Word Business with the Defined Term
      Company and to Adapt the Spelling to the New
      Portuguese Spelling Rules                           Management  For           Voted - For
9     Restatement of the Corporate Bylaws of the Company  Management  For           Voted - For
      08 May 2014: Please Note That This is A Revision
      Due to Postponement of Meetin-g Date from 28 Apr 14
      to 15 May 14. If You Have Already Sent in Your
      Votes, Pl-ease Do Not Vote Again Unless You Decide
      to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
SUL AMERICA SA, RIO DE JANEIRO
CUSIP: P87993120
Meeting Date: 10-Jan-14 Meeting Type: ExtraOrdinary General Meeting
      Important Market Processing Requirement: A
      Beneficial Owner Signed Power Of-attorney (poa) is
      Required in Order to Lodge and Execute Your
      Voting-instructions in This Market. Absence of A
      Poa, May Cause Your Instructions To-be Rejected. If
      You Have Any Questions, Please Contact Your Client
      Service- Representative                             Non-Voting                Non-Voting
I.I   To Approve the Amendments of the Corporate Bylaws
      of the Company That are Listed Below and Detailed
      in the Proposal from Management in Reference to
      This General Meeting, As Well As Their Restatement,
      the Amendment of Article 5, Main Part               Management  For           Voted - For
I.II  The Amendment of Article 12, Main Part              Management  For           Voted - For
I.III The Amendment of the Third Paragraph of Article 14  Management  For           Voted - For
I.IV  Article 15, Main Part and Its Paragraphs            Management  For           Voted - For
II    To Take Cognizance of the Resignation of A Member
      of the Board of Directors of the Company            Management  For           Voted - For
III   To Approve the Election of Two New Members of the
      Board of Directors of the Company.vote Allowed in
      the Group: David Lorne Levy and Christopher John
      Minter                                              Management  For           Voted - Against
      27 Dec 2013: Please Note That Votes 'in Favor' and
      'against' in the Same Agend- A Item are Not
      Allowed. Only Votes in Favor And/or Abstain Or
      Against And/ Or-abstain are Allowed. Thank You      Non-Voting                Non-Voting


102





                        GLOBAL X BRAZIL FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    30 Dec 2013: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting
    07 Jan 14: Please Note That This is A Revision Due
    to Receipt of Additional Co-mment and Change in
    Numbering of Resolutions. If You Have Already Sent
    in Your-votes, Please Do Not Return This Proxy Form
    Unless You Decide to Amend Your O-riginal
    Instructions. Thank You                             Non-Voting                Non-Voting
Meeting Date: 31-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
1   Take Knowledge the Accounts of the Board of
    Directors, to Examine, Discuss and Vote on the
    Financial Statements, for the Fiscal Year That
    Ended on December 31, 2013                          Management  For           Voted - For
2   Destination of the Year End Results of 2013         Management  For           Voted - For
3   To Establish the Number of Members to Make Up the
    Board of Directors                                  Management  For           Voted - For
4   To Elect the Members of the Board of Directors.
    Patrick Antonio Claude De Larragoiti Lucas,
    Johannes Martinus Maria Boers, Carlos Infante
    Santos De Castro,christopher John Minter, David
    Lorne Levy, Guilherme Affonso Ferreira, Isabelle
    Rose Marie De Segur Lamoignon, Jorge Hilario Gouvea
    Vieira, Pierre Claude Perrenoud, Roberto Teixeira
    Da Costa for Common Shares                          Management  For           Voted - For
5   To Set the Global Remuneration of the Board of
    Directors and Executive Committee                   Management  For           Voted - For


103


GLOBAL X BRAZIL MID CAP ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AES TIETE SA, SAO PAULO
CUSIP: P4991B101
Meeting Date: 12-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item "iii" Only.-thank You.                 Non-Voting                Non-Voting
I   To Replace an Alternate Member of the Board of
    Directors                                           Non-Voting                Non-Voting
II  To Increase the Number of Members of the Fiscal
    Council That is Currently In-operation to Five Full
    Members and Their Respective Alternates             Non-Voting                Non-Voting
III To Elect One Full Member and His Or Her Respective
    Alternate to the Fiscal Council in Separate Voting
    by the Shareholders Who Own Preferred Shares        Management  For           Abstain
IV  To Elect One Full Member and His Or Her Respective
    Alternate to the Fiscal-council                     Non-Voting                Non-Voting
ALL AMERICA LATINA LOGISTICA SA
CUSIP: P01627242
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting


104





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                  Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company S
    Consolidated Financial Statements for the Fiscal
    Year Ended December 31, 2013                        Management    For           Voted - For
2   Proposal for the Allocation of the Net Profits from
    the Fiscal Year, and the Distribution of Dividends  Management    For           Voted - For
3   To Elect One Full Member of the Board of Directors
    of the Company As A Result of the Resignation That
    Was Tendered by Mr. Paulo Luiz Araujo Basilio in
    April 2013 and One Alternate Member of the Board of
    Directors of the Company. Votes in Groups of
    Candidates Only. Candidates Nominated by the
    Controller: Giancarlo Arduini, Titular, Carla S.
    Goncalves Marcondes, Substitute, Only to Ordinary
    Shareholders                                        Management    For           Voted - For
4   To Install and Elect the Members of the Fiscal
    Council. Votes in Groups of Candidates Only.
    Candidates Nominated by the Controller: Newton De
    Souza Junior, Titular, Daniel Jose Dos Santos,
    Substitute, Ricardo Scalzo, Titular, Marcelo Meth,
    Substitute, Alexandre Machado De Souza, Titular,
    Alexsandro Pinheiro Cardoso, Substitute, Only to
    Ordinary Shareholders                               Management    For           Voted - Against
    21 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Nominee Nam-es in Resolutions 3
    and 4. If You Have Already Sent in Your Votes,
    Please Do N-ot Return This Proxy Form Unless You
    Decide to Amend Your Original Instruction-s. Thank
    You.                                                Non-Voting                  Non-Voting
Meeting Date: 10-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
1   To Set the Annual Global Remuneration of the
    Company Managers                                    Management    For           Voted - Against
2   To Set the Annual Global Remuneration of the Fiscal
    Council                                             Management    For           Voted - For


105





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Vote Regarding the Implementation of the Risk
    Management Policy for the Managers, and for the
    Employees Who Act in the Name of the Officers, in
    the Performance of Their Duties                     Management  For           Voted - For
Meeting Date: 08-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Resolve on the Protocol and Justification of the
    Merger of Shares Issued by All - America Latina
    Logistica S.a. by Rumo Logistica Operadora
    Multimodal S.a. Executed on April 15, 2014 by the
    Management of the Company and of Rumo Logistica
    Operadora Multimodal S.a. ("rumo"), Regarding the
    Merger of All of the Company's Shares by Rumo
    ("protocol and Justification of Share Merger")      Management  For           Voted - For
2   Resolve on the Merger of the Company by Rumo
    ("merger"), As Per the Terms of the Protocol and
    Justification of Share Merger, with the Subsequent
    Issue of New Common Shares by Rumo to be Delivered
    to Shareholders of the Company According to the
    Negotiated Swap Ratio Agreed Upon Under the
    Protocol and Justification of Share Merger Upon the
    Execution of the Merger                             Management  For           Voted - For
3   To Resolve on the Cancellation of the Company's
    Shares Held in Treasury, with the Subsequent
    Amendment to Article 5 of the Company's Bylaws,
    Without Reduction to the Capital Stock              Management  For           Voted - For
4   To be Aware That the Resolutions Above Shall be
    Contingent Upon the Implementation of Conditions
    Provided in the Protocol and Justification of Share
    Merger                                              Management  For           Voted - For
5   To Authorize the Company's Management to Practice
    All Acts Necessary to Execute the Merger of the
    Company Into Rumo                                   Management  For           Voted - For
BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
CUSIP: P1R0U2138
Meeting Date: 26-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting


106





    GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
    Please Note That This is A Postponement of the
    Meeting Held on 13 May 2014.                        Non-Voting                Non-Voting
1   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of
    Directors at the Meeting That Was Held on February
    13, 2014, B. to Amend Article 16, Line E, in Order
    That That Provision Comes to Cover Stock Option
    Plans, C. to Amend C.1. Article 6, Main Part, C.2.
    Article 7, Main Part and Paragraphs 2, 3 and 4,
    C.3. Article 8, Paragraph 2, C.4. Article 12, Main
    Part and Paragraphs 1 Through 8, C.5. Article 13,
    Main Part and Paragraphs 1 and 2, C.6. Article 14,
    C.7. Article 15, Main Part and Paragraphs 1 Through
    3, C.8. Article 16, Main Part and Line A, C.9.
    Article 17, Main Part and Paragraph 1, C.10.
    Article 18, Main Part and Paragraphs 1 and 2, C.11.
    Article 21, Sole Paragraph, C.12. Article 22, Main
    Part and Paragraphs 3 and 4, C.13. Article 23,
    Paragraphs 2, 3 and 6, C.14. Article 24, Main Part
    and Paragraphs 2, 3 and 6, C.15. Article 26, Main
    Part, C.16. Article 27, Main Part, C.17. Article
    29, Lines A, D, E, F, and L, C.18. Article 31,
    C.19, Article 35, Line L, C.20. Article 38, Line F,
    C.21. Article 43, Paragraph 2, Line B, C.22.
    Article 47,                                         Management  For           Voted - For
    Line J, C.23. Article 49, Paragraph 1, Line B,
    C.24. Article 50, Sole Paragraph, Lines A and C,
    C.25. Article 52, Main Part, Paragraphs 1, 4 and 5,
    C.26. Article 53, Paragraph 1, C.27. Article 54,
    Sole Paragraph, C.28. Article 55, Paragraphs 3
    Through 6, C.29. Article 58, Main Part, C.30.
    Article 62, Paragraph 2, C.31. Article 63, Main
    Part and Paragraph 2, C.32. Article 64, Main Part,
    C.33. Article 65, Paragraphs 2 and 3, C.34. Article
    70, Paragraph 1, Line C, Paragraph 4, Line A and
    Paragraph 5, Lines C, D and E, C.35. Article 71,
    C.36. Article 73, Line B, C.37. Article 74, C.38.
    Article 77, and C.39. Article 79, for the Purposes
    of Renumbering, Orthographic Corrections and Other
    Adjustments to Form and Wording                                               Non-Voting


107


GLOBAL X BRAZIL MID CAP ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
CUSIP: P73232103
Meeting Date: 24-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   To Examine, Discuss and Vote the Financial
    Statements Relating to Fiscal Year Ending December
    31, 2013                                            Management  For           Voted - For
2   Destination of the Year End Results of 2013         Management  For           Voted - For
3   To Set the Remuneration for the Members of the
    Board of Directors and for the Executive Committee
    Related to 2014 Fiscal Year                         Management  For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
Meeting Date: 07-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Vote Regarding the Proposal for the Adoption of
    the Bm and Fbovespa Stock Option Plan, in
    Accordance with A Proposal from Management          Management  For           Voted - For
2   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of
    Directors at the Meeting That Was Held on February
    13, 2014, B. to Amend Article 16, Line E, in Order
    That That Provision Comes to Cover Stock Option
    Plans, C. to Amend C.1. Article 6, Main Part, C.2.
    Article 7, Main Part and Paragraphs 2, 3 and 4,
    C.3. Article 8, Paragraph 2, C.4. Article 12, Main
    Part and Paragraphs 1 Through 8, C.5. Article 13,


108





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Main Part and Paragraphs 1 and 2, C.6. Article 14,
    C.7. Article 15, Main Part and Paragraphs 1 Through
    3, C.8. Article 16, Main Part and Line A, C.9. Contd Management  For           Voted - For
    Contd Article 17, Main Part and Paragraph 1, C.10.
    Article 18, Main Part And-paragraphs 1 and 2, C.11.
    Article 21, Sole Paragraph, C.12. Article 22,
    Main-part and Paragraphs 3 and 4, C.13. Article 23,
    Paragraphs 2, 3 and 6, C.14.-article 24, Main Part
    and Paragraphs 2, 3 and 6, C.15. Article 26, Main
    Part,-c.16. Article 27, Main Part, C.17. Article
    29, Lines A, D, E, F, and L, C.18.-article 31,
    C.19, Article 35, Line L, C.20. Article 38, Line F,
    C.21. Article-43, Paragraph 2, Line B, C.22.
    Article 47, Line J, C.23. Article 49,-paragraph 1,
    Line B, C.24. Article 50, Sole Paragraph, Lines A
    and C, C.25.-article 52, Main Part, Paragraphs 1, 4
    and 5, C.26. Article 53, Paragraph 1,-c.27. Article
    54, Sole Paragraph, C.28. Article 55, Paragraphs 3
    Through 6,-c.29. Article 58, Main Part, C.30.
    Article 62, Paragraph 2, C.31. Contd                 Non-Voting                Non-Voting
    Contd Article 63, Main Part and Paragraph 2, C.32.
    Article 64, Main Part,-c.33. Article 65, Paragraphs
    2 and 3, C.34. Article 70, Paragraph 1, Line
    C,-paragraph 4, Line A and Paragraph 5, Lines C, D
    and E, C.35. Article 71,-c.36. Article 73, Line B,
    C.37. Article 74, C.38. Article 77, and C.39.-
    Article 79, for the Purposes of Renumbering,
    Orthographic Corrections And-other Adjustments to
    Form and Wording                                     Non-Voting                Non-Voting
Meeting Date: 13-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
    Please Note That This is A Postponement of the
    Meeting Held on 07 Apr 2014.                         Non-Voting                Non-Voting
1   To Vote Regarding the Proposal for the Adoption of
    the Bm and Fbovespa Stock Option Plan, in
    Accordance with A Proposal from Management           Management  For           Voted - For
2   To Vote Regarding the Amendment of the Following
    Articles of the Corporate Bylaws of the Bm and
    Fbovespa, in Accordance with A Proposal from
    Management, A. to Amend Article 5, in Such A Way As
    to Reflect the Cancellation of 80 Million Shares
    Issued by the Company, Without A Reduction of Its
    Share Capital, As Approved by the Board of


109





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Directors at the Meeting That Was Held on February
13, 2014, B. to Amend Article 16, Line E, in Order
That That Provision Comes to Cover Stock Option
Plans, C. to Amend C.1. Article 6, Main Part, C.2.
Article 7, Main Part and Paragraphs 2, 3 and 4,
C.3. Article 8, Paragraph 2, C.4. Article 12, Main
Part and Paragraphs 1 Through 8, C.5. Article 13,
Main Part and Paragraphs 1 and 2, C.6. Article 14,
C.7. Article 15, Main Part and Paragraphs 1 Through
3, C.8. Article 16, Main Part and Line A, C.9contd  Management  For           Voted - For
Contd . Article 17, Main Part and Paragraph 1,
C.10. Article 18, Main Part-and Paragraphs 1 and 2,
C.11. Article 21, Sole Paragraph, C.12. Article
22,-main Part and Paragraphs 3 and 4, C.13. Article
23, Paragraphs 2, 3 and 6,-c.14. Article 24, Main
Part and Paragraphs 2, 3 and 6, C.15. Article 26,   Non-Voting                Non-Voting
Main-part, C.16. Article 27, Main Part, C.17.
Article 29, Lines A, D, E, F, and L,- C.18. Article
31, C.19, Article 35, Line L, C.20. Article 38,
Line F, C.21.-article 43, Paragraph 2, Line B,
C.22. Article 47, Line J, C.23. Article
49,-paragraph 1, Line B, C.24. Article 50, Sole
Paragraph, Lines A and C, C.25.-article 52, Main
Part, Paragraphs 1, 4 and 5, C.26. Article 53,
Paragraph 1,-c.27. Article 54, Sole Paragraph,
C.28. Article 55, Paragraphs 3 Through 6,- C.29.
Article 58, Main Part, C.30. Article 62, Paragraph
2, C.31. Contd                                                                Non-Voting
Contd Article 63, Main Part and Paragraph 2, C.32.
Article 64, Main Part,-c.33. Article 65, Paragraphs
2 and 3, C.34. Article 70, Paragraph 1, Line
C,-paragraph 4, Line A and Paragraph 5, Lines C, D
and E, C.35. Article 71,-c.36. Article 73, Line B,
C.37. Article 74, C.38. Article 77, and C.39.-
Article 79, for the Purposes of Renumbering,
Orthographic Corrections And-other Adjustments to
Form and Wording                                    Non-Voting                Non-Voting
BR MALLS PARTICIPACOES SA
CUSIP: P1908S102
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
Important Market Processing Requirement: A
Beneficial Owner Signed Power Of-attorney (poa) is
Required in Order to Lodge and Execute Your
Voting-instructions in This Market. Absence of A
Poa, May Cause Your Instructions To-be Rejected. If
You Have Any Questions, Please Contact Your Client
Service- Representative                             Non-Voting                Non-Voting
05 Apr 2014: Please Note That Common Shareholders
Submitting A Vote to Elect A-member from the List
Provided Must Include the Candidates Name in the
Vote In- Struction. However We Cannot Do This
Through the Proxyedge Platform. in Order-to Submit


110





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve the Company's
    Consolidated Financial Statements Regarding the
    Fiscal Year Ending on December 31, 2013             Management    For           Voted - For
II  Destination of the Year End Results of 2013 and the
    Distribution of Dividends                           Management    For           Voted - For
III To Set the Number of Members of the Board of
    Directors for Next Term Office and to Elect Their
    Members. 3a Votes in Groups of Candidates Only.
    Richard Paul Matheson, Chairman, Carlos Medeiros
    Silva Neto, Vice Chairman, Luiz Alberto Quinta,
    Jose Marcio Antonio Guimaraes De Camargo, Ricardo
    Dias Da Cruz Affonso Ferreira, Goncalo Cristovam
    Meirelles De Araujo Dias, Fabio H. Bicudo. Only to
    Ordinary Shareholders                               Management    For           Voted - For
    05 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution III and
    Change in Comment. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original In-structions.
    Thank You.                                          Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   To Establish the Aggregate Amount of the
    Remuneration of the Managers of the Company for the
    2014 Fiscal Year                                    Management    For           Voted - Against
II  To Amend the Wording of the Main Part of Article 5
    of the Corporate Bylaws of the Company, in Order to
    Reflect the Capital Increases That Were Approved by
    the Board of Directors of the Company               Management    For           Voted - For
III To Amend the Wording of Paragraph 1 of Article 20
    to Reformulate the Names of the Positions of the
    Members of the Executive Committee of the Company,


111





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    As Well As Articles 23 and 24 to Better Specify
    Their Duties                                        Management  For           Voted - For
Meeting Date: 30-May-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    304557 Due to Postponement-of Meeting Date from 30
    Apr 2014 to 30 May 2014 with Deletion of Resolution
    "-1". All Votes Received on the Previous Meeting
    Will be Disregarded and You Wil-l Need to
    Reinstruct on This Meeting Notice. Thank You        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
i   To Amend the Wording of the Main Part of Article 5
    of the Corporate Bylaws of the Company, in Order to
    Reflect the Capital Increases That Were Approved by
    the Board of Directors of the Company               Management  For           Voted - For
ii  To Amend the Wording of Paragraph 1 of Article 20
    to Reformulate the Names of the Positions of the
    Members of the Executive Committee of the Company,
    As Well As Articles 23 and 24 to Better Specify
    Their Duties                                        Management  For           Voted - For
BRADESPAR SA, SAO PAULO
CUSIP: P1808W104
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Items 2, and 3 Only. T-hank You.            Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must Include-the Name of the
    Candidate to be Elected. If Instructions to Vote on
    This Item-is Received Without A Candidate's Name,


112





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Your Vote Will be Processed in Favor-or Against of
    the Default Company's Candidate. Thank You.         Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, Fiscal-council Report, the
    Financial Statements and Independent Auditors
    Report Rela-ting to Fiscal Year Ending December 31,
    2013                                                Non-Voting                Non-Voting
2   To Elect the Members of the Board of Directors      Management  For           Voted - For
3   To Elect the Members of the Fiscal Council,
    Observing the Provisions in Articles 161 and 162 of
    Law Number 6404                                     Management  For           Voted - For
4   To Set the Board of Directors and Fiscal Council
    Remunerations                                       Non-Voting                Non-Voting
BRASKEM SA, CAMACARI, BA
CUSIP: P18533110
Meeting Date: 09-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item 3 Only. Thank-you.                     Non-Voting                Non-Voting
    03 Apr 2014: Please Note That Preference
    Shareholders Can Submit A Member From-the
    Candidates List Or Alternatively A Candidate
    Outside of This List, Howeve-r We Cannot Do This
    Through the Proxyedge Platform. in Order to Submit
    A Vote-to Elect A Candidate Outside the List,
    Clients Must Contact Their Csr to Inclu-de the Name
    of the Candidate to be Elected. If Instructions to
    Vote on This It-em are Received Without A
    Candidate's Name, Your Vote Will be Processed in
    Fav-or Or Against of the Default Company's
    Candidate. Thank You                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Examination, Discussion and Voting on the Annual
    Report and Respective-accounts from the Managers
    and Financial Statements, Containing
    Explanatory-notes, in Reference to the Fiscal Year
    That Ended on December 31, 2013,-accompanied by the
    Opinion of the Independent Auditors and the Opinion
    of The-fiscal Council                               Non-Voting                Non-Voting
2   To Approve the Distribution of Net Profits from the
    2013 Fiscal Year and The-distribution of Dividends  Non-Voting                Non-Voting


113





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Election of Members of the Fiscal Council and the
    Members of the Board of Directors. Votes in
    Individual Names Allowed: Candidates Nominated by
    the Preferred Shareholder for the Fiscal Council:
    3ca Julio Sergio De Souza Cardozo, Titular,
    Guilherme Silva Roman, Substitute. Only to
    Preferred Shareholders. Votes in Individual Names
    Allowed: Candidates Nominated by the Preferred
    Shareholder for the Board of Directors: 3f Marcelo
    Gasparino Da Silva, Titular. Only to Preferred
    Shareholders.                                       Management  For           Voted - For
4   Establishment of the Aggregate Annual Compensation
    of the Managers and of The- Members of the Fiscal
    Council                                             Non-Voting                Non-Voting
5   To Elect the President and Vice President of the
    Board of Directors                                  Non-Voting                Non-Voting
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution 3 and Change
    in Comment. If You Have Already Sent in Your Votes,
    Plea-se Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Inst-ructions. Thank
    You.                                                Non-Voting                Non-Voting
CESP CIA ENERGETICA DE SAO PAULO SA
CUSIP: P25784193
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item 3 Only. Thank-you.                     Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
1   To Take the Accounts of the Directors and Financial
    Statements, Accompanied-by the Independent Auditors


114





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Report and of Fiscal Council Report, Relating
    To-fiscal Year Ended on December 31, 2013           Non-Voting                Non-Voting
2   Proposal for the Allocation of the Results from
    2013 Fiscal Year And- Distribution of Dividends to
    the Shareholders                                    Non-Voting                Non-Voting
3   To Elect the Members of the Fiscal Council and
    Substitute                                          Management  For           Abstain
CETIP SA - MERCADOS ORGANIZADOS, RIO DE JANEIRO
CUSIP: P23840104
Meeting Date: 23-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Election of Mr. Luis Felix Cardamone Neto to
    Hold the Position of Member of the Board of
    Directors of the Company, to Replace Mr. Gilson
    Finkelsztain, Who Resigned from That Position on
    July 12, 2013                                       Management  For           Voted - For
2   Ratification of the Appointment of the Members of
    the Board of Directors Edgar Da Silva Ramos, David
    Scott Goone, Ary Oswaldo Mattos Filho and
    Alexsandro Broedel As Members of the Committee for
    Nominating Independent Members of the Board of
    Directors                                           Management  For           Voted - For
3   Re-ratification of Item 2 of the Resolutions of the
    Minutes of the Extraordinary General Meeting of
    Shareholders That Was Held on April 29, 2013, in
    Such A Way As to Correct the Transcription Error in
    the Amount of the Capital Increase That Was
    Approved So That It Comes to Show the Amount of Brl
    211,962,822.77 Instead of Brl 211,962,814.10        Management  For           Voted - For
Meeting Date: 25-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the


115





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Election of Mr. Jose Roberto Machado Filho to
    the Position of Member of the Board of Directors of
    the Company, Replacing Mr. Luis Felix Cardamone
    Neto, Who Resigned from the Position on October 4,
    2013                                                Management  For           Voted - For
Meeting Date: 28-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    Relating to Fiscal Year Ended on December 31, 2013  Management  For           Voted - For
2   To Approve the Distribution of Net Profits from the
    2013 Fiscal Year                                    Management  For           Voted - For
3   To Set the Global Remuneration of the Company
    Administrators                                      Management  For           Voted - For
4   To Elect the Members of the Board of Directors.
    Votes in Groups of Candidates Only. Edgar Da Silva
    Ramos, Chairman, David Scott Goone, Vice Chairman,
    Roberto De Jesus Paris, Pedro Paulo Mollo Neto,
    Robert Taitt Slaymaker, Jose Lucas Ferreira De
    Melo, Alkimar Ribeiro Moura, Joao Carlos Ribeiro,
    Alexsandro Broedel Lopes, Jose Roberto Machado
    Filho, Nelson Henrique Barbosa Filho. Only to
    Ordinary Shareholders                               Management  For           Voted - For
    07 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting


116





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    07 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. 4 and
    Modification of Comment. If You Have Already Sent
    in Your V-otes, Please Do Not Return This Proxy
    Form Unless You Decide to Amend Your Ori-ginal
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 28-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting
1   Examination, Discussion and Approval of the
    Proposal for the Sixth Stock Option Program of the
    Company, from Here Onwards Referred to As Program
    Vi, Connected to the Stock Option Plan of the
    Company, from Here Onwards Referred to As Plan 2012 Management  For           Voted - For
CIA HERING SA, BLUMENAU
CUSIP: P50753105
Meeting Date: 30-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   The Election of A Member to the Board of Directors
    of the Company, in Addition to Those Currently
    Elected, to Hold Office Until the Annual General
    Meeting to Examine the Accounts of the Fiscal Year,
    Ending on 12/31/2014: Sr. Anderson Lemos Birman     Management  For           Voted - For
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must Include-the Name of the
    Candidate to be Elected. If Instructions to Vote on
    This Item-is Received Without A Candidate's Name,
    Your Vote Will be Processed in Favor-or Against of
    the Default Company's Candidate. Thank You.         Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                Non-Voting


117





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That This is A Revision Due to Receipt
    of Additional Comment and D-irector Name. If You
    Have Already Sent in Your Votes, Please Do Not
    Return Thi-s Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.               Non-Voting                Non-Voting
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Financial Statements
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
II  Approval of the Capital Budget for the 2014 Fiscal
    Year                                                 Management  For           Voted - For
III To Decide on the Allocation of the Results from the
    Fiscal Year Ended on December 31, 2013, the
    Distribution of the Dividends and on the
    Ratification of the Distribution of Dividends and
    Interest on Own Decided on by the Board of Directors Management  For           Voted - For
IV  To Set the Global Remuneration of the Company
    Directors, Executive Committee and the Consultant
    Committee                                            Management  For           Voted - For
Meeting Date: 07-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   Amendment of Article 9 of the Corporate Bylaws, for
    the Inclusion of A New Paragraph, Which is to be
    Numbered As Paragraph 3, in Order to Provide That
    the Positions of Chairperson of the Board of
    Directors and President Or Chief Executive Officer
    Cannot be Held by the Same Person                    Management  For           Voted - For
II  Amendment of Article 16 of the Corporate Bylaws for
    the Inclusion of A Paragraph, Which is to be
    Numbered As the Sole Paragraph, in Order to Provide


118





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    for the Manner of Replacing the President When He
    Or She is Absent Or Temporarily Incapacitated       Management  For           Voted - For
III Amendment of Letter G of Article 14 and of Letter F
    of Article 17 of the Corporate Bylaws, in Order to
    Change the Limit of the Authority of the Executive
    Committee from Brl 12 Million to Brl 40 Million in
    Company Transactions, with the Guidelines That are
    to be Established by the Board of Directors Being
    Observed, As Well As the Inclusion of A Letter Q in
    Article 14, in Order to Grant the Board of
    Directors the Authority to Establish the Guidelines
    in Relation to the Limit of the Authority of the
    Executive Committee                                 Management  For           Voted - For
IV  Increase of the Share Capital from Brl
    239,435,255.55 to Brl 313,086,122.14, Without the
    Issuance of New Shares, Through A. the
    Capitalization of the Income Tax Reinvestment Tax
    Incentive Reserve from the 2008 Calendar Year, in
    the Amount of Brl 218,981.17, B. the Capitalization
    of the Retained Profit Amount from the 2013 Fiscal
    Year, in the Amount of Brl 57,127,589.09, Arising
    from the Profit Retention Reserve, and C. the
    Capitalization of A Part of the Balance of the
    Legal Reserve, in the Amount of Brl 16,304,296.33,
    Which Was Established in Previous Fiscal Years. As
    A Consequence of the Mentioned Increases, the Main
    Part of Article 5 of the Corporate Bylaws Will be
    Amended                                             Management  For           Voted - For
V   Approval of the Restatement of the Corporate Bylaws
    of the Company                                      Management  For           Voted - For
    29 Apr 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 23 Apr 14
    to 07 May 14. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
COMPANHIA DE SANEAMENTO BASICO DO ESTADO
CUSIP: 20441A102 TICKER: SBS
Meeting Date: 30-Apr-14 Meeting Type: Annual
A1. Examination of the Annual Management Report for the
    Fiscal Year Ended December 31, 2013; Resolution on
    the Company's Financial Statements for the Fiscal
    Year Ended December 31, 2013, Namely: Balance Sheet
    and the Respective Statements of Income, Changes in
    Shareholders' Equity, Cash Flows and Value Added
    and Notes to the Financial Statements, in Addition
    to the Reports of the The Independent Auditors,
    Fiscal Council and Audit Committee.                 Management                Non-Voting
A2. Resolution on the Allocation of Net Income for
    Fiscal Year 2013.                                   Management                Non-Voting
A3. Definition of the Number of Members of the Board of
    Directors.                                          Management                Non-Voting


119





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
A4. Election of the Members of the Board of Directors
    for A Term of Office Ending in 2016, and
    Appointment of the Chairman of the Board of
    Directors.                                          Management                Non-Voting
A5. Election of the Members of the Fiscal Council for A
    Term of Office Ending in 2015.                      Management                Non-Voting
A6. Establishment of the Overall Annual Compensation of
    Management and Members of the Fiscal Council for
    Fiscal Year 2014.                                   Management                Non-Voting
E1. Increase in Company's Capital Stock, Without
    Issuing New Shares, Through Capitalization of
    Capital Reserve, in Amount of One Hundred and
    Twenty- Four Million, Two Hundred and Fifty- Four
    Thousand, Eight Hundred and Fifty-one Reais and
    Fifty-one Cents (r$124,254,851.51) and Part of
    Company's Profit Reserve, in Amount of Three
    Billion, Six Hundred and Seventy-two Million,
    Fifty-six Thousand, Five Hundred & Eighty- Three
    Reais & Twenty- Six Cents (r$3,672,056,583.26), in
    Accordance with Paragraph One of Article 169 and
    Article 199 of Federal Law 6404/1976.               Management                Non-Voting
E2. Amendment to the Company's Bylaws with the Change
    of (a) Caput of Article 3, to Reflect the Company's
    New Paid-in Capital Stock After the Capital
    Increase in Item E1 Above, If It is Approved; (b)
    Paragraph One of Article 3, to Increase the
    Authorized Capital Limit to Fifteen Billion Reais
    (r$15,000,000,000.00); and (c) Article 14, to
    Adjust the Attributions of Three (3) Executive
    Areas, Due to Changes in Their Organizational
    Structures.                                         Management                Non-Voting
COMPANHIA PARANAENSE DE ENERGIA
CUSIP: 20441B407 TICKER: ELP
Meeting Date: 24-Apr-14 Meeting Type: Annual
3.  To Elect the Members of the Fiscal Council, Due to
    the Expiration of the Previous Term of Office.      Management  For           Abstain
COSAN SA INDUSTRIA E COMERCIO, PIRACICABA, SP
CUSIP: P31573101
Meeting Date: 31-Jul-13 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting


120





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on March 31, 2013                                   Management  For           Voted - For
2   To Approve the Distribution of Net Profits Related
    to Fiscal Year Ending on March 31, 2013             Management  For           Voted - For
3   To Ratify the Amounts Paid for the Aggregate
    Compensation Attributed to the Managers of the
    Company for the Fiscal Year That Ended on March 31,
    2013, and to Establish the Aggregate Compensation
    of the Managers for the Fiscal Year That Began on
    April 1, 2013                                       Management  For           Voted - Against
4   To Decide on the Newspapers in Which Company
    Notices Will be Published                           Management  For           Voted - For
Meeting Date: 31-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Increase the Authorized Capital Amount of the
    Company Independent of A Bylaws Amendment           Management  For           Voted - For
2   To Extinguish the Position of Vice President
    Officer for Food and to Create the Position of Vice
    President Officer for Infrastructure                Management  For           Voted - For
3   To Amend the Period of the Fiscal Year of the
    Company, Which Will Run from January 1 to December
    31 of Each Year                                     Management  For           Voted - For
4   To Restate the Corporate Bylaws of the Company      Management  For           Voted - For
Meeting Date: 17-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's


121





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting
I   The Ratification of the Signing of the Agreement
    for the Purchase and Sale of Shares of Companhia De
    Gas De Sao Paulo, Comgas, from Here Onwards
    Referred to As Comgas, in Accordance with the Terms
    of Article 256 of the Brazilian Corporate Law, As
    Previously Disclosed in the Notices of Material
    Fact from the Company That Were Dated May 28, 2012,
    and November 5, 2012                                Management  For           Voted - For
II  The Ratification and Approval of the Appointment of
    the Specialized Company Hired by the Management of
    the Company for the Preparation of the Report That
    is Described in Paragraph 1 of Article 256 of the
    Brazilian Corporate Law, from Here Onwards Referred
    to As the 256 Valuation Report                      Management  For           Voted - For
III Approval of the 256 Valuation Report                Management  For           Voted - For
IV  Inclusion of A New Activity in the Corporate
    Purpose of the Company, with the Consequent
    Amendment of the Main Part of Article 3 of the
    Corporate Bylaws of the Company                     Management  For           Voted - For
V   A Change in the Membership of the Fiscal Council of
    the Company, with the Consequent Amendment of the
    Main Part of Article 37 of the Corporate Bylaws of
    the Company                                         Management  For           Voted - For
VI  The Election of Two New Members of the Fiscal
    Council, in the Event That Item V Above is
    Approved: Jose Mauricio Disep Costa, Norton Dos
    Santos Freire, Marcelo Curti , Edgard Massao
    Raffaelli                                           Management  For           Voted - For
    5 Dec 13: Please Note That This is A Revision Due
    to Postponement of Meeting D-ate from 13 Dec 2013
    to 17 Dec 2013 and Receipt of Election Item Names
    in Reso-lution Vi. If You Have Already Sent in Your
    Votes, Please Do Not Return This P-roxy Form Unless
    You Decide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote


122





                         GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on December 31, 2013                                Management  For           Voted - For
2   Destination of the Year End Results                 Management  For           Voted - For
3   To Set the Global Remuneration of the Company
    Directors for the Exercise Started on January, 01,
    2014                                                Management  For           Voted - Against
4   To Elect the Members of the Board of Directors: 4a
    Rubens Ometto Silveira Mello, Chairman, 4b Marcelo
    De Souza Scarcela Portela, Vice Chairman, 4c Pedro
    Isamu Mizutani, 4d Serge Varsano, 4e Roberto De
    Rezende Barbosa, 4f Marcelo Eduardo Martins, 4g
    Burkhard Otto Cordes, 4h Pedro Isamu Mizutani, 4i
    Mailson Ferreira Da Nobrega, 4j Dan Ioschpe         Management  For           Voted - For
5   To Elect the Members of the Fiscal Council : 5a
    Nadir Dancini Barsanulfo, Titular, Sergio Roberto
    Ferreira Da Cruz, Substitute, 5b Celso Renato
    Geraldin, Titular, Marcos Aurelio Borges,
    Substitute, 5c Alberto Asato, Titular, Edison
    Andrade De Souza, Substitute, 5d Marcelo Curti,
    Titular, Edgard Massao Raffaelli, Substitute, 5e
    Jose Mauricio D Isep Costa, Titular, Norton Dos
    Santos Freire, Substitute                           Management  For           Abstain
    22 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Fiscal Council
    Member Names. If You Have Already Sent in Your
    Votes, Please-do Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Thank-you.     Non-Voting                Non-Voting
CPFL ENERGIA S.A.
CUSIP: 126153105 TICKER: CPL
Meeting Date: 29-Apr-14  Meeting Type: Annual
A)  To Take Cognizance of the Management Accounts,
    Examine, Discuss and Vote on the Company's
    Financial Statements, the Report of the Independent
    Auditors and the Opinion of the Fiscal Council for
    the Fiscal Year Ending December 31, 2013            Management  For           Voted - For
B)  To Approve the Proposal for Allocation of the Net
    Income for the Fiscal Year 2013 and the
    Distribution of Dividends                           Management  For           Voted - For


123





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
C)  To Approve the Number of Members to Sit on the
    Board of Directors Pursuant to the Provision in
    Article 15, Caption Sentence of the Corporate Bylaws Management  For           Voted - For
D)  To Elect the Effective Members and Their Alternates
    to Sit on the Board of Directors                     Management  For           Voted - Against
E)  To Elect the Effective Members and Alternates to
    the Fiscal Council                                   Management  For           Voted - For
F)  To Establish the Compensation of the Company's
    Management                                           Management  For           Voted - Against
G)  To Establish the Fees of the Members of the Fiscal
    Council                                              Management  For           Voted - For
CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
CUSIP: P34085103
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    Relating to Fiscal Year Ending December 31, 2013     Management  For           Voted - For
II  To Approve the Distribution of Net Profits from the
    2013 Fiscal Year and Distribution of Dividends       Management  For           Voted - For
III To Establish the Number of Members to Compose the
    Board of Directors and the Election of the
    Directors. 3a. Votes in Groups of Candidates Only.
    Candidates Nominated by the Controller: Elie Horn,
    Chairman, Rogerio Jonas Zylberstajn, Vice Chairman,
    Rafael Novellino, George Zausner, Fernando
    Goldsztein, Sergio Rial, Jose Cesar De Queiroz
    Tourinho, Rogerio Frota Melzi. Only to Ordinary
    Shareholders                                         Management  For           Voted - Against
IV  To Set Annual Global Remuneration of the Managers
    of the Company                                       Management  For           Voted - For
    01-apr-2014: Please Note That This is A Revision
    Due to Receipt of Names of Di-rectors. If You Have


124





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 08-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Increase of the Share Capital of the Company,
    Without the Issuance of New Shares, Through the
    Capitalization of Excess Amounts of Bylaws Profit
    Reserve, in Accordance with the Terms of Article
    199 of Law Number 6404 of December 15, 1976, from
    Here Onwards Referred to As the Share Corporations
    Law, and of Amounts Coming from the Bylaws Profit
    Reserve, in Accordance with the Terms of Article
    169 of the Share Corporations Law                   Management  For           Voted - For
2   Amendment of Article 31, Chapter Vi, Executive
    Committee, of the Board of Directors of the Company
    and Related Provisions, Articles 18, 32, 34, 35, 36
    and 37, to Change the Administrative Structure of
    the Executive Committee of the Company              Management  For           Voted - For
3   Restatement of the Corporate Bylaws of the Company  Management  For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    02 May 2014: Please Note That This is A Revision
    Due to Postponement of Meetin-g Date from 28 Apr 14
    to 08 May 14. If You Have Already Sent in Your
    Votes, Pl-ease Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions.-thank You.     Non-Voting                Non-Voting
DURATEX SA
CUSIP: P3593G146
Meeting Date: 22-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You.                     Non-Voting                Non-Voting


125





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
1   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
2   To Approve the Distribution of Net Profits from the
    2013 Fiscal Year and to Ratify the Early
    Distribution of Interest Over Capital                Management  For           Voted - For
3   To Establish the Number of Full and Alternate
    Members and Elect the Members of the Board of
    Directors for the Next Annual Term in Office, Those
    Who are Interested in Requesting the Adoption of
    Cumulative Voting in This Election Must Represent
    at Least Five Percent of the Share Capital, in
    Accordance with the Terms of Securities Commission
    Instructions 165.91 and 282.98 : Re- Election of 9
    of the Current Titulares Members Alfredo Egydio
    Arruda Villela Filho, Alvaro Antonio Cardoso De
    Souza, Francisco Amauri Olsen, Helio Seibel, Henri
    Penchas, Paulo Setubal Neto, Ricardo Egydio
    Setubal, Rodolfo Villela Marino E Salo Davi Seibel,
    and Reelection of 3 of the Current Substitutes
    Members Andrea Laserna Seibel, Olavo Egydio Setubal
    Junior E Ricardo Villela Marino                      Management  For           Voted - For
4   Decide on Remuneration of Board of Directors and
    Managers of the Company                              Management  For           Voted - Against
    28 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Directors N-ame. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
Meeting Date: 22-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
1   To Increase the Current Share Capital, from Brl
    1,705,271,709.44 to Brl 1,875,800,000.00 Through
    the Capitalization of Profit Reserves, with A Bonus


126





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of 10 Percent in Shares, Which Will be Attributed
    to the Shareholders in the Proportion of One New
    Share for Each 10 Shares That They Possess at the
    Close of Trading on April 22, 2014                   Management  For           Voted - For
2   To Amend and Restate the Corporate Bylaws in Order
    to I. in Article 3, Exclude the Activity of
    Transportation from the Corporate Purpose and
    Include the Activities Related to the
    Manufacturing, Sale, Importing and Exporting,
    Storage and Distribution of Electronic Products,
    Solar and Electrical Water Heaters, Showers and
    Showerheads, and II. in the Main Part of Article 5,
    to Record the New Composition of the Share Capital
    As A Result of Item 1 Above                          Management  For           Voted - For
3   To Change the Newspaper for the Publication of the
    Legal Notices of the Company to O Estado De S. Paulo Management  For           Voted - For
ECORODOVIAS INFRAESTRUTURA E LOGISTICA SA, SAO PAU
CUSIP: P3661R107
Meeting Date: 22-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
I   Approval of the Change of the Name of Bylaws
    Committees of the Company And, As A Consequence,
    the Amendment of Paragraph 8 of Article 12 of the
    Corporate Bylaws of the Company                      Management  For           Voted - For
II  Approval of the Restatement of the Corporate Bylaws
    of the Company, Bearing in Mind the Amendment
    Mentioned in Item I Above                            Management  For           Voted - For
III Election of A New Independent Member of the Board
    of Directors, in Addition to the Other Members of
    the Board of Directors of the Company                Management  For           Voted - For


127





                           GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
Meeting Date: 28-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You                                                 Non-Voting                   Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                   Non-Voting
A   To Examine and Approve the Administrators Report
    and Capital Budget for the Fiscal Year of 2014, As
    Well As Balance Sheet of the Company and Further
    Financial Statements Related to Fiscal Year Ended
    on December, 31, 2013                               Management     For           Voted - For
B   Destination of the Year End Results of 2013 and the
    Distribution of Dividends                           Management     For           Voted - For
C   To Set the Number of Members of the Board of
    Directors and to Elect Their Members : Candidates
    Nominated by the Controller: Marco Antanio Cassou,
    Chairman, Cesar Beltrao De Almeida, Titular, Joao
    Alberto Gomes Bernacchio, Titular, Geraldo Jose
    Carbone, Titular, Eduardo Bunker Gentil, Titular,
    Raimundo Lourenco Maria Christians, Titular,
    Eduardo Rath Fingerl, Titular, Eros Gradowski
    Junior, Substitute                                  Management     For           Voted - For
D   To Set the Global Remuneration of the Company
    Directors for the 2014                              Management     For           Voted - For
    04 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution 3. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This-proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                   Non-Voting
Meeting Date: 28-Apr-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


128





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
A   Granting of Options Within the Framework of the
    Stock Option Plan of the Company That Was Approved
    at the General Meeting That Was Held on August 31,
    2010, As Recommended by the Board of Directors at A
    Meeting That Was Held on March 28, 2014             Management  For           Voted - For
B   Change to the Title of Certain Positions on the
    Officer Committee, I. from Officer Committee to
    Executive Committee, II. from Officer Or Officers
    to Executive Officer Or Executive Officers, III.
    from Highway Operations Officer to Highway
    Operations Executive Officer, IV. from Chief
    Financial Officer to Chief Financial Executive
    Officer, V. from Logistics Operations Officer to
    Logistics Operations Executive Officer, Vi. from
    Business Development Officer to Business
    Development Executive Officer, Vii. from Investor
    Relations Officer to Investor Relations Executive
    Officer, Viii. from Personnel Management Officer to
    Personnel Management Executive Officer, and Ix.
    from Legal Officer to Legal Executive Officer And,
    As A Consequence, to Amend the Wording of the Main
    Part of Article 10, Article 11, Sole Paragraph,
    Article 14, Contd                                   Management  For           Voted - For
    Contd Main Part, and Paragraphs 2 Through 11 of
    Article 15 and Article 16-through Article 20 of the
    Corporate Bylaws of the Company As A Consequence
    Of-these Changes                                    Non-Voting                Non-Voting
C   Restatement of the Corporate Bylaws of the Company,
    in Light of the Changes That are Proposed Here      Management  For           Voted - For
EDP - ENERGIAS DO BRASIL SA, SAO PAULO, SP
CUSIP: P3769R108
Meeting Date: 04-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or


129





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
1   The Redefinition of the Number of Members of the
    Board of Directors for the Current Term of Office    Management  For           Voted - For
2   The Replacement of the Chairman and Vice Chairman
    of the Board of Directors and the Election of A New
    Member for the Current Term of Office : Ana Maria
    Machado Fernandes, Miguel Nuno Simoes Nunes
    Ferreira Setas and Miguel Dias Amaro                 Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
1   To Take the Accounts of Directors, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
2   To Decide on the Distribution of the Profits from
    the Fiscal Year of 2013 and Distribution of
    Dividends Debited from the Retained Profits Reserve  Management  For           Voted - For
3   To Determine the Number of Members of the Board of
    Directors and Election Their Members. 3a Votes in
    Groups of Candidates Only. Ana Maria Machado
    Fernandes, President, Miguel Nuno Simoes Nunes
    Ferreira Setas, Vice President, Miguel Dias Amaro,
    Jorge Manuel Pragana Da Cruz Morais, Nuno Maria
    Pestana De Almeida Alves, Pedro Sampaio Malan,
    Francisco Carlos Coutinho Pitella, Modesto Souza
    Barros Carvalhosa, Paulo Cesar Hartung Gomes         Management  For           Voted - Against
4   To Set the Global Remuneration of the Company
    Directors                                            Management  For           Voted - For
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-mes. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting


130





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Change of the Number of Members of the
    Executive Committee and of Its Membership,
    Including the Individual Designations and the
    Respective Areas of Authority Stated in the Bylaws
    And, As A Consequence, the Amendment of Articles 24
    and 25 of the Corporate Bylaws of the Company       Management  For           Voted - For
EMBRAER S.A.
CUSIP: 29082A107 TICKER: ERJ
Meeting Date: 16-Apr-14 Meeting Type: Annual
1.  Receive Management Accounts, Examine, Discuss and
    Vote on the Financial Statements for the Year Ended
    December 31, 2013                                   Management  For           Voted - For
2.  Decide on the Allocation of Net Income for the
    Fiscal Year Ended December 31, 2013 and the
    Distribution of Dividends                           Management  For           Voted - For
3.  Elect the Members of the Fiscal Council             Management  For           Voted - For
4.  Fix the Aggregate Annual Compensation of the
    Company's Managers and the Members of the
    Committees of the Board of Directors                Management  For           Voted - Against
5.  Fix the Remuneration of the Members of the Fiscal
    Council                                             Management  For           Voted - For
FIBRIA CELULOSE S.A.
CUSIP: 31573A109 TICKER: FBR
Meeting Date: 25-Apr-14 Meeting Type: Annual
O1) Take the Accounts of the Management, Examine,
    Discuss and Vote on the Financial Statements
    Relating to the Fiscal Year Ended on December 31,
    2013, Accompanied by the Report of the Independent
    Auditors, Report of the Fiscal Council and the
    Annual Report of the Statutory Audit Committee.     Management  For           Voted - For
O2) Resolve on the Allocation of the Results for the
    Fiscal Year Ended on December 31, 2013.             Management  For           Voted - For


131





                         GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
O3) Resolve on the Proposed Capital Budget for the
    Fiscal Year of 2014.                                Management   For           Voted - For
O4) Elect the Members of the Fiscal Council of the
    Company.                                            Management   For           Voted - For
O5) Set the Aggregate Annual Compensation for the
    Managers and the Compensation for the Members of
    the Fiscal Council, the Later in Accordance with
    the Limitation Set Forth in Article 162, Paragraph
    3 of the Brazilian Corporation Law.                 Management   For           Voted - Against
E6) Change the Structure of the Board of Directors Due
    to the Resignation of 3 Members, Out of Which 1 is
    A Sitting Member and 2 are Alternate Members, in
    Order to Elect 1 Sitting Member of the Board of
    Directors and 2 Alternate Members, As Replacement
    of the Resigning Directors, to Fulfill the
    Remainder of the Term of Office.                    Management   For           Voted - For
Meeting Date: 25-Apr-14  Meeting Type: Special
A   Examine, Discuss and Vote the Proposal of the
    General Stock Option Plan for the Granting of
    Options to Purchase Shares of the Company, Aiming
    to Align the Interests and Retain Members of the
    Statutory and Non Statutory Board of Officers and
    Management Level Executives of the Company in Long
    Term, Pursuant to Management Proposal of April 09,
    2014.                                               Management   For           Voted - For
HYPERMARCAS SA, SAO PAULO
CUSIP: P5230A101
Meeting Date: 27-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
I   Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Ratify
    the Protocol and Justification of Spin Off from
    Hypermarcas S.a., with the Merger of the Spun Off
    Equity Into Brainfarma Industria Quimica E
    Farmaceutica S.a., Which Was Prepared by the
    Executive Committee of the Company and Which
    Establishes, Among Other Things, the Terms and
    Conditions of the Spin Off from the Company, from
    Here Onwards Referred to As the Spin Off, Followed


132





    GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    by the Merger of the Spun Off Portion of Its
    Equity, Which is Made Up of Certain Assets and
    Liabilities Related to the Manufacture and Sale of
    Certain Medications, from Here Onwards Referred to
    As the Spun Off Equity, by Its Wholly Owned
    Subsidiary Brainfarma Industria Quimica E
    Farmaceutica S.a., A Share Corporation, with Its
    Head Office in the City Contd                       Management  For           Voted - For
    Contd of Rio De Janeiro, State of Rio De Janeiro,
    at Estrada Dos-bandeirantes, 3191, Parte I,
    Jacarepagua, Zip Code 22775.111, with
    Corporate-taxpayer Id Number, Cnpj.mf,
    05.161.069.0001.10, from Here Onwards Referred- to
    As Brainfarma, from Here Onwards Referred to As the
    Merger of the Spun Off-equity, from Here Onwards
    Referred to As the Spin Off Protocol                Non-Voting                Non-Voting
II  Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Ratify
    the Appointment and Hiring of Cca Continuity
    Auditores Independentes S.s., A Simple Partnership,
    with Its Head Office in the City of Sao Paulo,
    State of Sao Paulo, at Alameda Santos, 2313, Second
    Floor, Jardim Paulista, Duly Registered with the
    Sao Paulo Regional Accounting Council, Crc.sp,
    Under Number 2sp025430.o.2, with Corporate Taxpayer
    Id Number, Cnpj.mf, 10.686.276.0001.29, from Here
    Onwards Referred to As Cca, As The                  Management  For           Voted - For
    Specialized Company Responsible for the Preparation
    of the Valuation Report, in Regard to the Book
    Valuation of the Spun Off Equity, for the Purposes
    of the Spin Off from the Company, of the Merger of
    the Spun Off Equity and of the Share Merger, As
    Defined Below, on the Basis Date of September 30,
    2013, Contd                                                                   Non-Voting
    Contd from Here Onwards Referred to As the
    Valuation Report                                    Non-Voting                Non-Voting
III Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Approve
    the Valuation Report, in Regard to the Spin Off     Management  For           Voted - For
IV  Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Consider
    and Approve the Proposal for the Spin Off from the
    Company, in Accordance with the Spin Off Protocol
    and in Accordance with the Terms of Article 229 of
    the Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders of
    the Company                                         Management  For           Voted - For
V   Spin Off from the Company, Followed by the Merger
    of the Spun Off Equity Into Brainfarma: to Consider
    and Approve the Proposal for the Merger of the Spun


133





     GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Off Equity Into Brainfarma, in Accordance with the
     Spin Off Protocol and in Accordance with the Terms
     of Article 227 of the Brazilian Corporate Law, with
     the Consequent Change of the Share Capital of
     Brainfarma, in the Amount of Brl 1,030,190.78,
     Through the Issuance of 352,923 Common, Nominative
     Shares That Have No Par Value, by Brainfarma, Which
     are to be Subscribed for and Paid in by the
     Shareholders of the Company, As A Result of the
     Spin Off, in Proportion to the Share Capital That
     They Currently Hold in the Company                  Management  For           Voted - For
VI   Merger of the Shares of Brainfarma Into the
     Company: to Ratify the Protocol and Justification
     of the Merger of Shares of Brainfarma Industria
     Quimica E Farmaceutica S.a. Into Hypermarcas S.a.,
     Which Was Prepared by the Executive Committee of
     the Company in Accordance with the Terms of Article
     252 of the Brazilian Corporate Law, Which
     Establishes the Terms and Conditions for the Share
     Merger, As Defined Below, and of the Acts and
     Measures That are Contemplated in It, from Here
     Onwards Referred to As the Share Merger Protocol    Management  For           Voted - For
VII  Merger of the Shares of Brainfarma Into the
     Company: to Ratify the Appointment and Hiring of
     Cca As the Specialized Company Responsible for the
     Preparation of the Valuation Report, in Regard to
     the Book Valuation of the Shares of Brainfarma, for
     the Purposes of the Share Merger, As Defined Below,
     on the Basis Date of September 30, 2013             Management  For           Voted - For
VIII Merger of the Shares of Brainfarma Into the
     Company: to Approve the Valuation Report, in Regard
     to the Share Merger, As Defined Below               Management  For           Voted - For
IX   Merger of the Shares of Brainfarma Into the
     Company: to Consider and Approve the Proposal for
     the Merger, Into the Company, of Shares Issued by
     Brainfarma As A Result of the Share Capital
     Increase That Occurred Due to the Merger of the
     Spun Off Equity Into Brainfarma, from Here Onwards
     Referred to As the Share Merger, in Accordance with
     the Terms of the Share Merger Protocol, with the
     Consequent Increase of the Share Capital of the
     Company, in the Total Amount of Brl 1,030,190.78,
     Through the Issuance of 92,798 New, Common,
     Nominative, Book Entry Shares That Have No Par
     Value, to be Subscribed for by the Shareholders of
     the Company, in Proportion to the Shareholder
     Interest That They Currently Hold in the Share
     Capital of the Company                              Management  For           Voted - For
X    Authorization for the Managers: to Authorize the
     Managers of the Company to Do All the Acts That are
     Necessary to Carry Out the Resolutions That are
     Proposed and Approved by the Shareholders of the
     Company                                             Management  For           Voted - For


134





                         GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 17-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
I   To Examine, Discuss and Vote on the Annual
    Administrations Report and the Financial
    Statements, Accompanied by the Independent
    Auditor's Report, Regarding the Fiscal Year Ended
    on December 31, 2013                                Management  For           Voted - For
II  To Approve the Proposal for the Allocation of the
    Net Profit and Distribution of Dividends in
    Reference to the Fiscal Year of the Company That
    Ended on December 31, 2013                          Management  For           Voted - For
III To Vote Regarding the Increase in the Number of
    Positions on the Board of Directors of the Company
    from 9 to 11                                        Management  For           Voted - For
IV  To Elect Two New Members to the Board of Directors
    of the Company, in Addition to the Other Members
    Who are Currently on the Board. Votes in Groups of
    Candidates Only. Members Appointed by the
    Controllers Shareholders: Alvaro Stainfeld and Luca
    Mantegazza. Only to Ordinary Shareholders           Management  For           Voted - Against
V   To Set the Global Remuneration of the Managers of
    the Company                                         Management  For           Voted - For
VI  To Authorize the Managers of the Company to Do All
    of the Acts That are Necessary to Carry Out the
    Resolutions Proposed and Approved by the
    Shareholders of the Company                         Management  For           Voted - For
    24 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution No. IV. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Y-ou.             Non-Voting                Non-Voting


135


GLOBAL X BRAZIL MID CAP ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
HYPERMARCAS SA, SAO PAULO
CUSIP: P5246AAD5
Meeting Date: 27-Dec-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Proposal for the Spin Off from the Company in
    Accordance with the Terms of Article 229 of the
    Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders      Management  For           Voted - For
II  The Proposal for the Merger, Into the Company, of
    All of the Shares Issued by Brainfarma Industria
    Quimica E Farmaceutica S.a., in Accordance with the
    Terms of the Protocol for the Spin Off and Merger
    of Shares, with the Consequent Increase of the
    Share Capital of the Company, in the Total Amount
    of Brl 1,030,190.78, Through the Issuance of 92,798
    New, Common, Nominative, Book Entry Shares That
    Have No Par Value, to be Subscribed for by the
    Shareholders of the Company, in Proportion to the
    Shareholder Interest That They Currently Hold       Management  For           Voted - For
HYPERMARCAS SA, SAO PAULO
CUSIP: P5246AAE3
Meeting Date: 27-Dec-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting


136





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
I   The Proposal for the Spin Off from the Company in
    Accordance with the Terms of Article 229 of the
    Brazilian Corporate Law, with the Consequent
    Reduction of the Share Capital of the Company, in
    the Amount of Brl 1,030,190.78, Through the
    Cancellation of 92,798 Common, Nominative, Book
    Entry Shares That Have No Par Value and That are
    Issued by the Company, in Proportion to the
    Shareholder Interests Held by the Shareholders      Management  For           Voted - For
II  The Proposal for the Merger, Into the Company, of
    All of the Shares Issued by Brainfarma Industria
    Quimica E Farmaceutica S.a., in Accordance with the
    Terms of the Protocol for the Spin Off and Merger
    of Shares, with the Consequent Increase of the
    Share Capital of the Company, in the Total Amount
    of Brl 1,030,190.78, Through the Issuance of 92,798
    New, Common, Nominative, Book Entry Shares That
    Have No Par Value, to be Subscribed for by the
    Shareholders of the Company, in Proportion to the
    Shareholder Interest That They Currently Hold       Management  For           Voted - For
JBS SA, SAO PAULO
CUSIP: P59695109
Meeting Date: 20-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
I   Ratification, in Accordance with the Terms of
    Article 256, Paragraph 1, of Law Number 6404 of
    December 15, 1976, from Here Onwards Referred to As
    Law Number 6404.76, of the Appointment and Hiring
    of Apsis Consultoria Empresarial Ltda. to Prepare
    the Valuation Report of the Companies That Hold the
    Seara Brasil Business Unit, Which are Seara Holding
    Europe B.v., Jbs Foods Participacoes Ltda. and
    Excelsior Alimentos S.a., As Well As of the Rights
    That are Related to Baumhardt Comercio E
    Participacoes Ltda., from Here Onwards Referred to
    As Corporate Ownership Interests and Rights and
    Valuation Report, Respectively                      Management  For           Voted - For
II  Ratification, in Accordance with the Terms of
    Article 256, Item I, of Law Number 6404.76, of the
    Acquisition, by the Company, of the Corporate
    Ownership Interests and Rights                      Management  For           Abstain
III Examination and Approval of the Valuation Report    Management  For           Voted - For
IV  Election of A Member of the Board of Directors of
    the Company - Tarek Mohamed Noshy Nasr Mohamed
    Farahat, for Common Shares                          Management  For           Voted - For


137





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    05 Dec 2013: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting
    05 Dec 2013: Please Note That Votes 'in Favor' and
    'against' in the Same Agend- A Item are Not
    Allowed. Only Votes in Favor And/or Abstain Or
    Against And/ Or-abstain are Allowed. Thank You      Non-Voting                Non-Voting
    11 Dec 2013: Please Note That This is A Revision
    Due to Receipt of Additional- Comments and Name in
    Resolution No. IV. If You Have Already Sent in Your
    Votes-, Please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Origina-l Instructions.
    Thank You.                                          Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Administrators Report, the Financial
    Statements and the Accounting Statements Regarding
    the Fiscal Year Ended on December 31, 2013          Management  For           Voted - For
II  Deliberate on the Allocation of Net Profits of the
    Fiscal Year and on the Distribution of Dividends
    for the Fiscal Year Ended on December 31,2013       Management  For           Voted - For
III To Ratify the Member Elected of the Board of
    Directors. Votes in Individual Names Allowed:
    Marcio Percival Alves Pinto. Only to Ordinary
    Shareholders                                        Management  For           Voted - Against
IV  To Set Annual Global Remuneration of the Directors
    and of the Fiscal Council Members                   Management  For           Voted - For


138





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
V   Approval of the Newspapers for Publication of the
    Legal Notices. They Will be Published on Valor
    Economico                                           Management  For           Voted - For
    22 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. III. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote A-gain Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Approve the Amendment of the Stock Option Plan   Management  For           Voted - For
II  To Amend Articles 3, 17 Through 21, 32 and 63 of
    the Corporate Bylaws of the Company                 Management  For           Voted - For
III To Restate the Corporate Bylaws                     Management  For           Voted - For
KLABIN SA, SAO PAULO
CUSIP: P60933101
Meeting Date: 28-Nov-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item 1. Thank You.                          Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Sole, the Substitution of the Advantage That is
    Currently Granted to All the Holders of Preferred
    Shares of the Company, Corresponding to the Receipt
    of A Dividend of 10 Percent Higher Than That of the
    Common Shares, with the Right to Participate in A
    Public Offering for Disposition of Control of the
    Company Under the Same Terms Under Which the
    Control of the Company Has Been Disposed Of, to be


139





                           GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
    Reflected in the Corporate Bylaws of the Company
    That are to be Amended in This Regard               Management     For           Voted - Against
Meeting Date: 17-Feb-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                   Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on All Items. Thank You.                       Non-Voting                   Non-Voting
1   Contracting for Sureties and Or Endorsements and
    the Respective Compensation to be Given by the
    Controlling Shareholder Klabin Irmaos E Cia., Under
    Terms That are Less Than the Market Percentage for
    Bank Sureties, to Guarantee the Financial
    Cooperation Agreement That is to be Signed with
    Banco Nacional Do Desenvolvimento Economico E
    Social, Bndes, and on the Issuance of Debentures,
    for the Purpose of Financing the Project for the
    Construction of the New Cellulose Plant             Management     For           Voted - For
2   Authorization for the Managers of the Company to
    Perform All the Acts That are Necessary for the
    Implementation and Formalization of the Resolution
    Above                                               Management     For           Voted - For
Meeting Date: 20-Mar-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                   Non-Voting
A   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on The-administrations Report, the
    Financial Statements and the Accounting-statements
    Accompanied by the Independent Auditors Report and
    the Finance- Committee, Regarding the Fiscal Year
    Ended on December 31, 2013, Well As The-opinion of
    the Board of Directors                              Non-Voting                   Non-Voting
B   To Decide Regarding the Allocation of the Net
    Profit and the Distribution Of-the Dividends        Non-Voting                   Non-Voting


140





                         GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
C   To Elect One New Member and His Or Her Respective
    Alternate to the Board of Directors, As Well As One
    Alternate for A Member of the Board of Directors
    Who Has Already Been Elected, As A Result of the
    Resignation Tendered by the Previously Elected
    Alternate                                           Management  For           Voted - Against
D   To Set the Directors Remuneration                   Non-Voting                Non-Voting
E   To Elect the Members the Fiscal Council and Set
    Their Remuneration : 5i. Alessandro Golombiewski
    Teixeira, Titular Elected by Preferred
    Shareholders. 5j. Paulo Roberto De Araujo Almeida,
    Substitute Elected by the Preferred Shareholders    Management  For           Voted - For
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You                                                 Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item C and E Only.-thank You.               Non-Voting                Non-Voting
    11 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Fiscal Coun-cil Member Names in
    Resolution E. If You Have Already Sent in Your
    Votes, Plea-se Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original Inst-ructions.
    Thank You.                                          Non-Voting                Non-Voting
KROTON EDUCACIONAL SA, BELO HORIZONTE
CUSIP: P6115V129
Meeting Date: 25-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on December 31, 2013                                Management  For           Voted - For
II  The Establishment of A Legal Reserve                Management  For           Voted - For
III Distribution of Dividends                           Management  For           Voted - For
IV  The Establishment of A Bylaws Reserve for
    Investments in Accordance with the Terms of Article
    42 of the Corporate Bylaws of the Company           Management  For           Voted - For


141





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   To Establish the Annual, Aggregate Compensation of
    the Members of the Board of Directors of the
    Company for the 2014 Fiscal Year and the Individual
    Compensation for the Members of the Fiscal Council,
    If It is Instated                                   Management  For           Voted - Against
    07 Apr 2014: Please Note That Votes 'in Favor' and
    'against' in the Same Agend- A Item are Not
    Allowed. Only Votes in Favor And/or Abstain Or
    Against And/ Or-abstain are Allowed. Thank You      Non-Voting                Non-Voting
    07 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
LOCALIZA RENT A CAR SA, BELO HORIZONTE
CUSIP: P6330Z111
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Approve the Administrators Accounts, the
    Administrations Report, the Financial Statements of
    the Company                                         Management  For           Voted - For
2   Approve the Proposal of the Administration to the
    Destination of Profit of the Fiscal Year and the
    Distribution of Dividends                           Management  For           Voted - For
3   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
4   To Decide on the Newspapers in Which Company
    Notices Will be Published                           Management  For           Voted - For


142





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Approve the Acquisition of the Company Localiza
    Cuiaba Aluguel De Carros Ltda., from Here Onwards
    Referred to As Localiza Cuiaba, for the Purposes of
    Article 256 of Law 6404.76 I. to Approve the
    Ratification of the Appointment and Hiring of the
    Appraisers Responsible for the Preparation of the
    Valuation Report for the Quotas Issued by Localiza
    Cuiaba, II. to Approve the Valuation Report for the
    Quotas Issued by Localiza Cuiaba, Which Was
    Prepared by the Appraisers, III. to Approve the
    Acquisition of All of the Quotas Representative of
    the Capital of Localiza Cuiaba, and IV. to
    Authorize the Executive Committee of the Company to
    Do All the Acts That are Necessary for the
    Implementation of the Resolutions Above             Management  For           Voted - For
2   To Approve the Merger of the Company Localiza Car
    Rental S.a., from Here Onwards Referred to As
    Localiza Car Rental, for the Purposes of Article
    264 of Law 6404.76 I. to Approve the Protocol of
    Justification and Merger That Concerns the Merger
    of the Wholly Owned Subsidiary Localiza Car Rental,
    II. to Ratify the Appointment and Hiring of the
    Appraisers Responsible for the Valuation of the
    Shareholder Equity of Localiza Car Rental and the
    Preparation of the Appropriate Valuation Report,
    III. to Approve the Valuation Report at Book Value
    of the Shareholder Equity of Localiza Car Rental,
    IV. To                                              Management  For           Voted - For
    Approve the Definitive Proposal for the Merger of
    Localiza Car Rental, with the Consequent Extinction
    of Localiza Car Rental, and V. to Authorize the
    Executive Committee of the Company to Do All the
    Acts That are Necessary for the Contd                                         Non-Voting
    Contd Implementation of the Resolutions Above       Non-Voting                Non-Voting
3   To Approve the Merger of the Company Localiza Jf
    Aluguel De Carros Ltda., from Here Onwards Referred
    to As Localiza Jf, for the Purposes of Article 264
    of Law 6404.76 I. to Approve the Protocol of
    Justification and Merger That Concerns the Merger
    of the Wholly Owned Subsidiary Localiza Jf, II. to
    Ratify the Appointment and Hiring of the Appraisers
    Responsible for the Preparation of the Valuation


143





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Report for the Equity of Localiza Jf and the
    Preparation of the Appropriate Valuation Report,
    III. to Approve the Valuation Report for the Book
    Equity of Localiza Jf, IV. to Approve the
    Definitive Proposal for the Merger of Localiza Jf,
    with the Consequent Extinction of Localiz Jf, and
    V. to Authorize the Executive Committee of the
    Company to Do All the Acts That are Necessary for
    the Implementation of the Resolutions Above         Management  For           Voted - For
LOJAS RENNER SA, PORTO ALEGRE
CUSIP: P6332C102
Meeting Date: 17-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Examine, Discuss and Vote on the Management
    Accounts and Financial Statements for the Fiscal
    Year Ending December 31 2013                        Management  For           Voted - For
2   Examine, Discuss and Vote the Proposal for the
    Allocation of Net Income for the Fiscal Year and
    the Distribution of Dividends                       Management  For           Voted - For
3   Establish the Number of Members of the Board of
    Directors                                           Management  For           Voted - For
4   Elect the Members of the Board of Directors         Management  For           Voted - For
5   Establish the Amount of Compensation of the Members
    of Management                                       Management  For           Voted - For
6   Establish the Number of Members of the Fiscal
    Council                                             Management  For           Voted - For
7   Elect the Members of the Fiscal Council             Management  For           Voted - For
8   Establish the Amount of Compensation of the Members
    of the Fiscal Council                               Management  For           Voted - For
    17 Mar 2014: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You.                     Non-Voting                Non-Voting
    17 Mar 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy


144





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
M. DIAS BRANCO SA INDUSTRIA E COMERCIO DE ALIMENTO
CUSIP: P64876108
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Discuss and Vote Regarding the Proposal for the
    Merger, Into the Company, of Its Subsidiary
    Industria De Alimentos Bomgosto Ltda., A Limited
    Company, Organized and Existing in Accordance with
    the Laws of Brazil, with Its Head Office in the
    Municipality of Jaboatao Dos Guararapes, State of
    Pernambuco, at Highway Br 101, South, 3170,
    Kilometer 84, Prazeres, Zip Code 54345.160, with
    Corporate Taxpayer Id Number, Cnpj.mf,
    35.603.679.0001.98, and Its Founding Documents on
    File with the Board of Trade for the State of
    Pernambuco Under Company Id Number, Nire,
    26.20.0066722.1, from Here Onwards Referred to As
    Vitarella, in Which the Company Owns All of the
    Quotas Representative of Its Capital                Management  For           Voted - For
2   To Discuss and Vote Regarding the Protocol and
    Justification of the Merger of Vitarella Into the
    Company, Which Was Signed on December 6, 2013, by
    the Management of Both Companies, As Well As of the
    Acts and Measures Contemplated in It                Management  For           Voted - For
3   To Appoint the Appraisers Charged with the
    Valuation of the Equity of Vitarella That is to be
    Merged Into the Company                             Management  For           Voted - For
4   To Discuss and Vote Regarding the Valuation Report
    of the Equity Value of Vitarella That is Prepared
    by the Appraisers                                   Management  For           Voted - For
5   To Approve the Merger of Vitarella Into the Company Management  For           Voted - For
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


145





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
I   To Approve, Upon the Board of Directors Annual
    Report, Financial Statements, Accompanied by
    Independent Auditors Report Related to Fiscal Year
    Ended on December 31, 2013                          Management  For           Voted - For
II  Deliberate on the Allocation of Net Profit Resulted
    from 2013 Fiscal Year, Accordance with A Proposal
    from the Board of Directors at Meeting Held on
    March 10, 2014                                      Management  For           Voted - For
III To Establish the Aggregate Annual Remuneration of
    the Management of the Company from 2014 Fiscal Year Management  For           Voted - For
IV  To Elect and Instate the Members of the Board of
    Directors. Votes in Groups of Candidates Only.
    Francisco IVens De Sa Dias Branco, Chairman,
    Francisco Claudio Saraiva Leao Dias Branco,
    Substitute, Maria Consuelo Saraiva Leao Dias
    Branco, Titular, Geraldo Luciano Mattos Junior,
    Substitute, Maria Das Gracas Dias Branco Da
    Escossia, Titular, Maria Regina Saraiva Leao Dias
    Branco Ximenes, Substitute, Joao Batista Santos,
    Titular, Francisco Marcos Saraiva Leao Dias Branco,
    Substitute, Affonso Celso Pastore, Titular, Daniel
    Mota Gutierrez, Substitute. Only to Ordinary
    Shareholders                                        Management  For           Voted - For
    01 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solution IV. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This-proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
MARFRIG ALIMENTOS SA, SAO PAULO
CUSIP: P64389AA0
Meeting Date: 12-Jul-13 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting


146





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   Amendment of the Wording of Items III.12.2 and
    III.12.4 of the Issuance Indenture                  Management                Non-Voting
II  Amendment of the Wording of Item III.12.9 of the
    Issuance Indenture                                  Management                Non-Voting
III The Signing, by the Issuer and the Trustee, of the
    Third Addendum to the Private Instrument of
    Indenture of the Second Issuance of Debentures
    Convertible Into Shares of Marfrig Alimentos S.a.,
    Reflecting the Amendments Resulting from the
    Resolutions Mentioned in Items I and II Above and
    That are Approved by the Debenture Holders at the
    General Meeting of Debenture Holders                Management                Non-Voting
Meeting Date: 22-Jan-14 Meeting Type: Special General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   The Amendment of the Wording of Item III.12.2 of
    the Issuance Indenture to Change the Frequency of
    the Calculation of the Compensatory Interest and
    the Payment Date of the Fourth Installment of the
    Remuneration on the Debentures, Which Must be Paid
    on January 25, 2014, Calculated Pro Rata from
    November 15, 2013                                   Management                Non-Voting
II  The Amendment of the Wording of Item III.13 of the
    Issuance Indenture for the Inclusion of A Provision
    Regarding A New Obligation of the Issuer to Redeem
    the Entirety of the Debentures That are Not Used to
    Subscribe for and Pay in New Debentures Within the
    Framework of A New Issuance of Debentures That are
    Convertible Into Common Shares, in A Single Series,
    of the Unsecured Type, for A Private Distribution
    That is to be Conducted by the Issuer, from Here
    Onwards Referred to As the Fifth Issuance, Which
    Still Depends on the Approval of the Extraordinary
    General Meeting of the Issuer, with This Obligation
    to Redeem the Debentures Being Limited to the
    Number of New Debentures That are Paid in Money
    Currency in the New Issuance. Contd                 Management                Non-Voting
    Contd the Redemption Will Occur Through the Payment
    of the Unit Face Value-plus the Remuneration That
    Applies to It to the Payment Date                   Non-Voting                Non-Voting
                                                        147






                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
III The Amendment of the Wording of Item III.18 of the
    Issuance Indenture to Provide for the Possibility
    of Using the Debentures at Their Unit Face Value to
    Pay in the New Debentures of the Fifth Issuance     Management                Non-Voting
IV  The Signing, Between the Issuer and the Trustee, of
    the Fourth Addendum to the Private Indenture
    Instrument of the Second Issuance of Debentures
    Convertible Into Shares of Marfrig Alimentos S.a.,
    Reflecting the Amendments Resulting from the
    Resolutions Mentioned in Sub Items I, II and III
    Above That Come to be Approved by the Debenture
    Holders at the General Meeting of Debenture Holders Management                Non-Voting
METALURGICA GERDAU SA, PORTO ALEGRE
CUSIP: P4834C118
Meeting Date: 16-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item 3 and 4 Only.-thank You.               Non-Voting                Non-Voting
1   To Take Knowledge of the Directors Accounts, to
    Examine, Discuss and Approve-the Company's
    Consolidated Financial Statements                   Non-Voting                Non-Voting
2   To Decide on the Allocation of the Result of the
    Fiscal Year and The-distribution of Dividends       Non-Voting                Non-Voting
3   To Elect the Members of the Board of Directors and
    Set the Total Annual Remuneration of Directors      Management  For           Voted - For
4   To Elect the Members of the Fiscal Council and
    Respective Substitutes and Set Their Remuneration   Management  For           Abstain


148


GLOBAL X BRAZIL MID CAP ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MULTIPLAN EMPREENDIMENTOS IMOBILIARIOS SA
CUSIP: P69913104
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    and Independent Auditors Report Relating to Fiscal
    Year Ended December 31, 2013                        Management  For           Voted - For
2   Destination of the Year End Results of 2013         Management  For           Voted - For
3   To Establish the Number of Members to Make Up the
    Board of Directors                                  Management  For           Voted - For
4   Election of the Members of the Board of Directors:
    Note, Under the Terms of the Applicable
    Legislation, Cumulative Voting Can be Adopted for
    This Item. Votes in Groups of Candidates Only.
    Candidates Nominated by the Controller: Jose        Management  For           Voted - For
    Paulo Ferraz Do Amaral, Chairman, Eduardo Kaminitz
    Peres, John Michael Sullivan, Jose Carlos De Araujo
    Sarmento Barata, Jose Isaac Peres, Russell Todd
    Goin, Leonard Peter Sharpe. Only to Ordinary
    Shareholders                                                                  Non-Voting
5   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
    16 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Directors'- Names. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting


149





                         GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-Apr-14  Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
1   To Vote Regarding the Amendment of Article 16 of
    the Corporate Bylaws of the Company to Include A
    Rule Establishing A Prohibition on the Same Person
    Holding the Positions of Chairperson of the Board
    of Directors and President of the Company, in
    Accordance with A Proposal from Management, for the
    Purpose of Adapting the Bylaws to the Requirement
    Contained in Item 5.4 of the Level 2 Corporate
    Governance Listing Regulations of the Bm and
    Fbovespa                                            Management   For           Voted - For
NATURA COSMETICOS SA, SAO PAULO
CUSIP: P7088C106
Meeting Date: 11-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                 Non-Voting
    03 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                 Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                 Non-Voting
1   To Examine, Discuss and Approve the Financial
    Statements Relating to the Fiscal Year That Ended
    on December 31, 2013                                Management   For           Voted - For


150





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider the Proposal for the Allocation of the
    Net Profit from the Fiscal Year Ending on December
    31, 2013, and to Ratify the Early Distributions of
    Dividends and Interim Interest on Net Equity         Management  For           Voted - For
3   To Determine the Number of Members Who Will Make Up
    the Board of Directors of the Company for the Term
    in Office That Will End at the Annual General
    Meeting That Resolves on the Financial Statements
    from the Fiscal Year That Ended on December 31, 2014 Management  For           Voted - For
4   To Elect, Through Individualized Voting, the
    Members of the Board of Directors of the Company.
    Votes in Individual Names Allowed. Candidates
    Nominated by the Controller: 4a Plinio Villares
    Musetti, Chairman, 4b Antonio Luiz Da Cunha Seabra,
    4c Pedro Luiz Barreiros Passos, 4d Guilherme Peirao
    Leal, 4e Julio Moura Neto, 4f Luiz Ernesto
    Gemignani, 4g Marcos De Barros Lisboa, 4h Raul
    Gabriel Beer Roth. Only to Ordinary Shareholders     Management  For           Voted - For
5   To Establish the Aggregate Remuneration of the
    Managers of the Company to be Paid Until the Annual
    General Meeting That Votes on the Financial
    Statements from the Fiscal Year That Will End on
    December 31, 2014                                    Management  For           Voted - For
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names for R-esolution No. 4 and
    Modification of Comment. If You Have Already Sent
    in Your-votes, Please Do Not Return This Proxy Form
    Unless You Decide to Amend Your Or-iginal
    Instructions. Thank You.                             Non-Voting                Non-Voting
Meeting Date: 11-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                       Non-Voting                Non-Voting
1   To Amend the Wording of the Main Part of Paragraph
    1 of Article 21 of the Corporate Bylaws to Provide
    That I. the Executive Committee Will be Composed of
    at Least 4 and the Most 10 Members, and II. the
    Nomination of the Executive Committee Will
    Preferentially Occur at the First Meeting of the
    Board of Directors That is Held After the Annual
    General Meeting                                      Management  For           Voted - For
2   To Amend the Wording of Paragraphs 2 and 3 of
    Article 24 of the Corporate Bylaws to Change the
    Duties of the Executive Committee                    Management  For           Voted - For


151





                             GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY      MGT. POSITION REGISTRANT VOTED
3   To Proceed with the Restatement of the Corporate
    Bylaws of the Company                               Management       For           Voted - For
OI S.A.
CUSIP: 670851203 TICKER: OIBR
Meeting Date: 30-Apr-14      Meeting Type: Annual
5.  Elect the Members of the Board of Directors and
    Their Respective Alternates.                        Management       For           Voted - For
6.  Elect the Members of the Fiscal Council and Their
    Respect Alternates.                                 Management       For           Voted - For
OLEO E GAS PARTICIPACOES SA., RIO DE JANEIRO
CUSIP: P7356Y103
Meeting Date: 12-Sep-13      Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                     Non-Voting
1   To Deliberate and Vote in Regard to the Election of
    A New Member on the Board of Directors of the
    Company                                             Management       For           Voted - For
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item are No-t Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or Abstain
    are A-llowed. Thank You                             Non-Voting                     Non-Voting
    Please Note That This is A Revision Due to Receipt
    of Additional Comment. If Y-ou Have Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                     Non-Voting
Meeting Date: 01-Nov-13      Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                     Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                     Non-Voting


152





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
1   To Elect the New Members of the Board of Directors  Management  For           Voted - For
Meeting Date: 26-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   In Accordance with the Terms of Article 26, Sole
    Paragraph, Line Ix, of the Corporate Bylaws of the
    Company, to Discuss and Vote Regarding the
    Disposition, by the Subsidiary of the Company, Ogx
    Petroleo E Gas S.a., with Its Corporate Head Office
    Located at Praca Mahatma Gandi 14, Fifteenth,
    Sixteenth, Seventeenth and Eighteenth Floors and
    Third and Nineteenth Floors, Part, Downtown, Zip
    Code 20031.100, in the City of Rio De Janeiro,
    State of Rio De Janeiro, with Corporate Taxpayer Id
    Number, Cnpj.mf, 08.926.302.0001.05, from Here
    Onwards Referred to As Ogx Petroleo, of All of Its
    Shares Issued by Parnaiba Gas Natrual S.a., the New
    Corporate Name of Ogx Maranhao Petroleo E Gas S.a.,
    A Closely Held Share Corporation, Established and
    Organized Under the Laws of Brazil, with Its Head
    Office in the City of Rio De Janeiro, State of Rio
    De Janeiro, at Praca Mahatma Gandhi 14, Third
    Floor, Part, with Corporate Taxpayer Contd          Management  For           Voted - For
    Contd Id Number, Cnpj.mf, 11.230.122.0001.90, from
    Here Onwards Referred to As-ogx Maranhao, to
    Cambuhy Investimentos Ltda., A Limited Business
    Company, Wit-h Its Head Office in the City of Sao
    Paulo, State of Sao Paulo, at Rua Amauri-255, Sixth
    Floor, with Corporate Taxpayer Id Number, Cnpj.mf,
    14.127.4981.0001-.40, from Here Onwards Referred to
    As Cambuhy, in Accordance with the Terms An-d
    Conditions of the Share Purchase Agreement That Was
    the Object of the Notice-of Material Fact Released
    by the Company on October 31, 2013                  Non-Voting                Non-Voting
    11 Nov 13: Please Note That This is A Revision Due
    to Postponement of Meeting-date from 19th Nov 13
    to 26th Nov 13 and Modification in Text of Res. 1.


153





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    If Y-ou Have Already Sent in Your Votes, Please Do
    Not Return This Proxy Form Unles-s You Decide to
    Amend Your Original Instructions. Thank You.        Non-Voting                Non-Voting
Meeting Date: 06-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   Ratification of the Request for A Court Supervised
    Restructuring of the Company, Brought, As an Urgent
    Matter, in the District of the City of Rio De
    Janeiro, State of Rio De Janeiro, on October 30,
    2013                                                Management  For           Voted - For
II  The Amendment of the Corporate Name of the Company  Management  For           Voted - For
III A Reverse Split of the Shares Issued by the Company Management  For           Abstain
IV  Change of the Address of the Corporate Head Office  Management  For           Voted - For
    29 Nov 2013: Please Note That This is A Revision
    Due to Further Change in Meet-ing Date from 26 Nov
    13 to 6 Dec 13. If You Have Already Sent in Your
    Votes, P-lease Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original I-nstructions.
    Thank You.                                          Non-Voting                Non-Voting
PORTO SEGURO SA, SAO PAULO
CUSIP: P7905C107
Meeting Date: 28-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or


154





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                  Non-Voting
A   To Examine, Discuss and Vote the Financial
    Statements and the Administrations Report for the
    Fiscal Year Ended December 31, 2013                 Management    For           Voted - For
B   Destination of the Year End Results                 Management    For           Voted - For
C   The Ratification of the Board of Directors
    Decisions Made in Meetings Held on October, 28 of
    2013 and December, 13 of 2013, Relating to the
    Interests on Own Equity Book Credited to
    Shareholders on October, 28 of 2012 and December 23
    of 2013, Respectively                               Management    For           Voted - For
D   Distribution of Dividends                           Management    For           Voted - For
E   Determination of the Date for the Payment of
    Interest on Shareholder Equity and of the Dividends
    to the Shareholders                                 Management    For           Voted - For
F   Election of the Members of the Board of Directors
    and Appointment of Chairperson and Vice Chairperson
    of the Board, After the Determination of the Number
    of Members Who are to Make Up the Mentioned Body,
    Observing the Limit Established in the Bylaws:
    Jayme Brasil Garfinkel Chairman, Marco Ambrogio
    Crespi Bonomi Vice Chairman, Casimiro Blanco Gomez,
    Caio Ibrahim David, Evandro Cesar Camillo Coura,
    Fernando Kasinski Lottenberg,pedro Luiz Cerize      Management    For           Voted - For
G   Establishment of the Aggregate Annual Remuneration
    of the Members of the Board of Directors and of the
    Executive Committee, Also Including the Members of
    the Audit Committee                                 Management    For           Voted - For
    05 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Directors'- Names. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy-form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                  Non-Voting
Meeting Date: 28-Mar-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
1   Change of the Address of the Corporate Head Office
    of the Company                                      Management    For           Voted - For
2   Inclusion of A New Paragraph 3 in Article 14 to
    Expressly Provide for the Rule Introduced by the
    Novo Mercado Rules Regarding the Impossibility of
    the Positions of Chairman of the Board of Directors


155





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and President Or Chief Executive Officer of the
    Company Being Held by the Same Person               Management  For           Voted - For
3   Amendment of the Corporate Bylaws of the Company to
    Make Adjustments to the Wording That Will Make the
    Bylaws Rules Clear                                  Management  For           Voted - For
4   Restatement of the Corporate Bylaws                 Management  For           Voted - For
TIM PARTICIPACOES SA
CUSIP: 88706P205 TICKER: TSU
Meeting Date: 12-Dec-13 Meeting Type: Special
1)  Approving the Establishment of the Statutory Audit
    Committee And, Consequently, Adjusting the
    Provisions Addressing the Competence of the Fiscal
    Council, the Shareholders' Meeting, the Board of
    Directors and the Board of Statutory Officers.      Management  For           Voted - For
2)  Adjusting the Wording of the Provisions Concerning
    the Corporate Purpose of the Company.               Management  For           Voted - For
Meeting Date: 10-Apr-14 Meeting Type: Annual
A1) To Resolve on the Management's Report and the
    Financial Statements of the Company, Dated As of
    December 31st, 2013                                 Management  For           Voted - For
A2) To Resolve on the Proposed Company's Capital Budget Management  For           Voted - For
A3) To Resolve on the Management's Proposal for the
    Allocation of the Results Related to the Fiscal
    Year of 2013 and Distribution of Dividends by the
    Company                                             Management  For           Voted - For
A4) To Resolve on the Composition of the Fiscal Council
    of the Company and to Elect Its Regular Members and
    Alternate Members                                   Management  For           Abstain
A5) To Resolve on the Proposed Compensation for the
    Company's Administrators and the Members of the
    Fiscal Council of the Company, for the Year of 2014 Management  For           Voted - Against
E1) To Resolve on the Company's Long Term Incentive
    (stock Option Plan)                                 Management  For           Voted - For
E2) To Resolve on the Proposed Extension of the
    Cooperation and Support Agreement, to be Entered
    Into Telecom Italia S.p.a., on One Side, and Tim
    Celular S.a. and Intelig Telecomunicacoes Ltda., on
    the Other, with the Company As Intervening Party    Management  For           Voted - For
TRACTEBEL ENERGIA SA, FLORIANOPOLIS
CUSIP: P9208W103
Meeting Date: 30-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your


156





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine and Approve the Protocol of Merger and
    Instrument of Justification for the Complete Merger
    of Companhia Energetica Sao Salvador, from Here
    Onwards Referred to As Cess, Into Tractebel, in
    Accordance with the Matter That Was Approved at the
    127th Meeting of the Board of Directors of the
    Company, Which Was Held on August 13, 2013          Management  For           Voted - For
2   To Approve the Appointment of the Company
    Martinelli Auditores As the Valuation Company for
    the Equity of Cess                                  Management  For           Voted - For
3   To Examine and Approve the Valuation Report in
    Relation to the Transaction for the Merger of Cess
    Into Tractebel                                      Management  For           Voted - For
4   To Approve the Complete Merger of Cess Into
    Tractebel, in Accordance with the Terms of the
    Protocol of Merger and Instrument of Justification  Management  For           Voted - For
5   To Authorize the Executive Committee of Tractebel
    to Do All of the Acts That are Necessary to Carry
    Out the Transaction of the Complete Merger of Cess
    Into the Company                                    Management  For           Voted - For
6   To Take Cognizance of the Resignation of an
    Alternate Member of the Board of Directors and to
    Elect A Replacement                                 Management  For           Voted - For
Meeting Date: 08-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting


157





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Take the Accounts of the Managers, to Examine,
    Discuss and Vote the Financial Statements,
    Regarding to Fiscal Year Ended on December 31, 2013 Management  For           Voted - For
2   To Decide on the Allocation of the Net Profits and
    the Distribution of Dividends                       Management  For           Voted - For
3   To Deliberate on the Participation of the Employees
    in the Results from the 2013 Fiscal Year            Management  For           Voted - For
4   To Set the Global Remuneration of the Managers and
    Fiscal Council                                      Management  For           Voted - For
5   Election of the Members of the Board of Directors
    and Their Respective Substitutes. Votes in Groups
    of Candidates Only. Candidates Nominated by the
    Controller: Mauricio Stolle Bahr, Chairman, Philip
    Julien De Cnudde, Vice Chairman, Dirk Achiel Marc
    Beeuwsaert, Titular, Guy Marie Numa Joseph Ghislain
    Richelle, Titular, Willem Frans Alfons Van
    Twembeke, Titular, Manoel Arlindo Zaroni Torres,
    Andre De Aquino Fontenelle Cangucu, Substitute, Gil
    De Methodio Maranhao Neto, Substitute, Luiz Eduardo
    Simoes Viana, Substitute, Pierre Victor Marie
    Nicolas Devillers, Substitute, Patrick Charles
    Clement Obyn, Substitute, Jose Carlos Cauduro
    Minuzzo. Only to Ordinary Shareholders              Management  For           Voted - For
6   Reelection of the Members of the Fiscal Council and
    Their Respective Substitutes. Votes in Groups of
    Candidates Only. Candidates Nominated by the
    Controller: Paulo De Resende Salgado, Chairman,
    Carlos Guerreiro Pinto, Titular, Flavio Marques
    Lisboa Campos, Substitute, Manoel Eduardo Bouzan De
    Almeida, Substitute. Only to Ordinary Shareholders  Management  For           Abstain
    01 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Names for R-esolution Nos. 5 and
    6. If You Have Already Sent in Your Votes, Please
    Do Not-return This Proxy Form Unless You Decide to
    Amend Your Original Instructions.-thank You.        Non-Voting                Non-Voting
TRANSMISSORA ALIANCA DE ENERGIA ELETRICA SA, RIO D
CUSIP: P9T5CD126
Meeting Date: 11-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes


158





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Participation of the Company in Public Bid
    Number 013.2013, Aneel, Individually, Being Able to
    Establish A Special Purpose Entity in the Event
    That It Wins the Public Bid in Question             Management  For           Voted - For
Meeting Date: 05-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   The Participation of the Company in Bid Number
    011.2013, Aneel, Individually Or As A Member of A
    Consortium, Being Able to Establish A Special
    Purpose Company in the Event That It is Selected As
    the Winner of the Bid in Question                   Management  For           Voted - For
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
1   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements Regarding the Fiscal Year
    Ending on December 31, 2013                         Management  For           Voted - For


159





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
2   Destination of the Year End Results and the
    Distribution of Dividends                           Management    For           Voted - For
3   To Elect the Members of the Board of Directors.
    Votes in Groups of Candidates Only. 3.a Djalma
    Bastos De Morais, Titular, Flavio De Almeida
    Araujo, Substitute, Wilson Pereira Dos Santos,
    Titular, Joao Procopio Campos Loure Vale,
    Substitute, Pedro Grossi Junior, Titular, Eliana
    Soares Da Cunha Castello Branco, Substitute, John
    Michael Streithorst, Titular, Carlos Alberto
    Figueiredo Trindade Neto, Substitute, Luiz Carlos
    Da Silva Cantidio Junior, Titular, Marcelo Hudik
    Furtado De Albuquerque, Substitute, Sandro          Management    For           Voted - For
    Rocha Peres, Titular, Gerson Goncalves Da Silva,
    Substitute, Carlos Roberto Cafareli, Titular,
    Carlos Massaru Takahashi, Substitute, Joao Almeida
    Dos Santos, Titular, Luiz Henrique De Castro
    Carvalho, Substitute, Luiz Ricardo Da Camara Lima,
    Titular, Jorge Kalache Filho, Substitute. Only to
    Ordinary Shareholders                                                           Non-Voting
4   To Elect the Members of the Fiscal Council. Votes
    in Groups of Candidates Only. 4.a Jorge Khoury
    Hedaye, Titular, Ronald Gastao Andrade Reis,
    Substitute, Claudio Canalis Goulart, Titular, Maria
    Cristina Soares Magalhaes Alves, Substitute,
    Clayton Ferraz De Paiva, Titular, Ana Paula Moraes
    Venancio Amaral, Substitute, Dio Jaime Machado De
    Almeida, Titular, Jose Maria Rabelo, Substitute.
    Only to Ordinary Shareholders. Only to Ordinary
    Shareholders                                        Management    For           Abstain
5   To Decide Regarding the Proposal for the Directors
    and Fiscal Council Remuneration                     Management    For           Voted - For
    09 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Fiscal Council
    Member Names. If You Have Already Sent in Your
    Votes, Please-do Not Return This Proxy Form Unless
    You Decide to Amend Your Original Instruc-tions.
    Thank You.                                          Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
1   To Change the Address of the Head Office of the
    Company                                             Management    For           Voted - For


160





                          GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   The Consequent Amendment of Article 2 of the
    Corporate Bylaws of the Company, As Well As the
    Restatement of the Mentioned Bylaws                 Management  For           Voted - For
3   The Participation of the Company in Public Bid
    Number 001.2014, Aneel, Individually Or As A Member
    of A Consortium, Being Able to Establish A Special
    Purpose Company in the Event That It Wins the
    Public Bid in Question                              Management  For           Voted - For
ULTRAPAR PARTICIPACOES SA-ULTRAPAR HLDGS
CUSIP: 90400P101 TICKER: UGP
Meeting Date: 31-Jan-14   Meeting Type: Special
1.  Approval of the Protocol and Justification of
    Incorporacao De Acoes (merger of Shares) of
    Imifarma Produtos Farmaceuticos E Cosmeticos S.a.
    by Ultrapar Participacoes S.a. (the "protocol and
    Justification").                                    Management  For           Voted - For
2.  Ratification of the Appointment and Engagement of
    Ernst & Young Assessoria Empresarial Ltda., As the
    Specialized Firm Responsible for the Preparation of
    the Economic Appraisal Report of the Shares of
    Imifarma Produtos Farmaceuticos E Cosmeticos S.a.,
    for the Capital Increase of the Company As A
    Consequence of the Merger of Shares, Pursuant to
    Articles 8 and 226 of Law 6,404/76 (the "appraisal
    Report").                                           Management  For           Voted - For
3.  Approval of the Appraisal Report.                   Management  For           Voted - For
4.  Approval of the Company's Capital Increase and
    Related Issuance of New Shares of Common,
    Book-entry Shares with No Par Value, Resulting from
    the Merger of Shares.                               Management  For           Voted - For
5.  Amendment to Article 5 of the Company's Bylaws Due
    to the Capital Increase Resulting from the Merger
    of Shares.                                          Management  For           Voted - For
6.  Issuance of Subscription Warrants, As Set Forth in
    the Protocol and Justification.                     Management  For           Voted - For
7.  Approval of All Acts by the Company's Management
    Which May be Necessary to Formalize the Merger of
    Shares, Including in Relation to Any Relevant
    Public Entities and Other Third Parties in General. Management  For           Voted - For
Meeting Date: 16-Apr-14   Meeting Type: Annual
1.  Analysis and Approval of the Management's Report,
    Management's Accounts and Financial Statements
    Referring to the Fiscal Year Ended on December
    31st, 2013, Together with the Report from the
    Independent Auditors and the Opinion from the
    Fiscal Council.                                     Management  For           Voted - For
2.  Destination of Net Earnings for the Fiscal Year
    Ended on December 31st, 2013.                       Management  For           Voted - For


161





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Setting of the Management's Compensation.           Management  For           Voted - For
4.  Based on the Request for Installation of the Fiscal
    Council Made by Shareholders Representing More Than
    2% (two Percent) of the Voting Shares Issued by the
    Company, Election of the Members of the Fiscal
    Council.                                            Management  For           Voted - For
4.1 Setting of the Fiscal Council's Compensation.       Management  For           Voted - For
WEG SA, JARAGUA DO SUL
CUSIP: P9832B129
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements,
    External Auditors and of the Finance Committee and
    Documents Opinion Report Relating to Fiscal Year
    Ending December 31, 2013                            Management  For           Voted - For
2   Destination of the Year End and to Confirm the
    Decision of the Board of Directors, Relating to the
    Distribution of Dividends and Interest Over Capital Management  For           Voted - For
3   To Elect of the Members of the Board of Directors,
    Composed by Seven Members. Votes in Individual
    Names Allowed: 3.a. Candidate Nominated by Minority
    Shareholders: Wilson Pinto Ferreira Junior. Only to
    Ordinary Shareholders. Votes in Groups of
    Candidates Only. Candidates Nominated by the
    Controller: Dan Iochpe, Decio Da Silva, Douglas
    Conrado Stange, Martin Werninghaus, Miriam Voigt
    Schwartz, Nildemar Secches. Only to Ordinary
    Shareholders                                        Management  For           Voted - For
4   To Set the Global Remuneration of the Company
    Directors                                           Management  For           Voted - For
5   To Elect of the Members of Fiscal Council and to
    Set the Global Remuneration. Votes in Groups of
    Candidates Only: 5a.candidates Nominated by
    Non-controlling Shareholders: Gilberto Lourenco Da
    Aparecida, Titular, Marcelo Adolfo Moser,
    Substitute. Only to Ordinary Shareholders.
    5b.candidates Nominated by the Controller: Alidor
    Lueders, Titular, Vanderlei Dominguez Da Rosa,
    Titular, Ilario Bruch, Substitute, Paulo Roberto


162





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Franceschi, Substitute. Only to Ordinary
    Shareholders                                        Management  For           Voted - Against
6   Approval of the Newspapers for Publication of the
    Legal Notices                                       Management  For           Voted - For
    25 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment and Names in
    Res. 3 and 5. If You Have Already Sent in Your
    Votes, Ple-ase Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original Ins-tructions.
    Thank You.                                          Non-Voting                Non-Voting
    25 Mar 2014: Please Note That Shareholders
    Submitting A Vote to Elect A Member-must Include
    the Name of the Candidate to be Elected. If
    Instructions to Vote-on This Item is Received
    Without A Candidate's Name, Your Vote Will be
    Proces-sed in Favor Or Against of the Default
    Company's Candidate. Thank You                      Non-Voting                Non-Voting
Meeting Date: 23-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
1   Increase of the Share Capital by 30 Percent, with
    It Increasing from Brl 2,718,440,437 to Brl
    3,533,972,568, Through the Use of Reserves and with
    an Increase in the Number of Shares, Which Will
    Increase from 620,905,029 to 807,176,538, Through A
    Share Bonus to the Current Shareholders at the
    Ratio of 3 New Shares for Each 10 Shares They
    Already Own. in Relation to the Shares That Cannot
    be Attributed As A Whole Number to Reach
    Shareholder, These Will be Dealt with in Accordance
    with the Terms of Paragraph 3 of Article 169 of Law
    Number 6404.76. Consequently, the Main Part of
    Article 5 of the Corporate Bylaws Will be Amended   Management  For           Voted - For
2   Amendment of Items 07 and 16 of the Stock Option
    Plan of Weg S. A., in Such A Way That, Respectively
    A. the Vested Shares are Released for Sale by the
    Participant from the Date of the Fulfillment of the
    Vesting Periods, Even If the Participant Does Not
    Immediately Exercise the Purchase Option, and B. in
    the Event of A Special Termination of the
    Employment Relationship, the Participant Will be
    Allowed to Exercise the Purchase Right for All the
    Options, Whether Vested Or Not, Within 12 Months


163





                        GLOBAL X BRAZIL MID CAP ETF
PROPOSAL                PROPOSED BY             MGT. POSITION REGISTRANT VOTED
from the Date of the Special Termination of the
Employment Relationship Management              For           Voted - For


164


GLOBAL X CANADA PREFERRED ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
GREAT-WEST LIFECO INC, WINNIPEG MB
CUSIP: 39138C775
Meeting Date: 08-May-14  Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "2.1 to 2.18 and 3". Thank You.                     Non-Voting                Non-Voting
1    Proposal to Amend the Articles of the Corporation:
     Reduce the Number of Directors from 19 to 18        Management  For           Voted - For
2.1  Election of Director: Marcel R. Coutu               Management  For           Voted - For
2.2  Election of Director: Andre Desmarais               Management  For           Voted - Against
2.3  Election of Director: Paul Desmarais, Jr.           Management  For           Voted - For
2.4  Election of Director: Michael L. Hepher             Management  For           Voted - For
2.5  Election of Director: Chaviva M. Hosek              Management  For           Voted - For
2.6  Election of Director: J. David A. Jackson           Management  For           Voted - For
2.7  Election of Director: Paul A. Mahon                 Management  For           Voted - For
2.8  Election of Director: R. Jeffrey Orr                Management  For           Voted - For
2.9  Election of Director: Michel Plessis-belair         Management  For           Voted - Against
2.10 Election of Director: Henri-paul Rousseau           Management  For           Voted - For
2.11 Election of Director: Raymond Royer                 Management  For           Voted - For
2.12 Election of Director: T. Timothy Ryan, Jr.          Management  For           Voted - For
2.13 Election of Director: Jerome J. Selitto             Management  For           Voted - For
2.14 Election of Director: James M. Singh                Management  For           Voted - For
2.15 Election of Director: Emoke J.e. Szathmary          Management  For           Voted - For
2.16 Election of Director: Gregory D. Tretiak            Management  For           Voted - For
2.17 Election of Director: Siim A. Vanaselja             Management  For           Voted - For
2.18 Election of Director: Brian E. Walsh                Management  For           Voted - For
3    Appointment of Auditor: Deloitte LLP                Management  For           Voted - For
4    Vote at the Discretion of the Nominee in Respect of
     Any Amendments Or Variations to the Foregoing and
     in Respect of Such Other Business As May Properly
     Come Before the Annual and Special Meeting and Any
     Adjournment Thereof                                 Management  For           Voted - Against
GREAT-WEST LIFECO INC, WINNIPEG MB
CUSIP: 39138C866
Meeting Date: 08-May-14  Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1" and
     'in Favor' Or 'abstain' Only for
     Resolutions-numbers "2.1 to 2.18 and 3". Thank You. Non-Voting                Non-Voting
1    Proposal to Amend the Article of the Corporation    Management  For           Voted - For
2.1  Election of Director: Marcel R. Coutu               Management  For           Voted - For
2.2  Election of Director: Andre Desmarais               Management  For           Voted - Against
2.3  Election of Director: Paul Desmarais, Jr.           Management  For           Voted - For


165


GLOBAL X CANADA PREFERRED ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.4  Election of Director: Michael L. Hepher             Management  For           Voted - For
2.5  Election of Director: Chaviva M. Hosek              Management  For           Voted - For
2.6  Election of Director: J. David A. Jackson           Management  For           Voted - For
2.7  Election of Director: Paul A. Mahon                 Management  For           Voted - For
2.8  Election of Director: R. Jeffrey Orr                Management  For           Voted - For
2.9  Election of Director: Michel Plessis-belair         Management  For           Voted - Against
2.10 Election of Director: Henri-paul Rousseau           Management  For           Voted - For
2.11 Election of Director: Raymond Royer                 Management  For           Voted - For
2.12 Election of Director: T. Timothy Ryan, Jr.          Management  For           Voted - For
2.13 Election of Director: Jerome J. Selitto             Management  For           Voted - For
2.14 Election of Director: James M. Singh                Management  For           Voted - For
2.15 Election of Director: Emoke J.e. Szathmary          Management  For           Voted - For
2.16 Election of Director: Gregory D. Tretiak            Management  For           Voted - For
2.17 Election of Director: Siim A. Vanaselja             Management  For           Voted - For
2.18 Election of Director: Brian E. Walsh                Management  For           Voted - For
3    The Appointment of Deloitte LLP As Auditor          Management  For           Voted - For
4    Vote at the Discretion of the Nominee in Respect of
     Any Amendments Or Variations to the Forgoing and in
     Respect of Such Other Business As May Properly Come
     Before the Annual and Special Meeting and Any
     Adjournment Thereof                                 Management  For           Voted - Against
     25 Mar 2014: Please Note That This is A Revision
     Due to Modification to the Te-xt of Resolution
     2.18. If You Have Already Sent in Your Votes,
     Please Do Not R-eturn This Proxy Form Unless You
     Decide to Amend Your Original Instructions. T-hank
     You.                                                Non-Voting                Non-Voting
GREAT-WEST LIFECO INC, WINNIPEG MB
CUSIP: 39138C882
Meeting Date: 08-May-14  Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution 1 and
     'in Favor' Or 'abstain' Only for Resolution
     Numbers-"2.1 to 2.18 and 3". Thank You.             Non-Voting                Non-Voting
1    Proposal to Amend the Articles of the Corporation   Management  For           Voted - For
2.1  Election of Director: Marcel R. Coutu               Management  For           Voted - For
2.2  Election of Director: Andre Desmarais               Management  For           Voted - Against
2.3  Election of Director: Paul Desmarais, Jr.           Management  For           Voted - For
2.4  Election of Director: Michael L. Hepher             Management  For           Voted - For
2.5  Election of Director: Chaviva M. Hosek              Management  For           Voted - For
2.6  Election of Director: J. David A. Jackson           Management  For           Voted - For
2.7  Election of Director: Paul A. Mahon                 Management  For           Voted - For
2.8  Election of Director: R. Jeffrey Orr                Management  For           Voted - For
2.9  Election of Director: Michel Plessis-belair         Management  For           Voted - Against
2.10 Election of Director: Henri-paul Rousseau           Management  For           Voted - For
2.11 Election of Director: Raymond Royer                 Management  For           Voted - For
2.12 Election of Director: T. Timothy Ryan, Jr.          Management  For           Voted - For


166





     GLOBAL X CANADA PREFERRED ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.13 Election of Director: Jerome J. Selitto             Management  For           Voted - For
2.14 Election of Director: James M. Singh                Management  For           Voted - For
2.15 Election of Director: Emoke J.e. Szathmary          Management  For           Voted - For
2.16 Election of Director: Gregory D. Tretiak            Management  For           Voted - For
2.17 Election of Director: Siim A. Vanaselja             Management  For           Voted - For
2.18 Election of Director: Brian E. Walsh                Management  For           Voted - For
3    Appointment of Auditor: Deloitte LLP                Management  For           Voted - For
4    Vote at the Discretion of the Nominee in Respect of
     Any Amendments Or Variations to the Forgoing and in
     Respect of Such Other Business As May Properly Come
     Before the Annual and Special Meeting and Any
     Adjournment Thereof                                 Management  For           Voted - Against


167


GLOBAL X CENTRAL ASIA & MONGOLIA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANK OF GEORGIA HOLDINGS PLC, LONDON
CUSIP: G08195102
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
1   To Receive the Company's Annual Report and
    Accounts, Together with the Reports of the
    Directors and Auditors                               Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
3   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013                      Management  For           Voted - For
4   To Approve the Directors' Remuneration Policy for
    the Year Ended 31 December 2013                      Management  For           Voted - For
5   To Re-elect Neil Janin, the Chairman                 Management  For           Voted - For
6   To Re-elect Irakli Gilauri, the Executive Director   Management  For           Voted - For
7   To Re-elect David Morrison, A Non- Executive
    Director                                             Management  For           Voted - For
8   To Re-elect Alasdair Breach, A Non- Executive
    Director                                             Management  For           Voted - For
9   To Re-elect Kaha Kiknavelidze, A Non- Executive
    Director                                             Management  For           Voted - For
10  To Elect Kim Bradley, As A Non- Executive Director   Management  For           Voted - For
11  To Elect Bozidar Djelic, As A Non- Executive
    Director                                             Management  For           Voted - For
12  To Elect Tamaz Georgadze, As A Non- Executive
    Director                                             Management  For           Voted - For
13  To Re-appoint Ernst & Young LLP As Auditor to the
    Company                                              Management  For           Voted - For
14  To Authorise the Board to Set the Auditor's Fees     Management  For           Voted - For
15  To Authorise Political Donations and Expenditure     Management  For           Voted - For
16  Authority to Allot Securities                        Management  For           Voted - For
17  Authority to Disapply Pre-emption Rights             Management  For           Voted - For
18  Authority for the Company to Purchase Its Own Shares Management  For           Voted - For
19  That the Directors be Authorised to Call General
    Meetings (other Than an Annual General Meeting) on
    Not Less Than 14 Clear Days' Notice                  Management  For           Voted - Against
    01 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 7. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You                     Non-Voting                Non-Voting
CENTERRA GOLD INC, TORONTO ON
CUSIP: 152006102
Meeting Date: 08-May-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    285035 Due to Addition Of-resolution 4. All Votes


168





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Received on the Previous Meeting Will be
     Disregarded A-nd You Will Need to Reinstruct on
     This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' Only-for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution Numbers
     "1-.1 to 1.11 and 2". Thank You.                    Non-Voting                Non-Voting
1.1  Election of Director: Ian Atkinson                  Management  For           Voted - For
1.2  Election of Director: Richard W. Connor             Management  For           Voted - For
1.3  Election of Director: Raphael A. Girard             Management  For           Voted - For
1.4  Election of Director: Stephen A. Lang               Management  For           Voted - For
1.5  Election of Director: Emil Orozbaev                 Management  For           Voted - For
1.6  Election of Director: Michael Parrett               Management  For           Voted - For
1.7  Election of Director: Sheryl K. Pressler            Management  For           Voted - For
1.8  Election of Director: Terry V. Rogers               Management  For           Voted - For
1.9  Election of Director: Kalinur Sadyrov               Management  For           Voted - For
1.10 Election of Director: Kylychbek Shakirov            Management  For           Voted - For
1.11 Election of Director: Bruce V. Walter               Management  For           Voted - For
2    To Approve the Appointment of KPMG LLP As the
     Auditors of the Corporation for the Ensuing Year
     and to Authorize the Directors of the Corporation
     to Fix the Remuneration to be Paid to the Auditors  Management  For           Voted - For
3    To Approve Amendments to By-law No. 2 of the
     Company, in the Form Made by the Board of Directors
     and Included As Appendix "b" to the Company's
     Management Information Circular Dated April 4, 2014
     and to Authorize and Direct Any Director Or Officer
     of the Company, Acting For, in the Name of and on
     Behalf of the Company, to Execute Or Cause to be
     Executed, and to Deliver Or Cause To                Management  For           Voted - For
     Be Delivered, Such Other Documents and Instruments,
     and to Do Or Cause to be Done All Such Other Acts
     and Things, As May in the Opinion of Such Director
     Or Officer be Necessary Or Desirable to Carry Out
     the Foregoing Resolution                                                      Non-Voting
4    To Vote at the Discretion of the Proxyholder on Any
     Amendments Or Variations to the Foregoing and on
     Any Other Matters (other Than Matters Which are to
     Come Before the Meeting and Which are the Subject
     of Another Proxy Executed by the Undersigned) Which
     May Properly Come Before the Meeting Or Any
     Postponement Or Adjournment Thereof                 Management  For           Voted - Against
CENTRAL ASIA METALS PLC, LONDON
CUSIP: G2069H109
Meeting Date: 02-Jul-13 Meeting Type: ExtraOrdinary General Meeting
1    That the Share Premium Account of the Company be
     and is Hereby Cancelled                             Management  For           Voted - For


169





                         GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 23-Jul-13  Meeting Type: ExtraOrdinary General Meeting
1   To Authorize the Directors for the Purpose of
    Section 551 of the Companies Act 2006 (the "act"),
    to Exercise All the Powers of the Company to Allot
    Shares in the Company                                Management  For           Voted - For
2   That the Directors be and are Hereby and
    Unconditionally Empowered Pursuant to Section 571
    of the Act to Allot Equity Securities (as Defined
    in Section 560 of the Act) in Connection with the
    Kounrad Transactions                                 Management  For           Voted - For
Meeting Date: 16-Jun-14  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and
    Annual Accounts for the Period Ended 31 December
    2013, Together with the Report of the Auditors
    Thereon                                              Management  For           Voted - For
2   That the Final Dividend for the Year Ended 31
    December 2013 of 5 Pence Per Share be Declared
    Payable on 20 June 2014 to Shareholders Whose Names
    Appear on the Register of Members of the Company at
    the Close of Business on 30 May 2014                 Management  For           Voted - For
3   To Re-appoint Nigel Hurst-brown As A Director of
    the Company                                          Management  For           Voted - For
4   To Re-appoint Nicholas Clarke As A Director of the
    Company                                              Management  For           Voted - For
5   To Re-appoint Nigel Robinson As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-appoint Robert Cathery As A Director of the
    Company                                              Management  For           Voted - For
7   To Re-appoint Michael Price As A Director of the
    Company                                              Management  For           Voted - For
8   To Re-appoint Kenges Rakishev As A Director of the
    Company                                              Management  For           Voted - For
9   To Re-appoint PricewaterhouseCoopers LLP As Auditors Management  For           Voted - For
10  To Authorise the Directors to Fix the Remuneration
    of the Auditors                                      Management  For           Voted - For
11  That the Directors be Generally and Unconditionally
    Authorised for the Purposes of Section 551 of the
    Companies Act 2006 (the "act"), to Exercise All the
    Powers of the Company to Allot Shares in the
    Company and Grant Rights to Subscribe For, Or
    Convert Any Security Into, Shares in the Company:
    A) Comprising Up to an Aggregate Nominal Amount
    (within the Meaning of Section 551(3) and (6) of
    the Act) Equal to Usd 283,752 (such Amount to be
    Reduced by the Nominal Amount Allotted Or Granted
    Under (b) Below in Excess of That Amount); and B)
    Comprising Equity Securities (as Defined in Section
    560 of the Act) Up to an Aggregate Nominal Amount
    (within the Meaning of Section 551(3) and (6) of
    the Act) Equal to Usd 567,505 in Connection with Or


170





GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
Pursuant to an Offer by Way of A Rights Issue in
Favour of Holders of Ordinary Shares in Contd        Management  For           Voted - For
Contd Proportion (as Nearly As Practicable) to the
Respective Number Of-ordinary Shares Held by Them
on the Record Date for Such Allotment (and-holders
of Any Other Class of Equity Securities Entitled to
Participate-therein Or If the Directors Consider It
Necessary, As Permitted by the Rights-of Those
Securities), But Subject to Such Exclusions Or
Other Arrangements As-the Directors May Consider
Necessary Or Appropriate to Deal with
Fractional-entitlements, Treasury Shares, Record
Dates Or Legal, Regulatory Or Practical-
Difficulties Which May Arise Under the Laws Of, Or
the Requirements of Any-regulatory Body Or Stock
Exchange in Any Territory Or Any Other
Matter-whatsoever, These Authorisations to Expire
on 30 June 2015 Or, If Earlier, At-the Conclusion
of the Company's Annual General Meeting to be Held
in 2015-(save Contd                                  Non-Voting                Non-Voting
Contd That the Company May Before Such Expiry Make
Any Offer Or Agreement-which Would Or Might Require
Shares in the Company to be Allotted Or Rights-to
Subscribe for Or to Convert Any Securities Into
Shares in the Company To-be Granted, After Such
Expiry and the Directors May Allot Shares in
The-company, Or Grant Rights to Subscribe for Or to
Convert Any Security Into-shares in the Company, in
Pursuance of Any Such Offer Or Agreement As If The-
Authorisations Conferred Hereby Had Not Expired)     Non-Voting                Non-Voting
12 That, in Addition to and Without Prejudice to All
Previous Authorities to the Extent Unused and Those
to be Proposed by Resolution 11, the Directors of
the Company be and are Hereby Generally and
Unconditionally Authorised for the Purposes of
Section 551 of the Act, to Exercise All the Powers
of the Company to Allot Shares in the Company and
Grant Rights to Subscribe for Or Convert Any
Securities Into Shares in the Company Up to an
Aggregate Nominal Amount (within the Meaning of
Sections 551(3) and (6) of the Said Act) of Usd
212,117.51 Provided That This Power Shall be
Limited to the Allotment of Equity Securities to
Satisfy the Equity Consideration Payable to Mr.
Kenges Rakishev on Completion (as Defined in the
Circular to Shareholders of the Company Dated 2
July 2013), and Provided Also That This Authority
Shall Contd                                          Management  For           Voted - For
Contd Expire at the Conclusion of the Next Annual
General Meeting of The-company Unless Previously
Renewed, Varied Or Revoked by the Company
In-general Meeting, Save That the Company May
Before Such Expiry Make Any Offer-or Agreement
Which Would Or Might Require Shares in the Company
to Be-allotted Or Rights to Subscribe for Or to
Convert Any Securities Into Shares-in the Company


171





    GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to be Granted After Such Expiry and the Directors
    May Allot-shares in the Company, Or Grant Rights to
    Subscribe for Or to Convert Any-securities Into
    Shares in the Company in Pursuance of Any Such
    Offer Or-agreement As If the Authority Conferred
    Hereby Had Not Expired                              Non-Voting                Non-Voting
13  That, Subject to the Passing of Resolution 11, the
    Directors be Given Power Pursuant to Sections 570
    (1) and 573 of the Companies Act 2006 (the "act"),
    To: A) Allot Equity Securities (as Defined in
    Section 560 of the Act) of the Company for Cash
    Pursuant to the Authorisation Conferred by That
    Resolution; and B) Sell Ordinary Shares (as Defined
    in Section 560(1) of the Act) Held by the Company
    As Treasury Shares for Cash, As If Section 561 of
    the Act Did Not Apply to Any Such Allotment Or
    Sale, Provided That This Power Shall be Limited to
    the Allotment of Equity Securities and the Sale of
    Treasury Shares for Cash, (i) in Connection with Or
    Pursuant to an Offer of Or Invitation to Acquire
    Equity Securities (but in the Case of the
    Authorisation Granted Under Resolution 11(b), by
    Way of A Rights Issue Only) in Favour of Contd      Management  For           Voted - For
    Contd Holders of Ordinary Shares in Proportion (as
    Nearly As Practicable) To-the Respective Number of
    Ordinary Shares Held by Them on the Record Date
    For-such Allotment Or Sale (and Holders of Any
    Other Class of Equity Securities- Entitled to
    Participate Therein Or If the Directors Consider It
    Necessary, As-permitted by the Rights of Those
    Securities) But Subject to Such Exclusions-or Other
    Arrangements As the Directors May Consider
    Necessary Or Appropriate-to Deal with Fractional
    Entitlements, Treasury Shares, Record Dates Or
    Legal,-regulatory Or Practical Difficulties Which
    May Arise Under the Laws of Any-territory Or The    Non-Voting                Non-Voting
    Requirements of Any Regulatory Body Or Stock
    Exchange in Any- Territory Or Any Other Matter
    Whatsoever; and (ii) Otherwise Than Pursuant
    To-paragraph (i) of This Resolution, Up to an
    Aggregate Nominal Contd                                                       Non-Voting
    Contd Amount of Usd 86,166, These Authorisations to
    Expire on 30 June 2015-or, If Earlier, at the
    Conclusion of the Company's Annual General Meeting
    To-be Held in 2015 (save That the Company May
    Before Such Expiry Make Any Offer-or Agreement That
    Would Or Might Require Equity Securities to be
    Allotted, Or- Treasury Shares to be Sold, After
    Such Expiry and the Directors May Allot-equity
    Securities, Or Sell Treasury Shares in Pursuance of
    Any Such Offer Or-agreement As If the Power
    Conferred Hereby Had Not Expired)                   Non-Voting                Non-Voting
14  That, Subject to the Passing of Resolution 12 and
    in Addition to and Without Prejudice to All
    Previous Powers to the Extent Unused and Those to
    be Proposed by Resolution 13, the Directors be and


172





GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
are Hereby and Unconditionally Empowered Pursuant
to Section 571 of the Companies Act 2006 (the
"act") to Allot Equity Securities (as Defined in
Section 560 of the Act) Wholly for Cash Pursuant to
the Authority Granted to the Directors Pursuant to
Resolution 12 Above As If Section 561 of the Act
Did Not Apply to Any Such Allotment, Provided That
This Power Shall be Limited to the Allotment of
Equity Securities Up to an Aggregate Nominal Amount
of Usd 212,117.51 to Satisfy the Equity
Consideration Payable to Mr. Kenges Rakishev on
Completion (as Defined in the Circular to
Shareholders of the Company Dated 2 July 2013) and
Provided Contd                                       Management  For           Voted - For
Contd That This Power Shall Expire at the
Conclusion of the Next Annual-general Meeting of
the Company Unless Previously Renewed, Varied Or
Revoked-by the Company at A General Meeting, Save
That the Company May Before Such-expiry Make Any
Offer Or Agreement Which Would Or Might Require
Equity- Securities to be Allotted After Such Expiry
and the Directors May Allot- Equity Securities in
Pursuance of Any Such Offer Or Agreement As If the
Power-conferred Hereby Had Not Expired               Non-Voting                Non-Voting
15 That the Company is Generally and Unconditionally
Authorised for the Purposes of Section 701 of the
Companies Act 2006 (the "act") to Make Market
Purchases (within the Meaning of Section 693(4) of
the Act) of Any of the Ordinary Shares in the
Capital of the Company on Such Terms and in Such
Manner As the Directors May from Time to Time
Determine, and Where Such Shares are Held As
Treasury Shares, the Company May Use Them for the
Purposes of Its Employee Share Schemes, Provided
That: (a) the Maximum Number of Ordinary Shares
Which May be Purchased is 8,616,593 Ordinary Shares
of Usd 0.01 Each; (b) the Minimum Price That May be
Paid for Each Ordinary Share is the Nominal Amount
of Such Share Which Amount Shall be Exclusive of
Expenses, If Any; (c) the Maximum Price (exclusive
of Expenses) That May be Paid for Each Ordinary
Contd                                                Management  For           Voted - For
Contd Share is an Amount Equal to the Higher Of:
(i) 105 Per Cent. of The- Average of the Middle
Market Quotations for the Ordinary Shares of
The-company (as Derived from the Aim Appendix to
the Daily Official List Of-london Stock Exchange
PLC) for the Five Business Days Immediately
Preceding-the Day on Which Such Share is Contracted
to be Purchased and (ii) the Higher-of the Price of
the Last Independent Trade and the Highest
Current-independent Bid on the London Stock
Exchange As Stipulated by Article 5(1) Of-the Buy-
Back and Stabilisation Regulation 2003; (d) the
Company May, Before-this Authority Expires, Make A
Contract to Purchase Ordinary Shares That- Would Or


173





                          GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Might be Executed Wholly Or Partly After the Expiry
    of This- Authority, and May Make Purchases of
    Ordinary Shares Pursuant to It As If-this Authority
    Had Not Contd                                       Non-Voting                Non-Voting
    Contd Expired; and (e) Unless Previously Renewed,
    Revoked Or Varied, This-authority Shall Expire at
    the Conclusion of the Next Annual General
    Meeting-of the Company Or, If Earlier, on 30 June
    2015                                                Non-Voting                Non-Voting
CHINA NONFERROUS GOLD LTD
CUSIP: G21577104
Meeting Date: 07-Mar-14   Meeting Type: Ordinary General Meeting
1   That the Directors be and They are Hereby Generally
    and Unconditionally Authorised to Exercise All
    Powers of the Company to Allot and Issue Shares in
    the Company and to Grant Rights to Subscribe for Or
    Convert Any Security Into Shares("equity
    Securities")                                        Management  For           Voted - For
2   Subject to Passing of Resolution 1, the Directors
    be and They are Hereby Empowered to Allot Equity
    Securities on A Non-premptive Basis Pursuant to the
    General Authority Conferred on Them by Resolution 1 Management  For           Voted - For
DRAGON OIL PLC, DUBLIN
CUSIP: G2828W132
Meeting Date: 23-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Financial Statements for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3.a To Re-elect Mohammed Al Ghurair As A Director       Management  For           Voted - For
3.b To Re-elect Abdul Jaleel Al Khalifa As A Director   Management  For           Voted - For
3.c To Re-elect Thor Haugnaess As A Director            Management  For           Voted - For
3.d To Re-elect Ahmad Sharaf As A Director              Management  For           Voted - For
3.e To Re-elect Ahmad Al Muhairbi As A Director         Management  For           Voted - For
3.f To Re-elect Saeed Al Mazrooei As A Director         Management  For           Voted - Against
3.g To Elect Justin Crowley As A Director               Management  For           Voted - For
4   To Approve the Directors' Remuneration Policy       Management  For           Voted - For
5   To Receive the Directors' Remuneration Report for
    the Year Ended 31 December 2013                     Management  For           Voted - Against
6   To Authorise the Directors to Fix the Auditors'
    Remuneration                                        Management  For           Voted - Against
7   To Authorise General Meetings Outside the Republic
    of Ireland                                          Management  For           Voted - For
8   To Authorise the Calling of General Meetings on Not
    Less Than 14 Days' Notice                           Management  For           Voted - Against


174





                          GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9    To Authorise the Directors to Allot Relevant
     Securities                                          Management  For           Voted - For
10   To Disapply Statutory Pre-emption Rights            Management  For           Voted - For
11   To Authorise the Repurchase of the Company's Shares Management  For           Voted - For
12   To Approve the Adoption of the 2014 Long-term
     Incentive Plan                                      Management  For           Voted - For
DUNDEE PRECIOUS METALS INC, TORONTO ON
CUSIP: 265269209
Meeting Date: 07-May-14   Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "1.1 to 1.11. and 2". Thank You.                    Non-Voting                Non-Voting
1.1  Election of Director: Derek H. L. Buntain           Management  For           Voted - For
1.2  Election of Director: R. Peter Gillin               Management  For           Voted - For
1.3  Election of Director: Jonathan Goodman              Management  For           Voted - For
1.4  Election of Director: Richard Howes                 Management  For           Voted - For
1.5  Election of Director: Murray John                   Management  For           Voted - For
1.6  Election of Director: Jeremy Kinsman                Management  For           Voted - For
1.7  Election of Director: Garth A. C. Macrae            Management  For           Voted - For
1.8  Election of Director: Peter Nixon                   Management  For           Voted - For
1.9  Election of Director: Ronald Singer                 Management  For           Voted - For
1.10 Election of Director: Anthony P. Walsh              Management  For           Voted - For
1.11 Election of Director: Donald Young                  Management  For           Voted - For
2    Appointment of PricewaterhouseCoopers LLP As
     Auditor of the Corporation for the Ensuing Year and
     Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3    To Consider, and If Deemed Appropriate, to Pass
     with Or Without Variation, Amendments to the
     Corporation's Amended and Restated By-law No. 1 to
     Increase the Quorum Requirement for Meetings of
     Shareholders and Add an Advance Notice Provision
     for Nominations of Directors by Shareholders, in
     Certain Circumstances, As More Particularly
     Described in the Accompanying Management
     Information Circular                                Management  For           Voted - For
EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON
CUSIP: G3215M109
Meeting Date: 18-Dec-13   Meeting Type: Ordinary General Meeting
1    That the Company be Re-registered As A Private
     Limited Company Under the Companies Act 2006 by the
     Name of Eurasian Natural Resources Corporation
     Limited                                             Management  For           Abstain
2    That the Regulations Contained in the Document
     Submitted to the Meeting and for the Purposes of


175





                            GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY     MGT. POSITION REGISTRANT VOTED
    Identification Signed by the Chairperson be
    Approved and Adopted As the Articles of Association
    of the Company in Substitution for and to the
    Exclusion of the Existing Articles of Association   Management      For           Abstain
3   That the Voluntary Delisting of the Company's
    Ordinary Shares from the Kazakhstan Stock Exchange
    be Approved and That the Listing on the Kazakhstan
    Stock Exchange be Cancelled                         Management      For           Abstain
HALYK SAVINGS BANK OF KAZAKHSTAN JSC, ALMATY
CUSIP: 46627J302
Meeting Date: 10-Sep-13     Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 11 Sep 2013.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                    Non-Voting
1   Approval of the Agenda of the Extraordinary General
    Shareholders' Meeting of Jsc Halyk Bank As of 10
    September 2013. to Approve the Agenda of the
    Extraordinary General Shareholders' Meeting of Jsc
    Halyk Bank As of 10 September 2013 As Approved by
    the Board of Directors of Jsc Halyk Bank
    (resolution #206 of the Absentee Meeting of the
    Board of Directors Dd. 1 August 2013)               Management      For           Voted - For
2   Election of the Member of the Board of Directors of
    Jsc Halyk Bank and Determination the Terms of
    Authorities Thereof. 1) to Elect Mr. Arman Dunayev
    As an Independent Director of the Board of
    Directors of Jsc Halyk Bank. 2) to Determine the
    Term of Authorities of Mr. Arman Dunayev, the Newly
    Elected Member of the Board of Directors of Jsc
    Halyk Bank, As Commencing from the Moment of
    Election Until Expiry of the Term of the Existing
    Board of Directors of Jsc Halyk Bank As Set by the
    Annual General Shareholders' Meeting Held on 21
    April 2011                                          Management      For           Voted - For
Meeting Date: 25-Apr-14     Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    300619 Due to Receipt of D-irectors Names in
    Resolution No. 7. All Votes Received on the
    Previous Meeting-will be Disregarded and You Will
    Need to Reinstruct on This Meeting Notice. T- Hank
    You.                                                Non-Voting                    Non-Voting
1   Approve Meeting Agenda                              Management      For           Voted - For
2   Approve Consolidated Financial Statements for 2013  Management      For           Voted - For
3   Approve Allocation of Income and Dividends of Kzt
    1.70 Per Share                                      Management      For           Voted - For
4   Approve Board of Directors Report                   Management      For           Voted - For
5   Fix Number of Directors                             Management      For           Voted - For
                                                        176






                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Fix Length of Directors' Term of Office             Management  For           Voted - For
    Please Note That Cumulative Voting Applies to This
    Resolution Regarding the El-ection of Directors.
    Standing Instructions Have Been Removed for This
    Meeting.-please Note That Only A Vote "for" the
    Director Will be Cumulated. Please Con-tact Your
    Client Service Representative If You Have Any
    Questions.                                          Non-Voting                Non-Voting
7.1 Elect Arman Dunayev As A Director                   Management  For           Voted - For
7.2 Elect Mazhit Yessenbayev As A Director              Management  For           Voted - For
7.3 Elect Christof Ruehl As A Director                  Management  For           Voted - For
7.4 Elect Alexander Pavlov As A Director                Management  For           Voted - For
7.5 Elect Ulf Wokurka As A Director                     Management  For           Voted - For
7.6 Elect Frank Kuijlaars As A Director                 Management  For           Voted - For
7.7 Elect Umut Shayakhmetova As A Director              Management  For           Voted - For
8   Approve Acquisition of Sb Hsbc Bank Kazakhstan Jsc  Management  For           Voted - For
9   Amend Redemption Price Estimation Methodology       Management  For           Voted - For
10  Approve Information on Remuneration of Directors
    and Members of Management Board                     Management  For           Voted - For
11  Approve Results of Shareholders Appeals on Actions
    of Company and Its Officials                        Management  For           Voted - For
12  Fix Size and Term of Office of Vote Counting
    Commission Elect New Members of Vote Counting
    Commission                                          Management  For           Voted - For
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 28 Apr
    2014. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
KAZAKHMYS PLC, LONDON
CUSIP: G5221U108
Meeting Date: 02-Aug-13 Meeting Type: Ordinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712687.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712681.pdf                        Non-Voting                Non-Voting
1   To Approve (1) the Disposal of 334,824,860 Enrc
    Shares to Eurasian Resources, (2) the Repurchase by
    the Company of 77,041,147 Kazakhmys Shares from
    Eurasian Resources, and (3) Publication of A
    Prospectus by the Company in Connection with the
    Enrc Takeover Offer                                 Management  For           Voted - For
2   To Approve the Terms of the Repurchase of
    77,041,147 Kazakhmys Shares Pursuant to the Share
    Repurchase Agreement                                Management  For           Voted - For
3   To Approve the Rule 9 Waiver Granted by the Panel
    in Connection with the Increase in the Kazakhmys


177





                           GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
    Concert Party's Shareholding in the Company As A
    Result of the Share Repurchase                      Management     For           Voted - For
Meeting Date: 07-Jan-14    Meeting Type: Ordinary General Meeting
1   To Approve the Sale of 50 Per Cent. of the Issued
    Share Capital of Ekibastuz LLP and 100 Per Cent. of
    the Issued Share Capital of Kazhydro to
    Samruk-energo                                       Management     For           Voted - For
Meeting Date: 08-May-14    Meeting Type: Annual General Meeting
1   To Receive the 2013 Directors' and Auditors'
    Reports and the Accounts of the Company             Management     For           Voted - For
2   To Approve the Directors' Remuneration Policy       Management     For           Voted - For
3   To Approve the 2013 Directors' Annual Report on
    Remuneration                                        Management     For           Voted - Against
4   To Elect Lynda Armstrong As A Director              Management     For           Voted - For
5   To Re-elect Simon Heale As A Director               Management     For           Voted - For
6   To Re-elect Oleg Novachuk As A Director             Management     For           Voted - For
7   To Re-elect Eduard Ogay As A Director               Management     For           Voted - Against
8   To Re-elect Clinton Dines As A Director             Management     For           Voted - For
9   To Re-elect Vladimir Kim As A Director              Management     For           Voted - For
10  To Re-elect Michael Lynch-bell As A Director        Management     For           Voted - For
11  To Re-elect Lord Renwick As A Director              Management     For           Voted - For
12  To Re-elect Charles Watson As A Director            Management     For           Voted - For
13  To Appoint KPMG LLP As Auditors                     Management     For           Voted - For
14  To Authorise the Directors to Set the Auditors'
    Remuneration                                        Management     For           Voted - For
15  To Renew the Directors' Authority to Allot Shares   Management     For           Voted - For
16  To Renew the Directors' Authority to Disapply
    Pre-emption Rights                                  Management     For           Voted - For
17  To Authorise the Directors to Make Market Purchases
    of the Company's Shares                             Management     For           Voted - For
18  To Authorise the Calling of General Meetings on 14
    Clear Days' Notice                                  Management     For           Voted - Against
19  To Approve the Ltip Waiver Granted by the Takeover
    Panel Pursuant to the Vesting of Ltip Awards        Management     For           Voted - For
KAZMUNAIGAS EXPLORATION PRODUCTION JSC, ASTANA
CUSIP: 48666V204
Meeting Date: 09-Jul-13    Meeting Type: Special General Meeting
1   Recall Member of Board of Directors                 Management     For           Voted - For
2   Elect One New Director                              Management     For           Voted - For
Meeting Date: 22-Oct-13    Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    225655 Due to Postponement-of Meeting Date from 03


178





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Sep to 22 Oct 2013 and Change in Record Date from
    05-aug to 23 Sep 2013 and Addition of Resolution.
    All Votes Received on the Previ-ous Meeting Will be
    Disregarded and You Will Need to Reinstruct on This
    Meetin-g Notice. Thank You.                         Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 23 Oct
    2013. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
1   Election of Members of Company's Board of Directors Management  For           Voted - For
2   Amount and Terms of Compensations for the Members
    of Company's Board of Directors                     Management  For           Abstain
Meeting Date: 25-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    279493 Due to Deletion Of-resolution 2. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 26 Feb
    2014. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
1   1.to Introduce the Proposed Amendments to the
    Company Charter 2. Mr. Abat Nurseitov, Company Ceo
    and Management Board Chairman, Shall Take Necessary
    Actions Arising from This Resolution                Management  For           Voted - For
Meeting Date: 14-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Cumulative Voting Applies to This
    Resolution Regarding The-election of Directors.
    Standing Instructions Have Been Removed for
    This-meeting. Please Note That Only A Vote "for"
    the Director Will be Cumulated.-please Contact Your
    Client Service Representative If You Have Any
    Questions.                                          Non-Voting                Non-Voting
1.1 Elect Daniyar Berlibayev As Director                Management  For           Voted - Against
1.2 Elect Timur Bimagambetov As Director                Management  For           Voted - Against
1.3 Elect Asiya Syrgabekova As Director                 Management  For           Voted - Against
1.4 Elect Yerzhan Zhangaulov As Director                Management  For           Voted - Against
1.5 Elect Abat Nurseitov As Director                    Management  For           Voted - Against
1.6 Elect Philip Dayer As Director                      Management  For           Voted - For
1.7 Elect Edward Walshe As Director                     Management  For           Voted - For
1.8 Elect Alastair Ferguson As Director                 Management  For           Voted - For
2   Approve Remuneration of Directors                   Management  For           Voted - For
    03 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 15 Apr 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting


179





                          GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 13-May-14   Meeting Type: Annual General Meeting
1   Approve Consolidated Financial Statements           Management  For           Voted - For
2   Approve Allocation of Income and Dividends          Management  For           Voted - For
3   Approve Annual Report                               Management  For           Voted - For
4   Receive Results of Shareholders Appeals on Actions
    of Company and Its Officials                        Management  For           Voted - For
5   Receive Report on Remuneration of Directors and
    Members of Management Board in 2013                 Management  For           Voted - For
6   Approve Report on Activities of Board of Directors
    and Management Board in Fiscal 2013                 Management  For           Voted - For
7   Ratify Auditor                                      Management  For           Voted - For
    21 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 14 May 2014 at 10:00 Am. Consequently, Your
    Voting I-nstructions Will Remain Valid for All
    Calls Unless the Agenda is Amended. Than-k You      Non-Voting                Non-Voting
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless Y-ou Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                Non-Voting
KCELL JSC, ALMATY
CUSIP: 48668G205
Meeting Date: 21-May-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    320771 Due to Change in Re-cord Date from 21 Apr
    2014 to 28 Apr 2014. All Votes Received on the
    Previous-meeting Will be Disregarded and You Will
    Need to Reinstruct on This Meeting No-tice. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 26 May
    2014. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
1   The Election of the Chairman and Secretary of the
    General Meeting of Shareholders and the Approval of
    the Form of Voting                                  Management  For           Voted - For
2   The Approval of the Agenda of the General Meeting
    of Shareholders                                     Management  For           Voted - For
3   The Approval of the Size of the Counting
    Commission, Election of Its Members and Their
    Length of Service                                   Management  For           Voted - For


180





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   The Approval of the Appointment of the Auditor of
    Kcell Jsc                                           Management  For           Voted - For
5   The Approval of the Annual Financial Statements     Management  For           Voted - For
6   The Approval of the Distribution of the Net Income
    of the Company for the Financial Year, the Decision
    on the Dividend Payment on Ordinary Shares and the
    Size of the Dividend Payout Per Ordinary Share      Management  For           Abstain
7   The Election of Members of the Board of Directors
    of Kcell Jsc, Determination of Their Length of
    Service, the Approval of Remuneration to and
    Compensation of the Expenses Incurred by the
    Members of the Board of Directors While Carrying
    Out Their Respective Duties                         Management  For           Abstain
8   The Review of Shareholders' Requests for Disclosure
    on the Company's Performance and Its Executives     Management  For           Voted - For
9   Informing Shareholders on the Remuneration of the
    Members of the Board of Directors and Executive
    Body of the Company                                 Management  For           Abstain
KRYSO RESOURCES CORPORATION LTD
CUSIP: G53218106
Meeting Date: 29-Oct-13 Meeting Type: Ordinary General Meeting
1   That the Name of the Company be Changed from Kryso
    Resources Corporation Limited to China Nonferrous
    Gold Limited                                        Management  For           Voted - For
2   Subject to the Passing of Resolution 1, That the
    Existing Memorandum and Articles of Association of
    the Company be and are Hereby Replaced in Their
    Entirety with A New Memorandum and Articles of
    Association                                         Management  For           Voted - For
MAX PETROLEUM PLC, LONDON
CUSIP: G5924P109
Meeting Date: 25-Sep-13 Meeting Type: Annual General Meeting
1   To Receive the Report of the Directors and the
    Audited Accounts for the Financial Period Ended 31
    March 2013                                          Management  For           Voted - For
2   To Reappoint Mr. Michael B. Young As A Director     Management  For           Voted - For
3   To Reappoint Dr. Malcolm Butler As A Director       Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers LLP As
    Auditors of the Company Until the Conclusion of the
    Next General Meeting at Which Accounts are Laid
    Before the Company                                  Management  For           Voted - For
5   To Authorise the Directors to Determine the
    Auditors' Remuneration                              Management  For           Voted - For
6   That the Directors be and are Hereby Authorised
    Generally and Unconditionally to Exercise All the
    Powers of the Company to Allot Relevant Securities


181





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    (as Defined in the Notice of Annual General Meeting
    Dated 30 August 2013 (the "notice")) Up to A
    Maximum Aggregate Nominal Value of Gbp 36,354.68
    (as Described in the Notice As Resolution 6 Parts
    (a) and (b))                                        Management  For           Voted - For
7   That the Directors be and are Hereby Empowered to
    Allot Equity Securities (as Defined in Section 560
    of the Companies Act 2006 (the "act")) for Cash
    Pursuant to the Authority Conferred by Resolution 6
    As If Section 561 of the Act Did Not Apply to Such
    Allotment, Provided That This Power Shall be
    Limited to Allotments (a) in Connection with A
    Rights Issue Or Other Pre-emptive Offer and (b)
    Equity Securities Up to an Aggregate Nominal Value
    of Gbp 18,177.34 (as Described in the Notice As
    Resolution 7 Parts (a) and (b))                     Management  For           Voted - For
MIE HOLDINGS CORP, GRAND CAYMAN
CUSIP: G61157106
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406037.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406041.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and Auditors for the Year Ended December
    31, 2013                                            Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3.A To Re-elect Mr. Zhang Ruilin As an Executive
    Director of the Company                             Management  For           Voted - For
3.B To Re-elect Mr. Andrew Sherwood Harper As an
    Executive Director of the Company                   Management  For           Voted - For
3.C To Re-elect Mr. Tao Tak Yin Dexter As an Executive
    Director of the Company                             Management  For           Voted - For
3.D To Re-elect Mr. Mei Jianping As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
3.E To Authorize the Board of Directors to Fix the
    Respective Directors' Remuneration                  Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditors
    and to Authorize the Board of Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
5.1 To Give A General Mandate to the Directors to
    Repurchase Shares of the Company Not Exceeding 10%
    of the Aggregate Nominal Amount of the Issued Share


182





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Capital of the Company As at the Date of This
    Resolution                                           Management  For           Voted - For
5.2 To Give A General Mandate to the Directors to Issue
    Additional Shares of the Company Not Exceeding 20%
    of the Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of This
    Resolution                                           Management  For           Voted - Against
5.3 To Extend the General Mandate Granted to the
    Directors to Issue Additional Shares of the Company
    by the Aggregate Nominal Amount of the Shares
    Repurchased by the Company                           Management  For           Voted - Against
MONGOLIA ENERGY CORPORATION LTD
CUSIP: G6260K126
Meeting Date: 30-Aug-13 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                           Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0725/ltn20130725246.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0725/ltn20130725248.pdf                         Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors and
    Independent Auditor for the Year Ended 31 March 2013 Management  For           Voted - For
2.a To Re-elect Mr. Lo Lin Shing, Simon As Executive
    Director                                             Management  For           Voted - For
2.b To Re-elect Mr. Liu Zhuo Wei As Executive Director   Management  For           Voted - Against
2.c To Re-elect Mr. Peter Pun As Independent Non-
    Executive Director                                   Management  For           Voted - For
2.d To Authorise the Board of Directors to Fix the
    Directors' Remuneration                              Management  For           Voted - For
3   To Re-appoint Deloitte Touche Tohmatsu As
    Independent Auditor and to Authorise the Board of
    Directors to Fix Its Remuneration                    Management  For           Voted - For
4   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue, and Deal with New Shares
    of the Company                                       Management  For           Voted - Against
MONGOLIAN MINING CORP, GRAND CAYMAN
CUSIP: G6264V102
Meeting Date: 27-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107169.pdf-and-


183





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107174.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                 Non-Voting                Non-Voting
1   To Consider and Approve the Fuel Supply Agreement
    with Nic and the Transactions Contemplated
    Thereunder, and the Proposed Annual Caps, and to
    Authorize Any One Director to Execute All
    Documents, Do All Acts and Things and Take All
    Steps for the Implementation of the Fuel Supply
    Agreement with Nic and the Transactions
    Contemplated Thereunder                              Management  For           Voted - For
2   To Consider and Approve the Fuel Supply Agreement
    with Shunkhlai and the Transactions Contemplated
    Thereunder, and the Proposed Annual Caps, and to
    Authorize Any One Director to Execute All
    Documents, Do All Acts and Things and Take All
    Steps for the Implementation of the Fuel Supply
    Agreement with Shunkhlai and the Transactions
    Contemplated Thereunder                              Management  For           Voted - For
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn-20140403856.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/-ltn20140403809.pdf                      Non-Voting                Non-Voting
1   To Consider and Adopt the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries and the Reports of the Directors and
    of the Independent Auditor for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2.a To Re-elect Mr. Batsaikhan Purev As Non-executive
    Director                                             Management  For           Voted - Against
2.b To Re-elect Mr. Ochirbat Punsalmaa As Independent
    Non-executive Director                               Management  For           Voted - For
2.c To Re-elect Mr. Unenbat Jigjid As Independent
    Non-executive Director                               Management  For           Voted - For
2.d To Authorise the Board of Directors to Fix the
    Remuneration of the Directors for the Year Ending
    31 December 2014                                     Management  For           Voted - For
3   To Re-appoint KPMG As Auditor and to Authorise the
    Board of Directors to Fix the Auditor's Remuneration Management  For           Voted - For
4   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares of the
    Company Not Exceeding 20% of the Aggregate Nominal
    Amount of the Issued Share Capital of the Company
    As at the Date of Passing of This Resolution         Management  For           Voted - Against


184





                           GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Grant A General Mandate to the Directors to
    Repurchase the Company's Own Shares Not Exceeding
    10% of the Aggregate Nominal Amount of the Issued
    Share Capital of the Company As at the Date of
    Passing of This Resolution                           Management  For           Voted - For
6   To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares by the Number of Shares Repurchased by the
    Company                                              Management  For           Voted - Against
NOSTRUM OIL & GAS LP, DOUGLAS
CUSIP: 66978B203
Meeting Date: 17-Jun-14    Meeting Type: Special General Meeting
1   That the Scheme (as Set Out in the Circular
    Accompanying the Notice of Special General Meeting)
    be Approved Subject to Any Modification, Addition
    Or Condition Which the General Partner May Think
    Fit to Approve Or Impose                             Management  For           Voted - For
2.1 That the Amended Form of the Limited Partnership
    Agreement of the Partnership be Approved and Adopted Management  For           Voted - For
2.2 That, Conditional Upon Admission, the Dissolution
    of the Partnership be Approved and the General
    Partner Appointed As Dissolution Agent               Management  For           Voted - For
POLYMETAL INTERNATIONAL PLC, ST HELIER
CUSIP: G7179S101
Meeting Date: 21-May-14    Meeting Type: Annual General Meeting
1   Accept Financial Statements and Statutory Reports    Management  For           Voted - For
2   Approve Remuneration Report                          Management  For           Voted - For
3   Approve Remuneration Policy                          Management  For           Voted - For
4   Approve Final Dividend                               Management  For           Voted - For
5   Re-elect Bobby Godsell As Director                   Management  For           Voted - For
6   Re-elect Vitaly Nesis As Director                    Management  For           Voted - For
7   Re-elect Konstantin Yanakov As Director              Management  For           Voted - For
8   Re-elect Marina Gronberg As Director                 Management  For           Voted - For
9   Re-elect Jean-pascal Duvieusart As Director          Management  For           Voted - For
10  Re-elect Jonathan Best As Director                   Management  For           Voted - For
11  Re-elect Russell Skirrow As Director                 Management  For           Voted - For
12  Re-elect Leonard Homeniuk As Director                Management  For           Voted - For
13  Re-appoint Deloitte LLP As Auditors                  Management  For           Voted - For
14  Authorise Board to Fix Remuneration of Auditors      Management  For           Voted - For
15  Amend Long-term Incentive Plan                       Management  For           Voted - For
16  Authorise Issue of Equity with Pre- Emptive Rights   Management  For           Voted - For
17  Authorise Issue of Equity Without Pre-emptive Rights Management  For           Voted - For
18  Authorise Market Purchase of Ordinary Shares         Management  For           Voted - For


185


GLOBAL X CENTRAL ASIA & MONGOLIA ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
SOUTHGOBI RESOURCES LTD, VANCOUVER BC
CUSIP: 844375105
Meeting Date: 06-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against'-only for Resolution "2" and
      'in Favor' Or 'abstain' Only for Resolution-numbers
      "1 and 3.1 to 3.7". Thank You.                      Non-Voting                Non-Voting
1     To Appoint PricewaterhouseCoopers LLP, Chartered
      Accountants, As Auditors of the Company at A
      Remuneration to be Fixed by the Board of Directors  Management  For           Voted - For
2     To Consider, and If Thought Advisable, to Pass an
      Ordinary Resolution Fixing the Number of Directors
      to be Elected at the Meeting at Seven, As Described
      in the Accompanying Management Proxy Circular       Management  For           Voted - For
3.1   Election of Director: Bold Baatar                   Management  For           Voted - Against
3.2   Election of Director: Andre Deepwell                Management  For           Voted - For
3.3   Election of Director: W. Gordon Lancaster           Management  For           Voted - For
3.4   Election of Director: Pierre Lebel                  Management  For           Voted - For
3.5   Election of Director: Kay Priestly                  Management  For           Voted - Against
3.6   Election of Director: Kelly Sanders                 Management  For           Voted - Against
3.7   Election of Director: K. Ross Tromans               Management  For           Voted - Against
4     Upon Any Permitted Amendment to Or Variation of Any
      Matter Identified in The-notice of Meeting          Non-Voting                Non-Voting
5     Upon Any Other Matter That Properly Comes Before
      the Meeting                                         Non-Voting                Non-Voting
SPT ENERGY GROUP INC, GRAND CAYMAN
CUSIP: G8405W106
Meeting Date: 05-Jun-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0422/ltn20140422319.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0422/ltn20140422289.pdf                      Non-Voting                Non-Voting
1     To Consider, Receive and Adopt the Audited
      Consolidated Financial Statements of the Company
      and the Reports of the Directors and Auditor for
      the Year Ended 31 December 2013                     Management  For           Voted - For
2     To Declare A Final Dividend for the Year Ended 31
      December 2013                                       Management  For           Voted - For
3.a.i To Re-elect the Following Person As Director of the
      Company: Mr. Wang Guoqiang As Executive Director    Management  For           Voted - Against


186





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.aii To Re-elect the Following Person As Director of the
      Company: Mr. Wu Dongfang As Executive Director      Management  For           Voted - Against
3aiii To Re-elect the Following Person As Director of the
      Company: Mr. Liu Ruoyan As Executive Director       Management  For           Voted - Against
3.b   To Authorise the Board of Directors of the Company
      to Fix the Remuneration of the Directors            Management  For           Voted - Against
4     To Re-appoint PricewaterhouseCoopers As Auditor of
      the Company and Authorise the Board of Directors of
      the Company to Fix Their Remuneration               Management  For           Voted - For
5.a   To Give A General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares Not
      Exceeding 20% of the Issued Share Capital of the
      Company                                             Management  For           Voted - Against
5.b   To Give A General Mandate to the Directors to
      Repurchase Shares Not Exceeding 10% of the Issued
      Share Capital of the Company                        Management  For           Voted - For
5.c   Conditional Upon Passing of Ordinary Resolutions
      Number 5(a) and 5(b), to Extend the Authority Given
      to the Directors Pursuant to Ordinary Resolution
      No. 5(a) to Issue Shares by Adding to the Aggregate
      Nominal Amount of the Issued Share Capital of the
      Company Which May be Allotted by the Directors of
      the Company Pursuant to Such General Mandate of an
      Amount Representing the Number of Shares
      Repurchased Under Ordinary Resolution No. 5(b)      Management  For           Voted - Against
      23 Apr 2014: Please Note That This is A Revision
      Due to Modification of Number-ing for Resolution
      3.iii. If You Have Already Sent in Your Votes,
      Please Do No-t Vote Again Unless You Decide to
      Amend Your Original Instructions. Thank You.        Non-Voting                Non-Voting
TELIASONERA AB, STOCKHOLM
CUSIP: W95890104
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
      Please Note That This is an Amendment to Meeting Id
      277961 Due to Change in Vo-ting Status of
      Resolution 21 and Addition of Comment. All Votes
      Received on Th-e Previous Meeting Will be
      Disregarded and You Will Need to Reinstruct on
      This-meeting Notice. Thank You.                     Non-Voting                Non-Voting
      Important Market Processing Requirement: A
      Beneficial Owner Signed Power of At-torney (poa) is
      Required in Order to Lodge and Execute Your Voting
      Instruction-s in This Market. Absence of A Poa, May
      Cause Your Instructions to be Rejected-. If You
      Have Any Questions, Please Contact Your Client
      Service Representative                              Non-Voting                Non-Voting
      Market Rules Require Disclosure of Beneficial Owner
      Information for All Voted-accounts. If an Account
      Has Multiple Beneficial Owners, You Will Need to
      Provi-de the Breakdown of Each Beneficial Owner
      Name, Address and Share Position To-your Client


187





    GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
    Please Note That the Board Does Not Make Any
    Recommendation on Resolution Numb-er 21. Standing
    Instructions Have Been Removed for This Meeting.
    Thank You.                                          Non-Voting                Non-Voting
1   Election of Chair of the Meeting: Eva Hagg, Advokat Non-Voting                Non-Voting
2   Preparation and Approval of Voting Register         Non-Voting                Non-Voting
3   Adoption of Agenda                                  Non-Voting                Non-Voting
4   Election of Two Persons to Check the Minutes of the
    Meeting Together with The-chair                     Non-Voting                Non-Voting
5   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditor's
    Report, the Consolidated F-inancial Statements and
    the Auditor's Report on the Consolidated Financial
    Sta-tements for 2013. A Description by the Chair of
    the Board of Directors Marie E-hrling of the Work
    of the Board of Directors During 2013 and A Speech
    by Presi- Dent and Ceo Johan Dennelind in
    Connection Herewith                                 Non-Voting                Non-Voting
7   Resolution to Adopt the Income Statement, the
    Balance Sheet, the Consolidated Income Statement
    and the Consolidated Balance Sheet for 2013         Management  For           Voted - For
8   Resolution on Appropriation of the Company's Profit
    As Shown on the Adopted Balance Sheet and Setting
    of Record Date for the Dividend. the Board of
    Directors Proposes That A Dividend of Sek 3.00 Per
    Share is Distributed to the Shareholders and That
    April 7, 2014 be Set As the Record Date for the
    Dividend. If the Annual General Meeting Resolves in
    Accordance with the Proposal, It is Estimated That
    Euroclear Sweden Ab Will Execute the Payment on
    April 10, 2014                                      Management  For           Voted - For
9   Resolution on Discharge of the Directors and the
    Ceo from Personal Liability Towards the Company for
    the Administration of the Company in 2013           Management  For           Voted - Against
10  Resolution on Number of Directors and Alternate
    Directors to be Elected at the Meeting: Until the
    End of the Annual General Meeting 2015, Eight
    Directors with No Alternate Directors               Management  For           Voted - For
11  Resolution on Remuneration Payable to the Directors Management  For           Voted - For
12  Election of Directors and Any Alternate Directors:
    Re-election of Marie Ehrling, Mats Jansson, Olli-
    Pekka Kallasvuo, Mikko Kosonen, Nina Linander,
    Martin Lorentzon, Per-arne Sandstrom and Kersti
    Strandqvist                                         Management  For           Voted - For
13  Election of Chair and Vice-chair of the Board of
    Directors: Re-election of Marie Ehrling As Chair
    and Olli-pekka Kallasvuo As Vice-chair              Management  For           Voted - For


188





                        GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
14   Resolution on Number of Auditors and Deputy
     Auditors: Until the End of the Annual General
     Meeting 2015 There Will be One Auditor with No
     Deputy Auditors                                     Management  For           Voted - For
15   Resolution on Remuneration Payable to the Auditor   Management  For           Voted - For
16   Election of Auditor and Any Deputy Auditors :
     Election of the Audit Company Deloitte Ab           Management  For           Voted - For
17   Election of Nomination Committee and Resolution on
     Instruction for the Nomination Committee: Election
     of Magnus Skaninger (swedish State), Kari Jarvinen
     (solidium Oy), Jan Andersson (swedbank Robur
     Funds), Per Frennberg (alecta) and Marie Ehrling
     (chair of the Board of Directors)                   Management  For           Voted - For
18   Resolution on Principles for Remuneration to Group
     Management                                          Management  For           Voted - Against
19   Resolution Authorizing the Board of Directors to
     Acquire the Company's Own Shares                    Management  For           Voted - For
20.a Resolution on Implementation of A Long-term
     Incentive Program 2014/2017                         Management  For           Voted - For
20.b Resolution on Hedging Arrangements for the Program  Management  For           Voted - For
21   Resolution on Special Investigation                 Management  For           Voted - Against
TETHYS PETROLEUM LTD
CUSIP: G87636109
Meeting Date: 12-Jun-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "1.a to 1.j and 2". Thank You.                      Non-Voting                Non-Voting
1.A  Election of Director: Julian Hammond                Management  For           Voted - For
1.B  Election of Director: Russ Hammond                  Management  For           Voted - For
1.C  Election of Director: Piers Johnson                 Management  For           Voted - For
1.D  Election of Director: Ambassador Zalmay Khalilzad   Management  For           Voted - For
1.E  Election of Director: Elizabeth Landles             Management  For           Voted - For
1.F  Election of Director: Rt. Hon. Peter Lilley M.p     Management  For           Voted - For
1.G  Election of Director: James Rawls                   Management  For           Voted - For
1.H  Election of Director: Marcus Rhodes                 Management  For           Voted - For
1.I  Election of Director: Dr. David Robson              Management  For           Voted - For
1.J  Election of Director: Denise Lay                    Management  For           Voted - For
2    The Ordinary Resolution That KPMG LLP, Chartered
     Accountants, be Appointed As Auditors of the
     Company to Hold Office in Accordance with the
     Company's Articles of Association, and That Their
     Compensation be Fixed by the Board of Directors, As
     More Particularly Described in the Information
     Circular                                            Management  For           Voted - For
3    The Ordinary Resolution to Approve That the Company
     De-lists from the Kazakhstan Stock Exchange, As
     More Particularly Described in the Information
     Circular                                            Management  For           Voted - For


189





                  GLOBAL X CENTRAL ASIA & MONGOLIA ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    22 May 2014: Please Note That the Meeting Type Was
    Changed from Agm to Mix. If-you Have Already Sent
    in Your Votes, Please Do Not Vote Again Unless You
    Deci-de to Amend Your Original Instructions. Thank
    You.                                                Non-Voting                 Non-Voting
TURQUOISE HILL RESOURCES LTD.
CUSIP: 900435108  TICKER: TRQ
Meeting Date: 08-May-14        Meeting Type: Annual
01  Director                                            Management
1   Rowena Albones                                      Management   For           Voted - For
2   Jill Gardiner                                       Management   For           Voted - For
3   R. Peter Gillin                                     Management   For           Voted - For
4   David Klingner                                      Management   For           Voted - For
5   Kay Priestly                                        Management   For           Voted - For
6   Russel C. Robertson                                 Management   For           Voted - For
7   Jeffery D. Tygesen                                  Management   For           Voted - For
02  To Appoint PricewaterhouseCoopers LLP, Chartered
    Accountants, As Auditors of the Corporation at A
    Remuneration to be Fixed by the Board of Directors. Management   For           Voted - For
ZHAIKMUNAI LP, DOUGLAS
CUSIP: 98952U204
Meeting Date: 29-Nov-13        Meeting Type: Special General Meeting
1   The Board of the General Partner Considers That It
    Would be in the Interests of the Partnership to
    Change the Name of the Partnership to Nostrum Oil &
    Gas Lp for the Reasons Set Out in the Letter from
    the Chairman of the General Partner of Even Date
    Herewith, and is Seeking the Approval by the
    Limited Partners of the Change of Name by Special
    Resolution: Clause 15.3(a)                          Management   For           Abstain
2   The Board Believes That It Would be in the Interest
    of the Partnership to Make Certain Amendments to
    the Lpa in Relation to the Holding of Meetings of
    Limited Partners and Clarifying Their Voting Rights
    and is Seeking the Approval by the Limited Partners
    by Special Resolution for the General Partner to
    Make the Proposed Changes to the Lpa That Would
    Permit Such Amendments: Clauses: 15.3(a), 14.2(a),
    14.4(a), 14.5                                       Management   For           Abstain


190


GLOBAL X CHINA CONSUMER ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
AIR CHINA LTD
CUSIP: Y002A6104
Meeting Date: 29-Oct-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That This is an Amendment to Meeting Id
     235587 Due to Addition Of-resolution 3. All Votes
     Received on the Previous Meeting Will be
     Disregarded A-nd You Will Need to Reinstruct on
     This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions. Thank
     You.                                                 Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking O-n the Url Links:
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0909/ltn-20130909889.pdf,
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/1015/ltn-20131015063.pdf and
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/1015/-ltn20131015073.pdf                      Non-Voting                Non-Voting
1.1  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Wang
     Changshun is Appointed As A Non- Executive Director  Management  For           Voted - For
1.2  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Ms. Wang
     Yinxiang is Appointed As A Non-executive Director    Management  For           Voted - For
1.3  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Cao
     Jianxiong is Appointed As A Non-executive Director   Management  For           Voted - For
1.4  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Sun Yude is
     Appointed As A Non-executive Director                Management  For           Voted - For
1.5  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Christopher
     Dale Pratt is Appointed As A Non- Executive Director Management  For           Voted - Against
1.6  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Ian Sai
     Cheung Shiu is Appointed As A Non- Executive
     Director                                             Management  For           Voted - For
1.7  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Cai
     Jianjiang is Appointed As an Executive Director      Management  For           Voted - For
1.8  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Fan Cheng
     is Appointed As an Executive Director                Management  For           Voted - For
1.9  To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Fu Yang is
     Appointed As an Independent Non- Executive Director  Management  For           Voted - For
1.10 To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Yang


191





     GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Yuzhong is Appointed As an Independent
     Non-executive Director                              Management  For           Voted - For
1.11 To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Pan
     Xiaojiang is Appointed As an Independent
     Non-executive Director                              Management  For           Voted - For
1.12 To Consider and Approve the Appointment of Director
     of the Fourth Session of the Board: Mr. Simon to
     Chi Keung is Appointed As an Independent
     Non-executive Director                              Management  For           Voted - For
1.13 To Consider and Approve the Proposal on the
     Emolument of the Directors of the Fourth Session of
     the Board                                           Management  For           Voted - For
2.1  To Consider and Approve the Appointment of
     Supervisors Representing the Shareholders of the
     Company on the Fourth Session of the Supervisory
     Committee: Mr. Li Qingling is Appointed As A
     Supervisor Representing the Shareholders of the
     Company                                             Management  For           Voted - For
2.2  To Consider and Approve the Appointment of
     Supervisors Representing the Shareholders of the
     Company on the Fourth Session of the Supervisory
     Committee: Mr. He Chaofan is Appointed As A
     Supervisor Representing the Shareholders of the
     Company                                             Management  For           Voted - Against
2.3  To Consider and Approve the Appointment of
     Supervisors Representing the Shareholders of the
     Company on the Fourth Session of the Supervisory
     Committee: Mr. Zhou Feng is Appointed As A
     Supervisor Representing the Shareholders of the
     Company                                             Management  For           Voted - Against
2.4  To Consider and Approve the Proposal on the
     Emolument of the Supervisors of the Fourth Session
     of the Supervisory Committee                        Management  For           Voted - For
3    To Consider and Approve the Renewal of the
     Framework Agreement Entered Into Between the
     Company and Air China Cargo Co., Ltd Dated 27
     October 2011 in Respect of the Continuing Connected
     Transactions for A Further Term of Three Years and
     the Proposed Annual Caps for the Aggregate Amount
     Payable by Air China Cargo Co., Ltd. to the Group
     Pursuant to the Such Continuing Connected
     Transactions for the Years Ending 31 December 2014,
     2015 and 2016, Being Rmb6,120 Million, Rmb7,110
     Million and Rmb8,250 Million, Respectively; and the
     Annual Caps for the Aggregate Amount Payable by the
     Group to Air China Cargo Co., Ltd. Pursuant to the
     Same Continuing Connected Transactions for the
     Years Ending 31 December 2014, 2015 and 2016, Being
     Rmb1,060 Million, Rmb1,250 Million and Rmb1,480
     Million, Respectively                               Management  For           Voted - For


192





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn201404021531.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn201404021525.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Work Report of the
    Board of Directors (the "board") of the Company for
    the Year 2013                                       Management  For           Voted - For
2   To Consider and Approve the Work Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company for the Year
    2013 Prepared Under the Prc Accounting Standards
    and the International Financial Reporting Standards Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Proposal for the Year 2013 As Recommended by the
    Board and to Authorise the Board to Implement Such
    Proposals                                           Management  For           Voted - For
5   To Consider and Approve the Re- Appointment of KPMG
    As the Company's International Auditor and KPMG
    Huazhen (special General Partnership) As the
    Company's Domestic Auditor and Internal Control
    Auditor Respectively for the Year Ending 31
    December 2014 and to Authorise the Management of
    the Company to Determine Their Remunerations for
    the Year 2014                                       Management  For           Voted - For
6   To Consider and Approve the Increase of
    Remuneration of Independent Non-executive Directors
    of the Company                                      Management  For           Voted - For
7.1 To Consider and Approve the Appointment of Mr. Song
    Zhiyong As an Executive Director of the Company     Management  For           Voted - For
7.2 To Consider and Approve the Appointment of Mr. John
    Robert Slosar As A Non-executive Director of the
    Company                                             Management  For           Voted - For
8   To Authorise the Board of the Company to Exercise
    the Powers to Allot, Issue and Deal with Additional
    Shares of the Company and to Make Or Grant Offers,
    Agreements and Option Which Might Require the
    Exercise of Such Powers in Connection with Not
    Exceeding 20% of Each of the Existing A Shares and
    H Share (as the Case May Be) in Issue at the Date
    of Passing This Resolution, and to Authorise the
    Board of the Company to Increase the Registered
    Capital and Amend the Articles of Association of
    the Company to Reflect Such Increase in the
    Registered Capital of the Company Under the General
    Mandate                                             Management  For           Voted - Against


193





                          GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
9     To Consider and Approve the Resolution in Relation
      to the Grant of A General Mandate to the Board of
      the Company to Issue Debt Financing Instruments     Management  For           Abstain
AJISEN (CHINA) HOLDINGS LTD
CUSIP: G0192S109
Meeting Date: 15-May-14   Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410193.pdf-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410203.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Adopt the Audited Consolidated
      Financial Statements of the Company and the Reports
      of the Directors and Auditors for the Year Ended 31
      December 2013                                       Management  For           Voted - For
2     To Declare A Final Dividend for the Year Ended 31
      December 2013                                       Management  For           Voted - For
3     To Declare A Special Dividend for the Year Ended 31
      December 2013                                       Management  For           Voted - For
4.a.i To Re-elect the Following Person As Director of the
      Company: Mr. Lo Peter                               Management  For           Voted - For
4a.ii To Re-elect the Following Person As Director of the
      Company: Mr. Wang Jincheng                          Management  For           Voted - For
4aiii To Re-elect the Following Person As Director of the
      Company: Mr. Poon Ka Man, Jason                     Management  For           Voted - For
4.b   To Authorise the Board of Directors of the Company
      to Fix the Remuneration of the Directors            Management  For           Voted - For
5     To Re-appoint Deloitte Touche Tohmatsu As Auditors
      of the Company and Authorise the Board to Fix Their
      Remuneration                                        Management  For           Voted - For
6.A   To Give A General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares Not
      Exceeding 20% of the Issued Share Capital of the
      Company                                             Management  For           Voted - Against
6.B   To Give A General Mandate to the Directors to
      Repurchase Shares Not Exceeding 10% of the Issued
      Share Capital of the Company                        Management  For           Voted - For
6.C   To Extend the Authority Given to Directors Pursuant
      to Ordinary Resolution No. 6(a) to Issue Shares by
      Adding to the Issued Share Capital of the Company
      the Number of Shares Repurchased Under Ordinary
      Resolution No. 6(b)                                 Management  For           Voted - Against


194


GLOBAL X CHINA CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ANTA SPORTS PRODUCTS LTD
CUSIP: G04011105
Meeting Date: 09-Apr-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0311/ltn20140311485.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0311/ltn20140311473.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries and the Reports of the Directors and
    the Auditor of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend of Hk22 Cents Per
    Ordinary Share in Respect of the Year Ended 31
    December 2013                                       Management  For           Voted - For
3   To Declare A Special Dividend of Hk7 Cents Per
    Ordinary Share in Respect of the Year Ended 31
    December 2013                                       Management  For           Voted - For
4   To Re-elect Mr. Wang Wenmo As Executive Director of
    the Company                                         Management  For           Voted - Against
5   To Re-elect Mr. Wu Yonghua As Executive Director of
    the Company                                         Management  For           Voted - Against
6   To Re-elect Mr. Lu Hong Te As Independent Non-
    Executive Director of the Company                   Management  For           Voted - For
7   To Authorise the Board of Directors of the Company
    to Fix the Remuneration of the Company's Directors  Management  For           Voted - For
8   To Re-appoint KPMG As the Company's Auditor and to
    Authorise the Board of Directors of the Company to
    Fix Their Remuneration                              Management  For           Voted - For
9   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue and Deal with the Company's
    Shares                                              Management  For           Voted - Against
10  To Grant A General Mandate to the Directors of the
    Company to Repurchase the Company's Shares          Management  For           Voted - For
11  To Extend the General Mandate Granted to the
    Directors of the Company Under Resolution No. 9 by
    the Number of Shares Repurchased Under Resolution
    No. 10                                              Management  For           Voted - Against


195


GLOBAL X CHINA CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
CUSIP: Y0485Q109
Meeting Date: 21-Aug-13 Meeting Type: Class Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/0704/ltn20130704690-.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0704/ltn20130704830.pdf-and
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0724/ltn20130724178.p-df                       Non-Voting                Non-Voting
1   That: (a) Subject to the Required Approval Or
    Endorsement from Or Registration with the Relevant
    Regulatory Authorities in the Prc, the Proposed
    Amendments to the Articles of Association (details
    of Which are Set Out in the Section Headed
    "proposed Amendments to the Articles of
    Association" in the Letter from the Board Contained
    in the Circular) be and are Hereby Approved and
    Confirmed; (b) Any One of the Directors Or
    Authorized Representative of the Chairman of the
    Board be and is Hereby Authorized to Implement and
    Take All Steps and to Do All Acts and Things As May
    be Necessary Or Desirable to Give Effect to the
    Proposed Amendments to the Articles of Association,
    Including, Without Limitation, to Obtain All
    Necessary Approvals from the Relevant Regulatory
    Authorities in the Prc, and to Sign and Execute
    Such Further Contd                                  Management  For           Voted - For
    Contd Documents, Or to Do Any Other Matters
    Incidental Thereto And/or As-contemplated
    Thereunder, As Such Director Or Authorized
    Representative May In-his Absolute Discretion Deem
    Fit; and (c) Any One of the Directors Or-
    Authorized Representative of the Chairman of the
    Board be and is Hereby-authorised to Make Such
    Other Modifications to the Proposed Amendments to
    The-articles of Association As May be Required by
    the Relevant Regulatory-authorities in the Prc      Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Addition
    of Url Link. If You Have A-lready Sent in Your
    Votes, Please Do Not Return This Proxy Form Unless
    You Dec-ide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
Meeting Date: 21-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    218553 Due to Addition Of-resolution. All Votes


196





    GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Received on the Previous Meeting Will be
    Disregarded And-you Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0718/ltn-20130718182.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0718/lt-n20130718168.pdf and
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0724-/ltn20130724178.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
1   That: (a) Subject to the Required Approval Or
    Endorsement from Or Registration with the Relevant
    Regulatory Authorities in the Prc, the Proposed
    Amendments to the Articles of Association (details
    of Which are Set Out in the Section Headed
    "proposed Amendments to the Articles of
    Association" in the Letter from the Board Contained
    in the Circular) be and are Hereby Approved and
    Confirmed; (b) Any One of the Directors Or
    Authorized Representative of the Chairman of the
    Board be and is Hereby Authorized to Implement and
    Take All Steps and to Do All Acts and Things As May
    be Necessary Or Desirable to Give Effect to the
    Proposed Amendments to the Articles of Association,
    Including, Without Limitation, to Obtain All
    Necessary Approvals from the Relevant Regulatory
    Authorities in the Prc, and to Sign and Execute
    Such Further Documents, Or to Do Any Other Matters
    Incidental Thereto And/or As Contemplated
    Thereunder, As Such Director Or Authorized
    Representative May in His Absolute Discretion Deem
    Fit; and (c) Any One of the Directors Or Authorized
    Representative of the Chairman of the Board be and
    is Hereby Authorised to Make Such Other
    Modifications to the Proposed Amendments to the
    Articles of Association As May be Required by the
    Relevant Regulatory Authorities in the Prc          Management  For           Voted - For
2   That: (a) the Terms and Conditions of the
    Acquisition Agreement Entered Into Between Avic
    Avionics and Avic Avionics Systems (a Copy of Which
    Has Been Produced to This Meeting Marked "a" and
    Initialed by the Chairman of the Meeting) in
    Relation to the Acquisition, Subject to Fulfillment
    of the Conditions As Set Out in The                 Management  For           Voted - For
    Acquisition Agreement, be and are Hereby Approved,
    Ratified and Confirmed; and (b) Any One of the
    Directors Or Authorized Representative of the
    Chairman of the Board be and is Hereby Authorized
    to Implement and Take All Steps and to Do All Acts
    and Things As May be Necessary Or Desirable to Give
    Effect And/or to Complete Or in Connection with the
    Transactions Contemplated Under the Acquisition


197





                          GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Agreement, Including, Without Limitation, to Obtain
      All Necessary Approvals from the Relevant
      Regulatory Authorities in the Prc, and to Sign and
      Execute Such Further Documents, Or to Do Any Other
      Matters Incidental Thereto And/or As Contemplated
      Thereunder and to Make Changes Or Amendments to the
      Acquisition Agreement, As Such Director Or
      Authorized Representative May in His Absolute
      Discretion Deem Fit                                                           Non-Voting
      Please Note That This is A Revision Due to Addition
      of Url Link. Thank You.                             Non-Voting                Non-Voting
BIOSTIME INTERNATIONAL HOLDINGS LTD, GRAND CAYMAN
CUSIP: G11259101
Meeting Date: 08-May-14   Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402679.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402633.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive, Consider and Adopt the Consolidated
      Audited Financial Statements of the Company and Its
      Subsidiaries and the Reports of the Directors (the
      "directors") and Auditors of the Company for the
      Year Ended 31 December 2013                         Management  For           Voted - For
2.a   To Declare A Final Dividend Equivalent to Hkd 0.44
      Per Ordinary Share for the Year Ended 31 December
      2013 to the Shareholders of the Company Which Shall
      be Distributed from Retained Profits of the Company Management  For           Voted - For
2.b   To Declare A Special Dividend Equivalent to Hkd
      0.33 Per Ordinary Share for the Year Ended 31
      December 2013 to the Shareholders of the Company
      Which Shall be Distributed from Retained Profits of
      the Company                                         Management  For           Voted - For
3.a.i To Re-elect Dr. Ngai Wai Fung As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
3a.ii To Re-elect Mr. Tan Wee Seng As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
3aiii To Re-elect Professor Xiao Baichun As an
      Independent Non-executive Director of the Company   Management  For           Voted - For
3.b   To Authorise the Board of Directors (the "board")
      of the Company to Fix the Remuneration of the
      Directors of the Company                            Management  For           Voted - For
4     To Re-appoint Ernst & Young As Auditors of the
      Company and to Authorise the Board to Fix Their
      Remuneration                                        Management  For           Voted - For


198





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    To Grant A General Mandate to the Directors to
     Allot, Issue and Deal with Shares of the Company
     Not Exceeding 20% of the Aggregate Nominal Amount
     of the Issued Share Capital of the Company As at
     the Date of Passing This Resolution                  Management  For           Voted - Against
6    To Grant A General Mandate to the Directors to
     Purchase Shares of the Company Not Exceeding 10% of
     the Aggregate Nominal Amount of the Issued Share
     Capital of the Company As at the Date of Passing
     This Resolution                                      Management  For           Voted - For
7    To Extend the General Mandate Granted Under
     Resolution No. 5 by Adding the Shares Purchased
     Pursuant to the General Mandate Granted by
     Resolution No. 6                                     Management  For           Voted - Against
BOSIDENG INTERNATIONAL HOLDINGS LTD
CUSIP: G12652106
Meeting Date: 28-Aug-13 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0725/ltn20130725283.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0725/ltn20130725273.pdf                         Non-Voting                Non-Voting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for All Resolutions.
     Thank You.                                           Non-Voting                Non-Voting
1    To Receive and Approve the Financial Statements and
     Reports of the Directors and Auditors for the Year
     Ended March 31, 2013                                 Management  For           Voted - For
2    To Declare A Final Dividend of Hkd 6.5 Cents Per
     Ordinary Share                                       Management  For           Voted - For
3i   To Re-elect Ms. Mei Dong As an Executive Director    Management  For           Voted - Against
3ii  To Re-elect Ms. Gao Miaoqin As an Executive Director Management  For           Voted - Against
3iii To Re-elect Mr. Mak Yun Kuen As an Executive
     Director                                             Management  For           Voted - Against
3iv  To Re-elect Mr. Rui Jinsong As an Executive Director Management  For           Voted - Against
3v   To Re-elect Mr. Wang Yao As an Independent
     Non-executive Director                               Management  For           Voted - For
3vi  To Re-elect Dr. Ngai Wai Fung As an Independent
     Non-executive Director                               Management  For           Voted - For
3vii To Re-elect Mr. Lian Jie As an Independent Non-
     Executive Director                                   Management  For           Voted - For
3viii To Authorise the Board of Directors to Fix the
     Directors' Remuneration                              Management  For           Voted - For
4    To Appoint the Auditors and to Authorise the Board
     of Directors to Fix the Remuneration of the Auditors Management  For           Voted - For
5A   To Grant A General Mandate to the Directors to
     Allot, Issue and Deal with the Shares in Accordance
     with Ordinary Resolution Number 5(a) As Set Out in
     the Notice of the Annual General Meeting             Management  For           Voted - Against


199





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5B  To Grant A General Mandate to the Directors to
    Repurchase the Shares in Accordance with Ordinary
    Resolution Number 5(b) As Set Out in the Notice of
    the Annual General Meeting                          Management  For           Voted - For
5C  Conditional Upon Ordinary Resolutions Number 5(a)
    and 5(b) Being Passed, to Extend the General
    Mandate to the Directors to Allot, Issue and Deal
    with Additional Shares by the Number of Shares
    Repurchased in Accordance with Ordinary Resolution
    Number 5(c) As Set Out in the Notice of the Annual
    General Meeting                                     Management  For           Voted - Against
    Please Note That This is A Revision Due to Change
    in Record Date from 27 Aug 2-013 to 23 Aug 2013. If
    You Have Already Sent in Your Votes, Please Do Not
    Retu-rn This Proxy Form Unless You Decide to Amend
    Your Original Instructions. Than-k You.             Non-Voting                Non-Voting
BYD COMPANY LTD, SHENZHEN
CUSIP: Y1023R104
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429021.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429019.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
4   To Consider and Approve the Annual Report of the
    Company for the Year 2013 and the Summary Thereof   Management  For           Voted - For
5   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013               Management  For           Voted - For
6   To Appoint Prc Auditor, Prc Internal Control Audit
    Institution and Auditor Outside Prc for the
    Financial Year of 2014 and to Hold Office Until the
    Conclusion of the Next Annual General Meeting of
    the Company, and to Authorise the Board of
    Directors of the Company to Determine Their
    Remuneration                                        Management  For           Voted - For
7   To Consider and Approve the Provision of Guarantee
    by the Group                                        Management  For           Voted - Against
8   To Consider and Approve the Company and
    Subsidiaries Controlled by the Company to Provide


200





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Guarantee to the Leasing Company in Respect of
    Sales of New Energy Vehicles, New Energy Forklifts
    and New Technological Products                      Management  For           Abstain
9   To Consider and Approve the Estimated Caps of
    Ordinary Connected Transactions of the Group for
    the Year 2014                                       Management  For           Voted - For
10  To Consider and Approve: (a) the Grant to the Board
    of Directors of the Company (the "board") A General
    Mandate to Allot, Issue and Deal with Additional H
    Shares in the Capital of the Company Subject to the
    Following Conditions: (i) That the H Shares
    Allotted, Issued and Dealt with Or Agreed
    Conditionally Or Unconditionally to be Allotted,
    Issued Or Dealt with by the Board Pursuant to the
    General Mandate Shall Not Exceed 20 Per Cent of the
    Total H Shares in Issue; (ii) That the Exercise of
    the General Mandate is Subject to All Governmental
    And/or Regulatory Approval(s), If Any, Under the
    Applicable Law (including But Without Limitation to
    the Company Law of the Prc and the Rules Governing
    the Listing of Securities on the Stock Exchange of
    Hong Kong Limited); (iii) That the General Mandate
    Shall Remain Valid Until the Contd                  Management  For           Voted - Against
    Contd Earliest of (x) the Conclusion of the Next
    Annual General Meeting Of-the Company; Or (y) the
    Expiration of A 12-month Period Following the
    Passing-of This Resolution; Or (z) the Date on
    Which the Authority Set Out in This-resolution is
    Revoked Or Varied by A Special Resolution of the
    Shareholders-of the Company in A General Meeting;
    and (b) the Authorisation to the Board-to Approve,
    Execute and Do Or Procure to be Executed and Done,
    All Such- Documents, Deeds and Things As It May
    Consider Necessary in Connection With-the Allotment
    and Issue of Any New Shares Pursuant to the
    Exercise of The-general Mandate Referred to in
    Paragraph (a) of This Resolution                    Non-Voting                Non-Voting
11  To Consider and Approve A General and Unconditional
    Mandate to the Directors of Byd Electronic
    (international) Company Limited ("byd Electronic")
    to Allot, Issue and Otherwise Deal with New Shares
    of Byd Electronic Not Exceeding 20 Per Cent. of the
    Aggregate Nominal Amount of the Issued Share
    Capital of Byd Electronic                           Management  For           Voted - Against
CHINA AGRI-INDUSTRIES HOLDINGS LTD
CUSIP: Y1375F104
Meeting Date: 05-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting


201





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0424/ltn20140424477.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0424/ltn20140424381.pdf                       Non-Voting                Non-Voting
1     To Receive, Consider and Adopt the Audited
      Consolidated Financial Statements of the Company
      and Its Subsidiaries and the Reports of the
      Directors and Auditors for the Year Ended 31
      December 2013                                        Management  For           Voted - For
2     To Approve A Final Dividend of 4.1 Hk Cents Per
      Share for the Year Ended 31 December 2013            Management  For           Voted - For
3.A   To Re-elect Mr. Yue Guojun As an Executive Director
      of the Company                                       Management  For           Voted - Against
3.B   To Re-elect Mr. Shi Bo As an Executive Director of
      the Company                                          Management  For           Voted - Against
3.C   To Re-elect Mr. Wang Zhiying As A Non- Executive
      Director of the Company                              Management  For           Voted - Against
3.D   To Re-elect Mr. Patrick Vincent Vizzone As an
      Independent Non- Executive Director of the Company   Management  For           Voted - For
4     To Re-appoint Auditors and Authorise the Board of
      Directors of the Company to Fix Their Remuneration   Management  For           Voted - For
5.A   To Grant A General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares of the
      Company                                              Management  For           Voted - Against
5.B   To Grant A General Mandate to the Directors to
      Buy-back the Company's Own Shares                    Management  For           Voted - For
5.C   To Add the Number of the Shares Bought Back Under
      Resolution 5b to the Mandate Granted to the
      Directors Under Resolution 5a                        Management  For           Voted - Against
CHINA DONGXIANG (GROUP) CO LTD
CUSIP: G2112Y109
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402567.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402559.pdf                       Non-Voting                Non-Voting
1     To Receive and Adopt the Audited Financial
      Statements and the Reports of the Directors and the
      Auditors for the Year Ended 31 December 2013         Management  For           Voted - For
2.a   To Declare A Final Dividend                          Management  For           Voted - For
2.b   To Declare A Final Special Dividend                  Management  For           Voted - For
3.a.i To Re-elect Mr. Chen Yihong As an Executive Director Management  For           Voted - For


202





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3aii To Re-elect Dr. Xiang Bing As an Independent
     Non-executive Director                              Management  For           Voted - For
3.b  To Authorise the Board of Directors of the Company
     to Fix the Remuneration of the Directors            Management  For           Voted - For
4    To Re-appoint Messrs. PricewaterhouseCoopers As
     Auditors of the Company and Authorise the Board of
     Directors to Fix Their Remuneration                 Management  For           Voted - For
5    To Give General Mandate to Issue Shares             Management  For           Voted - Against
6    To Give General Mandate to Repurchase Shares        Management  For           Voted - For
7    To Give General Mandate to Extend the General
     Mandate to the Directors to Issue Shares            Management  For           Voted - Against
8    To Authorise the Board of Directors of the Company
     to Pay Out of the Share Premium Account Such
     Interim Dividends As May be Declared from Time to
     Time                                                Management  For           Voted - For
CHINA FOODS LTD
CUSIP: G2154F109
Meeting Date: 03-Jun-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0422/ltn20140422484.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0422/ltn20140422449.pdf                      Non-Voting                Non-Voting
1    To Consider and Adopt the Audited Consolidated
     Financial Statements and the Reports of Directors
     and Auditors for the Year Ended 31 December 2013    Management  For           Voted - For
2    To Re-elect Mr. Chi Jiangtao As Non- Executive
     Director                                            Management  For           Voted - Against
3    To Re-elect Mr. Stephen Edward Clark As Independent
     Non-executive Director                              Management  For           Voted - For
4    To Re-elect Ms. Liu Ding As Non- Executive Director Management  For           Voted - Against
5    To Re-elect Mr. Ning Gaoning As Non- Executive
     Director                                            Management  For           Voted - Against
6    To Re-elect Mr. Li Hung Kwan, Alfred As Independent
     Non-executive Director                              Management  For           Voted - For
7    To Elect Mr. Jiang Guojin As Executive Director     Management  For           Voted - Against
8    To Elect Mr. Lu Xiaohui As Executive Director       Management  For           Voted - Against
9    To Authorise the Board of Directors to Fix Their
     Remuneration                                        Management  For           Voted - For
10   To Re-appoint Ernst & Young As Auditors and to
     Authorise the Board of Directors to Fix Their
     Remuneration                                        Management  For           Voted - For
11   To Give A General Mandate to the Directors to
     Allot, Issue and Deal with Additional Shares of the
     Company                                             Management  For           Voted - Against


203





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  To Give A General Mandate to the Directors to
    Repurchase Shares in the Capital of the Company     Management  For           Voted - For
13  Subject to the Passing of Resolutions 11 and 12, to
    Authorise the Directors to Issue Additional Shares
    Representing the Nominal Value of the Shares
    Repurchased by the Company                          Management  For           Voted - Against
CHINA MENGNIU DAIRY CO LTD
CUSIP: G21096105
Meeting Date: 16-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0628/ltn20130628376.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0628/ltn20130628368.pdf                        Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
1   To Approve, Ratify and Confirm the Acquisition of
    All the Outstanding Shares in the Issued Share
    Capital of Yashili International Holdings Ltd
    ("yashili") and the Cancellation of the Outstanding
    Options of Yashili by Way of A Voluntary General
    Offer and All Transactions Contemplated Thereunder,
    Including the Irrevocable Undertakings Given by
    Zhang International Investment Ltd. and Ca Dairy
    Holdings; and to Authorize Any One Director of the
    Company to Execute All Such Documents, Instruments,
    Agreements and Deeds and Do All Such Acts, Matters
    and Things As He/she May in His/her Absolute
    Discretion Consider Necessary Or Desirable for the
    Purpose of and in Connection with the
    Implementation of the Offers and to Agree to Such
    Variations, Amendments Or Revisions Of/to Any of
    the Terms Or the Structure of the Offers and the
    Transactions and Transaction Documents Contemplated
    Thereunder (details of This Resolution are Set Out
    in the Notice of the Egm)                           Management  For           Abstain
    Please Note That This is A Revision Due to Change
    in Text of Resolution 1. If-you Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 20-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0305/ltn20140305552.pdf-and-


204





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0305/ltn20140305640.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   (a) to Approve, Confirm and Ratify the Whitewash
    Waiver (as Defined in the Circular of the Company
    Dated March 5, 2014 (the "circular")) Granted Or to
    be Granted by the Executive (as Defined in the
    Circular) to the Concert Group (as Defined in the
    Circular), and to Authorize Any One Director of the
    Company to Do All Such Things and Take All Such
    Action and Execute All Documents (including the
    Affixation of the Common Seal of the Company Where
    Execution Under Seal is Required) As He/she May
    Consider to be Necessary Or Desirable to Implement
    Any of the Matters Relating to Or Incidental to the
    Whitewash Waiver (as Defined in the Circular); (b)
    to Approve, Confirm and Ratify the Subscription
    Agreement (as Defined in the Circular) and the
    Specific Mandate (as Defined in the Circular), and
    to Authorize Any One Director of the Contd          Management  For           Voted - For
    Contd Company to Do All Such Things and Take All
    Such Action and Execute All-documents (including
    the Affixation of the Common Seal of the Company
    Where-execution Under Seal is Required) As He/she
    May Consider to be Necessary Or-desirable to
    Implement Any of the Matters Relating to Or
    Incidental to The- Subscription Agreement (as
    Defined in the Circular) and the Specific
    Mandate-(as Defined in the Circular), and Further
    to Approve Any Changes And-amendments Thereto As
    He/she May Consider Necessary, Desirable
    Or-appropriate; and (c) to Authorize Any One
    Director of the Company to Do All-such Acts and
    Things and Execute Such Documents (including the
    Affixation Of-the Common Seal of the Company Where
    Execution Under Seal is Required) And-take All
    Steps Which, in His/her Opinion Deemed Necessary,
    Desirable Or-expedient to Contd                     Non-Voting                Non-Voting
    Contd Implement And/or Effect the Transactions
    Contemplated Under The-whitewash Waiver (as Defined
    in the Circular), the Subscription Agreement
    (as-defined in the Circular) and the Specific
    Mandate (as Defined in The-circular) for and on
    Behalf of the Company                               Non-Voting                Non-Voting
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429510.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429532.pdf                      Non-Voting                Non-Voting


205





                         GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Review and Consider the Audited Financial
    Statements and the Reports of the Directors and the
    Independent Auditors for the Year Ended 31 December
    2013                                                Management  For           Voted - For
2   To Approve the Proposed Final Dividend              Management  For           Voted - For
3.A To Re-elect Mr. Ning Gaoning As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - Against
3.B To Re-elect Mr. Yu Xubo As Director and Authorise
    the Board of Directors of the Company to Fix His
    Remuneration                                        Management  For           Voted - For
3.C To Re-elect Mr. Christian Neu As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - For
3.D To Re-elect Mr. Zhang Xiaoya As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - For
3.E To Re-elect Dr. Liao Jianwen As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - For
4   To Re-appoint Ernst & Young As the Auditors of the
    Company and Authorise the Board of Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
5   Ordinary Resolution No. 5 Set Out in the Notice of
    Annual General Meeting (to Give A General Mandate
    to the Directors to Repurchase Shares in the
    Company Not Exceeding 10% of the Issued Share
    Capital of the Company)                             Management  For           Voted - For
6   Ordinary Resolution No. 6 Set Out in the Notice of
    Annual General Meeting (to Give A General Mandate
    to the Directors to Allot, Issue and Deal with
    Additional Shares Not Exceeding 20% of the Issued
    Share Capital of the Company)                       Management  For           Voted - Against
CHINA RESOURCES ENTERPRISE LTD, HONG KONG
CUSIP: Y15037107
Meeting Date: 30-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424619.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424538.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Directors' Report and the


206





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Independent Auditor's Report for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Declare A Final Dividend of Hkd 0.14 Per Share
    for the Year Ended 31 December 2013                  Management  For           Voted - For
3.1 To Re-elect Mr. Houang Tai Ninh As Director          Management  For           Voted - For
3.2 To Re-elect Dr. Li Ka Cheung, Eric As Director       Management  For           Voted - For
3.3 To Re-elect Dr. Cheng Mo Chi As Director             Management  For           Voted - Against
3.4 To Re-elect Mr. Bernard Charnwut Chan As Director    Management  For           Voted - For
3.5 To Re-elect Mr. Siu Kwing Chue, Gordon As Director   Management  For           Voted - For
3.6 To Fix the Fees for All Directors                    Management  For           Voted - For
4   To Re-appoint Messrs. PricewaterhouseCoopers As
    Auditor and to Authorise the Directors to Fix Their
    Remuneration                                         Management  For           Voted - For
5   Ordinary Resolution in Item No.5 of the Notice of
    Annual General Meeting. (to Give A General Mandate
    to the Directors to Buy Back Shares of the Company)  Management  For           Voted - For
6   Ordinary Resolution in Item No.6 of the Notice of
    Annual General Meeting. (to Give A General Mandate
    to the Directors to Issue New Shares of the Company) Management  For           Voted - Against
7   Ordinary Resolution in Item No.7 of the Notice of
    Annual General Meeting. (to Extend the General
    Mandate to be Given to the Directors to Issue
    Shares)                                              Management  For           Voted - Against
CHINA SOUTHERN AIRLINES CO LTD
CUSIP: Y1503W102
Meeting Date: 26-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108680.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108678.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108682.pdf                         Non-Voting                Non-Voting
1.1 To Consider and Approve the Re-election of Mr. Si
    Xian Min As A Non-executive Director of the Company
    to Hold Office Until the Expiry of the Term of the
    Seventh Session of the Board                         Management  For           Voted - Against
1.2 To Consider and Approve the Re-election of Mr. Wang
    Quan Hua As A Non-executive Director of the Company
    to Hold Office Until the Expiry of the Term of the
    Seventh Session of the Board                         Management  For           Voted - Against
1.3 To Consider and Approve the Re-election of Mr. Yuan
    Xin an As A Non-executive Director of the Company
    to Hold Office Until the Expiry of the Term of the
    Seventh Session of the Board                         Management  For           Voted - Against
1.4 To Consider and Approve the Re-election of Ms. Yang
    Li Hua As A Non-executive Director of the Company
    to Hold Office Until the Expiry of the Term of the
    Seventh Session of the Board                         Management  For           Voted - Against


207





     GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.5  To Consider and Approve the Re-election of Mr. Tan
     Wan Geng As an Executive Director of the Company to
     Hold Office Until the Expiry of the Term of the
     Seventh Session of the Board                        Management  For           Voted - Against
1.6  To Consider and Approve the Re-election of Mr.
     Zhang Zi Fang As an Executive Director of the
     Company to Hold Office Until the Expiry of the Term
     of the Seventh Session of the Board                 Management  For           Voted - Against
1.7  To Consider and Approve the Re-election of Mr. Xu
     Jie Bo As an Executive Director of the Company to
     Hold Office Until the Expiry of the Term of the
     Seventh Session of the Board                        Management  For           Voted - Against
1.8  To Consider and Approve the Re-election of Mr. Li
     Shao Bin As an Executive Director of the Company to
     Hold Office Until the Expiry of the Term of the
     Seventh Session of the Board                        Management  For           Voted - Against
1.9  To Consider and Approve the Re-election of Mr. Wei
     Jin Cai As an Independent Non-executive Director of
     the Company to Hold Office Until the Expiry of the
     Term of the Seventh Session of the Board            Management  For           Voted - For
1.10 To Consider and Approve the Re-election of Mr. Ning
     Xing Dong As an Independent Non- Executive Director
     of the Company to Hold Office Until the Expiry of
     the Term of the Seventh Session of the Board        Management  For           Voted - For
1.11 To Consider and Approve the Re-election of Mr. Liu
     Chang Le As an Independent Non-executive Director
     of the Company to Hold Office Until the Expiry of
     the Term of the Seventh Session of the Board        Management  For           Voted - For
1.12 To Consider and Approve the Election of Mr. Tan Jin
     Song As an Independent Non-executive Director of
     the Company to Hold Office Until the Expiry of the
     Term of the Seventh Session of the Board            Management  For           Voted - For
2.1  To Consider and Approve the Re-election of Mr. Pan
     Fu As A Supervisor Representing the Shareholders of
     the Company to Hold Office Until the Expiry of the
     Term of the Seventh Session of the Supervisory
     Committee                                           Management  For           Voted - For
2.2  To Consider and Approve the Re-election of Mr. Li
     Jia Shi As A Supervisor Representing the
     Shareholders of the Company to Hold Office Until
     the Expiry of the Term of the Seventh Session of
     the Supervisory Committee                           Management  For           Voted - Against
2.3  To Consider and Approve the Re-election of Ms.
     Zhang Wei As A Supervisor Representing the
     Shareholders of the Company to Hold Office Until
     the Expiry of the Term of the Seventh Session of
     the Supervisory Committee                           Management  For           Voted - Against
3    To Consider and Approve the Financial Services
     Framework Agreement Dated 8 November 2013 Entered
     Into Between Southern Airlines Group Finance
     Company Limited and the Company                     Management  For           Voted - Against
4    To Consider and Approve the Amendment to the
     Articles of Association and Its Appendixes (the
     Procedural Rules of the Shareholders' General
     Meeting, the Procedural Rules of Board of Directors


208





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and the Procedural Rules of Supervisory Committee)
    (as Set Out in the Notice of Egm Dated 11 November
    2013): Article 5, Clause 1 of Article 160, Clause 1
    of Article 31, New Content is Added As Clause 2 of
    Article 60, Article 73, Clause 1 of Article 35,
    Item (13) of Clause 1 of Article 36, Article 61,
    Clause 1 of Article 63, Clause 1 of Article 64, New
    Contents is Added As Item (9), (10), (11) and (12)
    of Clause 1 of Article 10, New Contents is Added As
    Item (9) of Clause 1 of Article 23, New Contents is
    Added As Item (7) and (8) of Clause 1 of Article
    34, New Contents is Added As Item (5) of Clause 1
    of Article 44, Article 45                           Management  For           Voted - Against
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    323840 Due to Addition Of-resolution 9. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0422/lt-n20140422651.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0522-/ltn20140522448.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0-522/ltn20140522459.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Directors
    of the Company for the Year 2013                    Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company for the Year
    2013                                                Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Proposal for the Year 2013                          Management  For           Voted - For
5   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers Zhong Tian LLP to Provide
    Professional Services to the Company for Its
    Domestic Financial Reporting, U.S. Financial
    Reporting and Internal Control of Financial
    Reporting for the Year 2014 and
    PricewaterhouseCoopers to Provide Professional
    Services to the Company for Its Hong Kong Financial
    Reporting for the Year 2014, and Authorize the
    Board to Determine Their Remuneration               Management  For           Voted - For
6   To Authorise the Board to Allot, Issue and Deal
    with Additional Shares of the Company               Management  For           Voted - Against
7   To Authorise the Board to Increase the Registered
    Capital and Make Such Appropriate and Necessary
    Amendments to the Articles of Association of the
    Company to Reflect Such Increase in the Registered


209





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Capital of the Company Under the General Mandate
    Granted in the Above Resolution "to Authorise the
    Board to Allot, Issue and Deal with Additional
    Shares of the Company"                               Management  For           Voted - Against
8   To Consider and Approve the Authorization Given to
    the Board, Generally and Unconditionally, to
    Determine the Specific Debt Financing Instruments
    and Issuance Plan, and to Issue, in One Or Multiple
    Tranche(s), Debt Financing Instruments Within the
    Permissible Size for Debt Issuance in Accordance
    with the Provisions of the Applicable Laws and
    Regulations                                          Management  For           Abstain
9   To Consider and Approve the Acquisition of 80 New
    Airbus Aircraft from Airbus S.a.s. by the Company    Management  For           Voted - For
CHINA YURUN FOOD GROUP LTD
CUSIP: G21159101
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411831.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411809.pdf                       Non-Voting                Non-Voting
1   To Consider and Receive the Audited Financial
    Statements and the Reports of the Directors and
    Auditors of the Company for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Re-elect Mr. Feng Kuande As an Executive Director Management  For           Voted - For
3   To Re-elect Mr. Gao Hui As an Independent
    Non-executive Director                               Management  For           Voted - For
4   To Re-elect Mr. Chen Jianguo As an Independent
    Non-executive Director                               Management  For           Voted - For
5   To Authorise the Board of Directors to Fix the
    Directors Remuneration                               Management  For           Voted - For
6   To Re-appoint KPMG As Auditors and to Authorise the
    Board of Directors to Fix Their Remuneration         Management  For           Voted - For
7   To Give A General Mandate to the Board of Directors
    to Repurchase the Shares of the Company Not
    Exceeding 10% of the Aggregate Nominal Amount of
    the Issued Share Capital of the Company at the Date
    of Passing of This Resolution                        Management  For           Voted - For
8   To Give A General Mandate to the Board of Directors
    to Allot, Issue and Deal with Unissued Shares in
    the Capital of the Company Not Exceeding 20% of the
    Aggregate Nominal Amount of the Issued Share
    Capital of the Company at the Date of Passing of
    This Resolution                                      Management  For           Voted - Against


210





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   To Extend the General Mandate Granted to the Board
    of Directors to Allot, Issue and Deal with Unissued
    Shares in the Capital of the Company by the Number
    of Shares Repurchased by the Company                Management  For           Voted - Against
CHOW TAI FOOK JEWELLERY GROUP LTD, GRAND CAYMAN
CUSIP: G21146108
Meeting Date: 02-Sep-13 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0627/ltn20130627013.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0627/ltn20130627011.pdf                        Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements and the Report of the
    Directors of the Company (the "directors") and the
    Independent Auditor's Report for the Year Ended 31
    March 2013                                          Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    March 2013                                          Management  For           Voted - For
3.a To Re-elect Mr. Wong Siu-kee, Kent As Executive
    Director of the Company                             Management  For           Voted - Against
3.b To Re-elect Mr. Cheng Chi-heng, Conroy As Executive
    Director of the Company                             Management  For           Voted - Against
3.c To Re-elect Mr. Chan Hiu-sang, Albert As Executive
    Director of the Company                             Management  For           Voted - Against
3.d To Re-elect Mr. Suen Chi-keung, Peter As Executive
    Director of the Company                             Management  For           Voted - Against
3.e To Re-elect Mr. Cheng Ming-fun, Paul As Independent
    Non-executive Director of the Company               Management  For           Voted - For
3.f To Re-elect Mr. Lam Kin-fung, Jeffrey As
    Independent Non-executive Director of the Company   Management  For           Voted - For
3.g To Authorise the Board of the Directors (the
    "board") to Fix the Remuneration of the Directors   Management  For           Voted - For
4   To Re-appoint Deloitte Touche Tohmatsu As Auditor
    of the Company (the "auditor") and Authorise the
    Board to Fix the Remuneration of the Auditor        Management  For           Voted - For
5   To Grant the Directors A General Mandate to Issue
    New Shares of the Company Not Exceeding 20 Per
    Cent. of the Issued Share Capital of the Company As
    at the Date of This Resolution                      Management  For           Voted - Against
6   To Grant the Directors A General Mandate to
    Repurchase Shares of the Company Not Exceeding 10
    Per Cent. of the Issued Share Capital of the
    Company As at the Date of This Resolution           Management  For           Voted - For
7   Subject to the Passing of the Ordinary Resolutions
    Numbered 5 and 6 Above, to Extend the General


211





                         GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Mandate Granted to the Directors to Issue Shares of
    the Company by the Aggregate Nominal Amount of
    Shares Repurchased by the Company                   Management   For           Voted - Against
8   To Approve the Amendments to the Articles of
    Association of the Company: Articles 2(1), 66, 67,
    81(2), 100(1)(v), 100(2), 100(3) and 119            Management   For           Voted - For
DAPHNE INTERNATIONAL HOLDINGS LTD, GEORGE TOWN
CUSIP: G2830J103
Meeting Date: 27-Aug-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1". Thank
    You.                                                Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0809/ltn20130809220.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0809/ltn20130809210.pdf                        Non-Voting                 Non-Voting
1   To Approve the Proposed Adoption of Share Option
    Scheme (as Defined in the Circular of the Company
    Dated 9 August 2013)                                Management   For           Voted - For
Meeting Date: 22-May-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411284.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411252.pdf                      Non-Voting                 Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and the Auditors for the Year Ended 31
    December 2013                                       Management   For           Voted - For
2   To Approve and Declare A Final Dividend of Hk2.0
    Cents Per Ordinary Share of the Company for the
    Year Ended 31 December 2013                         Management   For           Voted - For
3.a To Re-elect Mr. Chen Ying-chieh As Director         Management   For           Voted - For
3.b To Re-elect Mr. Chang Chih-chiao As Director        Management   For           Voted - For
3.c To Re-elect Mr. Lee Ted Tak Tai As Director         Management   For           Voted - For
3.d To Authorise the Board of Directors to Fix the
    Directors' Remuneration                             Management   For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditor and
    to Authorise the Board of Directors to Fix Their
    Remuneration                                        Management   For           Voted - For
5.A To Give A General Mandate to the Directors to
    Repurchase Shares of the Company                    Management   For           Voted - For


212





                           GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY  MGT. POSITION REGISTRANT VOTED
5.B   To Give A General Mandate to the Directors to
      Allot, Issue and Deal with Shares of the Company    Management   For           Voted - Against
5.C   To Extend the General Mandate Granted to the
      Directors to Issue New Shares Under Resolution 5b
      by Adding the Number of Shares Repurchased by the
      Company Under Resolution 5a                         Management   For           Voted - Against
DONGFENG MOTOR GROUP COMPANY LTD
CUSIP: Y21042109
Meeting Date: 10-Oct-13    Meeting Type: ExtraOrdinary General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/0827/ltn20130827360.pdf,-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/0827/ltn20130827465.pdf-and
      Http://www.hkexnews.hk/listedco/listconews/sehk/
      2013/0906/ltn20130906352.-pdf                       Non-Voting                 Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions. Thank
      You.                                                Non-Voting                 Non-Voting
1.a.i To Elect the Fourth Session of the Executive
      Director: Xu Ping                                   Management   For           Voted - Against
1a.ii To Elect the Fourth Session of the Executive
      Director: Zhu Fushou                                Management   For           Voted - Against
1aiii To Elect the Fourth Session of the Executive
      Director: Li Shaozhu                                Management   For           Voted - Against
1.b.i To Elect the Fourth Session of the Non-executive
      Director: Tong Dongcheng                            Management   For           Voted - Against
1b.ii To Elect the Fourth Session of the Non-executive
      Director: Ouyang Jie                                Management   For           Voted - Against
1biii To Elect the Fourth Session of the Non-executive
      Director: Liu Weidong                               Management   For           Voted - Against
1b.iv To Elect the Fourth Session of the Non-executive
      Director: Zhou Qiang                                Management   For           Voted - Against
1.c.i To Elect the Fourth Session of the Independent
      Non-executive Director: Ma Zhigeng                  Management   For           Voted - For
1c.ii To Elect the Fourth Session of the Independent
      Non-executive Director: Zhang Xiaotie               Management   For           Voted - For
1ciii To Elect the Fourth Session of the Independent
      Non-executive Director: Cao Xinghe                  Management   For           Voted - For
1c.iv To Elect the Fourth Session of the Independent
      Non-executive Director: Chen Yunfei                 Management   For           Voted - For
1.d.i To Elect the Fourth Session of the Supervisor: Ma
      Liangjie                                            Management   For           Voted - For
1.dii To Elect the Fourth Session of the Supervisor: Feng
      Guo                                                 Management   For           Voted - For
1diii To Elect the Fourth Session of the Supervisor: Zhao
      Jun                                                 Management   For           Voted - For


213





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1d.iv To Elect the Fourth Session of the Supervisor: Ren
    Yong                                                 Management  For           Voted - For
2   To Consider and Approve the Amendments to the
    Articles of Association of the Company: Articles
    28, 94, 99, 124 and 125                              Management  For           Voted - For
    Please Note That This is A Revision Due to Change
    in Meeting Time from 9:00 Am-to 2:00 Pm and Receipt
    of Additional Url. If You Have Already Sent in Your
    Vo-tes, Please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Orig-inal Instructions.
    Thank You.                                           Non-Voting                Non-Voting
Meeting Date: 20-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428746.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428675.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors (the "board") of the Company for the Year
    Ended 31 December 2013                               Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                               Management  For           Voted - For
3   To Consider and Approve the Report of the
    International Auditors Report and Audited Financial
    Statements of the Company for the Year Ended 31
    December 2013                                        Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Proposal of the Company for the Year Ended 31
    December 2013 and to Authorise the Board to Deal
    with All Issues in Relation to the Company's
    Distribution of Final Dividend for the Year 2013     Management  For           Voted - For
5   To Consider and Approve the Authorisation to the
    Board to Deal with All Issues in Relation to the
    Company's Distribution of Interim Dividend for the
    Year 2014 in Its Absolute Discretion (including,
    But Not Limited To, Determining Whether to
    Distribute Interim Dividend for the Year 2014)       Management  For           Voted - For
6   To Consider and Approve the Appointment of
    PricewaterhouseCoopers Limited As the International
    Auditors of the Company, and PricewaterhouseCoopers
    Zhong Tian LLP As the Domestic Auditors of the
    Company for the Year 2014 to Hold Office Until the
    Conclusion of the Next Annual General Meeting, and
    to Authorise the Board to Fix Their Remuneration     Management  For           Voted - For
7   To Consider and Approve the Authorisation to the
    Board to Fix the Remuneration of the Directors and
    Supervisors of the Company for the Year 2014         Management  For           Voted - For


214





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Consider and Approve the Amendments to the Rules
    of Procedures of General Meeting                    Management  For           Voted - For
9   To Consider and Approve the Amendments to the Rules
    of Procedures of the Board Meeting                  Management  For           Voted - For
10  To Grant A General Mandate to the Board to Issue,
    Allot and Deal with Additional Shares in the
    Company Not Exceeding 20% of Each of Existing
    Domestic Shares and H Share in Issue                Management  For           Voted - Against
    02 May 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
GOLDEN EAGLE RETAIL GROUP LTD, WAN CHAI
CUSIP: G3958R109
Meeting Date: 23-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0108/ltn20140108011.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0108/ltn20140108007.pdf                      Non-Voting                Non-Voting
1   To Approve and Ratify the Entering Into of the 2014
    Master Property Management Services Agreement       Management  For           Voted - For
2   To Approve the Proposed Annual Caps for the
    Property Management Fees Payable Under the 2014
    Master Property Management Services Agreement for
    Each of the Three Years Ending 31 December 2016     Management  For           Voted - For
3   To Approve and Ratify the Entering Into of the 2014
    Decoration Services Agreement                       Management  For           Voted - For
4   To Approve the Proposed Annual Caps for the
    Consideration Payable Under the 2014 Decoration
    Services Agreement for Each of the Three Years
    Ending 31 December 2016                             Management  For           Voted - For
Meeting Date: 21-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416037.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416027.pdf                      Non-Voting                Non-Voting


215





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Adopt the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries and the Reports of the Directors and
    Auditor for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Declare and Approve A Final Dividend of Rmb0.203
    Per Share for the Year Ended 31 December 2013       Management  For           Voted - For
3.a To Re-elect Mr. Wong Chi Keung As A Director        Management  For           Voted - For
3.b To Elect Mr. Lay Danny J As A Director              Management  For           Voted - For
3.c To Authorise the Remuneration Committee of the
    Company to Fix the Remuneration of the Directors    Management  For           Voted - For
4   To Re-appoint Messrs. Deloitte Touche Tohmatsu As
    Auditor of the Company and to Authorise the Board
    of Directors to Fix Their Remuneration              Management  For           Voted - For
5.a To Grant A General Mandate to the Directors to
    Issue Shares of the Company                         Management  For           Voted - Against
5.b To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                    Management  For           Voted - For
5.c To Increase the Maximum Nominal Amount of Share
    Capital Which the Directors are Authorised to
    Allot, Issue and Deal with Pursuant to the General
    Mandate Set Out in Resolution No.5a by the
    Aggregate Nominal Amount of Shares Repurchased
    Pursuant to the General Mandate Set Out in
    Resolution No.5b                                    Management  For           Voted - Against
    18 Apr 2014: Please Note That This is A Revision
    Due to Modification to Number-ing of Resolution 4.
    If You Have Already Sent in Your Votes, Please Do
    Not Vot-e Again Unless You Decide to Amend Your
    Original Instructions. Thank You                    Non-Voting                Non-Voting
GOME ELECTRICAL APPLIANCES HOLDING LTD
CUSIP: G3978C124
Meeting Date: 17-Apr-14 Meeting Type: Special General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0326/ltn201403261210.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0326/ltn201403261076.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   (1) Certain Share Repurchases Conducted by the
    Company Between 22 January 2008 and 5 February 2008
    Involving Approximately 129.8 Million Shares of the
    Company (of Which Approximately 70% Were Originally
    Held by Or for Mr. Wong Kwong Yu) (the "share
    Repurchases") be Approved, Confirmed and Ratified;
    (2) Certain Breaches of Duties to the Company by
    Mr. Wong Kwong Yu and Ms. Du Juan As More
    Particularly Set Out in Paragraphs 42 and 43 of the


216





                         GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Statement of Agreed Facts Included As Appendix I to
    the Circular (the "breaches of Duties") be
    Approved, Confirmed and Ratified; and (3) the
    Payment of Hkd 420,608,765.75 in Aggregate by Contd Management  For           Voted - For
    Contd Mr. Wong Kwong Yu and Ms. Du Juan to the
    Company in Full and Final-compensation in Order for
    Mr. Wong Kwong Yu, Ms. Du Juan, Shinning
    Crown-holdings Inc., Shine Group Limited and Any
    Other Persons to be Released From-all Liabilities
    and Claims Arising from the Share Repurchases and
    The-breaches of Duties be Confirmed and Approved    Non-Voting                Non-Voting
Meeting Date: 10-Jun-14  Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505/ltn20140505355.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505/ltn20140505388.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and Auditors of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Approve the Proposed Final Dividend for the Year
    Ended 31 December 2013 of Hkd 1.3 Cents Per
    Ordinary Share                                      Management  For           Voted - For
3   To Re-elect Mr. Zhu Jia As A Non- Executive
    Director of the Company                             Management  For           Voted - For
4   To Re-elect Ms. Wang Li Hong As A Non- Executive
    Director of the Company                             Management  For           Voted - For
5   To Re-elect Mr. Sze Tsai Ping, Michael, Who Has
    Already Served the Company for More Than Nine (9)
    Years As an Independent Non-executive Director of
    the Company, As an Independent Non-executive
    Director of the Company                             Management  For           Voted - For
6   To Re-elect Mr. Chan Yuk Sang, Who Has Already
    Served the Company for More Than Nine (9) Years As
    an Independent Non-executive Director of the
    Company, As an Independent Non-executive Director
    of the Company                                      Management  For           Voted - For
7   To Authorise the Board of Directors of the Company
    to Fix the Directors' Remuneration                  Management  For           Voted - For
8   To Re-appoint Ernst & Young As Auditors of the
    Company and to Authorise the Board of Directors of
    the Company to Fix Their Remuneration               Management  For           Voted - For
9   To Grant to the Board of Directors of the Company
    the General Mandate to Allot, Issue and Deal with
    the Company's Shares                                Management  For           Voted - Against


217





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Grant to the Board of Directors of the Company
    the General Mandate to Repurchase the Company's
    Shares                                               Management  For           Voted - For
GREAT WALL MOTOR CO LTD
CUSIP: Y2882P106
Meeting Date: 09-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321930.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321978.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Audited Financial
    Report of the Company for the Year 2013 (details
    Stated in the Annual Report of the Company for the
    Year 2013)                                           Management  For           Voted - For
2   To Consider and Approve the Report of the Board for
    the Year 2013 (details Stated in the Annual Report
    of the Company for the Year 2013)                    Management  For           Voted - For
3   To Consider and Approve the Profit Distribution
    Proposal for the Year 2013 (details Stated in the
    Circular of the Company Dated 21 March 2014)         Management  For           Voted - For
4   To Consider and Approve the Annual Report of the
    Company for the Year 2013 and Its Summary Report
    (published on the Company's Website: Www.gwm.com.cn) Management  For           Voted - For
5   To Consider and Approve the Report of the
    Independent Directors for the Year 2013 (published
    on the Company's Website: Www. Gwm.com.cn)           Management  For           Voted - For
6   To Consider and Approve the Report of the
    Supervisory Committee for the Year 2013 (details
    Stated in the Annual Report of the Company for the
    Year 2013)                                           Management  For           Voted - For
7   To Consider and Approve the Strategies of the
    Company for the Year 2014 (details Stated in the
    Circular of the Company Dated 21 March 2014)         Management  For           Voted - For
8   To Consider and Approve the Re-appointment of
    Deloitte Touche Tohmatsu Certified Public
    Accountants LLP As the Company's External Auditor
    for the Year Ending 31 December 2014, the Term of
    Such Re-appointment Shall Commence from the Date on
    Which This Resolution is Passed Until the Date of
    the Next Agm, and to Authorise the Board of
    Directors (the "board") of the Company to Fix Its
    Remunerations (details Stated in the Circular Dated
    21 March 2014)                                       Management  For           Voted - For
9   To Re-elect Mr. Wei Jian Jun As an Executive
    Director of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Term of the Fifth Session of the Board, and
    to Authorise the Board to Determine His


218





    GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Remuneration and to Enter Into the Relevant Service
    Agreement on Behalf of the Company with Him          Management  For           Voted - Against
10  To Re-elect Mr. Liu Ping Fu As an Executive
    Director of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Fifth Session of the Board, and to Authorise
    the Board to Determine His Remuneration and to
    Enter Into the Relevant Service Agreement on Behalf
    of the Company with Him                              Management  For           Voted - Against
11  To Re-elect Ms. Wang Feng Ying As an Executive
    Director of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Fifth Session of the Board, and to Authorise
    the Board to Determine Her Remuneration and to
    Enter Into the Relevant Service Agreement on Behalf
    of the Company with Her                              Management  For           Voted - Against
12  To Re-elect Mr. Hu Ke Gang As an Executive Director
    of the Company for A Term of Office Commencing from
    9 May 2014 and Ending on the Expiry of the Fifth
    Session of the Board, and to Authorise the Board to
    Determine His Remuneration and to Enter Into the
    Relevant Service Agreement on Behalf of the Company
    with Him                                             Management  For           Voted - Against
13  To Re-elect Ms. Yang Zhi Juan As an Executive
    Director of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Fifth Session of the Board, and to Authorise
    the Board to Determine Her Remuneration and to
    Enter Into the Relevant Service Agreement on Behalf
    of the Company with Her                              Management  For           Voted - Against
14  To Re-elect Mr. He Ping As A Non-executive Director
    of the Company for A Term Commencing from 9 May
    2014 and Ending on the Expiry of the Fifth Session
    of the Board, and Authorise the Board to Determine
    His Remuneration and to Enter Into the Relevant
    Appointment Letter on Behalf of the Company with Him Management  For           Voted - Against
15  To Re-elect Mr. Niu Jun As A Non-executive Director
    of the Company for A Term Commencing from 9 May
    2014 and Ending on the Expiry of the Fifth Session
    of the Board, and Authorise the Board to Determine
    His Remuneration (if Any) and Enter Into the
    Relevant Appointment Letter on Behalf of the
    Company with Him                                     Management  For           Voted - Against
16  To Re-elect Mr. Wong Chi Hung, Stanley As an
    Independent Non-executive Director of the Company
    for A Term of Office Commencing from 9 May 2014 and
    Ending on the Expiry of the Fifth Session of the
    Board, and Authorise the Board to Determine His
    Remuneration and to Enter Into the Relevant
    Appointment Letter on Behalf of the Company with Him Management  For           Voted - For
17  To Elect Mr. Lu Chuang As an Independent Non-
    Executive Director of the Company for A Term of
    Office Commencing from 9 May 2014 and Ending on the
    Expiry of the Fifth Session of the Board, and
    Authorise the Board to Determine His Remuneration


219





    GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and to Enter Into the Relevant Appointment Letter
    on Behalf of the Company with Him                   Management  For           Voted - For
18  To Elect Mr. Liang Shang Shang As an Independent
    Non-executive Director of the Company for A Term of
    Office Commencing from 9 May 2014 and Ending on the
    Expiry of the Fifth Session of the Board, and
    Authorise the Board to Determine His Remuneration
    and to Enter Into the Relevant Appointment Letter
    on Behalf of the Company with Him                   Management  For           Voted - For
19  To Elect Mr. Ma Li Hui As an Independent Non-
    Executive Director of the Company for A Term of
    Office Commencing from 9 May 2014 and Ending on the
    Expiry of the Fifth Session of the Board, and
    Authorise the Board to Determine His Remuneration
    and to Enter Into the Relevant Appointment Letter
    on Behalf of the Company with Him                   Management  For           Voted - For
20  To Re-elect Ms. Luo Jin Li As an Independent
    Supervisor of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Fifth Session of the Supervisory Committee
    of the Company (the "supervisory Committee"), and
    Authorise the Supervisory Committee to Determine
    Her Remuneration and Enter Into the Relevant
    Service Agreement on Behalf of the Company with Her Management  For           Voted - For
21  To Elect Ms. Zong Yi Xiang As an Independent
    Supervisor of the Company for A Term of Office
    Commencing from 9 May 2014 and Ending on the Expiry
    of the Fifth Session of the Supervisory Committee,
    and Authorise the Supervisory Committee to
    Determine Her Remuneration and Enter Into the
    Relevant Service Agreement on Behalf of the Company
    with Her                                            Management  For           Voted - For
22  To Consider And, If Thought Fit, to Approve the
    Proposed Grant of the Following Mandate to the
    Board: (1) an Unconditional General Mandate to
    Allot, Issue and Deal with Additional Shares in the
    Capital of the Company, Whether A Shares Or H
    Shares. Such Unconditional General Mandate Can be
    Exercised Once Or More Than Once During the
    Relevant Period, Subject to the Following
    Conditions: (a) Such Mandate Shall Not Extend
    Beyond the Relevant Period Save That the Board May
    During the Relevant Period Make Or Grant Offers,
    Agreements Or Options Which Might Require the
    Exercise of Such Powers After the Relevant Period;
    (b) the Aggregate Nominal Amount of Shares, Whether
    A Shares Or H Shares Allotted, Issued and Dealt
    with Or Agreed Conditionally Or Unconditionally to
    be Allotted, Issued and Dealt with by the Board
    Pursuant to Contd                                   Management  For           Voted - Against
    Contd Such Mandate, Shall Not Exceed: (i) 20%,
    Being 401,848,600 A Shares, Of-the Aggregate
    Nominal Amount of A Shares in Issue; and (ii) 20%,
    Being-206,636,000 H Shares, of the Aggregate
    Nominal Amount of H Shares in Issue,- in Each Case
    As of the Date of This Resolution; and (c) the


220





GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Board Shall Only-exercise Its Power Under Such
Mandate in Accordance with the Company Law Of-the
Prc and the Rules Governing the Listing of
Securities on the Stock-exchange of Hong Kong
Limited (as the Same May be Amended from Time to
Time)-and Only If All                               Non-Voting                Non-Voting
Necessary Approvals from the China Securities
Regulatory-commission And/or Other Relevant Prc
Governmental Authorities are Obtained;-and (2)
Contingent on the Board Resolving to Issue Shares
Pursuant To-sub-paragraph (1) of This Resolution,
the Board be Authorised To: (a)- Approve, Execute
Contd                                                                         Non-Voting
Contd and Do Or Procure to be Executed and Done,
All Such Documents, Deeds-and Things As It May
Consider Necessary in Connection with the Issue of
Such-new Shares Including (without Limitation): (i)
Determine the Class and Number-of Shares to be
Issued; (ii) Determine the Issue Price of the New
Shares;-(iii) Determine the Opening and Closing
Dates of the New Issue; (iv)- Determine the Use of
Proceeds of the New Issue; (v) Determine the Class
And-number of New Shares (if Any) to be Issued to
the Existing Shareholders; (vi)-make Or Grant Such
Offers, Agreements and Options As May be Necessary
in The-exercise of Such Powers; and (vii) in the
Case of an Offer Or Placement Of-shares to the
Shareholders of the Company, Exclude Shareholders
of The-company Who are Resident Outside the Prc Or
the Hong Kong Special- Administrative Contd         Non-Voting                Non-Voting
Contd Region of the Prc on Account of Prohibitions
Or Requirements Under-overseas Laws Or Regulations
Or for Some Other Reason(s) Which the
Board-considers Expedient; (b) Increase the
Registered Capital of the Company In-accordance
with the Actual Increase of Capital by Issuing
Shares Pursuant To-sub-paragraph (1) of This
Resolution, Register the Increased Capital with
The- Relevant Authorities in the Prc and Make Such
Amendments to the Articles Of-association of the
Company As It Thinks Fi T So As to Reflect the
Increase In-the Registered Capital of the Company;
and (c) Make All Necessary Fi Lings-and
Registrations with the Relevant Prc, Hong Kong
And/or Other Authorities-for the Purpose of This
Resolution: "a Shares" Means Domestic Shares in
The-share Capital of the Company, with A Nominal
Value of Rmb1.00 Each, Which-contd                  Non-Voting                Non-Voting
Contd are Subscribed for and Traded in Renminbi by
the Prc Investors; "board"-means the Board of
Directors of the Company; "h Shares" Means the
Overseas-listed Foreign Shares in the Share Capital
of the Company, with A Nominal-value of Rmb1.00
Each, Which are Subscribed for and Traded in Hong
Kong-dollars; and "relevant Period" Means the
Period from the Passing of This-resolution Until


221





GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Whichever is the Earliest Of: (a) the Conclusion of
the Next-annual General Meeting of the Company
Following the Passing of This-resolution; Or (b)
the Expiration of the 12-month Period Following
The-passing of This Resolution; Or (c) the Date on
Which the Authority Set Out-this Resolution is
Revoked Or Varied by A Special Resolution of
The-shareholders in A General Meeting               Non-Voting                Non-Voting
23 That the Board be and is Hereby Authorised to
Repurchase A Shares and H Shares of the Company:
(a) Subject to Paragraphs (b) and (c) Below, the
Exercise by the Board During the Relevant Period of
All the Powers of the Company to Repurchase A
Shares of Rmb1 Each of the Company in Issue and
Listed on the Shanghai Stock Exchange and H Shares
of Rmb1 Each of the Company in Issue and Listed on
the Hong Kong Stock Exchange, Subject to and in
Accordance with All Applicable Laws, Regulations
and Rules And/or Requirements of the Governmental
Or Regulatory Body of Securities in the Prc, the
Hong Kong Stock Exchange, the Shanghai Stock
Exchange Or Any Other Governmental Or Regulatory
Body be and is Hereby Approved; (b) the Aggregate
Nominal Amount of A Shares Authorised to be
Repurchased Pursuant to the Approval in Paragraph
(a) Contd                                           Management  For           Voted - For
Contd Above During the Relevant Period Shall Not
Exceed 10% of the Number Of-a Shares in Issue As at
the Date of the Passing of This Resolution and
The-passing of the Relevant Resolutions at the
Class Meetings of Shareholders Of-the Company.
Pursuant to the Prc Laws and Regulations, If the
Company Wishes-to Repurchase A Shares, the Company
is Required to Seek Further Approval From-its
Shareholders in A General Meeting for the
Repurchase of A Shares Even-where the General
Mandate Set Out Above is Granted, But the Company
is Not-required to Seek Shareholders' Approval at
the A Shareholders' Class Meeting-or the H
Shareholders' Class Meeting. the Aggregate Nominal
Amount of H- Shares Authorised to be Repurchased
Pursuant to the Approval in Paragraph (a)-above
During the Relevant Period Shall Not Exceed 10% of
the Number of H-contd                               Non-Voting                Non-Voting
Contd Shares in Issue As at the Date of the Passing
of This Resolution And-the Passing of the Relevant
Resolutions at the Class Meetings of
Shareholders-of the Company (c) the Approval in
Paragraph (a) Above Shall be Conditional-upon: the
Passing of A Special Resolution in the Same Terms
As the Resolution-set Out in This Paragraph (except
for This Sub-paragraph (c)) at the H- Shareholders'
Class Meeting of the Company to be Held on Friday,
9 May 2014-(or on Such Adjourned Date As May be
Applicable); and the A Shareholders'-class Meeting
of the Company to be Held on Friday, 9 May 2014 (or


222





GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
on Such- Adjourned Date As May be Applicable); (d)
Subject to the Approval of All-relevant Government
Authorities in the Prc for the Repurchase of Such
Shares-of the Company Being Granted and Subject to
the Above-mentioned Conditions,-the Contd           Non-Voting                Non-Voting
Contd Board be and is Hereby Authorised To: (i)
Execute All Such Documents-and Do All Such Acts and
Things and to Sign All Documents and to Take
Any-steps As They Consider Desirable, Necessary Or
Expedient in Connection With-and to Give Effect to
the Repurchase of Shares Contemplated Under
Paragraph-(a) Above in Accordance with the
Applicable Laws, Regulations and Rules; And-(ii)
Make Amendments to the Articles of Association of
the Company As Deemed-appropriate by the Board So
As to Reduce the Registered Capital of The-company
and to Reflect the New Capital Structure of the
Company and to Make-related Statutory Registration
and Fi Ling Procedures; and (e) for The-purpose of
This Resolution: "a Shares" Means Domestic Shares
in the Share-capital of the Company, with A Nominal
Value of Rmb1.00 Each, Which Are-subscribed Contd   Non-Voting                Non-Voting
Contd for and Traded in Renminbi by the Prc
Investors; "a Shareholder(s)"-means Holders of A
Share(s); "a Shareholders' Class Meeting" Means the
Class-meeting of A Shareholders; "board" Means the
Board of Directors of The- Company; "h Shares"
Means the Overseas Listed Foreign Shares in the
Share-capital of the Company, with A Nominal Value
of Rmb1.00 Each, Which Are-subscribed for and
Traded in Hong Kong Dollars "h Shareholder(s)"
Means- Holders of H Share(s); "h Shareholders'
Class Meeting" Means the Class-meeting of H
Shareholders; "hong Kong Stock Exchange" Means the
Stock-exchange of Hong Kong Limited; and "relevant
Period" Means the Period From-the Passing of This
Special Resolution Until Whichever is the Earlier
Of: (i)-the Conclusion of the Next Annual General
Meeting of the Company Following-the Passing of
This Contd                                          Non-Voting                Non-Voting
Contd Resolution; (ii) the Expiration of A Period
of Twelve Months Following-the Passing of This
Resolution at the Annual General Meeting, and
The-relevant Resolutions at the H Shareholders'
Class Meeting and the A-shareholders' Class
Meeting; Or (iii) the Date on Which the Authority-
Conferred by This Special Resolution is Revoked Or
Varied by A Special-resolution of Shareholders at A
General Meeting, Or by A Special Resolution-of
Shareholders at A H Shareholders' Class Meeting Or
an A Shareholders'-class Meeting                    Non-Voting                Non-Voting
25 Mar 2014: Please Note That This is A Revision
Due to Modification to the Te-xt of Resolution 18.
If You Have Already Sent in Your Votes, Please Do
Not Ret-urn This Proxy Form Unless You Decide to
Amend Your Original Instructions. Tha-nk You.       Non-Voting                Non-Voting


223





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 09-May-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321948.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321992.pdf                      Non-Voting                Non-Voting
1   That the Board be and is Hereby Authorised to
    Repurchase A Shares and H Shares of the Company:
    (a) Subject to Paragraphs (b) and (c) Below, the
    Exercise by the Board During the Relevant Period of
    All the Powers of the Company to Repurchase A
    Shares of Rmb1 Each of the Company in Issue and
    Listed on the Shanghai Stock Exchange and H Shares
    of Rmb1 Each of the Company in Issue and Listed on
    the Hong Kong Stock Exchange, Subject to and in
    Accordance with All Applicable Laws, Regulations
    and Rules And/or Requirements of the Governmental
    Or Regulatory Body of Securities in the Prc, the
    Hong Kong Stock Exchange, the Shanghai Stock
    Exchange Or Any Other Governmental Or Regulatory
    Body be and is Hereby Approved; (b) the Aggregate
    Nominal Amount of A Shares Authorised to be
    Repurchased Pursuant to the Approval in Paragraph
    (a) Contd                                           Management  For           Voted - For
    Contd Above During the Relevant Period Shall Not
    Exceed 10% of the Number Of-a Shares in Issue As at
    the Date of the Passing of This Resolution and
    The-passing of the Relevant Resolutions at the
    Annual General Meeting of The- Company and the A
    Shareholders' Class Meeting. Pursuant to the Prc
    Laws And- Regulations, If the Company Wishes to
    Repurchase A Shares, the Company Is-required to
    Seek Further Approval from Its Shareholders in A
    General Meeting-for the Repurchase of A Shares Even
    Where the General Mandate Set Out Above-is Granted,
    But the Company is Not Required to Seek
    Shareholders' Approval At-the A Shareholders' Class
    Meeting Or the H Shareholders' Class Meeting.
    The-aggregate Nominal Amount of H Shares Authorised
    to be Repurchased Pursuant To-the Approval in
    Paragraph (a) Above During the Relevant Period
    Shall Not-contd                                     Non-Voting                Non-Voting
    Contd Exceed 10% of the Number of H Shares in Issue
    As at the Date of The-passing of This Resolution
    and the Passing of the Relevant Resolutions at
    The-annual General Meeting of the Company and the A
    Shareholders' Class Meeting;-(c) the Approval in
    Paragraph (a) Above Shall be Conditional Upon:
    The-passing of A Special Resolution in the Same
    Terms As The                                        Non-Voting                Non-Voting
    Resolution Set Out-in This Paragraph (except for
    This Sub-paragraph (c)) at the Annual General-
    Meeting of the Company to be Held on Friday, 9 May
    2014 (or on Such Adjourned-date As May be


224





GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
Applicable); and the A Shareholders' Class Meeting
of The-company to be Held on Friday, 9 May 2014 (or
on Such Adjourned Date As May Be- Applicable); (d)
Subject to the Approval of All Relevant
Government-authorities in the Prc for the
Repurchase of Such Shares of the Company Being-contd                           Non-Voting
Contd Granted and Subject to the Above- Mentioned
Conditions, the Board be And-is Hereby Authorised
To: (i) Execute All Such Documents and Do All Such
Acts-and Things and to Sign All Documents and to
Take Any Steps As They Consider-desirable,
Necessary Or Expedient in Connection with and to
Give Effect To-the Repurchase of Shares
Contemplated Under Paragraph (a) Above in
Accordance-with the Applicable Laws, Regulations
and Rules; and (ii) Make Amendments To-the Articles
of Association of the Company As Deemed Appropriate
by the Board-so As to Reduce the Registered Capital
of the Company and to Reflect the New C-apital
Structure of the Company and to Make Related
Statutory Registration A-nd Fi Ling Procedures;
and (e) for the Purpose of This Resolution: "a
S-hares" Means Domestic Shares in the Share Capital
of the Company, Contd                                Non-Voting                Non-Voting
Contd with A Nominal Value of Rmb1.00 Each, Which
are Subscribed for And-traded in Renminbi by the
Prc Investors; "a Shareholder(s)" Means Holders
Of-a Share(s); "a Shareholders' Class Meeting"
Means the Class Meeting of A- Shareholders; "board"
Means the Board of Directors of the Company; "h
Shares"-means the Overseas Listed Foreign Shares in
the Share Capital of the Company,-with A Nominal
Value of Rmb1.00 Each, Which are Subscribed for and
Traded In-hong Kong Dollars; "h Shareholder(s)"
Means Holders of H Share(s); "h-shareholders' Class
Meeting" Means the Class Meeting of H Shareholders;
"hong-kong Stock Exchange" Means the Stock Exchange
of Hong Kong Limited; And-"relevant Period" Means
the Period from the Passing of This
Special-resolution Until Whichever is the Earlier
Of: (i) the Conclusion of the Next-annual Contd      Non-Voting                Non-Voting
Contd General Meeting of the Company Following the
Passing of This-resolution; (ii) the Expiration of
A Period of Twelve Months Following The-passing of
This Resolution at the H Shareholders' Class
Meeting and The-relevant Resolutions at the Annual
General Meeting and the A Shareholders'-class
Meeting; Or (iii) the Date on Which the Authority
Conferred by This-special Resolution is Revoked Or
Varied by A Special Resolution Of-shareholders at A
General Meeting, Or by A Special Resolution of
Shareholders-at A H Shareholders' Class Meeting Or
an A Shareholders' Class Meeting                     Non-Voting                Non-Voting


225


GLOBAL X CHINA CONSUMER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
GUANGZHOU AUTOMOBILE GROUP CO., LTD, PRC
CUSIP: Y2931M104
Meeting Date: 29-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712667.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712663.pdf                        Non-Voting                Non-Voting
1   Resolution in Relation to the Amendments to the
    Articles of Association of Guangzhou Automobile
    Group Co., Ltd                                      Management  For           Voted - For
Meeting Date: 16-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    254968 Due to Addition Of-resolutions 2.1 to 2.5.
    All Votes Received on the Previous Meeting Will be
    Dis-regarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1129/ltn-20131129885.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1129/ltn-20131129789.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1129/-ltn20131129781.pdf                     Non-Voting                Non-Voting
1   Resolution in Relation to the Application for
    Issuing Short-term Financing Bonds by the Company   Management  For           Voted - For
2.1 Resolution Regarding the Appointment of Independent
    Director of Guangzhou Automobile Group Co., Ltd: Fu
    Yuwu                                                Management  For           Voted - For
2.2 Resolution Regarding the Appointment of Independent
    Director of Guangzhou Automobile Group Co., Ltd:
    Lan Hailin                                          Management  For           Voted - For
2.3 Resolution Regarding the Appointment of Independent
    Director of Guangzhou Automobile Group Co., Ltd:
    Wang Susheng                                        Management  For           Voted - For
2.4 Resolution Regarding the Appointment of Independent
    Director of Guangzhou Automobile Group Co., Ltd:
    Leung Lincheong                                     Management  For           Voted - For
2.5 Resolution Regarding the Appointment of Independent
    Director of Guangzhou Automobile Group Co., Ltd: Li
    Fangjin                                             Management  For           Voted - For
Meeting Date: 30-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh


226





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    K/2014/0513/ltn20140513519.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0513/ltn20140513533.pdf                       Non-Voting                Non-Voting
1   Resolution in Relation to the Annual Report of the
    Company and Its Summary for the Year 2013            Management  For           Voted - For
2   Resolution in Relation to the Work Report of the
    Board of Directors of the Company for the Year 2013  Management  For           Voted - For
3   Resolution in Relation to the Work Report of the
    Supervisory Committee of the Company for the Year
    2013                                                 Management  For           Voted - For
4   Resolution in Relation to the Financial Report for
    the Year 2013                                        Management  For           Voted - For
5   Resolution in Relation to the Profit Distribution
    Proposal for the Year 2013                           Management  For           Voted - For
6   Resolution in Relation to the Adjustment of
    Allowance of Independent Directors                   Management  For           Voted - For
7   Resolution in Relation to the Appointment of the
    Auditors for the Year 2014                           Management  For           Voted - For
8   Resolution in Relation to the Appointment of the
    Internal Control Auditors for the Year 2014          Management  For           Voted - For
HENGAN INTERNATIONAL GROUP CO LTD
CUSIP: G4402L151
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151217.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151215.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Accounts and the Reports of the Directors and
    Auditors for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
3   To Re-elect Mr. Sze Man Bok As an Executive Director Management  For           Voted - For
4   To Re-elect Mr. Hui Lin Chit As an Executive
    Director                                             Management  For           Voted - For
5   To Re-elect Mr. Xu Chun Man As an Executive Director Management  For           Voted - For
6   To Re-elect Mr. Chan Henry As an Independent
    Non-executive Director                               Management  For           Voted - For
7   To Re-elect Ms. Ada Ying Kay Wong As an Independent
    Non-executive Director                               Management  For           Voted - For
8   To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                        Management  For           Voted - For
9   To Re-appoint Auditors and to Authorise the Board
    of Directors to Fix Their Remuneration               Management  For           Voted - For


227





                          GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Grant A General Mandate to the Board of
    Directors to Allot and Issue Shares                   Management  For           Voted - Against
11  To Grant A General Mandate to the Board of
    Directors to Exercise All Powers of the Company to
    Purchase Its Own Securities                           Management  For           Voted - For
12  To Extend the General Mandate Granted to the Board
    of Directors Pursuant to Resolution No. 10 Above by
    an Amount Representing the Aggregate Nominal Amount
    of Shares in the Capital of the Company Purchased
    by the Company Pursuant to the General Mandate
    Granted Pursuant to Resolution No. 11 Above           Management  For           Voted - Against
INTIME RETAIL (GROUP) CO LTD
CUSIP: G4922U103
Meeting Date: 30-May-14   Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn201404281078.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn201404281050.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting        Non-Voting                Non-Voting
1   To Receive and Approve the Audited Financial
    Statements and the Reports of the Directors (the
    "directors") and the Auditors (the "auditors") of
    the Company for the Year Ended 31 December 2013       Management  For           Voted - For
2   To Declare A Final Dividend of Rmb0.11 Per Share      Management  For           Voted - For
3.A.i To Re-elect Mr. Chen Xiaodong As Executive Director Management  For           Voted - For
3.Aii To Re-elect Mr. Liu Dong As Non- Executive Director Management  For           Voted - For
3Aiii To Re-elect Mr. Yu Ning As Independent
    Non-executive Director                                Management  For           Voted - For
3.B To Authorise the Board of Directors ("board") to
    Fix the Remuneration of the Directors                 Management  For           Voted - For
4   To Re-appoint Ernst & Young As the Auditors and to
    Authorize the Board to Fix the Remuneration of the
    Auditors                                              Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Repurchase the Shares                                 Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with the Shares                 Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Issue Shares by the Number of Shares
    Repurchased                                           Management  For           Voted - Against
Meeting Date: 24-Jun-14   Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting        Non-Voting                Non-Voting


228





                             GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0609/ltn20140609059.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0609/ltn20140609057.pdf                      Non-Voting                Non-Voting
1     (a) to Approve the Subscription Agreement, the
      Issue of Subscription Shares and the Convertible
      Bonds As Detailed in the Notice; and (b) to Grant A
      Specific Mandate for the Allotment and Issue of the
      Subscription Shares and the Conversion Shares to
      Alibaba Investment Limited in Accordance with the
      Subscription Agreement and the Bond Instrument As
      Detailed in the Notice                              Management  For           Voted - For
2     To Approve the Whitewash Waiver As Detailed in the
      Notice                                              Management  For           Voted - For
3     To Approve That Any One Director And/or Company
      Secretary of the Company be and is Hereby
      Authorised for and on Behalf of the Company to
      Execute All Such Documents and Do All Such Acts Or
      Things As He/she May in His/her Absolute Discretion
      Consider to be Necessary, Desirable, Appropriate Or
      Expedient to Implement Or Give Effect to Or in
      Connection with the Transactions Contemplated in
      the Subscription Agreement and the Bond Instrument  Management  For           Voted - For
4     To Approve the Amendment of Granted Options Held by
      Mr. Chen Xiaodong As Further Described Under the
      Section Entitled Amendment of Terms of Share
      Options Granted in the Shareholders Circular of the
      Company Dated 9 June, 2014                          Management  For           Voted - For
LI NING COMPANY LTD
CUSIP: G5496K124
Meeting Date: 30-May-14      Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0409/ltn20140409464.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0409/ltn20140409529.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Adopt the Audited Financial
      Statements and Reports of the Directors and the
      Auditor of the Company for the Year Ended 31
      December 2013                                       Management  For           Voted - For
2.i.a To Re-elect Mr. Zhang Zhi Yong As an Executive
      Director of the Company (the "director")            Management  For           Voted - For
2.i.b To Re-elect Mr. Chen Yue, Scott As A Non-executive
      Director                                            Management  For           Voted - For


229





                         GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.i.c To Re-elect Ms. Wang Ya Fei As an Independent
      Non-executive Director                              Management  For           Voted - For
2.ii  To Authorise the Board of Directors (the "board")
      to Fix the Directors' Remuneration                  Management  For           Voted - For
3     To Re-appoint Messrs. PricewaterhouseCoopers,
      Certified Public Accountants, As the Auditor of the
      Company and to Authorise the Board to Fix Their
      Remuneration                                        Management  For           Voted - For
4     To Give A General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares of the
      Company ("shares")                                  Management  For           Voted - Against
5     To Give A General Mandate to the Directors to
      Repurchase Shares                                   Management  For           Voted - For
6     To Extend the General Mandate Granted to the
      Directors Under Resolution No.4 by Adding the
      Shares Repurchased by the Company Pursuant to the
      General Mandate Granted to the Directors Under
      Resolution No.5                                     Management  For           Voted - Against
7.a   To Approve and Adopt the New Share Option Scheme of
      the Company                                         Management  For           Voted - For
7.b   To Terminate the Existing Share Option Scheme of
      the Company                                         Management  For           Voted - For
MELCO CROWN ENTERTAINMENT LTD.
CUSIP: 585464100 TICKER: MPEL
Meeting Date: 26-Mar-14  Meeting Type: Special
1.    That (a) the Declaration and Payment of A Special
      Dividend of Us$0.1147 Per Ordinary Share of the
      Company Out of the Share Premium Account of the
      Company Pursuant to Article 147 of the Articles of
      Association of the Company and in Accordance with
      the Cayman Companies Law (as Amended) of the Cayman
      Islands (the (due to Space Limits, See Proxy
      Material for Full Proposal)                         Management  For           Voted - For
Meeting Date: 21-May-14  Meeting Type: Annual
1)    To Ratify the Annual Report on Form 20-f Filed with
      the U.S. Securities and Exchange Commission, and to
      Receive and Adopt the Audited Consolidated
      Financial Statements and the Directors' and
      Auditors' Reports, for the Year Ended December 31,
      2013.                                               Management  For           Voted - For
2A)   To Re-elect Mr. Clarence Yuk Man Chung As A
      Non-executive Director of the Company.              Management  For           Voted - Against
2B)   To Re-elect Mr. William Todd Nisbet As A
      Non-executive Director of the Company.              Management  For           Voted - Against
2C)   To Re-elect Mr. James Andrew Charles Mackenzie As
      an Independent Non-executive Director of the
      Company.                                            Management  For           Voted - For


230





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2D)  To Re-elect Mr. Thomas Jefferson Wu As an
     Independent Non-executive Director of the Company.  Management  For           Voted - For
3)   To Authorize the Board of Directors to Fix the
     Remuneration of the Directors of the Company.       Management  For           Voted - For
4)   To Ratify the Appointment of and Re- Appoint the
     Independent Auditors of the Company, Deloitte
     Touche Tohmatsu, and to Authorize the Board of
     Directors to Fix Their Remuneration.                Management  For           Voted - For
5)   To Grant A General and Unconditional Mandate to the
     Board of Directors to Issue New Shares of the
     Company                                             Management  For           Voted - Against
6)   To Grant A General and Unconditional Mandate to the
     Board of Directors to Repurchase Shares of the
     Company                                             Management  For           Voted - For
7)   To Extend the General Mandate Granted to the Board
     of Directors to Issue New Shares of the Company     Management  For           Voted - Against
PARKSON RETAIL GROUP LTD, GEORGE TOWN
CUSIP: G69370115
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0411/ltn20140411200.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0411/ltn20140411254.pdf                      Non-Voting                Non-Voting
1    To Receive the Audited Consolidated Financial
     Statements and the Reports of the Directors and
     Auditors for the Year Ended 31 December 2013        Management  For           Voted - For
2    To Approve the Declaration of A Final Dividend of
     Rmb0.01 Per Share                                   Management  For           Voted - For
3.i  To Re-elect Mr. Werner Josef Studer As an
     Independent Non-executive Director of the Company   Management  For           Voted - For
3.ii To Authorize the Board of Directors to Fix the
     Directors' Remuneration                             Management  For           Voted - For
4    To Re-appoint Messrs. Ernst & Young As Auditors and
     Authorize the Board of Directors to Fix Their
     Remuneration                                        Management  For           Voted - For
5.A  To Grant A General Mandate to the Directors to
     Repurchase Shares Up to A Maximum of 10% of the
     Existing Issued Share Capital of the Company        Management  For           Voted - For
5.B  To Grant A General Mandate to the Directors to
     Allot, Issue Or Deal with New Shares Up to A
     Maximum of 20% of the Existing Issued Share Capital
     of the Company                                      Management  For           Voted - Against
5.C  To Extend the General Mandate Granted to the
     Directors to Issue New Shares by the Number of
     Shares Repurchased                                  Management  For           Voted - Against


231





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SHANDONG WEIGAO GROUP MEDICAL POLYMER CO LTD
CUSIP: Y76810103
Meeting Date: 15-Nov-13 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0926/ltn20130926214.pdf,-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0926/ltn20130926204.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0926/ltn20130926192.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Distribution of Interim
    Dividend of Rmb0.029 Per Share (inclusive of Tax)
    for the Six Months Ended 30 June 2013 to be
    Distributed to All Shareholders Whose Names Appear
    on the Register of Members of the Company at the
    Close of Business on 27 November 2013               Management  For           Voted - For
2   I) to Consider and Approve the Continuing Connected
    Transactions Contemplated Under the Framework
    Purchase Agreement Entered Into Between the Group
    and Weigao Holding Group As Set Out in the "letter
    from the Board" As Contained in the Circular of the
    Company Dated 27 September 2013; and II) with the
    Annual Caps Amounts of Rmb180 Million, Rmb230
    Million and Rmb302 Million for the Respective Three
    Years Ending 31 December 2014, 2015 and 2016        Management  For           Voted - For
3   I) to Consider and Approve the Continuing Connected
    Transactions Contemplated Under the Framework Sales
    Agreement Entered Into Between the Group and Weigao
    Holding Group As Set Out in the "letter from the
    Board" As Contained in the Circular of the Company
    Dated 27 September 2013; and II) with the Annual
    Caps Amounts of Rmb28 Million, Rmb35 Million and
    Rmb44 Million for the Respective Three Years Ending
    31 December 2014, 2015 and 2016                     Management  For           Voted - For
4   I) to Consider and Approve the Continuing Connected
    Transactions Contemplated Under the Framework
    Tenancy Agreement Entered Into Between the Group
    and Weigao Holding Group As Set Out in the "letter
    from the Board" As Contained in the Circular of the
    Company Dated 27 September 2013; and II) with the
    Annual Caps Amounts of Rmb25 Million, Rmb25 Million
    and Rmb25 Million for the Respective Three Years
    Ending 31 December 2014, 2015 and 2016              Management  For           Voted - For
5   I) to Consider and Approve the Continuing Connected
    Transactions Contemplated Under the Framework
    Services Agreement Entered Into Between the Group
    and Weigao Holding Group As Set Out in the "letter
    from the Board" As Contained in the Circular of the


232





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company Dated 27 September 2013; and II) with the
    Annual Caps Amounts of Rmb64 Million, Rmb70 Million
    and Rmb78 Million for the Respective Three Years
    Ending 31 December 2014, 2015 and 2016              Management  For           Voted - For
6   To Consider and Approve, Subject to Fulfillment of
    All Relevant Conditions And/or All Necessary
    Approvals And/or Consents from the Relevant Prc
    Authorities and Bodies Being Obtained And/ Or the
    Procedures As Required Under the Laws and
    Regulations of the Prc Being Completed, the
    Amendments to the Articles of Associations of the
    Company (as Described in the Appendix I of This
    Circular) As A Result of the Change in Number of
    Directors                                           Management  For           Voted - For
SHENZHOU INTERNATIONAL GROUP LTD
CUSIP: G8087W101
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425811.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425841.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Consolidated Audited
    Financial Statements and the Reports of the
    Directors and the Independent Auditors of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Approve and Declare the Payment of A Final
    Dividend (including A Special Dividend) for the
    Year Ended 31 December 2013                         Management  For           Voted - For
3   To Re-elect Mr. Chen Genxiang As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
4   To Re-elect Mr. Chen Xu As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
5   To Re-elect Ms. Chen Zhifen As an Executive
    Director of the Company                             Management  For           Voted - Against
6   To Re-elect Mr. Jiang Xianpin As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
7   To Re-elect Mr. Wang Cunbo As an Executive Director
    of the Company                                      Management  For           Voted - Against
8   To Authorise the Board of Directors of the Company
    (the "board") to Fix the Remuneration of the
    Directors                                           Management  For           Voted - For
9   To Re-appoint Ernst & Young As the Company's
    Auditors and to Authorise the Board to Fix Their
    Remuneration                                        Management  For           Voted - For


233





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Grant A General Mandate to the Directors of the
    Company to Allot, Issue and Deal with the Company's
    Shares                                              Management  For           Voted - Against
11  To Grant A General Mandate to the Directors of the
    Company to Repurchase the Company's Shares          Management  For           Voted - For
12  To Add the Nominal Value of the Shares Repurchased
    by the Company to the Mandate Granted to the
    Directors Under Resolution No. 10                   Management  For           Voted - Against
SINOPHARM GROUP CO LTD
CUSIP: Y8008N107
Meeting Date: 18-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0902/ltn201309021071.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0902/ltn201309021023.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Appointment of Mr. Wang Fucheng As A Non- Executive
    Director of the Second Session of the Board of
    Directors of the Company (the "board"), to
    Authorize the Board to Fix the Remuneration, and to
    Authorize the Chairman of the Board Or the
    Executive Director of the Company to Enter Into the
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds with Him           Management  For           Voted - Against
2   To Consider And, If Thought Fit, to Approve the
    Appointment of Mr. Li Dongjiu As A Non-executive
    Director of the Second Session of the Board, to
    Authorize the Board to Fix the Remuneration, and to
    Authorize the Chairman of the Board Or the
    Executive Director of the Company to Enter Into the
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds with Him           Management  For           Voted - Against
SUN ART RETAIL GROUP LTD, HONG KONG
CUSIP: Y8184B109
Meeting Date: 15-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0317/ltn20140317085.pdf-and-


234





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0317/ltn20140317063.pdf                      Non-Voting                Non-Voting
1   To Receive the Audited Consolidated Financial
    Statements and the Reports of the Directors (the
    "directors") and Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend of Hkd 0.28 Per Share
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3.a To Re-elect Ms. Karen Yifen Chang As Independent
    Non-executive Director                              Management  For           Voted - For
3.b To Re-elect Mr. Desmond Murray As Independent
    Non-executive Director                              Management  For           Voted - For
3.c To Re-elect Mr. He Yi As Independent Non- Executive
    Director                                            Management  For           Voted - For
3.d To Authorize the Board of Directors (the "board")
    to Fix the Respective Directors' Remuneration       Management  For           Voted - For
4   To Re-appoint KPMG As Auditors and to Authorize the
    Board to Fix Their Remuneration                     Management  For           Voted - For
5   To Give A General Mandate to the Directors to
    Repurchase Shares of the Company Not Exceeding 10%
    of the Total Number of Issued Shares in the Share
    Capital of the Company As at the Date of This
    Resolution                                          Management  For           Voted - For
6   To Give A General Mandate to the Directors to
    Issue, Allot and Deal with Additional Shares of the
    Company Not Exceeding 20% of the Total Number of
    Issued Shares in the Share Capital of the Company
    As at the Date of This Resolution                   Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Issue, Allot and Deal with Additional
    Shares in the Capital of the Company by the
    Aggregate Number of the Shares Repurchased by the
    Company                                             Management  For           Voted - Against
TINGYI (CAYMAN ISLANDS) HOLDING CORP
CUSIP: G8878S103
Meeting Date: 30-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1206/ltn20131206201.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1206/ltn20131206191.pdf                      Non-Voting                Non-Voting
1   To Approve, Ratify, Confirm and Authorise (i) the
    Tzci Supply Agreement (as Defined in the Circular
    of the Company Dated 6 December 2013 (the
    "circular")) and the Transactions Contemplated
    Thereunder; (ii) the Annual Caps in Relation to the


235





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Tzci Supply Agreement; and (iii) Any One Director
    of the Company for and on Behalf of the Company to
    Execute All Such Other Documents, Instruments and
    Agreements and Make Any Amendments to the Tzci
    Supply Agreement and Any Other Documents and to Do
    All Such Acts Or Things Deemed by Him/them to be
    Incidental To, Ancillary to Or in Connection with
    the Matters Contemplated Under the Tzci Supply
    Agreement                                           Management  For           Voted - For
2   To Approve, Ratify, Confirm and Authorise (i) the
    Tfs Supply Agreement (as Defined in the Circular)
    and the Transactions Contemplated Thereunder; (ii)
    the Annual Caps in Relation to the Tfs Supply
    Agreement; and (iii) Any One Director of the
    Company for and on Behalf of the Company to Execute
    All Such Other Documents, Instruments and
    Agreements and Make Any Amendments to the Tfs
    Supply Agreement and Any Other Documents and to Do
    All Such Acts Or Things Deemed by Him/them to be
    Incidental To, Ancillary to Or in Connection with
    the Matters Contemplated Under the Tfs Supply
    Agreement                                           Management  For           Voted - For
    09 Dec 2013: Please Note That This is A Revision
    Due to Change in Record Date.-if You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn20140409253.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn20140409247.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Accounts and
    the Reports of the Directors and Auditors for the
    Year Ended 31 December 2013                         Management  For           Voted - For
2   To Declare the Payment of A Final Dividend for the
    Year Ended 31 December 2013                         Management  For           Voted - For
3.A To Re-elect Mr. Junichiro Ida As an Executive
    Director and to Authorize the Directors to Fix His
    Remuneration                                        Management  For           Voted - For
3.B To Re-elect Mr. Wei Ying-chiao As an Executive
    Director and to Authorize the Directors to Fix His
    Remuneration                                        Management  For           Voted - For
3.C To Re-elect Mr. Teruo Nagano As an Executive
    Director and to Authorize the Directors to Fix His
    Remuneration                                        Management  For           Voted - For
3.D To Re-elect Mr. Hsu Shin-chun Who Has Served the
    Company for More Than Nine Years As an Independent


236





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Non-executive Director and to Authorize the
    Directors to Fix His Remuneration                   Management  For           Voted - For
4   To Re-appoint Auditors of the Company and Authorise
    the Directors to Fix Their Remuneration             Management  For           Voted - For
5   To Consider and Approve the General Mandate for
    Issue of Shares                                     Management  For           Voted - Against
6   To Consider and Approve the General Mandate to
    Repurchase Shares in the Capital of the Company     Management  For           Voted - For
7   To Consider and Approve That the Aggregate Nominal
    Amount of Shares Which are Repurchased by the
    Company Shall be Added to the Aggregate Nominal
    Amount of the Shares Which May be Alloted Pursuant
    to the General Mandate for Issue of Shares          Management  For           Voted - Against
Meeting Date: 14-May-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417214.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417248.pdf                      Non-Voting                Non-Voting
1   To Consider, Confirm, Approve and Ratify the
    Agreement (as Defined and More Particularly Set Out
    in the Notice Convening the Extraordinary General
    Meeting); and to Authorise Any One Director of the
    Company to Do All Such Acts Or Things and to Sign
    and Execute All Such Other Or Further Documents and
    to Take All Such Steps Which in the Opinion of the
    Director of the Company May be Necessary,
    Appropriate, Desirable Or Expedient to Implement
    And/or Give Effects to the Agreement and the
    Transactions Contemplated Thereunder                Management  For           Voted - For
TSINGTAO BREWERY CO LTD
CUSIP: Y8997D102
Meeting Date: 16-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn201404291630.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn201404291640.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Resolution of
    Amendments to the Articles of Association and Its
    Appendix                                            Management  For           Voted - For


237





    GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Company's 2013 Work
    Report of the Board of Directors                     Management  For           Voted - For
3   To Consider and Approve the Company's 2013 Work
    Report of Board of Supervisors                       Management  For           Voted - For
4   To Consider and Approve the Company's 2013
    Financial Statements (audited)                       Management  For           Voted - For
5   To Consider and Approve the Company's 2013 Profit
    Distribution (including Dividends Distribution)
    Proposal                                             Management  For           Voted - For
6   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers Zhong Tian LLP As the
    Company's Auditor for Year 2014 and Fix Its
    Remunerations Not Exceeding Rmb6.6 Million           Management  For           Voted - For
7   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers Zhong Tian LLP As the
    Company's Internal Control Auditor for Year 2014
    and Fix Its Remunerations Not Exceeding Rmb1.98
    Million                                              Management  For           Voted - For
8.1 To Consider and Approve to Elect Mr. Sun Ming Bo As
    the Company's Executive Director                     Management  For           Voted - For
8.2 To Consider and Approve to Elect Mr. Huang Ke Xing
    As the Company's Executive Director                  Management  For           Voted - For
8.3 To Consider and Approve to Elect Ms. Jiang Hong As
    the Company's Executive Director                     Management  For           Voted - For
8.4 To Consider and Approve to Elect Mr. Yu Zhu Ming As
    the Company's Executive Director                     Management  For           Voted - For
8.5 To Consider and Approve to Elect Mr. Yasutaka
    Sugiura As the Company's Non-executive Director      Management  For           Voted - For
8.6 To Consider and Approve to Elect Mr. Wang Xue Zheng
    As the Company's Independent Non- Executive Director Management  For           Voted - For
8.7 To Consider and Approve to Elect Mr. Ma Hai Tao As
    the Company's Independent Non-executive Director     Management  For           Voted - For
8.8 To Consider and Approve to Elect Mr. Ben Sheng Lin
    As the Company's Independent Non-executive Director  Management  For           Voted - For
8.9 To Consider and Approve to Elect Mr. Jiang Min As
    the Company's Independent Non-executive Director     Management  For           Voted - For
9.1 To Consider and Approve to Elect Mr. Duan Jia Jun
    As the Company's Supervisor As Shareholders'
    Representative                                       Management  For           Voted - Against
9.2 To Consider and Approve to Elect Mr. Katsuyuki
    Kawatsura As the Company's Supervisor As
    Shareholders' Representative                         Management  For           Voted - For
9.3 To Consider and Approve to Elect Ms. Li Yan As the
    Company's Supervisor As Shareholders' Representative Management  For           Voted - For
9.4 To Consider and Approve to Elect Mr. Wang Ya Ping
    As the Company's Supervisor As Shareholders'
    Representative                                       Management  For           Voted - For
10  To Consider and Approve the Remuneration Program
    for the Members of the New Board of Directors and
    Board of Supervisors, and Authorize the Board to
    Determine the Individual Remuneration for Each
    Director and Supervisor                              Management  For           Voted - For


238





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Consider and Approve the Resolution of
    Purchasing "liability Insurance for Directors,
    Supervisors and Senior Management Officers" for
    Each Member of the New Board of Directors, Board of
    Supervisors and Senior Management Officers          Management  For           Abstain
UNI-PRESIDENT CHINA HOLDINGS LTD
CUSIP: G9222R106
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324035.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324027.pdf                      Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries and the Reports of the Directors
    ("directors") and the Auditors of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Mr. Lo Chih-hsien As an Executive
    Director                                            Management  For           Voted - Against
3.b To Re-elect Mr. Chen Kuo-hui As an Executive
    Director                                            Management  For           Voted - Against
3.c To Re-elect Mr. Chen Sun-te As an Independent
    Non-executive Director                              Management  For           Voted - Against
3.d To Re-elect Mr. Fan Ren-da, Anthony As an
    Independent Non-executive Director                  Management  For           Voted - For
4   To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                       Management  For           Voted - For
5   To Re-appoint PricewaterhouseCoopers As the
    Auditors of the Company and Authorise the Board of
    Directors to Fix Their Remuneration                 Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with the Unissued Shares of
    Hkd 0.01 Each in the Share Capital of the Company,
    the Aggregate Nominal Amount of Which Shall Not
    Exceed 20% of the Aggregate Nominal Amount of the
    Issued Share Capital of the Company As at the Date
    of Passing of This Resolution                       Management  For           Voted - Against
7   To Grant A General Mandate to the Directors to
    Repurchase the Company's Shares Up to 10% of the
    Issued Share Capital of the Company As at the Date
    of Passing of This Resolution                       Management  For           Voted - For
8   To Add the Nominal Amount of the Shares in the
    Company Repurchased by the Company to the General


239





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Mandate Granted to the Directors Under Resolution
    No. 6 Above                                         Management  For           Voted - Against
WANT WANT CHINA HOLDINGS LTD
CUSIP: G9431R103
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324275.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324221.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting.     Non-Voting                Non-Voting
1   To Consider and Approve the Financial Statements
    and the Reports of the Directors and the Auditor
    for the Year Ended 31 December 2013                 Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Mr. Tsai Wang-chia As A Director of the
    Company                                             Management  For           Voted - For
3.b To Re-elect Mr. Chan Yu-feng As A Director of the
    Company                                             Management  For           Voted - For
3.c To Re-elect Mr. Tsai Shao-chung As A Director of
    the Company                                         Management  For           Voted - For
3.d To Re-elect Dr. Pei Kerwei As A Director of the
    Company                                             Management  For           Voted - For
3.e To Re-elect Mr. Chien Wen-guey As A Director of the
    Company                                             Management  For           Voted - For
3.f To Authorize the Board of Directors of the Company
    to Fix the Remuneration of All the Directors of the
    Company                                             Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As the
    Company's Auditor and Authorize the Board of
    Directors of the Company to Fix Their Remuneration
    for the Period Ending 31 December 2014              Management  For           Voted - For
5   To Grant A General Mandate to the Directors of the
    Company to Exercise the Powers of the Company to
    Repurchase the Shares of the Company in Accordance
    with Ordinary Resolution Number 5 As Set Out in the
    Notice of Annual General Meeting                    Management  For           Voted - For
6   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue and Deal with Additional
    Shares of the Company in Accordance with Ordinary
    Resolution Number 6 As Set Out in the Notice of
    Annual General Meeting                              Management  For           Voted - Against
7   Conditional Upon Ordinary Resolutions Number 5 and
    6 Being Passed, to Extend the General Mandate
    Granted to the Directors of the Company to Allot,
    Issue and Deal with Additional Shares of the


240





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company in Accordance with Ordinary Resolution
    Number 7 As Set Out in the Notice of Annual General
    Meeting                                             Management  For           Voted - Against
WUMART STORES INC
CUSIP: Y97176112
Meeting Date: 14-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1",
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0128/ltn20140128089.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0128/ltn20140128095.pdf                      Non-Voting                Non-Voting
1   To Consider and to Approve the Grant Of, at A Price
    of Rmb4.63 Per Share, 1,000,000 Incentive Shares to
    Each of the Three Executive Directors, Namely Madam
    Xu Ying, Mr. Xu Shao-chuan and Dr. Yu Jian-bo; and
    500,000 Incentive Shares to Mr. Zhang Zheng-yang, A
    Supervisor; and the Authorization to the Board (or
    Bodies Or Persons Duly Authorised by the Board) to
    Determine and Deal with All Related Matters         Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512047.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512039.pdf                      Non-Voting                Non-Voting
I.1 To Consider And, If Thought Fit, Approve the
    Audited Consolidated Financial Statements of the
    Company and Its Subsidiaries for the Year 2013 and
    the Independent Auditor's Report Thereon            Management  For           Voted - For
I.2 To Consider And, If Thought Fit, Approve the
    Company's Final Dividend of Rmb0.25 Per Share
    (before Tax) for the Year 2013                      Management  For           Voted - For
I.3 To Consider And, If Thought Fit, Approve the Report
    of the Board of Directors of the Company (the
    ''board'') for the Year 2013                        Management  For           Voted - For
I.4 To Consider And, If Thought Fit, Approve the Report
    of the Supervisory Committee of the Company for the
    Year 2013                                           Management  For           Voted - For
I.5 To Consider And, If Thought Fit, Approve the
    Company to Re-appoint Deloitte Touche Tohmatsu
    Certified Public Accountants LLP and Deloitte
                                                        241







GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
Touche Tohmatsu As the Company's Prc and
International Auditors, Respectively, for A Term
Expiring Upon the Conclusion of the 2014 Annual
General Meeting of the Company and to Authorise the
Board to Fix Their Remuneration in Accordance with
the Actual Work Performed by the Auditors and
Market Conditions                                         Management  For           Voted - For
I.6.A To Elect Madam Xu Ying As an Executive Director of
the Fifth Session of the Board                            Management  For           Voted - For
I.6.B To Elect Mr. Xu Shao-chuan As an Executive Director
of the Fifth Session of the Board                         Management  For           Voted - For
I.6.C To Elect Dr. Yu Jian-bo As an Executive Director of
the Fifth Session of the Board                            Management  For           Voted - For
I.6.D To Elect Dr. Meng Jin-xian As A Non- Executive
Director of the Fifth Session of the Board                Management  For           Voted - For
I.6.E To Elect Mr. Li Lu-an As an Independent
Non-executive Director of the Fifth Session of the
Board                                                     Management  For           Voted - For
I.6.F To Elect Mr. Lu Jiang As an Independent
Non-executive Director of the Fifth Session of the
Board                                                     Management  For           Voted - For
I.6.G To Elect Mr. Wang Jun-yan As an Independent
Non-executive Director of the Fifth Session of the
Board                                                     Management  For           Voted - For
I.7 To Consider and If Thought Fit Approve the
Remuneration of the Directors                             Management  For           Voted - For
I.8.A To Elect Mr. Fan Kui-jie As an Independent
Supervisor of the Fifth Session of the Supervisory
Committee                                                 Management  For           Voted - For
I.8.B To Elect Madam Xu Ning-chun As an Independent
Supervisor of the Fifth Session of the Supervisory
Committee                                                 Management  For           Voted - For
I.9 To Consider and If Thought Fit Approve the
Remuneration of the Supervisors                           Management  For           Voted - For
II.10 To Consider And, If Thought Fit, Approve the
Amendments to Article 3 of the Articles of
Association of the Company                                Management  For           Voted - For
II.11 To Consider And, If Thought Fit, Approve the
Amendments to Article 13 of the Articles of
Association of the Company                                Management  For           Voted - For
II.12 To Consider and Approve, If Thought Fit, the
Amendments to Article 92 of the Articles of
Association of the Company                                Management  For           Voted - For
II.13 To Consider and Approve, If Thought Fit, the
General Mandate to Repurchase H Shares                    Management  For           Voted - For
II.14 To Consider And, If Thought Fit, Approve the
Company to Issue Additional H Shares and Additional
Domestic Shares in the Capital of the Company and
to Grant the Board A General Mandate to Issue
Additional Shares                                         Management  For           Voted - Against
III To Consider and Approve, If Thought Fit, the
Provisional Resolutions, If Any, Put Forth in
Writing by the Shareholders of the Company Who Hold
5% Or More of the Voting Shares of the Company            Management  For           Voted - Against


242





                        GLOBAL X CHINA CONSUMER ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 27-Jun-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512037.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512045.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting             Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, Approve the
    General Mandate to Repurchase H Shares             Management  For           Voted - For


243


GLOBAL X CHINA ENERGY ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ANTON OILFIELD SERVICES GROUP
CUSIP: G03999102
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0428/ltn201404281351.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0428/ltn201404281264.pdf                     Non-Voting                Non-Voting
1    To Receive and Adopt the Audited Consolidated
     Financial Statements of the Company and the Reports
     of the Directors and Auditors for the Year Ended 31
     December 2013                                       Management  For           Voted - For
2    To Declare A Final Dividend for the Year Ended 31
     December 2013                                       Management  For           Voted - For
3.Ai To Re-elect Mr. Luo Lin As an Executive Director    Management  For           Voted - For
3.Aii To Re-elect Mr. Zhang Yongyi As an Independent
     Non-executive Director                              Management  For           Voted - For
3Aiii To Re-elect Mr. Zhu Xiaoping As an Independent
     Non-executive Director                              Management  For           Voted - For
3.AivTo Re-elect Mr. Wang Mingcai As an Independent
     Non-executive Director                              Management  For           Voted - For
3.Av To Authorise the Board of Directors to Fix the
     Remuneration of the Directors                       Management  For           Voted - For
4    To Re-appoint PricewaterhouseCoopers As Auditors of
     the Company and Authorise the Board of Directors to
     Fix Their Remuneration                              Management  For           Voted - For
5.A  To Give A General Mandate to the Directors to
     Allot, Issue and Deal with Additional Shares Not
     Exceeding 20% of the Issued Share Capital of the
     Company                                             Management  For           Voted - Against
5.B  To Give A General Mandate to the Directors to
     Repurchase Shares Not Exceeding 10% of the Issued
     Share Capital of the Company                        Management  For           Voted - For
5.C  To Extend the Authority Given to the Directors
     Pursuant to Ordinary Resolution No. 5(a) to Issue
     Shares by Adding to the Issued Share Capital of the
     Company the Number of Shares Repurchased Under
     Ordinary Resolution No. 5(b)                        Management  For           Voted - Against


244


GLOBAL X CHINA ENERGY ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BEIJING ENTERPRISES HOLDINGS LTD
CUSIP: Y07702122
Meeting Date: 08-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1018/ltn20131018047.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1018/ltn20131018041.pdf                      Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
1   To Confirm, Approve, Authorize and Ratify the
    Entering Into of the Sale and Purchase Agreement
    and the Supplemental Agreement (both As Defined in
    the Notice Convening the Meeting) and the
    Transactions Contemplated Thereunder (including the
    Issuance of the Consideration Shares) and the
    Implementation Thereof and to Authorize Any One
    Director of the Company for and on Behalf of the
    Company to Execute (and, If Necessary, Affix the
    Common Seal of the Company) Any Such Documents,
    Instruments and Agreements and to Do Any Such Acts
    Or Things As May be Deemed by Him in His Absolute
    Discretion to be Incidental To, Ancillary to Or in
    Connection with the Matters Contemplated in the
    Sale and Purchase Agreement and the Transactions
    Contemplated Thereunder (including the Issuance of
    the Consideration Shares) and the Implementation
    Thereof                                             Management  For           Voted - For
Meeting Date: 18-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0516/ltn20140516286.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0516/ltn20140516278.pdf                      Non-Voting                Non-Voting
1   To Receive the Audited Consolidated Financial
    Statements and Reports of the Directors and of the
    Auditors for the Year Ended 31 December 2013        Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3.1 To Re-elect Mr. Hou Zibo As Director                Management  For           Voted - For
3.2 To Re-elect Mr. Zhou Si As Director                 Management  For           Voted - For
3.3 To Re-elect Mr. Li Fucheng As Director              Management  For           Voted - For
3.4 To Re-elect Mr. Li Yongcheng As Director            Management  For           Voted - For
3.5 To Re-elect Mr. Liu Kai As Director                 Management  For           Voted - For


245





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.6 To Re-elect Mr. E Meng As Director                  Management  For           Voted - For
3.7 To Re-elect Mr. Robert A. Theleen As Director       Management  For           Voted - Against
3.8 To Re-elect Dr. Yu Sun Say As Director              Management  For           Voted - For
3.9 To Authorise the Board of Directors to Fix
    Directors' Remuneration                             Management  For           Voted - For
4   To Re-appoint Messrs. Ernst & Young As Auditors and
    to Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
5   To Give A General Mandate to the Directors to Buy
    Back Shares Not Exceeding 10% of the Total Number
    of Shares of the Company in Issue on the Date of
    This Resolution                                     Management  For           Voted - For
6   To Give A General Mandate to the Directors to
    Issue, Allot and Deal with Additional Shares Not
    Exceeding 20% of the Total Number of Shares of the
    Company in Issue on the Date of This Resolution     Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Issue Shares in the Capital of the
    Company by the Number of Shares Bought Back         Management  For           Voted - Against
CHINA COAL ENERGY CO LTD
CUSIP: Y1434L100
Meeting Date: 05-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0516/ltn20130516201.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0516/ltn20130516179.pdf                        Non-Voting                Non-Voting
1   To Consider and If Thought Fit, to Approve the
    Investment in Constructing China Coal Shaanxi Yulin
    Energy and Chemical Co., Ltd. Methanol Acetic Acid
    Series Deep Processing and Comprehensive
    Utilization Project                                 Management  For           Voted - For
Meeting Date: 13-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0328/ltn20140328483.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0328/ltn20140328505.pdf                      Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Report of the Board of Directors of the Company
    (the "board") for the Year Ended 31 December 2013   Management  For           Voted - For
2   To Consider And, If Thought Fit, to Approve the
    Report of the Supervisory Committee of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For


246





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider And, If Thought Fit, to Approve the
    Audited Financial Statements of the Company for the
    Year Ended 31 December 2013                         Management  For           Voted - For
4   To Consider And, If Thought Fit, to Approve the
    Profit Distribution Proposal of the Company,
    Namely, the Proposal for Distribution of A Final
    Dividend of Rmb0.081 Per Share (tax Inclusive) in
    an Aggregate Amount of Approximately
    Rmb1,072,680,600 for the Year Ended 31 December
    2013, and to Authorise the Board of Directors of
    the Company to Implement the Aforesaid Distribution Management  For           Voted - For
5   To Consider And, If Thought Fit, to Approve the
    Capital Expenditure Budget of the Company for the
    Year Ending 31 December 2014                        Management  For           Voted - For
6   To Consider And, If Thought Fit, to Approve the
    Appointment of PricewaterhouseCoopers Zhong Tian
    LLP, As the Company's Domestic Auditors and
    PricewaterhouseCoopers, Certified Public
    Accountants, As the Company's International
    Auditors for the Financial Year of 2014 and to
    Authorize the Board of Directors of the Company to
    Determine Their Respective Remunerations            Management  For           Voted - For
7   To Consider And, If Thought Fit, to Approve the
    Emoluments of the Directors and Supervisors of the
    Company for the Year Ended 31 December 2014         Management  For           Voted - For
8   To Consider and If Thought Fit, to Approve the
    Project of Investment in Constructing Dahaize Coal
    Mine and Coal Preparation Plant in Yuheng Mineral
    Area, Shaanxi                                       Management  For           Voted - For
9   To Consider And, If Thought Fit, to Approve the
    Project of Investment in Constructing Tuke
    Gasification Island and Related Facilities in
    Ordos, Inner Mongolia                               Management  For           Voted - For
10  To Consider And, If Thought Fit, to Approve the
    Extension of the Valid Period of Authorization in
    Respect of Registered Medium-term Notes of Rmb10
    Billion of the Company                              Management  For           Voted - For
11  To Consider and If Thought Fit, to Approve: That
    (a) the Board be and is Hereby Authorized to Issue
    Debt Financing Instruments in the Aggregate Amount
    of Not More Than Rmb40 Billion (the "debt Financing
    Instruments") on an One-off Or Multi-tranche
    Issuances Bases, Including But Not Limited to
    Enterprise Bonds, Corporate Bonds, Ultra-short-term
    Financing Bonds, Short-term Financing Bonds,
    Medium-term Notes, Non-public Targeted Debt
    Financing Instruments and Other Domestic And/or
    Overseas Debt Financing Instruments in Rmb Or
    Foreign Currency Permitted to be Issued by the
    Regulatory Authorities; (b) the Board (which be and
    is Hereby Agreed to Further Authorize the
    Management of the Company) be and is Hereby
    Authorized Generally and Unconditionally, with Full
    Power and Authority, Contd                          Management  For           Voted - For


247





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Contd to Deal with the Matters in Connection with
      the Issuances of the Debt-financing Instruments in
      Accordance with the Specific Needs of the
      Company-and Other Market Conditions in the Valid
      Period of the Resolutions                            Non-Voting                Non-Voting
12    To Consider and If Thought Fit, to Approve the
      Proposed Amendments to the Articles of Association
      of the Company                                       Management  For           Voted - For
      01 Apr 2014: Please Note That This is A Revision
      Due to Change in Record Date-from 09 May to 11 Apr
      2014. If You Have Already Sent in Your Votes,
      Please Do-not Return This Proxy Form Unless You
      Decide to Amend Your Original Instructio-ns. Thank
      You.                                                 Non-Voting                Non-Voting
CHINA GAS HOLDINGS LTD
CUSIP: G2109G103
Meeting Date: 20-Aug-13 Meeting Type: Annual General Meeting
      Please Note That the Company Notice is Available by
      Clicking on the Url- Links:-
      Http://www.hkexnews.hk/listedco/listconews/sehk/
      2013/0716/ltn20130716177.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/sehk/
      2013/0716/ltn20130716169.pdf                         Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions. Thank
      You.                                                 Non-Voting                Non-Voting
1     To Receive and Adopt the Audited Financial
      Statements and the Reports of the Directors and of
      the Auditors of the Company for the Year Ended 31
      March 2013                                           Management  For           Voted - For
2     To Declare A Final Dividend of Hk6.28 Cents Per
      Share                                                Management  For           Voted - For
3.a.i To Re-elect Mr. Chen Xinguo As an Executive Director Management  For           Voted - For
3.aii To Re-elect Mr. Huang Yong As an Executive Director  Management  For           Voted - For
3aiii To Re-elect Mr. Yu Jeong Joon As A Non- Executive
      Director                                             Management  For           Voted - For
3.aiv To Re-elect Mr. Feng Zhuozhi As A Non-executive
      Director                                             Management  For           Voted - For
3.a.v To Re-elect Mr. P K Jain As A Non-executive Director Management  For           Voted - Against
3.avi To Re-elect, Approve and Confirm Ms. Wong Sin Yue,
      Cynthia As an Independent Non-executive Director
      Who Has Served the Company for More Than Nine Years
      As an Independent Nonexecutive Director              Management  For           Voted - For
3avii To Re-elect, Approve and Confirm Mr. Zhao Yuhua As
      an Independent Non-executive Director Who Has
      Served the Company for More Than Nine Years As an
      Independent Non-executive Director                   Management  For           Voted - For
3.b   To Authorise the Board of Directors of the Company
      (the "board") to Fix the Directors' Remuneration     Management  For           Voted - For


248





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Re-appoint the Auditors of the Company and to
    Authorise the Board to Fix the Auditors'
    Remuneration                                         Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Repurchase the Company's Own Shares (ordinary
    Resolution No.5 of the Notice)                       Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Issue and Allot the Company's Shares (ordinary
    Resolution No.6 of the Notice)                       Management  For           Voted - Against
7   To Extend A General Mandate to the Directors to
    Allot the Company's Shares by Including Company's
    Shares Which May be Repurchased Under Resolution
    No.5 (ordinary Resolution No.7 of the Notice)        Management  For           Voted - Against
8   To Approve and Adopt the New Share Option Scheme,
    to Authorise the Directors to Grant Options and
    Allot and Issue Shares Pursuant to the New Share
    Option Scheme, and to Authorise the Directors to Do
    All Such Acts and to Enter Into All Such
    Transactions and Arrangements As May be Necessary
    and Expedient in Order to Give Effect to the New
    Share Option Scheme                                  Management  For           Voted - For
CHINA LONGYUAN POWER GROUP CORPORATION LTD
CUSIP: Y1501T101
Meeting Date: 30-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0613/ltn201306131297.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0613/ltn201306131289.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Nomination of Mr. Qiao
    Baoping As A Non-executive Director of the Company,
    Effective from the Date of Approval of Such Change
    of the Board of Directors (the "board") by the
    Shareholders at the Egm and Until the Expiration of
    the Term of the Current Session of the Board.
    Meanwhile, to Approve to Authorize the Remuneration
    and Assessment Committee of the Board to Determine
    the Remuneration of the New Director According to
    His Terms of Reference and Taking Into Account His
    Duties and Responsibilities Upon the Candidate for
    New Director Being Approved at the Egm, and to
    Authorize the Chairman of the Company Or Any One of
    the Executive Directors to Enter Into A Service
    Contract with the New Director and Handle All Other
    Relevant Matters on Behalf of the Company Upon the
    Candidate for New Director Being Approved at the Egm Management  For           Voted - Against
2   To Consider and Approve the Nomination of Mr. Li
    Enyi As an Executive Director of the Company,
    Effective from the Date of Approval of Such Change
    of the Board by the Shareholders at the Egm and


249





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Until the Expiration of the Term of the Current
    Session of the Board. Meanwhile, to Approve to
    Authorize the Remuneration and Assessment Committee
    of the Board to Determine the Remuneration of the
    New Director According to His Terms of Reference
    and Taking Into Account His Duties and
    Responsibilities Upon the Candidate for New
    Director Being Approved at the Egm, and to
    Authorize the Chairman of the Company Or Any One of
    the Executive Directors to Enter Into A Service
    Contract with the New Director and Handle All Other
    Relevant Matters on Behalf of the Company Upon the
    Candidate for New Director Being Approved at the Egm Management  For           Voted - Against
3   To Consider and Approve the Nomination of Mr. Xie
    Changjun As A Supervisor of the Company, Effective
    from the Date of Approval of Such Change of the
    Supervisory Board by Shareholders at the Egm and
    Until the Expiration of the Term of the Current
    Session of the Supervisory Board. Meanwhile, to
    Approve to Authorize the Remuneration and
    Assessment Committee of the Board to Determine the
    Remuneration of the New Supervisor According to His
    Terms of Reference                                   Management  For           Voted - Against
    And Taking Into Account His Duties and
    Responsibilities Upon the Candidate for New
    Supervisor Being Approved at the Egm, and to
    Authorize the Chairman of the Company Or Any One of
    the Executive Directors to Enter Into A Service
    Contract with the New Supervisor and Handle All
    Other Relevant Matters on Behalf of the Company
    Upon the Candidate for New Supervisor Being
    Approved at the Egm                                                            Non-Voting
Meeting Date: 10-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0826/ltn20130826279.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0826/ltn20130826238.pdf                         Non-Voting                Non-Voting
1   To Consider and Approve the Issue of the Corporate
    Bonds with an Aggregate Principal Amount of Up to
    Rmb6.7 Billion (inclusive) in the Prc, and to
    Authorize the Board of Directors (the "board") and
    Its Authorised Persons Generally and
    Unconditionally to Deal with All Relevant Matters
    Relating to the Issue and Listing of the Corporate
    Bonds at Their Full Discretion with A View to
    Safeguarding the Best Interest of the Company in
    Accordance with the Requirements of the Relevant
    Laws and Regulations and to Approve the Delegation
    of the Authority of the Board to Its Authorised
    Persons of the Company to Deal with All Relevant
    Matters Relating to the Issue and Listing of the


250





                           GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Aforementioned Corporate Bonds Within the Scope of
    Authorization Aforementioned                        Management  For           Voted - For
2   To Consider and Approve the Issue of Ultra Short-
    Term Debentures with an Aggregate Registered
    Principal Amount of Up to Rmb20 Billion (inclusive)
    in the Prc, And, According to the Requirements of
    the Company and Market Conditions, to Issue in
    Multiple Tranches on A Rolling Basis Within the
    Effective Registration Period, and to Authorize the
    Board to Deal with All Relevant Matters Relating to
    the Registration and Issue of the Aforementioned
    Ultra Short-term Debentures at Their Full
    Discretion, Subject to Relevant Laws and
    Regulations, and to Approve the Delegation of the
    Authority by the Board to the Management of the
    Company to Deal with All Relevant Matters Relating
    to the Issue of the Aforementioned Ultra Short-term
    Debenture Within the Scope of Authorization Above   Management  For           Voted - For
Meeting Date: 22-May-14    Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn-201404031185.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403-/ltn201404031370.pdf                    Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors of
    the Company for the Year 2013                       Management  For           Voted - For
2   To Approve the Report of the Supervisory Board of
    the Company for the Year 2013                       Management  For           Voted - For
3   To Approve the Final Financial Accounts of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
4   To Accept the Independent Auditor's Report and the
    Company's Audited Financial Statements for the Year
    Ended 31 December 2013                              Management  For           Voted - For
5   To Approve the Budget Report of the Company for the
    Year Ending 31 December 2014                        Management  For           Voted - For
6   To Approve the Profit Distribution Plan of the
    Company for the Year Ended 31 December 2013,
    Namely, the Proposal for Distribution of A Final
    Dividend of Rmb0.0475 Per Share (tax Inclusive) in
    Cash in an Aggregate Amount of Approximately
    Rmb381,728,477.5 for the Year Ended 31 December
    2013, and to Authorise the Board of Directors of
    the Company (the "board") to Implement the
    Aforesaid Distribution                              Management  For           Voted - For
7   To Approve the Re-appointment of Ruihua Certified
    Public Accountants (special General Partner) As the
    Company's Prc Auditor for the Year 2014 for A Term
    Until the Conclusion of the Next Annual General
    Meeting of the Company, and to Authorise the Audit
    Committee of the Board to Determine Their
    Remuneration                                        Management  For           Voted - For


251





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Approve the Re-appointment of KPMG As the
    Company's International Auditor for the Year 2014
    for A Term Until the Conclusion of the Next Annual
    General Meeting of the Company, and to Authorise
    the Audit Committee of the Board to Determine Their
    Remuneration                                        Management  For           Voted - For
9   To Approve the Remuneration Plan for Directors and
    Supervisors of the Company for the Year 2014        Management  For           Voted - For
10  To Approve the Appointment of Mr. Shao Guoyong and
    As A Non-executive Director of the Company (the
    "non- Executive Director") to Fill the Vacancy Left
    by Resignation of Mr. Luan Baoxing, with Effect
    from the Date of the Agm When the Nomination is
    Approved by the Shareholders of the Company (the
    "shareholders") and Until the Expiration of the
    Term of the Current Session of the Board.
    Meanwhile, to Approve the Authorisation Granted to
    the Remuneration and Assessment Committee of the
    Board to Determine the Remuneration of the New
    Director According to the Directors' and
    Supervisors' Remuneration Plan for the Year 2014
    Approved at the Agm Upon the Candidate for the New
    Director Being Approved at the Agm, and to
    Authorise the Chairman of the Company Or Any One of
    the Executive Directors of the Company (the
    "executive Directors") to Enter Into A Service
    Contract with the New Director and Handle All Other
    Relevant Matters on Behalf of the Company Upon the
    Candidate for the New Director Being Approved at
    the Agm                                             Management  For           Voted - Against
11  To Approve the Appointment of Mr. Chen Jingdong As
    A Non-executive Director of the Company to Fill the
    Vacancy Left by Resignation of Mr. Chen Bin, with
    Effect from the Date of the Agm When the Nomination
    is Approved by the Shareholders and Until the
    Expiration of the Term of the Current Session of
    the Board. Meanwhile, to Approve the Authorisation
    Granted to the Remuneration and Assessment
    Committee of the Board to Determine the
    Remuneration of the New Director According to the
    Directors' and Supervisors' Remuneration Plan for
    the Year 2014 Approved at the Agm Upon the
    Candidate for the New Director Being Approved at
    the Agm, and to Authorise the Chairman of the
    Company Or Any One of the Executive Directors to
    Enter Into A Service Contract with the New Director
    and Handle All Other Relevant Matters on Behalf of
    the Company Upon the Candidate for the New Director
    Being Approved at the Agm                           Management  For           Voted - Against
12  To Approve the Appointment of Mr. Han Dechang As an
    Independent Non- Executive Director of the Company
    to Fill the Vacancy Left by Resignation of Mr. Lv
    Congmin, with Effect from the Date of the Agm When
    the Nomination is Approved by the Shareholders and
    Until the Expiration of the Term of the Current
    Session of the Board. Meanwhile, to Approve the


252





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Authorisation Granted to the Remuneration and
    Assessment Committee of the Board to Determine the
    Remuneration of the New Director According to the
    Directors' and Supervisors' Remuneration Plan for
    the Year 2014 Approved at the Agm Upon the
    Candidate for the New Director Being Approved at
    the Agm, and to Authorise the Chairman of the
    Company Or Any One of the Executive Directors to
    Enter Into A Service Contract with the New Director
    and Handle All Other Relevant Matters on Behalf of
    the Company Upon the Candidate for New Director
    Being Approved at the Agm                           Management  For           Voted - For
13  To Approve the Application to the National
    Association of Financial Market Institutional
    Investors of the Prc for the Quota of the Issue of
    Short-term Debentures with A Principal Amount of
    Not Exceeding Rmb5 Billion (including Rmb5 Billion)
    Within 12 Months from the Date of Obtaining an
    Approval at the Agm, and According to the
    Requirement of the Company and Market Condition, to
    Issue in Separate Tranches on A Rolling Basis
    Within the Effective Period, and to Authorise the
    Board and the Persons It Authorised to Deal with
    All Such Matters Relating to the Registration and
    Issue of the Aforementioned Short-term Debentures
    at Their Full Discretion, Subject to Relevant Laws
    and Regulations, and to Approve the Delegation of
    the Authority by the Board to the Management of the
    Company to Deal with All Such Specific Matters
    Relating to the Issue of the Aforementioned Short-
    Term Debentures Within the Scope of Authorization
    Above, with Immediate Effect Upon the Above
    Proposal and Authorization Being Approved by the
    Shareholders at the Agm                             Management  For           Voted - For
14  To Approve the Granting of A General Mandate to the
    Board to Issue, Allot and Deal with Additional
    Domestic Shares and H Shares Not Exceeding 20% of
    Each of the Aggregate Nominal Values of the
    Domestic Shares and H Shares of the Company
    Respectively in Issue, and to Authorise the Board
    to Make Amendments to the Articles of Association
    of the Company As It Thinks Fit So As to Reflect
    the New Share Capital Structure Upon the Allotment
    Or Issue of Additional Shares Pursuant to Such
    Mandate                                             Management  For           Voted - Against
15  To Consider and Approve the Proposal(s) (if Any)
    Put Forward at the Agm by Shareholder(s) Holding 3%
    Or More of the Shares of the Company Carrying the
    Right to Vote Thereat                               Management  For           Voted - Against


253


GLOBAL X CHINA ENERGY ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA OIL AND GAS GROUP LTD
CUSIP: G2155W101
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn201404161041.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn201404161033.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors and
    Auditor for the Year Ended 31 December 2013          Management  For           Voted - For
2.a To Re-elect Mr. Xu Tie-liang As Director             Management  For           Voted - For
2.b To Re-elect Mr. Zhu Yuan As Director                 Management  For           Voted - For
2.c To Re-elect Mr. Li Yunlong As Director               Management  For           Voted - For
2.d To Authorise the Directors to Fix Their Remuneration Management  For           Voted - For
3   To Re-appoint PricewaterhouseCoopers As Auditor and
    to Authorise the Directors to Fix Its Remuneration   Management  For           Voted - For
4   To Grant A General Mandate to the Directors to
    Issue New Shares in the Company                      Management  For           Voted - Against
5   To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                     Management  For           Voted - For
6   To Extend the General Mandate to Issue New Shares
    by Adding the Number of Shares Repurchased           Management  For           Voted - Against
7   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
8   To Approve the Share Premium Reduction               Management  For           Voted - For
CHINA OILFIELD SERVICES LTD
CUSIP: Y15002101
Meeting Date: 20-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114683.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114681.pdf                       Non-Voting                Non-Voting
1   That (a) the Master Agreement Dated 5 November 2013
    (the "master Agreement") Entered Into Between the
    Company and China National Offshore Oil Corporation
    ("cnooc"), A Copy of Which is Tabled at the Meeting
    and Marked "a" and Initialed by the Chairman of the
    Meeting for Identification Purpose, Pursuant to
    Which, the Company and Its Subsidiaries (the
    "group") and Cnooc and Its Subsidiaries (excluding


254





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Group, the "cnooc Group") Will Enter Into
    Various Transactions Contemplated Under the Master
    Agreement (the "continuing Connected
    Transactions"), be and is Hereby Approved, Ratified
    and Confirmed; (b) the Cap Amounts in Relation to
    the Oilfield Services (as Defined in the Circular
    of the Company Dated 14 November 2013 (the
    "circular")), the Machinery Leasing, Equipment,
    Material and Utilities Services (as Defined in the
    Contd                                               Management  For           Voted - For
    Contd Circular) and the Property Services for the
    Three Financial Years-ending 31 December 2016 As
    Set Out in the Circular, be and are Hereby-approved Non-Voting                Non-Voting
2   That the Re-election of Mr. Li Feilong As an
    Executive Director of the Company be and is Hereby
    Approved with Immediate Effect                      Management  For           Voted - Against
3   That Article 11 of the Articles of Association be
    Deleted in Its Entirety and Substituting Therefor
    by the Following New Article 11: Article 11. the
    Scope of Business of the Company is Subject to the
    Items Authorized by the Company Registration
    Authority. the Scope of Business of the Company
    Includes: Authorized Operating Items: Dispatching
    Workers Overseas, to Match with the Capacity, Scale
    and Operation Required by the Foreign Projects;
    Transportation with Cargo Ships, Oil Tankers,
    Chemical Tankers for Coastal Areas of the Mainland
    China, Middle and Lower Section of Yangtze River
    and Pearl River Delta, Crude Oil Shipping
    Transportation for the Harbors in Bohai Bay
    (effective Until 30 June 2015); Transportation by
    High-speed Passenger Liner Along Tianjin Water Area
    (effective Until 1 April 2018); General Cargo Contd Management  For           Voted - For
    Contd Transportation. General Operating Items:
    Provision of Prospecting,-exploration, Development
    and Mining Services for Oil, Natural Gas and
    Other-minerals; Geotechnical Engineering and Soft
    Ground Handling, Underwater-remote Mechanical
    Operation, Pipeline Inspection and
    Maintenance,-orientation, Data Processing and
    Interpretation, Well Drilling, Well-completion,
    Gamma Logging, Well Testing, Cementing, Mud-
    Logging, Drilling Mud-preparation, Wall
    Perforation, Core Sampling, Directional Drilling
    Project,- Downhole Operation, Well Repair, Oil Well
    Stimulation, Downhole Sand Control,-running and
    Pulling Oil Tubing, Filtration and Handling of
    Underground-incidents; Provision of Equipment,
    Tools and Instruments, Inspection,-maintenance,
    Leasing and Sales of Pipes in Relation to the Above
    Services;-drilling Fluids, Cement Contd             Non-Voting                Non-Voting
    Contd Additive, Oilfield Chemical Additives,
    Special Tools, Mechanical And-electrical Products,
    Instrumentation, Oil and Gas Well Perforating
    Equipment;-contracting of Overseas Engineering
    Projects; Sales of Mechanical And-electrical


255





                          GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Products, Communication Products and Chemical
    Products (excluding-hazardous Chemicals); Import
    and Export Business; Provision of Marine
    Support-and Transportation Services, Anchoring,
    Equipment, Facilities, Maintenance,-loading and
    Unloading As Well As Other Labor Services for the
    Exploration,-development and Production of
    Oilfields; Sales of Accessories for Vessels,-
    Machinery and Electronic Equipment. According to
    the Domestic And-international Market Trends,
    Business Needs in the Prc and Its Own Growth-
    Capability and Its Business Performance, the
    Company May Adjust Its-investment Policies Contd    Non-Voting                Non-Voting
    Contd and Business Scope and Mode on A Timely
    Basis; As Well As Set Up-branches and Offices in
    the Prc and Areas Including Hong Kong, Macau
    And-taiwan (whether Wholly-owned Or Not), Subject
    to Approvals by Resolution Of-the General Meeting
    and Relevant Governmental Authorities               Non-Voting                Non-Voting
Meeting Date: 23-May-14   Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415740.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415812.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Audited Financial
    Statements and the Report of the Auditor for the
    Year Ended 31 December 2013                         Management  For           Voted - For
2   To Consider and Approve the Proposed Profit
    Distribution and Annual Dividend for the Year Ended
    31 December 2013                                    Management  For           Voted - For
3   To Consider and Approve the Report of the Directors
    of the Company for the Year Ended 31 December 2013  Management  For           Voted - For
4   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
5   To Elect Mr. Law Hong Ping, Lawrence As an
    Independent Non-executive Director of the Company
    with Immediate Effect                               Management  For           Voted - Against
6   To Appoint Deloitte Touche Tohmatsu Certified
    Public Accountants LLP and Deloitte Touche Tohmatsu
    As the Domestic and International Auditors of the
    Company for the Year 2014 and to Authorise the
    Board of Directors (the "board") to Fix the
    Remuneration Thereof                                Management  For           Voted - For
7   To Consider and If, Thought Fit, Pass the Following
    Resolution As A Special Resolution of the Company
    Subject to the Following Conditions: (a) Subject to
    Paragraphs (c) and (d) Below and Subject to the
    Companies Law of the People's Republic of China
    (the "prc") and the Rules Governing the Listing of
    Securities on the Stock Exchange of Hong Kong


256





GLOBAL X CHINA ENERGY ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Limited (the "stock Exchange") (as the Same May be
Amended from Time to Time), the Board be and is
Hereby Authorised to Exercise, Whether by A Single
Exercise Or Otherwise, During the Relevant Period
(as Defined in Paragraph (e) Below), All the Powers Management  For           Voted - Against
Of the Company to Allot, Issue and Deal with the
Overseas Listed Foreign Shares ("h Shares") and to
Determine the Terms and Conditions in Connection
with the Issue of Such New Shares, Including (i)
the Proposed Class and Number of Contd                                        Non-Voting
Contd the Shares to be Issued; (ii) the Issue Price
And/or the Mechanism To- Determine the Issue Price
of the New Shares (including the Range of
Prices);-(iii) the Opening and Closing Dates of the
New Issue; (iv) the Class And-number of New Shares
to be Issued to Existing Shareholders; and (v)
The-making Or Granting of Such Offers, Agreements
and Options As May be Necessary-in the Exercise of
Such Powers; (b) the Board May During the Relevant
Period-make Or Grant Offers, Agreements Or Options
Which Might Require the Exercise-of Such Powers
After the Relevant Period; (c) Save for the Rights
Issue (as-defined in Paragraph (e) Below) Or the
Issue of Shares Under Any Agreement To-purchase the
Shares of the Company, the Aggregate Nominal Amount
of the H-shares Which are Authorised to be Allotted
by the Directors of the Company- Contd              Non-Voting                Non-Voting
Contd Pursuant to the Approval Under Paragraph (a)
Above Shall Not Exceed 20%-of the Aggregate Nominal
Amount of the H Shares of the Company in Issue As
At-the Date of Passing This Resolution, and the
Said Approval Shall be Limited- Accordingly; (d)
the Authority Granted Under Paragraph (a) Above
Shall Be-conditional Upon the Approvals of Any
Regulatory Authorities As Required By-the Laws,
Rules and Regulations of the Prc Being Obtained by
the Company; (e)- for the Purposes of This
Resolution: "relevant Period" Means the Period
From-the Passing of This Resolution Until Whichever
is the Earliest Of: (i) The-conclusion of the Next
Annual General Meeting of the Company; (ii)
The-expiration of A Period of 12 Months After This
Resolution Has Been Passed At-the Agm; Or (iii) the
Date Upon Which the Authority Set Out in This Contd Non-Voting                Non-Voting
Contd Resolution is Revoked Or Varied by Way of
Special Resolution of The-company in A General
Meeting; "rights Issue" Means an Offer by Way of
Rights-to All Existing Shareholders of the Company
(except Those Whom, Under-relevant Laws, the
Company is Disallowed To                            Non-Voting                Non-Voting
Make Such an Offer To) and Other- Eligible Persons
(if Applicable) Which Enables Them to Subscribe
Shares Or- Securities of the Company in Proportion
to Their Existing Holdings-(regardless of the
Number of Shares They Own); (f) Subject to the
Approval Of-all Relevant Governmental Authorities


257





                          GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    in the Prc for the Issue and Allotment-of and
    Dealing in Such H Shares Being Granted and the
    Company Law of the Prc,-the Board be and is Hereby
    Authorised to Increase the Registered Capital
    Of-the Company As Necessary Pursuant to Paragraph
    (a) Above; (g) the Board Be-and is Contd                                        Non-Voting
    Contd Hereby Authorised to Sign All Necessary
    Documents, Perform All- Necessary Procedures and
    Carry Out All Such Acts As It Thinks Necessary
    For-the Completion of the Issue and Allotment of
    and Dealing in Such H Shares-pursuant to Paragraph
    (a) Above Without Breaching Any Applicable Laws,
    Rules,-regulations, and the Articles of Association
    of the Company (the "articles");-and (h) Subject to
    the Approval of the Relevant Governmental
    Authorities In-the Prc, the Board be and is Hereby
    Authorized to Make Such Corresponding-amendments to
    the Articles As It Thinks Fit So As to Change the
    Registered-capital of the Company and to Reflect
    the New Capital Structure of The-company Upon the
    Exercise of the Authority to Allot, Issue and Deal
    in H-shares As Conferred Under Paragraph (a) Above  Non-Voting                  Non-Voting
CHINA PETROLEUM & CHEMICAL CORP SINOPEC, BEIJING
CUSIP: Y15010104
Meeting Date: 26-Nov-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1010/ltn20131010580.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1010/ltn20131010537.pdf                        Non-Voting                  Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                  Non-Voting
1   To Extend the Term of Validity of the Proposal
    Regarding Issuance of A Share Convertible Bonds and
    Other Related Matters                               Management    For           Voted - For
Meeting Date: 09-May-14   Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn20140323103.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn20140323063.pdf                      Non-Voting                  Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                  Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of Sinopec Corp. for the Year 2013        Management    For           Voted - For


258





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Report of the Board of
    Supervisors of Sinopec Corp. for the Year 2013       Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Reports and Audited Consolidated Financial Reports
    of Sinopec Corp. for the Year Ended 31 December 2013 Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan for the Year Ended 31 December 2013             Management  For           Voted - For
5   To Authorise the Board of Directors of Sinopec
    Corp. (the "board") to Determine the Interim Profit
    Distribution Plan of Sinopec Corp. for the Year 2014 Management  For           Voted - For
6   To Consider and Approve the Re-appointment of
    PricewaterhouseCoopers Zhong Tian LLP and
    PricewaterhouseCoopers As External Auditors of
    Sinopec Corp. for the Year 2014, Respectively, and
    to Authorise the Board to Determine Their
    Remunerations                                        Management  For           Voted - For
7   To Approve the Proposed Amendments to the Articles
    of Association of Sinopec Corp., and to Authorise
    the Secretary to the Board To, on Behalf of Sinopec
    Corp., Deal with All Procedural Requirements Such
    As Applications, Approvals, Registrations and
    Filings in Relation to the Proposed Amendments to
    the Articles of Association (including Cosmetic
    Amendments As Requested by the Regulatory
    Authorities)                                         Management  For           Voted - For
8   To Authorise the Board to Determine the Proposed
    Plan for the Issuance of Debt Financing
    Instrument(s)                                        Management  For           Voted - Against
9   To Grant to the Board A General Mandate to Issue
    New Domestic Shares And/or Overseas Listed Foreign
    Shares of Sinopec Corp.                              Management  For           Voted - Against
    23 Apr 2014: Please Note That This is A Revision
    Due to Change in Split Voting-tag from N to Y. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote A-gain Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
CHINA POWER INTERNATIONAL DEVELOPMENT LTD
CUSIP: Y1508G102
Meeting Date: 15-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1030/ltn20131030302.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1030/ltn20131030296.pdf                         Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
1   To Approve, Confirm and Ratify the Conditional
    Acquisition Agreement Dated 12 October 2013 Between
    China Power International Holding Limited and the


259





                         GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company and the Transactions Contemplated
    Thereunder, the Allotment and Issue of
    Consideration Shares (as Defined in the Notice of
    the Extraordinary General Meeting) and Authorise
    Any Director to Do Such Acts As He/she May Consider
    Necessary, Desirable Or Expedient in Connection
    Therewith                                           Management  For           Voted - For
Meeting Date: 22-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416980.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416993.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Board of Directors and of the Auditor for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider and Declare A Final Dividend of Rmb0.16
    (equivalent to Hkd 0.2025) Per Ordinary Share for
    the Year Ended 31 December 2013                     Management  For           Voted - For
3   To Re-elect Mr. Gu Dake As Director                 Management  For           Voted - Against
4   To Re-elect Mr. Guan Qihong As Director             Management  For           Voted - Against
5   To Authorise the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
6   To Re-appoint Messrs. PricewaterhouseCoopers As the
    Auditor of the Company and to Authorise the Board
    of Directors to Fix Its Remuneration                Management  For           Voted - For
7.A To Give A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares Not
    Exceeding 20 Per Cent. of the Number of Shares of
    the Company in Issue                                Management  For           Voted - Against
7.B To Give A General Mandate to the Directors to Buy
    Back Shares of the Company Not Exceeding 10 Per
    Cent. of the Number of Shares of the Company in
    Issue                                               Management  For           Voted - For
7.C To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares of an Amount Not Exceeding the Aggregate
    Number of Shares of the Company Bought Back by the
    Company                                             Management  For           Voted - Against
8   To Approve the Adoption of the New Articles of
    Association of the Company in Substitution For, and
    to the Exclusion Of, the Existing Articles of
    Association of the Company                          Management  For           Voted - Against


260





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA RESOURCES GAS GROUP LTD
CUSIP: G2113B108
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424441.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424510.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Directors' Report and
    the Independent Auditor's Report for the Year Ended
    31 December 2013                                    Management  For           Voted - For
2   To Declare A Final Dividend of 20 Hk Cents Per
    Share for the Year Ended 31 December 2013           Management  For           Voted - For
3.1 To Re-elect Mr. Ge Bin As Director                  Management  For           Voted - Against
3.2 To Re-elect Mr. Shi Shanbo As Director              Management  For           Voted - Against
3.3 To Re-elect Mr. Wei Bin As Director                 Management  For           Voted - Against
3.4 To Re-elect Mr. Wong Tak Shing As Director          Management  For           Voted - Against
3.5 To Re-elect Mr. Qin Chaokui As Director             Management  For           Voted - For
3.6 To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                       Management  For           Voted - For
4   To Re-appoint Messrs. Deloitte Touche Tohmatsu,
    Certified Public Accountants, As Auditor and to
    Authorise the Board of Directors to Fix the
    Auditor's Remuneration                              Management  For           Voted - For
5.A To Give A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares of the
    Company Not Exceeding 20 Per Cent. of the Existing
    Issued Share Capital of the Company (the "general
    Mandate")                                           Management  For           Voted - Against
5.B To Give A General Mandate to the Directors to
    Repurchase Shares of the Company Not Exceeding 10
    Per Cent. of the Existing Issued Share Capital of
    the Company (the "repurchase Mandate")              Management  For           Voted - For
5.C To Issue Under the General Mandate an Additional
    Number of Shares Representing the Number of Shares
    Repurchased Under the Repurchase Mandate            Management  For           Voted - Against
CHINA RESOURCES POWER HOLDINGS CO LTD
CUSIP: Y1503A100
Meeting Date: 22-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting


261





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0703/ltn201307031016.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0703/ltn20130703992.pdf                        Non-Voting                Non-Voting
1   That: (a) the Proposed Merger of China Resources
    Gas Group Limited ("cr Gas") Through the
    Acquisition of Cr Gas by the Company by Way of A
    Scheme of Arrangement (the "scheme") Under Section
    99 of the Companies Act of Bermuda, Whereby All the
    Ordinary Shares with A Nominal Value of Hkd 0.10
    Each in the Share Capital of Cr Gas in Issue As at
    the Record Time for the Scheme (the "scheme
    Shares") Will be Cancelled in Consideration for the
    Issue of Ordinary Shares of Hkd 1 Each in the Share
    Capital of the Company (the "consideration Shares")
    at the Share Exchange Ratio of 97 New Consideration
    Shares for Every 100 Scheme Shares, Subject to and
    Conditional Upon the Conditions Set Out in the
    Circular of the Company Dated 4th July, 2013 (the
    "proposed Merger") be and is Hereby Approved (with
    Such Amendments As Any One of the Contd             Management  For           Voted - For
    Contd Directors of the Company (the "directors")
    May in His Or Her Absolute-discretion Deems Fit);
    (b) the Allotment and Issue of the
    Consideration-shares in Accordance with the Terms
    and Conditions of the Proposed Merger And-the
    Scheme be and is Hereby Approved and Further the
    Directors be and Are-hereby Granted A Specific
    Mandate to Exercise the Powers of the Company
    To-allot and Issue the Consideration Shares
    Pursuant to Terms and Conditions Of-the Proposed
    Merger and the Scheme and When Allotted and Issued
    As Fully-paid, Will Rank Pari Passu in All Respects
    with All the Existing Ordinary- Shares of the
    Company; and the Specific Mandate is in Addition
    To, and Shall-not Prejudice Nor Revoke Any General
    Or Special Mandate(s) Which Has/have-been Granted
    Or May from Time to Time be Granted to the
    Directors Prior To-the Contd                        Non-Voting                Non-Voting
    Contd Passing of This Resolution; and (c) the
    Directors of the Company be And-are Hereby
    Authorised on Behalf of the Company to Do All Such
    Things and Take-all Such Actions and to Enter Into
    Such Transactions and Arrangements As May- be
    Necessary, Desirable Or Expedient in Order to Give
    Effect to the Scheme Or-the Proposed Merger         Non-Voting                Non-Voting
Meeting Date: 10-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


262





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425702.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425642.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Consolidated Statements and the Report of the
    Directors and Independent Auditor's Report for the
    Year Ended 31st December, 2013                      Management  For           Voted - For
2   To Declare A Final Dividend of Hkd 0.67 Per Share
    for the Year Ended 31st December, 2013              Management  For           Voted - For
3.1 To Re-elect Ms. Zhou Junqing As Director            Management  For           Voted - Against
3.2 To Re-elect Mr. Zhang Shen Wen As Director          Management  For           Voted - Against
3.3 To Re-elect Ms. Wang Xiao Bin As Director           Management  For           Voted - Against
3.4 To Re-elect Ms. Leung Oi-sie, Elsie As Director     Management  For           Voted - Against
3.5 To Re-elect Dr. Ch'ien K.f. Raymond As Director     Management  For           Voted - Against
3.6 To Authorise the Board of Directors to Fix the
    Remuneration of All Directors                       Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditor and
    Authorise the Directors to Fix the Remuneration     Management  For           Voted - For
5   To Give A General Mandate to the Directors to
    Repurchase Shares of the Company (ordinary
    Resolution No. 5 of the Notice of Annual General
    Meeting)                                            Management  For           Voted - For
6   To Give A General Mandate to the Directors to Issue
    New Shares of the Company (ordinary Resolution No.
    6 of the Notice of Annual General Meeting)          Management  For           Voted - Against
7   To Extend the General Mandate to be Given to the
    Directors to Issue Shares (ordinary Resolution No.
    7 of the Notice of Annual General Meeting)          Management  For           Voted - Against
CHINA SHENHUA ENERGY COMPANY LTD
CUSIP: Y1504C113
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511011.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511007.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Report of the Board of Directors of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider And, If Thought Fit, to Approve the
    Report of the Board of Supervisors of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Consider And, If Thought Fit, to Approve the
    Audited Financial Statements of the Company for the
    Year Ended 31 December 2013                         Management  For           Voted - For


263





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider And, If Thought Fit, to Approve the
    Company's Profit Distribution Plan for the Year
    Ended 31 December 2013: I.e. Final Dividend for the
    Year Ended 31 December 2013 in the Amount of
    Rmb0.91 Per Share (inclusive of Tax) be Declared
    and Distributed, the Aggregate Amount of Which is
    Approximately Rmb18.10 Billion, and to Authorise A
    Committee Comprising of Dr. Zhang Yuzhuo and Dr.
    Ling Wen to Implement the Above Mentioned Profit
    Distribution Plan and to Deal with Matters in
    Relation to Tax With-holding As Required by
    Relevant Laws, Regulations and Regulatory
    Authorities                                         Management  For           Voted - For
5   To Consider And, If Thought Fit, to Approve the
    Remuneration of the Directors and Supervisors of
    the Company for the Year Ended 31 December 2013:
    I.e. Aggregate Remuneration of the Executive
    Directors is in the Amount of Rmb3,160,374.36;
    Aggregate Remuneration of the Non-executive
    Directors is in the Amount of Rmb1,350,000, of
    Which the Aggregate Remuneration of the Independent
    Non-executive Directors is in the Amount of
    Rmb1,350,000, the Non-                              Management  For           Voted - For
    Executive Directors (other Than the Independent
    Non-executive Directors) are Remunerated by Shenhua
    Group Corporation Limited and are Not Remunerated
    by the Company in Cash; Remuneration of the
    Supervisors is in the Amount of Rmb2,035,864.32                               Non-Voting
6   To Consider And, If Thought Fit, to Approve the
    Appointment of Deloitte Touche Tohmatsu Certified
    Public Accountants LLP and Deloitte Touche Tohmatsu
    As the Prc and International Auditors Respectively
    of the Company and to Authorise A Committee
    Comprising of Mr. Zhang Yuzhuo, Mr. Ling Wen and
    Mr. Gong Huazhang, All Being Directors of the
    Company, to Determine Their 2014 Remuneration       Management  For           Voted - For
7   To Consider And, If Thought Fit, To:- (1) Approve A
    General Mandate to the Board of Directors To, by
    Reference to Market Conditions and in Accordance
    with Needs of the Company, to Allot, Issue, Either
    Separately Or Concurrently, Additional Domestic
    Shares (a Shares) and Overseas-listed Foreign
    Invested Shares (h Shares) Not Exceeding 20% of
    Each of the Number of Domestic Shares (a Shares)
    and the Number of Overseas-listed Foreign Invested
    Shares (h Shares) in Issue at the Time of Passing
    This Resolution at Annual General Meeting. Pursuant
    to Prc Laws and Regulations, the Company Will Seek
    Further Approval from Its Shareholders in General
    Meeting for Each Additional Issuance of Domestic
    Shares (a Shares) Even Where This General Mandate
    is Approved. (2) the Board of Directors be
    Authorised to (including But Not Limited to Contd   Management  For           Voted - Against
    Contd the Following):- (i) Determine the Class of
    Shares to be Issued,- Issuance Price, Time of
    Issuance, Period of Issuance, Number of Shares to


264





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Be-issued, Allottees and Use of Proceeds, and
    Whether to Issue Shares To-existing Shareholders;
    (ii) Engage the Services of Professional Advisers
    For-share Issuance Related Matters, and to Approve
    and Execute All Acts, Deeds,-documents Or Other
    Matters Necessary, Appropriate Or Required for
    Share-issuance; (iii) Approve and Execute Documents
    Related to Share Issuance For- Submission to
    Regulatory Authorities, and to Carry Out Relevant
    Approval-procedures; (iv)                           Non-Voting                Non-Voting
    After Share Issuance, Make Corresponding Amendments
    to The- Articles of Association of the Company
    Relating to Share Capital And-shareholdings Etc,
    and to Carry Out Relevant Registrations and
    Filings. The-above General Contd                                              Non-Voting
    Contd Mandate Will Expire on the Earlier of
    ("relevant Period"):- (a) The- Conclusion of the
    Annual General Meeting of the Company for 2014; (b)
    The-expiration of A Period of Twelve Months
    Following the Passing of This Special-resolution at
    the Annual General Meeting for 2013; Or (c) the
    Date on Which-the Authority Conferred by This
    Special Resolution is Revoked Or Varied by
    A-special Resolution of Shareholders at A General
    Meeting, Except Where The- Board of Directors Has
    Resolved to Issue Domestic Shares (a Shares) Or-
    Overseas-listed Foreign Invested Shares (h Shares)
    During the Relevant Period-and the Share Issuance
    is to be Continued Or Implemented After the
    Relevant- Period                                    Non-Voting                Non-Voting
8   To Consider And, If Thought Fit, to Approve the
    Following General Mandate to Repurchase Domestic
    Shares (a Shares) and Overseas- Listed Foreign
    Invested Shares (h Shares):- (1) Approve A General
    Mandate to the Board of Directors To, by Reference
    to Market Conditions and in Accordance with Needs
    of the Company, to Repurchase Domestic Shares (a
    Shares) Not Exceeding 10% of the Number of Domestic
    Shares (a Shares) in Issue at the Time When This
    Resolution is Passed at Annual General Meeting and
    the Relevant Resolutions are Passed at Class
    Meetings of Shareholders. Pursuant to Prc Laws and
    Regulations, and for Repurchases of Domestic Shares
    (a Shares), the Company Will Seek Further Approval
    from Its Shareholders in General Meeting for Each
    Repurchase of Domestic Shares (a Shares) Even Where
    the General Mandate is Granted, But Contd           Management  For           Voted - For
    Contd Will Not be Required to Seek Shareholders'
    Approval at Class Meetings-of Domestic Share (a
    Share) Shareholders Or Overseas-listed Foreign
    Invested-share (h Share) Shareholders. (2) Approve
    A General Mandate to the Board Of-directors To, by
    Reference to Market Conditions and in Accordance
    with Needs-of the Company, to Repurchase
    Overseas-listed Foreign Invested                    Non-Voting                Non-Voting


265





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares (h-shares) Not Exceeding 10% of the Number
    of Overseas-listed Foreign Invested-shares (h
    Shares) in Issue at the Time When This Resolution
    is Passed At-annual General Meeting and the
    Relevant Resolutions are Passed at Class- Meetings
    of Shareholders. (3) the Board of Directors be
    Authorised To- (including But Not Limited to the
    Following):- (i) Determine Time Of- Repurchase,
    Period of Repurchase, Repurchase Price and Number
    of Shares To-repurchase, Etc; Contd                                           Non-Voting
    Contd (ii) Notify Creditors and Issue
    Announcements; (iii) Open Overseas- Share Accounts
    and to Carry Out Related Change of Foreign
    Exchange- Registration Procedures; (iv) Carry Out
    Relevant Approval Procedures and To-carry Out
    Filings with the China Securities Regulatory
    Commission; (v) Carry-out Cancelation Procedures
    for Repurchased Shares, Make
    Corresponding-amendments to the Articles of
    Association of the Company Relating to
    Share-capital and Shareholdings Etc, Carry Out
    Modification Registrations, and To- Deal with Any
    Other Documents and Matters Related to Share
    Repurchase. The-above General Mandate Will Expire
    on the Earlier of ("relevant Period"):- (a)-the
    Conclusion of the Annual General Meeting of the
    Company for 2014; (b) The-expiration of A Period of
    Twelve Months Following the Passing of This
    Special-resolution Contd                            Non-Voting                Non-Voting
    Contd at the Annual General Meeting for 2013, the
    First A Shareholders' Class-meeting in 2014 and the
    First H Shareholders' Class Meeting in 2014; Or
    (c)-the Date on Which the Authority Conferred by
    This Special Resolution Is-revoked Or Varied by A
    Special Resolution of Shareholders at A
    General-meeting, Or A Special Resolution of
    Shareholders at A Class Meeting Of-domestic Share
    (a Share) Shareholders Or A Class Meeting of
    Overseas-listed-foreign Invested Share (h Share)
    Shareholders, Except Where the Board Of-directors
    Has Resolved to Repurchase Domestic Shares (a
    Shares) Or-overseas-listed Foreign Invested Shares
    (h Shares) During the Relevant Period-and the Share
    Repurchase is to be Continued Or Implemented After
    the Relevant- Period                                Non-Voting                Non-Voting
9   To Consider And, If Thought Fit, to Approve the
    Following Mandate and Authorise the Board of
    Directors of the Company to Carry Out the
    Following:- (1) to Determine the Proposed Issue of
    Debt Financing Instruments of the Company Within
    the Limit of Issuance, Including But Not Limited to
    Short-term Debentures, Medium-term Notes, Super
    Shortterm Commercial Papers, Corporate Bonds and
    Enterprise Bonds in Domestic Market As Well As
    Renminbi Denominated Bonds and Foreign Currency
    Denominated Bonds, Etc. in Overseas Market


266





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    (excluding Convertible Bonds That May be Converted
    Into Equity Securities). (2) to Determine and
    Finalise, Based on the Company's Needs and Market
    Conditions, the Specific Terms and Conditions of
    and All Relevant Matters in Connection with the
    Proposed Issue of Debt Financing Instruments,
    Including But Not Contd                             Management  For           Voted - For
    Contd Limited to Type, Principal, Interest Rate,
    Term, Issuance Timing,- Targets and Use of Proceeds
    of Such Debt Financing Instruments to be
    Issued-within the Aforesaid Limit and the
    Production, Execution and Disclosure Of-all
    Necessary Documents. (3) to Satisfy the Following
    Criteria for Any- Corporate Bonds to be Issued
    Through A Domestic Exchange: the Principal
    Shall-not Exceed Rmb50 Billion; the Term Shall Not
    Exceed 10 Years; and Such-corporate Bonds May be
    Issued to the Company's Shareholders by Way
    Of-placing, Arrangement Details of Which
    (availability of Placing, Placing-ratio, Etc.)
    Shall be Determined by the Board of Directors
    According To- Market Conditions and the Terms and
    Conditions of the Proposed Issue. (4) To-delegate
    the Mandate to Dr. Ling Wen, the Executive Director
    and President Of-the Company, and Ms. Contd         Non-Voting                Non-Voting
    Contd Zhang Kehui, the Chief Financial Officer,
    Within the Scope of This-mandate for Determining
    Other Matters Related to Such Issuance
    And-implementing Specific Measures Upon Determining
    the Type, Principal, Term And-use of Proceeds of
    Each Issuance of the Debt Financing                 Non-Voting                Non-Voting
    Instruments by The-board of Directors of the
    Company. (5) After This Resolution is Approved By-
    Shareholders at the General Meeting, It Will Remain
    Effective from 14-september 2014 to 13 September
    2016                                                                          Non-Voting
Meeting Date: 27-Jun-14 Meeting Type: Class Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511023.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511021.pdf                      Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Following General Mandate to Repurchase Domestic
    Shares (a Shares) and Overseas- Listed Foreign
    Invested Shares (h Shares):- (1) Approve A General
    Mandate to the Board of Directors To, by Reference
    to Market Conditions and in Accordance with Needs
    of the Company, to Repurchase Domestic Shares (a


267





GLOBAL X CHINA ENERGY ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Shares) Not Exceeding 10% of the Number of Domestic
Shares (a Shares) in Issue at the Time When This
Resolution is Passed at Annual General Meeting and
the Relevant Resolutions are Passed at Class
Meetings of Shareholders. Pursuant to Prc Laws and
Regulations, and for Repurchases of Domestic Shares
(a Shares), the Company Will Seek Further Approval
from Its Shareholders in General Meeting for Each
Repurchase of Domestic Shares (a Shares) Even Where
the General Mandate is Granted, But Contd           Management  For           Voted - For
Contd Will Not be Required to Seek Shareholders'
Approval at Class Meetings-of Domestic Share (a
Share) Shareholders Or Overseas-listed Foreign
Invested-share (h Share) Shareholders. (2) Approve
A General Mandate to the Board Of-directors To, by
Reference to Market Conditions and in Accordance
with Needs-of the Company, to Repurchase
Overseas-listed Foreign Invested Shares (h-shares)
Not Exceeding 10% of the Number of Overseas-listed
Foreign Invested-shares (h Shares) in Issue at the
Time When This Resolution is Passed At-annual
General Meeting and the Relevant                    Non-Voting                Non-Voting
Resolutions are Passed at Class- Meetings of
Shareholders. (3) the Board of Directors be
Authorised To- (including But Not Limited to the
Following):- (i) Determine Time Of- Repurchase,
Period of Repurchase, Repurchase Price and Number
of Shares To-repurchase Etc; (ii) Contd                                       Non-Voting
Contd Notify Creditors and Issue Announcements;
(iii) Open Overseas Share-accounts and to Carry Out
Related Change of Foreign Exchange
Registration-procedures; (iv) Carry Out Relevant
Approval Procedures and to Carry Out-filings with
the China Securities Regulatory Commission; (v)
Carry Out- Cancelation Procedures for Repurchased
Shares, Make Corresponding Amendments-to the
Articles of Association of the Company Relating to
Share Capital And-shareholdings Etc, Carry Out
Modification Registrations, and to Deal with
Any-other Documents and Matters Related to Share
Repurchase. the Above General- Mandate Will Expire
on the Earlier of ("relevant Period"):- (a) The-
Conclusion of the Annual General Meeting of the
Company for 2014; (b) The-expiration of A Period of
Twelve Months Following the Passing of This
Special-resolution Contd                            Non-Voting                Non-Voting
Contd at the Annual General Meeting for 2013, the
First A Shareholders' Class-meeting in 2014 and the
First H Shareholders' Class Meeting in 2014; Or
(c)-the Date on Which the Authority Conferred by
This Special Resolution Is-revoked Or Varied by A
Special Resolution of Shareholders at A
General-meeting, Or A Special Resolution of
Shareholders at A Class Meeting Of-domestic Share
(a Share) Shareholders Or A Class Meeting of
Overseas-listed-foreign Invested Share (h Share)


268





                         GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Shareholders, Except Where the Board Of-directors
    Has Resolved to Repurchase Domestic Shares (a
    Shares) Or-overseas-listed Foreign Invested Shares
    (h Shares) During the Relevant Period-and the Share
    Repurchase is to be Continued Or Implemented After
    the Relevant- Period                                Non-Voting                 Non-Voting
CNOOC LTD, HONG KONG
CUSIP: Y1662W117
Meeting Date: 27-Nov-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107226.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107190.pdf                      Non-Voting                 Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting
1   To Approve the Non-exempt Continuing Connected
    Transactions                                        Management   For           Voted - For
2   To Approve the Proposed Caps for Each Category of
    the Non-exempt Continuing Connected Transactions    Management   For           Voted - For
Meeting Date: 23-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn20140409027.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn20140409023.pdf                      Non-Voting                 Non-Voting
A.1 To Receive and Consider the Audited Statement of
    Accounts Together with the Report of the Directors
    and Independent Auditors' Report Thereon for the
    Year Ended 31 December 2013                         Management   For           Voted - For
A.2 To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management   For           Voted - For
A.3 To Re-elect Mr. Li Fanrong As an Executive Director
    of the Company                                      Management   For           Voted - Against
A.4 To Re-elect Mr. Wang Yilin As A Non- Executive
    Director of the Company                             Management   For           Voted - Against
A.5 To Re-elect Mr. Lv Bo As A Non- Executive Director
    of the Company                                      Management   For           Voted - Against
A.6 To Re-elect Mr. Zhang Jianwei As A Non-executive
    Director of the Company                             Management   For           Voted - Against
A.7 To Re-elect Mr. Wang Jiaxiang As A Non-executive
    Director of the Company                             Management   For           Voted - Against


269





                         GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
A.8 To Re-elect Mr. Lawrence J. Lau As an Independent
    Non-executive Director of the Company               Management   For           Voted - For
A.9 To Re-elect Mr. Kevin G. Lynch As an Independent
    Non-executive Director of the Company               Management   For           Voted - For
A.10 To Authorise the Board of Directors to Fix the
    Remuneration of Each of the Directors               Management   For           Voted - For
A.11 To Re-appoint Deloitte Touche Tohmatsu As the
    Independent Auditors of the Company and Its
    Subsidiaries, and to Authorize the Board of
    Directors to Fix Their Remuneration                 Management   For           Voted - For
B.1 To Grant A General Mandate to the Directors to
    Repurchase Shares in the Capital of the Company Not
    Exceeding 10% of the Aggregate Number of Shares of
    the Company in Issue As at the Date of Passing of
    This Resolution                                     Management   For           Voted - For
B.2 To Grant A General Mandate to the Directors to
    Issue, Allot and Deal with Additional Shares in the
    Capital of the Company and to Make Or Grant Offers,
    Agreements, Options and Similar Rights to Subscribe
    for Or Convert Any Security Into Shares in the
    Company Which Would Or Might Require the Exercise
    of Such Power, Which Shall Not Exceeding 20% of the
    Aggregate Number of Shares of the Company in Issue
    As at the Date of Passing of This Resolution        Management   For           Voted - Against
B.3 To Extend the General Mandate Granted to the
    Directors to Issue, Allot and Deal with Additional
    Shares of the Company and to Make Or Grant Offers,
    Agreements, Options and Similar Rights to Subscribe
    for Or Convert Any Security Into Shares in the
    Company by the Aggregate Number of Shares
    Repurchased, Which Shall Not Exceed 10% of the
    Aggregate Number of Shares of the Company in Issue
    As at the Date of Passing of This Resolution        Management   For           Voted - Against
DATANG INTERNATIONAL POWER GENERATION CO LTD
CUSIP: Y20020106
Meeting Date: 23-Aug-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0708/ltn20130708630.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0708/ltn20130708615.pdf                        Non-Voting                 Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1.1
    and 1.2". Thank You.                                Non-Voting                 Non-Voting
1.1 To Consider and Approve the "resolution on the
    Provision of Guarantees for the Financing of
    Certain Subsidiaries in Which Datang International
    Holds Controlling Equity Interests": to Provide A
    Guarantee to Baochang Gas Power                     Management   For           Voted - For


270





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.2 To Consider and Approve the "resolution on the
    Provision of Guarantees for the Financing of
    Certain Subsidiaries in Which Datang International
    Holds Controlling Equity Interests": to Provide A
    Guarantee to Htpg                                   Management  For           Voted - For
Meeting Date: 29-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    237446 Due to Addition Of-resolutions 4.1 and 4.2.
    All Votes Received on the Previous Meeting Will be
    Di-sregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0912/l-tn20130912658.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1015/l-tn20131015035.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/101-5/ltn20131015039.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the "resolution on the
    Provision of Guarantee for the Financing of Ningxia
    Datang International Qingtongxia Photovoltaic Power
    Generation Limited"                                 Management  For           Voted - For
2   To Consider and Approve the "resolution on Changing
    the Auditor of the Company in 2013"                 Management  For           Voted - For
3   To Consider and Approve the "resolution on the
    Allowance Criteria for the Directors of the Eighth
    Session of the Board and the Supervisors of the
    Eighth Session of the Supervisory Committee"        Management  For           Voted - For
4.1 To Consider and Approve "the Resolution on the
    Proposal of Changing Shareholders' Representative
    Supervisor of the Company to be Considered at the
    General Meeting": to Approve the Appointment of Mr.
    Li Baoqing As Shareholders' Representative
    Supervisor                                          Management  For           Voted - Against
4.2 To Consider and Approve "the Resolution on the
    Proposal of Changing Shareholders' Representative
    Supervisor of the Company to be Considered at the
    General Meeting": to Approve the Cessation of
    Appointment of Mr. Zhou Xinnong As Shareholders'
    Representative Supervisor                           Management  For           Voted - Against
    17 Oct 13: Please Note That This is A Revision Due
    to Modification in the Text-of Resolutions 4.1 and
    4.2.                                                Non-Voting                Non-Voting
Meeting Date: 06-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    251413 Due to Addition Of-resolutions 3 and 4. All
    Votes Received on the Previous Meeting Will be


271





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disreg-arded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1021/ltn-20131021491.pdf,
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1106/ltn-20131106851.pdf,
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1106/lt-n20131106847.pdf and
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1107-/ltn20131107520.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider and Approve the "resolution on the
    Entering Into of the Financial Services Agreement
    with China Datang Finance Co., Ltd."                Management  For           Voted - Against
2   To Consider and Approve the "resolution on the
    Provision of Entrusted Loan (including the
    Entrusted Loan Framework Agreement) to Datang Inner
    Mongolia Duolun Coal Chemical Company Limited"      Management  For           Voted - For
3   To Consider and Approve the "resolution on the
    Issuance of Rmb 20 Billion of Super Short-term
    Debentures"                                         Management  For           Voted - Against
4   To Consider and Approve the "resolution of Non-
    Public Issuance of Rmb10 Billion of Debt Financing
    Instruments"                                        Management  For           Voted - Against
Meeting Date: 24-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    265934 Due to Addition Of-resolutions 4.1 and 4.2.
    All Votes Received on the Previous Meeting Will be
    Di-sregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn-20140107804.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn-20140107802.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1209-/ltn20131209713.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the "resolution on the
    Financial Guarantee for 2014"                       Management  For           Voted - For
2.1 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": Supply of Coal by Beijing Datang Fuel
    Company and Hong Kong Company to the Power
    Generation Enterprises of Cdc                       Management  For           Voted - For


272





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.2 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": Supply of Coal by Beijing Datang Fuel
    Company and Its Subsidiary, Inner Mongolia Fuel
    Company, to Enterprises Managed by the Company      Management  For           Voted - For
2.3 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": Supply of Coal by Hong Kong Company to
    Beijing Datang Fuel Company                         Management  For           Voted - For
2.4 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": Supply of Coal by Hong Kong Company to
    Certain Subsidiaries of the Company Along the Coast Management  For           Voted - For
3   To Consider and Approve the "resolution on the
    Supply of Coal by Inner Mongolia Datang
    International Xilinhaote Mining Company Limited to
    Certain Power Generation Enterprises of the Company
    in 2014"                                            Management  For           Voted - For
4.1 To Consider and Approve the "resolution on the
    Adjustments of Directors of the Company": Mr. Wu
    Jing to Hold the Office As an Executive Director of
    the Eighth Session of the Board                     Management  For           Voted - For
4.2 To Consider and Approve the "resolution on the
    Adjustments of Directors of the Company": Mr. Cao
    Jingshan to Cease to Hold the Office As A Director
    of the Eighth Session of the Board                  Management  For           Voted - For
Meeting Date: 25-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0207/ltn201402071127.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0207/ltn201402071117.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting.             Non-Voting                Non-Voting
1   To Consider and Approve the "resolution on the
    Issuance of Debt Financing Instruments"             Management  For           Voted - For
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425820.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425851.pdf                      Non-Voting                Non-Voting


273





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Approve the "report of the Board of
    Directors (the "board") for the Year 2013"
    (including Independent Directors' Report on Work)    Management  For           Voted - For
2   To Consider and Approve the "report of the
    Supervisory Committee for the Year 2013"             Management  For           Voted - For
3   To Consider and Approve the "proposal of Final
    Accounts for the Year 2013"                          Management  For           Voted - For
4   To Consider and Approve the "profit Distribution
    Proposal for the Year 2013"                          Management  For           Voted - For
5   To Consider and Approve the "resolution on the
    Appointment of Ruihua China Cpas (special Ordinary
    Partnership) and Rsm Nelson Wheeler"                 Management  For           Voted - For
6   To Consider and Approve the "resolution on the
    Provision of Guarantee for the Financing of Datang
    Inner Mongolia Duolun Coal Chemical Company Limited" Management  For           Voted - For
7.1 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": the Sale of Natural Gas and Chemical
    Products Under the Framework Agreement of Sale of
    Natural Gas and the Sale and Purchase Contract of
    Chemical Products (keqi) Entered Into Between Keqi
    Coal-based Gas Company and Energy and Chemical
    Marketing Company                                    Management  For           Voted - For
7.2 To Consider and Approve the "resolution on Certain
    Continuing Connected Transactions of the Company
    for 2014": the Sale of Chemical Products Under the
    Sale and Purchase Contract of Chemical Products
    (duolun) Entered Into Between Duolun Coal Chemical
    Co., Ltd and Energy and Chemical Marketing Company   Management  For           Voted - For
8   To Consider and Approve the "proposal on Proposing
    to the General Meeting to Grant A Mandate to the
    Board to Determine the Issuance of New Shares of
    Not More Than 20% of Each Class of Shares"           Management  For           Voted - Against
    05 May 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 14 May to 13 May
    2014. If You Have Already Sent in Your Votes,
    Please Do-not Vote Again Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.              Non-Voting                Non-Voting
ENN ENERGY HOLDINGS LTD, GEORGE TOWN
CUSIP: G3066L101
Meeting Date: 30-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting               Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1209/ltn20131209029.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1209/ltn20131209027.pdf                       Non-Voting                Non-Voting


274





                         GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
1     To Approve the Supplemental Deed of Non- Competition Management  For           Voted - For
Meeting Date: 30-May-14  Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0428/ltn20140428115.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0428/ltn20140428097.pdf                       Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1     To Receive and Consider the Audited Financial
      Statements for the Year Ended 31 December 2013
      Together with the Directors' and Independent
      Auditor's Reports                                    Management  For           Voted - For
2     To Declare A Final Dividend of Hkd 48 Cents Per
      Share for the Year Ended 31 December 2013            Management  For           Voted - For
3.a.i To Re-elect Mr. Wang Yusuo As Director               Management  For           Voted - For
3a.ii To Re-elect Mr. Yu Jianchao As Director              Management  For           Voted - For
3aiii To Re-elect Ms. Yien Yu Yu, Catherine As Director    Management  For           Voted - Against
3a.iv To Re-elect Mr. Wang Zizheng As Director             Management  For           Voted - For
3.a.v To Re-elect Mr. Ma Zixiang As Director               Management  For           Voted - For
3a.vi To Re-elect Mr. Yuen Po Kwong As Director            Management  For           Voted - For
3.b   To Resolve Not to Fill Up the Vacated Offices
      Resulting from the Retirement of Mr. Zhao Jinfeng
      and Mr. Kong Chung Kau As Directors                  Management  For           Voted - For
3.c   To Authorise the Board of Directors to Fix the
      Directors' Remuneration                              Management  For           Voted - For
4     To Re-appoint Deloitte Touche Tohmatsu As Auditors
      and to Authorise the Board of Directors to Fix
      Their Remuneration                                   Management  For           Voted - For
5     To Give A General Mandate to the Directors to Issue
      New Shares of the Company (ordinary Resolution in
      Item No. 5 of the Notice of Annual General Meeting)  Management  For           Voted - Against
6     To Give A General Mandate to the Directors to
      Repurchase Shares of the Company (ordinary
      Resolution in Item No. 6 of the Notice of Annual
      General Meeting)                                     Management  For           Voted - For
7     To Extend the General Mandate to be Given to the
      Directors to Issue Shares (ordinary Resolution in
      Item No. 7 of the Notice of Annual General Meeting)  Management  For           Voted - Against
GCL-POLY ENERGY HOLDINGS LTD
CUSIP: G3774X108
Meeting Date: 23-May-14  Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting


275





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0415/ltn20140415323.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0415/ltn20140415303.pdf                      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Financial Statements and the Reports of the
      Directors and Auditor for the Year Ended 31
      December 2013                                       Management  For           Voted - For
2.i   To Re-elect Mr. Zhu Gongshan As an Executive
      Director                                            Management  For           Voted - Against
2.ii  To Re-elect Mr. Ji Jun As an Executive Director     Management  For           Voted - For
2.iii To Re-elect Ms. Sun Wei As an Executive Director    Management  For           Voted - For
2.iv  To Authorise the Board of Directors to Fix the
      Remuneration of the Directors                       Management  For           Voted - For
3     To Re-appoint Deloitte Touche Tohmatsu As Auditor
      of the Company and to Authorise the Board of
      Directors to Fix Their Remuneration                 Management  For           Voted - For
4.a   To Grant A General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares of the
      Company                                             Management  For           Voted - Against
4.b   To Grant A General Mandate to the Directors to
      Repurchase Shares of the Company                    Management  For           Voted - For
4.c   To Extend the General Mandate to the Directors to
      Allot, Issue and Deal with Additional Shares by the
      Addition of Number of Shares Repurchased by the
      Company                                             Management  For           Voted - Against
HANWHA SOLARONE CO LTD
CUSIP: 41135V103 TICKER: HSOL
Meeting Date: 20-Dec-13 Meeting Type: Annual
1.    As an Ordinary Resolution, That Thomas J. Toy,
      Whose Current Term of Office Shall Expire at the
      Agm, be Re- Elected As A Director of the Company to
      Hold Office in Accordance with the Articles of
      Association of the Company for A Two-year Term with
      Effect from the Date of the Agm.                    Management  For           Voted - For
2.    As an Ordinary Resolution, That Ernst A. Butler,
      Whose Current Term of Office Shall Expire at the
      Agm, be Re-elected As A Director of the Company to
      Hold Office in Accordance with the Articles of
      Association of the Company for A Two-year Term with
      Effect from the Date of the Agm                     Management  For           Voted - For
3.    As an Ordinary Resolution, That Ki- Joon Hong,
      Whose Current Term of Office Shall Expire at the
      Agm, be Re- Elected As A Director and Board
      Chairman of the Company to Hold Office in
      Accordance with the Articles of Association of the
      Company for A Two-year Term with Effect from the
      Date of the Agm                                     Management  For           Voted - For


276





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  As an Ordinary Resolution, That Ernst & Young Hua
    Ming be Appointed As Independent Auditor of the
    Company for the Year Ending December 31, 2013       Management  For           Voted - For
HUADIAN POWER INTERNATIONAL CORPORATION LTD
CUSIP: Y3738Y101
Meeting Date: 06-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1021/ltn20131021184.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1021/ltn20131021180.pdf                        Non-Voting                Non-Voting
1.1 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"): Class of
    Shares to be Issued: Rmb Denominated Ordinary
    Shares (a Shares)                                   Management  For           Voted - For
1.2 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"): Nominal
    Value Per Share: Rmb1.00                            Management  For           Voted - For
1.3 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"): Target
    Subscriber and Lock-up Period: the Company's
    Controlling Shareholder, China Huadian. China
    Huadian Shall Not Transfer New A Shares Acquired
    Under the Issuance Within 72 Months from the Date
    of the Completion of the Issuance                   Management  For           Voted - For
1.4 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"): Method of
    Issue: Non-public Issuance to Target Subscriber,
    I.e., China Huadian Within the Validity Period from
    Obtaining Necessary Approvals from Csrc             Management  For           Voted - For
1.5 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"): Method of
    Subscription: China Huadian Shall Subscribe for New
    A Shares in Cash                                    Management  For           Voted - For
1.6 To Consider and Approve the Following, by Way of
    Separate Special Resolution, in Relation to the
    Non- Public Issuance (the "issuance"):
    Determination Date of the Issuance Price and the
    Issuance Price: the Price Determination Date Was
    the Date of the Announcement of the Board's
    Resolutions in Respect of the A Shares Subscription
    (i.e., 16 October 2013). the Issuance Price Shall
    be Rmb3.12 Per A Share, Which Represents No Less
    Than 90% of the Average Trading Price of A Shares
    During the 20 Trading Days Immediately Preceding


277





     GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     the Price Determination Date. the Average Trading
     Price of the A Shares During the Price
     Determination Period Was Determined by Dividing the
     Total Turnover of the Trading of the A Shares
     During the 20 Trading Days Immediately Preceding
     the Price Determination Date by the Total Trading
     Volume of the Contd                                 Management  For           Voted - For
     Contd A Shares During Those 20 Trading Days
     Immediately Preceding the Price-determination Date
     (i.e., Rmb3.23 Per Share). the Issuance Price Shall
     Be-adjusted If There is Any Ex-rights Or
     Ex-dividend Between the Price-determination Date
     and the Date of Issuance                            Non-Voting                Non-Voting
1.7  To Consider and Approve the Following, by Way of
     Separate Special Resolution, in Relation to the
     Non- Public Issuance (the "issuance"): Number of
     Shares to be Issued: 1,150,000,000 New A Shares.
     the Number of Shares to be Issued Shall be Adjusted
     If There is Any Ex-rights Or Ex- Dividend Between
     the Price Determination Date and the Date of
     Issuance                                            Management  For           Voted - For
1.8  To Consider and Approve the Following, by Way of
     Separate Special Resolution, in Relation to the
     Non- Public Issuance (the "issuance"): Listing
     Arrangement: After Expiration of the Lock-up
     Period, the New A Shares Can be Traded on the
     Shanghai Stock Exchange                             Management  For           Voted - For
1.9  To Consider and Approve the Following, by Way of
     Separate Special Resolution, in Relation to the
     Non- Public Issuance (the "issuance"): Use of
     Proceeds: the Total Proceeds of the Issuance Will
     be Approximately Rmb3,588,000,000, Which is
     Intended to be Used to Supplement the Working
     Capital of the Company                              Management  For           Voted - For
1.10 To Consider and Approve the Following, by Way of
     Separate Special Resolution, in Relation to the
     Non- Public Issuance (the "issuance"): Arrangement
     of Retained Profits: the Retained Profits Before
     the Issuance Shall be Shared Among the Existing and
     New Shareholders After the Completion of the
     Issuance                                            Management  For           Voted - For
1.11 To Consider and Approve the Following, by Way of
     Separate Special Resolution, in Relation to the
     Non- Public Issuance (the "issuance"): Validity
     Period of These Resolutions: 12 Months from the
     Date of Passing These Resolutions                   Management  For           Voted - For
2    To Approve, Confirm And/or Ratify the A Shares
     Subscription by China Huadian and the Conditional A
     Shares Subscription Agreement                       Management  For           Voted - For
3    That: (1) Subject to All Applicable Laws and Rules,
     and Regulations and Requirements of Regulatory
     Authorities and Departments, to Authorize the Board
     to Handle All Things in Connection with the
     Issuance, Including But Not Limited To, Determining
     the Method of the Issuance, Number of Shares to be


278





GLOBAL X CHINA ENERGY ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Issued, Issuance Price, Price Determination Method,
Target Subscribers and Timing; (2) Subject to All
Applicable Laws and Rules, and Regulations and
Requirements of Regulatory Authorities and
Departments, to Authorize the Board, the Chairman
Or the Authorized Person of the Chairman to Handle
All Application Matters Relating to the Issuance,
to Formulate, Prepare, Revise, Finalize and Execute
All Information Disclosure Documents Relating to
the Issuance; and to Sign All Contracts, Agreements
and Documents Relating to the Issuance Contd        Management  For           Voted - For
Contd ; (3) to Authorize the Board to Make Relevant
Adjustments to The-issuance Method of the Issuance
in the Event There is Any Change to The-policies of
the Regulatory Authorities Relating to the
Non-public Issuance Or-there is Any Change to the
Market Conditions Relating to the Issuance,
Save-and Except for Those Matters Required to be
Approved by the Shareholders-pursuant to Any Laws,
Regulations and the Articles of Association of
The-company (the "articles of Association"); (4) to
Authorize the Board, The-chairman Or the Authorized
Person of the Chairman to Handle the
Capital-verification Procedures Relating to the
Issuance; (5) Subject to All-applicable Laws and
Rules, and Regulations and Requirements of
Regulatory-authorities and Departments, to
Authorize the Board (subject to the Scope Of-this
Resolution) to Make Contd                           Non-Voting                Non-Voting
Contd Appropriate Adjustments to the Arrangements
of the Use of Proceeds-raised from the Issuance;
(6) to Authorize the Board, the Chairman Or
The-authorized Person of the Chairman to Handle the
Share Registration, Lock- Up-and Application for
Listing of the New A Shares on the Shanghai
Stock-exchange and Submit Relevant Documents Upon
Completion of the Issuance; (7)-to Authorize the
Board, the Chairman Or the Authorized Person of the
Chairman-to Make Consequential Amendments to the
Relevant Provisions in the Articles-of Association
Upon Completion of the Issuance and Handle Relevant
Approval-procedures, and to Deal with Relevant
Registration and Filing Procedures- Relating to the
Change of the Registered Capital of the Company;
(8) Subject-to All Applicable Laws and Rules, and
Regulations and Requirements Of- Regulatory Contd   Non-Voting                Non-Voting
Contd Authorities and Departments, to Authorize the
Board to Handle All Other-matters Incidental to the
Issuance; and (9) the Authorizations Described
In-paragraphs (5) to (7) in This Resolution Shall
be Valid in the Duration Of- the Relevant Events
Commencing from the Date of Passing of This
Resolution In-a General Meeting, and Other
Authorizations Shall be Valid for A Period of
12-months from the Date of Passing of This
Resolution in A General Meeting                     Non-Voting                Non-Voting


279





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider and Approve That the Company Satisfies
    the Conditions for Non-public Issuance of A Shares
    Under the Administrative Measures for the Issuance
    of Securities by Listed Companies (as Specified)
    and Detailed Implementation Rules for the
    Non-public Issuance of Stocks by Listed Companies
    (as Specified) of the Prc                           Management  For           Voted - For
5   To Consider and Approve the "feasibility Analysis
    Report on the Use of Proceeds Raised from the
    Non-public Issuance of A Shares". Details of the
    Aforesaid Report Were Contained in the Overseas
    Regulatory Announcement of the Company Published on
    the Website of the Hong Kong Stock Exchange on 16
    October 2013                                        Management  For           Voted - For
6   To Consider and Approve the "report on the Previous
    Use of Proceeds". Details of the Aforesaid Report
    Were Contained in the Overseas Regulatory
    Announcement of the Company Published on the
    Website of the Hong Kong Stock Exchange on 16
    October 2013                                        Management  For           Voted - For
7   To Consider and Approve: (i) the Proposal in
    Relation to the Granting of A Waiver to China
    Huadian from the Obligation to Make A General Offer
    Under the Relevant Prc Laws and Regulations; and
    (ii) the Proposal in Relation to the Granting of
    the Whitewash Waiver                                Management  For           Voted - For
8.1 To Consider and Approve, by Way of Separate
    Ordinary Resolutions, the Entering Into by the
    Group of the Proposed Coal, Equipments and Services
    Purchase (supply) Framework Agreement (the
    "agreement") with China Huadian for A Term of One
    Year Ending 31 December 2014 and the Following
    Continuing Connected Transactions Between the Group
    and China Huadian Contemplated Thereunder and Their
    Respective Annual Caps; and Authorize the General
    Manager of the Company Or His Authorized Person(s)
    to Make the Necessary Amendments to the Agreement
    at His/their Discretion in Accordance with the
    Domestic and Overseas Regulatory Requirements and
    Execute the Agreement Once A Consensus is Reached,
    and to Complete Other Necessary Procedures and
    Formalities According to the Relevant Requirements
    Under the Hong Kong Listing Rules: the Purchase
    Contd                                               Management  For           Voted - For
    Contd of Coal by the Group from China Huadian and
    the Annual Cap of Such-continuing Connected
    Transactions be Set at Rmb6 Billion for the
    Financial-year Ending 31 December 2014              Non-Voting                Non-Voting
8.2 To Consider and Approve, by Way of Separate
    Ordinary Resolutions, the Entering Into by the
    Group of the Proposed Coal, Equipments and Services
    Purchase (supply) Framework Agreement (the
    "agreement") with China Huadian for A Term of One
    Year Ending 31 December 2014 and the Following
    Continuing Connected Transactions Between the Group
    and China Huadian Contemplated Thereunder and Their


280





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Respective Annual Caps; and Authorize the General
    Manager of the Company Or His Authorized Person(s)
    to Make the Necessary Amendments to the Agreement
    at His/their Discretion in Accordance with the
    Domestic and Overseas Regulatory Requirements and
    Execute the Agreement Once A Consensus is Reached,
    and to Complete Other Necessary Procedures and
    Formalities According to the Relevant Requirements
    Under the Hong Kong Listing Rules: the Provision
    Contd                                                Management  For           Voted - For
    Contd of Engineering Equipments, Systems, Products
    and Engineering And-construction Contracting
    Projects, Supplies Procurement Services and
    Other-miscellaneous and Relevant Services to the
    Group by China Huadian and The- Annual Cap of Such
    Continuing Connected Transaction be Set at Rmb3
    Billion-for the Financial Year Ending 31 December
    2014                                                 Non-Voting                Non-Voting
8.3 To Consider and Approve, by Way of Separate
    Ordinary Resolutions, the Entering Into by the
    Group of the Proposed Coal, Equipments and Services
    Purchase (supply) Framework Agreement (the
    "agreement") with China Huadian for A Term of One
    Year Ending 31 December 2014 and the Following
    Continuing Connected Transactions Between the Group
    and China Huadian Contemplated Thereunder and Their
    Respective Annual Caps; and Authorize the General
    Manager of the Company Or His Authorized Person(s)
    to Make the Necessary Amendments to the Agreement
    at His/their Discretion in Accordance with the
    Domestic and Overseas Regulatory Requirements and
    Execute the Agreement Once A Consensus is Reached,
    and to Complete Other Necessary Procedures and
    Formalities According to the Relevant Requirements
    Under the Hong Kong Listing Rules: the Sale of Coal
    Contd                                                Management  For           Voted - For
    Contd and Provision of Services Such As Overhauls
    and Maintenance Of-generating Units of Power
    Plants, Alternative Power Generation and
    Relevant-quota Services by the Group to China
    Huadian and the Annual Cap of Such-continuing
    Connected Transactions be Set at Rmb2 Billion for
    the Financial-year Ending 31 December 2014           Non-Voting                Non-Voting
9   To Consider and Approve the Entering Into by the
    Group of the Proposed Coal Purchase Framework
    Agreement with Yanzhou Coal and the Continuing
    Connected Transactions Contemplated Thereunder and
    the Respective Annual Caps at Rmb8 Billion for Each
    of the Three Financial Years Ending 31 December 2016 Management  For           Voted - For
10  To Consider and Approve the Entering Into by the
    Group of the Proposed Coal Purchase Framework
    Agreement with Huainan Mining and the Continuing
    Connected Transactions Contemplated Thereunder and
    the Respective Annual Caps at Rmb4 Billion for Each
    of the Three Financial Years Ending 31 December 2016 Management  For           Voted - For


281





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Consider and Approve the Resolution in Relation
    to the Formulation of the Shareholders' Return Plan
    from 2014 to 2016                                   Management  For           Voted - For
Meeting Date: 13-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127260.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127256.pdf                      Non-Voting                Non-Voting
1.1 To Consider and Approve the Election and
    Appointment of the Following Person As the Member
    of the Sixth Session of the Board (the "board") of
    Directors of the Company (the "director") with A
    Term of Office from the End of the Egm to the
    Expiry of the Sixth Session of the Board; and to
    Authorize the Board to Determine and Finalise His
    Remuneration As Director: Mr. Li Qingkui            Management  For           Voted - For
1.2 To Consider and Approve the Election and
    Appointment of the Following Person As the Member
    of the Sixth Session of the Board (the "board") of
    Directors of the Company (the "director") with A
    Term of Office from the End of the Egm to the
    Expiry of the Sixth Session of the Board; and to
    Authorize the Board to Determine and Finalise His
    Remuneration As Director: Mr. Gou Wei               Management  For           Voted - For
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    316106 Due to Change in Th-e Director Names. All
    Votes Received on the Previous Meeting Will be
    Disregard-ed and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn-20140509332.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn-20140509376.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/-ltn20140414445.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Exercise of General
    Mandate by the Board of the Company to Allot, Issue
    and Deal with Additional Shares of the Company      Management  For           Voted - Against
2.1 To Consider and Approve the Issuance of Debt
    Financing Instruments by the Company: to Authorize
    the Company to Issue Short-term Debentures at A
    Proper Time, in One Or More Tranches with A
    Principal Balance Not Exceeding Rmb13 Billion
    According to Its Capital Requirements               Management  For           Voted - Against
2.2 To Consider and Approve the Issuance of Debt
    Financing Instruments by the Company: to Authorize


282





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Company to Issue Medium-term Notes at A Proper
    Time, in One Or More Tranches with A Principal
    Balance Not Exceeding Rmb13 Billion According to
    Its Capital Requirements                            Management  For           Voted - Against
2.3 To Consider and Approve the Issuance of Debt
    Financing Instruments by the Company: to Authorize
    the Company to Issue Non- Public Placed Bonds at A
    Proper Time, in One Or More Tranches with A
    Principal Balance Not Exceeding Rmb18 Billion
    According to Its Capital Requirements               Management  For           Voted - Against
2.4 To Consider and Approve the Issuance of Debt
    Financing Instruments by the Company: to Authorize
    the Company to Issue Super Short-term Commercial
    Papers at A Proper Time, in One Or More Tranches
    with A Principal Balance Not Exceeding Rmb30
    Billion According to Its Capital Requirements       Management  For           Voted - Against
2.5 To Consider and Approve the Issuance of Debt
    Financing Instruments by the Company: to Authorize
    the Company to Issue Corporate Bonds and (or)
    Sustainable Rmb-denominated Bonds in Hong Kong at A
    Proper Time, in One Or More Tranches with A
    Principal Balance Not Exceeding Rmb3 Billion
    According to Its Capital Requirements               Management  For           Voted - Against
3   To Consider and Approve the Proposed Amendments to
    the Articles of Association of the Company:
    Articles 180, 184                                   Management  For           Voted - For
4   To Consider and Approve the Provision of Loan
    Guarantee in Favor of Its Subsidiary                Management  For           Abstain
5   To Consider and Approve the Report of the Board for
    the Year Ended 31 December 2013                     Management  For           Voted - For
6   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
7   To Consider and Approve the Audited Financial
    Report of the Company for the Financial Year Ended
    31 December 2013                                    Management  For           Voted - For
8   To Consider and Approve the Profit Distribution
    Proposal of the Company for the Year Ended 31
    December 2013: the Board Has Proposed to Declare A
    Final Dividend of Rmb0.225 Per Share (tax
    Inclusive) for the Financial Year Ended 31 December
    2013                                                Management  For           Voted - For
9.1 To Consider and Approve the Appointments of
    International Auditor, Domestic Auditor and Auditor
    of Internal Control, and to Authorize the Board to
    Determine Their Remunerations Which Shall Not
    Exceed Rmb9.6 Million: Deloitte Touche Tohmatsu
    Certified Public Accountants and Deloitte Touche
    Tohmatsu Certified Public Accountants LLP be
    Appointed As International and Domestic Auditors of
    the Company for the Financial Year Ending 31
    December 2014                                       Management  For           Voted - For
9.2 To Consider and Approve the Appointments of
    International Auditor, Domestic Auditor and Auditor
    of Internal Control, and to Authorize the Board to


283





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Determine Their Remunerations Which Shall Not
     Exceed Rmb9.6 Million: Deloitte Touche Tohmatsu
     Certified Public Accountants LLP be Appointed As
     the Auditor of the Company's Internal Control for
     the Financial Year Ending 31 December 2014          Management  For           Voted - For
10   To Consider and Approve the Performance Report of
     the Independent Non-executive Directors for the
     Year Ended 31 December 2013                         Management  For           Voted - For
11.1 To Elect Mr. Li Qingkui As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.2 To Elect Mr. Chen Jianhua As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.3 To Elect Mr. Chen Dianlu As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.4 To Elect Mr. Geng Yuanzhu As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.5 To Elect Ms. Wang Yingli As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - Against
11.6 To Elect Mr. Chen Bin As A Director of the Seventh
     Session of the Board of the Company                 Management  For           Voted - For
11.7 To Elect Mr. Gou Wei As A Director of the Seventh
     Session of the Board of the Company                 Management  For           Voted - For
11.8 To Elect Mr. Chu Yu As A Director of the Seventh
     Session of the Board of the Company                 Management  For           Voted - For
11.9 To Elect Mr. Wang Yuesheng As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - Against
11.10To Elect Mr. Ning Jiming As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.11To Elect Mr. Yang Jinguan As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
11.12To Elect Mr. Ding Huiping As A Director of the
     Seventh Session of the Board of the Company         Management  For           Voted - For
12.1 To Elect Mr. Li Xiaopeng As A Supervisor of the
     Seventh Session of the Supervisory Committee of the
     Company                                             Management  For           Voted - Against
12.2 To Elect Mr. Peng Xingyu As A Supervisor of the
     Seventh Session of the Supervisory Committee of the
     Company                                             Management  For           Voted - For
     13 May 2014: Please Note That This is A Revision
     Due to Modification to Text O-f Resolutions 2.4,
     2.5. If You Have Already Sent in Your Votes for
     Mid: 334893-please Do Not Vote Again Unless You
     Decide to Amend Your Original Instruction-s. Thank
     You                                                 Non-Voting                Non-Voting
HUANENG POWER INTERNATIONAL INC, BEIJING
CUSIP: Y3744A105
Meeting Date: 11-Feb-14 Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh


284





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    K/2013/1227/ltn20131227617.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1227/ltn20131227623.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   To Consider and Approve the "resolution Regarding
    the 2014 Continuing Connected Transactions Between
    the Company and Huaneng Group", Including Huaneng
    Group Framework Agreement and the Transaction Caps
    Thereof                                             Management  For           Voted - For
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting.     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512077.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512150.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Working Report from the
    Board of Directors of the Company for 2013          Management  For           Voted - For
2   To Consider and Approve the Working Report from the
    Supervisory Committee of the Company for 2013       Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for 2013                  Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan of the Company for 2013                        Management  For           Voted - For
5   To Consider and Approve the Proposal Regarding the
    Appointment of the Company's Auditors for 2014      Management  For           Voted - For
6   To Consider and Approve the Proposal Regarding
    Continuing Connection Transactions Between Huaneng
    Finance and the Company from 2015 to 2017           Management  For           Voted - Against
7   To Consider and Approve the Proposal to Grant the
    Board of Directors of the Company A General Mandate
    to Issue Domestic Shares And/or Overseas Listed
    Foreign Shares                                      Management  For           Voted - Against
    13 May 2014: Please Note That This is A Revision
    Due to Change in Record Date.-if You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You D-ecide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
HUANENG RENEWABLES CORPORATION LTD, BEIJING
CUSIP: Y3739S103
Meeting Date: 20-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


285





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1101/ltn201311011102.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1101/ltn201311011034.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Conduct of the Deposit
    Transactions (including the Relevant Proposed
    Annual Caps) Contemplated Under the Deposit and
    Loan Services Framework Agreement Dated 25 October
    2013 Entered Into Between the Company and China
    Huaneng Finance Corporation Limited                  Management  For           Voted - Against
2   To Consider and Approve the Proposal of Not
    Distributing Interim Profit for the Year of 2013     Management  For           Voted - For
3   To Consider and Approve the Proposal Regarding the
    Company's Issuance of Debt Financing Instruments
    Within the Prc by Way of Private Placement, the
    Aggregate Principal Amount of Which Shall Not
    Exceed Rmb3 Billion; and to Grant the Authorization
    to the Board of Directors, Or Any Two Or More of
    Its Directors to Deal with All Matters Relating to
    the Company's Issuance of Debt Financing Instruments Management  For           Voted - For
Meeting Date: 10-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0117/ltn20140117332.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0117/ltn20140117340.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Rmb2,500m Annual Caps
    of the Deposit Transactions Under the New Deposit
    and Loan Services Framework Agreement Dated 30
    December 2013 Entered Into Between the Company and
    China Huaneng Finance Corporation Limited            Management  For           Voted - Against
Meeting Date: 20-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2014/0504/ltn20140504029-.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0504/ltn20140504037.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors (the "directors") of the Company (the
    "board") for 2013                                    Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for 2013        Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for 2013                   Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan of the Company for 2013: the Company's
    Proposed Profit Distribution Plan for 2013 is A
    Cash Dividend of Rmb0.020 (tax Inclusive) Per
    Ordinary Share of the Company                        Management  For           Voted - For


286





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Consider and Approve the Re- Appointment of KPMG
    and KPMG Huazhen (sgp) As the International and
    Domestic Auditors of the Company, Respectively, for
    2014 for A Term Until the Conclusion of the Next
    Annual General Meeting of the Company               Management  For           Voted - For
6   To Consider and Approve the Application to the
    National Association of Financial Market
    Institutional Investors for Registering the Issue
    Limit of Short- Term Debentures with an Amount Not
    Exceeding Rmb2 Billion and the Board Or Any Two Or
    More Directors, be Authorized to Determine the
    Specific Terms and Conditions and All Other
    Relevant Matters in Relation to the Issuance of
    Short-term Debentures                               Management  For           Voted - For
7   To Consider and Approve the Granting of A General
    Mandate to the Board to Issue, Allot and Deal with
    Additional Domestic Shares and H Shares Not
    Exceeding 20% of Each of the Aggregate Nominal
    Values of the Domestic Shares and H Shares of the
    Company Respectively in Issue,                      Management  For           Voted - Against
    And to Authorize the Board to Make Amendments to
    the Articles of Association of the Company As It
    Thinks Fit So As to Reflect the New Share Capital
    Structure Upon the Allotment Or Issue of Additional
    Shares Pursuant to the Mandate                                                Non-Voting
JA SOLAR HOLDINGS CO., LTD.
CUSIP: 466090206 TICKER: JASO
Meeting Date: 30-Jun-14 Meeting Type: Annual
1.  To Receive and Consider the Audited Financial
    Statements and the Reports of the Chairman and
    Chief Executive Officer for the Year Ended December
    31, 2013.                                           Management  For           Voted - For
2.  To Re-elect Erying Jia, the Retiring Director, and
    Authorize the Board of Directors to Fix His
    Remuneration.                                       Management  For           Voted - For
3.  To Re-elect Yong Liu, the Retiring Director, and
    Authorize the Board of Directors to Fix His
    Remuneration.                                       Management  For           Voted - For
4.  To Transact Such Other Business As May Properly
    Come Before the Meeting Or Any Adjournment Or
    Postponement Thereof.                               Management  For           Voted - Against
KUNLUN ENERGY COMPANY LTD
CUSIP: G5320C108
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    298262 Due to Addition Of-resolution 9. All Votes
    Received on the Previous Meeting Will be


287





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn-20140404782.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn-20140404809.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn-20140509526.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/-ltn20140509506.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive, Consider and Adopt the Audited
    Financial Statement and the Reports of the
    Directors and Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend of Hk23 Cents Per
    Ordinary Share of the Company                       Management  For           Voted - For
3.A To Re-elect Mr. Wu Enlai As an Executive Director
    of the Company                                      Management  For           Voted - Against
3.B To Re-elect Mr. Cheng Cheng As an Executive
    Director of the Company                             Management  For           Voted - Against
3.C To Re-elect Dr. Lau Wah Sum (who Has Served the
    Company for More Than Nine Years) As an Independent
    Non- Executive Director of the Company              Management  For           Voted - For
3.D To Re-elect Mr. Li Kwok Sing Aubrey (who Has Served
    the Company for More Than Nine Years) As an
    Independent Non-executive Director of the Company   Management  For           Voted - For
4   To Authorise the Directors of the Company to Fix
    the Remuneration of the Directors of the Company
    for the Year Ending 31 December 2014                Management  For           Voted - For
5   To Appoint KPMG As the Auditor of the Company for
    the Ensuing Year and to Authorise the Directors of
    the Company to Fix Their Remuneration               Management  For           Voted - For
6   To Approve the Share Issue Mandate (ordinary
    Resolution No. 6 of the Notice Convening the
    Meeting)                                            Management  For           Voted - Against
7   To Approve the Share Repurchase Mandate (ordinary
    Resolution No. 7 of the Notice Convening the
    Meeting)                                            Management  For           Voted - For
8   To Approve Extension of the Share Issue Mandate
    Under Ordinary Resolution No. 6 by the Number of
    Shares Repurchased Under Ordinary Resolution No. 7
    (ordinary Resolution No. 8 of the Notice Convening
    the Meeting)                                        Management  For           Voted - Against
9   To Consider and Approve the Appointment of Mr. Zhao
    Yongqi As an Executive Director of the Company      Management  For           Voted - Against


288





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
LDK SOLAR CO. LTD.
CUSIP: 50183L107 TICKER: LDK
Meeting Date: 10-Jul-13 Meeting Type: Annual
1.  To Adopt and Approve the Annual Report of the
    Company                                             Management  For           Voted - For
2.  To Re-elect Mr. Xiaofeng Peng As A Director of the
    Company for A Term of Three Years                   Management  For           Voted - For
3.  To Re-elect Mr. Zhibin Liu As A Non- Executive
    Director of the Company for A Term of Three Years   Management  For           Voted - For
4.  To Re-elect Mr. Xuezhi Liu As A Non- Executive
    Director of the Company for A Term of Three Years   Management  For           Voted - For
5.  To Re-elect Mr. Junwu Liang As an Independent
    Director of the Company for A Term of Three Years   Management  For           Voted - For
6.  To Adopt and Approve the 2013 Stock Incentive Plan
    of the Company                                      Management  For           Voted - For
7.  To Approve Issuance of Warrants to Cai Global
    Master Fund, Lp for an Aggregate of 4,153,588
    Ordinary Shares Exercisable at $1.25 Per Share      Management  For           Voted - For
8.  To Approve the Appointment of KPMG As the Company's
    Outside Auditors to Examine Its Accounts for the
    Fiscal Year of 2013                                 Management  For           Voted - For
PETROCHINA CO LTD, BEIJING
CUSIP: Y6883Q104
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    298258 Due to Addition Of-resolution 7.j. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn-20140404581.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn-20140404423.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn-20140429705.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/-ltn20140429727.pdf                     Non-Voting                Non-Voting
    Please Note That the Board Makes No Recommendation
    for Resolution 7.j                                  Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For


289





    GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
4   To Consider and Approve the Declaration and Payment
    of the Final Dividends for the Year Ended 31
    December 2013 in the Amount and in the Manner
    Recommended by the Board of Directors               Management  For           Voted - For
5   To Consider and Approve the Authorisation of the
    Board of Directors to Determine the Distribution of
    Interim Dividends for the Year 2014                 Management  For           Voted - For
6   To Consider and Approve the Appointment of KPMG
    Huazhen and KPMG As the Domestic and International
    Auditors of the Company, Respectively, for the Year
    2014 and to Authorise the Board of Directors to
    Determine Their Remuneration                        Management  For           Voted - For
7.A To Consider and Approve the Election of Mr. Zhou
    Jiping As Director of the Company                   Management  For           Voted - Against
7.B To Consider and Approve the Election of Mr. Liao
    Yongyuan As Director of the Company                 Management  For           Voted - Against
7.C To Consider and Approve the Election of Mr. Wang
    Dongjin As Director of the Company                  Management  For           Voted - Against
7.D To Consider and Approve the Election of Mr. Yu
    Baocai As Director of the Company                   Management  For           Voted - Against
7.E To Consider and Approve the Election of Mr. Shen
    Diancheng As Director of the Company                Management  For           Voted - Against
7.F To Consider and Approve the Election of Mr. Liu
    Yuezhen As Director of the Company                  Management  For           Voted - Against
7.G To Consider and Approve the Election of Mr. Liu
    Hongbin As Director of the Company                  Management  For           Voted - Against
7.H To Consider and Approve the Election of Mr. Chen
    Zhiwu As Independent Non-executive Director of the
    Company                                             Management  For           Voted - For
7.I To Consider and Approve the Election of Mr. Richard
    H. Matzke As Independent Non-executive Director of
    the Company                                         Management  For           Voted - For
7.J To Consider and Approve the Election of Mr. Lin
    Boqiang As Independent Non-executive Director of
    the Company                                         Management  For           Voted - For
8.A To Consider and Approve the Election of Mr. Wang
    Lixin As Supervisor of the Company                  Management  For           Voted - Against
8.B To Consider and Approve the Election of Mr. Guo
    Jinping As Supervisor of the Company                Management  For           Voted - For
8.C To Consider and Approve the Election of Mr. Li
    Qingyi As Supervisor of the Company                 Management  For           Voted - For
8.D To Consider and Approve the Election of Mr. Jia
    Yimin As Supervisor of the Company                  Management  For           Voted - Against
8.E To Consider and Approve the Election of Mr. Zhang
    Fengshan As Supervisor of the Company               Management  For           Voted - For
9   To Consider and Approve, by Way of Special
    Resolution, to Grant A General Mandate to the Board
    of Directors to Separately Or Concurrently Issue
    and Deal with Additional Domestic Shares and
    Overseas Listed Foreign Shares in the Company Not
    Exceeding 20% of Each of Its Existing Domestic


290





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares and Overseas Listed Foreign Shares of the
    Company in Issue                                     Management  For           Voted - Against
POWER ASSETS HOLDINGS LTD
CUSIP: Y7092Q109
Meeting Date: 15-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0325/ltn20140325155.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0325/ltn20140325145.pdf                       Non-Voting                Non-Voting
1   To Receive the Audited Financial Statements, the
    Report of the Directors and the Independent
    Auditor's Report for the Year Ended 31 December 2013 Management  For           Voted - For
2   To Declare A Final Dividend                          Management  For           Voted - For
3.a To Elect Mr. Fok Kin Ning, Canning As A Director     Management  For           Voted - For
3.b To Elect Mr. Andrew John Hunter As A Director        Management  For           Voted - For
3.c To Elect Mr. Ip Yuk-keung, Albert As A Director      Management  For           Voted - For
3.d To Elect Mr. Li Tzar Kuoi, Victor As A Director      Management  For           Voted - For
3.e To Elect Mr. Tsai Chao Chung, Charles As A Director  Management  For           Voted - For
4   To Re-appoint KPMG As Auditor of the Company and to
    Authorise the Directors to Fix the Auditor's
    Remuneration                                         Management  For           Voted - For
5   To Pass Resolution 5 of the Notice of Annual
    General Meeting ("agm Notice") - to Give A General
    Mandate to the Directors to Issue and Dispose of
    Additional Shares Not Exceeding 20% of the Total
    Number of Shares of the Company in Issue             Management  For           Voted - Against
6   To Pass Resolution 6 of the Agm Notice - to Give A
    General Mandate to the Directors to Repurchase
    Shares Not Exceeding 10% of the Total Number of
    Shares of the Company in Issue                       Management  For           Voted - For
7   To Pass Resolution 7 of the Agm Notice - to Add the
    Number of Shares Repurchased to the General Mandate
    Given to the Directors to Issue Additional Shares    Management  For           Voted - Against
SHOUGANG FUSHAN RESOURCES GROUP LTD
CUSIP: Y7760F104
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


291





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411632.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411654.pdf                      Non-Voting                Non-Voting
1   To Receive the Report of the Directors and the
    Audited Financial Statements for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.A To Re-elect Mr. Chen Zhouping As Director           Management  For           Voted - For
3.B To Re-elect Mr. Wong Lik Ping As Director           Management  For           Voted - Against
3.C To Re-elect Mr. Leung Shun Sang, Tony As Director   Management  For           Voted - For
3.D To Re-elect Mr. Zhang Yaoping As Director           Management  For           Voted - Against
3.E To Re-elect Mr. Xiang Xu Jia As Director            Management  For           Voted - For
3.F To Re-elect Mr. Choi Wai Yin As Director            Management  For           Voted - For
3.G To Re-elect Mr. Japhet Sebastian Law As Director    Management  For           Voted - For
4   To Appoint Auditor and to Authorise the Directors
    to Fix Its Remuneration                             Management  For           Voted - For
5   To Give A General Mandate to the Directors to Issue
    and Dispose of Shares Not Exceeding 20% of the
    Existing Total Number of Shares of the Company in
    Issue                                               Management  For           Voted - Against
6   To Give A General Mandate to the Directors to
    Repurchase Shares Not Exceeding 10% of the Existing
    Total Number of Shares of the Company in Issue      Management  For           Voted - For
7   To Add, Conditional Upon the Passing of Resolution
    6 Above, the Total Number of Repurchased Shares to
    the General Mandate Given to the Directors to Allot
    Shares                                              Management  For           Voted - Against
SHUNFENG PHOTOVOLTAIC INTERNATIONAL LTD, GRAND CAY
CUSIP: G81170105
Meeting Date: 10-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/1220/ltn20131220474-.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1220/ltn20131220483.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   (a) to Approve, Confirm and Ratify the Subscription
    Agreement Dated 29 November 2013 (the
    ''subscription Agreement'') Entered Into Between
    the Company and Zhao Zhengya, Lan Heng, Wang Chuan,
    Li Yi and Power Triumph Investment Development
    Limited and Peace Link Services Limited in Relation
    to the Subscription for the Convertible Bonds in
    the Principal Amount of Hkd 3,580,000,000 (the
    ''convertible Bonds'') and the Transactions


292





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contemplated Thereby; (b) to Authorise the
    Allotment and Issue of the Shares of the Company
    Upon the Exercise of the Conversion Rights
    Attaching to the Convertible Bonds (the
    ''conversion Shares''); and (c) to Authorise the
    Directors to Do All Such Acts and Things As They
    Consider Necessary, Desirable Or Expedient for the
    Implementation of and Giving Effect to the
    Subscription Agreement, the Issue Contd             Management  For           Voted - For
    Contd of the Convertible Bonds, the Allotment and
    Issue of the Conversion-shares Upon Exercise of the
    Conversion Rights Attaching to the
    Convertible-bonds and the Transactions Contemplated
    Thereunder                                          Non-Voting                Non-Voting
    30 Dec 2013: Please Note That This is A Revision
    Due to Change in Record Date-from 08 Jan 2014 to 07
    Jan 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
Meeting Date: 07-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321394.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321380.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1.a To Ratify, Confirm and Approve the Conditional
    Reorganisation Agreement Dated 24 October 2013 (the
    ''agreement'') Entered Into Between Jiangsu
    Shunfeng Photovoltaic Technology Co., Ltd., Wuxi
    Suntech Power Co., Ltd., (''wuxi Suntech'') and the
    Administrator of Wuxi Suntech in Relation to the
    Acquisition of the Entire Equity Interests in Wuxi
    Suntech                                             Management  For           Voted - For
1.b To Authorise Any One Or More of the Directors of
    the Company to Do All Such Acts and Things and to
    Execute All Such Documents for the Purpose Of, Or
    in Connection With, the Implementation of and
    Giving Effect to the Agreement and the Transactions
    Ancillary Thereto and of Administrative Nature
    Which He/ She/they Consider Necessary, Desirable Or
    Expedient                                           Management  For           Voted - For
Meeting Date: 18-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0603/ltn201406031111.pdf-and-


293





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0603/ltn201406031131.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting               Non-Voting                Non-Voting
1   (a) to Approve the Grant of A Specific Mandate for
    the Board of Directors of the Company
    (''directors'') to Issue Up to 600,000,000 New
    Shares (the ''placing Shares'') at an Issue Price
    of Not Less Than Hkd 10.00 Per Share, and
    Conditional Upon, Among Others, the Listing
    Committee of the Stock Exchange of Hong Kong
    Limited Granting the Listing Of, and Permission to
    Deal In, the Placing Shares and the Price
    Determination Agreement in Relation to the
    Determination by the Company and the Placing Agent
    of the Final Placing Price and the Number of Final
    Placing Shares Having Been Duly Executed by the
    Company and the Placing Agent, the Issue and
    Allotment of the Placing Shares, Pursuant to and
    Subject to Contd                                     Management  For           Voted - For
    Contd Terms of the Placing Agreement Dated 26 May
    2014 Entered Into Between-the Company As Issuer and
    Partners Capital Securities Limited As
    Placing-agent; and (b) to Authorise Any One Or More
    of the Directors to Do All Such-acts and Things and
    Execute All Such Documents Which He/she/they
    Consider-necessary, Desirable Or Expedient for the
    Purpose Of, Or in Connection With,-the Issue and
    Allotment of the Placing Shares                      Non-Voting                Non-Voting
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0527/ltn20140527420.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0527/ltn20140527415.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Audited Consolidated
    Financial Statements, Together with the Reports of
    the Directors (the ''directors'') and Auditors of
    the Company for the Year Ended 31 December 2013      Management  For           Voted - For
2.a To Re-elect Mr. Wang Xingfu As an Executive Director Management  For           Voted - For
2.b To Re-elect Mr. Shi Jianmin As an Executive Director Management  For           Voted - For
2.c To Re-elect Mr. Wang Yu As an Executive Director     Management  For           Voted - For
2.d To Re-elect Mr. Lu Bin As A Non- Executive Director  Management  For           Voted - For
2.e To Authorise the Board of Directors of the Company
    (the ''board'') to Fix Their Remuneration            Management  For           Voted - For


294





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
3     To Re-appoint Deloitte Touche Tohmatsu As the
      Auditors of the Company and to Authorise the Board
      to Fix Their Remuneration                            Management  For           Voted - For
4     To Grant A General Mandate to the Board to Allot,
      Issue and Deal with Additional Shares of the
      Company As Set Out in Resolution No. 4 of the Notice Management  For           Voted - Against
5     To Grant A General Mandate to the Board to
      Repurchase Shares of the Company As Set Out in
      Resolution No. 5 of the Notice                       Management  For           Voted - For
6     To Grant the Extension of the General Mandate to
      the Board to Allot, Issue and Deal with Such Number
      of Additional Shares As May be Repurchased by the
      Company As Set Out in Resolution No. 6 of the Notice Management  For           Voted - Against
7     To Change the Name of Company from ''shunfeng
      Photovoltaic International Limited (as Specified)''
      to ''sunfu International Limited (as Specified)"     Management  For           Voted - For
THE HONG KONG AND CHINA GAS COMPANY LTD, HONG KONG
CUSIP: Y33370100
Meeting Date: 04-Jun-14 Meeting Type: Annual General Meeting
      Please Note in the Hong Kong Market That A Vote of
      "abstain" Will be Treated-the Same As A "take No
      Action" Vote.                                        Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0423/ltn20140423396.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0423/ltn20140423400.pdf                       Non-Voting                Non-Voting
1     To Receive and Consider the Audited Accounts for
      the Financial Year Ended 31st December 2013 and the
      Reports of the Directors and Auditor Thereon         Management  For           Voted - For
2     To Declare A Final Dividend                          Management  For           Voted - For
3.I   To Re-elect Dr. the Hon. David Li Kwok Po As
      Director                                             Management  For           Voted - For
3.II  To Re-elect Mr. Lee Ka Kit As Director               Management  For           Voted - For
3.III To Re-elect Mr. Lee Ka Shing As Director             Management  For           Voted - For
3.IV To Re-elect Mr. Peter Wong Wai Yee As Director        Management  For           Voted - For
4     To Approve Each Director's Fee, the Additional Fee
      for the Chairman of the Board and the Fee for Each
      Member of (a) Audit Committee; (b) Remuneration
      Committee; and (c) Nomination Committee              Management  For           Voted - For
5     To Re-appoint PricewaterhouseCoopers As Auditor and
      to Authorise the Directors to Fix Its Remuneration   Management  For           Voted - For
6.I   To Approve the Issue of Bonus Shares                 Management  For           Voted - For
6.II  To Approve the Renewal of the General Mandate to
      the Directors for Buy-back of Shares                 Management  For           Voted - For
6.III To Approve the Renewal of the General Mandate to
      the Directors for the Issue of Additional Shares     Management  For           Voted - Against


295





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.IV To Authorise the Directors to Allot, Issue Or
    Otherwise Deal with Additional Shares Equal to the
    Number of Shares Bought Back Under Resolution 6(ii) Management  For           Voted - Against
7   To Approve and Adopt the New Articles of
    Association of the Company                          Management  For           Voted - Against
TIANNENG POWER INTERNATIONAL LTD
CUSIP: G8655K109
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    295223 Due to Addition Of-resolution 7. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn-20140423317.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn-20140423292.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0331/-ltn20140331312.pdf                     Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors and
    Auditors for the Year Ended 31 December 2013        Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3.A To Re-elect Mr. Chen Minru As Executive Director
    and Authorise the Board of Directors to Fix His
    Remuneration                                        Management  For           Voted - For
3.B To Re-elect Mr. Shi Borong As Executive Director
    and Authorise the Board of Directors to Fix His
    Remuneration                                        Management  For           Voted - Against
3.C To Re-elect Mr. Huang Dongliang As Independent
    Non-executive Director and Authorise the Board of
    Directors to Fix His Remuneration                   Management  For           Voted - Against
4   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    and Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
5.A That (a) Subject to Paragraph (c) of This
    Resolution, the Exercise by the Directors of the
    Company (the "director(s)") During the Relevant
    Period (as Defined Below) of All Powers to Allot,
    Issue and Deal with the Additional Shares in the
    Capital of the Company, and to Make Or Grant
    Offers, Agreements, Options and Warrants Which
    Would Or Might Require the Exercise of Such Powers, Management  For           Voted - Against
    Be and is Hereby Generally and Unconditionally
    Approved; (b) the Approval in Paragraph (a) of This


296





GLOBAL X CHINA ENERGY ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Resolution Shall Authorise the Directors During the
Relevant Period to Make Or Grant Offers,
Agreements, Options and Warrants Which Might
Require the Exercise of Such Powers After the End
of the Relevant Period; (c) the Aggregate Nominal
Amount of the Share Capital Allotted Or Agreed
Conditionally Or Unconditionally to be Allotted
(whether Pursuant to an Option Or Otherwise) by the
Directors Pursuant to the Approval in Paragraph (a)
of This Resolution, Otherwise Than Pursuant to (i)
A Right Issue (as Defined Below), (ii) Any Option
Scheme Or Similar Arrangement for the Time Being
Adopted for the Grant Or Issue to Officers And/or
Employees of the Company And/or Any of Its
Subsidiaries of Shares Or Rights to Acquire Shares
of the Company Or (iii) Any Scrip Dividend Or
Similar Arrangement Providing for the Allotment of
Shares in Lieu of the Whole Or Part of the Cash
Payment for A Dividend on Shares of the Company in
Accordance with the Articles of Association of the
Company, Shall Not Exceed 20% of the Aggregate
Nominal Amount of the Share Capital of the Company
in Issue As at the Date of This Resolution and the
Said Approval Shall be Limited Accordingly;(d) for
the Purpose of This Resolution, "relevant Period"
Means the Period from the Passing of This
Resolution Until Whichever is the Earliest Of: (i)
the Conclusion of the Next Annual General Meeting
of the Company; (ii) the Expiration of the Period
Within Which the Next Annual General Meeting of the
Company is Required by the Articles of Association
of the Company Or Any Applicable Law to be Held;
and (iii) the Revocation Or Variation of the
Authority Given Under This Resolution by an
Ordinary Resolution of the Shareholders of the
Company in General Meeting." "right Issue" Means an
Offer of Shares Or Other Securities of the Company
Open for A Period Fixed by the Directors to Holders
of Shares of the Company Or Any Class Thereof on
the Register on A Fixed Record Date in Proportion
to Their Then Holdings of Such Shares Or Class
Thereof (subject to Such Exclusion Or Other
Arrangements As The                                                           Non-Voting
Directors May Deem Necessary Or Expedient in
Relation to Fractional Entitlements Or Having
Regard to Any Restrictions Or Obligations Under the
Laws Of, Or the Requirements of Any Recognised
Regulatory Body Or Any Stock Exchange In, Any
Territory Outside the Hong Kong Special
Administrative Region of the People's Republic of
China)
5.B That (a) Subject to Paragraph (b) of This
Resolution, the Exercise by the Directors During
the Relevant Period (as Defined Below) of All the
Powers of the Company to Purchase Its Own Shares on
the Stock Exchange of Hong Kong Limited ("stock


297





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Exchange"), Subject to and in Accordance with All
    Applicable Laws and the Requirements of the Rules
    Governing the Listing of Securities on the Stock
    Exchange Or of Any Other Stock Exchange, be and is
    Hereby Generally and Unconditionally Approved and
    Authorised; (b) the Aggregate Number of the Shares
    of the Company to be Purchased by the Company
    Pursuant to the Approval in Paragraph (a) of This
    Resolution During the Relevant Period Shall Not
    Exceed 10% of the Issued Share Capital of the
    Company As at the Date of Passing This Resolution
    and the Said Approval Shall be Limited Accordingly;
    and (c) for the Purpose of This Resolution,
    "relevant Period" Means the Period from the Passing
    of This Resolution Until Whichever is the Earliest
    Of: (i) the Conclusion of the Next Annual General
    Meeting of the Company; (ii) the Expiration of the
    Period Within Which the Next Annual General Meeting
    of the Company is Required by the Articles of
    Association of the Company Or Any Applicable Law to
    be Held; and (iii) the Revocation Or Variation of
    the Authority Given Under This Resolution by an
    Ordinary Resolution of the Shareholders of the
    Company in General Meeting                           Management  For           Voted - For
6   That Conditional Upon Resolutions Nos. 5a and 5b
    Being Passed, the Aggregate Nominal Amount of the
    Number of Shares in the Capital of the Company
    Which are Repurchased by the Company Under the
    Authority Granted to the Directors As                Management  For           Voted - Against
    Mentioned in Resolution No. 5b Shall be Added to
    the Aggregate Nominal Amount of Share Capital That
    May be Allotted Or Agreed Conditionally Or
    Unconditionally to be Allotted by the Directors
    Pursuant to Resolution No. 5a Above                                            Non-Voting
7   To Pass the Ordinary Resolution Relating to the
    Refreshment of Scheme Mandate Limit of the Share
    Option Scheme As Set Out in the Supplemental Notice
    of Annual General Meeting                            Management  For           Voted - For
TRINA SOLAR LIMITED
CUSIP: 89628E104 TICKER: TSL
Meeting Date: 03-Sep-13 Meeting Type: Annual
1.  Re-election of Mr. Qian Zhao As A Director of the
    Company.                                             Management  For           Voted - For
2.  Re-election of Mr. Kwok on Yeung As A Director of
    the Company.                                         Management  For           Voted - For
3.  Appointment of KPMG As an Auditor of the Company to
    Audit the Accounts of the Company for the Fiscal
    Year Ending December 31, 2013 and That the Board of
    Directors Or the Audit Committee of the Board of
    Directors of the Company Shall Fix the Fee for KPMG. Management  For           Voted - For


298


GLOBAL X CHINA ENERGY ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
XINJIANG GOLDWIND SCIENCE & TECHNOLOGY CO LTD
CUSIP: Y97237112
Meeting Date: 17-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1101/ltn20131101732.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1101/ltn20131101676.pdf                       Non-Voting                Non-Voting
1.1 To Consider and Approve the Annual Remuneration
    Payable by the Company to the Directors of the
    Company: A Fixed Annual Remuneration of
    Rmb900,000.00 (including Tax) and an Annual Bonus
    Payable to the Chairman of the Board of the Company
    to be Determined by the Remuneration and Assessment
    Committee of the Company Based on the Performance
    of the Company and in Accordance with the
    Administration Rules for Remuneration of the Company Management  For           Voted - For
1.2 To Consider and Approve the Annual Remuneration
    Payable by the Company to the Directors of the
    Company: an Annual Remuneration Payable to
    Directors of the Company That Also Perform
    Executive Functions in the Company Based on Their
    Roles and Responsibilities in the Company and in
    Accordance with the Administration Rules for
    Remuneration of the Company                          Management  For           Voted - For
1.3 To Consider and Approve the Annual Remuneration
    Payable by the Company to the Directors of the
    Company: No Annual Remuneration is Payable by the
    Company to Non- Executive Directors of the Company   Management  For           Voted - For
2.1 To Consider and Approve the Following Continuing
    Connected Transactions According to the
    Requirements Under the Rules Governing Listing of
    Stocks on the Shenzhen Stock Exchange and the
    Respective Annual Caps for the Year of 2014:
    Continuing Connected Transactions with Xinjiang
    Wind Power Co., Ltd. and the Relevant Estimated
    Annual Cap for the Year of 2014                      Management  For           Voted - For
2.2 To Consider and Approve the Following Continuing
    Connected Transactions According to the
    Requirements Under the Rules Governing Listing of
    Stocks on the Shenzhen Stock Exchange and the
    Respective Annual Caps for the Year of 2014:
    Continuing Connected Transactions with China Three
    Gorges New Energy Corporation and the Relevant
    Estimated Annual Cap for the Year of 2014            Management  For           Voted - For
2.3 To Consider and Approve the Following Continuing
    Connected Transactions According to the
    Requirements Under the Rules Governing Listing of
    Stocks on the Shenzhen Stock Exchange and the
    Respective Annual Caps for the Year of 2014:
    Continuing Connected Transactions with Xinjiang New


299





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Energy (group) Co., Ltd. and the Relevant Estimated
    Annual Cap for the Year of 2014                     Management  For           Voted - For
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn20140404971.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn20140404979.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    of 2013                                             Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company (the
    "supervisory Committee") for the Year of 2013       Management  For           Voted - For
3   To Consider and Approve the Report of the Auditors
    and Audited Consolidated Financial Statements of
    the Company for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
4   To Consider and Approve the Final Dividend
    Distribution for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Consider and Approve the Annual Report of the
    Company for the Year of 2013                        Management  For           Voted - For
6   To Consider and Approve the Report on Use of
    Proceeds for the Year of 2013 (a Share)             Management  For           Voted - For
7   To Consider and Approve the Proposed Application to
    Banks by the Company for Credit Facilities with an
    Aggregate Principal Amount of Not More Than Rmb65
    Billion for the Period from the Date of Passing of
    This Resolution Until the Day of the Annual General
    Meeting of the Company to be Held in the Year of
    2015, and Authorise the Chairman of the Board, Mr.
    Wu Gang to Sign Any Documents and Do Any Acts for
    and on Behalf of the Company Necessary in Relation
    Thereto                                             Management  For           Voted - For
8   To Consider and Approve the Proposed Application to
    Banks by the Company for the Issuance of Letters of
    Guarantee for the Benefit of Its Subsidiaries with
    A Total Amount of Not More Than Rmb2.5 Billion and
    A Term Not Exceeding Five Years During the Period
    from the Date of Passing of This Resolution Until
    the Day of the Annual General Meeting of the
    Company to be Held in the Year of 2015              Management  For           Abstain
9   To Consider and Approve the Proposed Provision of
    Guarantees by the Company for Its Subsidiaries
    (including Guarantees Provided by Its Subsidiaries
    for Other Subsidiaries) with A Total Amount of Not
    More Than Rmb4 Billion During the Period from the
    Date of Passing of This Resolution Until the Day of
    the Annual General Meeting of the Company to be
    Held in the Year of 2015, and Authorise the
    Chairman of the Board, Mr. Wu Gang to Sign Any


300





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Agreements And/or Documents on Behalf of the
    Company Necessary in Relation Thereto               Management  For           Abstain
10  To Consider and Approve the Appointment of Ernst &
    Young Hua Ming LLP As the Prc Auditor of the
    Company and Ernst & Young As the International
    Auditor of the Company to Hold Office for One Year
    and Provide Auditing and Internal Control Auditing
    Service in 2014, and Authorise the Board to
    Determine Their Remunerations, Respectively         Management  For           Voted - For
    10 Apr 2014: Please Note That This is A Revision
    Due to Change in Split Voting-tag to Y. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This P-roxy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
YANZHOU COAL MINING CO LTD, ZOUCHENG
CUSIP: Y97417102
Meeting Date: 09-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0724/ltn20130724242.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0724/ltn20130724229.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Proposal to Appoint Mr.
    Zhang Xinwen As A Director of the Fifth Session of
    the Board of Directors of the Company               Management  For           Voted - Against
2   To Consider and Approve the Proposal to Appoint Mr.
    Li Xiyong As A Director of the Fifth Session of the
    Board of Directors of the Company                   Management  For           Voted - Against
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "9.1 to 9.6, 10.1 to 10.4 and 11.1 to
    11.4".-thank You.                                   Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0327/ltn20140327742.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0327/ltn20140327716.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Working Report of the
    Board for the Year Ended 31 December 2013, Details
    of Which are Set Out in the Section Headed "board
    of Directors' Report" in the 2013 Annual Report of
    the Company                                         Management  For           Voted - For
2   To Consider and Approve the Working Report of the
    Supervisory Committee for the Year Ended 31
    December 2013, Details of Which are Set Out in the
    Notice of 2013 Annual General Meeting               Management  For           Voted - For


301





     GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
3    To Consider and Approve the Audited Financial
     Statements of the Company and Its Subsidiaries for
     the Year Ended 31 December 2013, Details of Which
     are Set Out in the 2013 Annual Report of the Company Management  For           Voted - For
4    To Consider and Approve the Proposed Profit
     Distribution Plan of the Company for the Year Ended
     31 December 2013 and to Authorize the Board to
     Distribute an Aggregate Cash Dividend of Rmb98.4
     Million (tax Inclusive), Equivalent to Rmb0.02 (tax
     Inclusive) Per Share to the Shareholders             Management  For           Voted - For
5    To Consider and Approve the Remuneration of the
     Directors and Supervisors for the Year Ending 31
     December 2014, Details of Which are Set Out in the
     Announcement of the Company Dated 21 March 2014
     Regarding the Resolutions Passed at the Twentieth
     Meeting of the Fifth Session of the Board            Management  For           Voted - For
6    To Consider and Approve the "proposal in Relation
     to the Renewal of the Liability Insurance of
     Directors, Supervisors and Senior Officers"          Management  For           Voted - For
7    To Consider and Approve the "proposal in Relation
     to the Re-appointment and Remuneration of External
     Auditing Firm for the Year 2014"                     Management  For           Voted - For
8    To Consider and Approve the "proposal in Relation
     to the Revision of Annual Cap Under the Provision
     of Products, Materials and Equipment Leasing
     Agreement for the Year Ending 31 December 2014",
     Details of Which are Set Out in the Circular of the
     Company Dated 28 March 2014                          Management  For           Voted - For
9.1  To Consider and Approve the Appointment of Mr. Li
     Xiyong As A Director of the Sixth Session of the
     Board                                                Management  For           Voted - Against
9.2  To Consider and Approve the Appointment of Mr.
     Zhang Xinwen As A Director of the Sixth Session of
     the Board                                            Management  For           Voted - Against
9.3  To Consider and Approve the Appointment of Mr. Yin
     Mingde As A Director of the Sixth Session of the
     Board                                                Management  For           Voted - Against
9.4  To Consider and Approve the Appointment of Mr. Wu
     Yuxiang As A Director of the Sixth Session of the
     Board                                                Management  For           Voted - Against
9.5  To Consider and Approve the Appointment of Mr.
     Zhang Baocai As A Director of the Sixth Session of
     the Board                                            Management  For           Voted - Against
9.6  To Consider and Approve the Appointment of Mr. Wu
     Xiangqian As A Director of the Sixth Session of the
     Board                                                Management  For           Voted - Against
10.1 To Consider and Approve the Appointment of Mr. Wang
     Lijie As an Independent Non-executive Director of
     the Sixth Session of the Board                       Management  For           Voted - For
10.2 To Consider and Approve the Appointment of Mr. Jia
     Shaohua As an Independent Non-executive Director of
     the Sixth Session of the Board                       Management  For           Voted - For


302





                           GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10.3 To Consider and Approve the Appointment of Mr. Wang
     Xiaojun As an Independent Non-executive Director of
     the Sixth Session of the Board                      Management  For           Voted - For
10.4 To Consider and Approve the Appointment of Mr. Xue
     Youzhi As an Independent Non-executive Director of
     the Sixth Session of the Board                      Management  For           Voted - For
11.1 To Consider and Approve the Appointment of Mr. Shi
     Xuerang As A Non-worker Representative Supervisor
     of the Sixth Session of the Supervisory Committee   Management  For           Voted - Against
11.2 To Consider and Approve the Appointment of Mr.
     Zhang Shengdong As A Non-worker Representative
     Supervisor of the Sixth Session of the Supervisory
     Committee                                           Management  For           Voted - For
11.3 To Consider and Approve the Appointment of Mr. Gu
     Shisheng As A Non-worker Representative Supervisor
     of the Sixth Session of the Supervisory Committee   Management  For           Voted - Against
11.4 To Consider and Approve the Appointment of Ms. Zhen
     Ailan As A Non-worker Representative Supervisor of
     the Sixth Session of the Supervisory Committee      Management  For           Voted - For
12.1 To Consider and Approve the Amendments to the
     Articles of Association                             Management  For           Voted - For
12.2 To Consider and Approve the Amendments to the Rules
     of Procedures for the Shareholders' General Meeting Management  For           Voted - For
12.3 To Consider and Approve the Amendments to the Rules
     of Procedures for the Board                         Management  For           Voted - For
12.4 To Consider and Approve the Amendments to the Rules
     of Procedures for the Supervisory Committee         Management  For           Voted - For
13   To Consider and Approve the "proposal to Authorise
     the Company to Carry Out Domestic and Overseas
     Financing Activities"                               Management  For           Voted - For
14   To Consider and Approve the "proposal for the
     Provision of Financial Guarantees to the Company's
     Wholly-owned Subsidiaries and Granting of
     Authorization to Yancoal Australia and Its
     Subsidiaries to Provide Guarantees for the Daily
     Operation of the Subsidiaries of the Company in
     Australia"                                          Management  For           Voted - For
15   To Consider and Approve the "proposal Regarding the
     General Mandate Authorizing the Board to Issue H
     Shares"                                             Management  For           Voted - Against
16   To Consider and Approve the "proposal Regarding the
     General Mandate Authorizing the Board to Repurchase
     H Shares"                                           Management  For           Voted - For
Meeting Date: 14-May-14    Meeting Type: Class Meeting
     28 Mar 2014: Please Note That the Company Notice
     and Proxy Form are Available-by Clicking on the
     Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0327/ltn2014-0327823.pdf And-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0327/ltn2014-0327835.pdf                     Non-Voting                Non-Voting


303





                        GLOBAL X CHINA ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Approve the "proposal Regarding the
    General Mandate Authorizing the Board to Repurchase
    H Shares", Details of Which are Set Out in the
    Notice of the H Shareholders' Class Meeting and the
    Company's Circular Dated 28 March 2014              Management  For           Voted - For
    28 Mar 2014: Please Note That This is A Revision
    Due to Modification to Url Li- Nk. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy Fo-rm Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
YINGLI GREEN ENERGY HOLD. CO. LTD.
CUSIP: 98584B103 TICKER: YGE
Meeting Date: 08-Nov-13 Meeting Type: Annual
1.1 Election of Director: Zongwei Li                    Management  For           Voted - For
1.2 Election of Director: Junmin Liu                    Management  For           Voted - For
2.  Ratification of the Appointment of KPMG As the
    Company's Independent Auditors.                     Management  For           Voted - For


304


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AGILE PROPERTY HOLDINGS LTD
CUSIP: G01198103
Meeting Date: 13-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424301.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424331.pdf                       Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Financial
    Statements Together with the Report of Directors
    and the Independent Auditor's Report of the Company
    and Its Subsidiaries for the Year Ended 31 December
    2013                                                 Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
3   To Re-elect Mr. Chan Cheuk Yin As A Director         Management  For           Voted - Against
4   To Re-elect Mr. Chan Cheuk Hei As A Director         Management  For           Voted - Against
5   To Re-elect Mr. Kwong Che Keung, Gordon As A
    Director                                             Management  For           Voted - For
6   To Re-elect Mr. Huang Fengchao As A Director         Management  For           Voted - Against
7   To Re-elect Mr. Liang Zhengjian As A Director        Management  For           Voted - Against
8   To Re-elect Mr. Chen Zhongqi As A Director           Management  For           Voted - Against
9   To Authorise the Board of Directors to Fix the
    Remuneration of Directors                            Management  For           Voted - For
10  To Re-appoint Auditors and to Authorise the Board
    of Directors to Fix Their Remuneration               Management  For           Voted - For
11.A To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                     Management  For           Voted - For
11.B To Grant A General Mandate to the Directors to
    Issue Shares of the Company                          Management  For           Voted - Against
11.C To Add the Nominal Amount of the Shares Repurchased
    Under Resolution 11.a. to the Mandate Granted to
    the Directors Under Resolution 11.b                  Management  For           Voted - Against
Meeting Date: 13-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424433.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424453.pdf                       Non-Voting                Non-Voting


305





    GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   (a) the Market Customary Indemnity (the "usd Notes
    Indemnity") Granted by the Company Pursuant to
    Section 10 of the Purchase Agreement (the "usd
    Notes Purchase Agreement") Dated 10 February 2014
    Entered Into by and Among the Company, Agricultural
    Bank of China Limited Hong Kong Branch, Abci
    Capital Limited, the Hongkong and Shanghai Banking
    Corporation Limited, Industrial and Commercial Bank
    of China (asia) Limited, Icbc International Capital
    Limited, Icbc International Securities Limited,
    J.p. Morgan Securities PLC, Morgan Stanley & Co.
    International PLC ("morgan Stanley") and Standard
    Chartered Bank, and in Favour of and for the
    Benefit of Morgan Stanley, Each Person, If Any, Who
    Controls Morgan Stanley Within the Meaning of the
    United States Securities Act 1933, As Amended (the
    "securities Act") Or the United States Contd        Management  For           Voted - For
    Contd Exchange Act 1934 (the "exchange Act"), Or
    Each Affiliate of Morgan-stanley Within the Meaning
    of the Securities Act and Each Officer,
    Director,-employee Or Their Affiliates (the "usd
    Notes Indemnified Persons"), In-relation to the
    Issue of Usd 500 Million 8.375% Senior Notes Due
    2019 (the-"usd Notes Issue"), Whereby the Company
    Will Indemnify and Hold Harmless Each-usd Notes
    Indemnified Person, from and Against Any and All
    Losses, Claims,-damages and Liabilities (including
    But Not Limited to Any Legal Costs Or-other
    Expenses Reasonably Incurred in Connection with
    Defending Or                                        Non-Voting                Non-Voting
    Investing-any Such Action Or Claim) Caused by (i)
    Any Untrue Statement Or Alleged-untrue Statement of
    A Material Fact Contained in the Company's
    Offering-memoranda in Connection with the Usd Notes
    Issue, Or (ii) Any Omission Or-alleged Contd                                  Non-Voting
    Contd Omission to State in the Offering Memoranda
    in Connection with the Usd-notes Issue A Material
    Fact Necessary to Make the Statements Therein in
    The-light of the Circumstances Under Which They
    Were Made Not Misleading, Except- for Certain
    Circumstances be and are Hereby Authorised,
    Approved, Confirmed-and Ratified; (b) the Market
    Customary Indemnity (the "rmb Notes
    Indemnity",-together with the Usd Notes Indemnity,
    the "indemnities") Granted by The-company Pursuant
    to Section 10 of the Purchase Agreement (the "rmb
    Notes-purchase Agreement") Dated 21 February 2014
    Entered Into by and Among The- Company, the
    Hongkong and Shanghai Banking Corporation Limited,
    Morgan- Stanley and Standard Chartered Bank (hong
    Kong) Limited, and in Favour of And-for the Benefit
    of Morgan Stanley, Each Person, If Any, Who
    Controls Morgan-contd                               Non-Voting                Non-Voting
    Contd Stanley Within the Meaning of the Securities
    Act Or the Exchange Act,-or Each Affiliate of
    Morgan Stanley Within the Meaning of the Securities


306





GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Act-and Each Officer, Director, Employee Or Their
Affiliates (the "rmb Notes-indemnified Persons"),
in Relation to the Issue of Rmb2,000,000,000
6.50%-senior Notes Due 2017 (the "rmb Notes
Issue"), Whereby the Company Will-indemnify and
Hold Harmless Each Rmb Notes Indemnified Person,
from And-against Any and All Losses, Claims,
Damages and Liabilities (including But-not Limited
to Any Legal Costs Or Other Expenses Reasonably
Incurred In- Connection with Defending Or Investing
Any Such Action Or Claim) Caused By-(i) Any Untrue
Statement Or Alleged Untrue Statement of A Material
Fact-contained in the Company's Offering Memoranda
in Connection with the Rmb-notes Issue, Or (ii)
Contd                                               Non-Voting                Non-Voting
Contd Any Omission Or Alleged Omission to State in
the Offering Memoranda In-connection with the Rmb
Notes Issue A Material Fact Necessary to Make
The-statements Therein in the Light of the
Circumstances Under Which They Were-made Not
Misleading, Except                                  Non-Voting                Non-Voting
For Certain Circumstances be and are
Hereby-authorised, Approved, Confirmed and
Ratified; (c) That the Indemnities-granted to
Morgan Stanley is on Normal Commercial Terms That
are Fair And-reasonable So Far As the Independent
Shareholders are Concerned and The-provision of
Which is in the Interests of the Company and
Shareholders of The-company As A Whole; and (d) the
Directors of the Company (the "directors" And-each
A "director") and the Secretary of the Company
("company Secretary") Be,- and Such Other Persons
As are Authorised by Any of Them Be, and Each
Hereby-is, Contd                                                              Non-Voting
Contd Authorised, in the Name and on Behalf of the
Company, to Do Such- Further Acts and Things As Any
Director Or the Company Secretary Or Such-other
Person Shall Deem Necessary Or Appropriate in
Connection With, The-foregoing Resolutions,
Including to Do and Perform, in the Name and on
Behalf- of the Company, All Such Acts and to Make,
Execute, Deliver, Issue Or Fi Le- with Any Person
Including Any Governmental Authority Or Agency, All
Such-agreements, Documents, Instruments,
Certificates, Consents and Waivers, And-all
Amendments to Any Such Agreements, Documents,
Instruments Or-certificates, the Authority for the
Taking of Any Such Action and The-execution and
Delivery of Such of the Foregoing to be
Conclusively Evidenced-by the Performance Thereby   Non-Voting                Non-Voting


307


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AGRICULTURAL BANK OF CHINA, BEIJING
CUSIP: Y00289119
Meeting Date: 23-Jun-14    Meeting Type: Annual General Meeting
     Please Note That This is an Amendment to Meeting Id
     333377 Due to Addition Of-resolution 17. All Votes
     Received on the Previous Meeting Will be
     Disregarded-and You Will Need to Reinstruct on This
     Meeting Notice. Thank You.                          Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking O-n the Url Links:
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0508/ltn-20140508883.pdf,
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0606/ltn-20140606511.pdf,
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0508/ltn-20140508890.pdf and
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0606/-ltn20140606532.pdf                     Non-Voting                Non-Voting
1    To Consider and Approve the Grant to the Board of
     Directors of A General Mandate to Issue New Shares  Management  For           Voted - Against
2    To Consider and Approve the Amendments to the
     Articles of Association                             Management  For           Voted - For
3.1  To Consider and Approve the Issuance Plan for
     Preference Shares: Type and Number of Securities to
     be Issued                                           Management  For           Voted - For
3.2  To Consider and Approve the Issuance Plan for
     Preference Shares: Duration                         Management  For           Voted - For
3.3  To Consider and Approve the Issuance Plan for
     Preference Shares: Method of the Issuance           Management  For           Voted - For
3.4  To Consider and Approve the Issuance Plan for
     Preference Shares: Subscribers of the Issuance      Management  For           Voted - For
3.5  To Consider and Approve the Issuance Plan for
     Preference Shares: Nominal Value and Issuance Price Management  For           Voted - For
3.6  To Consider and Approve the Issuance Plan for
     Preference Shares: Dividend Distribution Provisions Management  For           Voted - For
3.7  To Consider and Approve the Issuance Plan for
     Preference Shares: Optional Redemption Provisions   Management  For           Voted - For
3.8  To Consider and Approve the Issuance Plan for
     Preference Shares: Mandatory Conversion Provisions  Management  For           Voted - For
3.9  To Consider and Approve the Issuance Plan for
     Preference Shares: Restriction on and Restoration
     of Voting Rights                                    Management  For           Voted - For
3.10 To Consider and Approve the Issuance Plan for
     Preference Shares: Sequence of Settlement and
     Method of Liquidation                               Management  For           Voted - For
3.11 To Consider and Approve the Issuance Plan for
     Preference Shares: Use of Proceeds                  Management  For           Voted - For
3.12 To Consider and Approve the Issuance Plan for
     Preference Shares: Rating Arrangement               Management  For           Voted - For
3.13 To Consider and Approve the Issuance Plan for
     Preference Shares: Guarantee Arrangement            Management  For           Voted - For


308





                          GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY  MGT. POSITION REGISTRANT VOTED
3.14 To Consider and Approve the Issuance Plan for
     Preference Shares: Transfer Arrangement             Management   For           Voted - For
3.15 To Consider and Approve the Issuance Plan for
     Preference Shares: Effective Period of the
     Resolution of the Issuance                          Management   For           Voted - For
3.16 To Consider and Approve the Issuance Plan for
     Preference Shares: Authorization of the Issuance of
     Preference Shares                                   Management   For           Voted - For
4    To Consider and Approve the Compensation on Instant
     Returns to Shareholders After Issuance of
     Preference Shares                                   Management   For           Voted - For
5    To Consider and Approve the Feasibility Analysis
     Report of the Use of Proceeds                       Management   For           Voted - For
6    To Consider and Approve the Shareholders Return
     Plan for 2014- 2016                                 Management   For           Voted - For
7    To Consider and Approve the 2013 Work Report of the
     Board of Directors of the Bank                      Management   For           Voted - For
8    To Consider and Approve the 2013 Work Report of the
     Board of Supervisors of the Bank                    Management   For           Voted - For
9    To Consider and Approve the Final Financial
     Accounts of the Bank for 2013                       Management   For           Voted - For
10   To Consider and Approve the Profit Distribution
     Plan of the Bank for 2013                           Management   For           Voted - For
11   To Consider and Approve the Fixed Assets Investment
     Budget of the Bank for 2014                         Management   For           Voted - For
12   To Consider and Approve the Re- Election of Mr.
     Frederick Ma Si-hang As an Independent Nonexecutive
     Director of the Bank                                Management   For           Voted - For
13   To Consider and Approve the Re- Election of Mr. Wen
     Tiejun As an Independent Non-executive Director of
     the Bank                                            Management   For           Voted - For
14   To Consider and Approve the Election of Mr. Wang
     Xingchun As A Supervisor Representing Shareholders
     of the Bank                                         Management   For           Voted - Against
15   To Consider and Approval the Final Remuneration
     Plan for Directors and Supervisors of the Bank for
     2012                                                Management   For           Voted - For
16   To Consider and Approve the Appointment of External
     Auditors of the Bank for 2014                       Management   For           Voted - For
17   To Consider and Approve the Election of Mr. Zhou Ke
     As A Non- Executive Director of the Bank            Management   For           Voted - For
BANK OF CHINA LTD, BEIJING
CUSIP: Y0698A107
Meeting Date: 25-Mar-14   Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0207/ltn20140207760.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0207/ltn20140207747.pdf                      Non-Voting                 Non-Voting


309





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Approve the Proposal on the
    Election of Mr. Chen Siqing As Executive Director
    of the Bank                                         Management  For           Voted - Against
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    303120 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn-20140425742.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn-20140425816.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0522/ltn-20140522283.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0522/ltn-20140522267.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Proposal Regarding the
    2013 Work Report of the Board of Directors          Management  For           Voted - For
2   To Consider and Approve the Proposal Regarding the
    2013 Work Report of the Board of Supervisors        Management  For           Voted - For
3   To Consider and Approve the Proposal Regarding the
    2013 Annual Financial Statements                    Management  For           Voted - For
4   To Consider and Approve the Proposal Regarding the
    2013 Profit Distribution Plan                       Management  For           Voted - For
5   To Consider and Approve the Proposal Regarding the
    2014 Annual Budget for Fixed Assets Investment      Management  For           Voted - For
6   To Consider and Approve the Proposal Regarding the
    Appointment of Ernst & Young Hua Ming As the Bank's
    External Auditor for 2014                           Management  For           Voted - For
7   To Consider and Approve the Proposal Regarding the
    Capital Management Plan of Bank of China for
    2013-2016                                           Management  For           Voted - For
8.1 To Consider and Approve the Re- Election of Mr.
    Zhang Xiangdong As Non-executive Director of the
    Bank                                                Management  For           Voted - Against
8.2 To Consider and Approve the Re- Election of Mr.
    Zhang Qi As Non- Executive Director of the Bank     Management  For           Voted - Against
8.3 To Consider and Approve the Re- Election of Mr.
    Jackson Tai As Independent Non-executive Director
    of the Bank                                         Management  For           Voted - For
8.4 To Consider and Approve the Election of Mr. Liu
    Xianghui As Non- Executive Director of the Bank     Management  For           Voted - Against
9.1 To Consider and Approve the Re- Election of Mr. Mei
    Xingbao As External Supervisor of the Bank          Management  For           Voted - For
9.2 To Consider and Approve the Re- Election of Ms. Bao
    Guoming As External Supervisor of the Bank          Management  For           Voted - For
10  To Consider and Approve the Remuneration Plan for
    the Chairman, Executive Directors, Chairman of


310





    GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Board of Supervisors and Shareholder Representative
    Supervisors of 2012                                 Management  For           Voted - For
11  To Consider and Approve the Proposal Regarding the
    Amendments to the Articles of Association           Management  For           Voted - For
12  To Consider and Approve the Proposal Regarding the
    General Mandate to Issue New Shares in the Terms As
    Follows: 12.1 Subject to the Conditions in
    Paragraphs (i), (ii) and (iii) Below, the Board be
    and is Hereby Unconditionally Authorized, and be
    Approved to Delegate the Authority to the Chairman
    Or the President of the Bank, to Exercise, During
    the Relevant Period (as Defined Below), All Powers
    of the Bank to Allot, Issue And/or Deal in
    Separately Or Concurrently Additional A Shares
    And/or H Shares (including Those Additional A
    Shares And/or H Shares Converted from Preference
    Shares with Provisions for Conversion) And/or
    Preference Shares and to Make, Grant Or Enter Into
    Offers, Agreements, Options, Conversion Rights Or
    Other Rights (including Rights to Recover Voting
    Rights) for Such A Shares, H Shares And/or
    Preference Shares; (i) Such Approval Shall Not
    Extend Beyond the Relevant Period Save That the
    Board be and is Hereby Authorized, During the
    Relevant Period, to Make, Grant Or Enter Into
    Offers, Agreements, Options, Conversion Rights Or
    Other Rights (including, But Not Limited To, the
    Rights to Recover Voting Rights) for Such A Shares,
    H Shares And/or Preference Shares, Which Require Or
    May Require the Exercise of Such Powers After the
    End of the Relevant Period; (ii) the Number of (a)
    A Shares And/or H Shares, And/or (b) Preference
    Shares (based on the A Shares And/or H Shares to be
    Fully Converted from Preference Shares at the
    Initial Compulsory Conversion Price, Or the
    Equivalent Number of A Shares And/or H Shares Which
    Would Result from the Simulated                     Management  For           Voted - Against
    Conversion of the Recovered Voting Rights of
    Preference Shares at the Initial Simulated
    Conversion Price), to be Allotted, Issued And/or
    Dealt in Or Agreed Conditionally Or Unconditionally
    to be Allotted, Issued And/or Dealt in by the Board
    Shall Not Exceed 20% of the Aggregate Number of
    Each of the Existing A Shares And/or H Shares As at
    the Date of the Passing of This Special Resolution;
    and (iii) the Board Shall Only Exercise Its Powers
    Given to It by This Special Resolution in
    Accordance with the Company Law of the Prc and the
    Listing Rules of the Places Where the Bank's
    Securities are Listed (as Amended from Time to
    Time) and Applicable Laws, Rules and Regulations of
    Governmental Or Regulatory Bodies and Only If All
    Necessary Approvals from the Csrc and Other
    Relevant Prc Governmental Authorities are Obtained
    12.2 for the Purpose of This Special Resolution,
    "relevant Period" Means the Period from the Date of


311





     GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Passing of This Special Resolution Until the
     Earliest Of: (i) the Conclusion of the Next Annual
     General Meeting of the Bank Following the Passing
     of This Special Resolution; (ii) the Expiration of
     the 12-month Period Following the Passing of This
     Special Resolution; and (iii) the Date on Which the
     Authority Granted to the Board Set Out in This
     Special Resolution is Revoked Or Varied by A
     Special Resolution of the Shareholders in A
     Shareholders' Meeting 12.3 Based on the Actual
     Conditions Such As the Method, Class and Number of
     Shares Issued and the Bank's Capital Structure
     After Such Issuance, the Board Shall be Authorized
     to Delegate the Authority to the Board Secretary to
     Make, at the Appropriate Time, Such Amendments to
     the Articles of Association As Appropriate and
     Necessary to Reflect the New Capital Structure and
     the Registered Capital (if Applicable) of the Bank,
     and to Take Any Other Action and Complete Any
     Formality Required (including But Not Limited to
     the Obtaining of Approvals from the Relevant
     Regulatory Authorities and the Handling of
     Industrial and Commercial Registration and Filing
     Procedures) to Give Effect to the Issuance of
     Shares Pursuant to This Special Resolution                                     Non-Voting
13.1 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Type of Securities to be Issued and
     Issue Size                                           Management  For           Voted - For
13.2 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Par Value and Issue Price               Management  For           Voted - For
13.3 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Term                                    Management  For           Voted - For
13.4 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Method of Issuance and Target Investors Management  For           Voted - For
13.5 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Mechanism of Participation by Holders
     of Preference Shares in Dividend Distribution        Management  For           Voted - For
13.6 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Compulsory Conversion                   Management  For           Voted - For
13.7 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Terms of Conditional Redemption         Management  For           Voted - For
13.8 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Restrictions on Voting Rights of
     Holders of Preference Shares and Recovery of Voting
     Rights                                               Management  For           Voted - For
13.9 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares


312





     GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     of the Bank: Order of Priority and Method of
     Liquidation                                          Management  For           Voted - For
13.10To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Rating Arrangement                      Management  For           Voted - For
13.11To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Security for the Issuance of
     Preference Shares                                    Management  For           Voted - For
13.12To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Term of Restrictions on Trade and
     Transfer of Preference Shares                        Management  For           Voted - For
13.13To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Validity Period of the Resolution in
     Respect of the Issuance of Preference Shares         Management  For           Voted - For
13.14To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Trading Arrangement                     Management  For           Voted - For
13.15To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Use of Proceeds from the Issuance of
     Preference Shares                                    Management  For           Voted - For
13.16To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Domestic Preference Shares
     of the Bank: Matters Relating to Authorization of
     the Issuance of Preference Shares                    Management  For           Voted - For
14.1 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Type of Securities to be Issued and
     Issue Size                                           Management  For           Voted - For
14.2 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Par Value and Issue Price               Management  For           Voted - For
14.3 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Term                                    Management  For           Voted - For
14.4 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Method of Issuance and Target Investors Management  For           Voted - For
14.5 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Mechanism of Participation by Holders
     of Preference Shares in Dividend Distribution        Management  For           Voted - For
14.6 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Compulsory Conversion                   Management  For           Voted - For
14.7 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Terms of Conditional Redemption         Management  For           Voted - For
14.8 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Restrictions on Voting Rights of


313





                           GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY   MGT. POSITION REGISTRANT VOTED
     Holders of Preference Shares and Recovery of Voting
     Rights                                              Management    For           Voted - For
14.9 To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Order of Priority and Method of
     Liquidation                                         Management    For           Voted - For
14.10To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Rating Arrangement                     Management    For           Voted - For
14.11To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Security for the Issuance of
     Preference Shares                                   Management    For           Voted - For
14.12To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Lock-up Period                         Management    For           Voted - For
14.13To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Validity Period of the Resolution in
     Respect of the Issuance of Preference Shares        Management    For           Voted - For
14.14To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Trading/listing Arrangement            Management    For           Voted - For
14.15To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Use of Proceeds from the Issuance of
     Preference Shares                                   Management    For           Voted - For
14.16To Consider and Approve the Proposal Regarding the
     Non-public Issuance of Offshore Preference Shares
     of the Bank: Matters Relating to Authorization of
     the Issuance of Preference Shares                   Management    For           Voted - For
15   To Consider and Approve the Proposal Regarding the
     Formulating of the Bank of China Limited
     Shareholder Return Plan for 2014 to 2016            Management    For           Voted - For
16   To Consider and Approve the Proposal Regarding
     Dilution of Current Returns and Remedial Measures
     Upon the Issuance of Preference Shares              Management    For           Voted - For
BANK OF COMMUNICATIONS CO LTD
CUSIP: Y06988102
Meeting Date: 29-Oct-13    Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0911/l-tn20130911711.pdf And-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0911/l-tn20130911689.pdf                       Non-Voting                  Non-Voting
1    To Consider And, If Thought Fit, to Approve the
     Appointment of Mr. Peng Chun As an Executive
     Director of the Seventh Session of the Board of
     Directors of the Bank                               Management    For           Voted - For


314





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That This is A Revision Due to Change
    in Text of Resolution 1. If-you Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
Meeting Date: 12-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0122/ltn20140122275.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0122/ltn20140122267.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Proposal in Respect of
    the Issue of Eligible Tier-2 Capital Instruments
    with Write-down Feature and the Relevant
    Authorization to the Board of Directors of the
    Bank. (please Refer to the Notice of the Egm and
    the Annexure Thereto for Details of the Resolution.) Management  For           Voted - For
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    333509 Due to Addition Of-resolutions 12 and 13.
    All Votes Received on the Previous Meeting Will be
    Disr-egarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn-20140509227.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0610/ltn-20140610228.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0610/-ltn20140610236.pdf                      Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors of
    the Bank (the "board") for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Approve the Report of the Supervisory Committee
    of the Bank for the Year Ended 31 December 2013      Management  For           Voted - For
3   To Approve the Audited Accounts of the Bank for the
    Year Ended 31 December 2013                          Management  For           Voted - For
4   To Approve the Profit Distribution Plan of the Bank
    for the Year Ended 31 December 2013                  Management  For           Voted - For
5   To Approve the Appointment of
    PricewaterhouseCoopers As the International Auditor
    and PricewaterhouseCoopers Zhong Tian LLP As the
    Domestic Auditor of the Bank for the Year 2014 for
    the Provision of Auditing Services and Other
    Relevant Services to the Bank for A Total
    Remuneration of Rmb27.8 Million, and with A Term
    Commencing from the Date of Approval at the Agm and
    Ending on the Date of Conclusion of the Annual
    General Meeting for the Year 2014; and to Authorize


315





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Board to Determine and Enter Into Respective
    Engagement with Them                                Management  For           Voted - For
6   To Approve the Fixed Assets Investment Plan of the
    Bank for the Year Ending 31 December 2014           Management  For           Voted - For
7   To Approve the Remuneration Plan for the Directors
    of the Bank for the Year Ended 31 December 2013     Management  For           Voted - For
8   To Approve the Remuneration Plan for the
    Supervisors of the Bank for the Year Ended 31
    December 2013                                       Management  For           Voted - For
9   To Approve the Appointment of Ms. Li Jian As an
    Independent Non-executive Director of the Bank      Management  For           Voted - For
10  To Approve the Appointment of Mr. Song Shuguang As
    A Shareholder Representative Supervisor of the Bank Management  For           Voted - Against
11  To Approve the Appointment of Ms. Tang Xinyu As an
    External Supervisor of the Bank                     Management  For           Voted - For
12  To Approve the Appointment of Mr. Liu Changshun As
    A Non-executive Director of the Bank                Management  For           Voted - For
13  To Approve the Appointment of Mr. Liu Li As an
    Independent Non-executive Director of the Bank      Management  For           Voted - For
CHEUNG KONG (HOLDINGS) LTD, CENTRAL DISTRICT
CUSIP: Y13213106
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0407/ltn20140407593.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0407/ltn20140407460.pdf                      Non-Voting                Non-Voting
1   To Receive the Audited Financial Statements, the
    Report of the Directors and the Independent
    Auditor's Report for the Year Ended 31st December,
    2013                                                Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3.1 To Elect Mr. Li Ka-shing As Director                Management  For           Voted - For
3.2 To Elect Mr. Chung Sun Keung, Davy As Director      Management  For           Voted - For
3.3 To Elect Ms. Pau Yee Wan, Ezra As Director          Management  For           Voted - For
3.4 To Elect Mr. Frank John Sixt As Director            Management  For           Voted - For
3.5 To Elect Mr. George Colin Magnus As Director        Management  For           Voted - For
3.6 To Elect Mr. Simon Murray As Director               Management  For           Voted - Against
3.7 To Elect Mr. Cheong Ying Chew, Henry As Director    Management  For           Voted - For
4   To Appoint Messrs. PricewaterhouseCoopers As
    Auditor and Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
5.1 To Give A General Mandate to the Directors to Issue
    Additional Shares of the Company                    Management  For           Voted - Against


316





                          GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
5.2 To Give A General Mandate to the Directors to Buy
    Back Shares of the Company                          Management    For           Voted - For
5.3 To Extend the General Mandate Granted to the
    Directors Pursuant to Ordinary Resolution No. 5(1)
    to Issue Additional Shares of the Company           Management    For           Voted - Against
6   To Approve the Adoption of the New Articles of
    Association of the Company                          Management    For           Voted - Against
CHINA CITIC BANK CORPORATION LTD, BEIJING
CUSIP: Y1434M116
Meeting Date: 06-Aug-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0620/ltn20130620665.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0620/ltn20130620667.pdf                        Non-Voting                  Non-Voting
1   To Consider and Approve the Appointment of Dr.
    Ou-yang Qian As A Shareholder Representative
    Supervisor of the Bank                              Management    For           Voted - For
    Please Note That This is A Revision Due to Change
    in Record Date from 05 Aug T-o 05 July 2013 and
    Change in Meeting Type from Agm to Egm. If You Have
    Already-sent in Your Votes, Please Do Not Return
    This Proxy Form Unless You Decide To-amend Your
    Original Instructions. Thank You.                   Non-Voting                  Non-Voting
Meeting Date: 16-Oct-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn20130829910.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn20130829922.pdf                        Non-Voting                  Non-Voting
1   To Consider and Approve the Issue of Qualified
    Tier-2 Capital Instruments and Relevant
    Authorization Matters                               Management    For           Voted - For
Meeting Date: 17-Dec-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1031/ltn20131031614.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1031/ltn20131031600.pdf                        Non-Voting                  Non-Voting
1   To Consider and Approve Appointment of Ms. Li
    Qingping As A Non-executive Director of the Bank    Management    For           Voted - Against
2   To Consider and Approve Appointment of Mr. Sun
    Deshun As an Executive Director of the Bank         Management    For           Voted - Against


317





                           GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
Meeting Date: 27-Jan-14    Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1212/ltn20131212691.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1212/ltn20131212679.pdf                      Non-Voting                   Non-Voting
1   To Consider and Approve the Increase of 2013 Annual
    Write-off Amount of Nonperforming Assets            Management     For           Voted - For
2   To Consider and Approve the Appointment of Ms. Wang
    Xiuhong As the External Supervisor of the Third
    Session of the Board of Supervisors                 Management     For           Voted - For
Meeting Date: 21-May-14    Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    304110 Due to Addition Of-resolution. All Votes
    Received on the Previous Meeting Will be
    Disregarded And-you Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                   Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    [http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/lt-n201404251457.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/042-5/ltn201404251419.pdf ]                  Non-Voting                   Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Bank of the Year 2013              Management     For           Voted - For
2   To Consider and Approve the Report of the Board of
    Supervisors of the Bank for the Year 2013           Management     For           Voted - For
3   To Consider and Approve the Annual Report of the
    Bank for the Year 2013                              Management     For           Voted - For
4   To Consider and Approve the Financial Report of the
    Bank for the Year 2013                              Management     For           Voted - For
5   To Consider and Approve the Financial Budget Plan
    of the Bank for the Year 2014                       Management     For           Voted - For
6   To Consider and Approve the Profit Distribution
    Plan for the Year 2013                              Management     For           Voted - For
7   To Consider and Approve the Resolution on
    Engagement of Accounting Firms and Their Service
    Fees for the Year 2014                              Management     For           Voted - For
8   Consider and Approve the Resolution on the
    Application for the Cap of Credit Extension Related
    Party Transactions with Related Parties Enterprises
    for the Year 2014                                   Management     For           Voted - For
9.1 Consider and Approve the Resolution on Application
    for the Caps of Non- Credit Extension Connected
    Transactions with Connected Person for the Year
    2014: Citic Bank and Citic Group Asset Transfer
    Framework Agreement and Its Annual Cap              Management     For           Voted - For
9.2 Consider and Approve the Resolution on Application
    for the Caps of Non- Credit Extension Connected
    Transactions with Connected Person for the Year


318





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    2014: Citic Bank and Citic Group Wealth Management
    and Investment Services Framework Agreement and Its
    Annual Caps                                         Management   For           Voted - For
10  Consider and Approve the Special Report on Related
    Party Transactions of the Bank for the Year 2013    Management   For           Voted - For
11  Consider and Approve the Resolution on the Purchase
    of Part of the Properties of Project Cbd-z15        Management   For           Voted - For
12  Consider and Approve the Resolution on Election of
    Mr. Yuan Ming As an Independent Non-executive
    Director                                            Management   For           Voted - For
13  Consider and Approve the Resolution on the
    Amendments to the Articles of Association           Management   For           Voted - For
14  Consider and Approve the Resolution on the
    Amendments to the Rules of Procedures of
    Shareholders' General Meeting                       Management   For           Voted - For
15  Consider and Approve the Resolution on the
    Amendments to the Rules of Procedures of Board of
    Directors                                           Management   For           Voted - For
16  Consider and Approve the Resolution on the
    Amendments to the Rules of Procedures of Board of
    Supervisors                                         Management   For           Voted - For
CHINA CONSTRUCTION BANK CORPORATION, BEIJING
CUSIP: Y1397N101
Meeting Date: 24-Oct-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0908/ltn20130908065.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0908/ltn20130908017.pdf                      Non-Voting                 Non-Voting
1   The Remuneration Distribution and Settlement Plan
    for Directors and Supervisors in 2012               Management   For           Voted - For
2   Election of Mr. Zhang Long As an Independent
    Non-executive Director of the Bank                  Management   For           Voted - For
3   Election of Ms. Zhang Yanling As A Non-executive
    Director of the Bank                                Management   For           Voted - For
4   Election of Mr. Guo Yanpeng As A Non-executive
    Director of the Bank                                Management   For           Voted - For
Meeting Date: 26-Jun-14  Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0427/ltn20140427043.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0427/ltn20140427031.pdf                      Non-Voting                 Non-Voting
1   The 2013 Report of Board of Directors               Management   For           Voted - For
2   The 2013 Report of Board of Supervisors             Management   For           Voted - For
3   The 2013 Final Financial Accounts                   Management   For           Voted - For


319





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
4   The 2013 Profit Distribution Plan                   Management   For           Voted - For
5   Budget of 2014 Fixed Assets Investment              Management   For           Voted - For
6   The Appointment of Accounting Firm for 2014         Management   For           Voted - For
7   The Re-election of Mr. Dong Shi As A Non-executive
    Director of the Bank                                Management   For           Voted - Against
8   The Election of Mr. Guo You As A Shareholder
    Representative Supervisor of the Bank               Management   For           Voted - For
9   The Plan on Authorisation to the Board of Directors
    Granted by Shareholders' General Meeting            Management   For           Voted - For
CHINA EVERBRIGHT LTD
CUSIP: Y1421G106
Meeting Date: 21-Feb-14  Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0129/ltn20140129219.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0129/ltn20140129207.pdf                      Non-Voting                 Non-Voting
1   (a) the Terms of the Agreed Form of the Repurchase
    Contract Proposed to be Entered Into Between the
    Company, Honorich (a Wholly- Owned Subsidiary of Ce
    Holdings) and Ce Holdings, Pursuant to Which
    Honorich Will Transfer to the Company Certain
    Repurchase Shares on Terms Contained Therein at A
    Consideration of Not More Than Hkd 490,000,000 and
    the Payment of Which Shall be Effected in Hong Kong
    Upon Completion of the Disposal by Way of Set Off
    Against the Consideration Payable by the Purchaser
    to the Company Under the Equity Transfer Agreement,
    be and are Hereby Approved; and (b) the Directors
    (or A Duly Authorised Person Hereof) be and are
    Hereby Authorised to Take All Such Steps to
    Implement and Give Effect to the Repurchase
    Contract and the Transactions Thereunder (including
    the Execution of All Documents Or Deeds As Contd    Management   For           Voted - For
    Contd They May Consider Necessary Or Appropriate in
    Relation Thereto and The-making of Any Changes,
    Modifications, Amendments, Waivers, Variations
    Or-extensions of Such Terms and Conditions As They
    Think Fit)                                          Non-Voting                 Non-Voting
Meeting Date: 21-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting


320





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0415/ltn20140415373.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0415/ltn20140415351.pdf                      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Financial
      Statements, the Report of the Directors and
      Independent Auditor's Report of the Company for the
      Year Ended 31 December 2013                         Management  For           Voted - For
2     To Declare A Final Dividend of Hkd 0.20 Per Share
      for the Year Ended 31 December 2013                 Management  For           Voted - For
3.a.i To Re-elect Mr. Tang Chi Chun, Richard As Director  Management  For           Voted - Against
3a.ii To Re-elect Mr. Jiang Yuanzhi As Director           Management  For           Voted - Against
3aiii To Re-elect Dr. Lin Zhijun As Director              Management  For           Voted - For
3.b   To Authorise the Board to Fix the Remuneration of
      Directors                                           Management  For           Voted - For
4     To Re-appoint KPMG As Auditors and to Authorise the
      Board to Fix the Remuneration of Auditors           Management  For           Voted - For
5     To Approve the General Mandate to Issue Shares of
      the Company - Ordinary Resolution As Set Out in
      Item 5 in the Notice of Annual General Meeting      Management  For           Voted - Against
6     To Approve the General Mandate to Buy Back Shares -
      Ordinary Resolution As Set Out in Item 6 in the
      Notice of Annual General Meeting                    Management  For           Voted - For
7     To Approve the Extension of the General Mandate to
      Issue Shares of the Company - Ordinary Resolution
      As Set Out in Item 7 in the Notice of Annual
      General Meeting                                     Management  For           Voted - Against
CHINA LIFE INSURANCE CO LTD, BEIJING
CUSIP: Y1477R204
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
      Please Note That This is an Amendment to the Mid
      301620 Due to Addition of Res-olutions 13, 14 and
      15. All Votes Received on the Previous Meeting Will
      be Dis-regarded and You Will Need to Reinstruct on
      This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking O-n the Url Links:
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0409/ltn-20140409480.pdf,
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0512/ltn-20140512307.pdf,
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0409/ltn-20140409489.pdf and
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0512/-ltn20140512311.pdf                     Non-Voting                Non-Voting
1     To Consider and Approve the Report of the Board of
      Directors of the Company for the Year 2013          Management  For           Voted - For


321





    GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Financial Report of the
    Company for the Year 2013                           Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013: the Board of
    Directors Has Recommended A Final Dividend of
    Rmb0.30 Per Share (inclusive of Tax), Amounting to
    A Total of Rmb8,479 Million                         Management  For           Voted - For
5   To Consider and Approve the Remuneration of the
    Directors and Supervisors of the Company            Management  For           Voted - For
6   To Consider and Approve the Appointment of the
    Auditors of the Company for the Year 2014           Management  For           Voted - For
7   To Consider and Approve the Election of Mr. Su
    Hengxuan As the Executive Director of the Fourth
    Session of the Board of Directors of the Company    Management  For           Voted - Against
8   To Consider and Approve the Election of Mr. Miao
    Ping As the Executive Director of the Fourth
    Session of the Board of Directors of the Company    Management  For           Voted - Against
9   To Consider and Approve the Cap Amounts in Respect
    of the Framework Agreement for Daily Connected
    Transactions Between the Company and China Guangfa
    Bank Co., Ltd                                       Management  For           Voted - For
10  To Consider and Approve the Capital Injection by
    the Company to China Life Property and Casualty
    Insurance Company Limited                           Management  For           Voted - For
11  To Grant A General Mandate to the Board of
    Directors of the Company to Allot, Issue and Deal
    with New H Shares of the Company of an Amount of
    Not More Than 20% of the H Shares in Issue As at
    the Date of Passing of This Special Resolution      Management  For           Voted - Against
12  To Consider and Approve the Extension of the
    Validity Period of the Resolution on the Issue of
    Subordinated Debt Financing Instruments Outside the
    Prc                                                 Management  For           Voted - For
13  To Consider and Approve the Company Framework
    Agreement and the Pension Company Framework
    Agreement, the Transactions Contemplated Thereunder
    and the Annual Caps for the Three Years Ending 31
    December 2016 Relating Thereto                      Management  For           Voted - For
14  To Consider and Approve the Clic Framework
    Agreement and the P&c Company Framework Agreement,
    the Transactions Contemplated Thereunder and the
    Annual Caps for the Three Years Ending 31 December
    2016 Relating Thereto                               Management  For           Voted - For
15  To Consider and Approve the Proposed Amendments to
    the Articles of Association of the Company -
    Articles 123, 11                                    Management  For           Voted - For


322


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA MERCHANTS BANK CO LTD, SHENZEN
CUSIP: Y14896115
Meeting Date: 13-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1128/ltn20131128205.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1128/ltn20131128225.pdf                      Non-Voting                Non-Voting
1.1 Resolution on Election of Mr. Ma Zehua As A Non-
    Executive Director                                  Management  For           Voted - For
1.2 Resolution on Election of Mr. Xiao Yuhuai As an
    Independent Non-executive Director                  Management  For           Voted - For
    29 Nov 2013: Please Note That This is A Revision
    Due to Change in Record Date.-if You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 30-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    305854 Due to Addition Of-resolution 16. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/lt-n20140428408.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/lt-n20140428450.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0604-/ltn201406041312.pdf                    Non-Voting                Non-Voting
1   Consider and Approve the Work Report of the Board
    of Directors of the Company for the Year 2013       Management  For           Voted - For
2   Consider and Approve the Work Report of the Board
    of Supervisors of the Company for the Year 2013     Management  For           Voted - For
3   Consider and Approve the Annual Report of the
    Company for the Year 2013 (including the Audited
    Financial Report)                                   Management  For           Voted - For
4   Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
5   Consider and Approve the Proposal Regarding the
    Profit Appropriation Plan for the Year 2013
    (including the Distribution of Final Dividends)     Management  For           Voted - For
6   Consider and Approve the Resolution Regarding the
    Appointment of Accounting Firm and Its Remuneration
    for the Year 2014                                   Management  For           Voted - For
7   Consider and Approve the Resolution Regarding the
    Election of Ms. Su Min As A Non-executive Director  Management  For           Voted - For


323





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Consider and Approve the Resolution Regarding the
    Election of Mr. Dong Xiande As an External
    Supervisor                                           Management  For           Voted - For
9   Consider and Approve the Assessment Report on the
    Duty Performance of Directors for the Year 2013      Management  For           Voted - For
10  Consider and Approve the Assessment Report on the
    Duty Performance of Supervisors for the Year 2013    Management  For           Voted - For
11  Consider and Approve the Assessment Report on the
    Duty Performance and Cross-evaluation of
    Independent Directors for the Year 2013              Management  For           Voted - For
12  Consider and Approve the Assessment Report on the
    Duty Performance and Cross-evaluation of External
    Supervisors for the Year 2013                        Management  For           Voted - For
13  Consider and Approve the Related Party Transaction
    Report for the Year 2013                             Management  For           Voted - For
14  Consider and Approve the Resolution Regarding the
    General Mandate to Issue New Shares And/or Deal
    with Share Options by China Merchants Bank Co., Ltd. Management  For           Voted - Against
15  Consider and Approve the Resolution Regarding the
    Articles of Association of China Merchants Bank
    Co., Ltd. (2014 Revision) (including the Rules of
    Procedures for Shareholders' General Meetings, the
    Rules of Procedures for Meetings of the Board of
    Directors and the Rules of Procedures for Meetings
    of the Board of Supervisors of the Company)          Management  For           Voted - For
16  Resolution on Appointment of A Candidate for
    Non-executive Director: Mr. Li Jianhong              Management  For           Voted - For
    11 Jun 2014: Please Note That the Board Does Not
    Have Any Recommendations on R-esolution 16           Non-Voting                Non-Voting
    11 Jun 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes for Mid: 350275 Please Do Not
    Vote Again-unless You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
CHINA MINSHENG BANKING CORPORATION
CUSIP: Y1495M112
Meeting Date: 27-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0112/ltn20140112027.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0112/ltn20140112019.pdf                       Non-Voting                Non-Voting
1   Proposed Downward Adjustment to the Conversion
    Price of A Share Convertible Bonds of China
    Minsheng Banking Corp., Ltd                          Management  For           Voted - For


324





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 10-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0422/ltn20140422581.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0422/ltn20140422606.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Annual Report for 2013
    of the Company                                      Management  For           Voted - For
2   To Consider and Approve the Final Financial Report
    for 2013 of the Company                             Management  For           Voted - For
3   To Consider and Approve the Annual Budgets for 2014
    of the Company                                      Management  For           Voted - For
4   To Consider and Approve the Work Report of the
    Board of Directors for 2013 of the Company          Management  For           Voted - For
5   To Consider and Approve the Work Report of the
    Supervisory Board for 2013 of the Company           Management  For           Voted - For
6   To Consider and Approve the Proposed Profit
    Distribution Plan of the Company for the Second
    Half of 2013 (including the Issuance of Bonus
    Shares and the Payment of Dividend)                 Management  For           Voted - For
7   To Consider and Approve the Re- Appointment and
    Remuneration of the Auditing Firm for 2014          Management  For           Voted - For
8   To Consider and Approve the Appointment of Mr. Mao
    Xiaofeng As A Director of the Sixth Session of the
    Board of Directors with the Same Term of Office As
    the Current Session of the Board of Directors       Management  For           Voted - For
    30 Apr 14: Please Note That This is A Revision Due
    to Change in Record Date Fr-om 20 May to 9 May
    2014. If You Have Already Sent in Your Votes,
    Please Do Not-vote Again Unless You Decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
CHINA OVERSEAS LAND & INVESTMENT LTD, HONG KONG
CUSIP: Y15004107
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0408/ltn20140408291.p Df-and-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0408/ltn20140408301.p Df           Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Financial
    Statements and the Reports of the Directors and the
    Independent Auditor's Report for the Year Ended 31
    December 2013                                       Management  For           Voted - For


325





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Approve the Declaration of A Final Dividend for
    the Year Ended 31 December 2013 of Hkd 29 Cents Per
    Share                                               Management  For           Voted - For
3.A To Re-elect Mr. Chen Yi As Director                 Management  For           Voted - Against
3.B To Re-elect Mr. Luo Liang As Director               Management  For           Voted - Against
3.C To Re-elect Mr. Nip Yun Wing As Director            Management  For           Voted - Against
3.D To Re-elect Mr. Zheng Xuexuan As Director           Management  For           Voted - Against
3.E To Re-elect Mr. Lam Kwong Siu As Director           Management  For           Voted - For
4   To Authorise the Board to Fix the Remuneration of
    the Directors                                       Management  For           Voted - For
5   To Appoint Messrs. PricewaterhouseCoopers As
    Auditor of the Company to Hold Office Until the
    Conclusion of the Next Annual General Meeting and
    to Authorise the Board to Fix Their Remuneration    Management  For           Voted - For
6   To Approve the Granting to the Directors the
    General and Unconditional Mandate to Buy-back
    Shares of the Company Up to 10% of the Number of
    Shares of the Company in Issue                      Management  For           Voted - For
7   To Approve the Granting to the Directors the
    General and Unconditional Mandate to Allot, Issue
    and Deal with New Shares Not Exceeding 20% of the
    Number of Shares of the Company in Issue            Management  For           Voted - Against
8   To Approve the Extension of the Authority Granted
    to the Directors by Resolution 7 Above by Adding
    the Number of Shares Bought Back Pursuant to the
    Authority Granted to the Directors by Resolution 6
    Above                                               Management  For           Voted - Against
9   To Adopt the New Articles of Association of the
    Company in Substitution for and to the Exclusion of
    the Existing Memorandum and Articles of Association
    of the Company and to Abandon the Object Clause
    Contained in the Existing Memorandum of Association
    of the Company                                      Management  For           Voted - Against
CHINA PACIFIC INSURANCE (GROUP) CO LTD
CUSIP: Y1505Z103
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0413/ltn20140413015.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0413/ltn20140413023.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
2   To Consider and Approve the Report of Board of
    Supervisors of the Company for the Year 2013        Management  For           Voted - For
3   To Consider and Approve the Full Text and the
    Summary of the Annual Report of A Shares of the
    Company for the Year 2013                           Management  For           Voted - For


326





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider and Approve the Annual Report of H
    Shares of the Company for the Year 2013             Management  For           Voted - For
5   To Consider and Approve the Financial Statements
    and Report of the Company for the Year 2013         Management  For           Voted - For
6   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013               Management  For           Voted - For
7   To Consider and Approve the Proposal on the
    Appointment of Auditors for the Year 2014           Management  For           Voted - For
8   To Consider and Approve the Due Diligence Report of
    the Directors for the Year 2013                     Management  For           Voted - For
9   To Consider and Approve the Report on Performance
    of Independent Directors for the Year 2013          Management  For           Voted - For
10  To Consider and Approve Ms. Ha Erman As A
    Non-executive Director for the 7th Session of the
    Board                                               Management  For           Voted - For
11  To Consider and Approve Mr. Gao Shanwen As an
    Independent Non- Executive Director for the 7th
    Session of the Board                                Management  For           Voted - For
12  To Consider and Approve the Proposal on the Grant
    of General Mandate to Issue New Shares of the
    Company                                             Management  For           Voted - Against
    15 May 2014: Please Note That This is A Revision
    Due to Change in Split Voting-tag to Y. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
CHINA RESOURCES LAND LTD
CUSIP: G2108Y105
Meeting Date: 06-Jun-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    in Favor Or Against for All-resolutions, Abstain is
    Not A Voting Option on This Meeting                 Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429713.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429733.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Directors' Report and the
    Independent Auditors' Report for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend of Hk36.4 Cents Per
    Share for the Year Ended 31 December 2013           Management  For           Voted - For
3.1 To Re-elect Mr. Wu Xiangdong As Director            Management  For           Voted - Against
3.2 To Re-elect Mr. Tang Yong As Director               Management  For           Voted - Against
3.3 To Re-elect Mr. Du Wenmin As Director               Management  For           Voted - Against
3.4 To Re-elect Mr. Wang Shi As Director                Management  For           Voted - Against
3.5 To Re-elect Mr. Ho Hin Ngai, Bosco As Director      Management  For           Voted - For


327


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.6 To Re-elect Mr. Wan Kam To, Peter As Director        Management  For           Voted - For
3.7 To Re-elect Mr. Ma Weihua As Director                Management  For           Voted - For
3.8 To Fix the Remuneration of the Directors             Management  For           Voted - For
4   To Re-appoint Messrs. PricewaterhouseCoopers As
    Auditor and Authorise the Directors to Fix Their
    Remuneration                                         Management  For           Voted - For
5   Ordinary Resolution in Item No. 5 of the Notice of
    Annual General Meeting. (to Give A General Mandate
    to the Directors to Repurchase Shares of the
    Company)                                             Management  For           Voted - For
6   Ordinary Resolution in Item No. 6 of the Notice of
    Annual General Meeting. (to Give A General Mandate
    to the Directors to Issue New Shares of the Company) Management  For           Voted - Against
7   Ordinary Resolution in Item No. 7 of the Notice of
    Annual General Meeting. (to Extend the General
    Mandate to be Given to the Directors to Issue New
    Shares)                                              Management  For           Voted - Against
CHINA TAIPING INSURANCE HOLDINGS CO LTD
CUSIP: Y1456Z151
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505/ltn201405051632.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505/ltn201405051636.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Financial
    Statements, the Report of the Directors and the
    Independent Auditor's Report for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2.A.1To Re-elect Mr. Wang Bin As A Director              Management  For           Voted - Against
2.A.2To Re-elect Mr. Meng Zhaoyi As A Director           Management  For           Voted - Against
2.A.3To Re-elect Mr. Xie Yiqun As A Director             Management  For           Voted - Against
2.A.4To Re-elect Mr. Huang Weijian As A Director         Management  For           Voted - Against
2.A.5To Re-elect Mr. Zhu Xiangwen As A Director          Management  For           Voted - Against
2.A.6To Re-elect Mr. Wu Changming As A Director          Management  For           Voted - Against
2.A.7To Re-elect Mr. Ni Rongming As A Director           Management  For           Voted - Against
2.A.8To Re-elect Dr. Wu Jiesi As A Director              Management  For           Voted - For
2.A.9To Re-elect Mr. Che Shujian As A Director           Management  For           Voted - For
2.A10 To Re-elect Mr. Wu Ting Yuk Anthony As A Director  Management  For           Voted - For
2.B To Authorize the Board of Directors to Fix the
    Directors' Remuneration                              Management  For           Voted - For
3   To Appoint PricewaterhouseCoopers As Independent
    Auditor Following the Retirement of Deloitte Touche
    Tohmatsu and to Authorize the Board of Directors to
    Fix Their Remuneration                               Management  For           Voted - For


328





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Give A General Mandate to the Directors to Issue
    Shares Not Exceeding 20% of the Shares of the
    Company in Issue                                     Management  For           Voted - Against
5   To Give A General Mandate to the Directors to Buy
    Back Shares Not Exceeding 10% of the Shares of the
    Company in Issue                                     Management  For           Voted - For
6   To Extend the General Mandate to Issue Shares by
    Addition Thereto the Shares Bought Back by the
    Company                                              Management  For           Voted - Against
7   To Approve Adoption of New Articles of Association
    to Replace in Entirety the Memorandum of
    Association and the Existing Articles of
    Association of the Company, As Amended by the
    Companies Ordinance (chapter 622 of the Laws of
    Hong Kong) When It Came Into Force                   Management  For           Voted - Against
CHONGQING RURAL COMMERCIAL BANK CO LTD             (D
CUSIP: Y1594G107
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn-20140415341.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/-ltn20140415387.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Work Report of the
    Board of Directors of the Bank for 2013              Management  For           Voted - For
2   To Consider and Approve the Work Report of the
    Board of Supervisors of the Bank for 2013            Management  For           Voted - For
3   To Consider and Approve the 2013 Annual Financial
    Statements of the Bank                               Management  For           Voted - For
4   To Consider and Approve the Annual Profit
    Distribution Plan of the Bank for 2013               Management  For           Voted - For
5   To Consider and Approve the Annual Report of the
    Bank for 2013                                        Management  For           Voted - For
6   To Consider and Approve the Financial Budget
    Proposal of the Bank for 2014                        Management  For           Voted - For
7   To Consider and Approve the Appointment of
    PricewaterhouseCoopers Zhong Tian LLP and
    PricewaterhouseCoopers As the External Auditors of
    the Bank for 2014 and to Fix Their Remuneration      Management  For           Voted - For
8   To Consider and Approve the Resolution of Electing
    Mr. Xie Wenhui As an Executive Director of the Bank  Management  For           Voted - For
9   To Consider and Approve the Resolution of Electing
    Mr. Li Zuwei As A Non-executive Director of the Bank Management  For           Voted - For
10  To Consider and Approve the Resolution of Electing
    Mr. Duan Xiaohua As A Non-executive Director of the
    Bank                                                 Management  For           Voted - For
11  To Consider and Approve the Resolution of
    Appointing Mr. Sun Lida As A Replacement
    Non-executive Director of the Bank                   Management  For           Voted - For
                                                         329






                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
12  To Consider and Approve the Resolution of
    Amendments to the Articles of Association of the
    Bank (the Whole Text of the Recommendation of
    Amendments to the Articles of Association is Set
    Out in the Circular of the Bank Dated               Management   For           Voted - For
    April 15, 2014). in the Meantime, the Board of the
    Bank (the "board") Will be Authorized to Amend the
    Texts Necessary for Amendments in Accordance with
    the Opinions of Regulatory Authorities in Order to
    Obtain the Approvals                                                           Non-Voting
13  To Consider and Approve the Resolution of
    Amendments to the Rules and Procedures of the
    General Meetings of the Bank (the Proposed
    Amendments are Set Out in the Circular of the Bank
    Dated April 15, 2014). in the Meantime, the Board
    Will be Authorized to Make Amendments As
    Appropriate Pursuant to the Opinions of the
    Regulatory Authorities                              Management   For           Voted - For
14  To Consider and Approve the Resolution of
    Amendments to the Rules and Procedures of the
    Meetings of the Board (the Proposed Amendments are
    Set Out in the Circular of the Bank Dated April 15,
    2014). in the Meantime, the Board Will be
    Authorized to Make Amendments As Appropriate
    Pursuant to the Opinions of the Regulatory
    Authorities                                         Management   For           Voted - For
15  To Consider and Approve the Resolution of
    Amendments to the Rules and Procedures of the
    Meetings of the Board of Supervisors (the Proposed
    Amendments are Set Out in the Circular of the Bank
    Dated April 15, 2014). in the Meantime, the Board
    of Supervisors Will be Authorized to Make
    Amendments As Appropriate Pursuant to the Opinions
    of the Regulatory Authorities                       Management   For           Voted - For
CITIC SECURITIES CO LTD
CUSIP: Y1639N117
Meeting Date: 29-Oct-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0911/ltn20130911376.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0911/ltn20130911396.pdf,-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1010/ltn20131010413.pdf                        Non-Voting                 Non-Voting
1   That: (a) the Company be Authorized to Apply for
    the Expansion of the Business Scope of the Company
    to Engage in the Agency Services Business for
    Precious Metal Spot Contracts and Proprietary
    Business for Spot Gold Contracts, and Subject to
    the Approval(s) of the Relevant Authority(ies) in


330





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Prc, Including But Not Limited To, the Csrc,
    the Business Scope of the Company be Expanded to
    Include the Agency Services Business for Precious
    Metal Spot Contracts and Proprietary Business for
    Spot Gold Contracts; and (b) Any One of the
    Directors Or the Management of the Company be and
    is Hereby Authorized to Implement and Take All
    Steps and to Do All Acts and Things As May be
    Necessary Or Desirable to Give Effect to and
    Implement Such Expansion of the Business Scope of
    the Company and to Carry Out All Necessary Matters,
    Including Contd                                     Management  For           Voted - For
    Contd But Not Limited To, Obtaining Necessary
    Regulatory Approval(s), Making-corresponding
    Amendment(s) to the Articles of Association As
    Required by The-relevant Regulatory Authority(ies)
    in the Prc, Undertaking Relevant-registration and
    Filing Procedures with the State Administration of
    Industry-and Commerce and Renewing the Business
    Licence of the Company As Such- Director Or
    Management of the Company May in His/her Absolute
    Discretion Deem-fit                                 Non-Voting                Non-Voting
2   That: (a) the Appointment of Mr. Liu Lefei As the
    Executive Director of the 5th Session of the Board
    for A Term Commencing from the Date on Which His
    Appointment Becomes Effective Up to the End of the
    5th Session of the Board be Approved and Confirmed;
    and (b) Any One of the Directors Or the Management
    of the Company be and is Hereby Authorized to
    Implement and Take All Steps and to Do All Acts and
    Things As May be Necessary Or Desirable to Give
    Effect to and Implement Such Appointment of Mr. Liu
    Lefei As the Executive Director of the 5th Session
    of the Board As Such Director Or Management of the
    Company May in His/her Absolute Discretion Deem Fit Management  For           Voted - For
    10 Oct 13: Please Note That This is A Revision Due
    to Addition of Url Link. If-you Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    246765 Due to Change in Se-quence of All
    Resolutions. All Votes Received on the Previous
    Meeting Will Be- Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Thank You.       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1111/ltn-20131111305.pdf                     Non-Voting                Non-Voting
S.1 To Consider and Approve, Subject to the Required
    Approval Or Endorsement from Or Registration with
    the Relevant Regulatory Authorities in the Prc, the


331





                          GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Proposed Amendments to the Articles of Association
    (details of Which are Set Out in the Section Headed
    "proposed Amendments to the Articles of
    Association" in the Letter from the Board Contained
    in the Circular)                                    Management  For           Voted - For
S.2 To Consider and Approve That the Board Or A
    Committee As Authorized by the Board to be Formed
    by the Chairman, General Manager and Persons in
    Charge of Finance be Granted, from 20 June 2014 to
    19 June 2019, an Unconditional General Mandate to
    Determine the Terms and Plan (including But Not
    Limited to the Specific Scale, Maturity Period,
    Interest Rate, Guarantee, Means of Issue, Time of
    Issue, Use of Proceeds Raised, Etc.) for Each Issue
    of Commercial Papers of the Company According to
    the Market Condition, Funding Status of the Company
    and Other Actual Conditions, Subject to the
    Issuance Size Approved by the Regulatory
    Authorities; to Oversee the Issue and Repayment
    Status, Etc. of the Commercial Papers Issued        Management  For           Abstain
O.1 To Consider and Approve the Terms of the Securities
    and Financial Products Transactions and Services
    Framework Agreement, the Execution Thereof and
    Implementation of the Terms Thereof Including the
    Mutual Provision of Securities and Financial
    Services (including the Proposed Caps Thereof for
    the Three Financial Years Ending 31 December 2016)  Management  For           Voted - Against
O.2 To Consider and Approve the Proposed Transfer, the
    Establishment of the Private Fund and the Launching
    of Designated Innovative Financial Business; and
    That Upon Completion of the Proposed Transfer, the
    Company be Authorized to Enter Into Lease
    Contract(s) with the Transferee of the Proposed
    Transfer Or Its Designated Entity(ies) to Lease the
    Office Premises of the Company Situated at Beijing
    Citics Tower and Shenzhen Citics Tower at the Then
    Prevailing Market Rates                             Management  For           Voted - For
Meeting Date: 18-Jun-14   Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429926.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429935.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Resolution on the
    Amendments to the Articles of Association           Management  For           Voted - For
2   To Consider and Approve the Resolution on the
    General Mandate to Issue Additional A Shares and H
    Shares                                              Management  For           Voted - Against
3.1 To Consider and Approve the Issuing Entity, Size of
    Issuance and Method of Issuance                     Management  For           Voted - For
3.2 To Consider and Approve the Type of the Debt
    Financing Instruments                               Management  For           Voted - For


332





     GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.3  To Consider and Approve the Term of the Debt
     Financing Instruments                                Management  For           Voted - For
3.4  To Consider and Approve the Interest Rate of the
     Debt Financing Instruments                           Management  For           Voted - For
3.5  To Consider and Approve the Security and Other
     Arrangements                                         Management  For           Voted - For
3.6  To Consider and Approve the Use of Proceeds          Management  For           Voted - For
3.7  To Consider and Approve the Issuing Price            Management  For           Voted - For
3.8  To Consider and Approve the Targets of Issue and
     the Placement Arrangements of the Rmb Debt Financing Management  For           Voted - For
3.9  To Consider and Approve the Listing of the Debt
     Financing Instruments                                Management  For           Voted - For
3.10 To Consider and Approve the Safeguard Measures for
     Debt Repayment of the Rmb Debt Financing             Management  For           Voted - For
3.11 To Consider and Approve the Validity Period of the
     Resolutions Passed                                   Management  For           Voted - For
3.12 To Consider and Approve the Authorisation Granted
     to the Board for the Issuances of the Onshore and
     Offshore Corporate Debt Financing Instruments        Management  For           Voted - For
4    To Consider and Approve the 2013 Profit
     Distribution Plan of the Company                     Management  For           Voted - For
5    To Consider and Approve the 2013 Work Report of the
     Board                                                Management  For           Voted - For
6    To Consider and Approve the 2013 Work Report of the
     Supervisory Committee                                Management  For           Voted - For
7    To Consider and Approve the 2013 Annual Report of
     the Company                                          Management  For           Voted - For
8    To Consider and Approve the Resolution on the
     Estimated Investment Amount for the Proprietary
     Business of the Company for 2014                     Management  For           Voted - For
9    To Consider and Approve the Resolution on the
     Re-appointments of Ernst & Young Hua Ming LLP and
     Ernst & Young As External Auditors of the Company
     for 2014                                             Management  For           Voted - For
10   To Consider and Approve the Resolution on the
     Potential Related Party/connected Transactions
     Involved in the Issuances of the Onshore and
     Offshore Corporate Debt Financing Instruments        Management  For           Voted - For
11   To Consider and Approve the Resolution on the
     Exemption from Compliance with the Undertakings in
     Relation to the Change and Transfer Formalities of
     Two Properties                                       Management  For           Voted - For
12.1 To Consider and Approve the Resolution on the
     Potential Related/connected Party Transactions
     Between the Company and Its Subsidiaries and Citic
     Group and Its Related/connected Parties              Management  For           Voted - For
12.2 To Consider and Approve the Resolution on the
     Potential Related Party Transactions Between the
     Company and Its Subsidiaries and the Companies in
     Which the Directors, Supervisors and the Senior
     Management of the Company Hold Positions As
     Directors Or the Senior Management (excluding the
     Controlled Subsidiaries of the Company)              Management  For           Voted - For


333





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
13  To Consider and Approve the Resolution on the Total
    Remuneration of Directors and Supervisors for 2013   Management  For           Voted - For
    30 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date.-if You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You D-ecide to Amend Your Original Instructions.
    Thank You.                                           Non-Voting                Non-Voting
COUNTRY GARDEN HOLDINGS CO LTD, GRAND CAYMAN
CUSIP: G24524103
Meeting Date: 21-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410839.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410788.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements, the Report of the Directors
    and the Independent Auditor's Report of the Company
    for the Year Ended 31 December 2013                  Management  For           Voted - For
2   To Declare A Final Dividend of Rmb16.83 Cents Per
    Share for the Year Ended 31 December 2013 (with
    Scrip Option)                                        Management  For           Voted - For
3.a.1 To Re-elect Ms. Yang Huiyan As A Director          Management  For           Voted - Against
3.a.2 To Re-elect Mr. Mo Bin As A Director               Management  For           Voted - Against
3.a.3 To Re-elect Mr. Zhu Rongbin As A Director          Management  For           Voted - Against
3.a.4 To Re-elect Ms. Yang Ziying As A Director          Management  For           Voted - Against
3.a.5 To Re-elect Mr. Ou Xueming As A Director           Management  For           Voted - Against
3.a.6 To Re-elect Mr. Yang Zhicheng As A Director        Management  For           Voted - Against
3.a.7 To Re-elect Mr. Yang Yongchao As A Director        Management  For           Voted - Against
3.a.8 To Re-elect Mr. Xie Shutai As A Director           Management  For           Voted - Against
3.a.9 To Re-elect Mr. Song Jun As A Director             Management  For           Voted - Against
3a.10To Re-elect Mr. Liang Guokun As A Director          Management  For           Voted - Against
3a.11To Re-elect Mr. Su Baiyuan As A Director            Management  For           Voted - Against
3a.12To Re-elect Mr. Wu Jianbin As A Director            Management  For           Voted - Against
3a.13To Re-elect Mr. Shek Lai Him, Abraham As A Director Management  For           Voted - For
3a.14To Re-elect Mr. Tong Wui Tung, Ronald As A Director Management  For           Voted - For
3a.15To Re-elect Mr. Liu Hongyu As A Director            Management  For           Voted - For
3a.16To Re-elect Mr. Mei Wenjue As A Director            Management  For           Voted - For
3a.17To Re-elect Mr. Yeung Kwok on As A Director         Management  For           Voted - For
3.b To Authorize the Board of Directors of the Company
    to Fix the Directors' Remuneration                   Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company and Authorize the Board of Directors of
    the Company to Fix Their Remuneration                Management  For           Voted - For


334





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
5   To Grant A General Mandate to the Directors of the
    Company to Issue New Shares Not Exceeding 20% of
    the Issued Shares of the Company                    Management   For           Voted - Against
6   To Grant A General Mandate to the Directors of the
    Company to Repurchase Shares Not Exceeding 10% of
    the Issued Shares of the Company                    Management   For           Voted - For
7   To Extend the General Mandate to be Granted to the
    Directors of the Company to Issue New Shares of the
    Company by Adding It the Number of Shares
    Repurchased Under the General Mandate to Repurchase
    Share of the Company                                Management   For           Voted - Against
EVERGRANDE REAL ESTATE GROUP LTD
CUSIP: G3225A103
Meeting Date: 21-Oct-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1003/ltn20131003429.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1003/ltn20131003435.pdf                      Non-Voting                 Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                 Non-Voting
A   To Declare A Final Dividend of Rmb0.1429
    (equivalent to Hkd 0.1802) Per Share for the Year
    Ended 31 December 2012                              Management   For           Voted - For
    7 Oct 13: Please Note That This is A Revision Due
    to Change in Record Date. If-you Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                 Non-Voting
Meeting Date: 16-Jun-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429639.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429715.pdf                      Non-Voting                 Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company ("directors") and the
    Auditors for the Year Ended 31 December 2013        Management   For           Voted - For
2   To Declare A Final Dividend of Rmb0.43 Per Share
    for the Year Ended 31 December 2013                 Management   For           Voted - For


335





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.a To Re-elect Mr. Chau Shing Yim, David As an
    Independent Non-executive Director                   Management  For           Voted - For
3.b To Re-elect Mr. He Qi As an Independent
    Non-executive Director                               Management  For           Voted - For
3.c To Re-elect Ms. Xie Hongxi As an Independent
    Non-executive Director                               Management  For           Voted - For
3.d To Re-elect Mr. Huang Xiangui As an Executive
    Director                                             Management  For           Voted - Against
3.e To Re-elect Ms. He Miaoling As an Executive Director Management  For           Voted - Against
4   To Authorise the Board to Fix the Remuneration of
    the Directors                                        Management  For           Voted - For
5   To Approve the Re-appointment of
    PricewaterhouseCoopers As the Auditors of the
    Company and to Authorise the Board to Fix Their
    Remuneration                                         Management  For           Voted - For
6   To Approve the Granting to the Directors the
    General and Unconditional Mandate to Allot, Issue
    and Deal with New Shares Not Exceeding 20% of the
    Issued Share Capital of the Company                  Management  For           Voted - Against
7   To Approve the Granting to the Directors the
    General and Unconditional Mandate to Repurchase
    Shares in the Capital of the Company of Up to 10%
    of the Issued Share Capital of the Company           Management  For           Voted - For
8   To Approve the Extension of the Authority Granted
    to the Directors by Resolution 6 Above by Adding
    the Number of Shares Repurchased Pursuant to the
    Authority Granted to the Directors by Resolution 7
    Above                                                Management  For           Voted - Against
FRANSHION PROPERTIES (CHINA) LTD
CUSIP: Y2642B108
Meeting Date: 11-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509902.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509890.pdf                       Non-Voting                Non-Voting
1   To Consider and Receive the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and the Auditors for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
3.A To Re-elect Mr. Li Congrui As an Executive Director
    of the Company                                       Management  For           Voted - Against
3.B To Re-elect Mr. He Binwu As an Executive Director
    of the Company                                       Management  For           Voted - Against


336





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.C To Re-elect Mr. Yang Lin As A Non- Executive
    Director of the Company                             Management  For           Voted - Against
3.D To Re-elect Mr. Lau Hon Chuen, Ambrose As an
    Independent Non- Executive Director of the Company  Management  For           Voted - For
3.E To Re-elect Mr. Su Xijia As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
3.F To Re-elect Mr. Liu Hongyu As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
4   To Authorize the Board of Directors of the Company
    to Fix the Remuneration of the Directors of the
    Company                                             Management  For           Voted - For
5   To Re-appoint Ernst & Young As the Auditors of the
    Company and to Authorize the Board of Directors of
    the Company to Fix Their Remuneration               Management  For           Voted - For
6   To Consider and Approve A General Mandate to the
    Directors to Repurchase Shares (ordinary Resolution
    No. 6 As Set Out in the Notice of the Meeting)      Management  For           Voted - For
7   To Consider and Approve A General Mandate to the
    Directors to Issue New Shares (ordinary Resolution
    No. 7 As Set Out in the Notice of the Meeting)      Management  For           Voted - Against
8   To Consider and Approve the Extension of the
    General Mandate to the Directors to Issue New
    Shares Based on the Number of Shares Repurchased
    (ordinary Resolution No. 8 As Set Out in the Notice
    of the Meeting)                                     Management  For           Voted - Against
GREENTOWN CHINA HOLDINGS LTD
CUSIP: G4100M105
Meeting Date: 28-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0212/ltn20140212514.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0212/ltn20140212474.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   The Framework Agreement and the Transactions
    Contemplated Thereunder                             Management  For           Voted - For
    13 Feb 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


337





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428772.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428641.pdf                         Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company (the "directors") and of
    the Auditors of the Company (the "auditors") for
    the Year Ended 31 December 2013                        Management  For           Voted - For
2   To Prove the Recommended Final Dividend of Rmb0.43
    Per Share for the Year Ended 31 December 2013          Management  For           Voted - For
3.A.I To Re-elect Mr Shou Bainian As an Executive Director Management  For           Voted - For
3A.II To Re-elect Mr Luo Zhaoming As an Executive Director Management  For           Voted - For
3AIIITo Re-elect Mr Cao Zhounan As an Executive Director   Management  For           Voted - For
3AIVTo Re-elect Mr Hui Wan Fai As an Independent
    Non-executive Director                                 Management  For           Voted - For
3.B To Authorize the Board of Directors (the "board")
    to Determine the Directors' Remuneration               Management  For           Voted - For
4   To Re-appoint Deloitte Touche Tohmatsu As the
    Auditors and to Authorize the Board to Fix Their
    Remuneration                                           Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company (the "shares") Not
    Exceeding 10% of the Aggregate Nominal Amount of
    the Issued Share Capital of the Company As at the
    Date of Passing of This Resolution                     Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Issue, Allot and Deal with Shares Not Exceeding 20%
    of the Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of Passing of
    This Resolution                                        Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors by Resolution No. 6 to Issue Shares by
    Adding the Aggregate Nominal Amount of Shares
    Repurchased by the Company Pursuant to the General
    Mandate Granted by Resolution No. 5                    Management  For           Voted - Against
GUANGZHOU R&F PROPERTIES COMPANY LTD, GUANGZHOU
CUSIP: Y2933F115
Meeting Date: 18-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0902/ltn20130902083.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0902/ltn20130902465.pdf                         Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                   Non-Voting                Non-Voting


338





      GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.i   That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc): Issuer:
      Guangzhou R&f Properties Co., Ltd                    Management  For           Voted - For
1.ii  That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc): Place
      of Issue: the Prc                                    Management  For           Voted - For
1.iii That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc): Size of
      Issue: the Aggregate Principal Amount Shall Not be
      More Than Rmb6.0 Billion                             Management  For           Voted - For
1.iv  That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc):
      Arrangement for Shareholders: the Domestic
      Corporate Bonds Will Not be Placed to Existing
      Shareholders on A Preferential Basis                 Management  For           Voted - For
1.v   That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc):
      Maturity: 5 to 10 Years                              Management  For           Voted - For
1.vi  That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc): Use of
      Proceeds: to Repay Part of the Existing Bank Loans
      and to Supplement the Working Capital of the Company Management  For           Voted - For
1.vii That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc):
      Listing: Subject to the Satisfaction of the
      Relevant Requirements for Listing, an Application
      for Listing of the Domestic Corporate Bonds on A
      Domestic Stock Exchange As Approved by the Relevant
      Prc Regulatory Authorities Will be Made              Management  For           Voted - For
1viii That Each of the Following Proposed Item in Respect
      of the Proposed Issue of Domestic Corporate Bonds
      in the Prc be and is Hereby Individually Approved
      (subject to the Approval of the Csrc and the
      Conditions of the Bonds Market in the Prc):


339





    GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Validity Period for the Issue: Subject to Approval
    by Shareholders and Csrc, the Validity Period for
    the Issue of the Domestic Corporate Bonds Shall be
    24 Months from the Date of Approval by Csrc          Management  For           Voted - For
2   That the Board of Directors of the Company be and
    is Hereby Authorised to Deal with All Matters in
    Connection with the Issue of the Domestic Corporate
    Bonds in the Prc, Including But Not Limited to the
    Following: (i) Implement Specific Plan for the
    Issue of the Domestic Corporate Bonds According to
    Market Conditions, Including But Not Limited to the
    Timing of Issue, Issue Size, Issue Price, Maturity,
    Whether to Issue in Tranches and Their Respective
    Size and Maturity, Interest Rate and Method of
    Determination, Conditions for Redemption Or
    Repurchase, Guarantees, Place of Issue and Listing,
    Other Terms of the Bonds and All Other Matters
    Relating to the Issue of the Domestic Corporate
    Bonds; (ii) Determine the Final Use of the Proceeds
    in Accordance with the Needs of the Company; (iii)
    Decide and Appoint Intermediaries and Contd          Management  For           Voted - For
    Contd A Trustee for the Proposed Issue of the
    Domestic Corporate Bonds; (iv)-apply to the
    Relevant Prc Regulatory Authorities to Issue the
    Domestic-corporate Bonds and Make Appropriate
    Adjustments to the Plan for the Issue- and Terms of
    the Domestic Corporate Bonds in Accordance with the
    Feedback (if-any) from the Relevant Prc Regulatory
    Authorities; (v) Deal with Any Matters-relating to
    the Issue and Listing of the Domestic Corporate
    Bonds Pursuant To-the Relevant Rules of the
    Relevant Domestic Stock Exchange(s); (vi)
    Approve-and Execute Relevant Legal Documents
    Relating to the Issue and Listing of The-domestic
    Corporate Bonds and Make Appropriate Disclosure;
    and (vii) Take All- Necessary Actions to Determine
    and Make Arrangements for All Matters Relating-to
    the Proposed Issue and Listing of the Domestic
    Corporate Bonds, Contd                               Non-Voting                Non-Voting
    Contd Including Exercising Discretion to Delay Or
    Temporarily Suspend The-issue of the Domestic
    Corporate Bonds Should Such Event of Force Majeure
    Or-other Situations Make the Issue of the Domestic
    Corporate Bonds Difficult Or-would Not be
    Beneficial to the Company Even If It Could be Issued Non-Voting                Non-Voting
3   That the Following Measures to be Implemented by
    the Company in the Event of Expected Inability to
    Repay Principals and Interest of the Domestic
    Corporate Bonds As Scheduled Or the Company is
    Unable to Repay the Principals Or Interests of the
    Domestic Corporate Bonds As They Become Due be and
    are Hereby Approved: (i) No Dividends Will be
    Distributed to Shareholders; (ii) Suspend Capital
    Expenditure, Such As Major External Investments,
    Acquisitions and Mergers; (iii) Salary and Bonus of
    Directors and Senior Management of the Company Will


340





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    be Reduced Or Suspended; and (iv) No Key Officers
    Will be Allowed to Leave Office                     Management  For           Voted - For
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411264.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411278.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors (the "board") for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Report of the Auditors for the
    Year Ended 31 December 2013                         Management  For           Voted - For
4   To Consider and Declare A Final Dividend for the
    Year Ended 31 December 2013 of Rmb0.5 Per Share     Management  For           Voted - For
5   To Consider and Re-appoint PricewaterhouseCoopers
    As Auditors of the Company, and to Authorize the
    Board to Fix the Remuneration of the Auditors       Management  For           Voted - For
6   To Authorize the Board to Decide on Matters
    Relating to the Payment of Interim Dividend for the
    Six Months Ended 30 June 2014                       Management  For           Voted - For
7.a To Consider and Re-elect the Following Retiring
    Director As Director, and Authorize the Board to
    Fix the Remuneration of the Director: Ms. Li Helen
    As the Company's Non- Executive Director            Management  For           Voted - For
7.b To Consider and Re-elect the Following Retiring
    Director As Director, and Authorize the Board to
    Fix the Remuneration of the Director: Mr. Huang
    Kaiwen As the Company's Independent Non-executive
    Director                                            Management  For           Voted - For
7.c To Consider and Re-elect the Following Retiring
    Director As Director, and Authorize the Board to
    Fix the Remuneration of the Director: Mr. Lai Ming
    Joseph As the Company's Independent Non-executive
    Director                                            Management  For           Voted - For
8   To Consider and Approve the Company to Extend
    Guarantee Up to an Amount of Rmb30 Billion in
    Aggregate on Behalf of the Company's Subsidiaries
    Under Any of the Following Circumstances: (a) Total
    External Guarantees (including Guarantees to
    Subsidiaries) of the Company and Its Subsidiaries
    Exceed 50% of the Latest Audited Net Assets Value;
    (b) Total External Guarantees (including Guarantees
    to Subsidiaries) of the Company Exceed 30% of the


341





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Latest Audited Total Assets Value; (c) the Debt to
    Asset Ratio of the Subsidiary for Which Guarantee
    is to be Provided is Over 70%; Or (d) the Guarantee
    to be Provided to A Subsidiary Exceed 10% of the
    Company's Latest Audited Net Assets Value.
    Guarantees Extended Will Have to be Confirmed at
    the Next Annual General Meeting                     Management  For           Voted - Against
9   To Consider and Approve the Guarantees Extended in
    2013 Pursuant to the Special Resolution No. 9 of
    2012 Annual General Meeting                         Management  For           Voted - For
10  To Grant an Unconditional and General Mandate to
    the Board to Issue, Allot and Deal in Additional
    Shares in the Capital of the Company and to
    Authorize the Board to Execute All Such Relevant
    Documents and to Make the Necessary Amendments to
    the Articles of Association As the Board Thinks Fit Management  For           Voted - Against
11  To Consider and Approve the Proposed Amendments to
    the Article of Association of the Company           Management  For           Voted - For
HAITONG SECURITIES CO LTD
CUSIP: Y2988F101
Meeting Date: 27-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    315965 Due to Addition Of-resolution O.8. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2014/0411/ltn-201404111354.pdf;
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/lt-n201404111350.pdf;
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/l-tn201404291687.pdf;
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/-ltn201404291681.pdf                    Non-Voting                Non-Voting
O.1 To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
O.2 To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
O.3 To Consider and Approve the Annual Report of the
    Company for the Year 2013                           Management  For           Voted - For
O.4 To Consider and Approve the Final Accounts Report
    of the Company for the Year 2013                    Management  For           Voted - For
O.5 To Consider and Approve the Profit Distribution
    Proposal of the Company for the Year 2013           Management  For           Voted - For
O.6 To Consider and Approve the Renewal of Engagement
    of A Share Auditing Firm and H Share Auditing Firm
    for the Year 2014                                   Management  For           Voted - For


342





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.7 To Consider and Approve the Proposal Regarding
    Investment Asset Allocation of Equity, Fixed Income
    Securities and Derivative Products of the Company
    for the Year 2014                                    Management  For           Voted - For
O.8 To Consider and Approve the Proposed Appointment of
    Mr. Qu Qiuping As the Executive Director of the
    Company                                              Management  For           Voted - For
S.1 To Consider and Approve the Proposal Regarding the
    Scale of Financing Business for Customers of the
    Company                                              Management  For           Voted - For
S.2 To Consider and Approve the Grant of General
    Mandate to Authorize, Allot Or Issue A Shares
    And/or H Shares                                      Management  For           Voted - Against
S.3 To Consider and Approve the Adoption of Share
    Option Incentive Scheme                              Management  For           Voted - For
S.4 To Consider and Approve the Proposed Conduct of
    Option Related Business                              Management  For           Voted - For
HOPSON DEVELOPMENT HOLDINGS LTD, HAMILTON
CUSIP: G4600H101
Meeting Date: 13-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417069.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417067.pdf                       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and Auditors for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2.a To Re-elect Mr. Chu Mang Yee As an Executive
    Director of the Company (the ''director'')           Management  For           Voted - Against
2.b To Re-elect Mr. Au Wai Kin As an Executive Director  Management  For           Voted - Against
2.c To Re-elect Mr. Liao Ruo Qing As an Executive
    Director                                             Management  For           Voted - Against
2.d To Re-elect Mr. Xie Bao Xin As an Executive Director Management  For           Voted - Against
2.e To Authorise the Board of Directors (the ''board'')
    to Fix the Remuneration of the Directors             Management  For           Voted - For
3   To Re-appoint PricewaterhouseCoopers As Auditors
    and to Authorise the Board to Fix Their Remuneration Management  For           Voted - For
4.a To Grant A General Mandate to the Directors to
    Allot Shares                                         Management  For           Voted - Against
4.b To Grant A General Mandate to the Directors to
    Repurchase the Company's Own Shares                  Management  For           Voted - For
4.c To Add the Nominal Amount of the Shares Repurchased
    Under Resolution 4.b. to the Mandate Granted to the
    Directors Under Resolution 4.a                       Management  For           Voted - Against


343


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD, BEIJI
CUSIP: Y3990B112
Meeting Date: 10-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0725/ltn20130725134.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0725/ltn20130725190.pdf                         Non-Voting                Non-Voting
1   To Consider and Approve the Payment of Remuneration
    to Directors and Supervisors of the Bank for 2012    Management  For           Voted - For
2   To Consider and Approve the Election Mr. Yi Xiqun
    As an Independent Non-executive Director of the Bank Management  For           Voted - For
3   To Consider and Approve the Election Mr. Fu
    Zhongjun As A Non-executive Director of the Bank     Management  For           Voted - For
Meeting Date: 15-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0226/ltn20140226318.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0226/ltn20140226289.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Election of Mr. Zhang
    Hongli As an Executive Director of the Bank          Management  For           Voted - For
2   To Consider and Approve the Fixed Assets Investment
    Budget for 2014 of the Bank                          Management  For           Voted - For
    27 Feb 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151065.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151101.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the 2013 Work Report of the
    Board of Directors of the Bank                       Management  For           Voted - For
2   To Consider and Approve the 2013 Work Report of the
    Board of Supervisors of the Bank                     Management  For           Voted - For
3   To Consider and Approve the Election of Mr. Zhao
    Lin As A Shareholder Supervisor of the Bank          Management  For           Voted - For
4   To Consider and Approve the Bank's 2013 Audited
    Accounts                                             Management  For           Voted - For


344





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Consider and Approve the Bank's 2013 Profit
    Distribution Plan                                   Management  For           Voted - For
6   To Consider and Approve the Proposal on the
    Engagement of Accounting Firm for 2014              Management  For           Voted - For
    22 May 2014: Please Note That This is A Revision
    Due to Change in Split Voting-conditions. If You
    Have Already Sent in Your Votes, Please Do Not Vote
    Again-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
KWG PROPERTY HOLDING LTD
CUSIP: G53224104
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn20140404017.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0404/ltn20140404013.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements and the Report of the
    Directors and the Auditors' Report of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
2   To Declare A Final Scrip Dividend (with A Cash
    Option) of Rmb29 Cents Per Share                    Management  For           Voted - For
3.a To Re-elect Mr. Kong Jian Min As an Executive
    Director of the Company                             Management  For           Voted - Against
3.b To Re-elect Mr. Kong Jian Tao As an Executive
    Director of the Company                             Management  For           Voted - Against
3.c To Re-elect Mr. Tsui Kam Tim As an Executive
    Director of the Company                             Management  For           Voted - Against
3.d To Re-elect Mr. He Wei Zhi As an Executive Director
    of the Company                                      Management  For           Voted - Against
3.e To Authorise the Board of Directors of the Company
    to Fix the Directors' Fee                           Management  For           Voted - For
4   To Re-appoint Ernst & Young As Auditors of the
    Company and to Authorise the Board of Directors of
    the Company to Fix Their Remuneration               Management  For           Voted - For
5   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue Or Deal with Shares of the
    Company Not Exceeding 20% of the Aggregate Nominal
    Amount of the Issued Share Capital of the Company
    As at the Date of Passing This Resolution           Management  For           Voted - Against
6   To Grant A General Mandate to the Directors of the
    Company to Repurchase Shares of the Company Not
    Exceeding 10% of the Nominal Amount of the Issued
    Share Capital of the Company As at the Date of
    Passing This Resolution                             Management  For           Voted - For


345





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Extend the General Mandate to Issue Shares of
    the Company Under Resolution 5 by Adding the
    Nominal Amount of the Shares Repurchased Under
    Resolution 6                                        Management  For           Voted - Against
LONGFOR PROPERTIES CO LTD
CUSIP: G5635P109
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417366.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417364.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Report of the
    Directors and the Independent Auditors' Report for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Declare A Final Dividend of Rmb0.228 Per Share
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3.1 To Re-elect Mr. Feng Jinyi As Director              Management  For           Voted - For
3.2 To Re-elect Mr. Chan Chi On, Derek As Director      Management  For           Voted - For
3.3 To Re-elect Mr. Xiang Bing As Director              Management  For           Voted - For
3.4 To Authorise the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
4   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    and to Authorise the Board of Directors to Fix the
    Auditors' Remuneration                              Management  For           Voted - For
5   To Give A General Mandate to the Directors to Issue
    New Shares of the Company (ordinary Resolution No.
    5 of the Notice of Agm)                             Management  For           Voted - Against
6   To Give A General Mandate to the Directors to
    Repurchase Shares of the Company (ordinary
    Resolution No. 6 of the Notice of Agm)              Management  For           Voted - For
7   To Extend the General Mandate to be Given to the
    Directors to Issue Shares (ordinary Resolution No.
    7 of the Notice of Agm)                             Management  For           Voted - Against
NEW CHINA LIFE INSURANCE CO LTD, BEIJING
CUSIP: Y625A4115
Meeting Date: 23-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107315.pdf-and-


346





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1107/ltn20131107272.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Proposal on Amendment
    to the Plan on Asset Management Authorisation of
    the General Meeting to the Board of Directors        Management  For           Voted - For
2   To Consider and Approve the Proposal on Amendment
    to the Administrative Measures on Related Party
    Transactions                                         Management  For           Voted - For
3   To Consider and Approve the Proposal on the
    Contemplated Continuing Related Party Transactions
    in Respect of Entrusted Funds Utilisation of the
    Company                                              Management  For           Abstain
4   To Consider and Approve the Proposal on Amendment
    to the Rules of Procedure for the Board of Directors Management  For           Voted - For
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    303073 Due to Addition Of-resolutions "14.1 to 14.3
    and 15". All Votes Received on the Previous
    Meeting-will be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Th-ank You.       Non-Voting                Non-Voting
    02 May 2014: Please Note That the Company Notice
    and Proxy Form are Available-by Clicking on the Url
    Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/-2014/0429/ltn201404291130.pdf and
    Http://www.hkexnews.hk/listedco/listconews/s-
    Ehk/2014/0429/ltn201404291071.pdf and
    Http://www.hkexnews.hk/listedco/listcone-
    Ws/sehk/2014/0404/ltn201404041292.pdf                Non-Voting                Non-Voting
1   To Consider and Approve the Proposal on the Report
    of the Board for the Year 2013                       Management  For           Voted - For
2   To Consider and Approve the Proposal on the Report
    of the Board of Supervisors for the Year 2013        Management  For           Voted - For
3   To Consider and Approve the Proposal on the Annual
    Report and Its Summary for the Year 2013             Management  For           Voted - For
4   To Consider and Approve the Proposal on the Final
    Accounting for the Year 2013                         Management  For           Voted - For
5   To Consider and Approve the Proposal on the Profit
    Distribution Plan for the Year 2013                  Management  For           Voted - For
6   To Consider and Approve the Proposal on the
    Appointment of Accounting Firms for the Year 2014    Management  For           Voted - For
7   To Consider and Approve the Proposal on the Report
    of Performance of the Directors for the Year 2013    Management  For           Voted - For
8   To Consider and Approve the Proposal on the Report
    of Performance of the Independent Non-executive
    Directors for the Year 2013                          Management  For           Voted - For
9   To Consider and Approve the Proposal on the
    Contemplated Continuing Related Party Transactions
    in Respect of Entrusted Funds Utilisation of the
    Company                                              Management  For           Voted - For
10  To Consider and Approve the Proposal on the
    2014-2016 Development Plan of the Company            Management  For           Voted - For


347





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
11   To Consider and Approve the Proposal on the Plan of
     Issuing Debt Financing Instruments for the Year 2014 Management  For           Voted - For
12   To Consider and Approve the Proposal on the General
     Mandate to the Board to Issue New Shares             Management  For           Voted - Against
13   To Consider and Approve the Proposal on the Plan of
     Issuing Subordinated Term Debts for the Year 2014    Management  For           Voted - For
14.1 To Elect Mr. Wu Kunzong As A Non- Executive
     Director of the Fifth Session of the Board           Management  For           Voted - For
14.2 To Elect Mr. John Robert Dacey As A Non-executive
     Director of the Fifth Session of the Board           Management  For           Voted - For
14.3 To Elect Mr. Liu Lefei As A Non- Executive Director
     of the Fifth Session of the Board                    Management  For           Voted - For
15   To Consider and Approve the Proposal on the
     Election of Mr. Wang Chengran As A Shareholder
     Representative Supervisor for the Fifth Session of
     the Board of Supervisors                             Management  For           Voted - Against
     02 May 2014: Please Note That This is A Revision
     Due to Modification to Text O-f Comment. If You
     Have Already Sent in Your Votes for Mid: 329148
     Please Do No-t Vote Again Unless You Decide to
     Amend Your Original Instructions. Thank You.         Non-Voting                Non-Voting
PICC PROPERTY AND CASUALTY COMPANY LTD
CUSIP: Y6975Z103
Meeting Date: 06-Nov-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1".
     Thank You.                                           Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0913/ltn20130913378.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0913/ltn20130913368.pdf                         Non-Voting                Non-Voting
1    To Consider and Approve the Appointment of Mr. Wang
     Yueshu As A Supervisor of the Company for A Term of
     Three Years Commencing Immediately After the
     Conclusion of the Egm and Expiring on 5 November
     2016                                                 Management  For           Voted - Against
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
     28 Nov 2013: Please Note That Shareholders are
     Allowed to Vote 'in Favor' Or '-against' for
     Resolution "1", Abstain is Not A Voting Option on
     This Meeting. T-hank You.                            Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1108/ltn20131108265.pdf-and-


348





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108255.pdf                        Non-Voting                Non-Voting
1   To Consider and Appoint Deloitte Touche Tohmatsu in
    Hong Kong As the International Auditors of the
    Company and Appoint Deloitte Touche Tohmatsu
    Certified Public Accountants LLP As the Domestic
    Auditors of the Company to Hold Office Until the
    Conclusion of the Next Annual General Meeting, and
    to Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
    28 Nov 2013: Please Note That This is A Revision
    Due to Modification in Commen-t. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy For-m Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 15-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0225/ltn20140225240.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0225/ltn20140225238.pdf                      Non-Voting                Non-Voting
1   To Approve the Issue of A 10-year Subordinated Term
    Debts with an Aggregate Principal Amount of Not
    Exceeding Rmb11 Billion by the Company, and to
    Authorise the Board of Directors to Determine the
    Terms and Conditions and Other Relevant Matters of
    Such Issue, and Do All Such Acts and Things Or
    Execute All Such Documents As It May in Its Opinion
    Consider Necessary, Appropriate Or Expedient for
    the Purpose of Effecting Or Otherwise in Connection
    with Such Issue Or Any Matter Incidental Thereto    Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424495.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424522.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for 2013                   Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for 2013       Management  For           Voted - For


349





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider and Approve the Audited Financial
    Statements and the Auditor's Report of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year Ended 31 December
    2013                                                Management  For           Voted - For
5   To Consider and Approve Directors' Fees for 2014    Management  For           Voted - For
6   To Consider and Approve Supervisors' Fees for 2014  Management  For           Voted - For
7   To Consider and Re-appoint Deloitte Touche Tohmatsu
    As the International Auditor of the Company and
    Re-appoint Deloitte Touche Tohmatsu Certified
    Public Accountants LLP As the Domestic Auditor of
    the Company to Hold Office Until the Conclusion of
    the Next Annual General Meeting, and to Authorise
    the Board of Directors to Fix Their Remuneration    Management  For           Voted - For
8   To Grant A General Mandate to the Board of
    Directors to Separately Or Concurrently Issue,
    Allot Or Deal with Additional Domestic Shares and H
    Shares in the Company Not Exceeding 20% of Each of
    the Aggregate Nominal Amount of the Domestic Shares
    and H Shares of the Company in Issue Within 12
    Months from the Date on Which Shareholders'
    Approval is Obtained, and to Authorise the Board of
    Directors to Increase The                           Management  For           Voted - Against
    Registered Capital of the Company and Make
    Corresponding Amendments to the Articles of
    Association of the Company As It Thinks Fit So As
    to Reflect the New Capital Structure Upon the
    Issuance Or Allotment of Shares                                               Non-Voting
PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD
CUSIP: Y69790106
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0327/ltn201403271193.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0327/ltn201403271177.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    Ended December 31, 2013                             Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company (the
    "supervisory Committee") for the Year Ended
    December 31, 2013                                   Management  For           Voted - For
3   To Consider and Approve the Annual Report and Its
    Summary of the Company for the Year Ended December
    31, 2013                                            Management  For           Voted - For
4   To Consider and Approve the Report of the Auditors
    and the Audited Financial Statements of the Company
    for the Year Ended December 31, 2013                Management  For           Voted - For


350





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
5   To Consider and Approve the Profit Distribution
    Plan for the Year Ended December 31, 2013 and the
    Proposed Distribution of Final Dividends            Management   For           Voted - For
6   To Consider and Approve the Re-appointment of
    PricewaterhouseCoopers Zhong Tian LLP As the Prc
    Auditor and PricewaterhouseCoopers As the
    International Auditor of the Company to Hold Office
    Until the Conclusion of the Next Annual General
    Meeting and to Authorize the Board to Fix Their
    Remuneration                                        Management   For           Voted - For
7   To Consider and Approve the Appointment of Ms. Cai
    Fangfang As an Executive Director of the Company to
    Hold Office Until the Expiry of the Term of the 9th
    Session of the Board                                Management   For           Voted - For
8   To Consider and Approve the Adjustment of Basic
    Remuneration of the Independent Supervisors of the
    Company                                             Management   For           Voted - For
9   To Consider and Approve the Grant of A General
    Mandate to the Board to Issue, Allot and Deal with
    Additional H Shares Not Exceeding 20% of the H
    Shares of the Company in Issue and Authorize the
    Board to Make Corresponding Amendments to the
    Articles of Association of the Company As It Thinks
    Fit So As to Reflect the New Capital Structure Upon
    the Allotment Or Issuance of H Shares               Management   For           Voted - Against
POLY PROPERTY GROUP CO LTD
CUSIP: Y7064G105
Meeting Date: 18-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1202/ltn-201312021182.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1202-/ltn201312021189.pdf                    Non-Voting                 Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated T-he Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting
1   (a) to Approve, Ratify and Confirm the New
    Financial Framework Agreement (as Defined in the
    Circular of the Company Dated 3 December 2013 (the
    "circular") and the Transactions Contemplated
    Thereunder. (b) to Approve the Proposed Annual Caps
    in Relation to the Deposits and the Secured Loan
    Financing for Each of the Three Years Ending on 31
    December 2016 (as Set Out in the Circular)          Management   For           Voted - Against
Meeting Date: 28-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated T-he Same As A "take No
    Action" Vote.                                       Non-Voting                 Non-Voting


351





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn-201404241132.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424-/ltn201404241143.pdf                    Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Financial
    Statements and the Reports of the Directors and
    Auditor for the Year Ended 31st December, 2013      Management  For           Voted - For
2   To Approve and Declare A Final Dividend for the
    Year Ended 31st December, 2013                      Management  For           Voted - For
3.A To Re-elect Mr. Wang Xu As A Director               Management  For           Voted - For
3.B To Re-elect Mr. Ip Chun Chung, Robert As A Director Management  For           Voted - For
3.C To Re-elect Ms. Leung Sau Fan, Sylvia As A Director Management  For           Voted - For
3.D To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                       Management  For           Voted - For
4   To Appoint Shu Lun Pan Union (hk) Cpa Limited As
    Auditor and to Authorise the Board of Directors to
    Fix Their Remuneration                              Management  For           Voted - For
5.A To Grant A General Mandate to the Directors to
    Issue and Allot Additional Shares Not Exceeding 20%
    of the Aggregate of the Share Capital of the
    Company in Issue As at the Date of This Resolution  Management  For           Voted - Against
5.B To Grant A General Mandate to the Directors to
    Repurchase Shares in the Capital of the Company Not
    Exceeding 10% of the Aggregate Amount of the Share
    Capital of the Company in Issue As at the Date of
    This Resolution                                     Management  For           Voted - For
5.C To Extend the General Mandate Granted to the
    Directors Under Resolution No. 5(a) by Adding the
    Amount of the Share Capital Repurchased by the
    Company Under Resolution 5(b)                       Management  For           Voted - Against
6   To Adopt the New Share Option Scheme of the Company Management  For           Voted - For
SHENZHEN INVESTMENT LTD
CUSIP: Y7743P120
Meeting Date: 29-May-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511043.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0511/ltn20140511045.pdf                      Non-Voting                Non-Voting
1   Subject to the Passing of the Ordinary Resolutions
    Nos. 2 and 3 Set Out in the Notice, to Approve,
    Confirm and Ratify the Acquisition Agreement and
    the Supplemental Acquisition Agreement to
    Supplement and Amend the Acquisition Agreement, and


352





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    All Transactions Contemplated Under Each of Them
    and in Connection with Each of Them; and to Approve
    the Allotment and Issue to the Vendor of
    1,061,538,935 Consideration Shares Credited As
    Fully Paid-up at the Issue Price of Hkd 3.276 Per
    Consideration Share, As Part of the Consideration
    for the Acquisition                                 Management  For           Voted - For
2   Subject to the Passing of the Ordinary Resolutions
    Nos. 1 and 3 Set Out in the Notice, to Approve,
    Confirm and Ratify the Agricultural Land
    Entrustment Agreement, and the Transactions
    Contemplated Thereunder; and to Approve the Al
    Entrustment Annual Caps                             Management  For           Voted - For
3   Subject to the Passing of the Ordinary Resolutions
    Nos. 1 and 2 Set Out in the Notice, to Approve,
    Confirm and Ratify the Nongke Flora Market
    Entrustment Agreement, and the Transactions
    Contemplated Thereunder; and to Approve the Nfm
    Entrustment Annual Caps                             Management  For           Voted - For
4   To Re-elect Mr. Gao Shengyuan As A Director of the
    Company                                             Management  For           Voted - Against
5   To Re-elect Dr. Wong Yau Kar, David As A Director
    of the Company                                      Management  For           Voted - For
Meeting Date: 19-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    305889 Due to Deletion Of-resolutions 3 and 4. All
    Votes Received on the Previous Meeting Will be
    Disreg-arded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated T-he Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:
    Https://materials.proxyvote.com/approved/99999
    Z/19840101/nps-_205549.pdf
    Https://materials.proxyvote.com/approved/99999
    Z/19840101/nps_2055-46.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140-512541.pdf                     Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements, the Report of the Directors and the
    Independent Auditors' Report for the Year Ended
    31st December, 2013                                 Management  For           Voted - For
2   To Declare A Final Dividend of Hk12.00 Cents Per
    Share for the Year Ended 31st December, 2013 (with
    Scrip Option)                                       Management  For           Voted - For
5   To Re-elect Mr. Lu Hua As Director                  Management  For           Voted - Against
6   To Re-elect Mr. Mou Yong As Director                Management  For           Voted - Against
7   To Re-elect Mr. Huang Yige As Director              Management  For           Voted - Against
8   To Authorize the Board of Directors to Fix the
    Remuneration of the Directors                       Management  For           Voted - For


353





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9    To Re-appoint Ernst & Young As Auditors and
     Authorise the Board of Directors to Fix Their
     Remuneration                                        Management  For           Voted - For
10   To Grant A General Mandate to the Directors to Buy
     Back Shares Not Exceeding 10% of the Issued Shares  Management  For           Voted - For
11   To Grant A General Mandate to the Directors to
     Issue New Shares Not Exceeding 20% of the Issued
     Shares                                              Management  For           Voted - Against
12   To Extend the General Mandate Granted to the
     Directors to Issue New Shares by Adding to the
     Number of Shares Bought Back by the Company         Management  For           Voted - Against
13   To Approve the Refreshment of the 10% Limit Under
     the Share Option Scheme of the Company              Management  For           Voted - For
SHIMAO PROPERTY HOLDINGS LIMITED
CUSIP: G81043104
Meeting Date: 23-Jun-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0428/ltn201404281148.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0428/ltn201404281196.pdf                     Non-Voting                Non-Voting
1    To Receive and Adopt the Audited Consolidated
     Financial Statements Together with the Reports of
     the Directors and the Auditor of the Company for
     the Year Ended 31 December 2013                     Management  For           Voted - For
2    To Declare the Final Dividend for the Year Ended 31
     December 2013                                       Management  For           Voted - For
3i   To Re-elect Mr. Hui Sai Tan, Jason As an Executive
     Director of the Company                             Management  For           Voted - Against
3ii  To Re-elect Mr. Xu Younong As an Executive Director
     of the Company                                      Management  For           Voted - Against
3iii To Re-elect Ms. Kan Lai Kuen, Alice As an
     Independent Non-executive Director of the Company   Management  For           Voted - For
3iv  To Authorise the Board of Directors to Fix the
     Remuneration of Directors                           Management  For           Voted - For
4    To Re-appoint PricewaterhouseCoopers As Auditor of
     the Company and to Authorise the Board of Directors
     of the Company to Fix Their Remuneration            Management  For           Voted - Against
5    To Grant A General Mandate to the Directors of the
     Company to Issue Shares in the Company              Management  For           Voted - Against
6    To Grant A General Mandate to the Directors of the
     Company to Repurchase Shares in the Company         Management  For           Voted - For
7    To Extend the General Mandate Granted to the
     Directors of the Company to Issue Shares by Adding
     the Number of Shares Repurchased                    Management  For           Voted - Against


354





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SHUI ON LAND LTD
CUSIP: G81151113
Meeting Date: 23-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1129/ltn20131129277.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1129/ltn20131129267.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   That: (a) the Investment by Bsrep Cxtd Holdings
    L.p. ("brookfield") of Usd 471 Million Into China
    Xintiandi Holding Company Limited ("china
    Xintiandi") in Consideration for Convertible
    Perpetual Securities to be Issued by China
    Xintiandi ("convertible Perpetual Securities") in
    an Aggregate Principal Amount of Usd 500 Million
    and Usd 29 Million Into the Company in
    Consideration for 415 Million Warrants to be Issued
    by the Company ("warrants") Exercisable for 415
    Million Shares of Usd 0.0025 Each in the Capital of
    the Company ("company Shares") (subject to
    Adjustment), Pursuant to and in Accordance with the
    Terms and Conditions of the Investment Agreement
    Entered Into By, Inter Alia, the Company, China
    Xintiandi and Brookfield on 31 October 2013 (as
    Amended and Restated on 27 November 2013) (the
    "investment Agreement"); (bcontd                    Management  For           Voted - For
    Contd ) the Right of Brookfield, Pursuant to A
    Securityholders Deed to Be-entered Into By, Inter
    Alia, the Company, China Xintiandi and Brookfield
    Upon-the Issue of the Convertible Perpetual
    Securities and Warrants As- Contemplated by
    Resolution 1(a) Above (the "securityholders Deed"),
    to Invest-up to A Further Usd 250 Million Into
    China Xintiandi and the Company In-consideration
    for Additional Convertible Perpetual Securities in
    an Aggregate- Principal Amount Up to Usd 250
    Million to be Issued by China Xintiandi and Up-to
    27.35 Million Warrants Exercisable Into Up to 27.35
    Million Company Shares-(subject to Adjustment) to
    be Issued by the Company (with the Number Of-
    Warrants to be Determined Pro Rata to the Principal
    Amount Invested By-brookfield); and (c) the
    Transactions Contemplated Under (i) the
    Investment-agreement, (contd                        Non-Voting                Non-Voting
    Contd II) the Securityholders Deed and (iii) the
    Exchange Agreement to Be-entered Into by the
    Company and Brookfield Upon the Issue of the
    Convertible-perpetual Securities and Warrants As
    Contemplated by Resolution 1(a) Above-setting Out,


355





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Amongst Other Things, Brookfield's Right to
    Exchange Convertible-perpetual Securities Into
    Company Shares (the "exchange Agreement"),
    In-relation Thereto, Contemplated Thereunder Or in
    Connection Therewith, be And-are Hereby Approved,
    Ratified and Confirmed                              Non-Voting                Non-Voting
2   That Subject to the Passing of Resolution 1, (a)
    the Specific Mandate to Issue to Brookfield Up to
    442,350,000 Warrants Each to Subscribe for One
    Company Share (subject to Adjustment) be and is
    Hereby Approved and Confirmed; and (b) the Specific
    Mandate to Issue to Brookfield Company Shares to
    Allow It to Exchange the Convertible Perpetual
    Securities It Holds (issued Pursuant to Resolution
    1(a) And/or 1(b) Above) Into Company Shares
    Pursuant to the Terms of the Exchange Agreement
    And/or the Securityholders Deed at the Exchange
    Price Per Share of Hkd 3.25 (subject to Adjustment)
    be and is Hereby Approved and Confirmed             Management  For           Voted - For
3   That the Board be and is Hereby Authorised for and
    on Behalf of the Company to Execute All Such
    Documents and Agreements and Do Such Acts Or Things
    As They May in Their Absolute Discretion Consider
    to be Necessary, Desirable Or Expedient to
    Implement Or Give Effect to Or in Connection with
    Or Incidental to the Resolutions Contemplated Above
    and the Transactions Contemplated by the Investment
    Agreement, the Securityholders Deed and the
    Exchange Agreement and to Agree to Such Variation,
    Amendment Or Waiver As Are, in the Absolute Opinion
    of the Board, in the Interests of the Company       Management  For           Voted - For
    03 Dec 2013: Please Note That This is A Revision
    Due to Change in Record Date-from 20 Dec 2013 to 19
    Dec 2013. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411260.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411292.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Financial Statements
    and the Reports of the Directors and Auditor for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Mr. Vincent H. S. Lo As Director        Management  For           Voted - For


356





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.b To Re-elect Sir John R. H. Bond As Director         Management  For           Voted - For
3.c To Re-elect Dr. William K. L. Fung As Director      Management  For           Voted - For
3.d To Re-elect Mr. Philip K. T. Wong As Director       Management  For           Voted - For
3.e To Authorize the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
4   To Re-appoint Auditor and to Authorize the Board of
    Directors to Fix Their Remuneration                 Management  For           Voted - Against
5.A To Grant A General Mandate to the Directors to
    Issue and Allot Additional Shares of the Company
    Not Exceeding 10% of the Aggregate Nominal Amount
    of the Issued Share Capital of the Company at the
    Date of Passing This Resolution                     Management  For           Voted - Against
5.B To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company Not Exceeding 10%
    of the Aggregate Nominal Amount of the Issued Share
    Capital of the Company at the Date of Passing This
    Resolution                                          Management  For           Voted - For
5.C To Extend the General Mandate Granted to the
    Directors to Issue Shares Under Resolution No. 5(a)
    by the Number of Shares Repurchased Under
    Resolution No. 5(b)                                 Management  For           Voted - Against
SINO-OCEAN LAND HOLDINGS LTD
CUSIP: Y8002N103
Meeting Date: 19-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1027/ltn20131027015.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1027/ltn20131027011.pdf                        Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
1   To Consider and Approve the Subscription Agreement
    Dated 27 September 2013 and Entered Into Between
    the Company and China Life Insurance Company
    Limited (as Specified) ("china Life") in Connection
    with the Subscription of 635,941,967 Shares of Hkd
    0.80 Each in the Issued Share Capital of the
    Company by China Life and Authorize the Board of
    Directors of the Company to Do Such Acts and Things
    Necessary in Connection Therewith                   Management  For           Voted - For
2   To Consider and Approve the Subscription Agreement
    Dated 27 September 2013 and Entered Into Between
    the Company and Spring Glory Investment Limited
    ("spring Glory") in Connection with the
    Subscription of 686,611,211 Shares of Hkd 0.80 Each
    in the Issued Share Capital of the Company by
    Spring Glory and to Authorize the Board of
    Directors of the Company to Do Such Acts and Things
    Necessary in Connection Therewith                   Management  For           Voted - For


357





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider and Approve the Master Acquisition
    Agreement Dated 27 September 2013 and Entered Into
    Between Fame Gain Holdings Limited and Nan Fung
    Investment China Holdings Limited in Connection
    with the Proposed Transfer of A 20% Interests in A
    Commercial Property Development Project Located on
    the Land with A Site Area of Approximately 11,000
    Square Metres Located at Plot Z6, Guanghua Road,
    Chaoyang District, Beijing, the Prc and an
    Approximately 10% Interests in A Residential
    Property Development Project Located on the Land
    with A Site Area of Approximately 749,000 Square
    Metres Located at Plots A, B, C and E, Ocean
    Diamond Bay, East of Gongxing Street and Dongbei
    Road, South of Dongfang Road, Ganjingzi District,
    Dalian, Liaoning Province, the Prc and to Authorize
    the Board of Directors of the Company to Do Such
    Acts and Things Necessary in Connection Therewith   Management  For           Voted - For
Meeting Date: 09-May-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn201404031392.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn201404031388.pdf                     Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and the Auditors for the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Declare A Final Dividend (together with A Scrip
    Alternative) for the Year Ended 31 December 2013    Management  For           Voted - For
3.A To Re-elect Mr. Li Ming As Executive Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - For
3.B To Re-elect Mr. Wen Haicheng As Executive Director
    and Authorise the Board of Directors of the Company
    to Fix His Remuneration                             Management  For           Voted - For
3.C To Re-elect Mr. Cheung Vincent Sai Sing As
    Non-executive Director and Authorise the Board of
    Directors of the Company to Fix His Remuneration    Management  For           Voted - For
3.D To Re-elect Mr. Han Xiaojing As Independent
    Non-executive Director and Authorise the Board of
    Directors of the Company to Fix His Remuneration    Management  For           Voted - For
3.E To Re-elect Mr. Zhao Kang As Independent
    Non-executive Director and Authorise the Board of
    Directors of the Company to Fix His Remuneration    Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditor of
    the Company and Authorise the Board of Directors of
    the Company to Fix Their Remuneration               Management  For           Voted - For


358





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.A Ordinary Resolution As Set Out in Item 5(a) of the
    Agm Notice (to Grant A General Mandate to the
    Directors to Issue Shares of the Company)           Management  For           Voted - Against
5.B Ordinary Resolution As Set Out in Item 5(b) of the
    Agm Notice (to Grant A General Mandate to the
    Directors to Repurchase Shares of the Company)      Management  For           Voted - For
5.C Ordinary Resolution As Set Out in Item 5(c) of the
    Agm Notice (to Extend the General Mandate to the
    Directors to Issue Shares of the Company)           Management  For           Voted - Against
6   To Approve the Adoption of the New Articles of
    Association of the Company in Substitution for and
    to the Exclusion of the Existing Memorandum of
    Association and Articles of Association of the
    Company with Immediate Effect, and to Authorise Any
    Director Or the Company Secretary of the Company to
    Do All Such Acts As He/she Deems Fit to Effect the
    Adoption of the New Articles of Association of the
    Company and to Make Registrations and Filings in
    Accordance with the Relevant Requirements of the
    Applicable Laws and Regulations in Hong Kong        Management  For           Voted - Against
SOHO CHINA LTD
CUSIP: G82600100
Meeting Date: 13-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408817.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408839.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Directors of the Company (the "directors")
    and the Auditors of the Company (the "auditors")
    for the Year Ended 31 December 2013                 Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3   To Re-elect Mrs. Pan Zhang Xin Marita As an
    Executive Director                                  Management  For           Voted - For
4   To Re-elect Ms. Yan Yan As an Executive Director    Management  For           Voted - For
5   To Authorise the Board of Directors of the Company
    (the "board") to Fix the Remuneration of the
    Directors                                           Management  For           Voted - For
6   To Re-appoint PricewaterhouseCoopers As Auditors
    and Authorise the Board to Fix Their Remuneration   Management  For           Voted - For
7.a To Give A General Mandate to the Directors to
    Allot, Issue and Deal with the Additional Shares
    Not Exceeding 20 Per Cent of the Issued Share
    Capital of the Company                              Management  For           Voted - Against


359





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.b To Give A General Mandate to the Directors to
    Repurchase Shares Not Exceeding 10 Per Cent of the
    Issued Share Capital of the Company                 Management  For           Voted - For
7.c To Extend the Authority Given to the Directors
    Pursuant to the Ordinary Resolution No. 7(a) to
    Issue Shares by Adding to the Issued Share Capital
    of the Company the Number of Shares Repurchased
    Under the Ordinary Resolution No. 7(b)              Management  For           Voted - Against
    10 Apr 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' for All
    Resolutions, Abstain is Not A Voting Option on This
    Meeting                                             Non-Voting                Non-Voting
    10 Apr 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                Non-Voting
SUNAC CHINA HOLDINGS LTD, GRAND CAYMAN
CUSIP: G8569A106
Meeting Date: 17-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0228/ltn20140228561.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0228/ltn20140228541.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting.     Non-Voting                Non-Voting
1   To Approve the Amendments of the Post-ipo Share
    Option Scheme                                       Management  For           Voted - For
2   To Approve the Amendments of the Terms of the
    Options Granted Pursuant to the Post-ipo Share
    Option Scheme                                       Management  For           Voted - For
Meeting Date: 19-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411688.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411662.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Directors and Auditors of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For


360





      GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
2     To Declare A Final Dividend for the Year Ended 31
      December 2013                                       Management  For           Voted - For
3.a.i To Re-elect the Following Person As Director of the
      Company: Mr. Sun Hongbin As Executive Director of
      the Company                                         Management  For           Voted - For
3a.ii To Re-elect the Following Person As Director of the
      Company: Mr. Wang Mengde As Executive Director of
      the Company                                         Management  For           Voted - For
3aiii To Re-elect the Following Person As Director of the
      Company: Mr. Li Shaozhong As Executive Director of
      the Company                                         Management  For           Voted - For
3a.iv To Re-elect the Following Person As Director of the
      Company: Mr. Chi Xun As Executive Director of the
      Company                                             Management  For           Voted - For
3.b   To Authorise the Board of Directors of the Company
      to Fix the Remuneration of the Directors of the
      Company                                             Management  For           Voted - For
4     To Re-appoint PricewaterhouseCoopers As Auditors of
      the Company and Authorise the Board of Directors of
      the Company to Fix Their Remuneration               Management  For           Voted - For
5.A   To Give A General Mandate to the Directors of the
      Company to Allot, Issue and Deal with Additional
      Shares of the Company ("shares") Shares, Not
      Exceeding 20% of the Issued Share Capital of the
      Company As at the Date of Passing Such Resolution   Management  For           Voted - Against
5.B   To Give A General Mandate to the Directors of the
      Company to Repurchase the Shares, Not Exceeding 10%
      of the Issued Share Capital of the Company, As at
      the Date of Passing Such Resolution                 Management  For           Voted - For
5.C   To Extend the General Mandate Granted to the
      Directors of the Company Pursuant to Ordinary
      Resolution No. 5(a) to Issue Additional Shares,
      Representing the Number of Shares Repurchased Under
      Ordinary Resolution No. 5(b)                        Management  For           Voted - Against
6     To Approve and Adopt the New Share Option Scheme of
      the Company, to Authorise the Board of Directors of
      the Company to Allot and Issue the Shares, Not
      Exceeding 5% of the Shares at the Date of Passing
      Such Resolution, Which May Fall to be Issued Upon
      the Exercise of Options to be Granted Under Such
      New Share Option Scheme and to Do All Such Actions
      and Things and Negotiate, Approve, Agree, Sign,
      Initial, Ratify And/or Execute on Behalf of the
      Company Any Other Letters, Notices,
      Acknowledgements, Consents, Waivers, Agreements Or
      Other Documents to Or in Which the Company is A
      Party Or is Otherwise Interested and All Other
      Documents As Such Director May Consider Necessary
      Or Desirable                                        Management  For           Voted - For


361


GLOBAL X CHINA FINANCIALS ETF




PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
THE PEOPLE'S INSURANCE COMPANY (GROUP) OF CHINA LT
CUSIP: Y6800A109
Meeting Date: 27-Dec-13    Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108365.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1108/ltn20131108344.pdf                        Non-Voting                   Non-Voting
1   To Consider and Approve the Amendments to the
    Articles of Association, to Authorize the Chairman
    of the Board of Directors and the Chairman of the
    Board of Supervisors, During the Course of Filing
    the Amendments to the Articles of Association for
    Approval, to Make Appropriate Amendments to the
    Content According to the Opinion of the Circ        Management     For           Voted - For
2   To Consider and Approve the Amendments to the
    Procedural Rules for the Shareholders General
    Meeting, to Authorize the Chairman of the Board of
    Directors to Make Appropriate Amendments According
    to the Final Version of the Articles of Association Management     For           Voted - For
3   To Consider and Approve the Amendments to the
    Procedural Rules for the Board of Directors
    Meeting, to Authorize the Chairman of the Board of
    Directors to Make Appropriate Amendments According
    to the Final Version of the Articles of Association Management     For           Voted - For
4   To Consider and Approve the Amendments to the
    Procedural Rules for the Board of Supervisors
    Meeting, to Authorize the Chairman of the Board of
    Directors and the Chairman of the Board of
    Supervisors to Make Appropriate Amendments
    According to the Final Version of the Articles of
    Association                                         Management     For           Voted - For
5   To Consider and Approve the Election of Mr. Wu Yan
    As an Executive Director of the Second Session of
    the Board of Directors                              Management     For           Voted - For
6   To Consider and Approve the Election of Mr. Wang
    Yincheng As an Executive Director of the Second
    Session of the Board of Directors                   Management     For           Voted - For
7   To Consider and Approve the Election of Ms. Zhuang
    Chaoying As an Executive Director of the Second
    Session of the Board of Directors                   Management     For           Voted - For
8   To Consider and Approve the Election of Mr. Zhou
    Liqun As an Executive Director of the Second
    Session of the Board of Directors                   Management     For           Voted - For
9   To Consider and Approve the Election of Mr. Yao
    Zhijiang As A Non-executive Director of the Second
    Session of the Board of Directors                   Management     For           Voted - For
10  To Consider and Approve the Election of Mr. Wang
    Qiao As A Non-executive Director of the Second
    Session of the Board of Directors                   Management     For           Voted - For


362





                        GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Consider and Approve the Election of Ms. Li
    Shiling As A Non-executive Director of the Second
    Session of the Board of Directors                   Management  For           Voted - For
12  To Consider and Approve the Election of Ms. Zhang
    Hanlin As A Non-executive Director of the Second
    Session of the Board of Directors                   Management  For           Voted - For
13  To Consider and Approve the Election of Mr. Ma
    Qiang As A Non-executive Director of the Second
    Session of the Board of Directors                   Management  For           Voted - For
14  To Consider and Approve the Election of Mr. Xiang
    Huaicheng As an Independent Non- Executive Director
    of the Second Session of the Board of Directors     Management  For           Voted - For
15  To Consider and Approve the Election of Mr. Lau Hon
    Chuen As an Independent Non-executive Director of
    the Second Session of the Board of Directors        Management  For           Voted - For
16  To Consider and Approve the Election of Mr. Du Jian
    As an Independent Non-executive Director of the
    Second Session of the Board of Directors            Management  For           Voted - For
17  To Consider and Approve the Election of Mr. Xu
    Dingbo As an Independent Non-executive Director of
    the Second Session of the Board of Directors        Management  For           Voted - For
18  To Consider and Approve the Election of Mr. Luk Kin
    Yu, Peter As an Independent Non-executive Director
    of the Second Session of the Board of Directors     Management  For           Voted - For
19  To Consider and Approve the Election of Mr. Lin Fan
    As A Supervisor Being A Representative of the
    Shareholders of the Second Session of the Board of
    Supervisors                                         Management  For           Voted - For
20  To Consider and Approve the Election of Mr. Xu
    Yongxian As A Supervisor Being A Representative of
    the Shareholders of the Second Session of the Board
    of Supervisors                                      Management  For           Voted - For
21  To Consider and Approve the Election of Mr. Yu Ning
    As an Independent Supervisor of the Second Session
    of the Board of Supervisors                         Management  For           Voted - For
22  To Consider and Approve the Proposed Remuneration
    Settlement Scheme for the Directors and Supervisors
    in 2012                                             Management  For           Voted - For
23  To Consider and Approve the Proposed Remuneration
    for the Independent Directors and Independent
    Supervisor                                          Management  For           Voted - For
24  To Consider and Approve the Appointment of Auditor
    for the 2013 Financial Reports                      Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509492.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509547.pdf                      Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors for
    the Year 2013                                       Management  For           Voted - For


363





                         GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
2     To Approve the Report of the Board of Supervisors
      for the Year 2013                                   Management  For           Voted - For
3     To Approve the Final Financial Accounts for the
      Year 2013                                           Management  For           Voted - For
4     To Approve the Profit Distribution Plan for the
      Year 2013                                           Management  For           Voted - For
5     To Consider and Approve the Investment Budget for
      Fixed Assets for the Year 2014                      Management  For           Voted - For
6     To Consider and Approve the Engagement of Auditor
      for 2014 Financial Report                           Management  For           Voted - For
7     To Approve the Grant of A General Mandate to the
      Board of Directors to Issue Shares                  Management  For           Voted - Against
YUEXIU PROPERTY CO LTD
CUSIP: Y9863Z102
Meeting Date: 29-May-14  Meeting Type: Annual General Meeting
      Please Note in the Hong Kong Market That A Vote of
      "abstain" Will be Treated-the Same As A "take No
      Action" Vote.                                       Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0428/ltn20140428269.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0427/ltn20140427077.pdf                      Non-Voting                Non-Voting
1     To Adopt the Audited Consolidated Financial
      Statements, the Reports of the Directors and
      Independent Auditor for the Year Ended 31 December
      2013                                                Management  For           Voted - For
2     To Declare A Final Dividend                         Management  For           Voted - For
3.i   To Re-elect Mr Zhu Chunxiu As A Director            Management  For           Voted - For
3.ii  To Re-elect Mr Tang Shouchun As A Director          Management  For           Voted - For
3.iii To Re-elect Mr Li Feng As A Director                Management  For           Voted - For
3.iv  To Re-elect Mr Ou Junming As A Director             Management  For           Voted - For
3.v   To Re-elect Mr Lau Hon Chuen Ambrose As A Director  Management  For           Voted - For
3.vi  To Authorise the Board to Fix Directors'
      Remuneration                                        Management  For           Voted - For
4     To Re-appoint PricewaterhouseCoopers As the Auditor
      of the Company and to Authorise the Board to Fix
      Their Remuneration                                  Management  For           Voted - For
5.a   To Give A General Mandate to the Directors to Buy
      Back Shares of the Company (ordinary Resolution No.
      5a of the Notice of the Meeting)                    Management  For           Voted - For
5.b   To Give A General Mandate to the Directors to Issue
      and Deal with Additional Shares in the Company
      (ordinary Resolution No. 5b of the Notice of the
      Meeting)                                            Management  For           Voted - Against
5.c   To Include the Total Number of Shares Bought Back
      by the Company to the Mandate Granted to the


364





    GLOBAL X CHINA FINANCIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Directors Under Resolution No. 5b (ordinary
    Resolution No. 5c of the Notice of the Meeting)     Management  For           Voted - Against
6   To Approve and Adopt the New Articles of
    Association (special Resolution No. 6 of the Notice
    of the Meeting)                                     Management  For           Voted - Against


365


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ANHUI CONCH CEMENT CO LTD
CUSIP: Y01373102
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410487.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410447.pdf                      Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Approve the Report of the Supervisory Committee
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Approve the Audited Financial Reports Prepared
    in Accordance with the Prc Accounting Standards and
    International Financial Reporting Standards
    Respectively for the Year Ended 31 December 2013    Management  For           Voted - For
4   To Elect and Appoint Mr. Wang Jianchao As an
    Executive Director of the Company                   Management  For           Voted - For
5   To Approve the Resolutions to Reappoint KPMG
    Huazhen Certified Public Accountants (special
    General Partnership) and KPMG Certified Public
    Accountants As the Prc and International
    (financial) Auditors of the Company Respectively,
    to Reappoint KPMG Huazhen Certified Public
    Accountants (special General Partnership) As the
    Internal Control Auditor of the Company, and to
    Authorise the Board to Determine the Remuneration
    of the Auditors in Accordance with the Audit Work
    Performed by the Auditors As Required by the
    Business and Scale of the Company                   Management  For           Voted - For
6   To Approve the Company's Profit Distribution
    Proposal for the Year 2013                          Management  For           Voted - For
7   To Approve the Amendments to the Articles of
    Association of the Company: Articles 98, 100(3)     Management  For           Voted - For
8   To Approve the Grant of A Mandate to the Board to
    Exercise the Power to Allot and Issue New Shares    Management  For           Voted - Against
AVICHINA INDUSTRY & TECHNOLOGY CO LTD
CUSIP: Y0485Q109
Meeting Date: 13-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh


366





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    K/2014/0415/ltn20140415462.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415416.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   The Resolution Relating to the Report of the Board
    of the Company for the Year Ended 31 December 2013  Management  For           Voted - For
2   The Resolution Relating to the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   The Resolution Relating to the Audited Financial
    Statements of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
4   The Resolution Relating to the Profit Distribution
    (including Distribution of 2013 Final Dividend) of
    the Company for the Year Ended 31 December 2013     Management  For           Voted - For
5   The Resolution Relating to the Appointment of
    PricewaterhouseCoopers and PricewaterhouseCoopers
    Zhong Tian LLP, As the International and Domestic
    Auditors of the Company for the Financial Year
    2014, Respectively and to Determine Their
    Remuneration                                        Management  For           Voted - For
6   The Resolution Relating to the Appointment of Mr.
    Liu Renhuai As an Independent Non-executive
    Director of the Company with A Term of Office
    Commencing from the Date on Which the Proposed
    Appointment Has Been Approved at the Agm Until the
    Date on Which the Resolution Relating to the
    Re-election of the Board Will be Considered at the
    Agm to be Convened in 2015, the Determination of
    His Remuneration As Rmb170,000 Per Annum (pre-tax),
    and the Grant of an Authorization to Any Executive
    Director of the Company to Sign the Relevant
    Service Contract on Behalf of the Company with Him  Management  For           Voted - For
7   The Resolution(s) to be Proposed at the Agm by
    Shareholders Holding 3% Or More of the Total Number
    of the Company's Shares Carrying Voting Rights, If
    Any, by Way of Ordinary Resolution(s)               Management  For           Voted - Against
8   The Resolution Relating to Granting the General
    Mandate to the Board to Issue New Shares            Management  For           Voted - Against
9   The Resolution(s) to be Proposed at the Agm by
    Shareholders Holding 3% Or More of the Total Number
    of the Company's Shares Carrying Voting Rights, If
    Any, by Way of Special Resolution(s)                Management  For           Voted - Against
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                Non-Voting


367





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BBMG CORP
CUSIP: Y076A3105
Meeting Date: 30-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0909/ltn-20130909763.pdf,
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0909/ltn-20130909753.pdf and
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0910/-ltn20130910199.pdf                       Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Compliance and Satisfaction by the Company of the
    Requirements of the Nonpublic Issue and Placing of
    A Shares of the Company (the "proposed Placing")    Management  For           Voted - For
2   To Consider And, If Thought Fit, to Approve the
    Conditional Subscription Agreement Dated 5
    September 2013 Entered Between the Company and As
    Specified (bbmg Group Company Limited) (the
    "parent") in Relation to the Subscription of
    448,028,673 A Shares by the Parent, and the
    Transactions Contemplated Thereunder, Details of
    Which Will be Set Out in the Circular of the
    Company Dated on Or Around 26 September 2013        Management  For           Voted - For
3   To Consider And, If Thought Fit, to Approve the
    Conditional Subscription Agreement Dated 5
    September 2013 Entered Between the Company and As
    Specified (beijing Jingguofa Equity Investment Fund
    (limited Partnership)) (the "fund") in Relation to
    the Subscription of 52,874,551 A Shares by the
    Fund, and the Transactions Contemplated
    Thereunder, Details of Which Will be Set Out in
    the Circular of the Company Dated on Or Around 26
    September 2013                                      Management  For           Voted - For
4   To Consider And, If Thought Fit, to Approve the
    Feasibility Study Report on Use of Proceeds from
    the Proposed Placing, Details of Which Will be Set
    Out in the Circular of the Company Dated on Or
    Around 26 September 2013                            Management  For           Voted - For
5   To Consider And, If Thought Fit, to Approve the
    Proposal in Relation to the Usage Report on
    Previous Proceeds of the Company, Details of Which
    Will be Set Out in the Circular of the Company
    Dated on Or Around 26 September 2013                Management  For           Voted - For
6   To Consider And, If Thought Fit, to Approve the
    Proposal in Relation to the Plan on Shareholders'
    Return for the Three Years Ending 31 December 2015,
    Details of Which Will be Set Out in the Circular of
    the Company Dated on Or Around 26 September 2013    Management  For           Voted - For
7   To Consider And, If Thought Fit, to Approve the
    Proposal in Relation to the Granting of A Waiver to
    the Parent and Its Concert Parties from the


368





     GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Obligation to Make A General Offer Under the
     Relevant Prc Laws and Regulations                   Management  For           Voted - For
8    To Consider And, If Thought Fit, to Approve the
     Proposal in Relation to the Granting of the
     Whitewash Waiver Pursuant to Note 1 on
     Dispensations from Rule 26 of the Hong Kong Code on
     Takeovers and Mergers to the Parent, the Fund and
     Parties Acting in Concert with Any of Them from the
     Obligation to Make A General Offer                  Management  For           Voted - For
9.1  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Class and Par Value of Shares to be Issued   Management  For           Voted - For
9.2  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Method and Time of the Proposed Issue of A
     Shares                                              Management  For           Voted - For
9.3  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Number of Shares to be Issued                Management  For           Voted - For
9.4  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Subscription Price and Pricing Principles    Management  For           Voted - For
9.5  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Target Subscribers and Subscription Method   Management  For           Voted - For
9.6  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Lock-up Period                               Management  For           Voted - For
9.7  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Application for Listing of the A Shares to
     be Issued                                           Management  For           Voted - For
9.8  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Use of Proceeds                              Management  For           Voted - For
9.9  To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Undistributed Profit                         Management  For           Voted - For
9.10 To Consider And, If Thought Fit, to Approve the
     Proposed Placing Within the People's Republic of
     China: Effectiveness of the Resolution Approving
     the Proposed Placing                                Management  For           Voted - For
10   To Consider And, If Thought Fit, to Approve the
     Proposal in Relation to the Plan of the Proposed
     Placing of the Company, Details of Which Will be
     Set Out in the Circular of the Company Dated on Or
     Around 26 September 2013                            Management  For           Voted - For
11   To Consider And, If Thought Fit, to Approve the
     Authorisation to the Board of Directors of the
     Company to Handle Relevant Matters in Connection
     with the Proposed Placing                           Management  For           Voted - For
     Please Note That This is A Revision Due to Addition
     of Url Link. If You Have A-lready Sent in Your
     Votes, Please Do Not Return This Proxy Form Unless


369





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Dec-ide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
BEIJING CAPITAL INTERNATIONAL AIRPORT CO LTD
CUSIP: Y07717104
Meeting Date: 26-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0109/ltn20140109194.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0109/ltn20140109188.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Appointment of Mr.
    Cheng Chi Ming, Brian As A Non-executive Director
    of the Company and the Granting of the
    Authorization of the Board to Determine His
    Remuneration                                        Management  For           Voted - Against
Meeting Date: 30-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    338341 Due to Addition Of-resolutions 6, 7, 8 and
    9. All Votes Received on the Previous Meeting Will
    Be-disregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0516/lt-n20140516230.pdf
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0613/lt-n20140613419.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/06-13/ltn20140613408.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Independent Auditor's Report for
    the Year Ended 31 December 2013                     Management  For           Voted - For
4   To Consider and Approve the Profit Appropriation
    Proposal for the Year Ended 31 December 2013        Management  For           Voted - For
5   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers Zhong Tian LLP and
    PricewaterhouseCoopers, As the Company's Prc and
    International Auditors, Respectively, for the Year
    Ending 31 December 2014 and the Granting of the
    Authorisation to the Board to Determine Their
    Remuneration                                        Management  For           Voted - For


370





      GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.I   To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Liu Xuesong As an
      Executive Director                                  Management  For           Voted - For
6.II  To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Shi Boli As an
      Executive Director                                  Management  For           Voted - For
6.III To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Ms. Gao Lijia As A
      Non- Executive Director                             Management  For           Voted - For
6.IV To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Yao Yabo As A
      Non- Executive Director                             Management  For           Voted - For
6.V   To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Zhang Musheng As
      A Non-executive Director                            Management  For           Voted - For
6.VI To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Cheng Chi Ming,
      Brian As A Non-executive Director                   Management  For           Voted - For
6.VII To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Japhet Sebastian
      Law As an Independent Non-executive Director        Management  For           Voted - For
6VIIITo Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Wang Xiaolong As
      an Independent Non-executive Director               Management  For           Voted - For
6.IX To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Jiang Ruiming As
      an Independent Non-executive Director               Management  For           Voted - For
6.X   To Consider and Approve the Election of the Member
      of the Sixth Session of the Board As Follows and
      Granting the Authorization to the Board to
      Determine Their Remuneration: Mr. Liu Guibin As an
      Independent Non-executive Director                  Management  For           Voted - For
7     To Consider and Approve the Granting of the
      Authorisation to the Board to Arrange for Service
      Contracts And/or Appointment Letters to be Entered
      Into by the Company with Or Issued by the Company
      to All the Newly Elected Executive Directors,


371





                           GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Non-executive Directors and Independent Non-
    Executive Directors, Respectively, Upon Such Terms
    and Conditions As the Board Shall Think Fit, and to
    Do All Such Acts and Things to Effect Such Matters   Management  For           Voted - For
8.1.I To Consider and Approve the Election of the Member
    of the Sixth Session of the Supervisory Committee
    and Granting the Authorization to the Board to
    Determine Their Remunerations: Mr. Liu Yanbin As A
    Supervisor Representing the Shareholders             Management  For           Voted - Against
8.1II To Consider and Approve the Election of the Member
    of the Sixth Session of the Supervisory Committee
    and Granting the Authorization to the Board to
    Determine Their Remunerations: Mr. Sang Shengli As
    A Supervisor Representing the Shareholders           Management  For           Voted - For
81III To Consider and Approve the Election of the Member
    of the Sixth Session of the Supervisory Committee
    and Granting the Authorization to the Board to
    Determine Their Remunerations: Mr. Dong Ansheng As
    an Independent Supervisor                            Management  For           Voted - For
8.1IV To Consider and Approve the Election of the Member
    of the Sixth Session of the Supervisory Committee
    and Granting the Authorization to the Board to
    Determine Their Remunerations: Mr. Lau Siu Ki As an
    Independent Supervisor                               Management  For           Voted - Against
8.2.I To Confirm the Member of the Sixth Session of the
    Supervisory Committee and Granting the
    Authorization to the Board to Determine Their
    Remunerations: Ms. Li Xiaomei As A Supervisor
    Representing the Staff                               Management  For           Voted - For
8.2II To Confirm the Member of the Sixth Session of the
    Supervisory Committee and Granting the
    Authorization to the Board to Determine Their
    Remunerations: Mr. Deng Xianshan As A Supervisor
    Representing the Staff                               Management  For           Voted - For
82III To Confirm the Member of the Sixth Session of the
    Supervisory Committee and Granting the
    Authorization to the Board to Determine Their
    Remunerations: Mr. Chang Jun As A Supervisor
    Representing the Staff                               Management  For           Voted - For
9   To Authorise the Board to Issue Appointment Letters
    to All the Newly Elected Supervisors Upon Such
    Terms and Conditions As the Board Thinks Fit, and
    to Do All Such Acts and Things to Effect Such
    Matters                                              Management  For           Voted - For
BYD COMPANY LTD, SHENZHEN
CUSIP: Y1023R104
Meeting Date: 25-Jun-14    Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429021.pdf-and-


372





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429019.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
4   To Consider and Approve the Annual Report of the
    Company for the Year 2013 and the Summary Thereof   Management  For           Voted - For
5   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013               Management  For           Voted - For
6   To Appoint Prc Auditor, Prc Internal Control Audit
    Institution and Auditor Outside Prc for the
    Financial Year of 2014 and to Hold Office Until the
    Conclusion of the Next Annual General Meeting of
    the Company, and to Authorise the Board of
    Directors of the Company to Determine Their
    Remuneration                                        Management  For           Voted - For
7   To Consider and Approve the Provision of Guarantee
    by the Group                                        Management  For           Voted - Against
8   To Consider and Approve the Company and
    Subsidiaries Controlled by the Company to Provide
    Guarantee to the Leasing Company in Respect of
    Sales of New Energy Vehicles, New Energy Forklifts
    and New Technological Products                      Management  For           Abstain
9   To Consider and Approve the Estimated Caps of
    Ordinary Connected Transactions of the Group for
    the Year 2014                                       Management  For           Voted - For
10  To Consider and Approve: (a) the Grant to the Board
    of Directors of the Company (the "board") A General
    Mandate to Allot, Issue and Deal with Additional H
    Shares in the Capital of the Company Subject to the
    Following Conditions: (i) That the H Shares
    Allotted, Issued and Dealt with Or Agreed
    Conditionally Or Unconditionally to be Allotted,
    Issued Or Dealt with by the Board Pursuant to the
    General Mandate Shall Not Exceed 20 Per Cent of the
    Total H Shares in Issue; (ii) That the Exercise of
    the General Mandate is Subject to All Governmental
    And/or Regulatory Approval(s), If Any, Under the
    Applicable Law (including But Without Limitation to
    the Company Law of the Prc and the Rules Governing
    the Listing of Securities on the Stock Exchange of
    Hong Kong Limited); (iii) That the General Mandate
    Shall Remain Valid Until the Contd                  Management  For           Voted - Against
    Contd Earliest of (x) the Conclusion of the Next
    Annual General Meeting Of-the Company; Or (y) the
    Expiration of A 12-month Period Following the
    Passing-of This Resolution; Or (z) the Date on
    Which the Authority Set Out in This-resolution is


373





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Revoked Or Varied by A Special Resolution of the
    Shareholders-of the Company in A General Meeting;
    and (b) the Authorisation to the Board-to Approve,
    Execute and Do Or Procure to be Executed and Done,
    All Such- Documents, Deeds and Things As It May
    Consider Necessary in Connection With-the Allotment
    and Issue of Any New Shares Pursuant to the
    Exercise of The-general Mandate Referred to in
    Paragraph (a) of This Resolution                     Non-Voting                Non-Voting
11  To Consider and Approve A General and Unconditional
    Mandate to the Directors of Byd Electronic
    (international) Company Limited ("byd Electronic")
    to Allot, Issue and Otherwise Deal with New Shares
    of Byd Electronic Not Exceeding 20 Per Cent. of the
    Aggregate Nominal Amount of the Issued Share
    Capital of Byd Electronic                            Management  For           Voted - Against
CHAOWEI POWER HOLDINGS LTD, CAYMAN ISLANDS
CUSIP: G20479104
Meeting Date: 05-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417043.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417039.pdf                       Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements, Directors' Report and
    Auditor's Report for the Year Ended 31 December 2013 Management  For           Voted - For
2   To Declare A Final Dividend of Rmb0.093 Per Share
    for the Year Ended 31 December 2013                  Management  For           Voted - For
3   To Re-elect A Director, Mr. Zhou Mingming As an
    Executive Director of the Company ("director")       Management  For           Voted - For
4   To Re-elect A Director, Ms. Yang Yunfei As an
    Executive Director                                   Management  For           Voted - For
5   To Re-elect A Director, Mr. Ng Chi Kit As A
    Non-executive Director                               Management  For           Voted - For
6   To Re-elect A Director, Ms. Fang Jianjun As A
    Non-executive Director                               Management  For           Voted - For
7   To Authorise the Board of Directors (the "board")
    to Fix the Remuneration of the Directors             Management  For           Voted - For
8   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    and to Authorise the Board to Fix Their Remuneration Management  For           Voted - For
9   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares of the
    Company                                              Management  For           Voted - Against
10  To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                     Management  For           Voted - For


374





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Extend the General Mandate Granted to the
    Directors to Issue Shares by the Number of Shares
    Repurchased                                         Management  For           Voted - Against
CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
CUSIP: Y14369105
Meeting Date: 30-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0913/ltn20130913654.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0913/ltn20130913670.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Proposed Changes to the
    Use of Proceeds Raised from the Issue of A Shares
    by the Company                                      Management  For           Voted - For
Meeting Date: 22-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0305/ltn201403051158.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0305/ltn201403051114.pdf                     Non-Voting                Non-Voting
1.1 To Consider and Approve: the Re-election of Mr. Liu
    Qitao As an Executive Director of the Company be
    and is Hereby Considered and Approved, with Effect
    from 22 April 2014 for A Term of Three Years        Management  For           Voted - For
1.2 To Consider and Approve: the Election of Mr. Chen
    Fenjian As an Executive Director of the Company be
    and is Hereby Considered and Approved, with Effect
    from 22 April 2014 for A Term of Three Years        Management  For           Voted - For
1.3 To Consider and Approve: the Re-election of Mr. Fu
    Junyuan As an Executive Director of the Company be
    and is Hereby Considered and Approved, with Effect
    from 22 April 2014 for A Term of Three Years        Management  For           Voted - For
1.4 To Consider and Approve: the Election of Mr. Liu
    Maoxun As A Non-executive Director of the Company
    be and is Hereby Considered and Approved, with
    Effect from 22 April 2014 for A Term of Three Years Management  For           Voted - For
1.5 To Consider and Approve: the Re-election of Mr. Liu
    Zhangmin As an Independent Non-executive Director
    of the Company be and is Hereby Considered and
    Approved, with Effect from 22 April 2014 for A Term
    of Three Years                                      Management  For           Voted - For
1.6 To Consider and Approve: the Re-election of Mr.
    Leung Chong Shun As an Independent Non- Executive
    Director of the Company be and is Hereby Considered
    and Approved, with Effect from 22 April 2014 for A
    Term of Three Years                                 Management  For           Voted - For


375





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.7 To Consider and Approve: the Election of Mr. Wu
    Zhenfang As an Independent Non-executive Director
    of the Company be and is Hereby Considered and
    Approved, with Effect from 22 April 2014 for A Term
    of Three Years                                      Management  For           Voted - For
1.8 To Consider and Approve: the Election of Mr. Huang
    Long As an Independent Nonexecutive Director of the
    Company be and is Hereby Considered and Approved,
    with Effect from 22 April 2014 for A Term of Three
    Years                                               Management  For           Voted - For
2.1 To Consider and Approve: the Re-election of Mr. Liu
    Xiangdong As A Supervisor Representing the
    Shareholders of the Company be and is Hereby
    Considered and Approved, with Effect from 22 April
    2014 for A Term of Three Years                      Management  For           Voted - For
2.2 To Consider and Approve: the Re-election of Mr.
    Wang Yongbin As A Supervisor Representing the
    Shareholders of the Company be and is Hereby
    Considered and Approved, with Effect from 22 April
    2014 for A Term of Three Years                      Management  For           Voted - For
3   To Consider and Approve the Issue of Asset Backed
    Securities by the Company And/or Its Subsidiaries:
    (i) That the Aggregate Principal Amount of the
    Securities Shall Not Exceed Rmb10 Billion; and (ii)
    That Mr. Liu Qitao And/or Mr. Fu Junyuan be
    Authorised to Jointly Or Separately Deal with All
    Relevant Matters Relating to the Issue of Asset
    Backed Securities                                   Management  For           Voted - For
4   To Consider and Approve the Issue of Short-term
    Bonds by the Company: (i) That the Aggregate
    Principal Amount of the Securities Shall Not Exceed
    Rmb10 Billion; and (ii) That Mr. Liu Qitao And/or
    Mr. Fu Junyuan be Authorised to Jointly Or
    Separately Deal with All Relevant Matters Relating
    to the Issue of Short-term Bonds                    Management  For           Voted - For
5   To Consider and Approve the Issue of Mid-to
    Long-term Bonds by the Company: (i) That the
    Aggregate Principal Amount of the Securities Shall
    Not Exceed Rmb20 Million; and (ii) That Mr. Liu
    Qitao And/or Mr. Fu Junyuan be Authorised to
    Jointly Or Separately Deal with All Relevant
    Matters Relating to the Issue of Mid-to Long-term
    Bonds                                               Management  For           Voted - For
    11 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 18-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn201404281284.pdf-and-


376





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn201404281343.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Consider and Approve the Distribution Plan of
    Profit and Final Dividend of the Company for the
    Year of 2013                                        Management  For           Voted - For
3   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers As the Company's
    International Auditor and PricewaterhouseCoopers
    Zhong Tian LLP (previously PricewaterhouseCoopers
    Zhong Tian Cpas Limited Company) As the Company's
    Domestic Auditor for A Term Ending at the Next
    Annual General Meeting of the Company and to
    Authorise the Board of Directors of the Company
    (the Board) to Determine Their Respective
    Remuneration                                        Management  For           Voted - For
4   To Consider and Approve the Estimated Cap for the
    Internal Guarantees of the Group in 2014            Management  For           Voted - For
5   To Consider and Approve the Report of the Board for
    the Year of 2013                                    Management  For           Voted - For
6   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    of 2013                                             Management  For           Voted - For
7   To Authorise the Board (i) to Exercise the Powers
    to Allot, Issue and Deal with Additional H Shares
    and A Shares of the Company Not More Than 20% of
    Each of the Existing Issued H Shares and A Shares
    of the Company in Issue at the Date of Passing This
    Resolution During the Relevant Period (as Defined
    in the Notice of Annual General Meeting Which Was
    Despatched on Or Around the Same Time As This Form
    of Proxy), Either Separately Or Concurrently, and
    to Make Or Grant Offers, Agreements and Options in
    Respect Thereof; (ii) to Increase the Registered
    Capital And                                         Management  For           Voted - Against
    Amend the Articles of Association of the Company to
    Reflect Such Increase in the Registered Capital of
    the Company Under Above General Mandate; and (iii)
    to Approve, Execute Or Do Or Procure to be Done
    Documents Or Things in Connection with the Issue of
    These Additional Shares                                                       Non-Voting
    02 May 14: Please Note That This is A Revision Due
    to Change in Record Date Fr-om 17 Jun to 16 May
    2014.if You Have Already Sent in Your Votes, Please
    Do Not-vote Again Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting


377


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA COSCO HOLDINGS CO. LTD, TIANJIN
CUSIP: Y1455B106
Meeting Date: 15-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0829/ltn201308291225.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0829/ltn201308291279.pdf                     Non-Voting                Non-Voting
1   To Appoint Ruihua Certified Public Accountants, LLP
    As the Prc Auditor of the Company for 2013          Management  For           Voted - For
2   To Approve the Disposal of the 81% of the Equity
    Interest in Qingdao Management and Its Relevant
    Agreements                                          Management  For           Voted - For
3   To Approve the Disposal of the 81% of the Equity
    Interest in Shanghai Tianhongli and Its Relevant
    Agreements                                          Management  For           Voted - For
4   To Approve the Financial Services Agreement and Its
    Proposed Annual Caps                                Management  For           Voted - Against
5   To Approve the Master Vessel Services Agreement and
    Its Proposed Annual Caps                            Management  For           Voted - For
6   To Approve the Other Continuing Connected
    Transactions and Their Respective Proposed Annual
    Caps                                                Management  For           Voted - For
Meeting Date: 27-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0121/ltn20140121191.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0121/ltn20140121195.pdf                      Non-Voting                Non-Voting
1   To Approve the Provision of Guarantees Mandate      Management  For           Abstain
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    304670 Due to Addition Of-resolution 9. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0504/ltn-20140504025.pdf;
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0504/ltn-20140504031.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/-ltn20140403565.pdf                     Non-Voting                Non-Voting


378





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Approve the Report of the Board for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    Prepared in Accordance with the Generally Accepted
    Accounting Principles of the People's Republic of
    China and Hong Kong Financial Reporting Standards,
    Respectively, for the Year Ended 31 December 2013   Management  For           Voted - For
4   To Consider and Approve the Proposed Profit
    Distribution Plan (no Dividend Distribution) of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
5   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers As the International
    Auditors of the Company and Ruihua Certified Public
    Accountants, LLP As the Domestic Auditors of the
    Company to Hold Office Until the Conclusion of the
    Next Annual General Meeting                         Management  For           Voted - For
6.1 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Ma Zehua As the
    Non-executive Director of the Company               Management  For           Voted - Against
6.2 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Li Yunpeng As the
    Executive Director of the Company                   Management  For           Voted - Against
6.3 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Ms. Sun Yueying As the
    Non-executive Director of the Company               Management  For           Voted - Against
6.4 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Sun Jiakang As the
    Executive Director of the Company                   Management  For           Voted - Against
6.5 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Ye Weilong As the
    Executive Director of the Company                   Management  For           Voted - Against
6.6 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Wang Yuhang As the
    Non-executive Director of the Company               Management  For           Voted - Against
6.7 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Mr. Jiang Lijun As the
    Executive Director of the Company                   Management  For           Voted - Against
6.8 To Consider and Approve the Election Or Re-election
    of the Following Person Nominated to Form the
    Fourth Session of the Board: Dr. Fan Hsu Lai Tai,
    Rita As the Independent Non-executive Director of
    the Company                                         Management  For           Voted - For


379





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.9  To Consider and Approve the Election Or Re-election
     of the Following Person Nominated to Form the
     Fourth Session of the Board: Mr. Kwong Che Keung,
     Gordon As the Independent Non-executive Director of
     the Company                                         Management  For           Voted - For
6.10 To Consider and Approve the Election Or Re-election
     of the Following Person Nominated to Form the
     Fourth Session of the Board: Mr. Peter Guy Bowie As
     the Independent Non-executive Director of the
     Company                                             Management  For           Voted - For
6.11 To Consider and Approve the Election Or Re-election
     of the Following Person Nominated to Form the
     Fourth Session of the Board: Mr. Yang Liang-yee,
     Philip As the Independent Non-executive Director of
     the Company                                         Management  For           Voted - For
7.1  To Consider and Approve the Election Or Re-election
     of the Following Person to Form the Fourth Session
     of the Supervisory Committee: Mr. Song Dawei As the
     Supervisor Representing Shareholders of the Company Management  For           Voted - For
7.2  To Consider and Approve the Election Or Re-election
     of the Following Person to Form the Fourth Session
     of the Supervisory Committee: Mr. Ma Jianhua As the
     Supervisor Representing Shareholders of the Company Management  For           Voted - For
7.3  To Consider and Approve the Election Or Re-election
     of the Following Person to Form the Fourth Session
     of the Supervisory Committee: Mr. Meng Yan As the
     Independent Supervisor of the Company               Management  For           Voted - For
7.4  To Consider and Approve the Election Or Re-election
     of the Following Person to Form the Fourth Session
     of the Supervisory Committee: Mr. Zhang Jianping As
     the Independent Supervisor of the Company           Management  For           Voted - For
8    To Consider and Approve the Remuneration of the
     Members of the Fourth Session of the Board and the
     Members of the Fourth Session of the Supervisory
     Committee                                           Management  For           Voted - For
9    To Consider and Approve the Election of Mr. Fu
     Xiangyang As the Supervisor Representing
     Shareholders of the Company                         Management  For           Voted - For
     06 May 2014: Please Note That This is A Revision
     Due to Modification to Text O-f Resolution 7.3. If
     You Have Already Sent in Your Votes for Mid: 330901
     Pleas-e Do Not Vote Again Unless You Decide to
     Amend Your Original Instructions. Tha-nk You        Non-Voting                Non-Voting
CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO L
CUSIP: G2112D105
Meeting Date: 20-Jun-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-


380





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0516/ltn20140516236.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0516/ltn20140516155.pdf                      Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidation
    Financial Statements Together with the Directors'
    Report and the Independent Auditors' Report of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2.a To Re-elect Mr. Chen Yongdao As Executive Director  Management  For           Voted - For
2.b To Re-elect Mr. Lu Xun As Executive Director        Management  For           Voted - For
2.c To Re-elect Mr. Liao Enrong As Executive Director   Management  For           Voted - For
2.d To Re-elect Mr. Jiang Xihe As Independent
    Non-executive Director                              Management  For           Voted - For
2.e To Authorize the Board of Directors of the Company
    to Fix the Remuneration of Directors                Management  For           Voted - For
3   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    of the Company and Authorize the Board of Directors
    of the Company to Fix Their Remuneration            Management  For           Voted - For
4   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue and Deal with the Company's
    Shares                                              Management  For           Voted - Against
5   To Grant A General Mandate to the Directors of the
    Company to Repurchase the Company's Shares          Management  For           Voted - For
6   To Extend the General Mandate to Issue Shares of
    the Company by Adding Thereto the Shares
    Repurchased by the Company                          Management  For           Voted - Against
CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD
CUSIP: Y1457J123
Meeting Date: 07-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0121/ltn20140121045.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0121/ltn20140121051.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Issue of New H Shares
    to Cosco Container Industries Limited Under the
    General Mandate                                     Management  For           Voted - For
2   To Consider and Approve the Issue of New H Shares
    to Broad Ride Limited Under the General Mandate     Management  For           Voted - For
3   To Consider and Approve the Issue of New H Shares
    to Promotor Holdings Limited Under the General
    Mandate                                             Management  For           Voted - For
4   To Consider and Approve the Appointment of Mr.
    Zhang Liang As A Non-executive Director of the
    Company                                             Management  For           Voted - For
    23 Jan 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 27th Feb 2014 to
    05th Feb 2014. If You Have Already Sent in Your
    Votes, P-lease Do Not Return This Proxy Form Unless


381





                             GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Decide to Amend Your Original I-nstructions.
    Thank You.                                          Non-Voting                Non-Voting
Meeting Date: 27-Jun-14      Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512643.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512704.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Work Report of the
    Board of Directors of the Company for the Year 2013 Management  For           Voted - For
2   To Consider and Approve the Work Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Annual Report of the
    Company for the Year 2013                           Management  For           Voted - For
4   To Consider and Approve the Profit Distribution and
    Dividend Distribution Proposal for the Year Ended
    31 December 2013                                    Management  For           Voted - For
5   To Consider and Approve the Appointment of Auditor
    of the Company                                      Management  For           Voted - For
6   To Consider and Approve the Banking Facility and
    Project Guarantee for the Subsidiaries of the
    Company in 2014                                     Management  For           Voted - Against
7   To Consider and Approve the Credit Guarantee
    Provided by Cimc Vehicle (group) Co., Ltd. and Its
    Non-wholly- Owned Subsidiaries to Their
    Distributors and Customers                          Management  For           Voted - Against
8   To Consider and Approve the Banking Facility
    Guarantee Provided by Cimc Vehicle (group) Co.,
    Ltd. to Its Subsidiaries                            Management  For           Voted - Against
9   To Consider and Approve the Application of External
    Guarantee Provided by Cimc Finance Company Ltd. to
    Members of the Group                                Management  For           Voted - Against
10  To Consider and Approve the Adjustment of
    Remuneration of the Independent Nonexecutive
    Directors of the Company                            Management  For           Voted - For
11  To Consider and Approve, by Way of Special
    Resolution, to Grant A General Mandate to the Board
    of Directors to Separately Or Concurrently Issue,
    Allot and Deal with Additional A Shares and H
    Shares of the Company Not Exceeding 20% of Each of
    Its Existing A Shares and H Shares of the Company
    in Issue                                            Management  For           Voted - Against
    15 May 2014: Please Note That This is A Revision
    Due to Change in Record Date.-if You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You D-ecide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting


382


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA LESSO GROUP HOLDINGS LTD, CAYMAN ISLANDS
CUSIP: G2157Q102
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417428.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn20140417374.pdf                      Non-Voting                Non-Voting
1   To Adopt the Audited Financial Statements and
    Together with the Directors' Report and the
    Independent Auditors' Report of the Company for the
    Year Ended 31 December 2013                         Management  For           Voted - For
2   To Declare A Final Dividend in Respect of the Year
    Ended 31 December 2013: Hk12 Cents Per Share        Management  For           Voted - For
3.a To Re-elect Mr. Zuo Manlun As Director              Management  For           Voted - Against
3.b To Re-elect Ms. Zuo Xiaoping As Director            Management  For           Voted - Against
3.c To Re-elect Mr. Lai Zhiqiang As Director            Management  For           Voted - Against
3.d To Re-elect Mr. Chen Guonan As Director             Management  For           Voted - Against
3.e To Re-elect Dr. Lin Shaoquan As Director            Management  For           Voted - Against
3.f To Authorise the Board of Directors of the Company
    to Fix the Remuneration of the Directors            Management  For           Voted - For
4   To Re-appoint Ernst & Young As Independent Auditor
    of the Company and Authorise the Board of Directors
    of the Company to Fix Its Remuneration              Management  For           Voted - For
5.a That: (a) Subject to Paragraph (c) Below, the
    Exercise by the Directors During the Relevant
    Period (as Hereinafter Defined) of All the Powers
    of the Company to Allot, Issue and Otherwise Deal
    with Additional Shares of the Company ("shares") Or
    Securities Convertible Into Shares, Or Options,
    Warrants Or Similar Rights to Subscribe for Any
    Shares, and to Make Or Grant Offers, Agreements and
    Options Which Might Require the Exercise of Such
    Power be and is Hereby Generally and
    Unconditionally Approved; (b) The                   Management  For           Voted - Against
    Approval in Paragraph (a) Above Shall be in
    Addition to Any Other Authorisations Given to the
    Directors and Shall Authorise the Directors During
    the Relevant Period to Make Or Grant Offers,
    Agreements and Options Which Might Require the
    Exercise of Such Power After the End of the
    Relevant Period; (c) the Aggregate Contd                                      Non-Voting
    Contd Nominal Value of the Share Capital Allotted
    Or Agreed Conditionally Or-unconditionally to be
    Allotted (whether Pursuant to an Option Or
    Otherwise)-by the Directors Pursuant to the
    Approval in Paragraph (a) Above, Otherwise- Than


383





GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Pursuant To: (i) A Rights Issue (as Hereinafter
Defined); (ii) The-exercise of Rights of
Subscription Or Conversion Under Terms of Any
Warrants-issued by the Company Or Any Securities
Which are Convertible Into Shares;-(iii) the
Exercise of Any Options Granted Under Any Option
Scheme Or Similar-arrangement for the Time Being
Adopted for the Grant Or Issue to Eligible-persons
of Shares Or Right to Acquire Shares; and (iv) Any
Scrip Dividend Or-similar Arrangements Providing
for the Allotment of Shares in Lieu of The- Whole
Or Part of A Dividend on Shares in Accordance with
the Articles Of-contd                               Non-Voting                Non-Voting
Contd Association of the Company; Shall Not Exceed
20% of the Aggregate-nominal Value of the Share
Capital of the Company in Issue As at the Date
Of-passing of This Resolution and the Said Approval
Shall be Limited-accordingly; (d) Subject to the
Passing of Each of the Paragraphs (a), (b)-and (c)
of This Resolution, Any Prior Approvals of the Kind
Referred to In-paragraphs (a), (b) and (c) of This
Resolution Which Had Been Granted to The-directors
and Which are Still in Effect be and are Hereby
Revoked; and (e)-for the Purpose of This
Resolution: "relevant Period" Means the Period
From-the Passing of This Resolution Until Whichever
is the Earliest Of: (i) The-conclusion of the Next
Annual General Meeting of the Company; (ii)
The-expiration of the Period Within Which the Next
Annual General Meeting of The-company is Contd      Non-Voting                Non-Voting
Contd Required by Law Or the Articles of
Association of the Company to Be-held; Or (iii) the
Revocation Or Variation of the Authority Given
Under This- Resolution by Ordinary Resolution of
the Shareholders of the Company In-general Meeting;
"rights Issue" Means the Allotment, Issue Or Grant
of Shares-pursuant to an Offer of Shares Open for A
Period Fixed by the Directors To-holders of Shares
Or Any Class Thereof on the Register on A Fixed
Record Date-in Proportion to Their Then Holdings of
Such Shares Or Class Thereof (subject-to Such
Exclusion Or Other Arrangements As the Directors
May Deem Necessary- Or Expedient in Relation to
Fractional Entitlements, Or Having Regard to
Any-restrictions Or Obligations Under the Laws Of,
Or the Requirements Of, Any-recognised Regulatory
Body Or Any Stock Exchange in Any Territory Contd   Non-Voting                Non-Voting
Contd Outside Hong Kong)                            Non-Voting                Non-Voting
5.b That: (a) Subject to Paragraph (b) Below, the
Exercise by the Directors During the Relevant
Period (as Hereinafter Defined) of All the Powers
of the Company to Repurchase the Shares of the
Company ("shares") on the Stock Exchange of Hong
Kong Limited Or on Any Other Stock Exchange on
Which the Shares May be Listed and Recognised for
This Purpose by the Securities and Futures


384





GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Commission and the Stock Exchange of Hong Kong
Limited Under the Hong Kong Code on Share
Repurchases, and Subject to and in Accordance with
All Applicable Laws and the Rules Governing the
Listing of Securities on the Stock Exchange of Hong
Kong Limited, be and is Hereby Generally and
Unconditionally Approved; (b) the Aggregate Nominal
Value of Shares Which May be Repurchased Pursuant
to the Approval in Paragraph (a) Above Shall Not
Exceed 10% of the Contd                                 Management  For           Voted - For
Contd Aggregate Nominal Value of the Share Capital
of the Company in Issue As-at the Date of Passing
of This Resolution and the Said Approval Shall
Be-limited Accordingly; (c) Subject to the Passing
of Each of the Paragraphs (a)-and (b) of This
Resolution, Any Prior Approvals of the Kind
Referred to In-paragraphs (a) and (b) of This
Resolution Which Had Been Granted to The-directors
and Which are Still                                     Non-Voting                Non-Voting
In Effect be and are Hereby Revoked; and (d)-for
the Purpose of This Resolution, "relevant Period"
Means the Period From-the Passing of This
Resolution Until Whichever is the Earliest Of: (i)
The-conclusion of the Next Annual General Meeting
of the Company; (ii) The-expiration of the Period
Within Which the Next Annual General Meeting of
The-company is Required by Law Or the Articles of
Association of the Company To-be Held Contd                                       Non-Voting
Contd ; Or (iii) the Revocation Or Variation of the
Authority Given Under-this Resolution by Ordinary
Resolution of the Shareholders of the Company
In-general Meeting                                      Non-Voting                Non-Voting
5.c That Conditional Upon the Passing of Resolutions 5a
and 5b As Set Out in the Notice of This Meeting,
the General Mandate Granted to the Directors to
Exercise the Powers of the Company to Allot, Issue
and Otherwise Deal with Shares of the Company
Pursuant to Resolution 5a Above be and is Hereby
Extended by the Addition to the Aggregate Nominal
Value of the Share Capital of the Company Which May
be Allotted by the Directors Pursuant to Such
General Mandate an Amount Representing the
Aggregate Nominal Value of the Share Capital of the
Company Repurchased by the Company Under the
Authority Granted Pursuant to Resolution 5b Above,
Provided That Such Amount Shall Not Exceed 10% of
the Aggregate Nominal Value of the Share Capital of
the Company in Issue As at the Date of Passing of
This Resolution                                         Management  For           Voted - Against


385


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA MERCHANTS HOLDINGS (INTERNATIONAL) CO LTD
CUSIP: Y1489Q103
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416329.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416343.pdf                       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements for the Year Ended 31 December
    2013 Together with the Report of the Directors and
    the Independent Auditor's Report                     Management  For           Voted - For
2   To Declare A Final Dividend of 55 Hk Cents Per
    Share for the Year Ended 31 December 2013 in Scrip
    Form with Cash Option                                Management  For           Voted - For
3.A.a To Re-elect Mr. Zheng Shaoping As A Director       Management  For           Voted - For
3.A.bTo Re-elect Mr. Kut Ying Hay As A Director          Management  For           Voted - For
3.A.c To Re-elect Mr. Lee Yip Wah Peter As A Director    Management  For           Voted - For
3.A.dTo Re-elect Mr. Li Kwok Heem John As A Director     Management  For           Voted - For
3.A.e To Re-elect Mr. Li Ka Fai David As A Director      Management  For           Voted - For
3.B To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                        Management  For           Voted - For
4   To Re-appoint Messrs. Deloitte Touche Tohmatsu As
    Auditor of the Company and to Authorise the Board
    of Directors to Fix Its Remuneration                 Management  For           Voted - For
5.A To Grant A Mandate to the Directors to Grant
    Options Under the Share Option Scheme As Set Out in
    Item 5a of the Agm Notice                            Management  For           Voted - For
5.B To Grant A General Mandate to the Directors to
    Allot Shares As Set Out in Item 5b of the Agm Notice Management  For           Voted - Against
5.C To Grant A General Mandate to the Directors for the
    Buy-back of Shares As Set Out in Item 5c of the Agm
    Notice                                               Management  For           Voted - For
5.D To Add the Number of the Shares Bought Back Under
    Resolution No. 5c to the Mandate Granted to the
    Directors Under Resolution No. 5b                    Management  For           Voted - Against
6   To Approve and Adopt the New Articles of
    Association of the Company                           Management  For           Voted - Against


386


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA NATIONAL BUILDING MATERIAL COMPANY LTD
CUSIP: Y15045100
Meeting Date: 17-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1202/ltn201312021307.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1202/ltn201312021267.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Proposed Amendments to
    the Articles of Association of the Company As Set
    Out in Appendix I of the Circular and to Authorize
    the Board to Deal with on Behalf of the Company the
    Relevant Application, Approval, Registration,
    Filing Procedures and Other Related Issues Arising
    from the Amendments to the Articles of Association  Management  For           Voted - For
2   To Consider and Approve the Adoption of the
    Proposed Rules of Procedure for Shareholders'
    General Meeting As Set Out in Appendix II of the
    Circular                                            Management  For           Voted - For
3   To Consider and Approve the Adoption of the
    Proposed Rules of Procedure for Board Meetings As
    Set Out in Appendix III of the Circular             Management  For           Voted - For
4   To Consider and Approve the Adoption of the
    Proposed Rules of Procedure for Supervisory
    Committee Meetings As Set Out in Appendix IV of the
    Circular                                            Management  For           Voted - For
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn20140403696.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0403/ltn20140403761.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors (the "board") of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Report of the Auditors
    and Audited Financial Statements of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For


387





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider and Approve the Proposed Profit
    Distribution Plan and the Final Dividend
    Distribution Plan of the Company for the Year Ended
    31 December 2013 and to Authorise the Board to
    Distribute Such Final Dividend to the Shareholders
    of the Company                                      Management  For           Voted - For
5   To Consider and Approve the Authorisation of the
    Board to Deal with All Matters in Relation to the
    Company's Distribution of Interim Dividend for the
    Year 2014 in Its Absolute Discretion (including,
    But Not Limited To, Determining Whether to
    Distribute Interim Dividend for the Year 2014)      Management  For           Voted - For
6   To Consider and Approve the Continuation of
    Appointment of Baker Tilly China Certified Public
    Accountants As the Domestic Auditor of the Company
    and Baker Tilly Hong Kong Limited As the
    International Auditor of the Company, to Hold
    Office Until the Conclusion of the Next Annual
    General Meeting of the Company and to Authorise the
    Board to Determine Their Remuneration               Management  For           Voted - For
7   To Give A General Mandate to the Board to Allot,
    Issue and Deal with Additional Domestic Shares Not
    Exceeding 20% of the Domestic Shares in Issue and
    Additional H Shares Not Exceeding 20% of the H
    Shares in Issue and Authorise the Board to Make
    Corresponding Amendments to the Articles of
    Association of the Company As It Thinks Fit So As
    to Reflect the New Share Capital Structure Upon the
    Allotment Or Issuance of Shares                     Management  For           Voted - Against
8   To Consider and Approve the Company's Issuance of
    Debt Financing Instruments in Batches Within the
    Limit of Issuance Permitted Under Relevant Laws and
    Regulations As Well As Other Regulatory Documents   Management  For           Abstain
CHINA NATIONAL MATERIALS CO LTD
CUSIP: Y15048104
Meeting Date: 30-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0607/ltn20130607326.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0607/ltn20130607320.pdf                        Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Amendment to the Articles of Association of the
    Company                                             Management  For           Voted - For
2   To Consider And, If Thought Fit, to Approve the
    Amendment to the Rules of Procedures of the Board
    of Directors of the Company                         Management  For           Voted - For


388





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider And, If Thought Fit, to Approve the
    Appointment of Mr. Li Jianlun As A Non-executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
4   To Consider And, If Thought Fit, to Approve the
    Appointment of Mr. Yu Guobo As A Non-executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
5   To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Liu Zhijiang As an Executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
6   To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Li Xinhua As an Executive Director
    of the Company, to Authorize the Remuneration
    Committee of the Board of Directors of the Company
    to Determine His Remuneration, and to Authorize the
    Chairman of the Board of Directors Or Any Executive
    Director of the Company to Execute A Service
    Contract Or Such Other Documents Or Supplemental
    Agreements Or Deeds on Behalf of the Company        Management  For           Voted - For
7   To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Yu Shiliang As A Non-executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
8   To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Zhanghai As A Non-executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A


389





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
9   To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Tang Baoqi As A Non-executive
    Director of the Company, to Authorize the
    Remuneration Committee of the Board of Directors of
    the Company to Determine His Remuneration, and to
    Authorize the Chairman of the Board of Directors Or
    Any Executive Director of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
10  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Leung Chong Shun As an Independent
    Non-executive Director of the Company, to Authorize
    the Remuneration Committee of the Board of
    Directors of the Company to Determine His
    Remuneration, and to Authorize the Chairman of the
    Board of Directors Or Any Executive Director of the
    Company to Execute A Service Contract Or Such Other
    Documents Or Supplemental Agreements Or Deeds on
    Behalf of the Company                               Management  For           Voted - For
11  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Lu Zhengfei As an Independent
    Nonexecutive Director of the Company, to Authorize
    the Remuneration Committee of the Board of
    Directors of the Company to Determine His
    Remuneration, and to Authorize the Chairman of the
    Board of Directors Or Any Executive Director of the
    Company to Execute A Service Contract Or Such Other
    Documents Or Supplemental Agreements Or Deeds on
    Behalf of the Company                               Management  For           Voted - For
12  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Wang Shimin As an Independent
    Non-executive Director of the Company, to Authorize
    the Remuneration Committee of the Board of
    Directors of the Company to Determine His
    Remuneration, and to Authorize the Chairman of the
    Board of Directors Or Any Executive Director of the
    Company to Execute A Service Contract Or Such Other
    Documents Or Supplemental Agreements Or Deeds on
    Behalf of the Company                               Management  For           Voted - For
13  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Zhou Zude As an Independent
    Nonexecutive Director of the Company, to Authorize
    the Remuneration Committee of the Board of
    Directors of the Company to Determine His
    Remuneration, and to Authorize the Chairman of the
    Board of Directors Or Any Executive Director of the
    Company to Execute A Service Contract Or Such Other
    Documents Or Supplemental Agreements Or Deeds on
    Behalf of the Company                               Management  For           Voted - For
14  To Consider And, If Thought Fit, to Approve the Re-
    Election of Ms. Xu Weibing As A Shareholder
    Representative Supervisor of the Company, to Pay


390





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Her the Remuneration in the Amount of Rmb15,000 Per
    Year (tax Inclusive), and to Authorize the Chairman
    of the Board of Directors of the Company to Execute
    A Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
15  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Zhang Renjie As A Shareholder
    Representative Supervisor of the Company, to Pay
    Him the Remuneration in the Amount of Rmb15,000 Per
    Year (tax Inclusive), and to Authorize the Chairman
    of the Board of Directors of the Company to Execute
    A Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - Against
16  To Consider And, If Thought Fit, to Approve the Re-
    Election of Mr. Wang Jianguo As A Shareholder
    Representative Supervisor of the Company, to Pay
    Him the Remuneration in the Amount of Rmb15,000 Per
    Year (tax Inclusive), and to Authorize the Chairman
    of the Board of Directors of the Company to Execute
    A Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - Against
17  To Consider And, If Thought Fit, to Approve the
    Payment of the Remuneration in the Amount of
    Rmb15,000 Per Year (tax Inclusive) to Mr. Wang
    Yingcai As an Employee Representative Supervisor of
    the Company, and to Authorize the Chairman of the
    Board of Directors of the Company to Execute A
    Service Contract Or Such Other Documents Or
    Supplemental Agreements Or Deeds on Behalf of the
    Company                                             Management  For           Voted - For
18  To Consider And, If Thought Fit, to Approve the
    Payment of the Remuneration in the Amount of
    Rmb15,000 Per Year (tax Inclusive) to Mr. Qu Xiaoli
    As an Employee Representative Supervisor of the
    Company, and to Authorize the Chairman of the Board
    of Directors of the Company to Execute A Service
    Contract Or Such Other Documents Or Supplemental
    Agreements Or Deeds on Behalf of the Company        Management  For           Voted - For
19a That the Agreement (the "financial Services
    Framework Agreement") Dated 24 May 2013 and Entered
    Into Between the Company and the Sinoma Group
    Finance Co., Ltd. (the "sinoma Finance") in
    Relation to Receiving Certain Financial Services
    from the Sinoma Finance, and the Maximum Daily
    Balance of the Deposits Thereunder for the Three
    Years Ending 31 December 2015                       Management  For           Voted - Against
19b That Any Executive Director of the Company be
    Authorised to Do All Such Acts and Things, to Sign
    and Execute All Such Other Documents, Deeds and
    Instruments, to Make Applications to the Relevant
    Regulatory Authorities and to Take Such Steps As
    They May Consider Necessary, Appropriate, Expedient
    and in the Interest of the Company to Give Effect


391





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to and in Connection with Any Transactions
    Contemplated Under the Financial Services Framework
    Agreement                                           Management  For           Voted - Against
    Please Note That This is A Revision Due to
    Postponement of Meeting from 25 Jul-y to 30 July
    2013. If You Have Already Sent in Your Votes,
    Please Do Not Retur-n This Proxy Form Unless You
    Decide to Amend Your Original Instructions. Thank-
    You.                                                Non-Voting                Non-Voting
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0407/ltn-20140407313.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0407/-ltn20140407305.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider And, If Thought Fit, to Approve the
    Report of the Board of Directors of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider And, If Thought Fit, to Approve the
    Report of the Supervisory Committee of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Consider And, If Thought Fit, to Approve the
    Audited Financial Statements of the Company for the
    Year Ended 31 December 2013                         Management  For           Voted - For
4   To Consider And, If Thought Fit, to Approve the
    Profit Distribution Proposal of the Company,
    Namely, the Proposal for Distribution of A Final
    Dividend of Rmb0.02 Per Share (tax Inclusive) in an
    Aggregate Amount of Approximately Rmb71.43 Million
    for the Year Ended 31 December 2013, and to
    Authorise the Chairman of the Board of Directors of
    the Company to Implement the Aforesaid Distribution Management  For           Voted - For
5   To Consider And, If Thought Fit, to Approve the
    Re-appointment of Shinewing (hk) Cpa Limited and
    Shinewing Certified Public Accountant LLP, As the
    International and Domestic Auditors of the Company,
    Respectively for the Year 2014, the Term of Such
    Re-appointment Shall Continue Until the Next Annual
    General Meeting of the Company, and to Authorize
    the Audit Committee of the Board of Directors of
    the Company to Determine Their Remuneration         Management  For           Voted - For
6   To Consider And, If Thought Fit, to Approve A
    General Mandate to the Board of Directors of the
    Company (the "board") to Issue, Allot and Deal with
    (1) Additional Unlisted Shares Not Exceeding 20% of
    the Unlisted Shares in Issue; and (2) Additional H
    Shares Not Exceeding 20% of the H Shares in Issue,
    and to Authorise the Board to Make Such
    Corresponding Amendments to the Articles of


392





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Association of the Company As It Think Fit So As to
    Reflect the New Capital Structure Upon the
    Allotment and Issue of the Shares                   Management  For           Voted - Against
7   To Consider And, If Thought Fit, to Approve: "that
    (a) the Company be and is Hereby Authorized to
    Issue the Ultra-short-term Financing Bonds in the
    Principal Amount of Not More Than Rmb8,000,000,000
    (the "ultra- Short-term Financing Bonds"); (b) in
    Accordance with the Applicable Laws and Regulations
    and Then Market Conditions, Any Executive Director
    of the Company be and is Hereby, Generally and
    Unconditionally Authorised, Within the Issue Plan,
    to Decide and Deal with the Matters in Connection
    with the Issuances of the Ultra-short-term
    Financing Bonds Under the Principle of Acting in
    the Best Interest of the Company                    Management  For           Voted - For
CHINA RAILWAY CONSTRUCTION CORPORATION LTD
CUSIP: Y1508P110
Meeting Date: 18-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428734.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428824.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year Ended 31
    December 2013. (please Refer to the "report of
    Directors" in the 2013 Annual Report of the
    Company.)                                           Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013. (please Refer to the
    Circular of the Company Dated 29 April 2014 for
    Details.)                                           Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year Ended 31
    December 2013. (please Refer to the Audited
    Financial Statements in the 2013 Annual Report of
    the Company.)                                       Management  For           Voted - For
4   To Consider and Approve the Profits Distribution
    Plan of the Company for the Year Ended 31 December
    2013. (please Refer to the Circular of the Company
    Dated 29 April 2014 for Details.)                   Management  For           Voted - For
5   To Consider and Approve the Annual Report of the
    Company for the Year Ended 31 December 2013 and Its
    Summary                                             Management  For           Voted - For
6   To Consider and Approve the Determination of the
    Cap for Guarantees for Wholly-owned Subsidiaries of
    the Company for 2014. (please Refer to the Circular
    of the Company Dated 29 April 2014 for Details.)    Management  For           Voted - For


393





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Consider and Approve the Appointment of External
    Auditors for 2014 and Payment of 2013 Auditing
    Service Fee. (please Refer to the Circular of the
    Company Dated 29 April 2014 for Details.)           Management  For           Voted - For
8   To Consider and Approve the Appointment of Internal
    Control Auditors for 2014 and Payment of 2013
    Auditing Service Fee. (please Refer to the Circular
    of the Company Dated 29 April 2014 for Details.)    Management  For           Voted - For
9   To Consider and Approve the Directors' Remuneration
    Packages for 2013. (please Refer to the "notes to
    Financial Statements" in the 2013 Annual Report of
    the Company for Details.)                           Management  For           Voted - For
10  To Consider and Approve the Change of Performance
    of Undertakings by Controlling Shareholder in
    Respect of Self-owned Buildings and Land Use
    Rights. (please Refer to the Circular of the
    Company Dated 29 April 2014 for Details.)           Management  For           Voted - For
11  To Consider and Approve the Grant of General
    Mandate to the Board of Directors to Issue New H
    Shares of the Company: "that Subject to Paragraphs
    (i), (ii) and (iii) Below, the Board of Directors
    be and is Hereby Granted, During the Relevant
    Period (as Hereafter Defined), an Unconditional
    General Mandate to Issue, Allot And/or Deal with
    Additional H Shares, and to Make Or Grant Offers,
    Agreements Or Options in Respect Thereof: (i) Such
    Mandate Shall Not Extend Beyond the Relevant Period
    Save That the Board of Directors May During the
    Relevant Period Make Or Grant Offers, Agreements Or
    Options Which Might Require the Exercise of Such
    Powers at Or After the End of the Relevant Period;
    Contd                                               Management  For           Voted - Against
    Contd (ii) the Aggregate Nominal Amount of the H
    Shares to be Issued,- Allotted And/or Dealt with Or
    Agreed Conditionally Or Unconditionally to
    Be-issued, Allotted And/or Dealt with by the Board
    of Directors Shall Not Exceed-20% of the Aggregate
    Nominal Amount of Its Existing H Shares at the Date
    Of-the Passing of This Special Resolution; and
    (iii) the Board of Directors Will-only Exercise Its
    Power Under Such Mandate in Accordance with the
    Company Law- and Hong Kong Listing Rules (as
    Amended from Time to Time) Or Applicable-laws,
    Rules and Regulations of Any Other Government Or
    Regulatory Bodies And-only If All Necessary
    Approvals from Csrc And/or Other Relevant Prc Contd Non-Voting                Non-Voting
    Contd Government Authorities are Obtained. for the
    Purpose of This Special-resolution, "relevant
    Period" Means the Period from the Passing of
    This-special Resolution at the Agm Until the
    Earliest Of: (i) the Conclusion Of-the Next Annual
    General Meeting of the Company Following the
    Passing of This-special                             Non-Voting                Non-Voting
    Resolution; Or (ii) the Expiration of the 12-month
    Period Following-the Passing of This Special


394





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Resolution; Or (iii) the Date on Which The-
    Authority Granted to the Board of Directors Set Out
    in This Special- Resolution is Revoked Or Varied by
    A Special Resolution of the Shareholders-of the
    Company in Any General Meeting. Contingent on the
    Board of Directors-resolving to Issue H Shares
    Pursuant to Paragraph Contd                                                   Non-Voting
    Contd (1) of This Special Resolution, the Board of
    Directors is Authorized To-increase the Registered
    Capital of the Company to Reflect the Number of
    H-shares to be Issued by the Company Pursuant to
    Paragraph (1) of This Special-resolution and to
    Make Such Appropriate and Necessary Amendments to
    The- Articles of Association of the Company As They
    Think Fit to Reflect Such-increase in the
    Registered Capital of the Company and to Take Any
    Other-action and Complete Any Formality Required to
    Effect the Issuance of H Shares-pursuant to
    Paragraph (1) of This Special Resolution and the
    Increase in The- Registered Capital of the Company  Non-Voting                Non-Voting
CHINA RAILWAY GROUP LTD
CUSIP: Y1509D116
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    333378 Due to Addition Of-resolution No.11.i and
    11.ii. All Votes Received on the Previous Meeting
    Will-be Disregarded and You Will Need to Reinstruct
    on This Meeting Notice. Thank Y-ou.                 Non-Voting                Non-Voting
    Please Note That the Company Notices and Proxy
    Forms are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508974.pdf-,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0610/ltn20140610189.-pdf And-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508941.p-df ,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0610/ltn20140610197.-pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
4   To Consider and Approve the Work Report of
    Independent Directors of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For


395





      GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
5     To Consider and Approve the Profit Distribution
      Plan of the Company for the Year Ended 31 December
      2013                                                Management  For           Voted - For
6     To Consider and Approve the Resolution in Relation
      to the Appointment of the Auditors for 2014,
      Re-appointment of Deloitte Touche Tohmatsu As the
      Company's International Auditors and Deloitte
      Touche Tohmatsu Cpa LLP As the Company's Domestic
      Auditors for A Term Ending at the Next Annual
      General Meeting of the Company, the Aggregate
      Remuneration Shall be Rmb43 Million                 Management  For           Voted - For
7     To Consider and Approve the Resolution in Relation
      to the Appointment of Internal Control Auditors for
      2014, Re-appointment of Deloitte Touche Tohmatsu
      Cpa LLP As the Internal Control Auditors of the
      Company for 2014, the Remuneration Shall be Rmb2.51
      Million                                             Management  For           Voted - For
8     To Consider and Approve the Provision of Total
      Amount of External Guarantee by the Company and
      Various Subsidiaries of the Company As Set Out in
      the Section Headed "letter from the Board - 4.
      Proposed Provision of Guarantee" in the Circular of
      the Company Dated 9 May 2014                        Management  For           Abstain
9.i   To Consider and Approve the Proposal of the
      Composition Plan of the Third Session of the Board
      of Directors of the Company, Namely: Re-election of
      Mr. Li Changjin As Executive Director of the
      Company for A Term of Three Years Commencing
      Immediately After the Conclusion of the Agm Until
      the Expiry of the Term of the Third Session of the
      Board of Directors of the Company                   Management  For           Voted - For
9.ii  To Consider and Approve the Proposal of the
      Composition Plan of the Third Session of the Board
      of Directors of the Company, Namely: Re-election of
      Mr. Yao Guiqing As Executive Director of the
      Company for A Term of Three Years Commencing
      Immediately After the Conclusion of the Agm Until
      the Expiry of the Term of the Third Session of the
      Board of Directors of the Company                   Management  For           Voted - For
9.iii To Consider and Approve the Proposal of the
      Composition Plan of the Third Session of the Board
      of Directors of the Company, Namely: Election of
      Mr. Dai Hegen As Executive Director of the Company
      for A Term of Three Years Commencing Immediately
      After the Conclusion of the Agm Until the Expiry of
      the Term of the Third Session of the Board of
      Directors of the Company                            Management  For           Voted - For
9.iv  To Consider and Approve the Proposal of the
      Composition Plan of the Third Session of the Board
      of Directors of the Company, Namely: Election of
      Mr. Guo Peizhang As Independent Non-executive
      Director of the Company for A Term of Three Years
      Commencing Immediately After the Conclusion of the
      Agm Until the Expiry of the Term of the Third
      Session of the Board of Directors of the Company    Management  For           Voted - For


396





     GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
9.v  To Consider and Approve the Proposal of the
     Composition Plan of the Third Session of the Board
     of Directors of the Company, Namely: Election of
     Mr. Wen Baoman As Independent Non-executive
     Director of the Company for A Term of Three Years
     Commencing Immediately After the Conclusion of the
     Agm Until the Expiry of the Term of the Third
     Session of the Board of Directors of the Company     Management  For           Voted - For
9.vi To Consider and Approve the Proposal of the
     Composition Plan of the Third Session of the Board
     of Directors of the Company, Namely: Election of
     Mr. Zheng Qingzhi As Independent Non-executive
     Director of the Company for A Term of Three Years
     Commencing Immediately After the Conclusion of the
     Agm Until the Expiry of the Term of the Third
     Session of the Board of Directors of the Company     Management  For           Voted - For
9.vii To Consider and Approve the Proposal of the
     Composition Plan of the Third Session of the Board
     of Directors of the Company, Namely: Election of
     Dr. Ngai Wai Fung As Independent Non-executive
     Director of the Company for A Term of Three Years
     Commencing Immediately After the Conclusion of the
     Agm Until the Expiry of the Term of the Third
     Session of the Board of Directors of the Company     Management  For           Voted - For
10   To Consider and Approve the Proposed Amendments to
     the Articles of Association of the Company As Set
     Out in Appendix II to the Circular of the Company
     Dated 9 May 2014                                     Management  For           Voted - For
11.i To Consider and Approve the Proposed Appointment of
     Shareholder Representative Supervisors of the Third
     Session of the Supervisor Committee, Namely:
     Election of Mr. Liu Chengjun As A Shareholder
     Representative                                       Management  For           Voted - Against
     Supervisor of the Company for A Term of Three Years
     Commencing Immediately After the Conclusion of the
     Agm Until the Expiry of the Term of the Third
     Session of the Supervisory Committee of the Company                            Non-Voting
11.ii To Consider and Approve the Proposed Appointment of
     Shareholder Representative Supervisors of the Third
     Session of the Supervisor Committee, Namely:
     Re-election of Mr. Chen Wenxin As A Shareholder
     Representative Supervisor of the Company for A Term
     of Three Years Commencing Immediately After the
     Conclusion of the Agm Until the Expiry of the Term
     of the Third Session of the Supervisory Committee
     of the Company                                       Management  For           Voted - Against


397


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA RESOURCES CEMENT HOLDINGS LTD
CUSIP: G2113L106
Meeting Date: 09-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0319/ltn20140319300.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0319/ltn20140319288.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements, the Report of the Directors and the
    Independent Auditor's Report for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend of Hkd 0.07 Per Share
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3.1 To Re-elect Mr. Zhou Longshan As Director           Management  For           Voted - Against
3.2 To Re-elect Mr. Pan Yonghong As Director            Management  For           Voted - Against
3.3 To Re-elect Mr. Lau Chung Kwok Robert As Director   Management  For           Voted - Against
3.4 To Re-elect Madam Zeng Xuemin As Director           Management  For           Voted - For
3.5 To Authorise the Board of Directors to Fix the
    Remuneration of the Directors of the Company        Management  For           Voted - For
4   To Re-appoint Messrs. Deloitte Touche Tohmatsu As
    Auditor and to Authorise the Board of Directors to
    Fix Their Remuneration                              Management  For           Voted - For
5   To Give A General Mandate to the Directors to
    Repurchase Shares of the Company                    Management  For           Voted - For
6   To Give A General Mandate to the Directors to Issue
    Additional Shares of the Company                    Management  For           Voted - Against
7   To Extend the General Mandate to be Given to the
    Directors to Issue New Shares                       Management  For           Voted - Against
CHINA RONGSHENG HEAVY INDUSTRIES GROUP HOLDINGS LT
CUSIP: G21187102
Meeting Date: 17-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0901/ltn20130901025.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0901/ltn20130901027.pdf                        Non-Voting                Non-Voting
1   To Grant A General Mandate to the Board of
    Directors of the Company to Allot, Issue and Deal


398





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with Additional Shares of the Company Not Exceeding
    20% of the Issued Share Capital of the Company As
    at the Date of Passing of This Resolution           Management  For           Voted - Against
Meeting Date: 25-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0307/ltn20140307930.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0307/ltn20140307932.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting.             Non-Voting                Non-Voting
1   To Approve the Creation and Issue of Seven Percent
    Convertible Bonds Due 2016 in the Aggregate
    Principal Amount of Hkd 1,000,000,000 by the
    Company (the ''convertible Bonds'') and the
    Allotment and Issue of New Shares Upon the Exercise
    of Conversion Rights Attached to the Convertible
    Bonds                                               Management  For           Voted - For
Meeting Date: 21-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415966.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415939.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and the Auditor for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2.a To Re-elect Ms. Zhu Wen Hua As A Director of the
    Company                                             Management  For           Voted - For
2.b To Re-elect Mr. Hu Wei Ping As A Director of the
    Company                                             Management  For           Voted - Against
2.c To Re-elect Mr. Wang Jin Lian As A Director of the
    Company                                             Management  For           Voted - For
3   To Authorise the Board of Directors of the Company
    to Fix the Remuneration of All Directors            Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditor of
    the Company and to Authorise the Board of Directors
    of the Company to Fix Its Remuneration              Management  For           Voted - For
5.A To Grant A General Mandate to the Board of
    Directors of the Company to Allot, Issue and Deal
    with Additional Shares of the Company Not Exceeding
    20% of the Issued Share Capital of the Company As
    at the Date of Passing of This Resolution           Management  For           Voted - Against


399





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.B To Grant A General Mandate to the Board of
    Directors of the Company to Repurchase Shares of
    the Company Not Exceeding 10% of the Issued Share
    Capital of the Company As at the Date of Passing of
    This Resolution                                     Management  For           Voted - For
5.C To Extend, Conditional Upon the Above Resolution
    Nos. 5a and 5b Being Duly Passed, the General
    Mandate to Allot Shares of the Company by Adding
    the Aggregate Nominal Amount of the Repurchased
    Shares to the General Mandate                       Management  For           Voted - Against
Meeting Date: 16-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0528/ltn20140528650.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0528/ltn20140528643.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Approve the Creation and Issue of Seven Per Cent
    Convertible Bonds Due 2016 in the Aggregate
    Principal Amount of Hkd 1,000,000,000 by the
    Company (the ''first Convertible Bonds'') and the
    Allotment and Issue of New Shares Upon the Exercise
    of Conversion Rights Attached to the First
    Convertible Bonds                                   Management  For           Voted - For
2   To Approve the Creation and Issue of Seven Per Cent
    Convertible Bonds Due 2016 in the Aggregate
    Principal Amount of Hkd 1,000,000,000 by the
    Company (the ''second Convertible Bonds'') and the
    Allotment and Issue of New Shares Upon the Exercise
    of Conversion Rights Attached to the Second
    Convertible Bonds                                   Management  For           Voted - For
CHINA SHANSHUI CEMENT GROUP LTD
CUSIP: G2116M101
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410507.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0410/ltn20140410419.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and Its


400





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Subsidiaries and the Reports of the Directors and
    Auditors for the Year Ended 31 December 2013        Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.1 To Re-elect Mr. Zhang Caikui As A Director and to
    Authorise the Board of Directors of the Company to
    Fix the Director's Remuneration                     Management  For           Voted - For
3.2 To Re-elect Mr. Li Cheung Hung As A Director and to
    Authorise the Board of Directors of the Company to
    Fix the Director's Remuneration                     Management  For           Voted - For
3.3 To Re-elect Mr. Hou Huailiang As A Director and to
    Authorise the Board of Directors of the Company to
    Fix the Director's Remuneration                     Management  For           Voted - For
3.4 To Appoint Ms. Wu Xiaoyun As A New Director and to
    Authorise the Board of Directors of the Company to
    Fix the Director's Remuneration                     Management  For           Voted - For
4   To Re-appoint KPMG As Auditors of the Company and
    to Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
5.1 To Grant A General and Unconditional Mandate to the
    Board of Directors to Issue Shares of the Company   Management  For           Voted - Against
5.2 To Grant A General and Unconditional Mandate to the
    Board of Directors to Repurchase the Company's
    Shares                                              Management  For           Voted - For
5.3 To Extend the General Mandate Granted to the Board
    of Directors Pursuant to Resolution No. 5(1) to
    Cover the Shares Repurchased by the Company
    Pursuant to Resolution No. 5(2)                     Management  For           Voted - Against
6.1 To Amend the Memorandum of Association of the
    Company in the Manner As Proposed in the Notice of
    the Agm Dated 10 April 2014 ("agm Notice")          Management  For           Voted - For
6.2 To Amend the Articles of Association of the Company
    in the Manner As Proposed in the Agm Notice:
    Article 20.6, 20.7, 20.8                            Management  For           Voted - For
6.3 To Approve the Adoption of A New Set of Memorandum
    and Articles of the Company, Which Consolidates All
    of the Proposed Amendments Set Out in the Agm
    Notice, As the Amended and Restated Memorandum and
    Articles of the Company in Substitution for and to
    the Exclusion of the Existing Memorandum and
    Articles of Association of the Company              Management  For           Voted - For
CHINA SHIPPING CONTAINER LINES CO LTD
CUSIP: Y1513C104
Meeting Date: 12-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1025/ltn20131025754.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1025/ltn20131025746.pdf                        Non-Voting                Non-Voting


401





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Approve the Share Purchase Agreement and the
    Transactions Contemplated Thereunder                Management  For           Voted - For
2   To Authorize the Board of Directors of the Company
    to Approve the Provision of Guarantees to
    Wholly-owned Subsidiaries of the Company in the
    Amount Not Exceeding Usd1,000,000,000 Or Its
    Equivalent in Rmb During the Period of One Year
    from the Passing of This Resolution                 Management  For           Voted - For
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429370.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429431.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    the Company for the Year Ended 31 December 2013     Management  For           Voted - For
2   To Consider and Approve the Work Report of
    Independent Non-executive Directors for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
4   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    and Its Subsidiaries for the Year Ended 31 December
    2013                                                Management  For           Voted - For
5   To Consider and Approve the Annual Report of the
    Company Prepared in Accordance with Requirements of
    the Jurisdiction Where Its Shares are Listed for
    the Year Ended 31 December 2013                     Management  For           Voted - For
6   To Consider and Approve the Proposed Profit
    Distribution Plan of the Company for the Year Ended
    31 December 2013                                    Management  For           Voted - For
7.a To Consider and Approve the Appointment of Mr. Liu
    Xihan As A Non- Executive Director of the Company   Management  For           Voted - For
7.b To Consider and Approve the Appointment of Mr. Yu
    Zenggang As A Non-executive Director of the Company Management  For           Voted - For
8   To Consider and Determine the Remuneration of the
    Directors and the Supervisors of the Board for the
    Year 2014                                           Management  For           Voted - For
9.a To Re-appoint Baker Tilly China Certified Public
    Accountants As the Company's Prc Auditor for the
    Year of 2014, and to Authorise the Audit Committee
    of the Board to Determine Its Remuneration          Management  For           Voted - For
9.b To Re-appoint Baker Tilly China Certified Public
    Accountants As the Company's Internal Control
    Auditor for the Year of 2014, and to Authorise the
    Audit Committee of the Board to Determine Its
    Remuneration                                        Management  For           Voted - For
9.c To Re-appoint Ernst & Young, Hong Kong Certified
    Public Accountants As the Company's International


402





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Auditor for the Year of 2014, and to Authorise the
    Audit Committee of the Board to Determine Its
    Remuneration                                        Management  For           Voted - For
10  To Consider and Approve the Proposed Amendments     Management  For           Voted - For
    20 May 2014: Please Note That According to the
    Company's Notice and Proxy Form-of the Agm,
    Shareholders May Cast 'abstain' Vote to the
    Resolutions Set Out T-hereon (except Resolutions
    7(a) + 7(b)). in Addition, the Method of
    Accumulati- Ve Poll Shall be Adopted for the
    Election of Directors Under Resolutions 7(a)-and
    7(b), According to Which the Numbers of Votes
    Entitled for Each Share Held-by Shareholders Shall
    Equal the Number of Proposed Non-executive
    Directors Of-the Company, and the Numbers of Votes
    of Shareholders Can be Concentrated In-use. for
    Example, If 2 Directors Will be Elected (i.e.
    Ordinary Resolution No.- 7(a) and 7(b) As Stated in
    the Notice of Agm) and A Shareholder Holds 1 Milli-
    on Shares, the Aggregate Number of His Votes Will
    be 2 Million (i.e. 1 Million-shares X 2 Equal to 2
    Million Voting Shares) for Ordinary Resolution No.
    7(a)-and 7(b). He May Choose to Cast the 2 Million
    Votes Equally Amongst the 2 Can-didates, Or to Cast
    All His Votes on A Single/several Candidate(s).     Non-Voting                Non-Voting
    20 May 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You Dec-ide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
CHINA SHIPPING DEVELOPMENT CO LTD
CUSIP: Y1503Y108
Meeting Date: 31-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0211/ltn20140211037.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0211/ltn20140211045.pdf                      Non-Voting                Non-Voting
1   To Approve the Appointment of Mr. Ruan Yongping As
    an Independent Non-executive Director of the
    Company and the Terms of His Appointment, Details
    of Which are Set Out in the Circular of the Company
    Dated 11 February 2014                              Management  For           Voted - For
2   To Approve and Confirm the Guarantee ("guarantee")
    to be Provided by the Company for the Benefit of
    Csd Hk, A Direct Wholly-owned Subsidiary of the
    Company, of Not More Than Usd 500,000,000, to
    Guarantee Csd Hk's Repayment Obligations for
    Offshore Bank Loans, and the Transactions
    Contemplated Thereunder, and to Authorise the


403





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Directors to Exercise All Powers Which They
    Consider Necessary to Do Such Acts and Things and
    Execute Such Other Documents Which in Their Opinion
    May be Necessary Or Desirable to Implement the
    Transactions Contemplated Under the Guarantee       Management  For           Voted - For
3   To Consider and Approve the Proposed Amendments to
    Article 4 of the Articles of Association of the
    Company As Set Out in the Circular of the Company
    Dated 11 February 2014                              Management  For           Voted - For
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    319137 Due to Addition Of-resolutions 12, 13 and
    14. All Votes Received on the Previous Meeting Will
    Be-disregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/ltn-20140417047.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn-20140523003.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0417/-ltn20140417053.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/-ltn20140523011.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the 2013 Audited Financial
    Statements of the Company                           Management  For           Voted - For
2   To Consider and Approve the 2013 Report of the
    Board of Directors of the Company                   Management  For           Voted - For
3   To Consider and Approve the 2013 Report of the
    Supervisory Committee of the Company                Management  For           Voted - For
4   To Consider and Approve the Duty Performance Report
    of the Independent Non-executive Directors in 2013  Management  For           Voted - For
5   To Consider and Approve the 2013 Annual Report of
    the Company                                         Management  For           Voted - For
6   The Appointment of Mr. Liu Xihan As an Executive
    Director of the Company ("director") and the Terms
    of His Appointment, Details of Which are Set Out in
    the Announcement of the Company Dated 15 April 2014 Management  For           Voted - For
7   The Appointment of Mr. Yu Zenggang As an Executive
    Director and the Terms of His Appointment, Details
    of Which are Set Out in the Announcement of the
    Company Dated 15 April 2014                         Management  For           Voted - For
8   The Appointment of Mr. Ip Sing Chi As an
    Independent Non-executive Director and the Terms of
    His Appointment (including His Remuneration),
    Details of Which are Set Out in the Announcement of
    the Company Dated 15 April 2014                     Management  For           Voted - For
9   To Consider and Approve the Remuneration and
    Allowances of the Directors and Supervisors of the
    Company for 2014, Details of Which are Set Out in
    the Notice of the Agm Dated 17 April 2014           Management  For           Voted - For


404





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10.A To Consider and Approve the Reappointment of Baker
    Tilly China Certified Public Accountants (as
    Specified) ("baker Tilly China") As the Domestic
    Auditor of the Company for the Financial Year
    Ending 31 December 2014 and Authorise the Board of
    Directors ("board") to Determine Its Remuneration   Management  For           Voted - For
10.B To Consider and Approve the Reappointment of Baker
    Tilly Hong Kong Limited Certified Public
    Accountants (as Specified) As the International
    Auditor of the Company for the Financial Year
    Ending 31 December 2014 and Authorise the Board to
    Determine Its Remuneration                          Management  For           Voted - For
10.C To Consider and Approve the Reappointment of Baker
    Tilly China As the Internal Control Auditor of the
    Company for the Financial Year Ending 31 December
    2014 and Authorise the Board to Determine Its
    Remuneration                                        Management  For           Voted - For
11  To Consider and Resolve Not to Declare A Final
    Dividend for the Year 2013                          Management  For           Voted - For
12  To Approve the Four Bareboat Charters Dated 15
    April 2014 (the "bareboat Charters") Entered Into
    Between Dong Fang International Asset Management
    Limited (as Specified) As Owner and China Shipping
    Bulk Carrier (hong Kong) Co., Limited (as
    Specified) As Charterer and the Transactions
    Contemplated Thereunder (including the Relevant
    Annual Caps); and to Authorise the Directors of the
    Company ("directors") to Exercise All Powers Which
    They Consider Necessary and Do Such Other Acts and
    Things and Execute Such Other Documents Which in
    Their Opinion May be Necessary Or Desirable to
    Implement the Transactions Contemplated Under the
    Bareboat Charters                                   Management  For           Voted - For
13  To Approve, Ratify and Confirm the Tanker Sea Crew
    Management Agreement Dated 29 April 2014 (the
    "tanker Sea Crew Management Agreement") Entered
    Into Between China Shipping International Ship
    Management Co., Ltd (as Specified) As Provider of
    Services and China Shipping Tanker Co., Ltd (as
    Specified) As Recipient of Services and The         Management  For           Voted - For
    Transactions Contemplated Thereunder (including the
    Relevant Annual Caps); and to Authorize the
    Directors to Exercise All Powers Which They
    Consider Necessary and Do Such Other Acts and
    Things and Execute Such Other Documents Which in
    Their Opinion May be Necessary Or Desirable to
    Implement the Transactions Contemplated Under the
    Tanker Sea Crew Management Agreement                                          Non-Voting
14  To Approve, Ratify and Confirm the Bulk Sea Crew
    Management Agreement Dated 29 April 2014 (the "bulk
    Sea Crew Management Agreement") Entered Into
    Between China Shipping International Ship
    Management Co., Ltd (as Specified) As Provider of
    Services and China Shipping Bulk Carrier Co.,
    Ltd(as Specified) As Recipient of Services and the


405





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Transactions Contemplated Thereunder (including the
    Relevant Annual Caps); and to Authorize the
    Directors to Exercise All Powers Which They
    Consider Necessary and Do Such Other Acts and
    Things and Execute Such Other Documents Which in
    Their Opinion May be Necessary Or Desirable to
    Implement the Transactions Contemplated Under the
    Bulk Sea Crew Management Agreement                  Management  For           Voted - For
CHINA ZHONGWANG HOLDINGS LTD
CUSIP: G215AT102
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution 1,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1203/ltn20131203704.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1203/ltn20131203726.pdf                      Non-Voting                Non-Voting
1   To Approve Resolution To: (1) Increase the
    Authorised Share Capital of the Company: (i) From:
    Hkd 800,000,000 Divided Into 8,000,0000,000 Shares
    of Nominal Or Par Value of Hkd 0.10 Each (ii) To:
    Hkd 3,000,000,000 Divided Into 30,000,000,000
    Shares of A Nominal Or Par Value of Hkd 0.10 Each.
    (2) Redesignate 10,000,000,000 Unissued Shares of A
    Nominal Or Par Value of Hkd 0.10 Each Into
    10,000,000,000 Restricted Voting Non-redeemable
    Convertible Preference Shares of A Nominal Or Par
    Value of Hkd 0.10 Each with the Rights, Privileges
    and Restrictions As Set Out in the Amendments to
    the Articles of Association of the Company in (5)
    Below (the "convertible Preference Shares") (3)
    Redesignate 20,000,000,000 Issued and Unissued
    Shares of A Nominal Or Par Value of Hkd 0.10 Each
    Into 20,000,000,000 Ordinary Shares of A Nominal Or
    Contd                                               Management  For           Voted - For
    Contd Par Value of Hkd 0.10 Each with the Rights,
    Privileges and Restrictions-as Set Out in the
    Amendments to the Articles of Association of the
    Company In-(5) Below (4) Approve Any Variation,
    Modification Or Abrogation of The-special Rights
    Attached to the Shares As A Result of (1) to (3)
    Above (5)-amend the Memorandum and Articles of
    Association of the Company To, Among-other Things,
    Incorporate the Terms of the Convertible Preference
    Shares                                              Non-Voting                Non-Voting


406





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 15-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0408/ltn20140408293.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0408/ltn20140408315.pdf                      Non-Voting                Non-Voting
1     To Receive and Approve the Audited Consolidated
      Financial Statements and the Reports of the
      Directors and the Independent Auditor for the Year
      Ended 31 December 2013                              Management  For           Voted - For
2     To Declare A Final Dividend for the Year Ended 31
      December 2013 to the Shareholders of the Company    Management  For           Voted - For
3.i.a To Re-elect Ms. Zhong Hong As an Executive Director
      of the Company                                      Management  For           Voted - Against
3.i.b To Re-elect Mr. Gou Xihui As an Executive Director
      of the Company                                      Management  For           Voted - Against
3.i.c To Re-elect Mr. Shi Ketong As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
3.ii  To Authorise the Board of Directors of the Company
      to Fix the Remuneration of the Directors            Management  For           Voted - For
4     To Re-appoint KPMG As Auditor of the Company and
      Its Subsidiaries and to Authorise the Board of
      Directors of the Company to Fix Their Remuneration  Management  For           Voted - For
5.A   To Grant A General Mandate to the Directors of the
      Company to Allot, Issue and Deal with the Shares of
      the Company in Accordance with Ordinary Resolution
      Number 5(a) As Set Out in the Notice of Annual
      General Meeting                                     Management  For           Voted - Against
5.B   To Grant A General Mandate to the Directors to
      Repurchase the Shares of the Company in Accordance
      with Ordinary Resolution Number 5(b) As Set Out in
      the Notice of Annual General Meeting                Management  For           Voted - For
5.C   Conditional Upon Passing of Ordinary Resolutions
      Number 5(a) and 5(b), to Extend the General Mandate
      Granted to the Directors of the Company to Allot,
      Issue and Deal with Additional Shares by the Number
      of Shares Repurchased in Accordance with Ordinary
      Resolution Number 5(b) As Set Out in the Notice of
      Annual General Meeting                              Management  For           Voted - Against
CITIC RESOURCES HOLDINGS LTD
CUSIP: G2155Y107
Meeting Date: 06-Dec-13 Meeting Type: Special General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against'-only for Resolutions 1 and
      2. Thank You.                                       Non-Voting                Non-Voting


407





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1104/ltn20131104530.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1104/ltn20131104308.pdf                        Non-Voting                Non-Voting
1   To Confirm, Ratify and Approve the 2014 Cooperation
    Agreement, the Transactions and the Annual Caps     Management  For           Voted - For
2   To Re-elect Mr. Kwok Peter Viem As A Director of
    the Company                                         Management  For           Voted - Against
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1121/ltn-20131121202.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1121/-ltn20131121194.pdf                     Non-Voting                Non-Voting
1   To Approve the Grant of Share Options to Mr. Kwok
    Peter Viem                                          Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0331/ltn20140331466.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0331/ltn20140331481.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Report of the Directors and the
    Independent Auditors' Report for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2.a To Re-elect Mr. Guo Tinghu As A Director            Management  For           Voted - Against
2.b To Re-elect Ms. Li So Mui As A Director             Management  For           Voted - Against
2.c To Re-elect Mr. Fan Ren Da, Anthony As A Director   Management  For           Voted - For
2.d To Re-elect Mr. Gao Pei Ji As A Director            Management  For           Voted - For
2.e To Authorise the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
3   To Re-appoint Ernst & Young As Auditors and
    Authorise the Board of Directors to Fix the
    Auditors' Remuneration                              Management  For           Voted - For
4.A To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                    Management  For           Voted - For
4.B To Grant A General Mandate to the Directors to
    Issue New Shares of the Company                     Management  For           Voted - Against
4.C To Increase the General Mandate to be Given to the
    Directors to Issue New Shares of the Company        Management  For           Voted - Against


408





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 27-Jun-14 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0611/ltn20140611341.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0611/ltn20140611401.pdf                      Non-Voting                Non-Voting
1   To Approve the Adoption of 2014 Share Option Scheme Management  For           Voted - For
CSR CORPORATION LTD
CUSIP: Y1822T103
Meeting Date: 16-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    327257 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn-20140429628.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn-20140523791.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/-ltn20140523799.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Work Report of the
    Second Session of the Board and 2013 Work Report of
    the Board of the Company                            Management  For           Voted - For
2   To Consider and Approve the 2013 Work Report of the
    Supervisory Committee of the Company                Management  For           Voted - For
3   To Consider and Approve the Resolution in Relation
    to the 2013 Final Accounts of the Company           Management  For           Voted - For
4   To Consider and Approve the Resolution in Relation
    to the 2013 Profit Distribution Plan of the Company Management  For           Voted - For
5   To Consider and Approve the Resolution in Relation
    to the Arrangement of Guarantees by the Company and
    Its Subsidiaries for 2014                           Management  For           Voted - For
6   To Consider and Approve the Resolution in Relation
    to the Remuneration and Welfare of the Directors
    and Supervisors of the Company for 2013             Management  For           Voted - For
7   To Consider and Approve the Resolution in Relation
    to the Appointment of Auditors for Financial
    Reports and Internal Control for 2014 by the
    Company and the Bases for Determination of Their
    Remuneration                                        Management  For           Voted - For
8   To Consider and Approve the Resolution in Relation
    to the Issue of Debt Financing Instruments          Management  For           Voted - For


409





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9    To Consider and Approve the Resolution in Relation
     to the Authorisation of A General Mandate to the
     Board to Issue New A Shares and H Shares of the
     Company                                             Management  For           Voted - Against
10.1 To Consider and Approve the Election of Mr. Zheng
     Changhong As an Executive Director                  Management  For           Voted - For
10.2 To Consider and Approve the Election of Mr. Liu
     Hualong As an Executive Director                    Management  For           Voted - For
10.3 To Consider and Approve the Election of Mr. Fu
     Jianguo As an Executive Director                    Management  For           Voted - For
10.4 To Consider and Approve the Election of Mr. Liu
     Zhiyong As A Non- Executive Director                Management  For           Voted - For
10.5 To Consider and Approve the Election of Mr. Yu
     Jianlong As an Independent Non-executive Director   Management  For           Voted - For
10.6 To Consider and Approve the Election of Mr. Li
     Guo'an As an Independent Non-executive Director     Management  For           Voted - For
10.7 To Consider and Approve the Election of Mr. Wu Zhuo
     As an Independent Non-executive Director            Management  For           Voted - For
10.8 To Consider and Approve the Election of Mr. Chan Ka
     Keung, Peter As an Independent Non-executive
     Director                                            Management  For           Voted - For
11.1 To Consider and Approve the Election of Mr. Wang
     Yan As A Shareholder Representative Supervisor      Management  For           Voted - Against
11.2 To Consider and Approve the Election of Mr. Sun Ke
     As A Shareholder Representative Supervisor          Management  For           Voted - For
DONGFANG ELECTRIC CORPORATION LTD
CUSIP: Y20958107
Meeting Date: 19-Dec-13 Meeting Type: Class Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/1101/ltn201311011072.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/1101/ltn20131101938.pdf                      Non-Voting                Non-Voting
1.1  To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds: Type
     of Securities to be Issued                          Management  For           Voted - For
1.2  To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval


410





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting
    (the "a Shares Class Meeting") at the A Shares
    Class Meeting Both on 19 December 2013, the
    Proposed Issue of A Share Convertible Bonds: Issue
    Size                                                Management  For           Voted - For
1.3 To Consider and Approve, Upon the Shareholders'
    Approval to Pass the Special Resolutions No. 1 to
    No. 2 As Contained in the Notice of the 2013 First
    Extraordinary General Meeting (the "egm") of the
    Company at the Egm and the A Shareholders' Approval
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting
    (the "a Shares Class Meeting") at the A Shares
    Class Meeting Both on 19 December 2013, the
    Proposed Issue of A Share Convertible Bonds:
    Nominal Value and Issue Price                       Management  For           Voted - For
1.4 To Consider and Approve, Upon the Shareholders'
    Approval to Pass the Special Resolutions No. 1 to
    No. 2 As Contained in the Notice of the 2013 First
    Extraordinary General Meeting (the "egm") of the
    Company at the Egm and the A Shareholders' Approval
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting
    (the "a Shares Class Meeting") at the A Shares
    Class Meeting Both on 19 December 2013, the
    Proposed Issue of A Share Convertible Bonds: Term   Management  For           Voted - For
1.5 To Consider and Approve, Upon the Shareholders'
    Approval to Pass the Special Resolutions No. 1 to
    No. 2 As Contained in the Notice of the 2013 First
    Extraordinary General Meeting (the "egm") of the
    Company at the Egm and the A Shareholders' Approval
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting
    (the "a Shares Class Meeting") at the A Shares
    Class Meeting Both on 19 December 2013, the
    Proposed Issue of A Share Convertible Bonds:
    Interest Rate                                       Management  For           Voted - For
1.6 To Consider and Approve, Upon the Shareholders'
    Approval to Pass the Special Resolutions No. 1 to
    No. 2 As Contained in the Notice of the 2013 First
    Extraordinary General Meeting (the "egm") of the
    Company at the Egm and the A Shareholders' Approval
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting
    (the "a Shares Class Meeting") at the A Shares
    Class Meeting Both on 19 December 2013, the
    Proposed Issue of A Share Convertible Bonds: Timing
    and Method of Interest Payment                      Management  For           Voted - For
1.7 To Consider and Approve, Upon the Shareholders'
    Approval to Pass the Special Resolutions No. 1 to
    No. 2 As Contained in the Notice of the 2013 First
    Extraordinary General Meeting (the "egm") of the
    Company at the Egm and the A Shareholders' Approval
    to Pass the Special Resolutions No. 1 As Contained
    in the Notice of 2013 First A Shares Class Meeting


411





     GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Conversion Period                                   Management  For           Voted - For
1.8  To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Determination and Adjustment of Conversion Price    Management  For           Voted - For
1.9  To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Downward Adjustment to Conversion Price             Management  For           Voted - For
1.10 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Conversion Method of A Shares                       Management  For           Voted - For
1.11 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds: Terms
     of Redemption                                       Management  For           Voted - For
1.12 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares


412





     GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds: Terms
     of Sale Back                                         Management  For           Voted - For
1.13 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Dividend Rights of the Year of Conversion            Management  For           Voted - For
1.14 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds: Method
     of Issue and Target Subscribers                      Management  For           Voted - For
1.15 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Subscription Arrangement for Existing A Shareholders Management  For           Voted - For
1.16 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds: the Cb
     Holders and the Cb Holders' Meetings                 Management  For           Voted - For
1.17 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the


413





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Proposed Issue of A Share Convertible Bonds: Use of
     Proceeds from the Proposed Issue of A Share
     Convertible Bonds                                   Management  For           Voted - For
1.18 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Guarantee                                           Management  For           Voted - For
1.19 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Account for Deposit of Proceeds                     Management  For           Voted - For
1.20 To Consider and Approve, Upon the Shareholders'
     Approval to Pass the Special Resolutions No. 1 to
     No. 2 As Contained in the Notice of the 2013 First
     Extraordinary General Meeting (the "egm") of the
     Company at the Egm and the A Shareholders' Approval
     to Pass the Special Resolutions No. 1 As Contained
     in the Notice of 2013 First A Shares Class Meeting
     (the "a Shares Class Meeting") at the A Shares
     Class Meeting Both on 19 December 2013, the
     Proposed Issue of A Share Convertible Bonds:
     Validity Period of the Resolutions in Relation to
     the Proposed Issue of A Share Convertible Bonds     Management  For           Voted - For
Meeting Date: 19-Dec-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1101/ltn201311011015.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1101/ltn20131101862.pdf                        Non-Voting                Non-Voting
1.1  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Type of Securities to be
     Issued                                              Management  For           Voted - For
1.2  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Issue Size                 Management  For           Voted - For
1.3  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Nominal Value and Issue
     Price                                               Management  For           Voted - For


414





     GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.4  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Term                       Management  For           Voted - For
1.5  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Interest Rate              Management  For           Voted - For
1.6  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Timing and Method of
     Interest Payment                                    Management  For           Voted - For
1.7  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Conversion Period          Management  For           Voted - For
1.8  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Determination and
     Adjustment of Conversion Price                      Management  For           Voted - For
1.9  To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Downward Adjustment to
     Conversion Price                                    Management  For           Voted - For
1.10 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Conversion Method of A
     Shares                                              Management  For           Voted - For
1.11 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Terms of Redemption        Management  For           Voted - For
1.12 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Terms of Sale Back         Management  For           Voted - For
1.13 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Dividend Rights of the
     Year of Conversion                                  Management  For           Voted - For
1.14 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Method of Issue and Target
     Subscribers                                         Management  For           Voted - For
1.15 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Subscription Arrangement
     for Existing A Shareholders                         Management  For           Voted - For
1.16 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: the Cb Holders and the Cb
     Holders' Meetings                                   Management  For           Voted - For
1.17 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Use of Proceeds from the
     Proposed Issue of A Share Convertible Bonds         Management  For           Voted - For
1.18 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Guarantee                  Management  For           Voted - For
1.19 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Account for Deposit of
     Proceeds                                            Management  For           Voted - For
1.20 To Consider and Approve the Proposed Issue of A
     Share Convertible Bonds: Validity Period of the
     Resolutions in Relation to the Proposed Issue of A
     Share Convertible Bonds                             Management  For           Voted - For
2    To Authorize the Board to Deal with Matters in
     Relation to the Proposed Issue of A Share
     Convertible Bonds (details Please Refer to the
     Announcement)                                       Management  For           Voted - For
3    To Consider and Approve the Proposal in Respect of
     the Report on the Use of Proceeds from the Last
     Issue of Securities of the Company                  Management  For           Voted - For


415





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider and Approve the Proposal in Respect of
    the Feasibility Analysis Report on the Use of
    Proceeds from the Issue of A Share Convertible Bonds Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0313/ltn20140313445.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0313/ltn20140313429.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                               Management  For           Voted - For
3   To Consider and Approve the Proposal for the
    Distribution of Profits After Tax for the Year
    Ended 31 December 2013, Including the Proposal for
    the Declaration and Payment of Final Dividend for
    the Year Ended 31 December 2013                      Management  For           Voted - For
4   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries for the Year Ended 31 December 2013     Management  For           Voted - For
5   To Consider and Approve the Re-appointment of
    Shinewing Certified Public Accountants (special
    General Partnership) As the Auditors of the Company
    Auditing the Company's Financial Statements for the
    Year 2014 and Authorize the Board to Determine Its
    Remuneration                                         Management  For           Voted - For
6   To Consider and Approve the Adoption of the
    Company's Shareholders' Return Plan for the Next
    Three Years (2014-2016)                              Management  For           Voted - For
7   To Consider and Approve the Amendments to the
    Articles of Association; and Authorize the Board to
    Deal With, in Its Absolute Discretion, All Matters
    Relating to the Proposed Amendments to the Articles
    of Association : Article 191, Article 198            Management  For           Voted - For
Meeting Date: 24-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508417.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508481.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Appointment of Mr. Wang
    Zaiqiu As A Supervisor of the Company                Management  For           Voted - Against


416


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FIRST TRACTOR COMPANY LIMITED
CUSIP: Y25714109
Meeting Date: 19-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    217211 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0627/ltn-20130627811.pdf,
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0627/ltn-20130627809.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0711/ltn-20130711761.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0711/-ltn20130711763.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Resolution in Relation
    to the Amendments to the "management System for
    Raised Fund" of the Company                         Management  For           Voted - For
2   Please Note That This is A Shareholder Proposal for
    Which the Management Makes No Vote Recommendation:
    to Consider and Approve the Injection of the Assets
    of the Hi-powered Agricultural Diesel Engine
    Project Into Yto Diesel                             Management  For           Voted - For
3   Please Note That This is A Shareholder Proposal for
    Which the Management Makes No Vote Recommendation:
    Provided That the Relevant Requirements of the
    Rules Governing the Listing of Stocks on Shanghai
    Stock Exchange, Relevant Requirements of the Rules
    Governing the Listing of Securities on the Stock
    Exchange of Hong Kong Limited and Other Relevant
    Requirements are Complied With, the Board be Hereby
    Authorized to Consider and Approve the Matter in
    Relation to the Capital Contribution to Yto Diesel
    by Injecting the Subsequent Constructed Assets of
    the Company's Hi-powered Agricultural Diesel Engine
    Project with Assets Valuation                       Management  For           Voted - For
Meeting Date: 15-Oct-13 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0827/ltn20130827788.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0827/ltn20130827768.pdf                        Non-Voting                Non-Voting
1   To Authorize the Board (the "board") of Directors
    (the "directors") of the Company to Repurchase H
    Shares of the Company (the "h Shares") Subject to
    the Following Conditions: (a) Subject to Paragraphs


417





GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
(b), (c) and (d) Below, During the Relevant Period
(as Defined in Paragraph (e) Below), the Board May
Exercise All the Powers of the Company to
Repurchase H Shares in Issue on the Stock Exchange
of Hong Kong Limited (the "stock Exchange"),
Subject to and in Accordance with All Applicable
Laws, Rules and Regulations And/or Requirements of
the Governmental Or Regulatory Body of Securities
in the Prc, the Stock Exchange Or of Any Other
Governmental Or Regulatory Body be and is Approved;
(b) the Authorization in Respect of the Repurchase
of H Shares to the Board Includes But Not Limited
To: (i) Formulate and Implement Specific Contd      Management  For           Voted - For
Contd Repurchase Proposal, Including But Not
Limited to the Repurchase Price-and Repurchase
Amount, and Decide the Timing of Repurchase and
Time Limit;-(ii) Notify the Creditor(s) of the
Company and Publish Announcement(s) In- Accordance
with the Company Law of the Prc and the Articles of
Association Of-the Company; (iii) Open Offshore
Securities Account and Attend Relevant-registration
Procedures for Foreign Exchange; (iv) Implement the
Relevant-approval Procedures Pursuant to the
Requirements of the Regulatory-authorities and the
Listing Places, and Report to the China
Securities-regulatory Commission; (v) Attend the
Cancellation Matters in Respect of The-repurchased
Shares, Reduce the Registered Capital, Amend the
Articles Of- Association of the Company in Relation
to the Total Share Capital Amount And-shareholding
Contd                                               Non-Voting                Non-Voting
Contd Structure, and Attend the Relevant Required
Domestic and Overseas-registration and Reporting
Procedures; and (vi) Execute and Handle All
Other-relevant Documents and Matters in Relation to
the Share Repurchase; (c) The- Aggregate Nominal
Value of H Shares Authorized to be Repurchased
Pursuant To-the Approval in Paragraph (a) Above
During the Relevant Period Shall Not-exceed 10
Percent of the Aggregate Nominal Value of H Shares
in Issue As At-the Date                             Non-Voting                Non-Voting
Of the Passing of This Resolution; (d) the Approval
in Paragraph (a)-above Shall be Conditional Upon:
(i) the Passing of A Special Resolution In-the Same
Terms As the Resolution Set Out in This Paragraph
(except for This-sub-paragraph (d)(i)) at the
Extraordinary General Meeting of the Company To-be
Held on 15 October 2013 (or on Such Adjourned Date
As May be Applicable-contd                                                    Non-Voting
Contd ) and at the Class Meeting for Holders of A
Shares of the Company to Be-held on 15 October 2013
(or on Such Adjourned Date As May be Applicable);
And-(ii) the Approval of the State Administration
of Foreign Exchange of the Prc- And/or Any Other
Regulatory Authorities As May be Required by the
Laws, Rules-and Regulations of the Prc Being


418





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Obtained by the Company If Appropriate; (e)-for the
    Purpose of This Special Resolution, "relevant
    Period" Means The-period from the Passing of This
    Special Resolution Until Whichever is The-earlier
    Of: (i) the Conclusion of the Next Annual General
    Meeting Following-the Passing of This Special
    Resolution; (ii) the Expiry of A Period of
    Twelve-months Following the Passing of This Special
    Resolution; Or (iii) the Date On-which the
    Authority Set Out in This Special Resolution is
    Revoked Contd                                       Non-Voting                Non-Voting
    Contd Or Varied by A Special Resolution of the
    Members of the Company in Any-general Meeting Or by
    A Special Resolution of Holders of H Shares Or
    Holders-of A Shares of the Company at Their
    Respective Class Meetings                           Non-Voting                Non-Voting
Meeting Date: 15-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0827/ltn20130827732.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0827/ltn20130827724.pdf                        Non-Voting                Non-Voting
O.1 To Consider and Approve the Authorization to the
    Board of Directors of the Company To, After the
    Expiry of the Directors Liability Insurance
    Purchased by the Company in 2012, Purchase the
    Directors Liability Insurance for the Directors,
    Supervisors and Senior Management Officers of the
    Company with Insurance Coverage of Rmb30,000,000
    and A Term of Twelve Months Counting from the
    Commencement Date of the Insurance, Renewable Upon
    Maturity                                            Management  For           Abstain
O.2 To Consider and Approve the Appointment of Baker
    Tilly China Certified Public Accountants As the
    Internal Control Auditor of the Company for the
    Financial Year 2013, with A Term from the Date of
    Approval at the Egm to the Date of the 2013 Annual
    General Meeting of the Company                      Management  For           Voted - For
O.3 To Consider and Approve the Resolution of Provision
    of Guarantee by the Company and Its Subsidiaries.
    (provided That the Relevant Requirements of China
    Securities Regulatory Commission, Relevant
    Requirements of the Rules Governing the Listing of
    Securities on the Stock Exchange of Hong Kong
    Limited (including But Not Limited to Chapters 14
    and 14a) and Other Relevant Requirements are
    Complied With, the Company and Its Subsidiaries be
    Hereby Approved to Provide Guarantee for the
    Purchasers of Agricultural Machine Products with an
    Amount of Not More Than Rmb150 Million; the
    Validity Period of the Aforesaid Guarantee is from
    1 January 2014 to 30 June 2015. the Chairman of the
    Board of Directors of the Company be Hereby


419





GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
Authorized to Approve the Contents of the Guarantee
Agreements and Any Other Relevant Matters Such As
Contd                                                 Management  For           Voted - For
Contd Their Signing and Execution During the
Validity Period of The-guarantee.)                    Non-Voting                Non-Voting
S.1 To Authorize the Board (the "board") of Directors
(the "directors") of the Company to Repurchase H
Shares of the Company (the "h Shares") Subject to
the Following Conditions: (a) Subject to Paragraphs
(b), (c) and (d) Below, During the Relevant Period
(as Defined in Paragraph (e) Below), the Board May
Exercise All the Powers of the Company to
Repurchase H Shares in Issue on the Stock Exchange
of Hong Kong Limited (the "stock Exchange"),
Subject to and in Accordance                          Management  For           Voted - For
With All Applicable Laws, Rules and Regulations
And/or Requirements of the Governmental Or
Regulatory Body of Securities in the Prc, the Stock
Exchange Or of Any Other Governmental Or Regulatory
Body be and is Approved; (b) the Authorization in
Respect of the Repurchase of H Shares to the Board
Includes But Not Limited To: (i) Formulate and
Implement Specific Contd                                                        Non-Voting
Contd Repurchase Proposal, Including But Not
Limited to the Repurchase Price-and Repurchase
Amount, and Decide the Timing of Repurchase and
Time Limit;-(ii) Notify the Creditor(s) of the
Company and Publish Announcement(s) In- Accordance
with the Company Law of the Prc and the Articles of
Association Of-the Company; (iii) Open Offshore
Securities Account and Attend Relevant-registration
Procedures for Foreign Exchange; (iv) Implement the
Relevant-approval Procedures Pursuant to the
Requirements of the Regulatory-authorities and the
Listing Places, and Report to the China
Securities-regulatory Commission; (v) Attend the
Cancellation Matters in Respect of The-repurchased
Shares, Reduce the Registered Capital, Amend the
Articles Of- Association of the Company in Relation
to the Total Share Capital Amount And-shareholding
Contd                                                 Non-Voting                Non-Voting
Contd Structure, and Attend the Relevant Required
Domestic and Overseas-registration and Reporting
Procedures; and (vi) Execute and Handle All
Other-relevant Documents and Matters in Relation to
the Share Repurchase; (c) The- Aggregate Nominal
Value of H Shares Authorized to be Repurchased
Pursuant To-the Approval in Paragraph (a) Above
During the Relevant Period Shall Not-exceed 10 Per
Cent of the Aggregate Nominal Value of H Shares in
Issue As At-the Date of the Passing of This
Resolution; (d) the Approval in Paragraph-(a) Above
Shall be Conditional Upon: (i) the Passing of A
Special Resolution-in the Same Terms As the
Resolution Set Out in This Paragraph (except
For-this Sub- Paragraph (d)(i)) at the Class


420





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Meeting for Holders of H Shares Of-the Company to
    be Held on 15 October 2013 (or on Such Adjourned
    Date As May-be Contd                                 Non-Voting                Non-Voting
    Contd Applicable) and at the Class Meeting for
    Holders of A Shares of The-company to be Held on 15
    October 2013 (or on Such Adjourned Date As May
    Be-applicable); and (ii) the Approval of the State
    Administration of Foreign-exchange of the Prc
    And/or Any Other Regulatory Authorities As May
    Be-required by the Laws, Rules and Regulations of
    the Prc Being Obtained by The- Company If
    Appropriate; (e) for the Purpose of This Special
    Resolution,-"relevant Period" Means the Period from
    the Passing of This Special- Resolution Until
    Whichever is the Earlier Of: (i) the Conclusion of
    the Next-annual General Meeting Following the
    Passing of This Special Resolution; (ii)-the Expiry
    of A Period of Twelve Months Following the Passing
    of This Special-resolution; Or (iii) the Date on
    Which the Authority Set Out in This
    Special-resolution Contd                             Non-Voting                Non-Voting
    Contd is Revoked Or Varied by A Special Resolution
    of the Members of The-company in Any General
    Meeting Or by A Special Resolution of Holders of
    H-shares Or Holders of A Shares of the Company at
    Their Respective Class-meetings                      Non-Voting                Non-Voting
Meeting Date: 30-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114251.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114235.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the Appointment of Mr. Wang
    Erlong As A Non-executive Director of the Company
    for A Term from 30 December 2013 to 19 December 2015 Management  For           Voted - For
2   To Consider and Approve the Amendments to the
    "rules of Procedures of Board Meetings" of the
    Company                                              Management  For           Voted - For
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "11 and 12". Thank You.                      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411700.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411706.pdf                       Non-Voting                Non-Voting


421





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.1 To Consider and Approve the Report of the Board
    (the "board") of Directors (the "directors") of the
    Company for the Year 2013                            Management  For           Voted - For
O.2 To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                 Management  For           Voted - For
O.3 To Consider and Approve the Audited Financial
    Report of the Company for the Year 2013              Management  For           Voted - For
O.4 To Consider and Approve the Profit Distribution
    Proposal of the Company for the Year Ended 31
    December 2013: the Board Recommends the Following
    Profit Distribution Proposal for 2013: A Cash
    Dividend of Rmb0.6 (tax Inclusive) for Every Ten
    Shares on the Basis of the Total Share Capital of
    the Company of 995,900,000 Shares As at 31 December
    2013                                                 Management  For           Voted - For
O.5 To Consider and Approve the Re- Appointment of
    Baker Tilly China Certified Public Accountants and
    Baker Tilly Hong Kong Limited As the Prc and Hong
    Kong Auditors of the Company Respectively for the
    Year 2014, and to Authorize the Board to Decide
    Their Remunerations in the Total Amount of No More
    Than Rmb2,500,000                                    Management  For           Voted - For
O.6 To Consider and Approve the Re- Appointment of
    Baker Tilly China Certified Public Accountants As
    the Internal Control Auditor of the Company for the
    Year 2014, with the Audit Fees of Rmb480,000         Management  For           Voted - For
O.7 To Consider and Approve the Resolution in Relation
    to Provision of Guarantees by the Company for
    Dealers of Agricultural Machinery Products Under
    the Brand Name of "dong Fanghong"                    Management  For           Voted - For
O.8 To Consider and Approve the Resolution in Relation
    to Provision of Guarantees by the Company for
    Subsidiaries, Yto (luoyang) Forklift Company
    Limited, Yto (luoyang) Transporting Machinery
    Company Limited and Yto (luoyang) Shentong
    Engineering Machinery Company Limited                Management  For           Voted - For
O.9 To Consider and Approve the Amendments to the
    "rules of Procedures for the Supervisory Committee"
    of the Company (details of Which are Set Out in the
    Announcement of the Company Dated 27 March 2014)     Management  For           Voted - For
O.10 To Consider and Approve the Appointment of Mr. Yu
    Zengbiao As the Independent Non-executive Director
    of the Company for A Term from 29 May 2014 to 19
    December 2015                                        Management  For           Voted - For
O.11 To Consider and Approve the Appointment of Mr. Wang
    Kejun As the Non-executive Director of the Company
    for A Term from 29 May 2014 to 19 December 2015      Management  For           Voted - For
O.12 To Consider and Approve the Appointment of Mr. Wu
    Zongyan As the Non-executive Director of the
    Company for A Term from 29 May 2014 to 19 December
    2015                                                 Management  For           Voted - For
S.1 To Consider and Approve the Amendments to the
    Articles of Association of the Company (details of
    Which are Set Out in the Announcement of the


422





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company Dated 27 March 2014), and That Any Director
    be and is Hereby Authorised to Modify the Wordings
    of Such Amendments As Appropriate (such Amendments
    Will Not be Required to be Approved by the
    Shareholders of the Company) and Execute All Such
    Documents And/or Do All Such Acts As the Directors
    May, in Their Absolute Discretion, Deem Necessary
    Or Expedient and in the Interest of the Company in
    Order to Deal with Other Related Issues Arising
    from the Amendments to the Articles of Association
    of the Company                                      Management  For           Voted - For
    23 Apr 2014: Please Note That This is A Revision
    Due to Change in Split Voting-tag from N to Y. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote A-gain Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
GUANGSHEN RAILWAY CO LTD
CUSIP: Y2930P108
Meeting Date: 19-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1101/ltn201311011600.pdf;-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1101/ltn201311011577.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1101/ltn201311011591.pdf                       Non-Voting                Non-Voting
1   To Approve the Framework Comprehensive Services
    Agreement Dated 18 October 2013 Entered Into
    Between the Company and Guangzhou Railway (group)
    Company (the "framework Comprehensive Services
    Agreement"), the Continuing Connected Transactions
    Contemplated Thereunder, and the Proposed Annual
    Caps in Relation to the Continuing Connected
    Transactions Under the Framework Comprehensive
    Services Agreement for the Three Financial Years
    Ending 31 December 2016; and to Authorize the
    General Manager of the Company for and on Behalf of
    the Company to Execute All Such Other Documents and
    Agreements and Do Such Acts Or Things As He May in
    His Absolute Discretion Consider to be Necessary,
    Desirable, Appropriate Or Expedient to Implement Or
    Give Effect to the Transactions Under the Framework
    Comprehensive Services Agreement                    Management  For           Voted - For
    05 Nov 2013: Please Note That This is A Revision
    Due to Addition of Url Link.-if You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form U-nless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting


423





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn20140409347.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn20140409329.pdf                       Non-Voting                Non-Voting
1    To Review and Approve the Work Report of the Board
     of Directors of the Company for 2013                 Management  For           Voted - For
2    To Review and Approve the Work Report of the
     Supervisory Committee of the Company for 2013        Management  For           Voted - For
3    To Review and Approve the Audited Financial
     Statements of the Company for 2013                   Management  For           Voted - For
4    To Review and Approve the Profits Distribution
     Proposal of the Company for 2013                     Management  For           Voted - For
5    To Review and Approve the Financial Budget Proposal
     of the Company for 2014                              Management  For           Voted - For
6    To Review and Approve the Re- Appointment of
     PricewaterhouseCoopers Zhong Tian LLP As the Prc
     Auditor to the Company for 2014 and to Authorize
     the Board of Directors of the Company and the Audit
     Committee to Determine Its Remuneration              Management  For           Voted - For
7    To Review and Approve the Re- Appointment of
     PricewaterhouseCoopers As the International Auditor
     to the Company for 2014 and to Authorize the Board
     of Directors of the Company and the Audit Committee
     to Determine Its Remuneration                        Management  For           Voted - For
8.1  To Re-appoint Mr. Li Wenxin As Executive Director
     and Non- Executive Director                          Management  For           Voted - For
8.2  To Re-appoint Mr. Shen Yi As Executive Director and
     Non-executive Director                               Management  For           Voted - For
8.3  To Re-appoint Mr. Luo Qing As Executive Director
     and Non- Executive Director                          Management  For           Voted - For
8.4  To Re-appoint Mr. Sun Jing As Executive Director
     and Non- Executive Director                          Management  For           Voted - For
8.5  To Re-appoint Mr. of Yu Zhiming As Executive
     Director and Non- Executive Director                 Management  For           Voted - For
8.6  To Appoint Mr. Huang Xin As Executive Director and
     Non-executive Director                               Management  For           Voted - For
9.1  To Appoint Mr. Chen Song As Independent
     Non-executive Director                               Management  For           Voted - For
9.2  To Appoint Mr. Jia Jianmin As Independent
     Non-executive Director                               Management  For           Voted - For
9.3  To Appoint Mr. Wang Yunting As Independent
     Non-executive Director                               Management  For           Voted - For
10.1 To Appoint Mr. Liu Mengshu As Supervisor Committee   Management  For           Voted - For
10.2 To Re-appoint Mr. Chen Shaohong As Supervisor
     Committee                                            Management  For           Voted - Against
10.3 To Re-appoint Mr. Shen Jiancong As Supervisor
     Committee                                            Management  For           Voted - For
10.4 To Re-appoint Mr. Li Zhiming As Supervisor Committee Management  For           Voted - Against


424





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Review and Approve the Remunerations and
    Allowances of Directors of the Seventh Session of
    the Board of Directors of the Company               Management  For           Voted - For
12  To Review and Approve the Allowances of Supervisors
    of the Seventh Session of the Supervisory Committee
    of the Company                                      Management  For           Voted - For
    11 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolutions 8.1 to
    8.6. If You Have Already Sent in Your Votes, Please
    Do No-t Return This Proxy Form Unless You Decide to
    Amend Your Original Instructions-. Thank You.       Non-Voting                Non-Voting
HAITIAN INTERNATIONAL HOLDINGS LTD
CUSIP: G4232C108
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411978.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411969.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Consolidated Audited
    Financial Statements of the Company and Its
    Subsidiaries and the Reports of the Directors and
    the Auditors of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Re-elect Prof. Helmut Helmar Franz As Director
    of the Company and to Authorise the Board of
    Directors of the Company to Fix His Remuneration    Management  For           Voted - Against
3   To Re-elect Mr. Gao Xunxian As Director of the
    Company and to Authorise the Board of Directors of
    the Company to Fix His Remuneration                 Management  For           Voted - For
4   To Re-elect Dr. Steven Chow As Director of the
    Company and to Authorise the Board of Directors of
    the Company to Fix His Remuneration                 Management  For           Voted - Against
5   To Re-elect Mr. Lou Baijun As Director of the
    Company and to Authorise the Board of Directors of
    the Company to Fix His Remuneration                 Management  For           Voted - For
6   To Authorise the Board of Directors of the Company
    to Fix the Remuneration of the Company's Directors  Management  For           Voted - For
7   To Re-appoint PricewaterhouseCoopers As the
    Company's Auditors and to Authorise the Board of
    Directors of the Company to Fix Their Remuneration  Management  For           Voted - For
8   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue and Deal with the Company's
    Shares                                              Management  For           Voted - Against
9   To Grant A General Mandate to the Directors of the
    Company to Repurchase the Company's Shares          Management  For           Voted - For


425





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Add the Nominal Value of the Shares Repurchased
    by the Company to the Mandate Granted to the
    Directors of the Company Under Resolution No. 8     Management  For           Voted - Against
HARBIN ELECTRIC COMPANY LTD
CUSIP: Y30683109
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn20140323107.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn20140323099.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Directors
    of the Company for the Year Ended 31st December,
    2013                                                Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31st December, 2013                           Management  For           Voted - For
3   To Consider and Approve the Audited Accounts and
    the Auditor's Report for the Period from 1st
    January, 2013 to 31st December, 2013                Management  For           Voted - For
4   To Declare the 2013 Final Dividend of Rmb0.08 Per
    Share (appropriate Tax Included)                    Management  For           Voted - For
5   To Authorize the Board of Directors of the Company
    to Appoint Any Person to Fill in A Casual Vacancy
    in the Board of Directors Or As an Additional
    Director, His Term of Office Shall Expire at the
    Conclusion of the Next General Meeting of the
    Company                                             Management  For           Voted - For
6   To Authorize the Board of Directors of the Company
    to Appoint Auditors and Fix Their Remuneration      Management  For           Voted - For
7   To Authorize the Board of Directors of the Company,
    in Compliance with Applicable Laws and Regulations
    and at Times They Deem Appropriate, to Allot, on
    One Or More Occasions As It Deems Appropriate, New
    H Shares Or New A Shares with an Aggregate Nominal
    Amount Not Exceeding Twenty Percent (20%) of the
    Aggregate Nominal Amount of the Company's Issued
    Shares As at the Day of the Passing of This
    Resolution. the Authorization Will be Valid for A
    Period of 12 Months Commencing from the Day of the
    Passing of This Resolution Or Remain Valid Until
    Its Revocation Or Alteration by A Special
    Resolution at A General Meeting of the Company.
    Conditional Upon the Above Resolution to Allot New
    Shares Or to Repurchase Shares Being Passed and
    Implemented, the Board of Directors of the Company
    Shall be Authorized to Make Necessary Contd         Management  For           Voted - Against


426





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd Amendments to Clause 15 and Clause 16 of the
    Articles of Association Of-the Company, So As to
    Reflect the Alterations of the Company's Share
    Capital-structure and Registered Capital Arising
    from the Allotment of New Shares                    Non-Voting                Non-Voting
8   To Authorize the Board of Directors of the Company,
    in Compliance with Applicable Laws and Regulations,
    to Repurchase, on One Or More Occasions, As It
    Deems Appropriate and Through the Stock Exchange, H
    Shares with an Aggregate Nominal Amount Not
    Exceeding Twenty Percent (20%) of the Aggregate
    Nominal Amount of the Company's Issued Shares As at
    the Date of the Passing of This Resolution. the
    Authorization Will be Valid for A Period of 12
    Months Commencing from the Date of Passing of This
    Resolution Or Remain Valid Until Its Revocation Or
    Alteration by A Special Resolution at A General
    Meeting of the Company. Conditional Upon the Above
    Resolutions to Allot New Shares Or to Repurchase
    Shares Being Passed and Implemented, the Board of
    Directors of the Company Shall be Authorized to
    Make Necessary Amendments to Clause 15 and Contd    Management  For           Voted - For
    Contd Clause 16 of the Articles of Association of
    the Company, So As To-reflect the Alterations of
    the Company's Share Capital Structure And-
    Registered Capital Arising from the Allotment of
    New Shares                                          Non-Voting                Non-Voting
Meeting Date: 16-May-14 Meeting Type: Class Meeting
    01 Apr 2014: Please Note That the Company Notice
    and Proxy Form are Available-by Clicking on the
    Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn2014-0323113.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0323/ltn2014-0323117.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0326/ltn-20140326774.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Authorize the Board of Directors of the Company,
    in Compliance with Applicable Laws and Regulations,
    to Repurchase, on One Or More Occasions, As It
    Deems Appropriate and Through the Stock Exchange, H
    Shares with an Aggregate Nominal Amount Not
    Exceeding Ten Percent (10%) of the Aggregate
    Nominal Amount of the Company's Issued Shares As at
    the Date of the Passing of This Resolution. the
    Authorization Will be Valid for A Period of 12
    Months Commencing from the Date of Passing of This
    Resolution Or Remain Valid Until Its Revocation Or
    Alteration by A Special Resolution at A General
    Meeting of the Company. Conditional Upon the Above
    Resolutions to Allot New Shares Or to Repurchase


427





                          GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Shares Being Passed and Implemented, the Board of
    Directors of the Company Shall be Authorized to
    Make Necessary Amendments to Clause 15 and Contd    Management    For           Voted - For
    Contd Clause 16 of the Articles of Association of
    the Company, So As To-reflect the Alterations of
    the Company's Share Capital Structure And-
    Registered Capital Arising from the Allotment of
    New Shares                                          Non-Voting                  Non-Voting
    01 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Url and Modification
    in Percentage in Resolution 1. If You Have Already
    Sent I-n Your Votes, Please Do Not Return This
    Proxy Form Unless You Decide to Amend-your Original
    Instructions. Thank You.                            Non-Voting                  Non-Voting
JIANGSU EXPRESSWAY CO LTD
CUSIP: Y4443L103
Meeting Date: 25-Oct-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0910/ltn20130910813.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0910/ltn20130910797.pdf                        Non-Voting                  Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                  Non-Voting
1   That the Issue of Not More Than Rmb3,000,000,000
    Non-public Debt Financing Instruments with Maturity
    Date of Not More Than 3 Years from the Date of
    Issue, be Approved and That Mr. Yang Gen Lin and
    Mr. Qian Yong Xiang, Both the Directors of the
    Company, be Authorised to Deal with the Matters
    Relevant to the Issue                               Management    For           Voted - For
Meeting Date: 20-Dec-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution 1.
    Thank You.                                          Non-Voting                  Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1031/ltn20131031594.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1031/ltn20131031608.pdf                        Non-Voting                  Non-Voting
1   That the Issue of No More Than Rmb5 Billion
    Ultra-short-term Financing Bills for A Term of No
    More Than 270 Days and the Authorization of Mr.
    Yang Gen Lin and Mr. Qian Yong Xiang, Both the
    Director of the Company, to Deal with the Matters
    Relevant to the Issue Were Approved; and the Said


428





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Financing Bills Shall be Issued Within One Year
    from the Date of Approval by the Shareholders at
    the Extraordinary General Meeting                    Management  For           Voted - For
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414646.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414607.pdf                       Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors of
    the Company for the Year Ended 31 December 2013      Management  For           Voted - For
2   To Approve the Report of the Supervisory Committee
    of the Company for the Year Ended 31 December 2013   Management  For           Voted - For
3   To Approve the Annual Budget Report for the Year
    2013                                                 Management  For           Voted - For
4   To Approve the Auditors' Report of the Company for
    the Year Ended 31 December 2013                      Management  For           Voted - For
5   To Approve the Profit Distribution Scheme of the
    Company in Respect of the Final Dividend for the
    Year Ended 31 December 2013: the Company Proposed
    to Declare A Cash Dividend of Rmb0.38 Per Share
    (tax Inclusive)                                      Management  For           Voted - For
6   To Approve the Appointment of Deloitte Touche
    Tohmatsu Certified Public Accountants LLP As the
    Company's Auditors for the Year 2014 at A
    Remuneration of Rmb2,100,000/year                    Management  For           Voted - For
7   To Approve the Appointment of Deloitte Touche
    Tohmatsu Certified Public Accountants LLP As the
    Company's Auditors of Internal Control for the Year
    2014 at an Aggregate Remuneration of Rmb680,000/year Management  For           Voted - For
8   That the Issue of Not More Than Rmb2,000,000,000
    Short-term Commercial Papers and That Mr. Yang Gen
    Lin and Mr. Qian Yong Xiang, Being Directors of the
    Company, be Authorised to Deal with the Matters
    Relevant to the Issue and the Issue be Taken Place
    Within One Year from the Date of This Annual
    General Meeting be Approved                          Management  For           Voted - For
9   To Approve the Adjustment of Independent Directors'
    Remuneration of the Company from Rmb60,000/year
    (after Taxation) to Rmb90,000/year (after Taxation)  Management  For           Voted - For


429


GLOBAL X CHINA INDUSTRIALS ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
METALLURGICAL CORPORATION OF CHINA LTD
CUSIP: Y5949Y119
Meeting Date: 22-Nov-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1008/ltn20131008348.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1008/ltn20131008328.pdf                      Non-Voting                 Non-Voting
1   To Consider and Approve the Change of the Use of
    the A Share Proceeds                                Management   For           Voted - For
2   To Consider and Approve the Change of the Use of
    the H Share Proceeds                                Management   For           Voted - For
3   To Consider and Approve the Amendment to the
    Articles of Association in Respect of the Change in
    Legal Representative: Article 5                     Management   For           Voted - For
Meeting Date: 27-Jun-14  Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512315.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0512/ltn20140512329.pdf                      Non-Voting                 Non-Voting
1   To Consider and Approve the Proposal of the Report
    of the Board of Mcc for the Year 2013 (as Set Out
    in the 2013 Annual Report of the Company            Management   For           Voted - For
2   To Consider and Approve the Proposal of the Report
    of the Supervisory Committee of Mcc for the Year
    2013                                                Management   For           Voted - For
3   To Consider and Approve the Proposal of the Audited
    Financial Report of the Company for the Year 2013
    (as Set Out in the 2013 Annual Report of the
    Company)                                            Management   For           Voted - For
4   To Consider and Approve the Proposal of Profit
    Distribution Plan of the Company for the Year 2013  Management   For           Voted - For
5   To Consider and Approve the Proposal of the
    Emoluments of Directors and Supervisors of the
    Company for the Year 2013                           Management   For           Voted - For
6   To Consider and Approve the Proposal of the Plan of
    the Company in Respect of Its Guarantees for the
    Year 2014 (as Defined in the Circular)              Management   For           Voted - For
7   To Consider and Approve the Proposal in Relation to
    Appointment of Domestic Auditor, International
    Auditor and Internal Control Auditor of the Company
    for the Year 2014 and Appointment of Deloitte
    Touche Tohmatsu Cpa LLP As International Auditor
    and Domestic Auditor and Internal Control Auditor
    of the Company for the Year Ending 31 December 2014
    to Hold Office Until the Conclusion of the Next


430





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Annual General Meeting and to Authorize the Board
    to Determine Their Remunerations                    Management  For           Voted - For
8   To Consider and Approve the Proposal in Relation to
    the Change of Fulfilling Commitments in Respect of
    Application for Property Ownership Certificates in
    Respect of Defective Properties                     Management  For           Voted - For
9   To Consider and Approve the Proposal of Election of
    an Executive Director of the Company                Management  For           Voted - For
10  To Consider and Approve the Proposal of the 2014
    Bond Issue Scheme of the Company (as Defined in the
    Circular)                                           Management  For           Voted - For
11  To Consider and Approve the Proposal of Amendments
    to Certain Articles of the Articles of Association  Management  For           Voted - Against
12  To Consider and Approve the Proposal of Amendments
    to Rules of Procedures for Board Meetings           Management  For           Voted - For
SANY HEAVY EQUIPMENT INTERNATIONAL HOLDINGS CO LT
CUSIP: G78163105
Meeting Date: 20-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0519/ltn20140519181.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0519/ltn20140519167.pdf                      Non-Voting                Non-Voting
1   To Receive, Consider and Adopt the Audited
    Consolidated Financial Statements and the Reports
    of the Directors of the Company (the "directors")
    and the Auditors of the Company and Its
    Subsidiaries for the Year Ended 31 December 2013    Management  For           Voted - For
2.a To Re-elect Mr. Xiang Wenbo As A Non- Executive
    Director                                            Management  For           Voted - For
2.b To Re-elect Dr. Ngai Wai Fung As an Independent
    Non-executive Director                              Management  For           Voted - For
3   To Authorize the Board of Directors to Fix the
    Director's Remuneration                             Management  For           Voted - For
4   To Re-appoint Auditors of the Company and Authorize
    the Board of Directors to Fix Their Remuneration    Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Shares of the Company
    Not Exceeding 20% of the Aggregate Nominal Amount
    of the Issued Share Capital of the Company As at
    the Date of Passing This Resolution                 Management  For           Voted - Against
6   To Grant A General Mandate to the Directors to
    Purchase Shares of the Company Not Exceeding 10% of
    the Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of Passing
    This Resolution                                     Management  For           Voted - For


431





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Extend the General Mandate Granted Under
    Resolution No. 5 by Adding the Shares Purchased
    Pursuant to the General Mandate Granted by
    Resolution No. 6                                    Management  For           Voted - Against
SHANGHAI ELECTRIC GROUP CO LTD
CUSIP: Y76824104
Meeting Date: 30-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0814/ltn20130814209.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0814/ltn20130814191.pdf                        Non-Voting                Non-Voting
O.1 To Consider And, If Thought Fit, to Approve the
    Proposed Appointment of Executive Director of the
    Company                                             Management  For           Voted - For
S.1 To Consider And, If Thought Fit, to Approve the
    Proposed Amendment to the Articles of Association
    of the Company                                      Management  For           Voted - For
Meeting Date: 26-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0110/ltn20140110170.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0110/ltn20140110172.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Continuing Connected
    Transactions and Proposed Annual Caps Under the Sec
    Framework Deposit Agreement                         Management  For           Voted - Against
2   To Consider and Approve the Continuing Connected
    Transactions and Proposed Annual Caps Under the Sec
    Framework Loan Agreement                            Management  For           Voted - For
3   To Consider and Approve the Continuing Connected
    Transactions and Proposed Annual Caps Under the Sec
    Framework Purchase Agreement                        Management  For           Voted - For
4   To Consider and Approve the Election of Mr. Xu
    Jianguo As A Director of the Company                Management  For           Voted - Against
5   To Consider and Approve the Election of Mr. Huang
    Dinan As A Director of the Company                  Management  For           Voted - Against
6   To Consider and Approve the Election of Mr. Zheng
    Jianhua As A Director of the Company                Management  For           Voted - Against
7   To Consider and Approve the Election of Mr. Yu
    Yingui As A Director of the Company                 Management  For           Voted - Against
8   To Consider and Approve the Election of Mr. Zhu
    Kelin As A Director of the Company                  Management  For           Voted - Against
9   To Consider and Approve the Election of Ms. Yao
    Minfang As A Director of the Company                Management  For           Voted - Against


432





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Consider and Approve the Election of Mr. Zhu
    Sendi As an Independent Non-executive Director of
    the Company                                         Management  For           Voted - For
11  To Consider and Approve the Election of Mr. Lui Sun
    Wing As an Independent Non-executive Director of
    the Company                                         Management  For           Voted - For
12  To Consider and Approve the Election of Mr. Kan
    Shun Ming As an Independent Non-executive Director
    of the Company                                      Management  For           Voted - For
13  To Consider and Approve the Election of Mr. Dong
    Jianhua As A Supervisor of the Company              Management  For           Voted - For
14  To Consider and Approve the Election of Mr. Zhou
    Changsheng As A Supervisor of the Company           Management  For           Voted - Against
15  To Consider and Approve the Election of Mr. Zheng
    Weijian As A Supervisor of the Company              Management  For           Voted - Against
16  To Consider and Approve the Ratification of the
    Revision of the 2013 Annual Cap and the Revision of
    the 2014 Annual Cap Under the Mesmee Framework
    Purchase Agreement                                  Management  For           Voted - For
    17 Jan 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 28 Jan 2014 to 27
    Jan 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You                                                 Non-Voting                Non-Voting
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    333511 Due to Addition Of-resolution 10. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0604/ltn-201406041196.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0604/lt-n201406041179.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/l-tn20140509441.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/050-9/ltn20140509407.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Annual Report of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Consider and Approve the Report of the Board for
    the Year Ended 31 December 2013                     Management  For           Voted - For
3   To Consider and Approve the Report of the
    Supervisory Committee for the Year Ended 31
    December 2013                                       Management  For           Voted - For
4   To Consider and Approve the Report of the Financial
    Results of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For


433





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year Ended 31 December
    2013                                                 Management  For           Voted - For
6   To Consider and Approve the Appointment of Pwc
    Zhong Tian As the Company's Prc Auditor and
    PricewaterhouseCoopers As the Company's
    International Auditor for the Financial Year of 2014 Management  For           Voted - For
7   To Consider and Approve Ratification of Emoluments
    Paid to the Directors and Supervisors for the Year
    2013 and to Consider and Approve Emoluments of the
    Directors and Supervisors for the Year 2014          Management  For           Voted - For
8   To Consider and Approve the Renewal of Liability
    Insurance for the Directors, Supervisors and Senior
    Management                                           Management  For           Abstain
9   To Consider and Approve the Provision of Guarantee
    Services to Sec Group by Se Finance                  Management  For           Voted - For
10  To Consider and Approve the Appointment of Mr. Wang
    Qiang As A Non-executive Director                    Management  For           Voted - For
SHANGHAI INDUSTRIAL HOLDINGS LTD
CUSIP: Y7683K107
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414514.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414573.pdf                       Non-Voting                Non-Voting
1   To Adopt the Audited Consolidated Financial
    Statements and the Reports of the Directors and the
    Auditor for the Year Ended 31 December 2013          Management  For           Voted - For
2   To Declare A Final Dividend                          Management  For           Voted - For
3.a To Re-elect Mr. Wang Wei As Director                 Management  For           Voted - For
3.b To Re-elect Mr. Zhou Jie As Director                 Management  For           Voted - For
3.c To Re-elect Mr. Zhou Jun As Director                 Management  For           Voted - For
3.d To Re-elect Mr. Ni Jian Da As Director               Management  For           Voted - For
3.e To Re-elect Mr. Leung Pak To, Francis As Director    Management  For           Voted - For
3.f To Authorize the Board to Fix the Directors'
    Remuneration                                         Management  For           Voted - For
4   To Re-appoint Messrs. Deloitte Touche Tohmatsu As
    Auditor and to Authorize the Directors to Fix
    Auditor's Remuneration                               Management  For           Voted - For
5   To Give A General Mandate to the Directors to
    Repurchase Shares Not Exceeding 10% of the Issued
    Share Capital                                        Management  For           Voted - For


434





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   To Give A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares Not
    Exceeding 20% of the Issued Share Capital           Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Issue Shares by the Number of Shares
    Repurchased                                         Management  For           Voted - Against
Meeting Date: 28-May-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414581.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0414/ltn20140414534.pdf                      Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
1   To Approve and Adopt the Amended Articles (as
    Defined in the Circular of the Company Dated 15
    April 2014) As the New Articles of Association of
    the Company                                         Management  For           Voted - Against
SHENZHEN INTERNATIONAL HOLDINGS LTD
CUSIP: G8086V104
Meeting Date: 12-Feb-14 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0123/ltn20140123582.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0123/ltn20140123591.pdf                      Non-Voting                Non-Voting
1   To Approve the Share Consolidation of Every Ten
    (10) Issued and Unissued Shares of Par Value Hkd
    0.10 Each in the Share Capital of the Company Into
    One (1) Share of Par Value Hkd 1.00 and Such
    Related Matters, Further Details of Which are Set
    Out in the Notice of Special General Meeting of the
    Company Dated 24 January 2014                       Management  For           Voted - For
SHENZHEN INTERNATIONAL HOLDINGS LTD
CUSIP: G8086V146
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


435





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410941.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410927.pdf                      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Financial
      Statements and the Reports of the Directors and of
      the Auditor for the Year Ended 31 December 2013     Management  For           Voted - For
2     To Declare the Final Dividend for the Year Ended 31
      December 2013, the Final Dividend be Satisfied in
      the Form of an Allotment of Scrip Shares, and
      Shareholders of the Company Will be Given the
      Option of Receiving in Cash                         Management  For           Voted - For
3.i   To Re-elect Mr. Li Jing Qi As A Director            Management  For           Voted - For
3.ii  To Re-elect Professor Wong Yuk Shan As A Director   Management  For           Voted - For
3.iii To Re-elect Mr. Nip Yun Wing As A Director          Management  For           Voted - For
3.iv  To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
4     To Re-appoint the Auditor of the Company and to
      Authorise the Board of Directors to Fix the
      Auditor's Remuneration                              Management  For           Voted - For
5     To Grant A Repurchase Mandate to the Directors to
      Repurchase Shares in the Company As Set Out in Item
      5 of the Notice of Annual General Meeting           Management  For           Voted - For
6     To Grant A General Mandate to the Directors to
      Allot, Issue and Otherwise Deal with the Shares in
      the Company As Set Out in Item 6 of the Notice of
      Annual General Meeting                              Management  For           Voted - Against
7     To Extend the General Mandate Granted to the
      Directors to Allot, Issue and Otherwise Deal with
      the Shares in the Company As Set Out in Item 7 of
      the Notice of Annual General Meeting                Management  For           Voted - Against
8     To Approve and Adopt the New Share Option Scheme of
      the Company                                         Management  For           Voted - For
SUNNY OPTICAL TECHNOLOGY (GROUP) CO LTD
CUSIP: G8586D109
Meeting Date: 13-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking O-n the Url Links:
      Http://www.hkexnews.hk/listedco/list
      Conews/sehk/2014/0331/ltn- 20140331266.pdf and
      Http://www.hkexnews.hk/listedco/list
      Conews/sehk/2014/0331/- Ltn20140331250.pdf          Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Accounts and the Reports of Directors and Auditor
      of the Company for the Year Ended 31 December 2013  Management  For           Voted - For


436





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Mr. Wang Wenjie As an Executive
    Director of the Company                             Management  For           Voted - For
3.b To Re-elect Mr. Ye Liaoning As an Executive
    Director of the Company                             Management  For           Voted - For
3.c To Re-elect Mr. Zhang Yuqing As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
3.d To Authorise the Board ("board") of Directors
    ("directors") of the Company to Fix the
    Remuneration of the Directors                       Management  For           Voted - For
4   To Re-appoint Deloitte Touche Tohmatsu As the
    Company's External Auditor and to Authorise the
    Board to Fix Their Remuneration                     Management  For           Voted - For
5   That A General and Unconditional Mandate be Granted
    to the Directors to Exercise All the Power to
    Allot, Issue and Otherwise Dealt with New Shares of
    the Company Not Exceeding 20% of the Aggregate
    Nominal Amount of the Share Capital of the Company
    in Issue As at the Date of the Passing of the
    Relevant Resolution                                 Management  For           Voted - Against
6   That A General and Unconditional Mandate be Granted
    to the Directors to Repurchase Shares of the
    Company on the Stock Exchange of Hong Kong Limited
    of Up to 10% of the Aggregate Nominal Amount of the
    Share Capital of the Company in Issue As at the
    Date of the Passing of the Relevant Resolution      Management  For           Voted - For
7   That Subject to the Passing of Resolutions Numbered
    5 and 6, the Number of Shares to be Allotted,
    Issued and Otherwise Dealt with by the Directors
    Pursuant to Resolution Numbered 5 be Increased by
    the Aggregate Amount of Share Capital of the
    Company Which are to be Repurchased by the Company
    Pursuant to the Authority Granted to the Directors
    Under Resolution Numbered 6                         Management  For           Voted - Against
WEICHAI POWER CO LTD
CUSIP: Y9531A109
Meeting Date: 15-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0929/ltn20130929039.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0929/ltn20130929033.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Provision of General
    Services and Labour Services by Weichai Holdings
    (and Its Associates) to the Company (and Its
    Subsidiaries) (including the Relevant Supplemental
    Agreement and the New Caps)                         Management  For           Voted - For
2   To Consider and Approve the Supply And/or
    Connection of Utilities by Weichai Holdings (and


437





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Its Associates) to the Company (and Its
    Subsidiaries) (including the Relevant Supplemental
    Agreement and the New Caps)                         Management  For           Voted - For
3   To Consider and Approve the Purchase of Diesel
    Engine Parts and Components, Gas, Scrap Metals,
    Materials, Diesel Engines and Related Products and
    Processing Services by the Company (and Its
    Subsidiaries) from Weichai Holdings (and Its
    Associates) (including the Relevant Supplemental
    Agreement and the New Caps)                         Management  For           Voted - For
4   To Consider and Approve the Sale of Diesel Engines,
    Diesel Engine Parts and Components, Materials,
    Semi-finished Products and Related Products and
    Provision of Processing Services by the Company
    (and Its Subsidiaries) to Weichai Holdings (and Its
    Associates) (including the Relevant Supplemental
    Agreement and the New Caps)                         Management  For           Voted - For
5   To Consider and Approve the Purchase of Diesel
    Engine Parts and Components, Materials, Steel and
    Scrap Metal, Diesel Engines and Related Products
    and Processing and Labour Services by the Company
    (and Its Subsidiaries) from Weichai Heavy Machinery
    (and Its Subsidiaries) (including the Relevant
    Supplemental Agreement and the New Caps)            Management  For           Voted - For
6   To Consider and Approve the Sale of Diesel Engines
    and Related Products by the Company (and Its
    Subsidiaries) to Weichai Heavy Machinery (and Its
    Subsidiaries) (including the Relevant Supplemental
    Agreement and the New Caps)                         Management  For           Voted - For
7   To Consider and Approve the Supply of Semi-
    Finished Diesel Engine Parts, Diesel Engine Parts
    and Components, Reserve Parts and Related Products
    and Provision of Labour Services by the Company
    (and Its Subsidiaries) to Weichai Heavy Machinery
    (and Its Subsidiaries) (including the Relevant
    Supplemental Agreement and the New Caps)            Management  For           Voted - For
8   To Consider and Approve the Supplemental Agreement
    in Respect of the Purchase of Parts and Components
    of Vehicles, Scrap Steel and Related Products by
    Shaanxi Zhongqi (and Its Subsidiaries) from Shaanxi
    Automotive (and Its Associates) and the Relevant
    New Caps                                            Management  For           Voted - For
9   To Consider and Approve the Possible Exercise of
    the Superlift Call Option                           Management  For           Voted - For
Meeting Date: 30-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0514/ltn20140514734.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0514/ltn20140514764.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Annual Reports of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For


438





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
4   To Consider and Receive the Audited Financial
    Statements of the Company and the Auditors' Report
    for the Year Ended 31 December 2013                 Management  For           Voted - For
5   To Consider and Approve the As Specified (final
    Financial Report) of the Company for the Year Ended
    31 December 2013                                    Management  For           Voted - For
6   To Consider and Approve the As Specified (financial
    Budget Report) of the Company for the Year Ending
    31 December 2014                                    Management  For           Voted - For
7   To Consider and Approve the Distribution of Profit
    to the Shareholders of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
8   To Consider and Approve the Re- Appointment of
    Ernst & Young Hua Ming LLP (as Specified) As the
    Auditors of the Company for the Year Ending 31
    December 2014 and to Authorise the Directors to
    Determine Their Remuneration                        Management  For           Voted - For
9   To Consider and Approve the Re- Appointment of As
    Specified (shandong Hexin Accountants LLP) As the
    Internal Control Auditors of the Company for the
    Year Ending 31 December 2014                        Management  For           Voted - For
10  To Consider and Approve the Granting of A Mandate
    to the Board of Directors for Payment of Interim
    Dividend (if Any) to the Shareholders of the
    Company for the Year Ending 31 December 2014        Management  For           Voted - For
11  To Consider and Approve the Supplemental Agreement
    in Respect of the Sale of Vehicles, Parts and
    Components of Vehicles, Raw Materials and Related
    Products and Provision of the Relevant Services by
    Shaanxi Zhongqi (and Its Subsidiaries) and Weichai
    Freshen Air (as the Case May Be) to Shaanxi
    Automotive (and Its Associates) (as the Case May
    Be) and the Relevant New Caps                       Management  For           Voted - For
12  To Consider and Approve the Supplemental Agreement
    in Respect of the Purchase of Parts and Components
    of Vehicles, Scrap Steel and Related Products and
    Labour Services by Shaanxi Zhongqi (and Its
    Subsidiaries) from Shaanxi Automotive (and Its
    Associates) and the Relevant New Caps               Management  For           Voted - For
13  To Consider and Approve the Election of Mr. Wang
    Yuepu (as Specified) As A Non-executive Director of
    the Company for A Term from the Date of the 2013
    Annual General Meeting to 28 June 2015 (both Days
    Inclusive)                                          Management  For           Voted - For
14  To Consider and Approve the Election of Mr. Zhang
    Zhong (as Specified) As an Independent Non-
    Executive Director of the Company for A Term from
    the Date of the 2013 Annual General Meeting to 28
    June 2015 (both Days Inclusive)                     Management  For           Voted - For


439





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
15  To Consider and Approve the Election of Mr. Wang
    Gongyong (as Specified) As an Independent Non-
    Executive Director of the Company for A Term from
    the Date of the 2013 Annual General Meeting to 28
    June 2015 (both Days Inclusive)                     Management  For           Voted - For
16  To Consider and Approve the Election of Mr. Ning
    Xiangdong (as Specified) As an Independent Non-
    Executive Director of the Company for A Term from
    the Date of the 2013 Annual General Meeting to 28
    June 2015 (both Days Inclusive)                     Management  For           Voted - For
17  To Consider and Approve the Granting of A General
    Mandate to the Board of Directors to Issue, Amongst
    Other Things, New H Shares                          Management  For           Voted - Against
YANGZIJIANG SHIPBUILDING (HOLDINGS) LTD
CUSIP: Y9728A102
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
1   To Receive, Consider and Adopt the Audited
    Financial Statements for the Financial Year Ended
    31 December 2013 and the Directors' Reports and the
    Auditors' Report Thereon                            Management  For           Voted - For
2   To Declare A Tax Exempt (one-tier) Final Dividend
    of Sgd 0.05 Per Ordinary Share in Respect of the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
3   To Approve the Proposed Directors' Fees of Sgd
    133,500 for the Financial Year Ended 31 December
    2013 (2012: Sgd 90,000)                             Management  For           Voted - For
4   To Re-elect Mr Chen Timothy Teck Leng @ Chen Teck
    Leng Retiring by Rotation Pursuant to Article 76 of
    the Company's Articles of Association               Management  For           Voted - For
5   To Re-appoint Messrs PricewaterhouseCoopers LLP As
    Auditors and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
6   Authority to Allot and Issue Shares                 Management  For           Voted - For
7   Renewal of Share Purchase Mandate                   Management  For           Voted - For
ZHEJIANG EXPRESSWAY CO LTD
CUSIP: Y9891F102
Meeting Date: 05-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0320/ltn20140320364.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0320/ltn20140320334.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


440





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Consider and Approve the Report of the Directors
    of the Company for the Year 2013                    Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
4   To Consider and Approve Final Dividend of Rmb25
    Cents Per Share in Respect of the Year Ended
    December 31, 2013                                   Management  For           Voted - For
5   To Consider and Approve the Final Accounts of the
    Company for the Year 2013 and the Financial Budget
    of the Company for the Year 2014                    Management  For           Voted - For
6   To Consider and Approve the Re-appointment of
    Deloitte Touche Tohmatsu Certified Public
    Accountants Hong Kong As the Hong Kong Auditors of
    the Company, and to Authorize the Board of
    Directors of the Company to Fix Their Remuneration  Management  For           Voted - For
7   To Consider and Approve the Re-appointment of Pan
    China Certified Public Accountants As the Prc
    Auditors of the Company, and to Authorize the Board
    of Directors of the Company to Fix Their
    Remuneration                                        Management  For           Voted - For
ZHUZHOU CSR TIMES ELECTRIC CO LTD
CUSIP: Y9892N104
Meeting Date: 29-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0829/ltn20130829308.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0829/ltn20130829240.pdf                      Non-Voting                Non-Voting
O.1 To Consider and Approve the 2014-16 Csrg Mutual
    Supply Agreement and the New Csrg Caps              Management  For           Voted - For
S.1 To Consider and Approve the Proposed Amendments to
    the Articles of Association of the Company          Management  For           Voted - For
Meeting Date: 25-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0127/ltn20140127493.pdf-and-


441





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0127/ltn20140127525.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Proposed Principal
    Terms of the Proposed Entrustment Arrangement and
    the Transactions Contemplated Thereunder and the
    Authorisation of the Directors to Take Any Step As
    They Consider Necessary, Desirable Or Expedient in
    Connection Therewith, Including But Not Limited to
    the Execution of the Relevant Entrustment Loan
    Agreement and Other Related Agreement(s) Or
    Document(s)                                         Management  For           Voted - For
2   To Consider and Approve the Authorisation of the
    Board to Apply Up to and in Aggregate, at Any Time,
    Rmb3,000,000,000 of the Surplus Funds of the Group
    to Treasury Activities Including But Not Limited to
    Buying Low-risk Financial Products Offered by
    Banks, Advancing Entrusted Loans and Investing in
    Secured Or Guaranteed Trust and Treasury Products,
    in Accordance with the Group's Established Treasury
    Policy and Procedures and in Compliance with
    Applicable Laws and Regulations and the Listing
    Rules and the Authorisation of the Directors to
    Take Any Step As They Consider Necessary, Desirable
    Or Expedient in Connection Therewith                Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    25 Apr 2014: Please Note That This is A Revision
    Due to Deletion of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You Dec-ide to Amend Your Original Instructions.
    Thank You                                           Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424502.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424565.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries for the Year Ended 31 December 2013
    and the Auditors' Reports Thereon                   Management  For           Voted - For
4   To Consider and Approve the Profits Distribution
    Plan of the Company for the Year Ended 31 December
    2013 and to Declare A Final Dividend for the Year
    Ended 31 December 2013                              Management  For           Voted - For
5   To Consider and Approve the Re- Appointment of the
    Retiring Auditor, Ernst & Young Hua Ming LLP, As
    the Auditors of the Company Until the Conclusion of


442





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Next Annual General Meeting of the Company and
    to Authorize the Board to Fix Their Remuneration    Management  For           Voted - For
6   To Consider and Approve the Re- Election of Mr.
    Ding Rongjun As an Executive Director and His
    Emolument                                           Management  For           Voted - Against
7   To Consider and Approve the Re- Election of Mr.
    Deng Huijin As an Executive Director and His
    Emolument                                           Management  For           Voted - Against
8   To Consider and Approve the Re- Election of Mr. Li
    Donglin As an Executive Director and His Emolument  Management  For           Voted - Against
9   To Consider and Approve the Re- Election of Mr. Yan
    Wu As an Executive Director and His Emolument       Management  For           Voted - Against
10  To Consider and Approve the Re- Election of Mr. Ma
    Yunkun As A Non- Executive Director and His
    Emolument                                           Management  For           Voted - Against
11  To Consider and Approve the Re- Election of Mr. Gao
    Yucai As an Independent Non-executive Director and
    His Emolument                                       Management  For           Voted - For
12  To Consider and Approve the Re- Election of Mr.
    Chan Kam Wing, Clement As an Independent Non-
    Executive Director and His Emolument                Management  For           Voted - For
13  To Consider and Approve the Re- Election of Mr. Pao
    Ping Wing As an Independent Non-executive Director
    and His Emolument                                   Management  For           Voted - For
14  To Consider and Approve the Re- Election of Ms. Liu
    Chunru As an Independent Non-executive Director and
    Her Emolument                                       Management  For           Voted - For
15  To Consider and Approve the Election of Mr. Xiong
    Ruihua As A Shareholders' Representative Supervisor
    of the Company and His Emolument                    Management  For           Voted - Against
16  To Consider and Approve the Re- Election of Mr.
    Geng Jianxin As an Independent Supervisor of the
    Company and His Emolument                           Management  For           Voted - For
17  To Consider and Approve the Proposed Amendments to
    the Rules of Procedures for General Meetings of the
    Company                                             Management  For           Voted - For
18  To Consider and Approve the Proposed Amendments to
    the Rules of Procedures for Board Meetings of the
    Company                                             Management  For           Voted - For
19  To Approve the Grant to the Board A General Mandate
    to Issue, Allot and Deal with Additional Domestic
    Shares And/or H Shares of the Company Not Exceeding
    20% of the Domestic Shares and the H Shares
    Respectively in Issue of the Company                Management  For           Voted - Against
ZOOMLION HEAVY INDUSTRY SCIENCE AND TECHNOLOGY CO
CUSIP: Y9895V103
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    332927 Due to Addition Of-resolution O.12. All
    Votes Received on the Previous Meeting Will be


443





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn-20140508586.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0611/ltn-20140611205.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0611/-ltn20140611175.pdf                      Non-Voting                Non-Voting
O.1 To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013           Management  For           Voted - For
O.2 To Consider and Approve the Report of the
    Supervisory Board of the Company for the Year 2013   Management  For           Voted - For
O.3 To Consider and Approve the Report of Settlement
    Accounts of the Company for the Year 2013            Management  For           Voted - For
O.4 To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013, and to
    Approve Final Dividend in the Amount of Rmb0.15 Per
    Share (inclusive of Tax) be Declared and
    Distributed on the Basis of the Total Share Capital
    of 7,705,954,050 Shares of the Company for the Year
    Ended 31 December 2013, the Aggregate Amount of
    Which is Approximately Rmb1,156 Million              Management  For           Voted - For
O.5 To Consider and Approve the Full Text and the
    Summary of the Annual Report of A Shares of the
    Company for the Year 2013                            Management  For           Voted - For
O.6 To Consider and Approve the Annual Report of H
    Shares of the Company for the Year 2013              Management  For           Voted - For
O.7 To Consider and Authorize Zoomlion Finance and
    Leasing (china) Co., Ltd. to Apply for Finance with
    Maximum Limit of Rmb6.5 Billion Relating to Its
    Finance Leasing Business                             Management  For           Voted - For
O.8 To Consider and Authorize Zoomlion Finance and
    Leasing (beijing) Co., Ltd. to Apply for Finance
    with Maximum Limit of Rmb8.5 Billion Relating to
    Its Finance Leasing Business                         Management  For           Voted - For
O.9 To Consider and Approve the Application by the
    Company to the Relevant Banks for Credit Facilities
    and Financing with Credit Limit Not Exceeding
    Rmb140 Billion                                       Management  For           Voted - For
O.10 To Consider and Approve the Proposed Provision of A
    Guarantee with Maximum Limit of Rmb6.2 Billion by
    the Company for 9 Wholly-owned Subsidiaries          Management  For           Voted - For
O.11 To Consider and Approve the Shareholders' Return
    Plan for the Coming Three Years (2014 to 2016)       Management  For           Voted - For
O12.1 To Consider and Approve the Appointment of
    Company's Auditor for the Year 2014: to Consider
    and Approve the Appointment of Baker Tilly China
    Certified Public Accountants Co., Ltd. As the
    Domestic Auditor of the Company for the Year Ending
    31 December 2014                                     Management  For           Voted - For
O12.2 To Consider and Approve the Appointment of
    Company's Auditor for the Year 2014: to Consider


444





    GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and Approve the Appointment of KPMG As the
    International Auditor of the Company for the Year
    Ended 31 December 2014                              Management  For           Voted - For
O12.3 To Consider and Approve the Appointment of
    Company's Auditor for the Year 2014: to Authorize
    the Audit Committee of the Board of Directors of
    the Company ("board") to Determine the Principles
    of Fixing the Remunerations of the Prc and
    International Auditors and to Authorize the
    Company's Management to Determine Their Actual
    Remunerations Based on the Agreed Principles        Management  For           Voted - For
S.1 To Consider and Approve the Change of Profit
    Distribution Policy of the Company and the
    Amendments to the Articles of Association As A
    Result of the Change of Profit Distribution Policy
    of the Company                                      Management  For           Voted - For
S.2 To Consider And, If Thought Fit, to Approve the
    Proposed Issue of the Medium-term Notes ("the
    Medium-term Notes") in the Prc by the Company: the
    Company be Authorized to Issue the Medium-term
    Notes on the Following Major Terms: 1. Registered
    Aggregate Principal Amount: the Aggregate
    Registered Principal Amount Will Not Exceed Rmb 9
    Billion 2. Term of Issue: the Term of Proposed
    Medium-term Notes Will Not Exceed Five Years 3.
    Issue Method: the Bank of China Limited and the
    Export- Import Bank of China Will Act As the Lead
    Underwriters, and the Notes Will be Issued in One
    Single Tranche Or Multiple Tranches During The      Management  For           Voted - For
    Registered Term, Subject to Market Conditions and
    Actual Capital Requirements of the Company 4.
    Interest Rate: the Interest Rate Will be Determined
    According to the Indicative Interest Rate and
    Market Conditions Upon Issuance 5. Targets: Targets
    of This Issue Will be Institutional Investors in
    the Inter- Bank Bond Market in the Prc 6. Use of
    Proceeds: the Proceeds Will be Mainly Used for
    Replenishment of Working Capital, Repayment of Bank
    Loans and Project Investments Authorization be
    Granted to the Chairman, Or Any Person Authorized
    by the Chairman, to Determine at His Sole
    Discretion and to Handle All Matters Relating to
    the Issue of the Medium-term Notes for A Period of
    36 Months from the Date of Approval of the Proposed
    Issue, Subject to the Terms of the Proposed Issue
    Set Forth Above, Including But Not Limited to
    Determine the Timing of Issue, Issue Method, Size
    of Issue, Tranches of Issue, Interest Rate and Use
    of Proceeds of the Medium - Term Notes, to Sign
    Necessary Documents If Required, to Appoint
    Intermediaries Such As the Relevant Underwriter,
    Credit Rating Institution, Certified Public
    Accounting Firm and Law Firm, to Complete Necessary
    Formalities and to Take Such Other Relevant Actions
    If Required                                                                   Non-Voting


445





                        GLOBAL X CHINA INDUSTRIALS ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
S.3 To Consider and Approve the Absorption and Merger
    of Changsha Zoomlion Environmental and Sanitation
    Machinery Co., Ltd., and That Authorization be
    Granted to the Senior Management of the Company Or
    Any Person Authorized by the Senior Management of
    the Company to Attend All Formalities and Matters
    Relating to the Proposed Absorption and Merger     Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508725.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508594.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Change of Profit
    Distribution Policy of the Company and the
    Amendments to the Articles of Association As A
    Result of the Change of Profit Distribution Policy
    of the Company                                     Management  For           Voted - For


446


GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALUMINUM CORPORATION OF CHINA LTD, BEIJING
CUSIP: Y0094N109
Meeting Date: 30-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0715/ltn20130715421.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0715/ltn20130715467.pdf                        Non-Voting                Non-Voting
1   To Consider and Approve the Resolution in Relation
    to the Election of Mr. Wu Zhenfang As the
    Independent Non-executive Director of the Fifth
    Session of the Board of the Company                 Management  For           Voted - For
2.1 To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Ningxia Energy
    and Yinxing Energy to Their Subsidiaries: to
    Consider and Approve That Ningxia Energy Continues
    to Provide A Joint-liability Guarantee in Respect
    of the Loan of Rmb30 Million of Ningxia Ning
    Electric Pv Material Co., Ltd. (as Specified), Its
    Wholly-owned Subsidiary, for A Term of One to Three
    Years                                               Management  For           Voted - For
2.2 To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Ningxia Energy
    and Yinxing Energy to Their Subsidiaries: to
    Consider and Approve That Ningxia Energy Continues
    to Provide A Joint-liability Guarantee in Respect
    of the Loan of Rmb20 Million of Ningxia Ning
    Electric Pv Material Co., Ltd. (as Specified), Its
    Wholly-owned Subsidiary, for A Term of One to Three
    Years                                               Management  For           Voted - For
2.3 To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Ningxia Energy
    and Yinxing Energy to Their Subsidiaries: to
    Consider and Approve That Ningxia Energy Continues
    to Provide A Joint-liability Guarantee in Respect
    of the Loan of Rmb40 Million of Ningxia Yinxing
    Polycrystalline Silicon Co., Ltd. (as Specified),
    Its Controlled Subsidiary, for A Term of One Year   Management  For           Voted - For
2.4 To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Ningxia Energy
    and Yinxing Energy to Their Subsidiaries: to
    Consider and Approve That Ningxia Energy Continues
    to Provide A Joint-liability Guarantee in Respect
    of the Loan of Rmb25 Million of Ningxia Yinxing
    Polycrystalline Silicon Co., Ltd. (as Specified),
    Its Controlled Subsidiary, for A Term of One Year   Management  For           Voted - For
2.5 To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Ningxia Energy
    and Yinxing Energy to Their Subsidiaries: to
    Consider and Approve That Ningxia Energy Continues


447




     GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     to Provide A Joint-liability Guarantee in Respect
     of the Loan of Rmb15 Million of Ningxia Yinxing
     Polycrystalline Silicon Co., Ltd. (as Specified),
     Its Controlled Subsidiary, for A Term of One Year   Management  For           Voted - For
2.6  To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Continues
     to Provide A Joint-liability Guarantee in Respect
     of the Loan of Rmb30 Million of Ningxia Yinxing
     Energy Wind Power Equipment Manufacturing Co.,
     Ltd.* (as Specified), Its Whollyowned Subsidiary,
     for A Term of One Year                              Management  For           Voted - For
2.7  To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Continues
     to Provide A Joint-liability Guarantee in Respect
     of the Banker's Acceptance of Rmb30 Million Applied
     by Ningxia Yinxing Energy Photovoltaic Equipment
     Manufacturing Co., Ltd. (as Specified), Its
     Controlled Subsidiary, for A Term of One Year       Management  For           Voted - For
2.8  To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Yinxing Energy
     Photovoltaic Equipment Manufacturing Co., Ltd. (as
     Specified), A Controlled Subsidiary of Yinxing
     Energy, Continues to Provide Joint-liability
     Guarantee in Respect of the Trade Finance, Letter
     of Guarantee and Exposure on Banker's Acceptance
     Amounting to Rmb40 Million Applied by Ishibashi
     Gearbox (yinchuan) Co., Ltd. (as Specified), A
     Controlled Subsidiary of Yinxing Energy, for A Term
     of One Year                                         Management  For           Voted - For
2.9  To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Continues
     to Provide A Joint-liability Guarantee in Respect
     of the Loan of Rmb30 Million of Ningxia Ning
     Electric Silicon Materials Co., Ltd. (as
     Specified), for A Term of One Year                  Management  For           Voted - For
2.10 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb40 Million of Ningxia Ning Electric Pv Material
     Co., Ltd. (as Specified), Its Wholly-owned
     Subsidiary, for A Term of One Year                  Management  For           Voted - For
2.11 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of


448




     GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Rmb30 Million of Yinxing Energy, Its Controlled
     Subsidiary, for A Term of One Year                  Management  For           Voted - For
2.12 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb20 Million of Yinxing Energy, Its Controlled
     Subsidiary, for A Term of One Year                  Management  For           Voted - For
2.13 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb60 Million of Yinxing Energy, Its Controlled
     Subsidiary, for A Term of One Year                  Management  For           Voted - For
2.14 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb30 Million in the Loan of Rmb105 Million of
     Zhongwei Ningdian New Energy Co., Ltd. (as
     Specified), Its Controlled Subsidiary, for A Term
     of Twenty Years                                     Management  For           Voted - For
2.15 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb20 Million of Ningxia Yinxing Energy
     Photovoltaic Equipment Manufacturing Co., Ltd. (as
     Specified), Its Controlled Subsidiary, for A Term
     of One Year                                         Management  For           Voted - For
2.16 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb20 Million of Ishibashi Gearbox (yinchuan) Co.,
     Ltd. (as Specified), Its Controlled Subsidiary, for
     A Term of One Year                                  Management  For           Voted - For
2.17 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Ningxia Yinyi Wind Power
     Co., Ltd. (as Specified), A Controlled Subsidiary
     of Yinxing Energy, Provides A Joint- Liability
     Guarantee in Respect of the Loan of Rmb30 Million
     in the Loan of Rmb91 Million for the Sunjiatan
     Phase II Project of Yinxing Energy, for A Term of
     Twenty Years                                        Management  For           Voted - For
2.18 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to


449




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Consider and Approve That Yinxing Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb40 Million in the Loan of Rmb158.4 Million of
     Ningxia Yinyi Wind Power Co., Ltd. (as Specified),
     Its Controlled Subsidiary, for A Term of Fourteen
     Years                                               Management  For           Voted - For
2.19 To Consider and Approve the Resolution in Relation
     to the Provision of Guarantees by Ningxia Energy
     and Yinxing Energy to Their Subsidiaries: to
     Consider and Approve That Yinxing Energy Provides A
     Joint Liability Guarantee in Respect of the Loan of
     Rmb60 Million of Ningxia Yinyi Wind Power Co., Ltd.
     (as Specified), Its Controlled Subsidiary, for A
     Term of One Year                                    Management  For           Voted - For
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn20131015710.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn20131015670.pdf                        Non-Voting                Non-Voting
1    To Consider and Approve the Resolution in Relation
     to the Proposed Disposal of the 65% Equity Interest
     in Chalco Iron Ore Holdings Limited by Chalco Hong
     Kong Ltd., A Wholly-owned Subsidiary of the Company
     to Aluminum Corporation of China Overseas Holdings
     Limited, A Wholly-owned Subsidiary of Chinalco      Management  For           Voted - For
2    To Consider and Approve the Resolution in Relation
     to the Proposed Transfer of the Bank Loans by
     Chalco Hong Kong Ltd., A Wholly-owned Subsidiary of
     the Company to Aluminum Corporation of China
     Overseas Holdings Limited, A Wholly-owned
     Subsidiary of Chinalco                              Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0509/ltn20140509284.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0509/ltn20140509386.pdf                      Non-Voting                Non-Voting
1    To Consider and Approve the Resolution in Relation
     to the Directors' Report for the Year Ended 31
     December 2013                                       Management  For           Voted - For
2    To Consider and Approve the Resolution in Relation
     to the Supervisory Committee's Report for the Year
     Ended 31 December 2013                              Management  For           Voted - For
3    To Consider and Approve the Resolution in Relation
     to the Independent Auditor's Report and the Audited
     Financial Report of the Company for the Year Ended
     31 December 2013                                    Management  For           Voted - For


450




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Consider and Approve the Resolution in Relation
    to the Non- Distribution of Final Dividend and
    Non-transfer of Reserves to Increase Share Capital  Management  For           Voted - For
5   To Consider and Approve the Resolution in Relation
    to the Re- Appointment of Auditors and the
    Authorization to the Audit Committee of the Board
    to Fix Their Remuneration                           Management  For           Voted - For
6   To Consider and Approve the Resolution in Relation
    to the Election of Mr. Sun Zhaoxue As A New
    Non-executive Director of the Fifth Session of the
    Board                                               Management  For           Voted - For
7   To Consider and Approve the Resolution in Relation
    to the Remuneration Standards for Directors and
    Supervisors of the Company for the Year 2014        Management  For           Voted - For
8   To Consider and Approve the Resolution in Relation
    to the Renewal of Liability Insurance for Year
    2014-2015 for the Company's Directors, Supervisors
    and Other Senior Management Member                  Management  For           Abstain
9   To Consider and Approve the Resolution in Relation
    to the Extension of the Term of Provision of
    Guarantees to Chalco Trading (hk) for Foreign
    Currency Financing                                  Management  For           Voted - For
10  To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Chalco Ningxia
    Energy and Its Subsidiaries to Its Subsidiaries for
    Bank Loans                                          Management  For           Voted - For
11  To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees to the Company's
    Subsidiary(ies) for Overseas Bond(s)                Management  For           Abstain
12  To Consider and Approve the Resolution in Relation
    to the Provision of Guarantees by Shanxi Huasheng
    Aluminum to Xingyuanyuan for Bank Loans             Management  For           Voted - For
13  To Consider and Approve the Resolution in Relation
    to the Continuing Related Transactions Between the
    Company and Jiaozuo Wanfang                         Management  For           Abstain
14  To Consider and Approve the Resolution in Relation
    to the Issuance of Debt Financing Instruments       Management  For           Voted - Against
15  To Consider and Approve the Resolution in Relation
    to the General Mandate to Issue Additional H Shares Management  For           Voted - Against
16  To Consider and Approve the Resolution in Relation
    to the Issue of Overseas Bond(s) by the Company Or
    Its Subsidiary(ies)                                 Management  For           Voted - For
17  To Consider and Approve the Resolution in Relation
    to the Extension of the Period of Authorization to
    the Board and the Persons to be Fully Authorized by
    the Board to Deal with Specific Matters Relating to
    the Proposed A Share Issue for 12 Months from the
    Date of Resolutions Passed at the Agm and the Class
    Meetings (i.e. 12 Months from 27 June 2014)         Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


451




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509312.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0509/ltn20140509411.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Resolution in Relation
    to the Extension of the Period of Authorization to
    the Board and the Persons to be Fully Authorized by
    the Board to Deal with Specific Matters Relating to
    the Proposed A Share Issue for 12 Months from the
    Date of Resolutions Passed at the Agm and the Class
    Meetings (i.e. 12 Months from 27 June 2014)         Management  For           Voted - For
ANGANG STEEL COMPANY LTD
CUSIP: Y0132D105
Meeting Date: 08-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0523/ltn20130523735.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0523/ltn20130523733.pdf                        Non-Voting                Non-Voting
1.1 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Zhang
    Xiaogang As an Executive Director of the Company    Management  For           Voted - Against
1.2 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Tang Fuping
    As an Executive Director of the Company             Management  For           Voted - Against
1.3 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Yang Hua As
    an Executive Director of the Company                Management  For           Voted - Against
1.4 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Chen Ming As
    an Executive Director of the Company                Management  For           Voted - Against
1.5 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Wang Yidong
    As an Executive Director of the Company             Management  For           Voted - Against
1.6 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Executive Director of the Sixth Session of the
    Board of Directors of the Company: Mr. Ma Lianyong
    As an Executive Director of the Company             Management  For           Voted - Against


452




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.1 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Independent Non-executive Director of the Sixth
    Session of the Board of Directors of the Company:
    Mr. Li Shijun As an Independent Non- Executive
    Director of the Company                             Management  For           Voted - For
2.2 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Independent Non-executive Director of the Sixth
    Session of the Board of Directors of the Company:
    Mr. Chen Fangzheng As an Independent Non-executive
    Director of the Company                             Management  For           Voted - For
2.3 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Independent Non-executive Director of the Sixth
    Session of the Board of Directors of the Company:
    Mr. Qu Xuanhui As an Independent Non-executive
    Director of the Company                             Management  For           Voted - For
2.4 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As an
    Independent Non-executive Director of the Sixth
    Session of the Board of Directors of the Company:
    Mr. Kwong Chi Kit, Victor As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
3.1 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As A
    Shareholders Representative Supervisor of the Sixth
    Session of the Supervisory Committee of the
    Company: Mr. Su Wensheng As A Shareholders
    Representative Supervisor of the Company            Management  For           Voted - For
3.2 To Consider And, If Thought Fit, Approve the
    Appointment of Each of the Following Person As A
    Shareholders Representative Supervisor of the Sixth
    Session of the Supervisory Committee of the
    Company: Mr. Shan Mingyi As A Shareholders
    Representative Supervisor of the Company            Management  For           Voted - Against
4   To Consider And, If Thought Fit, Approve the
    Proposed Amendments to the Articles of Association
    of the Company As Set Out in the Circular of the
    Company Dated 24 May 2013                           Management  For           Voted - For
Meeting Date: 31-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1115/ltn20131115577.pdf-and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1115/ltn20131115545.p-df                     Non-Voting                Non-Voting
1   To Consider and Approve the Financial Services
    Agreement (2014-2015) and the Transactions
    Contemplated Thereunder, Including the Proposed
    Annual Monetary Caps of Transactions for the Years
    Ending 31 December 2014 and 2015                    Management  For           Voted - Against


453




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Proposed Appointment of
    Mr. Xu Zhiwu As A Shareholders' Representative
    Supervisor of the Sixth Session of the Supervisory
    Committee of the Company                            Management  For           Voted - Against
3   To Consider and Approve the Proposed Appointment of
    Ruihua Certified Public Accountants (special
    General Partnership) As the Auditor of the Company
    for the Year Ending 31 December 2013 and to
    Authorize the Board of Directors to Determine Its
    Remuneration                                        Management  For           Voted - For
4   To Consider and Approve the Proposed Amendments to
    the Scope of Business and the Articles of
    Association of the Company As Set Out in Pages 14
    to 15 of the Circular of the Company Dated 16
    November 2013                                       Management  For           Voted - For
Meeting Date: 03-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0114/ltn20140114535.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0114/ltn20140114518.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Supplemental Agreement
    and the Transactions Contemplated Thereunder,
    Including the Revised Annual Cap for the Two Years
    Ending 31 December 2014 and 2015                    Management  For           Voted - For
Meeting Date: 04-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0416/ltn20140416607.p Df-and-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0416/ltn20140416499.p Df           Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year of 2013       Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    of 2013                                             Management  For           Voted - For
3   To Consider and Approve the 2013 Annual Report of
    the Company and Its Extracts                        Management  For           Voted - For
4   To Consider and Approve the Auditors' Report for
    the Year of 2013                                    Management  For           Voted - For
5   To Consider and Approve the Proposal for
    Distribution of Profits of the Company for 2013     Management  For           Voted - For
6   To Consider and Approve the Remunerations of the
    Directors and Supervisors of the Company for the
    Year of 2013                                        Management  For           Voted - For
7   To Consider and Approve the Proposal for
    Appointment of Ruihua Certified Public Accountants
    (special General Partnership) As the Auditors of


454




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Company for the Year Ending 31 December 2014
    and to Authorize the Board to Determine Their
    Remunerations                                       Management  For           Voted - For
8.1 To Consider and Approve the Appointment of Each of
    the Following Person As an Independent
    Non-executive Director of the Sixth Session of the
    Board of the Company: Mr. Liu Zhengdong As an
    Independent Non-executive Director of the Company   Management  For           Voted - For
8.2 To Consider and Approve the Appointment of Each of
    the Following Person As an Independent
    Non-executive Director of the Sixth Session of the
    Board of the Company: Professor Wilton Chi Wai Chau
    As an Independent Non-executive Director of the
    Company                                             Management  For           Voted - For
9   To Consider and Approve the Proposed Issuance of
    Short-term Financing Bonds with an Aggregate
    Principal Amount of Not More Than Rmb6 Billion to
    the Institutional Investors in the Prc Inter-bank
    Bonds Market                                        Management  For           Voted - For
10  To Consider and Approve the Proposed Issuance of
    Medium-term Notes with A Registered Amount of Rmb8
    Billion to the Institutional Investors in the Prc
    Inter-bank Bonds Market                             Management  For           Voted - For
11  To Consider and Approve the Proposed Amendments to
    the Scope of Business and the Articles of
    Association of the Company As Set Out in the Notice
    of Annual General Meeting of the Company Dated 17
    April 2014                                          Management  For           Voted - For
BBMG CORP
CUSIP: Y076A3105
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    304484 Due to Addition Of-resolution 10. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0328/lt-n201403281214.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/l-tn20140424934.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0328/l-tn201403281200.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/04-24/ltn20140424923.pdf                     Non-Voting                Non-Voting
1   To Approve the Report of the Board of Directors of
    the Company for the Year Ended 31 December 2013     Management  For           Voted - For
2   To Approve the Report of the Supervisory Board of
    the Company for the Year Ended 31 December 2013     Management  For           Voted - For


455




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Approve the Audited Accounts of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For
4   To Approve the Profit Distribution Proposal of the
    Company, Namely, the Proposal for Distribution of A
    Final Dividend of Rmb0.078 Per Share (before Tax)
    in an Aggregate Amount of Approximately Rmb373.2
    Million for the Year Ended 31 December 2013, and to
    Authorise the Board of Directors of the Company to
    Implement the Aforesaid Distribution                Management  For           Voted - For
5   To Approve the Remuneration Plan of the Executive
    Directors of the Company for the Year Ended 31
    December 2013                                       Management  For           Voted - For
6   To Approve (1) the Audit Fee of the Company for the
    Year Ended 31 December 2013 in an Amount of
    Rmb9,500,000; and (2) the Appointment of Ernst &
    Young Hua Ming Certified Public Accountants As the
    Independent Auditor of the Company for the Year
    Ending 31 December 2014 with Term Ending on the
    Date of the Annual General Meeting of the Company
    for the Year of 2014, and to Authorize the Board to
    Implement the Resolution                            Management  For           Voted - For
7   To Approve the Proposed Amendments to the Articles
    of Association of the Company (the "articles of
    Association") As Set Out in the Notice Convening
    the Meeting Dated 31 March 2014, and the Board be
    and is Hereby Authorized to Deal with on Behalf of
    the Company the Relevant Filing and Amendments
    (where Necessary) Procedures and Other Related
    Issues Arising from the Amendments to the Articles
    of Association                                      Management  For           Voted - For
8   To Approve the Issue of Debentures with an
    Aggregate Principal Amount of Not More Than Rmb8.5
    Billion in the Prc and the Grant of A Mandate to
    Any Two Executive Directors of the Company to
    Handle All Matters Relating to the Issue of the
    Debentures                                          Management  For           Voted - For
9   To Approve the Granting of A General Mandate to the
    Board of Directors of the Company to Issue, Allot
    and Otherwise Deal with (1) Additional A Shares of
    the Company Not Exceeding 20% of the A Shares in
    Issue; and (2) Additional H Shares of the Company
    Not Exceeding 20% of the H Shares in Issue, and to
    Authorize the Board of Directors of the Company to
    Make Such Corresponding Amendments to the Articles
    of Association of the Company As It Thinks Fit So
    As to Reflect the New Capital Structure Upon the
    Allotment and Issue of the New Shares               Management  For           Voted - Against
10  To Elect Wang Guangjin As an Independent
    Non-executive Director of the Company of the Third
    Session of the Board of Directors (the "board") of
    the Company for A Period Commencing from the
    Conclusion of the Meeting and Expiring on the Date
    of the Annual General Meeting of the Company for
    the Year 2014 and to Authorize the Board to Enter
    Into Service Contract And/or Appointment Letter


456




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with the Newly Elected Director Subject to Such
    Terms and Conditions As the Board Shall Think Fit
    and to Do All Such Acts and Things to Give Effect
    to Such Matters                                     Management  For           Voted - For
CHINA BLUECHEMICAL LTD
CUSIP: Y14251105
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406013.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406021.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    the Directors of the Company (the ''board'') for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
4   To Consider and Approve the Proposal for
    Distribution of Profit of the Company for the Year
    Ended 31 December 2013 and the Declaration of the
    Company's Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Consider and Approve the Budget Proposals of the
    Company for the Year 2014                           Management  For           Voted - For
6   To Consider and Approve the Re- Appointment of
    Deloitte Touche Tohmatsu Certified Public
    Accountants and Deloitte Touche Tohmatsu Certified
    Public Accountants LLP As the Overseas and Domestic
    Auditors of the Company, Respectively, for A Term
    Until the Conclusion of the Next Annual General
    Meeting of the Company and to Authorise the Audit
    Committee of the Board to Determine Their
    Remuneration                                        Management  For           Voted - For
7   To Consider and Approve the Appointment of Mr. Zhou
    Dechun As A Non-executive Director of the Company,
    to Authorise the Chairman of the Board to Sign A
    Service Contract with Mr. Zhou Dechun for and on
    Behalf of the Company, and to Authorise the Board
    to Determine His Remuneration Based on the
    Recommendation by the Remuneration Committee of the
    Board                                               Management  For           Voted - Against
8   To Consider and to Authorise the Granting of A
    General Mandate to the Board to Issue Domestic


457




GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Shares and Overseas Listed Foreign Shares (h
Shares): ''that: (a) the Board be and is Hereby
Granted, During the Relevant Period (as Defined
Below), A General and Unconditional Mandate to
Separately Or Concurrently Issue, Allot And/or Deal
with Additional Domestic Shares and Overseas Listed
Foreign Shares (h Shares) of the Company, and to
Make Or Grant Offers, Agreements Or Options Which
Would Or Might Require Domestic Shares and Overseas
Listed Foreign Shares (h Shares) to be Issued,
Allotted And/or Dealt With, Subject to the
Following Conditions: (i) Such Mandate Shall Not
Extend Beyond the Relevant Period Save That the
Board May During the Relevant Period Make Or Grant
Offers, Agreements Or Options Which Might Require
the Contd                                           Management  For           Voted - Against
Contd Exercise of Such Powers After the End of the
Relevant Period; (ii) The-number of the Domestic
Shares and Overseas Listed Foreign Shares (h
Shares)-to be Issued, Allotted And/or Dealt with Or
Agreed Conditionally Or-unconditionally to be
Issued, Allotted And/or Dealt with by the Board
Shall-not Exceed 20% of Each of Its Existing
Domestic Shares and Overseas Listed-foreign Shares
(h Shares) of the Company; and (iii) the Board Will
Only-exercise Its Power Under Such Mandate in
Accordance with the Company Law Of-the Prc and the
Rules Governing the Listing of Securities on the
Stock-exchange of Hong Kong Limited (as Amended
from Time to Time) Or Applicable-laws, Rules and
Regulations of Other Government Or Regulatory
Bodies and Only-if All Necessary Approvals from the
China Securities Regulatory Commission-and/or Other
Contd                                               Non-Voting                Non-Voting
Contd Relevant Prc Government Authorities are
Obtained. (b) for the Purposes-of This Special
Resolution: ''relevant Period'' Means the Period
from The-passing of This Special Resolution Until
the Earliest Of: (i) the Conclusion-of the Next
Annual General Meeting of the Company Following the
Passing Of-this Special Resolution; (ii) the
Expiration of the 12-month Period Following-the
Passing of This Special Resolution; Or (iii) the
Date on Which The- Authority Granted to the Board
As Set Out in This Special Resolution Is- Revoked
Or Varied by A Special Resolution of the
Shareholders of the Company-in A General Meeting.
(c) Contingent on the Board Resolving to Separately
Or-concurrently Issue Domestic Shares and Overseas
Listed Foreign Shares (h-shares) Pursuant to
Paragraph (a) of This Special Resolution, the Board
Be-contd                                            Non-Voting                Non-Voting
Contd Authorised to Increase the Registered Capital
of the Company to Reflect-the Number of Such Shares
Authorised to be Issued by the Company Pursuant
To-paragraph (a) of This Special Resolution and to


458




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Make Such Appropriate And- Necessary Amendments to
      the Articles of Association of the Company As
      They-think Fit to Reflect Such Increases in the
      Registered Capital of the Company-and to Take Any
      Other Action and Complete Any Formality Required to
      Effect-the Separate Or Concurrent Issuance of
      Domestic Shares and Overseas Listed- Foreign Shares
      (h Shares) Pursuant to Paragraph (a) of This
      Special- Resolution and the Increase in the
      Registered Capital of the Company''                 Non-Voting                Non-Voting
CHINA HONGQIAO GROUP LTD, GRAND CAYMAN
CUSIP: G21150100
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0401/ltn201404011493.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0401/ltn201404011468.pdf                     Non-Voting                Non-Voting
1     To Consider and Adopt the Audited Consolidated
      Financial Statements of the Company and the Reports
      of the Directors and the Auditors of the Company
      for the Year Ended 31 December 2013                 Management  For           Voted - For
2.i   To Re-elect Mr. Zhang Shiping As an Executive
      Director of the Company                             Management  For           Voted - Against
2.ii  To Re-elect Ms. Zheng Shuliang As an Executive
      Director of the Company                             Management  For           Voted - Against
2.iii To Re-elect Mr. Zhang Bo As an Executive Director
      of the Company                                      Management  For           Voted - Against
2.iv  To Re-elect Mr. Qi Xingli As an Executive Director
      of the Company                                      Management  For           Voted - Against
2.v   To Re-elect Mr. Yang Congsen As A Non-executive
      Director of the Company                             Management  For           Voted - Against
2.vi  To Re-elect Mr. Zhang Jinglei As A Non- Executive
      Director of the Company                             Management  For           Voted - Against
2.vii To Re-elect Mr. Xing Jian As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
2viii To Re-elect Mr. Chen Yinghai As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
2.ix  To Re-elect Mr. Han Benwen As an Independent
      Non-executive Director of the Company               Management  For           Voted - For
2.x   To Authorize the Board of Directors of the Company
      to Fix the Respective Directors' Remuneration       Management  For           Voted - For
3     To Re-appoint Deloitte Touche Tohmatsu As Auditors
      of the Company and to Authorize the Board of
      Directors of the Company to Fix Their Remuneration  Management  For           Voted - For


459




                         GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Declare A Final Dividend of Hkd 27.0 Cents Per
    Share for the Year Ended 31 December 2013 to the
    Shareholders of the Company                         Management  For           Voted - For
5   To Give A General Mandate to the Directors of the
    Company to Repurchase the Company's Shares Not
    Exceeding 10% of the Aggregate Nominal Amount of
    the Issued Share Capital of the Company As at the
    Date of Passing of This Resolution                  Management  For           Voted - For
6   To Give A General Mandate to the Directors of the
    Company to Issue, Allot and Deal with Additional
    Shares of the Company Not Exceeding 20% of the
    Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of Passing of
    This Resolution                                     Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors of the Company to Issue, Allot and Deal
    with Additional Shares in the Share Capital of the
    Company by the Aggregate Nominal Amount of Shares
    Repurchased by the Company                          Management  For           Voted - Against
CHINA MOLYBDENUM CO LTD, HENAN PROVINCE
CUSIP: Y1503Z105
Meeting Date: 25-Nov-13  Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1009/ltn20131009481.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1009/ltn20131009473.pdf A-nd
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1106/ltn20131106458.pd-f                       Non-Voting                Non-Voting
1   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Type of Securities to be Issued              Management  For           Voted - For
2   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Issue Size                                   Management  For           Voted - For
3   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Par Value and Issue Price                    Management  For           Voted - For
4   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Term                                         Management  For           Voted - For
5   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Interest Rate                                Management  For           Voted - For
6   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Method and Timing of Interest Payment        Management  For           Voted - For
7   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Conversion Period                            Management  For           Voted - For


460




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Determination and Adjustment of the Cb
    Conversion Price                                    Management  For           Voted - For
9   To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Terms of the Downward Adjustment to Cb
    Conversion Price                                    Management  For           Voted - For
10  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Method for Determining the Number of Shares
    for Conversion                                      Management  For           Voted - For
11  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Terms of Redemption                          Management  For           Voted - For
12  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Terms of Sale Back                           Management  For           Voted - For
13  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Entitlement to Dividend of the Year of
    Conversion                                          Management  For           Voted - For
14  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Method of Issuance and Target Investors      Management  For           Voted - For
15  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Subscription Arrangement for the Existing
    Holders of A Shares                                 Management  For           Voted - For
16  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Cb Holders and Cb Holders' Meetings          Management  For           Voted - For
17  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Use of Proceeds                              Management  For           Voted - For
18  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Guarantee                                    Management  For           Voted - For
19  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Account for Deposit of Proceeds              Management  For           Voted - For
20  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Validity Period of This Resolution           Management  For           Voted - For
21  To Consider and Approve the Proposal in Respect of
    the Plan of the Issuance of A Share Convertible
    Bonds: Matters Relating to Authorization in
    Connection with the Issuance of the Convertible
    Bonds                                               Management  For           Voted - For
    6 Nov 13: Please Note That This is A Revision Due
    to Receipt of Additional Lin-k. If You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    For-m Unless You Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                Non-Voting


461




                          GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY  MGT. POSITION REGISTRANT VOTED
Meeting Date: 25-Nov-13   Meeting Type: ExtraOrdinary General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1009/ltn20131009445.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1009/ltn20131009433.pdf                        Non-Voting                 Non-Voting
1    To Consider and Approve the Proposal in Respect of
     the Acquisition of 80% Interest in Northparkes
     Joint Venture Held by North Mining Limited and
     Certain Associated Rights and Assets by Cmoc Mining
     Pty Limited, A Wholly-owned Subsidiary of the
     Company                                             Management   For           Voted - For
2    To Consider and Approve the Proposal in Respect of
     the Change in Use of Proceeds                       Management   For           Voted - For
3.1  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Type of Securities to be Issued              Management   For           Voted - For
3.2  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Issue Size                                   Management   For           Voted - For
3.3  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Par Value and Issue Price                    Management   For           Voted - For
3.4  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Term                                         Management   For           Voted - For
3.5  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Interest Rate                                Management   For           Voted - For
3.6  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Method and Timing of Interest Payment        Management   For           Voted - For
3.7  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Conversion Period                            Management   For           Voted - For
3.8  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Determination and Adjustment of the Cb
     Conversion Price                                    Management   For           Voted - For
3.9  To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Terms of the Downward Adjustment to Cb
     Conversion Price                                    Management   For           Voted - For
3.10 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Method for Determining the Number of Shares
     for Conversion                                      Management   For           Voted - For
3.11 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Terms of Redemption                          Management   For           Voted - For


462




     GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.12 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Terms of Sale Back                          Management  For           Voted - For
3.13 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Entitlement to Dividend of the Year of
     Conversion                                         Management  For           Voted - For
3.14 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Method of Issuance and Target Investors     Management  For           Voted - For
3.15 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Subscription Arrangement for the Existing
     Holders of A Shares                                Management  For           Voted - For
3.16 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Cb Holders and Cb Holders' Meetings         Management  For           Voted - For
3.17 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Use of Proceeds                             Management  For           Voted - For
3.18 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Guarantee                                   Management  For           Voted - For
3.19 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Account for Deposit of Proceeds             Management  For           Voted - For
3.20 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Validity Period of This Resolution          Management  For           Voted - For
3.21 To Consider and Approve the Proposal in Respect of
     the Plan of the Issuance of A Share Convertible
     Bonds: Matters Relating to Authorization in
     Connection with the Issuance of the Convertible
     Bonds                                              Management  For           Voted - For
4    To Consider and Approve the Proposal in Respect of
     the Statement on the Use of Proceeds from Previous
     Fund Raising Activity                              Management  For           Voted - For
5    To Consider and Approve the Proposal in Respect of
     the Proposed Use of Proceeds to be Raised from the
     Issuance of A Share Convertible Bonds and the
     Feasibility of the New Project After Changing the
     Use of Proceeds Raised from Previous Fund Raising
     Activity                                           Management  For           Voted - For
6    To Consider and Approve the Proposal in Respect of
     the Provision of Guarantee by the Company for the
     Domestic and Offshore Financing for the Overseas
     Acquisition                                        Management  For           Voted - For
7    To Consider and Approve the Proposal in Respect of
     the Proposed Appointment of Mr. Yuan Honglin As A
     Non-executive Director and to Determine His
     Remuneration                                       Management  For           Voted - For


463




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 09-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324091.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324089.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Financial Report of the
    Company for the Year 2013                           Management  For           Voted - For
2   To Receive and Consider the Financial Statements of
    the Company for the Year 2013                       Management  For           Voted - For
3   To Consider and Approve the Budget Report of the
    Company for the Year 2014                           Management  For           Voted - For
4   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013               Management  For           Voted - For
5   To Receive and Consider the Report of the Board for
    the Year 2013                                       Management  For           Voted - For
6   To Receive and Consider the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
7   To Receive and Consider the Annual Report of the
    Company for the Year 2013 and Its Summary           Management  For           Voted - For
8   To Consider and Approve the Re-appointment of the
    External Auditors of the Company for the Year 2014
    and to Authorise the Board to Determine Its
    Remuneration                                        Management  For           Voted - For
9   To Consider and Approve the Proposed Renewal of
    Liability Insurance for the Directors, Supervisors
    and Senior Management of the Company                Management  For           Voted - For
10  To Consider and Approve the Authorisation to the
    Board to Deal with All Matters in Relation to the
    Company's Distribution of Interim Dividend and
    Quarterly Dividend for the Year 2014 in Its
    Absolute Discretion                                 Management  For           Voted - For
11  To Consider and Approve the Proposed Amendments to
    the Articles of Association                         Management  For           Voted - For
12  To Consider and Approve the Proposed Amendments to
    the Rules for Shareholders' General Meetings        Management  For           Voted - For
13  To Consider and Approve the Authorisation to the
    Board to Determine the Remuneration of Yuan
    Honglin, A Director                                 Management  For           Voted - For
14  To Consider and Approve the Grant of A General
    Mandate to the Board to Allot and Issue H Shares
    and A Shares                                        Management  For           Voted - Against
15  To Consider and Approve the Proposed Extension of
    the Validity Period of the Shareholders'
    Authorisation to the Board to Issue Debt Financing
    Notes                                               Management  For           Voted - For


464

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA PRECIOUS METAL RESOURCES HOLDINGS CO LTD
CUSIP: G2158B104
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0425/ltn20140425826.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0425/ltn20140425814.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Financial Statements of the Company and Its
      Subsidiaries and the Reports of the Directors and
      the Auditor for the Year Ended 31 December 2013     Management  For           Voted - For
2.a.i To Re-elect Mr. Deng Guoli As an Executive Director Management  For           Voted - For
2a.ii To Re-elect Mr. Li Xianghong As A Non- Executive
      Director                                            Management  For           Voted - For
2aiii To Re-elect Mr. Chan Kin Sang As an Independent
      Non-executive Director                              Management  For           Voted - For
2a.iv To Re-elect Professor Xiao Rong Ge As an
      Independent Non-executive Director                  Management  For           Voted - For
2.b   To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
3     To Re-appoint Crowe Horwath (hk) Cpa Limited As the
      Auditor of the Company and to Authorize the
      Directors to Fix Its Remuneration                   Management  For           Voted - For
4.A   To Grant an Unconditional General Mandate to the
      Directors to Allot and Issue Shares                 Management  For           Voted - Against
4.B   To Grant an Unconditional General Mandate to the
      Directors to Repurchase Shares                      Management  For           Voted - For
4.C   To Extend the General Mandate Granted to the
      Directors to Issue Shares Under Resolution 4(a) by
      Adding the Nominal Amount of Shares Repurchased by
      the Company Under Resolution 4(b)                   Management  For           Voted - Against
Meeting Date: 30-May-14 Meeting Type: ExtraOrdinary General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0513/ltn20140513299.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0513/ltn20140513290.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-resolution 1, Abstain
      is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1     (a) to Approve and Adopt the New Share Option
      Scheme of the Company (the "2014 Share Option
      Scheme", the Principal Terms of Which are Set Out


465




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in the Company's Circular Dated 14 May 2014) and to
    Authorize the Directors of the Company to Grant
    Options to Subscribe for Shares of the Company of
    Hkd 0.125 Each ("shares") Thereunder and to Allot,
    Issue and Deal in Any Shares Pursuant to the
    Exercise of the Options Which May be Granted Under
    the 2014 Share Option Scheme and to Do All Such
    Acts As the Directors May in Their Absolute
    Discretion Consider Necessary Or Expedient in Order
    to Give Full Effect to the 2014 Share Option
    Scheme; and (b) to Terminate (save That Any
    Outstanding Options Granted and Unexercised Thereof
    Will Remain Valid and Exercisable) the Existing
    Share Option Scheme Adopted by the Company Pursuant
    to A Contd                                          Management  For           Voted - For
    Contd Written Resolution of All the Shareholders of
    the Company Dated 18-september 2004                 Non-Voting                Non-Voting
CHINA RARE EARTH HOLDINGS LTD, GEORGE TOWN
CUSIP: G21089100
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn20140423499.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn20140423495.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries for the Year Ended 31 December 2013
    and the Directors' Report and the Independent
    Auditor's Report Thereon                            Management  For           Voted - For
2.A To Re-elect Ms. Qian Yuanying As an Executive
    Director                                            Management  For           Voted - For
2.B To Authorise the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
3   To Elect Mr. Huang Chunhua (who Has Served As an
    Independent Non- Executive Director for More Than 9
    Years) As an Independent Non- Executive Director
    and to Authorise the Board of Directors to Fix His
    Remuneration                                        Management  For           Voted - For
4   To Re-appoint the Retiring Auditor, Crowe Horwath
    (hk) Cpa Limited and to Authorise the Board of
    Directors to Fix Its Remuneration                   Management  For           Voted - For
5   To Give A General Mandate to the Directors to
    Allot, Issue and Deal with Unissued Shares Not
    Exceeding 20% of the Issued Share Capital of the
    Company                                             Management  For           Voted - Against


466




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   To Give A General Mandate to the Directors to
    Repurchase Shares of the Company Not Exceeding 10%
    of the Issued Share Capital of the Company          Management  For           Voted - For
7   To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares of an Amount Not Exceeding the Amount of
    Shares Repurchased by the Company                   Management  For           Voted - Against
8   To Adopt the New Scheme Option Scheme               Management  For           Voted - For
CITIC PACIFIC LTD, HONG KONG
CUSIP: Y1639J116
Meeting Date: 04-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114255.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1114/ltn20131114261.pdf                      Non-Voting                Non-Voting
1   To Approve the Framework Agreement and the
    Transactions Contemplated Therein                   Management  For           Voted - For
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324486.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0324/ltn20140324446.pdf                      Non-Voting                Non-Voting
1   To Adopt the Audited Accounts and the Reports of
    the Directors and the Auditor for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Mr. Carl Yung Ming Jie As Director      Management  For           Voted - Against
3.b To Re-elect Mr. Gregory Lynn Curl As Director       Management  For           Voted - For
3.c To Re-elect Mr. Francis Siu Wai Keung As Director   Management  For           Voted - For
4   To Re-appoint KPMG As Auditor and Authorise the
    Board of Directors to Fix Their Remuneration        Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Issue and Dispose of Additional Shares Not
    Exceeding 20% of the Number of Shares of the
    Company in Issue As at the Date of This Resolution  Management  For           Voted - Against
6   To Grant A General Mandate to the Directors to
    Purchase Or Otherwise Acquire Shares of the Company


467




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Not Exceeding 10% of the Number of Shares of the
    Company in Issue As at the Date of This Resolution  Management  For           Voted - For
7   To Approve the Payment of Additional Remuneration
    for Non-executive Directors Serving on the Audit
    Committee                                           Management  For           Voted - For
8   To Approve the Adoption of the New Articles of
    Association of the Company                          Management  For           Voted - Against
Meeting Date: 03-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0514/ltn20140514258.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0514/ltn20140514282.pdf                      Non-Voting                Non-Voting
1.a To Approve the Share Transfer Agreement (including
    All Transactions and Ancillary Matters Contemplated
    Therein) Dated 16 April 2014 Entered Into Among the
    Company, Citic Group Corporation ("citic Group")
    and Beijing Citic Enterprise Management Co., Ltd.
    (the "share Transfer Agreement")                    Management  For           Voted - For
1.b To Authorise the Directors of the Company to Do All
    Acts and Execute All Documents They Consider
    Necessary Or Desirable to Give Effect to the
    Transactions Contemplated in This Ordinary
    Resolution No. 1(a)                                 Management  For           Voted - For
2.a To Approve the Issue of Additional Shares of the
    Company to Citic Group Or Citic Group's Designated
    Wholly- Owned Subsidiaries As Part of the
    Consideration Pursuant to the Terms and Conditions
    of the Share Transfer Agreement and to Grant A
    Specific Mandate to the Board of Directors of the
    Company to Issue the Placing Shares                 Management  For           Voted - For
2.b To Authorise the Board of Directors of the Company
    to Do All Acts and Execute All Documents They
    Consider Necessary Or Desirable to Give Effect to
    the Transactions Contemplated in This Ordinary
    Resolution No. 2(a)                                 Management  For           Voted - For
2.c To Approve Any Placing Agreement Or Subscription
    Agreement Signed by the Company Prior to the Date
    of This Extraordinary General Meeting               Management  For           Voted - For
3   To Re-elect Mr. Zeng Chen As Director               Management  For           Voted - Against
4.a To Approve the Change of the Company Name from
    "citic Pacific Limited" to "citic Limited"          Management  For           Voted - For
4.b To Authorise Any One Director of the Company to Do
    All Acts, Deeds, and Things and Execute All
    Documents He Considers Necessary Or Desirable to
    Give Effect to the Transactions Contemplated in
    This Special Resolution No. 4(a)                    Management  For           Voted - For


468




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.c To Approve the Alteration of Article 1a of the
    Articles of Association of the Company             Management  For           Voted - For
DONGYUE GROUP LTD
CUSIP: G2816P107
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151037.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn201404151018.pdf                    Non-Voting                Non-Voting
1   To Receive, Consider and Adopt the Audited
    Consolidated Financial Statements of the Company
    and Its Subsidiaries and the Reports of the
    Directors and Auditors for the Year Ended 31
    December 2013                                      Management  For           Voted - For
2.a To Re-elect Mr. Cui Tongzheng As an Executive
    Director of the Company                            Management  For           Voted - For
2.b To Re-elect Mr. Liu Yi As an Independent
    Non-executive Director of the Company              Management  For           Voted - For
2.c To Re-elect Mr. Yue Rundong As an Independent
    Non-executive Director of the Company              Management  For           Voted - For
3   To Authorize the Board of Directors of the Company
    to Fix the Directors' Remuneration                 Management  For           Voted - For
4   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    of the Company and to Authorize the Board of
    Directors of the Company to Fix Their Remuneration Management  For           Voted - For
5   To Declare A Final Dividend for the Year Ended 31
    December 2013                                      Management  For           Voted - For
6.a To Grant General Mandate to the Directors to Issue
    New Shares of the Company                          Management  For           Voted - Against
6.b To Grant General Mandate to the Directors to
    Repurchase Shares of the Company                   Management  For           Voted - For
6.c To Extend the General Mandate to Issue New Shares
    of the Company by Adding the Number of the Shares
    Repurchased                                        Management  For           Voted - Against
FOSUN INTERNATIONAL LTD
CUSIP: Y2618Y108
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                      Non-Voting                Non-Voting


469




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0423/ltn20140423192.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0423/ltn20140423190.pdf                       Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Financial Statements and the Reports of the Board
      of Directors of the Company and of Auditors for the
      Year Ended 31 December 2013                          Management  For           Voted - For
2     To Declare A Final Dividend for the Year Ended 31
      December 2013                                        Management  For           Voted - For
3.I   To Re-elect Mr. Liang Xinjun As Executive Director
      of the Company                                       Management  For           Voted - Against
3.II  To Re-elect Mr. Fan Wei As Non- Executive Director
      of the Company                                       Management  For           Voted - Against
3.III To Re-elect Mr. Qin Xuetang As Executive Director
      of the Company                                       Management  For           Voted - Against
3.IV To Re-elect Mr. Wu Ping As Executive Director of
      the Company                                          Management  For           Voted - Against
3.V   To Authorise the Board of Directors of the Company
      to Fix the Remuneration of the Directors of the
      Company                                              Management  For           Voted - For
4     To Re-appoint Ernst & Young As Auditors and to
      Authorise the Board of Directors of the Company to
      Fix Their Remuneration                               Management  For           Voted - For
5     To Give A General Mandate to the Directors of the
      Company to Purchase the Shares of the Company Not
      Exceeding 10% of the Total Issued Shares of the
      Company As at the Date of Passing of This Resolution Management  For           Voted - For
6     To Give A General Mandate to the Directors of the
      Company to Issue, Allot and Deal with Additional
      Shares of the Company Not Exceeding 20% of the
      Total Issued Shares of the Company As at the Date
      of Passing of This Resolution.                       Management  For           Voted - Against
7     To Extend the General Mandate Granted to the
      Directors of the Company to Issue, Allot and Deal
      with Additional Shares of the Company by the Total
      Shares Repurchased by the Company                    Management  For           Voted - Against
8     To Grant an Unconditional Mandate to the Directors
      of the Company to Grant Options Under the Share
      Option Scheme and to Allot and Issue Shares of the
      Company As and When Any Options May be Granted
      Under the Share Option Scheme are Exercised          Management  For           Voted - For
FUFENG GROUP LTD
CUSIP: G36844119
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting


470




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Note That the Company Notice and Proxy Form are
      Available by Clicking on The-url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402565.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn20140402535.pdf                       Non-Voting                Non-Voting
1     To Receive, Consider and Adopt the Audited
      Consolidated Financial Statements of the Company
      and Its Subsidiaries and the Reports of the
      Directors and Auditor for the Year Ended 31
      December 2013                                        Management  For           Voted - For
2     To Approve the Final Dividend of Hk4 Cents Per
      Share for the Year Ended 31 December 2013            Management  For           Voted - For
3.I   To Re-elect Mr. Wang Longxiang As Executive Director Management  For           Voted - For
3.II  To Re-elect Mr. Li Deheng As Executive Director      Management  For           Voted - For
3.III To Re-elect Mr. Chen Ning As Independent
      Non-executive Director                               Management  For           Voted - For
3.IV To Re-elect Mr. Liang Wenjun As Independent
      Non-executive Director                               Management  For           Voted - For
3.V   To Authorise the Directors to Fix the Remuneration
      of the Re-elected Directors                          Management  For           Voted - For
4     To Re-appoint PricewaterhouseCoopers As Auditor of
      the Company and to Authorise the Board of Directors
      to Fix Its Remuneration                              Management  For           Voted - For
5.A   To Grant A General Mandate to the Directors to
      Issue Shares of the Company                          Management  For           Voted - Against
5.B   To Grant A General Mandate to the Directors to
      Repurchase Shares of the Company                     Management  For           Voted - For
5.C   To Extend the General Mandate to Issue Shares by
      Adding Repurchased Shares Thereto                    Management  For           Voted - Against
HIDILI INDUSTRY INTERNATIONAL DEVELOPMENT LTD, GRA
CUSIP: G44403106
Meeting Date: 31-Dec-13 Meeting Type: ExtraOrdinary General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against'-only for Resolution 1,
      Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/1212/ltn20131212641.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/1212/ltn20131212637.pdf                       Non-Voting                Non-Voting
1     To Approve, Confirm and Ratify the Entering Into of
      the Agreement, the Equity Pledge and the Guarantees
      (as Respectively Defined in the Notice and the
      Circular of the Company Dated 12 December 2013) and
      to Approve the Performance of All the Respective
      Transactions Contemplated Thereunder As More
      Particularly Specified in the Notice                 Management  For           Voted - For


471




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn20140523005.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn20140523013.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company and the Auditors of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Re-elect Mr. Xian Yang As an Executive Director  Management  For           Voted - For
3   To Re-elect Mr. Chen Limin As an Independent
    Non-executive Director                              Management  For           Voted - For
4   To Authorise the Board of Directors to Fix the
    Remuneration of the Directors of the Company        Management  For           Voted - For
5   To Re-appoint Deloitte Touche Tohmatsu As the
    Auditors of the Company and to Authorise the Board
    of Directors to Fix Their Remuneration              Management  For           Voted - Against
6   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue Or Otherwise Deal with the
    Company's New Shares                                Management  For           Voted - Against
7   To Grant A General Mandate to the Directors of the
    Company to Buy Back the Company's Shares            Management  For           Voted - For
8   To Extend the General Mandate Granted to the
    Directors to Issue Shares by the Nominal Amount of
    the Shares Bought Back                              Management  For           Voted - Against
HUNAN NONFERROUS METALS CORPORATION LTD
CUSIP: Y3767E109
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    315424 Due to Addition Of-resolution 8. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn-20140411805.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn-20140411825.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505/ltn-201405051013.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0505-/ltn20140505980.pdf                     Non-Voting                Non-Voting


472




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company and Its Subsidiaries for
    the Year Ended 31 December 2013                     Management  For           Voted - For
4   To Consider and Approve the Re- Appointment of
    Baker Tilly Hong Kong Limited and Baker Tilly China
    Certified Public Accountants As the International
    and Domestic Auditors of the Company, Respectively
    for the Year 2014, the Term of Such Re- Appointment
    Shall Continue Until the Next Annual General
    Meeting of the Company, and to Authorize the Audit
    Committee of Board to Determine Their Remuneration  Management  For           Voted - For
5   To Consider and Approve the Re- Election of Ms.
    Deng Yingjie As an Executive Director of the
    Company, and to Authorize the Board to Determine
    Her Remuneration and Any Executive Director of the
    Company to Execute the Service Contract with Her    Management  For           Voted - Against
6   To Consider and Approve the Appointment of Mr. Wu
    Xiaopeng As A Shareholders, Representative
    Supervisor of the Company, and to Authorize the
    Board to Determine His Remuneration and Any
    Executive Director of the Company to Execute the
    Service Contract with Him                           Management  For           Voted - Against
7   To Consider and Approve to Grant an Unconditional
    General Mandate to the Board to Allot, Issue And/or
    Deal with Domestic Shares And/or H Shares           Management  For           Voted - Against
8   To Consider and Approve the Re- Election of Mr. He
    Yawen As an Executive Director of the Company, and
    to Authorize the Board to Determine His
    Remuneration and Any Executive Director of the
    Company to Execute the Service Contract with Him    Management  For           Voted - Against
JIANGXI COPPER CO LTD
CUSIP: Y4446C100
Meeting Date: 11-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn201404241330.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn201404241352.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    of 2013                                             Management  For           Voted - For


473




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    of 2013                                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    for the Year of 2013                                 Management  For           Voted - For
4   To Consider and Approve the Proposal for
    Distribution of Profit of the Company for the Year
    of 2013                                              Management  For           Voted - For
5   To Consider and Approve the Plan of Incentive Award
    Fund Reserve for Senior Management for the Year of
    2013 and to Authorise Two Directors of the Company
    to Form A Sub- Committee of the Directors of the
    Company to Determine the Reward for Each Senior
    Management in Accordance Therewith                   Management  For           Voted - For
6   To Appoint Deloitte Touche Tohmatsu Certified
    Public Accountants LLP (special General
    Partnership) and Deloitte Touche Tohmatsu As the
    Company's Domestic and Overseas Auditors for the
    Year of 2014, Respectively and to Authorise the
    Board to Determine Their Remunerations and Any One
    Executive Director of the Company to Enter Into the
    Service Agreement and Any Other Related Documents
    with Deloitte Touche Tohmatsu Certified Public
    Accountants LLP (special General Partnership) and
    Deloitte Touche Tohmatsu                             Management  For           Voted - For
7   To Accept the Resignation of Mr. Wu Jianchang As an
    Independent Non- Executive Director of the Company
    and to Authorise Any One Executive Director of the
    Company to Sign All Documents, Agreements and to Do
    All Such Acts and Things to Give Effect to Such
    Matters                                              Management  For           Voted - For
8   To Consider and Approve the Appointment of Mr. Qiu
    Guanzhou As an Independent Non-executive Director
    of the Company and to Authorise Any One Executive
    Director of the Company to Enter Into A Service
    Contract on Behalf of the Company with Mr. Qiu
    Guanzhou on and Subject to Such Terms and
    Conditions As the Board of Directors of the Company
    Think Fit and to Do All Such Acts and Things to
    Give Effect to Such Matters                          Management  For           Voted - For
9   To Give A General Mandate to the Board to Issue New
    H Shares of Not More Than 20% of the Total H Shares
    in Issue As at the Date of the Annual General
    Meeting                                              Management  For           Voted - Against
10  To Approve Amendments to the Articles of
    Association of the Company: Article 13, 21, 164, 165 Management  For           Voted - For


474

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
KINGBOARD CHEMICAL HOLDINGS LTD, GEORGE TOWN
CUSIP: G52562140
Meeting Date: 16-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127468.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127473.pdf                      Non-Voting                Non-Voting
1   That the Entering Into of the New Kbc Purchase
    Framework Agreement (as Defined in the Circular to
    the Shareholders of the Company Dated 28 November
    2013 (the "circular")), and the Transactions and
    the Proposed Annual Caps (as Defined in the
    Circular) Contemplated Thereunder be and are Hereby
    Approved, Confirmed and Ratified, and Any Director
    of the Company be and is Hereby Authorised to Do,
    Approve and Transact All Such Acts and Things As
    He/she May in His/her Discretion Consider
    Necessary, Desirable Or Expedient in Connection
    Therewith                                           Management  For           Voted - For
2   That the Entering Into of the New Kbl Purchase
    Framework Agreement (as Defined in the Circular),
    and the Transactions and the Proposed Annual Caps
    (as Defined in the Circular) Contemplated
    Thereunder be and are Hereby Approved, Confirmed
    and Ratified, and Any Director of the Company be
    and is Hereby Authorised to Do, Approve and
    Transact All Such Acts and Things As He/she May in
    His/her Discretion Consider Necessary, Desirable Or
    Expedient in Connection Therewith                   Management  For           Voted - For
3   That the Entering Into of the New Kbl Supply
    Framework Agreement (as Defined in the Circular)
    and the Transactions and the Proposed Annual Caps
    (as Defined in the Circular) Contemplated
    Thereunder be and are Hereby Approved, Confirmed
    and Ratified, and Any Director of the Company be
    and is Hereby Authorised to Do, Approve and
    Transact All Such Acts and Things As He/she May in
    His/her Discretion Consider Necessary, Desirable Or
    Expedient in Connection Therewith                   Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415487.pdf-and-


475




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415464.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Directors' Report and the
    Independent Auditor's Report Thereon for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3.a To Re-elect the Following Director of the Company:
    Mr. Cheung Kwok Wing                                Management  For           Voted - For
3.b To Re-elect the Following Director of the Company:
    Mr. Chen Maosheng                                   Management  For           Voted - For
3.c To Re-elect the Following Director of the Company:
    Dr. Cheng Wai Chee, Christopher                     Management  For           Voted - For
3.d To Re-elect the Following Independent Non-executive
    Director of the Company: Mr. Tse Kam Hung (who Has
    Served As an Independent Non-executive Director for
    More Than 9 Years)                                  Management  For           Voted - For
3.e To Re-elect the Following Independent Non-executive
    Director of the Company: Mr. Tang King Shing        Management  For           Voted - Against
4   To Authorise the Board of Directors of the Company
    to Fix the Directors' Remuneration                  Management  For           Voted - For
5   To Re-appoint Auditors and to Authorise the Board
    of Directors to Fix Their Remuneration              Management  For           Voted - For
6.A That: (a) Subject to Paragraph (c) of This
    Resolution, the Exercise by the Directors of the
    Company ("directors") During the Relevant Period
    (as Hereinafter Defined) of All the Powers of the
    Company to Allot, Issue and Deal with Additional
    Shares of the Company ("shares") Or Securities
    Convertible Into Shares, Or Options, Warrants Or
    Similar Rights to Subscribe for Any Shares, and to
    Make Or Grant Offers,                               Management  For           Voted - Against
    Agreements and Options Which Might Require the
    Exercise of Such Power be and is Hereby Generally
    and Unconditionally Approved; (b) the Approval in
    Paragraph (a) of This Resolution Shall be in
    Addition to Any Other Authorisations Given to the
    Directors and Shall Authorise the Directors During
    the Relevant Period to Make Or Grant Offers,
    Agreements and Options Which Might Require the
    Exercise of Such Power After the End Contd                                    Non-Voting
    Contd of the Relevant Period; (c) the Aggregate
    Nominal Amount of Share- Capital Allotted Or Agreed
    Conditionally Or Unconditionally to be
    Allotted-(whether Pursuant to an Option Or
    Otherwise) by the Directors Pursuant to
    The-approval Given in Paragraph (a) of This
    Resolution, Otherwise Than Pursuant-to: (i) A
    Rights Issue (as Hereinafter Defined); (ii) the
    Exercise of Rights-of Subscription Or Conversion
    Under the Terms of Any Warrants Issued by


476




GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
The-company Or Any Securities Which are Convertible
Into Shares; (iii) The-exercise of Any Option
Scheme Or Similar Arrangement for the Time Being-
Adopted for the Grant Or Issue to the Officers
And/or Employees of The-company And/or Any of Its
Subsidiaries of Shares Or Rights to Acquire
Shares;-or (iv) Any Scrip Dividend Or Similar
Arrangement Providing for the Allotment-of Contd    Non-Voting                Non-Voting
Contd Shares in Lieu of the Whole Or Part of A
Dividend on Shares In- Accordance with the Articles
of Association of the Company; Shall Not Exceed-20
Per Cent of the Aggregate Nominal Amount of the
Share Capital of The-company in Issue at the Date
of Passing This Resolution and the Said Approval-
Shall be Limited Accordingly; (d) Subject to the
Passing of Each of The-paragraphs (a), (b) and (c)
of This Resolution, Any Prior Approvals of The-kind
Referred to in Paragraphs (a), (b) and (c) of This
Resolution Which Had-been Granted to the Directors
and Which are Still in Effect be and are
Hereby-revoked; and (e) for the Purpose of This
Resolution: "relevant Period" Means-the Period from
the Passing of This Resolution Until Whichever is
the Earlier-of: (i) the Conclusion of the Next
Annual General Meeting of the Company;- Contd       Non-Voting                Non-Voting
Contd (ii) the Expiration of the Period Within
Which the Next Annual General-meeting of the
Company is Required to be Held by Any Applicable
Laws Or-regulations Or the Articles of Association
of the Company; and (iii) The-revocation Or
Variation of the Authority Given Under This
Resolution by An-ordinary Resolution of the
Shareholders of the Company in General Meeting;-and
"rights Issue" Means an Offer of Shares Or Issue of
Options, Warrants Or-other Securities Giving the
Right to Subscribe for Shares Open for A
Period-fixed by the Directors to Holders of Shares
Or Any Class Thereof on The-register of Members of
the Company on A Fixed Record Date in Proportion
To-their Then Holdings of Such Shares Or Class
Thereof (subject to Such-exclusion Or Other
Arrangements As the Directors May Deem Necessary
Or- Expedient in Contd                              Non-Voting                Non-Voting
Contd Relation to Fractional Entitlements Or Having
Regard to Any-restrictions Or Obligations Under the
Laws Of, Or the Requirements of Any-recognised
Regulatory Body Or Stock Exchange in Any Territory
Outside Hong-kong)                                  Non-Voting                Non-Voting
6.B That: (a) Subject to Paragraph (b) of This
Resolution, the Exercise by the Directors During
the Relevant Period (as Hereinafter Defined) of All
the Powers of the Company to Repurchase Shares Or
Securities Convertible Into Shares on the Stock
Exchange of Hong Kong Limited ("stock Exchange") Or
on Any Other Stock Exchange on Which the Securities
of the Company May be Listed and Recognised for


477




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    This Purpose by the Securities and Futures
    Commission of Hong Kong and the Stock Exchange
    Under the Hong Kong Code on Share Repurchases And,
    Subject to and in Accordance with All Applicable
    Laws and Regulations, be and is Hereby Generally
    and Unconditionally Approved; (b) the Aggregate
    Nominal Amount of the Securities Which May be
    Repurchased by the Company Pursuant to Paragraph
    (a) of This Resolution During the Relevant Period
    Shall Contd                                         Management  For           Voted - For
    Contd Not Exceed 10% of the Aggregate Nominal
    Amount of the Share Capital Of-the Company in Issue
    at the Date of the Passing of This Resolution and
    The-approval Granted Under Paragraph (a) of This
    Resolution Shall be Limited- Accordingly; (c)
    Subject to the Passing of Each of the Paragraphs
    (a) and (b)-of This Resolution, Any Prior Approvals
    of the Kind Referred to in Paragraphs-(a) and (b)
    of This Resolution Which Had Been Granted to the
    Directors And-which are Still in Effect be and are
    Hereby Revoked; and (d) for the Purpose-of This
    Resolution: "relevant Period" Means the Period from
    the Passing Of-this Resolution Until Whichever is
    the Earlier Of: (i) the Conclusion of The- Next
    Annual General Meeting of the Company; (ii) the
    Expiration of the Period-within Which the Next
    Annual General Meeting of the Company is Contd      Non-Voting                Non-Voting
    Contd Required to be Held by Any Applicable Laws Or
    Regulations Or The-articles of Association of the
    Company; and (iii) the Revocation Or Variation-of
    the Authority Given Under This Resolution by an
    Ordinary Resolution of The-shareholders of the
    Company in General Meeting                          Non-Voting                Non-Voting
6.C That Conditional Upon the Passing of Resolutions
    Numbered 6a and 6b As Set Out in the Notice
    Convening This Meeting, the General Mandate Granted
    to the Directors to Exercise the Powers of the
    Company to Allot, Issue Or Otherwise Deal with
    Shares Pursuant to Resolution Numbered 6a Above be
    and is Hereby Extended by the Addition to the
    Aggregate Nominal Amount of the Shares of an Amount
    Representing the Aggregate Nominal Amount of the
    Share Capital of the Company Repurchased by the
    Company Under the Authority Granted Pursuant to
    Resolution Numbered 6b Above, Provided That Such
    Amount Shall Not Exceed 10 Per Cent. of the
    Aggregate Nominal Amount of the Share Capital of
    the Company in Issue at the Date of the Passing of
    This Resolution                                     Management  For           Voted - Against
7   That the Authorised Share Capital of the Company be
    Increased from Hkd 120,000,000 Divided Into
    1,200,000,000 Shares of Hkd 0.1 Each ("shares") to
    Hkd 200,000,000 Divided Into 2,000,000,000 Shares
    by the Creation of an Additional 800,000,000 Shares Management  For           Voted - For


478

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
KINGBOARD LAMINATES HOLDINGS LTD
CUSIP: G5257K107
Meeting Date: 16-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127252.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1127/ltn20131127230.pdf                      Non-Voting                 Non-Voting
1   That the Entering Into of the New Kbl/hallgain
    Purchase Framework Agreement (as Defined in the
    Circular to the Shareholders of the Company Dated
    28 November 2013 (the "circular")), and the
    Transactions and the Proposed Annual Caps (as
    Defined in the Circular) Contemplated Thereunder be
    and are Hereby Approved, Confirmed and Ratified,
    and Any Director of the Company be and is Hereby
    Authorised to Do, Approve and Transact All Such
    Acts and Things As He/she May in His/her Discretion
    Consider Necessary, Desirable Or Expedient in
    Connection Therewith                                Management   For           Voted - For
2   That the Entering Into of the New Kbl/hallgain
    Supply Framework Agreement (as Defined in the
    Circular), and the Transactions and the Proposed
    Annual Caps (as Defined in the Circular)
    Contemplated Thereunder be and are Hereby Approved,
    Confirmed and Ratified, and Any Director of the
    Company be and is Hereby Authorised to Do, Approve
    and Transact All Such Acts and Things As He/she May
    in His/her Discretion Consider Necessary, Desirable
    Or Expedient in Connection Therewith                Management   For           Voted - For
3   That the Entering Into of the New Kbl/kbc Materials
    Purchase Framework Agreement (as Defined in the
    Circular) and the Transactions and the Proposed
    Annual Caps (as Defined in the Circular)
    Contemplated Thereunder be and are Hereby Approved,
    Confirmed and Ratified, and Any Director of the
    Company be and is Hereby Authorised to Do, Approve
    and Transact All Such Acts and Things As He/she May
    in His/her Discretion Consider Necessary, Desirable
    Or Expedient in Connection Therewith                Management   For           Voted - For
4   That the Entering Into of the New Kbl/kbc Supply
    and Service Framework Agreement (as Defined in the
    Circular) and the Transactions and the Proposed
    Annual Caps (as Defined in the Circular)
    Contemplated Thereunder be and are Hereby Approved,
    Confirmed and Ratified, and Any Director of the
    Company be and is Hereby Authorised to Do, Approve
    and Transact All Such Acts and Things As He/she May


479




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in His/her Discretion Consider Necessary, Desirable
    Or Expedient in Connection Therewith                Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415511.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415596.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Directors' Report and the
    Independent Auditor's Report Thereon for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3A  To Re-elect Mr. Cheung Kwok Wa As Executive
    Director of the Company                             Management  For           Voted - Against
3B  To Re-elect Mr. Lam Ka Po As Executive Director of
    the Company                                         Management  For           Voted - Against
3C  To Re-elect Mr. Cheung Ka Ho As Executive Director
    of the Company                                      Management  For           Voted - Against
3D  To Re-elect Mr. Leung Tai Chiu As an Independent
    Non-executive Director of the Company               Management  For           Voted - For
3E  To Authorise the Board of Directors of the Company
    to Fix the Directors' Remuneration                  Management  For           Voted - For
4   To Re-appoint Auditors and to Authorise the Board
    of Directors to Fix Their Remuneration              Management  For           Voted - For
5.A That: (a) Subject to Paragraph (c) of This
    Resolution, the Exercise by the Directors of the
    Company ("directors") During the Relevant Period
    (as Hereinafter Defined) of All the Powers of the
    Company to Allot, Issue and Deal with Additional
    Shares of the Company ("shares") Or Securities
    Convertible Into Shares, Or Options, Warrants Or
    Similar Rights to Subscribe for Any Shares, and to
    Make Or Grant Offers, Agreements and Options Which
    Might Require the Exercise of Such Power be and is
    Hereby Generally and Unconditionally Approved; (b)
    the Approval in Paragraph (a) of This Resolution
    Shall be in Addition to Any                         Management  For           Voted - Against
    Other Authorisations Given to the Directors and
    Shall Authorise the Directors During the Relevant
    Period to Make Or Grant Offers, Agreements and
    Options Which Might Require the Exercise of Such
    Power After the End Contd                                                     Non-Voting
    Contd of the Relevant Period; (c) the Aggregate
    Nominal Amount of Share- Capital Allotted Or Agreed
    Conditionally Or Unconditionally to be
    Allotted-(whether Pursuant to an Option Or
    Otherwise) by the Directors Pursuant to


480




GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
The-approval Given in Paragraph (a) of This
Resolution, Otherwise Than Pursuant-to: (i) A
Rights Issue (as Hereinafter Defined); (ii) the
Exercise of Rights-of Subscription Or Conversion
Under the Terms of Any Warrants Issued by
The-company Or Any Securities Which are Convertible
Into Shares; (iii) The-exercise of Any Option
Scheme Or Similar Arrangement for the Time Being-
Adopted for the Grant Or Issue to the Officers
And/or Employees of The-company And/or Any of Its
Subsidiaries of Shares Or Rights to Acquire
Shares;-or (iv) Any Scrip Dividend Or Similar
Arrangement Providing for the Allotment-of Contd    Non-Voting                Non-Voting
Contd Shares in Lieu of the Whole Or Part of A
Dividend on Shares In- Accordance with the Articles
of Association of the Company; Shall Not Exceed-20
Per Cent of the Aggregate Nominal Amount of the
Share Capital of The-company in Issue at the Date
of Passing This Resolution and the Said Approval-
Shall be Limited Accordingly; (d) Subject to the
Passing of Each of The-paragraphs (a), (b) and (c)
of This Resolution, Any Prior Approvals of The-kind
Referred to in Paragraphs (a), (b) and (c) of This
Resolution Which Had-been Granted to the Directors
and Which are Still in Effect be and are
Hereby-revoked; and (e) for the Purpose of This
Resolution: "relevant Period" Means-the Period from
the Passing of This Resolution Until Whichever is
the Earlier-of: (i) the Conclusion of the Next
Annual General Meeting of the Company;-(ii) Contd   Non-Voting                Non-Voting
Contd the Expiration of the Period Within Which the
Next Annual General-meeting of the Company is
Required by Any Applicable Laws Or the Articles
Of-association of the Company to be Held; and (iii)
the Revocation Or Variation-of The                  Non-Voting                Non-Voting
Authority Given Under This Resolution by an
Ordinary Resolution of The-shareholders of the
Company in General Meeting; and "rights Issue"
Means An-offer of Shares Or Issue of Options,
Warrants Or Other Securities Giving The-right to
Subscribe for Shares Open for A Period Fixed by the
Directors To- Holders of Shares Or Any Class
Thereof on the Register of Members of The-company
on A Fixed Record Date in Proportion to Their Then
Holdings of Such-shares Or Class Thereof (subject
to Such Exclusion Or Other Arrangements As-the
Directors May Deem Necessary Or Expedient in
Relation to Fractional Contd                                                  Non-Voting
Contd Entitlements Or Having Regard to Any
Restrictions Or Obligations Under-the Laws Of, Or
the Requirements of Any Recognised Regulatory Body
Or Stock-exchange in Any Territory Outside Hong
Kong)                                               Non-Voting                Non-Voting
5.B That: (a) Subject to Paragraph (b) of This
Resolution, the Exercise by the Directors During
the Relevant Period (as Hereinafter Defined) of All


481




GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
the Powers of the Company to Repurchase Shares Or
Securities Convertible Into Shares on the Stock
Exchange of Hong Kong Limited ("stock Exchange") Or
on Any Other Stock Exchange on Which the Securities
of the Company May be Listed and Recognized for
This Purpose by the Securities and Futures
Commission of Hong Kong and the Stock Exchange
Under the Hong Kong Code on Share Repurchases And,
Subject to and in Accordance with All Applicable
Laws and Regulations, be and is Hereby Generally
and Unconditionally Approved; (b) the Aggregate
Nominal Amount of the Securities Which May be
Repurchased by the Company Pursuant to Paragraph
(a) of This Resolution During the Relevant Period
Shall Contd                                          Management  For           Voted - For
Contd Not Exceed 10% of the Aggregate Nominal
Amount of the Share Capital Of-the Company in Issue
at the Date of the Passing of This Resolution and
The-approval Granted Under Paragraph (a) of This
Resolution Shall be Limited- Accordingly; (c)
Subject to the Passing of Each of the Paragraphs
(a) and (b)-of This Resolution, Any Prior Approvals
of the Kind Referred to in Paragraphs-(a) and (b)
of This Resolution Which Had Been Granted to the
Directors And-which are Still                        Non-Voting                Non-Voting
In Effect be and are Hereby Revoked; and (d) for
the Purpose-of This Resolution: "relevant Period"
Means the Period from the Passing Of-this
Resolution Until Whichever is the Earlier Of: (i)
the Conclusion of The- Next Annual General Meeting
of the Company; (ii) the Expiration of the
Period-within Which the Next Annual General Meeting
of the Company is Contd                                                        Non-Voting
Contd Required by the Articles of Association of
the Company Or Any- Applicable Laws to be Held; and
(iii) the Revocation Or Variation of The- Authority
Given Under This Resolution by an Ordinary
Resolution of The-shareholders of the Company in
General Meeting                                      Non-Voting                Non-Voting
5.C That Conditional Upon the Passing of Resolutions
Numbered 5a and 5b As Set Out in the Notice
Convening This Meeting, the General Mandate Granted
to the Directors to Exercise the Powers of the
Company to Allot, Issue Or Otherwise Deal with
Shares Pursuant to Resolution Numbered 5a Above be
and is Hereby Extended by the Addition to the
Aggregate Nominal Amount of the Shares of an Amount
Representing the Aggregate Nominal Amount of the
Share Capital of the Company Repurchased by the
Company Under the Authority Granted Pursuant to
Resolution Numbered 5b Above, Provided That Such
Amount Shall Not Exceed 10 Per Cent. of the
Aggregate Nominal Amount of the Share Capital of
the Company in Issue at the Date of the Passing of
This Resolution                                      Management  For           Voted - Against


482

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                               PROPOSED BY  MGT. POSITION REGISTRANT VOTED
MAANSHAN IRON & STEEL CO LTD
CUSIP: Y5361G109
Meeting Date: 09-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1". Thank
    You.                                               Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0624/ltn20130624762.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0624/ltn20130624750.pdf                       Non-Voting                 Non-Voting
1   To Elect Mr. Ding Yi As Director of the Board of
    the Company                                        Management   For           Voted - Against
Meeting Date: 29-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0911/ltn20130911697.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0911/ltn20130911660.pdf                       Non-Voting                 Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                               Non-Voting                 Non-Voting
1   To Consider and Approve the Disposal of Equity
    Interests and Assets Agreement Entered Between the
    Company and Magang (group) Holding Company Limited
    on 22 August 2013                                  Management   For           Voted - For
2   To Consider and Approve Continuing Connected
    Transactions Agreement Entered Between the Company
    and Magang (group) Holding Company Limited on 22
    August 2013                                        Management   For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting     Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508968.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/ltn20140508939.pdf                     Non-Voting                 Non-Voting
1   To Consider and Approve the Work Report of the
    Board of Directors for the Year 2013               Management   For           Voted - For
2   To Consider and Approve the Work Report of the
    Supervisory Committee for the Year 2013            Management   For           Voted - For


483




                           GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider and Approve the Audited Financial
    Statements for the Year 2013                        Management  For           Voted - For
4   To Consider and Approve the Appointment of Ernst &
    Young Hua Ming LLP As the Company's Auditor for the
    Year 2014, and to Authorise the Board of Directors
    to Determine the Remuneration of the Auditor Based
    on That in 2013                                     Management  For           Voted - For
5   To Consider and Approve the Resolution on the
    Adjustment in Depreciation Period of Fixed Assets   Management  For           Voted - For
6   To Consider and Approve the Profit Distribution
    Plan for the Year 2013                              Management  For           Voted - For
MIDAS HOLDINGS LTD
CUSIP: Y6039M114
Meeting Date: 30-Apr-14    Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Directors' Report and
    Audited Financial Statements for the Financial Year
    Ended 31 December 2013 Together with the Auditors'
    Report Thereon                                      Management  For           Voted - For
2   To Approve Payment of Proposed Final Dividend of
    0.25 Singapore Cents Per Ordinary Share for the
    Financial Year Ended 31 December 2013 (2012: 0.25
    Singapore Cents)                                    Management  For           Voted - For
3   To Approve Payment of Directors' Fees of
    Sgd160,000/-                                        Management  For           Voted - For
4   To Re-elect Dr. Xu Wei Dong As A Director           Management  For           Voted - For
5   To Re-elect Mr. Chen Wei Ping As A Director         Management  For           Voted - For
6   To Re-appoint Messrs. Mazars LLP As the Company's
    Auditors and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
7   Authority to Allot and Issue Shares                 Management  For           Voted - For
NINE DRAGONS PAPER (HOLDINGS) LTD
CUSIP: G65318100
Meeting Date: 23-Jun-14    Meeting Type: Special General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0528/ltn20140528233.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0528/ltn20140528252.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


484




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Approve, Ratify and Confirm the Longteng
    Packaging Materials and Chemicals Purchase
    Agreement, and the Proposed Annual Caps in Relation
    to the Longteng Packaging Materials and Chemicals
    Purchase Agreement for the Three Financial Years
    Ending 30 June 2017, and to Authorise Any One
    Director of the Company to Execute All Documents,
    Instruments and Agreements and to Do All Other Acts
    Or Things Deemed by Him/her to be Incidental,
    Ancillary to Or in Connection with the Longteng
    Packaging Materials and Chemicals Purchase
    Agreement, the Transactions Contemplated Thereunder
    and the Proposed Annual Caps for the Three
    Financial Years Ending 30 June 2017                 Management  For           Voted - For
2   To Approve, Ratify and Confirm the Nantong Tenglong
    Chemicals Purchase Agreement, and the Proposed
    Annual Caps in Relation to the Nantong Tenglong
    Chemicals Purchase Agreement for the Three
    Financial Years Ending 30 June 2017, and to
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Nantong Tenglong Chemicals
    Purchase Agreement, the Transactions Contemplated
    Thereunder and the Proposed Annual Caps for the
    Three Financial Years Ending 30 June 2017           Management  For           Voted - For
3   To Approve, Ratify and Confirm the Longteng
    Packaging Paperboard Supply Agreement, and the
    Proposed Annual Caps in Relation to the Longteng
    Packaging Paperboard Supply Agreement for the Three
    Financial Years Ending 30 June 2017, and to
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Longteng Packaging Paperboard
    Supply Agreement, the Transactions Contemplated
    Thereunder and the Proposed Annual Caps for the
    Three Financial Years Ending 30 June 2017           Management  For           Voted - For
4   To Approve, Ratify and Confirm the Taicang
    Packaging Paperboard Supply Agreement, and the
    Proposed Annual Caps in Relation to the Taicang
    Packaging Paperboard Supply Agreement for the Three
    Financial Years Ending 30 June 2017, and to
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Taicang Packaging Paperboard
    Supply Agreement, the Transactions Contemplated
    Thereunder and the Proposed Annual Caps for the
    Three Financial Years Ending 30 June 2017           Management  For           Voted - For
5   To Approve, Ratify and Confirm the Honglong
    Packaging Paperboard Supply Agreement, and the
    Proposed Annual Caps in Relation to the Honglong


485




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Packaging Paperboard Supply Agreement for the Three
    Financial Years Ending 30 June 2017, and to
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Honglong Packaging Paperboard
    Supply Agreement, the Transactions Contemplated
    Thereunder and the Proposed Annual Caps for the
    Three Financial Years Ending 30 June 2017           Management  For           Voted - For
6   To Approve, Ratify and Confirm the Acn Recovered
    Paper Purchase Agreement, and the Proposed Annual
    Caps in Relation to the Acn Recovered Paper
    Purchase Agreement for the Three Financial Years
    Ending 30 June 2017, and To                         Management  For           Voted - For
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Acn Recovered Paper Purchase
    Agreement, the Transactions Contemplated Thereunder
    and the Proposed Annual Caps for the Three
    Financial Years Ending 30 June 2017                                           Non-Voting
7   To Approve, Ratify and Confirm the Tianjin Acn
    Wastepaper Purchase Agreement, and the Proposed
    Annual Caps in Relation to the Tianjin Acn
    Wastepaper Purchase Agreement for the Three
    Financial Years Ending 30 June 2017, and to
    Authorise Any One Director of the Company to
    Execute All Documents, Instruments and Agreements
    and to Do All Other Acts Or Things Deemed by
    Him/her to be Incidental, Ancillary to Or in
    Connection with the Tianjin Acn Wastepaper Purchase
    Agreement, the Transactions Contemplated Thereunder
    and the Proposed Annual Caps for the Three
    Financial Years Ending 30 June 2017                 Management  For           Voted - For
NORTH MINING SHARES CO LTD
CUSIP: G6661B121
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429548.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429514.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Adopt the Audited Consolidated Financial
    Statements and the Reports of the Directors and
    Auditors for the Year Ended 31 December 2013        Management  For           Voted - Against


486




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.I   To Re-elect Mr. Zhang Jia Kun As Executive Director  Management  For           Voted - Against
2.II  To Re-elect Mr. Lo Wa Kei, Roy As Independent
      Non-executive Director                               Management  For           Voted - Against
2.III To Authorise the Board of Directors to Fix the
      Remuneration of Directors                            Management  For           Voted - For
3     To Re-appoint Elite Partners Cpa Limited As
      Auditors of the Company and to Authorise the Board
      of Directors to Fix Their Remuneration               Management  For           Voted - For
4     To Grant A General Mandate to the Directors to
      Allot and Issue New Shares                           Management  For           Voted - Against
5     To Grant A General Mandate to the Directors to
      Repurchase Shares                                    Management  For           Voted - For
6     To Extend the General Mandate on the Issue of
      Additional Shares                                    Management  For           Voted - Against
SHOUGANG CONCORD INTERNATIONAL ENTERPRISES CO LTD
CUSIP: Y78299107
Meeting Date: 27-Dec-13 Meeting Type: ExtraOrdinary General Meeting
      Please Note in the Hong Kong Market That A Vote of
      "abstain" Will be Treated-the Same As A "take No
      Action" Vote.                                        Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/1206/ltn20131206305.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2013/1206/ltn20131206321.pdf                       Non-Voting                Non-Voting
1     To Approve, Confirm and Ratify the Master Agreement
      (as Defined in the Circular of the Company Dated 9
      December 2013 (the "circular")) Entered Into
      Between Shougang Corporation and the Company; to
      Approve the Cap Amounts As Set Out in the Circular
      for Each of the Three Financial Years Ending 31
      December 2016; and to Authorize Any One Director of
      the Company, Or Any Two Directors of the Company If
      the Affixation of the Common Seal is Necessary, to
      Execute All Such Other Documents, Instruments and
      Agreements and to Do All Such Acts Or Things Deemed
      by Him/her/them to be Incidental To, Ancillary to
      Or in Connection with the Matters Contemplated in
      the Master Agreement and to Give Effect to the
      Transactions Contemplated Under the Master Agreement Management  For           Voted - For
Meeting Date: 06-Jun-14 Meeting Type: Annual General Meeting
      Please Note in the Hong Kong Market That A Vote of
      "abstain" Will be Treated-the Same As A "take No
      Action" Vote.                                        Non-Voting                Non-Voting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh


487




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    K/2014/0416/ltn20140416721.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416695.pdf                      Non-Voting                Non-Voting
1   To Receive the Report of the Directors and the
    Audited Financial Statements for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2.A To Re-elect Mr. Zhang Wenhui As Director            Management  For           Voted - For
2.B To Re-elect Mr. Leung Shun Sang, Tony As Director   Management  For           Voted - For
2.C To Re-elect Ms. Kan Lai Kuen, Alice As Director     Management  For           Voted - For
3   To Appoint Auditor and to Authorise the Directors
    to Fix Its Remuneration                             Management  For           Voted - For
4   To Give A General Mandate to the Directors to Issue
    and Dispose of Shares Not Exceeding 20% of the
    Existing Total Number of Shares of the Company in
    Issue                                               Management  For           Voted - Against
5   To Give A General Mandate to the Directors to
    Repurchase Shares Not Exceeding 10% of the Existing
    Total Number of Shares of the Company in Issue      Management  For           Voted - For
6   To Add, Conditional Upon the Passing of Resolution
    5 Above, the Total Number of Repurchased Shares to
    the General Mandate Given to the Directors to Allot
    Shares                                              Management  For           Voted - Against
SINOFERT HOLDINGS LTD, HAMILTON
CUSIP: G8403G103
Meeting Date: 24-Jan-14 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn20140107350.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn20140107342.pdf                      Non-Voting                Non-Voting
1   To Approve the Amended Mou (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 8 January 2014), the Transactions
    Contemplated Thereunder, the Proposed Annual Caps
    Relating Thereto, and Associated Matters            Management  For           Voted - For
2   To Approve the Framework Agreement (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 8 January 2014), the Transactions
    Contemplated Thereunder, the Proposed Annual Caps
    Relating Thereto, and Associated Matters            Management  For           Voted - For
Meeting Date: 15-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh


488




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    K/2014/0408/ltn20140408457.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408476.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Directors and the Auditors of the Company
    for the Year Ended 31 December 2013                  Management  For           Voted - For
2.A To Re-elect Mr. Wang Hong Jun As an Executive
    Director of the Company                              Management  For           Voted - Against
2.B To Re-elect Mr. Harry Yang As an Executive Director
    of the Company                                       Management  For           Voted - Against
2.C To Re-elect Mr. Yang Lin As A Non- Executive
    Director of the Company                              Management  For           Voted - Against
2.D To Re-elect Ms. Xiang Dandan As A Non- Executive
    Director of the Company                              Management  For           Voted - Against
3   To Authorize the Board of Directors of the Company
    to Fix the Remuneration for All Directors            Management  For           Voted - For
4   To Re-appoint KPMG As Auditors of the Company and
    to Authorize the Board of Directors of the Company
    to Fix Their Remuneration                            Management  For           Voted - For
5   To Grant to the Directors A General Mandate to
    Allot, Issue and Deal with Ordinary Shares of the
    Company                                              Management  For           Voted - Against
6   To Grant to the Directors A General Mandate to
    Repurchase Ordinary Shares of the Company            Management  For           Voted - For
7   To Extend the General Mandate to the Directors to
    Allot, Issue and Deal with Ordinary Shares of the
    Company by the Number of Ordinary Shares Repurchased Management  For           Voted - Against
Meeting Date: 15-May-14 Meeting Type: Special General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424553.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424631.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting               Non-Voting                Non-Voting
1   To Approve the Transactions Contemplated Under the
    Sulphur Import Framework Agreement (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 25 April 2014), the Proposed
    Revised Annual Caps Relating Thereto and Associated
    Matters                                              Management  For           Voted - For


489

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                               PROPOSED BY  MGT. POSITION REGISTRANT VOTED
SINOPEC SHANGHAI PETROCHEMICAL CO LTD
CUSIP: Y80373106
Meeting Date: 22-Oct-13 Meeting Type: Class Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                         Non-Voting                 Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0905/ltn201309051088.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0905/ltn201309051180.pdf                      Non-Voting                 Non-Voting
1   To Consider and Approve the Proposal on
    Distribution of 2013 Interim Cash Dividend, and
    Capitalisation of Capital Fund and Surplus Reserve
    Fund                                               Management   For           Voted - For
Meeting Date: 22-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0905/ltn201309051172.pdf-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0905/ltn201309051074.pdf                      Non-Voting                 Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                         Non-Voting                 Non-Voting
1   To Consider and Approve the Appointment of Mr.
    Zhang Yimin As the Independent Non-executive
    Director of the Company's Seventh Session of the
    Board                                              Management   For           Voted - For
2   To Consider and Approve the Proposal on
    Distribution of 2013 Interim Cash Dividend, and
    Capitalisation of Capital Fund and Surplus Reserve
    Fund                                               Management   For           Voted - For
Meeting Date: 11-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1025/ltn20131025035.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1025/ltn20131025027.pdf                       Non-Voting                 Non-Voting
    27 Nov 2013: Please Note in the Hong Kong Market
    That A Vote of "abstain" Will-be Treated the Same
    As A "take No Action" Vote.                        Non-Voting                 Non-Voting
1   To Consider and Approve the Resolution on the
    "mutual Product Supply and Sale Services Framework
    Agreement" (2014-2016) and the Caps on the


490




                         GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Continuing Connected Transactions Contemplated
    Thereunder for Years 2014-2016                      Management  For           Voted - For
2   To Consider and Approve the Resolution on the
    "comprehensive Services Framework Agreement"
    (2014-2016) and the Caps on the Relevant Continuing
    Connected Transactions Contemplated Thereunder for
    Years 2014-2016                                     Management  For           Voted - For
3   The Amendments to Both the Articles of Association
    of the Company and Appendices of Those Articles As
    Proposed by the Board, and the Authorization to the
    Secretary to the Board To, on Behalf of the
    Company, Transact All Relevant Matters in Relation
    to Such Amendments Regarding Any Applications,
    Approvals, Disclosure, Registrations and Filings
    (including Wording Amendments As Requested by the
    Regulatory Authorities)                             Management  For           Voted - For
    27 Nov 2013: Please Note That This is A Revision
    Due to Change in Comment And-change in Split Voting
    Tag to Y. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
Meeting Date: 18-Jun-14  Meeting Type: Annual General Meeting
    01 May 2014: Please Note That the Company Notice
    and Proxy Form are Available-by  Clicking on
    the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn2014042-9226.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn2014042-9244.pdf                     Non-Voting                Non-Voting
    01 May 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' for All
    Resolutions, Abstain is Not A Voting Option on This
    Meeting.-thank You.                                 Non-Voting                Non-Voting
1   To Consider and Approve the 2013 Work Report of the
    Board of the Company                                Management  For           Voted - For
2   To Consider and Approve the 2013 Work Report of the
    Supervisory Committee of the Company                Management  For           Voted - For
3   To Consider and Approve the 2013 Audited Financial
    Statements of the Company                           Management  For           Voted - For
4   To Consider and Approve the 2013 Profit
    Distribution Plan of the Company                    Management  For           Voted - For
5   To Consider and Approve the 2014 Financial Budget
    Report of the Company                               Management  For           Voted - For
6   To Consider and Approve the Re- Appointment of
    PricewaterhouseCoopers Zhong Tian LLP (special
    General Partnership)"and PricewaterhouseCoopers As
    the Domestic and International Auditors,
    Respectively, of the Company for the Year 2014 and
    Authorization of the Board to Determine Their
    Remuneration Based on the Terms of Work             Management  For           Voted - For


491




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.1.ATo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Wang
    Zhiqing                                               Management  For           Voted - For
7.1.BTo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Wu
    Haijun                                                Management  For           Voted - For
7.1.CTo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Gao
    Jinping                                               Management  For           Voted - For
7.1.DTo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Ye
    Guohua                                                Management  For           Voted - For
7.1.E To Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Jin
    Qiang                                                 Management  For           Voted - For
7.1.F To Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Guo
    Xiaojun                                               Management  For           Voted - For
7.1.GTo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Lei
    Dianwu                                                Management  For           Voted - For
7.1.HTo Elect the Following Candidate As Non-independent
    Director of the Eighth Session of the Board: Mo
    Zhenglin                                              Management  For           Voted - For
7.2.ATo Elect the Following Candidate As Independent
    Director of the Eighth Session of the Board: Shen
    Liqiang                                               Management  For           Voted - For
7.2.B To Elect the Following Candidate As Independent
    Director of the Eighth Session of the Board: Jin
    Mingda                                                Management  For           Voted - For
7.2.CTo Elect the Following Candidate As Independent
    Director of the Eighth Session of the Board: Cai
    Tingji                                                Management  For           Voted - For
7.2.DTo Elect the Following Candidate As Independent
    Director of the Eighth Session of the Board: Zhang
    Yimin                                                 Management  For           Voted - For
8.A To Elect the Non-employee Supervisor of the Eighth
    Session of the Company's Supervisory Committee:
    Zhai Yalin                                            Management  For           Voted - For
8.B To Elect the Non-employee Supervisor of the Eighth
    Session of the Company's Supervisory Committee:
    Wang Liqun                                            Management  For           Voted - Against
8.C To Elect the Non-employee Supervisor of the Eighth
    Session of the Company's Supervisory Committee:
    Chen Xinyuan                                          Management  For           Voted - For
8.D To Elect the Non-employee Supervisor of the Eighth
    Session of the Company's Supervisory Committee:
    Zhou Yunnong                                          Management  For           Voted - For
    09 Jun 2014: Please Note That This is A Revision
    Due to Change in Split Voting-tag to Y. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Un-less You Decide to Amend Your Original
    Instructions. Thank You.                              Non-Voting                Non-Voting


492

GLOBAL X CHINA MATERIALS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SINOPEC YIZHENG CHEMICAL FIBRE CO LTD
CUSIP: Y8038V103
Meeting Date: 05-Nov-13 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0913/ltn20130913309.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0913/ltn20130913279.pdf                        Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider and Approve the Proposed Bonus Issue of
    Shares by Way of Capitalization of Common Reserves,
    and Authorise the Company Secretary of the Company
    to Deal with All Procedural Requirements Such As
    Applications, Approvals, Registrations and Filings
    in Relation to the Above-mentioned Matter           Management  For           Voted - For
Meeting Date: 05-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0913/ltn20130913209.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0913/ltn20130913163.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider and Approve the Proposed Bonus Issue of
    Shares by Way of Capitalization of Common Reserves,
    and Authorise the Company Secretary of the Company
    to Deal with All Procedural Requirements Such As
    Applications, Approvals, Registrations and Filings
    in Relation to the Above-mentioned Matter           Management  For           Voted - For
2   To Approve the Proposed Amendments to the Articles
    of Association of the Company and Authorise the
    Company Secretary To, on Behalf of the Company,
    Deal with All Procedural Requirements Such As
    Applications, Approvals, Registrations and Filings
    in Relation to the Proposed Amendments to the
    Articles of Association (including Amendments on
    Wording As Requested by the Regulatory Authorities) Management  For           Voted - For
Meeting Date: 18-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


493




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429592.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429655.pdf                       Non-Voting                Non-Voting
1   To Receive, Consider and Approve the Report of the
    Board of the Directors of the Company for the Year
    2013                                                 Management  For           Voted - For
2   To Receive, Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                 Management  For           Voted - For
3   To Receive, Consider and Approve the Audited
    Financial Statements and the Report of the Auditors
    of the Company for the Year 2013                     Management  For           Voted - For
4   To Receive, Consider and Approve the Scheme of
    Profit Distribution of the Company for the Year 2013 Management  For           Voted - For
5   To Re-appoint PricewaterhouseCoopers Zhong Tian LLP
    (special General Partnership) As the Domestic
    Auditor and Internal Control Auditor of the Company
    for the Year 2014 and to Re-appoint
    PricewaterhouseCoopers As the International Auditor
    of the Company for the Year 2014, and Authorize the
    Board of Directors to Fix Their Remuneration         Management  For           Voted - For
6   To Elect Mr. Li Jian-ping As A Director of the
    Seventh Session of the Board of Directors of the
    Company                                              Management  For           Voted - Against
    05 May 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 19 May 2014 to 16
    May 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Tha-nk You.        Non-Voting                Non-Voting
WEST CHINA CEMENT LTD, ST HELIER
CUSIP: G9550B111
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425521.pdf,-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0425/ltn20140425562.pdf                       Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
1   To Receive, Consider and Adopt the Audited
    Consolidated Financial Statements and the Reports
    of the Directors of the Company (the ''directors'')
    and Auditors of the Company and Its Subsidiaries
    for the Year Ended 31 December 2013                  Management  For           Voted - For
2   To Declare A Final Dividend of Rmb2 Cents Per
    Ordinary Share for the Year Ended 31 December 2013
    to the Shareholders of the Company Which Shall be


494




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Paid Out of the Distributable Reserves of the
    Company                                              Management  For           Voted - For
3.a To Re-elect Mr. Zhang Jimin As an Executive Director Management  For           Voted - For
3.b To Re-elect Mr. Wang Jianli As an Executive Director Management  For           Voted - For
3.c To Re-elect Ms. Low Po Ling As an Executive Director Management  For           Voted - For
3.d To Re-elect Mr. Xu Delong As an Independent
    Non-executive Director                               Management  For           Voted - For
4   To Authorise the Board of Directors to Fix the
    Remuneration of the Directors                        Management  For           Voted - For
5   To Re-appoint Deloitte & Touche Tohmatsu As
    Auditors of the Company and Authorise the Board of
    Directors to Fix Their Remuneration                  Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Shares of the Company
    Not Exceeding 20% of the Aggregate Nominal Amount
    of the Issued Share Capital of the Company As at
    the Date of Passing This Resolution                  Management  For           Voted - Against
7   To Grant A General Mandate to the Directors to
    Purchase Shares of the Company Not Exceeding 10% of
    the Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of Passing
    This Resolution                                      Management  For           Voted - For
8   To Extend the General Mandate Granted Under
    Resolution No. 6 by Adding the Shares Purchased
    Pursuant to the General Mandate Granted by
    Resolution No. 7                                     Management  For           Voted - Against
YINGDE GASES GROUP CO LTD
CUSIP: G98430104
Meeting Date: 28-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1112/ltn20131112174.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1112/ltn20131112178.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                 Non-Voting                Non-Voting
1.1 That the Conditional Subscription Agreement Dated 9
    August 2013 and the Conditional Supplemental
    Subscription Agreement Dated 30 October 2013 Which
    are Entered Into Between the Company As the Issuer
    and Bubbly Brooke As A Subscriber in Relation to
    the Subscription of the 18,068,300 Non-listed
    Warrants by Bubbly Brooke at the Subscription Price
    of Hkd 0.01 Per Unit of the Warrant, and Entitles
    the Holder(s) Thereof to Subscribe for an Aggregate
    18,068,300 in the Shares of Usd 0.000001 Each in
    the Share Capital of the Company at the Exercise
    Price of Hkd 7.29 (subject to Adjustment) Per Share


495




    GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    During A Period of Sixty Months Commencing from the
    Date of Issue of the Warrants, and the Transactions
    Contemplated Thereunder be and are Hereby Approved,
    Confirmed and Ratified                              Management  For           Voted - For
1.2 That the Conditional Subscription Agreement Dated 9
    August 2013 and the Conditional Supplemental
    Subscription Agreement Dated 30 October 2013 Which
    are Entered Into Between the Company As the Issuer
    and Baslow As A Subscriber in Relation to the
    Subscription of the 9,034,150 Non-listed Warrants
    by Baslow at the Subscription Price of Hkd 0.01 Per
    Unit of the Warrant, and Entitles the Holder(s)
    Thereof to Subscribe for an Aggregate 9,034,150 in
    the Shares of Usd 0.000001 Each in the Share
    Capital of the Company at the Exercise Price of Hkd
    7.29 (subject to Adjustment) Per Share During A
    Period of Sixty Months Commencing from the Date of
    Issue of the Warrants, and the Transactions
    Contemplated Thereunder be and are Hereby Approved,
    Confirmed and Ratified                              Management  For           Voted - For
1.3 That the Conditional Subscription Agreement Dated 9
    August 2013 and the Conditional Supplemental
    Subscription Agreement Dated 30 October 2013 Which
    are Entered Into Between the Company As the Issuer
    and Rongton As A Subscriber in Relation to the
    Subscription of the 4,517,075 Non-listed Warrants
    by Rongton at the Subscription Price of Hkd 0.01
    Per Unit of the Warrant, and Entitles the Holder(s)
    Thereof to Subscribe for an Aggregate 4,517,075 in
    The                                                 Management  For           Voted - For
    Shares of Usd 0.000001 Each in the Share Capital of
    the Company at the Exercise Price of Hkd 7.29
    (subject to Adjustment) Per Share During A Period
    of Sixty Months Commencing from the Date of Issue
    of the Warrants, and the Transactions Contemplated
    Thereunder be and are Hereby Approved, Confirmed
    and Ratified                                                                  Non-Voting
2   That the Issue of the Warrants in Accordance with
    the Terms and Conditions of the Subscription
    Agreements and Supplemental Agreements and the
    Transactions Contemplated Thereunder be and is
    Hereby Approved                                     Management  For           Voted - For
3   That the Allotment and Issue of the Warrant Shares
    to the Relevant Holder(s) of the Warrant(s) be and
    is Hereby Approved                                  Management  For           Voted - For
4   That Any One Director of the Company be and is
    Hereby Authorised to Do All Such Thing and Acts As
    He May in His Discretion Considers As Necessary,
    Expedient Or Desirable for the Purpose of Or in
    Connection with the Implementation of the
    Subscription Agreements and Supplemental Agreements
    and the Transactions Contemplated Thereunder,
    Including But Not Limited to the Execution of All
    Such Documents Under Seal Where Applicable, As He
    Considers Necessary Or Expedient in His Opinion to
    Implement And/or Give Effect to the Issue of the


496




                          GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Warrants, and the Allotment and Issue of Warrant
     Share(s) of Which May Fall to be Issued Upon
     Exercise of the Subscription Rights Attaching to
     the Warrants                                         Management  For           Voted - For
     14 Nov 13: Please Note That This is A Revision Due
     to Change in Record Date Fr-om 27 Nov 13 to 25 Nov
     13. If You Have Already Sent in Your Votes, Please
     Do N-ot Return This Proxy Form Unless You Decide to
     Amend Your Original Instruction-s. Thank You.        Non-Voting                Non-Voting
Meeting Date: 09-May-14   Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions,
     Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0401/ltn201404011005.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0401/ltn201404011178.pdf                      Non-Voting                Non-Voting
1    To Receive and Adopt the Audited Consolidated
     Financial Statements of the Company and the Reports
     of the Directors and Auditor for the Year Ended 31
     December 2013                                        Management  For           Voted - For
2    To Declare A Final Dividend for the Year Ended 31
     December 2013                                        Management  For           Voted - For
3.A.i To Re-elect the Following Person As Director of the
     Company: Mr. Trevor Raymond Strutt                   Management  For           Voted - For
3Aii To Re-elect the Following Person As Director of the
     Company: Mr. Zheng Fuya                              Management  For           Voted - For
3Aiii To Re-elect the Following Person As Director of the
     Company: Mr. He Yuanping                             Management  For           Voted - For
3.B  To Authorise the Board of Directors to Fix the
     Remuneration of the Directors of the Company         Management  For           Voted - For
4    To Re-appoint KPMG As Auditor of the Company and
     Authorise the Board of Directors of the Company to
     Fix Its Remuneration                                 Management  For           Voted - For
5.A  To Grant A General Mandate to the Directors of the
     Company to Allot, Issue and Deal with Additional
     Shares Not Exceeding 10% of the Issued Share
     Capital of the Company                               Management  For           Voted - Against
5.B  To Grant A General Mandate to the Directors of the
     Company to Repurchase Shares Not Exceeding 10% of
     the Issued Share Capital of the Company              Management  For           Voted - For
5.C  To Extend the Authority Given to the Directors of
     the Company Pursuant to Ordinary Resolution No.
     5(a) to Issue Shares by Adding to the Issued Share
     Capital of the Company the Number of Shares
     Repurchased Under Ordinary Resolution No. 5(b)       Management  For           Voted - Against
6.A  To Grant 18,068,300 Options to Mr. Zhongguo Sun to
     Subscribe for 18,068,300 Ordinary Shares of Usd
     0.000001 Each in the Capital of the Company at an


497




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Exercise Price of Hkd 6.66, Under the Share Option
    Scheme Adopted by the Company on 12 September 2009   Management  For           Voted - For
6.B To Grant 9,034,150 Options to Mr. Trevor Raymond
    Strutt to Subscribe for 9,034,150 Ordinary Shares
    of Usd 0.000001 Each in the Capital of the Company
    at an Exercise Price of Hkd 6.66, Under the Share
    Option Scheme Adopted by the Company on 12
    September 2009                                       Management  For           Voted - For
6.C To Grant 4,517,075 Options to Mr. Zhao Xiangti to
    Subscribe for 4,517,075 Ordinary Shares of Usd
    0.000001 Each in the Capital of the Company at an
    Exercise Price of Hkd 6.66, Under the Share Option
    Scheme Adopted by the Company on 12 September 2009   Management  For           Voted - For
YONGYE INTERNATIONAL, INC.
CUSIP: 98607B106 TICKER: YONG
Meeting Date: 03-Dec-13 Meeting Type: Annual
1.  Director                                             Management
1   Zishen Wu                                            Management  For           Voted - For
2   Rijun Zhang                                          Management  For           Voted - For
3   Xiaochuan Guo                                        Management  For           Voted - For
4   Sean Shao                                            Management  For           Voted - For
5   Xindan Li                                            Management  For           Voted - For
2.  Ratification of Independent Accountants, for the
    Fiscal Year Ending December 31, 2013.                Management  For           Voted - For
Meeting Date: 05-Mar-14 Meeting Type: Special
1.  To Approve the Agreement and Plan of Merger, Dated
    As of September 23, 2013, As It May be Amended from
    Time to Time, by and Among Yongye International,
    Inc, Full Alliance International Limited, Yongye
    International Limited and Yongye International
    Merger Sub Limited.                                  Management  For           Voted - For
2.  To Adjourn Or Postpone the Special Meeting in Order
    to Take Such Actions As our Board of Directors
    Determines are Necessary Or Appropriate, Including
    to Solicit Additional Proxies If There are
    Insufficient Votes at the Time of the Special
    Meeting to Approve the Agreement and Plan of Merger. Management  For           Voted - For
Meeting Date: 06-Jun-14 Meeting Type: Special
1   To Approve the Agreement and Plan of Merger, Dated
    September 23, 2013, As Amended on April 9, 2014,
    and As It May be Further Amended from Time to Time,
    Among Yongye International, Inc., Full Alliance
    International Limited, Yongye International Limited
    and Yongye International Merger Sub Limited.         Management  For           Voted - For
2.  To Adjourn Or Postpone the Special Meeting in Order
    to Take Such Actions As our Board of Directors


498




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Determines are Necessary Or Appropriate, Including
     to Solicit Additional Proxies If There are
     Insufficient Votes at the Time of the Special
     Meeting to Approve the Amended Agreement and Plan
     of Merger.                                           Management  For           Voted - For
ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING
CUSIP: Y988A6104
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1".
     Thank You.                                           Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url
     Links:http://www.hkexnews.hk/listedco/listconew
     S/sehk/2013/1015/ltn-20131015227.pdf,
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn-20131015219.pdf And-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn2-0131015215.pdf                        Non-Voting                Non-Voting
1    To Consider and Approve the "resolution on the
     Non-public Issue of Debt Financial Instruments" and
     the Authorization of the Chairman of the Company to
     Determine and Handle All Matters Relating to the
     Non-public Issue of Debt Financial Instruments       Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking O-n the Url Links:
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn-201404091025.pdf,
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0508/lt-n20140508521.pdf
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn-201404091039.pdf, and
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/050-8/ltn20140508453.pdf                      Non-Voting                Non-Voting
     Please Note That This is an Amendment to Meeting Id
     299781 Due to Addition Of-resolution S.4. All Votes
     Received on the Previous Meeting Will be
     Disregarded-and You Will Need to Reinstruct on This
     Meeting Notice. Thank You.                           Non-Voting                Non-Voting
O.i  The Report of the Board of Directors ("board") of
     the Company for the Year Ended 31 December 2013      Management  For           Voted - For
O.ii The Report of the Supervisory Committee of the
     Company for the Year Ended 31 December 2013          Management  For           Voted - For
O.iii The Audited Financial Report of the Company for the
     Year Ended 31 December 2013                          Management  For           Voted - For
O.iv The Proposal for the Declaration and Payment of
     Final Dividends for the Year Ended 31 December 2013  Management  For           Voted - For


499




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.v The Proposal for the Re-appointment of Ernst &
    Young and Shulun Pan Certified Public Accountants
    As the International Auditor and the Prc Auditor of
    the Company Respectively for the Year Ended 31
    December 2014, and to Authorize the Board to Fix
    Their Respective Remuneration                       Management  For           Voted - For
S.1 To Grant A General Mandate to be Given to the Board
    to Exercise the Power of the Company to Allot,
    Issue Or Deal with the Domestic Shares and H Shares
    of Up to A Maximum of 20% of the Aggregate Nominal
    Value of Each of the Issued Domestic Shares and H
    Shares of the Company As at the Date of Passing
    This Resolution                                     Management  For           Voted - Against
S.2 To Grant A General Mandate to be Given to the Board
    to Exercise the Power of the Company to Repurchase
    H Shares of Up to A Maximum of 10% of the Aggregate
    Nominal Value of the Issued H Shares Share Capital
    of the Company As at the Date of Passing This
    Resolution                                          Management  For           Voted - For
S.3 Proposal for the Issuance of Non- Financial
    Corporate Debt Financing Instrument in the
    Inter-bank Board Market                             Management  For           Voted - For
S.4 The Proposed Issue of Corporate Bonds in the Prc
    and the Grant of Authority to the Board to Deal
    with Such Matters Relating to the Issue of the
    Corporate Bonds (as Set Out in the Circular of the
    Company Dated 9 May 2014)                           Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn201404091027.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn201404091045.pdf                     Non-Voting                Non-Voting
1   To Grant A General Mandate to be Given to the Board
    to Exercise the Power of the Company to Repurchase
    H Shares of Up to A Maximum of 10% of the Aggregate
    Nominal Value of the Issued H Shares Share Capital
    of the Company As at the Date of Passing This
    Resolution                                          Management  For           Voted - Against
ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
CUSIP: Y9892H107
Meeting Date: 25-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0908/ltn20130908035.pdf,-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0908/ltn20130908043.pdf,-


500




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0908/ltn20130908051.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0908/ltn20130908049.pdf                        Non-Voting                Non-Voting
1.1  Election of Director: Mr. Chen Jinghe               Management  For           Voted - For
1.2  Election of Director: Mr. Wang Jianhua              Management  For           Voted - For
1.3  Election of Director: Mr. Qiu Xiaohua               Management  For           Voted - For
1.4  Election of Director: Mr. Lan Fusheng               Management  For           Voted - For
1.5  Election of Director: Mr. Zou Laichang              Management  For           Voted - For
1.6  Election of Director: Mr. Lin Hongfu                Management  For           Voted - For
1.7  Election of Director: Mr. Li Jian                   Management  For           Voted - For
1.8  Election of Director: Mr. Lu Shihua                 Management  For           Voted - For
1.9  Election of Director: Mr. Ding Shida                Management  For           Voted - For
1.10 Election of Director: Mr. Jiang Yuzhi               Management  For           Voted - For
1.11 Election of Director: Mr. Sit Hoi Wah, Kenneth      Management  For           Voted - For
2.1  Election of Supervisor: Mr. Lin Shuiqing            Management  For           Voted - For
2.2  Election of Supervisor: Mr. Xu Qiang                Management  For           Voted - For
2.3  Election of Supervisor: Mr. Fan Wensheng            Management  For           Voted - For
3    To Approve Remunerations Proposal of Directors and
     Supervisors of the Fifth Term of Board of Directors
     and Supervisory Committee; to Authorise the Board
     of Directors to Enter Into Service Contracts And/or
     Appointment Letters with Each of the Newly Elected
     Directors and Supervisors Respectively Subject to
     Such Terms and Conditions As the Board of Directors
     Shall Think Fit and to Do All Such Acts and Things
     and Handle All Other Related Matters As Necessary   Management  For           Voted - For
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0411/ltn201404111370.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0411/ltn201404111319.pdf                     Non-Voting                Non-Voting
S.1  To Consider and Approve the Completion of
     Repurchase of H Shares and Its Change of Registered
     Capital of the Company                              Management  For           Voted - For
S.2  To Consider and Approve the Amendments on the
     Articles of Association of the Company (details Set
     Out in Appendix A): Articles 17, 20, 165            Management  For           Voted - For
S.3  To Consider and Approve A General Mandate to Issue
     Debt Financing Instruments (details Set Out in
     Appendix B)                                         Management  For           Voted - For
S.4  To Consider and Approve A General Mandate of the
     Company to Repurchase H Shares (details Set Out in
     Circular)                                           Management  For           Voted - For
S.5  To Consider and Approve the Company to Provide
     Guarantee to Its Overseas Subsidiaries for the
     Loans (details Set Out in Appendix C)               Management  For           Voted - For
O.6  To Consider and Approve the Report of the Board of
     Directors of the Company for 2013                   Management  For           Voted - For


501




                        GLOBAL X CHINA MATERIALS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.7 To Consider and Approve the Report of the
    Independent Directors of the Company for 2013
    (details Set Out in Appendix D)                      Management  For           Voted - For
O.8 To Consider and Approve the Report of Supervisory
    Committee of the Company for 2013                    Management  For           Voted - For
O.9 To Consider and Approve the Company's Financial
    Report for the Year Ended 31 December 2013           Management  For           Voted - For
O.10 To Consider and Approve the Company's 2013 Annual
    Report and Its Summary Report                        Management  For           Voted - For
O.11 To Consider and Approve the Profit Distribution
    Proposal of the Company for the Year Ended 31
    December 2013: on the Basis of 21,645,855,650
    Shares After Deducting the Number of H Shares
    Repurchased, the Board of the Company Proposed to
    Pay the Qualified Shareholders of the Company the
    Final Dividends For                                  Management  For           Voted - For
    The Year Ended 31 December 2013 of Rmb0.8 Per 10
    Shares (tax Included). the Total Distribution of
    Cash Dividends Amounted to Rmb1,731,668,452. the
    Remaining Balance of Undistributed Profit Will be
    Reserved for Further Distribution in Future
    Financial Years                                                                Non-Voting
O.12 To Consider and Approve the Remunerations of the
    Executive Directors and Chairman of Supervisory
    Committee of the Company for the Year Ended 31
    December 2013 (details Set Out in Appendix E)        Management  For           Voted - For
O.13 To Consider and Approve the Reappointment of Ernst
    & Young Hua Ming (llp) As the Company's Auditor for
    the Year Ended 31 December 2014, and to Authorize
    the Board of Directors to Determine the Remuneration Management  For           Voted - For
Meeting Date: 28-May-14 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn201404111334.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn201404111378.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve A General Mandate of the
    Company to Repurchase H Shares (details Set Out in
    Circular)                                            Management  For           Voted - For


502

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ANTOFAGASTA PLC, LONDON
CUSIP: G0398N128
Meeting Date: 21-May-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' and Auditors'
    Reports and the Financial Statements for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Approve the Directors' Remuneration Policy
    Report, the Full Text of Which is Set Out in the
    Directors' Remuneration Report for the Year Ended
    31 December 2013                                    Management  For           Voted - For
3   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013 (excluding the
    Directors' Remuneration Policy Report)              Management  For           Voted - For
4   To Declare A Final Dividend                         Management  For           Voted - For
5   To Re-elect Mr. J-p Luksic As A Director            Management  For           Voted - For
6   To Re-elect Mr. W M Hayes As A Director             Management  For           Voted - For
7   To Re-elect Mr. G S Menendez As A Director          Management  For           Voted - For
8   To Re-elect Mr. R F Jara As A Director              Management  For           Voted - For
9   To Re-elect Mr. J G Claro As A Director             Management  For           Voted - For
10  To Re-elect Mr. H Dryland As A Director             Management  For           Voted - For
11  To Re-elect Mr. T C Baker As A Director             Management  For           Voted - For
12  To Re-elect Mr. M L S De Sousa- Oliveira As A
    Director                                            Management  For           Voted - For
13  To Re-elect Mr. N A Pizarro As A Director           Management  For           Voted - For
14  To Re-elect Mr. A Luksic As A Director              Management  For           Voted - For
15  To Re-elect Ms. V Blanlot As A Director             Management  For           Voted - For
16  To Re-appoint Deloitte LLP As Auditors              Management  For           Voted - For
17  To Authorise the Directors to Fix the Auditor's
    Remuneration                                        Management  For           Voted - For
18  To Grant Authority to the Directors to Allot
    Securities                                          Management  For           Voted - For
19  To Grant Power to the Directors to Allot Securities
    for Cash Other Than on A Pro Rata Basis to
    Shareholders                                        Management  For           Voted - For
20  To Renew the Company's Authority to Make Market
    Purchases of Ordinary Shares                        Management  For           Voted - For
21  To Permit the Company to Call General Meetings
    (other Than Annual General Meetings) on 14 Clear
    Days' Notice                                        Management  For           Voted - Against
CAPSTONE MINING CORP
CUSIP: 14068G104
Meeting Date: 30-Apr-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only


503




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    For-resolution Numbers "2.1 to 2.8 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Eight             Management  For           Voted - For
2.1 Election of Director: Lawrence I. Bell              Management  For           Voted - For
2.2 Election of Director: George L. Brack               Management  For           Voted - For
2.3 Election of Director: Chantal Gosselin              Management  For           Voted - For
2.4 Election of Director: Gookho Lee                    Management  For           Voted - For
2.5 Election of Director: Kalidas Madhavpeddi           Management  For           Voted - For
2.6 Election of Director: Dale C. Peniuk                Management  For           Voted - For
2.7 Election of Director: Darren M. Pylot               Management  For           Voted - For
2.8 Election of Director: Richard N. Zimmer             Management  For           Voted - For
3   Appointment of Deloitte LLP, Chartered Accountants,
    As Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
4   To Consider And, If Thought Advisable, to Pass A
    Special Resolution Approving Amendments to the
    Company's Articles to Modify the Means by Which
    Notice of Meetings of Shareholders and Other
    Shareholder Information May be Delivered to
    Shareholders and Revising Certain Quorum
    Requirements, As More Particularly Described in the
    Information Circular Dated As of March 27, 2014     Management  For           Voted - For
5   To Consider And, If Thought Advisable, to Pass an
    Ordinary Resolution Approving Amendments to the
    Company's Share Option and Bonus Share Plan, As
    More Particularly Described in the Information
    Circular Dated As of March 27, 2014                 Management  For           Voted - For
COPPER MOUNTAIN MINING CORPORATION, VANCOUVER BC
CUSIP: 21750U101
Meeting Date: 17-Jun-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    320401 Due to Receipt of A-dditional Director Name.
    All Votes Received on the Previous Meeting Will be
    Di-sregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "3 and
    4" and 'in Favor' Or 'abstain' Only for Resolution
    Num-bers "1.1 to 1.7 and 2". Thank You.             Non-Voting                Non-Voting
1.1 Election of Director: James O'rourke                Management  For           Voted - For
1.2 Election of Director: Rodney Shier                  Management  For           Voted - For
1.3 Election of Director: John Tapics                   Management  For           Voted - For
1.4 Election of Director: Marin Katusa                  Management  For           Voted - For
1.5 Election of Director: Carl Renzoni                  Management  For           Voted - For
1.6 Election of Director: Allan Cloke                   Management  For           Voted - For
1.7 Election of Director: Bruce Aunger                  Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Corporation for the Ensuing Year


504




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and Authorizing the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
3   To Consider, and If Thought Advisable, to Approve
    an Amendment to the Corporations Stock Option Plan
    Increasing the Number of Common Shares Issuable
    Thereunder from 7,500,000 to 13,000,000             Management  For           Voted - For
4   Ratification of the Grant of 3,300,000 Options      Management  For           Voted - For
    27 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 3. If
    You Have Already Sent in Your Votes for Mid: 342584
    Please-do Not Vote Again Unless You Decide to Amend
    Your Original Instructions. Thank-you               Non-Voting                Non-Voting
CUDECO LTD
CUSIP: Q3046H120
Meeting Date: 28-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 5 to 9 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposals Will be Disregarded by the
    Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on the Above Mentioned- Proposals, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposals and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Director - P. Keran                  Management  For           Voted - For
3   Re-election of Director - Z. Ma                     Management  For           Voted - Against
4   Re-election of Director - Z. Wu                     Management  For           Voted - For
5   Approval of Share Issue to Sinosteel                Management  For           Voted - For
6   Ratification of Prior Share Issue to Sinosteel      Management  For           Voted - For
7   Ratification of Prior Share Issue to Oceanwide      Management  For           Voted - For
8   Ratification of Prior Share Issue to Roxstrata      Management  For           Voted - For
9   Approval of Share Issue to H. Liu                   Management  For           Voted - For
10  That KPMG be Appointed As the Company's Auditor,
    Subject to Asic Providing Its Consent to the
    Resignation of Bdo Audit Pty Ltd ('bdo') As the
    Company's Auditor                                   Management  For           Voted - For


505

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FIRST QUANTUM MINERALS LTD, VANCOUVER BC
CUSIP: 335934105
Meeting Date: 21-May-14     Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.9 and 3". Thank You.              Non-Voting                Non-Voting
1   To Set the Number of Directors at Nine (9)          Management  For           Voted - For
2.1 Election of Director: Philip K.r. Pascall           Management  For           Voted - For
2.2 Election of Director: G. Clive Newall               Management  For           Voted - For
2.3 Election of Director: Martin Rowley                 Management  For           Voted - For
2.4 Election of Director: Peter St. George              Management  For           Voted - For
2.5 Election of Director: Andrew Adams                  Management  For           Voted - For
2.6 Election of Director: Michael Martineau             Management  For           Voted - For
2.7 Election of Director: Paul Brunner                  Management  For           Voted - For
2.8 Election of Director: Michael Hanley                Management  For           Voted - For
2.9 Election of Director: Robert Harding                Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP (uk) As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
4   To Accept the Approach to Executive Compensation
    Disclosed in the Company's Management Information
    Circular Delivered in Advance of the 2014 Annual
    Meeting of Shareholders                             Management  For           Voted - For
FREEPORT-MCMORAN COPPER & GOLD INC.
CUSIP: 35671D857 TICKER: FCX
Meeting Date: 16-Jul-13     Meeting Type: Annual
1   Director                                            Management
1   Richard C. Adkerson                                 Management  For           Voted - For
2   Robert J. Allison, Jr.                              Management  For           Voted - For
3   Alan R. Buckwalter, III                             Management  For           Voted - For
4   Robert A. Day                                       Management  For           Voted - For
5   James C. Flores                                     Management  For           Voted - For
6   Gerald J. Ford                                      Management  For           Voted - For
7   Thomas A. Fry, III                                  Management  For           Voted - For
8   H. Devon Graham, Jr.                                Management  For           Voted - For
9   Charles C. Krulak                                   Management  For           Voted - For
10  Bobby Lee Lackey                                    Management  For           Voted - For
11  Jon C. Madonna                                      Management  For           Voted - For
12  Dustan E. Mccoy                                     Management  For           Voted - For
13  James R. Moffett                                    Management  For           Voted - For
14  B.M. Rankin, Jr.                                    Management  For           Voted - For
15  Stephen H. Siegele                                  Management  For           Voted - For


506




                            GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Approval, on an Advisory Basis, of the Compensation
    of our Named Executive Officers.                    Management  For           Voted - Against
3   Ratification of the Appointment of Ernst & Young
    LLP As our Independent Registered Public Accounting
    Firm.                                               Management  For           Voted - For
4   Stockholder Proposal Regarding the Selection of A
    Candidate with Environmental Expertise to be
    Recommended for Election to the Board of Directors. Shareholder Against       Voted - Against
5   Stockholder Proposal Regarding the Requirement That
    our Chairman of the Board of Directors be an
    Independent Member of the Board of Directors.       Shareholder Against       Voted - For
6   Stockholder Proposal Regarding the Adoption by the
    Board of Directors of A Policy on Board Diversity.  Shareholder Against       Voted - Against
7   Stockholder Proposal Regarding the Amendment of our
    Bylaws to Permit Stockholders Holding 15% of our
    Outstanding Common Stock to Call A Special Meeting
    of Stockholders.                                    Shareholder Against       Voted - For
Meeting Date: 17-Jun-14     Meeting Type: Annual
1   Director                                            Management
1   Richard C. Adkerson                                 Management  For           Voted - For
2   Robert J. Allison, Jr.                              Management  For           Voted - For
3   Alan R. Buckwalter, III                             Management  For           Voted - For
4   Robert A. Day                                       Management  For           Voted - For
5   James C. Flores                                     Management  For           Voted - For
6   Gerald J. Ford                                      Management  For           Voted - For
7   Thomas A. Fry, III                                  Management  For           Voted - For
8   H. Devon Graham, Jr.                                Management  For           Voted - For
9   Lydia H. Kennard                                    Management  For           Voted - For
10  Charles C. Krulak                                   Management  For           Voted - For
11  Bobby Lee Lackey                                    Management  For           Voted - For
12  Jon C. Madonna                                      Management  For           Voted - For
13  Dustan E. Mccoy                                     Management  For           Voted - For
14  James R. Moffett                                    Management  For           Voted - For
15  Stephen H. Siegele                                  Management  For           Voted - For
16  Frances Fragos Townsend                             Management  For           Voted - For
2   Approval, on an Advisory Basis, of the Compensation
    of our Named Executive Officers.                    Management  For           Voted - For
3   Ratification of the Appointment of Ernst & Young
    LLP As our Independent Registered Public Accounting
    Firm.                                               Management  For           Voted - For
4   Approval of the Freeport-mcmoran Copper & Gold Inc.
    Annual Incentive Plan.                              Management  For           Voted - For
5   Stockholder Proposal Regarding the Selection of A
    Candidate with Environmental Expertise to be
    Recommended for Election to the Board of Directors. Shareholder Against       Voted - Against


507

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
GLENCORE XSTRATA PLC, ST HELIER
CUSIP: G39420107
Meeting Date: 20-May-14    Meeting Type: Annual General Meeting
1   That the Company's Name be Changed to Glencore PLC
    and That the Memorandum of Association of the
    Company be Amended by the Deletion of the First
    Paragraph Thereof and the Insertion in Its Place of
    the Following: the Name of the Company is Glencore
    PLC                                                 Management  For           Voted - For
2   That the Articles of Association Produced to the
    Meeting and Initialled by the Chairman of the
    Meeting for Purposes of Identification be Adopted
    As the Articles of Association of the Company in
    Substitution For, and to the Exclusion Of, the
    Existing Articles of Association                    Management  For           Voted - For
3   To Receive the Company's Accounts and the Reports
    of the Directors and Auditors for the Year Ended
    31dec2013 (2013 Annual Report)                      Management  For           Voted - For
4   To Approve A Final Distribution of Usd0.111 Per
    Ordinary Share for the Year Ended 31dec2013 Which
    the Directors Propose, and the Shareholders
    Resolve, is to be Paid Only from the Capital
    Contribution Reserves of the Company                Management  For           Voted - For
5   To Re-elect Anthony Hayward (interim Chairman) As A
    Director                                            Management  For           Voted - For
6   To Re-elect Leonhard Fischer (independent
    Non-executive Director) As A Director               Management  For           Voted - For
7   To Re-elect William Macaulay (independent
    Non-executive Director) As A Director               Management  For           Voted - For
8   To Re-elect IVan Glasenberg (chief Executive
    Officer) As A Director                              Management  For           Voted - For
9   To Elect Peter Coates (non-executive Director) As A
    Director                                            Management  For           Voted - For
10  To Elect John Mack (independent Non- Executive
    Director) As A Director                             Management  For           Voted - For
11  To Elect Peter Grauer (independent Non-executive
    Director) As A Director                             Management  For           Voted - For
12  To Approve the Directors' Remuneration Report in
    the 2013 Annual Report (excluding the Directors'
    Remuneration Policy As Set Out in Part A of the
    Directors' Remuneration Report)                     Management  For           Voted - For
13  To Approve the Directors' Remuneration Policy As
    Set Out in Part A of the Directors' Remuneration
    Report in the 2013 Annual Report                    Management  For           Voted - For
14  To Re-appoint Deloitte LLP As the Company's
    Auditors to Hold Office Until the Conclusion of the
    Next General Meeting at Which Accounts are Laid     Management  For           Voted - For
15  To Authorise the Audit Committee to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
16  To Renew the Authority Conferred on the Directors
    Pursuant to Article 10.2 of the Company's Articles


508




    GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Association (the Articles) to Allot Shares Or
    Grant Rights to Subscribe for Or to Convert Any
    Security Into Shares for an Allotment Period (as
    Defined in the Articles) Commencing on the Date of
    the Passing of This Resolution and Ending on the
    Earlier of 30 June 2015 and the Conclusion of the
    Companys Agm in 2015, and for That Purpose the
    Authorised Allotment Amount (as Defined in the
    Articles) Shall be U.S.d44,261,351                  Management  For           Voted - For
17  That Subject to the Passing of Resolution 2 the
    Directors be and are Hereby Authorised to Offer and
    Allot Ordinary Shares to Ordinary Shareholders in
    Lieu of A Cash Distribution from Time to Time Or
    for Such Period As They May Determine Pursuant to
    the Terms of Article 142 of the Articles Provided
    That the Authority Conferred by This Resolution
    Shall Expire on 20 May 2019                         Management  For           Voted - For
18  Subject to and Conditionally Upon the Passing of
    Resolution 16, to Empower the Directors Pursuant to
    Article 10.3 of the Articles to Allot Equity
    Securities for an Allotment Period (each As Defined
    in the Articles) Commencing on the Date of the
    Passing of This Resolution and Ending on the
    Earlier of 30 June 2015 and the Conclusion of the
    Company's Agm in 2015 Wholly for Cash As If Article
    11 of the Articles Did Not Apply to Such Allotment
    And, for the Purposes of Article Paragraph 10.3(c),
    the Non-pre-emptive Amount (as Defined in the
    Articles) Shall be U.S.d6,639,203                   Management  For           Voted - For
19  That: (i) the Company be and is Hereby Generally
    and Unconditionally Authorised Pursuant to Article
    57 of the Companies (jersey) Law 1991 (the
    Companies Law) to Make Market Purchases of Ordinary
    Shares, Provided That: (a) the Maximum Number of
    Ordinary Shares                                     Management  For           Voted - For
    Authorised to be Purchased is 1,327,840,547 (b) the
    Minimum Price, Exclusive of Any Expenses, Which May
    be Paid for an Ordinary Share is U.S.d0.01; (c) the
    Maximum Price, Exclusive of Any Expenses, Which May
    be Paid for an Ordinary Share Shall be the Higher
    Of: 1. an Amount Equal to 5 Per Cent, Above the
    Average of the Middle Market Quotations for
    Ordinary Shares Contd                                                         Non-Voting
    Contd Taken from the London Stock Exchange Daily
    Official List for the Five-business Days
    Immediately Preceding the Day on Which Such Shares
    Are-contracted to be Purchased; and 2. the Higher
    of the Price of the Last-independent Trade and the
    Highest Current Independent Bid on the London
    Stock-exchange Daily Official List at the Time That
    the Purchase is Carried Out;-and (d) the Authority
    Hereby Conferred Shall Expire on the Earlier of
    The- Conclusion of the Company's Agm Contd          Non-Voting                Non-Voting
    Contd in 2015 Or on 30 June 2015 (except That the
    Company May Make A Contract-to Purchase Ordinary
    Shares Under This Authority Before Such


509




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Authority-expires, Which Will Or May be Executed
    Wholly Or Partly After the Expiry Of-such
    Authority, and May Make Purchases of Ordinary
    Shares in Pursuance of Any-such Contract As If Such
    Authority Had Not Expired); and (ii) the Company
    Be- and is Hereby Generally and Unconditionally
    Contd                                               Non-Voting                Non-Voting
    Contd Authorised Pursuant to Article 58a of the
    Companies Law, to Hold, If-the Directors So Desire,
    As Treasury Shares, Any Ordinary Shares
    Purchased-pursuant to the Authority Conferred by
    Paragraph (i) of This Resolution                    Non-Voting                Non-Voting
    06 May 2014: Please Note That This is A Revision
    Due to Application of Record-date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
GRUPO MEXICO SAB DE CV
CUSIP: P49538112
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
I   The Report from the Chief Executive Officer of the
    Company for the Fiscal Year That Ran from January 1
    to December 31, 2013. Discussion and Approval, If
    Deemed Appropriate, of the Consolidated Financial
    Statements of the Company and Its Subsidiaries to
    December 31, 2013. Presentation of the Opinions and
    Reports That are Referred to in Article 28, Part
    IV, Lines A, C, D and E of the Securities Market
    Law, Regarding the Fiscal Year That Ran from
    January 1 to December 31, 2013. Resolutions in This
    Regard                                              Management  For           Abstain
II  Reading of the Report Regarding the Fulfillment of
    the Tax Obligations That are Referred to in Part Xx
    of Article 86 of the Income Tax Law During the 2013
    Fiscal Year                                         Management  For           Abstain
III Resolution Regarding the Allocation of Profit from
    the Fiscal Year That Ended on December 31, 2013     Management  For           Abstain
IV  The Report That is Referred to in Part III of
    Article 60 of the Provisions of A General Nature
    That are Applicable to the Issuers of Securities
    and Other Securities Market Participants, Including
    A Report Regarding the Allocation of the Results
    Intended for the Acquisition of the Shares of the
    Company During the Fiscal Year That Ended on
    December 31, 2013. Determination of the Maximum
    Amount of Funds to be Allocated to the Acquisition
    of the Shares of the Company During the 2014 Fiscal
    Year. Resolutions in This Regard                    Management  For           Abstain
V   Resolution Regarding the Ratification of the Acts
    That Were Done by the Board of Directors, the Chief
    Executive Officer and Its Committees During the


510




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Fiscal Year That Ran from January 1 to December 31,
     2013                                                Management  For           Abstain
VI   Appointment Or Reelection, If Deemed Appropriate,
     of the Members of the Board of Directors of the
     Company and the Classification of Their
     Independence in Accordance with Article 26 of the
     Securities Market Law. Appointment Or Reelection,
     If Deemed Appropriate, of the Members of the
     Committees of the Board of Directors and of Their
     Chairpersons                                        Management  For           Abstain
VII  Proposal Regarding the Compensation for the Members
     of the Board of Directors and for the Members of
     the Committees of the Board of Directors.
     Resolutions in This Regard                          Management  For           Abstain
VIII Designation of the Delegates Who Will Carry Out and
     Formalize the Resolutions That are Passed by This
     General Meeting. Resolutions in This Regard         Management  For           Voted - For
HUDBAY MINERALS INC
CUSIP: 443628102
Meeting Date: 08-May-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "2.a to 2.j and 3". Thank You.                      Non-Voting                Non-Voting
1    Amend the Articles of Hudbay to Increase the
     Minimum Number of Directors to Six and the Maximum
     Number of Directors to Thirteen                     Management  For           Voted - For
2.A  Election of Director: David Garofalo                Management  For           Voted - For
2.B  Election of Director: Igor A. Gonzales              Management  For           Voted - For
2.C  Election of Director: Tom A. Goodman                Management  For           Voted - For
2.D  Election of Director: Alan R. Hibben                Management  For           Voted - For
2.E  Election of Director: W. Warren Holmes              Management  For           Voted - For
2.F  Election of Director: Sarah B. Kavanagh             Management  For           Voted - For
2.G  Election of Director: John L. Knowles               Management  For           Voted - For
2.H  Election of Director: Alan J. Lenczner              Management  For           Voted - For
2.I  Election of Director: Kenneth G. Stowe              Management  For           Voted - For
2.J  Election of Director: G. Wesley Voorheis            Management  For           Voted - For
3    Appointment of Deloitte LLP As Auditors of Hudbay
     for the Ensuing Year and Authorizing the Directors
     to Fix Their Remuneration                           Management  For           Voted - For
IMPERIAL METALS CORP
CUSIP: 452892102
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' Only-for Resolution "1" and


511




                         GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    'in Favor' Or 'abstain' Only for Resolution Numbers
    "2-.1 to 2.6 and 3". Thank You.                     Non-Voting                Non-Voting
1   To Set the Number of Directors at Six               Management  For           Voted - For
2.1 Election of Director: Pierre Lebel                  Management  For           Voted - For
2.2 Election of Director: J. Brian Kynoch               Management  For           Voted - For
2.3 Election of Director: Larry G. Moeller              Management  For           Voted - For
2.4 Election of Director: Theodore W. Muraro            Management  For           Voted - Against
2.5 Election of Director: Laurie Pare                   Management  For           Voted - For
2.6 Election of Director: Edward A. Yurkowski           Management  For           Voted - For
3   Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year                        Management  For           Voted - For
JIANGXI COPPER CO LTD
CUSIP: Y4446C100
Meeting Date: 11-Jun-14  Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn201404241330.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn201404241352.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company (the "board") for the Year
    of 2013                                             Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    of 2013                                             Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    for the Year of 2013                                Management  For           Voted - For
4   To Consider and Approve the Proposal for
    Distribution of Profit of the Company for the Year
    of 2013                                             Management  For           Voted - For
5   To Consider and Approve the Plan of Incentive Award
    Fund Reserve for Senior Management for the Year of
    2013 and to Authorise Two Directors of the Company
    to Form A Sub- Committee of the Directors of the
    Company to Determine the Reward for Each Senior
    Management in Accordance Therewith                  Management  For           Voted - For
6   To Appoint Deloitte Touche Tohmatsu Certified
    Public Accountants LLP (special General
    Partnership) and Deloitte Touche Tohmatsu As the
    Company's Domestic and Overseas Auditors for the
    Year of 2014, Respectively and to Authorise the
    Board to Determine Their Remunerations and Any One
    Executive Director of the Company to Enter Into the
    Service Agreement and Any Other Related Documents
    with Deloitte Touche Tohmatsu Certified Public
    Accountants LLP (special General Partnership) and
    Deloitte Touche Tohmatsu                            Management  For           Voted - For


512




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Accept the Resignation of Mr. Wu Jianchang As an
    Independent Non- Executive Director of the Company
    and to Authorise Any One Executive Director of the
    Company to Sign All Documents, Agreements and to Do
    All Such Acts and Things to Give Effect to Such
    Matters                                              Management  For           Voted - For
8   To Consider and Approve the Appointment of Mr. Qiu
    Guanzhou As an Independent Non-executive Director
    of the Company and to Authorise Any One Executive
    Director of the Company to Enter Into A Service
    Contract on Behalf of the Company with Mr. Qiu
    Guanzhou on and Subject to Such Terms and
    Conditions As the Board of Directors of the Company
    Think Fit and to Do All Such Acts and Things to
    Give Effect to Such Matters                          Management  For           Voted - For
9   To Give A General Mandate to the Board to Issue New
    H Shares of Not More Than 20% of the Total H Shares
    in Issue As at the Date of the Annual General
    Meeting                                              Management  For           Voted - Against
10  To Approve Amendments to the Articles of
    Association of the Company: Article 13, 21, 164, 165 Management  For           Voted - For
KAZAKHMYS PLC, LONDON
CUSIP: G5221U108
Meeting Date: 02-Aug-13 Meeting Type: Ordinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712687.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0712/ltn20130712681.pdf                         Non-Voting                Non-Voting
1   To Approve (1) the Disposal of 334,824,860 Enrc
    Shares to Eurasian Resources, (2) the Repurchase by
    the Company of 77,041,147 Kazakhmys Shares from
    Eurasian Resources, and (3) Publication of A
    Prospectus by the Company in Connection with the
    Enrc Takeover Offer                                  Management  For           Voted - For
2   To Approve the Terms of the Repurchase of
    77,041,147 Kazakhmys Shares Pursuant to the Share
    Repurchase Agreement                                 Management  For           Voted - For
3   To Approve the Rule 9 Waiver Granted by the Panel
    in Connection with the Increase in the Kazakhmys
    Concert Party's Shareholding in the Company As A
    Result of the Share Repurchase                       Management  For           Voted - For
Meeting Date: 07-Jan-14 Meeting Type: Ordinary General Meeting
1   To Approve the Sale of 50 Per Cent. of the Issued
    Share Capital of Ekibastuz LLP and 100 Per Cent. of
    the Issued Share Capital of Kazhydro to
    Samruk-energo                                        Management  For           Voted - For


513




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
1   To Receive the 2013 Directors' and Auditors'
    Reports and the Accounts of the Company             Management  For           Voted - For
2   To Approve the Directors' Remuneration Policy       Management  For           Voted - For
3   To Approve the 2013 Directors' Annual Report on
    Remuneration                                        Management  For           Voted - Against
4   To Elect Lynda Armstrong As A Director              Management  For           Voted - For
5   To Re-elect Simon Heale As A Director               Management  For           Voted - For
6   To Re-elect Oleg Novachuk As A Director             Management  For           Voted - For
7   To Re-elect Eduard Ogay As A Director               Management  For           Voted - Against
8   To Re-elect Clinton Dines As A Director             Management  For           Voted - For
9   To Re-elect Vladimir Kim As A Director              Management  For           Voted - For
10  To Re-elect Michael Lynch-bell As A Director        Management  For           Voted - For
11  To Re-elect Lord Renwick As A Director              Management  For           Voted - For
12  To Re-elect Charles Watson As A Director            Management  For           Voted - For
13  To Appoint KPMG LLP As Auditors                     Management  For           Voted - For
14  To Authorise the Directors to Set the Auditors'
    Remuneration                                        Management  For           Voted - For
15  To Renew the Directors' Authority to Allot Shares   Management  For           Voted - For
16  To Renew the Directors' Authority to Disapply
    Pre-emption Rights                                  Management  For           Voted - For
17  To Authorise the Directors to Make Market Purchases
    of the Company's Shares                             Management  For           Voted - For
18  To Authorise the Calling of General Meetings on 14
    Clear Days' Notice                                  Management  For           Voted - Against
19  To Approve the Ltip Waiver Granted by the Takeover
    Panel Pursuant to the Vesting of Ltip Awards        Management  For           Voted - For
KGHM POLSKA MIEDZ S.A., LUBIN
CUSIP: X45213109
Meeting Date: 23-Jun-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Opening of the Ordinary General Meeting             Non-Voting                Non-Voting
2   Election of the Chairman of the Ordinary General
    Meeting                                             Management  For           Voted - For
3   Confirmation of the Legality of Convening the
    Ordinary General Meeting and Its Capacity to Adopt
    Resolutions                                         Management  For           Voted - For
4   Acceptance of the Agenda                            Management  For           Voted - For
5   Review of the Report of the Management Board on the
    Activities of Kghm Polska Miedz S.a. in Financial


514




    GLOBAL X COPPER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Year 2013 and the Financial Statements of Kghm
    Polska Miedz S.a. for Financial Year 2013            Management  For           Voted - For
6   Review of the Proposal of the Management Board
    Concerning the Appropriation of Company Profit for
    Financial Year 2013                                  Management  For           Voted - For
7   Review of the Supervisory Board of Kghm Polska
    Miedz S.a. Report on the Results of Its Evaluation
    of the Report of the Management Board on the
    Activities of Kghm Polska Miedz S.a. in Financial
    Year 2013 and of the Financial Statements of Kghm
    Polska Miedz S.a. for Financial Year 2013            Management  For           Voted - For
8.A Presentation by the Supervisory Board of A Brief
    Assessment of the Standing of Kghm Polska Miedz
    S.a. for Financial Year 2013, Including an
    Evaluation of the Internal Control System and the
    Company's Significant Risk Management System         Management  For           Voted - For
8.B Presentation by the Supervisory Board of A Report
    on the Activities of the Supervisory Board of Kghm
    Polska Miedz S.a. for Financial Year 2013            Management  For           Voted - For
9.A Adoption of Resolution: on Approval of the Report
    of the Management Board on the Activities of Kghm
    Polska Miedz S.a. in Financial Year 2013             Management  For           Voted - For
9.B Adoption of Resolution: on Approval of the
    Financial Statements of Kghm Polska Miedz S.a. for
    Financial Year 2013                                  Management  For           Voted - For
9.C Adoption of Resolution: on the Appropriation of
    Company Profit for Financial Year 2013               Management  For           Voted - For
10.A Adoption of Resolution: on Approval of the
    Performance of Duties of Members of the Management
    Board in Financial Year 2013                         Management  For           Voted - For
10.B Adoption of Resolution: on Approval of the
    Performance of Duties of Members of the Supervisory
    Board in Financial Year 2013                         Management  For           Voted - For
11  Review of the Report of the Management Board on the
    Activities of the Kghm Polska Miedz S.a. Group in
    Financial Year 2013 and of the Consolidated
    Financial Statements of the Kghm Polska Miedz S.a.
    Group for Financial Year 2013                        Management  For           Voted - For
12  Review of the Supervisory Board Report on the
    Results of Its Evaluation of the Report of the
    Management Board on the Activities of the Kghm
    Polska Miedz S.a. Group in Financial Year 2013 and
    of the Consolidated Financial Statements of the
    Kghm Polska Miedz S.a. Group for Financial Year 2013 Management  For           Voted - For
13.A Adoption of Resolution: on Approval of the Report
    of the Management Board on the Activities of the
    Kghm Polska Miedz S.a. Group in Financial Year 2013  Management  For           Voted - For
13.B Adoption of Resolution: on Approval of the
    Consolidated Financial Statements of the Kghm
    Polska Miedz S.a. Group for Financial Year 2013      Management  For           Voted - For
14  Appointment of Members of the Supervisory Board of
    Kghm Polska Miedz S.a. for the New, 9th Term         Management  For           Abstain
15  Closing of the General Meeting                       Non-Voting                Non-Voting


515

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
LUMINA COPPER CORP
CUSIP: 55025N104
Meeting Date: 29-Jan-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain' For-all Resolution Numbers.
    Thank You.                                          Non-Voting                Non-Voting
1.1 Election of Director: Robert Pirooz                 Management  For           Voted - For
1.2 Election of Director: John Wright                   Management  For           Voted - For
1.3 Election of Director: Ross Cory                     Management  For           Voted - For
1.4 Election of Director: Donald Shumka                 Management  For           Voted - For
1.5 Election of Director: David Strang                  Management  For           Voted - For
2   Appointment of Grant Thornton LLP, Chartered
    Accountants As Auditors of the Company for the
    Ensuing Year and Authorizing the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
LUNDIN MINING CORP, VANCOUVER BC
CUSIP: 550372106
Meeting Date: 09-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.8 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Donald K. Charter             Management  For           Voted - For
1.2 Election of Director: Paul K. Conibear              Management  For           Voted - For
1.3 Election of Director: John H. Craig                 Management  For           Voted - For
1.4 Election of Director: Brian D. Edgar                Management  For           Voted - For
1.5 Election of Director: Peter C. Jones                Management  For           Voted - For
1.6 Election of Director: Lukas H. Lundin               Management  For           Voted - For
1.7 Election of Director: Dale C. Peniuk                Management  For           Voted - For
1.8 Election of Director: William A. Rand               Management  For           Voted - For
2   To Appoint PricewaterhouseCoopers LLP As Auditors
    of the Corporation for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3   To Consider And, If Thought Appropriate, Pass an
    Ordinary Resolution to Adopt the Share Unit Plan of
    the Corporation, to Adopt A New Incentive Option
    Plan of the Corporation and to Ratify Certain
    Previously Granted Options Under the New Incentive
    Stock Option Plan, As More Fully Described in the
    Accompanying Management Information Circular        Management  For           Voted - For


516




                          GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
NORTHERN DYNASTY MINERALS LTD.
CUSIP: 66510M204 TICKER: NAK
Meeting Date: 19-Jun-14   Meeting Type: Annual and Special Meeting
01   To Set the Number of Directors at Nine.            Management  For           Voted - For
02   Director                                           Management
1    Scott D. Cousens                                   Management  For           Voted - For
2    Robert A. Dickinson                                Management  For           Voted - For
3    Gordon J. Fretwell                                 Management  For           Voted - For
4    Russell E. Hallbauer                               Management  For           Voted - For
5    Wayne Kirk                                         Management  For           Voted - For
6    Peter Mitchell                                     Management  For           Voted - For
7    Marchand Snyman                                    Management  For           Voted - For
8    Ronald W. Thiessen                                 Management  For           Voted - For
9    Kenneth Pickering                                  Management  For           Voted - For
03   Appointment of Deloitte LLP As Auditor of the
     Company for the Ensuing Year and Authorizing the
     Directors to Fix Their Remuneration.               Management  For           Voted - For
04   To Authorize the Amendment to and Continuation of
     the Company's Share Option Plan for A Period of
     Three Years, As Further Described in the
     Information Circular Prepared for the Annual and
     Special Meeting.                                   Management  For           Voted - For
OZ MINERALS LTD, MELBOURNE VIC
CUSIP: Q7161P122
Meeting Date: 27-May-14   Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposal 3 and Votes Cast by Any-individual Or
     Related Party Who Benefit from the Passing of the
     Proposal/s-will be Disregarded by the Company.
     Hence, If You Have Obtained Benefit Or- Expect to
     Obtain Future Benefit (as Referred in the Company
     Announcement) You-should Not Vote (or Vote
     "abstain") on the Relevant Proposal Items. by
     Doing-so, You Acknowledge That You Have Obtained
     Benefit Or Expect to Obtain-benefit by the Passing
     of the Relevant Proposal/s. by Voting (for Or
     Against)-on the Above Mentioned Proposal/s, You
     Acknowledge That You Have Not Obtained-benefit
     Neither Expect to Obtain Benefit by the Passing of
     the Relevant- Proposal/s and You Comply with the
     Voting Exclusion.                                  Non-Voting                Non-Voting
2.i  Re-election of Mr Dean Pritchard As A Director     Management  For           Voted - For
2.ii Re-election of Ms Rebecca Mcgrath As A Director    Management  For           Voted - For
3    Adoption of Remuneration Report (advisory Only)    Management  For           Voted - For
4    To Renew the Company's Proportional Takeover
     Provisions                                         Management  For           Voted - For


517




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
PANAUST LTD
CUSIP: Q7283A110
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit (as Referred in the Company
    Announcement) You-should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                               Non-Voting                Non-Voting
2   Adoption of Remuneration Report (non-binding
    Resolution)                                     Management  For           Voted - For
3   Re-election of Mr Garry Hounsell As A Director  Management  For           Voted - For
4   Re-election of Mr John Crofts As A Director     Management  For           Voted - For
5   Amendments to the Constitution of the Company   Management  For           Voted - For
PARK ELEKTRIK URETIM MADENCILIK SANAYI VE           TI
CUSIP: M78160104
Meeting Date: 24-Jun-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                      Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                 Non-Voting                Non-Voting
1   Opening and Formation of the Presidency Board   Management  For           Voted - For
2   Authorization of the Presidency Board to Sign
    Meeting Minutes                                 Management  For           Voted - For
3   Reading, Discussion and Approval of Reports
    Prepared by the Board, Auditors and Independent
    Auditors                                        Management  For           Voted - For
4   Reading, Discussion and Approval of Balance Sheet
    and Income and Loss Statement                   Management  For           Voted - For


518




                           GLOBAL X COPPER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Release of the Board                                Management  For           Voted - For
6   Decision on Profit Distribution Proposal            Management  For           Voted - For
7   Approval of Amendment of Articles 6,19 and 20 of
    Articles of Association of the Company              Management  For           Voted - For
8   Approval of Independent Audit Firm                  Management  For           Voted - For
9   Election of the Board, Determination of Their Term
    of Office and Determination of Independent Board    Management  For           Voted - For
10  Informing the Shareholders About Wage Policy of
    Senior Management                                   Management  For           Voted - For
11  Determination of Wages                              Management  For           Voted - For
12  Granting Permission to Carry Out Transactions That
    Might Lead to Conflict of Interest with the Company
    and to Compete to the Majority Shareholders, Board,
    High Level Executives and Their Spouses Accordance
    with the Article 395 and 396 of the Turkish
    Commercial Code                                     Management  For           Voted - Against
13  Informing the Shareholders About Donations and
    Determination of Upper Limit for Donations          Management  For           Voted - For
14  Informing the Shareholders About Related Party
    Transactions                                        Management  For           Voted - For
15  Informing the Shareholders About Guarantees, Given
    Collateral, Pledges Given to the Third Parties and
    Realized Benefits from Those                        Management  For           Voted - For
16  Wishes and Closing                                  Management  For           Voted - For
SANDFIRE RESOURCES NL
CUSIP: Q82191109
Meeting Date: 27-Nov-13    Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Non Binding Resolution to Adopt Remuneration Report Management  For           Voted - For
2   Re-election of Mr Paul Hallam As A Director         Management  For           Voted - For
3   Re-election of Mr Robert N Scott As A Director      Management  For           Voted - For
4   Employee Share Option Plan                          Management  For           Voted - For
5   Maximum Aggregate Non-executive Director Fee Pool   Management  For           Voted - For


519




                           GLOBAL X COPPER MINERS ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
SOUTHERN COPPER CORPORATION
CUSIP: 84265V105 TICKER: SCCO
Meeting Date: 29-Apr-14    Meeting Type: Annual
1.  Director                                           Management
1   G. Larrea Mota-velasco                             Management  For           Vote Withheld
2   Oscar Gonzalez Rocha                               Management  For           Vote Withheld
3   Emilio Carrillo Gamboa                             Management  For           Voted - For
4   Alfredo Casar Perez                                Management  For           Vote Withheld
5   Luis Castelazo Morales                             Management  For           Vote Withheld
6   E.C. Sanchez Mejorada                              Management  For           Vote Withheld
7   X.G. De Quevedo Topete                             Management  For           Vote Withheld
8   D. Muniz Quintanilla                               Management  For           Vote Withheld
9   L.M. Palomino Bonilla                              Management  For           Voted - For
10  G.P. Cifuentes                                     Management  For           Voted - For
11  Juan Rebolledo Gout                                Management  For           Vote Withheld
12  Carlos Ruiz Sacristan                              Management  For           Voted - For
2.  Ratify the Audit Committee's Selection of Galaz,
    Yamazaki, Ruiz Urquiza, S.c., Member Firm of
    Deloitte Touche Tohmatsu Limited, As Independent
    Accountants for 2014.                              Management  For           Voted - For
3.  Approve, by Non-binding Vote, Executive
    Compensation.                                      Management  For           Voted - For
TASEKO MINES LIMITED
CUSIP: 876511106 TICKER: TGB
Meeting Date: 11-Jun-14    Meeting Type: Annual
01  To Set the Number of Directors at 8.               Management  For           Voted - For
02  Director                                           Management
1   William P. Armstrong                               Management  For           Voted - For
2   T. Barry Coughlan                                  Management  For           Voted - For
3   Scott D. Cousens                                   Management  For           Voted - For
4   Robert A. Dickinson                                Management  For           Voted - For
5   Russell E. Hallbauer                               Management  For           Voted - For
6   Richard A. Mundie                                  Management  For           Voted - For
7   Ronald W. Thiessen                                 Management  For           Voted - For
8   Alexander G. Morrison                              Management  For           Voted - For
03  Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration.                         Management  For           Voted - For


520

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
TECK RESOURCES LTD, VANCOUVER, BC
CUSIP: 878742204
Meeting Date: 23-Apr-14  Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "3,"
     and 'in Favor' Or 'abstain' Only for
     Resolution-numbers "1.1 to 1.14 and 2". Thank You.  Non-Voting                Non-Voting
1.1  Election of Director: M.m. Ashar                    Management  For           Voted - For
1.2  Election of Director: J.h. Bennett                  Management  For           Voted - For
1.3  Election of Director: H.j. Bolton                   Management  For           Voted - For
1.4  Election of Director: F.p. Chee                     Management  For           Voted - Against
1.5  Election of Director: J.l. Cockwell                 Management  For           Voted - For
1.6  Election of Director: E.c. Dowling                  Management  For           Voted - For
1.7  Election of Director: N.b. Keevil                   Management  For           Voted - For
1.8  Election of Director: N.b. Keevil III               Management  For           Voted - For
1.9  Election of Director: T. Kubota                     Management  For           Voted - For
1.10 Election of Director: T. Kuriyama                   Management  For           Voted - For
1.11 Election of Director: D.r. Lindsay                  Management  For           Voted - For
1.12 Election of Director: J.g. Rennie                   Management  For           Voted - For
1.13 Election of Director: W.s.r. Seyffert               Management  For           Voted - For
1.14 Election of Director: C.m. Thompson                 Management  For           Voted - For
2    To Appoint PricewaterhouseCoopers LLP As Auditors
     and to Authorize the Directors to Fix the Auditors'
     Remuneration                                        Management  For           Voted - For
3    To Approve the Advisory Resolution on the
     Corporation's Approach to Executive Compensation    Management  For           Voted - Against
TURQUOISE HILL RESOURCES LTD.
CUSIP: 900435108   TICKER: TRQ
Meeting Date: 08-May-14  Meeting Type: Annual
01   Director                                            Management
1    Rowena Albones                                      Management  For           Voted - For
2    Jill Gardiner                                       Management  For           Voted - For
3    R. Peter Gillin                                     Management  For           Voted - For
4    David Klingner                                      Management  For           Voted - For
5    Kay Priestly                                        Management  For           Voted - For
6    Russel C. Robertson                                 Management  For           Voted - For
7    Jeffery D. Tygesen                                  Management  For           Voted - For
02   To Appoint PricewaterhouseCoopers LLP, Chartered
     Accountants, As Auditors of the Corporation at A
     Remuneration to be Fixed by the Board of Directors. Management  For           Voted - For


521

GLOBAL X COPPER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
VEDANTA RESOURCES PLC, LONDON
CUSIP: G9328D100
Meeting Date: 01-Aug-13 Meeting Type: Annual General Meeting
1   That the Audited Financial Statements of the
    Company for the Financial Year Ended 31 March 2013,
    Together with the Directors' Report and the
    Independent Auditors' Report Thereon, be Received   Management  For           Voted - For
2   That the Directors' Remuneration Report for the
    Financial Year Ended 31 March 2013 be Approved      Management  For           Voted - Against
3   That A Final Dividend As Recommended by the
    Directors of 37.0 Us Cents Per Ordinary Share in
    Respect of the Financial Year Ended 31 March 2013
    be Approved                                         Management  For           Voted - For
4   That Mr Deepak Parekh be Elected As A Director of
    the Company                                         Management  For           Voted - For
5   That Mr Anil Agarwal be Re-elected As A Director of
    the Company                                         Management  For           Voted - Against
6   That Mr Navin Agarwal be Re-elected As A Director
    of the Company                                      Management  For           Voted - Against
7   That Mr Euan Macdonald be Re-elected As A Director
    of the Company                                      Management  For           Voted - For
8   That Mr Aman Mehta be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
9   That Mr Ms Mehta be Re-elected As A Director of the
    Company                                             Management  For           Voted - Against
10  That Mr Geoffrey Green be Re-elected As A Director
    of the Company                                      Management  For           Voted - Against
11  That Deloitte LLP be Re-appointed As Auditors of
    the Company (the 'auditors') for the Financial Year
    Ending 31 March 2014                                Management  For           Voted - For
12  That the Directors be Authorised to Determine the
    Auditors' Remuneration                              Management  For           Voted - For
13  To Authorise the Directors to Allot Shares Subject
    to the Restrictions Set Out in the Notice of Annual
    General Meeting                                     Management  For           Voted - For
14  To Grant the Disapplication of Pre-emption Rights
    Subject to the Restrictions Set Out in the Notice
    of Annual General Meeting                           Management  For           Voted - For
15  To Authorise the Company to Purchase Its Own Shares
    Subject to the Restrictions Set Out in the Notice
    of Annual General Meeting                           Management  For           Voted - For
16  That A General Meeting of the Company, Other Than
    an Annual General Meeting, May be Called on Not
    Less Than 14 Clear Days' Notice                     Management  For           Voted - Against
Meeting Date: 30-Oct-13 Meeting Type: Ordinary General Meeting
1   That the Acquisition by the Company Or One of Its
    Subsidiaries of Up to 29.5 Per Cent. of the Entire


522




                        GLOBAL X COPPER MINERS ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Issued Share Capital of Hindustan Zinc Ltd be
    Hereby Approved                                    Management  For           Voted - For
2   That the Acquisition by the Company Or One of Its
    Subsidiaries of Up to 49.0 Per Cent. of the Entire
    Issued Share Capital of Bharat Aluminium Company
    Ltd be Hereby Approved                             Management  For           Voted - For
Meeting Date: 13-Jan-14 Meeting Type: Ordinary General Meeting
1   That the Participation of Cairn Energy PLC, A
    Related Party of the Company, in the Buy-back by
    Cairn India Ltd of Its Own Equity Shares As in
    Circular 27/12/13 be Approved                      Management  For           Voted - For


523

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AGRIUM INC, CALGARY, AB
CUSIP: 008916108
Meeting Date: 07-May-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions "3, 4,
     5 and 6" and 'in Favor' Or 'abstain' Only
     For-resolution Numbers "1.1 to 1.11 and 2". Thank
     You.                                                Non-Voting                Non-Voting
1.1  Election of Director: David C. Everitt              Management  For           Voted - For
1.2  Election of Director: Russell K. Girling            Management  For           Voted - For
1.3  Election of Director: Susan A. Henry                Management  For           Voted - For
1.4  Election of Director: Russell J. Horner             Management  For           Voted - For
1.5  Election of Director: David J. Lesar                Management  For           Voted - For
1.6  Election of Director: John E. Lowe                  Management  For           Voted - For
1.7  Election of Director: Charles V. Magro              Management  For           Voted - For
1.8  Election of Director: A. Anne Mclellan              Management  For           Voted - For
1.9  Election of Director: Derek G. Pannell              Management  For           Voted - For
1.10 Election of Director: Mayo M. Schmidt               Management  For           Voted - For
1.11 Election of Director: Victor J. Zaleschuk           Management  For           Voted - For
2    The Appointment of KPMG LLP, Chartered Accountants,
     As Auditors of the Corporation                      Management  For           Voted - For
3    To Approve the Corporation's Advisory Vote on
     Executive Compensation                              Management  For           Voted - Against
4    To Confirm the Amendments to General By-law No. 1   Management  For           Voted - For
5    To Confirm the Advance Notice By-law No. 2          Management  For           Voted - For
6    To Amend the Corporation's Stock Option Plan to
     Increase the Number of Authorized Common Shares to
     be Reserved for Issuance Thereunder and to Ratify
     the Grant of an Aggregate of 531,687 Stock Options
     Issued Thereunder                                   Management  For           Voted - For
AGRIUM INC.
CUSIP: 008916108 TICKER: AGU
Meeting Date: 07-May-14 Meeting Type: Annual and Special Meeting
01   Director                                            Management
1    David C. Everitt                                    Management  For           Voted - For
2    Russell K. Girling                                  Management  For           Voted - For
3    Susan A. Henry                                      Management  For           Voted - For
4    Russell J. Horner                                   Management  For           Voted - For
5    David J. Lesar                                      Management  For           Voted - For
6    John E. Lowe                                        Management  For           Voted - For
7    Charles V. Magro                                    Management  For           Voted - For
8    A. Anne Mclellan                                    Management  For           Voted - For
9    Derek G. Pannell                                    Management  For           Voted - For
10   Mayo M. Schmidt                                     Management  For           Voted - For


524

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  Victor J. Zaleschuk                                 Management  For           Voted - For
02  The Appointment of KPMG LLP, Chartered Accountants,
    As Auditors of the Corporation.                     Management  For           Voted - For
03  A Resolution to Approve the Corporation's Advisory
    Vote on Executive Compensation.                     Management  For           Voted - Against
04  A Resolution to Confirm the Amendments to General
    By-law No. 1.                                       Management  For           Voted - For
05  A Resolution to Confirm the Advance Notice By-law
    No. 2.                                              Management  For           Voted - For
06  A Resolution to Amend the Corporation's Stock
    Option Plan to Increase the Number of Authorized
    Common Shares to be Reserved for Issuance
    Thereunder and to Ratify the Grant of an Aggregate
    of 531,687 Stock Options Issued Thereunder.         Management  For           Voted - For
BAGFAS BANDIRMA GUBRE FABRIK
CUSIP: M15695105
Meeting Date: 27-Mar-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Council    Management  For           Voted - For
2   Granting Authorization to the Chairmanship Council
    for Signing the Meeting Minutes                     Management  For           Voted - For
3   Reading and Deliberation of 2013 Board of Directors
    Activity Report                                     Management  For           Voted - For
4   Reading and Deliberation of 2013 Independent
    Auditor Report                                      Management  For           Voted - For
5   Reading, Deliberation and Approval of Balance Sheet
    and Income Statements for Year 2013                 Management  For           Voted - For
6   Reading and Approval of Board of Directors Proposal
    for 2013 Profit Distribution                        Management  For           Voted - For
7   Absolving Board Members                             Management  For           Voted - For
8   Presentation of Information to the Shareholders
    About the Cash Dividend Distribution Policy for the
    Year 2014 and the Following Years                   Management  For           Voted - For
9   Decision on the Attendance Fee of Executive Board
    of Directory Members and Independent Board of
    Directory Members                                   Management  For           Voted - For
10  Submitting Approval of General Assembly for the
    Amendments Made to the Main Agreements 7th Article


525




                          GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Regarding Authorization Received from Capital
    Markets of Board                                    Management  For           Voted - Against
11  Decision on the Independent Auditing Firm           Management  For           Voted - For
12  Providing Information to Shareholders About Wage
    Policy for the Members of Board of Directors and
    Executive Managers Adherence to Corporate
    Governance Principles                               Management  For           Voted - For
13  Presentation of Information to the Shareholders
    About the Transactions Made with the Concerned
    Parties During the Year 2013                        Management  For           Voted - For
14  Providing Information to General Assembly About the
    Assurances, Mortgages and Depositions Given to the
    Third Parties During the Year 2013                  Management  For           Voted - For
15  Providing Information to the General Assembly About
    the Donations Made During the Year 2013 and
    Approval of the Upper Limit for 2014 Donations      Management  For           Voted - For
16  Submiting the Processes Eligibilities of the
    Shareholders Who Hold the Administrative Rule of
    the Company, Board of Directors, Senior Managers
    and Their Close Relatives, Wifes and Second Level
    Relatives to the General Assemblys Approval,
    Resolving to Authorize the Members of the Board of
    Directors to Conduct Business in Their Own Names
    and in the Name of Others, and to Conduct the
    Operations, Which Fall Within the Scope of our
    Company, in Representation of Other Companies and
    Presentation of Information to the General Assembly
    About These Processes                               Management  For           Voted - For
17  Authorizing Board of Directory Members Regarding
    395th and 396th Articles of the Turkish Commercial
    Code                                                Management  For           Voted - Against
18  Wishes and Hopes                                    Management  For           Voted - For
CF INDUSTRIES HOLDINGS, INC.
CUSIP: 125269100 TICKER: CF
Meeting Date: 14-May-14   Meeting Type: Annual
1A. Election of Director: Robert C. Arzbaecher          Management  For           Voted - For
1B. Election of Director: William Davisson              Management  For           Voted - For
1C. Election of Director: Stephen J. Hagge              Management  For           Voted - For
1D. Election of Director: Robert G. Kuhbach             Management  For           Voted - For
1E. Election of Director: Edward A. Schmitt             Management  For           Voted - For
2.  Approval of an Amendment to Cf Industries Holdings,
    Inc.'s Amended and Restated Certificate of
    Incorporation to Eliminate Supermajority Voting
    Provisions from Article V (removal of Directors).   Management  For           Voted - For
3.  Approval of an Amendment to Cf Industries Holdings,
    Inc.'s Amended and Restated Certificate of
    Incorporation to Eliminate Supermajority Voting
    Provisions from Article X (amendment of Bylaws).    Management  For           Voted - For
4.  Approval of an Amendment to Cf Industries Holdings,
    Inc.'s Amended and Restated Certificate of


526




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Incorporation to Eliminate Supermajority Voting
    Provisions from Article Xi (certain Amendments to
    Certificate of Incorporation).                      Management  For           Voted - For
5.  Approval of an Amendment to Cf Industries Holdings,
    Inc.'s Amended and Restated Certificate of
    Incorporation to Grant Holders of Not Less Than 25%
    of our Outstanding Common Stock the Right to Call A
    Special Meeting of Stockholders.                    Management  For           Voted - For
6.  Approval of an Advisory Resolution Regarding the
    Compensation of Cf Industries Holdings, Inc.'s
    Named Executive Officers.                           Management  For           Voted - For
7.  Approval of Cf Industries Holdings, Inc.'s 2014
    Equity and Incentive Plan.                          Management  For           Voted - For
8.  Ratification of the Selection of KPMG LLP As Cf
    Industries Holdings, Inc.'s Independent Registered
    Public Accounting Firm for 2014.                    Management  For           Voted - For
CHINA BLUECHEMICAL LTD
CUSIP: Y14251105
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406013.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0406/ltn20140406021.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    the Directors of the Company (the ''board'') for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements and the Auditors' Report of the Company
    for the Year Ended 31 December 2013                 Management  For           Voted - For
4   To Consider and Approve the Proposal for
    Distribution of Profit of the Company for the Year
    Ended 31 December 2013 and the Declaration of the
    Company's Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Consider and Approve the Budget Proposals of the
    Company for the Year 2014                           Management  For           Voted - For
6   To Consider and Approve the Re- Appointment of
    Deloitte Touche Tohmatsu Certified Public
    Accountants and Deloitte Touche Tohmatsu Certified
    Public Accountants LLP As the Overseas and Domestic
    Auditors of the Company, Respectively, for A Term
    Until the Conclusion of the Next Annual General


527




    GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Meeting of the Company and to Authorise the Audit
    Committee of the Board to Determine Their
    Remuneration                                        Management  For           Voted - For
7   To Consider and Approve the Appointment of Mr. Zhou
    Dechun As A Non-executive Director of the Company,
    to Authorise the Chairman of the Board to Sign A
    Service Contract with Mr. Zhou Dechun for and on
    Behalf of the Company, and to Authorise the Board
    to Determine His Remuneration Based on the
    Recommendation by the Remuneration Committee of the
    Board                                               Management  For           Voted - Against
8   To Consider and to Authorise the Granting of A
    General Mandate to the Board to Issue Domestic
    Shares and Overseas Listed Foreign Shares (h
    Shares): ''that: (a) the Board be and is Hereby
    Granted, During the Relevant Period (as Defined
    Below), A General and Unconditional Mandate to
    Separately Or Concurrently Issue, Allot And/or Deal
    with Additional Domestic Shares and Overseas Listed
    Foreign Shares (h Shares) of the Company, and to
    Make Or Grant Offers, Agreements Or Options Which
    Would Or Might Require Domestic Shares and Overseas
    Listed Foreign Shares (h Shares) to be Issued,
    Allotted And/or Dealt With, Subject to the
    Following Conditions: (i) Such Mandate Shall Not
    Extend Beyond the Relevant Period Save That the
    Board May During the Relevant Period Make Or Grant
    Offers, Agreements Or Options Which Might Require
    the Contd                                           Management  For           Voted - Against
    Contd Exercise of Such Powers After the End of the
    Relevant Period; (ii) The-number of the Domestic
    Shares and Overseas Listed Foreign Shares (h
    Shares)-to be Issued, Allotted And/or Dealt with Or
    Agreed Conditionally Or-unconditionally to be
    Issued, Allotted And/or Dealt with by the Board
    Shall-not Exceed 20% of Each of Its Existing
    Domestic Shares and Overseas Listed-foreign Shares
    (h Shares) of the Company; and (iii) the Board Will
    Only-exercise Its Power Under Such Mandate in
    Accordance with the Company Law Of-the Prc and the
    Rules Governing the Listing of Securities on the
    Stock-exchange of Hong Kong Limited (as Amended
    from Time to Time) Or Applicable-laws, Rules and
    Regulations of Other Government Or Regulatory
    Bodies and Only-if All Necessary Approvals from the
    China Securities Regulatory Commission-and/or Other
    Contd                                               Non-Voting                Non-Voting
    Contd Relevant Prc Government Authorities are
    Obtained. (b) for the Purposes-of This Special
    Resolution: ''relevant Period'' Means the Period
    from The-passing of This Special Resolution Until
    the Earliest Of: (i) the Conclusion-of the Next
    Annual General Meeting of the Company Following the
    Passing Of-this Special Resolution; (ii) the
    Expiration of the 12-month Period Following-the
    Passing of This Special Resolution; Or (iii) the


528




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Date on Which The- Authority Granted to the Board
    As Set Out in This Special Resolution Is- Revoked
    Or Varied by A Special Resolution of the
    Shareholders of the Company-in A General Meeting.
    (c) Contingent on the Board Resolving to Separately
    Or-concurrently Issue Domestic Shares and Overseas
    Listed Foreign Shares (h-shares) Pursuant to
    Paragraph (a) of This Special Resolution, the Board
    Be-contd                                            Non-Voting                Non-Voting
    Contd Authorised to Increase the Registered Capital
    of the Company to Reflect-the Number of Such Shares
    Authorised to be Issued by the Company Pursuant
    To-paragraph (a) of This Special Resolution and to
    Make Such Appropriate And- Necessary Amendments to
    the Articles of Association of the Company As
    They-think Fit to Reflect Such Increases in the
    Registered Capital of the Company-and to Take Any
    Other Action and Complete Any Formality Required to
    Effect-the Separate Or Concurrent Issuance of
    Domestic Shares and Overseas Listed- Foreign Shares
    (h Shares) Pursuant to Paragraph (a) of This
    Special- Resolution and the Increase in the
    Registered Capital of the Company''                 Non-Voting                Non-Voting
GUBRE FABRIKALARI TAS, ISTANBUL
CUSIP: M5246E108
Meeting Date: 16-Apr-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Council    Management  For           Voted - For
2   Granting Authorization to the Chairmanship Council
    for Signing the Meeting Minutes                     Management  For           Voted - For
3   Reading of Annual Reports for the Year 2013         Management  For           Voted - For
4   Reading of Independent Auditors Report for the Year
    2013                                                Management  For           Voted - For
5   Reading, Deliberation and Approval of the Financial
    Statements for the Year 2013                        Management  For           Voted - For
6   Reading, Deliberation and Approval of the Dividend
    Policy                                              Management  For           Voted - For
7   Proscribe of Dividend Distribution Adherence to
    Article for Dividend Distribution on Articles of
    Association                                         Management  For           Voted - For


529

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Absolving the Board of Directors                    Management  For           Voted - For
9   Approval of Independent Auditing Firm Elected by
    Board of Directors                                  Management  For           Voted - For
10  Providing Information to the General Assembly About
    the Assurances, Mortgages and Heritable Securities
    Given to Third Parties                              Management  For           Voted - For
11  Reading ,deliberation and Approval of Donation
    Policy                                              Management  For           Voted - For
12  Providing Information to General Assembly Regarding
    the Donations Made Within the Fiscal Year 2013      Management  For           Voted - For
13  Election of Board Members                           Management  For           Voted - For
14  Determination on Remuneration of Board Members      Management  For           Voted - For
15  Providing Information to General Assembly About
    Executives, Controlling Shareholders and Their
    Spouses Or Second Degree Relatives to Use the
    Powers Set Out and Informing the General Board
    About the Related Transactions Conducted in 2013    Management  For           Voted - For
16  Granting Permission to the Members of Board of
    Directors to Conduct Their Activities with the Bank
    Adherence to the Articles 395 and 396 of the
    Turkish Commercial Code                             Management  For           Voted - Against
17  Providing Information About Disclosure Policy
    Adherence to Capital Market Board Laws and
    Regulations                                         Management  For           Voted - For
18  Providing Information About Wage Policy Adherence
    to Capital Market Board Laws and Regulations        Management  For           Voted - For
19  Suggestions and Sentiments                          Management  For           Voted - For
20  Closure                                             Management  For           Voted - For
INCITEC PIVOT LTD
CUSIP: Q4887E101
Meeting Date: 19-Dec-13    Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Re-election of Mr John Marlay As A Director         Management  For           Voted - For
2   Approval of Issue to Managing Director Under the
    Incitec Pivot Performance Rights Plan : James
    Fazzino                                             Management  For           Voted - For


530

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Adoption of Remuneration Report (advisory Only)     Management  For           Voted - For
    09 Dec 13: Please Note That This is A Revision Due
    to Receipt of Director Name-in Resolution 2. If You
    Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.              Non-Voting                Non-Voting
INTREPID POTASH, INC.
CUSIP: 46121Y102 TICKER: IPI
Meeting Date: 28-May-14 Meeting Type: Annual
1.1 Election of Director: Robert P. Jornayvaz III       Management  For           Voted - For
1.2 Election of Director: Hugh E. Harvey, Jr.           Management  For           Voted - For
2.  The Ratification of the Appointment of KPMG LLP As
    our Independent Registered Public Accounting Firm
    for 2014.                                           Management  For           Voted - For
3.  The Approval, on an Advisory Basis, of our
    Executive Compensation.                             Management  For           Voted - For
ISRAEL CHEMICALS LTD, TEL AVIV-JAFFA
CUSIP: M5920A109
Meeting Date: 26-Aug-13 Meeting Type: Ordinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A Controlling Or Personal Interest in This
    Company.-should Either be the Case, Please Contact
    Your Client Service Representative-so That We May
    Lodge Your Instructions Accordingly. If You Do Not
    Have A- Controlling Or Personal Interest, Submit
    Your Vote As Normal                                 Non-Voting                Non-Voting
1   Approval of the Remuneration Policy of the Company  Management  For           Voted - For
2   Update of the Bonus and Option Provisions to the
    Ceo in Accordance with the Policy to be Approved    Management  For           Voted - For
3   Payment to the Ceo of Nis 1,236,000 Bonus in
    Respect for 2011                                    Management  For           Voted - For
4   Discussion of the Financial Statement and
    Directors' Report for 2011                          Management  For           Voted - For
5   Re-appointment of Accountant-auditors and Report at
    to Their Fees                                       Management  For           Voted - For
6.1 Re-appointment of the Officiating Directors Until
    the Next Agm: Nir Gilad                             Management  For           Voted - For
6.2 Re-appointment of the Officiating Directors Until
    the Next Agm: Avisar Paz                            Management  For           Voted - For
6.3 Re-appointment of the Officiating Directors Until
    the Next Agm: Eran Sarig                            Management  For           Voted - For
6.4 Re-appointment of the Officiating Directors Until
    the Next Agm: Abraham Shochat                       Management  For           Voted - For
6.5 Re-appointment of the Officiating Directors Until
    the Next Agm: Victor Medina                         Management  For           Voted - For


531




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.6 Re-appointment of the Officiating Directors Until
    the Next Agm: Chaim Erez                            Management  For           Voted - For
6.7 Re-appointment of the Officiating Directors Until
    the Next Agm: Ovadia Eli                            Management  For           Voted - For
Meeting Date: 08-May-14 Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                            Non-Voting                Non-Voting
1   Approval of A Registration Rights Agreement Between
    the Company and the Owners of Control for the Grant
    of Nyse Registration for Trade, in Connection with
    the Proposed Nyse Share Registration                Management  For           Voted - For
2   Transfer to the Sec Reporting System Appropriate
    for Dual Traded Securities                          Management  For           Voted - For
3   Approval of D and O Insurance Cover in Two Levels
    Joint Layer Together with D and O of the of the
    Israel Corporation Group, the Owners of Control, in
    the Amount of Usd 20 Million. Separate Layer for D
    and O of the Company, Usd 350 Million               Management  For           Voted - For
K+S AKTIENGESELLSCHAFT, S AKTIENGESELLSCHAFT
CUSIP: D48164129
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Please Note That by Judgement of Olg Cologne
    Rendered on June 6, 2012, Any Sha-reholder Who
    Holds an Aggregate Total of 3 Percent Or More of
    the Outstanding-share Capital Must Register Under
    Their Beneficial Owner Details Before the Ap-
    Propriate Deadline to be Able to Vote. Failure to
    Comply with the Declaration-requirements As
    Stipulated in Section 21 of the Securities Trade
    Act (wphg) Ma-y Prevent the Shareholder from Voting
    at the General Meetings. Therefore, Your- Custodian
    May Request That We Register Beneficial Owner Data
    for All Voted Ac-counts with the Respective Sub
    Custodian. If You Require Further Information
    W-hether Or Not Such Bo Registration Will be
    Conducted for Your Custodians Accou-nts, Please
    Contact Your Csr.                                   Non-Voting                Non-Voting


532




    GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    The Sub-custodian Banks Optimized Their Processes
    and Established Solutions, W-hich Do Not Require
    Share Blocking. Registered Shares Will be
    Deregistered Acc-ording to Trading Activities Or at
    the Deregistration Date by the Sub Custodia-ns. in
    Order to Deliver/settle A Voted Position Before the
    Deregistration Date-a Voting Instruction
    Cancellation and De-registration Request Needs to
    be Se-nt. Please Contact Your Csr for Further
    Information.                                        Non-Voting                Non-Voting
    The Vote/registration Deadline As Displayed on
    Proxyedge is Subject to Change-and Will be Updated
    As Soon As Broadridge Receives Confirmation from
    the Sub C-ustodians Regarding Their Instruction
    Deadline. for Any Queries Please Contac-t Your
    Client Services Representative.                     Non-Voting                Non-Voting
    According to German Law, in Case of Specific
    Conflicts of Interest in Connecti-on with Specific
    Items of the Agenda for the General Meeting You are
    Not Entit-led to Exercise Your Voting Rights.
    Further, Your Voting Right Might be Exclud-ed When
    Your Share in Voting Rights Has Reached Certain
    Thresholds and You Hav-e Not Complied with Any of
    Your Mandatory Voting Rights Notifications
    Pursuant-to the German Securities Trading Act
    (whpg). for Questions in This Regard Ple-ase
    Contact Your Client Service Representative for
    Clarification. If You Do No-t Have Any Indication
    Regarding Such Conflict of Interest, Or Another
    Exclusio-n from Voting, Please Submit Your Vote As
    Usual. Thank You.                                   Non-Voting                Non-Voting
    Counter Proposals May be Submitted Until
    29.04.2014. Further Information on Co-unter
    Proposals Can be Found Directly on the Issuer's
    Website (please Refer To-the Material Url Section
    of the Application). If You Wish to Act on These
    Ite-ms, You Will Need to Request A Meeting Attend
    and Vote Your Shares Directly At-the Company's
    Meeting. Counter Proposals Cannot be Reflected in
    the Ballot On-proxyedge.                            Non-Voting                Non-Voting
1.  Presentation of the Approved Annual Financial
    Statements of K+s Aktiengesellsc-haft, of the
    Approved Consolidated Financial Statements, of the
    Combined Manag-ement and Group Management Report
    and of the Supervisory Board Report, in Each-case
    for the 2013 Financial Year, As Well As of the
    Explanatory Report of The-board of Executive
    Directors Concerning the Information Under Sections
    289 Pa-ragraph 4 and 315 Paragraph 4 of the German
    Commercial Code (hgb)                               Non-Voting                Non-Voting
2.  Adoption of A Resolution on the Appropriation of
    Profits                                             Management  For           Voted - For
3.  Adoption of A Resolution About the Ratification of
    the Actions of the Board of Executive Directors     Management  For           Voted - For


533




    GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Adoption of A Resolution About the Ratification of
    the Actions of the Supervisory Board                 Management  For           Voted - For
5.  Election of the Auditor for the 2014 Financial
    Year: Deloitte & Touche Gmbh                         Management  For           Voted - For
6.1 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and
    Profit-transfer Agreement with K+s Beteiligungs
    Gmbh Dated 15 December 1992                          Management  For           Voted - For
6.2 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Profit- and Loss-
    Transfer Agreement with K+s Consulting Gmbh Dated 1
    September 1995                                       Management  For           Voted - For
6.3 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and
    Profit-transfer Agreement with K+s Entsorgung Gmbh
    Dated 20 December 1991                               Management  For           Voted - For
6.4 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement with K+s It- Services Gmbh
    Dated 4 November 1999                                Management  For           Voted - For
6.5 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement K + S Kali Gmbh Dated 28
    November 2000                                        Management  For           Voted - For
6.6 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement with K+s Salz Gmbh Dated 21
    December 2000                                        Management  For           Voted - For
6.7 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement with K+s Transport Gmbh
    Dated 18/28 December 1989                            Management  For           Voted - For
6.8 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement with K+s
    Versicherungsvermittlungs Gmbh Dated 3 February 2003 Management  For           Voted - For
6.9 Adoption of Resolutions Approving the Conclusion of
    New Amending Agreements to Existing Control and
    Profit-transfer Agreements: Control and Profit- and
    Loss-transfer Agreement with Wohnbau Salzdetfurth
    Gesellschaft Mit Beschraenkter Haftung Dated 18/22
    December 1989                                        Management  For           Voted - For


534

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
NAMHAE CHEMICAL CORPORATION, SEOUL
CUSIP: Y6200J106
Meeting Date: 21-Mar-14 Meeting Type: Annual General Meeting
1   Approval of Financial Statements                    Management  For           Voted - Against
2   Election of Directors: Gang Seong Guk, Gim Jun Ho,
    Son Jung Geun, I Bok Yeong, Hong Tae Gyu, Hyeon Hae
    Nam, I Dong Ho, Seo Jin Ho                          Management  For           Voted - For
3   Election of Auditor: Ju Cheol                       Management  For           Voted - Against
4   Approval of Remuneration for Director               Management  For           Voted - For
5   Approval of Remuneration for Auditor                Management  For           Voted - For
NUFARM LIMITED
CUSIP: Q7007B105
Meeting Date: 05-Dec-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
2   Adoption of the Remuneration Report                 Management  For           Voted - For
3.a Re-election of Mr D G (donald) Mcgauchie As A
    Director                                            Management  For           Voted - For
3.b Re-election of Mr Toshikazu Takasaki As A Director  Management  For           Voted - For
4   Issue of Performance Rights to Managing
    Director/ceo - Mr Doug Rathbone                     Management  For           Voted - For
5   Amendment to Constitution: Proportional Takeover
    Approval Provisions                                 Management  For           Voted - For
6   Amendment to Constitution: Method of Payment of
    Dividends                                           Management  For           Voted - For
OCI N.V., AMSTERDAM
CUSIP: N6667A111
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
1   Opening and Announcements                           Non-Voting                Non-Voting


535




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Report by the Board of Directors for the 2013
    Financial Year, Including The-corporate Governance
    Section                                              Non-Voting                Non-Voting
3   Implementation of the Remuneration Policy in 2013    Non-Voting                Non-Voting
4   Proposal to Adopt the Annual Accounts and
    Appropriation of the Profits to the Reserves for
    the 2013 Financial Year                              Management  For           Voted - For
5   Explanation of the Dividend Policy                   Non-Voting                Non-Voting
6   Proposal to Discharge the Executive Directors from
    Liability                                            Management  For           Voted - For
7   Proposal to Discharge the Non- Executive Directors
    from Liability                                       Management  For           Voted - For
8   Proposal to Appoint Mr. R.j. Van De Kraats As
    Non-executive Director                               Management  For           Voted - For
9   Proposal to Appoint Mr. J. Guiraud As Non-executive
    Director                                             Management  For           Voted - For
10  Proposal to Approve the New Remuneration Policy,
    the 2014 Performance Share Plan, the 2014 Bonus/
    Matching Plan, and the 2013 Employees Incentive Plan Management  For           Voted - For
11  Proposal to Appoint KPMG As Auditor Charged with
    the Auditing of the Annual Accounts for the 2014
    Financial Year                                       Management  For           Voted - For
12  Proposal to Extend the Designation of the Board of
    Directors As the Authorised Body to Issue Shares in
    the Share Capital of the Company                     Management  For           Voted - For
13  Proposal to Extend the Designation of the Board of
    Directors As the Authorised Body to Restrict Or
    Exclude Pre-emptive Rights Upon the Issuance of
    Shares                                               Management  For           Voted - For
14  Proposal to Authorise the Board of Directors to
    Repurchase Shares in the Share Capital of the
    Company                                              Management  For           Voted - For
15  Questions and Close of Meeting                       Non-Voting                Non-Voting
    19 May 2014: Please Note That the Meeting Type Was
    Changed from Ogm to Agm. If-you Have Already Sent
    in Your Votes, Please Do Not Vote Again Unless You
    Deci-de to Amend Your Original Instructions. Thank
    You.                                                 Non-Voting                Non-Voting
POTASH CORPORATION OF SASKATCHEWAN INC.
CUSIP: 73755L107 TICKER: POT
Meeting Date: 15-May-14 Meeting Type: Annual and Special Meeting
01  Director                                             Management
1   C.M. Burley                                          Management  For           Voted - For
2   D.G. Chynoweth                                       Management  For           Voted - For
3   W.J. Doyle                                           Management  For           Voted - For
4   J.W. Estey                                           Management  For           Voted - For
5   G.W. Grandey                                         Management  For           Voted - For
6   C.S. Hoffman                                         Management  For           Voted - For
7   D.J. Howe                                            Management  For           Voted - For


536




                         GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   A.D. Laberge                                        Management  For           Voted - For
9   C.E. Madere                                         Management  For           Voted - For
10  K.G. Martell                                        Management  For           Voted - For
11  J.J. Mccaig                                         Management  For           Voted - For
12  M. Mogford                                          Management  For           Voted - For
13  E. Viyella De Paliza                                Management  For           Voted - For
02  The Appointment of Deloitte LLP As Auditors of the
    Corporation.                                        Management  For           Voted - For
03  The Resolution (attached As Appendix B to the
    Accompanying Management Proxy Circular) Approving
    the Adoption of A New Performance Option Plan, the
    Full Text of Which is Attached As Appendix C to the
    Accompanying Management Proxy Circular.             Management  For           Voted - For
04  The Advisory Resolution Accepting the Corporation's
    Approach to Executive Compensation Disclosed in the
    Accompanying Management Proxy Circular.             Management  For           Voted - For
SINOFERT HOLDINGS LTD, HAMILTON
CUSIP: G8403G103
Meeting Date: 24-Jan-14  Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn20140107350.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0107/ltn20140107342.pdf                      Non-Voting                Non-Voting
1   To Approve the Amended Mou (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 8 January 2014), the Transactions
    Contemplated Thereunder, the Proposed Annual Caps
    Relating Thereto, and Associated Matters            Management  For           Voted - For
2   To Approve the Framework Agreement (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 8 January 2014), the Transactions
    Contemplated Thereunder, the Proposed Annual Caps
    Relating Thereto, and Associated Matters            Management  For           Voted - For
Meeting Date: 15-May-14  Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408457.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408476.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


537




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Receive and Adopt the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Directors and the Auditors of the Company
    for the Year Ended 31 December 2013                  Management  For           Voted - For
2.A To Re-elect Mr. Wang Hong Jun As an Executive
    Director of the Company                              Management  For           Voted - Against
2.B To Re-elect Mr. Harry Yang As an Executive Director
    of the Company                                       Management  For           Voted - Against
2.C To Re-elect Mr. Yang Lin As A Non- Executive
    Director of the Company                              Management  For           Voted - Against
2.D To Re-elect Ms. Xiang Dandan As A Non- Executive
    Director of the Company                              Management  For           Voted - Against
3   To Authorize the Board of Directors of the Company
    to Fix the Remuneration for All Directors            Management  For           Voted - For
4   To Re-appoint KPMG As Auditors of the Company and
    to Authorize the Board of Directors of the Company
    to Fix Their Remuneration                            Management  For           Voted - For
5   To Grant to the Directors A General Mandate to
    Allot, Issue and Deal with Ordinary Shares of the
    Company                                              Management  For           Voted - Against
6   To Grant to the Directors A General Mandate to
    Repurchase Ordinary Shares of the Company            Management  For           Voted - For
7   To Extend the General Mandate to the Directors to
    Allot, Issue and Deal with Ordinary Shares of the
    Company by the Number of Ordinary Shares Repurchased Management  For           Voted - Against
Meeting Date: 15-May-14 Meeting Type: Special General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424553.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0424/ltn20140424631.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting               Non-Voting                Non-Voting
1   To Approve the Transactions Contemplated Under the
    Sulphur Import Framework Agreement (as Defined and
    Described in the Circular to the Shareholders of
    the Company Dated 25 April 2014), the Proposed
    Revised Annual Caps Relating Thereto and Associated
    Matters                                              Management  For           Voted - For
SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.
CUSIP: 833635105 TICKER: SQM
Meeting Date: 25-Apr-14 Meeting Type: Annual
1.  Sqm's Balance Sheet, Financial Statements, Annual
    Report, Account Inspectors' Report, and External
    Auditors' Report for the Business Year Ended
    December 31, 2013.                                   Management  For           Voted - For


538




                          GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Appointment of the External Auditing Company and
    Account Inspectors for the Business Year 2014.      Management  For           Voted - For
3.  Operations Referred to Under Title Xvi of Law
    18,046.                                             Management  For           Voted - For
4.  Investment and Finance Policies.                    Management  For           Abstain
5.  Net Income for Business Year 2013, Distribution of
    Definitive Dividend and Future Dividend Policy.     Management  For           Voted - For
6.  Board of Directors' Expenditures During the
    Business Year 2013.                                 Management  For           Voted - For
7.  Directors' Salaries.                                Management  For           Abstain
8.  Matters in Relation with the Directors Committee,
    with the Audit Committee and with the Health,
    Safety and Environmental Committee.                 Management  For           Abstain
9.  Other Corresponding Matters in Compliance with the
    Pertinent Provisions.                               Management  For           Abstain
SYNGENTA AG, BASEL
CUSIP: H84140112
Meeting Date: 29-Apr-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    296871 Due to Addition Of-resolution 11. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Part 2 of This Meeting is for Voting on Agenda and
    Meeting Attendance Requests-only. Please Ensure
    That You Have First Voted in Favour of the
    Registration O-f Shares in Part 1 of the Meeting.
    It is A Market Requirement for Meetings Of-this
    Type That the Shares are Registered and Moved to A
    Registered Location At-the Csd, and Specific
    Policies at the Individual Sub-custodians May Vary.
    Upo-n Receipt of the Vote Instruction, It is
    Possible That A Marker May be Placed-on Your Shares
    to Allow for Reconciliation and Re-registration
    Following A Tra- De. Therefore Whilst This Does Not
    Prevent the Trading of Shares, Any That
    Are-registered Must be First Deregistered If
    Required for Settlement. Deregistrat-ion Can Affect
    the Voting Rights of Those Shares. If You Have
    Concerns Regardi-ng Your Accounts, Please Contact
    Your Client Representative                          Non-Voting                Non-Voting
1.1 Approval of the Annual Report, Including the Annual
    Financial Statements and the Group Consolidated
    Financial Statements for the Year 2013              Management  For           Voted - For
1.2 Consultative Vote on the Compensation System        Management  For           Voted - Against
2   Discharge of the Members of the Board of Directors
    and the Executive Committee                         Management  For           Voted - For
3   Reduction of Share Capital by Cancellation of
    Repurchased Shares                                  Management  For           Voted - For


539




                         GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
4    Appropriation of the Available Earnings As Per
     Balance Sheet 2013 and Dividend Decision: A Gross
     Dividend of Chf 10.00 Per Share for the Business
     Year 2013                                            Management  For           Voted - For
5    Revision of the Articles of Incorporation: Article
     95 Paragraph 3 of the Federal Constitution           Management  For           Voted - For
6.1  Re-election of Vinita Bali to the Board of Directors Management  For           Voted - For
6.2  Re-election of Stefan Borgas to the Board of
     Directors                                            Management  For           Voted - For
6.3  Re-election of Gunnar Brock to the Board of
     Directors                                            Management  For           Voted - For
6.4  Re-election of Michel Demare to the Board of
     Directors                                            Management  For           Voted - For
6.5  Re-election of Eleni Gabre-madhin to the Board of
     Directors                                            Management  For           Voted - For
6.6  Re-election of David Lawrence to the Board of
     Directors                                            Management  For           Voted - For
6.7  Re-election of Michael Mack to the Board of
     Directors                                            Management  For           Voted - For
6.8  Re-election of Eveline Saupper to the Board of
     Directors                                            Management  For           Voted - For
6.9  Re-election of Jacques Vincent to the Board of
     Directors                                            Management  For           Voted - For
6.10 Re-election of Jurg Witmer to the Board of Directors Management  For           Voted - For
7    Election of Michel Demare As Chairman of the Board
     of Directors                                         Management  For           Voted - For
8.1  Election of Eveline Saupper As Member of the
     Compensation Committee                               Management  For           Voted - For
8.2  Election of Jacques Vincent As Member of the
     Compensation Committee                               Management  For           Voted - For
8.3  Election of Jurg Witmer As Member of the
     Compensation Committee                               Management  For           Voted - For
9    Election of the Independent Proxy: Prof. Dr. Lukas
     Handschin                                            Management  For           Voted - For
10   Election of the External Auditor: KPMG Ag As
     External Auditor of Syngenta Ag                      Management  For           Voted - For
11   Ad Hoc                                               Management  For           Voted - Against
TAIWAN FERTILIZER CO LTD
CUSIP: Y84171100
Meeting Date: 24-Jun-14  Meeting Type: Annual General Meeting
     Please Note That in Cases Where the Client
     Instructs Us to Vote Against Any-proposal to be
     Discussed at A Shareholders Meeting and the Voting
     With-respect to Such Proposal is Done by Ballot, We
     Or our Designee Will Fill Out-the Ballot in Respect
     of Such Proposal in Accordance with the
     Clients-instructions. However, If the Voting at the
     Shareholders Meeting is Done By-acclamation, We/our


540




                         GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Designee Will Not Take Any Action in Respect of
    The-relevant Proposal. Thank You.                   Non-Voting                 Non-Voting
A.1 The 2013 Business Operations                        Non-Voting                 Non-Voting
A.2 The 2013 Audited Reports                            Non-Voting                 Non-Voting
B.1 The 2013 Financial Statements                       Management   For           Voted - For
B.2 The 2013 Profit Distribution. Proposed Cash
    Dividend: Twd 2. 0 Per Share                        Management   For           Voted - For
B.3 The Revision to the Articles of Incorporation       Management   For           Voted - For
B.4 The Revision to the Procedures of Asset Acquisition
    Or Disposal                                         Management   For           Voted - For
B.5 The Revision to the Rules of Shareholder Meeting    Management   For           Voted - For
B.6 The Revision to the Procedures of the Election of
    the Directors and Supervisors                       Management   For           Voted - For
THE ISRAEL CORPORATION LTD
CUSIP: M8785N109
Meeting Date: 11-Jul-13  Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A Controlling Or Personal Interest in This
    Company.-should Either be the Case, Please Contact
    Your Client Service Representative-so That We May
    Lodge Your Instructions Accordingly. If You Do Not
    Have A- Controlling Or Personal Interest, Submit
    Your Vote As Normal                                 Non-Voting                 Non-Voting
1   Re-appointment of Professor Gideon Langholtz As an
    External Director of the Company for an Additional
    3 Year Period, As of October 11, 2013               Management   For           Voted - For
2   Re-appointment of Mr. Ofer Termechi As an External
    Director of the Company for an Additional 3 Year
    Period, As of August 30, 2013                       Management   For           Voted - For
Meeting Date: 03-Sep-13  Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A Controlling Or Personal Interest in This
    Company.-should Either be the Case, Please Contact
    Your Client Service Representative-so That We May
    Lodge Your Instructions Accordingly. If You Do Not
    Have A- Controlling Or Personal Interest, Submit
    Your Vote As Normal                                 Non-Voting                 Non-Voting
1   Approval of the Company's Policy for Remuneration
    of Senior Executives                                Management   For           Voted - Against
Meeting Date: 18-Feb-14  Meeting Type: Annual General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company


541




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                             Non-Voting                Non-Voting
1   Discussion of the Financial Statement and
    Directors' Report for the Year 2012                  Management  For           Voted - For
2   Re-appointment of the Accountant-auditor and
    Authorization of the Board to Determine the
    Accountant-auditor's Remuneration                    Management  For           Voted - For
3.A Re-appointment of the Following Director: Ron
    Moskovitz                                            Management  For           Voted - Against
3.B Re-appointment of the Following Director: Amnon Lion Management  For           Voted - Against
3.C Re-appointment of the Following Director: Zeev
    Nahari                                               Management  For           Voted - Against
3.D Re-appointment of the Following Director: Zahavit
    Cohen                                                Management  For           Voted - For
3.E Re-appointment of the Following Director: Yoav
    Doplet                                               Management  For           Voted - Against
3.F Re-appointment of the Following Director: Aviad
    Kaufman                                              Management  For           Voted - Against
3.G Re-appointment of the Following Director: Eitan Raf  Management  For           Voted - Against
3.H Re-appointment of the Following Director: Dan
    Ziskind                                              Management  For           Voted - For
3.I Re-appointment of the Following Director: Michael
    Bricker                                              Management  For           Voted - For
4   Approval That the Directors Who are Appointed for
    an Additional Term Will Receive the Terms of
    Employment That are Received by Other Company
    Directors, Including Annual Fee and Meeting
    Attendance Fee, Directors' Insurance and Letter of
    Indemnification                                      Management  For           Abstain
Meeting Date: 24-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                             Non-Voting                Non-Voting
1   Appointment of Oded Degani As an External Director
    for A 3 Year Statutory Period with Entitlement to


542




                          GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Annual Remuneration and Meeting Attendance Fees in
    the Amounts Permitted by Law and Refund of
    Expenses, As Well As Entitlement to Receive an
    Indemnity Undertaking and Inclusion in D and O
    Insurance Cover                                     Management    For           Voted - For
Meeting Date: 01-May-14   Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                            Non-Voting                  Non-Voting
1   Approval of the Remuneration Policy of the Company
    for Senior Executives                               Management    For           Voted - For
Meeting Date: 27-Jun-14   Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                            Non-Voting                  Non-Voting
1   Approval of A Settlement with Creditors the Main
    Elements of Which Include: Investment by the
    Company of Usd 200 Million in the Subsidiary Zim
    Navigation, Waiver by the Company of All Existing
    Debts of Zim, Undertaking by Company to Grant Zim
    Credit in the Amount of Usd 50 Million, Issue of A
    Guaranty of Up to Usd 10 Million As Security for
    the Liabilities of Zim to the Government of Israel.
    in Addition Approval of Settlement Between Zim and
    Owners of Control of the Company                    Management    For           Voted - For
    18 Jun 2014: Please Note That This is A Revision
    Due to Change in Meeting Date-from 23 June 14 to 27
    June 14. If You Have Already Sent in Your Votes,
    Please-do Not Vote Again Unless You Decide to Amend
    Your Original Instructions. Than-k You.             Non-Voting                  Non-Voting


543




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
THE MOSAIC COMPANY
CUSIP: 61945C103 TICKER: MOS
Meeting Date: 03-Oct-13 Meeting Type: Annual
1A. Election of Director: Timothy S. Gitzel             Management  For           Voted - For
1B. Election of Director: William R. Graber             Management  For           Voted - For
1C. Election of Director: Emery N. Koenig               Management  For           Voted - For
1D. Election of Director: David T. Seaton               Management  For           Voted - For
2.  Ratify the Appointment of KPMG LLP As the Company's
    Independent Registered Public Accounting Firm to
    Audit Its Financial Statements As of and for the
    Seven-month Period Ending December 31, 2013 and the
    Effectiveness of Internal Control Over Financial
    Reporting As of December 31, 2013.                  Management  For           Voted - For
3.  A Non-binding Advisory Vote on Executive
    Compensation.                                       Management  For           Voted - For
Meeting Date: 15-May-14 Meeting Type: Annual
1.  Approval of an Amendment to Mosaic's Restated
    Certificate of Incorporation to Declassify the
    Board of Directors.                                 Management  For           Voted - For
2A. Election of A Director for A Term Expiring in 2015:
    Denise C. Johnson                                   Management  For           Voted - For
2B. Election of A Director for A Term Expiring in 2015:
    Nancy E. Cooper (term Expires in 2017 If Proposal 1
    is Rejected)                                        Management  For           Voted - For
2C. Election of A Director for A Term Expiring in 2015:
    James L. Popowich (term Expires in 2017 If Proposal
    1 is Rejected)                                      Management  For           Voted - For
2D. Election of A Director for A Term Expiring in 2015:
    James T. Prokopanko (term Expires in 2017 If
    Proposal 1 is Rejected)                             Management  For           Voted - For
2E. Election of A Director for A Term Expiring in 2015:
    Steven M. Seibert (term Expires in 2017 If Proposal
    1 is Rejected)                                      Management  For           Voted - For
3.  Approval of the Mosaic Company 2014 Stock and
    Incentive Plan, As Recommended by the Board of
    Directors.                                          Management  For           Voted - For
4.  Ratification of the Appointment of KPMG LLP As our
    Independent Registered Public Accounting Firm to
    Audit our Financial Statements As of and for the
    Year Ending December 31, 2014 and the Effectiveness
    of Internal Control Over Financial Reporting As of
    December 31, 2014.                                  Management  For           Voted - For
5.  A Non-binding Advisory Vote on Executive
    Compensation ("say-on- Pay").                       Management  For           Voted - For


544




                        GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
THE SCOTTS MIRACLE-GRO CO.
CUSIP: 810186106 TICKER: SMG
Meeting Date: 30-Jan-14 Meeting Type: Annual
1.  Director                                            Management
1   James Hagedorn                                      Management  For           Voted - For
2   James F. Mccann                                     Management  For           Voted - For
3   Nancy G. Mistretta                                  Management  For           Voted - For
4   Stephanie M. Shern                                  Management  For           Voted - For
2.  Approval, on an Advisory Basis, of the Compensation
    of the Company's Named Executive Officers.          Management  For           Voted - For
3.  Approval of an Amendment and Restatement of the
    Scotts Company Llc Amended and Restated Executive
    Incentive Plan.                                     Management  For           Voted - For
4.  Ratification of the Selection of Deloitte & Touche
    LLP As the Company's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending
    September 30, 2014.                                 Management  For           Voted - For
URALKALIY OJSC, BEREZNIKI
CUSIP: 91688E206
Meeting Date: 22-Oct-13 Meeting Type: ExtraOrdinary General Meeting
1   Approval of A Major Transaction (series of Related
    Transactions) on Jsc Uralkali Debt Financing by
    Sberbank of Russia                                  Management  For           Voted - For
2   Approval of A Major Transaction (series of Related
    Transactions) on Jsc Uralkali Debt Financing by Jsc
    Vtb Bank And/or Its Affiliated Entities             Management  For           Voted - For
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
1   Approve Meeting Procedures                          Management  For           Voted - For
2   Approve Early Termination of Powers of Board of
    Directors                                           Management  For           Voted - For
    Please Note Cumulative Voting Applies to This
    Resolution Regarding The-election of Directors. Out
    of the 11 Directors Presented for Election, You-can
    Only Vote for 9 Directors. the Local Agent in the
    Market Will Apply-cumulative Voting Evenly Among
    Only Directors for Whom You Vote "for".-cumulative
    Votes Cannot be Applied Unevenly Among Directors
    Via Proxyedge.-standing Instructions Have Been
    Removed for This Meeting. Please Contact
    Your-client Service Representative with Any
    Questions.                                          Non-Voting                Non-Voting
3.1 Elect Anton Averin As Director                      Management  For           Voted - For
3.2 Elect Vladislav Baumgertner As Director             Management  For           Voted - For
3.3 Elect Viktor Belyakov As Director                   Management  For           Voted - For


545

GLOBAL X FERTILIZERS/POTASH ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.4  Elect Alexandr Voloshin As Director                 Management  For           Voted - For
3.5  Elect Pavel Grachev As Director                     Management  For           Voted - For
3.6  Elect Anna Kolonchina As Director                   Management  For           Voted - For
3.7  Elect Oleg Petrov As Director                       Management  For           Voted - For
3.8  Elect Robert John Margetts As Director              Management  For           Voted - For
3.9  Elect Paul James Ostling As Director                Management  For           Voted - For
3.10 Elect Mikhail Stiskin As Director                   Management  For           Voted - For
3.11 Elect Gordon Holden Sage As Director                Management  For           Voted - For
Meeting Date: 18-Dec-13 Meeting Type: ExtraOrdinary General Meeting
1    To Distribute the Profit in the Amount of
     6,488,595,119.11 Rubles by Paying of the Interim
     Dividends in the Amount of 2.21 Rubles Per One
     Common Share of Ojsc "uralkali"                     Management  For           Voted - For
2    Approval of the New Edition of the Charter of Ojsc
     "uralkali"                                          Management  For           Voted - For
3    Approval of Amendments to the Terms and Conditions
     of A Major Transaction / Series of Related
     Transactions Relating to the Raising of Financing
     from Sberbank of Russia by Ojsc Uralkali            Management  For           Voted - For
Meeting Date: 24-Mar-14 Meeting Type: Special General Meeting
1    Approve Meeting Procedures                          Management  For           Voted - For
2    Approve Early Termination of Powers of Board of
     Directors                                           Management  For           Voted - For
     Please Note Cumulative Voting Applies to This
     Resolution Regarding The-election of Directors. Out
     of the 13 Directors Presented for Election, You-can
     Only Vote for 9 Directors. the Local Agent in the
     Market Will Apply-cumulative Voting Evenly Among
     Only Directors for Whom You Vote "for".-cumulative
     Votes Cannot be Applied Unevenly Among Directors
     Via Proxyedge.-standing Instructions Have Been
     Removed for This Meeting. Please Contact
     Your-client Service Representative with Any
     Questions.                                          Non-Voting                Non-Voting
3.1  Elect Dmitry Konyaev As Director                    Management  For           Voted - For
3.2  Elect Dmitry Mazepin As Director                    Management  For           Voted - For
3.3  Elect Robert John Margetts As Director              Management  For           Voted - For
3.4  Elect Dmitry Osipov As Director                     Management  For           Voted - For
3.5  Elect Paul James Ostling As Director                Management  For           Voted - For
3.6  Elect Dmitry Razumov As Director                    Management  For           Voted - For
3.7  Elect Valery Senko As Director                      Management  For           Voted - For
3.8  Elect Mikhail Sosnovsky As Director                 Management  For           Voted - For
3.9  Elect Gordon Holden Sage As Director                Management  For           Voted - For
3.10 Elect Dmitry Tatyanin As Director                   Management  For           Voted - For
3.11 Elect Sergey Chemezov Sage As Director              Management  For           Voted - For
3.12 Elect Christophe Charlier As Director               Management  For           Voted - For
3.13 Elect Jian Chen As Director                         Management  For           Voted - For


546




                          GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    06 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Nu-mbering of Resolution
    3.10. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructio-ns. Thank
    You.                                                 Non-Voting                Non-Voting
Meeting Date: 04-Apr-14   Meeting Type: Special General Meeting
1   Approve Large-scale Transaction with Sberbank of
    Russia Re: Debt Financing                            Management  For           Voted - For
2   Amend Charter                                        Management  For           Voted - For
    20 Mar 2014: Owing to the Implementation of the
    Federal Law No. 415-fz, with E-ffect from 6th
    November 2013, Holders of Depository Receipts are
    Required to D-isclose the Beneficial Owner Or Legal
    Proxy Owner Information to Vote at Share-holder
    Meetings. for Any Ballots Where Iss Acts As the
    Distribution Agent on Y-our Custodians Behalf,
    Submitting A Vote Will be Taken As Consent to
    Disclose- This Information. Where No Beneficial
    Owner Or Legal Proxy Owner Information I-s
    Available, Your Votes May be Rejected                Non-Voting                Non-Voting
    20 Mar 2014: Please Note That This is A Revision
    Due to Addition of Comment An-d Modification to the
    Text of Comment. If You Have Already Sent in Your
    Votes,-please Do Not Return This Proxy Form Unless
    You Decide to Amend Your Original-instructions.
    Thank You                                            Non-Voting                Non-Voting
Meeting Date: 09-Jun-14   Meeting Type: Annual General Meeting
1   Approve Meeting Procedures                           Management  For           Voted - For
2   Approve Annual Report                                Management  For           Voted - For
3   Approve Financial Statements                         Management  For           Voted - For
4   Approve Allocation of Income and Dividends of Rub
    1.63 Per Share                                       Management  For           Voted - For
5.1 Elect Natalia Zhuravleva As Member of Audit
    Commission                                           Management  For           Abstain
5.2 Elect Andrey Kononov As Member of Audit Commission   Management  For           Abstain
5.3 Elect Maria Kuzmina As Member of Audit Commission    Management  For           Abstain
5.4 Elect Maria Risuhina As Member of Audit Commission   Management  For           Abstain
5.5 Elect Irina Sharandina As Member of Audit Commission Management  For           Abstain
6   Approve New Edition of Charter                       Management  For           Voted - For
7   Approve New Edition of Regulations on Board of
    Directors                                            Management  For           Voted - For
8   Approve New Edition on Regulations on Remuneration
    of Directors                                         Management  For           Voted - For
9   Determine Cost of Indemnification Agreements with
    Directors                                            Management  For           Voted - For
10  Approve Related-party Transactions Re:
    Indemnification Agreements with Directors            Management  For           Voted - For


547




     GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11.1 Approve Related-party Transactions with Oao Ural
     Scientific and Research Project Institute of
     Halurgy Re: Service Agreements                      Management  For           Voted - For
11.2 Approve Related-party Transactions with Zao Vnii
     Galurgii Re: Service Agreements                     Management  For           Voted - For
11.3 Approve Related-party Transactions with Security
     Agency Sheriff- Berezniki Re: Service Agreements    Management  For           Voted - For
11.4 Approve Related-party Transactions with Oao Ural
     Scientific and Research Project Institute of
     Halurgy Re: Lease Agreements                        Management  For           Voted - For
11.5 Approve Related-party Transactions with Oao Kopeisk
     Machine-building Plant Re: Lease Agreements         Management  For           Voted - For
11.6 Approve Related-party Transactions with Ooo
     Silvinit Transport Re: Lease Agreements             Management  For           Voted - For
11.7 Approve Related-party Transactions with Security
     Agency Sheriff- Berezniki Re: Lease Agreements      Management  For           Voted - For
11.8 Approve Related-party Transactions with Oao Ural
     Scientific and Research Project Institute of
     Halurgy Re: Lease Agreements                        Management  For           Voted - For
11.9 Approve Related-party Transactions with Uralchem
     Re: Sale/purchase and Supply Contracts              Management  For           Voted - For
11.10Approve Related-party Transactions with
     Kirovo-chepetzkii Chemical Plant Re: Sale/purchase
     and Supply Contracts                                Management  For           Voted - For
11.11Approve Related-party Transactions with Oao
     Voskresenskie Mineralniye Udobrenija Re:
     Sale/purchase and Supply Contracts                  Management  For           Voted - For
11.12Approve Related-party Transactions with
     Vsmpo-avisma Corp. Re: Sale/purchase and Supply
     Contracts                                           Management  For           Voted - For
11.13Approve Related-party Transactions with Oao Kopeisk
     Machine-building Plant Re: Sale/purchase and Supply
     Contracts                                           Management  For           Voted - For
11.14Approve Related-party Transactions Re: Capital
     Contributions to Subsidiaries                       Management  For           Voted - For
     Please Note Cumulative Voting Applies to This
     Resolution Regarding The-election of Directors. Out
     of the 13 Directors Presented for Election, You-can
     Only Vote for 9 Directors. the Local Agent in the
     Market Will Apply-cumulative Voting Evenly Among
     Only Directors for Whom You Vote "for".-cumulative
     Votes Cannot be Applied Unevenly Among Directors
     Via Proxyedge.-standing Instructions Have Been
     Removed for This Meeting. Please Contact
     Your-client Service Representative with Any
     Questions.                                          Non-Voting                Non-Voting
12.1 Elect Dmitry Konyaev As Director                    Management  For           Abstain
12.2 Elect Dmitry Mazepin As Director                    Management  For           Abstain
12.3 Elect Robert John Margetts As Director              Management  For           Voted - For
12.4 Elect Dmitry Osipov As Director                     Management  For           Abstain
12.5 Elect Paul James Ostling As Director                Management  For           Voted - For
12.6 Elect Dmitry Razumov As Director                    Management  For           Abstain
12.7 Elect Valery Senko As Director                      Management  For           Abstain


548




                          GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
12.8 Elect Mikhail Sosnovsky As Director                 Management  For           Abstain
12.9 Elect Gordon Holden Sage As Director                Management  For           Voted - For
12.10Elect Dmitry Tatyanin As Director                   Management  For           Abstain
12.11Elect Sergey Chemezov As Director                   Management  For           Abstain
12.12Elect Christophe Charlier As Director               Management  For           Abstain
12.13Elect Chen Jian As Director                         Management  For           Abstain
13   Ratify Ifrs Auditor                                 Management  For           Voted - For
14   Approve Auditor for Company's Ifrs Consolidated
     Financial Statements                                Management  For           Voted - For
15   Ratify Ras Auditor                                  Management  For           Voted - For
16   Determine Cost of Liability Insurance for Directors
     and Officers                                        Management  For           Voted - For
17   Approve Related-party Transactions Re: Liability
     Insurance for Directors and Officers                Management  For           Voted - For
YARA INTERNATIONAL ASA, OSLO
CUSIP: R9900C106
Meeting Date: 05-May-14   Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
     Shares Held in an Omnibus/nominee Account Need to
     be Re-registered in The-beneficial Owners Name to
     be Allowed to Vote at Meetings. Shares Will
     Be-temporarily Transferred to A Separate Account in
     the Beneficial Owner's Name-on the Proxy Deadline
     and Transferred Back to the Omnibus/nominee Account
     The-day After the Meeting.                          Non-Voting                Non-Voting
     Blocking Should Always be Applied, Record Date Or
     Not.                                                Non-Voting                Non-Voting
1    Opening of the Agm, Approval of Meeting Notice and
     Agenda                                              Management  For           Voted - For
2    Election of Chairperson and A Person to Co-sign the
     Minutes. the Board Proposes That Ketil E. Boe,
     Partner in the Law Firm Wikborg, Rein and Co is
     Elected As Chairperson                              Management  For           Voted - For
3    Approval of the Annual Accounts and the Annual
     Report for 2013 for Yara International Asa and the
     Group, Including Distribution of Dividends. the


549




    GLOBAL X FERTILIZERS/POTASH ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Board Proposes That A Dividend of Nok 10 Per Share
    is Paid for the Financial Year 2013                  Management  For           Voted - For
4   Statement Regarding Determination of Salary and
    Other Remuneration to the Executive Management of
    the Company                                          Management  For           Voted - For
5   Report on Corporate Governance                       Management  For           Voted - For
6   Auditor's Fees for 2013                              Management  For           Voted - For
7   Remuneration to the Members of the Board, Members
    of the Compensation Committee and Members of the
    Audit Committee for the Period Until the Next
    Annual General Meeting                               Management  For           Voted - For
8   Remuneration to the Members of the Nomination
    Committee for the Period Until the Next Annual
    General Meeting                                      Management  For           Voted - For
9   Election of Members of the Board :leif Teksum,
    Hilde Merete Aasheim, Hilde Bakken ,geir Isaksen
    ,john Thuestad                                       Management  For           Voted - For
10  Election of Members of the Nomination Committee
    :tom Knoff (chair) ,thorunn Kathrine Bakke ,ann
    Kristin Brautaset ,anne Carine Tanum                 Management  For           Voted - For
11  Changes to the Articles of Association Regarding
    Retirement Age for Members of the Board of Directors Management  For           Voted - For
12  Capital Reduction by Cancellation of Own Shares and
    by Redemption of Shares Held on Behalf of the
    Norwegian State by the Ministry of Trade, Industry
    and Fisheries                                        Management  For           Voted - For
13  Power of Attorney to the Board Regarding
    Acquisition of Own Shares                            Management  For           Voted - For
    15 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Nomination
    Committee Names. If You Have Already Sent in Your
    Votes, Please D-o Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Thank-you.      Non-Voting                Non-Voting


550

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
AES GENER SA
CUSIP: P0607L111
Meeting Date: 03-Oct-13   Meeting Type: ExtraOrdinary General Meeting
1   To Increase the Capital Stock in the Amount of
    Usd450.000.000 Four Hundred and Fifty Million
    Dollars of the United States of America, Or in the
    Amount Determined by the Meeting, Through the Issue
    of Cash Shares                                      Management    For           Voted - For
2   To Fix the Price, the Form, Time, Procedures and
    Other Conditions for the Allocation of Shares
    Issued Accordingly with the Capital Increase, Or to
    Authorize the Board of Directors to Determine, Fix
    and Freely Agree, and with the Most Ample Powers,
    the Price, the Form, Time, Procedures and Other
    Conditions for the Allocation of the Aforementioned
    Shares                                              Management    For           Voted - For
3   To Recognize Any Modification to the Capital Stock
    That Might Have Been Taken Place According to
    Provisions in Article 26 of the Law of Stock
    Companies and to Deduct the Costs of Issue and
    Allocation of the Shares from the Paid in Capital   Management    For           Voted - For
4   To Modify the Corporate Purpose in Terms of
    Outlining Its Scope, and at the Same Time, to Make
    It Extensive to Other Complementary Activities Or
    Related with the Business Line of the Company       Management    For           Abstain
5   To Modify the Bylaws to Adjust Them to the
    Agreements to be Adopted in Relation Thereto in the
    Meeting                                             Management    For           Voted - For
6   Information About Operations with Related Parties
    Referred to in Title Xvi of the Law 18.046 of Stock
    Companies                                           Management    For           Voted - For
7   In General, to Adopt All the Other Agreements
    Necessary Or Convenient for the Implementation of
    the Decisions to be Resolved in the Stockholders
    Meeting                                             Management    For           Voted - For
Meeting Date: 29-Apr-14   Meeting Type: Ordinary General Meeting
1   Approval of the Financial Statements and of the
    Annual Report from the Fiscal Year That Ended on
    December 31, 2013, Including the Report from the
    Outside Auditing Firm                               Management    For           Voted - For
2   Distribution of Profit and Payment of A Definitive
    Dividend                                            Management    For           Voted - For
3   Determination of the Compensation for the Members
    of the Committee of Directors, Approval of the
    Budget of the Committee and Its Advisers for 2014
    and Information on the Expenses and the Activities
    Conducted by That Committee During 2013             Management    For           Abstain
4   Designation of an Outside Auditing Firm for the
    2014 Fiscal Year                                    Management    For           Voted - For


551

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
5   Dividend Policy                                     Management   For           Voted - For
6   Information Regarding the Related Party
    Transactions That are Referred to in Title Xvi of
    Law 18,046, the Share Corporations Law              Management   For           Voted - For
7   Other Matters of Corporate Interest That are
    Appropriate for the Annual General Meeting of
    Shareholders                                        Management   For           Voted - Against
8   In General, to Pass All the Other Resolutions That
    May be Necessary Or Convenient to Carry Out the
    Decisions That the General Meeting of Shareholders
    Resolves On                                         Management   For           Voted - For
AGUAS ANDINAS SA, SANTIAGO
CUSIP: P4171M125
Meeting Date: 29-Aug-13  Meeting Type: ExtraOrdinary General Meeting
1   To Deal with and Vote Regarding A Proposal for the
    Amendment of the Corporate Bylaws for the Purpose
    of A. Including the Most Recent Changes Made to Law
    Number 18,046, to the New Share Corporations
    Regulations, to Law Number 18,045, the Securities
    Market Law, by Law Number 19,888 and Others That
    May be Applicable, B. Increasing the Term in Office
    of the Board of Directors of the Company from 2 to
    3 Years, C. Removing the Transitory Provisions That
    Have Lost Their Effectiveness from the Corporate
    Bylaws, and D. Approving A New, Restated, Text of
    the Corporate Bylaws That Includes the Prior
    Amendments                                          Management   For           Voted - Against
2   Renewing the Board of Directors of the Company      Management   For           Abstain
Meeting Date: 29-Apr-14  Meeting Type: Ordinary General Meeting
1   Examination of the Report from the Outside
    Auditors, to Vote Regarding the Annual Report,
    Balance Sheet and Financial Statements for the
    Fiscal Year That Ran from January 1 to December 31,
    2013                                                Management   For           Voted - For
2   To Vote Regarding the Distribution of Profit and
    Payment of Dividends from the 2013 Fiscal Year      Management   For           Abstain
3   Presentation Regarding the Dividend Policy of the
    Company                                             Management   For           Voted - For
4   To Report Regarding the Related Party Transactions
    Under Title Xvi of Law 18,046                       Management   For           Voted - For
5   To Designate the Independent Outside Auditors for
    the 2014 Fiscal Year                                Management   For           Voted - For
6   To Designate Risk Rating Agencies for the 2014
    Fiscal Year                                         Management   For           Voted - For
7   To Establish the Compensation of the Members of the
    Board of Directors for the 2014 Fiscal Year         Management   For           Abstain
8   Account of the Expenses of the Board of Directors
    During 2013                                         Management   For           Voted - For


552




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   To Establish the Compensation and Budget of the
    Committee of Directors for the 2014 Fiscal Year      Management  For           Abstain
10  Accounting of the Activities and Expenses of the
    Committee of Directors During 2013                   Management  For           Voted - For
11  To Determine the Periodical in Which the
    Shareholder General Meeting Call Notices, Notices
    of the Payment of Dividends and Other Matters of
    Interest to the Shareholders Will be Published       Management  For           Abstain
12  Other Matters of Corporate Interest That are Within
    the Authority of the General Meeting                 Management  For           Voted - Against
ALMACENES EXITO SA, COLOMBIA
CUSIP: P3782F107
Meeting Date: 20-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Election of the Committee to Count the Votes and to
    Review, Approve and Sign the General Meeting Minutes Management  For           Voted - For
4   Reading of the Management Report from the Board of
    Directors and from the President                     Management  For           Voted - For
5   Presentation of the Individual and Consolidated
    General Purpose Financial Statements, Their
    Attachments, and Other Documents That are Legally
    Required, with A Cutoff Date of December 31, 2013    Management  For           Voted - For
6   Reading of the Reports from the Auditor              Management  For           Voted - For
7   Approval of the Management Report, of the Financial
    Statements with A Cutoff Date of December 31, 2013,
    Together with Their Attachments and Other Legally
    Required Documents                                   Management  For           Abstain
8   Establishment of the Allocation for the Board of
    Directors                                            Management  For           Abstain
9   Election of the Members of the Board of Directors
    for the Period from 2014 Through 2016                Management  For           Abstain
10  Election of the Auditor for the Period from 2014
    Through 2016                                         Management  For           Voted - For
11  Proposals from the Management Plan for the
    Distribution of Profit. Donations. Bylaws
    Amendments. Rules for the Functioning of the
    General Meeting of Shareholders                      Management  For           Voted - For
12  Proposals from the Shareholders                      Management  For           Voted - Against
BANCO DE CHILE
CUSIP: 059520106 TICKER: BCH
Meeting Date: 27-Mar-14 Meeting Type: Annual
1.  Approval of Annual Report, Balance Sheet, Financial
    Statement and Report of External Auditors of Banco
    De Chile, for the Year 2013.                         Management  For           Voted - For


553




                         GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
2.  The Distribution of the Distributable Net Income
    for the Year Ended December 31, 2013 and Approval
    of the Dividend Number 202 of Ch$ 3.48356970828 Per
    Every "banco De Chile" Shares Corresponding to 70%
    of Such Distributable Net Income.                   Management   For           Voted - For
3.  Appointment of the Board of Director's.             Management   For           Abstain
4.  Directors' Remuneration.                            Management   For           Abstain
5.  Directors and Audit Committee's Remuneration and
    Approval of Its Budget.                             Management   For           Abstain
6.  Nomination of External Auditors.                    Management   For           Voted - For
E1. Likewise, the Board of Directors Agreed to Summon A
    Extraordinary Shareholders Meeting to be Held on
    the Same Date and Place Than the Ordinary
    Shareholders Meeting and Immediately After Such
    Ordinary Shareholder Meeting, All As More Fully
    Described in the Proxy Statement.                   Management   For           Voted - Against
BANCO DE CREDITO E INVERSIONES SA CREDITO
CUSIP: P32133111
Meeting Date: 26-Sep-13  Meeting Type: ExtraOrdinary General Meeting
A   To Increase the Share Capital in an Amount
    Equivalent in Clp at the Usd Exchange Rate for the
    Day Prior to the General Meeting, to Usd 400
    Million, Through the Issuance of Paid, Nominative
    Shares, of A Single Series and with No Par Value,
    at the Price and Under the Other Conditions That
    the General Meeting Determines                      Management   For           Voted - For
B   To Reserve 10 Percent of the Mentioned Capital
    Increase, to be Allocated to Compensation Plans for
    the Workers, in Accordance with the Legal Rules in
    Effect for This Type of Procedure                   Management   For           Voted - For
C   To Delegate to the Board of Directors of the Bank
    the Authority Necessary to Request the Listing of
    the Shares Representative of the Capital Increase
    in the Securities Registry of the Superintendency
    of Banks and Financial Institutions, to Establish
    the Placement Price of the Paid Shares, to Proceed
    with Their Placement and to Pass the Other
    Resolutions That are Necessary to Implement the
    Previous Resolutions                                Management   For           Voted - For
D   To Amend the Corporate Bylaws for the Purpose of
    Adapting Them to the Resolutions That are Passed in
    Regard to the Item Above                            Management   For           Voted - For
E   To Pass the Other Resolutions That May be Necessary
    to Formalize the Bylaws Resolutions Described Above
    and to Make Them Effective                          Management   For           Voted - For
Meeting Date: 25-Mar-14  Meeting Type: ExtraOrdinary General Meeting
A   To Increase the Capital of the Bank in the
    Following Manner I. by Capitalizing the Amount of


554




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Clp 45,044,169,856, Through the Issuance of Bonus
    Shares, II. by Capitalizing the Existing Reserve
    Funds in Up to the Amount That is Determined,
    Without the Issuance of Bonus Shares                Management  For           Voted - For
B   The Amendment of the Corporate Bylaws of the Bank
    for the Purpose of Adapting Them to the Resolutions
    That are Passed at the General Meeting              Management  For           Voted - For
C   The Passage of All the Other Resolutions That May
    be Necessary to Formalize the Proposed Bylaws
    Amendments and Make Them Effective                  Management  For           Voted - For
D   To Extend A Single Time and for A Period of 180
    Days from the Date That the Extraordinary General
    Meeting That is Called Here is Held, the Delegation
    That the Extraordinary General Meeting of
    Shareholders That Was Held on September 26, 2013,
    Made to the Board of Directors in Relation to the
    Placement of the Paid Shares That Will be Issued on
    the Occasion of the Capital Increase Approved at
    That Earlier Extraordinary General Meeting          Management  For           Voted - For
E   To Change the Deadline Resolved on at the Earlier
    Extraordinary General Meeting for Subscribing for
    the Shares That are Allocated to Compensation Plans
    for Employees of the Bank and Its Affiliates        Management  For           Voted - For
Meeting Date: 25-Mar-14 Meeting Type: Ordinary General Meeting
1   To Submit the Annual Report, Balance Sheet,
    Financial Statements, Their Notes and the Report of
    External Auditors for the Period January 1st
    Through December 31st, 2013                         Management  For           Voted - For
2   To Determine the Allocation of A Dividend of Clp
    1.260 Per Share, Chargeable to the Net Profit of
    the Period 2013, and to Approve the Application of
    the Remaining Balance of Profits                    Management  For           Voted - For
3   To Determine the Remuneration of Directors As from
    April 2014                                          Management  For           Voted - Against
4   To Determine the Remuneration of the Committee of
    Directors Members and the Expense Budget for
    Operation of the Committee of Directors and Their
    Advisors                                            Management  For           Voted - For
5   Appointment of External Auditors and Private Rating
    Agencies                                            Management  For           Voted - For
6   To Let Know the Matters Reviewed by the Committee
    of Directors and the Agreements Adopted by the
    Board of Directors to Approve Operations with
    Related Parties Referred to in Articles 146 and
    Following Ones of the Law of Stock Companies        Management  For           Voted - For
7   Information from the Committee of Directors
    Regarding Its Activities During 2013, Its Annual
    Management and Expenses Incurred During the Period,
    Including Those of Its Advisors, and the Proposals
    of the Committee of Directors Which Were Not
    Received by the Board of Directors                  Management  For           Voted - For
8   Appointment of the Newspaper for Legal Publications Management  For           Voted - For


555




                         GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   To Discuss All Other Matters Inherent to A Regular
    Stockholders Meeting                                 Management  For           Voted - Against
BANCO SANTANDER CHILE
CUSIP: 05965X109 TICKER: BSAC
Meeting Date: 05-Dec-13  Meeting Type: Special
1.  Vote on the Offer Made by Banco Santander, S.a. to
    Banco Santander - Chile for the Purchase of the
    Shares Issued by Its Subsidiary Called Santander
    Asset Management S.a., Administradora General De
    Fondos and the Signing of A New Funds Distribution
    Agreement Between Banco Santander Chile and the
    (due to Space Limits, See Proxy Statement for
    Full Proposal)                                       Management  For           Voted - For
2.  To Account for the Operations Referred to in Title
    Xvi of Law 18,046 (operations with Related Parties)
    Performed During 2013. for A Summary of These
    Operations Please See Note 33 of our September 2013
    Unaudited Financial Statements in the Following
    Link: (due to Space Limits, See Proxy Statement
    for Full Proposal)                                   Management  For           Abstain
3.  Adopt the Other Agreements and Powers of Attorney
    As May be Necessary to Enforce and Carry Out the
    Resolutions to be Adopted at This Meeting            Management  For           Voted - For
Meeting Date: 22-Apr-14  Meeting Type: Annual
1.  Approval of the Annual Report, Balance Sheet and
    Consolidated Financial Statements of the Bank and
    Its Subsidiaries, the Independent Report of the
    External Auditors, and the Notes Corresponding to
    the Financial Year Ending December 31st of 2013.     Management  For           Voted - For
2.  Approve the Payment of A Dividend of Ch$ 1.40706372
    Per Share Or 60% of 2013 Net Income Attributable to
    Shareholders As A Dividend, Which Will be Paid in
    Chile Beginning on April 23, 2014. the Remaining
    40% of 2013 Net Income Attributable to Shareholders
    Will be Set Retained As Reserves.                    Management  For           Voted - For
3.  Approval of External Auditors. the Bank Has
    Received Proposals from KPMG and Deloitte Auditores
    Y Consultores Limitada and the Bank Recommends
    Going Forward with Deloitte Auditores Y Consultores
    Limitada. Therefore, A Vote for This Resolution
    Will be A Vote for Deloitte Auditores Y Consultores
    Limitada.                                            Management  For           Voted - For
4.  Approval of Local Rating Agencies. the Bank
    Received Proposals from Feller Rate, Fitch Rating
    Chile and Icr and the Bank Recommends Going Forward
    with Feller and Fitch. Therefore, A Vote for This
    Resolution Will be A Vote for Feller and Fitch.      Management  For           Voted - For
5A. Re-election of Director: Mauricio Larrain            Management  For           Voted - For
5B. Re-election of Director: Carlos Olivos (independent) Management  For           Voted - For


556




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5C. Re-election of Director: Oscar Von Chrismar          Management  For           Voted - For
5D. Re-election of Director: Vittorio Corbo              Management  For           Voted - For
5E. Re-election of Director: Victor Arbulu               Management  For           Voted - For
5F. Re-election of Director: Marco Colodro (independent) Management  For           Voted - For
5G. Re-election of Director: Roberto Mendez              Management  For           Voted - For
5H. Re-election of Director: Lucia Santa Cruz            Management  For           Voted - For
5I. Re-election of Director: Lisandro Serrano
    (independent)                                        Management  For           Voted - For
5J. Re-election of Director: Roberto Zahler              Management  For           Voted - For
5K. Re-election of Director: Juan Pedro Santa Maria      Management  For           Voted - For
5L. Election of Director: Alfredo Ergas (independent)    Management  For           Voted - For
6.1 Election of Alternate Director: Raimundo Monge       Management  For           Voted - For
7.  Approve the Board of Directors' 2014 Remuneration.
    the Proposal Has No Material Or Significant Change
    to the Amount Approved in 2013.                      Management  For           Abstain
8.  Approval of the Audit Committee's 2014 Budget and
    Remuneration for Its Members. the Proposal is to
    Maintain the Remuneration Scheme Approved in the
    Annual Shareholder Meeting of 2013.                  Management  For           Voted - For
CAP SA
CUSIP: P25625107
Meeting Date: 15-Apr-14 Meeting Type: Ordinary General Meeting
1   To Vote Regarding the Annual Report and the
    Financial Statements from the 2013 Fiscal Year, to
    Take Cognizance of the Status of the Company and
    the Reports from the Outside Auditors                Management  For           Voted - For
2   Dividend Policy and Distribution                     Management  For           Voted - For
3   Designation of Outside Auditors                      Management  For           Voted - For
4   Election of the Board of Directors                   Management  For           Abstain
5   Compensation for the Members of the Board of
    Directors                                            Management  For           Voted - Against
6   Annual Management Report from the Committee of
    Directors, Compensation of Its Members and Expense
    Budget for the Functioning of That Committee         Management  For           Voted - For
7   Appointment of Risk Rating Agencies                  Management  For           Voted - For
8   Other Matters of Corporate Interest That are Within
    the Authority of the General Meeting                 Management  For           Voted - Against
CEMENTOS ARGOS SA, BOGOTA
CUSIP: P2216Y112
Meeting Date: 21-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of A Committee to Count the Votes and
    to Approve and Sign the General Meeting Minutes      Management  For           Voted - For


557

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                 PROPOSED BY    MGT. POSITION REGISTRANT VOTED
4   Report from the Board of Directors and the President Management     For           Voted - For
5   Presentation of the Financial Statements to
    December 31, 2013                                    Management     For           Voted - For
6   Report from the Auditor                              Management     For           Voted - For
7   Approval of the Report from the Board of Directors
    and the President and of the Financial Statements
    to December 31, 2013                                 Management     For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit                               Management     For           Voted - For
9   Report on the Plan for the Implementation of the
    International Financial Reporting Standards, in
    Compliance with Decree 2,784 of December 28, 2012    Management     For           Voted - For
10  Presentation and Approval of Amendments to Articles
    45, 47 and 56 of the Bylaws                          Management     For           Voted - For
11  Election of the Board of Directors and Allocation
    of Compensation                                      Management     For           Abstain
12  Election of an Auditor and Allocation of
    Compensation                                         Management     For           Voted - For
13  Approval of Funds for Social Benefits                Management     For           Abstain
14  Proposals Presented by the Shareholders              Management     For           Voted - Against
CENCOSUD SA
CUSIP: P2205J100
Meeting Date: 25-Apr-14     Meeting Type: ExtraOrdinary General Meeting
1   The Determination of the Placement Price of the
    Shares Reserved for Executive Compensation Plans in
    the Share Capital Increase That Was Resolved on at
    the 20th Extraordinary General Meeting of
    Shareholders, Which Was Held on April 29, 2011, Or
    Failing This, to Delegate This Authority to the
    Board of Directors                                   Management     For           Voted - For
2   The Other Resolutions That May be Necessary to
    Bring About That Which is Definitively Resolved on
    by the General Meeting                               Management     Against       Voted - For
Meeting Date: 25-Apr-14     Meeting Type: Ordinary General Meeting
1   Examination of the Status of the Company and the
    Approval of the Annual Report, Balance Sheet and
    Financial Statements from the Fiscal Year That
    Ended on December 31, 2013, and of the Reports from
    the Outside Auditing Firm for the Same Fiscal Year   Management     For           Voted - For
2   Distribution of Profit from the 2013 Fiscal Year
    and Payment of Dividends, with the Board of
    Directors Proposing the Payment of the Amount of
    Clp 20.59906 Per Share and That This Payment be
    Made Beginning on May 14, 2014                       Management     For           Voted - For
3   Presentation of the Dividend Policy                  Management     For           Voted - For
4   Establishment of the Compensation of the Members of
    the Board of Directors for 2014                      Management     For           Voted - For


558




                            GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    Establishment of the Compensation of the Members of
     the Committee of Directors and the Expense Budget
     for Its Operation and That for Its Advisers for 2014 Management  For           Voted - For
6    Information Regarding the Expenses of the Board of
     Directors and of the Committee of Directors During
     the 2013 Fiscal Year                                 Management  For           Voted - For
7    Designation of an Outside Auditing Firm for 2014     Management  For           Voted - For
8    Designation of Risk Rating Agencies for 2014         Management  For           Voted - For
9    To Present the Matters Examined by the Committee of
     Directors and the Resolutions Passed by the Board
     of Directors to Approve the Related Party
     Transactions That are Referred to in Article 146,
     Et Seq., of the Share Corporations Law, Mentioning
     the Members of the Board of Directors Who Approved
     Them                                                 Management  For           Voted - For
10   Information Regarding the Activities Conducted and
     Annual Management of the Committee of Directors for
     2013 and of the Proposals from the Committee of
     Directors That Were Not Approved by the Board of
     Directors                                            Management  For           Voted - For
11   Designation of the Periodical in Which the Legal
     Notices Will be Published                            Management  For           Voted - For
12   In General, to Deal with Other Matters of Corporate
     Interest That are Appropriate for an Annual General
     Meeting of Shareholders in Accordance with the Law   Management  For           Voted - Against
     16 Apr 2014: Please Note That This is A Revision
     Due to Receipt of Actual Reco-rd Date. If You Have
     Already Sent in Your Votes, Please Do Not Vote
     Again Unle-ss You Decide to Amend Your Original
     Instructions. Thank You.                             Non-Voting                Non-Voting
COLBUN SA
CUSIP: P2867K130
Meeting Date: 23-Apr-14     Meeting Type: Ordinary General Meeting
I    Examination of the Status of the Company and Report
     from the Outside Auditors and from the Accounts
     Inspectors                                           Management  For           Voted - For
II   Approval of the Annual Report and Financial
     Statements to December 31, 2013                      Management  For           Voted - For
III  Distribution of Profit and Payment of Dividends      Management  For           Voted - For
IV   Approval of the Investment and Financing Policy of
     the Company                                          Management  For           Abstain
V    Policies and Procedures Regarding Profit and
     Dividends                                            Management  For           Abstain
VI   Designation of Outside Auditors for the 2014 Fiscal
     Year                                                 Management  For           Voted - For
VII  Designation of Accounts Inspectors and Their
     Compensation                                         Management  For           Voted - For
VIII Establishment of the Compensation of the Members of
     the Board of Directors                               Management  For           Abstain


559




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
IX  Report on the Activities of the Committee of
    Directors                                           Management  For           Voted - For
X   Establishment of the Compensation of the Committee
    of Directors and Determination of Its Budget        Management  For           Abstain
XI  Information Regarding Resolutions of the Board of
    Directors That are Related to Acts and Contracts
    That are Governed by Title Xvi of Law Number 18,046 Management  For           Voted - For
XII Other Matters of Corporate Interest That are Within
    the Authority of the General Meeting                Management  For           Voted - Against
    04 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 16 Apr 2014 to 15
    Apr 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
COMPANIA CERVECERIAS UNIDAS
CUSIP: 204429104 TICKER: CCU
Meeting Date: 09-Apr-14 Meeting Type: Annual
2   Approval of the Annual Report, Financial Statements
    and External Auditors' Report Corresponding to the
    Fiscal Year Ended on December 31, 2013.             Management  For           Voted - For
3   Distribution of the Profits Accrued During Fiscal
    Year 2013 and Dividend Payment.                     Management  For           Voted - For
5   Determination of the Board of Directors Member's
    Remuneration for the Fiscal Year 2014.              Management  For           Abstain
6   Determination of the Committee of Directors Budget
    and Remuneration for Its Members for the Fiscal
    Year 2014.                                          Management  For           Abstain
7   Determination of the Audit Committee Budget and
    Remuneration for Its Members for the Fiscal Year
    2014.                                               Management  For           Abstain
8   External Auditors Appointment for the 2014 Fiscal
    Year.                                               Management  For           Voted - For
COMPANIA DE MINAS BUENAVENTURA S.A.
CUSIP: 204448104 TICKER: BVN
Meeting Date: 27-Mar-14 Meeting Type: Annual
1.  To Approve the Annual Report As of December, 31,
    2013. A Preliminary Spanish Version of the Annual
    Report Will be Available in the Company's Web Site
    Http://www.buenaventura.com/ir/.                    Management  For           Voted - For
2.  To Approve the Financial Statements As of December,
    31, 2013, Which Were Publicly Reported and are in
    our Web Site Http://www.buenaventura.com/ir/.       Management  For           Voted - For
3.  To Appoint Ernst and Young (medina, Zaldivar,
    Paredes Y Asociados) As External Auditors for
    Fiscal Year 2014.                                   Management  For           Voted - For


560




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Ratification of the Dividend Policy Amendment,
    Which Has Been Approved by the Board of Directors.   Management  For           Voted - For
5.  To Approve the Payment of A Cash Dividend of 1.1
    Cents (us$) Per Share Or Ads According to the
    Company's Dividend Policy.                           Management  For           Voted - For
6.  Election of the Members of the Board for the Period
    2014-2016: Mr. Roque Benavides, Mr Carlos-del-
    Solar, Mr. Igor Gonzales, Mr. Jose Miguel Morales,
    Mr. Felipe Ortiz-de- Zevallos, Mr. Timothy Snider,
    Mr. German Suarez                                    Management  For           Voted - For
CORPBANCA S.A.
CUSIP: 21987A209 TICKER: BCA
Meeting Date: 13-Mar-14 Meeting Type: Annual
1.  Approve the Annual Report, Balance Sheet, Financial
    Statements, and the External Auditors' Report for
    the Year Ended December 31, 2013                     Management  For           Voted - For
2.  Appoint the External Auditors for 2014               Management  For           Voted - For
3.  Establish and Approve Compensation for the Members
    of the Board of Directors                            Management  For           Abstain
4.  Approve to Distribute 57% of Net Income for 2013 of
    Ch$88,403,277,229, Which Will be Distributed As A
    Dividend of Ch$0.2597360038 Per Share to All Shares
    Issued by the Bank.                                  Management  For           Voted - For
5.  Establish the Dividend Policy Proposed by the Board
    of Directors, Which Agreed to Propose to Distribute
    No Less Than 50% of Profit for the Respective Year   Management  For           Voted - For
6.  Set Compensation and the Budget for the Directors'
    Committee and Report on the Activities of That
    Committee and the Audit Committee                    Management  For           Abstain
7.  Designate the Newspaper for Legal Publications       Management  For           Voted - For
CORPORACION FINANCIERA COLOMBIANA SA
CUSIP: P3138W200
Meeting Date: 03-Sep-13 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of the Committee to Approve the Minutes
    of the General Meeting                               Management  For           Voted - For
4   Reports from the Board of Directors and from the
    President of the Corporation for the Period Running
    from January Through June 2013                       Management  For           Abstain
5   Presentation of the Individual and Consolidated
    Financial Statements with A Cutoff Date of June 2013 Management  For           Abstain
6   Reports from the Auditor Regarding the Financial
    Statements                                           Management  For           Abstain
7   Approval of the Reports from the Management and of
    the Financial Statements                             Management  For           Abstain


561




                          GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Plan for the Distribution of Profit                  Management  For           Voted - For
9   Report from the Board of Directors Regarding the
    Functioning of the Internal Control System and
    Regarding the Work Carried Out by the Audit
    Committee                                            Management  For           Abstain
10  Amendment of Article 66 of the Corporate Bylaws      Management  For           Abstain
11  Report from the Financial Consumer Representative
    Regarding the Natural Persons Who Will Perform the
    Duties of Full and Alternate Financial Consumer
    Representative                                       Management  For           Abstain
12  Determination of Donations for 2013                  Management  For           Abstain
13  Proposals and Various                                Management  For           Voted - Against
Meeting Date: 04-Mar-14   Meeting Type: Ordinary General Meeting
1   Quorum Verification                                  Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of Committee for Minutes of the
    Meetings Approval                                    Management  For           Voted - For
4   Reports of the Board and President of Corporation
    for the Exercise Corresponding to July-december 2013 Management  For           Voted - For
5   Presentation of Individual and Consolidated
    Financial Statements with the Court December 31,
    2013                                                 Management  For           Voted - For
6   Reports of the Statutory Auditor on the Financial
    Statements                                           Management  For           Voted - For
7   Approval of the Administration Reports and
    Financial Statements                                 Management  For           Abstain
8   Profit Distribution Project Option 1- Cash Dividend
    of Cop 300 Per Share on 195,318,576 Ordinary Shares
    and 12,815,766 Preference Shares Subscribed and
    Paid by December 31, 2013. Such Dividend Will be
    Paid in Six Installments Within the First Five Days
    of Each Month from April 2014. Option 2- Stock
    Dividend Amounting to Cop 187,560,262,293 at the
    Rate of Cop 901.15 Per Share on 195,318,576
    Ordinary Shares and Cop 901.15 Per Share on
    12,815,766 Subscribed and Paid in December 2013
    Preferred Shares. These Dividends Will be Paid in
    Shares at the Rate of 1 Share for Every 42.771403
    Common Shares and 1 Share with Preferred Dividend
    and No Voting Rights for Every 42.771403
    Preferential, Subscribed and Paid by December 31,
    2013 Actions. Payment of Shares Will be Made on the
    Day of April 25, 2014 to the Person Entitled
    Thereto at Contd                                     Management  For           Voted - For
    Contd the Time of Making the Payment Required Under
    Current Regulations                                  Non-Voting                Non-Voting
9   Amendment to Article 6 of the Bylaws - Increase in
    Authorized Capital                                   Management  For           Voted - For
10  Report of the Board on the Operation of the
    Internal Control System and the Work Done by the
    Audit Committee                                      Management  For           Abstain
11  Election of the Board and Assignment Fees            Management  For           Abstain


562




                             GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  Election of Auditor and Set Fees for Management and
    Resources                                           Management  For           Voted - For
13  Propositions and Several                            Management  For           Voted - Against
    21 Feb 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. If-you Have Already Voted
    on This Meeting There is No Need to Re- Vote Again
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
CORPORACION FINANCIERA COLOMBIANA SA
CUSIP: P3138W283
Meeting Date: 04-Mar-14      Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management  For           Voted - For
2   Reading and Approval of the Order of the Day        Management  For           Voted - For
3   Appointment of the Commission for the Approval of
    the Minutes of the General Meeting                  Management  For           Voted - For
4   Reports of the Board of Directors and of the
    President of the Corporation for the Fiscal Period
    of July to December 2013                            Management  For           Voted - For
5   Presentation of the Individual and Consolidated
    Financial Statements That Run to December 31, 2013  Management  For           Voted - For
6   Reports of the Statutory Auditor on the Financial
    Statements                                          Management  For           Voted - For
7   Approval of the Reports of the Management and of
    the Financial Statements                            Management  For           Abstain
8   Project for the Allocation of Profits               Management  For           Voted - For
9   To Amend Article 6 of the Company Bylaws, Increase
    in Authorized Share Capital                         Management  For           Voted - For
10  Report of the Board of Directors Concerning the
    Functioning of the Internal Control System and on
    the Working of the Audit Committee                  Management  For           Abstain
11  Election of the Board of Directors and Setting of
    Remuneration                                        Management  For           Abstain
12  Election of the Statutory Auditor and Setting of
    the Remuneration and Resources for His Term in
    Office                                              Management  For           Voted - For
13  Proposals and Any Other Business                    Management  For           Voted - Against
CREDICORP LTD
CUSIP: G2519Y108
Meeting Date: 31-Mar-14      Meeting Type: Annual General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 07 Apr 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting


563




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Important Market Processing Requirement: A
    Permanent Poa Or Meeting Specific-signed Power of
    Attorney (poa) is Required in Order to Lodge and
    Execute Your-voting Instructions in This Market.
    Absence of A Poa, May Cause Your- Instructions to
    be Rejected. the Meeting Specific Poa Must be
    Completed And-the Original Must be Submitted, 5
    Days Prior to Cutoff Date, at 12:00 E.s.t.-to Attn:
    Stephanie Porcari /amelia Meneses, Canaval Y
    Moreyra 480, Piso 4,-san Isidro, L-27, Lima - Peru.
    This Document Can be Retrieved from The-hyperlink.
    If You Have Any Questions, Please Contact Your
    Client Service-representative                       Non-Voting                Non-Voting
    Please Note That Important Additional Meeting
    Information is Available By-clicking on the
    Material Url Link:-
    Https://materials.proxyvote.com/approved/99999
    Z/19840101/nps_113480.pdf                           Non-Voting                Non-Voting
1   Presentation by the President of the Annual Repo of
    the Company Regarding the Fiscal Year That Ended on
    December 31, 2013                                   Management  For           Voted - For
2   Consideration and Approval of the Consolidated
    Financial Statements of the Company and Its
    Subsidiaries to December 31, 2013, Including the
    Report and Opinion of the Independent Auditors of
    the Company                                         Management  For           Voted - For
3   Election of the Members of the Board of Directors
    and Determination of Their Compensation             Management  For           Voted - For
4   Designation of Outside Auditors for the 2014 Fiscal
    Year and Determination of Their Compensation        Management  For           Voted - For
CREDICORP LTD.
CUSIP: G2519Y108 TICKER: BAP
Meeting Date: 31-Mar-14 Meeting Type: Annual
1.  To Consider and Approve the Audited Consolidated
    Financial Statements of Credicorp and Its
    Subsidiaries for the Financial Year Ended December
    31, 2013 Including the Report Thereon of
    Credicorp's Independent External Auditors.          Management  For           Voted - For
2.1 Election of Director: Dionisio Romero Paoletti      Management  For           Voted - For
2.2 Election of Director: Raimundo Morales Dasso        Management  For           Voted - For
2.3 Election of Director: Fernando Fort Marie           Management  For           Voted - For
2.4 Election of Director: Reynaldo A. Llosa Barber      Management  For           Voted - For
2.5 Election of Director: Juan Carlos Verme Giannoni    Management  For           Voted - For
2.6 Election of Director: Luis Enrique Yarur Rey        Management  For           Voted - For
2.7 Election of Director: Benedicto Ciguenas Guevara    Management  For           Voted - For
2.8 Election of Director: Martin Perez Monteverde       Management  For           Voted - For
3.  Approval of Remuneration of Directors. (see
    Appendix 2)                                         Management  For           Voted - For
4.  To Appoint Independent External Auditors of
    Credicorp to Perform Such Services for the


564




                           GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Financial Year 2014 and to Define the Fees for Such
    Audit Services. (see Appendix 3)                    Management  For           Voted - For
E CL SA
CUSIP: P36020108
Meeting Date: 29-Apr-14    Meeting Type: Ordinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    294069 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Approval of Financial Statements and Annual Report
    of the Period Ended December 31, 2013, and Review
    of the Report of the External Audit Company         Management  For           Voted - For
2   Appropriation of P and L Statements of the Period
    Ended December 31, 2013, and Allocation of
    Definitive Dividends                                Management  For           Voted - For
3   Election of the Board of Directors                  Management  For           Abstain
4   Determination of the Remuneration of Directors      Management  For           Abstain
5   Determination of the Remuneration of the Committee
    of Directors and Its Budget                         Management  For           Abstain
6   Appointment of the External Audit Company for the
    Period 2014                                         Management  For           Voted - For
7   Appointment of Rating Agencies for the Period 2014  Management  For           Voted - For
8   Approval of the Policy of Dividends of the Company  Management  For           Voted - For
9   Information on the Activities Performed by the
    Committee of Directors and Expenses Incurred        Management  For           Voted - For
10  Information About Operations with Related Parties
    Referred to in Article 147 of the Law 18.046        Management  For           Voted - For
11  Other Matters of Corporate Interest and of the
    Competence of the Regular Stockholders Meeting      Management  For           Voted - Against
ECOPETROL S A
CUSIP: 279158109 TICKER: EC
Meeting Date: 23-Jan-14    Meeting Type: Special
4   Approval of the Agenda                              Management  For           Voted - For
5   Appointment of the President for the Meeting        Management  For           Voted - For
6   Appointment of the Commission in Charge of
    Scrutinizing Elections and Polling                  Management  For           Voted - For
7   Appointment of the Commission in Charge of
    Reviewing and Approving the Minutes of the Meeting  Management  For           Voted - For
8   Election of the Board of Directors                  Management  For           Voted - For
Meeting Date: 26-Mar-14    Meeting Type: Annual
4   Approval of the Agenda                              Management  For           Voted - For
5   Appointment of the Meeting's President              Management  For           Voted - For


565




                           GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Appointment of the Commission in Charge of
    Scrutinizing Elections and Polling                   Management  For           Voted - For
7   Appointment of the Commission in Charge of
    Reviewing and Approving the Minutes of the Meeting   Management  For           Voted - For
13  Approval of Reports Presented by the Management,
    and the External Auditor and Approval of Financial
    Statements                                           Management  For           Abstain
14  Approval of Proposal for Dividend Distribution       Management  For           Voted - For
15  Election of the External Auditor and Assignment of
    Remuneration                                         Management  For           Voted - For
16  Election of the Board of Directors                   Management  For           Voted - For
EMBOTELLADORA ANDINA S.A.
CUSIP: 29081P303 TICKER: AKOB
Meeting Date: 21-Apr-14    Meeting Type: Annual
1.  The Annual Report and Consolidated Statement of
    Financial Position for the Year 2013; As Well As
    the Report of Independent Auditors with Respect to
    the Statement of Financial Position.                 Management  For           Voted - For
2.  Earnings Distribution and Dividend Payments.         Management  For           Voted - For
3.  Present Company Dividend Distribution Policy and
    Inform About the Distribution and Payment
    Procedures Utilized.                                 Management  For           Abstain
4.  Determine the Compensation for Directors, Members
    of the Director's Committee and Members of the
    Audit Committee Established Pursuant to the
    Sarbanes-oxley Act.                                  Management  For           Abstain
5.  Appoint of the Company's Independent Auditors for
    the Year 2014.                                       Management  For           Voted - For
6.  Appoint the Company's Rating Agencies for the Year
    2014.                                                Management  For           Voted - For
7.  Report on Board Agreements in Accordance with
    Articles 146 and Forward of the Chilean Law No
    18.046, Regarding Operations That Took Place After
    the Last General Shareholders' Meeting.              Management  For           Voted - For
8.  Determine the Newspaper Where Shareholders Notices
    Should be Published.                                 Management  For           Voted - For
9.  In General, to Resolve Every Other Matter Under Its
    Competency and Any Other Matter of Company Interest. Management  For           Voted - Against
EMPRESA DE ENERGIA DE BOGOTA SA ESP, BOGOTA
CUSIP: P37100107
Meeting Date: 27-Mar-14    Meeting Type: Ordinary General Meeting
1   National Anthem of the Republic of Colombia          Management  For           Voted - For
2   Anthem of Bogota, D.c.                               Management  For           Voted - For
3   Report on the Registration and Validation of Those
    in Attendance. Verification of the Quorum            Management  For           Voted - For


566




                          GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Appointment of the Committee to Draft and Approve
    the Minutes of the General Meeting                 Management  For           Voted - For
5   Appointment of the Chairperson of the General
    Meeting                                            Management  For           Voted - For
6   A Few Words from the Chairperson of the General
    Meeting                                            Management  For           Voted - For
7   Report on the Good Governance Code                 Management  For           Voted - For
8   Consideration of the Annual Report, Special
    Business Group Report, Eeb and Consolidated
    Financial Statements, Report on Financial Status
    and the Opinion of the Auditor for the Period That
    Ran from January 1 to December 31, 2013            Management  For           Abstain
9   Consideration of the Plan for the Distribution of
    Profit and Payment of Dividends                    Management  For           Voted - For
10  Consideration of the Financing Strategy for Eebis
    Guatemala                                          Management  For           Abstain
11  Designation of the Eeb Auditor                     Management  For           Voted - For
12  Election of the Members of the Board of Directors
    of Empresa De Energia De Bogota S.a. Esp           Management  For           Abstain
13  Proposals and Various                              Management  For           Voted - Against
EMPRESA NACIONAL DE ELECTRICIDAD S.A.
CUSIP: 29244T101 TICKER: EOC
Meeting Date: 22-Apr-14   Meeting Type: Annual
1.  Approval of the Annual Report, Financial
    Statements, Report of the External Auditors, and
    Inspectors of Accounts for the Year Ended December
    31, 2013.                                          Management  For           Voted - For
2.  Profit Distribution for the Period and Dividends
    Payment.                                           Management  For           Voted - For
3.  Compensation for the Board of Directors.           Management  For           Abstain
4.  Compensation for the Directors' Committee and
    Approval of Their 2014 Budget.                     Management  For           Abstain
6.  Appointment of an External Auditing Firm for the
    Period 2014, Governed by Title Xxviii of the
    Securities Market Law N[] 18,045.                  Management  For           Voted - For
7.  Election of Two Account Inspectors and Their
    Alternates, As Well As Their Compensation.         Management  For           Voted - For
8.  Appointment of Private Credit Rating Agencies.     Management  For           Voted - For
9.  Approval of the Investment and Financing Policy.   Management  For           Voted - For
13. Other Matters of Interest and Competence of the
    Ordinary Shareholders' Meeting.                    Management  For           Voted - Against
14. Acceptance of All the Other Resolutions Needed for
    A Due Diligence Regarding the Resolutions Adopted. Management  For           Voted - For


567

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
EMPRESA NACIONAL DE TELECOMUNICACIONES SA ENTEL
CUSIP: P37115105
Meeting Date: 29-Apr-14  Meeting Type: Ordinary General Meeting
1   Annual Report, Balance Sheet and Other Financial
    Statements As of December 31, 2013                  Management   For           Voted - For
2   Approval of Definitive Dividend for the Period 2013 Management   For           Voted - For
3   Statement of the Board of Directors in Respect of
    Policy of Dividends                                 Management   For           Voted - For
4   Approval of Investment and Financing Policies       Management   For           Voted - For
5   Election of the Board of Directors                  Management   For           Voted - Against
6   Determination of the Remuneration of Directors      Management   For           Voted - For
7   Determination of the Remuneration of the Committee
    of Directors and Its Expense Budget                 Management   For           Voted - For
8   Appointment of Supervisors (external Auditors and
    Account Inspectors)                                 Management   For           Voted - For
9   Appointment of Rating Agencies                      Management   For           Voted - For
10  Report on Related Operations                        Management   For           Voted - For
11  To Determine the Newspaper for Publishing of
    Notices of A Meeting                                Management   For           Voted - For
12  Other Matters of Interest for the Company, and of
    the Competence of the Meeting                       Management   For           Voted - Against
EMPRESAS CMPC SA
CUSIP: P3712V107
Meeting Date: 22-Apr-14  Meeting Type: ExtraOrdinary General Meeting
A   To Increase the Share Capital in an Amount to be
    Freely Determined by the General Meeting, by Up to
    Usd 250 Million, to be Paid in Through the Issuance
    of Paid Shares, to be Issued and Placed in the
    Manner, at the Times and for the Amount That is
    Freely Resolved on by the General Meeting in
    Accordance with the Law, with the Delegation to the
    Board of Directors of the Final Establishment of
    the Placement Price of the Mentioned Paid Shares
    Being Allowed, Amending the Corporate Bylaws for
    That Purpose                                        Management   For           Voted - For
B   To Pass All the Other Resolutions That are
    Necessary to Bring About and Carry Out the Capital
    Increase, Bylaws Amendment and Other Resolutions
    Passed by the General Meeting, Giving Broad Powers
    to the Board of Directors for These Purposes        Management   For           Voted - For
Meeting Date: 22-Apr-14  Meeting Type: Ordinary General Meeting
1   To Discuss the Annual Report, Annual Financial
    Statements and Report of External Audit Company for
    the Period Ended December 31, 2013                  Management   For           Voted - For


568




                          GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Resolve About the Appropriation of Profits of
    the Period and Allocation of A Final Dividend
    Number 260                                           Management  For           Voted - For
3   Election of the Board of Directors                   Management  For           Abstain
4   To Inform About the Agreements of the Board of
    Directors in Relation to the Operations Referred to
    in Title Xvi of the Law 18.046                       Management  For           Voted - For
5   Appointment of External Audit Company and Rating
    Agencies                                             Management  For           Voted - For
6   Determination of the Remuneration of the Board of
    Directors, As Well As the Remuneration and Budget
    of the Committee of Directors for the Period 2014    Management  For           Abstain
7   To Inform About Policies and Procedures Regarding
    Profits and Dividends                                Management  For           Abstain
8   To Take Notice and Resolve Any Other Matter of the
    Competence of the Regular Stockholders Meeting,
    Pursuant to the Law and the Bylaws                   Management  For           Voted - Against
EMPRESAS COPEC SA
CUSIP: P7847L108
Meeting Date: 23-Apr-14   Meeting Type: Ordinary General Meeting
1   To Submit the Financial Statements of the Company
    to December 31, 2013, and the Annual Report from
    the Board of Directors to A Vote and to Give an
    Accounting of the Progress of the Corporate Business Management  For           Voted - For
2   Designation of Members of the Board of Directors     Management  For           Abstain
3   To Give an Accounting of the Transactions Conducted
    by the Company That are Referred to in Title Xvi of
    Law Number 18,046                                    Management  For           Voted - For
4   To Establish the Compensation of the Board of
    Directors for the Next Fiscal Year                   Management  For           Abstain
5   To Establish the Compensation and Expense Budget of
    the Committee That is Referred to in Article 50 Bis
    of Law Number 18,046, to Give an Accounting of Its
    Activities and Its Annual Management Report          Management  For           Abstain
6   To Designate Outside Auditors and Risk Rating
    Agencies                                             Management  For           Voted - For
7   To Deal with Any Other Matter of Corporate Interest
    That is Within the Authority of the Type of General
    Meeting That is Being Called                         Management  For           Voted - Against
ENERSIS S.A.
CUSIP: 29274F104 TICKER: ENI
Meeting Date: 23-Apr-14   Meeting Type: Annual
1.  Approval of Annual Report, Financial Statements,
    Report of the External Auditors and Account
    Inspectors for the Fiscal Year Ended on December
    31, 2013.                                            Management  For           Voted - For
                                                         569


GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Approval of Profits and Dividends Distribution.      Management  For           Abstain
3.  Setting the Compensation for the Board of Directors. Management  For           Abstain
4.  Setting the Compensation for the Directors'
    Committee and Approval of Their 2014 Budget.         Management  For           Abstain
6.  Appointment of an External Auditing Firm Governed
    by Title Xxviii of the Securities Market Law 18,045. Management  For           Voted - For
7.  Election of Two Account Inspectors and Their
    Alternates, As Well As Their Compensation.           Management  For           Voted - For
8.  Appointment of Risk Rating Agencies.                 Management  For           Voted - For
9.  Approval of the Investment and Financing Policy.     Management  For           Voted - For
13. Other Matters of Interest and Competence of the
    Ordinary Shareholders' Meeting.                      Management  For           Voted - Against
14. Other Necessary Resolutions for the Proper
    Implementation of the Above Mentioned Agreements.    Management  For           Voted - For
GRUPO ARGOS SA
CUSIP: P0275K122
Meeting Date: 26-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of A Committee for the Approval of the
    Minutes                                              Management  For           Voted - For
4   Joint Annual Report from the Board of Directors and
    from the President                                   Management  For           Voted - For
5   Presentation of the Financial Statements to
    December 31, 2013                                    Management  For           Voted - For
6   Report from the Auditor                              Management  For           Voted - For
7   Approval of the Joint Annual Report from the Board
    of Directors and the President and of the Financial
    Statements to December 31, 2013                      Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit                               Management  For           Voted - For
9   Approval of the Allocation for A Social Benefit      Management  For           Voted - For
10  Presentation of the Action Plan for the Process of
    Converging with the International Financial
    Reporting Standards                                  Management  For           Voted - For
11  Election of the Board of Directors                   Management  For           Abstain
12  Allocation of Compensation for the Members of the
    Board of Directors                                   Management  For           Abstain
13  Allocation of Compensation for the Auditor           Management  For           Abstain
14  Proposals Presented by the Shareholders              Management  For           Voted - Against


570

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
GRUPO ARGOS SA
CUSIP: P0275K130
Meeting Date: 26-Mar-14     Meeting Type: Ordinary General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   Verification of the Quorum                          Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                  Non-Voting                Non-Voting
3   Designation of A Committee for the Approval of the
    Minutes                                             Non-Voting                Non-Voting
4   Joint Annual Report from the Board of Directors and
    from the President                                  Non-Voting                Non-Voting
5   Presentation of the Financial Statements to
    December 31, 2013                                   Non-Voting                Non-Voting
6   Report from the Auditor                             Non-Voting                Non-Voting
7   Approval of the Joint Annual Report from the Board
    of Directors and The-president and of the Financial
    Statements to December 31, 2013                     Non-Voting                Non-Voting
8   Presentation and Approval of the Plan for the
    Distribution of Profit                              Non-Voting                Non-Voting
9   Approval of the Allocation for A Social Benefit     Non-Voting                Non-Voting
10  Presentation of the Action Plan for the Process of
    Converging with The-international Financial
    Reporting Standards                                 Non-Voting                Non-Voting
11  Election of the Board of Directors                  Non-Voting                Non-Voting
12  Allocation of Compensation for the Members of the
    Board of Directors                                  Non-Voting                Non-Voting
13  Allocation of Compensation for the Auditor          Non-Voting                Non-Voting
14  Proposals Presented by the Shareholders             Non-Voting                Non-Voting
GRUPO AVAL ACCIONES Y VALORES GRUPO, BOGOTA
CUSIP: P4948U129
Meeting Date: 27-Sep-13     Meeting Type: Ordinary General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   Verification of the Quorum                          Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                  Non-Voting                Non-Voting
3   Appointment of the Commission That Will Approve the
    General Meeting Minutes                             Non-Voting                Non-Voting
4   Management Report from the Board of Directors and
    from the President                                  Non-Voting                Non-Voting
5   Individual and Consolidated Financial Statements to
    June 30, 2013                                       Non-Voting                Non-Voting
6   Opinions of the Auditor                             Non-Voting                Non-Voting


571




                            GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Consideration and Approval of the Management
    Reports, Financial Statements-and Other Attachments
    That are in Relation to the First Six Months of 2013 Non-Voting                Non-Voting
8   Study and Approval of the Plan for the Distribution
    of Profit                                            Non-Voting                Non-Voting
9   Proposals and Various                                Non-Voting                Non-Voting
Meeting Date: 28-Mar-14     Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You.  Non-Voting                Non-Voting
1   Verification of the Quorum                           Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                   Non-Voting                Non-Voting
3   Election of the Committee to Approve the General
    Meeting Minutes                                      Non-Voting                Non-Voting
4   Annual Report from the Board of Directors and from
    the President                                        Non-Voting                Non-Voting
5   Individual and Consolidated Financial Statements
    for the Six Month Period That-ended on December 31,
    2013                                                 Non-Voting                Non-Voting
6   Opinions of the Auditor                              Non-Voting                Non-Voting
7   Consideration and Approval of the Annual Report, of
    the Financial Statements A-nd of the Other
    Attachments for the Six Month Period That Ended on
    December 31-, 2013                                   Non-Voting                Non-Voting
8   Approval of the Plan for the Distribution of Profit
    Cash Dividend at A Rate Of-cop 4.50 Per Share Which
    Will be Paid on A Monthly Basis from April to
    Septem-ber 2014                                      Non-Voting                Non-Voting
9   Election of the Board of Directors and the
    Establishment of Its Fees                            Non-Voting                Non-Voting
10  Election of the Auditor and the Establishment of
    Its Fees                                             Non-Voting                Non-Voting
11  Proposals and Various                                Non-Voting                Non-Voting
    24 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Resolutions-.                      Non-Voting                Non-Voting
GRUPO DE INVERSIONES SURAMERICANA SA, BOGOTA
CUSIP: P4950L108
Meeting Date: 27-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Election of the Committee for the Approval of the
    Minutes and to Count the Votes, If Required          Management  For           Voted - For
4   Annual Report from the Board of Directors and from
    the President                                        Management  For           Voted - For
5   Presentation of the Financial Statements with A
    Cutoff Date of December 31, 2013                     Management  For           Voted - For


572




                             GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Report from the Auditor                             Management  For           Voted - For
7   Approval of the Reports from the Board of the Board
    of Directors and the President, from the Directors
    and the President, from the Auditor and of the
    Financial Statements with A Cutoff Date of December
    31, 2013                                            Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit: Cash Dividend of Cop 390
    Per Share. Such Dividend Will be Paid in Four
    Instalments at A Rate of Cop 97,50 on April 2014,
    July 2014, October 2014 and January 2015            Management  For           Voted - For
9   Election of the Board of Directors                  Management  For           Abstain
10  Election of the Auditor                             Management  For           Voted - For
11  Establishment of Compensation for the Board of
    Directors and the Auditor for the Period from 2014
    Through 2015                                        Management  For           Abstain
12  Termination of the Use of Physical Stock
    Certificates for the Common Shares of the Company   Management  For           Abstain
13  Amendment of the Corporate Bylaws                   Management  For           Abstain
14  Other Proposals and Various                         Management  For           Voted - Against
    07 Mar 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. I-f You Have Already Voted
    on This Meeting There is No Need to Re- Vote Again
    Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
GRUPO NUTRESA SA
CUSIP: P5041C114
Meeting Date: 28-Mar-14      Meeting Type: Annual General Meeting
1   Quorum Verification and Approval of the Agenda      Management  For           Voted - For
2   Designation of Committee for Minutes of the
    Meetings Approval                                   Management  For           Voted - For
3   Reports of the Board and President of Corporation   Management  For           Voted - For
4   Presentation of Financial Statements at December
    31, 2013                                            Management  For           Voted - For
5   Reports of the Statutory Auditor on the Financial
    Statements                                          Management  For           Voted - For
6   Approval of the Administration Reports and
    Financial Statements                                Management  For           Voted - For
7   Profit Distribution Project Cash Dividend of Cop 36
    Per Share. Such Dividend Will be Paid on A Monthly
    Basis from March 2014 to March 2015                 Management  For           Voted - For
8   Inform of Implementation Plan for Ifrs in
    Compliance with Decree 2784                         Management  For           Voted - For
9   Propositions and Several                            Management  For           Voted - Against


573

GLOBAL X FTSE ANDEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
INTERCONEXION ELECTRICA SA ESP, BOGOTA
CUSIP: P5624U101
Meeting Date: 28-Mar-14 Meeting Type: Ordinary General Meeting
1   Election of the Chairperson of the General Meeting  Management  For           Voted - For
2   Report of the Secretary for the Approval of Minutes
    102 of March 22, 2013                               Management  For           Voted - For
3   Election of the Committee for the Approval of the
    Minutes and Close Inspection                        Management  For           Voted - For
4   Address by the Minister for Mines and Energy, Dr
    Amylkar Acosta Medina                               Management  For           Voted - For
5   Welcome Address by the President of the Board of
    Directors and Reading of the Report of the Board
    Concerning Its Operations                           Management  For           Voted - For
6   Management Report for 2013, Board of Directors and
    Operations Manager                                  Management  For           Voted - For
7   The Report of the Board of Directors and the
    Operations Manager Concerning the Performance and
    Development of the Good Governance Code             Management  For           Voted - For
8   Reading and Presentation of the Individual and
    Consolidated Financial Statements of Isa to
    December 31, 2013                                   Management  For           Voted - For
9   Reading of the Opinion of the Internal Auditor      Management  For           Voted - For
10  Approval of the Individual and Consolidated
    Financial Statements of Isa to December 31, 2013    Management  For           Abstain
11  Approval of the Project for the Distribution of
    Profits from the 2013 Fiscal Year for the
    Declaration of Dividends and Creation of Capital
    Reserves                                            Management  For           Voted - For
12  Election of the Internal Auditor and Setting of
    Remuneration                                        Management  For           Voted - For
13  Election of the Board of Directors                  Management  For           Abstain
14  Approval to Amend the Company Bylaws                Management  For           Voted - For
15  Any Other Business                                  Management  For           Voted - Against
INVERSIONES AGUAS METROPOLITANAS SA
CUSIP: P58595102
Meeting Date: 30-Apr-14 Meeting Type: Ordinary General Meeting
1   Review of the Report of External Auditors, and to
    Pronounce About the Annual Report and Financial
    Statements for the Period January 1st Through
    December 31, 2013                                   Management  For           Voted - For
2   To Agree in Respect of the Appropriation of Profits
    and Allocation of Dividends of the Period 2013      Management  For           Voted - For
3   Explanation of the Policy of Dividends of the
    Company                                             Management  For           Voted - For
4   To Inform About Operations with Related Persons
    Title Xvi, Law 18.046, If Any                       Management  For           Voted - For


574




                          GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Appointment of Independent External Auditors for
    the Period 2014                                      Management  For           Voted - For
6   Appointment of Rating Agencies for the Period 2014   Management  For           Voted - For
7   Determination of the Remuneration of the Board of
    Directors for the Period 2014                        Management  For           Abstain
8   Report of Expenses Incurred by the Board of
    Directors During 2013                                Management  For           Voted - For
9   Determination of the Remuneration and Expense
    Budget of the Committee of Directors for the Period
    2014                                                 Management  For           Abstain
10  Report of the Activities and Expenses Incurred by
    the Committee of Directors During 2013               Management  For           Voted - For
11  Renovation of the Board of Directors                 Management  For           Abstain
12  Determination of the Newspaper for Publication of
    Notices Calling for Stockholders Meetings,
    Allocation of Dividends, Balance Sheets and Other
    Matters of Interest for Stockholders                 Management  For           Voted - For
13  Other Matters of Corporate Interest and of the
    Competence of the Meeting                            Management  For           Voted - Against
ISAGEN S.A. E.S.P.
CUSIP: P5892H105
Meeting Date: 25-Mar-14   Meeting Type: Ordinary General Meeting
1   Verification of the Quorum and Approval of the
    Agenda                                               Management  For           Voted - For
2   Election of the Chairperson of the General Meeting   Management  For           Voted - For
3   Report from the Secretary of the General Meeting
    Regarding the Approval of Minutes Number 32 of
    March 19, 2013                                       Management  For           Voted - For
4   Election of the Committee for the Approval of the
    Minutes                                              Management  For           Voted - For
5   Greetings from the Chairperson of the Board of
    Directors, Report on the Operation of the Same and
    the Fulfillment of the Other Good Corporate
    Governance Practices                                 Management  For           Voted - For
6   The 2013 Annual Report                               Management  For           Voted - For
7   Report from the Minority Shareholder Representatives Management  For           Voted - For
8   Consideration of the Financial Statements with A
    Cutoff Date of December 31, 2013                     Management  For           Voted - For
9   Reading of the Opinion from the Auditor              Management  For           Voted - For
10  Approval of the Financial Statements with A Cutoff
    Date of December 31, 2013, and Other Documents As
    Required by Law                                      Management  For           Abstain
11  Proposal for the Distribution of Profit              Management  For           Voted - For
12  Proposal for Bylaws Amendments                       Management  For           Voted - For
13  Various                                              Management  For           Voted - Against


575




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
LATAM AIRLINES GROUP S.A.
CUSIP: 51817R106 TICKER: LFL
Meeting Date: 29-Apr-14 Meeting Type: Annual
1.  Approval of the Annual Report, Balance Sheet and
    Financial Statements of the Company.                Management  For           Voted - For
2.  Election of Members of the Board of Directors.      Management  For           Abstain
3.  The Compensation to be Paid to the Company's Board
    of Directors for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Abstain
4.  The Compensation to be Paid to the Company's Audit
    Committee and Its Budget for the Fiscal Year Ending
    December 31, 2014.                                  Management  For           Abstain
5.  The Appointment of the External Auditing Firm and
    Risk Rating Agencies for the Company; and the
    Reports on the Matters Indicated in Section Xvi of
    Companies Law 18,046.                               Management  For           Voted - For
6.  Information on the Cost of Processing, Printing and
    Sending the Information Indicated in Circular 1816
    of the Securities and Insurance Commission.         Management  For           Voted - For
7.  Designation of the Newspaper in Which the Company
    Will Make Publications.                             Management  For           Voted - For
8.  Other Matters of Corporate Interest Within the
    Purview of A Regular Shareholders Meeting of the
    Company.                                            Management  For           Voted - Against
PACIFIC RUBIALES ENERGY CORP, TORONTO ON
CUSIP: 69480U206
Meeting Date: 29-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1,
    and 4" and 'in Favor' Or 'abstain' Only For-
    Resolution Numbers "2.a, to 2.l and 3". Thank You.  Non-Voting                Non-Voting
1   To Set the Number of Directors at Twelve (12)       Management  For           Voted - For
2.a Election of Director: Jose Francisco Arata          Management  For           Voted - For
2.b Election of Director: Miguel De La Campa            Management  For           Voted - For
2.c Election of Director: German Efromovich             Management  For           Voted - For
2.d Election of Director: Serafino Iacono               Management  For           Voted - For
2.e Election of Director: Augusto Lopez                 Management  For           Voted - For
2.f Election of Director: Hernan Martinez               Management  For           Voted - For
2.g Election of Director: Dennis Mills                  Management  For           Voted - For
2.h Election of Director: Ronald Pantin                 Management  For           Voted - For
2.i Election of Director: Victor Rivera                 Management  For           Voted - For
2.j Election of Director: Miguel Rodriguez              Management  For           Voted - For
2.k Election of Director: Francisco Sole                Management  For           Voted - For
2.l Election of Director: Neil Woodyer                  Management  For           Voted - For


576




                         GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
3   Appointment of Ernst & Young LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management   For           Voted - For
4   Approval of Unallocated Entitlements Under the
    Corporation's Stock Option Plan, As Described in
    the Management Proxy Circular Dated April 25, 2014  Management   For           Voted - For
PARQUE ARAUCO SA PARAUCO
CUSIP: P76328106
Meeting Date: 23-Oct-13  Meeting Type: ExtraOrdinary General Meeting
A   To Increase the Share Capital in the Amount of Clp
    115 Billion Or in the Amount That the General
    Meeting of Shareholders Resolves On, Through the
    Issuance of Paid Shares, Which Will be Nominative,
    in A Single Series and Have No Par Value, at the
    Price and in Accordance with the Other Conditions
    That the General Meeting Determines                 Management   For           Voted - For
B   To Allocate Up to 10 Percent of the Mentioned
    Capital Increase Or the Percentage That is Resolved
    on by the General Meeting of Shareholders to
    Compensation Plans for the Executives of the
    Company in Accordance with the Terms of Article 24
    of Law 18,046                                       Management   For           Voted - For
C   To Amend the Corporate Bylaws to Adapt Them to the
    Resolutions Passed by the General Meeting           Management   For           Voted - For
D   To Authorize the Board of Directors of the Company
    to Request the Listing of the Shares Representative
    of the Capital Increase with the Securities
    Registry of the Superintendency of Securities and
    Insurance, to Proceed with Their Placement, and to
    Resolve on the Terms of the Compensation Plans
    Mentioned Previously                                Management   For           Voted - For
E   To Pass the Other Resolutions Necessary to
    Implement the Previous Resolutions                  Management   For           Voted - For
Meeting Date: 22-Apr-14  Meeting Type: ExtraOrdinary General Meeting
1   To Recognize Changes to the Share Capital That Have
    Come About in Accordance with That Which is
    Provided for in Article 26 of the Share
    Corporations Law and to Deduct Any Share Issuance
    and Placement Costs Account There May be from the
    Paid in Capital and Or Any Other Adjustment to the
    Share Capital That is Resolved on by the General
    Meeting                                             Management   For           Abstain
2   The Passage of the Corporate Bylaws Amendments and
    All the Other Resolutions That May be Necessary Or
    Convenient to Carry Out the Decisions That the
    General Meeting Resolves On                         Management   For           Voted - For


577




                        GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 22-Apr-14 Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, Balance Sheet,
    Financial Statements and the Report from the
    Outside Auditors for the Fiscal Year That Ended on
    December 31, 2013                                   Management  For           Voted - For
2   To Establish the Compensation for the Board of
    Directors for the 2014 Fiscal Year and to Report
    the Expenses of the Board of Directors for the 2013
    Fiscal Year                                         Management  For           Abstain
3   Report on the Activities and Expenses of the
    Committee of Directors, Determination of the
    Compensation and Expense Budget of the Committee of
    Directors                                           Management  For           Abstain
4   To Present the Information Provided for in Title
    Xvi of Law Number 18,046                            Management  For           Voted - For
5   To Designate Outside Auditors                       Management  For           Voted - For
6   To Designate Risk Rating Agencies                   Management  For           Voted - For
7   To Designate the Periodical in Which the Corporate
    Notices Must be Published                           Management  For           Voted - For
8   Distribution of Profit and Establishment of the
    Dividend Policy                                     Management  For           Voted - For
9   Other Matters of Corporate Interest That are Within
    the Authority of the Annual General Meeting of
    Shareholders                                        Management  For           Voted - Against
SACI FALABELLA
CUSIP: P3880F108
Meeting Date: 27-Aug-13 Meeting Type: ExtraOrdinary General Meeting
I   The Approval of A Program for the Acquisition of
    Shares of our Own Issuance, in Accordance with That
    Which is Provided for in Articles 27, Et Seq., of
    Law 18,046, the Share Corporations Law, Allocated
    to the Implementation of A Compensation Plan for
    the Executives of Grupo Falabella                   Management  For           Voted - For
II  To Establish the Amount, Purpose and Duration of
    the Program for the Acquisition of Shares of our
    Own Issuance                                        Management  For           Voted - For
III To Establish the Price Or to Grant the Authority to
    the Board of Directors to Do So, Regarding the
    Program for the Acquisition of Shares of our Own
    Issuance                                            Management  For           Voted - For
IV  To Pass the Other Resolutions Necessary to Bring
    About the Resolutions That the Extraordinary
    General Meeting Resolves On                         Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, General Balance
    Sheet, Profit and Loss Statements and Opinion of


578




                          GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    External Auditors for the Period Ended December 31,
    2013                                                Management  For           Voted - For
2   Appropriation of Profits of the Period 2013: Clp 40
    Per Share                                           Management  For           Voted - For
3   Policy of Dividends                                 Management  For           Voted - For
4   Election of the Board of Directors                  Management  For           Voted - Against
5   Remuneration of the Board of Directors              Management  For           Abstain
6   Appointment of External Auditors and Rating
    Agencies for the Period 2014                        Management  For           Voted - For
7   Determination of the Newspaper for Publications of
    the Company                                         Management  For           Voted - For
8   Report of the Operations Referred to in Title Xvi
    of the Law 18.046                                   Management  For           Voted - For
9   Report of the Committee of Directors, Determination
    of the Budget, Expenses and Remuneration            Management  For           Abstain
10  Other Matters of the Competence of the Regular
    Stockholders Meeting                                Management  For           Voted - Against
SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.
CUSIP: 833635105 TICKER: SQM
Meeting Date: 25-Apr-14   Meeting Type: Annual
1.  Sqm's Balance Sheet, Financial Statements, Annual
    Report, Account Inspectors' Report, and External
    Auditors' Report for the Business Year Ended
    December 31, 2013.                                  Management  For           Voted - For
2.  Appointment of the External Auditing Company and
    Account Inspectors for the Business Year 2014.      Management  For           Voted - For
3.  Operations Referred to Under Title Xvi of Law
    18,046.                                             Management  For           Voted - For
4.  Investment and Finance Policies.                    Management  For           Abstain
5.  Net Income for Business Year 2013, Distribution of
    Definitive Dividend and Future Dividend Policy.     Management  For           Voted - For
6.  Board of Directors' Expenditures During the
    Business Year 2013.                                 Management  For           Voted - For
7.  Directors' Salaries.                                Management  For           Abstain
8.  Matters in Relation with the Directors Committee,
    with the Audit Committee and with the Health,
    Safety and Environmental Committee.                 Management  For           Abstain
9.  Other Corresponding Matters in Compliance with the
    Pertinent Provisions.                               Management  For           Abstain
SONDA SA
CUSIP: P87262104
Meeting Date: 24-Apr-14   Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, Balance Sheet,
    Financial Statements and Report from the Outside


579




                           GLOBAL X FTSE ANDEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Auditors for the Fiscal Year That Ended on December
    31, 2013                                            Management  For           Voted - For
2   Distribution of Profit from the Fiscal Year That
    Ended on December 31, 2013, Payment of Dividends
    with A Charge Against the Same Fiscal Year and
    Future Dividend Policy                              Management  For           Voted - For
3   Election of the Members of the Board of Directors,
    the Establishment Their Compensation and of That
    for the Members of the Committee of Directors, As
    Well As of the Expense Budget for That Committee    Management  For           Abstain
4   To Report on the Activities and Expenses of the
    Committee of Directors During the Fiscal Year That
    Ended on December 31, 2013                          Management  For           Voted - For
5   To Report Regarding the Related Party Transactions  Management  For           Voted - For
6   Designation of Outside Auditors and Risk Rating
    Agencies                                            Management  For           Voted - For
7   To Determine the Periodical in Which the Notices of
    the Company Will be Published                       Management  For           Voted - For
8   Other Matters of Corporate Interest Within the
    Authority of the Annual General Meeting of
    Shareholders                                        Management  For           Voted - Against
SOUTHERN COPPER CORPORATION
CUSIP: 84265V105 TICKER: SCCO
Meeting Date: 29-Apr-14    Meeting Type: Annual
1.  Director                                            Management
1   G. Larrea Mota-velasco                              Management  For           Vote Withheld
2   Oscar Gonzalez Rocha                                Management  For           Vote Withheld
3   Emilio Carrillo Gamboa                              Management  For           Voted - For
4   Alfredo Casar Perez                                 Management  For           Vote Withheld
5   Luis Castelazo Morales                              Management  For           Vote Withheld
6   E.C. Sanchez Mejorada                               Management  For           Vote Withheld
7   X.G. De Quevedo Topete                              Management  For           Vote Withheld
8   D. Muniz Quintanilla                                Management  For           Vote Withheld
9   L.M. Palomino Bonilla                               Management  For           Voted - For
10  G.P. Cifuentes                                      Management  For           Voted - For
11  Juan Rebolledo Gout                                 Management  For           Vote Withheld
12  Carlos Ruiz Sacristan                               Management  For           Voted - For
2.  Ratify the Audit Committee's Selection of Galaz,
    Yamazaki, Ruiz Urquiza, S.c., Member Firm of
    Deloitte Touche Tohmatsu Limited, As Independent
    Accountants for 2014.                               Management  For           Voted - For
3.  Approve, by Non-binding Vote, Executive
    Compensation.                                       Management  For           Voted - For


580




                           GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
APCO OIL AND GAS INTL INC
CUSIP: G0471F109 TICKER: APAGF
Meeting Date: 24-Apr-14    Meeting Type: Annual
1.1 Election of Director: James J. Bender               Management  For           Voted - For
1.2 Election of Director: Piero Ruffinengo              Management  For           Voted - For
1.3 Election of Director: J. Kevin Vann                 Management  For           Voted - For
2.  Ratify the Selection of Ernst & Young LLP As
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
3.  Advisory Vote on Executive Compensation.            Management  For           Voted - For
ARCOS DORADOS HOLDINGS INC
CUSIP: G0457F107 TICKER: ARCO
Meeting Date: 21-Apr-14    Meeting Type: Annual
1.  Consideration and Approval of the Financial
    Statements of the Company Corresponding to the
    Fiscal Year Ended December 31, 2013, the
    Independent Report of the External Auditors Ey
    (pistrelli, Henry Martin Y Asociados S.r.l.,member
    Firm of Ernst & Young Global), and the Notes
    Corresponding to the Fiscal Year Ended December 31,
    2013.                                               Management  For           Voted - For
2.  Appointment and Remuneration of Ey (pistrelli,
    Henry Martin Y Asociados S.r.l., Member Firm of
    Ernst & Young Global), As the Company's Independent
    Auditors for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
3.  Director                                            Management
1   Mr. Sergio Alonso                                   Management  For           Vote Withheld
2   Mr. Michael Chu                                     Management  For           Voted - For
3   Mr. Jose Alberto Velez                              Management  For           Voted - For
4   Mr. Jose Fernandez                                  Management  For           Vote Withheld
BANCO MACRO S.A.
CUSIP: 05961W105 TICKER: BMA
Meeting Date: 29-Apr-14    Meeting Type: Annual
1.  Appoint Two Shareholders to Sign the Minutes of the
    Shareholders' Meeting.                              Management  For           Voted - For
2.  Evaluate the Documentation Provided for in Section
    234, Subsection 1 of Law No. 19550, for the Fiscal
    Year Ending December 31st 2014.                     Management  For           Voted - For
3.  Evaluate Both the Management of the Board of
    Directors and the Supervisory Committee.            Management  For           Voted - For


581




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Evaluate the Application of the Unappropriated
    Earnings for the Fiscal Year Ending December 31st
    2014. Total Unappropriated Earnings: Ar
    $2,515,402,050.52, All As More Fully Described in
    the Proxy Material.                                 Management  For           Voted - For
5.  Separate A Portion of the Voluntary Reserve Fund
    Created by the General and Special Shareholders'
    Meeting Held on April 16th 2012 for A Total Amount
    of Ar $2,443,140,742.68, Out of Which Ar
    $596,254,288.56 Shall be Applied to the Payment of
    Cash Dividend, Subject to Prior Authorization of
    the Central Bank of the Republic of Argentina.      Management  For           Voted - For
6.  Evaluate the Remunerations of the Members of the
    Board of Directors for the Fiscal Year Ending
    December 31st 2014 Within the Limits As to Profits,
    Pursuant to Section 261 of Law No.19550 and the
    Rules of the Commission Nacional De Valores
    (argentine Securities Exchange Commission).         Management  For           Voted - For
7.  Evaluate the Remunerations of the Members of the
    Supervisory Committee for the Fiscal Year Ending
    December 31st 2014.                                 Management  For           Abstain
8.  Evaluate the Remuneration of the Independent
    Auditor for the Fiscal Year Ending December 31st
    2014.                                               Management  For           Voted - For
9.  Appoint Three Regular Directors Who Shall Hold
    Office for Three Fiscal Years and One Alternate
    Director Who Shall Hold Office Until the Next
    Shareholders' Meeting That Shall Evaluate the
    Financial Statements for the Year Ending December
    31st 2014.                                          Management  For           Abstain
10. Determine the Number of Members Who Shall Form the
    Supervisory Committee and Designate the New Regular
    and Alternate Members of the Supervisory Committee
    Who Shall Hold Office for One Fiscal Year.          Management  For           Abstain
11. Appoint the Independent Auditor for the Fiscal Year
    Ending December 31st 2014.                          Management  For           Voted - For
12. Define the Audit Committee's Budget.                Management  For           Abstain
13. Evaluate the Amendment of Sections 3 and 23 of the
    By-laws, Pursuant to the Capital Markets Act No.
    26831 and Its Regulatory Rules and Regulations.     Management  For           Abstain
14. Authorization to Carry Out All Acts and Filings
    That are Necessary to Obtain the Administrative
    Approval and Registration of the Resolutions
    Adopted by the General and Special Shareholders'
    Meeting.                                            Management  For           Voted - For
BBVA BANCO FRANCES, S.A.
CUSIP: 07329M100 TICKER: BFR
Meeting Date: 10-Apr-14 Meeting Type: Annual
1.  Appointment of Two Shareholders to Prepare and Sign
    the Minutes of the Meeting, Together with the
    Chairman.                                           Management  For           Voted - For


582




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Discussion of the Annual Report, Corporate Social
    Responsibility Annual Report, Financial Statements,
    Additional Information and All Relevant Accounting
    Data, Along with the Report of the Statutory
    Auditors' Committee and Auditor's Report, for the
    Fiscal Year No. 139 Ended December 31, 2013.         Management  For           Voted - For
3.  Analysis of the Performance of the Board of
    Directors, Chief Executive Officer and the
    Statutory Auditors' Committee.                       Management  For           Voted - For
4.  Analysis of the Results of Fiscal Year No. 139,
    Ended December 31, 2013. Treatment of the
    Not-classified Results As of December 31, 2013:
    $2,024,244,063.47, Which are Proposed to be
    Allocated: A)$ 404,848,812.69 to the Legal Reserve;
    and (b)$28,800,000 to Cash Dividend Subject to the
    Argentine Central Bank (bcra) Authorization and
    C)$1,590,595,250.78 to A Voluntary Reserve for
    Future Distribution of Results, According to the
    Bcra Communication "a" 5273.                         Management  For           Voted - For
5.  Analysis of the Board of Directors Compensation for
    the Fiscal Year No. 139, Ended December 31, 2013.    Management  For           Voted - For
6.  Analysis of Statutory Auditors' Committee
    Compensation for the Fiscal Year No. 139, Ended
    December 31, 2013.                                   Management  For           Abstain
7.  Determination of the Number of Members of the Board
    of Directors and Appointment of Directors, As
    Appropriate, for A Term of Three Years.              Management  For           Abstain
8.  Appointment of Three Regular Statutory Auditors and
    Three Alternate Statutory Auditors for the Current
    Fiscal Year Statutory Auditors' Committee.           Management  For           Abstain
9.  Compensation of Certifying Accountant of the
    Financial Statements for the Fiscal Year No. 139
    Ended December 31, 2013.                             Management  For           Voted - For
10. Appointment of A Certifying Accountant for the
    Financial Statements of the Current Fiscal Year.     Management  For           Voted - For
11. Allocation of Budget for the Auditing Committee
    (regulation 26,831) to Retain Professional Services. Management  For           Abstain
12. Consideration of the Amendment of Section 1 and 3
    of By-law, According to the New Capital Markets Law
    No. 26,831 and Its Regulation.                       Management  For           Abstain
CENCOSUD SA
CUSIP: P2205J100
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   The Determination of the Placement Price of the
    Shares Reserved for Executive Compensation Plans in
    the Share Capital Increase That Was Resolved on at
    the 20th Extraordinary General Meeting of
    Shareholders, Which Was Held on April 29, 2011, Or
    Failing This, to Delegate This Authority to the
    Board of Directors                                   Management  For           Voted - For


583




                         GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   The Other Resolutions That May be Necessary to
    Bring About That Which is Definitively Resolved on
    by the General Meeting                               Management  Against       Voted - For
Meeting Date: 25-Apr-14  Meeting Type: Ordinary General Meeting
1   Examination of the Status of the Company and the
    Approval of the Annual Report, Balance Sheet and
    Financial Statements from the Fiscal Year That
    Ended on December 31, 2013, and of the Reports from
    the Outside Auditing Firm for the Same Fiscal Year   Management  For           Voted - For
2   Distribution of Profit from the 2013 Fiscal Year
    and Payment of Dividends, with the Board of
    Directors Proposing the Payment of the Amount of
    Clp 20.59906 Per Share and That This Payment be
    Made Beginning on May 14, 2014                       Management  For           Voted - For
3   Presentation of the Dividend Policy                  Management  For           Voted - For
4   Establishment of the Compensation of the Members of
    the Board of Directors for 2014                      Management  For           Voted - For
5   Establishment of the Compensation of the Members of
    the Committee of Directors and the Expense Budget
    for Its Operation and That for Its Advisers for 2014 Management  For           Voted - For
6   Information Regarding the Expenses of the Board of
    Directors and of the Committee of Directors During
    the 2013 Fiscal Year                                 Management  For           Voted - For
7   Designation of an Outside Auditing Firm for 2014     Management  For           Voted - For
8   Designation of Risk Rating Agencies for 2014         Management  For           Voted - For
9   To Present the Matters Examined by the Committee of
    Directors and the Resolutions Passed by the Board
    of Directors to Approve the Related Party
    Transactions That are Referred to in Article 146,
    Et Seq., of the Share Corporations Law, Mentioning
    the Members of the Board of Directors Who Approved
    Them                                                 Management  For           Voted - For
10  Information Regarding the Activities Conducted and
    Annual Management of the Committee of Directors for
    2013 and of the Proposals from the Committee of
    Directors That Were Not Approved by the Board of
    Directors                                            Management  For           Voted - For
11  Designation of the Periodical in Which the Legal
    Notices Will be Published                            Management  For           Voted - For
12  In General, to Deal with Other Matters of Corporate
    Interest That are Appropriate for an Annual General
    Meeting of Shareholders in Accordance with the Law   Management  For           Voted - Against
    16 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting


584




                          GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CRESUD, S.A.C.I.F. Y A.
CUSIP: 226406106 TICKER: CRESY
Meeting Date: 31-Oct-13   Meeting Type: Special
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Shareholders' Meeting.                       Management  For           Voted - For
2.  Consideration of the Provisions of Resolution
    609/2012 of the Securities Exchange Commission
    (cnv) and the Creation of A Special Reserve Within
    Shareholders' Equity.                               Management  For           Voted - For
3.  Consideration of the Documents Provided for Under
    Section 234, Subsection 1, Law 19,550,
    Corresponding to Fiscal Year Ended on 06-30-2013.   Management  For           Voted - For
4.  Consideration of the Income for the Fiscal Year
    Ended on 06.30.2013 Which Posted A Loss of
    $26,907,000 and Its Total Or Partial Absorption to
    the Balance of the "special Reserve" Account
    Mentioned in Paragraph 2) Above.                    Management  For           Voted - For
5.  Consideration of A Reversal in an Amount of Up to
    $120,000,000 of the Balance of the "new Projects
    Reserve" Account and Its Distribution As A Cash
    And/or A Non-cash Dividend in an Amount Up to
    $120,000,000. Delegations to the Board of Directors
    in Respect to Its Implementation.                   Management  For           Voted - For
6.  Consideration of Board of Directors' Performance.   Management  For           Voted - For
7.  Consideration of Supervisory Committee's
    Performance.                                        Management  For           Voted - For
8.  Consideration of Board of Directors' Compensation
    in an Amount of $17,547,324 (allocated Amount)
    Corresponding to Fiscal Year Ended on 06.30.13,
    Which Posted A Computable Loss According to the
    Terms of the Regulation of the Provisions of the
    Securities Exchange Commission. Delegation to the
    Board of Directors of the Approval of the Audit
    Committee Budget.                                   Management  For           Voted - For
9.  Consideration of the Supervisory Committee's
    Compensation for the Fiscal Year Ended on
    06.30.2013.                                         Management  For           Abstain
10. Determination of the Number and Election of Regular
    Directors and Alternate Directors, If Applicable.   Management  For           Abstain
11. Appointment of the Regular and Alternate Members of
    the Supervisory Committee.                          Management  For           Abstain
12. Appointment of Certifying Accountant for the Next
    Fiscal Year and Determination of His/her
    Compensation. Delegations.                          Management  For           Voted - For
13. Updating of Report on Shared Services Agreement.    Management  For           Abstain
14. Treatment of Amounts Paid As Consideration for
    Shareholders' Personal Assets Tax.                  Management  For           Voted - For
15. Updating of the Report on Incentive Plan for the
    Benefit of the Officers of the Company As Approved
    and Ratified by Shareholders' Meetings of the Years
    2009/2010/2011 and 2012 Respectively. Approval of


585




                          GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Implemented Items. Extension of the Delegation
    to the Board of Directors of the Implementation,
    Approval, Ratification And/or Rectification Powers,
    for A New Period, If Applicable.                    Management  For           Voted - For
16. Consideration of the Renewal of the Delegation to
    the Board of Directors of the Powers to Establish
    the Time and Currency of Issuance and Other Terms
    and Conditions Pursuant to the Provisions Approved
    by Shareholders' Meetings Dated October 29th, 2009
    and October 31st, 2011 with Regard to the Issuance
    of Securities Representative of Short- Term Debt
    (the "vcp", As Per Its Spanish Acronym) for A
    Maximum Outstanding Amount at Any Time Which May
    Not Exceed the Equivalent in Pesos to Usd
    30,000,000.                                         Management  For           Voted - For
Meeting Date: 11-Apr-14   Meeting Type: Annual
1.  Appointment of Two Shareholders to Approve and Sign
    the Minutes of the Shareholders' Meeting.           Management  For           Voted - For
2.  Consideration of the Partial Release of the Account
    "new Projects Reserve" Destined for the Creation of
    the Reserve and Account "reserve for the
    Acquisition of Securities Issued by the Company".   Management  For           Voted - For
3.  Consideration on the Basis of the Action Taken in
    the Item Above and According to the Terms of
    Section 10 and Subsequent Sections of Chapter I,
    Article II and Section 3, Chapter I, Article Xii of
    the Rules of the Securities Exchange Commission
    ("cnv" As Per Its Acronym in Spanish) (text in
    Force, 2013) of the Project for the Acquisition of
    Securities Owned and Issued by the Company.         Management  For           Abstain
GOLDCORP INC.
CUSIP: 380956409  TICKER: GG
Meeting Date: 01-May-14   Meeting Type: Annual and Special Meeting
A   Director                                            Management
1   John P. Bell                                        Management  For           Voted - For
2   Beverley A. Briscoe                                 Management  For           Voted - For
3   Peter J. Dey                                        Management  For           Voted - For
4   Douglas M. Holtby                                   Management  For           Voted - For
5   Charles A. Jeannes                                  Management  For           Voted - For
6   Clement A. Pelletier                                Management  For           Voted - For
7   P. Randy Reifel                                     Management  For           Voted - For
8   Ian W. Telfer                                       Management  For           Voted - For
9   Blanca Trevi[]o                                     Management  For           Voted - For
10  Kenneth F. Williamson                               Management  For           Voted - For
B   In Respect of the Appointment of Deloitte LLP,
    Chartered Accountants, As Auditors of the Company
    and Authorizing the Directors to Fix Their
    Remuneration;                                       Management  For           Voted - For


586




                         GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
C   A Resolution Approving Certain Amendments to the
    Restricted Share Unit Plan of the Company;           Management  For           Voted - For
D   A Resolution Approving an Amendment to the Stock
    Option Plan of the Company;                          Management  For           Voted - For
E   A Non-binding Advisory Resolution Accepting the
    Company's Approach to Executive Compensation.        Management  For           Voted - Against
GRUPO FINANCIERO GALICIA S.A.
CUSIP: 399909100 TICKER: GGAL
Meeting Date: 21-Nov-13  Meeting Type: Special
1.  Appointment of Two Shareholders to Sign the Minutes. Management  For           Voted - For
2.  Consideration of the Merger of Lagarcue S.a. and
    Theseus S.a. Into Grupo Financiero Galicia with the
    Simultaneous Dissolution of Lagarcue and Theseus
    Without Liquidation in Accordance with the Art. 82
    and Following of the Commercial Companies Law and
    the Articles 76 and Related of the Income Tax Law
    (20.628). Approval of the Preliminary Merger
    Agreement Executed on September 10th, 2013.          Management  For           Voted - For
3.  Examination of the Special Merger Balance Sheet,
    the Consolidated Merger Balance Sheet As of June
    30th, 2013 and the Reports Issued by the
    Supervisory Syndics' Committee and the External
    Auditors, Prepared in Accordance with the
    Provisions Set Forth by Art. 83, Section 1st of the
    Commercial Companies Law and the Current
    Regulations (n.t. 2013) Set Forth by the Comision
    Nacional De Valores.                                 Management  For           Voted - For
4.  Consideration of the Securities Exchange Ratio and
    the Related Future Capital Increase in the Amount
    of $ 58,857,580, by Issuing the Same Number of
    Class "b" Shares by the Company, with A Face Value
    of $ 1 Each and One Vote Per Share ("new Shares"),
    Entitled to Participate in the Profits of the
    Fiscal Year Beginning on January 1st, 2013, All As
    More Fully Described in the Proxy Statement.         Management  For           Voted - For
5.  Treatment of the Filing Requesting the
    Incorporation of the Capital Increase to the Public
    Offering and Listing of the Securities. Authorize
    the Board of Directors And/or Its Designees to
    Execute and Implement the Necessary Procedures for
    the Issuance of the New Shares and the Certificates
    Thereof.                                             Management  For           Voted - For
6.  Authorize the Board of Directors to Execute the
    Definitive Merger Agreement and the Necessary
    Instruments Related Thereto and to Carry Out the
    Various Presentations and Registrations Related to
    the Merger at the Respective Offices with the
    Purpose of Obtaining the Corresponding Inscriptions. Management  For           Voted - For


587




                         GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-Apr-14  Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes. Management  For           Voted - For
2A. In Favor of the Proposals from Banco De Galicia Y
    Buenos Aires S.a.'s Board of Directors When Voting
    Items 1, 2, 3, 5, 6, 7, 10 and 11 of the Agenda.     Management  For           Voted - For
2B. In Favor of Approving the Performance of the Board
    of Directors and of the Syndics' Committee When
    Voting Item 4 of the Agenda.                         Management  For           Voted - For
2C. When Voting Item 8 of the Agenda, in Favor of
    Establishing Seven (7) Regular Directors and Five
    (5) Alternate Directors. He Shall Vote (i) the
    Acceptance of the Resignation of the Regular
    Director Mr. Luis Maria Ribaya and Mr. Raul H.
    Seoane, (ii) the Reelection of Mr. Pablo Gutierrez,
    Mr. Luis M. Ribaya and Mr. Raul H. Seoane As
    Regular Directors for A Three (3) Year Period.
    Since the Terms of All Alternate Directors Remain
    in Force, No Proposal is Made Regarding This
    Subject.                                             Management  For           Voted - For
2D. Additionally, When Voting Item 9 of the Agenda, He
    Shall Vote I) to Re- Elect Mr. Enrique M. Garda
    Olaciregui, Mr. Norberto D. Corizzo and Mr. Luis A.
    Diaz As Regular Syndics And, II) to Re-elect Mr.
    Miguel N. Armando, Mr. Fernando Noetinger, and Mr.
    Horacio Tedin As Alternate Syndics. Once Agreed on
    Points 8 and 9, It Will be Unanimously Resolved to
    Communicate the Decision to the Board of Directors
    of Banco De Galicia Y Buenos Aires S.a.              Management  For           Voted - For
3.  Examination of the Balance Sheet, Income Statement,
    and Other Documents As Set Forth by Section 234,
    Subsection 1 of the Law of Commercial Companies and
    the Annual Report and Report of the Supervisory
    Syndics' Committee for the 15th Fiscal Year Ended
    December 31st, 2013.                                 Management  For           Voted - For
4.  Treatment to be Given to the Fiscal Year's Results.
    Dividends' Distribution.                             Management  For           Voted - For
5.  Approval of the Board of Directors and Supervisory
    Syndics Committee's Performances.                    Management  For           Voted - For
6.  Supervisory Syndics Committee's Compensation.        Management  For           Abstain
7.  Board of Directors 'compensation.                    Management  For           Voted - For
8.  Granting of Authorization to the Board of Directors
    to Make Advance Payments of Directors' Fees During
    the Fiscal Year Started on January 1st, 2014
    Ad-referendum of the Shareholders' Meeting That
    Considers the Documentation Corresponding to Said
    Fiscal Year.                                         Management  For           Voted - For
9.  Election of Three Syndics and Three Alternate
    Syndics for One-year Term of Office.                 Management  For           Abstain
10. Determination of the Number of Directors and
    Alternate Directors And, If Appropriate, Election
    Thereof for the Term Established by the Company's
    Bylaws Until Reaching the Number of Directors
    Determined by the Shareholders' Meeting.             Management  For           Voted - Against


588




                          GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11. Compensation of the Independent Accountant
    Certifying the Financial Statements for Fiscal Year
    2013.                                                Management  For           Voted - Against
12. Appointment of the Independent Accountant and
    Alternate Accountant to Certify the Financial
    Statements for Fiscal Year 2014.                     Management  For           Voted - For
13. Delegation of the Necessary Powers to the Board of
    Directors And/or Sub-delegation to One Or More of
    Its Members And/or to One Or More Members of the
    Company's Management And/or to Whom the Board of
    Directors Designates in Order to Determine the
    Terms and Conditions of the Global Program for the
    Issuance of Simple, Short, Mid-and/or Long-term
    Negotiable Obligations, Non-convertible Into Shares
    and the Negotiable Obligations That Will be Issued
    Under the Same Program.                              Management  For           Abstain
IRSA INVERSIONES Y REPRESENTACIONES S.A.
CUSIP: 450047204 TICKER: IRS
Meeting Date: 31-Oct-13   Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Shareholders' Meeting.                        Management  For           Voted - For
2.  Consideration of the Provisions of Resolution
    609/2012 of the Securities Exchange Commission
    (cnv) and the Creation of A Special Reserve Within
    Shareholders' Equity.                                Management  For           Voted - For
3.  Consideration of the Documents Provided for Under
    Section 234, Subsection 1, Law 19,550,
    Corresponding to Fiscal Year Ended on 06-30-2013.    Management  For           Voted - For
4.  Consideration of the Performance of the Board of
    Directors.                                           Management  For           Voted - For
5.  Consideration of the Performance of the Supervisory
    Committee.                                           Management  For           Voted - For
6.  Treatment of the Account "retained Earnings" and
    Consideration of the Reversal of the Account "new
    Projects Reserve". Delegation of Its Implementation. Management  For           Voted - For
7.  Treatment and Allocation of the Income for the
    Fiscal Year Ended on 06.30.2013, Which Posted
    Profits in the Amount of $238,737,000.
    Consideration of Payment of A Cash And/or Non-cash
    Dividend Up to the Amount of $250,000,000.           Management  For           Voted - For
8.  Consideration of the Compensation to the Board of
    Directors for the Fiscal Year Ended on 06-30-2013
    in an Amount of $19,838,936 (total Compensations),
    $7,506,981 in Excess of the Limit of (five Percent)
    5% of the Established Earnings According to Section
    261, Law 19,550 and the Regulations of the
    Securities Exchange Commission, in the Face of the
    Amount Proposed for the Distribution of Dividends.
    Delegation to the Board of Directors of the
    Approval of the Audit Committee Budget.              Management  For           Voted - For


589




    GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9.  Consideration of the Compensation to the
    Supervisory Committee for the Fiscal Year Ended on
    06.30.2013.                                         Management  For           Abstain
10. Determination of the Number and Election of Regular
    Directors and Alternate Directors, If Applicable.   Management  For           Abstain
11. Appointment of Regular and Alternate Members of the
    Supervisory Committee.                              Management  For           Abstain
12. Appointment of Certifying Accountant for the Next
    Fiscal Year and Determination of His/her
    Compensation. Delegations.                          Management  For           Voted - For
13. Updating of Report on Shared Services Agreement.    Management  For           Voted - For
14. Treatment of Amounts Paid As Consideration for
    Shareholders' Personal Assets Tax.                  Management  For           Voted - For
15. Consideration of the Repurchase Plan for Shares and
    Gds Issued by the Company. Delegation to the Board
    of Directors of Its Allocation and Implementation.  Management  For           Voted - For
16. Updating of the Information About the
    Implementation of the Payment of A Bonus Intended
    for the Incentive Plan for Officers of the Company
    Set Forth by the Shareholders' Meetings of
    10.29.2009, 10.29.2010, 10.31.2011 and 10.31.2012.
    Approval of the Implemented Items. Extension of the
    Delegation to the Board of Directors of the
    Implementation, Approval, Ratification And/ Or
    Rectification Powers, for A New Period, If
    Applicable. Consideration of the Application of the
    Shares and Gds Issued by Company Held by Company
    and Its Application to Incentive Plan.              Management  For           Voted - For
17. Consideration of the Launching of the Public
    Offering for the Voluntary Acquisition of Shares
    (opva, As Per Its Spanish Acronym) of our
    Controlled Entity Alto Palermo Sa (apsa) According
    to the Terms of Chapter II, Section I, Article III,
    of the Regulations of the Securities Exchange
    Commission. Delegation to the Board of Directors of
    the Broadest Powers to Carry Out the Launching of
    the Opva.                                           Management  For           Abstain
18. Consideration of the Renewal of the Delegation to
    the Board of Directors of the Powers to Establish
    the Time and Currency of Issuance and Other Terms
    and Conditions of the Issuances of Securities
    Within the Global Program for the Issuance of
    Simple Notes of Up to an Amount of Usd 300,000,000,
    Currently in Force, According to the Provisions
    Approved by the Shareholders' Meeting Dated October
    31st, 2011.                                         Management  For           Voted - For
19. Consideration of the Renewal of the Delegation to
    the Board of Directors of the Powers to Establish
    the Time and Currency of Issuance and Other Terms
    and Conditions Pursuant to the Provisions Approved
    by Shareholders' Meetings Dated                     Management  For           Voted - For
    October 29th, 2009 and October 31st, 2011 for the
    Issuance of Securities Representative of Short-term
    Debt ("vcp", As Per Its Spanish Acronym) for A
    Maximum Outstanding Amount at Any Time Which May


590




                          GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Not Exceed the Equivalent in Pesos to Usd
    50,000,000.                                                                   Non-Voting
Meeting Date: 19-Jun-14   Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Meeting.                                     Management  For           Voted - For
2.  Partial Reversal of the Balance of the Account
    "reserves for New Projects" Up to the Amount of
    $56,625,000 - According to Balance Sheet Dated June
    30th, 2013.                                         Management  For           Voted - For
3.  Consideration of Payment of A Cash Dividend Charged
    to Fiscal Year Ended June 30th, 2013 According to
    the Provision Approved in the Paragraph Above Up to
    the Amount of $56,625,000- Authorizations.          Management  For           Voted - For
MCEWEN MINING INC.
CUSIP: 58039P107 TICKER: MUX
Meeting Date: 15-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Robert R. Mcewen                                    Management  For           Voted - For
2   Michele L. Ashby                                    Management  For           Voted - For
3   Leanne M. Baker                                     Management  For           Voted - For
4   Donald R.m. Quick                                   Management  For           Voted - For
5   Michael L. Stein                                    Management  For           Voted - For
6   Allen V. Ambrose                                    Management  For           Voted - For
7   Richard W. Brissenden                               Management  For           Voted - For
8   Gregory P. Fauquier                                 Management  For           Voted - For
2.  Say on Pay - an Advisory Vote on the Approval of
    Compensation of our Named Executive Officers.       Management  For           Voted - For
3.  To Ratify the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
MERCADOLIBRE, INC.
CUSIP: 58733R102 TICKER: MELI
Meeting Date: 17-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Susan Segal                                         Management  For           Voted - For
2   Michael Spence                                      Management  For           Vote Withheld
3   Mario Eduardo Vazquez                               Management  For           Voted - For
2.  Advisory Vote on the Compensation of our Named
    Executive Officers                                  Management  For           Voted - For
3.  Ratification of the Appointment of Deloitte & Co.
    S.a. As our Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014                                            Management  For           Voted - For


591




                          GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
PAMPA ENERGIA S.A.
CUSIP: 697660207  TICKER: PAM
Meeting Date: 30-Apr-14   Meeting Type: Annual
1.  Appointment of Shareholders to Approve and Sign the
    Minutes of the Shareholders' Meeting                 Management  For           Voted - For
2.  Consideration of Balance Sheet, Statements of
    Comprehensive Income, Statements of Changes in
    Shareholders' Equity, Statements of Cash Flows,
    Notes, Auditors' Report, Supervisory Committee's
    Report, Annual Report and Corporate Governance Code. Management  For           Voted - For
3.  Consideration of Allocation of the Results for the
    Fiscal Year                                          Management  For           Voted - For
4.  Consideration of Supervisory Committee's Performance Management  For           Voted - For
5.  Consideration of Board of Directors' Performance     Management  For           Voted - For
6.  Consideration of Fees Payable to the Members of the
    Supervisory Committee for $252,000 (total Fees).     Management  For           Voted - For
7.  Consideration of Fees Payable to the Members of the
    Board of Directors for $12,065,845 (total Fees)      Management  For           Voted - For
8.  Consideration of Fees Payable to the Independent
    Auditor                                              Management  For           Abstain
9.  Appointment of Three Directors and One Alternate
    Statutory Auditor                                    Management  For           Voted - For
10. Appointment of Independent Auditor and Alternate
    Independent Auditor Who Shall Render an Opinion on
    the Financial Statements                             Management  For           Voted - For
11. Determination of Fees Payable to the Independent
    Auditor and Alternate Independent Auditor            Management  For           Voted - For
12. Consideration of Allocation of A Budgetary Item for
    the Operation of the Audit Committee                 Management  For           Abstain
13. Grant of Authorizations to Carry Out Proceedings
    and Filings Necessary to Obtain the Relevant
    Registrations                                        Management  For           Voted - For
Meeting Date: 17-Jun-14   Meeting Type: Special
1)  Appointment of Shareholders to Approve and Sign the
    Minutes of the Shareholders' Meeting.                Management  For           Voted - For
2)  Appointment of Alternate Directors.                  Management  For           Abstain
PAN AMERICAN SILVER CORP.
CUSIP: 697900108  TICKER: PAAS
Meeting Date: 08-May-14   Meeting Type: Annual and Special Meeting
01  Director                                             Management
1   Ross J. Beaty                                        Management  For           Voted - For
2   Geoffrey A. Burns                                    Management  For           Voted - For
3   Michael L. Carroll                                   Management  For           Voted - For
4   Christopher Noel Dunn                                Management  For           Voted - For


592




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Neil De Gelder                                       Management  For           Voted - For
6   Robert P. Pirooz                                     Management  For           Voted - For
7   David C. Press                                       Management  For           Voted - For
8   Walter T. Segsworth                                  Management  For           Voted - For
02  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.             Management  For           Voted - For
03  To Consider And, If Thought Appropriate, to Pass an
    Ordinary Resolution Approving the Corporation's
    Approach to Executive Compensation, the Complete
    Text of Which is Set Out in the Information
    Circular for the Meeting.                            Management  For           Voted - For
PETROBRAS ARGENTINA S.A.
CUSIP: 71646J109 TICKER: PZE
Meeting Date: 27-Mar-14 Meeting Type: Annual
1.  Consideration of the Annual Report, Inventory,
    General Balance Sheet, Statement of Income,
    Statement of Comprehensive Income, Statement of
    Changes in Shareholders' Equity, Statement of Cash
    Flow, Additional Information Given in the Notes and
    Exhibits and the English Version of the Above
    Referenced Documents; Auditor's Report, Report of
    the Statutory Syndic Committee and Additional
    Information Required by Section 68 of the Buenos
    Aires Stock Exchange Regulations for Fiscal Year
    Ended December 31, 2013.                             Management  For           Voted - For
2.  Approval of Performance of the Management and
    Supervisory Bodies for Fiscal Year Ended December
    31, 2013.                                            Management  For           Voted - For
3.  Allocation of Profits for the Year.                  Management  For           Voted - For
4.  Resolution Concerning the Balances of the Optional
    Reserve for Future Investments and Reserve for
    Future Dividends Accounts.                           Management  For           Voted - For
5.  Election of Regular Directors. Election of
    Alternate Directors and Determination of the Order
    of Priority.                                         Management  For           Abstain
6.  Election of the Regular and Alternate Members of
    the Statutory Syndic Committee.                      Management  For           Abstain
7.  Consideration of the Compensation of Directors and
    Statutory Syndic Committee's Members.                Management  For           Abstain
8.  Consideration of the Compensation of the Certified
    Public Accountant Who Audited the Financial
    Statements As of December 31, 2013 and Appointment
    of the Certified Public Accountant Who Will Perform
    As External Auditor for the New Fiscal Year.         Management  For           Voted - For
9.  Consideration of the Audit Committee's Budget.       Management  For           Abstain
10. Appointment of Two Shareholders to Sign the Minutes. Management  For           Voted - For


593




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SILVER STANDARD RESOURCES INC.
CUSIP: 82823L106 TICKER: SSRI
Meeting Date: 09-May-14 Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven.             Management  For           Voted - For
02  Director                                             Management
1   Peter W. Tomsett                                     Management  For           Voted - For
2   A.E. Michael Anglin                                  Management  For           Voted - For
3   Richard C.campbell, Mbe                              Management  For           Voted - For
4   Gustavo A. Herrero                                   Management  For           Voted - For
5   Richard D. Paterson                                  Management  For           Voted - For
6   Steven P. Reid                                       Management  For           Voted - For
7   John Smith                                           Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
04  Resolution to Confirm and Approve Advance Notice
    Policy As Set Out in the Management Information
    Circular for the Meeting.                            Management  For           Voted - For
05  Resolution to Approve the Amended and Restated
    Stock Option Plan As Set Out in the Management
    Information Circular for the Meeting.                Management  For           Voted - For
TELECOM ARGENTINA, S.A.
CUSIP: 879273209 TICKER: TEO
Meeting Date: 29-Apr-14 Meeting Type: Annual
1.  Appointment of Two Shareholders to Approve and Sign
    the Minutes of the Meeting.                          Management  For           Voted - For
2.  Review the Documents Provided for in Section 234,
    Subsection 1 of Law 19,550, the Rules of the
    Argentine National Securities Commission (comision
    Nacional De Valores ("cnv")) and the Listing
    Regulations of the Buenos Aires Stock Exchange
    (bolsa De Comercio De Buenos Aires), and of the
    Accounting Documents in English Required by the
    Rules of the U.S. Securities and Exchange
    Commission for the Twenty-fifth Fiscal Year Ended
    December 31, 2013 ('fiscal Year 2013').              Management  For           Voted - For
3.  Analysis of the Allocation of Retained Earnings As
    of December 31, 2013 (p$ 3,202,462,964.-). the
    Board of Directors Proposes the Allocation Of: (i)
    P$ 9,369,889.- to the Legal Reserve; (ii) P$
    1,201,757,911.- to 'cash Dividends'; (iii) P$
    1,991,335,164.- to 'voluntary Reserve for Future
    Capital Operations'. Delegation of Powers to the
    Board of Directors to Determine the Allocation of
    the Voluntary Reserve for Future Capital Operations
    for Their Specific Purposes.                         Management  For           Voted - For


594




    GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Review of the Performance of the Members of the
    Board of Directors and the Supervisory Committee
    from April 23, 2013 to the Date of This
    Shareholders' Meeting.                              Management  For           Voted - For
5.  Review of the Compensation of the Board of
    Directors for the Services Rendered During Fiscal
    Year 2013 (from the Shareholders' Meeting of April
    23, 2013 to the Date of This Meeting). Proposal to
    Pay the Aggregate Amount of P$ 13,300,000. -, Which
    Represents 0.41% of 'accountable Earnings',
    Calculated Under Section 3 of Chapter III, Title II
    of the Rules of Cnv (n.t. 2013).                    Management  For           Voted - For
6.  Authorize the Board of Directors to Make Advance
    Payments of Fees for Up to P$ 11,000,000.- to Those
    Directors Acting During Fiscal Year 2014 (from the
    Date of This Shareholders' Meeting Through the Date
    of the Shareholders' Meeting Reviewing the
    Documents of Such Fiscal Year and Contingent Upon
    the Decision Adopted at Such Meeting).              Management  For           Voted - Against
7.  Review of the Supervisory Committee's Compensation
    for the Services Rendered During Fiscal Year 2013
    (as from the Shareholders' Meeting of April 23,
    2013 Through the Date of This Meeting). Proposal to
    Pay the Aggregate Amount of P$ 2,960,000.           Management  For           Voted - For
8.  Determination of the Number of Members and
    Alternate Members of the Supervisory Committee for
    Fiscal Year 2014.                                   Management  For           Abstain
9.  Election of Members of the Supervisory Committee.   Management  For           Abstain
10. Election of Alternate Members of the Supervisory
    Committee.                                          Management  For           Voted - For
11. Authorize the Board of Directors to Make Advance
    Payments of Fees of Up to P$ 2,960,000.-, to Those
    Supervisory Committee Members Acting During Fiscal
    Year 2014 (from the Date of This Shareholders'
    Meeting Through the Date of the Shareholders'
    Meeting Reviewing the Documents of Such Fiscal Year
    and Contingent Upon the Decision Adopted at Such
    Meeting).                                           Management  For           Voted - For
12. Appointment of Independent Auditors for the Fiscal
    Year 2014 Financial Statements and Determination of
    Their Compensation As Well As of the Compensation
    Due to Those Acting in Fiscal Year 2013.            Management  For           Voted - For
13. Review of the Audit Committee's Budget for Fiscal
    Year 2014.                                          Management  For           Voted - For
14. Modification of the Procedure Set by the Ordinary
    Shareholders' Meeting of April 23, 2013 According
    to Which Alternate Directors Proposed by the
    Shareholder Fgs-anses are Able to Replace Directors
    Proposed by Such Shareholder.                       Management  For           Voted - For


595




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
TENARIS, S.A.
CUSIP: 88031M109 TICKER: TS
Meeting Date: 07-May-14 Meeting Type: Annual
1.  Consideration of the Consolidated Management Report
    and Related Management Certifications on the
    Company's Consolidated Financial Statements As of
    and for the Year Ended 31 December 2013, and on the
    Annual Accounts As at 31 December 2013, and of the
    Independent Auditors' Reports on Such Consolidated
    Financial Statements and Annual Accounts.           Management  For           Voted - For
2.  Approval of the Company's Consolidated Financial
    Statements As of and for the Year Ended 31 December
    2013.                                               Management  For           Voted - For
3.  Approval of the Company's Annual Accounts As of 31
    December 2013.                                      Management  For           Voted - For
4.  Allocation of Results and Approval of Dividend
    Payment for the Year Ended 31 December 2013.        Management  For           Voted - For
5.  Discharge of the Members of the Board of Directors
    for the Exercise of Their Mandate During the Year
    Ended 31 December 2013.                             Management  For           Voted - For
6.  Election of Members of the Board of Directors.      Management  For           Voted - Against
7.  Compensation of Members of the Board of Directors.  Management  For           Voted - For
8.  Appointment of the Independent Auditors for the
    Fiscal Year Ending 31 December 2014, and Approval
    of Their Fees.                                      Management  For           Voted - For
9.  Authorization to the Board of Directors to Cause
    the Distribution of All Shareholder Communications,
    Including Its Shareholder Meeting and Proxy
    Materials and Annual Reports to Shareholders, by
    Such Electronic Means As is Permitted by Any
    Applicable Laws Or Regulations.                     Management  For           Voted - For
1.  Consideration of the Consolidated Management Report
    and Related Management Certifications on the
    Company's Consolidated Financial Statements As of
    and for the Year Ended 31 December 2013, and on the
    Annual Accounts As at 31 December 2013, and of the
    Independent Auditors' Reports on Such Consolidated
    Financial Statements and Annual Accounts.           Management  For           Voted - For
2.  Approval of the Company's Consolidated Financial
    Statements As of and for the Year Ended 31 December
    2013.                                               Management  For           Voted - For
3.  Approval of the Company's Annual Accounts As of 31
    December 2013.                                      Management  For           Voted - For
4.  Allocation of Results and Approval of Dividend
    Payment for the Year Ended 31 December 2013.        Management  For           Voted - For
5.  Discharge of the Members of the Board of Directors
    for the Exercise of Their Mandate During the Year
    Ended 31 December 2013.                             Management  For           Voted - For
6.  Election of Members of the Board of Directors.      Management  For           Voted - Against
7.  Compensation of Members of the Board of Directors.  Management  For           Voted - For


596




                         GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.  Appointment of the Independent Auditors for the
    Fiscal Year Ending 31 December 2014, and Approval
    of Their Fees.                                      Management  For           Voted - For
9.  Authorization to the Board of Directors to Cause
    the Distribution of All Shareholder Communications,
    Including Its Shareholder Meeting and Proxy
    Materials and Annual Reports to Shareholders, by
    Such Electronic Means As is Permitted by Any
    Applicable Laws Or Regulations.                     Management  For           Voted - For
TRANSPORTADORA DE GAS DEL SUR S.A.
CUSIP: 893870204 TICKER: TGS
Meeting Date: 30-Apr-14  Meeting Type: Annual
1.  Appointment of Two Shareholders to Subscribe the
    Minutes of the Meeting.                             Management  For           Voted - For
2.  Amendment of Articles 20, 24, 26 Bis, 29 Bis and 43
    Bis of the By-laws.                                 Management  For           Abstain
3.  Reorganized by Laws.                                Management  For           Abstain
4.  Delegation on the Board of Directors, with
    Authority to Make Sub Delegation, to Make As Many
    Acts Were Necessary for the Registration of the
    Statutory Reforms Resolved in Point 2) and the by
    Laws Reorganization Adopted in Point 3) Before the
    Competent Authorities.                              Management  For           Abstain
5.  Consideration of the Annual Report, Inventory,
    Financial Statements, Information Review,
    Information Required by Section 68 of the Buenos
    Aires Stock Exchange Regulations, Auditor's Report
    and Statutory Audit Committee's Report, in
    Accordance with Section 234, Paragraph 1 of Law
    19,500, for the Fiscal Year Ended December 31, 2013
    and the English Version.                            Management  For           Voted - For
6.  Consideration of the Allocation of the Net Income
    for the Fiscal Year Ended December 31, 2013.        Management  For           Abstain
7.  Resolution About the Allocation of the Voluntary
    Reserve Balance (future Capital Expenditures
    Reserve and Future Dividend Reserve) Approved by
    the Ordinary Shareholders' Meeting Held on April
    25, 2013 (as Shown in the Consolidated Statement of
    Changes in Equity for the Year Ended December 31,
    2013 and 2012 in the Annual Report As of December
    31, 2013).                                          Management  For           Abstain
8.  Consideration of the Actions Carried Out by the
    Board of Directors and the Statutory Audit
    Committee During the Fiscal Year Ended December 31,
    2013 and Determination of Their Compensation, for
    Which Purpose Article 5; Section I, Chapter III of
    Comision Nacional De Valores (new Text 2013) Shall
    Not Apply.                                          Management  For           Voted - For
9.  Consideration of the Auditing Committee Operating
    Budget for the Fiscal Year 2014.                    Management  For           Abstain


597




                        GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10. Determination of the Quantity and Appointment of
    the Board of Directors Members and Alternate
    Members.                                            Management  For           Abstain
11. Determination of the Term of Office of Directors
    Appointed Under the Previous Point.                 Management  For           Abstain
12. Appointment of Statutory Audit Committee Regular
    and Alternate Members.                              Management  For           Abstain
13. Consideration of the Compensation of the
    Independent Auditors That Certified the Financial
    Statements for Fiscal Year 2013.                    Management  For           Abstain
14. Appointment of the Regular and Alternate
    Independent Auditors to Certify the Financial
    Statements for Fiscal Year 2014.                    Management  For           Voted - For
YAMANA GOLD INC.
CUSIP: 98462Y100 TICKER: AUY
Meeting Date: 30-Apr-14 Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Peter Marrone                                       Management  For           Voted - For
2   Patrick J. Mars                                     Management  For           Voted - For
3   John Begeman                                        Management  For           Voted - For
4   Alexander Davidson                                  Management  For           Voted - For
5   Richard Graff                                       Management  For           Voted - For
6   Nigel Lees                                          Management  For           Voted - For
7   Carl Renzoni                                        Management  For           Voted - For
8   Dino Titaro                                         Management  For           Voted - For
02  Appoint the Auditors - Deloitte LLP See Page 7 of
    our Management Information Circular.                Management  For           Voted - For
03  Resolution to Approve the New General By-law No. 1
    See Page 8 of our Management Information Circular.  Management  For           Voted - For
04  On an Advisory Basis, and Not to Diminish the Role
    and Responsibilities of our Board, You Accept the
    Approach to Executive Compensation Disclosed in our
    2014 Management Information Circular. See Page 8 of
    our Management Information Circular.                Management  For           Voted - Against
YPF SOCIEDAD ANONIMA
CUSIP: 984245100 TICKER: YPF
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Meeting.                                     Management  For           Voted - For
2.  Consideration of the Board of Directors'
    Resolutions Regarding the Creation of A Long-term
    Plan of Compensation in Shares for Employees,
    Through the Acquisition of Shares Held by the
    Company in Accordance with Article 64 Et. Seq. of
    Law 26,831. Exemption from the Preemptive Offer of


598




    GLOBAL X FTSE ARGENTINA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares to Shareholders Pursuant to Article 67 of
    Law 26,831.                                          Management  For           Voted - For
3.  Consideration of the Annual Report, Inventory,
    Balance Sheet, Income Statement, Statement of
    Changes in Shareholders' Equity and Statement of
    Cash Flow, with Their Notes, Charts, Exhibits and
    Related Documents, and the Report of the
    Supervisory Committee and Independent Auditor,
    Corresponding to the Fiscal Year No. 37 Begun on
    January 1, 2013 and Ended on December 31, 2013.      Management  For           Voted - For
4.  Use of Profits Accumulated As of December 31, 2013.
    Constitution of Reserves. Declaration of Dividends.  Management  For           Voted - For
5.  Remuneration of the Independent Auditor for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
6.  Appointment of the Independent Auditor Who Shall
    Report on the Annual Financial Statements As of
    December 31, 2014 and Determination of Its
    Remuneration.                                        Management  For           Voted - For
7.  Extension of the Powers Delegated to the Board of
    Directors to Determine the Terms and Conditions of
    the Notes Issued Under the Current Global
    Medium-term Notes Program.                           Management  For           Voted - For
8.  Consideration of the Performance of the Board of
    Directors and the Supervisory Committee During the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
9.  Remuneration of the Board of Directors for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
10. Remuneration of the Supervisory Committee for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
11. Determination of the Number of Regular and
    Alternate Members of the Supervisory Committee.      Management  For           Abstain
12. Appointment of One Regular and One Alternate Member
    of the Supervisory Committee for the Class A Shares. Management  For           Abstain
13. Appointment of the Regular and Alternate Members of
    the Supervisory Committee for the Class D Shares.    Management  For           Abstain
14. Determination of the Number of Regular and
    Alternate Members of the Board of Directors.         Management  For           Voted - Against
15. Appointment of One Regular and One Alternate
    Director for the Class A Shares and Determination
    of Their Tenure.                                     Management  For           Voted - For
16. Appointment of the Regular and Alternate Directors
    for Class D Shares and Determination of Their
    Tenure.                                              Management  For           Voted - For
17. Determination of the Remuneration to be Received by
    the Members of the Board of Directors and the
    Members of the Supervisory Committee for the Fiscal
    Year Begun on January 1, 2014.                       Management  For           Abstain
18. Consideration of the Withdrawal of the Corporate
    Liability Action Initiated by the Company Against
    Mr. Antonio Brufau Niubo.                            Management  For           Abstain


599

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ADVANCED INFO SERVICE PUBLIC CO LTD
CUSIP: Y0014U183
Meeting Date: 26-Mar-14   Meeting Type: Annual General Meeting
    3 Mar 2014: Please Note That This is an Amendment
    to Meeting Id 281726 Due To-addition of Resolutions
    and Change in Voting Status of Resolutions 1 and 3.
    Al-l Votes Received on the Previous Meeting Will be
    Disregarded and You Will Need-to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   Matter to be Informed                               Non-Voting                Non-Voting
2   To Consider and Adopt the Minutes of the Annual
    General Meeting of Shareholders for 2013, Held on
    27 March 2013                                       Management  For           Voted - For
3   To Acknowledge the Board of Directors Report on the
    Company's Operating Result-s for 2013               Non-Voting                Non-Voting
4   To Consider and Approve the Audited Financial
    Statements for the Year 2013 Ended 31 December 2013 Management  For           Voted - For
5   To Consider and Appropriate the Net Profit for 2013
    As the Annual Dividend                              Management  For           Voted - For
6   To Consider and Approve the Appointment of the
    Company's External Auditors and Fix Their
    Remuneration for 2014                               Management  For           Voted - For
7.A To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mr. Somprasong Boonyachai                           Management  For           Voted - For
7.B To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mr. Ng Ching-wah                                    Management  For           Voted - For
7.C To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mrs. Tasanee Manorot                                Management  For           Voted - For
8   To Consider and Appoint the New Director: Mr.
    Krairit Euchukanonchai                              Management  For           Voted - For
9   To Consider and Approve the Remuneration of the
    Board of Directors for 2014                         Management  For           Voted - Against
10  To Consider and Approve A Letter to Confirm the
    Prohibitive Characters in Connection with Foreign
    Dominance                                           Management  For           Voted - For
11  To Consider and Approve the Issuance and Sale of
    Warrants to Directors and Employees of the Company
    and Subsidiaries of Not Exceeding 680,000 Units     Management  For           Voted - For
12  To Consider and Approve the Allotment of Not More
    Than 680,000 Ordinary Shares at A Par Value of 1
    Baht Per Share for the Conversion of Warrants to be
    Issued to Directors and Employees of the Company
    and Subsidiaries                                    Management  For           Voted - For


600




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
13.A To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted(approve the Allocation of Warrants to Each
Person): Mr. Wichian Mektrakarn (not Exceeding
42,700 Units)                                          Management  For           Voted - For
13.B To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mrs. Suwimol Kaewkoon (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.C To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Pong- Amorn Nimpoonsawat (not
Exceeding 37,700 Units)                                Management  For           Voted - For
13.D To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Ms. Somchai Lertsutiwong (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.E To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mrs. Vilasinee Puddhikarant (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.F To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Kriengsak Wanichnatee (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.G To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Walan Norasetpakdi (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.H To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each


601




                             GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Person): Mr. Weerawat Kiattipongthaworn (not
     Exceeding 37,700 Units)                              Management  For           Voted - For
13.I To Consider and Approve the Allotment of Warrants
     to Directors and Employees of the Company and
     Subsidiaries, Each of Whom is Entitled to Warrants
     in Exceeding Five (5) Percent of the Total Warrants
     Granted (approve the Allocation of Warrants to Each
     Person): Ms. Issara Dejakaisaya (not Exceeding
     37,700 Units)                                        Management  For           Voted - For
14   Other Business (if Any)                              Management  For           Voted - Against
     3 Mar 2014: Please Note That This is A Revision Due
     to Modification to Text Of-comment. If You Have
     Already Sent in Your Votes for Mid: 287490 Please
     Do No-t Revote on This Meeting Unless You Decide to
     Amend Your Instructions.                             Non-Voting                Non-Voting
AXIATA GROUP BHD
CUSIP: Y0488A101
Meeting Date: 28-May-14      Meeting Type: Annual General Meeting
1    To Receive the Audited Financial Statements for the
     Financial Year Ended 31 December 2013 Together with
     the Report of the Directors and the Auditors Thereon Management  For           Voted - For
2    To Declare A Final Tax Exempt Dividend Under Single
     Tier System of 14 Sen Per Ordinary Share for the
     Financial Year Ended 31 December 2013                Management  For           Voted - For
3    To Re-elect Datuk Azzat Kamaludin Who Retires by
     Rotation Pursuant to Article 93 of the Company's
     Articles of Association and Being Eligible, Offers
     Himself for Reelection                               Management  For           Voted - For
4    To Re-elect Juan Villalonga Navarro Who Retires by
     Rotation Pursuant to Article 93 of the Company's
     Articles of Association and Being Eligible, Offers
     Himself for Reelection                               Management  For           Voted - Against
5    To Re-elect Kenneth Shen Who Retires by Rotation
     Pursuant to Article 93 of the Company's Articles of
     Association and Being Eligible, Offers Himself for
     Re-election                                          Management  For           Voted - For
6    To Approve the Payment of Directors' Fees of
     Rm30,000.00 Per Month for the Non-executive
     Chairman (nec) and Rm20,000.00 Per Month for Each
     Non- Executive Director (ned) with Effect from the
     22nd Annual General Meeting (22nd Agm) Until the
     Next Annual General Meeting of the Company           Management  For           Voted - For
7    To Determine and Approve the Payment of the
     Following Directors' Fees with Effect from the 22nd
     Agm Until the Next Annual General Meeting of the
     Company: I) Directors' Fees of Rm4,000.00 Per Month
     to the Nec and Rm2,000.00 Per Month to Each of the
     Neds Who are Members of the Board Audit Committee;
     II) Directors' Fees of Rm1,200.00 Per Month to the
     Nec and Rm800.00 Per Month to Each of the Neds Who
     are Members of the Board Nomination Committee; and


602




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    III) Directors' Fees of Rm1,200.00 Per Month to the
    Nec and Rm800.00 Per Month to Each of the Neds Who
    are Members of the Board Remuneration Committee;
    (each of the Foregoing Payments Being Exclusive of
    the Others)                                         Management  For           Voted - For
8   To Re-appoint Messrs PricewaterhouseCoopers Having
    Consented to Act As the Auditors of the Company for
    the Financial Year Ending 31 December 2014 and to
    Authorise the Directors to Fix Their Remuneration   Management  For           Voted - For
9   Proposed Shareholders' Mandate for Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature                                              Management  For           Voted - For
10  Authority Under Section 132d of the Companies Act,
    1965 for Directors to Allot and Issue Shares in the
    Company                                             Management  For           Voted - For
11  Proposed Dividend Reinvestment Scheme That Provides
    the Shareholders of Axiata ("shareholders") with
    the Option to Elect to Reinvest Their Cash Dividend
    Entitlements in New Ordinary Shares of Rm1.00 Each
    in Axiata ("axiata Shares") ("proposed Drs")        Management  For           Voted - For
12  Proposed Extension of the Duration of Axiata's
    Performance Based Share Option and Share Scheme
    ("axiata Share Scheme")                             Management  For           Voted - For
BANGKOK BANK PUBLIC CO LTD, BANGKOK
CUSIP: Y0606R101
Meeting Date: 11-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You  Non-Voting                Non-Voting
1   To Approve the Minutes of the 20th Annual Ordinary
    Meeting of Shareholders-held on April 12, 2013      Non-Voting                Non-Voting
2   To Acknowledge the Report on the Results of
    Operations for the Year 2013 As-presented in the
    Annual Report                                       Non-Voting                Non-Voting
3   To Acknowledge the Report of the Audit Committee
    for the Year 2013                                   Non-Voting                Non-Voting
4   To Approve the Financial Statements for the Year
    Ended December 31, 2013                             Non-Voting                Non-Voting
5   To Approve the Appropriation of Profit and the
    Payment of Dividend for The-year 2013               Non-Voting                Non-Voting
6.1 To Elect Director in Place of Those Retiring by
    Rotation: Admiral Prachet-siridej                   Non-Voting                Non-Voting
6.2 To Elect Director in Place of Those Retiring by
    Rotation: Mr. Singh-tangtatswas                     Non-Voting                Non-Voting
6.3 To Elect Director in Place of Those Retiring by
    Rotation: Mr. Amorn-chandarasomboon                 Non-Voting                Non-Voting
6.4 To Elect Director in Place of Those Retiring by
    Rotation: Mr. Charn-sophonpanich                    Non-Voting                Non-Voting


603




                         GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.5 To Elect Director in Place of Those Retiring by
    Rotation: Mr. Kanung Luchaid                        Non-Voting                Non-Voting
6.6 To Elect Director in Place of Those Retiring by
    Rotation: Mr. Thaweelap-rittapiromd                 Non-Voting                Non-Voting
7   To Acknowledge the Directors' Remuneration          Non-Voting                Non-Voting
8   To Appoint the Auditors and Determine the
    Remuneration                                        Non-Voting                Non-Voting
9   Other Business                                      Non-Voting                Non-Voting
CAPITALAND LTD
CUSIP: Y10923103
Meeting Date: 25-Apr-14  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and
    Audited Financial Statements for the Year Ended 31
    December 2013 and the Auditors' Report Thereon      Management  For           Voted - For
2   To Declare A First and Final 1-tier Dividend of Sgd
    0.08 Per Share for the Year Ended 31 December 2013  Management  For           Voted - For
3   To Approve Directors' Fees of Sgd 2,270,367 for the
    Year Ended 31 December 2013 Comprising: (a) Sgd
    1,714,366.80 to be Paid in Cash (2012: Sgd
    1,474,641.30); and (b) Sgd 556,000.20 to be Paid in
    the Form of Share Awards Under the Capitaland
    Restricted Share Plan 2010, with Any Residual
    Balance to be Paid in Cash (2012: Sgd 557,417.70)   Management  For           Voted - For
4   To Re-appoint Mr John Powell Morschel, Who is
    Retiring Under Section 153(6) of the Companies Act,
    Chapter 50 of Singapore, to Hold Office from the
    Date of This Agm Until the Next Agm of the Company  Management  For           Voted - For
5.a To Re-elect the Following Director, Who are
    Retiring by Rotation Pursuant to Article 95 of the
    Articles of Association of the Company and Who,
    Being Eligible, Offer Himself for Re-election: Mr
    James Koh Cher Siang                                Management  For           Voted - For
5.b To Re-elect the Following Director, Who are
    Retiring by Rotation Pursuant to Article 95 of the
    Articles of Association of the Company and Who,
    Being Eligible, Offer Himself for Re-election: Mr
    Simon Claude Israel                                 Management  For           Voted - For
6   To Re-appoint KPMG LLP As Auditors of the Company
    and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
7   That Pursuant to Article 101 of the Articles of
    Association of the Company, Dr Philip Nalliah
    Pillai be and is Hereby Appointed As A Director of
    the Company with Effect from 25 April 2014          Management  For           Voted - For
8   That Pursuant to Section 161 of the Companies Act,
    Chapter 50 of Singapore and Rule 806 of the Listing
    Manual of the Singapore Exchange Securities Trading
    Limited ("sgx-st"), Authority be and is Hereby
    Given to the Directors of the Company To: (a) (i)
    Issue Shares in the Capital of the Company


604




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
("shares") Whether by Way of Rights, Bonus Or
Otherwise; And/or (ii) Make Or Grant Offers,
Agreements Or Options (collectively, "instruments")
That Might Or Would Require Shares to be Issued,
Including But Not Limited to The                    Management  For           Voted - For
Creation and Issue of (as Well As Adjustments To)
Securities, Warrants, Debentures Or Other
Instruments Convertible Into Shares, at Any Time
and Upon Such Terms and Conditions and for Such
Purposes and to Such Persons As the Directors May
in Their Absolute Discretion Deem Fit; and (b)
Issue Shares in Pursuance Contd                                               Non-Voting
Contd of Any Instrument Made Or Granted by the
Directors While This-resolution Was in Force
(notwithstanding the Authority Conferred by This-
Resolution May Have Ceased to be in Force),
Provided That: (1) the Aggregate-number of Shares
to be Issued Pursuant to This Resolution (including
Shares-to be Issued in Pursuance of Instruments
Made Or Granted Pursuant to This- Resolution) Shall
Not Exceed Fifty Per Cent. (50%) of the Total
Number Of-issued Shares (excluding Treasury Shares)
in the Capital of the Company (as-calculated in
Accordance with Sub-paragraph (2) Below), of Which
The-aggregate Number of Shares to be Issued Other
Than on A Pro Rata Basis To-shareholders of the
Company (including Shares to be Issued in Pursuance
Of-instruments Made Or Granted Pursuant to This
Resolution) Shall Not Exceed Ten-per Cent. (10%) of
Contd                                               Non-Voting                Non-Voting
Contd the Total Number of Issued Shares (excluding
Treasury Shares) in The-capital of the Company (as
Calculated in Accordance with Sub- Paragraph
(2)-below); (2) (subject to Such Manner of
Calculation As May be Prescribed By- the Sgx-st for
the Purpose of Determining the Aggregate Number of
Shares That-may be Issued Under Sub-paragraph (1)
Above, the Total Number of Issued-shares (excluding
Treasury Shares) in the Capital of the Company
Shall Be-based on the Total Number of Issued Shares
(excluding Treasury Shares) in The-capital of the
Company at the Time This Resolution is Passed,
After Adjusting-for: (i) Any New Shares Arising
from the Conversion Or Exercise of Any-convertible
Securities Or Share Options Or Vesting of Share
Awards Which Are- Outstanding Or Subsisting at the
Time This Resolution is Passed; and (ii) Any-contd  Non-Voting                Non-Voting
Contd Subsequent Bonus Issue, Consolidation Or
Subdivision of Shares; (3) In-exercising the
Authority Conferred by This Resolution, the Company
Shall-comply with the Provisions of the Listing
Manual of the Sgx-st for the Time-being in Force
(unless Such Compliance Has Been Waived by the
Sgx-st) and The-articles of Association for the
Time Being of the Company; and (4) (unless-revoked
Or Varied by the Company in General Meeting) the


605




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Authority Conferred-by This Resolution Shall
    Continue in Force Until (i) the Conclusion of
    The-next Agm of the Company Or (ii) the Date by
    Which the Next Agm of the Company-is Required by
    Law to be Held, Whichever is the Earlier            Non-Voting                Non-Voting
9   That the Directors of the Company be and are Hereby
    Authorised To: (a) Grant Awards in Accordance with
    the Provisions of the Capitaland Performance Share
    Plan 2010 (the "performance Share Plan") And/or the
    Capitaland Restricted Share Plan 2010 (the
    "restricted Share Plan"); and (b) Allot and Issue
    from Time to Time Such                              Management  For           Voted - For
    Number of Shares in the Capital of the Company As
    May be Required to be Issued Pursuant to the
    Vesting of Awards Granted Under the Performance
    Share Plan And/or the Restricted Share Plan,
    Provided That the Aggregate Number of New Shares to
    be Issued, When Aggregated with Existing Shares
    (including Treasury Shares and Cash Equivalents)
    Delivered And/or to be Delivered Pursuant to the
    Performance Share Plan, the Restricted Share Plan
    and All Shares, Options Or Awards Granted Under Any
    Other Share Schemes of Contd                                                  Non-Voting
    Contd the Company Then in Force, Shall Not Exceed
    Eight Per Cent. (8%) of The-total Number of Issued
    Shares (excluding Treasury Shares) in the Capital
    Of-the Company from Time to Time                    Non-Voting                Non-Voting
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Renewal of the Share Purchase Mandate               Management  For           Voted - For
CIMB GROUP HOLDINGS BHD
CUSIP: Y1636J101
Meeting Date: 15-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 and the
    Reports of the Directors and Auditors Thereon       Management  For           Voted - For
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 76 of the Company's Articles of
    Association: Tan Sri Dato' Md Nor Yusof             Management  For           Voted - For
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 76 of the Company's Articles of
    Association: Dato' Sri Nazir Razak                  Management  For           Voted - For
4   To Approve the Payment of Directors' Fees Amounting
    to Rm804,307 for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Re-appoint Messrs. PricewaterhouseCoopers As
    Auditors of the Company and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
6   Proposed Renewal of the Authority for Directors to
    Issue Shares                                        Management  For           Voted - For


606




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Proposed Renewal of the Authority for Directors to
    Allot and Issue New Ordinary Shares of Rm1.00 Each
    in the Company (cimb Shares) in Relation to the
    Dividend Reinvestment Scheme That Provides the
    Shareholders of the Company with the Option to
    Elect to Reinvest Their Cash Dividend Entitlements
    in New Ordinary Shares of Rm1.00 Each in the
    Company (dividend Reinvestment Scheme) "that
    Pursuant to the Dividend Reinvestment Scheme (drs)
    Approved at the Extraordinary General Meeting Held
    on 25 February 2013, Approval be and is Hereby
    Given to the Company to Allot and Issue Such Number
    of New Cimb Shares for the Drs Until the Conclusion
    of the Next Annual General Meeting, Upon Such Terms
    and Conditions and to Such Persons As the Directors
    May, in Contd                                       Management  For           Voted - For
    Contd Their Absolute Discretion, Deem Fit and in
    the Interest of the Company-provided That the Issue
    Price of the Said New Cimb Shares Shall be Fixed
    By-the Directors at Not More Than 10% Discount to
    the Adjusted 5 Day Volume-weighted Average Market
    Price (vwamp) of Cimb Shares Immediately Prior to
    The-price-fixing Date, of Which the Vwamp Shall be
    Adjusted Ex-dividend Before-applying the
    Aforementioned Discount in Fixing the Issue Price
    and Not Less-than the Par Value of Cimb Shares at
    the Material Time; and That The-directors and the
    Secretary of the Company be and are Hereby
    Authorised to Do-all Such Acts and Enter Into All
    Such Transactions, Arrangements And-documents As
    May be Necessary Or Expedient in Order to Give Full
    Effect To-the Drs with Full Power to Assent to Any
    Conditions, Modifications,-variations And/or Contd  Non-Voting                Non-Voting
    Contd Amendments (if Any) As May be Imposed Or
    Agreed to by Any Relevant-authorities Or Consequent
    Upon the Implementation of the Said
    Conditions,-modifications, Variations And/or
    Amendments, As They, in Their Absolute- Discretion,
    Deemed Fit and in the Best Interest of the Company  Non-Voting                Non-Voting
8   Proposed Renewal of the Authority to Purchase Own
    Shares                                              Management  For           Voted - For
    04 Apr 2014: A Member Shall be Entitled to Appoint
    Only One (1) Proxy Unless H-e/she Has More Than
    1,000 Shares in Which Case He/she May Appoint Up to
    Five (-5) Proxies Provided Each Proxy Appointed
    Shall Represent at Least 1,000 Shares               Non-Voting                Non-Voting
    04 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting


607

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CP ALL PUBLIC COMPANY LTD
CUSIP: Y1772K169
Meeting Date: 19-Sep-13 Meeting Type: ExtraOrdinary General Meeting
1   To Certify the Minute of the Egm of Shareholders
    No. 1/2013                                          Management  For           Voted - For
2   To Consider and Approve the Issuance and Offering
    of the Bonds                                        Management  For           Voted - Against
3   Others (if Any)                                     Management  For           Voted - Against
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Receipt
    of Additional Comment. If Y-ou Have Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    284760 Due to Deletion Of-resolution "9". All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   To Certify the Minute of the Extraordinary General
    Meeting of Shareholders No. 2/2013                  Management  For           Voted - For
2   To Consider the Board of Directors Report Regarding
    the Last Year Operations of the Company             Management  For           Voted - For
3   To Consider and Approve Balance Sheet and Income
    Statement for the Year Ended December 31, 2013      Management  For           Voted - For
4   To Consider and Approve the Allocation of Profit
    for Legal Reserve and the Cash Dividend Payment     Management  For           Voted - For
5.1 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Prasert Jarupanich         Management  For           Voted - Against
5.2 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Narong Chearavanont        Management  For           Voted - For
5.3 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Pittaya Jearavisitkul      Management  For           Voted - For
5.4 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Piyawat Titasattavorakul   Management  For           Voted - For


608




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.5 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Umroong Sanphasitvong       Management  For           Voted - For
6   To Consider and Approve the Directors Remuneration   Management  For           Voted - Against
7   To Consider and Approve the Appointment of the
    Company's Auditors and Fix the Auditors Remuneration Management  For           Voted - For
8   To Consider and Approve the Issuance and Offering
    of the Bonds                                         Management  For           Voted - Against
9   Others (if Any)                                      Management  For           Voted - Against
DBS GROUP HOLDINGS LTD, SINGAPORE
CUSIP: Y20246107
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Consider the Directors' Report and
    Audited Financial Statements for the Year Ended 31
    December 2013 and the Auditors' Report Thereon       Management  For           Voted - For
2   To Declare A One-tier Tax Exempt Final Dividend of
    30 Cents Per Ordinary Share, for the Year Ended 31
    December 2013. 2012: Final Dividend of 28 Cents
    Per Ordinary Share, One- Tier Tax Exempt             Management  For           Voted - For
3   To Declare A One-tier Tax Exempt Final Dividend of
    2 Cents Per Non- Voting Redeemable Convertible
    Preference Share, for the Year Ended 31 December
    2013. 2012: 2 Cents Per Non-voting Redeemable
    Convertible Preference Share, One- Tier Tax Exempt   Management  For           Voted - For
4   To Approve the Amount of Sgd3,687,232 Proposed As
    Directors' Remuneration for the Year Ended 31
    December 2013. 2012: Sgd2,923,438                    Management  For           Voted - For
5   To Re-appoint Messrs PricewaterhouseCoopers LLP As
    Auditors of the Company and to Authorise the
    Directors to Fix Their Remuneration                  Management  For           Voted - For
6   To Re-elect the Following Director, Who is Retiring
    Under Article 95 of the Company's Articles of
    Association and Who, Being Eligible, Offer Himself
    for Re-election: Mr Piyush Gupta                     Management  For           Voted - For
7   To Re-elect the Following Director, Who is Retiring
    Under Article 95 of the Company's Articles of
    Association and Who, Being Eligible, Offer Himself
    for Re-election: Dr Bart Joseph Broadman             Management  For           Voted - For
8   To Re-elect the Following Director, Who is Retiring
    Under Article 95 of the Company's Articles of
    Association and Who, Being Eligible, Offer Himself
    for Re-election: Mr Ho Tian Yee                      Management  For           Voted - For
9   To Re-appoint Mr Nihal Vijaya Devadas Kaviratne Cbe
    As A Director Pursuant to Section 153(6) of the
    Companies Act, Chapter 50.                           Management  For           Voted - For
10  That Authority be and is Hereby Given to the
    Directors of the Company To: (a) Allot and Issue
    from Time to Time Such Number of Ordinary Shares in
    the Capital of the Company ("dbsh Ordinary Shares")
    As May be Required to be Issued Pursuant to the


609




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Exercise of Options Under the Dbsh Share Option
Plan; and (b) Offer and Grant Awards in Accordance
with the Provisions of the Dbsh Share Plan and to
Allot and Issue from Time to Time Such Number of
Dbsh Ordinary Shares As May be Required to be
Issued Pursuant to the Vesting of Awards Under the
Dbsh Share Plan, Provided Always That: (1) the
Aggregate Number of New Dbsh Ordinary Shares to be
Issued Pursuant to the Exercise of Options Granted
Under the Dbsh Share Option Plan and the Vesting of
Awards Granted Or to be Granted Under the Dbsh
Share Plan Shall Not Exceed 5 Per Cent of Contd     Management  For           Voted - For
Contd the Total Number of Issued Shares (excluding
Treasury Shares) in The-capital of the Company from
Time to Time; and (2) the Aggregate Number of
New-dbsh Ordinary Shares Under Awards to be Granted
Pursuant to the Dbsh Share-plan During the Period
Commencing from the Date of This Annual General-
Meeting of the Company and Ending on the Date of
the Next Annual General-meeting of the Company Or
the Date by Which the Next Annual General
Meeting-of the Company is Required by Law to be
Held, Whichever is the Earlier, Shall-not Exceed 2
Per Cent of the Total Number of Issued Shares
(excluding- Treasury Shares) in the Capital of the
Company from Time to Time                           Non-Voting                Non-Voting
11 That Authority be and is Hereby Given to the
Directors of the Company To: (a) (i) Issue Shares
in the Capital of the Company ("shares") Whether by
Way of Rights, Bonus Or Otherwise; And/or (ii) Make
Or Grant Offers, Agreements Or Options
(collectively, "instruments") That Might Or Would
Require Shares to be Issued, Including But Not
Limited to the Creation and Issue of (as Well As
Adjustments To) Warrants, Debentures Or Other
Instruments Convertible Into Shares, at Any Time
and Upon Such Terms and Conditions and for Such
Purposes and to Such Persons As the Directors May
in Their Absolute Discretion Deem Fit; and (b)      Management  For           Voted - For
(notwithstanding the Authority Conferred by This
Resolution May Have Ceased to be in Force) Issue
Shares in Pursuance of Any Instrument Made Or
Granted by the Directors While This Resolution Was
in Force, Contd                                                               Non-Voting
Contd Provided That: (1) the Aggregate Number of
Shares to be Issued Pursuant-to This Resolution
(including Shares to be Issued in Pursuance of
Instruments-made Or Granted Pursuant to This
Resolution) Does Not Exceed 50 Per Cent Of-the
Total Number of Issued Shares (excluding Treasury
Shares) in the Capital-of the Company (as
Calculated in Accordance with Paragraph (2) Below),
Of-which the Aggregate Number of Shares to be
Issued Other Than on A Pro Rata-basis to
Shareholders of the Company (including Shares to be
Issued In- Pursuance of Instruments Made Or Granted


610




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Pursuant to This Resolution) Shall-be Less Than 10
    Per Cent of the Total Number of Issued Shares
    (excluding-treasury Shares) in the Capital of the
    Company (as Calculated in Accordance-with Paragraph
    (2) Below); (2) (subject to Such Manner of
    Calculation And- Contd                               Non-Voting                Non-Voting
    Contd Adjustments As May be Prescribed by the
    Singapore Exchange Securities-trading Limited
    ("sgx-st")), for the Purpose of Determining the
    Aggregate-number of Shares That May be Issued Under
    Paragraph (1) Above, the Percentage- of Issued
    Shares Shall be Based on the Total Number of Issued
    Shares- (excluding Treasury Shares) in the Capital
    of the Company at the Time This-resolution is
    Passed, After Adjusting For: (i) New Shares Arising
    from The-conversion Or Exercise of Any Convertible
    Securities Or Share Options Or-vesting of Share
    Awards Which are Outstanding Or Subsisting at the
    Time This-resolution is Passed; and (ii) Any
    Subsequent Bonus Issue, Consolidation
    Or-subdivision of Shares; (3) in Exercising the
    Authority Conferred by This-resolution, the Company
    Shall Comply with the Provisions of the
    Listing-manual of the Contd                          Non-Voting                Non-Voting
    Contd Sgx-st for the Time Being in Force (unless
    Such Compliance Has Been-waived by the Sgx-st) and
    the Articles of Association for the Time Being
    Of-the Company; and (4) (unless Revoked Or Varied
    by the Company in General-meeting) the Authority     Non-Voting                Non-Voting
    Conferred by This Resolution Shall Continue in
    Force-until the Conclusion of the Next Annual
    General Meeting of the Company Or The-date by Which
    the Next Annual General Meeting of the Company is
    Required By-law to be Held, Whichever is the Earlier                           Non-Voting
12  That Authority be and is Hereby Given to the
    Directors of the Company to Allot and Issue Such
    Number of New Ordinary Shares and New Non-voting
    Redeemable Convertible Preference Shares in the
    Capital of the Company As May be Required to be
    Allotted and Issued Pursuant to the Application of
    the Dbsh Scrip Dividend Scheme to the Final
    Dividends of 30 Cents Per Ordinary Share and 2
    Cents Per Non-voting Redeemable Convertible
    Preference Share, for the Year Ended 31 December
    2013                                                 Management  For           Voted - For
13  That Authority be and is Hereby Given to the
    Directors of the Company to Apply the Dbsh Scrip
    Dividend Scheme to Any Dividend(s) Which May be
    Declared for the Year Ending 31 December 2014 and
    to Allot and Issue Such Number of New Ordinary
    Shares and New Non-voting Redeemable Convertible
    Preference Shares in the Capital of the Company As
    May be Required to be Allotted and Issued Pursuant
    Thereto                                              Management  For           Voted - For


611




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 28-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Renewal of the Share Purchase Mandate  Management  For           Voted - For
DIGI.COM BHD
CUSIP: Y2070F100
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
1   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(a) : Mr Sigve Brekke  Management  For           Voted - For
2   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(a): Dato' Saw Choo
    Boon                                                Management  For           Voted - For
3   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(e): Ms Yasmin Binti
    Aladad Khan                                         Management  For           Voted - For
4   To Approve the Directors' Allowances of
    Rm527,710.00 for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
6   Proposed Renewal of Existing Shareholders' Mandate
    for Recurrent Related Party Transactions of A
    Revenue Or Trading Nature to be Entered with
    Telenor Asa ("telenor") and Persons Connected with
    Telenor "that, Subject to the Provisions of the
    Main Market Listing Requirements of Bursa Malaysia
    Securities Berhad, Approval be and is Hereby Given
    for the Company and Its Subsidiaries, to Enter Into
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature with Telenor and Persons
    Connected with Telenor As Specified in Section 2.3
    of the Circular to Shareholders Dated 22 April 2014
    Which are Necessary for the Day-to-day Operations
    And/or in the Ordinary Course of Business of the
    Company and Its Subsidiaries on Terms Not More
    Favorable to the Related Parties Than Those
    Generally Available to the Public and are Not Contd Management  For           Voted - For
    Contd Detrimental to the Minority Shareholders of
    the Company and That Such-approval Shall Continue
    to be in Force Until: (i) the Conclusion of the
    Next-annual General Meeting of the Company
    Following the General Meeting at Which-this
    Ordinary Resolution Shall be Passed, at Which Time
    It Will Lapse, Unless-by A Resolution Passed at A
    General Meeting, the Authority Conferred by
    This-resolution is Renewed; (ii) the Expiration of
    the Period Within Which The-next Annual General
    Meeting After the Date It is Required to be Held


612




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Pursuant-to Section 143(1) of the Companies Act,
    1965 (but Shall Not Extend to Such-extension As May
    be Allowed Pursuant to Section 143(2) of the
    Companies Act,-1965); Or (iii) Revoked Or Varied by
    Resolution Passed by the Shareholders At-a General
    Meeting; Whichever is Earlier; and That in Making
    the Contd                                           Non-Voting                Non-Voting
    Contd Disclosure of the Aggregate Value of the
    Recurrent Related Party-transactions Conducted
    Pursuant to the Proposed Shareholders' Approval in
    The- Company's Annual Reports, the Company Shall
    Provide A Breakdown of The-aggregate Value of
    Recurrent Related Party Transactions Made During
    The- Financial Year, Amongst Others, Based On: (i)
    the Type of the Recurrent-related Party
    Transactions Made; and (ii) the Name of the Related
    Parties-involved in Each Type of the Recurrent
    Related Party Transactions Made And-their
    Relationship with the Company and Further That
    Authority be and Is- Hereby Given to the Directors
    of the Company and Its Subsidiaries to Complete-and
    Do All Such Acts and Things (including Executing
    Such Documents As May Be-required) to Give Effect
    to the Transactions As Authorised by This Ordinary-
    Resolution"                                         Non-Voting                Non-Voting
7   Authority for Dato' Ab. Halim Bin Mohyiddin to
    Continue in Office As Independent Non-executive
    Director "that Authority be and is Hereby Given to
    Dato' Ab. Halim Bin Mohyiddin Who Has Served As an
    Independent Non-executive Director of the Company
    for A Cumulative Term Of                            Management  For           Voted - For
    More Than Nine Years, to Continue to Act As an
    Independent Non-executive Director of the Company
    Until the Conclusion of the Next Annual General
    Meeting in Accordance with Malaysian Code of
    Corporate Governance 2012"                                                    Non-Voting
GENTING BHD
CUSIP: Y26926116
Meeting Date: 01-Nov-13 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Non-renounceable Restricted Issue of Up to
    929,871,192 New Warrants in the Company at an Issue
    Price of Rm1.50 Per Warrant on the Basis of One (1)
    Warrant for Every Four (4) Existing Ordinary Shares
    of Rm0.10 Each in the Company Held by the Entitled
    Shareholders Whose Names Appear in the Company's
    Record of Depositors Or Register of Members on an
    Entitlement Date to be Determined by the Board of
    Directors of the Company                            Management  For           Voted - For
2   Proposed Exemption to Kien Huat Realty Sdn Berhad
    and Persons Acting in Concert with It from the
    Obligation to Undertake A Mandatory Take- Over
    Offer on the Remaining Voting Shares in the Company


613




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Not Already Held by Them Upon the Exercise of the
    Warrants by Khr And/or the Pacs Under Paragraph 16,
    Practice Note 9 of the Malaysian Code on Take-overs
    and Mergers, 2010                                   Management  For           Voted - For
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
1   To Approve the Payment of Directors' Fees of
    Rm928,550 for the Financial Year Ended 31 December
    2013 (2012 : Rm830,380)                             Management  For           Voted - For
2   To Re-elect Mr Chin Kwai Yoong As A Director of the
    Company Pursuant to Article 99 of the Articles of
    Association of the Company                          Management  For           Voted - For
3   That Dato' Paduka Nik Hashim Bin Nik Yusoff,
    Retiring in Accordance with Section 129 of the
    Companies Act, 1965, be and is Hereby Re-appointed
    As A Director of the Company to Hold Office Until
    the Conclusion of the Next Annual General Meeting   Management  For           Voted - For
4   That Tun Mohammed Hanif Bin Omar, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                  Management  For           Voted - For
5   That Tan Sri Dr. Lin See Yan, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                  Management  For           Voted - For
6   To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
7   Authority to Directors Pursuant to Section 132d of
    the Companies Act, 1965                             Management  For           Voted - For
Meeting Date: 12-Jun-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Authority for the Company to Purchase Its
    Own Shares                                          Management  For           Voted - For
2   Proposed Shareholders' Mandate for Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature                                              Management  For           Voted - For
GENTING SINGAPORE PLC
CUSIP: G3825Q102
Meeting Date: 22-Apr-14 Meeting Type: Annual General Meeting
1   To Approve the Payment of Directors' Fees of Sgd
    835,500 (2012: Sgd 594,000) for the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Re-elect the Following Person As Directors of
    the Company Pursuant to Article 16.6 of the


614




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Articles of Association of the Company: Tan Sri Lim
    Kok Thay                                            Management  For           Voted - For
3   To Re-elect the Following Person As Directors of
    the Company Pursuant to Article 16.6 of the
    Articles of Association of the Company: Mr Koh Seow
    Chuan                                               Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers LLP, Singapore
    As Auditor of the Company and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - Against
5   To Declare A Final Tax Exempt (one-tier) Dividend
    of Sgd 0.01 Per Ordinary Share for the Financial
    Year Ended 31 December 2013                         Management  For           Voted - For
6   Proposed Share Issue Mandate                        Management  For           Voted - For
7   Proposed Renewal of the General Mandate for
    Interested Person Transactions                      Management  For           Voted - For
8   Proposed Renewal of Share Buy-back Mandate          Management  For           Voted - For
9   Proposed Amendment to the Company's Articles of
    Association                                         Management  For           Voted - For
IOI CORPORATION BHD
CUSIP: Y41763106
Meeting Date: 19-Oct-13 Meeting Type: Annual General Meeting
O.1 To Re-elect the Following Director Retiring by
    Rotation Pursuant to Article 101 of the Company's
    Articles of Association: Datuk Karownakaran @
    Karunakaran A/l Ramasamy                            Management  For           Voted - For
O.2 To Re-elect the Following Director Retiring by
    Rotation Pursuant to Article 101 of the Company's
    Articles of Association: Mr Lim Tuang Ooi           Management  For           Voted - For
O.3 That Tan Sri Dato' Lee Shin Cheng, A Director
    Retiring Pursuant to Section 129 of the Companies
    Act, 1965 be and is Hereby Re- Appointed A Director
    of the Company to Hold Office Until the Next Annual
    General Meeting                                     Management  For           Voted - For
O.4 That Datuk Hj Mohd Khalil B Dato' Hj Mohd Noor, A
    Director Retiring Pursuant to Section 129 of the
    Companies Act, 1965 be and is Hereby Re- Appointed
    A Director of the Company to Hold Office Until the
    Next Annual General Meeting                         Management  For           Voted - For
O.5 That Datuk Hj Mohd Khalil B Dato' Hj Mohd Noor
    Having Served As Independent Non-executive Director
    for A Cumulative Term of More Than 9 Years,
    Continue to Act As Independent Non- Executive
    Director of the Company                             Management  For           Voted - For
O.6 That the Payment of Directors' Fees of Rm724,516
    for the Financial Year Ended 30 June 2013 to be
    Divided Among the Directors in Such Manner As the
    Directors May Determine, be and is Hereby Approved  Management  For           Voted - For
O.7 To Re-appoint Bdo, the Retiring Auditors for the
    Financial Year Ending 30 June 2014 and to Authorise
    the Directors to Fix Their Remuneration             Management  For           Voted - For


615




                          GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY  MGT. POSITION REGISTRANT VOTED
O.8  Authority to Directors to Allot and Issue Shares
     Pursuant to Section 132d of the Companies Act, 1965 Management   For           Voted - For
O.9  Proposed Renewal of Existing Share Buy-back
     Authority                                           Management   For           Voted - For
O.10 Proposed Renewal of Shareholders' Mandate for
     Recurrent Related Party Transactions of A Revenue
     Or Trading Nature and Proposed New Shareholders'
     Mandate for Additional Recurrent Related Party
     Transaction of A Revenue Or Trading Nature          Management   For           Voted - For
S.1  Proposed Amendments to the Articles of Association
     of the Company: Article 2(a), 65(b) and 65(c)       Management   For           Voted - For
Meeting Date: 29-Oct-13   Meeting Type: ExtraOrdinary General Meeting
O.I  Proposed Issuance of Up to 44,144,702 New Ordinary
     Shares of Rm1.00 Each in Ioi Properties Group
     Berhad ("ioipg") ("ioipg Share(s)") to Summervest
     Sdn Bhd ("summervest") Pursuant to Ioipg's Proposed
     Acquisition of 10% Equity Interest in Property
     Village Berhad ("pvb") and 10% Equity Interest in
     Property Skyline Sdn Bhd ("pssb") Respectively from
     Summervest ("proposed Acquisitions") ("proposed
     Issuance of Shares")                                Management   For           Voted - For
O.II Proposed Non-renounceable Restricted Offer for Sale
     of Up to 1,081,180,483 Ioipg Shares to the Entitled
     Shareholders of Ioic on the Basis of One (1) Ioipg
     Share for Every Six (6) Ordinary Shares of Rm0.10
     Each Held in Ioic ("ioic Share(s)") Held on an
     Entitlement Date to be Determined Later at an Offer
     Price to be Determined ("proposed Restricted Offer
     for Sale")                                          Management   For           Voted - For
O.III Proposed Listing of and Quotation for the Entire
     Enlarged Issued and Paid-up Share Capital of Ioipg
     on the Official List of the Main Market of Bursa
     Malaysia Securities Berhad ("bursa Securities")
     ("proposed Listing")                                Management   For           Voted - For
S.I  Proposed Distribution of Up to 2,162,360,965 Ioipg
     Shares to be Held by Ioic to the Entitled
     Shareholders of Ioic by Way of Distribution-in-
     Specie on the Basis of One (1) Ioipg Share for
     Every Three (3) Existing Ioic Shares on the
     Entitlement Date ("proposed Distribution")          Management   For           Voted - For
     04 Oct 13: Please Note That This is A Revision Due
     to Modification in Text Of-resolution O.i. If You
     Have Already Sent in Your Votes, Please Do Not
     Return T-his Proxy Form Unless You Decide to Amend
     Your Original Instructions. Thank Yo-u.             Non-Voting                 Non-Voting


616




                         GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
JARDINE CYCLE & CARRIAGE LTD
CUSIP: Y43703100
Meeting Date: 30-Apr-14  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Audited Financial
    Statements for the Year Ended 31st December 2013
    Together with the Reports of the Directors and the
    Auditors Thereon                                    Management  For           Voted - For
2   To Approve the Payment of A Final One-tier Tax
    Exempt Dividend of Usd 0.90 Per Share for the Year
    Ended 31st December 2013 As Recommended by the
    Directors                                           Management  For           Voted - For
3   To Approve Payment of Directors' Fees of Up to Sgd
    948,000 for the Year Ending 31st December 2014.
    (2013: Sgd 998,000)                                 Management  For           Voted - For
4.a To Re-elect the Following Director Retiring
    Pursuant to Article 94 of the Articles of
    Association of the Company: Mr. James Watkins       Management  For           Voted - For
4.b To Re-elect the Following Director Retiring
    Pursuant to Article 94 of the Articles of
    Association of the Company: Tan Sri Azlan Zainol    Management  For           Voted - Against
4.c To Re-elect the Following Director Retiring
    Pursuant to Article 94 of the Articles of
    Association of the Company: Mr. Mark Greenberg      Management  For           Voted - Against
5   To Authorise Mr. Boon Yoon Chiang to Continue to
    Act As A Director of the Company from the Date of
    This Annual General Meeting Until the Next Annual
    General Meeting, Pursuant to Section 153(6) of the
    Companies Act, Cap. 50                              Management  For           Voted - Against
6   To Re-appoint PricewaterhouseCoopers LLP As
    Auditors and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
7.a Renewal of the Share Issue Mandate                  Management  For           Voted - For
7.b Renewal of the Share Purchase Mandate               Management  For           Voted - For
7.c Renewal of the General Mandate for Interested
    Person Transactions                                 Management  For           Voted - For
KASIKORNBANK PUBLIC COMPANY LIMITED, BANGKOK
CUSIP: Y4591R100
Meeting Date: 04-Apr-14  Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   To Consider Adopting the Minutes of the General
    Meeting of Shareholders No.-101 Held on April 3,
    2013                                                Non-Voting                Non-Voting
2   To Acknowledge the Board of Directors' Report of
    Year 2013 Operations                                Non-Voting                Non-Voting


617




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Consider Approving the Financial Statements for
    the Year Ended December-31, 2013                    Non-Voting                Non-Voting
4   To Consider Approving the Appropriation of Profit
    from 2013 Operating Results-and Dividend Payment    Non-Voting                Non-Voting
5.1 To Consider the Election of Director to Replace
    Those Retiring by Rotation:-professor Dr. Pairash
    Thajchayapong                                       Non-Voting                Non-Voting
5.2 To Consider the Election of Director to Replace
    Those Retiring by Rotation:-ms. Kobkarn
    Wattanavrangkul                                     Non-Voting                Non-Voting
5.3 To Consider the Election of Director to Replace
    Those Retiring by Rotation:-mr. Krisada Lamsam      Non-Voting                Non-Voting
5.4 To Consider the Election of Director to Replace
    Those Retiring by Rotation:-mr. Teeranun Srihong    Non-Voting                Non-Voting
5.5 To Consider the Election of Director to Replace
    Those Retiring by Rotation:-mr. Rapee Sucharitakul  Non-Voting                Non-Voting
6   To Consider the Election of Ms. Puntip Surathin As
    New Director                                        Non-Voting                Non-Voting
7   To Consider Approving the Remuneration of Directors Non-Voting                Non-Voting
8   To Consider Approving the Appointment and the
    Fixing of Remuneration of The-auditor               Non-Voting                Non-Voting
9   Other Businesses (if Any)                           Non-Voting                Non-Voting
KEPPEL CORPORATION LTD, SINGAPORE
CUSIP: Y4722Z120
Meeting Date: 23-Aug-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1". Thank
    You.                                                Non-Voting                Non-Voting
1   The Proposed Distribution: Distribution of Up to
    146,631,000 Units in Keppel Reit ("keppel Reit
    Units") Held by the Company Through Its Wholly-
    Owned Subsidiary, Keppel Real Estate Investment
    Pte. Ltd. by Way of A Dividend in Specie ("proposed
    Distribution") on the Basis of Eight (8) Keppel
    Reit Units for Every One Hundred (100) Ordinary
    Shares in the Share Capital of the Company
    ("shares") Held by Shareholders of the Company
    ("shareholders") As at the Books Closure Date       Management  For           Voted - For
Meeting Date: 17-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and
    Audited Financial Statements for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Tax-exempt (one-tier) Dividend
    of 30 Cents Per Share for the Year Ended 31
    December 2013 (2012: Final Tax-exempt (one-tier)
    Dividend of 27 Cents Per Share                      Management  For           Voted - For
3   To Re-elect the Following Director, Who Will be
    Retiring by Rotation Pursuant to Article 81b of the


618




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company's Articles of Association and Who, Being
    Eligible, Offers Himself for Re-election Pursuant
    to Article 81c: Mr Tony Chew Leong- Chee            Management  For           Voted - For
4   To Re-elect the Following Director, Who Will be
    Retiring by Rotation Pursuant to Article 81b of the
    Company's Articles of Association and Who, Being
    Eligible, Offers Himself for Re-election Pursuant
    to Article 81c: Mr Tow Heng Tan                     Management  For           Voted - For
5   To Re-elect the Following Director, Who Will be
    Retiring by Rotation Pursuant to Article 81b of the
    Company's Articles of Association and Who, Being
    Eligible, Offers Himself for Re-election Pursuant
    to Article 81c: Mr Danny Teoh                       Management  For           Voted - For
6   To Re-elect Mr Loh Chin Hua, Whom Being Appointed
    by the Board of Directors After the Last Annual
    General Meeting, Will Retire in Accordance with
    Article 81a(1) of the Company's Articles of
    Association and Who, Being Eligible, Offers Himself
    for Re-election                                     Management  For           Voted - For
7   To Approve the Sum of Sgd 2,149,500 As Directors'
    Fees for the Year Ended 31 December 2013 (2012: Sgd
    1,575,436.51)                                       Management  For           Voted - For
8   To Re-appoint the Auditors and Authorise the
    Directors of the Company to Fix Their Remuneration  Management  For           Voted - For
9   That Pursuant to Section 161 of the Companies Act,
    Chapter 50 of Singapore (the "companies Act") and
    Article 48a of the Company's Articles of
    Association, Authority be and is Hereby Given to
    the Directors of the Company To: (1) (a) Issue
    Shares in the Capital of the Company ("shares"),
    Whether by Way of Rights, Bonus Or Otherwise, and
    Including Any Capitalisation Pursuant to Article
    124 of the Company's Articles of Association of Any
    Sum for the Time Being Standing to the Credit of
    Any of the Company's Reserve Accounts Or Any Sum
    Standing to the Credit of the Profit and Loss
    Account Or Otherwise Available for Distribution;
    And/or (b) Make Or Grant Offers, Agreements Or
    Options That Might Or Would Require Shares to be
    Issued (including But Not Limited to the Creation
    and Issue of (as Well As Adjustments To) Warrants,
    Contd                                               Management  For           Voted - For
    Contd Debentures Or Other Instruments Convertible
    Into Shares) (collectively- "instruments"), at Any
    Time and Upon Such Terms and Conditions and for
    Such-purposes and to Such Persons As the Directors
    May in Their Absolute-discretion Deem Fit; and (2)
    (notwithstanding That the Authority So Conferred-
    by This Resolution May Have Ceased to be in Force)
    Issue Shares in Pursuance-of Any Instrument Made Or
    Granted by the Directors of the Company While
    The-authority Was in Force; Provided That: (i) the
    Aggregate Number of Shares To-be Issued Pursuant to
    This Resolution (including Shares to be Issued
    In-pursuance of Instruments Made Or Granted


619




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
Pursuant to This Resolution and Any-adjustment
Effected Under Any Relevant Instrument) Shall Not
Exceed Fifty- (50) Per Cent. of the Total Number of
Issued Shares (excluding Treasury-shares) (contd     Non-Voting                Non-Voting
Contd As Calculated in Accordance with Sub-
Paragraph (ii) Below), of Which-the Aggregate
Number of Shares to be Issued Other Than on A Pro
Rata Basis To-shareholders of the Company
(including Shares to be Issued in Pursuance Of-
Instruments Made Or Granted Pursuant to This
Resolution and Any Adjustment-effected Under Any
Relevant Instrument) Shall Not Exceed Five (5) Per
Cent.-of the Total Number of Issued Shares
(excluding Treasury Shares) (as-calculated in
Accordance with Sub-paragraph (ii) Below); (ii)
(subject To-such Manner of Calculation As May be
Prescribed by the Singapore Exchange-securities
Trading Limited ("sgx-st")) for the Purpose of
Determining The-aggregate Number of Shares That May
be Issued Under Sub-paragraph (i) Above,- the
Percentage of Issued Shares Shall be Calculated
Based on the Total Number-of Contd                   Non-Voting                Non-Voting
Contd Issued Shares (excluding Treasury Shares) at
the Time This Resolution-is Passed, After Adjusting
For: (a) New Shares Arising from the Conversion
Or-exercise of Convertible Securities Or Share
Options Or Vesting of Share- Awards Which are
Outstanding Or Subsisting As at the Time This
Resolution Is-passed; and (b) Any Subsequent Bonus
Issue, Consolidation Or Sub- Division Of-shares;
(iii) in Exercising the Authority Conferred by This
Resolution, The-company Shall Comply with the
Provisions of the Companies Act, the Listing-manual
of the Sgx-st for the Time Being in Force (unless
Such Compliance Has-been Waived by the Sgx-st) and
the Articles of Association for the Time Being-of
the Company; and (iv) (unless Revoked Or Varied by
the Company in A-general Meeting) the Authority
Conferred by This Resolution Shall Continue- Contd   Non-Voting                Non-Voting
Contd in Force Until the Conclusion of the Next
Annual General Meeting of The-company Or the Date
by Which the Next Annual General Meeting is
Required By-law to be Held, Whichever is the Earlier Non-Voting                Non-Voting
10 That: (1) for the Purposes of the Companies Act,
the Exercise by the Directors of the Company of All
the Powers of the Company to Purchase Or Otherwise
Acquire Shares Not Exceeding in Aggregate the
Maximum Limit (as Hereafter Defined), at Such
Price(s) As May be Determined by the Directors of
the Company from Time to Time Up to the Maximum
Price (as Hereafter Defined), Whether by Way Of:
(a) Market Purchase(s) (each A "market Purchase")
on the Sgx-st; And/or (b) Off-market Purchase(s)
(each an "off-market Purchase") in Accordance with
Any Equal Access Scheme(s) As May be Determined Or
Formulated by the Directors of the Company As They


620




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Consider Fit, Which Scheme(s) Shall Satisfy All the
Conditions Prescribed by the Companies Act; and
Otherwise in Accordance with All Other Laws and
Regulations, Including But Not Limited Contd        Management  For           Voted - For
Contd To, the Provisions of the Companies Act and
Listing Rules of the Sgx-st-as May for the Time
Being be Applicable, be and is Hereby Authorised
And-approved Generally and Unconditionally (the
"share Purchase Mandate"); (2)-unless Varied Or
Revoked by the Members of the Company in A General
Meeting,-the Authority Conferred on the Directors
of the Company Pursuant to the Share-purchase
Mandate May be Exercised by the Directors at Any
Time and from Time-to Time During the Period
Commencing from the Date of the Passing of
This-resolution and Expiring on the Earlier Of: (a)
the Date on Which the Next-annual General Meeting
of the Company is Held Or is Required by Law to
Be-held; Or (b) the Date on Which the Purchases Or
Acquisitions of Shares by The-company Pursuant to
the Share Purchase Mandate are Carried Out to the
Full- Contd                                         Non-Voting                Non-Voting
Contd Extent Mandated; (3) in This Resolution:
"maximum Limit" Means That-number of Issued Shares
Representing Five (5) Per Cent. of the Total
Number-of Issued Shares As at the Date of the Last
Annual General Meeting Or at The-date of the
Passing of This Resolution, Whichever is Higher,
Unless The-company Has Effected A Reduction of the
Share Capital of the Company In-accordance with the
Applicable Provisions of the Companies Act, at Any
Time-during the Relevant Period (as Hereafter
Defined), in Which Event the Total- Number of
Issued Shares Shall be Taken to be the Total Number
of Issued-shares As Altered (excluding Any Treasury
Shares That May be Held by The-company from Time to
Time); "relevant Period" Means the Period
Commencing-from the Date on Which the Last Annual
General Meeting Was Held and Expiring-on the Date
Contd                                               Non-Voting                Non-Voting
Contd the Next Annual General Meeting is Held Or is
Required by Law to Be-held, Whichever is the
Earlier, After the Date of This Resolution; And-
"maximum Price", in Relation to A Share to be
Purchased Or Acquired, Means-the Purchase Price
(excluding Brokerage, Stamp Duties, Commission,
Applicable-goods and Services Tax and Other Related
Expenses) Which Is: (a) in the Case-of A Market
Purchase, 105 Per Cent. of The                      Non-Voting                Non-Voting
Average Closing Price (as-hereafter Defined); and
(b) in the Case of an Off-market Purchase Pursuant
To-an Equal Access Scheme, 120 Per Cent. of the
Average Closing Price, Where:- "average Closing
Price" Means the Average of the Closing Market
Prices of A-share Over the Last Five (5) Market
Days (a "market Day" Being A Day on Which-the


621




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
Sgx-st is Open for Trading in Securities), on Which
Transactions in The-contd                                                       Non-Voting
Contd Shares Were Recorded, in the Case of Market
Purchases, Before the Day-on Which the Purchase Or
Acquisition of Shares Was Made and Deemed to
Be-adjusted for Any Corporate Action That Occurs
After the Relevant Five (5)-market Days, Or in the
Case of Off-market Purchases, Before the Date on
Which-the Company Makes an Offer for the Purchase
Or Acquisition of Shares From-holders of Shares,
Stating Therein the Relevant Terms of the Equal
Access-scheme for Effecting the Off-market
Purchase; and (4) the Directors of The-company
And/or Any of Them be and are Hereby Authorised to
Complete and Do-all Such Acts and Things (including
Without Limitation, Executing Such-documents As May
be Required) As They And/or He May Consider
Necessary,- Expedient, Incidental Or in the
Interests of the Company to Give Effect To-the Contd  Non-Voting                Non-Voting
Contd Transactions Contemplated And/or Authorised
by This Resolution                                    Non-Voting                Non-Voting
11 That: (1) Approval be and is Hereby Given, for the
Purposes of Chapter 9 of the Listing Manual of the
Sgx-st, for the Company, Its Subsidiaries and
Target Associated Companies (as Defined in Appendix
2 to This Notice of Annual General Meeting
("appendix 2")), Or Any of Them, to Enter Into Any
of the Transactions Falling Within the Types of
Interested Person Transactions Described in
Appendix 2, with Any Person Who Falls Within the
Classes of Interested Persons Described in Appendix
2, Provided That Such Transactions are Made on
Normal Commercial Terms and in Accordance with the
Review Procedures for Interested Person
Transactions As Set Out in Appendix 2 (the "ipt
Mandate"); (2) the Ipt Mandate Shall, Unless
Revoked Or Varied by the Company in General
Meeting, Continue in Force Until the Date That the
Next Annual General Contd                             Management  For           Voted - For
Contd Meeting is Held Or is Required by Law to be
Held, Whichever is The-earlier; (3) the Audit
Committee of the Company be and is Hereby
Authorised-to Take Such Action As It Deems Proper
in Respect of Such Procedures And/or-to Modify Or
Implement Such Procedures As May be Necessary to
Take Into-consideration Any Amendment to Chapter 9
of the Listing Manual of the Sgx-st-which May be
Prescribed by the Sgx-st from Time to Time; and (4)
The-directors of the Company And/or Any of Them be
and Are                                               Non-Voting                Non-Voting
Hereby Authorised To-complete and Do All Such Acts
and Things (including, Without Limitation,-
Executing Such Documents As May be Required) As
They And/or He May Consider-necessary, Expedient,
Incidental Or in the Interests of the Company to


622




                         GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Give-effect to the Ipt Mandate And/or This
    Resolution                                                                    Non-Voting
MALAYAN BANKING BHD MAYBANK
CUSIP: Y54671105
Meeting Date: 07-Apr-14  Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon   Management  For           Voted - For
2   To Approve the Payment of A Final Single-tier
    Dividend in Respect of the Financial Year Ended 31
    December 2013 of Single-tier Dividend of 31 Sen Per
    Ordinary Share As Recommended by the Board          Management  For           Voted - For
3   To Re-elect the Following Director, Each of Who
    Retires by Rotation in Accordance with Articles 96
    and 97 of the Company's Articles of Association:-
    Dato' Dr Tan Tat Wai                                Management  For           Voted - For
4   To Re-elect the Following Director, Each of Who
    Retires by Rotation in Accordance with Articles 96
    and 97 of the Company's Articles of Association:-
    Mr Cheah Teik Seng                                  Management  For           Voted - For
5   To Re-elect Datuk Abdul Farid Alias Who Retires in
    Accordance with Article 100 of the Company's
    Articles of Association                             Management  For           Voted - For
6   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company for the Financial Year Ending 31
    December 2014 and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
7   Authority to Directors to Issue Shares              Management  For           Voted - For
8   Allotment and Issuance of New Ordinary Shares of
    Rm1.00 Each in Maybank ("maybank Shares") in
    Relation to the Recurrent and Optional Dividend
    Reinvestment Plan That Allows Shareholders of
    Maybank ("shareholders") to Reinvest Their Dividend
    to Which the Dividend Reinvestment Plan Applies, in
    New Ordinary Shares of Rm1.00 Each in Maybank
    ("dividend Reinvestment Plan")                      Management  For           Voted - For
9   Proposed Allocation of Options And/or Grant of
    Maybank Shares to Datuk Abdul Farid Alias           Management  For           Voted - For
MAXIS BHD
CUSIP: Y58460109
Meeting Date: 07-May-14  Meeting Type: Annual General Meeting
1   To Declare A Final Single-tier Tax- Exempt Dividend
    of 8 Sen Per Ordinary Share for the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 114(1) of the Company's


623




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Articles of Association and Who Being Eligible,
    Have Offered Himself for Re- Election: Robert
    William Boyle                                       Management  For           Voted - Against
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 114(1) of the Company's
    Articles of Association and Who Being Eligible,
    Have Offered Himself for Re- Election: Augustus
    Ralph Marshall                                      Management  For           Voted - Against
4   To Re-elect the Following Director Who is Appointed
    to the Board During the Year and Retire Pursuant to
    Article 121 of the Company's Articles of
    Association: Hamidah Naziadin (appointed on 1
    February 2014)                                      Management  For           Voted - For
5   To Re-elect the Following Director Who is Appointed
    to the Board During the Year and Retire Pursuant to
    Article 121 of the Company's Articles of
    Association: Morten Lundal (appointed on 1 October
    2013)                                               Management  For           Voted - Against
6   To Re-appoint Messrs PricewaterhouseCoopers ("pwc")
    As Auditors of the Company to Hold Office from the
    Conclusion of This Meeting Until the Conclusion of
    the Next Annual General Meeting and to Authorise
    the Directors to Fix Their Remuneration             Management  For           Voted - Against
Meeting Date: 07-May-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Astro Holdings Sdn Bhd And/or Its
    Affiliates, Including But Not Limited to Astro
    Digital 5 Sdn Bhd, Measat Broadcast Network Systems
    Sdn Bhd, Astro Radio Sdn Bhd, Astro Entertainment
    Sdn Bhd, Kristal-astro Sdn Bhd and Getit
    Infoservices Private Limited                        Management  For           Voted - For
2   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Tanjong Public Limited Company And/or
    Its Affiliates, Including But Not Limited to
    Tanjong City Centre Property Management Sdn Bhd and
    Tgv Cinemas Sdn Bhd                                 Management  For           Voted - For
3   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Measat Global Berhad And/or Its
    Affiliates, Including But Not Limited to Measat
    Satellite Systems Sdn Bhd and Measat Broadband
    (international) Ltd                                 Management  For           Voted - For
4   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Usaha Tegas Sdn Bhd And/or Its
    Affiliates, Including But Not Limited to Ut
    Hospitality Services Sdn Bhd, Ut Projects Sdn Bhd,


624




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Ut Energy Services Sdn Bhd, Utsb Management Sdn
    Bhd, Srg Asia Pacific Sdn Bhd, Bumi Armada Berhad,
    Mobitel (private) Limited and Sri Lanka Telecom PLC Management  For           Voted - For
5   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Umts (malaysia) Sdn Bhd                 Management  For           Voted - For
6   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Maxis Communications Berhad And/or Its
    Affiliates, Including But Not Limited to Dishnet
    Wireless Limited, Aircel Limited and Bridge Mobile
    Pte Ltd                                             Management  For           Voted - For
7   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Saudi Telecom Company And/or Its
    Affiliates, Including But Not Limited to Cell C
    (ply) Ltd, Kuwait Telecom Company, Avea Iletisim
    Hizmetleri A.s., Sebit Egitim Ve Bilgi
    Teknolojileri Anonim Sirketi and Viva Bahrain Bsc
    (c)                                                 Management  For           Voted - For
8   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Pt Axis Telekom Indonesia               Management  For           Voted - For
9   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Malaysian Jet Services Sdn Bhd          Management  For           Voted - For
10  Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Malaysian Landed Property Sdn Bhd       Management  For           Voted - For
11  Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Opcom Cables Sdn Bhd                    Management  For           Voted - For
    10 Apr 2014: Please Note That This is A Revision
    Due to Modification of Text O-f Resolution 7. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting
OVERSEA-CHINESE BANKING CORPORATION LTD, SINGAPORE
CUSIP: Y64248209
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    283873 Due to Splitting Of-resolution 6. All Votes
    Received on the Previous Meeting Will be


625




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   Adoption of Financial Statements and Directors' and
    Auditors' Reports                                   Management  For           Voted - For
2.a Re-appointment of Dr Cheong Choong Kong             Management  For           Voted - For
2.b Re-appointment of Mr Lee Seng Wee                   Management  For           Voted - For
3   Re-election of Dr Teh Kok Peng                      Management  For           Voted - For
4.a Re-election of Mr Tan Ngiap Joo                     Management  For           Voted - For
4.b Re-election of Mr Wee Joo Yeow                      Management  For           Voted - For
4.c Re-election of Mr Samuel N. Tsien                   Management  For           Voted - For
5   Approval of Final One-tier Tax Exempt Dividend      Management  For           Voted - For
6.a Approval of Amount Proposed As Directors' Fees in
    Cash                                                Management  For           Voted - For
6.b Approval of Allotment and Issue of Ordinary Shares
    to the Non- Executive Directors                     Management  For           Voted - For
7   Appointment of Auditors and Fixing Their
    Remuneration                                        Management  For           Voted - For
8.a Authority to Allot and Issue Ordinary Shares on A
    Pro Rata Basis                                      Management  For           Voted - For
8.b Authority to Make Or Grant Instruments That Might
    Or Would Require Ordinary Shares to be Issued on A
    Non Pro Rata Basis                                  Management  For           Voted - For
9   Authority to Grant Options And/or Rights to Acquire
    Ordinary Shares, and Allot and Issue Ordinary
    Shares (ocbc Share Option Scheme 2001 and Ocbc
    Employee Share Purchase Plan)                       Management  For           Voted - For
10  Authority to Allot and Issue Ordinary Shares
    Pursuant to Ocbc Scrip Dividend Scheme              Management  For           Voted - For
    16 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 8.b. If
    You Have Already Sent in Your Votes for Mid: 316524
    Pleas-e Do Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Tha-nk You.       Non-Voting                Non-Voting
Meeting Date: 24-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Renewal of the Share Purchase Mandate  Management  For           Voted - For
2   The Proposed Extension Of, and Alterations To, the
    Ocbc Employee Share Purchase Plan                   Management  For           Voted - For
    07 Apr 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolution 2.
    If You Have Already Sent in Your Votes, Please Do
    Not Retu-rn This Proxy Form Unless You Decide to
    Amend Your Original Instructions. Than-k You.       Non-Voting                Non-Voting


626




                         GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
P.T. TELEKOMUNIKASI INDONESIA, TBK
CUSIP: 715684106 TICKER: TLK
Meeting Date: 04-Apr-14  Meeting Type: Annual
1.  Approval of the Company's Annual Report for the
    2013 Financial Year, Including the Board of
    Commissioners' Supervisory Report.                  Management  For           Voted - For
2.  Ratification of the Company's Financial Statements
    and Partnership and Community Development Program
    (program Kemitraan Dan Bina Lingkungan), Annual
    Report for the 2013 Financial Year and Acquittal
    and Discharge of All Members of the Board of
    Directors and Board of Commissioners.               Management  For           Voted - For
3.  Appropriation of the Company's Net Income for the
    2013 Financial Year.                                Management  For           Voted - For
4.  Determination of Remuneration for Member of the
    Board and the Board of Commissioners for the 2014
    Financial Year.                                     Management  For           Voted - For
5.  Appointment of A Public Accounting Firm to Audit
    the Company's Financial Statement for the 2014
    Financial Year, Including Audit of Internal Control
    Over Financial Reporting and Appointment of A
    Public Accounting Firm to Audit the Financial
    Statement of the Partnership and Community
    Development Program for the 2014 Financial Year.    Management  For           Voted - For
6.  Changes in the Composition of the Board of the
    Company.                                            Management  For           Abstain
PETRONAS CHEMICALS GROUP BHD
CUSIP: Y6811G103
Meeting Date: 24-Apr-14  Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon   Management  For           Voted - For
2   To Re-elect the Following Director Who Will Retire
    by Rotation Pursuant to Article 93 of the Company's
    Articles of Association: Datuk Dr. Abd Hapiz Bin
    Abdullah                                            Management  For           Voted - Against
3   To Re-elect the Following Director Who Will Retire
    by Rotation Pursuant to Article 93 of the Company's
    Articles of Association: Rashidah Binti Alias @
    Ahmad                                               Management  For           Voted - Against
4   To Approve the Director's Fees in Respect of the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
5   To Approve the Appointment of Messrs. KPMG, Having
    Consented to Act As Auditor of the Company in
    Places of the Retiring Auditor Messrs.kpmg Desa
    Megat& Company and to Hold the Office Until the


627




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Conclusion of the Next Agm and to Authorise the
    Directors to Fix Their Remuneration                  Management  For           Voted - Against
PETRONAS GAS BHD
CUSIP: Y6885J116
Meeting Date: 05-May-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon    Management  For           Voted - For
2   To Approve the Payment of Final Dividend of 40 Sen
    Per Ordinary Share Under Single Tier System in
    Respect of the Financial Year Ended 31 December 2013 Management  For           Voted - For
3   To Re-elect the Following Director Pursuant to
    Article 93 of the Company's Articles of
    Association: Pramod Kumar Karunakaran                Management  For           Voted - Against
4   To Re-elect the Following Director Pursuant to
    Article 93 of the Company's Articles of
    Association: Lim Beng Choon                          Management  For           Voted - For
5   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Yusa' Bin Hassan                        Management  For           Voted - Against
6   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Habibah Binti Abdul                     Management  For           Voted - For
7   To Approve the Directors' Fees of Up to Rm986,000
    in Respect of the Financial Year Ending 31 December
    2014                                                 Management  For           Voted - For
8   That Messrs. KPMG be and is Hereby Appointed As
    Auditors of the Company in Place of the Retiring
    Auditors, Messrs. KPMG Desa Megat & Co. and to Hold
    Office Until the Conclusion of the Next Annual
    General Meeting and That Authority be and is Hereby
    Given to the Directors to Determine Their
    Remuneration                                         Management  For           Voted - For
9   That Dato' N. Sadasivan S/o N.n. Pillay, Retiring
    in Accordance with Section 129 of the Companies
    Act, 1965, Malaysia, be and is Hereby Re- Appointed
    As an Independent Director of the Company to Hold
    Office Until the Conclusion of Next Annual General
    Meeting of the Company                               Management  For           Voted - Against
PHILIPPINE LONG DISTANCE TELEPHONE CO.
CUSIP: 718252604 TICKER: PHI
Meeting Date: 10-Jun-14 Meeting Type: Annual
1.  Approval of the Audited Financial Statements for
    the Fiscal Year Ended December 31, 2013 Contained
    in the Company's 2013 Annual Report.                 Management  For           Voted - For
2.  Director                                             Management


628

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Mr. A.v. Panganiban                                 Management  For           Vote Withheld
2   Mr. Pedro E. Roxas                                  Management  For           Vote Withheld
3   Mr. Alfred V. Ty                                    Management  For           Voted - For
4   Ms. Helen Y. Dee                                    Management  For           Vote Withheld
5   Atty. Ray C. Espinosa                               Management  For           Voted - For
6   Mr. James L. Go                                     Management  For           Vote Withheld
7   Mr. Setsuya Kimura                                  Management  For           Voted - For
8   Mr. N.l. Nazareno                                   Management  For           Voted - For
9   Mr. M.v. Pangilinan                                 Management  For           Vote Withheld
10  Mr. Hideaki Ozaki                                   Management  For           Vote Withheld
11  Ms. Ma. L.c. Rausa-chan                             Management  For           Voted - For
12  Mr. Juan B. Santos                                  Management  For           Voted - For
13  Mr. Tony Tan Caktiong                               Management  For           Voted - For
3.  Approval of Amendment to the Third Article of the
    Articles of Incorporation to Indicate That the
    Place Where the Principal Office of the Company is
    to be Established Or Located is at Ramon Cojuangco
    Building, Makati Avenue, Makati City.               Management  For           Voted - For
PT ASTRA INTERNATIONAL TBK
CUSIP: Y7117N172
Meeting Date: 29-Apr-14   Meeting Type: Annual General Meeting
1   Approval of the Annual Report Including the Annual
    Supervisory Report of Board of Commissioners for
    Year End 2013, Along with the Ratification of
    Company's Financial Statements for Year 2013        Management  For           Voted - For
2   Approval of the Appropriation of the Profit for
    Year 2013                                           Management  For           Voted - For
3   Approval of the Appointment of Members of Board of
    Directors and Commissioners and Also Determination
    Salary and Allowances for Board of Directors and
    Commissioners                                       Management  For           Abstain
4   Approval of the Appointment of Public Accountant
    Office for Year 2014                                Management  For           Voted - For
PT BANK CENTRAL ASIA TBK
CUSIP: Y7123P138
Meeting Date: 07-Apr-14   Meeting Type: Annual General Meeting
1   Approval of the Company's Annual Report Including
    the Company's Financial Statements and the Board of
    Commissioners Report on Its Supervisory Duties for
    the Financial Year Ended 31 December 2013, and
    Grant of Release and Discharge (acquit Et Decharge)
    to All Members Board of Directors and the Board of
    Commissioners of the Company for Their Management
    and Supervisory Actions During the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For


629




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Appropriation of the Company's Profit for the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
3   Approval of the Changes in the Composition of the
    Board of Directors And/or the Board of
    Commissioners of the Company                        Management  For           Abstain
4   Determination of Remuneration Or Honorarium and
    Other Benefits for Members of the Board of
    Directors and the Board of Commissioners of the
    Company                                             Management  For           Voted - For
5   Appointment of the Registered Public Accountant to
    Audit the Company's Books for the Financial Year
    Ended 31 December 2014                              Management  For           Voted - For
6   Grant of Power and Authority to the Board of
    Directors to Pay Interim Dividends for the
    Financial Year Ended 31 December 2014               Management  For           Voted - For
PT BANK MANDIRI (PERSERO) TBK
CUSIP: Y7123S108
Meeting Date: 27-Feb-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report and Ratification of
    the Company's Consolidated Financial Statements,
    Also Approval of the Board of Commissioner's
    Supervision Report, Ratification of the Annual
    Report on the Partnership and Community Development
    Program (program Kemitraan Dan Bina Lingkungan) for
    the Financial Year Ended on 31 December 2013        Management  For           Voted - For
2   Approval for the Distribution of the Company's Net
    Profit for the Financial Year Ended on 31 December
    2013                                                Management  For           Voted - For
3   Appointment of the Public Accountant Office to
    Audit the Company's Consolidated Financial Report
    and the Annual Report on the Partnership and
    Community Development Program (program Kemitraan
    Dan Bina Lingkungan) for the Financial Year Ended
    on 31 December 2014                                 Management  For           Voted - For
4   Approval on the Remuneration for the Member of the
    Board of Directors, Honorarium for the Member of
    the Board of Commissioners and Tantieme, Also Other
    Benefits for the Entire Members of the Company's
    Board of Directors and Board of Commissioners       Management  For           Voted - Against
5   Approval on the Acquisition of Pt Asuransi Jiwa
    Inhealth Indonesia                                  Management  For           Abstain
6   Alteration on the Articles of Association Regarding
    Shares and Shares Certificate                       Management  For           Abstain
    14 Feb 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 1. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting


630




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 21-May-14 Meeting Type: ExtraOrdinary General Meeting
1   Approval of the Changes of the Company's Management Management  For           Abstain
PT BANK RAKYAT INDONESIA (PERSERO) TBK
CUSIP: Y0697U112
Meeting Date: 26-Mar-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report and Financial
    Statement Report and Partnership and Community
    Development Program for the Financial Year 2013     Management  For           Voted - For
2   Approval on Profit Utilization for the Financial
    Year 2013                                           Management  For           Voted - For
3   Approval of Remuneration for Directors and
    Commissioner                                        Management  For           Voted - Against
4   Approval of Appointment of Public Accountant for
    Financial Report and Partnership and Development
    Program Report Audit for the Financial Year 2014    Management  For           Voted - For
5   Approval on Amendment of Article of Association     Management  For           Abstain
PT PERUSAHAAN GAS NEGARA (PERSERO) TBK
CUSIP: Y7136Y118
Meeting Date: 27-Mar-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    283086 Due to Addition Of-resolution 6 and 7. All
    Votes Received on the Previous Meeting Will be
    Disrega-rded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Approval of the Company's Annual Report for Year
    2013 and the Partnership and Community Development
    Program Report for Year 2013 and the Commissioners
    Supervision Report in Year 2013                     Management  For           Voted - For
2   Ratification of the Company's Financial Report for
    Year 2013 Including the Financial Report the
    Partnership and Community Development Program and
    to Release and Discharge the Directors and
    Commissioners for Book Year 2013                    Management  For           Voted - For
3   Determination of the Company's Profit Utilization
    for Book Year 2013 and Determination Dividend       Management  For           Voted - For
4   Approval of Appointment of Public Accountant for
    Financial Report and Partnership and Development
    Program Report Audit for Year 2014                  Management  For           Voted - For
5   Determination Remuneration for Commissioners and
    Directors                                           Management  For           Voted - Against
6   Approval on Application of Decree of State Owned
    Enterprise Ministry                                 Management  For           Voted - For
7   Approval of the Changes of the Company's Management Management  For           Abstain


631

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT UNILEVER INDONESIA TBK
CUSIP: Y9064H141
Meeting Date: 24-Oct-13 Meeting Type: ExtraOrdinary General Meeting
1   Change Composition of Member of Board of Directors   Management  For           Abstain
    10102013: Please Note That This is A Revision Due
    to Change in Meeting Time Fr-om 08:00 to 10:30. If
    You Have Already Sent in Your Votes, Please Do Not
    Retur-n This Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.               Non-Voting                Non-Voting
Meeting Date: 04-Jun-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report Including Company's
    Financial Statements Along with the Annual
    Supervisory of Board of Commissioners for Year
    Ended 2013 and Appropriation of Company's Net
    Profit for Book Year 2013                            Management  For           Voted - For
2   Appointment of Public Accountant for Book Year 2014
    and Determine Their Honorarium                       Management  For           Voted - For
3   Re-appointment of Company's Board of Director and
    Determination of the Honorarium and Allowances       Management  For           Abstain
PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG
CUSIP: Y7145P165
Meeting Date: 27-Mar-14 Meeting Type: Annual General Meeting
    28 Feb 2014: Please Note That This is an Amendment
    to Meeting Id 278950 Due To-change in Voting Status
    of Resolution 1 and Receipt of Director Names in
    Reso-lution 6. All Votes Received on the Previous
    Meeting Will be Disregarded and Y-ou Will Need to
    Reinstruct on This Meeting Notice. Thank You.        Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                             Non-Voting                Non-Voting
1   To Acknowledge the 2013 Performance Result and 2014
    Work Plan of the Company                             Non-Voting                Non-Voting
2   To Approve the 2013 Financial Statements             Management  For           Voted - For
3   To Approve the Dividend Payment for 2013 Performance Management  For           Voted - For
4   To Appoint the Auditor and Consider the Auditors
    Fees for Year 2014                                   Management  For           Voted - For
5   To Approve the Directors and the Sub-committees
    Remuneration for Year 2014                           Management  For           Voted - Against
6.A To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Suthep Liumsirijarern          Management  For           Voted - For


632




                           GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.B To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Ampon Kittiampon              Management  For           Voted - For
6.C To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Pailin Chuchottaworn          Management  For           Voted - For
6.D To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Manas Jamveha                 Management  For           Voted - For
6.E To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Tevin Vongvanich              Management  For           Voted - For
7   Other Matters (if Any)                              Management  For           Voted - Against
    28 Feb 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Amendment
    Comment. If You Have Already Sent in Your Votes for
    Mid: 28692-0 Please Do Not Revote on This Meeting
    Unless You Decide to Amend Your Instruc-tions.      Non-Voting                Non-Voting
PTT PUBLIC COMPANY LIMITED
CUSIP: Y6883U113
Meeting Date: 10-Apr-14    Meeting Type: Annual General Meeting
1   To Certify the 2013 Agm Minutes on April 11, 2013   Management  For           Voted - For
2   To Approve the 2013 Performance Statement and the
    2013 Financial Statement, Year-end on December 31,
    2013                                                Management  For           Voted - For
3   To Approve 2013 Net Profit Allocation Plan and
    Dividend Policy                                     Management  For           Voted - For
4.1 To Elect Director in Replacement: Air Chief Marshal
    Prajin Jantong                                      Management  For           Voted - Against
4.2 To Elect Director in Replacement: Mr.montri
    Sotangkul                                           Management  For           Voted - Against
4.3 To Elect Director in Replacement: Mr.thosaporn
    Sirisumphand                                        Management  For           Voted - Against
4.4 To Elect Director in Replacement: Mr.sihasak
    Phuangketkeow                                       Management  For           Voted - Against
4.5 To Elect Director in Replacement: Mr. Athapol
    Yaisawang                                           Management  For           Voted - Against
5   To Approve the 2014 Directors' Remuneration         Management  For           Voted - Against
6   To Appoint an Auditor and to Approve the 2013 Audit
    Fees                                                Management  For           Voted - For
7   Other Matters (if Any)                              Management  For           Voted - Against
    25 Feb 2014: in the Situation Where the Chairman of
    the Meeting Suddenly Chang-e the Agenda And/or Add
    New Agenda During the Meeting, We Will Vote That
    Agend-a As Abstain.                                 Non-Voting                Non-Voting
    25 Feb 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy


633




                          GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                 Non-Voting
PUBLIC BANK BHD
CUSIP: Y71497104
Meeting Date: 06-Jun-14   Meeting Type: ExtraOrdinary General Meeting
1   Proposed Renounceable Rights Issue of New Ordinary
    Shares of Rm1.00 Each ("rights Share(s)") in Public
    Bank Berhad to Raise Gross Proceeds of Up to Rm5.00
    Billion ("proposed Rights Issue")                    Management   For           Voted - For
PUBLIC BANK BHD
CUSIP: Y71497112
Meeting Date: 31-Mar-14   Meeting Type: Annual General Meeting
O.1 To Receive the Audited Financial Statements for the
    Financial Year Ended 31dec2013 and the Reports of
    the Directors and Auditors Thereon                   Management   For           Voted - For
O.2 To Re-elect Tang Wing Chew Who Retires by Rotation
    Pursuant to Article 111 of the Company's Articles
    of Association                                       Management   For           Voted - For
O.3 To Re-elect the Director and to Hold Office Until
    the Next Agm: Tan Sri Dato' Sri Dr. Teh Hong Piow    Management   For           Voted - For
O.4 To Re-elect the Director and to Hold Office Until
    the Next Agm: Tan Sri Datuk Seri Utama Thong Yaw
    Hong                                                 Management   For           Voted - For
O.5 To Re-elect the Director and to Hold Office Until
    the Next Agm: Tan Sri Dato' Sri Tay Ah Lek           Management   For           Voted - For
O.6 To Re-elect the Director and to Hold Office Until
    the Next Agm: Dato' Sri Lee Kong Lam                 Management   For           Voted - For
O.7 To Re-elect the Director and to Hold Office Until
    the Next Agm: Lai Wan                                Management   For           Voted - For
O.8 To Approve the Payment of Directors Fees of Myr
    2,469,000 for the Financial Year Ended 31 Dec 2013   Management   For           Voted - For
O.9 To Re-appoint Messrs KPMG As Auditors of the
    Company for the Financial Year Ending 31 Dec 2014
    and to Authorise the Directors to Fix the Auditors'
    Remuneration                                         Management   For           Voted - For
O.10 Proposed Merger of Ordinary Shares of Myr 1.00 Each
    in Pbb (pbb Shares) Listed and Quoted As 'local'
    and Pbb Shares Listed and Quoted As 'foreign' on
    the Main Market of Bursa Malaysia Securities Bhd
    (bursa Securities) (proposed Merger of Pbb 'l'
    Shares and Pbb 'f' Shares)                           Management   For           Voted - For
S.1 Proposed Amendments to the Memorandum and Articles
    of Association of Pbb                                Management   For           Voted - For


634

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SIAM CEMENT PUBLIC CO LTD
CUSIP: Y7866P139
Meeting Date: 26-Mar-14 Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   To Approve the Minutes of the 2013 Annual General
    Meeting of Shareholders-(the 20th Meeting) Held on
    Wednesday, March 27, 2013                           Non-Voting                Non-Voting
2   To Acknowledge the Company's Annual Report for the
    Year 2013                                           Non-Voting                Non-Voting
3   To Approve the Financial Statement for the Year
    Ended December 31, 2013                             Non-Voting                Non-Voting
4   To Consider and Approve the Allocation of Profit
    for the Year 2013                                   Non-Voting                Non-Voting
5.1 To Consider and Approve the Election of Director in
    Replacement of Those Who-will be Retired by
    Rotation: Mr. Sumet Tantivejkul                     Non-Voting                Non-Voting
5.2 To Consider and Approve the Election of Director in
    Replacement of Those Who-will be Retired by
    Rotation: Mr. Pricha Attavipach                     Non-Voting                Non-Voting
5.3 To Consider and Approve the Election of Director in
    Replacement of Those Who-will be Retired by
    Rotation: Mr. Yos Euarchukiati                      Non-Voting                Non-Voting
5.4 To Consider and Approve the Election of Director in
    Replacement of Those Who-will be Retired by
    Rotation: Mr. Kan Trakulhoon                        Non-Voting                Non-Voting
6   To Consider and Approve the Appointment of Auditor
    and Audit Fee for the Year-2014                     Non-Voting                Non-Voting
7.1 To Acknowledge the Board of Directors' Remuneration Non-Voting                Non-Voting
7.2 To Acknowledge the Sub-committees' Remuneration     Non-Voting                Non-Voting
SIME DARBY BHD
CUSIP: Y7962G108
Meeting Date: 21-Nov-13 Meeting Type: Annual General Meeting
1   To Declare A Final Single Tier Dividend of 27 Sen
    Per Ordinary Share for the Financial Year Ended 30
    June 2013                                           Management  For           Voted - For
2   To Approve the Annual Remuneration for the Non-
    Executive Directors As Disclosed in the Audited
    Financial Statements for the Financial Year Ended
    30 June 2013                                        Management  For           Voted - For
3   To Re-appoint Tan Sri Dato' Dr Wan Mohd Zahid Mohd
    Noordin As A Director of the Company and to Hold
    Office Until the Conclusion of the Next Annual
    General Meeting Pursuant to Section 129(6) of the
    Companies Act, 1965                                 Management  For           Voted - For


635




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Dato' Abdul Ghani Othman      Management  For           Voted - For
5   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Tan Sri Dato' Sri Dr Wan
    Abdul Aziz Wan Abdullah                             Management  For           Voted - For
6   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Ir Dr Muhamad Fuad Abdullah   Management  For           Voted - For
7   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Re-election: Tan Sri Dato' Sri Hamad
    Kama Piah Che Othman                                Management  For           Voted - For
8   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Re-election: Tan Sri Datuk Dr Yusof
    Basiran                                             Management  For           Voted - For
9   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered
    Herself for Re-election: Datuk Zaiton Mohd Hassan   Management  For           Voted - For
10  To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company for the Financial Year Ending 30 June
    2014, and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
11  Authority to Allot and Issue Shares Pursuant to
    Section 132d of the Companies Act, 1965             Management  For           Voted - For
12  Proposed Renewal of Shareholders' Mandate for
    Existing Recurrent Related Party Transactions and
    Proposed New Shareholders' Mandate for Additional
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature                                   Management  For           Voted - For
13  Proposed Grant to Muhammad Ali Nuruddin Pursuant to
    the Performance-based Employee Share Scheme for the
    Eligible Employee (including Executive Directors)
    of Sime Darby Berhad and Its Subsidiaries
    (excluding Subsidiaries Which are Dormant) (scheme) Management  For           Voted - For
Meeting Date: 21-Nov-13 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Dividend Reinvestment Plan That Provides
    Shareholders of the Company with an Option to
    Reinvest Their Cash Dividend in New Ordinary Shares
    of Rm0.50 Each in the Company ("sime Darby Shares")
    ("proposed Drp")                                    Management  For           Voted - For


636




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SINGAPORE AIRLINES LTD, SINGAPORE
CUSIP: Y7992P128
Meeting Date: 26-Jul-13 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and
    Audited Financial Statements for the Year Ended 31
    March 2013 and the Auditor's Report Thereon         Management  For           Voted - For
2   To Declare A Final Dividend of 17 Cents Per
    Ordinary Share for the Year Ended 31 March 2013     Management  For           Voted - For
3.a To Re-elect the Following Director Who is Retiring
    by Rotation in Accordance with Article 82 of the
    Company's Articles of Association and Who, Being
    Eligible, Offer Himself for Re-election: Mr Goh
    Choon Phong                                         Management  For           Voted - For
3.b To Re-elect the Following Director Who is Retiring
    by Rotation in Accordance with Article 82 of the
    Company's Articles of Association and Who, Being
    Eligible, Offer Himself for Re-election: Mr Lucien
    Wong Yuen Kuai                                      Management  For           Voted - For
4.a To Re-elect the Following Director Who is Retiring
    in Accordance with Article 89 of the Company's
    Articles of Association and Who, Being Eligible,
    Offer Himself for Re-election: Mr Hsieh Tsun-yan    Management  For           Voted - Against
4.b To Re-elect the Following Director Who is Retiring
    in Accordance with Article 89 of the Company's
    Articles of Association and Who, Being Eligible,
    Offer Himself for Re-election: Mr Gautam Banerjee   Management  For           Voted - For
5   To Approve Directors' Emoluments of Up to Sgd
    1,700,000 for the Financial Year Ending 31 March
    2014 (fy2012-13: Up to Sgd 1,650,000)               Management  For           Voted - For
6   To Re-appoint Messrs Ernst & Young LLP As Auditor
    of the Company and to Authorise the Directors to
    Fix Their Remuneration                              Management  For           Voted - For
7.1 That Pursuant to Section 161 of the Companies Act,
    Cap. 50, Authority be and is Hereby Given to the
    Directors of the Company To: (a) (i) Issue Shares
    in the Capital of the Company ("shares") Whether by
    Way of Rights, Bonus Or Otherwise; And/or (ii) Make
    Or Grant Offers, Agreements Or Options
    (collectively, "instruments") That Might Or Would
    Require Shares to be Issued, Including But Not
    Limited to the Creation and Issue of (as Well As
    Adjustments To) Warrants, Debentures Or Other
    Instruments Convertible Into Shares, at Any Time
    and Upon Such Terms and Conditions and for Such
    Purposes and to Such Persons As the Directors May
    in Their Absolute Discretion Deem Fit; and (b)
    (notwithstanding the Authority Contd                Management  For           Voted - For
    Contd Conferred by This Resolution May Have Ceased
    to be in Force) Issue-shares in Pursuance of Any
    Instrument Made Or Granted by the Directors
    While-this Resolution Was in Force, Provided That:
    (1) the Aggregate Number Of- Shares to be Issued


637




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Pursuant to This Resolution (including Shares to
Be-issued in Pursuance of Instruments Made Or
Granted Pursuant to This- Resolution) Does Not
Exceed 50 Per Cent of the Total Number of Issued
Shares-(excluding Treasury                              Non-Voting                Non-Voting
Shares) in the Capital of the Company (as
Calculated In-accordance with Subparagraph (2)
Below), of Which the Aggregate Number Of-shares to
be Issued Other Than on A Pro Rata Basis to
Shareholders of The-company (including Shares to be
Issued in Pursuance of Instruments Made Or-granted
Pursuant to This Resolution) Does Not Exceed 5 Per
Cent of the Total-number of Issued Contd                                          Non-Voting
Contd Shares (excluding Treasury Shares) in the
Capital of the Company (as-calculated in Accordance
with Sub-paragraph (2) Below); (2) (subject to
Such-manner of Calculation As May be Prescribed by
the Singapore Exchange-securities Trading Limited
("sgx-st")) for the Purpose of Determining
The-aggregate Number of Shares That May be Issued
Under Sub-paragraph (1) Above,- the Percentage of
Issued Shares Shall be Based on the Total Number of
Issued-shares (excluding Treasury Shares) in the
Capital of the Company at the Time-this Resolution
is Passed, After Adjusting For: (i) New Shares
Arising From-the Conversion Or Exercise of Any
Convertible Securities Or Share Options Or-vesting
of Share Awards Which are Outstanding Or Subsisting
at the Time This- Resolution is Passed; and (ii)
Any Subsequent Bonus Issue Or Consolidation-contd       Non-Voting                Non-Voting
Contd Or Subdivision of Shares; (3) in Exercising
the Authority Conferred By-this Resolution, the
Company Shall Comply with the Provisions of the
Listing-manual of the Sgx-st for the Time Being in
Force (unless Such Compliance Has-been Waived by
the Sgx-st) and the Articles of Association for the
Time Being-of the Company; and (4) (unless Revoked
Or Varied by the Company in General-meeting) the
Authority Conferred by This Resolution Shall
Continue in Force-until the Conclusion of the Next
Annual General Meeting of the Company Or The-date
by Which the Next Annual General Meeting of the
Company is Required By-law to be Held, Whichever is
the Earlier                                             Non-Voting                Non-Voting
7.2 That the Directors be and are Hereby Authorised To:
(a) Grant Awards in Accordance with the Provisions
of the Sia Performance Share Plan And/or the Sia
Restricted Share Plan; and (b) Allot and Issue from
Time to Time Such Number of Fully Paid Ordinary
Shares As May be Required to be Issued Pursuant to
the Vesting of Awards Under the Sia Performance
Share Plan And/or the Sia Restricted Share Plan,
Provided That the Maximum Number of New Ordinary
Shares Under Awards to be Granted Pursuant to the
Sia Performance Share Plan and the Sia Restricted
Share Plan During the Period Commencing from the


638




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Date of This Annual General Meeting of the Company
    and Ending on the Date of the Next Annual General
    Meeting of Contd                                    Management  For           Voted - For
    Contd the Company Or the Date by Which the Next
    Annual General Meeting of The-company is Required
    by Law to be Held, Whichever is the Earlier,
    (excluding-new Ordinary Shares Arising from Any
    Adjustments Made from Time to Time- Pursuant to the
    Sia Performance Share Plan and the Sia Restricted
    Share Plan)-shall Not Exceed 8,816,089 Ordinary
    Shares, Which Represents 0.75 Per Cent Of-the Total
    Number of Issued Ordinary Shares (excluding
    Treasury Shares) in The-capital of the Company As
    at 31 March 2013                                    Non-Voting                Non-Voting
8   To Transact Any Other Business As May Properly be
    Transacted at an Annual General Meeting             Management  For           Voted - Against
Meeting Date: 26-Jul-13 Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Renewal of the Share Buy Back Mandate  Management  For           Voted - For
2   The Proposed Renewal of the Mandate for Interested
    Person Transactions                                 Management  For           Voted - For
SINGAPORE TECHNOLOGIES ENGINEERING LTD
CUSIP: Y7996W103
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and
    Audited Financial Statements for the Year Ended 31
    December 2013 and the Auditors' Report Thereon      Management  For           Voted - For
2   To Declare A Final Ordinary Tax Exempt (one-tier)
    Dividend of 4.0 Cents Per Share and A Special Tax
    Exempt (one-tier) Dividend of 8.0 Cents Per Share
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 98 of
    the Articles of Association of the Company and Who,
    Being Eligible, Offer Himself for Re-election: Mr
    Tan Pheng Hock                                      Management  For           Voted - Against
4   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 98 of
    the Articles of Association of the Company and Who,
    Being Eligible, Offer Himself for Re-election: Mr
    Quek Tong Boon                                      Management  For           Voted - Against
5   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 98 of
    the Articles of Association of the Company and Who,
    Being Eligible, Offer Himself for Re-election: Mr
    Khoo Boon Hui                                       Management  For           Voted - Against
6   To Re-elect the Following Director, Each of Whom
    Will Cease to Hold Office Pursuant to Article 104
    of the Articles of Association of the Company and


639




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Who, Being Eligible, Offer Himself for Re-election:
    Lg Ng Chee Meng                                     Management  For           Voted - Against
7   To Re-elect the Following Director, Each of Whom
    Will Cease to Hold Office Pursuant to Article 104
    of the Articles of Association of the Company and
    Who, Being Eligible, Offer Himself for Re-election:
    Mr Quek See Tiat                                    Management  For           Voted - Against
8   To Approve the Sum of Sgd1,198,660 (2012: Sgd
    1,166,346) As Directors' Compensation for the Year
    Ended 31 December 2013 Comprising: (i) Sgd 889,260
    to be Paid in Cash (2012: Sgd 844,446); and (ii)
    Sgd 309,400 to be Paid in the Form of Restricted
    Share Awards Pursuant to the Singapore Technologies
    Engineering Restricted Share Plan 2010, with the
    Number of Shares to be Awarded Rounded Down to the
    Nearest Hundred and Any Residual Balance Settled in
    Cash (2012: Sgd 321,900)                            Management  For           Voted - For
9   To Re-appoint KPMG LLP As Auditors of the Company
    and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
10  That Authority be and is Hereby Given to the
    Directors To: (a) (i) Issue Shares in the Capital
    of the Company ("shares") Whether by Way of Rights,
    Bonus Or Otherwise; And/or (ii) Make Or Grant
    Offers, Agreements Or Options (collectively,
    "instruments") That Might Or Would Require Shares
    to be Issued, Including But Not Limited to The      Management  For           Voted - For
    Creation and Issue of (as Well As Adjustments To)
    Warrants, Debentures Or Other Instruments
    Convertible Into Shares, at Any Time and Upon Such
    Terms and Conditions and for Such Purposes and to
    Such Persons As the Directors May, in Their
    Absolute Discretion, Deem Fit; and (b)
    (notwithstanding the Authority Conferred by This
    Resolution May Have Ceased to be in Force) Issue
    Shares in Pursuance of Any Instrument Made Or
    Granted by the Directors While This Resolution Was
    in Force, Provided That: Contd                                                Non-Voting
    Contd (1) the Aggregate Number of Shares to be
    Issued Pursuant to This-resolution (including
    Shares to be Issued in Pursuance of Instruments
    Made Or-granted Pursuant to This Resolution) Does
    Not Exceed 50 Per Cent. of The-total Number of
    Issued Shares in the Capital of the Company
    Excluding-treasury Shares (as Calculated in
    Accordance with Sub-paragraph (2) Below),-of Which
    the Aggregate Number of Shares to be Issued Other
    Than on A Pro Rata-basis to Shareholders of the
    Company (including Shares to be Issued In-pursuance
    of Instruments Made Or Granted Pursuant to This
    Resolution) Shall-not Exceed Five Per Cent. of the
    Total Number of Issued Shares in the Capital-of the
    Company Excluding Treasury Shares (as Calculated in
    Accordance With-sub-paragraph (2) Below); (2)
    (subject to Such Manner of Calculation As May-be
    Contd                                               Non-Voting                Non-Voting


640




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Contd Prescribed by the Sgx-st) for the Purpose of
Determining the Aggregate-number of Shares That May
be Issued Under Sub-paragraph (1) Above,
The-percentage of Issued Shares Shall be Based on
the Total Number of Issued-shares in the Capital of
the Company Excluding Treasury Shares at the
Time-this Resolution is Passed, After Adjusting
For: (i) New Shares Arising From-the Conversion Or
Exercise of Any Convertible Securities Or Share
Options Or-vesting of Share Awards Which are
Outstanding Or Subsisting at the Time
This-resolution is Passed; and (ii) Any Subsequent
Bonus Issue Or Consolidation Or- Subdivision of
Shares; (3) in Exercising the Authority Conferred
by This-resolution, the Company Shall Comply with
the Provisions of the Listing-manual of the Sgx-st
for the Time Being in Force (unless Such Compliance
Has-been Contd                                      Non-Voting                Non-Voting
Contd Waived by the Sgx-st) and the Articles of
Association for the Time-being of the Company; and
(4) (unless Revoked Or Varied by the Company
In-general Meeting) the Authority Conferred by This
Resolution Shall Continue In- Force Until the
Conclusion of the Next Annual General Meeting of
the Company-or the Date by Which the Next Annual
General Meeting of the Company Is-required by Law
to be Held, Whichever is the Earlier                Non-Voting                Non-Voting
11 That Approval be and is Hereby Given to the
Directors To: (i) Grant Awards in Accordance with
the Provisions of the Singapore Technologies
Engineering Performance Share Plan 2010 (the
"psp2010") And/or the Singapore Technologies
Engineering Restricted Share Plan 2010 (the
"rsp2010") (the Psp2010 and the Rsp2010, Together
the "share Plans"); and (ii) Allot and Issue from
Time to Time Such Number of Fully Paid Ordinary
Shares in the Capital of the Company As May be
Required to be Issued Pursuant to the Vesting of
Awards Under the Psp2010 And/or the Rsp2010,
Provided That the Aggregate Number of New Ordinary
Shares Allotted and Issued And/or to be Allotted
and Issued, When Aggregated with Existing Ordinary
Shares (including Ordinary Shares Held in Treasury)
Delivered And/or to be Delivered, Pursuant to the
Share Plans Shall Contd                             Management  For           Voted - For
Contd Not Exceed Eight Per Cent. of the Total
Number of Issued Ordinary-shares in the Capital of
the Company (excluding Treasury Shares) from Time
To-time                                             Non-Voting                Non-Voting
31 Mar 2014: Please Note That This is A Revision
Due to Modification to Text O-f Resolution 9. If
You Have Already Sent in Your Votes, Please Do Not
Return T-his Proxy Form Unless You Decide to Amend
Your Original Instructions. Thank Yo-u              Non-Voting                Non-Voting


641




                         GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 24-Apr-14  Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Modifications To, and Renewal Of, the
    Shareholders Mandate                                 Management  For           Voted - For
2   The Proposed Renewal of the Share Purchase Mandate   Management  For           Voted - For
SINGAPORE TELECOMMUNICATIONS LTD, SINGAPORE
CUSIP: Y79985209
Meeting Date: 26-Jul-13  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Financial Statements for
    the Financial Year Ended 31 March 2013, the
    Director's Report and the Auditors Report Thereon    Management  For           Voted - For
2   To Declare A Final Dividend of 10.0 Cents Per Share
    in Respect of the Financial Year Ended 31 March 2013 Management  For           Voted - For
3   To Re-elect the Following Director Who Retire by
    Rotation in Accordance with Article 97 of the
    Company's Articles of Association and Who, Being
    Eligible, Offer Himself for Re-election: Mr Simon
    Israel                                               Management  For           Voted - For
4   To Re-elect the Following Director Who Retire by
    Rotation in Accordance with Article 97 of the
    Company's Articles of Association and Who, Being
    Eligible, Offer Himself for Re-election: Mr Peter
    Mason Am                                             Management  For           Voted - For
5   To Re-elect Mr David Gonski Ac Who Ceases to Hold
    Office in Accordance with Article 103 of the
    Company's Articles of Association and Who, Being
    Eligible, Offers Himself for Re-election             Management  For           Voted - For
6   To Approve Payment of Director's Fees by the
    Company of Up to Sgd 2,710,000 for the Financial
    Year Ending 31 March 2014 (2013: Up to Sgd
    2,710,000; Increase: Nil)                            Management  For           Voted - For
7   To Re-appoint Auditors and to Authorise the
    Directors to Fix Their Remuneration                  Management  For           Voted - For
8   That Authority be and is Hereby Given to the
    Directors To: (i) (1) Issue Shares in the Capital
    of the Company ("shares") Whether by Way of Rights,
    Bonus Or Otherwise; And/or (2) Make Or Grant
    Offers, Agreements Or Options (collectively,
    "instruments") That Might Or Would Require Shares
    to be Issued, Including But Not Limited to the
    Creation and Issue of (as Well As Adjustments To)
    Warrants, Debentures Or Other Instruments
    Convertible Into Shares, at Any Time and Upon Such
    Terms and Conditions and for Such Purposes and to
    Such Persons As the Directors May in Their Absolute
    Discretion Deem Fit; and (ii) (notwithstanding the
    Authority Conferred by This Resolution May Have
    Ceased to be in Force) Issue Shares in Pursuance of
    Any Instrument Made Or Granted by the Directors
    While This Resolution Was in Force, Provided That:
    (i) Contd                                            Management  For           Voted - For


642




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd the Aggregate Number of Shares to be Issued
    Pursuant to This Resolution-(including Shares to be
    Issued in Pursuance of Instruments Made Or
    Granted-pursuant to This Resolution) Does Not
    Exceed 50% of the Total Number Of- Issued Shares
    (excluding Treasury Shares) in the Capital of the
    Company (as-calculated in Accordance with
    Sub-paragraph (ii) Below), of Which The-aggregate
    Number of Shares to be Issued Other Than on A Pro
    Rata Basis To-                                      Non-Voting                Non-Voting
    Shareholders of the Company (including Shares to be
    Issued in Pursuance Of-instruments Made Or Granted
    Pursuant to This Resolution) Does Not Exceed 5%-of
    the Total Number of Issued Shares (excluding
    Treasury Shares) in The-capital of the Company (as
    Calculated in Accordance with Sub- Paragraph
    (ii)-below); (ii) (subject to Such Manner of
    Calculation As May be Prescribed By- the Contd                                Non-Voting
    Contd Singapore Exchange Securities Trading Limited
    ("sgx-st")) for The-purpose of Determining the
    Aggregate Number of Shares That May be Issued-under
    Sub-paragraph (i) Above, the Percentage of Issued
    Shares Shall be Based- on the Total Number of
    Issued Shares (excluding Treasury Shares) in
    The-capital of the Company at the Time This
    Resolution is Passed, After Adjusting-for: (a) New
    Shares Arising from the Conversion Or Exercise of
    Any-convertible Securities Or Share Options Or
    Vesting of Share Awards Which Are-outstanding Or
    Subsisting at the Time This Resolution is Passed;
    and (b) Any- Subsequent Bonus Issue Or
    Consolidation Or Sub- Division of Shares; (iii)
    In-exercising the Authority Conferred by This
    Resolution, the Company Shall- Comply with the
    Provisions of the Listing Manual of the Sgx-st, the
    Listing-rules of Asx Contd                          Non-Voting                Non-Voting
    Contd Limited ("asx") and the Rules of Any Other
    Stock Exchange on Which The-shares of the Company
    May for the Time Being be Listed Or Quoted
    ("other-exchange") for the Time Being in Force
    (unless Such Compliance Has Been-waived by the
    Sgx-st, Asx Or, As the Case May Be, the Other
    Exchange) and The-articles of Association for the
    Time Being of the Company; and (iv) (unless-revoked
    Or Varied by the Company in General Meeting) the
    Authority Conferred-by This Resolution Shall
    Continue in Force Until the Conclusion of the
    Next-annual General Meeting of the Company Or the
    Date by Which the Next Annual-general Meeting of
    the Company is Required by Law to be Held,
    Whichever Is-the Earlier                            Non-Voting                Non-Voting
9   That Approval be and is Hereby Given to the
    Directors to Grant Awards in Accordance with the
    Provisions of the Singtel Performance Share Plan
    2012 ("singtel Psp 2012") and to Allot and Issue
    from Time to Time Such Number of Fully Paid- Up


643




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares As May be Required to be Delivered Pursuant
    to the Vesting of Awards Under the Singtel Psp
    2012, Provided That: (i) the Aggregate Number of
    New Shares to be Issued Pursuant to the Vesting of
    Awards Granted Or to be Granted Under the Singtel
    Psp 2012 Shall Not Exceed 5% of the Total Number of
    Issued Shares (excluding Treasury Shares) from Time
    to Time; and (ii) the Aggregate Number of New
    Shares Under Awards to be Granted Pursuant to the
    Singtel Psp 2012 During the Period Commencing from
    the Date of This Annual General Meeting of the
    Company and Ending on the Date of the Next Contd    Management  For           Voted - For
    Contd Annual General Meeting of the Company Or the
    Date by Which the Next-annual General Meeting of
    the Company is Required by Law to be
    Held,-whichever is the Earlier, Shall Not Exceed
    0.5% of the Total Number of Issued-shares
    (excluding Treasury Shares) from Time to Time       Non-Voting                Non-Voting
Meeting Date: 26-Jul-13 Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Renewal of the Share Purchase Mandate  Management  For           Voted - For
2   The Proposed Approval for Participation by the
    Relevant Person in the Singtel Performance Share
    Plan 2012 for the Purposes of the Listing Rules of
    Asx Limited                                         Management  For           Voted - For
SM INVESTMENTS CORP
CUSIP: Y80676102
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting
    288667 Due to Addition of Res-olution "17". All
    Votes Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Call to Order                                       Management  For           Voted - For
2   Certification of Notice and Quorum                  Management  For           Voted - For
3   Approval of Minutes of Annual Meeting of
    Stockholders Held on April 25, 2013                 Management  For           Voted - For
4   Annual Report for the Year 2013                     Management  For           Voted - For
5   General Ratification of the Acts of the Board of
    Directors and the Management from the Date of the
    Last Annual Stockholders' Meeting Up to the Date of
    This Meeting                                        Management  For           Voted - For
6   Amendment of the Articles of Incorporation to State
    the Specific Address of the Corporation's Principal
    Office Per Sec Mc No. 6, Series of 2014             Management  For           Voted - For
7   Election of Director: Henry Sy, Sr                  Management  For           Voted - For
8   Election of Director: Teresita T. Sy                Management  For           Voted - For
9   Election of Director: Henry T. Sy, Jr               Management  For           Voted - For
10  Election of Director: Harley T. Sy                  Management  For           Voted - For


644

GLOBAL X FTSE ASEAN 40 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  Election of Director: Jose T. Sio                   Management  For           Voted - For
12  Election of Director: Vicente S. Perez, Jr.
    (independent Director)                              Management  For           Voted - For
13  Election of Director: Ah Doo Lim (independent
    Director)                                           Management  For           Voted - For
14  Election of Director: Joseph R. Higdon (independent
    Director)                                           Management  For           Voted - For
15  Appointment of External Auditors                    Management  For           Voted - For
16  Adjournment                                         Management  For           Voted - For
17  Other Matters                                       Management  For           Voted - Against
TENAGA NASIONAL BHD, KUALA LUMPUR
CUSIP: Y85859109
Meeting Date: 19-Dec-13    Meeting Type: Annual General Meeting
1   To Approve the Declaration of A Final Single-tier
    Dividend of 15.0 Sen Per Ordinary Share for the
    Financial Year Ended 31 August 2013                 Management  For           Voted - For
2   To Approve the Following Directors' Fees: Increase
    in Directors' Fees Amounting to Rm180,000.00 Per
    Annum for the Non-executive Chairman and
    Rm120,000.00 Per Annum for the Non-executive
    Director with Effect from 1 January 2013            Management  For           Voted - For
3   To Approve the Following Directors' Fees: Payment
    of Directors' Fees of Rm 1,900,000.00 for the
    Financial Year Ended 31 August 2013                 Management  For           Voted - For
4   To Re-elect the Following Director Who Retires in
    Accordance with Article 135 of the Company's
    Articles of Association: Datuk Nozirah Binti Bahari Management  For           Voted - For
5   To Re-elect the Following Director Who Retires in
    Accordance with Article 135 of the Company's
    Articles of Association: Datuk Chung Hon Cheong     Management  For           Voted - For
6   To Re-appoint the Following Director Who Retires in
    Accordance with Section 129(6) of the Companies
    Act, 1965 ("act") to Hold Office Until the
    Conclusion of the Next Annual General Meeting
    ("agm"): Tan Sri Leo Moggie                         Management  For           Voted - For
7   To Re-appoint the Following Director Who Retires in
    Accordance with Section 129(6) of the Companies
    Act, 1965 ("act") to Hold Office Until the
    Conclusion of the Next Annual General Meeting
    ("agm"): Tan Sri Dato' Seri Siti Norma Binti Yaakob Management  For           Voted - For
8   To Re-appoint Messrs PricewaterhouseCoopers, Having
    Consented to Act, As Auditors of the Company, to
    Hold Office Until the Conclusion of the Next Agm
    and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - Against
9   Proposed Continuation in Office As Independent
    Non-executive Director in Accordance with
    Recommendation 3.3 of the Malaysian Code on
    Corporate Governance 2012: Dato' Zainal Abidin Bin
    Putih                                               Management  For           Voted - For


645




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Proposed Renewal of Authority for the Purchase by
    the Company of Its Own Shares                       Management  For           Voted - For
THE SIAM COMMERCIAL BANK PUBLIC CO LTD
CUSIP: Y7905M113
Meeting Date: 03-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    285876 Due to Change in Th-e Voting Status of
    Resolution "1". All Votes Received on the Previous
    Meeting-will be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Th- Ank You.     Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   To Acknowledge the Annual Report of the Board of
    Directors                                           Non-Voting                Non-Voting
2   To Consider and Approve the Financial Statements
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Consider and Approve the Allocation of Profit
    from the Banks Operational Results for the Year
    2013 and the Dividend Payment                       Management  For           Voted - For
4   To Consider and Approve the Directors Remuneration
    for the Year 2014 and the Directors Bonus Based on
    the Year 2013 Operational Results                   Management  For           Voted - Against
5.A To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Khunying Jada
    Wattanasiritham                                     Management  For           Voted - For
5.B To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Disnadda Diskul  Management  For           Voted - For
5.C To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Chirayu
    Isarangkun Na Ayuthaya                              Management  For           Voted - For
5.D To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Ekamol Kiriwat   Management  For           Voted - For
5.E To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Apisak
    Tantivorawong                                       Management  For           Voted - For
6   To Consider and Appoint the Auditors and Fix the
    Audit Fee                                           Management  For           Voted - For
7   To Consider and Approve the Sale of All Ordinary
    Shares in the Siam Commercial Samaggi Insurance
    Public Company Limited (scsmg) Held by the Bank to
    Ace Ina International Holdings, Limited and Its
    Affiliates (ace) Upon Fulfillment of the Conditions
    Precedent As Agreed                                 Management  For           Voted - For
8   To Consider and Approve the Delegation of Authority
    to the Executive Committee, Or the Chairman of the
    Executive Committee, Or the President to Have Power
    to Approve and Execute Any Actions Relating to
    And/or in Connection with the Shares Sale and


646




                          GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Purchase Agreement, Including the Sale of All
    Ordinary Shares in Scsmg Held by the Bank to Ace    Management  For           Voted - For
9   To Consider and Approve the Amendment to Clause 4
    of the Banks Memorandum of Association in Order for
    It to be in Line with the Conversion of Preferred
    Shares Into Ordinary Shares in the Year 2013        Management  For           Voted - For
UNITED OVERSEAS BANK LTD, SINGAPORE
CUSIP: Y9T10P105
Meeting Date: 24-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Financial Statements, the Directors'
    Report and the Auditor's Report for the Year Ended
    31 December 2013                                    Management  For           Voted - For
2   To Declare A Final One-tier Tax- Exempt Dividend of
    50 Cents and A Special One-tier Tax-exempt Dividend
    of Five Cents Per Ordinary Share for the Year Ended
    31 December 2013                                    Management  For           Voted - For
3   To Approve Directors' Fees of Sgd2,055,000 for 2013
    (2012: Sgd 1,815,000)                               Management  For           Voted - For
4   To Approve A Fee of Sgd 800,000 to the Chairman
    Emeritus and Adviser of the Bank, Dr Wee Cho Yaw,
    for the Period from January 2013 to December 2013   Management  For           Voted - Against
5   To Re-appoint Ernst & Young LLP As Auditor of the
    Company and Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
6   To Re-elect the Following Director Retiring by
    Rotation: Mr Wong Meng Meng                         Management  For           Voted - For
7   To Re-elect the Following Director Retiring by
    Rotation: Mr Willie Cheng Jue Hiang                 Management  For           Voted - For
8   To Re-appoint Dr Wee Cho Yaw Under Section 153(6)
    of the Companies Act, Cap 50, to Hold Office from
    the Date of This Annual General Meeting Until the
    Next Annual General Meeting                         Management  For           Voted - For
9   That Authority be and is Hereby Given to the
    Directors To: (a) (i) Issue Ordinary Shares in the
    Capital of the Company (shares) Whether by Way of
    Rights, Bonus Or Otherwise; And/or (ii) Make Or
    Grant Offers, Agreements Or Options (collectively,
    Instruments) That Might Or Would Require Shares to
    be Issued, Including But Not Limited to the
    Creation and Issue of (as Well As Adjustments To)
    Warrants, Debentures Or Other Instruments
    Convertible Into Shares, at Any Time and Upon Such
    Terms and Conditions and for Such Purposes and to
    Such Persons As the Directors May in Their Absolute
    Discretion Deem Fit; and (b)                        Management  For           Voted - For
    (notwithstanding the Authority Conferred by This
    Resolution May Have Ceased to be in Force) Issue
    Shares in Pursuance of Any Instrument Made Or
    Granted by the Directors While This Resolution Was
    in Force, Provided That Contd                                                 Non-Voting


647




    GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd : (1) the Aggregate Number of Ordinary Shares
    to be Issued Pursuant To-this Resolution (including
    Shares to be Issued in Pursuance of
    Instruments-made Or Granted Pursuant to This
    Resolution) Does Not Exceed 50 Per Cent Of-the
    Total Number of Issued Shares, Excluding Treasury
    Shares, in the Capital-of the Company (as
    Calculated in Accordance with Paragraph (2) Below),
    Of-which the Aggregate Number of Shares to be
    Issued Other Than on A Pro-rata-basis to
    Shareholders of the Company (including Shares to be
    Issued In- Pursuance of Instruments Made Or Granted
    Pursuant to This Resolution) Does-not Exceed 20 Per
    Cent of the Total Number of Issued Shares,
    Excluding-treasury Shares, in the Capital of the
    Company (as Calculated in Accordance-with Paragraph
    (2) Below); (2) (subject to Such Manner of
    Calculation As May- be Contd                        Non-Voting                Non-Voting
    Contd Prescribed by the Singapore Exchange
    Securities Trading Limited- (sgx-st)) for the
    Purpose of Determining the Aggregate Number of
    Shares That-may be Issued Under Paragraph (1)
    Above, the Percentage of Issued Shares-shall be
    Based on the Total Number of Issued Shares,
    Excluding Treasury-shares, in the Capital of the
    Company at the Time This Resolution is
    Passed,-after Adjusting For: (i) New Ordinary
    Shares Arising from the Conversion Or-exercise of
    Any Convertible Securities Or Share Options Or
    Vesting of Share-awards Which are Outstanding Or
    Subsisting at the Time This Resolution Is-passed;
    and (ii) Any Subsequent Bonus Issue, Consolidation
    Or Subdivision Of- Shares; (3) in Exercising the
    Authority Conferred by This Resolution, The-
    Company Shall Comply with the Provisions of the
    Listing Manual of the Sgx-st-for the Contd          Non-Voting                Non-Voting
    Contd Time Being in Force (unless Such Compliance
    Has Been Waived by The-sgx-st) and the Articles of
    Association for the Time Being of the Company;-and
    (4) (unless Revoked Or Varied by the Company in
    General Meeting) The-authority Conferred by This
    Resolution Shall Continue in Force Until
    The-conclusion of the Next Agm of the Company Or
    the Date by Which the Next Agm-of the Company is
    Required by Law to be Held, Whichever is Earlier    Non-Voting                Non-Voting
10  That Authority be and is Hereby Given to the
    Directors to Allot and Issue from Time to Time Such
    Number of Ordinary Shares As May be Required to be
    Allotted and Issued Pursuant to the Uob Scrip
    Dividend Scheme                                     Management  For           Voted - For
11  That (a) Authority be and is Hereby Given to the
    Directors To: (i) Allot and Issue Any of the
    Preference Shares Referred to in Articles 7a, 7b,
    7c, 7d, 7e And/or 7f of the Articles of Association
    of the Company; And/or (ii) Make Or Grant Offers,
    Agreements Or Options That Might Or Would Require


648




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                             PROPOSED BY MGT. POSITION REGISTRANT VOTED
the Preference Shares Referred to in Sub-paragraph
(i) Above to be Issued, at Any Time and Upon Such
Terms and Conditions and for Such Purposes and to
Such Persons As the Directors May in Their Absolute
Discretion Deem Fit and (notwithstanding That the
Authority Conferred by This Resolution May Have
Ceased to be in Force) to Issue the Preference
Shares Referred to in Subparagraph (i) Above in
Connection with Any Offers, Agreements Or Options
Made Or Granted by the Directors While This
Resolution Was in Force; (b) the Directors be Contd  Management  For           Abstain
Contd Authorised to Do All Such Things and Execute
All Such Documents As They-may Consider Necessary
Or Appropriate to Give Effect to This Resolution
As-they May Deem Fit; and (c) (unless Revoked Or
Varied by the Company In-general Meeting) the
Authority Conferred by This Resolution Shall
Continue In- Force Until the Conclusion of the Next
Agm of the Company Or the Date By-which the Next
Agm of the Company is Required by Law to be Held,
Whichever Is-earlier                                 Non-Voting                Non-Voting
12 That (a) for the Purposes of Sections 76c and 76e
of the Companies Act, the Exercise by the Directors
of the Company of All the Powers of the Company to
Purchase Or Otherwise Acquire Issued Ordinary
Shares in the Capital of the Company Not Exceeding
in Aggregate the Maximum Limit (as Hereafter
Defined), at Such Price Or Prices As May be
Determined by the Directors from Time to Time Up to
the Maximum Price (as Hereafter Defined), Whether
by Way Of: (i) Market Purchase(s) (market Purchase)
on the Sgx-st; And/or (ii) Off-market Purchase(s)
(off-market Purchase) (if Effected Otherwise Than
on Sgx-st) in Accordance with Any Equal Access
Scheme(s) As May be Determined Or Formulated by the
Directors As They Consider Fit, Which Scheme(s)
Shall Satisfy All the Conditions Prescribed by the
Companies Act, and Otherwise in Contd                Management  For           Voted - For
Contd Accordance with All Other Laws, Regulations
and Rules of Sgx- St As May-for the Time Being be
Applicable, be and is Hereby Authorised and
Approved-generally and Unconditionally (share
Purchase Mandate); (b) the Authority- Conferred on
the Directors Pursuant to the Share Purchase
Mandate May Be-exercised by the Directors at Any
Time and from Time to Time During The-period
Commencing from the Date of the Passing of This
Resolution And- Expiring on the Earliest Of: (i)
the Date on Which the Next Agm of The- Company is
Held Or Required by Law to be Held; (ii) the Date
on Which The- Purchases Or Acquisitions of Shares
Pursuant to the Share Purchase Mandate-are Carried
Out to the Full Extent Mandated; Or (iii) the Date
on Which The-authority Conferred by the Share
Purchase Mandate is Revoked Or Varied by
The-company in A Contd                               Non-Voting                Non-Voting


649




GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Contd General Meeting; (c) in This Resolution 12:
"relevant Period" Means The-period Commencing from
the Date on Which the Last Agm of the Company Was
Held-and Expiring on the Date the Next Agm of the
Company is Held Or is Required-by Law to be Held,
Whichever is the Earlier, After the Date of
This-resolution; "maximum Limit" Means That Number
of Shares Representing Five Per-cent of the Total
Number of Issued Shares (excluding Any Shares Which
Are-held                                            Non-Voting                Non-Voting
As Treasury Shares) As at the Date of the Passing
of This Resolution- Unless the Company Has Effected
A Reduction of the Share Capital of The-company in
Accordance with the Applicable Provisions of the
Companies Act At-any Time During the Relevant
Period, in Which Event the Issued Shares Shall-be
Taken to be the Total Number of the Issued Shares
As Altered by Such-capital Contd                                              Non-Voting
Contd Reduction (excluding Any Shares Which are
Held As Treasury Shares As At-that Date); and
"maximum Price" in Relation to A Share to be
Purchased Or-acquired, Means the Purchase Price
(excluding Brokerage, Commission,-applicable Goods
and Services Tax and Other Related Expenses) Which
Shall Not- Exceed: (i) in the Case of A Market
Purchase, 105 Per Cent of the Average-closing Price
of the Shares; and (ii) in the Case of an
Off-market Purchase,-110 Per Cent of the Average
Closing Price of the Shares, Where:
"average-closing Price" Means the Average of the
Last Dealt Prices of the Shares Over-the Five
Consecutive Market Days on Which the Shares Were
Transacted on The- Sgx-st Immediately Preceding the
Date of the Market Purchase by the Company-or, As
the Case May Be, the Date of the Making of the
Offer Pursuant to The-off- Contd                    Non-Voting                Non-Voting
Contd Market Purchase, and Deemed to be Adjusted in
Accordance with The-listing Rules of the Sgx-st for
Any Corporate Action Which Occurs After
The-relevant Five-day Period; and "date of the
Making of the Offer" Means The-date on Which the
Company Announces Its Intention to Make an Offer
for An-off-market Purchase, Stating Therein the
Purchase Price (which Shall Not Be-more Than the
Maximum Price Calculated on the Foregoing Basis)
for Each Share-and the Relevant Terms of the Equal
Access Scheme for Effecting The-off- Market
Purchase; and (d) the Directors And/or Any of Them
be and Are-hereby Authorised to Complete and Do All
Such Acts and Things (including-executing Such
Documents As May be Required) As They And/or He May
Consider-expedient Or Necessary to Give Effect to
the Transactions Contemplated And/or-authorised by
Contd                                               Non-Voting                Non-Voting
Contd This Resolution                               Non-Voting                Non-Voting


650




                        GLOBAL X FTSE ASEAN 40 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
WILMAR INTERNATIONAL LTD
CUSIP: Y9586L109
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Audited Accounts for the
    Year Ended 31 December 2013 and the Reports of the
    Directors and Auditors Thereon                      Management  For           Voted - For
2   To Approve the Payment of A Proposed Final Tax
    Exempt (one-tier) Dividend of Sgd 0.055 Per
    Ordinary Share for the Year Ended 31 December 2013  Management  For           Voted - For
3   To Approve the Increase and the Payment of
    Directors' Fees of Sgd 675,000 for the Year Ended
    31 December 2013 (2012: Sgd 605,000)                Management  For           Voted - For
4   To Re-elect the Following Director: Mr. Kuok Khoon
    Hong (retiring by Rotation Under Article 99)        Management  For           Voted - For
5   To Re-elect the Following Director: Mr. Teo Kim
    Yong (retiring by Rotation Under Article 99)        Management  For           Voted - For
6   To Re-elect the Following Director: Mr. Kwah Thiam
    Hock (retiring by Rotation Under Article 99)        Management  For           Voted - For
7   To Re-appoint, Pursuant to Section 153(6) of the
    Companies Act, Chapter 50 of Singapore ("act"), Mr
    Yeo Teng Yang, Who Will be Retiring Under Section
    153 of the Act, to Hold Office from the Date of
    This Annual General Meeting Until the Next Annual
    General Meeting                                     Management  For           Voted - For
8   To Re-appoint Ernst & Young LLP As Auditor of the
    Company and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
9   Renewal of Mandate for Interested Person
    Transactions                                        Management  For           Voted - For
10  Authority to Issue and Allot Shares in the Capital
    of the Company                                      Management  For           Voted - For
11  Authority to Grant Options and Issue and Allot
    Shares Under Wilmar Executives Share Option Scheme
    2009                                                Management  For           Voted - For
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Renewal of Share Purchase Mandate          Management  For           Voted - For


651

GLOBAL X FTSE COLOMBIA 20 ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALMACENES EXITO SA, COLOMBIA
CUSIP: P3782F107
Meeting Date: 20-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Election of the Committee to Count the Votes and to
    Review, Approve and Sign the General Meeting Minutes Management  For           Voted - For
4   Reading of the Management Report from the Board of
    Directors and from the President                     Management  For           Voted - For
5   Presentation of the Individual and Consolidated
    General Purpose Financial Statements, Their
    Attachments, and Other Documents That are Legally
    Required, with A Cutoff Date of December 31, 2013    Management  For           Voted - For
6   Reading of the Reports from the Auditor              Management  For           Voted - For
7   Approval of the Management Report, of the Financial
    Statements with A Cutoff Date of December 31, 2013,
    Together with Their Attachments and Other Legally
    Required Documents                                   Management  For           Abstain
8   Establishment of the Allocation for the Board of
    Directors                                            Management  For           Abstain
9   Election of the Members of the Board of Directors
    for the Period from 2014 Through 2016                Management  For           Abstain
10  Election of the Auditor for the Period from 2014
    Through 2016                                         Management  For           Voted - For
11  Proposals from the Management Plan for the
    Distribution of Profit. Donations. Bylaws
    Amendments. Rules for the Functioning of the
    General Meeting of Shareholders                      Management  For           Voted - For
12  Proposals from the Shareholders                      Management  For           Voted - Against
BANCO DE BOGOTA SA
CUSIP: P09252100
Meeting Date: 20-Dec-13 Meeting Type: ExtraOrdinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Appointment of the Committee That Will Approve the
    Minutes of This General Meeting                      Management  For           Voted - For
4   Consideration of the Commitment to Increase the
    Legal Reserve in an Amount Equivalent to A
    Percentage of the Units of the Bank That are
    Generated in the Second Half of 2013                 Management  For           Voted - For
Meeting Date: 14-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For


652




                            GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Appointment of the Committee That Will Approve the
    Minutes from This General Meeting                    Management  For           Voted - For
4   Management Report from the Board of Directors and
    from the President of the Bank Regarding the Fiscal
    Year That Ended on December 31, 2013                 Management  For           Voted - For
5   Management Report from the Internal Control System   Management  For           Voted - For
6.1 Consideration of the Opinions of the Auditor, the
    Management Report, the General Purpose Individual
    and Consolidated Financial Statements, for the Real
    and Financial Sector and the Financial Sector,
    Together with Their Notes and Other Attachments,
    Complementary Items and Information Mentioned in
    Law, for the Second Half of 2013: Financial
    Statements                                           Management  For           Voted - For
6.2 Consideration of the Opinions of the Auditor, the
    Management Report, the General Purpose Individual
    and Consolidated Financial Statements, for the Real
    and Financial Sector and the Financial Sector,
    Together with Their Notes and Other Attachments,
    Complementary Items and Information Mentioned in
    Law, for the Second Half of 2013: Reports from the
    Auditor                                              Management  For           Voted - For
6.3 Consideration of the Opinions of the Auditor, the
    Management Report, the General Purpose Individual
    and Consolidated Financial Statements, for the Real
    and Financial Sector and the Financial Sector,
    Together with Their Notes and Other Attachments,
    Complementary Items and Information Mentioned in
    Law, for the Second Half of 2013: Approval of the
    Individual and Consolidated General Purpose
    Financial Statements, Together with Their Notes,
    and of the Management Accounts and Other Attachments Management  For           Abstain
7   Study and Approval of the Plan for the Distribution
    of Profit                                            Management  For           Voted - For
8.1 Election of the Board of Directors                   Management  For           Abstain
8.2 Election of the Auditor                              Management  For           Voted - For
9   Establishment of the Compensation of the Members of
    the Board of Directors                               Management  For           Abstain
10  Establishment of the Annual Compensation of the
    Auditor                                              Management  For           Abstain
11  Proposals and Various                                Management  For           Voted - Against
BOLSA DE VALORES DE COLOMBIA
CUSIP: P17326102
Meeting Date: 27-Mar-14     Meeting Type: Ordinary General Meeting
I   Verification of the Quorum                           Management  For           Voted - For
II  Chairperson and Secretary of the General Meeting,
    Paragraph, Article 36 of the Corporate Bylaws        Management  For           Voted - For
III Reading and Consideration of the Agenda              Management  For           Voted - For
IV  Designation of the Committee Charged with Approving
    the Minutes                                          Management  For           Voted - For


653




                             GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
V    Approval of the Annual Report from the Board of
     Directors and from the President of Bolsa De
     Valores De Colombia S.a.                             Management  For           Voted - For
VI   Report from the Auditor                              Management  For           Voted - For
VII  Approval of the Individual and Consolidated
     Financial Statements for 2013                        Management  For           Voted - For
VIII Profit Distribution Project Cash Dividend of Cop
     1,42 Per Shares. Such Dividend Will be Paid As
     Following: Ordinary Dividend at A Rate of Cop 0,78
     Per Share on 30th April 2014, Extraordinary
     Dividend at A Rate of Cop 0,32 Per Share on 27th
     June 2014, Extraordinary Dividend at A Rate of Cop
     0,32 Per Share on 31st October 2014                  Management  For           Voted - For
IX   Approval of the Amendment of the Rules for General
     Meetings of Shareholders                             Management  For           Abstain
X    Election of Independent Members of the Board of
     Directors for the Period from April 2014 Through
     March 2015                                           Management  For           Abstain
XI   Election of Members Who Were Not Classified As
     Independent Members of the Board of Directors for
     the Period from April 2014 Through March 2015        Management  For           Abstain
XII  Establishment of Compensation for the Board of
     Directors                                            Management  For           Abstain
XIII Election of the Auditor and Approval of the Budget
     Allocation for Its Term                              Management  For           Voted - For
XIV  Report Timetable for the Implementation of the
     International Financial Reporting Standards, Or Ifrs Management  For           Voted - For
XV   That Which is Proposed by the Shareholders           Management  For           Voted - Against
     03 Mar 2014: Please Note That This is A Revision
     Due to Receipt of Amount in R-esolution No. Viii.
     If You Have Already Sent in Your Votes, Please Do
     Not Retu-rn This Proxy Form Unless You Decide to
     Amend Your Original Instructions. Than-k You.        Non-Voting                Non-Voting
CANACOL ENERGY LTD
CUSIP: 134808203
Meeting Date: 01-Nov-13      Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions "1, 4
     and 5" and 'in Favor' Or 'abstain' Only
     For-resolution Numbers "2.a to 2.h and 3". Thank
     You.                                                 Non-Voting                Non-Voting
1    Fixing the Number of Directors to be Elected at the
     Meeting at Eight                                     Management  For           Voted - For
2.a  Election of Director: Charle Gamba of the
     Corporation                                          Management  For           Voted - For
2.b  Election of Director: Michael Hibberd of the
     Corporation                                          Management  For           Voted - For
2.c  Election of Director: Jason Bednar of the
     Corporation                                          Management  For           Voted - For


654




                        GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.d Election of Director: Stuart Hensman of the
    Corporation                                         Management  For           Voted - For
2.e Election of Director: Luis Baena of the Corporation Management  For           Voted - For
2.f Election of Director: David Winter of the
    Corporation                                         Management  For           Voted - For
2.g Election of Director: Gary R. Petersen of the
    Corporation                                         Management  For           Voted - For
2.h Election of Director: Gregory D. Elliot of the
    Corporation                                         Management  For           Voted - For
3   The Appointment of Deloitte LLP, Chartered
    Accountants, As Auditors of the Corporation for the
    Ensuing Year and the Authorization of the Directors
    to Fix Their Remuneration As Such                   Management  For           Voted - For
4   Passing, with Or Without Variation, an Ordinary
    Resolution, the Full Text of Which is Set Forth in
    the Information Circular - Proxy Statement of the
    Corporation Dated September 27, 2013 (the
    "information Circular"), to Approve the Shareholder
    Rights Plan of the Corporation, All As More
    Particularly Described in the Information Circular  Management  For           Voted - For
5   Passing, with Or Without Variation, an Ordinary
    Resolution, the Full Text of Which is Set Forth in
    the Information Circular, to Confirm By-law No. 2
    of the Corporation, Being A By-law to Amend By-law
    No. 1 of the Corporation, All As More Particularly
    Described in the Information Circular               Management  For           Voted - For
6   At the Discretion of the Said Proxyholders, Upon
    Any Amendment Or Variation of the Above Matters Or
    Any Other Matter That May be Properly Brought
    Before the Meeting Or Any Adjournment Thereof in
    Such Manner As Such Proxy, in Such Proxyholder's
    Sole Judgment, May Determine                        Management  For           Voted - Against
CELSIA SA ESP, BOGOTA
CUSIP: P3774N100
Meeting Date: 25-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management  For           Voted - For
2   Reading and Approval of the Agenda                  Management  For           Voted - For
3   Designation of A Committee to Approve and Sign the
    Minutes                                             Management  For           Voted - For
4   Reading of the Annual Report from the Board of
    Directors and the President                         Management  For           Voted - For
5   Reading of the Reports from the Auditor             Management  For           Voted - For
6   Reading of the Individual and Consolidated General
    Purpose Financial Statements to December 31, 2013   Management  For           Voted - For
7   Consideration of the Annual Report from the Board
    of Directors and the President, of the Reports from
    the Auditor and of the Individual and Consolidated
    General Purpose Financial Statements to December
    31, 2013                                            Management  For           Abstain


655




                            GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Reading and Consideration of the Plan for the
    Distribution of Profit                               Management  For           Voted - For
9   Reading and Consideration of A Donation to the
    Celsia Foundation                                    Management  For           Abstain
10  Establishment of the Compensation for the Auditor
    and for the Board of Directors                       Management  For           Abstain
11  Reading and Consideration of A Bylaws Amendment      Management  For           Voted - For
12  Proposals and Various                                Management  For           Voted - Against
CEMENTOS ARGOS SA, BOGOTA
CUSIP: P2216Y112
Meeting Date: 21-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of A Committee to Count the Votes and
    to Approve and Sign the General Meeting Minutes      Management  For           Voted - For
4   Report from the Board of Directors and the President Management  For           Voted - For
5   Presentation of the Financial Statements to
    December 31, 2013                                    Management  For           Voted - For
6   Report from the Auditor                              Management  For           Voted - For
7   Approval of the Report from the Board of Directors
    and the President and of the Financial Statements
    to December 31, 2013                                 Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit                               Management  For           Voted - For
9   Report on the Plan for the Implementation of the
    International Financial Reporting Standards, in
    Compliance with Decree 2,784 of December 28, 2012    Management  For           Voted - For
10  Presentation and Approval of Amendments to Articles
    45, 47 and 56 of the Bylaws                          Management  For           Voted - For
11  Election of the Board of Directors and Allocation
    of Compensation                                      Management  For           Abstain
12  Election of an Auditor and Allocation of
    Compensation                                         Management  For           Voted - For
13  Approval of Funds for Social Benefits                Management  For           Abstain
14  Proposals Presented by the Shareholders              Management  For           Voted - Against
CEMEX LATAM HOLDINGS S.A
CUSIP: E28096100
Meeting Date: 14-May-14     Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 15 May 2014
    at 16:30. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                    Non-Voting                Non-Voting
1   Examination and Approval, If Deemed Appropriate, of
    the Individual Annual Accounts and the Management


656




                          GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Report of Cemex Latam Holdings, S.a., for the
    Fiscal Year That Ended on December 31, 2013          Management  For           Voted - For
2   Examination and Approval, If Deemed Appropriate, of
    the Activity of the Board of Directors During the
    Fiscal Year That Ended on December 31, 2013          Management  For           Voted - For
3   Examination and Approval, If Deemed Appropriate, of
    the Proposal for the Allocation of the Result for
    the Fiscal Year That Ended on December 31, 2013      Management  For           Voted - For
4   Approval of the Aggregate Amount of the Annual
    Compensation for the Board of Directors              Management  For           Voted - For
5   Delegation of Authority for the Formalization,
    Correction, Recording and Execution of the
    Resolutions That are Passed by the General Meeting
    of Shareholders, Bring About, If Deemed
    Appropriate, the Accessory Conditions of the Same,
    and for the Performance of All Those Actions That
    are Necessary Or Convenient for Their Performance    Management  For           Voted - For
6   Drafting and Approval of the Minutes of the General
    Meeting by Any of the Methods Established in Law     Management  For           Voted - For
CORPORACION FINANCIERA COLOMBIANA SA
CUSIP: P3138W200
Meeting Date: 03-Sep-13   Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of the Committee to Approve the Minutes
    of the General Meeting                               Management  For           Voted - For
4   Reports from the Board of Directors and from the
    President of the Corporation for the Period Running
    from January Through June 2013                       Management  For           Abstain
5   Presentation of the Individual and Consolidated
    Financial Statements with A Cutoff Date of June 2013 Management  For           Abstain
6   Reports from the Auditor Regarding the Financial
    Statements                                           Management  For           Abstain
7   Approval of the Reports from the Management and of
    the Financial Statements                             Management  For           Abstain
8   Plan for the Distribution of Profit                  Management  For           Voted - For
9   Report from the Board of Directors Regarding the
    Functioning of the Internal Control System and
    Regarding the Work Carried Out by the Audit
    Committee                                            Management  For           Abstain
10  Amendment of Article 66 of the Corporate Bylaws      Management  For           Abstain
11  Report from the Financial Consumer Representative
    Regarding the Natural Persons Who Will Perform the
    Duties of Full and Alternate Financial Consumer
    Representative                                       Management  For           Abstain
12  Determination of Donations for 2013                  Management  For           Abstain
13  Proposals and Various                                Management  For           Voted - Against


657




                             GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 04-Mar-14      Meeting Type: Ordinary General Meeting
1   Quorum Verification                                  Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of Committee for Minutes of the
    Meetings Approval                                    Management  For           Voted - For
4   Reports of the Board and President of Corporation
    for the Exercise Corresponding to July-december 2013 Management  For           Voted - For
5   Presentation of Individual and Consolidated
    Financial Statements with the Court December 31,
    2013                                                 Management  For           Voted - For
6   Reports of the Statutory Auditor on the Financial
    Statements                                           Management  For           Voted - For
7   Approval of the Administration Reports and
    Financial Statements                                 Management  For           Abstain
8   Profit Distribution Project Option 1- Cash Dividend
    of Cop 300 Per Share on 195,318,576 Ordinary Shares
    and 12,815,766 Preference Shares Subscribed and
    Paid by December 31, 2013. Such Dividend Will be
    Paid in Six Installments Within the First Five Days
    of Each Month from April 2014. Option 2- Stock
    Dividend Amounting to Cop 187,560,262,293 at the
    Rate of Cop 901.15 Per Share on 195,318,576
    Ordinary Shares and Cop 901.15 Per Share on
    12,815,766 Subscribed and Paid in December 2013
    Preferred Shares. These Dividends Will be Paid in
    Shares at the Rate of 1 Share for Every 42.771403
    Common Shares and 1 Share with Preferred Dividend
    and No Voting Rights for Every 42.771403
    Preferential, Subscribed and Paid by December 31,
    2013 Actions. Payment of Shares Will be Made on the
    Day of April 25, 2014 to the Person Entitled
    Thereto at Contd                                     Management  For           Voted - For
    Contd the Time of Making the Payment Required Under
    Current Regulations                                  Non-Voting                Non-Voting
9   Amendment to Article 6 of the Bylaws - Increase in
    Authorized Capital                                   Management  For           Voted - For
10  Report of the Board on the Operation of the
    Internal Control System and the Work Done by the
    Audit Committee                                      Management  For           Abstain
11  Election of the Board and Assignment Fees            Management  For           Abstain
12  Election of Auditor and Set Fees for Management and
    Resources                                            Management  For           Voted - For
13  Propositions and Several                             Management  For           Voted - Against
    21 Feb 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. If-you Have Already Voted
    on This Meeting There is No Need to Re- Vote Again
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting


658

GLOBAL X FTSE COLOMBIA 20 ETF




PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
CORPORACION FINANCIERA COLOMBIANA SA
CUSIP: P3138W283
Meeting Date: 04-Mar-14    Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                         Management  For           Voted - For
2   Reading and Approval of the Order of the Day       Management  For           Voted - For
3   Appointment of the Commission for the Approval of
    the Minutes of the General Meeting                 Management  For           Voted - For
4   Reports of the Board of Directors and of the
    President of the Corporation for the Fiscal Period
    of July to December 2013                           Management  For           Voted - For
5   Presentation of the Individual and Consolidated
    Financial Statements That Run to December 31, 2013 Management  For           Voted - For
6   Reports of the Statutory Auditor on the Financial
    Statements                                         Management  For           Voted - For
7   Approval of the Reports of the Management and of
    the Financial Statements                           Management  For           Abstain
8   Project for the Allocation of Profits              Management  For           Voted - For
9   To Amend Article 6 of the Company Bylaws, Increase
    in Authorized Share Capital                        Management  For           Voted - For
10  Report of the Board of Directors Concerning the
    Functioning of the Internal Control System and on
    the Working of the Audit Committee                 Management  For           Abstain
11  Election of the Board of Directors and Setting of
    Remuneration                                       Management  For           Abstain
12  Election of the Statutory Auditor and Setting of
    the Remuneration and Resources for His Term in
    Office                                             Management  For           Voted - For
13  Proposals and Any Other Business                   Management  For           Voted - Against
ECOPETROL S A
CUSIP: 279158109 TICKER: EC
Meeting Date: 23-Jan-14    Meeting Type: Special
4   Approval of the Agenda                             Management  For           Voted - For
5   Appointment of the President for the Meeting       Management  For           Voted - For
6   Appointment of the Commission in Charge of
    Scrutinizing Elections and Polling                 Management  For           Voted - For
7   Appointment of the Commission in Charge of
    Reviewing and Approving the Minutes of the Meeting Management  For           Voted - For
8   Election of the Board of Directors                 Management  For           Voted - For
Meeting Date: 26-Mar-14    Meeting Type: Annual
4   Approval of the Agenda                             Management  For           Voted - For
5   Appointment of the Meeting's President             Management  For           Voted - For
6   Appointment of the Commission in Charge of
    Scrutinizing Elections and Polling                 Management  For           Voted - For


659




                           GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
7   Appointment of the Commission in Charge of
    Reviewing and Approving the Minutes of the Meeting  Management     For           Voted - For
13  Approval of Reports Presented by the Management,
    and the External Auditor and Approval of Financial
    Statements                                          Management     For           Abstain
14  Approval of Proposal for Dividend Distribution      Management     For           Voted - For
15  Election of the External Auditor and Assignment of
    Remuneration                                        Management     For           Voted - For
16  Election of the Board of Directors                  Management     For           Voted - For
EMPRESA DE ENERGIA DE BOGOTA SA ESP, BOGOTA
CUSIP: P37100107
Meeting Date: 27-Mar-14    Meeting Type: Ordinary General Meeting
1   National Anthem of the Republic of Colombia         Management     For           Voted - For
2   Anthem of Bogota, D.c.                              Management     For           Voted - For
3   Report on the Registration and Validation of Those
    in Attendance. Verification of the Quorum           Management     For           Voted - For
4   Appointment of the Committee to Draft and Approve
    the Minutes of the General Meeting                  Management     For           Voted - For
5   Appointment of the Chairperson of the General
    Meeting                                             Management     For           Voted - For
6   A Few Words from the Chairperson of the General
    Meeting                                             Management     For           Voted - For
7   Report on the Good Governance Code                  Management     For           Voted - For
8   Consideration of the Annual Report, Special
    Business Group Report, Eeb and Consolidated
    Financial Statements, Report on Financial Status
    and the Opinion of the Auditor for the Period That
    Ran from January 1 to December 31, 2013             Management     For           Abstain
9   Consideration of the Plan for the Distribution of
    Profit and Payment of Dividends                     Management     For           Voted - For
10  Consideration of the Financing Strategy for Eebis
    Guatemala                                           Management     For           Abstain
11  Designation of the Eeb Auditor                      Management     For           Voted - For
12  Election of the Members of the Board of Directors
    of Empresa De Energia De Bogota S.a. Esp            Management     For           Abstain
13  Proposals and Various                               Management     For           Voted - Against
Meeting Date: 08-May-14    Meeting Type: ExtraOrdinary General Meeting
1   Report on the Registration and Verification of
    Attendees. Verification of the Quorum               Management     For           Voted - For
2   Appointment of A Committee to Draft and Approve the
    General Meeting Minutes                             Management     For           Voted - For
3   Appointment of the Chairperson of the General
    Meeting                                             Management     For           Voted - For
4   Consideration of the Election of Members of the
    Board of Directors of Empresa De Energia De Bogota
    S.a. Esp                                            Management     For           Abstain


660

GLOBAL X FTSE COLOMBIA 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
GRUPO ARGOS SA
CUSIP: P0275K122
Meeting Date: 26-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management  For           Voted - For
2   Reading and Approval of the Agenda                  Management  For           Voted - For
3   Designation of A Committee for the Approval of the
    Minutes                                             Management  For           Voted - For
4   Joint Annual Report from the Board of Directors and
    from the President                                  Management  For           Voted - For
5   Presentation of the Financial Statements to
    December 31, 2013                                   Management  For           Voted - For
6   Report from the Auditor                             Management  For           Voted - For
7   Approval of the Joint Annual Report from the Board
    of Directors and the President and of the Financial
    Statements to December 31, 2013                     Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit                              Management  For           Voted - For
9   Approval of the Allocation for A Social Benefit     Management  For           Voted - For
10  Presentation of the Action Plan for the Process of
    Converging with the International Financial
    Reporting Standards                                 Management  For           Voted - For
11  Election of the Board of Directors                  Management  For           Abstain
12  Allocation of Compensation for the Members of the
    Board of Directors                                  Management  For           Abstain
13  Allocation of Compensation for the Auditor          Management  For           Abstain
14  Proposals Presented by the Shareholders             Management  For           Voted - Against
GRUPO ARGOS SA
CUSIP: P0275K130
Meeting Date: 26-Mar-14     Meeting Type: Ordinary General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   Verification of the Quorum                          Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                  Non-Voting                Non-Voting
3   Designation of A Committee for the Approval of the
    Minutes                                             Non-Voting                Non-Voting
4   Joint Annual Report from the Board of Directors and
    from the President                                  Non-Voting                Non-Voting
5   Presentation of the Financial Statements to
    December 31, 2013                                   Non-Voting                Non-Voting
6   Report from the Auditor                             Non-Voting                Non-Voting
7   Approval of the Joint Annual Report from the Board
    of Directors and The-president and of the Financial
    Statements to December 31, 2013                     Non-Voting                Non-Voting


661




                            GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Presentation and Approval of the Plan for the
    Distribution of Profit                               Non-Voting                Non-Voting
9   Approval of the Allocation for A Social Benefit      Non-Voting                Non-Voting
10  Presentation of the Action Plan for the Process of
    Converging with The-international Financial
    Reporting Standards                                  Non-Voting                Non-Voting
11  Election of the Board of Directors                   Non-Voting                Non-Voting
12  Allocation of Compensation for the Members of the
    Board of Directors                                   Non-Voting                Non-Voting
13  Allocation of Compensation for the Auditor           Non-Voting                Non-Voting
14  Proposals Presented by the Shareholders              Non-Voting                Non-Voting
GRUPO AVAL ACCIONES Y VALORES GRUPO, BOGOTA
CUSIP: P4948U129
Meeting Date: 27-Sep-13     Meeting Type: Ordinary General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You.  Non-Voting                Non-Voting
1   Verification of the Quorum                           Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                   Non-Voting                Non-Voting
3   Appointment of the Commission That Will Approve the
    General Meeting Minutes                              Non-Voting                Non-Voting
4   Management Report from the Board of Directors and
    from the President                                   Non-Voting                Non-Voting
5   Individual and Consolidated Financial Statements to
    June 30, 2013                                        Non-Voting                Non-Voting
6   Opinions of the Auditor                              Non-Voting                Non-Voting
7   Consideration and Approval of the Management
    Reports, Financial Statements-and Other Attachments
    That are in Relation to the First Six Months of 2013 Non-Voting                Non-Voting
8   Study and Approval of the Plan for the Distribution
    of Profit                                            Non-Voting                Non-Voting
9   Proposals and Various                                Non-Voting                Non-Voting
Meeting Date: 28-Mar-14     Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You.  Non-Voting                Non-Voting
1   Verification of the Quorum                           Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                   Non-Voting                Non-Voting
3   Election of the Committee to Approve the General
    Meeting Minutes                                      Non-Voting                Non-Voting
4   Annual Report from the Board of Directors and from
    the President                                        Non-Voting                Non-Voting
5   Individual and Consolidated Financial Statements
    for the Six Month Period That-ended on December 31,
    2013                                                 Non-Voting                Non-Voting


662




                            GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Opinions of the Auditor                             Non-Voting                Non-Voting
7   Consideration and Approval of the Annual Report, of
    the Financial Statements A-nd of the Other
    Attachments for the Six Month Period That Ended on
    December 31-, 2013                                  Non-Voting                Non-Voting
8   Approval of the Plan for the Distribution of Profit
    Cash Dividend at A Rate Of-cop 4.50 Per Share Which
    Will be Paid on A Monthly Basis from April to
    Septem-ber 2014                                     Non-Voting                Non-Voting
9   Election of the Board of Directors and the
    Establishment of Its Fees                           Non-Voting                Non-Voting
10  Election of the Auditor and the Establishment of
    Its Fees                                            Non-Voting                Non-Voting
11  Proposals and Various                               Non-Voting                Non-Voting
    24 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Resolutions-.                     Non-Voting                Non-Voting
GRUPO DE INVERSIONES SURAMERICANA SA, BOGOTA
CUSIP: P4950L108
Meeting Date: 27-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management  For           Voted - For
2   Reading and Approval of the Agenda                  Management  For           Voted - For
3   Election of the Committee for the Approval of the
    Minutes and to Count the Votes, If Required         Management  For           Voted - For
4   Annual Report from the Board of Directors and from
    the President                                       Management  For           Voted - For
5   Presentation of the Financial Statements with A
    Cutoff Date of December 31, 2013                    Management  For           Voted - For
6   Report from the Auditor                             Management  For           Voted - For
7   Approval of the Reports from the Board of the Board
    of Directors and the President, from the Directors
    and the President, from the Auditor and of the
    Financial Statements with A Cutoff Date of December
    31, 2013                                            Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit: Cash Dividend of Cop 390
    Per Share. Such Dividend Will be Paid in Four
    Instalments at A Rate of Cop 97,50 on April 2014,
    July 2014, October 2014 and January 2015            Management  For           Voted - For
9   Election of the Board of Directors                  Management  For           Abstain
10  Election of the Auditor                             Management  For           Voted - For
11  Establishment of Compensation for the Board of
    Directors and the Auditor for the Period from 2014
    Through 2015                                        Management  For           Abstain
12  Termination of the Use of Physical Stock
    Certificates for the Common Shares of the Company   Management  For           Abstain
13  Amendment of the Corporate Bylaws                   Management  For           Abstain
14  Other Proposals and Various                         Management  For           Voted - Against
    07 Mar 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. I-f You Have Already Voted


663




                             GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    on This Meeting There is No Need to Re- Vote Again
    Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
GRUPO DE INVERSIONES SURAMERICANA SA, BOGOTA
CUSIP: P4950L116
Meeting Date: 27-Mar-14      Meeting Type: Annual General Meeting
    Please Note That This is an Informational Meeting,
    As the Isin Does Not Hold-voting Rights. Should You
    Wish to Attend the Meeting Personally, You
    May-request A Non- Voting Entrance Card. Thank You. Non-Voting                Non-Voting
1   Quorum Verification                                 Non-Voting                Non-Voting
2   Reading and Approval of the Agenda                  Non-Voting                Non-Voting
3   Designation of Committee for Minutes of the
    Meetings Approval                                   Non-Voting                Non-Voting
4   Reports of the Board and President of Corporation   Non-Voting                Non-Voting
5   Presentation of Financial Statements at December
    31, 2013                                            Non-Voting                Non-Voting
6   Reports of the Statutory Auditor on the Financial
    Statements                                          Non-Voting                Non-Voting
7   Approval of the Administration Reports and
    Financial Statements                                Non-Voting                Non-Voting
8   Profit Distribution Project: Cash Dividend of Cop
    682,50 Per Share. Such-dividend Will be Paid in Two
    Instalments at A Rate of Cop 243,75 on July
    2014-and October 2014, and A Final Payment at A
    Rate of Cop 195 on January 2015                     Non-Voting                Non-Voting
9   Election of the Board                               Non-Voting                Non-Voting
10  Election of Auditor                                 Non-Voting                Non-Voting
11  Assignment Fees for Board of Directors and Auditor  Non-Voting                Non-Voting
12  Dematerialisation of Shares of the Company          Non-Voting                Non-Voting
13  Reform to Social Statutes                           Non-Voting                Non-Voting
14  Propositions and Several                            Non-Voting                Non-Voting
GRUPO NUTRESA SA
CUSIP: P5041C114
Meeting Date: 28-Mar-14      Meeting Type: Annual General Meeting
1   Quorum Verification and Approval of the Agenda      Management  For           Voted - For
2   Designation of Committee for Minutes of the
    Meetings Approval                                   Management  For           Voted - For
3   Reports of the Board and President of Corporation   Management  For           Voted - For
4   Presentation of Financial Statements at December
    31, 2013                                            Management  For           Voted - For
5   Reports of the Statutory Auditor on the Financial
    Statements                                          Management  For           Voted - For
6   Approval of the Administration Reports and
    Financial Statements                                Management  For           Voted - For


664




                             GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Profit Distribution Project Cash Dividend of Cop 36
    Per Share. Such Dividend Will be Paid on A Monthly
    Basis from March 2014 to March 2015                 Management  For           Voted - For
8   Inform of Implementation Plan for Ifrs in
    Compliance with Decree 2784                         Management  For           Voted - For
9   Propositions and Several                            Management  For           Voted - Against
HELM BANK SA
CUSIP: P5177J107
Meeting Date: 20-Sep-13      Meeting Type: Ordinary General Meeting
1   Check the Quorum                                    Management  For           Voted - For
2   Reading and Approval of the Agenda                  Management  For           Voted - For
3   Elect the Chairman and the Meeting Secretary        Management  For           Voted - For
4   Management Report                                   Management  For           Abstain
5   Financial Statements 5.1 Auditor's Report on
    Financial Statements Unconsolidated. 5.2 Study and
    Approval of Financial Statements Unconsolidated Cut
    to June. 5.3 Report of the Statutory Auditor on the
    Consolidated Financial Statements. 5.4 Study and
    Approval of the Consolidated Financial Statements
    Cut to June 30 2013                                 Management  For           Abstain
6   Deliberate About the Profits Distribution Proposal,
    Includes the Proposal of A Dividend in Preferential
    Shares to Shareholders Who So Explicitly Manifest
    in the Shareholders in Accordance with the
    Provisions for the Issuance of Preferred Shares     Management  For           Abstain
7   Information 7.1 Report of the Board of Directors
    and Legal Representative 7.2 Audit Committee Report
    7.3 Special Report Business Group                   Management  For           Abstain
8   Proposals                                           Management  For           Voted - Against
9   Appointment of A Commission to Approve the Minutes
    of the Meeting                                      Management  For           Voted - For
INTERBOLSA SA, BOGOTA
CUSIP: P5623U102
Meeting Date: 03-Jul-13      Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management                Non-Voting
2   Reading and Approval of the Agenda                  Management                Non-Voting
3   Election of the Chairperson and Secretary of the
    General Meeting                                     Management                Non-Voting
4   Appointment of A Committee to Review and Approve
    the Minutes                                         Management                Non-Voting
5   Ratification of the Appointment of the Board of
    Directors of Interbolsa Sai                         Management                Non-Voting
6   Ratification of the Appointment of the Financial
    Ombudsman of Interbolsa Sai                         Management                Non-Voting


665




                        GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Ratification of the Election of the Auditor and
    Establishment of Compensation                       Management                Non-Voting
INTERCONEXION ELECTRICA SA ESP, BOGOTA
CUSIP: P5624U101
Meeting Date: 28-Mar-14 Meeting Type: Ordinary General Meeting
1   Election of the Chairperson of the General Meeting  Management  For           Voted - For
2   Report of the Secretary for the Approval of Minutes
    102 of March 22, 2013                               Management  For           Voted - For
3   Election of the Committee for the Approval of the
    Minutes and Close Inspection                        Management  For           Voted - For
4   Address by the Minister for Mines and Energy, Dr
    Amylkar Acosta Medina                               Management  For           Voted - For
5   Welcome Address by the President of the Board of
    Directors and Reading of the Report of the Board
    Concerning Its Operations                           Management  For           Voted - For
6   Management Report for 2013, Board of Directors and
    Operations Manager                                  Management  For           Voted - For
7   The Report of the Board of Directors and the
    Operations Manager Concerning the Performance and
    Development of the Good Governance Code             Management  For           Voted - For
8   Reading and Presentation of the Individual and
    Consolidated Financial Statements of Isa to
    December 31, 2013                                   Management  For           Voted - For
9   Reading of the Opinion of the Internal Auditor      Management  For           Voted - For
10  Approval of the Individual and Consolidated
    Financial Statements of Isa to December 31, 2013    Management  For           Abstain
11  Approval of the Project for the Distribution of
    Profits from the 2013 Fiscal Year for the
    Declaration of Dividends and Creation of Capital
    Reserves                                            Management  For           Voted - For
12  Election of the Internal Auditor and Setting of
    Remuneration                                        Management  For           Voted - For
13  Election of the Board of Directors                  Management  For           Abstain
14  Approval to Amend the Company Bylaws                Management  For           Voted - For
15  Any Other Business                                  Management  For           Voted - Against
ISAGEN S.A. E.S.P.
CUSIP: P5892H105
Meeting Date: 25-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum and Approval of the
    Agenda                                              Management  For           Voted - For
2   Election of the Chairperson of the General Meeting  Management  For           Voted - For
3   Report from the Secretary of the General Meeting
    Regarding the Approval of Minutes Number 32 of
    March 19, 2013                                      Management  For           Voted - For


666




                         GLOBAL X FTSE COLOMBIA 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Election of the Committee for the Approval of the
    Minutes                                              Management  For           Voted - For
5   Greetings from the Chairperson of the Board of
    Directors, Report on the Operation of the Same and
    the Fulfillment of the Other Good Corporate
    Governance Practices                                 Management  For           Voted - For
6   The 2013 Annual Report                               Management  For           Voted - For
7   Report from the Minority Shareholder Representatives Management  For           Voted - For
8   Consideration of the Financial Statements with A
    Cutoff Date of December 31, 2013                     Management  For           Voted - For
9   Reading of the Opinion from the Auditor              Management  For           Voted - For
10  Approval of the Financial Statements with A Cutoff
    Date of December 31, 2013, and Other Documents As
    Required by Law                                      Management  For           Abstain
11  Proposal for the Distribution of Profit              Management  For           Voted - For
12  Proposal for Bylaws Amendments                       Management  For           Voted - For
13  Various                                              Management  For           Voted - Against
PACIFIC RUBIALES ENERGY CORP, TORONTO ON
CUSIP: 69480U206
Meeting Date: 29-May-14  Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1,
    and 4" and 'in Favor' Or 'abstain' Only For-
    Resolution Numbers "2.a, to 2.l and 3". Thank You.   Non-Voting                Non-Voting
1   To Set the Number of Directors at Twelve (12)        Management  For           Voted - For
2.a Election of Director: Jose Francisco Arata           Management  For           Voted - For
2.b Election of Director: Miguel De La Campa             Management  For           Voted - For
2.c Election of Director: German Efromovich              Management  For           Voted - For
2.d Election of Director: Serafino Iacono                Management  For           Voted - For
2.e Election of Director: Augusto Lopez                  Management  For           Voted - For
2.f Election of Director: Hernan Martinez                Management  For           Voted - For
2.g Election of Director: Dennis Mills                   Management  For           Voted - For
2.h Election of Director: Ronald Pantin                  Management  For           Voted - For
2.i Election of Director: Victor Rivera                  Management  For           Voted - For
2.j Election of Director: Miguel Rodriguez               Management  For           Voted - For
2.k Election of Director: Francisco Sole                 Management  For           Voted - For
2.l Election of Director: Neil Woodyer                   Management  For           Voted - For
3   Appointment of Ernst & Young LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration              Management  For           Voted - For
4   Approval of Unallocated Entitlements Under the
    Corporation's Stock Option Plan, As Described in
    the Management Proxy Circular Dated April 25, 2014   Management  For           Voted - For


667

GLOBAL X FTSE COLOMBIA 20 ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
TEXTILES FABRICATO TEJICONDOR SA
CUSIP: P9138V100
Meeting Date: 27-Mar-14  Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                          Management   For           Voted - For
2   Reading and Approval of the Agenda                  Management   For           Voted - For
3   Appointment of the Chairperson and Secretary of the
    General Meeting                                     Management   For           Voted - For
4   Appointment of the Commissioners to Review, Approve
    and Sign the Minutes                                Management   For           Voted - For
5   Reading of the Report from the Board of Directors
    and from the Office of the President                Management   For           Voted - For
6   Presentation of the Individual and Consolidated
    Financial Statements with A Cutoff Date of December
    31, 2013, and Other Information Required by the
    Legal Rules                                         Management   For           Voted - For
7   Reading of the Report from the Auditor              Management   For           Voted - For
8   Consideration and Approval of the Annual Report,
    Individual and Consolidated Financial Statements
    and Report from the Auditor                         Management   For           Abstain
9   Report on Losses                                    Management   For           Voted - For
10  Appointment of the Auditor and the Establishment of
    Compensation                                        Management   For           Voted - For
11  Bylaws Amendments                                   Management   For           Voted - For
12  Proposals from the Shareholders                     Management   For           Voted - Against
Meeting Date: 10-Apr-14  Meeting Type: ExtraOrdinary General Meeting
1   Verification of the Quorum                          Management   For           Voted - For
2   Reading and Approval of the Agenda                  Management   For           Voted - For
3   Election of A Committee of Returning Officers and
    for the Approval and Signing of the General Meeting
    Minutes                                             Management   For           Voted - For
4   Appointment of the Board of Directors and the
    Establishment of Its Compensation                   Management   For           Abstain


668

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY     MGT. POSITION REGISTRANT VOTED
ALPHA BANK SA, ATHENS
CUSIP: X1687N119
Meeting Date: 28-Mar-14     Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 08
    April 2014 and B Repetitive Meeting on 22
    April-2014. Also, Your Voting Instructions Will Not
    be Carried Over to the Second-call. All Votes
    Received on This Meeting Will be Disregarded and
    You Will-need to Reinstruct on the Repetitive
    Meeting. Thank You                                  Non-Voting                    Non-Voting
1.  Raising of Capital by the Bank, by the Increase of
    Its Share Capital, Through Payment in Cash.
    Cancellation of the Pre-emption Rights of the
    Existing (common and Preferred) Shares. Issuance
    and Distribution by the Bank of New Common,
    Nominal, Paperless Shares with Voting Rights.
    Amendment of Article 5 of the Articles of
    Incorporation. Provision to the Board of Directors
    of the Bank of the Power to Specify the Terms of
    the Share Capital Increase (including the Power to
    Determine the Offer Price of the New Shares to be
    Issued) and to Provide for Similar Issues Related
    to the Capital Increase                             Management      For           Voted - For
2.  Announcement on the Election of A Member of the
    Board of Directors in Replacement of Another Who
    Has Resigned and Appointment of A Member of the
    Audit Committee in Accordance with Article 37 of
    Law 3693/2008                                       Management      For           Voted - For
Meeting Date: 27-Jun-14     Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be an A-repetitive Meeting on 8
    Jul 2014 (and A B Repetitive Meeting on 19 Jul
    2014).-also, Your Voting Instructions Will Not be
    Carried Over to the Second Call. A-ll Votes
    Received on This Meeting Will be Disregarded and
    You Will Need to Rei- Nstruct on the Repetitive
    Meeting. Thank You                                  Non-Voting                    Non-Voting
1.  Submission for Approval of the Annual Financial
    Statements of the Year 2013 As Well As of the
    Restated Comparative Amounts of the Year 2012, Due
    to the Retrospective Application of Accounting
    Policies As Required by the International Financial
    Reporting Standards, Together with the Relevant
    Reports of the Board of Directors and the Certified
    Auditors                                            Management      For           Voted - For
2.  Discharge of the Members of the Board of Directors
    and the Certified Auditors from Any Liability       Management      For           Voted - For


669




    GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Election of Certified Auditors, Regular and
    Alternate, for the Financial Year 2014 and Approval
    of Their Remuneration: KPMG Certified Auditors Ae   Management  For           Voted - For
4.  Approval of the Members of the Board of Directors
    Fees                                                Management  For           Voted - For
5.  Announcement on the Election of Members of the
    Board of Directors in Replacement of Others Who
    Have Resigned and Appointment of Members of the
    Audit Committee in Accordance with Article 37 of
    Law 3693/2008: the Board of Directors Informs
    Shareholders That at Its Meeting Held on 29.5.2014,
    It Elected As Members of the Board of Directors of
    the Bank Messrs.: Vassilios T. Rapanos in
    Replacement of Mr. Yannis S. Costopoulos; Shahzad
    A. Shahbaz in Replacement of Mr. Athanassios M.
    Veremis; Efthimios O. Vidalis in Replacement of Mr.
    Paul G. Karakostas; and Ibrahim S. Dabdoub in
    Replacement of Mr. George E. Agouridis and Proposes
    That, in Application of Article 37 of Law           Management  For           Voted - For
    3693/2008, the General Meeting Elect the
    Temporarily Appointed Messrs. M.g. Tanes and I.k.
    Lyras, As Members of the Audit Committee of the
    Board of Directors; All of the Above Shall be
    Elected for the Remainder of the Present Board of
    Directors Tenure                                                              Non-Voting
6.  Election of A New Board of Directors Due to the
    Expiry of Its Tenure, Appointment of Independent
    Members, As Well As of Members of the Audit
    Committee and Conferment of the Title of Honorary
    Chairman of the Board of Directors: As A Result of
    the Expiration of the Present Board S Tenure, the
    Election of A New Board of Directors of the Bank,
    with A Four-year Tenure, is Proposed, Comprising
    the Following Persons: Executive Members: Demetrios
    P. Mantzounis, Spyros N. Filaretos, Artemis Ch.
    Theodoridis, George C. Aronis. Non-executive
    Members: Vassilios T. Rapanos, Minas G. Tanes,
    Pavlos A. Apostolides, Efthimios O. Vidalis,
    Evangelos J. Kaloussis, Ioannis K. Lyras, Ibrahim
    S. Dabdoub, Ioanna E. Papadopoulou, Shahzad A.
    Shahbaz. Non-executive Member, in Accordance with
    Law 3723/2008: the Greek State, Represented by Mr.
    Sarantis-evangelos G. Lolos. Non- Executive Member,
    in Accordance with Law 3864/2010: Panagiota S.
    Iplixian, As Representative, and Upon Instruction
    of the Hellenic Financial Stability Fund. It is
    Also Proposed That the Following Persons are
    Appointed As Non-executive Independent Members:
    Minas G. Tanes, Pavlos A. Apostolides, Evangelos J.
    Kaloussis, Ioannis K. Lyras, Ibrahim S. Dabdoub,
    Shahzad A. Shahbaz. in Application of Article 37 of
    Law 3693/2008, It is Proposed That the Following
    Members are Appointed to the Audit Committee of the
    Board of Directors: Evangelos J. Kaloussis, Minas
    G. Tanes, Ioannis K. Lyras, Panagiota S. Iplixian.
    Finally, in View of His Highly Significant


670




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Contribution to the Development and the Progression
    of the Operations of the Bank, It is Proposed That
    the Title of Honorary Chairman of the Board of
    Directors be Conferred Upon the Outgoing Member and
    Chairman of the Board of Directors, Mr. Yannis S.
    Costopoulos, As Per Article 8.2 of the Articles of
    Incorporation                                       Management    For           Voted - For
7.  Renewal of the Validity of the Authority (articles
    13 Para. 1 Case (b) and 3a Para. 3 Section First of
    Codified Law 2190/1920) Granted by the General
    Meeting to the Board of Directors of the Bank: (i)
    to Increase the Share Capital of the Bank, Through
    the Issuance and Distribution of New Shares, the
    Amount Whereof Shall be Paid in Cash And/or by
    Contribution in Kind, and (ii) to Issue A Bond Loan
    Convertible Into Shares Issued by the Bank          Management    For           Voted - For
8.  Grant of Authority, Under Article 23, Para. 1 of
    Codified Law 2190/1920, to the Members of the Board
    of Directors and the General Management, As Well As
    to Managers, to Participate in the Boards of
    Directors Or the Management of Companies Having
    Similar Purposes                                    Management    For           Voted - For
ATHENS WATER SUPPLY AND SEWERAGE COMPANY, GALATSI
CUSIP: X0257L107
Meeting Date: 26-Jul-13   Meeting Type: ExtraOrdinary General Meeting
1.  Amendment of Article 5 of the Company's Statute     Management    For           Abstain
2.  Profits Distribution from Previous Financial Years
    Coming from the Account Balance of Profit Brought
    Forward                                             Management    For           Voted - For
3.  Ratification of the Election of an Independent
    Member of the Company's Bod                         Management    For           Voted - For
4.  Ratification of the Election of the Company's Audit
    Committees Members                                  Management    For           Voted - For
5.  Various Announcements                               Management    For           Voted - For
Meeting Date: 23-Oct-13   Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 04
    Nov 2013 at 11 O' Clock. Also, Your Voting-
    Instructions Will Not be Carried Over to the Second
    Call. All Votes Received-on This Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    The-repetitive Meeting. Thank You                   Non-Voting                  Non-Voting
1.  Resolution on the Stipulation of the Provision of
    the Article 45 of L.4179/2013 Government Gazette A
    175, Regarding the Issue of the Settlement of Cross
    Claims Between the Greek Government and Eydap Sa
    Arising Under the Contract Dated 9.12.1999 Signed
    in Pursuance of Article 2 Paragraph 2 of


671




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    L.2744/1999 Issue Settling of the Water Supply and
    Sewerage Company Eydap and Other Provisions         Management    For           Abstain
2.  Various Announcements                               Management    For           Voted - For
Meeting Date: 27-Dec-13   Meeting Type: ExtraOrdinary General Meeting
    09 Dec 2013: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be an A
    Repetitive Meeting on 07 Jan 2014 at 11:00 Am.
    Also, Your Voting-instructions Will Not be Carried
    Over to the Second Call. All Votes Received-on This
    Meeting Will be Disregarded and You Will Need to
    Reinstruct on the Rep-etitive Meeting. Thank You.   Non-Voting                  Non-Voting
1.  Decision on the Provisions of Art. 45 of L.
    4179/2013 (government Gazette A-175), As Finally
    Reprinted Due to Error, Regarding the Issue of
    Settlement of Cross-claims Between the Greek
    Government and Eydap Sa Arising Under the Contract
    Dated 09/12/1999 Singed in Pursuance of Art.2 Par.2
    of L.2744/1999 'issue Settling of the Water Supply
    and Sewerage Company (eydap) and Other Provisions   Management    For           Voted - For
2.  Various Announcements                               Management    For           Voted - For
    09 Dec 2013: Please Note That This is A Revision
    Due to Modification of Quorum-comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pr-oxy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14   Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 12
    May 2014 at 11:00. Also, Your Voting
    Instructions-will Not be Carried Over to the Second
    Call. All Votes Received on This-meeting Will be
    Disregarded and You Will Need to Reinstruct on the
    Repetitive-meeting. Thank You                       Non-Voting                  Non-Voting
1.  Submission and Approval of the Annual Financial
    Statements, According to the I.f.r.s. for the
    Financial Year 1.1.2013 - 31.12.2013, the Bod
    Report and the Independent Auditors' Report of the
    Company                                             Management    For           Voted - For
2.  Exemption of the Bod Members and the Chartered
    Auditor from Any Responsibility for Compensation,
    During the Financial Year 1.1.2013 - 31.12.2013     Management    For           Voted - For
3.  Approval of Dividend Distribution Concerning
    Profits of Fiscal Year 2013 and Distribution of Tax
    Free Reserve, According to the Article 72, L.
    4172/2013, to the Shareholders and Determination of
    Shareholders Entitled to Receive the Dividend and
    of Dividend Payment Date                            Management    For           Voted - For
4.  Approval of the Remunerations Paid for the Chairman
    of the Bod and the Chief Executive Officer for the
    Financial Year 2013, Accountably for the Period
    Starting from 1.1.2014 Until 30.4.2014 and Approval


672




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Advance of the Relevant Remunerations for the
    Period Starting from 1.5.2014 to 30.06.2015         Management  For           Voted - For
5.  Approval of the Remunerations Paid and
    Compensations for the Bod Members, the Secretary of
    the Bod and the Members of the Audit Committee for
    the Financial Year 2013, Accountably for the Period
    Starting from 1.1.2014 Until 30.4.2014 and Approval
    in Advance of the Relevant Remunerations and
    Compensations for the Period Starting from 1.5.2014
    to 30.06.2015                                       Management  For           Voted - For
6.  Selection of Audit Company and Approval of
    Remuneration for Auditing the Annual Financial
    Statements, Reporting on the Review of Interim
    Condensed Financial Statements and for Granting the
    Tax Certificate of Fiscal Year 2014                 Management  For           Voted - Against
7.  Election of Member of the Audit Committee in
    Replacement of Resigned                             Management  For           Voted - For
8.  Various Announcements                               Management  For           Voted - For
BANK OF CYPRUS PUBLIC COMPANY LTD, NICOSIA
CUSIP: M16502128
Meeting Date: 10-Sep-13   Meeting Type: Ordinary General Meeting
1   To Receive and Consider the Directors' Report and
    the Consolidated Financial Statements for the Year
    2012                                                Management  For           Abstain
2   To Appoint the Auditors of the Company and
    Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
3   To Fix the Remuneration of the Members of the Board
    of Directors                                        Management  For           Voted - For
4   To Elect Members of the Board of Directors          Management  For           Abstain
Meeting Date: 29-Nov-13   Meeting Type: Annual General Meeting
    Please Note That This is A Postponement of the
    Meeting Held on 10 Sep 2013-only for Resolutions 1
    and 2.                                              Non-Voting                Non-Voting
1   To Receive and Consider the Directors' Report,
    Auditor's Report and the Consolidated Financial
    Statements of the Company for the Year 2012 and the
    Board of Directors' Remuneration Report for the
    Year 2012                                           Management  For           Voted - For
2   To Appoint the Auditors of the Company and
    Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For


673




                           GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
COCA COLA HELLENIC BOTTLING COMPANY
CUSIP: 191223106 TICKER: CCH
Meeting Date: 25-Jun-14    Meeting Type: Annual
1   Receipt of the 2013 UK Annual Report and the
    2012/2013 Report on Financial Statements and Other
    Information Required Under Swiss Law, As Well As
    Approval of the Annual Management Report, the
    Stand-alone Financial Statements and the
    Consolidated Financial Statements                   Management  For           Voted - For
2   Advisory Vote on the Remuneration Report            Management  For           Voted - Against
3   Advisory Vote on the Remuneration Policy            Management  For           Voted - Against
4   Appropriation of Reserves/declaration of Dividend   Management  For           Voted - For
5   Discharge of the Members of the Board of Directors
    and the Members of the Operating Committee          Management  For           Voted - For
6   Amendment of Articles of Association                Management  For           Voted - Against
7A1 Re-election of George A. David As A Member of the
    Board of Directors and Election As the Chairman of
    the Board of Directors (in A Single Vote)           Management  For           Voted - For
7A2 Re-election of Antonio D'amato As A Member of the
    Board of Directors and Election As A Member of the
    Remuneration Committee (in A Single Vote)           Management  For           Voted - For
7A3 Re-election of Sir Michael Llewellyn- Smith As A
    Member of the Board of Directors and Election As A
    Member of the Remuneration Committee (in A Single
    Vote)                                               Management  For           Voted - For
7A4 Re-election of Susan Kilsby As A Member of the
    Board of Directors and Election As A Member of the
    Remuneration Committee (in A Single Vote)           Management  For           Voted - For
7A5 Re-election of Dimitris Lois As A Member of the
    Board of Directors                                  Management  For           Voted - For
7A6 Re-election of Anastassis G. David As A Member of
    the Board of Directors                              Management  For           Voted - For
7A7 Re-election of Irial Finan As A Member of the Board
    of Directors                                        Management  For           Voted - For
7A8 Re-election of Christos Ioannou As A Member of the
    Board of Directors                                  Management  For           Voted - For
7A9 Re-election of Nigel Macdonald As A Member of the
    Board of Directors                                  Management  For           Voted - For
7B1 Election of Anastasios I. Leventis As A Member of
    the Board of Directors                              Management  For           Voted - For
7B2 Election of Christo Leventis As A Member of the
    Board of Directors                                  Management  For           Voted - For
7B3 Election of Jose Octavio Reyes As A Member of the
    Board of Directors                                  Management  For           Voted - For
7B4 Election of John P. Sechi As A Member of the Board
    of Directors                                        Management  For           Voted - For
8   Election of the Independent Proxy                   Management  For           Voted - For
9A  Re-election of the Statutory Auditor                Management  For           Voted - For


674




                           GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9B  Advisory Vote on Re-appointment of the Independent
    Registered Public Accounting Firm for UK and Us
    Purposes                                            Management  For           Voted - For
9C  Re-election of the Audit Expert for Audits of
    Capital Increases                                   Management  For           Voted - For
10  If Additional Or Amended Proposals (to Existing Or,
    If Admissible, New Agenda Items) are Submitted, I
    Instruct the Depositary to Vote the Shares
    Represented by My Adss As Follows: "for" = in
    Accordance with the Recommendation of the Board of
    Directors "against" = Against the Proposal
    "abstain" = to Abstain                              Management  For           Voted - Against
COCA-COLA HBC AG, STEINHAUSEN
CUSIP: H1512E100
Meeting Date: 25-Jun-14    Meeting Type: Annual General Meeting
    Part 2 of This Meeting is for Voting on Agenda and
    Meeting Attendance Requests-only. Please Ensure
    That You Have First Voted in Favour of the
    Registration O-f Shares in Part 1 of the Meeting.
    It is A Market Requirement for Meetings Of-this
    Type That the Shares are Registered and Moved to A
    Registered Location At-the Csd, and Specific
    Policies at the Individual Sub-custodians May Vary.
    Upo-n Receipt of the Vote Instruction, It is
    Possible That A Marker May be Placed-on Your Shares
    to Allow for Reconciliation and Re-registration
    Following A Tra- De. Therefore Whilst This Does Not
    Prevent the Trading of Shares, Any That
    Are-registered Must be First Deregistered If
    Required for Settlement. Deregistrat-ion Can Affect
    the Voting Rights of Those Shares. If You Have
    Concerns Regardi-ng Your Accounts, Please Contact
    Your Client Representative                          Non-Voting                Non-Voting
1   Receipt of the 2013 UK Annual Report and the
    2012/2013 Report on Financial Statements and Other
    Information Required Under Swiss Law, As Well As
    Approval of the Annual Management Report, the
    Stand-alone Financial Statements and the
    Consolidated Financial Statements                   Management  For           Voted - For
2   Advisory Vote on the Remuneration Report            Management  For           Voted - Against
3   Advisory Vote on the Remuneration Policy            Management  For           Voted - Against
4   To Declare A Dividend of Eur 0.354 on Each Ordinary
    Registered Share of Coca-cola Hbc Ag with A Par
    Value of Chf 6.70 Out of the General Capital
    Contribution Reserve, As Shown in the Stand-alone
    Financial Statements (capped at an Amount of Chf
    200,000,000)                                        Management  For           Voted - For
5   Discharge of the Members of the Board of Directors
    and the Members of the Operating Committee          Management  For           Voted - For
6   To Amend Articles 11 No. 2, 5 and 6, 16 Para. 2 and
    5, 18, 23 Para. 1, 24 Para. 1 and 3, 25 Para. 3 No.


675




    GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
    7, 27, 30, 32 Through 39 of the Articles of
    Association of Coca-cola Hbc Ag (plus Certain
    Editorial Changes). This is Made in Order to
    Address the Requirements of the Swiss Ordinance
    Against Excessive Compensation in Listed Companies,
    Which Entered Into Force on 1 January 2014            Management  For           Voted - Against
7.1.1 Re-election of George A. David As A Member of the
    Board of Directors and Election As the Chairman of
    the Board of Directors                                Management  For           Voted - For
7.1.2 Re-election of Antonio D Amato As A Member of the
    Board of Directors and Election As A Member of the
    Remuneration Committee                                Management  For           Voted - For
7.1.3 Re-election of Sir Michael Llewellyn- Smith As A
    Member of the Board of Directors and Election As A
    Member of the Remuneration Committee                  Management  For           Voted - For
7.1.4 Re-election of Susan Kilsby As A Member of the
    Board of Directors and Election As A Member of the
    Remuneration Committee                                Management  For           Voted - For
7.1.5 Re-election of Dimitris Lois As A Member of the
    Board of Directors                                    Management  For           Voted - For
7.1.6 Re-election of Anastassis G. David As A Member of
    the Board of Directors                                Management  For           Voted - For
7.1.7 Re-election of Irial Finan As A Member of the Board
    of Directors                                          Management  For           Voted - For
7.1.8 Re-election of Christos Ioannou As A Member of the
    Board of Directors                                    Management  For           Voted - For
7.1.9 Re-election of Nigel Macdonald As A Member of the
    Board of Directors                                    Management  For           Voted - For
7.2.1 Election of Christo Leventis As A Member of the
    Board of Directors                                    Management  For           Voted - For
7.2.2 Election of Anastasios I. Leventis As A Member of
    the Board of Directors                                Management  For           Voted - For
7.2.3 Election of Jose Octavio Reyes As A Member of the
    Board of Directors                                    Management  For           Voted - For
7.2.4 Election of John P. Sechi As A Member of the Board
    of Directors                                          Management  For           Voted - For
8   To Elect Ms. Ines Poeschel, Kellerhals Attorneys at
    Law, Zurich, Switzerland, As the Independent Proxy
    of Coca-cola Hbc Ag                                   Management  For           Voted - For
9.1 Re-elect PricewaterhouseCoopers Ag, Switzerland, As
    the Statutory Auditor of Coca-cola Hbc Ag             Management  For           Voted - For
9.2 Approve, by Way of an Advisory Vote, the
    Re-appointment of PricewaterhouseCoopers S.a.,
    Greece, As the Independent Registered Public
    Accounting Firm of Coca-cola Hbc Ag for the
    Purposes of Reporting Under the Applicable Rules of
    the UK S Financial Conduct Authority and United
    States Securities Laws                                Management  For           Voted - For
9.3 Re-elect Ernst & Young Ag, Switzerland, As Audit
    Expert for Audits of Capital Increases                Management  For           Voted - For
    Please Note That If You Hold Cdi Shares and
    Participate in This Meeting, Your-shares Will be
    Transferred to an Escrow Account by Your Custodian.
    Shares May-be Blocked During This Time                Non-Voting                Non-Voting


676

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
ELLAKTOR SA, ATHENS
CUSIP: X1959E102
Meeting Date: 08-Jul-13   Meeting Type: Ordinary General Meeting
    Please Note That This is A Postponement Meeting and
    Clients are Required To-submit New Voting
    Instructions. Thank You.                            Non-Voting                  Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-repetitive Meeting on 22
    Jul 2013. Also, Your Voting Instructions Will Not
    Be-carried Over to the Second Call. All Votes
    Received on This Meeting Will Be-disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting. Thank-you.                                 Non-Voting                  Non-Voting
1.  Renewal, Pursuant to Article 13 Par. 1 Section. C
    Cl 2190.1920, of the Authorizations of the Bod to
    Issue Bonds Pursuant to the Provisions of Paragraph
    2 of Article 1 of Law 3156.2003                     Management    For           Abstain
2.  Renewal, Pursuant to Article 13 Par. 1 Section. C
    Cl 2190.1920, of the Authorizations of the Bod to
    Increase Co's Share Capital                         Management    For           Abstain
Meeting Date: 27-Feb-14   Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 10
    Mar 2014. Also, Your Voting Instructions Will
    Not-be Carried Over to the Second Call. All Votes
    Received on This Meeting Will-be Disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting.-thank You                                  Non-Voting                  Non-Voting
1.  Election of New Member of the Audit Committee in
    Replacement of Its Deceased Member, Pursuant to
    Article 37 of Law 3693/2008                         Management    For           Abstain
2.  Various Announcements                               Management    For           Voted - For
Meeting Date: 27-Jun-14   Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 08
    Jul 2014 and A B Repetitive Meeting on 22 Jul-2014.
    Also, Your Voting Instructions Will Not be Carried
    Over to the Second-call. All Votes Received on This
    Meeting Will be Disregarded and You Will-need to
    Reinstruct on the Repetitive Meeting. Thank You     Non-Voting                  Non-Voting
1.  Approval of the Adjusted Financial Statements for
    the Financial Year 01.01.2012-31.12.2012            Management    For           Voted - For
2.  Submission for Approval of the Annual Financial
    Statements and the Annual Consolidated Financial
    Statements for the Financial Year That Ended on
    31.12.2013, Together with the Relevant Director and
    Certified Auditor-accountant Reports                Management    For           Voted - For


677




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Release of the Board of Directors and the Certified
    Auditor- Accountant from Any Liability for Damages
    with Regard to the Company's Management and Control
    Respectively, for the Financial Statements of the
    Financial Year 2013, in Accordance with Article 35
    of Codified Law 2190/1920                            Management  For           Voted - For
4.  Approval of Fees and Remunerations, Which Have Been
    Paid to Members of the Board of Directors, Pursuant
    to Article 24 Par. 2 of Codified Law 2190/1920, for
    the Financial Year 2013 and Preliminary Approval of
    Relevant Fees and Remunerations, Which Will be
    Paid, for the Current Year 2014, for the Same Reason Management  For           Abstain
5.  Election of One Ordinary and One Replacement
    Certified Auditor- Accountant to Perform the Audit
    for the Financial Year 2014, and Determination of
    Their Fees                                           Management  For           Voted - For
6.  Grant of Permission Pursuant to Article 23 Par. 1
    of Codified Law 2190/1920, to Members of the Board
    of Directors and Company Managers to Participate in
    Boards of Directors Or in the Management of
    Companies Within the Group Or of Other Companies,
    Even If Such Companies are Pursuing Similar
    Objectives                                           Management  For           Voted - For
7.  Grant of Permission Pursuant to Article 23(a) of
    Codified Law 2190/1920, to Enter Into, Extend Or
    Renew the Validity of Contracts Concluded by the
    Company with Its Affiliates, Within the Meaning of
    Article 42(e) Par. 5 of Codified Law 2190/1920       Management  For           Voted - For
8.  Validation of the Decision of the Board of
    Directors of the Company on the Election of A
    Director                                             Management  For           Voted - For
9.  Election of New Board of Directors, Appointment of
    Its Independent Members, in Accordance with Law
    3016/2002, As in Force, and the Company's Articles
    of Association                                       Management  For           Voted - Against
10. Election of the Members of the Audit Committee As
    Per Article 37 of Law 3693/2008                      Management  For           Voted - For
11. Offsetting of Tax Losses Against the Untaxed
    Reserves of Law 2238/1994 That Were Formed Until
    31.12.2013 in Accordance with the Provisions of
    Article 72 Par. 12 of Law 4172/2013 and Taxation of
    the Rest of the Reserves in Accordance with the Law
    Provisions As in Force                               Management  For           Voted - For
12. Various Announcements                                Management  For           Voted - For
EUROBANK PROPERTIES REAL ESTATE INVESTMENT CO, ATT
CUSIP: X2379J101
Meeting Date: 14-Apr-14   Meeting Type: Ordinary General Meeting
1.  Annual Financial Statements of the Year 2013.
    Directors and Auditors' Reports. Distribution of
    Profits from Past Years                              Management  For           Voted - For


678




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Release of Members of the Board of Directors and
    Auditors from All Liability for Compensation
    Arising from the Year 2013                          Management  For           Voted - For
3.  Election of A Certified Auditors Accountants' Firm
    for the Year 2014 and Setting of Its Remuneration   Management  For           Voted - For
4.  Appointment of Valuers for the Year 2014 and
    Setting of Their Remuneration                       Management  For           Voted - For
5.  Approval of Contracts and Fees As Per Articles 23a
    and 24 of Codified Law 2190/1920- Preapproval of
    Fees for the Year 2014                              Management  For           Voted - For
6.  Acquisition of Treasury Shares As Per Article 16 of
    Codified Law 2190/1920                              Management  For           Voted - For
7.  Other Announcements                                 Management  For           Voted - For
FOLLI FOLLIE S.A., ATTICA
CUSIP: X1890Z115
Meeting Date: 20-Jun-14   Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 01
    Jul 2014. Also, Your Voting Instructions Will
    Not-be Carried Over to the Second Call. All Votes
    Received on This Meeting Will-be Disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting.-thank You                                  Non-Voting                Non-Voting
1.  Approval of the Annual Company's and Consolidated
    Accounts of the Fiscal Year Between 1st January
    2013 and 31st December 2013, After the Hearing of
    the Board of Directors Reports on the Realization
    of the Above Fiscal Year, and the Chartered
    Accountant                                          Management  For           Voted - For
2.  Decision About the Distribution of Net Profit of
    the Year 1st January to 31st December 2013 and Non
    Distribution of Dividend to the Shareholders        Management  For           Voted - For
3.  Discharge of the Members of the Board of Directors
    and of the Chartered Accountants from Every
    Liability for Damages for the Year 2013             Management  For           Voted - For
4.  Election of A Regular and Substitute Chartered
    Accountant for the Year 2014 and Specification of
    Their Payment for This Year                         Management  For           Voted - For
5.  Approval of All Types of Payments and Compensations
    of the Members of the Board of Directors Which Were
    Paid on the Year 2013 and Preapproval of All Types
    of Payments and Compensations for the Year 2014     Management  For           Abstain
6.  Approval of Provision of Guarantees, Facilities
    Including Share Capital Increases in Favour of
    Affiliated Companies of the Group According to
    Article 42 E Par. 5 of Cl 2190/1920 and
    Authorization to the Board of Directors for the
    Materialization of the Said Decision                Management  For           Voted - For
7.  Issuance of Convertible Bonds Up to Eur250,000,000
    According to Article 3a of the Codified Law


679




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    2190.1920 and Article 8 of the Law 3156.2003 with
    Bonds Convertible to Ordinary Registered Shares of
    the Company Through Cancelation of the Preference
    Preemptive Subscription                             Management  For           Voted - For
    Right of Existing Shareholders from the Issue of
    These Securities . Resolution on the Authorization
    to the Board of Directors with the Express Right to
    Further Delegate These Powers , for Further
    Negotiation and Particularization of the Terms for
    the Issuance of the Bond, Including But Not Limited
    to the Duration of the Bond, the Conversion Ratio
    and the Time and Method for Exercising the Stock
    Option and the Conversion Right, and for
    Guaranteeing Any Issuance of These Securities by
    Group Companies                                                               Non-Voting
8.  Approval of A Program for Buying Owned Shares Or
    Amendment of the Existing Program for Buying Owned
    Shares by the Company Adopted on the General
    Meeting of June 14, 2013 and Decision on the
    Minimum Price of Acquisition at 4 Euros and Maximum
    Price at 40 Euros                                   Management  For           Abstain
9.  Increase of the Share Capital by Capitalization of
    A Part of the Reserves Above Par Value, by Way of
    Increase of Nominal Value of the Share              Management  For           Abstain
10. Equal Reduction of the Share Capital, Return of
    Cash to the Shareholders, Reduction of the Nominal
    Value of the Share and Provision of the Necessary
    Authorizations to the Board of Directors of the
    Company in Relation to the Return of the Amount of
    the Reduction of the Capital to the Shareholders in
    Cash, the Record Date and the Date of the
    Commencement of the Payment of This Return of Cash  Management  For           Abstain
11. Modification of the Distinctive Title of the
    Company from Folli Follie Group to Ff Group         Management  For           Voted - For
12. Modification of Articles 1 and 5 of the Company's
    Corporation Charter                                 Management  For           Abstain
13. Election of the New Members of the Board of
    Directors                                           Management  For           Abstain
14. Various Announcements, Authorizations and Decisions Management  For           Voted - Against
GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP
CUSIP: X3232T104
Meeting Date: 07-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    249404 Due to Change in Vo-ting Status of
    Resolution 1. All Votes Received on the Previous
    Meeting Will B-e Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Thank Yo-u.      Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be an A-repetitive Meeting on 18
    Nov 2013. Also, Your Voting Instructions Will Not
    Be-carried Over to the Second Call. All Votes


680




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Received on This Meeting Will be D-isregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting. Thank Yo-u                                 Non-Voting                Non-Voting
1.  Announcement of the Election of Board Members in
    Replacement of the Resigned M-embers and for the
    Remainder of Their Term in Office. Announcement of
    the Prov-isional Appointment of New Members of the
    Audit Committee in Replacement of Th-e Resigned
    Members and for the Remainder of Their Term in
    Office                                              Non-Voting                Non-Voting
2.  Determination of the Number of the Members of the
    Board of Directors and Election of the New Board of
    Directors                                           Management  For           Voted - Against
3.  Appointment of the Members of the Audit Committee,
    in Accordance with Article 37, Paragraph 1 of Law
    No 3693/2008                                        Management  For           Voted - For
4.  Granting of Leave According to Article 23,
    Paragraph 1, of Law No 2190/1920 and Article 24 of
    the Articles of Association of the Corporation to
    the Members of the Board of Directors of the
    Corporation and Any Persons Who are in Any Way
    Involved in the Management of the Corporation, the
    General Managers, the Managers for Their
    Participation in the Boards of Directors Or in the
    Management of the Corporations of the Corporate
    Group and of the Affiliated Corporations, Within
    the Meaning of Article 42e, Paragraph 5 of Law
    2190/1920 and Therefore, the Conducting on Behalf
    of the Affiliated Companies of Acts Falling Within
    the Corporation's Objectives                        Management  For           Voted - For
5.  Granting of Special Leave According to Article 23a
    of Law No 2190/1920 for the Conclusion of A Fixed-
    Term Employment Contract with the Ceo and Chairman
    of the Board of Directors of the Corporation, Mr
    Kamil Ziegler, the Approval of the Basic Terms
    Thereof and the Granting of an Authorization to the
    Board of Directors to Sign the Contract             Management  For           Voted - For
6.  Granting of Special Leave According to Article 23a
    of Law No 2190/1920 for the Conclusion of A Fixed-
    Term Employment Contract with the Executive Member
    of the Board of Directors Mr Michal Houst, the
    Approval of the Basic Terms Thereof and the
    Granting of an Authorization to the Board of
    Directors to Sign the Contract                      Management  For           Voted - For
Meeting Date: 22-May-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 03
    Jun 2014 and B Repetitive Meeting on 16 Jun
    2014.-also, Your Voting Instructions Will Not be
    Carried Over to the Second Call.-all Votes Received
    on This Meeting Will be Disregarded and You Will
    Need To-reinstruct on the Repetitive Meeting. Thank
    You                                                 Non-Voting                Non-Voting


681




    GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.  Approval of the Restated Separate and Consolidated
    Financial Statements for the Thirteenth (13rd)
    Fiscal Year (january 1st, 2012 Until December 31st,
    2012)                                               Management  For           Voted - For
2.  Submission and Approval of Both the Board of
    Directors' Report and Auditors' Report for the
    Annual Financial Statements for the Fourteenth
    (14th) Fiscal Year (1st of January 2013 to the 31st
    of December 2013)                                   Management  For           Voted - For
3.  Submission and Approval of the Separate and
    Consolidated Financial Statements for the
    Fourteenth (14th) Fiscal Year (january 1st, 2013
    Until December 31st, 2013)                          Management  For           Voted - For
4.  Approval of Earnings Distribution for the
    Fourteenth (14th) Fiscal Year (1st of January 2013
    to 31st of December 2013)                           Management  For           Voted - For
5.  Discharge of the Members of Board of Directors and
    the Statutory Auditors from Any Liability for
    Compensation for the Realized (management) for the
    Fourteenth (14th) Fiscal Year (january 1st, 2013
    Until December 31st, 2013), and Approval of
    Management and Representation Actions of the Board
    of Directors of the Company                         Management  For           Voted - For
6.  Approval of the Members of the Board of Directors'
    Compensation and Remuneration for Their
    Participation in the Board of Directors for the
    Fourteenth (14th) Fiscal Year (january 1st, 2013
    Until December 31st, 2013)                          Management  For           Voted - For
7.  Approval of Compensation and Remuneration to the
    Executive Members of the Board of Directors
    Pursuant to Article 24, Paragraph 2 of Codified Law
    2190/1920 As in Force                               Management  For           Voted - For
8.  Pre-approval of the Remuneration and Compensation
    of the Members of the Company's Board of Directors
    for the Current Fifteenth (15th)fiscal Year
    (commencing on January 1st, 2014 Until December
    31st, 2014)                                         Management  For           Voted - For
9.  Appointment of Statutory and Substitute Certified
    Auditors for the Audit of the Financial Statements
    for the Current Fifteenth (15th) Fiscal Year
    (january 1st, 2014 Until December 31st, 2014), the
    Issuance of the Annual Tax Certificate and
    Determination of Their Fees: the Board of
    Directors, Upon the Recommendation of the Company's
    Audit Committee in Accordance with the Specific
    Stipulations of Article 37, Par. 3 of Law
    3693/2008, As Currently in Force, Recommends to the
    General Meeting of Shareholders That the Statutory
    Audit of the Separate and Consolidated Financial
    Statements for the Fifteenth (15th) Fiscal Year
    (1st of January 2014 to 31st December 2014) be
    Carried Out, on the Basis of the Most Competitive
    Offer, by Mrs. Chrisoula Douka (soel Reg. No.
    37551) and Mr. Michael Kokkinos (soel Reg. No.
    12701), Acting As Statutory Auditors and Mr.


682




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Anastasios Panagides (soel Reg. No. 37581) and Mr.
    Filippos Kassos (soel Reg. No. 26311 ), Acting As
    Substitute Auditors, from the Certified Auditing
    Accounting Company ''kpmg'', for an Annual Fee
    Amounting to Eur 115,000.00 Plus Vat. the
    Remuneration of the Above Auditing Firm for the
    Issuance of the Annual Tax Certificate As Provided
    for in Article 82, Par. 5 of Law 2238/2011, Amounts
    to Eur 95,000.00 Plus Vat. Note That the Auditing
    Company 'pricewaterhousecoopers S.a. ' Was Paid Eur
    120,000.00 Plus Vat for the Audit for the Fiscal
    Year 2013 and A Further Eur 120,000.00 Plus Vat for
    the Issuance of the Annual Tax Certificate           Management  For           Voted - For
10. Articles of Association Issues: (a) Deletion of
    Articles 9, 19, 21, 23, 28, 29, 36, 39, 40, 43, 48,
    49 and 50, Amendment of the Articles 1, 2, 3, 4, 5,
    7, 12, 13, 15, 16, 17, 18, 20, 22, 24, 25, 27, 31,
    35, 37, 38, 41 and 44 and Renumbering of the
    Articles 10, 11, 12, 13, 14, 15, 16, 17, 18, 20,
    22, 24, 25, 26, 27, 30, 31, 32, 33, 34, 35, 37, 38,
    41, 42, 44, 45, 46 and 47 and (b) Configuration of
    the Articles of Association in A Single Text         Management  For           Voted - For
11. Provision of Permission Pursuant to Article 23,
    Paragraph 1 of Codified Law 2190/1920, to the Bod
    Members and the Officers of the Company's General
    Directorates and Divisions for Their Participation
    in the Boards of Directors Or in the Management of
    the Group's Subsidiaries and Affiliates, As Defined
    in Article 42, Paragraph 5 of Codified Law 2190/1920 Management  For           Voted - For
HELLENIC PETROLEUM S.A., ATHENS
CUSIP: X3234A111
Meeting Date: 02-Sep-13 Meeting Type: ExtraOrdinary General Meeting
1.  Approval of the Sale of Hellenic Petroleum Sa
    Participation in Desfa S.a.                          Management  For           Voted - For
2.  Approval of the Change in the Composition of the
    Audit Committee in Accordance with the Provisions
    of Law 3693/2008                                     Management  For           Voted - For
Meeting Date: 30-Jun-14 Meeting Type: Ordinary General Meeting
1.  Management Review of the 38th Corporate Fiscal Year
    1.1.2013 31.12.2013 and Submission of the Board of
    Directors Management Report As Well As the
    Certified Auditors Report for the Annual Financial
    Statements in Accordance with the International
    Financial Reporting Standards, Including the Groups
    Consolidated Financial Statements, for Fiscal Year
    2013                                                 Management  For           Voted - For
2.  Approval of the Company's Financial Statements and
    the Groups Consolidated Financial Statements, in
    Accordance with the International Financial


683

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Reporting Standards, Together with Relevant Reports
    for Fiscal Year 2013                                Management   For           Voted - For
3.  Profit Distribution Approval                        Management   For           Voted - For
4.  Acquittal of the Board of Directors Members and
    Auditors from Any Liability for Compensation for
    Fiscal Year 2013, Pursuant to Article 35 of
    Codified Law 2190.1920                              Management   For           Voted - For
5.  Approval of Remuneration and Fees to the Members of
    the Board of Directors for 2013 and Determination
    of 2014 Remuneration and Fees. Approval of Mandate
    Agreement Between the Company and the Chairman of
    the Board of Directors, As Well As the Renewal of
    the Employment Contract Between the Company and the
    Chief Executive Officer                             Management   For           Voted - For
6.  Appointment of Certified Auditors for Fiscal Year
    2014, in Accordance with the Provisions of the
    Company's Articles of Association and Determination
    of Their Remuneration                               Management   For           Voted - For
7.  Amendment of Articles 11, Par 2. Points B, C, Par.
    3, Par.4 18 Par.2, 26 Par.6 Points A.b.c, Par.9 of
    the Company's Articles of Association               Management   For           Voted - For
8.  Amendment of the Current Stock Option Plan of
    Hellenic Petroleum S.a., in Accordance with Article
    13 Par. 9 of Codified Law 2190.1920                 Management   For           Voted - For
    10 Jun 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 1. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                 Non-Voting
HELLENIC TELECOMMUNICATIONS ORGANIZATIONS S.A., AT
CUSIP: X3258B102
Meeting Date: 30-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    262960 As the Meeting to B-e Held on 18 Dec 2013
    Got Cancelled and New Meeting Was Announced on 30
    Dec 20-13 with Addition of Resolutions and Change
    in Record Date from 12 Dec 2013 To-24 Dec 2013. All
    Votes Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                 Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be an A-repetitive Meeting on 14
    Jan 2014 at 16:00 Hrs with Record Date: 09 Jan
    2014-and A B Repetitive Meeting on 29 Jan 2014 at
    16:00 Hrs with Record Date: 24 Ja-n 2014. Also,
    Your Voting Instructions Will Not be Carried Over
    to the Second-call. All Votes Received on This
    Meeting Will be Disregarded and You Will Need-to
    Reinstruct on the Repetitive Meeting. Thank You     Non-Voting                 Non-Voting
1.  Announcement of the Election of New Board Members,
    in Replacement of Resigned Members, in Accordance


684




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with Article 9 Par. 4 of the Company's Articles of
    Incorporation                                       Management  For           Voted - For
2.  Appointment of Members of the Audit Committee,
    Pursuant to Article 37 of Law 3693/2008             Management  For           Abstain
3.  Approval for Covering Domestic Travel / Sojourn
    Expenses of Board Members for Their Attendance at
    the Meetings of the Board and Its Committees        Management  For           Voted - For
4.  Granting by the General Shareholders' Meeting
    Special Permission, Pursuant to Article 23a of
    C.l.2190/1920, for Entering Into the Separate
    Agreements ("service Arrangements") Between Ote
    S.a. and Ote Group Companies on the One Hand and
    Deutsche Telecom Ag (dtag) and Telekom Deutschland
    Gmbh (td Gmbh) on the Other Hand for the Rendering
    for Year 2014 of Specific Services Within the
    Framework of the Approved "framework Cooperation
    and Service Agreement" / Assignment of Relevant
    Powers                                              Management  For           Voted - For
5.  Amendment of Independent Services Agreement of an
    Executive Board Member                              Management  For           Voted - For
6.  Capitalization of Tax-free Reserves from Non-
    Taxable Profits of Previous Years, According to
    L.4172/2013, by Increasing the Nominal Value of Ote
    S.a. Share at an Amount to be Determined by the
    General Meeting                                     Management  For           Abstain
7.  Amendment of Article 5 (share Capital) of the Ote
    S.a. Articles of Incorporation, Due to
    Capitalization of Tax-free Reserves                 Management  For           Abstain
8.  Miscellaneous Announcements                         Management  For           Voted - For
    12 Dec 13: Please Note That Resolution 1 Does Not
    Carry Voting Rights. Thank Y-ou.                    Non-Voting                Non-Voting
    12 Dec 13: Please Note That This is A Revision Due
    to Receipt of Comment.                              Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 15
    May 2014 and B Repetitive Meeting on 27 May
    2014,-also, Your Voting Instructions Will Not be
    Carried Over to the Second Call.-all Votes Received
    on This Meeting Will be Disregarded and You Will
    Need To- Reinstruct on the Repetitive Meeting.
    Thank You                                           Non-Voting                Non-Voting
1.  Approval of the Amendment of Article 2 (object) of
    the Company's Articles of Incorporation             Management  For           Voted - For
2.  Granting of A Special Permission, Pursuant to
    Article 23a of C.l.2190/1920, on the Conclusion of
    A Brand License Agreement(s) Between Affiliated
    Companies of Ote S.a., Namely Romtelecom and
    Cosmote Romania (licensees) and Deutsche Telekom Ag
    (licensor) and Approval of the Basic Terms of the
    Agreement(s)                                        Management  For           Voted - For


685




                         GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Proportional Reduce of the Remuneration of the
    Directors and the Executives of Ote, As Long As the
    Medium Term Framework of Fiscal Strategy 2012-2015
    is in Effect, According to Paragraph 2, Article 6
    of Law 4092/2012                                    Management  For           Voted - For
4.  Miscellaneous Announcements                         Management  For           Voted - For
    16 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 25 Apr 2014 to 24
    Apr 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Tha-nk You.       Non-Voting                Non-Voting
Meeting Date: 24-Jun-14  Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-"a" Repetitive Meeting on
    08 Jul 2014 and A "b" Repetitive Meeting on 21
    Jul-2014. Also, Your Voting Instructions Will Not
    be Carried Over to the Second-call. All Votes
    Received on This Meeting Will be Disregarded and
    You Will-need to Reinstruct on the Repetitive
    Meeting. Thank You.                                 Non-Voting                Non-Voting
1.  Submission for Approval of the Annual Financial
    Statements of Ote S.a. (both Separate and
    Consolidated) of the Fiscal Year 2013 (1/1/2013-
    31/12/2013), with the Relevant Board of Directors'
    and Certified Auditors' Reports / Proposal for Non-
    Distribution of Dividend for the Fiscal Year 2013   Management  For           Voted - For
2.  Exoneration of the Members of the Board of
    Directors and the Certified Auditors of Any
    Liability, for the Fiscal Year 2013, Pursuant to
    Article 35 of C.l.2190/1920                         Management  For           Voted - For
3.  Approval of the Remuneration, Compensation and
    Expenses of the Members of the Board of Directors
    and Its Committees for the Fiscal Year 2013 and
    Determination of Them for the Fiscal Year 2014      Management  For           Voted - For
4.  Appointment of an Audit Firm for the Statutory
    Audit of the Financial Statements of Ote S.a. (both
    Separate and Consolidated), in Accordance with the
    International Financial Reporting Standards, for
    the Fiscal Year 2014                                Management  For           Voted - For
5.  Approval of the Insurance Coverage of Directors &
    Officers of Ote S.a. and Its Affiliated Companies,
    in the Context of Article 42e Par.5 of C.l.
    2190/1920, Against Liabilities Incurred in the
    Exercise of Their Competences, Duties and Functions
    and Grant of Authorization to Sign the Relevant
    Contract                                            Management  For           Voted - For
6.  Miscellaneous Announcements                         Management  For           Voted - For


686

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
JUMBO S.A., MOSCHATO
CUSIP: X4114P111
Meeting Date: 06-Nov-13 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-"a" Repetitive Meeting on
    20 Nov 2013 at 16:00 Hrs and A "b" Repetitive-
    Meeting on 03 Dec 2013 at 16:00 Hrs. Also, Your
    Voting Instructions Will Not-be Carried Over to the
    Second Call. All Votes Received on This Meeting
    Will-be Disregarded and You Will Need to Reinstruct
    on the Repetitive Meeting.-thank You                Non-Voting                Non-Voting
1.  Submission for Approval of the Annual Consolidated
    and Company Financial Statements of the Fiscal Year
    from 01.07.2012 to 30.06.2013, Which Were
    Established in Compliance with the International
    Accounting Standards Along with the Board of
    Director's Annual Report, the Corporate Governance
    Statement, the Explanatory Report of the Board of
    Directors According to Articles 11a of the Law
    3371/2005, Article 4 of the Law 3556/2007 and the
    Law 3873/2010, the Notes of the Financial
    Statements and the Chartered Accountants and
    Auditors' Report                                    Management  For           Voted - For
2.  Submission for Approval of the Profit Distribution
    for the Closing Fiscal Year from 01.07.2012 to
    30.06.2013 and A Decision Taking Regarding the Non
    Distribution of Dividend and the Transfer of
    Retained Earnings of Total Amount of Eur
    29.104.433,63 for the Benefit of the Capital
    Structure of the Company (after the Deduction of
    Taxes of Eur 19.546.726,73, the Reduction of the
    Legal Reserve Amount of Eur 3.728.551,95 and the
    Extraordinary Reserve Amount of Eur 64.997.338,00)  Management  For           Voted - For
3.  Discharge of the Members of the Board of Directors
    and the Chartered Accountants and Auditors of the
    Company from Any Liability for Compensation for
    Their Activity During the Fiscal Year from
    01.07.2012 to 30.06.2013: Vassilis Kazas (soel N
    13281) and Panagiotis Christopoulos (soel N.28481)
    of the Audit Firm Grant Thornton Chartered
    Accountants Management Consultants S.a.             Management  For           Voted - For
4.  Appointment of Audit Firm for the Financial Year
    from 01.07.2013 to 30.06.2014 and Approval of Their
    Fee: Grant Thornton Chartered Accountants
    Management Consultants S.a. Under Soel Reg. No. 127 Management  For           Voted - For
5.  Final Approval of Fees for Some of the Members of
    the Board of Directors for the Fiscal Year from
    01.07.2011 to 30.06.2012                            Management  For           Voted - For
6.  Election of New Board of Directors for A Two-year
    (2) Term of Service: the Following Seven (7)
    Members of the New Board of Directors. the Term of
    Service is Two Years and Expires on the Second Half


687




                          GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    of 2013: Four (4) Executive Members: 1.
    Evaggelos-apostolos Vakakis, 2. Ioannis Economou,
    3. Calliopi Vernadaki, 4. Evangelos Papaevangelou;
    One (1) Non Executive Member: Paraskevi Kavoura;
    and Two (2) Independent Non-executive Members: 1.
    Georgios Katsaros, 2. Victor Asser                  Management    For           Voted - Against
7.  Appointment of Members of the Audit and Define of
    Its Responsibilities: the Following Members of the
    Audit Committee According to the Article 37 of the
    L. 3693/2008: 1. Paraskevi Kavoura, Non- Executive
    Member 2. Georgios Katsaros, Independent
    Non-executive Member 3. Victor Asser, Independent
    Non-executive Member                                Management    For           Voted - For
8.  Pre-approval of Fees for Some of the Members of the
    Board of Directors for the Fiscal Year from
    01.07.2013 to 30.06.2014                            Management    For           Voted - For
    15 Oct 2013: Please Note That This is A Revision
    Due to Addition of Text in Re- Solution 4 and
    Change in Text of Resolution 5. If You Have Already
    Sent in You-r Votes, Please Do Not Return This
    Proxy Form Unless You Decide to Amend Your-original
    Instructions. Thank You.                            Non-Voting                  Non-Voting
Meeting Date: 12-Feb-14   Meeting Type: ExtraOrdinary General Meeting
    17 Jan 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be an "a"
    Repetitive Meeting on 24 Feb 2014 at 16 O' Clock
    and A "b" Re-petitive Meeting on 07 Mar 2014
    at 16 O' Clock. Also, Your Voting Instr-uctions
    Will Not be Carried Over to the Second
    Call/third Call. All Votes R-eceived on This
    Meeting Will be Disregarded and You Will Need to
    Reinstruct On- the Repetitive Meeting. Thank You    Non-Voting                  Non-Voting
1.  Share Capital Increase by A Total Amount of Eur
    7,039, 613.98 Derived from the Capitalization of
    the Following Existing Reserves A. by the Amount of
    Eur 6,878,782.59 from Share Premium Account and B.
    the Remaining Amount of Eur 160,831.39, Which Will
    Take Place Through the Issue of 5,915,642 New
    Common Shares of the Company of Nominal Value of
    Eur 1.19 Each, Which Will be Distributed to the
    Shareholders of the Company at A Ratio of One 1 New
    Share for Every Twenty Two 22 Existing Shares.
    Amendment of the Article 5 Par. A of the Company's
    Articles of Association, by the Addition of A New
    Last Paragraph, and Wording of the Statute in A
    Single Text                                         Management    For           Voted - For
2.  Specific Decision Making by the General Meeting of
    the Company's Shareholders, Subject to the
    Formalities of Article 7b of Cl 2190/1920, for the
    Reassign to the Board of Directors, As Set Out in
    Article 13 Par. 1 Section. C of Cl 2190/1920 and
    Law 3156/2003, the Right to Issue Common Bonds of
    the Company                                         Management    For           Abstain


688




                         GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    17 Jan 2014: Please Note That This is A Revision
    Due to Modification in Text O- F Comment. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This P-roxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
MARFIN INVESTMENT GROUP HOLDING SA, ATHENS
CUSIP: X5188E106
Meeting Date: 27-Jun-14  Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-"a" Repetitive Meeting on
    10 July 2014 and A "b" Repetitive Meeting on 24-
    July 2014. Also, Your Voting Instructions Will Not
    be Carried Over to The-second Call. All Votes
    Received on This Meeting Will be Disregarded and
    You-will Need to Reinstruct on the Repetitive
    Meeting. Thank You                                  Non-Voting                Non-Voting
1.  Submission and Approval of the Individual and
    Consolidated Annual Financial Statements of the
    Fiscal Year 2013 and the Respective Reports of the
    Board of Directors and the Chartered Accountants /
    Auditors                                            Management  For           Voted - For
2.  Discharge of the Members of the Board of Directors
    and the Chartered Accountants / Auditors from All
    Liability with Regard to the Activities of Fiscal
    Year 2013                                           Management  For           Voted - For
3.  Appointment of Chartered Accountants / Auditors for
    the Fiscal Year 2014                                Management  For           Voted - For
4.  Submission and Approval of the Report of Activities
    of the Nomination and Remuneration Committee to the
    Annual General Meeting of Shareholders              Management  For           Abstain
5.  Election of New Members in the Board of Directors.
    Appointment of Independent Members in the Board of
    Directors                                           Management  For           Abstain
6.  Election of the Company's Nomination and
    Remuneration Committee Members                      Management  For           Abstain
7.  Election of the Audit Committee's Members, Pursuant
    to the Provisions of Article 37 of Law 3693/2008    Management  For           Abstain
8.  Approval of Contracts and Remunerations in
    Accordance with Articles 23a and 24 of Codified Law
    2190/1920                                           Management  For           Voted - For
9.  Updating the General Meeting on the New Convertible
    Bond Loan of the Company, Which Was Resolved by the
    General Meetings of Shareholders on 15.6.2011 and
    24.10.2011 and Specified by the Board of Directors
    at Its Meetings Held on 1.11.2011, 5.2.2013,
    21.3.2013, 29.7.2013 and 21.11.2013 Pursuant to the
    Provisions of Codified Law 2190/1920 and Law
    3156/2003, As in Force. Granting Any Approvals
    Required                                            Management  For           Voted - For
10. Renewal of the Board of Directors' Power to Issue
    Bond Loans Pursuant to the Provisions of Article 3a


689




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in Conjunction with Article 13 of Codified Law
    2190/1920 and Article 1 of Law 3156/2003.
    Modification of Article 5 Paragraph 2 of the
    Articles of Incorporation of the Company            Management  For           Abstain
11. Information with Regard to the Course of Activities
    of the Company and Its Strategic Planning           Management  For           Voted - For
METKA SA
CUSIP: X5328R165
Meeting Date: 18-Jun-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 01
    Jul 2014 and A B Repetitive Meeting Will be Held-on
    14 Jul 2014. Also, Your Voting Instructions Will
    Not be Carried Over To-the Second Call. All Votes
    Received on This Meeting Will be Disregarded
    And-you Will Need to Reinstruct on the Repetitive
    Meeting. Thank You                                  Non-Voting                Non-Voting
1.  Submission and Approval of the Revised Individual
    and Consolidated Annual Financial Statements for
    the Accounting Period from 01.01.2012 to
    31.12.2012, Due to the Application of Ias 19
    Employee Benefits                                   Management  For           Voted - For
2.  Submission and Approval of the Individual and
    Consolidated Annual Financial Statements for the
    Accounting Period from 01.01.2013 to 31.12.2013, of
    the Relevant Board of Directors and Independent
    Auditor's Reports, and of the Statement of
    Corporate Governance in Accordance with Article 43
    A Par.3 Item D of Codified Law C.l. 2190.1920       Management  For           Voted - For
3.  Approval of Appropriation of Earnings of the
    Financial Period from 01.01.2013 to 31.12.2013 and
    Payment of Fees to the Members of the Board of
    Directors from the Profits of the Aforementioned
    Accounting Period in the Meaning of Article 24 of
    C.l. 2190.1920. Granting of Authorisations          Management  For           Voted - For
4.  Release of the Members of the Board of Directors
    and of the Company S Independent Auditors from Any
    Liability for Damages in Connection with the
    Management of the Accounting Period Ended on
    31.12.2013                                          Management  For           Voted - For
5.  Election of Regular and Alternate Independent
    Auditors for Auditing the Financial Statements of
    the Current Accounting Period in Accordance with
    the Ias and Determination of Their Fee              Management  For           Voted - For
6.  Approval of the Fees of the Members of the Company
    S Board of Directors for the Accounting Period from
    01.01.2013 to 31.12.2013                            Management  For           Abstain
7.  Approval of Contracts As Per Article 23 A of C.l.
    2190.1920                                           Management  For           Voted - For
8.  Granting of Permission in Accordance with Article
    23 Par. 1 of C.l. 2190.1920 to the Members of the


690




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Board of Directors and to the Managers Executives
    of the Company to Participate in Boards of
    Directors Or in the Direction of Group Companies
    Pursuing the Same Or Similar Objects                Management  For           Voted - For
9.  Election of New Board of Directors                  Management  For           Abstain
10. Miscellaneous Items Announcements Concerning the
    Course of the Company and of Its Subsidiaries and
    Affiliated Undertakings                             Management  For           Voted - For
MOTOR OIL (HELLAS) CORINTH REFINERIES SA, ATHENS
CUSIP: X55904100
Meeting Date: 19-Jun-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 03
    Jul 2014 at 14:00 Hrs. Also, Your Voting-
    Instructions Will Not be Carried Over to the Second
    Call. All Votes Received-on This Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    The-repetitive Meeting. Thank You                   Non-Voting                Non-Voting
1.  Approval of the Restated Financial Statements on A
    Stand Alone and Consolidated Basis for the Fiscal
    Year 2012 1.1.2012 31.12.2012 Due to the Adoption
    of the Revised Ias 19 Employee Benefits             Management  For           Voted - For
2.  Submission and Approval of the Financial Statements
    on A Stand Alone and Consolidated Basis for the
    Fiscal Year 2013 1.1.2013 31.12.2013 Together with
    the Accompanying Bod and Auditor Reports            Management  For           Voted - For
3.  Discharge of the Members of the Bod and of the
    Auditors from Any Liability for Damages with Regard
    to the Financial Statements and Activities During
    the Accounting Year 2013                            Management  For           Voted - For
4.  Election of the Members of the New Board of
    Directors As the Term of Service of the Existing
    Board Expires                                       Management  For           Abstain
5.  Appointment of the Members of the Audit Committee
    According to Article 37 of the Law 3693.2008        Management  For           Abstain
6.  Approval of A Dividend Amount Euro 0.20 Per Share
    for the Fiscal Year 2013                            Management  For           Voted - For
7.  Election of Two Certified Auditors Ordinary and
    Substitute for the Accounting Year 2014 and
    Approval of Their Fees                              Management  For           Voted - For
8.  Approval of the Fees Paid to Bod Members for 2013
    and Pre-approval of Their Fees for 2014             Management  For           Abstain


691

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MYTILINEOS HOLDINGS SA
CUSIP: X56014131
Meeting Date: 18-Jun-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 01
    July 2014 and A B Repetitive Meeting on 14
    July-2014 . Also, Your Voting Instructions Will Not
    be Carried Over to the Second-call. All Votes
    Received on This Meeting Will be Disregarded and
    You Will-need to Reinstruct on the Repetitive
    Meeting. Thank You                                  Non-Voting                Non-Voting
1.  Submission and Approval of the Revised Individual
    and Consolidated Annual Financial Statements for
    the Accounting Period from 01.01.2012 to
    31.12.2012, Due to the Application of Ias 19
    Employee Benefits                                   Management  For           Voted - For
2.  Submission and Approval of the Individual and
    Consolidated Annual Financial Statements for the
    Accounting Period from 01.01.2013 to 31.12.2013, of
    the Relevant Board of Directors and Independent
    Auditor S Reports, and of the Statement of
    Corporate Governance in Accordance with Article 43
    A Par. 3 Item D of Codified Law C.l. 2190.1920      Management  For           Voted - For
3.  Release of the Members of the Board of Directors
    and of the Company S Independent Auditors from Any
    Liability for Damages in Connection with the
    Management of the Accounting Period Ended on
    31.12.2013                                          Management  For           Voted - For
4.  Election of Regular and Alternate Independent
    Auditors for Auditing the Financial Statements of
    the Current Accounting Period in Accordance with
    the Ias and for Issuing the Corresponding Annual
    Tax Certificate, As Provided for by 65 A Par. 1 of
    Law 4174.2003, and Determination of Their Fee       Management  For           Voted - For
5.  Approval of the Fees of the Members of the Company
    S Board of Directors for the Accounting Period from
    01.01.2013 to 31.12.2013 and Pre Approval of Their
    Fees for the Current Accounting Period              Management  For           Voted - For
6.  Approval of Contracts As Per Article 23 A of C.l.
    2190.1920                                           Management  For           Voted - For
7.  Ratification of the Election of New Members to the
    Board of Directors in Replacement of Resigned
    Members                                             Management  For           Voted - For
8.  Appointment of Audit Committee Members in
    Accordance with Article 37 of Law 3693.2008         Management  For           Voted - For
9.  Granting of Permission in Accordance with Article
    23 Par. 1 of C.l. 2190.1920 to the Members of the
    Board of Directors and to the Managers Executives
    of the Company to Participate in Boards of
    Directors Or in the Direction of Group Companies
    Pursuing the Same Or Similar Objects                Management  For           Voted - For


692




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10. Miscellaneous Items Announcements Concerning the
    Course of the Company and of Its Subsidiaries and
    Affiliated Undertakings                             Management  For           Voted - For
PIRAEUS BANK SA, ATHENS
CUSIP: X06397156
Meeting Date: 15-Jul-13 Meeting Type: Ordinary General Meeting
1.  Submission and Approval of the Annual Financial
    Statements for the Fiscal Year 01.01.2012
    31.12.2012, Together with the Relevant Auditors'
    and Board of Directors' Reports                     Management  For           Voted - For
2.  Release of the Members of the Board of Directors
    and the Auditors from Any Liability for Indemnity
    with Respect to the Fiscal Year 01.01.2012
    31.12.2012                                          Management  For           Voted - For
3.  Nomination of Regular and Substitute Certified
    Auditors for the Fiscal Year 01.01.2013 31.12.2013  Management  For           Voted - For
4.  Approval of Year 2012 Fees and Remunerations Paid
    and Preliminary Approval for Year 2013 to be Paid
    to Members of the Board of Directors                Management  For           Voted - For
5.  Delegation of Authority to Directors and Executive
    Officers of the Bank to Participate in the
    Management of Affiliated Pursuant to Article 42e,
    Par. 5, Law 2190/1920 Companies of the Bank, in
    Accordance with Article 23, Law 2190/1920           Management  For           Voted - For
6.  Miscellaneous Announcements                         Management  For           Voted - For
Meeting Date: 28-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 08
    Apr 2014 at 10:00. Also, Your Voting
    Instructions-will Not be Carried Over to the Second
    Call. All Votes Received on This-meeting Will be
    Disregarded and You Will Need to Reinstruct on the
    Repetitive-meeting. Thank You                       Non-Voting                Non-Voting
1.  Share Capital Increase of the Bank in Cash Via the
    Issuance of New Ordinary Registered Shares and
    Waiver / Abolishment of Pre-emptive Rights of the
    Existing Shareholders. Provision of the Relevant
    Authorisations to the Board of Directors, Including
    the Authorization Pursuant to Art. 13 Para.6 of Cl
    2190/1920 for Determination of the Subscription
    Price. Respective Modification of Articles 5 and 27
    of the Articles of Association                      Management  For           Voted - For
2.  Miscellaneous Announcements                         Management  For           Voted - For
Meeting Date: 16-May-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be an A-repetitive Meeting on 27


693




    GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    May 2014 at 13:00 O'clock. Also, Your Voting
    Instruc-tions Will Not be Carried Over to the
    Second Call. All Votes Received on This-meeting
    Will be Disregarded and You Will Need to Reinstruct
    on the Repetitive-meeting. Thank You                 Non-Voting                Non-Voting
1.  Submission and Approval of the Annual Financial
    Statements for the Fiscal Year 01.01.2013 -
    31.12.2013, Together with the Relevant Auditors'
    and Board of Directors' Reports                      Management  For           Voted - For
2.  Release of the Members of the Board of Directors
    and the Auditors from Any Liability for Indemnity
    with Respect to the Fiscal Year 01.01.2013 -
    31.12.2013                                           Management  For           Voted - For
3.  Nomination of (regular and Substitute) Certified
    Auditors for the Fiscal Year 01.01.2014 - 31.12.2014 Management  For           Voted - For
4.  Election of New Board of Directors and Appointment
    of Independent Non Executive Members According to
    Law 3016/2002 As Currently in Force :independent
    Non- Executive Members of the Bod: Stylianos
    Golemis, Chariton(charis) Kiriazis, Georgios
    Alexandridis, Iro Athanasiou, Panagiotis
    Athanasopoulos and Rest of the Members of the Bod:
    Michael Sallas, Stavros Lekkakos, Anthimos
    Thomopoulos, Iakovos Georganas, Panagiotis
    Roumeliotis, Charikleia Apalagaki, Vasileios
    Fourlis, Eftichios Vassilakis, Hfsf Representative:
    Aikaterini Beritsi, Greek State Representative:
    Athanasios Tsoumas                                   Management  For           Voted - For
5.  Approval of Year 2013 Fees and Remunerations Paid
    and Preliminary Approval for Year 2014 to be Paid
    to Members of the Board of Directors                 Management  For           Abstain
6.  Nomination of the Members of the Audit Committee
    Pursuant to Article 37, Law 3693/2008
    :chariton(charis) Kiriazis, George Alexandridis,
    Panagiotis Athanasopoulos, Aikaterini Beritsi, Hfsf
    Representative                                       Management  For           Voted - For
7.  Permission to the Directors and Executive Officers
    of the Bank to Participate in the Management of
    Affiliated (pursuant to Article 42e, Par. 5, Law
    2190/1920) Companies of the Bank, in Accordance
    with Article 23, Law 2190/1920                       Management  For           Voted - For
8.  Authorization to the Board of Directors to
    Determine and Approve the Administration of the
    Bank's Assets, in Order to Bolster the Relevant
    Asset Portfolios in Line with the Recent Growth
    Prospects of the Greek Economy                       Management  For           Voted - For
9.  Miscellaneous Announcements                          Management  For           Voted - For
    12 May 2014: Please Note That This is A Revision
    Due to Receipt of Names in Re-solutions 4 and 6 and
    Modification to Text of Resolution 4. If You Have
    Alread-y Sent in Your Votes, Please Do Not Vote
    Again Unless You Decide to Amend Your-original
    Instructions. Thank You                              Non-Voting                Non-Voting


694

GLOBAL X FTSE GREECE 20 ETF




PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
PIRAEUS PORT AUTHORITY SA
CUSIP: X6560Q105
Meeting Date: 14-Jun-14   Meeting Type: Ordinary General Meeting
1.  Approval of the Financial Statements of 14th
    Corporate Use from 1.1.2013 to 31.12.2013 That are
    Accompanied with the Board of Directors Annual
    Report and the Auditors Report                      Management    For           Voted - For
2.  Discharge of the Board of Directors and the
    Auditors from All Responsibility for
    Indemnification in Relation to the 14th Corporate
    Use 1.1.2013 31.12.2013                             Management    For           Voted - For
3.  Distribution of Profits for the Corporate Use from
    1.1.2013 to 31.12.2013                              Management    For           Voted - For
4.  Appointment of Auditors, Regular and Surrogate, for
    the Corporate Use from 1.1.2014 to 31.12.2014 and
    Determination of Their Fees                         Management    For           Voted - For
5.  Approval of the Remunerations and Compensations to
    the Board of Directors Members for the Corporate
    Use 2013, According to Article 24, Paragraph 2 of
    Law 2190.1920 As It is in Effect, and Pre Approval
    for the Corporate Use 2014                          Management    For           Abstain
6.  Election of Board of Director Members Due to the
    End of Term of the Existing Board                   Management    For           Abstain
7.  Election of the Independent Members of the Board of
    Directors Art. 7 of the Company's Association       Management    For           Abstain
8.  Appointment of the Audit Committee Law 3693.2008
    Art. 37                                             Management    For           Abstain
9.  Various Announcements                               Management    For           Voted - For
PUBLIC POWER CORPORATION S.A., ATHENS
CUSIP: X7023M103
Meeting Date: 31-Jan-14   Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 11
    Feb 2014 at 11:00 Hrs. Also, Your Voting-
    Instructions Will Not be Carried Over to the Second
    Call. All Votes Received-on This Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    The-repetitive Meeting. Thank You                   Non-Voting                  Non-Voting
1.  Pricing of Aluminium S.a. As of 1.1.2014.
    Submission for Approval of Actions Taken by the
    Board of Directors                                  Management    For           Voted - For
2.  Approval of the Capacity of A Member of the Board
    of Directors                                        Management    For           Voted - For
3.  Approval of the Appointment, Pursuant to Article 37
    of L. 3693/2008, of A Member of the Audit Committee Management    For           Voted - For
4.  Announcements and Other Issues                      Management    For           Voted - For


695




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 28-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is A Postponement of the
    Meeting Held on 31 Jan 2014-for Resolution 1 Only
    and Clients are Required to Submit New
    Voting-instructions. Thank You.                     Non-Voting                Non-Voting
1.  Pricing of the Company Aluminium of Greece from
    01/01/2014. Submission for Approval of the Actions
    of the Bod                                          Management  For           Voted - For
    05 Feb 2014: Please Note That This is A Revision
    Due to Modification in Text O- F Resolution 1. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting
Meeting Date: 20-Jun-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 14
    Jul 2014. Also, Your Voting Instructions Will
    Not-be Carried Over to the Second Call. All Votes
    Received on This Meeting Will-be Disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting.-thank You                                  Non-Voting                Non-Voting
1.  Submission for Approval of Ppc S.a. Stand Alone and
    Consolidated Financial Statements for the 12th
    Fiscal Year (from 1.1.2013 to 31.12.2013), and of
    the Revised Financial Statements of the Previous
    Fiscal Year (from 1.1.2012 to 31.12.2012), As Well
    As Approval of the Unbundled Financial Statements
    Pursuant to Article 141 of Law 4001/2011, Which
    Replaced Article 20 of Law 3426/2005                Management  For           Voted - For
2.  No Distribution of Dividends for the Fiscal Year
    Starting on 1.1.2013 and Ending on 31.12.2013       Management  For           Voted - For
3.  Release of the Members of the Board of Directors
    and of the Certified Auditors-accountants from Any
    Responsibility for Compensation Concerning the
    Fiscal Year from 1.1.2013 to 31.12.2013, Pursuant
    to Article 35 of Codified Law 2190/1920             Management  For           Voted - For
4.  Appointment of Certified Auditors for the Fiscal
    Year from 1.1.2014 to 31.12.2014, Pursuant to the
    Applicable Articles 30 and 31 of the Articles of
    Incorporation of the Company and Approval of the
    Certified Auditors' Remuneration for the
    Abovementioned Fiscal Year                          Management  For           Voted - For
5.  Approval of the Policy for Third Party Civil
    Liability Insurance for the Members of the Board of
    Directors and the Officers of Ppc S.a. and Its
    Subsidiary Company "ppc Renewables S.a              Management  For           Voted - For
6.  Approval of the Remuneration and Compensation Paid
    to the Members of the Board of Directors of the
    Company for the Fiscal Year from 1.1.2013 to
    31.12.2013 and Pre-approval of the Gross
    Remuneration and Compensation to be Paid for the
    Fiscal Year from 1.1.2014 to 31.12.2014             Management  For           Voted - For


696




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.  Abolition of Article (19) and Amendment of Articles
    (3), (7), (9), (12), (20), (22), (31) and (35) of
    Ppc S.a. Articles of Incorporation, As Well As
    Codification - Consolidation Into A Single Document Management  For           Voted - For
8.  Approval of the Provision of Guarantees by Ppc Sa
    to Its Subsidiaries for Debt Financing              Management  For           Voted - For
9.  Announcements and Other Issues                      Management  For           Voted - For
TERNA ENERGY SA
CUSIP: X8979G108
Meeting Date: 25-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 05
    Aug 2013. Also, Your Voting Instructions Will
    Not-be Carried Over to the Second Call. All Votes
    Received on This Meeting Will-be Disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting.-thank You                                  Non-Voting                Non-Voting
1.  Share Capital Decrease with Cancellation of Own
    Shares and Amendment of Article 5 of Company's
    Association                                         Management  For           Voted - For
2.  Share Capital Increase with Capitalization of
    Reserves with the Issuance of Bonus Shares and
    Amendment of Article 5 of the Association           Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 12
    May 2014. Also, Your Voting Instructions Will
    Not-be Carried Over to the Second Call. All Votes
    Received on This Meeting Will-be Disregarded and
    You Will Need to Reinstruct on the Repetitive
    Meeting.-thank You                                  Non-Voting                Non-Voting
1.  Submission and Approval of the Annual Financial
    Statements Company and Consolidated for the Fiscal
    Year 2013, and of the Relevant Reports of the Board
    of Directors and the Chartered Auditor              Management  For           Voted - For
2.  Approval of the Proposition by the Board of
    Directors Concerning the Distribution of Earnings,
    the Payment of Dividends and Fees to the Members of
    the Board of Directors for Fiscal Year 2013         Management  For           Voted - For
3.  Discharge of the Members of the Board of Directors
    and of the Chartered Auditor from Any Relevant
    Liability Or Compensation Deriving from the
    Exercise of Their Duties During Fiscal Year 2013    Management  For           Voted - For
4.  Election of One Regular and One Deputy Certified
    Auditor, Members of the Body of Chartered Auditors
    Accountants, for Auditing Fiscal Year 2014, and
    Arrangement of Their Fees                           Management  For           Voted - For


697




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.  Increase of the Company's Share Capital with
    Capitalization of Reserves and at the Same Time
    Increase of the Nominal Value Per Share and Also at
    the Same Time Decrease of the Company's Share
    Capital with Return of Capital to Shareholders and
    A Respective Decrease of the Nominal Value Per
    Share. Amendment of Par. 1 of Article 5 of the
    Articles of Association                             Management  For           Voted - For
6.  Approval of Own Shares Buy Back Programme in
    Accordance with Article 16 of Codified Law
    2190/1920 As Amended and Currently in Force         Management  For           Voted - For
7.  Consent Regarding the Participation of the Members
    of the Board and Senior Executives of the Company
    in the Management of Other Companies, Which are in
    Any Way Related to the Company                      Management  For           Voted - For
8.  Approval of Contracts and Fees for Services
    Rendered According to Art. 23a of the Codified Law
    2190/1920                                           Management  For           Voted - For
9.  Various Announcements, Approvals and Discussion
    About Matters of General Interest                   Management  For           Voted - Against
TITAN CEMENT CO, ATHENS
CUSIP: X90766126
Meeting Date: 20-Jun-14 Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 04
    Jul 2014 at 13:00. Also, Your Voting
    Instructions-will Not be Carried Over to the Second
    Call. All Votes Received on This-meeting Will be
    Disregarded and You Will Need to Reinstruct on the
    Repetitive-meeting. Thank You                       Non-Voting                Non-Voting
1.  Submission for Approval of the Annual Financial
    Statements (parent Company's and Consolidated
    Accounts) for the Year 2013, Along with the Related
    Reports of the Board of Directors and the Auditors  Management  For           Voted - For
2.  Distribution of Extraordinary Reserves of A Total
    Amount of 8,463,252.80 Euros. More Specifically: A.
    of the Extraordinary Reserve of the Amount of
    5,393,807.78 Euros, in Accordance with Article 23a
    of Law 1892/90 Granting Incentives for Investments,
    As Such Article Was Inserted to Law 1892/90 by
    Article 2 of Law 2234/1994; B. of the Extraordinary
    Reserve of the Amount of 1.236.096,85 Euros, in
    Accordance with Article 23b of Law 1892/90 Granting
    Incentives for Investments, As Such Article Was
    Inserted to Law 1892/90 by Article 2 of Law
    2234/1994; C. of the Extraordinary Reserve of the
    Amount of 1,720,322.82, in Accordance with Article
    5, Paragraph 1, of Law 1892/90 Granting Incentives
    for Investments in Decline Areas; and D. of Part of
    the Extraordinary Reserves from the Profits of
    Previous Financial Contd                            Management  For           Voted - For


698




                        GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd Years of the Amount of 113,025.35 Euros        Non-Voting                Non-Voting
3.  Discharge of the Members of the Board of Directors
    and the Auditors from Any Liability for Damages
    Arising Out Or in the Course of Their Duties for
    the Financial Year 2013                              Management  For           Voted - For
4.  Approval of the Remuneration of the Members of the
    Board of Directors for the Year 2013 in Accordance
    with Article 24, Paragraph 2, of Law 2190/1920 and
    Pre-approval of Their Remuneration for the Year 2014 Management  For           Voted - For
5.  Election of Regular and Substitute Chartered
    Auditors for the Year 2014 and Approval of Their
    Remuneration                                         Management  For           Voted - For
6.  Grant of Approval for the Share Buy- Back of
    Company's Own Common and Preferred Shares in
    Accordance with Article 16, Paragraph 1, of Law
    2190/1920                                            Management  For           Voted - For
7.  Grant of Authorization, in Accordance with Article
    23, Paragraph 1, of Law 2190/1920, to the Members
    of the Board of Directors and the Company's
    Managers to Participate in the Boards of Directors
    Or in the Management of Other Companies of the
    Titan Group That Pursue the Same Or Similar Purposes Management  For           Voted - For
8.  Adoption of A New Stock Option Plan Providing
    Options to the Executive Members of the Board of
    Directors and the Employees of the Company and Its
    Affiliated Companies in Accordance with Article 13,
    Paragraph 13, of Law 2190/1920 and Grant of
    Authorization to the Board of Directors to Identify
    the Beneficiaries and Determine the Manner of
    Exercise of the Options and Other Terms of the Plan  Management  For           Voted - For
VIOHALCO-HELLENIC COPPER AND ALUMINIUM INDUSTRY SA
CUSIP: X97923100
Meeting Date: 12-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be An-a Repetitive Meeting on 25
    Nov 2013 at 12:00 Hrs and in Case the A
    Repetitive-egm Does Not Acquire the Required by Law
    Quorum A B Repetitive Meeting Will-take Place on 06
    Dec 2013 at 12:00 Hrs. Also, Your Voting
    Instructions Will-not be Carried Over to the Second
    Call. All Votes Received on This Meeting-will be
    Disregarded and You Will Need to Reinstruct on the
    Repetitive-meeting. Thank You                        Non-Voting                Non-Voting
1.  Submission and Approval: (a) of the Joint Draft
    Transborder Merger, Dated 16/09/13, Between
    Viohalco Hellenic Copper and Aluminium Industry
    S.a. and Viohalco, (b) the Report of the Board of
    Directors of the Company on the Transborder Merger,
    Compiled According to Art.5 of Law 3777/2009, (c)
    the Report of the Joint Independent Expert for the
    Transborder Merger, Compiled According to Art.6 of


699




    GLOBAL X FTSE GREECE 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Law 3777/2009 and Art.772/9 Para 1 of the Belgian
    Corporate Code                                      Management  For           Voted - For
2.  To Approve the Transborder Merger of the Companies
    Viohalco Hellenic Copper and Aluminium Industry
    S.a. and Viohalco, by Absorption of the Former by
    the Latter, According to the Provisions of Law
    3777/2009, in Concert with the Provisions of Cod.
    Law 2190/1920 and Art.772/1 and Subsequent Articles
    of the Belgian Corporate Code                       Management  For           Voted - For
3.  Granting Powers of Attorney                         Management  For           Voted - For
4.  Approval of the Election of A Temporary Director,
    Replacing A Director Who Resigned                   Management  For           Voted - For
5.  Various Announcements                               Management  For           Voted - For


700

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
A.P. MOELLER - MAERSK A/S, COPENHAGEN
CUSIP: K0514G101
Meeting Date: 31-Mar-14  Meeting Type: Annual General Meeting
     Please Note That This is an Amendment to Meeting Id
     265943 Due to Change in Vo-ting Status. All Votes
     Received on the Previous Meeting Will be
     Disregarded. T-hank You.                             Non-Voting                Non-Voting
     Please Note That This is an Informational Meeting,
     As the Isin Does Not Hold V-oting Rights. Should
     You Wish to Attend the Meeting Personally, You May
     Reques-t A Non- Voting Entrance Card. Thank You.     Non-Voting                Non-Voting
     14 Mar 2014: Please Note That This is A Revision
     Due to Deletion of Comments.-thank You               Non-Voting                Non-Voting
     14 Mar 2014: Deletion of Comment                     Non-Voting                Non-Voting
a    Report on the Activities of the Company During the
     Past Financial Year                                  Non-Voting                Non-Voting
b    Submission of the Audited Annual Report for Adoption Non-Voting                Non-Voting
c    Resolution to Grant Discharge to Directors           Non-Voting                Non-Voting
d    Resolution on Appropriation of Profit, Including
     the Amount of Dividends, Or C-overing of Loss in
     Accordance with the Adopted Annual Report. the
     Board Propos-es Payment of A Dividend of Dkk 1,400
     Per Share of Dkk 1,000                               Non-Voting                Non-Voting
e.1  Re-election of Member for the Board of Director:
     Ane Maersk Mc-kinney Uggla                           Non-Voting                Non-Voting
e.2  Re-election of Member for the Board of Director:
     Jan Leschly                                          Non-Voting                Non-Voting
e.3  Re-election of Member for the Board of Director:
     Robert Routs                                         Non-Voting                Non-Voting
e.4  Re-election of Member for the Board of Director:
     Arne Karlsson                                        Non-Voting                Non-Voting
e.5  Re-election of Member for the Board of Director:
     Sir John Bond                                        Non-Voting                Non-Voting
e.6  Election of Member for the Board of Director:
     Robert Maersk Uggla                                  Non-Voting                Non-Voting
e.7  Election of Member for the Board of Director: Niels
     Bjorn Christiansen                                   Non-Voting                Non-Voting
e.8  Election of Member for the Board of Director:
     Dorothee Blessing                                    Non-Voting                Non-Voting
e.9  Election of Member for the Board of Director:
     Renata Frolova                                       Non-Voting                Non-Voting
e.10 Election of Member for the Board of Director: Palle
     Vestergaard Rasmussen                                Non-Voting                Non-Voting
f.a  Election of Auditors the Board Proposes: Election
     of KPMG 2014 P/s                                     Non-Voting                Non-Voting
f.b  Election of Auditors the Board Proposes: Re-
     Election of PricewaterhouseCoopers-
     Statsautoriseret Revisionspartnerselskab             Non-Voting                Non-Voting


701




                          GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
g.1 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes an Increase of the Company's Share Capital
    by Issuan-ce of Bonus Shares                         Non-Voting                Non-Voting
g.2 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes Adoption of an Amendment to the Company's
    General Gu-idelines Concerning Incentive Pay         Non-Voting                Non-Voting
g.3 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes Adoption of A Remuneration Policy for the
    Board of D-irectors and the Management Board of
    A.p. Moller - Maersk A/s                             Non-Voting                Non-Voting
g.4 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes A Change of Article 5 of the Articles of
    Association-regarding the Company's Signature Rule   Non-Voting                Non-Voting
g.5 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes A Change of Article 7 of the Articles of
    Association-regarding Appointment of Auditor         Non-Voting                Non-Voting
g.6 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes A Change of Article 9 of the Articles of
    Association-regarding Convention of General Meetings Non-Voting                Non-Voting
g.7 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: the Board
    Proposes That Future Annual Reports Shall be
    Presented in Eng-lish                                Non-Voting                Non-Voting
g.8 Deliberation of Any Proposal Submitted by the Board
    of Directors Or by Shareho-lders: A Shareholder Has
    Submitted A Proposal Regarding Meals at Annual
    Genera-l Meetings                                    Non-Voting                Non-Voting
ASSA ABLOY AB, STOCKHOLM
CUSIP: W0817X105
Meeting Date: 07-May-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting


702




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Election of Chairman of the Meeting: the Nomination
    Committee, Consisting Of-chairman Gustaf Douglas
    (investment Ab Latour), Mikael Ekdahl
    (melker-schorling Ab), Liselott Ledin (alecta),
    Marianne Nilsson (swedbank Robur-fonder) and Johan
    Strandberg (seb Fonder/seb Trygg Liv), Proposes
    That Lars-renstrom is Elected Chairman of the
    Annual General Meeting                              Non-Voting                Non-Voting
3   Preparation and Approval of the Voting List         Non-Voting                Non-Voting
4   Approval of the Agenda                              Non-Voting                Non-Voting
5   Election of Two Persons to Approve the Minutes      Non-Voting                Non-Voting
6   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
7   Report by the President and Ceo, Mr. Johan Molin    Non-Voting                Non-Voting
8.a Presentation Of: the Annual Report and the Audit
    Report As Well As The- Consolidated Accounts and
    the Audit Report for the Group                      Non-Voting                Non-Voting
8.b Presentation Of: the Group Auditor's Report
    Regarding Whether There Has Been-compliance with
    the Remuneration Guidelines Adopted on the 2013
    Annual-general Meeting                              Non-Voting                Non-Voting
8.c Presentation Of: the Board of Directors Proposal
    Regarding Distribution Of-earnings and Motivated
    Statement                                           Non-Voting                Non-Voting
9.a Resolution Regarding: Adoption of the Statement of
    Income and the Balance Sheet As Well As the
    Consolidated Statement of Income and the
    Consolidated Balance Sheet                          Management  For           Voted - For
9.b Resolution Regarding: Dispositions of the Company's
    Profit According to the Adopted Balance Sheet: the
    Board of Directors Proposes A Dividend of Sek 5.70
    Per Share. As Record Date for the Dividend, the
    Board of Directors Proposes Monday 12 May 2014.
    Subject to Resolution by the Annual General Meeting
    in Accordance with the Proposal, the Dividend is
    Expected to be Distributed by Euroclear Sweden Ab
    on Thursday 15 May 2014                             Management  For           Voted - For
9.c Resolution Regarding: Discharge from Liability of
    the Members of the Board of Directors and the Ceo   Management  For           Voted - For
10  Determination of the Number of Members of the Board
    of Directors: the Number of Members of the Board of
    Directors Shall be Eight                            Management  For           Voted - For
11  Determination of Fees to the Board of Directors and
    the Auditors                                        Management  For           Voted - For
12  Election of the Board of Directors, Chairman of the
    Board of Directors, Vice Chairman of the Board of
    Directors and the Auditors: Re- Election of Lars
    Renstrom, Carl Douglas, Birgitta Klasen, Eva
    Lindqvist, Johan Molin, Sven-christer Nilsson, Jan
    Svensson and Ulrik Svensson As Members of the Board


703




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Directors. Re-election of Lars Renstrom As
    Chairman of the Board of Directors and Carl Douglas
    As Vice Chairman of the Board of Directors.
    Re-election of the Registered Audit Firm
    PricewaterhouseCoopers Ab As Auditor for the Time
    Period Until the End of the 2015 Annual General
    Meeting. PricewaterhouseCoopers Ab Has Informed
    That, Provided That the Nomination Committees'
    Proposal is Adopted by the Annual General Meeting,
    Authorised Public Accountant Bo Karlsson Will
    Continue to be Appointed As Auditor in Charge       Management  For           Voted - For
13  Election of Members of the Nomination Committee and
    Determination of the Assignment of the Nomination
    Committee: the Nomination Committee Shall Consist
    of Five Members, Who, Up to and Including the
    Annual General Meeting 2015, Shall be Gustaf
    Douglas (investment Ab Latour), Mikael Ekdahl
    (melker Schorling Ab), Liselott Ledin (alecta),
    Marianne Nilsson (swedbank Robur Fonder) and Anders
    Oscarsson (amf Fonder). Gustaf Douglas Shall be
    Appointed Chairman of the Nomination Committee      Management  For           Voted - For
14  Resolution Regarding Guidelines for Remuneration to
    Senior Management                                   Management  For           Voted - Against
15  Resolution Regarding Authorisation to Repurchase
    and Transfer Series B Shares in the Company         Management  For           Voted - For
16  Resolution Regarding Long Term Incentive Programme  Management  For           Voted - For
17  Closing of the Meeting                              Non-Voting                Non-Voting
ATLAS COPCO AB, NACKA
CUSIP: W10020118
Meeting Date: 29-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
1   Opening of the Meeting and Election of Chair: Sune
    Carlsson                                            Non-Voting                Non-Voting
2   Preparation and Approval of Voting List             Non-Voting                Non-Voting
3   Approval of Agenda                                  Non-Voting                Non-Voting


704




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Election of One Or Two Persons to Approve the
    Minutes                                             Non-Voting                Non-Voting
5   Determination Whether the Meeting Has Been Properly
    Convened                                            Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditors
    Report As Well As The-consolidated Annual Report
    and the Consolidated Auditors Report                Non-Voting                Non-Voting
7   The President and Ceos Speech and Questions from
    Shareholders to the Board Of-directors and the
    Management                                          Non-Voting                Non-Voting
8a  Regarding Approval of the Profit and Loss Account
    and the Balance Sheet and the Consolidated Profit
    and Loss Account and the Consolidated Balance Sheet Management  For           Voted - For
8b  Regarding Discharge from Liability of the Board
    Members and the President and Ceo                   Management  For           Voted - For
8c  Regarding the Allocation of the Company's Profit
    According to the Approved Balance Sheet: the
    Dividend for 2013 is Decided to be Sek 5.50 Per
    Share                                               Management  For           Voted - For
8d  Regarding Record Date for Receiving Dividend        Management  For           Voted - For
9   Determination of the Number of Board Members and
    Deputy Members and Auditors and Deputy Auditors Or
    Registered Auditing Company                         Management  For           Voted - For
10  That the Following Board Members are Re-elected:
    Staffan Bohman, Johan Forssell, Ronnie Leten, Ulla
    Litzen, Gunilla Nordstrom, Hans Straberg, Anders
    Ullberg, Peter Wallenberg Jr and Margareth Ovrum.
    That Hans Straberg is Elected Chair of the Board.
    That Deloitte Ab is Re-elected As the Auditing
    Company with Jan Berntsson As Responsible Auditor   Management  For           Voted - Against
11  Determining the Remuneration, in Cash Or Partially
    in the Form of Synthetic Shares, to the Board of
    Directors and the Remuneration to Its Committees
    and Remuneration to the Auditors Or Registered
    Auditing Company                                    Management  For           Voted - For
12a The Board's Proposal Regarding: Guiding Principles
    for the Remuneration of Senior Executives           Management  For           Voted - For
12b The Board's Proposal Regarding :a Performance
    Related Personnel Option Plan for 2014              Management  For           Voted - For
13a The Board's Proposal Regarding Mandates To: Acquire
    Series A Shares Related to Personnel Option Plan
    for 2014                                            Management  For           Voted - For
13b The Board's Proposal Regarding Mandates To: Acquire
    Series A Shares Related to Remuneration in the Form
    of Synthetic Shares                                 Management  For           Voted - For
13c The Board's Proposal Regarding Mandates To:
    Transfer Series A Shares Related to Personnel
    Option Plan for 2014                                Management  For           Voted - For
13d The Board's Proposal Regarding Mandates To: Sell
    Series A Shares to Cover Costs Related to Synthetic
    Shares to the Board                                 Management  For           Voted - For
13e The Board's Proposal Regarding Mandates To: Sell
    Series A and B Shares to Cover Costs in Relation to


705




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Performance Related Personnel Option Plans for
    2009, 2010 and 2011                                 Management  For           Voted - For
14  Closing of the Meeting                              Non-Voting                Non-Voting
CARLSBERG AS, COPENHAGEN
CUSIP: K36628137
Meeting Date: 20-Mar-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please be Advised That Split and Partial Voting is
    Not Authorised for A-beneficial Owner in the Danish
    Market. Please Contact Your Global Custodian-for
    Further Information.                                Non-Voting                Non-Voting
    In the Majority of Meetings the Votes are Cast with
    the Registrar Who Will- Follow Client Instructions.
    in A Small Percentage of Meetings There is No-
    Registrar and Clients Votes May be Cast by the
    Chairman of the Board Or A-board Member As Proxy.
    Clients Can Only Expect Them to Accept Pro-
    Management-votes. the Only Way to Guarantee That
    Abstain And/or Against Votes Are-represented at the
    Meeting is to Send Your Own Representative Or
    Attend The- Meeting in Person. the Sub Custodian
    Banks Offer Representation Services For-an Added
    Fee If Requested. Thank You                         Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers 6.a to 6.j and 7. Thank You.                Non-Voting                Non-Voting
1   Proposal from the Supervisory Board That the Annual
    Reports of the Company be Prepared in English Only  Management  For           Voted - For
2   Report on the Activities of the Company in the Past
    Year                                                Non-Voting                Non-Voting
3   Presentation of the Audited Annual Report for
    Approval and Resolution to Discharge the
    Supervisory Board and the Executive Board from
    Their Obligations                                   Management  For           Voted - For
4   Board Recommendations Regarding the Distribution of
    Profit, Including Declaration of Dividends          Management  For           Voted - For
5.a Approval of the Remuneration Policy for the
    Supervisory Board and the Executive Board of
    Carlsberg A/s, Including General Guidelines for
    Incentive Programmes for the Executive Board        Management  For           Voted - For
5.b Approval of the Supervisory Board Remuneration for
    2014                                                Management  For           Voted - For
5.c Proposal from the Supervisory Board Regarding
    Acquisition of Treasury Shares                      Management  For           Voted - For


706




                          GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.D.i Please Note That This Resolution is A Shareholder
    Proposal. Proposal from Shareholder Kjeld Beyer:
    Proposal to Attach Supplementary Financial
    Information to the Notice Convening the Annual
    General Meeting                                     Shareholder Against       Voted - Against
5D.ii Please Note That This Resolution is A Shareholder
    Proposal. Proposal from Shareholder Kjeld Beyer:
    Proposal That Company Announcements Including
    Annual Reports and Quarterly Statements at All
    Times be Available in Danish on the Company's
    Website for at Least Five Years                     Shareholder Against       Voted - Against
5Diii Please Note That This Resolution is A Shareholder
    Proposal. Proposal from Shareholder Kjeld Beyer:
    Proposal That the Annual Reports and Quarterly
    Statements be Accessible on the Company's Website
    with Maximum 2-3 Links from the Front Page and That
    the Links are in Danish and Easily Accessible       Shareholder Against       Voted - Against
5D.ivPlease Note That This Resolution is A Shareholder
    Proposal. Proposal from Shareholder Kjeld Beyer:
    Proposal That Refreshments in Connection with the
    Annual General Meeting Match the Outlook for the
    Coming Year                                         Shareholder Against       Voted - Against
6.a Re-election of Flemming Besenbacher to the
    Supervisory Board                                   Management  For           Voted - For
6.b Re-election of Jess Soderberg to the Supervisory
    Board                                               Management  For           Voted - For
6.c Re-election of Lars Stemmerik to the Supervisory
    Board                                               Management  For           Voted - For
6.d Re-election of Richard Burrows to the Supervisory
    Board                                               Management  For           Voted - For
6.e Re-election of Cornelis (kees) Job Van Der Graaf to
    the Supervisory Board                               Management  For           Voted - For
6.f Re-election of Donna Cordner to the Supervisory
    Board                                               Management  For           Voted - For
6.g Re-election of Elisabeth Fleuriot to the
    Supervisory Board                                   Management  For           Voted - For
6.h Re-election of Soren-peter Fuchs Olesen to the
    Supervisory Board                                   Management  For           Voted - For
6.i Re-election of Nina Smith to the Supervisory Board  Management  For           Voted - For
6.j Election of Carl Bache to the Supervisory Board     Management  For           Voted - For
7   Election of Auditor (kpmg 2014 P/s)                 Management  For           Voted - For
DANSKE BANK AS, COPENHAGEN
CUSIP: K22272114
Meeting Date: 18-Mar-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If


707




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    In the Majority of Meetings the Votes are Cast with
    the Registrar Who Will- Follow Client Instructions.
    in A Small Percentage of Meetings There is No-
    Registrar and Clients Votes May be Cast by the
    Chairman of the Board Or A-board Member As Proxy.
    Clients Can Only Expect Them to Accept Pro-
    Management-votes. the Only Way to Guarantee That
    Abstain And/or Against Votes Are-represented at the
    Meeting is to Send Your Own Representative Or
    Attend The- Meeting in Person. the Sub Custodian
    Banks Offer Representation Services For-an Added
    Fee If Requested. Thank You                         Non-Voting                Non-Voting
    Please be Advised That Split and Partial Voting is
    Not Authorised for A-beneficial Owner in the Danish
    Market. Please Contact Your Global Custodian-for
    Further Information.                                Non-Voting                Non-Voting
b   Adoption of Annual Report 2013                      Management  For           Voted - For
c   Proposal for Allocation of Profits for the Year,
    Including the Payout of A Dividend of Dkk 2.00 Per
    Share                                               Management  For           Voted - For
d.1 Re-election of Ole Andersen As Member to the Board
    of Directors                                        Management  For           Voted - For
d.2 Re-election of Urban Backstrom As Member to the
    Board of Directors                                  Management  For           Voted - For
d.3 Re-election of Lars Forberg As Member to the Board
    of Directors                                        Management  For           Voted - For
d.4 Re-election of Jorn P. Jensen As Member to the
    Board of Directors                                  Management  For           Voted - For
d.5 Re-election of Carol Sergeant As Member to the
    Board of Directors                                  Management  For           Voted - For
d.6 Re-election of Jim Hagemann Snabe As Member to the
    Board of Directors                                  Management  For           Voted - For
d.7 Re-election of Trond O. Westlie As Member to the
    Board of Directors                                  Management  For           Voted - For
d.8 Election of Rolv Erik Ryssdal As Member to the
    Board of Directors                                  Management  For           Voted - For
e   Re-appointment of KPMG Statsautoriseret
    Revisionspartnerselskab As External Auditors        Management  For           Voted - For
f.1 Proposal by the Board of Directors to Amend the
    Articles of Association: Preparation and Submission
    of Future Annual Reports in English - Adding New
    Sub-article 3.3 to Article 3                        Management  For           Voted - For
f.2 Proposal by the Board of Directors to Amend the
    Articles of Association: in Addition to Danish and
    English, Norwegian and Swedish May Also be Spoken
    at the General Meeting - Article 3.2                Management  For           Voted - For
f.3 Proposal by the Board of Directors to Amend the
    Articles of Association: Deletion of the Last
    Sentence of Article 4.4. About Registration by Name Management  For           Voted - For
f.4 Proposal by the Board of Directors to Amend the
    Articles of Association: Deletion of the Last
    Sentence of Article 10.1. About the Entitlement of


708




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Members of the Board of Directors to Demand
    That A Ballot to be Held                            Management  For           Voted - For
f.5 Proposal by the Board of Directors to Amend the
    Articles of Association: Deletion of the Last
    Sentence of Article 12 About Proxy Requirements     Management  For           Voted - For
f.6 Proposal by the Board of Directors to Amend the
    Articles of Association: Adoption of Danske Invest
    A/s As A New Secondary Name - Article 23            Management  For           Voted - For
g   Proposal to Renew and Prolong the Board of
    Directors' Existing Authority to Acquire Own Shares Management  For           Voted - For
h   Proposal for Remuneration to the Board of Directors Management  For           Voted - For
i   Proposal for Remuneration Policy                    Management  For           Voted - Against
j.1 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Kjeld Beyer:
    Inclusion of Certain Specific Details in the
    Notices for General Meetings - the Above is
    Inserted As A New Article 9.3., and the Current
    Article 9.3. Will Become Article 9.4., Etc.         Shareholder Against       Voted - Against
j.2 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Kjeld Beyer:
    Annual Reports Etc. to be Available in Danish for
    at Least Five Years                                 Shareholder Against       Voted - Against
j.3 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Kjeld Beyer:
    Access to Interim and Annual Reports on the Website
    be Simplified                                       Shareholder Against       Voted - Against
j.4 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Kjeld Beyer:
    Refreshments in Connection with the Annual General
    Meeting to Match the Outlook                        Shareholder Against       Voted - Against
k   Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Tommy Jonasson
    About an Institute to Work on the Integration of
    Copenhagen and Landskrona                           Shareholder Against       Voted - Against
l.1 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: the Bank Must Always State the Most
    Recently Quoted Prices on A Regulated Market        Shareholder Against       Voted - Against
l.2 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: the Bank Must Never Itself Set the
    Trading Price of Danske Bank Shares                 Shareholder Against       Voted - Against
l.3 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: the Bank Must Not Charge General Fees If
    These are Not Listed in the Bank's List of Charges  Shareholder Against       Voted - Against
l.4 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: Customer Transactions Must Always be
    Executed at the Lowest Possible Price Without This
    Resulting in Slow Execution of the Transactions     Shareholder Against       Voted - Against
l.5 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: Articles of Association to Include


709




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Norwegian and Swedish As Corporate Languages -
    Article 3.1. of the Articles of Association be
    Amended to Include Norwegian and Swedish As
    Corporate Languages. If the Proposal is Adopted,
    Article 17.2 is to be Amended Accordingly to Allow
    Swedish and Norwegian to be Spoken at Meetings of
    the Board of Directors                              Shareholder Against       Voted - Against
l.6 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: Articles of Association to Allow That, in
    Addition to Danish, Norwegian and Swedish May Also
    be Spoken at the General Meeting (the Proposal
    Lapses If F.2. is Adopted) - Article 3.2            Shareholder Against       Voted - Against
l.7 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: the Hybrid Core Capital Raised in May
    2009 Must be Repaid in Cash As Soon As Possible     Shareholder Against       Voted - Against
l.8 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: Article 9.4 of the Articles of
    Association be Amended to Include That Proposals by
    Shareholders Cannot be Rejected Or Placed Under
    Other Proposals                                     Shareholder Against       Voted - Against
l.9 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Jorgen
    Dahlberg: Article 10.1 of the Articles of
    Association be Amended to Include That A Request
    for Voting by Ballot Cannot be Rejected             Shareholder Against       Voted - Against
m.1 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Carl Valentin
    Lehrmann: the Bank Must Distance Itself from the
    Use of All Types of Tax Havens                      Shareholder Against       Voted - Against
m.2 Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Carl Valentin
    Lehrmann: Adoption of A Statement by the General
    Meeting Supporting Disclosure of Bank Information   Shareholder Against       Voted - Against
n   Please Note That This Resolution is A Shareholder
    Proposal: Proposal from Shareholder Egon Geertsen
    on the Dismissal of Ole Andersen As A Board Member  Shareholder Against       Voted - Against
DNB ASA, OSLO
CUSIP: R1812S105
Meeting Date: 24-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account


710




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the General Meeting by the Chairman of
    the Supervisory Board                               Non-Voting                Non-Voting
2   Approval of the Notice of the General Meeting and
    the Agenda                                          Management  For           Voted - For
3   Election of A Person to Sign the Minutes of the
    General Meeting Along with the Chairman             Management  For           Voted - For
4   Approval of the 2013 Annual Report and Accounts,
    Including the Distribution of Dividends (the Board
    of Directors Has Proposed A Dividend of Nok 2.70
    Per Share)                                          Management  For           Voted - For
5   Approval of the Auditor's Remuneration              Management  For           Voted - For
6   Election of Ten Members to the Supervisory Board in
    Line with the Recommendation Given: Camilla M.
    Grieg (re-election), Christian Printzell Halvorsen
    (new), Eldbjorg Lower (re-election), Gudrun B.
    Rollefsen (re-election), Gunvor                     Management  For           Voted - For
    Ulstein (new), Helge Mogster (re- Election), Lars
    Tronsgaard (new), Randi Eek Thorsen (re-election),
    Toril Eidesvik (re-election), Widar Salbuvik (new).
    in Addition, the Supervisory Board Comprises the
    Following Shareholder-elected Members: Inge
    Andersen, Sondre Gravir, Olejorgen Haslestad, Nalan
    Koc, Thomas Leire, Torild Skogsholm, Merete Smith,
    Stale Svenning, Turid M. Sorensen and Gine Wang                               Non-Voting
7   Election of the Vice-chairman, One Member and One
    Deputy to the Control Committee in Line with the
    Recommendation Given: the General Meeting Approved
    the Election Committee's Proposed Election of Karl
    Olav Hovden As New Vice- Chairman, Ida Helliesen As
    A New Member and Ole Grotting Trasti As A New
    Deputy, with A Term of Office of Up to One Year     Management  For           Voted - For
8   Election of Three Members to the Election Committee
    in Line with the Recommendation Given: the General
    Meeting Approved the Election Committee's Proposed
    Re-election of Camilla M. Grieg and Karl Moursund
    and the Election of Mette Wikborg As A New Member
    of the Election Committee, with A Term of Office of
    Up to Two Years                                     Management  For           Voted - For
9   Approval of Remuneration Rates for Members of the
    Supervisory Board, Control Committee and Election
    Committee in Line with the Recommendation Given     Management  For           Voted - For


711




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Authorisation to the Board of Directors for the
    Repurchase of Shares                                 Management  For           Voted - For
11.A Statement from the Board of Directors in Connection
    with Remuneration to Senior Executives: Suggested
    Guidelines (consultative Vote)                       Management  For           Voted - For
11.B Statement from the Board of Directors in Connection
    with Remuneration to Senior Executives: Binding
    Guidelines (presented for Approval)                  Management  For           Voted - For
12  Corporate Governance                                 Management  For           Voted - For
FORTUM CORPORATION, ESPOO
CUSIP: X2978Z118
Meeting Date: 08-Apr-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Calling the Meeting to Order                         Non-Voting                Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                   Non-Voting                Non-Voting
4   Recording the Legality of the Meeting                Non-Voting                Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                        Non-Voting                Non-Voting
6   Presentation of the Annual Accounts, the Report of
    the Board of Directors And-the Auditor's Report for
    the Year 2013                                        Non-Voting                Non-Voting
7   Adoption of the Financial Statements and
    Consolidated Financial Statements for Year 2013      Management  For           Voted - For
8   Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend the Board
    Proposes That A Dividend of Eur 1,10 Per Share Will
    be Paid                                              Management  For           Voted - For
9   Resolution of the Discharge from Liability of the
    Members of the Board of Directors, the President
    and Ceo and the Deputy President and Ceo             Management  For           Voted - For
10  Resolution on the Remuneration of the Members of
    the Board of Directors                               Management  For           Voted - For
11  Resolution on the Number of Members of the Board of
    Directors the Shareholders Nomination Board
    Proposes That the Board Shall Consist of Eight (8)
    Members                                              Management  For           Voted - For
12  Election of the Chairman, Deputy Chairman and
    Members of the Board of Directors the Shareholder's
    Nomination Board Proposes That S.baldauf be
    Re-elected As Chairman, K.ignatius As Deputy
    Chairman, M.akhtarzand, H-w.binzel,
    I.ervasti-vaintola and C.ramm-schmidt As Well As


712




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    New Members P.taalas and J.talvitie be Elected to
    the Board of Directors                               Management  For           Voted - For
13  Resolution on the Remuneration of the Auditor        Management  For           Voted - For
14  Election of Auditor on the Recommendation of the
    Audit and Risk Committee, the Board Proposes That
    Deloitte and Touche Ltd, Authorised Public
    Accountants be Re-elected As the Auditor             Management  For           Voted - For
15  Amendment of the Articles of Association the Board
    of Directors Proposes That Articles 6, 12, 3 and 4
    of Articles of Association be Amended                Management  For           Voted - For
16  Closing of the Meeting                               Non-Voting                Non-Voting
H & M HENNES & MAURITZ AB, STOCKHOLM
CUSIP: W41422101
Meeting Date: 29-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.       Non-Voting                Non-Voting
1   Opening of the Agm                                   Non-Voting                Non-Voting
2   Election of A Chairman for the Agm: the Lawyer Sven
    Unger                                                Non-Voting                Non-Voting
3   Address by Ceo Karl-johan Persson Followed by an
    Opportunity to Ask Questions-about the Company       Non-Voting                Non-Voting
4   Establishment and Approval of Voting List            Non-Voting                Non-Voting
5   Approval of the Agenda                               Non-Voting                Non-Voting
6   Election of People to Check the Minutes              Non-Voting                Non-Voting
7   Examination of Whether the Meeting Was Duly Convened Non-Voting                Non-Voting
8.a Presentation of the Annual Accounts and Auditor's
    Report As Well As The- Consolidated Accounts and
    Consolidated Auditor's Report, and
    Auditor's-statement on Whether the Guidelines for
    Remuneration to Senior Executives-applicable Since
    the Last Agm Have Been Followed                      Non-Voting                Non-Voting
8.b Statement by the Company's Auditor and the Chairman
    of the Auditing Committee                            Non-Voting                Non-Voting
8.c Statement by the Chairman of the Board on the Work
    of the Board                                         Non-Voting                Non-Voting


713




                        GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.d Statement by the Chairman of the Election Committee
    on the Work of The-election Committee               Non-Voting                Non-Voting
9.a Adoption of the Income Statement and Balance Sheet
    As Well As the Consolidated Income Statement and
    Consolidated Balance Sheet                          Management  For           Voted - For
9.b Disposal of the Company's Earnings in Accordance
    with the Adopted Balance Sheets, and Record Date:
    the Board Has Proposed A Dividend to the
    Shareholders of Sek 9.50 Per Share                  Management  For           Voted - For
9.c Discharge of the Members of the Board and Ceo from
    Liability to the Company                            Management  For           Voted - For
10  Establishment of the Number of Board Members and
    Deputy Board Members: the Election Committee
    Proposes Eight Board Members with No Deputies       Management  For           Voted - For
11  Establishment of Fees to the Board and Auditors     Management  For           Voted - For
12  Election of Board Members and Chairman of the
    Board: the Election Committee Proposes the
    Following Board of Directors. New Members: Lena
    Patriksson Keller and Niklas Zennstrom. Re-election
    of the Following Current Board Members: Anders
    Dahlvig, Lottie Knutson, Sussi Kvart, Stefan
    Persson, Melker Schorling and Christian Sievert. Bo
    Lundquist Has Declined Re-election. Mia
    Brunell-livfors Left the Board of H&m at Her Own
    Request As of the End of 2013. Chairman of the
    Board: Re- Election of Stefan Persson               Management  For           Voted - For
13  Establishment of Principles for the Election
    Committee and Election of Members of the Election
    Committee                                           Management  For           Voted - Against
14  Resolution on Guidelines for Remuneration to Senior
    Executives                                          Management  For           Voted - Against
15  Closing of the Agm                                  Non-Voting                Non-Voting
INVESTOR AB, STOCKHOLM
CUSIP: W48102128
Meeting Date: 06-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting


714




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.       Non-Voting                Non-Voting
1   Election of the Chairman of the Meeting: Axel
    Calissendorff, Member of The-swedish Bar
    Association, As Chairman of the Meeting              Non-Voting                Non-Voting
2   Drawing Up and Approval of the Voting List           Non-Voting                Non-Voting
3   Approval of the Agenda                               Non-Voting                Non-Voting
4   Election of One Or Two Persons to Attest to the
    Accuracy of the Minutes                              Non-Voting                Non-Voting
5   Determination of Whether the Meeting Has Been Duly
    Convened                                             Non-Voting                Non-Voting
6   Presentation of the Parent Company's Annual Report
    and the Auditors' Report,-as Well As of the
    Consolidated Financial Statements and the Auditors'
    Report-for the Investor Group                        Non-Voting                Non-Voting
7   The President's Address                              Non-Voting                Non-Voting
8   Report on the Work of the Board of Directors, the
    Remuneration Committee, The-audit Committee and the
    Finance and Risk Committee                           Non-Voting                Non-Voting
9   Resolutions Regarding Adoption of the Income
    Statement and the Balance Sheet for the Parent
    Company, As Well As of the Consolidated Income
    Statement and the Consolidated Balance Sheet for
    the Investor Group                                   Management  For           Voted - For
10  Resolution Regarding Discharge from Liability of
    the Members of the Board of Directors and the
    President                                            Management  For           Voted - For
11  Resolution Regarding Disposition of Investor's
    Earnings in Accordance with the Approved Balance
    Sheet and Determination of A Record Date for
    Dividends: the Board of Directors and the President
    Propose A Dividend to the Shareholders of Sek 8.00
    Per Share and That Friday, May 9, 2014, Shall be
    the Record Date for Receipt of the Dividend. Should
    the Meeting Decide in Favor of the Proposal,
    Payment of the Dividend is Expected to be Made by
    Euroclear Sweden Ab on Wednesday, May 14, 2014       Management  For           Voted - For
12.A Decision On: the Number of Members and Deputy
    Members of the Board of Directors Who Shall be
    Appointed by the Meeting: Thirteen Members of the
    Board of Directors and No Deputy Members of the
    Board of Directors                                   Management  For           Voted - For
12.B Decision On: the Number of Auditors and Deputy
    Auditors Who Shall be Appointed by the Meeting: One
    Registered Auditing Company                          Management  For           Voted - For
13.A Decision On: the Compensation That Shall be Paid to
    the Board of Directors                               Management  For           Voted - For
13.B Decision On: the Compensation That Shall be Paid to
    the Auditors                                         Management  For           Voted - For
14  Election of Chairman of the Board of Directors,
    Other Members and Deputy Members of the Board of
    Directors: the Following Persons are Proposed for
    Re-election As Members of the Board of Directors:


715




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Dr. Josef Ackermann, Gunnar Brock, Sune Carlsson,
    Borje Ekholm, Tom Johnstone, Grace Reksten Skaugen,
    O. Griffith Sexton, Hans Straberg, Lena Treschow
    Torell, Jacob Wallenberg, Marcus Wallenberg and
    Peter Wallenberg Jr. Magdalena Gerger is Proposed
    to be Elected As New Member of the Board of
    Directors. Jacob Wallenberg is Proposed to be
    Re-elected As Chairman of the Board of Directors    Management  For           Voted - For
15  Election of Auditors and Deputy Auditors. the
    Registered Auditing Company Deloitte Ab is Proposed
    to be Re-elected As Auditor for the Period Until
    the End of the Annual General Meeting 2015.
    Deloitte Ab Has Informed That, Subject to the
    Approval of the Proposal from the Nomination
    Committee Regarding Auditor, the Authorized Public
    Accountant Thomas Stromberg Will Continue As the
    Auditor in Charge for the Audit                     Management  For           Voted - For
16.A Proposal for Resolution On: Guidelines for Salary
    and on Other Remuneration for the President and
    Other Members of the Management Group               Management  For           Voted - For
16.B Proposal for Resolution On: A Long-term Variable
    Remuneration Program for the Members of the
    Management Group and Other Employees                Management  For           Voted - For
17.A Proposal for Resolution On: Purchase and Transfer
    of Own Shares in Order to Give the Board of
    Directors Wider Freedom of Action in the Work with
    the Company's Capital Structure, in Order to Enable
    Transfer of Own Shares According to 17b Below, and
    in Order to Secure the Costs Connected to the
    Long-term Variable Remuneration Program and the
    Allocation of Synthetic Shares As Part of the
    Remuneration to the Board of Directors              Management  For           Voted - For
17.B Proposal for Resolution On: Transfer of Own Shares
    in Order to Enable the Company to Transfer Own
    Shares to Employees Who Participate in the
    Long-term Variable Remuneration Program 2014        Management  For           Voted - For
18  Please Note That This Resolution is A Shareholder
    Proposal: Proposal for Resolution from the
    Shareholder Aktiebolagstjanst Leif Malmborg Ab: the
    Shareholder Aktiebolagstjanst Leif Malmborg Ab
    Proposes That the Annual General Meeting Shall
    Consider Whether Investor Shall Go Into
    Liquidation. the Shares Held by Investor Shall Not
    be Sold and Cash Distributed. Instead, All Shares
    Held by Investor Shall be Distributed to the
    Shareholders. the Resolution on Liquidation Shall
    Enter Into Force from the Date When the Swedish
    Companies Registration Office Appoints A
    Liquidator. Leif Malmborg is Proposed As Liquidator Shareholder Against       Voted - Against
19  Conclusion of the Meeting                           Non-Voting                Non-Voting


716

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
KONE OYJ, HELSINKI
CUSIP: X4551T105
Meeting Date: 02-Dec-13    Meeting Type: ExtraOrdinary General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting
2   Calling the Meeting to Order                        Non-Voting                   Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                  Non-Voting                   Non-Voting
4   Recording the Legality of the Meeting               Non-Voting                   Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                       Non-Voting                   Non-Voting
6   Resolution on the Payment of Extra Dividend the
    Board of Directors Proposes That an Extra Dividend
    of Eur 1.295 be Paid for Each A Share and Eur 1.30
    be Paid for Each B Share                            Management     For           Voted - For
7   Share Split, I.e Increasing the Number of Shares
    Through A Share Issue Without Payment the Board of
    Directors Proposes That the Number of Shares in the
    Company be Increased by Issuing New Shares to the
    Shareholders Without Payment in Proportion to Their
    Holdings So That One (1) Class A Share Will be
    Given for Each Class A Share and One (1) Class B
    Share Will be Given for Each Class B Share          Management     For           Voted - For
8   Closing of the Meeting                              Non-Voting                   Non-Voting
Meeting Date: 24-Feb-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting
2   Calling the Meeting to Order                        Non-Voting                   Non-Voting
3   Election of Person to Scrutinize the Minutes and
    Persons to Supervise The-counting of Votes          Non-Voting                   Non-Voting
4   Recording the Legality of the Meeting               Non-Voting                   Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                       Non-Voting                   Non-Voting
6   Presentation of the Annual Accounts, the Report of
    the Board of Directors And-the Auditor's Report for
    the Year 2013                                       Non-Voting                   Non-Voting


717




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Adoption of the Annual Accounts                      Management  For           Voted - For
8   Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividends the
    Board Proposes That for the Financial Year 2013 A
    Dividend of Eur 0,9975 is Paid for Each Class A
    Share and Eur 1,00 is Paid for Each Class B Share    Management  For           Voted - For
9   Resolution on the Discharge of the Members of the
    Board of Directors and the President and Ceo from
    Liability                                            Management  For           Voted - For
10  Resolution on the Remuneration of the Members and
    Deputy Members of the Board of Directors             Management  For           Voted - For
11  Resolution on the Number of Members and Deputy
    Members of the Board of Directors the Nomination
    and Compensation Committee of the Board of
    Directors Proposes That Nine (9) Board Members and
    One (1) Deputy Member are Elected                    Management  For           Voted - For
12  Election of Members and Deputy Member of the Board
    of Directors the Nomination and Compensation
    Committee Proposes That S.akiba, M.alahuhta,
    A.brunila, A.herlin, J.her-lin,
    S.hamalainen-lindfors, J.kaskeala and S.pieti-
    Kainen are Re-elected and That R.kant is Elected As
    A New Member and That I.herlin is Re-elected As A
    Deputy Member                                        Management  For           Voted - For
13  Resolution on the Remuneration of the Auditors       Management  For           Voted - For
14  Resolution on the Number of Auditors the Audit
    Committee of the Board of Directors Proposes That
    Two (2) Auditors are Elected                         Management  For           Voted - For
15  Election of Auditor the Audit Committee Proposes
    That Authorized Public Accountants
    PricewaterhouseCoopers Oy and Heikki Lassila are
    Elected As Auditors                                  Management  For           Voted - For
16  Authorizing the Board of Directors to Decide on the
    Repurchase of the Company's Own Shares               Management  For           Voted - For
17  Closing of the Meeting                               Non-Voting                Non-Voting
NOKIA CORPORATION
CUSIP: 654902204 TICKER: NOK
Meeting Date: 19-Nov-13    Meeting Type: Special
6.  Proposal of the Board of Directors to Confirm and
    Approve the Sale of the Devices & Services Business. Management  For           Voted - For
Meeting Date: 17-Jun-14    Meeting Type: Annual
7.  Adoption of the Annual Accounts.                     Management  For           Voted - For
8.  Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend.           Management  For           Voted - For
9.  Resolution on the Discharge of the Members of the
    Board of Directors and the President and Ceo from
    Liability.                                           Management  For           Voted - For


718




                         GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10. Resolution on the Remuneration of the Members of
    the Board of Directors.                             Management  For           Voted - For
11. Resolution on the Number of Members of the Board of
    Directors.                                          Management  For           Voted - For
12. Director                                            Management
1   Vivek Badrinath                                     Management  For           Voted - For
2   Bruce Brown                                         Management  For           Voted - For
3   Elizabeth Doherty                                   Management  For           Voted - For
4   Jouko Karvinen                                      Management  For           Voted - For
5   Marten Mickos                                       Management  For           Voted - For
6   Elizabeth Nelson                                    Management  For           Voted - For
7   Risto Siilasmaa                                     Management  For           Voted - For
8   Kari Stadigh                                        Management  For           Voted - For
9   Dennis Strigl                                       Management  For           Voted - For
13. Resolution on the Remuneration of the Auditor.      Management  For           Voted - For
14. Election of Auditor.                                Management  For           Voted - For
15. Authorization to the Board of Directors to Resolve
    to Repurchase the Company's Own Shares.             Management  For           Voted - For
16. Authorization to the Board of Directors to Resolve
    on the Issuance of Shares and Special Rights
    Entitling to Shares.                                Management  For           Voted - For
NORDEA BANK AB, STOCKHOLM
CUSIP: W57996105
Meeting Date: 20-Mar-14  Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    279293 Due to Change in Th-e Voting Status of
    Resolution 22. All Votes Received on the Previous
    Meeting W-ill be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Tha-nk You.      Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution       Non-Voting                Non-Voting
1   Election of A Chairman for the General Meeting: Eva
    Hagg, Member of the Swedis-h Bar Association        Non-Voting                Non-Voting
2   Preparation and Approval of the Voting List         Non-Voting                Non-Voting


719




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Approval of the Agenda                              Non-Voting                Non-Voting
4   Election of at Least One Minutes Checker            Non-Voting                Non-Voting
5   Determination Whether the General Meeting Has Been
    Duly Convened                                       Non-Voting                Non-Voting
6   Submission of the Annual Report and Consolidated
    Accounts, and of the Audit Re-port and the Group
    Audit Report in Connection Herewith: Speech by the
    Group Ce-o                                          Non-Voting                Non-Voting
7   Adoption of the Income Statement and the
    Consolidated Income Statement, and Th-e Balance
    Sheet and the Consolidated Balance Sheet            Non-Voting                Non-Voting
8   Decision on Dispositions of the Company's Profit
    According to the Adopted Balance Sheet: the Board
    of Directors and the Ceo Propose A Dividend of 0.43
    Euro Per Share, and Further, That the Record Date
    for Dividend Should be 25 March 2014. with This
    Record Date, the Dividend is Scheduled to be Sent
    Out by Euroclear Sweden Ab on 1 April 2014          Management  For           Voted - For
9   Decision Regarding Discharge from Liability for the
    Members of the Board of Directors and the Ceo (the
    Auditor Recommends Discharge from Liability)        Management  For           Voted - For
10  Determination of the Number of Board Members: the
    Nomination Committee's Proposal: the Number of
    Board Members Shall, for the Period Until the End
    of the Next Annual General Meeting, be Nine         Management  For           Voted - For
11  Determination of the Number of Auditors: the
    Nomination Committee's Proposal: the Number of
    Auditors Shall, for the Period Until the End of the
    Next Annual General Meeting, be One                 Management  For           Voted - For
12  Determination of Fees for Board Members and
    Auditors: the Nomination Committee's Proposal: the
    Fees for the Board of Directors Shall Amount to
    259,550 Euro for the Chairman, 123,250 Euro for the
    Vice Chairman and 80,250 Euro Per Member for the
    Other Members. in Addition, Fees Shall be Payable
    for Committee Work in the Remuneration Committee,
    the Audit Committee and the Risk Committee
    Amounting to 21,350 Euro for the Committee Chairman
    and 15,150 Euro for the Other Members. Remuneration
    is Not Paid to Members Who are Employees of the
    Nordea Group. the Nomination Committee's Proposal:
    Fees to the Auditors Shall be Payable As Per
    Approved Invoice                                    Management  For           Voted - For
13  Election of Board Members and Chairman of the
    Board: the Nomination Committee's Proposal: for the
    Period Until the End of the Next Annual General
    Meeting Bjorn Wahlroos, Marie Ehrling, Elisabeth
    Grieg, Svein Jacobsen, Tom Knutzen, Lars G
    Nordstrom, Sarah Russell and Kari Stadigh Shall be
    Re-elected As Board Members and Robin Lawther Shall
    be Elected As Board Member. for the Period Until
    the End of the Next Annual General Meeting Bjorn
    Wahlroos Shall be Re-elected Chairman               Management  For           Voted - For
14  Election of Auditors: the Nomination Committee's
    Proposal: for the Period Until the End of the Next


720




                        GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Annual General Meeting KPMG Ab Shall be Re- Elected
     Auditor                                             Management  For           Voted - For
15   Resolution on Establishment of A Nomination
     Committee                                           Management  For           Voted - For
16   Resolution on Authorization for the Board of
     Directors to Decide on Issue of Convertible
     Instruments in the Company                          Management  For           Voted - For
17.a Resolution on Authorization for the Board of
     Directors to Decide On: Acquisition of Shares in
     the Company                                         Management  For           Voted - For
17.b Resolution on Authorization for the Board of
     Directors to Decide On: Conveyance of Shares in the
     Company                                             Management  For           Voted - For
18   Resolution on Purchase of Own Shares According to
     Chapter 7 Section 6 of the Swedish Securities
     Market Act (lagen (2007:528) Om
     Vardepappersmarknaden)                              Management  For           Voted - For
19   Resolution on Guidelines for Remuneration to the
     Executive Officers                                  Management  For           Voted - Against
20   Resolution on A Maximum Ratio Between the Fixed and
     the Variable Component of the Total Remuneration    Management  For           Voted - For
21   Resolution on A Special Examination According to
     Chapter 10 Section 21 of the Swedish Companies Act
     at the Proposal of the Shareholder Thorwald
     Arvidsson                                           Management  For           Voted - Against
22   Please Note That This Resolution is A Shareholder
     Proposal: Resolution to Assign the Board of
     Directors/ceo to Take the Initiative to an
     Integration Institute in Landskrona - Ven -
     Copenhagen and to Give A First Contribution in A
     Suitable Manner, at the Proposal of the Shareholder
     Tommy Jonasson                                      Shareholder Against       Voted - Against
NORSK HYDRO ASA, OSLO
CUSIP: R61115102
Meeting Date: 07-May-14 Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting


721

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Shares Held in an Omnibus/nominee Account Need to
      be Re-registered in The-beneficial Owners Name to
      be Allowed to Vote at Meetings. Shares Will
      Be-temporarily Transferred to A Separate Account in
      the Beneficial Owner's Name-on the Proxy Deadline
      and Transferred Back to the Omnibus/nominee Account
      The-day After the Meeting.                           Non-Voting                Non-Voting
      Blocking Should Always be Applied, Record Date Or
      Not.                                                 Non-Voting                Non-Voting
1     Approval of the Notice and the Agenda                Management  For           Voted - For
2     Election of One Person to Countersign the Minutes    Management  For           Voted - For
3     Approval of the Financial Statements and the Board
      of Directors' Report for the Financial Year 2013
      for Norsk Hydro Asa and the Group, Including
      Distribution of Dividend: the Board of Directors
      Proposes A Dividend of Nok 0.75 Per Share            Management  For           Voted - For
4     Auditor's Remuneration: It is Requested That the
      Fee for Audit to KPMG As for Norsk Hydro Asa for
      the Financial Year 2013 of Nok 9.151.000 is Approved Management  For           Voted - For
5     Statement on Corporate Governance in Accordance
      with Section 3-3b of the Norwegian Accounting Act    Management  For           Voted - For
6     Guidelines for Remuneration to the Executive
      Management                                           Management  For           Voted - For
7.i   Update of the Articles of Association: Section 5     Management  For           Voted - For
7.ii  Update of the Articles of Association: Section 5a    Management  For           Voted - For
7.iii Update of the Articles of Association: Section 7     Management  For           Voted - For
7.iv  Update of the Articles of Association: Section 9     Management  For           Voted - For
8.i   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Leif Teksum                         Management  For           Voted - For
8.ii  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Idar Kreutzer                       Management  For           Voted - For
8.iii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Sten-arthur Saelor                  Management  For           Voted - For
8.iv  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Anne-margrethe Firing               Management  For           Voted - For
8.v   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Terje Venold                        Management  For           Voted - For
8.vi  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Unni Steinsmo                       Management  For           Voted - For
8.vii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Tove Wangensten                     Management  For           Voted - For
8viii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Anne Kverneland Bogsnes             Management  For           Voted - For


722




      GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.ix  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Birger Solberg                     Management  For           Voted - For
8.x   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Susanne Munch Thore                Management  For           Voted - For
8.xi  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Nils Bastiansen                    Management  For           Voted - For
8.xii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Shahzad Abid                       Management  For           Voted - For
8xiii Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Jan Fredrik Meling                 Management  For           Voted - For
8.xiv Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Ylva Lindberg                      Management  For           Voted - For
8.xv  Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Berit Ledel Henriksen              Management  For           Voted - For
8.xvi Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Jorunn Saetre                      Management  For           Voted - For
9.i   Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Leif Teksum                        Management  For           Voted - For
9.ii  Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Terje Venold                       Management  For           Voted - For
9.iii Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Mette I. Wikborg                   Management  For           Voted - For
9.iv  Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Susanne Munch Thore                Management  For           Voted - For
10.1  Remuneration for the Member of the Corporate
      Assembly: Chair, Annual Compensation of Nok 100,900
      (from Nok 98,000), in Addition to Nok 7,300 Per
      Meeting Where the Chair is Present; and Deputy
      Chair/member/deputy Member, Nok 7,300 Per Meeting
      Where the Respective Member is Present (from Nok
      7,100). These Fees Were Adjusted Most Recently in
      2013                                                Management  For           Voted - For
10.2  Remuneration for the Members of the Nomination
      Committee: Remuneration Per Meeting: Chair, Nok
      7,100 Per Meeting Where the Chair is Present (from
      Nok 6,300); and the Other Members of the Nomination
      Committee, Nok 5,700 Per Meeting Where the
      Respective Member is Present (from Nok 4,800).
      These Fees Were Adjusted Most Recently in 2013      Management  For           Voted - For


723




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SAMPO PLC, SAMPO
CUSIP: X75653109
Meeting Date: 24-Apr-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Calling the Meeting to Order                        Non-Voting                Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                  Non-Voting                Non-Voting
4   Recording the Legality of the Meeting               Non-Voting                Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                       Non-Voting                Non-Voting
6   Presentation of the Annual Accounts, the Report of
    the Board of Directors And-the Auditor's Report for
    the Year 2013                                       Non-Voting                Non-Voting
7   Adoption of the Annual Accounts                     Management  For           Voted - For
8   Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend the Board
    Proposes to Pay A Dividend of Eur 1.65 Per Share    Management  For           Voted - For
9   Resolution on the Discharge of the Members of the
    Board of Directors and the Ceo from Liability       Management  For           Voted - For
10  Resolution on the Remuneration of the Members of
    the Board of Directors                              Management  For           Voted - For
11  Resolution on the Number of Members of the Board of
    Directors the Nomination and Compensation Committee
    Proposes That Number of Members Remains Unchanged
    and Eight Members be Elected to the Board           Management  For           Voted - For
12  Election of Members of the Board of Directors the
    Nomination and Compensation Committee Proposes That
    A.brunila, J.fagerholm, A.grate Axen, V-m.mattila,
    E.palin-lehtinen, P.sorlie, M.vuoria and B.wahlroos
    are Re-elected As Members of the Board of Directors Management  For           Voted - For
13  Resolution on the Remuneration of the Auditor       Management  For           Voted - For
14  Election of the Auditor the Audit Committee
    Proposes to Elect Ernst and Young Oy As Company's
    Auditor                                             Management  For           Voted - For
15  Authorizing the Board of Directors to Decide on the
    Repurchase of the Company's Own Shares              Management  For           Voted - For
16  Closing of the Meeting                              Non-Voting                Non-Voting


724

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SANDVIK AB, SANDVIKEN
CUSIP: W74857165
Meeting Date: 13-May-14     Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    287214 Due to Change in Vo-ting Status of
    Resolution 17a and 17b. All Votes Received on the
    Previous Meet-ing Will be Disregarded and You Will
    Need to Reinstruct on This Meeting Notice-. Thank
    You.                                                 Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution        Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                               Non-Voting                Non-Voting
    The Management Does Not Make Any Vote
    Recommendation on Resolutions "17a & 17b-".          Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Election of Chairman of the Meeting: Attorney Sven
    Unger As Chairman of the Me-eting                    Non-Voting                Non-Voting
3   Preparation and Approval of the Voting List          Non-Voting                Non-Voting
4   Election of One Or Two Persons to Verify the Minutes Non-Voting                Non-Voting
5   Approval of the Agenda                               Non-Voting                Non-Voting
6   Examination of Whether the Meeting Has Been Duly
    Convened                                             Non-Voting                Non-Voting
7   Presentation of the Annual Report, Auditor's Report
    and the Group Accounts And-auditor's Report for the
    Group                                                Non-Voting                Non-Voting
8   Speech by the President                              Non-Voting                Non-Voting
9   Resolution in Respect of Adoption of the Profit and
    Loss Account, Balance Sheet, Consolidated Profit
    and Loss Account and Consolidated Balance Sheet      Management  For           Voted - For
10  Resolution in Respect of Discharge from Liability
    of the Board Members and the President for the
    Period to Which the Accounts Relate                  Management  For           Voted - For
11  Resolution in Respect of Allocation of the
    Company's Result in Accordance with the Adopted
    Balance Sheet and Resolution on Record Day: the
    Board of Directors Proposes That the Annual General
    Meeting Resolve on A Dividend of Sek 3.50 Per


725




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Share. Friday, 16 May 2014 is Proposed As the
    Record Day. If the Meeting Approves These
    Proposals, It is Estimated That the Dividend be
    Distributed by Euroclear Sweden Ab on Wednesday, 21
    May 2014                                            Management  For           Voted - For
12  Determination of the Number of Board Members and
    Deputy Members. in Conjunction with This, the Work
    of the Nomination Committee Will be Presented:
    Seven Board Members and No Deputy Members           Management  For           Voted - For
13  Determination of Fees to the Board of Directors     Management  For           Voted - For
14  Election of the Board of Directors and the Chairman
    of the Board of Directors: Re-election of Olof
    Faxander, Jurgen M Geissinger, Johan Karlstrom,
    Hanne De Mora, Anders Nyren, Simon Thompson and
    Lars Westerberg. Re-election of Anders Nyren As
    Chairman of the Board of Directors                  Management  For           Voted - For
15  Resolution on Guidelines for the Remuneration of
    Senior Executives                                   Management  For           Voted - For
16  Resolution on A Long-term Incentive Program (lti
    2014)                                               Management  For           Voted - For
17A Shareholder Proposal: Separate Listing and
    Distribution to the Shareholders of the Group's
    Business Units                                      Management  For           Voted - Against
17B Shareholder Proposal: Appointment of an Independent
    Audit Committee                                     Management  For           Voted - Against
18  Closing of the Meeting                              Non-Voting                Non-Voting
SEADRILL LIMITED, HAMILTON
CUSIP: G7945E105
Meeting Date: 20-Sep-13    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting


726




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That This is A Revision Due to Change
    in Blocking Conditions. If Y-ou Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
1   To Re-elect John Fredriksen As A Director of the
    Company                                              Management  For           Voted - For
2   To Re-elect Tor Olav Troim As A Director of the
    Company                                              Management  For           Voted - For
3   To Re-elect Kate Blankenship As A Director of the
    Company                                              Management  For           Voted - For
4   To Re-elect Kathrine Fredriksen As A Director of
    the Company                                          Management  For           Voted - For
5   To Re-elect Carl Erik Steen As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Bert Bekker As A Director of the Company Management  For           Voted - For
7   To Re-elect Paul Leand Jr As A Director of the
    Company                                              Management  For           Voted - For
8   To Amend the Company's Bye-laws Numbers 57a, 89,
    93b, 103, 104, 105, 106a, 110 and 111                Management  For           Voted - Against
9   To Appoint PricewaterhouseCoopers LLP, As Auditor
    and to Authorize the Directors to Determine Their
    Remuneration                                         Management  For           Voted - For
10  To Approve the Remuneration of the Company's Board
    of Directors of A Total Amount of Fees Not to
    Exceed Usd 1.500.000 for the Year Ended December
    31, 2013                                             Management  For           Voted - Against
SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM
CUSIP: W25381141
Meeting Date: 25-Mar-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruc-tions in This Market. Absence of A Poa,
    May Cause Your Instructions to be Reje- Cted. If
    You Have Any Questions, Please Contact Your Client
    Service Representa-tive                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged        Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.       Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Election of Chairman of the Meeting: Sven Unger,
    Member of the Swedish Bar Ass-ociation               Non-Voting                Non-Voting


727




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Preparation and Approval of the Voting List         Non-Voting                Non-Voting
4   Approval of the Agenda                              Non-Voting                Non-Voting
5   Election of Two Persons to Check the Minutes of the
    Meeting Together with The-chairman                  Non-Voting                Non-Voting
6   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
7   Presentation of the Annual Report and the Auditors'
    Report As Well As the Cons-olidated Accounts and
    the Auditors' Report on the Consolidated Accounts   Non-Voting                Non-Voting
8   The President's Speech                              Non-Voting                Non-Voting
9   Adoption of the Profit and Loss Account and Balance
    Sheet As Well As the Consolidated Profit and Loss
    Account and Consolidated Balance Sheet              Management  For           Voted - For
10  Allocation of the Bank's Profit As Shown in the
    Balance Sheet Adopted by the Meeting: the Board of
    Directors Proposes A Dividend of Sek 4 Per Share
    and Friday, 28 March 2014 As Record Date for the
    Dividend. If the Meeting Decides According to the
    Proposal the Dividend is Expected to be Distributed
    by Euroclear on Wednesday, 2 April 2014             Management  For           Voted - For
11  Discharge from Liability of the Members of the
    Board of Directors and the President                Management  For           Voted - For
12  Information Concerning the Work of the Nomination
    Committee                                           Non-Voting                Non-Voting
13  Determination of the Number of Directors and
    Auditors to be Elected by the Meeting: the
    Nomination Committee Proposes 11 Directors and One
    Auditor                                             Management  For           Voted - For
14  Approval of the Remuneration to the Directors and
    the Auditor Elected by the Meeting                  Management  For           Voted - For
15  Election of Directors As Well As Chairman of the
    Board of Directors: the Nomination Committee
    Proposes Re-election of the Directors Johan H.
    Andresen, Signhild Arnegard Hansen, Samir Brikho,
    Annika Falkengren, Winnie Fok, Urban Jansson,
    Birgitta Kantola, Tomas Nicolin, Sven Nyman, Jesper
    Ovesen and Marcus Wallenberg for the Period Up to
    and Including the Annual General Meeting 2015.
    Marcus Wallenberg is Proposed As Chairman of the
    Board of Directors. Jacob Wallenberg Has Declared
    That He is Not Available for Re-election            Management  For           Voted - For
16  Election of Auditor: the Nomination Committee
    Proposes Re-election of the Registered Public
    Accounting Firm PricewaterhouseCoopers Ab for the
    Period Up to and Including the Annual General
    Meeting 2015. Main Responsible Will be Authorised
    Public Accountant Peter Nyllinge                    Management  For           Voted - For
17  The Board of Director's Proposal on Guidelines for
    Salary and Other Remuneration for the President and
    Members of the Group Executive Committee            Management  For           Voted - Against
18a The Board of Director's Proposal on Long-term
    Equity Programmes for 2014: Seb Share Deferral
    Programme (sdp) 2014 for the Group Executive


728




                        GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Committee and Certain Other Senior Managers and
    Other Key Employees with Critical Competences       Management  For           Voted - For
18b The Board of Director's Proposal on Long-term
    Equity Programmes for 2014: Seb Share Matching
    Programme (smp) 2014 for Selected Key Business
    Employees with Critical Competences                 Management  For           Voted - For
18c The Board of Director's Proposal on Long-term
    Equity Programmes for 2014: Seb All Employee
    Programme (aep) 2014 for All Employees in Most of
    the Countries Where Seb Operates                    Management  For           Voted - For
19a The Board of Director's Proposal on the Acquisition
    and Sale of the Bank's Own Shares:acquisition of
    the Bank's Own Shares in Its Securities Business    Management  For           Voted - For
19b The Board of Director's Proposal on the Acquisition
    and Sale of the Bank's Own Shares: Acquisition and
    Sale of the Bank's Own Shares for Capital Purposes
    and for Long-term Equity Programmes                 Management  For           Voted - For
19c The Board of Director's Proposal on the Acquisition
    and Sale of the Bank's Own Shares: Transfer of the
    Bank's Own Shares to Participants in the 2014
    Long-term Equity Programmes                         Management  For           Voted - For
20  The Board of Director's Proposal on Maximum Ratio
    Between Fixed and Variable Component of the Total
    Remuneration for Certain Employees                  Management  For           Voted - For
21  The Board of Director's Proposal on the Appointment
    of Auditors of Foundations That Have Delegated
    Their Business to the Bank                          Management  For           Voted - For
22  Please Note That This Resolution is A Shareholder
    Proposal: Proposal from the Shareholder Tommy
    Jonasson to Assign to the Board of Directors/the
    President to Take Initiative to an Integration
    Institute in Landskrona- Ven - Copenhagen and to
    Give A First Contribution in A Suitable Manner      Shareholder Against       Voted - Against
23  Closing of the Annual General Meeting               Non-Voting                Non-Voting
SKF AB, GOTEBORG
CUSIP: W84237143
Meeting Date: 28-Mar-14 Meeting Type: Annual General Meeting
1   Opening of the Annual General Meeting               Non-Voting                Non-Voting
2   Leif Ostling is Elected Chairman of the Annual
    General Meeting                                     Non-Voting                Non-Voting
3   Drawing Up and Approval of the Voting List          Non-Voting                Non-Voting
4   Approval of Agenda                                  Non-Voting                Non-Voting
5   Election of Persons to Verify the Minutes           Non-Voting                Non-Voting
6   Consideration of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
7   Presentation of Annual Report and Audit Report As
    Well As Consolidated Account-s and Audit Report for
    the Group                                           Non-Voting                Non-Voting
8   Address by the President                            Non-Voting                Non-Voting


729




     GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9    Matter of Adoption of the Income Statement and
     Balance Sheet and Consolidated Income Statement and
     Consolidated Balance Sheet                          Management  For           Voted - For
10   Resolution Regarding Distribution of Profits: the
     Board of Directors Proposes A Dividend for the
     Financial Year 2013 of Sek 5.50 Per Share           Management  For           Voted - For
11   Matter of Discharge of the Board Members and the
     President from Liability                            Management  For           Voted - Against
12   The Board of Directors' Proposal Concerning
     Amendment of the Articles of Association: Article 8 Management  For           Voted - For
13   That the Board of Directors Shall Consist of Ten
     Members and No Deputy Members. the Proposed Number
     of Members May be Increased to Eleven Since the
     Nomination Committee Intends to Propose an
     Additional Board Member                             Management  For           Voted - Against
14.a That the Board of Directors for the Period Up to
     the End of the Next Annual General Meeting, Receive
     A Fee According to the Following: A Firm Allotment
     of Sek 1,440,000 to the Chairman of the Board of
     Directors and Sek 495,000 to Each of the Other
     Board Members Elected by the Annual General Meeting
     and Not Employed by the Company                     Management  For           Voted - For
14.b That the Board of Directors for the Period Up to
     the End of the Next Annual General Meeting, Receive
     A Fee According to the Following: A Variable
     Allotment Corresponding to the Value, Calculated As
     Below, of the Number of Shares in the Company of
     Series B the Value of Which After the Annual
     General Meeting Shall Amount to Sek 400,000 to be
     Received by the Chairman and the Number of Shares
     in the Company of Series B the Value of Which After
     the Annual General Meeting Shall Amount to Sek
     137,500 to be Received by Each of the Other Board
     Members                                             Management  For           Voted - For
14.c That the Board of Directors for the Period Up to
     the End of the Next Annual General Meeting, Receive
     A Fee According to the Following: an Allotment for
     Committee Work of Sek 918,000 to be Distributed
     with Sek 210,000 to the Chairman of the Audit
     Committee, with Sek 150,000 to Each of the Other
     Members of the Audit Committee, with Sek 120,000 to
     the Chairman of the Remuneration Committee and with
     Sek 96,000 to Each of the Other Members of the
     Remuneration Committee                              Management  For           Voted - For
15   Re-election of the Board Members Leif Ostling, Ulla
     Litzen, Tom Johnstone, Lena Treschow Torell, Peter
     Grafoner, Lars Wedenborn, Joe Loughrey, Jouko
     Karvinen and Baba Kalyani. It is Proposed That Hock
     Goh is to be Newly Elected. Leif Ostling is
     Proposed to be the Chairman of the Board of
     Directors                                           Management  For           Voted - For
16   Determination of Fee for the Auditors               Management  For           Voted - For
17   The Board of Directors' Proposal for A Resolution
     on Principles of Remuneration for Group Management  Management  For           Voted - For


730




     GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
18   The Board of Directors' Proposal for A Resolution
     on Skf's Performance Share Programme 2014          Management  For           Voted - For
19.1 The Nomination Committee Has Informed the Company
     That It Will Propose to the Annual General Meeting
     to Resolve: That the Company Shall Have A
     Nomination Committee Formed by One Representative
     of Each One of the Four Major Shareholders with
     Regard to the Number of Votes Held As Well As the
     Chairman of the Board of Directors. When
     Constituting the Nomination Committee, the
     Shareholdings on the Last Banking Day in August
     2014 Will Determine Which Shareholders are the
     Largest with Regard to the Number of Votes Held.
     the Names of the Four Shareholder Representatives
     Will be Published As Soon As They Have Been
     Elected, However Not Later Than Six Months Before
     the Annual General Meeting in 2015. the Nomination
     Committee Shall Remain in Office Until A New
     Nomination Committee Has Been Appointed            Management  For           Voted - For
19.2 The Nomination Committee Has Informed the Company
     That It Will Propose to the Annual General Meeting
     to Resolve: in the Event That the Shareholder the
     Member Represents Would No Longer be One of the
     Four Major Shareholders with Regard to the Number
     of Votes Held, Such Member, If the Nomination
     Committee So Deems Appropriate, May Resign and A
     Representative of the Shareholder Next in Turn
     Size-wise with Regard to the Number of Votes Held
     be Offered the Opportunity of Being Elected in
     His/her Place; and in the Event That A Shareholder
     Representative No Longer Represents the
     Shareholder, the Shareholder is Asked to Elect A
     New Representative to Become A Member of the
     Nomination Committee                               Management  For           Voted - For
19.3 The Nomination Committee Has Informed the Company
     That It Will Propose to the Annual General Meeting
     to Resolve: That the Nomination Committee is to
     Furnish Proposals on the Following Matters to be
     Presented To, and Resolved By, the Annual General
     Meeting in 2015: A) Proposal for Chairman of the
     Annual General Meeting B) Proposal for Board of
     Directors C) Proposal for Chairman of the Board of
     Directors D) Proposal for Fee to the Board of
     Directors E) Proposal for Fee to the Auditor F)
     Proposal for A Nomination Committee Ahead of the
     Annual General Meeting of 2015                     Management  For           Voted - For
19.4 The Nomination Committee Has Informed the Company
     That It Will Propose to the Annual General Meeting
     to Resolve: That the Nomination Committee, When
     Performing Its Duties, Will Fulfill the Tasks That
     Rest Upon the Nomination Committee Under the
     Swedish Code of Corporate Governance, Among Other
     Things to Supply the Company with Certain
     Information in Order to Enable the Company to
     Fulfill Its Information Obligation Under the Code  Management  For           Voted - For


731




                        GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
STATOIL ASA
CUSIP: 85771P102 TICKER: STO
Meeting Date: 14-May-14 Meeting Type: Annual
3   Election of Chair for the Meeting                   Management  For           Voted - For
4   Approval of the Notice and the Agenda               Management  For           Voted - For
5   Election of Two Persons to Co-sign the Minutes
    Together with the Chair of the Meeting              Management  For           Voted - For
6   Approval of the Annual Report and Accounts for
    Statoil Asa and the Statoil Group for 2013,
    Including the Board of Directors' Proposal for
    Distribution of Dividend                            Management  For           Voted - For
7   Proposal Submitted by A Shareholder Regarding
    Statoil's Activities in Canada                      Shareholder               Voted - Against
8   Proposal Submitted by A Shareholder Regarding
    Statoil's Activities in the Arctic                  Shareholder               Voted - Against
9   Report on Corporate Governance                      Management  For           Voted - For
10  Declaration on Stipulation of Salary and Other
    Remuneration for Executive Management               Management  For           Voted - Against
11  Approval of Remuneration for the Company's External
    Auditor for 2013                                    Management  For           Voted - For
12  Nomination Committee's Joint Proposal               Management  For           Voted - For
12A Election of Member to the Corporate Assembly:
    Member Olaug Svarva (re- Election, Nominated As
    Chair)                                              Management  For           Voted - For
12B Election of Member to the Corporate Assembly:
    Member Idar Kreutzer (re- Election, Nominated As
    Deputy Chair)                                       Management  For           Voted - For
12C Election of Member to the Corporate Assembly:
    Member Karin Aslaksen (re- Election)                Management  For           Voted - For
12D Election of Member to the Corporate Assembly:
    Member Greger Mannsverk (re-election)               Management  For           Voted - For
12E Election of Member to the Corporate Assembly:
    Member Steinar Olsen (re- Election)                 Management  For           Voted - For


732




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12F Election of Member to the Corporate Assembly:
    Member Ingvald Strommen (re-election)               Management  For           Voted - For
12G Election of Member to the Corporate Assembly:
    Member Rune Bjerke (re- Election)                   Management  For           Voted - For
12H Election of Member to the Corporate Assembly:
    Member Siri Kalvig (re- Election)                   Management  For           Voted - For
12I Election of Member to the Corporate Assembly:
    Member Barbro Haetta (re- Election)                 Management  For           Voted - For
12J Election of Member to the Corporate Assembly:
    Member Terje Venold (new Election)                  Management  For           Voted - For
12K Election of Member to the Corporate Assembly:
    Member Tone Lunde Bakker (new Election)             Management  For           Voted - For
12L Election of Member to the Corporate Assembly:
    Member Linda Litlekalsoy Aase (new Election, Former
    4. Deputy Member)                                   Management  For           Voted - For
12M Election of Member to the Corporate Assembly:
    Deputy Member: Arthur Sletteberg (re-election)      Management  For           Voted - For
12N Election of Member to the Corporate Assembly:
    Deputy Member: Bassim Haj (re-election)             Management  For           Voted - For
12O Election of Member to the Corporate Assembly:
    Deputy Member: Nina Kivijervi Jonassen (new
    Election)                                           Management  For           Voted - For
12P Election of Members to the Corporate Assembly:
    Deputy Member: Birgitte Vartdal (new Election)      Management  For           Voted - For
13  Determination of Remuneration for the Corporate
    Assembly                                            Management  For           Voted - For
14  Nomination Committee's Joint Proposal               Management  For           Voted - For
14A Election of Member to the Nomination Committee:
    Chair Olaug Svarva (re- Election)                   Management  For           Voted - For
14B Election of Member to the Nomination Committee:
    Member Tom Rathke (re- Election)                    Management  For           Voted - For
14C Election of Member to the Nomination Committee:
    Member Elisabeth Berge with Personal Deputy Member
    Johan A. Alstad (re-election)                       Management  For           Voted - For
14D Election of Member to the Nomination Committee:
    Member Tone Lunde Bakker (new Election)             Management  For           Voted - For
15  Determination of Remuneration for the Nomination
    Committee                                           Management  For           Voted - For
16  Authorisation to Distribute Dividend Based on
    Approved Annual Accounts for 2013                   Management  For           Voted - For
17  Authorisation to Acquire Statoil Asa Shares in the
    Market in Order to Continue Operation of the Share
    Saving Plan for Employees                           Management  For           Voted - For
18  Authorisation to Acquire Statoil Asa Shares in the
    Market for Subsequent Annulment                     Management  For           Voted - For
19  Proposal Submitted by A Shareholder Regarding
    Statoil's Activities                                Shareholder               Voted - Against


733

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SVENSKA CELLULOSA SCA AB, STOCKHOLM
CUSIP: W90152120
Meeting Date: 10-Apr-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
1   Opening of the Meeting and Election of Sven Unger,
    Attorney at Law, As-chairman of the Meeting         Non-Voting                Non-Voting
2   Preparation and Approval of the Voting List         Non-Voting                Non-Voting
3   Election of Two Persons to Check the Minutes        Non-Voting                Non-Voting
4   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
5   Approval of the Agenda                              Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditor's
    Report and The-consolidated Financial Statements
    and the Auditor's Report on The- Consolidated
    Financial Statements                                Non-Voting                Non-Voting
7   Speeches by the Chairman of the Board of Directors
    and the President                                   Non-Voting                Non-Voting
8.a Resolution On: Adoption of the Income Statement and
    Balance Sheet, and of the Consolidated Income
    Statement and the Consolidated Balance Sheet        Management  For           Voted - For
8.b Resolution On: Appropriations of the Company's
    Earnings Under the Adopted Balance Sheet and Record
    Date for Dividend: the Board of Directors Proposes
    A Dividend of Sek 4.75 Per Share and That the
    Record Date for the Dividend be Tuesday, 15 April
    2014                                                Management  For           Voted - For
8.c Resolution On: Discharge from Personal Liability of
    the Directors and the President                     Management  For           Voted - For
9   Resolution on the Number of Directors Shall be Nine
    and No Deputy Directors                             Management  For           Voted - For
10  Resolution on the Number of Auditors Shall be One
    and No Deputy Auditors                              Management  For           Voted - For
11  Resolution on the Remuneration to be Paid to the
    Board of Directors and the Auditors                 Management  For           Voted - Against


734




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  Election of Directors, Deputy Directors and
    Chairman of the Board of Directors: Re-election of
    Par Boman, Rolf Borjesson, Jan Johansson, Leif
    Johansson, Sverker Martin-lof, Bert Nordberg,
    Anders Nyren, Louise Julian Svanberg and Barbara
    Milian Thoralfsson As Directors and Sverker
    Martin-lof As A Chairman of the Board of Directors   Management  For           Voted - Against
13  Election of Auditors and Deputy Auditors:
    PricewaterhouseCoopers Ab                            Management  For           Voted - Against
14  Resolution on Guidelines for Remuneration for the
    Senior Management                                    Management  For           Voted - For
15  Closing of the Meeting                               Non-Voting                Non-Voting
SVENSKA HANDELSBANKEN AB, STOCKHOLM
CUSIP: W90937181
Meeting Date: 26-Mar-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.       Non-Voting                Non-Voting
    Please Note That Board Does Not Make Any
    Recommendation on Resolutions 21 And-22. the
    Standing Instructions for This Meeting Will be
    Disabled. Thank You.                                 Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Election of the Chairman of the Meeting: the
    Nomination Committee Proposes-that Mr Sven Unger
    Should be Chairman of the Meeting                    Non-Voting                Non-Voting
3   Establishment and Approval of the List of Voters     Non-Voting                Non-Voting
4   Approval of the Agenda                               Non-Voting                Non-Voting
5   Election of Two Persons to Countersign the Minutes   Non-Voting                Non-Voting
6   Determining Whether the Meeting Has Been Duly Called Non-Voting                Non-Voting
7.a A Presentation of the Annual Accounts and Auditors'
    Report, As Well As The-consolidated Annual Accounts
    and the Auditors' Report for the Group, For-2013.
    in Connection with This: A Presentation of the Past
    Year's Work by The-board and Its Committees          Non-Voting                Non-Voting


735




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.b A Presentation of the Annual Accounts and Auditors'
    Report, As Well As The-consolidated Annual Accounts
    and the Auditors' Report for the Group, For-2013.
    in Connection with This: A Speech by the Group
    Chief Executive, and Any- Questions from
    Shareholders to the Board and Management of the Bank Non-Voting                Non-Voting
7.c A Presentation of the Annual Accounts and Auditors'
    Report, As Well As The-consolidated Annual Accounts
    and the Auditors' Report for the Group, For-2013.
    in Connection with This: A Presentation of Audit
    Work During 2013                                     Non-Voting                Non-Voting
8   Resolutions Concerning Adoption of the Income
    Statement and the Balance Sheet, As Well As the
    Consolidated Income Statement and Consolidated
    Balance Sheet                                        Management  For           Voted - For
9   Resolution on the Allocation of the Bank's Profits
    in Accordance with the Adopted Balance Sheet and
    Also Concerning the Record Day: the Board Proposes
    A Dividend of Sek 16.50 Per Share, Including an
    Ordinary Dividend of Sek 11.50 Per Share, and That
    Monday, 31 March 2014 be the Record Day for the
    Receiving of Dividends. If the Meeting Resolves in
    Accordance with the Proposal, Euroclear Expects to
    Distribute the Dividend on Thursday, 3 April 2014    Management  For           Voted - For
10  Resolution on Release from Liability for the
    Members of the Board and the Group Chief Executive
    for the Period Referred to in the Financial Reports  Management  For           Voted - For
11  Authorisation for the Board to Resolve on
    Acquisition and Divestment of Shares in the Bank     Management  For           Voted - For
12  Acquisition of Shares in the Bank for the Bank's
    Trading Book Pursuant to Chapter 7, Section 6 of
    the Swedish Securities Market Act                    Management  For           Voted - For
13  The Board's Proposal to Issue Convertible Bonds to
    Employees                                            Management  For           Voted - For
14  Determining the Number of Members of the Board to
    be Appointed by the Meeting: the Nomination
    Committee Proposes That the Meeting Resolve That
    the Board Consist of Ten (10) Members                Management  For           Voted - For
15  Determining the Number of Auditors to be Appointed
    by the Meeting: the Nomination Committee Proposes
    That the Meeting Appoint Two Registered Auditing
    Companies As Auditors                                Management  For           Voted - For
16  Deciding Fees for Board Members and Auditors, and
    Decision on Indemnity Undertaking for Board Members  Management  For           Voted - Against
17  Election of the Board Members and the Chairman of
    the Board: the Nomination Committee Proposes the
    Re-election of Jon Fredrik Baksaas, Par Boman,
    Tommy Bylund, Jan Johansson, Ole Johansson, Fredrik
    Lundberg, Sverker Martin- Lof, Anders Nyren, Bente
    Rathe and Charlotte Skog. Lone Fonss Schroder Has
    Declined Re- Election. in Addition, the Nomination
    Committee Proposes the Re-election of Anders Nyren
    As Chairman of the Board                             Management  For           Voted - Against
18  Election of Auditors: the Nomination Committee
    Proposes That the Meeting Re-elect KPMG Ab and


736




                           GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Ernst & Young Ab As Auditors for the Period Until
    the End of the Agm to be Held in 2015. These Two
    Auditing Companies Have Announced That, Should They
    be Elected, They Will Appoint the Same Auditors to
    be Auditors in Charge As in 2013: Mr Stefan
    Holmstrom (authorised Public Accountant) Will be
    Appointed As Auditor in Charge for KPMG Ab, and Mr
    Erik Astrom (authorised Public Accountant) Will be
    Appointed As Auditor in Charge for Ernst & Young Ab  Management  For           Voted - For
19  The Board's Proposal Concerning Guidelines for
    Compensation to Senior Management                    Management  For           Voted - For
20  The Board's Proposal Concerning the Appointment of
    Auditors in Foundations Without Own Management       Management  For           Voted - For
21  Shareholder's Proposal That the Annual General
    Meeting Shall Adopt A Certain Policy                 Management  For           Voted - Against
22  Shareholder's Proposal Regarding A Decision to Take
    the Initiative to Establish an Integration Institute Management  For           Voted - Against
23  Closing of the Meeting                               Non-Voting                Non-Voting
SWEDBANK AB, STOCKHOLM
CUSIP: W9423X102
Meeting Date: 19-Mar-14    Meeting Type: Annual General Meeting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution        Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                               Non-Voting                Non-Voting
    Please Note That the Board Makes No Recommendation
    on Resolutions 22 and 23. T-he Standing
    Instructions for This Meeting Will be Disabled.
    Thank You.                                           Non-Voting                Non-Voting
1   Opening of the Meeting and Address by the Chair of
    the Board of Directors                               Non-Voting                Non-Voting
2   Election of the Meeting Chair: the Nomination
    Committee Proposes That Advokat-claes Zettermarck
    is Elected Chair of the Meeting                      Non-Voting                Non-Voting
3   Preparation and Approval of the Voting List          Non-Voting                Non-Voting
4   Approval of the Agenda                               Non-Voting                Non-Voting
5   Election of Two Persons to Verify the Minutes        Non-Voting                Non-Voting


737




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Decision Whether the Meeting Has Been Duly Convened Non-Voting                Non-Voting
7   A) Presentation of the Annual Report and the
    Consolidated Accounts for the Fin-ancial Year 2013;
    B) Presentation of the Auditor's Reports for the
    Bank and Th-e Group for the Financial Year 2013; C)
    Address by the Ceo                                  Non-Voting                Non-Voting
8   Adoption of the Profit and Loss Account and Balance
    Sheet of the Bank and The-consolidated Profit and
    Loss Account and Consolidated Balance Sheet for the
    Fi-nancial Year 2013                                Non-Voting                Non-Voting
9   Approval of the Allocation of the Bank's Profit in
    Accordance with the Adopted Balance Sheet As Well
    As Decision on the Record Date for Dividends. the
    Board of Directors Proposes That of the Amount
    Approximately Sek 33 511m at the Disposal of the
    Meeting, Approximately Sek 11 100m is Distributed
    As Dividends to Holders of Ordinary Shares and the
    Balance, Approximately Sek 22 411m, is Carried
    Forward. the Proposal is Based on All Ordinary
    Shares Outstanding As of 31 December 2013. the
    Proposal Could be Changed in the Event of
    Additional Share Repurchases Or If Treasury Shares
    are Disposed of Before the Record Day. A Dividend
    of Sek 10.10 for Each Ordinary Share is Proposed.
    the Proposed Record Date is 24 March, 2014. with
    This Record Date, the Dividend is Expected to be
    Paid Through Euroclear on 27 March, 2014            Management  For           Voted - For
10  Decision Whether to Discharge the Members of the
    Board of Directors and the Ceo from Liability       Management  For           Voted - For
11  Determination of the Number of Board Members. the
    Nomination Committee Proposes That the Number of
    Board Members, Which Shall be Appointed by the
    Meeting, Shall be Nine                              Management  For           Voted - For
12  Determination of the Remuneration to the Board
    Members and the Auditor                             Management  For           Voted - For
13  Election of the Board Members and the Chair: the
    Nomination Committee Proposes, for the Period Until
    the Close of the Next Agm, That the Following Board
    Members are Re-elected: Ulrika Francke, Goran
    Hedman, Lars Idermark, Anders Igel, Pia Rudengren,
    Anders Sundstrom, Karl- Henrik Sundstrom and Siv
    Svensson. the Nomination Committee Proposes
    Maj-charlotte Wallin As New Member of the Board of
    Directors for the Period Until the Close of the
    Next Agm. the Nomination Committee Proposes That
    Anders Sundstrom be Elected As Chair of the Board
    of Directors                                        Management  For           Voted - For
14  Election of Auditor: the Nomination Committee
    Proposes That the Registered Public Accounting Firm
    Deloitte Ab be Elected As Auditor for the Period
    Until the End of the 2018 Annual General Meeting    Management  For           Voted - For
15  Decision on the Nomination Committee                Management  For           Voted - For
16  Decision on the Guidelines for Remuneration to Top
    Executives                                          Management  For           Voted - For


738




                            GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
17   Decision on Amendments to the Articles of
     Association. As A Consequence of the Mandatory
     Conversion of Preference Shares to Ordinary Shares
     During the Year, the Board of Directors Now
     Proposes to Remove the Sections Regarding, and All
     References To, Preference Shares in the Articles of
     Association. the Board of Directors is Also
     Proposing to the Agm 2014 to Remove C- Shares from
     the Articles of Association Since No Such Shares
     Have Been Issued. This Results in Changes in the
     Articles of Association Section 3 ("share Capital
     Etc") So That Only the First Paragraph is Kept and
     That A New Paragraph is Included Which States That
     the Shares Each Entitles to One Vote and Also That
     Section 14 ("right to Dividends, Etc") is Removed
     in Its Entirety                                     Management  For           Voted - For
18   Decision to Acquire Own Shares in Accordance with
     the Securities Market Act                           Management  For           Voted - For
19   Decision on Authorization for the Board of
     Directors to Decide on Acquisitions of Own Shares
     in Addition to What is Stated in Item 18            Management  For           Voted - For
20   Decision on Authorization for the Board of
     Directors to Decide on Issuance of Convertibles     Management  For           Voted - For
21.a Approval of the Resolution of the Board of
     Directors on A Common Program (eken 2014)           Management  For           Voted - For
21.b Approval of the Resolution of the Board of
     Directors of Swedbank Regarding Deferred Variable
     Remuneration in the Form of Shares (or Another
     Financial Instrument in the Bank) Under Ip 2014     Management  For           Voted - For
21.c Decision Regarding Transfer of Own Ordinary Shares
     (or Another Financial Instrument in the Bank)       Management  For           Voted - For
22   Matter Submitted by the Shareholder Thorwald
     Arvidsson Regarding Suggested Proposal on an
     Examination Through A Special Examiner in
     Accordance with Chapter 10, Section 21 of the
     Companies Act                                       Management  For           Voted - Against
23   Matter Submitted by the Shareholder Tommy Jonasson
     on the Shareholder's Suggested Proposal Regarding
     an Initiative for an Integration Institute          Management  For           Voted - Against
24   Closing of the Meeting                              Non-Voting                Non-Voting
TELENOR ASA, FORNEBU
CUSIP: R21882106
Meeting Date: 14-May-14     Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting


739




                        GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Approval of the Notice of the Annual General
    Meeting and the Agenda                              Management  For           Voted - For
2   Election of A Representative to Sign the Minutes of
    the Annual General- Meeting Together with the
    Chairperson of the Meeting                          Non-Voting                Non-Voting
3   Accept Financial Statements and Statutory Reports.
    Approve Allocation of Income and Dividends of Nok
    7.00 Per Share                                      Management  For           Voted - For
4   Approval of Remuneration to the Company's Auditor   Management  For           Voted - For
5   Information and Vote on the Board of Director's
    Statement Regarding the Determination of Salary and
    Other Remuneration to the Executive Management      Management  For           Voted - Against
6   Reduction of Share Capital by Cancelling Treasury
    Shares and Redemption of Shares Owned by the
    Kingdom of Norway and Reduction of Other Equity     Management  For           Voted - For
7   Authorisation for the Board to Acquire Treasury
    Shares for the Purpose of Cancellation              Management  For           Voted - For
8   Determination of Remuneration to the Members of the
    Corporate Assembly and the Nomination Committee     Management  For           Voted - For
    24 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Dividend Am-ount. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
TELIASONERA AB, STOCKHOLM
CUSIP: W95890104
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    277961 Due to Change in Vo-ting Status of
    Resolution 21 and Addition of Comment. All Votes
    Received on Th-e Previous Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    This-meeting Notice. Thank You.                     Non-Voting                Non-Voting


740




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
    Please Note That the Board Does Not Make Any
    Recommendation on Resolution Numb-er 21. Standing
    Instructions Have Been Removed for This Meeting.
    Thank You.                                          Non-Voting                Non-Voting
1   Election of Chair of the Meeting: Eva Hagg, Advokat Non-Voting                Non-Voting
2   Preparation and Approval of Voting Register         Non-Voting                Non-Voting
3   Adoption of Agenda                                  Non-Voting                Non-Voting
4   Election of Two Persons to Check the Minutes of the
    Meeting Together with The-chair                     Non-Voting                Non-Voting
5   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditor's
    Report, the Consolidated F-inancial Statements and
    the Auditor's Report on the Consolidated Financial
    Sta-tements for 2013. A Description by the Chair of
    the Board of Directors Marie E-hrling of the Work
    of the Board of Directors During 2013 and A Speech
    by Presi- Dent and Ceo Johan Dennelind in
    Connection Herewith                                 Non-Voting                Non-Voting
7   Resolution to Adopt the Income Statement, the
    Balance Sheet, the Consolidated Income Statement
    and the Consolidated Balance Sheet for 2013         Management  For           Voted - For
8   Resolution on Appropriation of the Company's Profit
    As Shown on the Adopted Balance Sheet and Setting
    of Record Date for the Dividend. the Board of
    Directors Proposes That A Dividend of Sek 3.00 Per
    Share is Distributed to the Shareholders and That
    April 7, 2014 be Set As the Record Date for the
    Dividend. If the Annual General Meeting Resolves in
    Accordance with the Proposal, It is Estimated That
    Euroclear Sweden Ab Will Execute the Payment on
    April 10, 2014                                      Management  For           Voted - For
9   Resolution on Discharge of the Directors and the
    Ceo from Personal Liability Towards the Company for
    the Administration of the Company in 2013           Management  For           Voted - Against
10  Resolution on Number of Directors and Alternate
    Directors to be Elected at the Meeting: Until the


741

GLOBAL X FTSE NORDIC REGION ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     End of the Annual General Meeting 2015, Eight
     Directors with No Alternate Directors               Management  For           Voted - For
11   Resolution on Remuneration Payable to the Directors Management  For           Voted - For
12   Election of Directors and Any Alternate Directors:
     Re-election of Marie Ehrling, Mats Jansson, Olli-
     Pekka Kallasvuo, Mikko Kosonen, Nina Linander,
     Martin Lorentzon, Per-arne Sandstrom and Kersti
     Strandqvist                                         Management  For           Voted - For
13   Election of Chair and Vice-chair of the Board of
     Directors: Re-election of Marie Ehrling As Chair
     and Olli-pekka Kallasvuo As Vice-chair              Management  For           Voted - For
14   Resolution on Number of Auditors and Deputy
     Auditors: Until the End of the Annual General
     Meeting 2015 There Will be One Auditor with No
     Deputy Auditors                                     Management  For           Voted - For
15   Resolution on Remuneration Payable to the Auditor   Management  For           Voted - For
16   Election of Auditor and Any Deputy Auditors :
     Election of the Audit Company Deloitte Ab           Management  For           Voted - For
17   Election of Nomination Committee and Resolution on
     Instruction for the Nomination Committee: Election
     of Magnus Skaninger (swedish State), Kari Jarvinen
     (solidium Oy), Jan Andersson (swedbank Robur
     Funds), Per Frennberg (alecta) and Marie Ehrling
     (chair of the Board of Directors)                   Management  For           Voted - For
18   Resolution on Principles for Remuneration to Group
     Management                                          Management  For           Voted - Against
19   Resolution Authorizing the Board of Directors to
     Acquire the Company's Own Shares                    Management  For           Voted - For
20.a Resolution on Implementation of A Long-term
     Incentive Program 2014/2017                         Management  For           Voted - For
20.b Resolution on Hedging Arrangements for the Program  Management  For           Voted - For
21   Resolution on Special Investigation                 Management  For           Voted - Against
VOLVO AB, GOTEBORG
CUSIP: 928856301
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting


742




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting-require Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Election of Chairman of the Meeting: the Election
    Committee Proposes Sven-unger, Attorney at Law, to
    be the Chairman of the Meeting                      Non-Voting                Non-Voting
3   Verification of the Voting List                     Non-Voting                Non-Voting
4   Approval of the Agenda                              Non-Voting                Non-Voting
5   Election of Minutes-checkers and Vote Controllers   Non-Voting                Non-Voting
6   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
7   Presentation of the Work of the Board and Board
    Committees                                          Non-Voting                Non-Voting
8   Presentation of the Annual Report and the Auditors'
    Report As Well As The-consolidated Accounts and the
    Auditors' Report on the Consolidated Accounts.-in
    Connection Therewith, Speech by the President       Non-Voting                Non-Voting
9   Adoption of the Income Statement and Balance Sheet
    and the Consolidated Income Statement and
    Consolidated Balance Sheet                          Management  For           Voted - For
10  Resolution in Respect of the Disposition to be Made
    of the Company's Profits: the Board of Directors
    Proposes Payment of A Dividend of Sek 3.00 Per
    Share. Monday, April 7, 2014, is Proposed As the
    Record Date to Receive the Dividend. If the Annual
    General Meeting Resolves in Accordance with the
    Proposal, Payment of the Dividend is Expected to be
    Performed Through Euroclear Sweden Ab on Thursday,
    April 10, 2014                                      Management  For           Voted - For
11  Resolution Regarding Discharge from Liability of
    the Members of the Board and of the President       Management  For           Voted - For
12  Determination of the Number of Members and Deputy
    Members of the Board of Directors to be Elected by
    the Meeting: the Election Committee Proposes Nine
    Members and No Deputy Members                       Management  For           Voted - For
13  Determination of the Remuneration to be Paid to the
    Board Members                                       Management  For           Voted - Against
14  Determination of the Remuneration to be Paid to the
    Auditors                                            Management  For           Voted - For
15  Election of the Board Members and Chairman of the
    Board: Peter Bijur, Ravi Venkatesan and Ying Yeh
    Will Not Stand for Re-election. the Election
    Committee Proposes Re-election of Jean-baptiste
    Duzan, Hanne De Mora, Anders Nyren, Olof Persson,
    Carl-henric Svanberg and Lars Westerberg and New
    Election of Matti Alahuhta, James W. Griffith and
    Kathryn V. Marinello. the Election Committee
    Further Proposes Re-election of Carl-henric
    Svanberg As Chairman of the Board                   Management  For           Voted - For
16  Election of Auditors and Deputy Auditors: the
    Election Committee Proposes That the Registered
    Firm of Auditors PricewaterhouseCoopers Ab is
    Elected As Auditor for A Period of Four Years -


743




                          GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Until the Close of the Annual General Meeting Held
    During the Fourth Financial Year After the
    Appointment of the Auditor                          Management  For           Voted - For
17  Election of Members of the Election Committee: the
    Election Committee Proposes That Carl-olof By,
    Representing Ab Industrivarden, Lars Forberg,
    Representing Cevian Capital, Yngve Slyngstad,
    Representing Norges Bank Investment Management,
    Hakan Sandberg, Representing Svenska Handelsbanken,
    Shb Pension Fund, Shb Employee Fund, Shb
    Pensionskassa and Oktogonen, and the Chairman of
    the Board of Directors are Elected Members of the
    Election Committee and That No Fees are Paid to the
    Members of the Election Committee                   Management  For           Voted - For
18  Resolution Regarding Amendment of the Instructions
    for the Ab Volvo Election Committee                 Management  For           Voted - For
19  Resolution on the Adoption of A Remuneration Policy
    for Senior Executives                               Management  For           Voted - For
20.A Resolution on the Board of Directors' Proposal for
    A Long-term Share-based Incentive Plan for Senior
    Executives Comprising the Years 2014-2016 Including
    Resolutions Regarding: Adoption of A Share-based
    Incentive Plan                                      Management  For           Voted - For
20.B Resolution on the Board of Directors' Proposal for
    A Long-term Share-based Incentive Plan for Senior
    Executives Comprising the Years 2014-2016 Including
    Resolutions Regarding: Transfer of Treasury Shares
    to Participants in the Plan                         Management  For           Voted - For
YARA INTERNATIONAL ASA, OSLO
CUSIP: R9900C106
Meeting Date: 05-May-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline


744




    GLOBAL X FTSE NORDIC REGION ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
1   Opening of the Agm, Approval of Meeting Notice and
    Agenda                                               Management  For           Voted - For
2   Election of Chairperson and A Person to Co-sign the
    Minutes. the Board Proposes That Ketil E. Boe,
    Partner in the Law Firm Wikborg, Rein and Co is
    Elected As Chairperson                               Management  For           Voted - For
3   Approval of the Annual Accounts and the Annual
    Report for 2013 for Yara International Asa and the
    Group, Including Distribution of Dividends. the
    Board Proposes That A Dividend of Nok 10 Per Share
    is Paid for the Financial Year 2013                  Management  For           Voted - For
4   Statement Regarding Determination of Salary and
    Other Remuneration to the Executive Management of
    the Company                                          Management  For           Voted - For
5   Report on Corporate Governance                       Management  For           Voted - For
6   Auditor's Fees for 2013                              Management  For           Voted - For
7   Remuneration to the Members of the Board, Members
    of the Compensation Committee and Members of the
    Audit Committee for the Period Until the Next
    Annual General Meeting                               Management  For           Voted - For
8   Remuneration to the Members of the Nomination
    Committee for the Period Until the Next Annual
    General Meeting                                      Management  For           Voted - For
9   Election of Members of the Board :leif Teksum,
    Hilde Merete Aasheim, Hilde Bakken ,geir Isaksen
    ,john Thuestad                                       Management  For           Voted - For
10  Election of Members of the Nomination Committee
    :tom Knoff (chair) ,thorunn Kathrine Bakke ,ann
    Kristin Brautaset ,anne Carine Tanum                 Management  For           Voted - For
11  Changes to the Articles of Association Regarding
    Retirement Age for Members of the Board of Directors Management  For           Voted - For
12  Capital Reduction by Cancellation of Own Shares and
    by Redemption of Shares Held on Behalf of the
    Norwegian State by the Ministry of Trade, Industry
    and Fisheries                                        Management  For           Voted - For
13  Power of Attorney to the Board Regarding
    Acquisition of Own Shares                            Management  For           Voted - For
    15 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Nomination
    Committee Names. If You Have Already Sent in Your
    Votes, Please D-o Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Thank-you.      Non-Voting                Non-Voting


745

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AKER ASA
CUSIP: R0114P108
Meeting Date: 11-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
1   Opening of the Annual General Meeting, Including
    Approval of the Notice and Agenda                   Management  For           Voted - For
2   Appointment of A Person to Co-sign the Minutes of
    Meeting Along with the Meeting Chair                Management  For           Voted - For
3   Presentation of Business Activities                 Non-Voting                Non-Voting
4   Approval of the 2013 Annual Accounts of Aker Asa
    and Group's Consolidated Accounts and the Board of
    Directors Report, Including Distribution of
    Dividend. the Board of Directors Proposes That A
    Dividend of Nok 13 Per Share is Paid for the
    Financial Year 2013                                 Management  For           Voted - For
5   Consideration of the Board of Directors'
    Declaration Regarding Stipulation of Salary and
    Other Remuneration to Executive Management of the
    Company                                             Management  For           Voted - Against
6   Consideration of the Statement of Corporate
    Governance                                          Non-Voting                Non-Voting
7   Stipulation of Remuneration to the Members of the
    Board of Directors and the Audit Committee          Management  For           Voted - For
8   Stipulation of Remuneration to the Members of the
    Nomination Committee                                Management  For           Voted - For
9   Election of Members to the Board of Directors:
    Kjell Inge Rokke (chairman of the Board), Finn Berg
    Jacobsen (deputy Chairman), Stine Bosse (director),
    Leif O. Hoegh (director), Atle Tranoy (employee
    Representative), Arnfinn Stenso (employee
    Representative), Tommy Angeltveit (employee


746




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Representative), Oyvind Eriksen President and Ceo
    and Trond Brandsrud (cfo)                           Management  For           Voted - For
10  Election of Members to the Nomination Committee:
    Leif-arne Langoy, Gerhard Heiberg and Kjeld Rimberg Management  For           Voted - For
11  Approval of Remuneration to the Auditor for 2013    Management  For           Voted - For
12  Authorization to the Board of Directors to Purchase
    Treasury Shares in Connection with Acquisitions,
    Mergers, De-mergers Or Other Transfers of Business  Management  For           Voted - For
13  Authorization to the Board of Directors to Purchase
    Treasury Shares in Connection with the Share
    Program for the Employees                           Management  For           Voted - For
14  Authorization to the Board of Directors to Purchase
    Treasury Shares for the Purpose of Subsequent
    Deletion of Shares                                  Management  For           Voted - For
    Blocking Should Always be Applied, Record Date Or
    Not                                                 Non-Voting                Non-Voting
AKER SOLUTIONS ASA, LYSAKER
CUSIP: R0180X100
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in the Bene-ficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will be
    Temporari-ly Transferred to A Separate Account in
    the Beneficial Owner's Name on the Pro-xy Deadline
    and Transferred Back to the Omnibus/nominee Account
    the Day After-the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the Annual General Meeting, by the
    Chairman                                            Non-Voting                Non-Voting
2   Approval of Summons and Agenda of the Annual
    General Meeting                                     Management  For           Voted - For
3   Appointment of A Person to Co-sign the Minutes of
    Meeting Along with the Chairman                     Management  For           Voted - For
4   Information About the Business                      Non-Voting                Non-Voting


747




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Approval of the 2013 Annual Accounts of Aker
    Solutions Asa and Group's Consolidated Accounts and
    the Annual Report, Including Distribution of
    Dividend. the Board of Directors Proposes That A
    Dividend of Nok 4,10 Per Share is Paid for the
    Financial Year 2013                                 Management  For           Voted - For
6   Consideration of the Board of Directors' Report on
    Corporate Governance for 20-13                      Non-Voting                Non-Voting
7   Consideration of the Board of Directors'
    Declaration Regarding Stipulation of Salary and
    Other Remuneration to Executive Management of the
    Company                                             Management  For           Voted - Against
8   Approval of Remuneration to the Members of the
    Board of Directors, the Board Risk Committee and
    the Audit Committee for 2013                        Management  For           Voted - Against
9   Approval of Remuneration to the Members of the
    Nomination Committee for 2013                       Management  For           Voted - For
10  Election of Members to the Board of Directors       Management  For           Voted - For
11  Election of Members to the Nomination Committee     Management  For           Voted - Against
12  Approval of Remuneration to the Auditor for 2013    Management  For           Voted - For
13  Authorization to the Board of Directors to Purchase
    Treasury Shares in Connection with Acquisitions,
    Mergers, De-mergers Or Other Transfers of Business  Management  For           Voted - Against
14  Authorization to the Board of Directors to Purchase
    Treasury Shares in Connection with the Share
    Programme for the Employees                         Management  For           Voted - Against
15  Authorization to the Board of Directors to Purchase
    Treasury Shares for the Purpose of Subsequent
    Deletion of Shares                                  Management  For           Voted - Against
ATEA ASA, OSLO
CUSIP: R0728G106
Meeting Date: 12-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in


748




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of Chairperson for the Meeting             Management  For           Voted - For
2   Election of an Individual to Sign the Minutes
    Jointly with the Chairperson                        Management  For           Voted - For
3   Approval of the Notice of the Meeting and Agenda    Management  For           Voted - For
4   The Board Proposes That the General Meeting
    Resolves to Distribute an Extraordinary Dividend
    Based on the Company's Annual Accounts for 2012.
    the Dividend is Proposed to be Set at an Amount
    Equal to A Dividend of Nok 4 Per Share. Due to the
    Fact That the Employees of the Company are Entitled
    to Exercise Options in the Company in the Period
    Between This Summons and the Date of the
    Extraordinary General Meeting, the Board Does Not
    Know the Exact Number of Shares in the Company As
    of the Date of the Extraordinary General Meeting.
    If All Options are Exercised the Total Amount for
    Distribution (assuming A Dividend of Nok 4 Per
    Share) Will be Nok 413,369,412                      Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Blocking Should Always be Applied, Record Date Or
    Not                                                 Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in the Bene-ficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will be
    Temporari-ly Transferred to A Separate Account in
    the Beneficial Owner's Name on the Pro-xy Deadline
    and Transferred Back to the Omnibus/nominee Account
    the Day After-the Meeting.                          Non-Voting                Non-Voting
1   Election of Chairperson for the Meeting             Management  For           Voted - For
2   Election of an Individual to Sign the Minutes
    Jointly with the Chairperson                        Management  For           Voted - For
3   Approval of the Notice of the Meeting and Agenda    Management  For           Voted - For
4   Report from the Ceo                                 Non-Voting                Non-Voting


749




     GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    Approval of the Financial Statements and Annual
     Report for 2013 for the Parent Company and Group,
     Including Year-end Allocations                      Management  For           Voted - For
6    Resolution Regarding Distribution of Dividend: in
     Accordance with the Proposal of the Board of
     Directors It Was Resolved to Distribute As Dividend
     for the Accounting Year 2013 Nok 620,548,116, Which
     Provides A Dividend of Nok 6.00 for Each of the
     Company's 103,424,686 Shares. Nok 310,274,058 of
     the Dividend Shall be Distributed to the
     Shareholders Of                                     Management  For           Voted - For
     The Company As of the Date of the General Meeting
     (corresponding to Nok 3.00 Per Share). the Shares
     Shall be Traded Exclusive of Dividend As of 30
     April 2014. Payment of the Dividend Will Take Place
     Within 12 May 2014. Nok 310,274,058 of the Dividend
     (corresponding to Nok 3.00 Per Share, Based on the
     Current Number of Shares in the Company) Shall be
     Distributed to the Shareholders of the Company As
     of 16 October 2014. the Shares Shall be Traded
     Exclusive of Dividend As of 17 October 2014.
     Payment of the Dividend Will Take Place Within 28
     October 2014                                                                  Non-Voting
7    Approval of the Auditor's Fees                      Management  For           Voted - For
8.1  Adoption of the Remuneration to be Paid to Board
     Members: Chairman of the Board                      Management  For           Voted - For
8.2  Adoption of the Remuneration to be Paid to Board
     Members: Members Elected by the Shareholders        Management  For           Voted - For
8.3  Adoption of the Remuneration to be Paid to Board
     Members: Members Elected by the Employees           Management  For           Voted - For
9.1  Election of A New Board of Director: Ib Kunoe
     (chairman)                                          Management  For           Voted - For
9.2  Election of A New Board of Director: Sven Madsen    Management  For           Voted - For
9.3  Election of A New Board of Director: Morten Jurs    Management  For           Voted - For
9.4  Election of A New Board of Director: Kristine M.
     Madsen                                              Management  For           Voted - For
9.5  Election of A New Board of Director: Lisbeth
     Toftkaer Kvan                                       Management  For           Voted - For
10.1 The Board of Director's Declaration and Guideline
     in Accordance with Section 6-16a of the Public
     Limited Liability Companies Act: Guidelines for
     Salaries and Other Remuneration (consultative)      Management  For           Voted - Against
10.2 The Board of Director's Declaration and Guideline
     in Accordance with Section 6-16a of the Public
     Limited Liability Companies Act: Guidelines for
     Allotment of Shares/options                         Management  For           Voted - For
11   The Board of Director's Statement of Business
     Control Pursuant to the Accounting Act's Section
     3-3b                                                Management  For           Voted - For
12   Power of Attorney to the Board of Directors to
     Increase the Share Capital in Connection with the
     Fulfillment of the Company's Share Option Programme Management  For           Voted - Against


750




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
13  Power of Attorney to the Board of Directors to
    Increase the Share Capital Pursuant to Section
    10-14 of the Public Limited Liability Companies Act  Management  For           Voted - For
14  Power of Attorney to the Board of Directors to Buy
    Back Shares in Atea Pursuant to Section 9-4 of the
    Public Limited Liability Companies Act               Management  For           Voted - For
    10 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolutions 9.1 and
    9.5. If You Have Already Sent in Your Votes, Please
    Do N-ot Return This Proxy Form Unless You Decide to
    Amend Your Original Instruction-s. Thank You.        Non-Voting                Non-Voting
AUSTEVOLL SEAFOOD ASA, STOREBO
CUSIP: R0814U100
Meeting Date: 23-May-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
2   Election of Person to Chair the Meeting              Management  For           Voted - For
3   Election of Two Shareholders Present to Co-sign      Management  For           Voted - For
4   Approval of Notice and Agenda                        Management  For           Voted - For
5   Annual Accounts 2013 Auditor's Statement Dividend
    Payment                                              Management  For           Voted - For
6   Report Regarding Corporate Governance                Management  For           Voted - For
7.A Remuneration to the Board Members                    Management  For           Voted - For
7.B Remuneration to the Nomination Committee             Management  For           Voted - For
7.C Remuneration to the Audit Committee                  Management  For           Voted - For
7.D Remuneration to the Auditor                          Management  For           Voted - For
8.1.AElection of Helge Singelstad As Board Member (for 2
    Years)                                               Management  For           Voted - For


751




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.1.BElection of Oddvar Skjegstad As Boards Member (for
    1 Year)                                               Management  For           Voted - For
8.1.CElection of Helge Arvid Mogster As Board Member,
    (for 2 Years)                                         Management  For           Voted - For
8.1.DElection of Inga Lise Lien Moldestad As Board
    Member (for 1 Year)                                   Management  For           Voted - For
8.1.E Election of Siren M. Gronhaug As Board Member (for
    1 Year)                                               Management  For           Voted - For
8.1.F Election of Lill Maren Mogster As Board Member (for
    2 Years)                                              Management  For           Voted - For
8.1.GElection of Leif Teksum As Board Member (for 2
    Years, with Commencement of Service from 1 August,
    2014)                                                 Management  For           Voted - For
8.1.HElection of Helge Singelstad As Chairman             Management  For           Voted - Against
8.1.I Election of Oddvar Skjegstad As Deputy Chairman     Management  For           Voted - For
8.2.AElection of Harald Eikesdal As Nomination Committee  Management  For           Voted - For
8.2.BElection of Anne Sofie Utne As Nomination Committee  Management  For           Voted - For
8.2.CElection of Nils Petter Hollekim As Nomination
    Committee                                             Management  For           Voted - For
9   Authorisation to Increase the Company's Share
    Capital                                               Management  For           Voted - For
10  Authorisation to Buy Own Shares                       Management  For           Voted - For
11  Declaration from the Board on Salaries                Management  For           Voted - Against
BW LPG LTD
CUSIP: G17384101
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   Determination of Dividends/allocation of Profits:
    Usd0.15 Per Share Payable                             Management  For           Voted - For
2   Approval of Changes to the Guidelines of the
    Nomination Committee                                  Management  For           Voted - For
3   Approval of Authorisation of Share Repurchases        Management  For           Voted - For
4   Approval of the Annual Remuneration of the Directors  Management  For           Voted - For
5   Approval of the Annual Remuneration of the
    Nomination Committee Members                          Management  For           Voted - For
6   Election of PricewaterhouseCoopers LLP As
    Independent Auditors of the Company and
    Authorisation of the Board of Directors to Fix
    Their Remuneration                                    Management  For           Voted - For
CERMAQ ASA
CUSIP: R1536Z104
Meeting Date: 11-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A


752




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the Meeting and Registration of
    Shareholders Attending                              Management  For           Voted - For
2   Election of A Person to Chair the Meeting           Management  For           Voted - For
3   Election of One Person to Sign the Minutes Together
    with the Chairman of the Meeting                    Management  For           Voted - For
4   Approval of the Notice Convening the Meeting and
    the Proposed Agenda                                 Management  For           Voted - For
5   Authorisation to Sell Business Area                 Management  For           Voted - Against
Meeting Date: 07-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting


753




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Opening of the Meeting and Registration of
    Shareholders Attending                               Management  For           Voted - For
2   Election of A Person to Chair the Meeting            Management  For           Voted - For
3   Election of One Person to Sign the Minutes Together
    with the Chairman of the Meeting                     Management  For           Voted - For
4   Approval of the Notice Convening the Meeting and
    the Proposed Agenda                                  Management  For           Voted - For
5   Approval of Interim Accounts and Distribution of
    Dividends                                            Management  For           Voted - For
6   Changes to the Articles of Association               Management  For           Voted - For
DET NORSKE OLJESELSKAP ASA, TRONDHEIM
CUSIP: R7173B102
Meeting Date: 07-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
1   Opening of the Meeting by Sverre Skogen, Who Has
    Been Appointed by the Board-of Directors to Open
    the Meeting, Including Taking Attendance of
    Shareholders-present and Proxies                     Non-Voting                Non-Voting
2   Election of A Chairman of the Meeting and A Person
    to Co-sign the Minutes                               Management  For           Voted - For
3   Approval of Notice and Agenda                        Management  For           Voted - For
4   Approval of the Annual Accounts and Annual Report
    for 2013                                             Management  For           Voted - For
5   The Declaration by the Board of Directors on
    Salaries and Other Remuneration to the Management    Management  For           Voted - Against
6   Remuneration to the Company's Auditor for 2012       Management  For           Voted - For
7   Election of the Company's Auditor                    Management  For           Voted - For
8   Remuneration to Corporate Assembly and Board Members Management  For           Voted - For


754




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   Remuneration to Members of the Nomination Committee Management  For           Voted - For
10  Election of Members to the Nomination Committee     Management  For           Voted - For
11  Authorisation to the Board of Directors to Increase
    the Share Capital                                   Management  For           Voted - Against
12  Authorisation to the Board of Directors to Acquire
    Own Shares                                          Management  For           Voted - Against
13  Information Regarding the Company's Operations in
    2013 and Future Prospects                           Non-Voting                Non-Voting
DNB ASA, OSLO
CUSIP: R1812S105
Meeting Date: 24-Apr-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the General Meeting by the Chairman of
    the Supervisory Board                               Non-Voting                Non-Voting
2   Approval of the Notice of the General Meeting and
    the Agenda                                          Management  For           Voted - For
3   Election of A Person to Sign the Minutes of the
    General Meeting Along with the Chairman             Management  For           Voted - For
4   Approval of the 2013 Annual Report and Accounts,
    Including the Distribution of Dividends (the Board
    of Directors Has Proposed A Dividend of Nok 2.70
    Per Share)                                          Management  For           Voted - For
5   Approval of the Auditor's Remuneration              Management  For           Voted - For
6   Election of Ten Members to the Supervisory Board in
    Line with the Recommendation Given: Camilla M.
    Grieg (re-election), Christian Printzell Halvorsen
    (new), Eldbjorg Lower (re-election), Gudrun B.
    Rollefsen (re-election), Gunvor                     Management  For           Voted - For


755




                         GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Ulstein (new), Helge Mogster (re- Election), Lars
    Tronsgaard (new), Randi Eek Thorsen (re-election),
    Toril Eidesvik (re-election), Widar Salbuvik (new).
    in Addition, the Supervisory Board Comprises the
    Following Shareholder-elected Members: Inge
    Andersen, Sondre Gravir, Olejorgen Haslestad, Nalan
    Koc, Thomas Leire, Torild Skogsholm, Merete Smith,
    Stale Svenning, Turid M. Sorensen and Gine Wang                                Non-Voting
7   Election of the Vice-chairman, One Member and One
    Deputy to the Control Committee in Line with the
    Recommendation Given: the General Meeting Approved
    the Election Committee's Proposed Election of Karl
    Olav Hovden As New Vice- Chairman, Ida Helliesen As
    A New Member and Ole Grotting Trasti As A New
    Deputy, with A Term of Office of Up to One Year      Management  For           Voted - For
8   Election of Three Members to the Election Committee
    in Line with the Recommendation Given: the General
    Meeting Approved the Election Committee's Proposed
    Re-election of Camilla M. Grieg and Karl Moursund
    and the Election of Mette Wikborg As A New Member
    of the Election Committee, with A Term of Office of
    Up to Two Years                                      Management  For           Voted - For
9   Approval of Remuneration Rates for Members of the
    Supervisory Board, Control Committee and Election
    Committee in Line with the Recommendation Given      Management  For           Voted - For
10  Authorisation to the Board of Directors for the
    Repurchase of Shares                                 Management  For           Voted - For
11.A Statement from the Board of Directors in Connection
    with Remuneration to Senior Executives: Suggested
    Guidelines (consultative Vote)                       Management  For           Voted - For
11.B Statement from the Board of Directors in Connection
    with Remuneration to Senior Executives: Binding
    Guidelines (presented for Approval)                  Management  For           Voted - For
12  Corporate Governance                                 Management  For           Voted - For
DNO INTERNATIONAL ASA, OSLO
CUSIP: R6007G105
Meeting Date: 05-Jun-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting


756




    GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
2   Election of A Person to Chair the Meeting and A
    Person to Sign the Minutes Together with the
    Chairman of the Meeting: Andreas Mellbye            Management  For           Voted - For
3   Approval of the Notice and the Agenda               Management  For           Voted - For
4   Approval of the Annual Accounts and the Annual
    Report for Dno International Asa and the Group for
    the Financial Year 2013                             Management  For           Voted - For
5   Election of Members of the Nomination Committee:
    the Nomination Committee Proposes That Bijan
    Mossavar-rahmani (chairman), Gunnar Hirsti (member)
    and Kare Tjonneland (member) be Reelected As
    Members of the Nomination Committee, and That Its
    Existing Chairman be Re-elected in That Function,
    in Both Cases for A Period of Two Years             Management  For           Voted - Against
6   Determination of the Remuneration to the Members of
    the Board of Directors, the Audit Committee, the
    Hsse Committee and the Compensation Committee       Management  For           Voted - For
7   Determination of the Remuneration to the Members of
    the Nomination Committee                            Management  For           Voted - For
8   Approval of the Auditor's Fee                       Management  For           Voted - For
9   Consideration of the Board of Directors' Statement
    Regarding the Determination of Salaries and Other
    Remuneration to the Management Pursuant to Section
    6-16a of the Norwegian Public Limited Liability
    Companies Act                                       Management  For           Voted - Against
10  Authorization to the Board of Directors to Increase
    the Share Capital                                   Management  For           Voted - Against
11  Authorization to the Board of Directors to Acquire
    Treasury Shares                                     Management  For           Voted - Against
12  Authorization to the Board of Directors to Issue
    Convertible Bonds                                   Management  For           Voted - For
13  Change of the Company's Name to Dno Asa             Management  For           Voted - For
    28 May 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 28 May to 29 May
    2014. If You Have Already Sent in Your Votes,
    Please Do-not Vote Again Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting


757

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FRED.OLSEN ENERGY ASA, OSLO
CUSIP: R25663106
Meeting Date: 27-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in the Bene-ficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will be
    Temporari-ly Transferred to A Separate Account in
    the Beneficial Owner's Name on the Pro-xy Deadline
    and Transferred Back to the Omnibus/nominee Account
    the Day After-the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
    13 May 2014: Please Note That This is A Revision
    Due to Deletion of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Vote Again Unless
    You Dec-ide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
1   Opening of the Annual General Meeting by the
    Chairman of the Board                               Management  For           Voted - For
2   Election of Chairman for the Meeting and One
    Shareholder to Sign the Minutes Together with the
    Chairman of the Meeting and Approval of the Notice
    of the Meeting and the Agenda                       Management  For           Voted - For
3   Directors' Report and the Annual Accounts for 2013
    for Fred. Olsen Energy Asa Parent Company and
    Consolidated, Hereunder the Board of Director's
    Proposal on Dividend: It is Suggested That an
    Ordinary Dividend of Nok 10 Per Share and an
    Extraordinary Dividend of Nok 10 Per Share is
    Distributed to The                                  Management  For           Voted - For
    Shareholders of the Company As of the Date of the
    Annual General Meeting. Subject to the Annual
    General Meeting Resolving the Proposed Distribution
    of Dividend, the Company's Shares Will be Traded
    Ex. Dividend from and Including 28th May 2014, and
    It is Expected That the Payment Date of Dividend
    Will be on Or About 20th June 2014                                            Non-Voting


758




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Authorization for the Board of Directors to
    Increase the Share Capital of the Company            Management  For           Voted - For
5   Authorization for the Board of Directors to
    Purchase the Company's Own Shares ("treasury
    Shares")                                             Management  For           Voted - For
6   Statement by the Board of Directors on the
    Remuneration of the Senior Management                Management  For           Voted - Against
7   Stipulation of Board of Directors' Fees              Management  For           Voted - For
8   Stipulation of Auditor's Fee                         Management  For           Voted - For
9.1 Election of Board of Director: Oivin Fjeldstad       Management  For           Voted - For
9.2 Election of Board of Director: Stephen Knudtzon
    (deputy)                                             Management  For           Voted - For
GJENSIDIGE FORSIKRING ASA, LYSAKER
CUSIP: R2763X101
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
3   Approval of the Notice of the Meeting and the Agenda Management  For           Voted - For
5   Approval of the Boards Report and Annual Accounts
    for 2013 Including Allocation of the Profit for the
    Year                                                 Management  For           Voted - For
6.A The Boards Statement on the Stipulation of Pay and
    Other Remuneration                                   Management  For           Voted - For
6.B The Boards Guidelines for the Stipulation of
    Remuneration to the Executive Personnel              Management  For           Voted - For
6.C New Guidelines for All Allotment of Shares, Share
    Subscription Rights Etc                              Management  For           Voted - For


759




    GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Authorisation for Acquisition of Own Shares for the
    Share Savings Scheme and Remuneration Scheme for
    Executive Personnel                                   Management  For           Voted - For
8   Authorisation of the Board to Determine
    Distribution of Dividend                              Management  For           Voted - For
9.A.A Election of Bjoern, Benedikte Bettina As Member of
    the Supervisory Board                                 Management  For           Voted - For
9.A.B Election of Daugaard, Knud Peder As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.C Election of Dille, Randi As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.D Election of Frogner, Marit As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.E Election of Hansen, Hanne Solheim As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.FElection of Holtet, Geir As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.G Election of IVersen, Bjoern As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.H Election of Olimb, Paal As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.I Election of Ottestad, John Ove As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.J Election of Petersen, Stephen Adler As Member of
    the Supervisory Board                                 Management  For           Voted - For
9.A.K Election of Stakkeland, Lilly Toennevold As Member
    of the Supervisory Board                              Management  For           Voted - For
9.A.L Election of Stray, Christine As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.M Election of Soefteland, Even As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.N Election of Wold, Terje As Member of the
    Supervisory Board                                     Management  For           Voted - For
9.A.O Election of Kvinlaug, IVar As First Deputy of the
    Supervisory Board                                     Management  For           Voted - For
9.A.PElection of Myhra, Nils-ragnar As Second Deputy
    Member of the Supervisory Board                       Management  For           Voted - For
9.A.Q Election of Roenneberg, Hanne As Third Deputy
    Member of the Supervisory Board                       Management  For           Voted - For
9.A.R Election of Kleiven, Bjoernar As Fourth Deputy
    Member of the Supervisory Board                       Management  For           Voted - For
9.B The General Meetings Proposal for the Supervisory
    Boards Election of Chair, IVersen Bjoern              Management  For           Voted - For
9.C The General Meetings Proposal for the Supervisory
    Boards Election of Deputy Chair, Stray Christine      Management  For           Voted - For
9.D.A Proposal of Steen, Sven IVer As Member to the
    Control Committee (chair)                             Management  For           Voted - For
9.D.B Proposal of Lee, Liselotte Aune As Member to the
    Control Committee (member)                            Management  For           Voted - For
9.D.C Proposal of Stroemme, Hallvard As Member to the
    Control Committee (member)                            Management  For           Voted - For
9.D.D Proposal of Naesseth, Vigdis Myhre As Member to the
    Control Committee (deputy Member)                     Management  For           Voted - For


760




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
9.E.A Proposal of IVersen, Bjoern As Member to the
    Nomination Committee (chair)                        Management    For           Voted - For
9.E.BProposal of Bjoern, Benedikte Bettina As Member to
    the Nomination Committee (member)                   Management    For           Voted - For
9.E.CProposal of Ibsen, Mai-lill As Member to the
    Nomination Committee (member)                       Management    For           Voted - For
9.E.D Proposal of Kvinlaug, IVar As Member to the
    Nomination Committee (member)                       Management    For           Voted - For
9.E.EProposal of Ottestad, John Ove As Member to the
    Nomination Committee (member)                       Management    For           Voted - For
10  Stipulation of Remuneration of Officers of the
    Company                                             Management    For           Voted - For
KVAERNER ASA, OSLO
CUSIP: R38879244
Meeting Date: 10-Oct-13   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                  Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                  Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                  Non-Voting
1   Approval of Notice of Meeting and Agenda            Management    For           Voted - For
2   Election of at Least One Person to Co-sign the
    Minutes                                             Management    For           Voted - For
3   Distribution of Dividend: to Distribute A Dividend
    of Nok 0.58 Per Share                               Management    For           Voted - For


761

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
LEROY SEAFOOD GROUP ASA, BERGEN
CUSIP: R4279D108
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
3   Approval of Notice and Proposed Agenda              Management  For           Voted - For
4   Approval of the Board of Directors' Statement
    Regarding Salaries and Other Remuneration of Senior
    Executives                                          Management  For           Voted - Against
5   Approval of the Annual Report and Accounts of the
    Parent Company and the Consolidated Report and
    Accounts for 2013, Including Distribution of
    Dividend and Remuneration of the Auditor, the Board
    of Directors and the Nomination Committee           Management  For           Voted - For
7.1 Election of Board of Directors and the Nomination
    Committee: Chairman of the Board Helge Singelstad
    (re- Election)                                      Management  For           Voted - Against
7.2 Election of Board of Directors and the Nomination
    Committee: Board Member Arne Mogster (re-election)  Management  For           Voted - Against
7.3 Election of Board of Directors and the Nomination
    Committee: Board Member Marianne Mogster (re-
    Election)                                           Management  For           Voted - Against
7.4 Election of Board of Directors and the Nomination
    Committee: Chairman of the Nomination Committee
    Helge Mogster (re-election)                         Management  For           Voted - For
7.5 Election of Board of Directors and the Nomination
    Committee: Member of the Nomination Committee
    Benedicte Schilbred Fasmer (re-election)            Management  For           Voted - For


762




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.6 Election of Board of Directors and the Nomination
    Committee: Member of the Nomination Committee Aksel
    Linchausen (re-election)                            Management  For           Voted - For
8   The Board's Proposal Regarding Renewal of the
    Board's Authorisation to Purchase the Company's Own
    Shares                                              Management  For           Voted - For
9   The Board's Proposal Regarding Renewal of the
    Board's Authorisation to Increase the Share Capital
    by Issuing New Shares Through Private Placements    Management  For           Voted - For
MARINE HARVEST ASA, BERGEN
CUSIP: R2326D105
Meeting Date: 16-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of A Chairperson and A Person to Sign the
    Minutes Together with the Chairperson               Management  For           Voted - For
2   Approval of the Notice and Proposed Agenda          Management  For           Voted - For
3   Approval of Dividend Payment of Nok 0,05 Per Share  Management  For           Voted - For
Meeting Date: 15-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting


763




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of A Chairperson and A Person to Sign the
    Minutes Together with the Chairperson               Management  For           Voted - For
2   Approval of the Notice and Proposed Agenda          Management  For           Voted - For
3   Distribution of Extraordinary Dividend of Nok 0.075
    Per Share                                           Management  For           Voted - For
4   Authority to Approve the Distribution of Dividends  Management  For           Voted - For
Meeting Date: 20-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of A Chairperson and A Person to Sign the
    Minutes Together with the Chairperson               Management  For           Voted - For
2   Approval of the Notice and Agenda                   Management  For           Voted - For
3   Share Capital Increase to Facilitate Consolidation
    of Shares                                           Management  For           Voted - For
4   Consolidation of the Company's Shares               Management  For           Voted - For


764

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
MARINE HARVEST ASA, BERGEN
CUSIP: R2326D113
Meeting Date: 22-May-14       Meeting Type: Ordinary General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                              Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
     Shares Held in an Omnibus/nominee Account Need to
     be Re-registered in The-beneficial Owners Name to
     be Allowed to Vote at Meetings. Shares Will
     Be-temporarily Transferred to A Separate Account in
     the Beneficial Owner's Name-on the Proxy Deadline
     and Transferred Back to the Omnibus/nominee Account
     The-day After the Meeting.                           Non-Voting                Non-Voting
     Blocking Should Always be Applied, Record Date Or
     Not.                                                 Non-Voting                Non-Voting
1    Election of A Chairperson and A Person to Sign the
     Minutes Together with the Chairperson                Management  For           Voted - For
2    Approval of the Notice and Proposed Agenda           Management  For           Voted - For
3    Briefing on the Business                             Non-Voting                Non-Voting
4    Approval of the Annual Accounts and the Board's
     Annual Report for 2013 for Marine Harvest Asa and
     the Marine Harvest Group, Including Allocation of
     the Result for the Financial Year and Statement
     Regarding Principles for Corporate Governance        Management  For           Voted - For
5    Distribution of Quarterly Dividend, Nok 5 Per Share  Management  For           Voted - For
6    Authority to the Board to Approve the Distribution
     of Dividends                                         Management  For           Voted - For
7    Authority to the Board to Purchase Own Shares        Management  For           Voted - For
8    Authority to the Board to Increase the Share Capital Management  For           Voted - For
9    Authority to the Board to Take Up Convertible Loans  Management  For           Voted - Against
10   Determination of Remuneration to the Members of the
     Board of Directors                                   Management  For           Voted - For
11.1 Election of Director: Tor Olav Troim                 Management  For           Voted - For
11.2 Election of Director: Cecilie Fredriksen             Management  For           Voted - For
11.3 Election of Director: Solveig Strand                 Management  For           Voted - For
11.4 Election of Director: Helene Vibbleus                Management  For           Voted - For
12   Amendment of the Instruction to the Nomination
     Committee                                            Management  For           Voted - For


765




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
13.1 Election of Member to the Nomination Committee:
     Erling Lind                                          Management  For           Voted - For
13.2 Election of Member to the Nomination Committee:
     Arne Hjeltnes                                        Management  For           Voted - For
14   Determination of Remuneration to the Members of the
     Nomination Committee                                 Management  For           Voted - For
15   Approval of Remuneration to the Company's Auditor    Management  For           Voted - For
16.1 Statement on the Determination of Salary and Other
     Remuneration for Senior Executives                   Management  For           Voted - Against
16.2 Approval of Guidelines for Allocation of Options     Management  For           Voted - For
NORSK HYDRO ASA, OSLO
CUSIP: R61115102
Meeting Date: 07-May-14 Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                              Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
     Shares Held in an Omnibus/nominee Account Need to
     be Re-registered in The-beneficial Owners Name to
     be Allowed to Vote at Meetings. Shares Will
     Be-temporarily Transferred to A Separate Account in
     the Beneficial Owner's Name-on the Proxy Deadline
     and Transferred Back to the Omnibus/nominee Account
     The-day After the Meeting.                           Non-Voting                Non-Voting
     Blocking Should Always be Applied, Record Date Or
     Not.                                                 Non-Voting                Non-Voting
1    Approval of the Notice and the Agenda                Management  For           Voted - For
2    Election of One Person to Countersign the Minutes    Management  For           Voted - For
3    Approval of the Financial Statements and the Board
     of Directors' Report for the Financial Year 2013
     for Norsk Hydro Asa and the Group, Including
     Distribution of Dividend: the Board of Directors
     Proposes A Dividend of Nok 0.75 Per Share            Management  For           Voted - For
4    Auditor's Remuneration: It is Requested That the
     Fee for Audit to KPMG As for Norsk Hydro Asa for
     the Financial Year 2013 of Nok 9.151.000 is Approved Management  For           Voted - For
5    Statement on Corporate Governance in Accordance
     with Section 3-3b of the Norwegian Accounting Act    Management  For           Voted - For
6    Guidelines for Remuneration to the Executive
     Management                                           Management  For           Voted - For


766




      GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.i   Update of the Articles of Association: Section 5    Management  For           Voted - For
7.ii  Update of the Articles of Association: Section 5a   Management  For           Voted - For
7.iii Update of the Articles of Association: Section 7    Management  For           Voted - For
7.iv  Update of the Articles of Association: Section 9    Management  For           Voted - For
8.i   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Leif Teksum                        Management  For           Voted - For
8.ii  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Idar Kreutzer                      Management  For           Voted - For
8.iii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Sten-arthur Saelor                 Management  For           Voted - For
8.iv  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Anne-margrethe Firing              Management  For           Voted - For
8.v   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Terje Venold                       Management  For           Voted - For
8.vi  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Unni Steinsmo                      Management  For           Voted - For
8.vii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Tove Wangensten                    Management  For           Voted - For
8viii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Anne Kverneland Bogsnes            Management  For           Voted - For
8.ix  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Birger Solberg                     Management  For           Voted - For
8.x   Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Susanne Munch Thore                Management  For           Voted - For
8.xi  Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Nils Bastiansen                    Management  For           Voted - For
8.xii Election of Member of the Corporate Assembly for A
      Period of Two Years Until the Annual General
      Meeting in 2016: Shahzad Abid                       Management  For           Voted - For
8xiii Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Jan Fredrik Meling                 Management  For           Voted - For
8.xiv Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Ylva Lindberg                      Management  For           Voted - For
8.xv  Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Berit Ledel Henriksen              Management  For           Voted - For
8.xvi Election of Deputy Member of the Corporate Assembly
      for A Period of Two Years Until the Annual General
      Meeting in 2016: Jorunn Saetre                      Management  For           Voted - For


767




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
9.i   Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Leif Teksum                        Management  For           Voted - For
9.ii  Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Terje Venold                       Management  For           Voted - For
9.iii Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Mette I. Wikborg                   Management  For           Voted - For
9.iv  Election of Member of the Nomination Committee for
      A Period of Two Years Until the Annual General
      Meeting in 2016: Susanne Munch Thore                Management  For           Voted - For
10.1  Remuneration for the Member of the Corporate
      Assembly: Chair, Annual Compensation of Nok 100,900
      (from Nok 98,000), in Addition to Nok 7,300 Per
      Meeting Where the Chair is Present; and Deputy
      Chair/member/deputy Member, Nok 7,300 Per Meeting
      Where the Respective Member is Present (from Nok
      7,100). These Fees Were Adjusted Most Recently in
      2013                                                Management  For           Voted - For
10.2  Remuneration for the Members of the Nomination
      Committee: Remuneration Per Meeting: Chair, Nok
      7,100 Per Meeting Where the Chair is Present (from
      Nok 6,300); and the Other Members of the Nomination
      Committee, Nok 5,700 Per Meeting Where the
      Respective Member is Present (from Nok 4,800).
      These Fees Were Adjusted Most Recently in 2013      Management  For           Voted - For
NORWEGIAN AIR SHUTTLE ASA, FORNEBU
CUSIP: R63179106
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
      Important Market Processing Requirement: A
      Beneficial Owner Signed Power of At-torney (poa) is
      Required in Order to Lodge and Execute Your Voting
      Instruction-s in This Market. Absence of A Poa, May
      Cause Your Instructions to be Rejected-. If You
      Have Any Questions, Please Contact Your Client
      Service Representative                              Non-Voting                Non-Voting
      Market Rules Require Disclosure of Beneficial Owner
      Information for All Voted-accounts. If an Account
      Has Multiple Beneficial Owners, You Will Need to
      Provi-de the Breakdown of Each Beneficial Owner
      Name, Address and Share Position To-your Client
      Service Representative. This Information is
      Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
      Shares Held in an Omnibus/nominee Account Need to
      be Re-registered in the Bene-ficial Owners Name to
      be Allowed to Vote at Meetings. Shares Will be
      Temporari-ly Transferred to A Separate Account in
      the Beneficial Owner's Name on the Pro-xy Deadline
      and Transferred Back to the Omnibus/nominee Account
      the Day After-the Meeting.                          Non-Voting                Non-Voting


768




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the General Meeting by the Chairman of
    the Board, Bjorn H. Kise                            Management  For           Voted - For
2   Election of A Meeting Chairperson                   Management  For           Voted - For
3   Election of Person to Co-sign the Minutes Together
    with the Chairperson                                Management  For           Voted - For
4   Approval of the Notice and the Agenda               Management  For           Voted - For
5   The Management's Report on the State of the Company Management  For           Voted - For
6   The Management's Statement Regarding Corporate
    Governance Principles                               Management  For           Voted - For
7   Approval of the Annual Report and Annual Accounts
    for 2014. the Board Recommends That No Dividend be
    Paid                                                Management  For           Voted - For
8   The Board of Directors Statement on the Management
    Compensation Policy                                 Management  For           Voted - Against
9   Election/re-election of Board Members: the Board
    Members for Re- Election Are: Bjorn H. Kise, in
    Addition the Committee Recommends Electing
    Benedicte Schilbred Fasmer As A New Board Member.
    It is Proposed That Ms Fasmer Relieves Ms Marianne
    Wergeland Jenssen Who Has Served the Board for
    Seven Years                                         Management  For           Voted - Against
10  Election/re-election of Members of the Election
    Committee: the Committee Members Proposed for Re-
    Election Are: Geir Tjetland, Inga Lise Lien
    Moldestad and Sven Fermann Hermansen                Management  For           Voted - For
11  Fees for Members of the Board                       Management  For           Voted - For
12  Fees for the Auditor                                Management  For           Voted - Against
13  Authorisation of the Board of Directors to Acquire
    Treasury Shares                                     Management  For           Voted - For
14  Authorisation of the Board of Directors to Increase
    the Company's Share Capital                         Management  For           Voted - For
15  Authorization of Fourteen Day Notice for
    Extraordinary General Meetings                      Management  For           Voted - Against
OPERA SOFTWARE ASA
CUSIP: R6664U108
Meeting Date: 03-Jun-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client


769




     GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
     Shares Held in an Omnibus/nominee Account Need to
     be Re-registered in The-beneficial Owners Name to
     be Allowed to Vote at Meetings. Shares Will
     Be-temporarily Transferred to A Separate Account in
     the Beneficial Owner's Name-on the Proxy Deadline
     and Transferred Back to the Omnibus/nominee Account
     The-day After the Meeting.                          Non-Voting                Non-Voting
     Blocking Should Always be Applied, Record Date Or
     Not.                                                Non-Voting                Non-Voting
1    Opening by the Chairman of the Board - Registration
     of Attending Shareholder                            Non-Voting                Non-Voting
2    Election of Chairperson for the Meeting
     :attorney-at-law Geir Evenshaug                     Management  For           Voted - For
3    Approval of the Calling Notice and the Agenda       Management  For           Voted - For
4    Election of Person to Counter-sign the Minutes      Management  For           Voted - For
5    Approval of the Financial Statements and Annual
     Report for 2013                                     Management  For           Voted - For
6    Approval of Dividends for 2013 :nok 0.24 Per Share  Management  For           Voted - For
7    Approval of Group Contribution to Opera Software
     International As                                    Management  For           Voted - For
8    Approval of the Auditor's Fee for 2013              Management  For           Voted - For
9    Corporate Governance Statement                      Non-Voting                Non-Voting
10.1 Approval of Board Members' Remuneration: Fixed
     Remuneration                                        Management  For           Voted - For
10.2 Approval of Board Members' Remuneration:
     Remuneration Participating Committees               Management  For           Voted - For
11   Approval of Remuneration to the Members of the
     Nomination Committee                                Management  For           Voted - For
12   Board Authorization to Acquire Own Shares           Management  For           Voted - For
13.1 Board Authorization to Increase the Share Capital
     by Issuance of New Shares : Authorization Regarding
     Employees' Incentive Program                        Management  For           Voted - For
13.2 Board Authorization to Increase the Share Capital
     by Issuance of New Shares : Authorization Regarding
     Acquisitions                                        Management  For           Voted - For
14.1 Election of Board of Director: Sverre Munck         Management  For           Voted - For
14.2 Election of Board of Director: Andre Christensen    Management  For           Voted - For
14.3 Election of Board of Director: Sophia Bendz         Management  For           Voted - For
14.4 Election of Board of Director: Audun W. IVersen     Management  For           Voted - For
14.5 Election of Board of Director: Marianne H. Blystad  Management  For           Voted - For
14.6 Election of Board of Director: Kari Stautland       Management  For           Voted - For
15   Declaration from the Board Regarding Remuneration
     Principles for Executive Team                       Management  For           Voted - For
16   Approval of New Employee Incentive Scheme           Management  For           Voted - For
17   Calling Notice Extraordinary General Meeting        Management  For           Voted - Against
18   Closing                                             Non-Voting                Non-Voting


770




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
ORKLA ASA, OSLO
CUSIP: R67787102
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
      Important Market Processing Requirement: A
      Beneficial Owner Signed Power Of-attorney (poa) is
      Required in Order to Lodge and Execute Your
      Voting-instructions in This Market. Absence of A
      Poa, May Cause Your Instructions To-be Rejected. If
      You Have Any Questions, Please Contact Your Client
      Service- Representative                             Non-Voting                Non-Voting
      Market Rules Require Disclosure of Beneficial Owner
      Information for All Voted-accounts. If an Account
      Has Multiple Beneficial Owners, You Will Need
      To-provide the Breakdown of Each Beneficial Owner
      Name, Address and Share-position to Your Client
      Service Representative. This Information is
      Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
      Shares Held in an Omnibus/nominee Account Need to
      be Re-registered in The-beneficial Owners Name to
      be Allowed to Vote at Meetings. Shares Will
      Be-temporarily Transferred to A Separate Account in
      the Beneficial Owner's Name-on the Proxy Deadline
      and Transferred Back to the Omnibus/nominee Account
      The-day After the Meeting.                          Non-Voting                Non-Voting
      Blocking Should Always be Applied, Record Date Or
      Not.                                                Non-Voting                Non-Voting
1     Opening of the Meeting by the Chair of the Board of
      Directors and Election of the Meeting Chair. the
      Board of Directors Proposes That Idar Kreutzer be
      Elected As Meeting Chair                            Management  For           Voted - For
2     Approval of the Financial Statements for 2013 for
      Orkla Asa and the Orkla Group and the Annual Report
      of the Board of Directors, Including Approval of A
      Share Dividend for 2013 of Nok 2.50 Per Share,
      Except for Shares Owned by the Group                Management  For           Voted - For
3.2   Advisory Approval of the Board of Directors'
      Statement of Guidelines for the Pay and Other
      Remuneration of the Executive Management in the
      Coming Financial Year                               Management  For           Voted - Against
3.3   Approval of Guidelines for Share-related Incentive
      Arrangements in the Coming Financial Year           Management  For           Voted - For
5.ii  Authorisation to Acquire Treasury Shares to be
      Utilised to Fulfil Existing Employee Incentive
      Arrangements and Incentive Arrangements Adopted by
      the General Meeting in Accordance with Item 3.3 of
      the Agenda                                          Management  For           Voted - For
5.iii Authorisation to Acquire Treasury Shares for
      Cancellation                                        Management  For           Voted - For
6     Minimum Notice of an Extraordinary General Meeting  Management  For           Voted - Against
7.1   Election of Member of the Board of Directors: Stein
      Erik Hagen                                          Management  For           Voted - For


771




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
7.2 Election of Member of the Board of Directors: Grace
    Reksten Skaugen                                     Management    For           Voted - Against
7.3 Election of Member of the Board of Directors: Jo
    Lunder                                              Management    For           Voted - For
7.4 Election of Member of the Board of Directors:
    Ingrid Jonasson Blank                               Management    For           Voted - Against
7.5 Election of Member of the Board of Directors:
    Lisbeth Valther Pallesen                            Management    For           Voted - Against
7.6 Election of Member of the Board of Directors: Lars
    Dahlgren                                            Management    For           Voted - For
7.7 Election of Member of the Board of Directors: Nils
    Selte                                               Management    For           Voted - For
8.1 Election of the Chair of the Board of Directors:
    Stein Erik Hagen                                    Management    For           Voted - For
8.2 Election of the Deputy Chair of the Board of
    Directors: Grace Reksten Skaugen                    Management    For           Voted - Against
9.1 Election of Member of the Nomination Committee:
    Leiv Askvig                                         Management    For           Voted - For
9.2 Election of Member of the Nomination Committee:
    Anders Christian Stray Ryssdal                      Management    For           Voted - For
9.3 Election of Member of the Nomination Committee:
    Karin Bing Orgland                                  Management    For           Voted - For
10  Election of the Chair of the Nomination Committee   Management    For           Voted - For
11  Remuneration of Members of the Board of Directors   Management    For           Voted - For
12  Approval of the Auditor's Fee                       Management    For           Voted - For
PETROLEUM GEO-SERVICES ASA, LYSAKER
CUSIP: R69628114
Meeting Date: 21-Nov-13   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                  Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                  Non-Voting


772




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of One Person to Countersign the Minutes   Management  For           Voted - For
2.1 Election of New Director to the Board: Anne Grethe
    Dalane                                              Management  For           Voted - For
2.2 Election of New Director to the Board: Walter Qvam  Management  For           Voted - For
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Approval of the Calling Notice and Agenda           Management  For           Voted - For
2   Election of Person to Countersign the Minutes       Management  For           Voted - For
3   Approval of the Directors' Report and Financial
    Statements of Petroleum Geoservices Asa and the
    Group for 2013                                      Management  For           Voted - For
4   Approval of Dividends for 2013: the Board Proposes
    A Dividend Payment for 2013 of Nok 2.30 Per Share   Management  For           Voted - For
5   Approval of the Auditor's Fee for 2013              Management  For           Voted - For
6   Election of New External Auditor: Ernst & Young As,
    in Oslo                                             Management  For           Voted - For
7.1 Election of Francis Robert Gugen (chairperson) As
    Member to the Board of Directors                    Management  For           Voted - For
7.2 Election of Harald Norvik (vice Chairperson) As
    Member to the Board of Directors                    Management  For           Voted - For
7.3 Election of Daniel J. Piette As Member to the Board
    of Directors                                        Management  For           Voted - For
7.4 Election of Holly Van Deursen As Member to the
    Board of Directors                                  Management  For           Voted - For
7.5 Election of Carol Bell As Member to the Board of
    Directors                                           Management  For           Voted - For


773




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.6  Election of Ingar Skaug As Member to the Board of
     Directors                                            Management  For           Voted - For
7.7  Election of Anne Grethe Dalane As Member to the
     Board of Directors                                   Management  For           Voted - For
7.8  Election of Walter Qvam As Member to the Board of
     Directors                                            Management  For           Voted - For
8.1  Nomination Committee-election of Member: Roger
     O'neil (chairperson)                                 Management  For           Voted - For
8.2  Nomination Committee-election of Member: C. Maury
     Devine                                               Management  For           Voted - For
8.3  Nomination Committee-election of Member: Hanne
     Harlem                                               Management  For           Voted - For
9.1  Motion to Approve Board Members' and Nomination
     Committee Members' Fees                              Management  For           Voted - For
9.2  Motion to Approve the Principles for the
     Shareholder Elected Board Members' Fees for the
     Period 8 May 2014 to the Annual General Meeting 2015 Management  For           Voted - For
9.3  Motion to Approve the Principles for the Fees for
     the Members of the Nomination Committee for the
     Period 8 May 2014 to the Annual General Meeting 2015 Management  For           Voted - For
10   Authorization to Acquire Treasury Shares             Management  For           Voted - For
11   Statement from the Board Regarding Remuneration
     Principles for Senior Executives                     Management  For           Voted - For
12   Approval of Performance Based Restricted Stock Plan  Management  For           Voted - For
13.1 General Authorization to Issue New Shares            Management  For           Voted - For
13.2 Authorization to Issue New Shares in Connection
     with Existing Share Option Programs                  Management  For           Voted - For
14   Motion to Authorize the Company's Board of
     Directors to Issue Convertible Loans                 Management  For           Voted - For
15   Indemnification of Board of Directors and Ceo        Management  For           Voted - For
16   Corporate Governance Statement                       Non-Voting                Non-Voting
PROSAFE SE, LARNACA
CUSIP: M8175T104
Meeting Date: 28-May-14   Meeting Type: Annual General Meeting
1    Election of the Chair of the Meeting                 Management  For           Voted - For
2    Approval of the Notice of Meeting and Agenda         Management  For           Voted - For
3    Approval of the Report of the Board of Directors     Management  For           Voted - For
4    Approval of the Annual Financial Statements for the
     Year Ended 31 December 2013                          Management  For           Voted - For
5    Approval of the Report of the Auditors on the
     Annual Financial Statements for the Year Ended 31
     December 2013                                        Management  For           Voted - For
6.1  Election of Director: Ronny Johan Langeland
     (chairman)                                           Management  For           Voted - For
6.2  Election of Director:: Christian Brinch (for A
     Period of One Year)                                  Management  For           Voted - For
6.3  Election of Director: Nancy Ch. Erotocritou          Management  For           Voted - For
6.4  Election of Director: Tasos Ziziros                  Management  For           Voted - For


774

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Approval of the Remuneration of the Directors       Management  For           Voted - For
8   Approval of the Remuneration of the Members of the
    Election Committee                                  Management  For           Voted - For
9   Re-appointment of Ernst & Young Cyprus Limited As
    Auditors of Prosafe Se                              Management  For           Voted - For
10  Approval of the Remuneration of the Auditors (usd
    341,000 Audit Fees and Usd 33,000 Fees for Other
    Services                                            Management  For           Voted - For
11  Authorisation of the Board of Directors to
    Implement the Acquisition by Prosafe Se of Up to
    10% of the Allotted Shares of Prosafe Se at A
    Purchase Price to be Determined by the Board of
    Directors But Not Exceeding Nok 75 Per Share, Such
    Authorisation to be Valid for 12 Months from 28 May
    2014                                                Management  For           Voted - For
12.A Revoking Existing Authorisation to the Board of
    Directors to Issue and Allot Shares for the Purpose
    of A Private Placing and A Cash Issue. Authorising
    of the Board of Directors of Prosafe Se to Issue
    and Allot Up to 23,597,305 Ordinary Shares of
    Prosafe Se in Accordance with the Articles of
    Association of Prosafe Se. the Authorisation May be
    Used for the Purpose of I) A Private Placing by
    Using Shares in Prosafe Se As Consideration in
    Connection with an Acquisition by Prosafe Se of Any Management  For           Voted - For
    Business Or Asset Relevant to Prosafe Se's Current
    Business Or II) A Cash Issue. the Board of
    Directors May Determine All the Terms of
    Subscription, Including Without Limit the
    Subscription Price. Such Authorisation to be Valid
    for 12 Months from 28 May 2014                                                Non-Voting
12.B Provided That the General Meeting Votes in Favour
    of 12a, the Board of Directors Proposes That the
    General Meeting Also Excludes the Existing
    Shareholders' Preferential Rights When It Comes to
    the Following Part of the Resolution Proposed Under
    12a. II) A Cash Issue                               Management  For           Voted - For
13  Revoking Existing Authorisation to the Board of
    Directors to Issue and Allot Shares for the Purpose
    of A Bond Loan. Authorising of the Board of
    Directors of Prosafe Se to Issue and Allot Up to
    23,597,305 Ordinary Shares of Prosafe Se in
    Accordance with the Articles of Association of
    Prosafe Se. the Authorisation May be Used for the
    Purpose of Obtaining A Convertible Bond Loan. the
    Authorisation May be Used for the Purpose of
    Issuing New Shares to Holders of Convertible Bonds
    Issued by Prosafe Se. the Existing Shareholders'
    Preferential Right to Subscribe for New Shares
    Shall be Excluded by the General Meeting. Such
    Authorisation to be Valid for 5 Years from 28 May
    2014                                                Management  For           Voted - For
    08 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 1. If
    You Have Already Sent in Your Votes, Please Do Not


775




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Vote Ag-ain Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
REC SILICON ASA, SANDVIKA
CUSIP: R7154S108
Meeting Date: 12-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
2   Election of Chairman of the Meeting and
    Co-signatory : Thomas Aanmoen is Elected to Chair
    the Meeting. Pal Elstad is Elected to Co-sign the
    Minutes                                             Management  For           Voted - For
3   Approval of Notice and Agenda                       Management  For           Voted - For
4   Remuneration of Directors and Nomination Committee  Management  For           Voted - For
5   Approval of Auditor's Remuneration                  Management  For           Voted - For
6   Approval of 2013 Financial Statements and
    Directors' Report                                   Management  For           Voted - For
7.1 Advisory Vote Regarding Compensation to Leading
    Employees                                           Management  For           Voted - Against
7.2 Approval of Statement Regarding Incentive Plans     Management  For           Voted - For
8.1 Authorization to Issue Shares for Investments,
    Mergers and Acquisitions                            Management  For           Voted - For
8.2 Authorization to Issue Shares for Effectuation of
    Mandatory Share Issues Or Consolidation of Shares   Management  For           Voted - For
8.3 Authorization to Issue Shares to Provide Financial
    Flexibility                                         Management  For           Voted - For
9.1 Authorization to Acquire Treasury Shares in
    Connection with Share Option Program for Employees  Management  For           Voted - For
9.2 Authorization to Acquire Treasury Shares to
    Increase Return for Shareholders                    Management  For           Voted - For


776




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Election of Members to the Board of Directors:
    Jens Ulltveit-moe, Espen Klitzing, Ragnhild
    Wiborg, Erik Lokke-owre, Inger Berg Orstavik        Management  For           Voted - Against
11  Election of Members to the Nomination Committee:
    "karen Helene Ulltveit-moe is Elected As A Member
    of the Nomination Committee for Two Years and Rune
    Selmar is Re-elected As A Member of the Nomination
    Committee for A Period of Two Years. Live Haukvik
    Aker is Re-elected As A Member of the Nomination
    Committee for A Period of One Year. Rune Selmar is
    Elected As the Chairman of the Nomination
    Committee."                                         Management  For           Voted - For
    29 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 2 and
    Receipt of Record Date. If You Have Already Sent in
    Your Vo-tes, Please Do Not Vote Again Unless You
    Decide to Amend Your Original Instruc-tions. Thank
    You                                                 Non-Voting                Non-Voting
SCHIBSTED ASA, OSLO
CUSIP: R75677105
Meeting Date: 07-May-14   Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of the Chair                               Management  For           Voted - For
2   Approval of the Notice of the General Meeting and
    Agenda                                              Management  For           Voted - For
3   Election of Two Representatives to Sign the Minutes
    of the General Meeting Together with the Chair      Management  For           Voted - For


777




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Approval of the Financial Statements for 2013 for
    Schibsted Asa and the Schibsted Group, Including
    the Board of Directors' Report for 2013             Management  For           Voted - For
5   Approval of the Board's Proposal Regarding Share
    Dividend for 2013                                   Management  For           Voted - For
6   Approval of the Auditor's Fee for 2013              Management  For           Voted - For
7   Extension of the Board's Authorization to Buy Back
    Shares Until the Annual General Meeting in 2015     Management  For           Voted - Against
8   The Nomination Committee's Report on Its Work
    During the 2013-2014 Period                         Non-Voting                Non-Voting
9   The Board of Directors' Declaration Regarding the
    Determination of Salary and Other Remuneration to
    Managers of Schibsted Asa in Accordance with
    Section 6-16 (a) of the Norwegian Public Limited
    Companies Act                                       Management  For           Voted - For
10  Election of Shareholder-elected Directors           Management  For           Voted - For
11  The Nomination Committee's Proposals Regarding
    Directors' Fees, Etc.                               Management  For           Voted - For
12  The Nomination Committee-fees                       Management  For           Voted - For
13  Granting of Authorization to the Board to
    Administrate Some of the Protection Inherent in
    Article 7 of the Articles of Association            Management  For           Voted - For
SEADRILL LIMITED, HAMILTON
CUSIP: G7945E105
Meeting Date: 20-Sep-13   Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Change
    in Blocking Conditions. If Y-ou Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form


778




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
1   To Re-elect John Fredriksen As A Director of the
    Company                                              Management  For           Voted - For
2   To Re-elect Tor Olav Troim As A Director of the
    Company                                              Management  For           Voted - For
3   To Re-elect Kate Blankenship As A Director of the
    Company                                              Management  For           Voted - For
4   To Re-elect Kathrine Fredriksen As A Director of
    the Company                                          Management  For           Voted - For
5   To Re-elect Carl Erik Steen As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Bert Bekker As A Director of the Company Management  For           Voted - For
7   To Re-elect Paul Leand Jr As A Director of the
    Company                                              Management  For           Voted - For
8   To Amend the Company's Bye-laws Numbers 57a, 89,
    93b, 103, 104, 105, 106a, 110 and 111                Management  For           Voted - Against
9   To Appoint PricewaterhouseCoopers LLP, As Auditor
    and to Authorize the Directors to Determine Their
    Remuneration                                         Management  For           Voted - For
10  To Approve the Remuneration of the Company's Board
    of Directors of A Total Amount of Fees Not to
    Exceed Usd 1.500.000 for the Year Ended December
    31, 2013                                             Management  For           Voted - Against
SPAREBANK 1 SR-BANK ASA, STAVANGER
CUSIP: R8T70X105
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting


779




    GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Opening of the General Meeting by the Chairman      Non-Voting                Non-Voting
2   Presentation of List of Attending Shareholders and
    Authorized Representatives                          Non-Voting                Non-Voting
3   Approval of the Notice and the Agenda               Management  For           Voted - For
4   Election of One Person to Sign the Minutes of the
    General Meeting with the Chairman                   Management  For           Voted - For
5   Approval of the Annual Report and Accounts for
    2013, Including the Allocation of Profits           Management  For           Voted - For
6   Approval of Auditor's Fee                           Management  For           Voted - For
7   Statement by the Board in Connection with
    Remuneration to Senior Executives                   Management  For           Voted - For
8   Amendments                                          Management  For           Voted - For
9   Election of One Member and One Deputy Member of the
    Audit Committee:the Nomination Committee, Which
    Consists of Einar Risa, Trygve Jacobsen, Hilde
    Lekven, Helge Baastad and Thomas Fjelldal Gaarder
    Unanimously Proposes: Egil Fjogstad, Member
    (re-election), Solvi L. Nordtveit, Deputy Member
    (re- Election)                                      Management  For           Abstain
10  Election of Chair, 10 Members and Five Deputy
    Members to the Supervisory Board : the Nomination
    Committee, Which Consists of Einar Risa, Trygve
    Jacobsen, Hilde Lekven, Helge Baastad and Thomas
    Fjelldal Gaarder Unanimously Proposes: Arvid
    Langeland, Jorpeland (re-election) Egil Fjogstad,
    As Clipper, Stavanger (re-election), Hanne Eik,
    Stavanger (re-election), Jan Atle Toft, Stavanger
    (re-election), Leif Inge Sletheim, Sola
    (re-election), Leif Sigurd Fisketjon, Egersund (re-
    Election), Jorgen Ringdal. Gjensidige Forsikring
    Asa, Oslo (re-election), Terje Vareberg, Stavanger
    (re- Election), Tore Heggheim, Sparebankstiftelsen
    Sr-bank, Stavanger (new), Per Sekse, Sandnes (new)
    and for Re-election/election of the Following 5
    Deputy Members to the Supervisory Board for A Two
    Year Period Up to the 2015 Agm. Einar Karsten Ask
    Contd                                               Management  For           Voted - For
    Contd Rennesoy (re-election) Grethe Sissel Strom,
    Stavanger (re- Election),-mari Rege,
    Sparebankstiftelsen Sr-bank, Stavanger
    (re-election), Staale- Grunde Haaland, Kverneland
    (re- Election), Synnove Solbakken,-
    Sparebankstiftelsen Kvinnherad, Valen (re-election) Non-Voting                Non-Voting
11  Election of Chair and Two Members of the Audit
    Committee: Chairman: Per Sekse, Sandnes, Members:
    Helge Leiro Baastad, Gjensidige Forsikring Asa,
    Oslo (re-election); Hilde Lekven,
    Sparebankstiftelsen Sr-bank, Bergen (re-election)   Management  For           Voted - Against
12  Authorization to Acquire Own Shares and to Pledge
    As Security Own Shares                              Management  For           Voted - For
13  Authorization Hybrid Tier 1 Capital and
    Subordinated Loans                                  Management  For           Voted - For


780

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
STATOIL ASA, STAVANGER
CUSIP: R8413J103
Meeting Date: 14-May-14    Meeting Type: Annual General Meeting
    Please Note That This is Amendment to Mid 258962
    Due to Change in Directors' N-ame in Resolution
    12.l. All Votes Received on the Previous Meeting
    Will be Dis-regarded and You Will Need to
    Reinstruct on This Meeting Notice. Thank You.       Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in the Bene-ficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will be
    Temporari-ly Transferred to A Separate Account in
    the Beneficial Owner's Name on the Pro-xy Deadline
    and Transferred Back to the Omnibus/nominee Account
    the Day After-the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
    Please Note That the Board of Directors Recommends
    the General Meeting to Vote-against the Shareholder
    Proposals: 7, 8 and 19                              Non-Voting                Non-Voting
3   Election of Chair for the Meeting: Olaug Svarva     Management  For           Voted - For
4   Approval of the Notice and the Agenda               Management  For           Voted - For
5   Election of Two Persons to Co-sign the Minutes
    Together with the Chair of the Meeting              Management  For           Voted - For
6   Approval of the Annual Report and Accounts for
    Statoil Asa and the Statoil Group for 2013,
    Including the Board of Directors' Proposal for
    Distribution of Dividend: the Board of Directors
    Proposes A Total Dividend of Nok 7.00 Per Share for
    2013. the Dividend Accrues to the Shareholders As
    of 14 May 2014, with Expected Dividend Payment on
    28 May 2014                                         Management  For           Voted - For
7   Proposal Submitted by A Shareholder Regarding
    Statoil's Activities in Canada                      Shareholder Against       Voted - Against
8   Proposal Submitted by A Shareholder Regarding
    Statoil's Activities in the Arctic                  Shareholder Against       Voted - Against
9   Report on Corporate Governance                      Management  For           Voted - For


781




     GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10   Declaration on Stipulation of Salary and Other
     Remuneration for Executive Management               Management  For           Voted - Against
11   Approval of Remuneration for the Company's External
     Auditor for 2013                                    Management  For           Voted - For
12.A Election of Member to the Corporate Assembly:
     Member Olaug Svarva (re- Election, Nominated As
     Chair)                                              Management  For           Voted - For
12.B Election of Member to the Corporate Assembly:
     Member Idar Kreutzer (re- Election, Nominated As
     Deputy Chair)                                       Management  For           Voted - For
12.C Election of Member to the Corporate Assembly:
     Member Karin Aslaksen (re- Election)                Management  For           Voted - For
12.D Election of Member to the Corporate Assembly:
     Member Greger Mannsverk (re-election)               Management  For           Voted - For
12.E Election of Member to the Corporate Assembly:
     Member Steinar Olsen (re- Election)                 Management  For           Voted - For
12.F Election of Member to the Corporate Assembly:
     Member Ingvald Strommen (re-election)               Management  For           Voted - For
12.G Election of Member to the Corporate Assembly:
     Member Rune Bjerke (re- Election)                   Management  For           Voted - For
12.H Election of Member to the Corporate Assembly:
     Member Siri Kalvig (re- Election)                   Management  For           Voted - For
12.I Election of Member to the Corporate Assembly:
     Member Barbro Haetta (re- Election)                 Management  For           Voted - For
12.J Election of Member to the Corporate Assembly:
     Member Terje Venold (new Election)                  Management  For           Voted - For
12.K Election of Member to the Corporate Assembly:
     Member Tone Lunde Bakker (new Election)             Management  For           Voted - For
12.L Election of Member to the Corporate Assembly:
     Member Kjersti Kleven (new Member)                  Management  For           Voted - For
12.1 Election of Member to the Corporate Assembly:
     Deputy Member: Arthur Sletteberg (re-election)      Management  For           Voted - For
12.2 Election of Member to the Corporate Assembly:
     Deputy Member: Bassim Haj (re-election)             Management  For           Voted - For
12.3 Election of Member to the Corporate Assembly:
     Deputy Member: Nina Kivijervi Jonassen (new
     Election)                                           Management  For           Voted - For
12.4 Election of Member to the Corporate Assembly:
     Deputy Member: Birgitte Vartdal (new Election)      Management  For           Voted - For
13   Determination of Remuneration for the Corporate
     Assembly                                            Management  For           Voted - For
14.A Election of Member to the Nomination Committee:
     Chair Olaug Svarva (re- Election)                   Management  For           Voted - For
14.B Election of Member to the Nomination Committee:
     Member Tom Rathke (re- Election)                    Management  For           Voted - For
14.C Election of Member to the Nomination Committee:
     Member Elisabeth Berge with Personal Deputy Member
     Johan A. Alstad (re-election)                       Management  For           Voted - For
14.D Election of Member to the Nomination Committee:
     Member Tone Lunde Bakker (new Election)             Management  For           Voted - For
15   Determination of Remuneration for the Nomination
     Committee                                           Management  For           Voted - For


782




                          GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
16   Authorisation to Distribute Dividend Based on
     Approved Annual Accounts for 2013                    Management  For           Voted - For
17   Authorisation to Acquire Statoil Asa Shares in the
     Market in Order to Continue Operation of the Share
     Saving Plan for Employees                            Management  For           Voted - For
18   Authorisation to Acquire Statoil Asa Shares in the
     Market for Subsequent Annulment                      Management  For           Voted - For
19   Proposal Submitted by A Shareholder Regarding
     Statoil's Activities                                 Shareholder Against       Voted - Against
STOREBRAND ASA, OSLO
CUSIP: R85746106
Meeting Date: 09-Apr-14   Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                              Non-Voting                Non-Voting
     Market Rules Require Disclosure of Beneficial Owner
     Information for All Voted-accounts. If an Account
     Has Multiple Beneficial Owners, You Will Need
     To-provide the Breakdown of Each Beneficial Owner
     Name, Address and Share-position to Your Client
     Service Representative. This Information is
     Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
     Shares Held in an Omnibus/nominee Account Need to
     be Re-registered in The-beneficial Owners Name to
     be Allowed to Vote at Meetings. Shares Will
     Be-temporarily Transferred to A Separate Account in
     the Beneficial Owner's Name-on the Proxy Deadline
     and Transferred Back to the Omnibus/nominee Account
     The-day After the Meeting.                           Non-Voting                Non-Voting
3    Approval of Meeting Notice and Agenda                Management  For           Voted - For
6    Approval of the Annual Report and Financial
     Statements, Including Application of the Year Result Management  For           Voted - For
7    Corporate Governance Report                          Management  For           Voted - For
8    The Board of Directors' Statement on Executive
     Remuneration                                         Management  For           Voted - For
9    Authorisation for the Board of Directors to Acquire
     Treasury Shares                                      Management  For           Voted - For
10   Authorisation for the Board of Directors to
     Increase Share Capital by Issuing New Shares         Management  For           Voted - For
11.1 Election of Member and Alternates to the Board of
     Representatives: Terje R. Venold                     Management  For           Voted - For
11.2 Election of Member and Alternates to the Board of
     Representatives: Vibeke Hammer Madsen                Management  For           Voted - For
11.3 Election of Member and Alternates to the Board of
     Representatives: Trond Berger                        Management  For           Voted - For


783




     GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11.4 Election of Member and Alternates to the Board of
     Representatives: Tore Eugen Kvalheim                Management  For           Voted - For
11.5 Election of Member and Alternates to the Board of
     Representatives: Marianne Lie                       Management  For           Voted - For
11.6 Election of Member and Alternates to the Board of
     Representatives: Olaug Svarva                       Management  For           Voted - For
11.7 Election of Member and Alternates to the Board of
     Representatives: Pal Syversen                       Management  For           Voted - For
11.8 Election of Member and Alternates to the Board of
     Representatives: Arne Giske                         Management  For           Voted - For
11.9 Election of Member and Alternates to the Board of
     Representatives: Jostein Furnes                     Management  For           Voted - For
11.10Election of Member and Alternates to the Board of
     Representatives: Arild M. Olsen                     Management  For           Voted - For
11.11Election of Member and Alternates to the Board of
     Representatives:joakim Gjersoe (alternate Member)   Management  For           Voted - For
11.12Election of Member and Alternates to the Board of
     Representatives: Per Otto Dyb (alternate Member)    Management  For           Voted - For
11.13Proposal to the Board of Representative Regarding
     Who Should be Elected Chairman and Deputy Chairman:
     Terje R. Venold (chairman)                          Management  For           Voted - For
11.14Proposal to the Board of Representative Regarding
     Who Should be Elected Chairman and Deputy Chairman:
     Vibeke Hammer Madsen (deputy Chairman)              Management  For           Voted - For
12.1 Election of Member to the Nomination Committee:
     Terje R. Venold                                     Management  For           Voted - For
12.2 Election of Member to the Nomination Committee:
     Olaug Svarva                                        Management  For           Voted - For
12.3 Election of Member to the Nomination Committee:
     Kjetil Houg                                         Management  For           Voted - For
12.4 Election of Member to the Nomination Committee:
     Harald Espedal                                      Management  For           Voted - For
12.5 Election of the Chairman of the Nomination
     Committee: Terje R. Venold                          Management  For           Voted - For
13.1 Election of Member and Alternate to the Control
     Committee: Elisabeth Wille                          Management  For           Voted - For
13.2 Election of Member and Alternate to the Control
     Committee: Ole Klette                               Management  For           Voted - For
13.3 Election of Member and Alternate to the Control
     Committee: Tone M. Reierselmoen (alternate Member)  Management  For           Voted - For
14   Remuneration of the Board of Representatives,
     Nomination Committee and Control Committee          Management  For           Voted - For
15   Approval of the Auditor's Remuneration, Including
     the Board of Directors' Disclosure on the
     Distribution of Remuneration Between Auditing and
     Other Services                                      Management  For           Voted - For
     25 Mar 2014: Blocking Should Always be Applied,
     Record Date Or Not                                  Non-Voting                Non-Voting
     25 Mar 2014: Please Note That This is A Revision
     Due to Addition of Comment. I-f You Have Already
     Sent in Your Votes, Please Do Not Return This Proxy
     Form Un-less You Decide to Amend Your Original
     Instructions. Thank You.                            Non-Voting                Non-Voting


784

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SUBSEA 7 SA, LUXEMBOURG
CUSIP: L8882U106
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1   To Consider (i) the Management Reports of the Board
    of Directors of the Compan-y in Respect of the
    Statutory and Consolidated Financial Statements of
    the Com-pany and (ii) the Reports of Deloitte S.a.,
    Luxembourg, Authorised Statutory A- Uditor
    ("reviseur D'entreprises Agree") on the Statutory
    Financial Statements-and the Consolidated Financial
    Statements of the Company, for the Fiscal
    Year-ended December 31, 2013, As Published on March
    13, 2014 and As are Available O-n the Company's
    Website at Www.subsea7.com                           Non-Voting                Non-Voting
2   To Approve the Statutory Financial Statements of
    the Company for the Fiscal Year Ended December 31,
    2013, As Published on March 13, 2014 and As are
    Available on the Company's Website at
    Www.subsea7.com                                      Management  For           Voted - For
3   To Approve the Consolidated Financial Statements of
    the Company for the Fiscal Year Ended December 31,
    2013, As Published on March 13, 2014 and As are
    Available on the Company's Website at
    Www.subsea7.com                                      Management  For           Voted - For
4   To Approve the Allocation of Results Including the
    Payment of A Dividend of the Company for the Fiscal
    Year Ended December 31, 2013, As Recommended by the
    Board of Directors of the Company, Namely A
    Dividend of Nok 3.60 Per Common Share, Payable on
    July 10, 2014                                        Management  For           Voted - For
5   To Discharge the Directors of the Company in
    Respect of the Proper Performance of Their Duties
    for the Fiscal Year Ended December 31, 2013          Management  For           Voted - For
6   To Elect Ernst and Young S.a., Luxembourg As
    Authorised Statutory Auditor ("reviseur
    D'entreprises Agree") to Audit the Statutory and
    Consolidated Financial Statements of the Company,
    for A Term to Expire at the Next Annual General
    Meeting of Shareholders                              Management  For           Voted - For
7   To Re-elect Mr Kristian Siem As A Director of the
    Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For
8   To Re-elect Sir Peter Mason As Senior Independent
    Director of the Company to Hold Office Until the
    Annual General Meeting of Shareholders to be Held
    in 2016 Or Until His Successor Has Been Duly Elected Management  For           Voted - For
9   To Re-elect Mr Eystein Eriksrud As A Director of
    the Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For


785




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  To Re-elect Mr Jean Cahuzac As A Director of the
    Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For
11  To Re-elect Mr Robert Long As an Independent
    Director of the Company to Hold Office Until the
    Annual General Meeting of Shareholders to be Held
    in 2016 Or Until His Successor Has Been Duly Elected Management  For           Voted - For
TELENOR ASA, FORNEBU
CUSIP: R21882106
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
1   Approval of the Notice of the Annual General
    Meeting and the Agenda                               Management  For           Voted - For
2   Election of A Representative to Sign the Minutes of
    the Annual General- Meeting Together with the
    Chairperson of the Meeting                           Non-Voting                Non-Voting
3   Accept Financial Statements and Statutory Reports.
    Approve Allocation of Income and Dividends of Nok
    7.00 Per Share                                       Management  For           Voted - For
4   Approval of Remuneration to the Company's Auditor    Management  For           Voted - For
5   Information and Vote on the Board of Director's
    Statement Regarding the Determination of Salary and
    Other Remuneration to the Executive Management       Management  For           Voted - Against
6   Reduction of Share Capital by Cancelling Treasury
    Shares and Redemption of Shares Owned by the
    Kingdom of Norway and Reduction of Other Equity      Management  For           Voted - For


786




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Authorisation for the Board to Acquire Treasury
    Shares for the Purpose of Cancellation              Management  For           Voted - For
8   Determination of Remuneration to the Members of the
    Corporate Assembly and the Nomination Committee     Management  For           Voted - For
    24 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Dividend Am-ount. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
TGS-NOPEC GEOPHYSICAL COMPANY ASA, NARSNES
CUSIP: R9138B102
Meeting Date: 03-Jun-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of Arne Didrik Kjornaes to Chair the
    Meeting and Election of A Person to Sign the
    Minutes of the General Meeting Together with the
    Meeting Chairman                                    Management  For           Voted - For
2   Approval of the Notice and Agenda for the Meeting   Management  For           Voted - For
3A  Approval of the Annual Accounts and Annual Report
    (including Presentation of Auditor's Report)        Management  For           Voted - For
3B  Approval of the Board of Directors' Proposal to
    Distribute Dividend for 2013 of Nok 8.5 Per Share   Management  For           Voted - For
4   Approval of the Auditors Fee                        Management  For           Voted - For
5.A Election of Director: Henry H. Hamilton III,
    Chairman                                            Management  For           Voted - For
5.B Election of Director: Dr. Colette Lewiner           Management  For           Voted - For
5.C Election of Director: Elisabeth Harstad             Management  For           Voted - For
5.D Election of Director: Mark Leonard                  Management  For           Voted - For


787




                        GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.E Election of Director: Bengt Lie Hansen               Management  For           Voted - For
5.F Election of Director: Vicki Messer                   Management  For           Voted - For
5.G Election of Director: Tor Magne Lonnum               Management  For           Voted - For
6   Approval of Directors Fee for the Period 4 June
    2014 to the Ordinary General Meeting in June 2015    Management  For           Voted - For
7   Approval of Compensation to the Members of the
    Nomination Committee for the Period 5 June 2013 to
    4 June 2014                                          Management  For           Voted - For
8   Election of Member to the Nomination Committee
    Jarle Sjo, Member                                    Management  For           Voted - For
9   Statement on Corporate Governance in Accordance
    with Section 3-3b of The-norwegian Accounting Act    Non-Voting                Non-Voting
10  Renewal of Authority to Acquire the Company's Shares Management  For           Voted - For
11  Reduction of Share Capital by Cancellation of
    Treasury Shares and Amendment of the Articles
    Section 5                                            Management  For           Voted - For
12  Advisory Vote on the Board of Directors Declaration
    Relevant to the Guidelines for Determination of
    Compensation to Executive Personnel                  Management  For           Voted - For
13  Approval of Long-term Incentive Stock Plan and
    Resolution to Issue Free-standing Warrants           Management  For           Voted - For
14  Authority to Increase the Share Capital              Management  For           Voted - For
    14 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolutions 1, 5g,
    8. If You Have Already Sent in Your Votes, Please
    Do Not-vote Again Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
TOMRA SYSTEMS ASA, ASKER
CUSIP: R91733114
Meeting Date: 29-Apr-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline


788




    GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                 Non-Voting                Non-Voting
1   Opening of the General Meeting by the Chairman of
    the Board of Directors. Registration of Attending
    Shareholders, Including Shareholders Represented by
    Proxy                                                Management  For           Voted - For
2   Election of the Chairman of the Meeting              Management  For           Voted - For
3   Election of One Person to Sign the Minutes of the
    General Meeting Together with the Chairman of the
    Meeting                                              Management  For           Voted - For
4   Approval of the Notice of the Meeting and the Agenda Management  For           Voted - For
5   Report by the Management on the Status of the
    Company and the Group                                Management  For           Voted - For
6   Approval of the Annual Accounts and the Annual
    Report for 2013 for the Company and the Group,
    Including Proposal for Declaration of Dividend: an
    Ordinary Dividend of Nok 1.35 Per Share Shall be
    Distributed                                          Management  For           Voted - For
7   Advisory Vote Regarding Declaration from the Board
    of Directors on the Fixing of Salaries and Other
    Remunerations to Leading Personnel and Binding Vote
    Regarding Remuneration in Shares to All Employees    Management  For           Voted - For
8   Determination of Remuneration for the Board of
    Directors                                            Management  For           Voted - For
9   Determination of Remuneration for the Nomination
    Committee                                            Management  For           Voted - For
10  Determination of Remuneration for the Auditor        Management  For           Voted - For
11  Re-election of the Shareholder Elected Members of
    the Board of Directors: Svein Rennemo (chairman),
    Jan Svensson, Aniela Gabriela Gjos, Bodil Sonesson
    and Pierre Couderc (new)                             Management  For           Voted - For
12  Re-election of Members of the Nomination Committee:
    Tom Knoff (chairman), Eric Douglas, Hild Kinder      Management  For           Voted - For
13  Authorisation Regarding Acquisition and Disposal of
    Treasury Shares                                      Management  For           Voted - For
14  Authorisation Regarding Private Placements of Newly
    Issued Shares in Connection with Mergers and
    Acquisitions                                         Management  For           Voted - For
15  Deadline for Calling an Extraordinary General
    Meeting Until the Next Annual General Meeting        Management  For           Voted - Against
    03 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 13. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Y-ou               Non-Voting                Non-Voting


789

GLOBAL X FTSE NORWAY 30 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
YARA INTERNATIONAL ASA, OSLO
CUSIP: R9900C106
Meeting Date: 05-May-14     Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Opening of the Agm, Approval of Meeting Notice and
    Agenda                                              Management  For           Voted - For
2   Election of Chairperson and A Person to Co-sign the
    Minutes. the Board Proposes That Ketil E. Boe,
    Partner in the Law Firm Wikborg, Rein and Co is
    Elected As Chairperson                              Management  For           Voted - For
3   Approval of the Annual Accounts and the Annual
    Report for 2013 for Yara International Asa and the
    Group, Including Distribution of Dividends. the
    Board Proposes That A Dividend of Nok 10 Per Share
    is Paid for the Financial Year 2013                 Management  For           Voted - For
4   Statement Regarding Determination of Salary and
    Other Remuneration to the Executive Management of
    the Company                                         Management  For           Voted - For
5   Report on Corporate Governance                      Management  For           Voted - For
6   Auditor's Fees for 2013                             Management  For           Voted - For
7   Remuneration to the Members of the Board, Members
    of the Compensation Committee and Members of the
    Audit Committee for the Period Until the Next
    Annual General Meeting                              Management  For           Voted - For
8   Remuneration to the Members of the Nomination
    Committee for the Period Until the Next Annual
    General Meeting                                     Management  For           Voted - For


790




    GLOBAL X FTSE NORWAY 30 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   Election of Members of the Board :leif Teksum,
    Hilde Merete Aasheim, Hilde Bakken ,geir Isaksen
    ,john Thuestad                                       Management  For           Voted - For
10  Election of Members of the Nomination Committee
    :tom Knoff (chair) ,thorunn Kathrine Bakke ,ann
    Kristin Brautaset ,anne Carine Tanum                 Management  For           Voted - For
11  Changes to the Articles of Association Regarding
    Retirement Age for Members of the Board of Directors Management  For           Voted - For
12  Capital Reduction by Cancellation of Own Shares and
    by Redemption of Shares Held on Behalf of the
    Norwegian State by the Ministry of Trade, Industry
    and Fisheries                                        Management  For           Voted - For
13  Power of Attorney to the Board Regarding
    Acquisition of Own Shares                            Management  For           Voted - For
    15 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Nomination
    Committee Names. If You Have Already Sent in Your
    Votes, Please D-o Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Thank-you.      Non-Voting                Non-Voting


791


GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALTRI SGPS SA
CUSIP: X0142R103
Meeting Date: 24-Apr-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Discuss and Decide on the Company's Individual and
    Consolidated Annual Report, Balance Sheet and
    Accounts, for 2013                                  Management  For           Voted - For
2   Decide on the Proposed Application of Free Reserves
    to Cover Accumulated Losses                         Management  For           Voted - For
3   Decide on the Proposed Appropriation of the 2013's
    Net Profit                                          Management  For           Voted - For
4   Please Note That This Resolution is A Shareholder
    Proposal: Promendo, Sgps, S.a., in Its Capacity of
    Shareholder Holding 41,132,435 Shares Representing
    20.05% of the Share Capital and Voting Rights of
    Altri, Sgps, S.a., Proposes to the Shareholders
    That They Express Their Confidence in the
    Management and Supervision of the Company Business
    in 2013, Approving A Vote of Praise for and
    Confidence in the Way That the Company Business Was
    Managed and Supervised During the 2013 Financial
    Year                                                Shareholder Against       Voted - For
5   Please Note That This Resolution is A Shareholder
    Proposal: Caderno Azul, Sgps S.a., with Its
    Registered Office in Rua Do General Norton De
    Matos, 58, R/c, Porto, with A Share Capital of Eur
    62,500.00, Corporate Tax Number 508038596,
    Registered in the Commercial Registry Office of
    Oporto Under the Same Number in Its Capacity As A
    Shareholder Holding 29,000,000 Shares Representing
    14.14% of the Share Capital and of the Voting
    Rights of Altri, Sgps, S.a., and Livrefluxo, Sgps,
    S.a., with Its                                      Shareholder Against       Voted - Against
    Registered Office in Rua Do General Norton De
    Matos, 58, R/c, Porto, with A Share Capital of Eur
    50,000.00, Corporate Tax Number 508795630,
    Registered in the Commercial Registry Office of
    Oporto Under the Same Number in Its Capacity As A
    Shareholder Holding 8,664,064 Shares Representing
    4.22% of the Share Capital and of the Contd                                   Non-Voting


792




                        GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd Voting Rights of Altri, Sgps, S.a. Propose
    the Following to The- Shareholders: 1. the Approval
    of the Following Composition of the
    Company's-governing Bodies for the New Mandate 2014
    - 2016: Board of the Shareholders'-general Meeting:
    Chairman - Jose Francisco Pais Da Costa Leite,
    Secretary --claudia Alexandra Goncalves Dos Santos
    Dias; Board of Directors: Chairman -- Paulo Jorge
    Dos Santos Fernandes, Vice-president - Joao Manuel
    Matos Borges-de Oliveira, Members - Pedro Macedo
    Pinto De Mendonca, Domingos Jose Vieira-de Matos,
    Laurentina Da Silva Martins, Pedro Miguel Matos
    Borges De Oliveira,-ana Rebelo De Carvalho Meneres
    De Mendonca; Supervisory Board: Chairman --pedro
    Nuno Fernandes De Sa Pessanha Da Costa, Effective
    Members - Andre- Seabra Ferreira Pinto, Jose
    Guilherme Barros Silva, Substitute - Luis
    Filipe-contd                                         Non-Voting                Non-Voting
    Contd Alves Baldaque De Marinho Fernandes; 2. As
    Per the Terms and Pursuant-to Article 398, Nrs. 3
    and 4 of the Portuguese Companies Act,
    The-authorisation of the Directors to Engage in A
    Competing Activity on A-self-employed Basis Or As
    an Employee and to Perform Tasks in A
    Competing-company, As Defined in Article 254, Nr. 2
    of the Said Act, Or to be Nominated-on the Said
    Company's Behalf Or As A Representative Thereof,
    The-authorisation in Question Being Awarded Without
    Any Restriction to the Access-to Sensitive
    Information of Altri, Sgps, S.a. by the Directors.
    3. The-approval of the Following Composition of the
    Remuneration Commission for The- New Mandate 2014 -
    2016: Chairman: Joao Da Silva Nataria; Members:
    Jose- Francisco Pais Da Costa Leite, Pedro Nuno
    Fernandes De Sa Pessanha Da Costa                    Non-Voting                Non-Voting
6   Vote for the Statutory Auditor for the 2014-2016
    Mandate: Deloitte & Associados, Sroc, S.a.,
    Represented by Jorge Manuel Araujo De Beja Neves Ou
    Miguel Nuno Machado Canavarro Fontes                 Management  For           Voted - For
7   Decide on the Remuneration Policy of the Statutory
    Governing Bodies                                     Management  For           Voted - For
8   Deliberate on the Acquisition and Sale of Own Shares Management  For           Voted - For
BANCO BPI SA, LISBOA
CUSIP: X03168410
Meeting Date: 23-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    279054 Due to Addition Of-resolution 9. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting


793




    GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure of Bene-ficial Owner
    Information, Through Declarations of Participation
    and Voting. Br- Oadridge Will Disclose the
    Beneficial Owner Information for Your Voted
    Account-s. Additionally, Portuguese Law Does Not
    Permit Beneficial Owners to Vote Inco-nsistently
    Across Their Holdings. Opposing Votes May be
    Rejected Summarily By- the Company Holding This
    Ballot. Please Contact Your Client Service
    Representa-tive for Further Details.                Non-Voting                Non-Voting
1   To Resolve on the Directors' Report and Individual
    and Consolidated Accounts of the Bank for the 2013
    Financial Year                                      Management  For           Voted - For
2   To Resolve on the Proposed Allocation of the Result
    of the 2013 Financial Year                          Management  For           Voted - For
3   To Generally Review Banco Bpi's Management and
    Supervision                                         Management  For           Voted - For
4   To Resolve on the Ratification of the Selection of
    the Independent Statutory Auditor, Resolved by the
    Board of Directors for the Purpose of Preparing A
    Report on Contributions in Kind to be Made Under
    the Capital Increase to Which Item 5 Herein Refers  Management  For           Voted - For
5   To Resolve on A Capital Increase Up to Eur 113 849
    649, to be Carried Out Through Contributions in
    Kind, As Well As on A Subsequent Amendment to
    Paragraph 1 of Article 4 of the Articles of
    Association                                         Management  For           Voted - For
6   To Elect the Members of the Governing Bodies for
    the 2014/2016 Term of Office                        Management  For           Voted - Against
7   To Elect the Remuneration Committee for the
    2014/2016 Term of Office                            Management  For           Voted - For
8   To Resolve on the Remuneration Committee's
    Statement Concerning the Remuneration Policy of the
    Members of the Board of Directors and the
    Supervisory Board                                   Management  For           Voted - For
9   To Resolve on the Acquisition and Disposal of Own
    Shares                                              Management  For           Voted - For
    03-apr-2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 09-oct- 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
    03-apr-2014: Please Note That This is A Revision
    Due to Additional of Second C-all Comment. If You
    Have Already Sent in Your Votes for Mid: 305443,
    Please Do-not Revote on This Meeting Unless You
    Decide to Amend Your Instructions.                  Non-Voting                Non-Voting


794

GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANCO COMERCIAL PORTUGUES, SA, PORTO
CUSIP: X03188137
Meeting Date: 30-May-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Decide on the Management Report, Balance Sheet and
    Individual and Consolidated Accounts for the Year
    2013                                                Management  For           Voted - For
2   Deliberate on the Proposal for Application of
    Results                                             Management  For           Voted - For
3   General Assessment of the Management and
    Supervision of the Company, with the Amplitude
    Previewed by Law                                    Management  For           Voted - For
4   Following the Resignation of the Salaries Council
    President, Discuss About the Composition of That
    Council for the Period 2014/2016                    Management  For           Voted - For
5   Following the Resignation of Two Non Executive
    Members of the Board of Directors Discuss About the
    Composition of the Board of Directors for the
    Period 2014/2016                                    Management  For           Voted - For
6   To Resolve on the Election of the General Meeting
    Members for the Period 2014/2016                    Management  For           Voted - For
7   To Resolve on the Election of the Official Auditor
    for the Period 2014/2016                            Management  For           Voted - For
8   To Resolve on the External Auditor for the Period
    2014/2016                                           Management  For           Voted - For
9   To Resolve on the Declaration of the Salaries
    Council About the Remuneration of the Board of
    Directors, Including the Executive Commission, As
    Well As the Change of the Regulation of the
    Retirement of the Executive Directors               Management  For           Voted - For
10  Change of the Own Capital Items, by Reducing the
    Amount of Share Capital Without Changing the Number
    of Shares with No Nominal Value and No Change in
    Net Worth, and Consequent Modification of Paragraph
    1 of Article 4 of the Articles of Association, with
    A Reduction of 2.025.000.000 Euros, to Cover Losses
    Incurred in the Individual Accounts of the Bank for
    the Year 2013                                       Management  For           Voted - For
11  Discuss About the Sale and Acquisition of Own
    Shares and Own Bonds                                Management  For           Voted - For


795




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    15 May 2014: Please Note That This is A Revision
    Due to Modification in Text O- F Resolution 3. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
BANCO ESPIRITO SANTO SA, LISBOA
CUSIP: X0346X153
Meeting Date: 05-May-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Accept Individual Financial Statements and
    Statutory Reports                                   Management  For           Voted - For
2   Accept Consolidated Financial Statements and
    Statutory Reports                                   Management  For           Voted - For
3   Approve Allocation of Income and Dividends          Management  For           Voted - For
4   Approve Discharge of Management and Supervisory
    Boards                                              Management  For           Voted - For
5   Approve Remuneration Policy                         Management  For           Voted - For
6   Approve Maintenance of Relationship Between the
    Company and Its Wholly Owned Subsidiaries           Management  For           Voted - For
7   Authorize Repurchase and Reissuance of Shares and
    Debt Instruments                                    Management  For           Voted - For
8   Approve Submission of Spanish Branch to Group's
    Special Tax Regime                                  Management  For           Voted - For
    21 Apr 2014: Please Note That Shareholders May Only
    Attend in the Shareholders-meeting If They Hold
    Voting Rights of A Minimum of 100 Shares Which
    Correspon-d to One Voting Right. Thank You.         Non-Voting                Non-Voting
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting


796




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANIF - BANCO INTERNACIONAL DO FUNCHAL SA, FUNCHAL
CUSIP: X0521E103
Meeting Date: 30-May-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                 Non-Voting                Non-Voting
1   Decide on the Management Report, Balance Sheet and
    Individual and Consolidated Accounts for the Year
    2013                                                 Management  For           Voted - For
2   Deliberate on the Proposal for Application of
    Results                                              Management  For           Voted - For
3   General Assessment of the Management and
    Supervision of the Company, with the Amplitude
    Prewied by Law                                       Management  For           Voted - For
4   To Appoint an Auditor Or A Firm of Auditors to
    Perform the Duties Provided for in Article 446. of
    the Companies Code                                   Management  For           Voted - For
5   To Resolve on the Declaration of the Salaries
    Commission About the Remuneration Policy of the
    Governing Bodies                                     Management  For           Voted - For
6   Resolve on A Proposal from the Board of Directors
    for Regrouping of Shares, in the Proportion of One
    New Share for Conversion of Ten Existing Shares,
    with the Consequent Amendment of the Nr 1 of the
    Article 6 of the Articles of Association             Management  For           Voted - For
7   Resolve on A Proposal from the Board of Directors
    to Change the Articles of Association, with the
    Purpose of an Adoption of New Model of Management
    and Supervision Consisting of A Board of Directors
    Comprising an Audit Commission and Statutory Auditor Management  For           Voted - For
8   If the Proposal Under Item 7 is Approved, Resolve
    on the Election of Members of the Audit Committee
    for the Period Remainder of the 2012-2014 Term       Management  For           Voted - For
9   Discuss About the Sale and Acquisition of Own
    Shares and Own Bonds                                 Management  For           Voted - For
EDP RENOVAVEIS, SA, OVIEDO
CUSIP: E3847K101
Meeting Date: 08-Apr-14  Meeting Type: Ordinary General Meeting
1   Elect Chairman of Meeting                            Management  For           Voted - For


797




                        GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Approve Consolidated and Standalone Financial
    Statements                                          Management  For           Voted - For
3   Approve Allocation of Income and Dividends          Management  For           Voted - For
4   Approve Individual and Consolidated Management
    Reports, and Corporate Governance Report            Management  For           Voted - For
5   Approve Discharge of Board                          Management  For           Voted - For
6   Fix Maximum Variable Compensation Ratio             Management  For           Voted - For
7   Approve Remuneration of Directors                   Management  For           Voted - For
8   Renew Appointment of KPMG As Auditor                Management  For           Voted - For
9   Authorize Board to Ratify and Execute Approved
    Resolutions                                         Management  For           Voted - For
    12 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent and Change in
    Meeting Type from Agm to Ogm. If You Have Already
    Sent in Yo-ur Votes, Please Do Not Return This
    Proxy Form Unless You Decide to Amend Your-original
    Instructions. Thank You.                            Non-Voting                Non-Voting
    12 Mar 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 15 Apr 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
EDP-ENERGIAS DE PORTUGAL SA, LISBOA
CUSIP: X67925119
Meeting Date: 12-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    288892 Due to Splitting Of-resolution "3". All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure of Bene-ficial Owner
    Information, Through Declarations of Participation
    and Voting. Br- Oadridge Will Disclose the
    Beneficial Owner Information for Your Voted
    Account-s. Additionally, Portuguese Law Does Not
    Permit Beneficial Owners to Vote Inco-nsistently
    Across Their Holdings. Opposing Votes May be
    Rejected Summarily By- the Company Holding This
    Ballot. Please Contact Your Client Service
    Representa-tive for Further Details.                Non-Voting                Non-Voting
1   Resolve on the Approval of the Individual and
    Consolidated Accounts Reporting Documents for 2013,
    Including the Global Management Report (which
    Incorporates A Chapter Regarding Corporate
    Governance), the Individual and Consolidated
    Accounts, the Annual Report and the Opinion of the
    General and Supervisory Board and the Legal
    Certification of the Individual and Consolidated
    Accounts                                            Management  For           Voted - For


798




                          GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Resolve on the Allocation of Profits in Relation to
    the 2013 Financial Year                              Management  For           Voted - For
3.1 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: Executive Board
    of Directors                                         Management  For           Voted - For
3.2 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: General and
    Supervisory Board                                    Management  For           Voted - For
3.3 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: Statutory Auditor  Management  For           Voted - For
4   Resolve on the Granting of Authorization to the
    Executive Board of Directors for the Acquisition
    and Sale of Own Shares by Edp and Subsidiaries of
    Edp                                                  Management  For           Voted - For
5   Resolve on the Granting of Authorization to the
    Executive Board of Directors for the Acquisition
    and Sale of Own Bonds by Edp and Subsidiaries of Edp Management  For           Voted - For
6   Resolve on the Remuneration Policy of the Members
    of the Executive Board of Directors Presented by
    the Remunerations Committee of the General and
    Supervisory Board                                    Management  For           Voted - For
7   Resolve on the Remuneration Policy of the Other
    Members of the Corporate Bodies Presented by the
    Remunerations Committee Elected by the General
    Shareholders' Meeting                                Management  For           Voted - For
GALP ENERGIA SGPS SA, LISBOA
CUSIP: X3078L108
Meeting Date: 28-Apr-14   Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                 Non-Voting                Non-Voting
1   To Resolve on the Single Management Report and the
    Individual and Consolidated Accounts for 2013,
    Including the Corporate Governance Report,
    Accompanied, in Particular, by the Statutory
    Auditor's Opinion and the Supervisory Board's
    Activity Report and Opinion                          Management  For           Voted - For
2   To Resolve on the Proposal for Application of
    Profits of the Year 2013 : Dividend of Eur 0.288
    Per Share                                            Management  For           Voted - For


799




                        GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Resolve on A General Assessment of the Company's
    Management and Supervision, Under Article 455 of
    the Companies Code                                   Management  For           Voted - For
4   To Resolve on the Statement of the Remuneration
    Committee Regarding the Remuneration Policy of the
    Governing Bodies                                     Management  For           Voted - For
5   To Resolve on the Granting of Authorisation to the
    Board of Directors for the Acquisition and Sale of
    Treasury Shares, by the Company Or by Its Affiliates Management  For           Voted - For
6   To Resolve on the Granting of Authorisation to the
    Board of Directors for the Acquisition and Sale of
    Own Bonds Or Other Own Debt Securities, by the
    Company Or by Its Affiliates                         Management  For           Voted - For
    03 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-to 16 Apr 14 and
    Receipt of Dividend Amount. If You Have Already
    Sent in Your-votes, Please Do Not Return This Proxy
    Form Unless You Decide to Amend Your Or-iginal
    Instructions. Thank You                              Non-Voting                Non-Voting
JERONIMO MARTINS SGPS SA, LISBOA
CUSIP: X40338109
Meeting Date: 18-Dec-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure of Bene-ficial Owner
    Information, Through Declarations of Participation
    and Voting. Br- Oadridge Will Disclose the
    Beneficial Owner Information for Your Voted
    Account-s. Additionally, Portuguese Law Does Not
    Permit Beneficial Owners to Vote Inco-nsistently
    Across Their Holdings. Opposing Votes May be
    Rejected Summarily By- the Company Holding This
    Ballot. Please Contact Your Client Service
    Representa-tive for Further Details.                 Non-Voting                Non-Voting
1   To Resolve on the Composition of the Board of
    Directors                                            Management  For           Voted - For
2   To Resolve on the Designation of the New Chairman
    of the Board of Directors, Pursuant to Paragraph
    Two of Article Twelfth of the Articles of
    Association                                          Management  For           Voted - Against
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.


800

GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                 Non-Voting
1   To Resolve on the 2013 Annual Report and Accounts   Management   For           Voted - For
2   To Resolve on the Proposal for Application of
    Results                                             Management   For           Voted - For
3   To Resolve on the 2013 Consolidated Annual Report
    and Accounts                                        Management   For           Voted - For
4   To Assess, in General Terms, the Management and
    Audit of the Company                                Management   For           Voted - For
5   To Assess the Statement on the Remuneration Policy
    of the Management and Audit Bodies of the Company
    Prepared by the Remuneration Committee              Management   For           Voted - For
6   To Elect the Chairman of the General Shareholder's
    Meeting Until the End of the Current Three Year
    Term of Office                                      Management   For           Voted - For
    18 Mar 2014: Please Note That Shareholders May Only
    Attend in the Shareholders-meeting If They Hold
    Voting Rights of A Minimum of 1 Share Which
    Correspond T-o One Voting Right. Thank You.         Non-Voting                 Non-Voting
    18 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                 Non-Voting
MOTA-ENGIL SGPS SA, LINDA-A-VELHA
CUSIP: X5588N110
Meeting Date: 27-Dec-13  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                 Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 15 Jan 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                 Non-Voting
1   Deliberate on the Distribution of Assets to
    Shareholders, More Precisely on Free Conditional
    Allocation to Shareholders of Ordinary Shares, That
    Represents 20% of Social Capital of Mota-engil
    Africa A Sub-holding of Mota-engil Corporation      Management   For           Abstain


801




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Deliberate on the Sale of Own Shares and on
    Execution by Administration Council of
    Deliberations Taken Under This Agenda Item          Management  For           Voted - For
Meeting Date: 30-Apr-14  Meeting Type: Ordinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 16 May 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Discuss and Vote on the Management Report, the
    Balance Sheet, the Income Statement, the Statement
    of Changes in Equity, the Statement of Cash Flows
    and the Attached Balance Sheet, the Income
    Statement, the Statement of Changes in Equity and
    Statement of Cash Flows for the Year 2013 Presented
    by the Board of Directors and the Legal
    Certification of Accounts and the Report of the
    Fiscal Council, Pursuant to Article 376 of the
    Commercial Companies Code                           Management  For           Voted - For
2   Discuss and Approve the Proposed Application of
    Results Under Article 376 of the Commercial
    Companies Code                                      Management  For           Voted - For
3   Appreciate the Report on Corporate Governance
    Practices                                           Management  For           Voted - For
4   General Assessment of Administration and
    Supervision of the Company, Pursuant to the Article
    376, Nr 1 Item C) and Article 455 of the Commercial
    Companies Code                                      Management  For           Voted - For
5   Discuss and Decide on the Approval of the
    Declaration of the Remuneration Committee on the
    Remuneration Policy of the Members of the
    Management and Supervision of the Company           Management  For           Voted - For
6   Appreciate, Discuss and Vote on the Consolidated
    Management Report the Consolidated Statement of
    Financial Position, the Statement of Consolidated
    Income, the Consolidated Statement of Income,
    Consolidated Statement of Changes in Equity, the
    Statement of Cash Flows Consolidated and the Notes
    to Consolidated Financial Statements for the Year
    2013 Presented by the Board of Directors and the
    Legal Certification of Accounts and the Report of


802




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Fiscal Council, Pursuant to Article 508 A) of
    the Commercial Companies Code                       Management  For           Voted - For
7   Discuss and Decide on the Partial Amendment of the
    Contract Including on the Amendment to the Number
    One Article Eleven And, Also, the Number Two in the
    Fifteenth Article                                   Management  For           Voted - Against
8   Discuss and Decide, in Accordance with Paragraph
    Two of Article Eleven the Articles of Association,
    to Fix in Sixteen the Number of the Members Who
    Will Compose the Board of Directors of the Company
    And, As Well, About Fixing in Two the Number of
    Vice - Presidents of That Board                     Management  For           Voted - Against
9   Discuss and Approve the Election for A New Term for
    the Period 2014-2017, of the Members of the Board
    of Directors, the General Meeting of Shareholders
    And, Also, of the Members of the Remuneration
    Committee                                           Management  For           Voted - Against
10  Discuss and Decide, in Accordance with Paragraph
    Two of Article Eleven of the Articles of
    Association, on the Appointment from Among the
    Elected Members, Under the Previous Point of This
    Agenda for the Board of Directors, Its Chairman and
    Vice-chairman of This Board of Directors            Management  For           Voted - For
11  Discuss and Decide, in Accordance with the Number
    Nine of the Article Eleven of the Articles of
    Association, to Fix the Amount of the Security to
    be Provided by the Board of Directors Elected Under
    the Item 9 of the Agenda                            Management  For           Abstain
12  Discuss and Approve the Purchase and Sale by the
    Company of Its Own Shares                           Management  For           Voted - For
13  Discuss and Approve the Purchase and Sale by the
    Company of Its Own Bonds                            Management  For           Voted - For
    17 Apr 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. If-you Have Already Sent
    in Your Votes, Please Do Not Vote Again Unless You
    Deci-de to Amend Your Original Instructions. Thank
    You.                                                Non-Voting                Non-Voting
PORTUCEL S.A., LISBOA
CUSIP: X67182109
Meeting Date: 21-May-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting


803




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Resolve on the Management Report and Accounts,
    and Other Individual Financial Statements for the
    Financial Year of 2013                               Management  For           Voted - For
2   To Resolve on the Consolidated Financial Statements
    for the Financial Year of 2013                       Management  For           Voted - For
3   To Resolve on the Proposal for Allocation of Profits Management  For           Voted - For
4   To Assess in General Terms the Work of the
    Company's Directors and Auditors                     Management  For           Voted - For
5   Discuss About the Remuneration Policy of the
    Governing Bodies                                     Management  For           Voted - Against
6   Discuss About the Distribution of Reserves to the
    Shareholders                                         Management  For           Voted - For
7   Discuss About the Amendment of the Articles 17 and
    19, Nr 1 of the Company by Laws                      Management  For           Voted - For
8   Discuss About the Sale and Acquisition of Own
    Shares and Own Bonds                                 Management  For           Voted - For
9   Ratify the Co-optation of A Member of Board of
    Directors                                            Management  For           Voted - Against
    29 Apr 2014: Please Note That There is A Minimum of
    1000 Shares to Vote. Thank-you.                      Non-Voting                Non-Voting
    09 May 2014: Please Note That This is A Revision
    Due to Addition of Comment An-d Receipt of 2nd Call
    Date. If You Have Already Sent in Your Votes,
    Please Do-not Vote Again Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.              Non-Voting                Non-Voting
    09 May 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 06 Jun 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                    Non-Voting                Non-Voting
PORTUGAL TELECOM SGPS SA, LISBONNE
CUSIP: X6769Q104
Meeting Date: 27-Mar-14  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                 Non-Voting                Non-Voting
    Please Note That Five Hundred Shares Correspond to
    One Vote. Thanks You                                 Non-Voting                Non-Voting
1   To Deliberate on the Participation in the Capital
    Increase of Oi, S.a. Through the Contribution of
    Assets Representing All of the Operating Assets
    Held by the Portugal Telecom Group and the Related


804




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Liabilities, with the Exception of the Shares of
    Oi, the Shares of Contax Participacoes, S.a. and
    the Shares of Bratel Bv Held Directly Or Indirectly
    by Pt                                               Management  For           Voted - For
Meeting Date: 30-Apr-14  Meeting Type: Ordinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   To Resolve on the Management Report, Balance Sheet
    and Accounts for the Year 2013                      Management  For           Voted - For
2   To Resolve on the Consolidated Management Report,
    Balance Sheet and Accounts for the Year 2013        Management  For           Voted - For
3   To Resolve on the Proposal for Application of
    Profits                                             Management  For           Voted - For
4   To Resolve on A General Appraisal of the Company's
    Management and Supervision                          Management  For           Voted - For
5   To Resolve on the Acquisition and Disposal of Own
    Shares                                              Management  For           Voted - For
6   To Resolve on the Issuance of Bonds and Other
    Securities, of Whatever Nature, by the Board of
    Directors, and Notably on the Fixing of the Value
    of Such Securities, in Accordance with Article 8,
    Number 3 and Article 15, Number 1, Paragraph E), of
    the Articles of Association                         Management  For           Voted - For
7   To Resolve on the Acquisition and Disposal of Own
    Bonds and Other Own Securities                      Management  For           Voted - For
8   To Resolve on the Statement of the Compensation
    Committee on the Remuneration Policy for the
    Members of the Management and Supervisory Bodies of
    the Company                                         Management  For           Voted - For
    31 Mar 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 16 May 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
    09 Apr 2014: Please Note That Shareholders May Only
    Attend in the Shareholders-meeting If They Hold
    Voting Rights of an Each 500 Shares Which
    Correspond To-one Voting Right. Thank You.          Non-Voting                Non-Voting
    09 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Second Call-date and Additional
    Comment. If You Have Already Sent in Your Votes,
    Please D-o Not Return This Proxy Form Unless You


805




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Decide to Amend Your Original Instruct-ions. Thank
    You.                                                Non-Voting                Non-Voting
REN - REDES ENERGETICAS NACIONAIS SGPS, SA, LISBOA
CUSIP: X70955103
Meeting Date: 03-Apr-14  Meeting Type: Ordinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Resolve on the Approval of the Consolidated and
    Individual Accounts Reporting Documents Referring
    to the 2013 Financial Year Ended on December, 31st,
    2013, Namely the Legal Certification of the
    Accounts, the Opinion of the Supervising Body, the
    Activity Report of the Audit Committee and the
    Corporate Governance Report                         Management  For           Voted - For
2   Resolve on the Proposal for the Allocation of
    Profits in Relation to the Financial Year Ended on
    December 31st, 2013                                 Management  For           Voted - For
3   General Assessment of the Management and
    Supervision of the Company in Accordance with
    Article 455 of the Portuguese Companies Code        Management  For           Voted - For
4   Resolve on the Granting of Authorization to the
    Board of Directors for the Acquisition and Sale of
    Own Shares by Ren and Its Subsidiaries              Management  For           Voted - For
5   Resolve on the Granting of Authorization to the
    Board of Directors for the Acquisition and Sale of
    Own Bonds Or Other Own Debt Securities by Ren and
    Its Subsidiaries                                    Management  For           Voted - For
6   Resolve on A Statement of the Remuneration
    Committee on the Remuneration Policy of the Members
    of the Corporate Bodies of the Company              Management  For           Voted - For
7   Resolve on the Election of New Board Members of the
    Remuneration Committee for the Current Term
    (2012-2014), Due to the Resignations                Management  For           Voted - For
8   Resolve on the Election of the New Chairman of the
    Board of Directors for the Term of Office (2012-
    2014), Due to the Resignation of the Current
    Chairman of the Board of Directors                  Management  For           Voted - For
9   Resolve on the Election of A New Member of the
    Audit Committee for the Current Term (2012-2014),
    Due to Resignation                                  Management  For           Voted - Against


806




                         GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Resolve on the Election of A New Member of the
    Board of Directors to Complete the Term of Office
    (2012-2014)                                          Management  For           Voted - For
    13 Mar 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 21 Apr 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                    Non-Voting                Non-Voting
    20 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment and Change in
    Meeting Type to Ogm and Receipt of 2nd Call Date.
    If You-have Already Sent in Your Votes, Please Do
    Not Return This Proxy Form Unless-you Decide to
    Amend Your Original Instructions. Thank You.         Non-Voting                Non-Voting
    20 Mar 2014: Shareholders May Only Attend in the
    Shareholders Meeting If They-hold Voting Rights of
    A Minimum of 1 Share Which Correspond to One Voting
    Righ-t                                               Non-Voting                Non-Voting
SOCIEDADE DE INVESTIMENTO E GESTAO SGPS SA               SE
CUSIP: X7936A113
Meeting Date: 23-May-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                 Non-Voting                Non-Voting
    Conditions for the Meeting: Minimum Shs / Voting
    Right: 385/1                                         Non-Voting                Non-Voting
1   To Resolve on the Management Report and Accounts,
    and Other Individual Financial Statements for the
    Financial Year of 2013                               Management  For           Voted - For
2   To Resolve on the Consolidated Financial Statements
    for the Same Financial Year                          Management  For           Voted - For
3   To Resolve on the Proposal for Allocation of Profits Management  For           Voted - For
4   To Assess in General Terms the Work of the
    Company's Directors and Auditors                     Management  For           Voted - For
5   To Elect the Members of the Corporate Bodies for
    the 2014-2017 Period                                 Management  For           Voted - For
6   To Resolve on the Statement on the Remuneration
    Policy for Company Officers                          Management  For           Voted - For
7   To Resolve on the Acquisition and Disposal of Own
    Shares and Bonds                                     Management  For           Voted - For


807

GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SONAE CAPITAL SGPS SA, LISBOA
CUSIP: X8252W150
Meeting Date: 17-Mar-14  Meeting Type: Ordinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   Discuss and Approve the Report of the Board of
    Directors and the Individual and Consolidated
    Financial Statements for 2013                       Management  For           Voted - For
2   Resolution on the Proposed Appropriation of the
    2013 Net Profit                                     Management  For           Voted - For
3   Approve the Management and Audit of the Company     Management  For           Voted - For
4   Decide on the Remuneration Committee Declaration on
    the Remuneration Policy of the Statutory Bodies and
    Senior Managers As Well As on the Share Attribution
    Plan and Respective Regulation                      Management  For           Voted - For
5   Resolution on the Acquisition and Sale of Own
    Shares Up to the Legal Limit of 10%                 Management  For           Voted - For
6   Resolution on the Acquisition and Sale of Own Bonds
    Up to the Legal Limit of 10%                        Management  For           Voted - For
7   Resolution on the Acquisition And/or Ownership of
    Shares Representative of the Company's Share
    Capital by Directly Or Indirectly Affiliated
    Companies                                           Management  For           Voted - For
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 07 Apr 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
    24 Feb 2014: Please Note That the Meeting Type Was
    Changed from Agm to Ogm. If-you Have Already Voted
    on This Meeting There is No Need to Re- Vote Again
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
SONAE INDUSTRIA SGPS SA
CUSIP: X8308P126
Meeting Date: 04-Apr-14  Meeting Type: Ordinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner


808




    GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 22 Apr 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
1   Decide on the Appointment of the Members of the
    Board of the General Meeting                        Management  For           Voted - For
2   Discuss and Decide on the Company's Individual and
    Consolidated Annual Report, Balance Sheet and
    Accounts, for 2013                                  Management  For           Voted - For
3   Decide on the Proposal for the Appropriation of
    2013's Net Result                                   Management  For           Voted - For
4   Assess the Management and Audit of the Company      Management  For           Voted - For
5   Decide on the Statement of the Shareholders'
    Remuneration Committee on the Remuneration Policy
    of the Statutory Governing Bodies and "persons
    Discharging Managerial Responsibilities", As Well
    As on the Plan to Grant Shares and Its Respective
    Regulation                                          Management  For           Voted - For
6   Discuss and Decide on the Elimination of the
    Nominal Value of the Shares Representative of the
    Share Capital of the Company and Consequent
    Amendment of No. 2 of Article 5th, No. 3 of Article
    6th and No. 1 of Article 34th of the Company's
    Articles of Association, As Well As on the Renewal
    of the Powers Granted to the Board of Directors by
    No.3 of Article 5th of the Company's Articles of
    Association                                         Management  For           Voted - For
7   Decide on the Acquisition and Sale of Own Shares Up
    to the Legal Limit of 10%                           Management  For           Voted - For
8   Decide on the Acquisition and Sale of Bonds Issued
    by the Company Up to the Legal Limit of 10%         Management  For           Voted - For
9   Decide on the Acquisition and Or Holding of the
    Company's Shares by the Company's Directly Or
    Indirectly Controlled Affiliates                    Management  For           Voted - For
    20 Mar 2014: Shareholders May Only Attend in the
    Shareholders Meeting If They-hold Voting Rights of
    A Minimum of 1 Share Which Correspond to One Voting
    Righ-t                                              Non-Voting                Non-Voting
    21 Mar 2014: Please Note That This is A Revision
    Due to Change in Record Date-to 28 Mar 14 and
    Receipt of Additional Comment. If You Have Already
    Sent in Yo-ur Votes, Please Do Not Return This
    Proxy Form Unless You Decide to Amend Your-
    Original Instructions. Thank You                    Non-Voting                Non-Voting


809

GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SONAE SGPS SA, MAIA
CUSIP: X8252W176
Meeting Date: 30-Apr-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 21 May 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
1   Discuss and Approve the Company Annual Report,
    Balance Sheet, and the Individual and Consolidated
    Accounts for the 2013 Financial Year                Management  For           Voted - For
2   Decide on the Proposed Appropriation of the
    Financial Year Net Result                           Management  For           Voted - For
3   Assess the Management and Audit of the Company      Management  For           Voted - For
4   Decide on the Statement Issued by the Shareholders
    for the Statutory Governing Bodies and Persons
    Discharging Managerial Responsibilities and on the
    Share Attribution Plan and Respective Regulation    Management  For           Voted - For
5   Decide, Pursuant to Article 8 of the Articles of
    Association, on the Applicable Principles for an
    Eventual Issuance of Convertible Bonds, As May be
    Decided by the Board of Directors                   Management  For           Voted - For
6   Decide, on the Suppression of the Shareholders
    Pre-emptive Right in the Subscription of Any
    Issuance of Convertible Bonds Decided by the Board
    of Directors Pursuant to the Terms of the Proposal
    Approved Under Agenda Item 5                        Management  For           Voted - For
7   Decide on the Authorisation for the Purchase and
    Sale of Own Shares Up to the Legal Limit of 10 Pct  Management  For           Voted - For
8   Decide on the Authorisation for the Purchase and
    Sale of Bonds Issued by the Company Up to 10 Pct    Management  For           Voted - For
9   Decide on the Authorisation for the Purchase And/or
    for the Holding of Shares of the Company by Its
    Controlled Companies, Under the Applicable Terms of
    Article 325-b of the Portuguese Companies Act       Management  For           Voted - For
    03 Apr 2014: Please Note That This is A Revision
    Due to Updation of Record Dat-e. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy For-m Unless You Decide to Amend Your
    Original Instructions. Thank You                    Non-Voting                Non-Voting


810




                        GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SONAECOM SGPS SA
CUSIP: X8250N111
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   To Decide on the Appointment of Members to Fulfil
    the Vacant Seats That May Exist in the Corporate
    Bodies on the Date of the General Meeting           Management  For           Voted - Against
2   Discuss and Approve the Company's Annual Report,
    and the Individual and Consolidated Accounts for
    the Year Ended 31 December 2013                     Management  For           Voted - For
3   Decide on the Proposed Appropriation of the Net
    Results for Year Ended 31 December 2013             Management  For           Voted - For
4   Assess the Management and Audit of the Company      Management  For           Voted - For
5   Discuss and Approve the Document Setting Out the
    Proposed Remuneration Policy to be Applied to the
    Company's Management and Auditing Bodies and to
    Persons Discharging Managerial Responsibilities, As
    Well As on the Plan to Grant Shares and Its
    Respective Regulation (the "medium Term Incentive
    Plan" Or "mtip") to be Applied by the Shareholders'
    Remuneration Committee                              Management  For           Voted - For
6   Authorise the Purchase and Sale of Own Shares Up to
    the Limit of 10%, As Permitted by Portuguese
    Company Law                                         Management  For           Voted - For
7   Authorise Both Purchasing Or Holding of Shares of
    the Company by Affiliated Companies, Under the
    Terms of Article 325-b of Portuguese Company Law    Management  For           Voted - For
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
    07 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second
    Call on 12 May 2014. Consequently, Your Voting
    Instruction-s Will  Remain Valid for All Calls
    Unless the Agenda is Amended. Thank Yo-u.           Non-Voting                Non-Voting
    07 Apr 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Comment and
    Receipt of Actual Record Date. If You Have Already
    Sent in Y-our Votes, Please Do Not Return This
    Proxy Form Unless You Decide to Amend You-r
    Original Instructions. Thank You.                   Non-Voting                Non-Voting


811

GLOBAL X FTSE PORTUGAL 20 ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ZON OPTIMUS SGPS S.A., LISBOA
CUSIP: X9819B101
Meeting Date: 23-Apr-14  Meeting Type: Annual General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                 Non-Voting                Non-Voting
1   Discuss the Management Report, Balance and
    Individual and Consolidated Accounts Regarding Year
    2013                                                 Management  For           Voted - For
2   To Resolve on the Proposal for Application of
    Results                                              Management  For           Voted - For
3   To Assess, in General Terms, the Management of the
    Company                                              Management  For           Voted - For
4   To Resolve About the Election of the Auditor for
    the Period 2013/2015                                 Management  For           Voted - For
5   Discuss the Salaries Commission Declaration About
    the Remuneration Policy of the Board of Directors
    and Governing Bodies                                 Management  For           Voted - For
6   Discuss About the Acquisition and Sale of Own Shares Management  For           Voted - For
7   Resolve on the Proposal of the Board of Directors
    for Definition of A Variable Remuneration Policy of
    the Company and Approval of the Respective
    Regulation                                           Management  For           Voted - For
8   Resolve on the Amendment of the Following
    Provisions of the Articles of Association: Art.1,
    Nr 3 of Art.7, Item B) of the Nr 1 of Art.24         Management  For           Voted - Against
    Please Note That Conditions for the Meeting:
    Minimum Shs / Voting Right:- 100/1                   Non-Voting                Non-Voting
    04 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 15 Apr 2014 to 11
    Apr 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                 Non-Voting                Non-Voting
Meeting Date: 20-Jun-14  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure Of-beneficial Owner
    Information, Through Declarations of Participation
    And-voting. Broadridge Will Disclose the Beneficial
    Owner Information for Your-voted Accounts.
    Additionally, Portuguese Law Does Not Permit


812




    GLOBAL X FTSE PORTUGAL 20 ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Beneficial-owners to Vote Inconsistently Across
    Their Holdings. Opposing Votes May Be- Rejected
    Summarily by the Company Holding This Ballot.
    Please Contact Your-client Service Representative
    for Further Details.                                Non-Voting                Non-Voting
1   To Resolve on the Amendment of Article 1 of the
    Company's Articles of Association                   Management  For           Voted - For
    28 May 2014: Please Note That Shareholders May Only
    Attend in the Shareholders-meeting If They Hold
    Voting Rights of A Minimum of 100 Shares Which
    Correspon-d to One Voting Right. Thank You.         Non-Voting                Non-Voting
    28 May 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting


813

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ASANKO GOLD INC
CUSIP: 04341Y105
Meeting Date: 30-Jan-14  Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details                                Non-Voting                Non-Voting
1   To Approve, with Or Without Variation, A Special
    Resolution, the Full Text of Which is Set Forth in
    Appendix B to the Accompanying Joint Management
    Information Circular of the Company and Pmi Gold
    Corporation ("pmi") Dated December 20, 2013 (the
    "information Circular"), to Approve the Issuance,
    Or Reservation for Issuance, As the Case May Be, by
    the Company, Pursuant to the Arrangement Agreement
    Dated December 17, 2013 Between Pmi and the Company
    (the "arrangement Agreement"), of 90,709,417 Common
    Shares of the Company, Being the Number of Common
    Shares of the Company Necessary to Give Effect to
    the Arrangement (as Defined in the Arrangement
    Agreement), All As More Particularly Described in
    the Information Circular                            Management  For           Voted - For
Meeting Date: 19-Jun-14  Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.7 and 3". Thank You.              Non-Voting                Non-Voting
1   To Determine the Number of Directors at Seven       Management  For           Voted - For
2.1 Election of Director: Colin Steyn                   Management  For           Voted - For
2.2 Election of Director: Peter Breese                  Management  For           Voted - For
2.3 Election of Director: Shawn Wallace                 Management  For           Voted - For
2.4 Election of Director: Gordon J. Fretwell            Management  For           Voted - For
2.5 Election of Director: Marcel De Groot               Management  For           Voted - For
2.6 Election of Director: Peter Bradford                Management  For           Voted - For
2.7 Election of Director: Michael Price                 Management  For           Voted - For
3   Appointment of KPMG LLP, Chartered Accountants, As
    Auditors of the Corporation for the Ensuing Year
    and Authorizing the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
4   Ratification and Approval of Stock Option Plan      Management  For           Voted - For


814

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ATAC RESOURCES LTD
CUSIP: 046491106
Meeting Date: 24-Jun-14   Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    5 6 and 7" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1, to 2.6 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Six (6)           Management  For           Voted - For
2.1 Election of Director: Robert C. Carne               Management  For           Voted - For
2.2 Election of Director: Bruce J. Kenway               Management  For           Voted - For
2.3 Election of Director: Glenn R. Yeadon               Management  For           Voted - For
2.4 Election of Director: Helmut H. Wober               Management  For           Voted - For
2.5 Election of Director: Douglas O. Goss, Q. C         Management  For           Voted - For
2.6 Election of Director: Bruce A. Youngman             Management  For           Voted - For
3   Appointment of Davidson & Company LLP, Chartered
    Accountants, As Auditors of the Company for the
    Ensuing Year and Authorizing the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
4   To Consider And, If Thought Advisable, to Pass an
    Ordinary Resolution Renewing the Company's 10%
    "rolling" Stock Option Plan, As More Fully
    Disclosed in the Information Circular Accompanying
    the Notice of Meeting                               Management  For           Voted - For
5   To Consider And, If Thought Advisable, to Pass A
    Special Resolution Authorizing an Alteration of the
    Company's Articles to Include an Advance Notice
    Provision for the Nomination of Directors, As More
    Fully Disclosed in the Information Circular
    Accompanying the Notice of Meeting: Article 14.12   Management  For           Voted - For
6   To Consider And, If Thought Advisable, to Pass an
    Ordinary Resolution Approving, Ratifying and
    Confirming the Company's New Shareholder Rights
    Plan, As More Fully Disclosed in the Information
    Circular Accompanying the Notice of Meeting         Management  For           Voted - For
7   To Grant the Proxyholder Authority to Vote at
    His/her Discretion on Any Other Business Or
    Amendment Or Variation to the Previous Resolutions  Management  For           Voted - Against
CHESAPEAKE GOLD CORP
CUSIP: 165184102
Meeting Date: 18-Dec-13   Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "2.1 to 2.5 and 3". Thank You.                      Non-Voting                Non-Voting
1   To Fix the Number of Directors at Five              Management  For           Voted - For
2.1 Election of Director: Daniel J. Kunz                Management  For           Voted - For


815

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.2 Election of Director: Peter F. Palmedo               Management  For           Voted - For
2.3 Election of Director: John Perston                   Management  For           Voted - For
2.4 Election of Director: P. Randy Reifel                Management  For           Voted - For
2.5 Election of Director: Gerald L. Sneddon              Management  For           Voted - For
3   Appointment of Deloitte LLP, Chartered Accountants
    As Auditor of the Company for the Ensuing Year       Management  For           Voted - For
CONTINENTAL GOLD LTD
CUSIP: G23850103
Meeting Date: 02-Jun-14  Meeting Type: Annual General Meeting
1.1 Election of Director: Leon Teicher                   Management  For           Voted - For
1.2 Election of Director: Ari B. Sussman                 Management  For           Voted - For
1.3 Election of Director: Jaime I. Gutierrez             Management  For           Voted - For
1.4 Election of Director: Gustavo J. Koch                Management  For           Voted - For
1.5 Election of Director: Paul J. Murphy                 Management  For           Voted - For
1.6 Election of Director: Kenneth G. Thomas              Management  For           Voted - For
1.7 Election of Director: Timothy A. Warman              Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration  Management  For           Voted - For
3   Resolution Ratifying, Confirming and Approving the
    Adoption of A Deferred Share Unit Plan, As More
    Particularly Described in the Accompanying
    Information Circular                                 Management  For           Voted - For
4   Resolution Ratifying, Confirming and Approving the
    Adoption of A Restricted Share Unit Plan, As More
    Particularly Described in the Accompanying
    Information Circular                                 Management  For           Voted - For
5   Resolution Approving Certain Amendments to the
    Company's Bye- Laws 60(a) and 61, As More
    Particularly Described in the Accompanying
    Information Circular                                 Management  For           Voted - Against
EXETER RESOURCE CORPORATION
CUSIP: 301835104 TICKER: XRA
Meeting Date: 18-Jun-14  Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at 5.                 Management  For           Voted - For
02  Director                                             Management
1   Bryce Roxburgh                                       Management  For           Voted - For
2   Yale Simpson                                         Management  For           Voted - For
3   Robert Reynolds                                      Management  For           Voted - For
4   John Simmons                                         Management  For           Voted - For
5   Julian Bavin                                         Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For


816




                        GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
04  To Consider And, If Thought Fit, to Pass, with Or
    Without Variation, an Ordinary Resolution to
    Approve the Advance Notice Policy of the Company
    Dated April 29, 2014 and an Alteration to the
    Company's Articles to Include Provisions Requiring
    Advance Notice of Director Nominees from
    Shareholders, As More Specifically Described in the
    Accompanying Information Circular Dated May 14,
    2014.                                               Management  For           Voted - For
GOLD CANYON RESOURCES INC
CUSIP: 38055D105
Meeting Date: 15-Apr-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.6 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at 6                 Management  For           Voted - For
2.1 Election of Director: Akiko Levinson                Management  For           Voted - For
2.2 Election of Director: Quinton Hennigh               Management  For           Voted - For
2.3 Election of Director: Ron Schmitz                   Management  For           Voted - For
2.4 Election of Director: Julie Desjardins              Management  For           Voted - For
2.5 Election of Director: Peter Levinson                Management  For           Voted - For
2.6 Election of Director: Jayant Bhandari               Management  For           Voted - For
3   Appointment of Davidson and Company LLP, Chartered
    Accountants As Auditors of the Company for the
    Ensuing Year                                        Management  For           Voted - For
4   Approval of Rolling 2014 Stock Option Plan          Management  For           Voted - For
5   Approval of Advanced Notice Policy                  Management  For           Voted - For
GRYPHON MINERALS LTD
CUSIP: Q4352M109
Meeting Date: 20-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of


817

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
1   Re-election of Mr Mel Ashton                         Management  For           Voted - For
2   Adoption of Remuneration Report                      Management  For           Voted - For
3   Issue of Share Appreciation Rights to the Managing
    Director                                             Management  For           Voted - For
GUYANA GOLDFIELDS INC
CUSIP: 403530108
Meeting Date: 28-Apr-14 Meeting Type: MIX
    08 Apr 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-abstain' for All
    Resolutions. Thank You                               Non-Voting                Non-Voting
1.a Election of Director: J. Patrick Sheridan            Management  For           Voted - For
1.b Election of Director: Alan Ferry                     Management  For           Voted - For
1.c Election of Director: Rene Marion                    Management  For           Voted - For
1.d Election of Director: Michael Richings               Management  For           Voted - For
1.e Election of Director: Daniel Noone                   Management  For           Voted - For
1.f Election of Director: Jean-pierre Chauvin            Management  For           Voted - For
1.g Election of Director: Scott Caldwell                 Management  For           Voted - For
1.h Election of Director: David Beatty                   Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Corporation for the Ensuing Year
    and Authorizing the Directors to Fix Their
    Remuneration                                         Management  For           Voted - For
    08 Apr 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Comment. If You
    Have Already Sent in Your Votes, Please Do Not
    Return Th-is Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You-.              Non-Voting                Non-Voting
INTERNATIONAL TOWER HILL MINES LTD.
CUSIP: 46050R102 TICKER: THM
Meeting Date: 29-May-14 Meeting Type: Annual
01  To Fix the Number of Directors at Five.              Management  For           Voted - For
02  Director                                             Management
1   Anton Drescher                                       Management  For           Voted - For
2   Stephen Lang                                         Management  For           Voted - For
3   John Ellis                                           Management  For           Voted - For
4   Mark Hamilton                                        Management  For           Voted - For
5   Thomas Weng                                          Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants, As Auditors of the Company
    for the Fiscal Year Ending December 31, 2014 and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For


818




                        GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
04  To Approve the Compensation Paid to the Company's
    Neo's on an Advisory Non-binding Basis.             Management  For           Voted - For
KAMINAK GOLD CORP, VANCOUVER
CUSIP: 48356P202
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1, to 2.6 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at 6                 Management  For           Voted - For
2.1 Election of Director: Eira M. Thomas                Management  For           Voted - For
2.2 Election of Director: John Robins                   Management  For           Voted - For
2.3 Election of Director: James Paterson                Management  For           Voted - For
2.4 Election of Director: D. Bruce Mcleod               Management  For           Voted - For
2.5 Election of Director: Richard Hall                  Management  For           Voted - For
2.6 Election of Director: Bradley Blacketor             Management  For           Voted - For
3   Appointment of Davidson & Company LLP As Auditors
    of the Company for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
4   To Approve and Ratify the Company's Stock Option
    Plan As More Particularly Described in the
    Company's Information Circular                      Management  For           Voted - For
5   To Approve the Company's Advance Notice Policy, As
    More Particularly Described in the Company's
    Information Circular Dated April 25, 2014           Management  For           Voted - For
LYDIAN INTERNATIONAL LTD, ST HELIER
CUSIP: G5724R107
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    05 Jun 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' Only for
    Resolutions "3" and 'in Favor' Or 'abstain' Only
    for Resolut-ion Numbers "1.1 to 1.6 and 2". Thank
    You.                                                Non-Voting                Non-Voting
1.1 The Election of Management's Nominee for Director:
    Gordon Wylie                                        Management  For           Voted - For
1.2 The Election of Management's Nominee for Director:
    Howard H.j. Stevenson                               Management  For           Voted - For
1.3 The Election of Management's Nominee for Director:
    Willan H. Abel                                      Management  For           Voted - For
1.4 The Election of Management's Nominee for Director:
    Timothy Read                                        Management  For           Voted - For
1.5 The Election of Management's Nominee for Director:
    Stephen J. Altmann                                  Management  For           Voted - For


819




                        GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.6 The Election of Management's Nominee for Director:
    Vahan Kololian                                      Management  For           Voted - For
2   The Appointment of Grant Thornton LLP As Auditor of
    the Company and the Authorization of the Directors
    to Fix the Auditor's Remuneration                   Management  For           Voted - For
3   The Approval of the Amendment to the Company's
    Memorandum of Association in the Manner Described
    in Item 9 in the Notice of Meeting                  Management  For           Voted - For
    05 Jun 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Comment and Change
    in Meeting Type to Agm. If You Have Already Sent in
    Your-votes, Please Do Not Vote Again Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
NEWSTRIKE CAPITAL INC, VANCOUVER BC
CUSIP: 652507104
Meeting Date: 28-Jan-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "1.1 to 1.6 and 2". Thank
    You.                                                Non-Voting                Non-Voting
1.1 Election of Director: Richard O'c. Whittall         Management  For           Voted - For
1.2 Election of Director: Kenneth R. Thorsen            Management  For           Voted - For
1.3 Election of Director: Robert Withers                Management  For           Voted - For
1.4 Election of Director: Wojtek A. Wodzicki            Management  For           Voted - For
1.5 Election of Director: George Brack                  Management  For           Voted - For
1.6 Election of Director: Kevin D. Rathbun              Management  For           Voted - For
2   Appointment of Davidson & Company LLP, Chartered
    Accountants, of Vancouver, Bc, As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
3   To Confirm the Company's Stock Option Plan Dated
    January 20, 2010                                    Management  For           Voted - For
4   To Ratify and Approve the Company's Advance Notice
    Policy Dated November 21, 2013 As More Particularly
    Described in the Section of the Information
    Circular Entitled "particulars of Matters to be
    Acted Upon - Ratification and Approval of Advance
    Notice Policy"                                      Management  For           Voted - For
5   To Consider, and If Deemed Advisable, Approve A
    Special Resolution to Alter the Company's Articles
    to Include the Advance Notice Provisions, on the
    Terms Set Forth in the Section of the Information
    Circular Entitled "particulars of Matters to be
    Acted Upon - Approval of Amendment to Articles to
    Include Advance Notice Provisions": Section 14.12   Management  For           Voted - For


820




                        GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
NOVAGOLD RESOURCES INC.
CUSIP: 66987E206 TICKER: NG
Meeting Date: 05-Jun-14 Meeting Type: Annual
1.  Director                                             Management
1   Sharon Dowdall                                       Management  For           Voted - For
2   Dr. Marc Faber                                       Management  For           Voted - For
3   Dr. Thomas Kaplan                                    Management  For           Voted - For
4   Gregory Lang                                         Management  For           Voted - For
5   Gillyeard Leathley                                   Management  For           Voted - For
6   Igor Levental                                        Management  For           Voted - For
7   Kalidas Madhavpeddi                                  Management  For           Voted - For
8   Gerald Mcconnell                                     Management  For           Voted - For
9   Clynton Nauman                                       Management  For           Voted - For
10  Rick Van Nieuwenhuyse                                Management  For           Voted - For
11  Anthony Walsh                                        Management  For           Voted - For
2.  Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
3.  Approve Certain Amendments to the Company's Stock
    Award Plan and Approve All Unallocated Entitlements
    Under the Stock Award Plan.                          Management  For           Voted - For
4.  Approve Certain Amendments to the Company's
    Performance Share Unit Plan and Approve All
    Unallocated Entitlements Under the Performance
    Share Unit Plan.                                     Management  For           Voted - For
5.  Approve Certain Amendments to the Company's
    Deferred Share Unit Plan and Approve All
    Unallocated Entitlements Under the Deferred Share
    Unit Plan, and to Ratify All Prior Issuances of
    Deferred Share Units Under the Deferred Share Unit
    Plan.                                                Management  For           Voted - For
6.  A Non-binding Resolution Approving the Compensation
    of the Company's Named Executive Officers.           Management  For           Voted - Against
7.  A Non-binding Resolution on the Frequency of
    Holding A Non-binding Vote on the Compensation of
    the Company's Named Executive Officers.              Management  1 Year        Voted - 1 Year
PAPILLON RESOURCES LTD, PERTH
CUSIP: Q7330A113
Meeting Date: 10-Apr-14 Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2, 3 and 4 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit (as Referred in the
    Company-announcement) You Should Not Vote (or Vote


821




                           GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    "abstain") on the Relevant-proposal Items. by Doing
    So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of New Constitution                        Management  For           Voted - For
2   Renewal of Performance Rights Plan                  Management  For           Voted - For
3   Approval to Grant Performance Rights to Mr Mark
    Connelly                                            Management  For           Voted - For
4   Approval to Vary Terms of Existing Performance
    Rights                                              Management  For           Voted - For
PARAMOUNT GOLD & SILVER CORP.
CUSIP: 69924P102 TICKER: PZG
Meeting Date: 16-Dec-13    Meeting Type: Annual
1   Director                                            Management
1   Christopher Crupi                                   Management  For           Voted - For
2   Michel Y. Stinglhamber                              Management  For           Voted - For
3   John Carden                                         Management  For           Voted - For
4   Robert Dinning                                      Management  For           Voted - For
5   Christopher Reynolds                                Management  For           Voted - For
6   Eliseo Gonzalez-urien                               Management  For           Voted - For
7   Shawn Kennedy                                       Management  For           Voted - For
2   Vote on Ratification of Mnp LLP As our Independent
    Registered Accountants.                             Management  For           Voted - For
3.  Say on Pay - an Advisory Vote on the Approval of
    Executive Compensation.                             Management  For           Voted - For
PRETIUM RESOURCES INC, VANCOUVER BC
CUSIP: 74139C102
Meeting Date: 14-May-14    Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.7 and 3". Thank You.              Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: Robert A. Quartermain         Management  For           Voted - For
2.2 Election of Director: C. Noel Dunn                  Management  For           Voted - For
2.3 Election of Director: Ross A. Mitchell              Management  For           Voted - For
2.4 Election of Director: Joseph J. Ovsenek             Management  For           Voted - For
2.5 Election of Director: Tom S.q. Yip                  Management  For           Voted - For
2.6 Election of Director: George Paspalas               Management  For           Voted - For


822

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.7 Election of Director: Peter Birkey                  Management  For           Voted - For
3   To Appoint PricewaterhouseCoopers LLP As Auditors
    of the Company for the Ensuing Year and to
    Authorize the Directors to Fix Their Remuneration   Management  For           Voted - For
4   The Company's Advance Notice Policy, A Copy of
    Which is Attached As Schedule "b" to the
    Information Circular of the Company Dated As of
    April 10, 2014, be and is Hereby Ratified,
    Confirmed and Approved                              Management  For           Voted - For
RUBICON MINERALS CORPORATION
CUSIP: 780911103 TICKER: RBY
Meeting Date: 25-Jun-14   Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven (7).        Management  For           Voted - For
02  Director                                            Management
1   David W. Adamson                                    Management  For           Voted - For
2   Julian Kemp                                         Management  For           Voted - For
3   Bruce A. Thomas, Q.c.                               Management  For           Voted - For
4   Michael D. Winship                                  Management  For           Voted - For
5   Michael A. Lalonde                                  Management  For           Voted - For
6   Peter M. Rowlandson                                 Management  For           Voted - For
7   David R. Beatty                                     Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorize the Directors to Fix Their Remuneration.  Management  For           Voted - For
04  To Consider and If Thought Appropriate, Pass A
    Special Resolution to Approve an Amendment to the
    Company's Articles to Include Advance Notice
    Provisions Relating to Director Nominations.        Management  For           Voted - For
05  To Consider and If Thought Appropriate, Approve All
    Unallocated Entitlements Under the Company's Stock
    Option Plan.                                        Management  For           Voted - For
06  To Consider and If Thought Appropriate, Approve
    Certain Amendments to the Company's Stock Option
    Plan.                                               Management  For           Voted - For
RUBICON MINERALS CORPORATION, VANCOUVER BC
CUSIP: 780911103
Meeting Date: 25-Jun-14   Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4,
    5 and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.7 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: David W. Adamson              Management  For           Voted - For
2.2 Election of Director: Julian Kemp                   Management  For           Voted - For


823




                           GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.3  Election of Director: Bruce A. Thomas, Q.c.         Management  For           Voted - For
2.4  Election of Director: Michael D. Winship            Management  For           Voted - For
2.5  Election of Director: Michael A. Lalonde            Management  For           Voted - For
2.6  Election of Director: Peter M. Rowlandson           Management  For           Voted - For
2.7  Election of Director: David R. Beatty               Management  For           Voted - For
3    Appointment of PricewaterhouseCoopers LLP, As
     Auditors of the Company for the Ensuing Year and
     Authorize the Directors to Fix Their Remuneration   Management  For           Voted - For
4    To Consider and If Thought Appropriate, Pass A
     Special Resolution to Approve an Amendment to the
     Company's Articles to Include Advance Notice
     Provisions Relating to Director Nominations -
     Article 10.11                                       Management  For           Voted - For
5    To Consider and If Thought Appropriate, Approve All
     Unallocated Entitlements Under the Company's Stock
     Option Plan.                                        Management  For           Voted - For
6    To Consider and If Thought Appropriate, Approve
     Certain Amendments to the Company's Stock Option
     Plan                                                Management  For           Voted - For
SABINA GOLD & SILVER CORP, VANCOUVER BC
CUSIP: 785246109
Meeting Date: 12-Jun-14    Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "2.1 to 2.10 and 3". Thank You.                     Non-Voting                Non-Voting
1    To Determine the Number of Directors at Ten (10)    Management  For           Voted - For
2.1  Election of Director: Terrence E. Eyton             Management  For           Voted - For
2.2  Election of Director: David A. Fennell              Management  For           Voted - For
2.3  Election of Director: Jonathan Goodman              Management  For           Voted - Against
2.4  Election of Director: Scott B. Hean                 Management  For           Voted - For
2.5  Election of Director: James N. Morton               Management  For           Voted - For
2.6  Election of Director: Robert Pease                  Management  For           Voted - For
2.7  Election of Director: John Wakeford                 Management  For           Voted - For
2.8  Election of Director: Anthony P. Walsh              Management  For           Voted - For
2.9  Election of Director: John F. Whitton               Management  For           Voted - For
2.10 Election of Director: Leroy E. Wilkes               Management  For           Voted - For
3    To Appoint KPMG LLP, Chartered Accountants, As
     Auditor of the Company                              Management  For           Voted - For
SEABRIDGE GOLD INC.
CUSIP: 811916105 TICKER: SA
Meeting Date: 24-Jun-14    Meeting Type: Annual
01   Director                                            Management
1    A. Frederick Banfield                               Management  For           Voted - For


824

GLOBAL X GOLD EXPLORERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   D. Scott Barr                                        Management  For           Voted - For
3   Thomas C. Dawson                                     Management  For           Voted - For
4   Rudi P. Fronk                                        Management  For           Voted - For
5   Eliseo Gonzalez-urien                                Management  For           Voted - For
6   Richard C. Kraus                                     Management  For           Voted - For
7   Jay S. Layman                                        Management  For           Voted - For
8   John W. Sabine                                       Management  For           Voted - For
02  Appointment of Kmpg LLP, Chartered Accountants, As
    Auditors of the Corporation for the Ensuing Year.    Management  For           Voted - For
03  To Authorize the Directors to Fix the Auditors
    Remuneration.                                        Management  For           Voted - For
04  To Approve, by A Majority of Disinterested
    Shareholders, the Grants of 750,000 Stock Options
    to Directors of the Corporation As More
    Particularly Set Out in the Management Proxy
    Circular in Respect of the Meeting.                  Management  For           Voted - For
05  To Approve, by A Majority of Disinterested
    Shareholders, the Proposed Grant of 50,000 Options
    to A New Director Nominee, Subject to His Election
    As A Director, As More Particularly Set Out in the
    Management Proxy Circular in Respect of the Meeting. Management  For           Voted - For
06  To Approve the Restricted Share Unit Plan of the
    Corporation and Grants Under Such Plan As More
    Particularly Set Out in the Management Proxy
    Circular in Respect of the Meeting.                  Management  For           Voted - For
07  To Transact Such Other Business As May Properly
    Come Before the Meeting.                             Management  For           Voted - Against
TOREX GOLD RESOURCES INC, TORONTO ON
CUSIP: 891054108
Meeting Date: 26-Jun-14   Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.7 and 2". Thank You.                       Non-Voting                Non-Voting
1.1 Election of Director: Fred Stanford                  Management  For           Voted - For
1.2 Election of Director: Michael Murphy                 Management  For           Voted - For
1.3 Election of Director: A. Terrance Macgibbon          Management  For           Voted - For
1.4 Election of Director: David Fennell                  Management  For           Voted - For
1.5 Election of Director: Andrew Adams                   Management  For           Voted - For
1.6 Election of Director: Frank Davis                    Management  For           Voted - For
1.7 Election of Director: James Crombie                  Management  For           Voted - For
2   Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration                            Management  For           Voted - Against
3   To Consider, And, If Deemed Appropriate, to Pass,
    with Or Without Variation, an Ordinary Resolution
    to Ratify and Confirm the Adoption of the Company's
    Shareholder Rights Plan, As More Particularly


825




                          GLOBAL X GOLD EXPLORERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Described in the Accompanying Management
    Information Circular                                Management  For           Voted - For
    30 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 3. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
VOLTA RESOURCES INC, TORONTO ON
CUSIP: 92870R104
Meeting Date: 17-Dec-13   Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details"                               Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   Pursuant to an Interim Order of the Superior Court
    of Justice of Ontario (commercial List) Dated
    November 18, 2013, the Passing, with Or Without
    Variation, of A Special Resolution to Approve A
    Plan of Arrangement Under Section 182 of the
    Business Corporations Act (ontario) Whereby, Among
    Other Things: (a) Holders of Common Shares of Volta
    (the "volta Shares") Will Receive, for Each Volta
    Share That They Hold, 0.15 of A B2gold Corp.
    ("b2gold") Common Share; and (b) B2gold Will
    Acquire All of the Issued and Outstanding Volta
    Shares                                              Management  For           Voted - For


826




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AERCAP HOLDINGS N.V.
CUSIP: N00985106 TICKER: AER
Meeting Date: 30-Apr-14 Meeting Type: Annual
4   Adoption of the Annual Accounts for the 2013
    Financial Year.                                      Management  For           Voted - For
6   Release of Liability of the Directors with Respect
    to Their Management During the 2013 Financial Year.  Management  For           Voted - For
7   Designation of Mr. Keith A. Helming As the
    Designated Person in Article 16, Paragraph 8 of the
    Articles of Association.                             Management  For           Voted - For
8   Appointment of PricewaterhouseCoopers Accountants
    N.v. As the Registered Accountants.                  Management  For           Voted - For
9A  Authorization of the Board of Directors to
    Repurchase Ordinary Shares.                          Management  For           Voted - For
9B  Conditional Authorization of the Board of Directors
    to Repurchase Additional Ordinary Shares.            Management  For           Voted - For
10  Reduction of Capital Through Cancellation of the
    Company's Ordinary Shares Which May be Acquired
    Pursuant to the Authorizations to Repurchase Shares. Management  For           Voted - For
11A Amendment to the Articles of Association (article
    3).                                                  Management  For           Voted - For
11B Designation of Each of the Company's Directors and
    Each (candidate) Civil Law Notary and Lawyer at
    Nautadutilh N.v. to Implement the Amendment to the
    Articles of Association.                             Management  For           Voted - For
4   Adoption of the Annual Accounts for the 2013
    Financial Year.                                      Management  For           Voted - For
6   Release of Liability of the Directors with Respect
    to Their Management During the 2013 Financial Year.  Management  For           Voted - For
7   Designation of Mr. Keith A. Helming As the
    Designated Person in Article 16, Paragraph 8 of the
    Articles of Association.                             Management  For           Voted - For
8   Appointment of PricewaterhouseCoopers Accountants
    N.v. As the Registered Accountants.                  Management  For           Voted - For
9A  Authorization of the Board of Directors to
    Repurchase Ordinary Shares.                          Management  For           Voted - For
9B  Conditional Authorization of the Board of Directors
    to Repurchase Additional Ordinary Shares.            Management  For           Voted - For
10  Reduction of Capital Through Cancellation of the
    Company's Ordinary Shares Which May be Acquired
    Pursuant to the Authorizations to Repurchase Shares. Management  For           Voted - For
11A Amendment to the Articles of Association (article
    3).                                                  Management  For           Voted - For
11B Designation of Each of the Company's Directors and
    Each (candidate) Civil Law Notary and Lawyer at
    Nautadutilh N.v. to Implement the Amendment to the
    Articles of Association.                             Management  For           Voted - For


827




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AMERICA MOVIL, S.A.B. DE C.V.
CUSIP: 02364W105 TICKER: AMX
Meeting Date: 28-Apr-14 Meeting Type: Annual
1.  Appointment Or, As the Case May Be, Reelection of
    the Members of the Board of Directors of the
    Company That the Holders of the Series "l" Shares
    are Entitled to Appoint. Adoption of Resolutions
    Thereon.                                            Management  For           Abstain
2.  Appointment of Delegates to Execute And, If
    Applicable, Formalize the Resolutions Adopted by
    the Meeting. Adoption of Resolutions Thereon.       Management  For           Voted - For
ANHEUSER-BUSCH INBEV SA
CUSIP: 03524A108 TICKER: BUD
Meeting Date: 30-Apr-14 Meeting Type: Annual
A1  Change in Relation to Outstanding Subscription
    Rights Granted to Directors of the Company and
    Certain Executives                                  Management  For           Voted - For
A2B Renewal of the Powers of the Board of Directors
    Relating to the Authorised Capital                  Management  For           Voted - For
B1A Renewal of the Powers of the Board of Directors
    Relating to the Acquisition of Own Shares           Management  For           Voted - For
B1B Replacing Article 10 of the Articles of Association Management  For           Voted - For
C4  Approval of the Statutory Annual Accounts           Management  For           Voted - For
C5  Discharge to the Directors                          Management  For           Voted - For
C6  Discharge to the Statutory Auditor                  Management  For           Voted - For
C7A Renewing the Appointment As Independent Director of
    Mr. Kees Storm, for A Period of One Year            Management  For           Voted - For
C7B Renewing the Appointment As Independent Director of
    Mr. Mark Winkelman, for A Period of One Year        Management  For           Voted - For
C7C Renewing the Appointment As Director of Mr.
    Alexandre Van Damme, for A Period of Four Years     Management  For           Voted - Against
C7D Renewing the Appointment As Director of Mr.
    Gregoire De Spoelberch, for A Period of Four Years  Management  For           Voted - Against
C7E Renewing the Appointment As Director of Mr. Carlos
    Alberto Da Veiga Sicupira, for A Period of Four
    Years                                               Management  For           Voted - Against
C7F Renewing the Appointment As Director of Mr. Marcel
    Herrmann Telles, for A Period of Four Years         Management  For           Voted - Against
C7G Acknowledging the End of Mandate As Director of Mr.
    Jorge Paulo Lemann and Appointing As Director Mr.
    Paulo Lemann As His Successor, for A Period of Four
    Years                                               Management  For           Voted - Against
C7H Acknowledging the End of Mandate As Director of Mr.
    Roberto Moses Thompson Motta and Appointing As
    Director Mr. Alexandre Behring As His Successor,
    for A Period of Four Years                          Management  For           Voted - Against


828




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
C7I Appointing As Independent Director Mr. Elio Leoni
    Sceti, for A Period of Four Years                    Management  For           Voted - For
C7J Appointing As Director Mrs. Maria Asuncion
    Aramburuzabala Larregui, for A Period of Four Years  Management  For           Voted - Against
C7K Appointing As Director Mr. Valentin Diez Morodo,
    for A Period of Four Years                           Management  For           Voted - Against
C8A Remuneration Policy and Remuneration Report of the
    Company                                              Management  For           Voted - Against
C8B Stock Options for Directors                          Management  For           Voted - For
D1  Filings                                              Management  For           Voted - For
BANCO SANTANDER BRASIL S.A.
CUSIP: 05967A107 TICKER: BSBR
Meeting Date: 09-Jun-14 Meeting Type: Special
1   Company's Exit from the Level 2 Special Listing
    Segment of Sao Paulo Stock Exchange (bm&fbovespa
    S.a. - Bolsa De Valores Mercadorias E Futuros)
    ("level 2"), with the Discontinuity by the Company
    of Differentiated Corporate Governance Practices
    Established on the Level 2 Regulation ("exit from
    Level 2"), Pursuant to Section Xi of Level 2
    Regulation and Title X of the Company's Bylaws, All
    As More Fully Described in the Proxy Material.       Management  For           Voted - Against
2AB Election of Specialized Company: Bank of America
    Merrill Lynch Banco Multiplo S.a. (please Mark A
    for Voting Box for Only 1 of 4 Companies. If More
    Than 1 for Box is Checked, Your Vote Will be Deemed
    to be Invalid, and Will Not be Counted at the
    Meeting.)                                            Management  For           Voted - For
2AC Election of Specialized Company: N M Rothschild &
    Sons (brasil) Ltda. (please Mark A for Voting Box
    for Only 1 of 4 Companies. If More Than 1 for Box
    is Checked, Your Vote Will be Deemed to be Invalid,
    and Will Not be Counted at the Meeting.)             Management  For           Abstain
2AD Election of Specialized Company: KPMG Corporate
    Finance Ltda. (please Mark A for Voting Box for
    Only 1 of 4 Companies. If More Than 1 for Box is
    Checked, Your Vote Will be Deemed to be Invalid,
    and Will Not be Counted at the Meeting.)             Management  For           Abstain
2AE Election of Specialized Company: Goldman Sachs Do
    Brasil Banco Multiplo S.a. (please Mark A for
    Voting Box for Only 1 of 4 Companies. If More Than
    1 for Box is Checked, Your Vote Will be Deemed to
    be Invalid, and Will Not be Counted at the Meeting.) Management  For           Abstain


829




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BLACKBERRY LIMITED
CUSIP: 09228F103 TICKER: BBRY
Meeting Date: 19-Jun-14 Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   John Chen                                           Management  For           Voted - For
2   Timothy Dattels                                     Management  For           Voted - For
3   Claudia Kotchka                                     Management  For           Voted - For
4   Richard Lynch                                       Management  For           Voted - For
5   Barbara Stymiest                                    Management  For           Voted - For
6   Prem Watsa                                          Management  For           Voted - For
02  Resolution Approving the Re- Appointment of Ernst &
    Young LLP As Auditors of the Company and
    Authorizing the Board of Directors to Fix the
    Auditors' Remuneration.                             Management  For           Voted - For
03  Resolution Confirming By-law No. A4 of the Company,
    Which Sets Out Advance Notice Requirements for
    Director Nominations As Disclosed in the Management
    Information Circular for the Meeting.               Management  For           Voted - For
04  Resolution Approving the Company's Deferred Share
    Unit Plan for Directors As Amended, Which Will
    Allow for Treasury Issuances and Secondary Market
    Purchases of Common Shares of the Company on A
    Redemption of Units As Disclosed in the Management
    Informatioin Circular for the Meeting.              Management  For           Voted - For
05  Non-binding Advisory Resolution That the
    Shareholders Accept the Company's Approach to
    Executive Compensation As Disclosed in the
    Management Information Circular for the Meeting.    Management  For           Voted - Against
BP P.L.C.
CUSIP: 055622104 TICKER: BP
Meeting Date: 10-Apr-14 Meeting Type: Annual
1   To Receive the Directors' Annual Report and
    Accounts.                                           Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report.                                             Management  For           Voted - Against
3   To Receive and Approve the Directors' Remuneration
    Policy.                                             Management  For           Voted - For
4   To Re-elect Mr. R W Dudley As A Director.           Management  For           Voted - For
5   To Re-elect Mr. I C Conn As A Director.             Management  For           Voted - For
6   To Re-elect Dr. B Gilvary As A Director.            Management  For           Voted - For
7   To Re-elect Mr. P M Anderson As A Director.         Management  For           Voted - For
8   To Re-elect Admiral F L Bowman As A Director.       Management  For           Voted - For
9   To Re-elect Mr. A Burgmans As A Director.           Management  For           Voted - For
10  To Re-elect Mrs. C B Carroll As A Director.         Management  For           Voted - For
11  To Re-elect Mr. G David As A Director.              Management  For           Voted - For


830




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  To Re-elect Mr. I E L Davis As A Director.          Management  For           Voted - For
13  To Re-elect Professor Dame Ann Dowling As A
    Director.                                           Management  For           Voted - For
14  To Re-elect Mr. B R Nelson As A Director.           Management  For           Voted - For
15  To Re-elect Mr. F P Nhleko As A Director.           Management  For           Voted - For
16  To Re-elect Mr. A B Shilston As A Director.         Management  For           Voted - For
17  To Re-elect Mr. C-h Svanberg As A Director.         Management  For           Voted - For
18  To Reappoint Ernst & Young LLP As Auditors to
    Authorize the Directors to Fix Their Remuneration.  Management  For           Voted - For
19  To Approve the Renewal of the Executive Directors'
    Incentive Plan.                                     Management  For           Voted - For
20  To Determine the Limit for the Aggregate
    Remuneration of the Non- Executive Directors.       Management  For           Voted - For
21  To Give Limited Authority to Allot Shares Up to A
    Specified Amount.                                   Management  For           Voted - For
S22 Special Resolution: to Give Authority to Allot A
    Limited Number of Shares for Cash Free of
    Pre-emption Rights.                                 Management  For           Voted - For
S23 Special Resolution: to Give Limited Authority for
    the Purchase of Its Own Shares by the Company.      Management  For           Voted - For
S24 Special Resolution: to Authorize the Calling of
    General Meetings (excluding Annual General
    Meetings) by Notice of at Least 14 Clear Days.      Management  For           Voted - Against
BROOKFIELD ASSET MANAGEMENT INC.
CUSIP: 112585104 TICKER: BAM
Meeting Date: 07-May-14 Meeting Type: Annual
01  Director                                            Management
1   Marcel R. Coutu                                     Management  For           Voted - For
2   Maureen Kempston Darkes                             Management  For           Voted - For
3   Lance Liebman                                       Management  For           Voted - For
4   Frank J. Mckenna                                    Management  For           Voted - For
5   Youssef A. Nasr                                     Management  For           Vote Withheld
6   James A. Pattison                                   Management  For           Voted - For
7   Seek Ngee Huat                                      Management  For           Voted - For
8   Diana L. Taylor                                     Management  For           Voted - For
02  Appointment of Deloitte LLP As the External Auditor
    and Authorizing the Directors to Set Its
    Remuneration.                                       Management  For           Voted - For
03  Say on Pay Resolution Set Out in the Corporation's
    Management Information Circular Dated March 25,
    2014.                                               Management  For           Voted - For


831

GLOBAL X GURU INTERNATIONAL INDEX ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CANADIAN NATURAL RESOURCES LIMITED
CUSIP: 136385101 TICKER: CNQ
Meeting Date: 08-May-14   Meeting Type: Annual
01  Director                                            Management
1   Catherine M. Best                                   Management  For           Voted - For
2   N. Murray Edwards                                   Management  For           Voted - For
3   Timothy W. Faithfull                                Management  For           Voted - For
4   Hon. Gary A. Filmon                                 Management  For           Voted - For
5   Christopher L. Fong                                 Management  For           Voted - For
6   Amb. Gordon D. Giffin                               Management  For           Voted - For
7   Wilfred A. Gobert                                   Management  For           Voted - For
8   Steve W. Laut                                       Management  For           Voted - For
9   Keith A.j. Macphail                                 Management  For           Voted - For
10  Hon. Frank J. Mckenna                               Management  For           Voted - For
11  Eldon R. Smith                                      Management  For           Voted - For
12  David A. Tuer                                       Management  For           Voted - For
02  The Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants, Calgary, Alberta, As
    Auditors of the Corporation for the Ensuing Year
    and the Authorization of the Audit Committee of the
    Board of Directors of the Corporation to Fix Their
    Remuneration.                                       Management  For           Voted - For
03  On an Advisory Basis, Accepting the Corporation's
    Approach to Executive Compensation As Set Forth in
    the Accomanying Information Circular.               Management  For           Voted - For
CANADIAN SOLAR INC.
CUSIP: 136635109 TICKER: CSIQ
Meeting Date: 23-Jun-14   Meeting Type: Annual
01  Director                                            Management
1   Shawn (xiaohua) Qu                                  Management  For           Voted - For
2   Robert Mcdermott                                    Management  For           Voted - For
3   Lars-eric Johansson                                 Management  For           Voted - For
4   Harry E. Ruda                                       Management  For           Voted - For
02  To Reappoint Deloitte Touche Tohmatsu Certified
    Public Accountants LLP As Auditors of the
    Corporation and to Authorize the Directors of the
    Corporation to Fix Their Remuneration.              Management  For           Voted - For
ENSCO PLC
CUSIP: G3157S106 TICKER: ESV
Meeting Date: 19-May-14   Meeting Type: Annual
1A. Re-election of Director: J. Roderick Clark          Management  For           Voted - For


832




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1B. Re-election of Director: Roxanne J. Decyk            Management  For           Voted - For
1C. Re-election of Director: Mary E. Francis Cbe         Management  For           Voted - For
1D. Re-election of Director: C. Christopher Gaut         Management  For           Voted - For
1E. Re-election of Director: Gerald W. Haddock           Management  For           Voted - For
1F. Re-election of Director: Francis S. Kalman           Management  For           Voted - For
1G. Re-election of Director: Daniel W. Rabun             Management  For           Voted - For
1H. Re-election of Director: Keith O. Rattie             Management  For           Voted - For
1I. Re-election of Director: Paul E. Rowsey, III         Management  For           Voted - For
2.  To Authorise the Board of Directors to Allot Shares. Management  For           Voted - For
3.  To Ratify the Audit Committee's Appointment of KPMG
    LLP As our U.S. Independent Registered Public
    Accounting Firm for the Year Ended 31 December 2014. Management  For           Voted - For
4.  To Re-appoint KPMG Audit PLC As our U.k. Statutory
    Auditors Under the U.k. Companies Act 2006 (to Hold
    Office from the Conclusion of the Annual General
    Meeting of Shareholders Until the Conclusion of the
    Next Annual General Meeting of Shareholders at
    Which Accounts are Laid Before the Company).         Management  For           Voted - For
5.  To Authorise the Audit Committee to Determine our
    U.k. Statutory Auditors' Remuneration.               Management  For           Voted - For
6.  To Approve the Directors' Remuneration Policy.       Management  For           Voted - For
7.  A Non-binding Advisory Vote to Approve the
    Directors' Remuneration Report for the Year Ended
    31 December 2013.                                    Management  For           Voted - For
8.  A Non-binding Advisory Vote to Approve the
    Compensation of our Named Executive Officers.        Management  For           Voted - For
9.  A Non-binding Advisory Vote to Approve the Reports
    of the Auditors and the Directors and the U.k.
    Statutory Accounts for the Year Ended 31 December
    2013 (in Accordance with Legal Requirements
    Applicable to U.k. Companies).                       Management  For           Voted - For
10. To Approve A Capital Reorganisation.                 Management  For           Voted - For
11. To Approve the Disapplication of Pre- Emption
    Rights.                                              Management  For           Voted - For
IMAX CORPORATION
CUSIP: 45245E109 TICKER: IMAX
Meeting Date: 02-Jun-14 Meeting Type: Annual and Special Meeting
01  Director                                             Management
1   Neil S. Braun                                        Management  For           Voted - For
2   Eric A. Demirian                                     Management  For           Voted - For
3   Richard L. Gelfond                                   Management  For           Voted - For
4   Garth M. Girvan                                      Management  For           Voted - For
5   David W. Leebron                                     Management  For           Voted - For
6   Michael Lynne                                        Management  For           Voted - For
7   Michael Macmillan                                    Management  For           Voted - For
8   I. Martin Pompadur                                   Management  For           Voted - For
9   Marc A. Utay                                         Management  For           Voted - For
10  Bradley J. Wechsler                                  Management  For           Voted - For


833




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
02  In Respect of the Appointment of
    PricewaterhouseCoopers LLP As Auditors of the
    Company and Authorizing the Directors to Fix Their
    Remuneration. Note: Voting Withhold is the
    Equivalent to Voting Abstain.                       Management  For           Voted - For
03  In Respect of the Confirmation of Certain
    Amendments to By-law No. 1 of the Company As
    Outlined in Appendix "a" to the Proxy Circular and
    Proxy Statement. Note: Voting Withhold is the
    Equivalent to Voting Abstain.                       Management  For           Voted - For
INFOSYS LIMITED
CUSIP: 456788108 TICKER: INFY
Meeting Date: 14-Jun-14 Meeting Type: Annual
O1  To Receive, Consider & Adopt Financial Statements,
    Including Audited Balance Sheet, Statement of
    Profit & Loss for Year Ended on That Date & Reports
    of Board & Auditors Thereon.                        Management  For           Voted - For
O2  To Declare A Final Dividend of 43 Rs Per Equity
    Share.                                              Management  For           Voted - For
O3  To Appoint A Director in Place of B.g. Srinivas,
    Who Retires by Rotation And, Being Eligible, Seeks
    Re- Appointment.                                    Management  For           Voted - For
O4  To Appoint A Director in Place of S.
    Gopalakrishnan, Who Retires by Rotation And, Being
    Eligible, Seeks Re- Appointment.                    Management  For           Voted - For
O5  To Re-appoint Auditors to Hold Office from the
    Conclusion of This Agm to Fourth Consecutive Agm &
    to Fix Their Remuneration.                          Management  For           Voted - For
S6  To Appoint U.b. Pravin Rao As A Director, Liable to
    Retire by Rotation and Also As A Whole-time
    Director.                                           Management  For           Voted - Against
S7  To Appoint Kiran Mazumdar-shaw As an Independent
    Director.                                           Management  For           Voted - For
S8  To Appoint Carol M. Browner As an Independent
    Director.                                           Management  For           Voted - For
S9  To Appoint Ravi Venkatesan As an Independent
    Director.                                           Management  For           Voted - For
S10 Contract to Sell, Lease, Transfer, Assign Or
    Otherwise Dispose of the Whole Or Part of the
    Products, Platforms and Solutions (pps) Business &
    Undertaking to Edgeverve Systems Limited            Management  For           Voted - For
S11 Retirement of A Director                            Management  For           Voted - For


834




                         GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
INTERXION HOLDING N V
CUSIP: N47279109 TICKER: INXN
Meeting Date: 30-Jun-14  Meeting Type: Annual
1.  Proposal to Adopt our Dutch Statutory Annual
    Accounts for the Financial Year 2013.               Management  For           Voted - For
2.  Proposal to Discharge the Members of our Board of
    Directors from Certain Liabilities for the
    Financial Year 2013.                                Management  For           Voted - For
3A. Proposal to Appoint Frank Esser As Non-executive
    Director.                                           Management  For           Voted - For
3B. Proposal to Appoint Mark Heraghty As Non-executive
    Director.                                           Management  For           Voted - For
4.  Proposal to Award Restricted Shares to our
    Non-executive Directors and to Increase Audit
    Committee Membership Compensation, As Described in
    the Proxy Statement.                                Management  For           Voted - For
5.  Proposal to Award Performance Shares to our
    Executive Director, As Described in the Proxy
    Statement.                                          Management  For           Voted - For
6.  Proposal to Appoint KPMG Accountants N.v. to Audit
    our Annual Accounts for the Financial Year 2014.    Management  For           Voted - For
KONINKLIJKE PHILIPS ELECTRONICS N.V.
CUSIP: 500472303 TICKER: PHG
Meeting Date: 01-May-14  Meeting Type: Annual
2C. Proposal to Adopt the Financial Statements.         Management  For           Voted - For
2D. Proposal to Adopt A Dividend of Eur 0.80 Per Common
    Share, in Cash Or in Shares at the Option of the
    Shareholder, Against the Net Income for 2013.       Management  For           Voted - For
2E. Proposal to Discharge the Members of the Board of
    Management for Their Responsibilities.              Management  For           Voted - For
2F. Proposal to Discharge the Members of the
    Supervisory Board for Their Responsibilities.       Management  For           Voted - For
3.  Proposal to Appoint Ms Orit Gadiesh As Member of
    the Supervisory Board with Effect from May 1, 2014. Management  For           Voted - For
4.  Proposal to Re-appoint KPMG Accountants N.v. As
    External Auditor of the Company for an Interim
    Period of One Year.                                 Management  For           Voted - For
5A. Proposal to Authorize the Board of Management for A
    Period of 18 Months, Effective May 1, 2014, As the
    Body Which is Authorized, with the Approval of the
    Supervisory Board, to Issue Shares Or Grant Rights
    to Acquire Shares Within the Limits Laid Down in
    the Articles of Association of the Company.         Management  For           Voted - For
5B. Proposal to Authorize the Board of Management for A
    Period of 18 Months, Effective May 1, 2014, As the
    Body Which is Authorized, with the Approval of the


835




                            GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Supervisory Board, to Restrict Or Exclude the Pre-
    Emption Rights Accruing to Shareholders.            Management  For           Voted - For
6.  Proposal to Authorize the Board of Management for A
    Period of 18 Months, Per May 1, 2014, Within the
    Limits of the Law and the Articles of Association,
    to Acquire, with the Approval of the Supervisory
    Board, Shares in the Company Pursuant to and
    Subject to the Limitations Set Forth in the Agenda
    Attached Hereto.                                    Management  For           Voted - For
7.  Proposal to Cancel Common Shares in the Share
    Capital of the Company Held Or to be Acquired by
    the Company.                                        Management  For           Voted - For
KOSMOS ENERGY LTD
CUSIP: G5315B107 TICKER: KOS
Meeting Date: 05-Jun-14     Meeting Type: Annual
1.  Director                                            Management
1   Andrew G. Inglis                                    Management  For           Vote Withheld
2   Brian F. Maxted                                     Management  For           Vote Withheld
3   Sir Richard B. Dearlove                             Management  For           Voted - For
4   David I. Foley                                      Management  For           Vote Withheld
5   David B. Krieger                                    Management  For           Vote Withheld
6   Joseph P. Landy                                     Management  For           Vote Withheld
7   Prakash A. Melwani                                  Management  For           Vote Withheld
8   Adebayo O. Ogunlesi                                 Management  For           Voted - For
9   Lars H. Thunell                                     Management  For           Voted - For
10  Chris Tong                                          Management  For           Voted - For
11  Christopher A. Wright                               Management  For           Voted - For
2   To Appoint Ernst & Young LLP As the Company's
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014 and to
    Authorize the Company's Audit Committee of the
    Board of Directors to Determine Their Remuneration. Management  For           Voted - For
3   To Approve, on A Nonbinding, Advisory Basis, Named
    Executive Officer Compensation.                     Management  For           Voted - For
MELCO CROWN ENTERTAINMENT LTD.
CUSIP: 585464100 TICKER: MPEL
Meeting Date: 21-May-14     Meeting Type: Annual
1)  To Ratify the Annual Report on Form 20-f Filed with
    the U.S. Securities and Exchange Commission, and to
    Receive and Adopt the Audited Consolidated
    Financial Statements and the Directors' and
    Auditors' Reports, for the Year Ended December 31,
    2013.                                               Management  For           Voted - For
2A) To Re-elect Mr. Clarence Yuk Man Chung As A
    Non-executive Director of the Company.              Management  For           Voted - Against


836




                         GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2B) To Re-elect Mr. William Todd Nisbet As A
    Non-executive Director of the Company.              Management  For           Voted - Against
2C) To Re-elect Mr. James Andrew Charles Mackenzie As
    an Independent Non-executive Director of the
    Company.                                            Management  For           Voted - For
2D) To Re-elect Mr. Thomas Jefferson Wu As an
    Independent Non-executive Director of the Company.  Management  For           Voted - For
3)  To Authorize the Board of Directors to Fix the
    Remuneration of the Directors of the Company.       Management  For           Voted - For
4)  To Ratify the Appointment of and Re- Appoint the
    Independent Auditors of the Company, Deloitte
    Touche Tohmatsu, and to Authorize the Board of
    Directors to Fix Their Remuneration.                Management  For           Voted - For
5)  To Grant A General and Unconditional Mandate to the
    Board of Directors to Issue New Shares of the
    Company                                             Management  For           Voted - Against
6)  To Grant A General and Unconditional Mandate to the
    Board of Directors to Repurchase Shares of the
    Company                                             Management  For           Voted - For
7)  To Extend the General Mandate Granted to the Board
    of Directors to Issue New Shares of the Company     Management  For           Voted - Against
NOKIA CORPORATION
CUSIP: 654902204  TICKER: NOK
Meeting Date: 17-Jun-14  Meeting Type: Annual
7.  Adoption of the Annual Accounts.                    Management  For           Voted - For
8.  Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend.          Management  For           Voted - For
9.  Resolution on the Discharge of the Members of the
    Board of Directors and the President and Ceo from
    Liability.                                          Management  For           Voted - For
10. Resolution on the Remuneration of the Members of
    the Board of Directors.                             Management  For           Voted - For
11. Resolution on the Number of Members of the Board of
    Directors.                                          Management  For           Voted - For
12. Director                                            Management
1   Vivek Badrinath                                     Management  For           Voted - For
2   Bruce Brown                                         Management  For           Voted - For
3   Elizabeth Doherty                                   Management  For           Voted - For
4   Jouko Karvinen                                      Management  For           Voted - For
5   Marten Mickos                                       Management  For           Voted - For
6   Elizabeth Nelson                                    Management  For           Voted - For
7   Risto Siilasmaa                                     Management  For           Voted - For
8   Kari Stadigh                                        Management  For           Voted - For
9   Dennis Strigl                                       Management  For           Voted - For
13. Resolution on the Remuneration of the Auditor.      Management  For           Voted - For
14. Election of Auditor.                                Management  For           Voted - For
15. Authorization to the Board of Directors to Resolve
    to Repurchase the Company's Own Shares.             Management  For           Voted - For


837




                         GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
16. Authorization to the Board of Directors to Resolve
    on the Issuance of Shares and Special Rights
    Entitling to Shares.                                 Management  For           Voted - For
NOVADAQ TECHNOLOGIES INC.
CUSIP: 66987G102 TICKER: NVDQ
Meeting Date: 21-May-14  Meeting Type: Annual and Special Meeting
01  Director                                             Management
1   Dr. Arun Menawat                                     Management  For           Voted - For
2   Aaron Davidson                                       Management  For           Voted - For
3   Anthony Griffiths                                    Management  For           Voted - For
4   Harold O. Koch, Jr.                                  Management  For           Voted - For
5   William A. Mackinnon                                 Management  For           Voted - For
6   Thomas Wellner                                       Management  For           Voted - For
02  Appointment of KPMG LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors Fix the Auditors' Remuneration.        Management  For           Voted - For
03  In Respect of the Resolution Reconfirming and
    Approving the Unallocated Options Under the
    Corporation's Stock Option Plan As May be Further
    Amended and Restated Under the Resolution Referred
    to in Item 4 of the Management Information Circular. Management  For           Voted - For
NXP SEMICONDUCTOR NV
CUSIP: N6596X109 TICKER: NXPI
Meeting Date: 20-May-14  Meeting Type: Annual
2C. Adoption of the 2013 Financial Statements            Management  For           Voted - For
2D. Granting Discharge to the Directors for Their
    Management During the Past Financial Year            Management  For           Voted - For
3A. Proposal to Re-appoint Mr. Richard L. Clemmer As
    Executive Director of the Company with Effect from
    May 20, 2014                                         Management  For           Voted - For
3B. Proposal to Re-appoint Sir Peter Bonfield As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                    Management  For           Voted - For
3C. Proposal to Re-appoint Mr. Johannes P. Huth As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                    Management  For           Voted - For
3D. Proposal to Re-appoint Mr. Kenneth A. Goldman As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                    Management  For           Voted - For
3E. Proposal to Re-appoint Dr. Marion Helmes As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                    Management  For           Voted - For
3F. Proposal to Re-appoint Mr. Joseph Kaeser As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                    Management  For           Voted - For


838




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3G. Proposal to Re-appoint Mr. Ian Loring As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3H. Proposal to Re-appoint Mr. Eric Meurice As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3I. Proposal to Re-appoint Ms. Julie Southern As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3J. Proposal to Appoint Dr. Rick Tsai As Non-executive
    Director of the Company with Effect from July 1,
    2014                                                Management  For           Voted - For
4.  Authorisation to Repurchase Shares in the Company's
    Capital                                             Management  For           Voted - For
5.  Authorisation to Cancel Repurchased Shares in the
    Company's Capital                                   Management  For           Voted - For
PENN WEST PETROLEUM LTD.
CUSIP: 707887105 TICKER: PWE
Meeting Date: 04-Jun-14 Meeting Type: Annual
01  An Ordinary Resolution to Appoint KPMG LLP,
    Chartered Accountants, Calgary, Alberta, As Auditor
    of Penn West for the Ensuing Year.                  Management  For           Voted - For
02  Director                                            Management
1   James E. Allard                                     Management  For           Voted - For
2   George H. Brookman                                  Management  For           Voted - For
3   John Brydson                                        Management  For           Voted - For
4   Gillian H. Denham                                   Management  For           Voted - For
5   Richard L. George                                   Management  For           Voted - For
6   David E. Roberts                                    Management  For           Voted - For
7   James C. Smith                                      Management  For           Voted - For
8   Jay W. Thornton                                     Management  For           Voted - For
03  Advisory Vote Approving Penn West's Approach to
    Executive Compensation.                             Management  For           Voted - Against
PETROLEO BRASILEIRO S.A. - PETROBRAS
CUSIP: 71654V408 TICKER: PBR
Meeting Date: 02-Apr-14 Meeting Type: Special
A1  Management Report and Financial Statements,
    Accompanied by the Opinion of the Audit Committee,
    Concerning the Fiscal Year Closed on December 31st,
    2013.                                               Management  For           Abstain
A2  Capital Budget Concerning the Period of 2014.       Management  For           Voted - For
A3  Allocation of the Result of the Period of 2013.     Management  For           Voted - For
A4A Election of the Members of the Board of Directors:
    Appointed by the Controlling Shareholders.          Management  For           Abstain


839




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
A4B Election of the Member of the Board of Directors:
    Appointed by the Minority Shareholders: Mauro
    Gentile Rodrigues Da Cunha.                         Management  For           Voted - For
A5  Election of the Chairman of the Board of Directors. Management  For           Voted - For
A6A Election of the Members of the Audit Committee and
    Their Respective Substitutes: Appointed by the
    Controlling Shareholders.                           Management  For           Abstain
A6B Election of the Members of the Audit Committee and
    Their Respective Substitutes: Appointed by the
    Minority Shareholders: Reginaldo Ferreira Alexandre
    & Mario Cordeiro Filho (alternate).                 Management  For           Voted - For
S1  Fixing of the Managers' and the Auditors'
    Compensation.                                       Management  For           Voted - For
S2  Increase of the Capital Stock Upon Incorporation of
    the Fiscal Incentives Reserve Formed in 2013, in
    the Amount of R$ 21 Million, Pursuant to Article
    35, Paragraph 1, of Ordinance No. 2.091/07 of the
    State Ministry of National Integration, Increasing
    the Capital Stock from R$ 205,411 Million to R$
    205,432 Million, Not Resulting in Modification of
    the Number of Common and Preferred Shares, Pursuant
    to Article 40, Item III, of the Articles of
    Incorporation, and the Resulting Amendment of
    Article 4 of the Referred Article of Incorporation. Management  For           Voted - For
S3  Merger of Termoacu S.a. ("termoacu") Into Petrobras Management  For           Voted - For
S4  Merger of Termoceara Ltda. ("termoceara") Into
    Petrobras                                           Management  For           Voted - For
S5  Merger of Companhia Locadora De Equipamentos
    Petroliferos - Clep ("clep") Into Petrobras         Management  For           Voted - For
ROYAL DUTCH SHELL PLC
CUSIP: 780259206 TICKER: RDSA
Meeting Date: 20-May-14 Meeting Type: Annual
1.  Receipt of Annual Report & Accounts                 Management  For           Voted - For
2.  Approval of Directors' Remuneration Policy          Management  For           Voted - For
3.  Approval of Directors' Remuneration Report          Management  For           Voted - For
4.  Appointment of Euleen Goh As A Director of the
    Company                                             Management  For           Voted - For
5.  Appointment of Patricia A. Woertz As A Director of
    the Company                                         Management  For           Voted - For
6.  Re-appointment of Director: Ben Van Beurden         Management  For           Voted - For
7.  Re-appointment of Director: Guy Elliott             Management  For           Voted - For
8.  Re-appointment of Director: Simon Henry             Management  For           Voted - For
9.  Re-appointment of Director: Charles O. Holliday     Management  For           Voted - For
10. Re-appointment of Director: Gerard Kleisterlee      Management  For           Voted - For
11. Re-appointment of Director: Jorma Ollila            Management  For           Voted - For
12. Re-appointment of Director: Sir Nigel Sheinwald     Management  For           Voted - For
13. Re-appointment of Director: Linda G. Stuntz         Management  For           Voted - For
14. Re-appointment of Director: Hans Wijers             Management  For           Voted - For
15. Re-appointment of Director: Gerrit Zalm             Management  For           Voted - For


840

GLOBAL X GURU INTERNATIONAL INDEX ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
16. Re-appointment of Auditors                          Management  For           Voted - For
17. Remuneration of Auditors                            Management  For           Voted - For
18. Authority to Allot Shares                           Management  For           Voted - For
19. Disapplication of Pre-emption Rights                Management  For           Voted - For
20. Authority to Purchase Own Shares                    Management  For           Voted - For
21. Approval of Long-term Incentive Plan                Management  For           Voted - For
22. Approval of Deferred Bonus Plan                     Management  For           Voted - For
23. Approval of Restricted Share Plan                   Management  For           Voted - For
24. Authority for Certain Donations and Expenditure     Management  For           Voted - For
SCORPIO BULKERS INC.
CUSIP: Y7546A106 TICKER: SALT
Meeting Date: 29-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Emanuele A. Lauro                                   Management  For           Voted - For
2   Roberto Giorgi                                      Management  For           Voted - For
2.  To Approve the Appointment of
    PricewaterhouseCoopers As the Company's Independent
    Auditors for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
TAIWAN SEMICONDUCTOR MFG. CO. LTD.
CUSIP: 874039100 TICKER: TSM
Meeting Date: 24-Jun-14 Meeting Type: Annual
1)  To Accept 2013 Business Report and Financial
    Statements                                          Management  For           Voted - For
2)  To Approve the Proposal for Distribution of 2013
    Profits                                             Management  For           Voted - For
3)  To Revise the Following Internal Rules: (a)
    Procedures for Acquisition Or Disposal of Assets,
    (b) Procedures for Financial Derivatives
    Transactions                                        Management  For           Voted - For
TATA MOTORS LIMITED
CUSIP: 876568502 TICKER: TTM
Meeting Date: 27-Jun-14 Meeting Type: Consent
1.  Approval for Payment of Minimum Remuneration to Mr.
    Ravindra Pisharody, Executive Director (commercial
    Vehicles) in Case of Inadequacy of Profits and
    Ratification of the Excess Remuneration Paid for
    the Financial Year Ended March 31, 2014             Management  For           Voted - Against
2.  Approval for Payment of Minimum Remuneration to Mr.
    Satish Borwankar, Executive Director (quality) in
    Case of Inadequacy of Profits and Ratification of


841




                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Excess Remuneration Paid for the Financial Year
    Ended March 31, 2014                                Management  For           Voted - Against
3.  Approval and Ratification of the Excess
    Remuneration Paid to (late) Mr. Karl Slym, Managing
    Director/his Legal Heir in View of Inadequacy of
    Profits for the Financial Year Ended March 31, 2014 Management  For           Voted - Against
4.  Borrowing Powers of the Board                       Management  For           Voted - For
5.  Creation of Charge on Company's Properties          Management  For           Voted - For
6.  To Offer Or Invite for Subscription of
    Non-convertible Debentures on Private Placement
    Basis                                               Management  For           Voted - For
TERNIUM S.A.
CUSIP: 880890108 TICKER: TX
Meeting Date: 07-May-14 Meeting Type: Annual
1.  Consideration of the Board of Directors' and
    Independent Auditor's Reports on the Company's
    Consolidated Financial Statements.                  Management  For           Voted - For
2.  Consideration of the Independent Auditor's Report
    on Annual Accounts, All As More Fully Described in
    the Proxy Material.                                 Management  For           Voted - For
3.  Allocation of Results and Approval of Dividend
    Payment.                                            Management  For           Voted - For
4.  Discharge to the Members of the Board of Directors
    for the Exercise of Their Mandate Throughout the
    Year Ended December 31, 2013.                       Management  For           Voted - For
5.  Election of the Members of the Board of Directors.  Management  For           Voted - For
6.  Compensation of the Members of the Board of
    Directors.                                          Management  For           Voted - For
7.  Appointment of the Independent Auditors for the
    Fiscal Year Ending December 31, 2014 and Approval
    of Their Fees.                                      Management  For           Voted - For
8.  Authorization to the Board of Directors to Delegate
    the Day-to-day Management of the Company's Business
    to One Or More of Its Members.                      Management  For           Voted - For
9.  Authorization to the Board of Directors to Appoint
    One Or More of Its Members As the Company's
    Attorney-in-fact.                                   Management  For           Voted - For
YANDEX NV
CUSIP: N97284108 TICKER: YNDX
Meeting Date: 21-May-14 Meeting Type: Annual
1.  Approval of 2013 Annual Statutory Accounts of the
    Company.                                            Management  For           Voted - For
2.  Addition of 2013 Profits of the Company to Retained
    Earnings.                                           Management  For           Voted - For
3.  Granting Discharge to the Directors for Their
    Management During the Past Financial Year.          Management  For           Voted - For
                                                        842





                        GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Proposal to Appoint Herman Gref As A Non-executive
    Member of the Board of Directors with Effect from
    May 21, 2014.                                       Management  For           Voted - For
5.  Proposal to Re-appoint Arkady Volozh As an
    Executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
6.  Proposal to Re-appoint Alfred Fenaughty As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
7.  Proposal to Re-appoint Elena IVashenseva As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
8.  Proposal to Re-appoint Rogier Rijnja As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
9.  Authorization to Cancel the Company's Outstanding
    Class C Shares.                                     Management  For           Voted - For
10. Amendment of Company's Articles of Association to
    Reduce Number of Authorized Shares and Execute the
    Notorial Deed of Amendment.                         Management  For           Voted - For
11. Amendment of Equity Incentive Plan.                 Management  For           Voted - For
12. Appointment of the External Auditor of the
    Company's Consolidated Financial Statements and
    Statutory Accounts.                                 Management  For           Voted - For
13. Authorization to Issue Ordinary Shares and
    Preferences Shares.                                 Management  For           Voted - Against
14. Authorization to Exclude Pre-emptive Rights.        Management  For           Voted - Against
15. Authorization of the Board to Acquire Shares in the
    Company.                                            Management  For           Voted - Against
YPF SOCIEDAD ANONIMA
CUSIP: 984245100 TICKER: YPF
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Meeting.                                     Management  For           Voted - For
2.  Consideration of the Board of Directors'
    Resolutions Regarding the Creation of A Long-term
    Plan of Compensation in Shares for Employees,
    Through the Acquisition of Shares Held by the
    Company in Accordance with Article 64 Et. Seq. of
    Law 26,831. Exemption from the Preemptive Offer of
    Shares to Shareholders Pursuant to Article 67 of
    Law 26,831.                                         Management  For           Voted - For
3.  Consideration of the Annual Report, Inventory,
    Balance Sheet, Income Statement, Statement of
    Changes in Shareholders' Equity and Statement of
    Cash Flow, with Their Notes, Charts, Exhibits and
    Related Documents, and the Report of the
    Supervisory Committee and Independent Auditor,
    Corresponding to the Fiscal Year No. 37 Begun on
    January 1, 2013 and Ended on December 31, 2013.     Management  For           Voted - For


843




    GLOBAL X GURU INTERNATIONAL INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Use of Profits Accumulated As of December 31, 2013.
    Constitution of Reserves. Declaration of Dividends.  Management  For           Voted - For
5.  Remuneration of the Independent Auditor for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
6.  Appointment of the Independent Auditor Who Shall
    Report on the Annual Financial Statements As of
    December 31, 2014 and Determination of Its
    Remuneration.                                        Management  For           Voted - For
7.  Extension of the Powers Delegated to the Board of
    Directors to Determine the Terms and Conditions of
    the Notes Issued Under the Current Global
    Medium-term Notes Program.                           Management  For           Voted - For
8.  Consideration of the Performance of the Board of
    Directors and the Supervisory Committee During the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
9.  Remuneration of the Board of Directors for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
10. Remuneration of the Supervisory Committee for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
11. Determination of the Number of Regular and
    Alternate Members of the Supervisory Committee.      Management  For           Abstain
12. Appointment of One Regular and One Alternate Member
    of the Supervisory Committee for the Class A Shares. Management  For           Abstain
13. Appointment of the Regular and Alternate Members of
    the Supervisory Committee for the Class D Shares.    Management  For           Abstain
14. Determination of the Number of Regular and
    Alternate Members of the Board of Directors.         Management  For           Voted - Against
15. Appointment of One Regular and One Alternate
    Director for the Class A Shares and Determination
    of Their Tenure.                                     Management  For           Voted - For
16. Appointment of the Regular and Alternate Directors
    for Class D Shares and Determination of Their
    Tenure.                                              Management  For           Voted - For
17. Determination of the Remuneration to be Received by
    the Members of the Board of Directors and the
    Members of the Supervisory Committee for the Fiscal
    Year Begun on January 1, 2014.                       Management  For           Abstain
18. Consideration of the Withdrawal of the Corporate
    Liability Action Initiated by the Company Against
    Mr. Antonio Brufau Niubo.                            Management  For           Abstain


844




                              GLOBAL X JUNIOR MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BREITBURN ENERGY PARTNERS L.P.
CUSIP: 106776107 TICKER: BBEP
Meeting Date: 19-Jun-14       Meeting Type: Annual
1.  Director                                            Management
1   Randall H. Breitenbach                              Management  For           Voted - For
2   David B. Kilpatrick                                 Management  For           Voted - For
2.  Advisory (non-binding) Proposal to Approve the
    Compensation of the Named Executive Officers of
    Breitburn Gp, Llc.                                  Management  For           Voted - For
3.  Ratification of the Appointment of
    PricewaterhouseCoopers, LLP As the Independent
    Registered Public Accounting Firm for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For
CRESTWOOD MIDSTREAM PARTNERS LP
CUSIP: 226372100 TICKER: CMLP
Meeting Date: 04-Oct-13       Meeting Type: Special
1.  Agreement & Plan of Merger, by & Among Crestwood
    Midstream Partners Lp ("crestwood"), Crestwood Gas
    Services Gp Llc, the General Partner of Crestwood,
    Crestwood Holdings Llc, the Parent Company of Cmlp
    Gp, Inergy Midstream, L.p., Nrgm Gp, Llc, the
    General Partner of Inergy Midstream, Inergy, L.p.,
    the Indirect Parent Company of Nrgm Gp, Llc, &
    Intrepid Merger Sub, Llc.                           Management  For           Voted - For
2.  Approval of the Adjournment of the Special Meeting,
    If Necessary Or Appropriate to Solicit Additional
    Proxies If There are Not Sufficient Votes to
    Approve the Merger Agreement at the Time of the
    Special Meeting.                                    Management  For           Voted - For
3.  Approval Of, on an Advisory (non- Binding Basis),
    the Compensation Payments That Will Or May be Paid
    by Crestwood to Its Named Executive Officers in
    Connection with the Merger.                         Management  For           Voted - For
DORCHESTER MINERALS, L.P.
CUSIP: 25820R105 TICKER: DMLP
Meeting Date: 14-May-14       Meeting Type: Annual
1.  Director                                            Management
1   Buford P. Berry                                     Management  For           Voted - For
2   C.W. ("bill") Russell                               Management  For           Voted - For
3   Ronald P. Trout                                     Management  For           Voted - For


845




                        GLOBAL X JUNIOR MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Approval of the Appointment of Grant Thornton LLP
    As our Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
3.  Approval Of, by A Unitholder Non- Binding Advisory
    Vote, the Compensation Paid to the Partnership's
    Named Executive Officers, As Disclosed Pursuant to
    Item 402 of Regulation S-k, Commonly Referred to As
    A "say on Pay" Proposal.                            Management  For           Voted - For
EAGLE ROCK ENERGY PARTNERS, L.P.
CUSIP: 26985R104 TICKER: EROC
Meeting Date: 29-Apr-14 Meeting Type: Special
1   Proposal to Approve the Contribution Agreement
    Dated As of December 23, 2013, by and Among Eagle
    Rock Energy Partners, L.p. ("eagle Rock"), Regency
    Energy Partners Lp ("regency") and Regal Midstream
    Llc, A Wholly Owned Subsidiary of Regency, and the
    Other Transactions Contemplated Thereby
    (collectively, the "contribution").                 Management  For           Voted - For
2   Advisory, Non-binding Proposal to Approve the
    Related Compensation Payments That May be Paid Or
    Become Payable to One of Eagle Rock's Named
    Executive Officers in Connection with the
    Contribution.                                       Management  For           Voted - For
Meeting Date: 24-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   William K. White                                    Management  For           Voted - For
2.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - Against
3.  Ratification of the Appointment of KPMG LLP As the
    Independent Registered Public Accounting Firm of
    the Partnership to Examine, Audit and Report to
    Unitholders on the Consolidated Financial
    Statements of our Partnership and Its Subsidiaries
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
4.  To Approve the Amended and Restated Eagle Rock
    Energy Partners Long Term Incentive Plan.           Management  For           Voted - For
LEGACY RESERVES LP
CUSIP: 524707304 TICKER: LGCY
Meeting Date: 15-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Cary D. Brown                                       Management  For           Voted - For
2   Kyle A. Mcgraw                                      Management  For           Voted - For
3   Dale A. Brown                                       Management  For           Voted - For
4   G. Larry Lawrence                                   Management  For           Voted - For


846




                         GLOBAL X JUNIOR MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   William D. Sullivan                                 Management  For           Voted - For
6   William R. Granberry                                Management  For           Voted - For
7   Kyle D. Vann                                        Management  For           Voted - For
2.  Advisory Resolution Approving Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratification of the Appointment of Bdo Usa, LLP As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
PAA NATURAL GAS STORAGE, LP (PNG)
CUSIP: 693139107 TICKER: PNG
Meeting Date: 31-Dec-13  Meeting Type: Special
1.  To Approve the Agreement and Plan of Merger Dated
    As of October 21, 2013 by and Among Plains All
    American Pipeline, L.p., Paa Acquisition Company
    Llc, Paa Natural Gas Storage, L.p. and Pngs Gp Llc,
    As It May be Amended from Time to Time (the "merger
    Agreement"), and the Transactions Contemplated by
    the Merger Agreement, Including the Merger.         Management  For           Voted - For
2.  To Adjourn the Special Meeting for Any Reason If
    Determined to be Appropriate by Pngs Gp Llc.        Management  For           Voted - For
PIONEER SOUTHWEST ENERGY PARTNERS L.P.
CUSIP: 72388B106 TICKER: PSE
Meeting Date: 17-Dec-13  Meeting Type: Special
1.  To Approve Agreement and Plan of Merger, by and
    Among Pioneer Natural Resources Company, Pioneer
    Natural Resources Usa, Inc., Pnr Acquisition
    Company, Llc, Pioneer Southwest Energy Partners
    L.p. and Pioneer Natural Resources Gp Llc, As It
    May be Amended from Time to Time (the "merger
    Agreement"), and the Transactions Contemplated by
    the Merger Agreement, Including the Merger.         Management  For           Voted - For
2.  To Adjourn the Special Meeting for Any Reason If
    Determined to be Appropriate by Pioneer Natural
    Resources Gp Llc.                                   Management  For           Voted - For
QR ENERGY LP (QRE)
CUSIP: 74734R108 TICKER: QRE
Meeting Date: 10-Mar-14  Meeting Type: Special
1.  Approval of the First Amendment to the Qre Gp, Llc
    Long-term Incentive Plan - This Proposal is to
    Approve the First Amendment in Order to Approve the
    Increase in the Maximum Number of Common Units That
    May be Granted As Equity-based Awards Under the


847




                        GLOBAL X JUNIOR MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Ltip. This Proposal is Also to Approve the
    Modification of an (due to Space Limits, See
    Proxy Statement for Full Proposal)                  Management  For           Voted - For
2.  Approval of the Adjournment of the Special Meeting
    - This Proposal is to Approve the Adjournment of
    the Special Meeting to A Later Date Or Dates, If
    Necessary Or Appropriate, to Solicit Additional
    Proxies in the Event There are Not Sufficient Votes
    at the Time of the Special Meeting to Approve
    Proposal No. 1. (due to Space Limits, See Proxy
    Statement for Full Proposal)                        Management  For           Voted - For
VANGUARD NATURAL RESOURCES, LLC
CUSIP: 92205F106 TICKER: VNR
Meeting Date: 05-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   W. Richard Anderson                                 Management  For           Voted - For
2   Bruce W. Mccullough                                 Management  For           Voted - For
3   Richard A. Robert                                   Management  For           Voted - For
4   Loren Singletary                                    Management  For           Voted - For
5   Scott W. Smith                                      Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
3.  To Ratify the Appointment of Bdo Usa, LLP As our
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For


848

GLOBAL X LITHIUM ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AVALON RARE METALS INC, TORONTO ON
CUSIP: 053470100
Meeting Date: 25-Feb-14  Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.a to 1.g and 2". Thank You.                      Non-Voting                Non-Voting
1.a Election of Director: Donald Bubar                  Management  For           Voted - For
1.b Election of Director: Brian Maceachen               Management  For           Voted - For
1.c Election of Director: Alan Ferry                    Management  For           Voted - For
1.d Election of Director: Peter Mccarter                Management  For           Voted - For
1.e Election of Director: Phil Fontaine                 Management  For           Voted - For
1.f Election of Director: Sergio Marchi                 Management  For           Voted - For
1.g Election of Director: Kenneth Thomas                Management  For           Voted - For
2   Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
3   Be It Resolved That: 1.all Unallocated Options,
    Rights Or Other Entitlements Under the Company's
    Stock Option Plan be Hereby Approved Up to A
    Maximum of 10% of the Outstanding Common Shares of
    the Company Until the Date That is Three Years from
    the Date Hereof, Being February 25, 2017. 2. Any
    One Director Or Officer of the Company is Hereby
    Authorized and Directed for and on Behalf of the
    Company to Execute Or Cause to be Executed and to
    Deliver Or Cause to be Delivered All Such
    Documents, and to Do Or Cause to be Done All Such
    Acts and Things, As Such Director Or Officer May
    Deem Necessary Or Desirable in Connection with the
    Foregoing Resolution                                Management  For           Voted - For
AVALON RARE METALS INC.
CUSIP: 053470100  TICKER: AVL
Meeting Date: 25-Feb-14  Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Donald Bubar                                        Management  For           Voted - For
2   Brian Maceachen                                     Management  For           Voted - For
3   Alan Ferry                                          Management  For           Voted - For
4   Peter Mccarter                                      Management  For           Voted - For
5   Phil Fontaine                                       Management  For           Voted - For
6   Sergio Marchi                                       Management  For           Voted - For
7   Kenneth Thomas                                      Management  For           Voted - For
02  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.            Management  For           Voted - For


849




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
03  Be It Resolved That: 1. All Unallocated Options,
    Rights Or Other Entitlements Under the Company's
    Stock Option Plan be Hereby Approved Up to A
    Maximum of 10% of the Outstanding Common Shares of
    the Company Until the Date That is Three Years from
    the Date Hereof, Being February 25, 2017. Please
    Refer to the Voting Instruction Form for A Complete
    Description of This Resolution.                     Management  For           Voted - For
BYD COMPANY LTD, SHENZHEN
CUSIP: Y1023R104
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429021.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429019.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013          Management  For           Voted - For
2   To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013                                                Management  For           Voted - For
3   To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013         Management  For           Voted - For
4   To Consider and Approve the Annual Report of the
    Company for the Year 2013 and the Summary Thereof   Management  For           Voted - For
5   To Consider and Approve the Profit Distribution
    Plan of the Company for the Year 2013               Management  For           Voted - For
6   To Appoint Prc Auditor, Prc Internal Control Audit
    Institution and Auditor Outside Prc for the
    Financial Year of 2014 and to Hold Office Until the
    Conclusion of the Next Annual General Meeting of
    the Company, and to Authorise the Board of
    Directors of the Company to Determine Their
    Remuneration                                        Management  For           Voted - For
7   To Consider and Approve the Provision of Guarantee
    by the Group                                        Management  For           Voted - Against
8   To Consider and Approve the Company and
    Subsidiaries Controlled by the Company to Provide
    Guarantee to the Leasing Company in Respect of
    Sales of New Energy Vehicles, New Energy Forklifts
    and New Technological Products                      Management  For           Abstain
9   To Consider and Approve the Estimated Caps of
    Ordinary Connected Transactions of the Group for
    the Year 2014                                       Management  For           Voted - For
10  To Consider and Approve: (a) the Grant to the Board
    of Directors of the Company (the "board") A General


850




                         GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Mandate to Allot, Issue and Deal with Additional H
    Shares in the Capital of the Company Subject to the
    Following Conditions: (i) That the H Shares
    Allotted, Issued and Dealt with Or Agreed
    Conditionally Or Unconditionally to be Allotted,
    Issued Or Dealt with by the Board Pursuant to the
    General Mandate Shall Not Exceed 20 Per Cent of the
    Total H Shares in Issue; (ii) That the Exercise of
    the General Mandate is Subject to All Governmental
    And/or Regulatory Approval(s), If Any, Under the
    Applicable Law (including But Without Limitation to
    the Company Law of the Prc and the Rules Governing
    the Listing of Securities on the Stock Exchange of
    Hong Kong Limited); (iii) That the General Mandate
    Shall Remain Valid Until the Contd                  Management  For           Voted - Against
    Contd Earliest of (x) the Conclusion of the Next
    Annual General Meeting Of-the Company; Or (y) the
    Expiration of A 12-month Period Following the
    Passing-of This Resolution; Or (z) the Date on
    Which the Authority Set Out in This-resolution is
    Revoked Or Varied by A Special Resolution of the
    Shareholders-of the Company in A General Meeting;
    and (b) the Authorisation to the Board-to Approve,
    Execute and Do Or Procure to be Executed and Done,
    All Such- Documents, Deeds and Things As It May
    Consider Necessary in Connection With-the Allotment
    and Issue of Any New Shares Pursuant to the
    Exercise of The-general Mandate Referred to in
    Paragraph (a) of This Resolution                    Non-Voting                Non-Voting
11 To Consider and Approve A General and Unconditional
    Mandate to the Directors of Byd Electronic
    (international) Company Limited ("byd Electronic")
    to Allot, Issue and Otherwise Deal with New Shares
    of Byd Electronic Not Exceeding 20 Per Cent. of the
    Aggregate Nominal Amount of the Issued Share
    Capital of Byd Electronic                           Management  For           Voted - Against
CANADA LITHIUM CORP, VANCOUVE BC
CUSIP: 135120400
Meeting Date: 28-Jan-14  Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details                                Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   A Special Resolution Authorizing and Approving the
    Continuance of the Corporation from the Business
    Corporations Act (ontario) to the Canada Business
    Corporations Act, in the Form Set Out in Schedule D
    of the Accompanying Management Information Circular
    of the Corporation Dated December 24, 2013 (the
    "circular")                                         Management  For           Voted - Against


851




                           GLOBAL X LITHIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   An Ordinary Resolution Authorizing the Corporation
    to Issue Such Number of Common Shares in the
    Capital of the Corporation As is Necessary to Allow
    the Corporation to Acquire 100% of Sirocco Mining
    Inc. ("sirocco") on the Basis of 1.175 Common
    Shares of the Corporation on A Pre-consolidation
    Basis (approximately 0.3916 Common Shares of the
    Corporation on A Post-consolidation Basis) for Each
    Common Share of Sirocco, Including Common Shares of
    the Corporation Issuable Upon Exercise of Stock
    Options Granted by Sirocco to Purchase Sirocco
    Common Shares, All Pursuant to the Arrangement
    Involving the Corporation and Sirocco, in the Form
    Set Out in Schedule E of the Circular                Management  For           Voted - Against
3   A Special Resolution Authorizing and Approving an
    Amendment to the Corporation's Articles to Effect A
    Consolidation of the Corporation's Issued and
    Outstanding Common Shares on A 3-for-1 Basis, in
    the Form Set Out in Schedule F of the Circular       Management  For           Voted - Against
4   A Special Resolution Authorizing and Approving an
    Amendment to the Corporation's Articles to Effect
    the Name Change of the Corporation to "li-on
    Minerals Inc." Or Such Other Name As is Determined
    by the Board of Directors of the Corporation in Its
    Sole Discretion, Subject to Regulatory Approval, in
    the Form Set Out in Schedule G of the Circular       Management  For           Voted - Against
CHANGS ASCENDING ENTERPRISE CO LTD
CUSIP: Y1295K100
Meeting Date: 25-Jun-14    Meeting Type: Annual General Meeting
    05 Jun 2014: Deletion of Comment                     Non-Voting                Non-Voting
0.1 The 2013 Business Operations                         Non-Voting                Non-Voting
0.2 The 2013 Audited Reports                             Non-Voting                Non-Voting
0.3 The Status of Monetary                               Non-Voting                Non-Voting
1   The 2013 Business Reports and Financial Statements   Management  For           Voted - For
2   The Appropriation for Offsetting Deficit of Year
    2013                                                 Management  For           Voted - For
3   The Revision to the Procedures of Asset Acquisition
    Or Disposal                                          Management  For           Voted - For
4   The Proposal of Capital Injection by Issuing New
    Shares from Book Running                             Management  For           Voted - Against
5   The Election of the Director: Tien Tsai Investment
    Co., Ltd.; Id / Shareholder No: 25                   Management  For           Voted - For
6   The Proposal to Release the Prohibition on
    Directors from Participation in Competitive Business Management  For           Voted - Against
7   Other Issues and Extraordinary Motions               Management  For           Voted - Against
    05 Jun 2014: Please Note That This is A Revision
    Due to Receipt of Director Na-me in Resolution 5
    and Deletion of Comment. If You Have Already Sent
    in Your V-otes, Please Do Not Vote Again Unless You


852




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Decide to Amend Your Original Instru-ctions. Thank
    You.                                                Non-Voting                Non-Voting
COSLIGHT TECHNOLOGY INTERNATIONAL GROUP LTD
CUSIP: G24431101
Meeting Date: 04-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429443.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429419.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Financial
    Statements and the Reports of the Directors and
    Auditors for the Year Ended 31 December 2013        Management  For           Voted - For
2.A To Re-elect Mr. Xing Kai, As an Executive Director  Management  For           Voted - Against
2.B To Re-elect Mr. Li Zeng Lin, As an Independent
    Non-executive Director                              Management  For           Voted - For
2.C To Re-elect Mr. Xiao Jian Min, As an Independent
    Non-executive Director                              Management  For           Voted - For
2.D To Authorise the Board of Directors of the Company
    to Fix Directors' Remuneration                      Management  For           Voted - For
3   To Re-appoint Auditors and Authorise the Board of
    Directors of the Company to Fix Their Remuneration  Management  For           Voted - For
4.A To Grant General Mandate to the Board of Directors
    of the Company to Issue Securities of the Company   Management  For           Voted - Against
4.B To Grant General Mandate to the Board of Directors
    of the Company to Repurchase Securities of the
    Company                                             Management  For           Voted - For
4.C To Extend the General Mandate to Issue New
    Securities of the Company by the Aggregate Nominal
    Amount of the Shares Repurchased Pursuant to
    Resolution 4(b) Above                               Management  For           Voted - Against
DYNAPACK INTERNATIONAL TECHNOLOGY CORP
CUSIP: Y2185V107
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    290688 Due to Receipt of D-irector and Supervisor
    Names. All Votes Received on the Previous Meeting
    Will-be Disregarded and You Will Need to Reinstruct
    on This Meeting Notice. Thank Y-ou.                 Non-Voting                Non-Voting
    Please Note That in Cases Where the Client
    Instructs Us to Vote Against Any Pr-oposal to be
    Discussed at A Shareholders Meeting and the Voting


853




    GLOBAL X LITHIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with Respect T-o Such Proposal is Done by Ballot,
    We Or our Designee Will Fill Out the Ballot-in
    Respect of Such Proposal in Accordance with the
    Clients Instructions. Howe-ver, If the Voting at
    the Shareholders Meeting is Done by Acclamation,
    We/our-designee Will Not Take Any Action in Respect
    of the Relevant Proposal. Thank Y-ou                 Non-Voting                Non-Voting
A.1 The 2013 Business Operations                         Non-Voting                Non-Voting
A.2 The 2013 Audited Reports                             Non-Voting                Non-Voting
A.3 The Status of Investment in People's Republic of
    China                                                Non-Voting                Non-Voting
B.1 The 2013 Business Reports and Financial Statements   Management  For           Voted - For
B.2 The 2013 Profit Distribution. Proposed Cash
    Dividend: Twd 5 Per Share                            Management  For           Voted - For
B.3 The Revision to the Procedures of Asset Acquisition
    Or Disposal                                          Management  For           Voted - For
B.4 The Revision to the Procedures of Trading
    Derivatives                                          Management  For           Voted - For
B.5 The Revision to the Rules of Shareholder Meeting     Management  For           Voted - For
B6.1 The Election of the Director: Chung, Tsung-ming; Id
    / Shareholder No: 4                                  Management  For           Voted - For
B6.2 The Election of the Director: Yang, Chao-ming; Id /
    Shareholder No: 271                                  Management  For           Voted - For
B6.3 The Election of the Director: Yang, Tsung-ho; Id /
    Shareholder No: 276                                  Management  For           Voted - For
B6.4 The Election of the Director: Hua-lon Financial
    Consulting Company Ltd.,; Id / Shareholder No: 289   Management  For           Voted - For
B6.5 The Election of the Director: Sheu,jujing; Id /
    Shareholder No: 263                                  Management  For           Voted - For
B6.6 The Election of the Independent Director:
    Wu,tsing-zai; Id / Shareholder No: 409               Management  For           Voted - For
B6.7 The Election of the Independent Director:
    Hong,jan-wu; Id / Shareholder No: S10174             Management  For           Voted - For
B6.8 The Election of the Supervisor: Yu, Shen-fu; Id /
    Shareholder No: 43576                                Management  For           Voted - For
B6.9 The Election of the Supervisor: Chang,chung-pen; Id
    / Shareholder No: D10023                             Management  For           Voted - For
B6.10 The Election of the Supervisor: Lu Liao Keng Co.,
    Ltd.; Id / Shareholder No: 98274                     Management  For           Voted - For
B.7 The Proposal to Release Non- Competition
    Restriction on the Directors                         Management  For           Voted - Against
B.8 The Proposal to Release Non- Competition
    Restriction on the Supervisors                       Management  For           Voted - Against
B.9 Extraordinary Motions                                Management  For           Voted - Against
    23 May 2014: Please Note That This is A Revision
    Due to Change in Text of Reso-lutions B6.6 and
    B6.7. If You Have Already Sent in Your Votes for
    Mid: 341781.-please Do Not Vote Again Unless You
    Decide to Amend Your Original Instruction-s. Thank
    You.                                                 Non-Voting                Non-Voting


854




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FMC CORPORATION
CUSIP: 302491303 TICKER: FMC
Meeting Date: 29-Apr-14 Meeting Type: Annual
1A. Election of Director: K'lynne Johnson               Management  For           Voted - For
1B. Election of Director: William H. Powell             Management  For           Voted - For
1C. Election of Director: Vincent R. Volpe, Jr.         Management  For           Voted - For
2.  Ratification of the Appointment of Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
3.  Approval, by Non-binding Vote, of Executive
    Compensation.                                       Management  For           Voted - For
GALAXY RESOURCES LTD, PERTH
CUSIP: Q39596103
Meeting Date: 20-Jun-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 7, 8 and 9 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit (as Referred in the
    Company- Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Mr Kai Cheong Kwan As A Director     Management  For           Voted - For
3   Re-election of Mr Martin Rowley As A Director       Management  For           Voted - For
4   Re-election of Mr Charles Whitfield As A Director   Management  For           Voted - For
5   Re-election of Mr Zhang Jian-nan As A Director      Management  For           Voted - For
6   Appointment of Auditor to Fill A Vacancy:
    PricewaterhouseCoopers                              Management  For           Voted - For
7   That, As Required by Section 250v of the
    Corporations Act: (a) Another Meeting of
    Shareholders be Held Within 90 Days of the Date of
    This Meeting (the "spill Meeting"); (b) All of the
    Company's Directors at the Time of the Spill
    Meeting Who: (i) Were Directors When the Resolution
    to Make the Directors' Report for the Financial
    Year Ended 31 December 2013 (considered at This
    Meeting) Was Passed; and (ii) are Not A Managing
    Director of the Company, Who May, in Accordance


855




                         GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with the Asx Listing Rules, Continue to Hold Office
    Indefinitely Without Being Re-elected               Shareholder Against       Voted - Against
    To the Office, Cease to Hold Office Immediately
    Before the End of the Spill Meeting; and (c)
    Resolutions to Appoint Persons to Offices That Will
    be Vacated Immediately Before the End of the Spill
    Meeting be Put to the Vote at the Spill Meeting                               Non-Voting
8   Ratification of Previous Securities Issue           Management  For           Voted - For
9   Approval to Issue Options in Relation to
    Subordinated Loan Facility                          Management  For           Voted - For
    If You Intend to Vote for the Remuneration Report,
    Then You Should Vote-against the Spill Resolution   Non-Voting                Non-Voting
    19 May 2014: Please Note That This is A Revision
    Due to Receipt of Auditor Nam-e in Resolution 6. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote-again Unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 20-Jun-14  Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 to 22 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit (as Referred in the Company-
    Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Sale of Jiangsu                                     Management  For           Voted - For
2   Approval to Issue Shares to Mr Anthony Tse          Management  For           Voted - For
3   Approval to Issue Shares to Mr Charles Whitfield    Management  For           Voted - For
4   Approval to Issue Shares to Mr Martin Rowley        Management  For           Voted - For
5   Approval to Issue Shares to Mr Kai Cheong Kwan      Management  For           Voted - For
6   Approval to Issue Shares to Mr Craig Readhead       Management  For           Voted - For
7   Approval to Issue Shares to Mr Robert Wanless       Management  For           Voted - For
8   Approval to Issue Shares As Part- Remuneration to
    Mr Anthony Tse                                      Management  For           Voted - For
9   Approval to Issue Shares As Part- Remuneration to
    Mr Charles Whitfield                                Management  For           Voted - For
10  Approval to Issue Shares As Remuneration to Mr
    Martin Rowley                                       Management  For           Voted - For
11  Approval to Issue Shares As Remuneration to Mr Kai
    Cheong Kwan                                         Management  For           Voted - For
12  Approval to Issue Shares As Remuneration to Mr
    Zhang Jian-nan                                      Management  For           Voted - For


856




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
13   Approval to Provide Financial Benefit to Mr Anthony
     Tse Upon A Change of Control Event                   Management  For           Voted - For
14   Approval to Provide Financial Benefit to Mr Charles
     Whitfield Upon A Change of Control Event             Management  For           Voted - For
15   Approval to Provide Financial Benefit to Mr Martin
     Rowley Upon A Change of Control Event                Management  For           Voted - For
16   Approval to Issue Shares and Options to Mr Craig
     Readhead                                             Management  For           Voted - For
17   Adoption of Galaxy Resources Limited Share
     Acquisition Plan                                     Management  For           Voted - For
18   Approval to Allocate Plan Shares to Mr Anthony Tse   Management  For           Voted - For
19   Approval to Allocate Plan Shares to Mr Charles
     Whitfield                                            Management  For           Voted - For
20   Approval to Allocate Plan Shares to Mr Martin Rowley Management  For           Voted - For
21   Approval to Allocate Plan Shares to Mr Kai Cheong
     Kwan                                                 Management  For           Voted - For
22   Approval to Allocate Plan Shares to Mr Zhang
     Jian-nan                                             Management  For           Voted - For
GS YUASA CORPORATION
CUSIP: J1770L109
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1    Approve Appropriation of Surplus                     Management  For           Voted - For
2.1  Appoint A Director                                   Management  For           Voted - For
2.2  Appoint A Director                                   Management  For           Voted - For
2.3  Appoint A Director                                   Management  For           Voted - For
2.4  Appoint A Director                                   Management  For           Voted - For
2.5  Appoint A Director                                   Management  For           Voted - For
2.6  Appoint A Director                                   Management  For           Voted - For
2.7  Appoint A Director                                   Management  For           Voted - For
2.8  Appoint A Director                                   Management  For           Voted - For
2.9  Appoint A Director                                   Management  For           Voted - For
2.10 Appoint A Director                                   Management  For           Voted - For
2.11 Appoint A Director                                   Management  For           Voted - For
3    Approve Payment of Bonuses to Directors              Management  For           Voted - For
JOHNSON CONTROLS, INC.
CUSIP: 478366107 TICKER: JCI
Meeting Date: 29-Jan-14 Meeting Type: Annual
1.   Director                                             Management
1    Natalie A. Black                                     Management  For           Voted - For
2    Raymond L. Conner                                    Management  For           Voted - For
3    William H. Lacy                                      Management  For           Voted - For
4    Alex A. Molinaroli                                   Management  For           Voted - For
2.   Ratify the Appointment of PricewaterhouseCoopers
     LLP As Independent Auditors for 2014.                Management  For           Voted - For


857




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Approve on an Advisory Basis Named Executive
    Officer Compensation.                               Management  For           Voted - For
LG CHEM LTD, SEOUL
CUSIP: Y52758102
Meeting Date: 14-Mar-14 Meeting Type: Annual General Meeting
1   Approval of Financial Statement                     Management  For           Voted - For
2   Amendment of Articles of Incorporation              Management  For           Voted - For
3   Election of Outside Director Candidate: Kim Se Jin  Management  For           Voted - For
4   Election of Audit Committee Member Candidate: Kim
    Se Jin                                              Management  For           Voted - For
5   Approval of Remuneration for Director               Management  For           Voted - For
OROCOBRE LTD
CUSIP: Q7142R106
Meeting Date: 29-Nov-13 Meeting Type: Annual General Meeting
    If You Intend to Vote for the Remuneration Report,
    Then You Should Vote-against the Spill Resolution.  Non-Voting                Non-Voting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4 and Votes Cast By-any Individual Or
    Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   To Re-elect Mr Fernando Oris De Roa As A Director   Management  For           Voted - For
2   To Re-elect Mr Federico Nicholson As A Director     Management  For           Voted - Against
3   To Adopt the Remuneration Report                    Management  For           Voted - For
4   That: (a) A General Meeting of the Company (spill
    Meeting) be Held Within 90 Days of the 2013 Agm;
    and (b) All the Company's Directors (other Than the
    Managing Director of the Company) Who Were
    Directors of the Company When the Resolution to
    Consider the Directors' Remuneration Report at the
    2013 Agm Was Passed, Cease to Hold Office
    Immediately Before the End of the Spill Meeting;
    and (c) Resolutions to Appoint Persons to Offices
    That Will be Vacated Immediately Before the End of
    the Spill Meeting Pursuant to Paragraph (b) Above
    Must be Put to the Vote at the Spill Meeting        Shareholder Against       Voted - Against


858




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    To Elect Mr Robert Hubbard As A Director           Management  For           Voted - For
PANASONIC CORPORATION
CUSIP: J6354Y104
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
     Please Reference Meeting Materials.                Non-Voting                Non-Voting
1.1  Appoint A Director                                 Management  For           Voted - For
1.2  Appoint A Director                                 Management  For           Voted - For
1.3  Appoint A Director                                 Management  For           Voted - For
1.4  Appoint A Director                                 Management  For           Voted - For
1.5  Appoint A Director                                 Management  For           Voted - For
1.6  Appoint A Director                                 Management  For           Voted - For
1.7  Appoint A Director                                 Management  For           Voted - For
1.8  Appoint A Director                                 Management  For           Voted - For
1.9  Appoint A Director                                 Management  For           Voted - For
1.10 Appoint A Director                                 Management  For           Voted - For
1.11 Appoint A Director                                 Management  For           Voted - For
1.12 Appoint A Director                                 Management  For           Voted - Against
1.13 Appoint A Director                                 Management  For           Voted - For
1.14 Appoint A Director                                 Management  For           Voted - For
1.15 Appoint A Director                                 Management  For           Voted - For
1.16 Appoint A Director                                 Management  For           Voted - For
1.17 Appoint A Director                                 Management  For           Voted - For
2.1  Appoint A Corporate Auditor                        Management  For           Voted - For
2.2  Appoint A Corporate Auditor                        Management  For           Voted - For
3    Amend the Compensation to be Received by Directors Management  For           Voted - For
RB ENERGY INC, VANCOUVE BC
CUSIP: 74932L101
Meeting Date: 18-Jun-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions " 3
     and 4" and 'in Favor' Or 'abstain' Only For-
     Resolution Numbers "1.1 to 1.9 and 2". Thank You.  Non-Voting                Non-Voting
1.1  Election of Director: Kerry Knoll                  Management  For           Voted - For
1.2  Election of Director: Peter Secker                 Management  For           Voted - For
1.3  Election of Director: Stephane Bertrand            Management  For           Voted - Against
1.4  Election of Director: Ian Mcdonald                 Management  For           Voted - For
1.5  Election of Director: Richard P. Clark             Management  For           Voted - For
1.6  Election of Director: Ron F. Hochstein             Management  For           Voted - For
1.7  Election of Director: Pablo J. Mir                 Management  For           Voted - For
1.8  Election of Director: Robert F. Chase              Management  For           Voted - For
1.9  Election of Director: L. Simon Jackson             Management  For           Voted - For
2    Appointment of PricewaterhouseCoopers LLP As
     Auditors of the Corporation for the Ensuing Year


859




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and Authorizing the Directors to Fix Their
    Remuneration                                         Management  For           Voted - Against
3   To Approve A Special Resolution to Amend the
    Corporation's Articles to Ratify and Confirm the
    Adoption of the By-laws As Set Out in the
    Management Proxy Circular                            Management  For           Voted - For
4   To Transact Such Other Business As May Properly
    Come Before the Meeting Or Any Postponement Or
    Adjournment Thereof                                  Management  For           Voted - Against
REED RESOURCES LTD
CUSIP: Q80514104
Meeting Date: 20-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
1   Re-election of Steven Cole As Director               Management  For           Voted - For
2   Adoption of Remuneration Report                      Management  For           Voted - For
3   Approval of Issue of Convertible Notes to David Reed Management  For           Voted - For
ROCKWOOD HOLDINGS, INC.
CUSIP: 774415103 TICKER: ROC
Meeting Date: 09-May-14 Meeting Type: Annual
1A. Election of Director: Doug Maine                     Management  For           Voted - For
1B. Election of Director: Ambassador Alejandro Wolff     Management  For           Voted - For
2.  To Ratify the Appointment of Deloitte & Touche LLP
    As Rockwood's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                            Management  For           Voted - For
3.  To Approve, in A Non-binding, Advisory Vote, the
    Compensation Paid to our Named Executive Officers.   Management  For           Voted - Against
4.  To Approve the Amended and Restated 2009 Rockwood
    Holdings, Inc. Stock Incentive Plan.                 Management  For           Voted - For
5.  To Approve the Amended and Restated 2009 Rockwood
    Holdings, Inc. Short-term Incentive Plan.            Management  For           Voted - For


860

GLOBAL X LITHIUM ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SAFT GROUPE, BAGNOLET
CUSIP: F7758P107
Meeting Date: 12-May-14 Meeting Type: MIX
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.   Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to
    The-global Custodians on the Vote Deadline Date. in
    Capacity As Registered-intermediary, the Global
    Custodians Will Sign the Proxy Cards and
    Forward-them to the Local Custodian. If You Request
    More Information, Please Contact-your Client
    Representative.                                      Non-Voting                Non-Voting
    23 Apr 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking
    on the Material Url Link:- Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/0402/2014040214008-
    97.pdf. Please Note That This is A Revision Due to
    Receipt of Additional Url:-http://www.journal-
    Officiel.gouv.fr//pdf/2014/0423/201404231401283
    .pdf. If You-have Already Sent in Your Votes,
    Please Do Not Vote Again Unless You Decide T-o
    Amend Your Original Instructions. Thank You          Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the Financial Year Ended on December
    31st, 2013                                           Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31st, 2013  Management  For           Voted - For
O.3 Allocation of Income for the Financial Year Ended
    on December 31st, 2013 and Setting the Dividend      Management  For           Voted - For
O.4 Option Offered to Shareholders for Payment of the
    Dividend in Shares                                   Management  For           Voted - For
O.5 Authorization to be Granted to the Executive Board
    to Trade in Company's Shares Under A Liquidity
    Contract                                             Management  For           Voted - For
O.6 Authorization to be Granted to the Executive Board
    to Trade in Company's Shares Outside of A Liquidity
    Contract                                             Management  For           Voted - For
O.7 Renewal of Term of Mr. Jean-marc Daillance As
    Supervisory Board Member                             Management  For           Voted - For
O.8 Renewal of Term of Mr. Bruno Angles As Supervisory
    Board Member                                         Management  For           Voted - For
O.9 Setting the Total Amount of Attendance Allowances
    to be Allocated to the Supervisory Board Members     Management  For           Voted - For
O.10 Approval of the Agreement Between Saft Acquisition
    and Mr. John Searle, Chairman of the Executive Board Management  For           Voted - For
O.11 Advisory Review of the Compensation Owed Or Paid to
    Mr. John Searle, Chairman of the Executive Board
    for the Financial Year Ended on December 31st, 2013  Management  For           Voted - For


861




                          GLOBAL X LITHIUM ETF
PROPOSAL                                                 PROPOSED BY  MGT. POSITION REGISTRANT VOTED
O.12 Advisory Review of the Compensation Owed Or Paid to
    Mr. Tom Alcide, Executive Board Member for the
    Financial Year Ended on December 31st, 2013          Management   For           Voted - For
O.13 Advisory Review of the Compensation Owed Or Paid to
    Mr. Bruno Dathis, Executive Board Member for the
    Financial Year Ended on December 31st, 2013          Management   For           Voted - For
O.14 Advisory Review of the Compensation Owed Or Paid to
    Mr. Xavier Delacroix, Executive Board Member for
    the Financial Year Ended on December 31st, 2013      Management   For           Voted - For
O.15 Advisory Review of the Compensation Owed Or Paid to
    Mrs. Elisabeth Ledger, Executive Board Member for
    the Financial Year Ended on December 31st, 2013      Management   For           Voted - For
E.16 Authorization to be Granted to the Executive Board
    to Reduce Share Capital by Cancellation of Treasury
    Shares                                               Management   For           Voted - For
E.17 Delegation of Authority to the Executive Board to
    Issue Shares Or Securities Giving Access to Capital
    of the Company While Maintaining Preferential
    Subscription Rights for A 26-month Period            Management   For           Voted - For
E.18 Delegation of Authority to the Executive Board to
    Issue Shares Or Securities Giving Access to Capital
    of the Company Via Public Offering and with
    Cancellation of Preferential Subscription Rights
    But with the Obligation to Grant A Priority Right
    for A 26-month Period                                Management   For           Voted - For
E.19 Overall Limitation on the Amount of the
    Authorizations Granted Under the 17th and 18th
    Resolutions                                          Management   For           Voted - For
E.20 Amendment to Article 15 of the Bylaws of the
    Company Relating to Voting Rights                    Management   For           Voted - For
E.21 Amendment to Article 16 of the Bylaws of the
    Company to Bring the Maximum Number of Executive
    Board Members from Five to Seven                     Management   For           Voted - For
E.22 Simplifying and Compliance of the Bylaws of the
    Company with the Last Legal and Regulatory Changes   Management   For           Voted - For
O.23 Powers to Carry Out All Legal Formalities           Management   For           Voted - For
SAMSUNG SDI CO LTD, YONGIN
CUSIP: Y74866107
Meeting Date: 14-Mar-14   Meeting Type: Annual General Meeting
1   Approval of Financial Statements                     Management   For           Voted - For
2.1 Election of Inside Director Bak Sang Jin             Management   For           Voted - For
2.2 Election of Outside Director Gim Seong Jae           Management   For           Voted - For
3   Election of Audit Committee Member                   Management   For           Voted - For
4   Approval of Remuneration for Director                Management   For           Voted - Against
Meeting Date: 30-May-14   Meeting Type: ExtraOrdinary General Meeting
1   Approval of Merger Agreement                         Management   For           Voted - For
2   Amendment of Articles of Incorporation               Management   For           Voted - For


862




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.1 Election of Inside Director Jo Nam Seong            Management  For           Voted - For
3.2 Election of Inside Director I Seung Gu              Management  For           Voted - For
3.3 Election of Outside Director Hong Seok Ju           Management  For           Voted - For
3.4 Election of Outside Director Gim Nan Do             Management  For           Voted - For
3.5 Election of Outside Director Gim Jae Hui            Management  For           Voted - For
4.1 Election of Audit Committee Member Hong Seok Ju     Management  For           Voted - For
4.2 Election of Audit Committee Member Gim Nan Do       Management  For           Voted - For
4.3 Election of Audit Committee Member Gim Jae Hee      Management  For           Voted - For
5   Approval of Remuneration for Director               Management  For           Voted - Against
    07 Apr 2014: This Egm is Related to the Corporate
    Event of Merger and Acquisit-ion with Repurchase
    Offer                                               Non-Voting                Non-Voting
    07 Apr 2014: in Addition, According to the Official
    Confirmation from the Issu-ing Company, the
    Shareholders Who Vote for A Proposal at the Meeting
    are Not A-ble to Participate in the Repurchase
    Offer, Even Though They Might Have Alread-y
    Registered A Dissent to the Resolution of Bod       Non-Voting                Non-Voting
    07 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comments. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pr-oxy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
SIMPLO TECHNOLOGY CO LTD
CUSIP: Y7987E104
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    As Per Trust Association's Proxy Voting Guidelines,
    Every Shareholder Is-eligible to be Nominated As A
    Candidate and be Elected As A
    Supervisor,-regardless of Being Recommended by the
    Company And/or by Other Parties. If- You Intend to
    Vote for A Listed Candidate, You Will Need to
    Contact The-candidate And/or the Issuing Company to
    Obtain the Candidate's Name and Id-number. Without
    Such Specific Information, an Election Would be
    Deemed As A-'no Vote'.                              Non-Voting                Non-Voting
    Please Note That in Cases Where the Client
    Instructs Us to Vote Against Any-proposal to be
    Discussed at A Shareholders Meeting and the Voting
    With-respect to Such Proposal is Done by Ballot, We
    Or our Designee Will Fill Out-the Ballot in Respect
    of Such Proposal in Accordance with the
    Clients-instructions. However, If the Voting at the
    Shareholders Meeting is Done By-acclamation, We/our
    Designee Will Not Take Any Action in Respect of
    The-relevant Proposal. Thank You                    Non-Voting                Non-Voting
A.1 The 2013 Business Operations                        Non-Voting                Non-Voting
A.2 The 2013 Audited Reports                            Non-Voting                Non-Voting
B.1 The 2013 Business Reports and Financial Statements  Management  For           Voted - For


863




                           GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
B.2 The 2013 Profit Distribution. Proposed Cash
    Dividend: Twd 6.8 Per Share                         Management  For           Voted - For
B.3 The Revision to the Part of the Articles of
    Incorporation                                       Management  For           Voted - For
B.4 The Revision to the Part of the Procedure of the
    Election of the Directors and Supervisors and the
    Name Change of the Article                          Management  For           Voted - For
B.5 The Revision to the Part of the Procedures of
    Monetary Loans                                      Management  For           Voted - For
B.6 The Revision to the Part of the Procedures of
    Endorsement and Guarantee                           Management  For           Voted - For
B.7 The Revision to the Procedures of Asset Acquisition
    Or Disposal                                         Management  For           Voted - For
B81.1 The Election of Director : Sung, Fu- Hsiang, Id /
    Shareholder No: 00000008                            Management  For           Voted - For
B81.2 The Election of Director : Bao Shin International
    Investment Co., Ltd., Id / Shareholder No: 00035704 Management  For           Voted - For
B81.3 The Election of Director : Tlc Capital Co., Ltd.,
    Id / Shareholder No: 00028778                       Management  For           Voted - For
B82.1 The Election of Independent Directors : Chen,
    Tai-ming, Id / Shareholder No: A12155xxxx           Management  For           Voted - For
B82.2 The Election of Independent Directors : Hsueh,
    Pin-pin, Id / Shareholder No: A22136xxxx            Management  For           Voted - For
B82.3 The Election of Independent Directors : Wang,
    Chen-hua, Id / Shareholder No: L10179xxxx           Management  For           Voted - Against
B82.4 The Election of Independent Directors : Lin,
    Pi-jung, Id / Shareholder No: A12309xxxx            Management  For           Voted - For
B8.3 The Election of Supervisors                        Management  For           Voted - For
B.9 The Proposal to Release Non- Competition
    Restriction on the Directors                        Management  For           Voted - Against
B.10 Extraordinary Motions                              Management  For           Voted - Against
SINOPOLY BATTERY LTD
CUSIP: G8187B106
Meeting Date: 28-Feb-14    Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0211/ltn20140211234.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0211/ltn20140211224.pdf                      Non-Voting                Non-Voting
1   To Approve the Acquisition Agreement (as Defined in
    the Circular of the Company Dated 12 February 2014
    (the "circular")) and Conditional Upon the Listing
    Committee of the Stock Exchange Granting the
    Listing Of, and Permission to Deal In, the
    Consideration Shares (as Defined in the Circular),


864




                        GLOBAL X LITHIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to Allot and Issue the Consideration Shares, and to
    Authorise Mr. Xu Donghui ("mr. Xu"), an Executive
    Director of the Company, And/or Ms. Ching Chi Kei
    ("ms. Ching"), the Chief Financial Officer of the
    Company to Do All Such Acts Or Things and Sign All
    Documents Necessary in Connection with the
    Transactions Contemplated Thereunder                 Management  For           Voted - For
2   To Approve the Call Option Deed (as Defined in the
    Circular) and to Authorise Mr. Xu And/or Ms. Ching
    to Do All Such Acts Or Things and Sign All
    Documents Necessary in Connection with the
    Transactions Contemplated Thereunder                 Management  For           Voted - For
3   To Approve the New Share Option Scheme (as Defined
    in the Circular) of the Company and to Authorise
    Any One Director of the Company to Take All Such
    Steps to Implement the Same                          Management  For           Voted - For
4   To Approve the Termination of the Existing Share
    Option Scheme (as Defined in the Circular) of the
    Company and to Authorise Any One Director of the
    Company to Take All Such Steps to Implement the Same Management  For           Voted - For
Meeting Date: 13-May-14 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting               Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416577.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn20140416617.pdf                       Non-Voting                Non-Voting
1   To Approve the Change of Name of the Company and
    Adoption of Chinese Name As Secondary Name of the
    Company As Set Out in the Notice of the Meeting      Management  For           Voted - For
SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.
CUSIP: 833635105 TICKER: SQM
Meeting Date: 25-Apr-14 Meeting Type: Annual
1.  Sqm's Balance Sheet, Financial Statements, Annual
    Report, Account Inspectors' Report, and External
    Auditors' Report for the Business Year Ended
    December 31, 2013.                                   Management  For           Voted - For
2.  Appointment of the External Auditing Company and
    Account Inspectors for the Business Year 2014.       Management  For           Voted - For
3.  Operations Referred to Under Title Xvi of Law
    18,046.                                              Management  For           Voted - For
4.  Investment and Finance Policies.                     Management  For           Abstain
5.  Net Income for Business Year 2013, Distribution of
    Definitive Dividend and Future Dividend Policy.      Management  For           Voted - For


865




                          GLOBAL X LITHIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.  Board of Directors' Expenditures During the
    Business Year 2013.                                 Management  For           Voted - For
7.  Directors' Salaries.                                Management  For           Abstain
8.  Matters in Relation with the Directors Committee,
    with the Audit Committee and with the Health,
    Safety and Environmental Committee.                 Management  For           Abstain
9.  Other Corresponding Matters in Compliance with the
    Pertinent Provisions.                               Management  For           Abstain
ULTRALIFE CORPORATION
CUSIP: 903899102 TICKER: ULBI
Meeting Date: 03-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Steven M. Anderson                                  Management  For           Voted - For
2   Michael D. Popielec                                 Management  For           Voted - For
3   Thomas L. Saeli                                     Management  For           Voted - For
4   Robert W. Shaw II                                   Management  For           Voted - For
5   Ranjit C. Singh                                     Management  For           Voted - For
6   Bradford T. Whitmore                                Management  For           Voted - For
2.  To Ratify the Selection of Bonadio & Co., LLP As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
3.  To Approve A New Long-term Incentive Plan As the
    Successor Plan to the Existing Restated 2004
    Long-term Incentive Plan, As Amended, Which Expires
    on June 10, 2014.                                   Management  For           Voted - Against


866




                          GLOBAL X MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BUCKEYE PARTNERS, L.P.
CUSIP: 118230101 TICKER: BPL
Meeting Date: 03-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Forrest E. Wylie                                    Management  For           Voted - For
2   Barbara J. Duganier                                 Management  For           Voted - For
3   Joseph A. Lasala, Jr.                               Management  For           Voted - For
4   Martin A. White                                     Management  For           Voted - For
2.  The Ratification of the Selection of Deloitte &
    Touche LLP As Buckeye Partners, L.p.'s Independent
    Registered Public Accountants for 2014.             Management  For           Voted - For
3.  The Approval, in an Advisory Vote, of the
    Compensation of Buckeye's Named Executive Officers
    As Described in our Proxy Statement Pursuant to
    Item 402 of Regulation S-k.                         Management  For           Voted - Against
ENTERPRISE PRODUCTS PARTNERS L.P.
CUSIP: 293792107 TICKER: EPD
Meeting Date: 30-Sep-13   Meeting Type: Special
1.  Proposal to Approve the Amendment and Restatement
    of the 2008 Enterprise Products Long-term Incentive
    Plan.                                               Management  For           Voted - For
2.  Proposal to Approve the Amendment and Restatement
    of the Epd Unit Purchase Plan.                      Management  For           Voted - For
MAGELLAN MIDSTREAM PARTNERS,L.P.
CUSIP: 559080106 TICKER: MMP
Meeting Date: 24-Apr-14   Meeting Type: Annual
1.  Director                                            Management
1   James C. Kempner                                    Management  For           Voted - For
2   Michael N. Mears                                    Management  For           Voted - For
3   James R. Montague                                   Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation                                        Management  For           Voted - For
3.  Ratification of Appointment of Independent Auditor  Management  For           Voted - For
MARKWEST ENERGY PARTNERS LP
CUSIP: 570759100 TICKER: MWE
Meeting Date: 06-Jun-14   Meeting Type: Annual
1.  Director                                            Management


867




                         GLOBAL X MLP ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Frank M. Semple                                     Management  For           Voted - For
2   Donald D. Wolf                                      Management  For           Voted - For
3   W.A. Bruckmann III                                  Management  For           Voted - For
4   Michael L. Beatty                                   Management  For           Voted - For
5   Charles K. Dempster                                 Management  For           Voted - For
6   Donald C. Heppermann                                Management  For           Voted - For
7   Randall J. Larson                                   Management  For           Voted - For
8   Anne E. Fox Mounsey                                 Management  For           Voted - For
9   William P. Nicoletti                                Management  For           Voted - For
2   To Approve, on an Advisory Basis, the Compensation
    of the Partnership's Named Executive Officers As
    Described in the Partnership's Proxy Statement for
    the 2014 Annual Meeting of Common Unitholders.      Management  For           Voted - Against
3   Ratification of Deloitte & Touche LLP As the
    Partnership's Independent Registered Public
    Accountants for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
PLAINS ALL AMERICAN PIPELINE, L.P.
CUSIP: 726503105 TICKER: PAA
Meeting Date: 19-Nov-13  Meeting Type: Special
1.  Proposal to Approve the Plains All American 2013
    Long-term Incentive Plan.                           Management  For           Voted - For
2.  Proposal to Approve the Adjournment of the Special
    Meeting to A Later Date Or Dates, If Deemed
    Necessary Or Appropriate by our General Partner, to
    Solicit Additional Proxies.                         Management  For           Voted - For
PVR PARTNERS, L.P.
CUSIP: 693665101 TICKER: PVR
Meeting Date: 20-Mar-14  Meeting Type: Special
1   To Consider and Vote on A Proposal to Adopt the
    Agreement and Plan of Merger, Dated As of October
    9, 2013 (as It May be Amended from Time to Time),
    Which is Referred to As the Merger Agreement, by
    and Among Pvr, Pvr Gp, Llc, the General Partner of
    Pvr, Regency Energy Partners Lp, and Regency Gp Lp,
    the General Partner of Regency, and the
    Transactions Contemplated Thereby.                  Management  For           Voted - For
2   To Consider and Vote on A Proposal to Approve the
    Adjournment of the Pvr Special Meeting, If
    Necessary, to Solicit Additional Proxies If There
    are Not Sufficient Votes to Adopt the Merger
    Agreement at the Time of the Special Meeting.       Management  For           Voted - For
3   To Consider and Vote on A Proposal to Approve, on
    an Advisory (non- Binding) Basis, the Related
    Compensation Payments That Will Or May be Paid by


868




                 GLOBAL X MLP ETF
PROPOSAL         PROPOSED BY                      MGT. POSITION REGISTRANT VOTED
Pvr to Its Named Executive Officers in Connection
with the Merger. Management                       For           Voted - For


869




                          GLOBAL X MLP & ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BUCKEYE PARTNERS, L.P.
CUSIP: 118230101 TICKER: BPL
Meeting Date: 03-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Forrest E. Wylie                                    Management  For           Voted - For
2   Barbara J. Duganier                                 Management  For           Voted - For
3   Joseph A. Lasala, Jr.                               Management  For           Voted - For
4   Martin A. White                                     Management  For           Voted - For
2.  The Ratification of the Selection of Deloitte &
    Touche LLP As Buckeye Partners, L.p.'s Independent
    Registered Public Accountants for 2014.             Management  For           Voted - For
3.  The Approval, in an Advisory Vote, of the
    Compensation of Buckeye's Named Executive Officers
    As Described in our Proxy Statement Pursuant to
    Item 402 of Regulation S-k.                         Management  For           Voted - Against
CHENIERE ENERGY, INC.
CUSIP: 16411R208 TICKER: LNG
Meeting Date: 12-Jun-14   Meeting Type: Annual
1A. Election of Director: Charif Souki                  Management  For           Voted - For
1B. Election of Director: Vicky A. Bailey               Management  For           Voted - For
1C. Election of Director: G. Andrea Botta               Management  For           Voted - For
1D. Election of Director: Keith F. Carney               Management  For           Voted - For
1E. Election of Director: David I. Foley                Management  For           Voted - For
1F. Election of Director: Randy A. Foutch               Management  For           Voted - For
1G. Election of Director: David B. Kilpatrick           Management  For           Voted - For
1H. Election of Director: Donald F. Robillard, Jr.      Management  For           Voted - For
1I. Election of Director: Neal A. Shear                 Management  For           Voted - For
1J. Election of Director: Heather R. Zichal             Management  For           Voted - For
2.  Approve, on an Advisory and Non- Binding Basis, the
    Compensation of the Company's Named Executive
    Officers for Fiscal Year 2013 As Disclosed in This
    Proxy Statement.                                    Management  For           Voted - Against
3.  Approve the 2014-2018 Long-term Incentive
    Compensation Program.                               Management  For           Voted - Against
4.  Approve Amendment No. 2 to the Cheniere Energy,
    Inc. 2011 Incentive Plan.                           Management  For           Voted - Against
5.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For


870




                          GLOBAL X MLP & ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CROSSTEX ENERGY, INC.
CUSIP: 22765Y104 TICKER: XTXI
Meeting Date: 07-Mar-14   Meeting Type: Special
1.  Proposal to Adopt the Agreement and Plan of Merger,
    Dated As of October 21, 2013, As Such Agreement May
    be Amended from Time to Time, by and Among Crosstex
    Energy, Inc. ("crosstex"), Devon Energy Corporation
    ("devon"), Acacia Natural Gas Corp I, Inc. ("new
    Acacia"), Enlink Midstream, Llc (formerly Known As
    New (due to Space Limits, See Proxy Statement
    for Full Proposal)                                  Management  For           Voted - For
2.  Proposal to Approve Adjournment of the Special
    Meeting, If Necessary Or Appropriate, to Solicit
    Additional Proxies in Favor of Proposal 1           Management  For           Voted - For
3.  Proposal to Approve, on an Advisory (non-binding)
    Basis, A Resolution Regarding the Compensation
    Payments That Will Or May be Paid by Crosstex to
    Its Named Executive Officers in Connection with the
    Crosstex Merger                                     Management  For           Voted - For
ENBRIDGE INC.
CUSIP: 29250N105 TICKER: ENB
Meeting Date: 07-May-14   Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   David A. Arledge                                    Management  For           Voted - For
2   James J. Blanchard                                  Management  For           Voted - For
3   J. Lorne Braithwaite                                Management  For           Voted - For
4   J. Herb England                                     Management  For           Voted - For
5   Charles W. Fischer                                  Management  For           Voted - For
6   V.M. Kempston Darkes                                Management  For           Voted - For
7   David A. Leslie                                     Management  For           Voted - For
8   Al Monaco                                           Management  For           Voted - For
9   George K. Petty                                     Management  For           Voted - For
10  Charles E. Shultz                                   Management  For           Voted - For
11  Dan C. Tutcher                                      Management  For           Voted - For
12  Catherine L. Williams                               Management  For           Voted - For
02  Appoint PricewaterhouseCoopers LLP As Auditors.     Management  For           Voted - For
03  Increase the Number of Shares Reserved Under our
    Stock Option Plans.                                 Management  For           Voted - For
04  Amend, Continue and Approve our Shareholder Rights
    Plan.                                               Management  For           Voted - For
05  Vote on our Approach to Executive Compensation.
    While This Vote is Non- Binding, It Gives
    Shareholders an Opportunity to Provide Important
    Input to our Board.                                 Management  For           Voted - For


871




                         GLOBAL X MLP & ENERGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ENTERPRISE PRODUCTS PARTNERS L.P.
CUSIP: 293792107 TICKER: EPD
Meeting Date: 30-Sep-13  Meeting Type: Special
1.  Proposal to Approve the Amendment and Restatement
    of the 2008 Enterprise Products Long-term Incentive
    Plan.                                                Management  For           Voted - For
2.  Proposal to Approve the Amendment and Restatement
    of the Epd Unit Purchase Plan.                       Management  For           Voted - For
EQT CORPORATION
CUSIP: 26884L109 TICKER: EQT
Meeting Date: 30-Apr-14  Meeting Type: Annual
1A  Election of Director: Margaret K. Dorman             Management  For           Voted - For
1B  Election of Director: David L. Porges                Management  For           Voted - For
1C  Election of Director: James E. Rohr                  Management  For           Voted - For
1D  Election of Director: David S. Shapira               Management  For           Voted - For
2   Advisory Vote to Approve Named Executive Officer
    Compensation                                         Management  For           Voted - For
3   Approval of the Company's 2014 Long- Term Incentive
    Plan                                                 Management  For           Voted - For
4   Approval of the Material Terms of Performance Goals
    for Purposes of Internal Revenue Code Section 162(m) Management  For           Voted - For
5   Ratification of Ernst & Young LLP As the Company's
    Independent Registered Public Accountant             Management  For           Voted - For
KINDER MORGAN, INC.
CUSIP: 49456B101 TICKER: KMI
Meeting Date: 19-May-14  Meeting Type: Annual
1.  Director                                             Management
1   Richard D. Kinder                                    Management  For           Voted - For
2   Steven J. Kean                                       Management  For           Voted - For
3   Anthony W. Hall, Jr.                                 Management  For           Voted - For
4   Deborah A. Macdonald                                 Management  For           Voted - For
5   Michael J. Miller                                    Management  For           Voted - For
6   Michael C. Morgan                                    Management  For           Voted - For
7   Fayez Sarofim                                        Management  For           Voted - For
8   C. Park Shaper                                       Management  For           Voted - For
9   Joel V. Staff                                        Management  For           Voted - For
10  John M. Stokes                                       Management  For           Voted - For
11  Robert F. Vagt                                       Management  For           Voted - For
2.  Ratification of the Selection of
    PricewaterhouseCoopers LLP As our Independent
    Registered Public Accounting Firm for 2014.          Management  For           Voted - For


872




                           GLOBAL X MLP & ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Stockholder Proposal Relating to A Report on our
    Company's Response to Climate Change.               Shareholder Against       Voted - Against
4.  Stockholder Proposal Relating to A Report on
    Methane Emissions and Pipeline Maintenance.         Shareholder Against       Voted - Against
5.  Stockholder Proposal Relating to an Annual
    Sustainability Report.                              Shareholder Against       Voted - For
MAGELLAN MIDSTREAM PARTNERS,L.P.
CUSIP: 559080106 TICKER: MMP
Meeting Date: 24-Apr-14    Meeting Type: Annual
1.  Director                                            Management
1   James C. Kempner                                    Management  For           Voted - For
2   Michael N. Mears                                    Management  For           Voted - For
3   James R. Montague                                   Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation                                        Management  For           Voted - For
3.  Ratification of Appointment of Independent Auditor  Management  For           Voted - For
MARKWEST ENERGY PARTNERS LP
CUSIP: 570759100 TICKER: MWE
Meeting Date: 06-Jun-14    Meeting Type: Annual
1.  Director                                            Management
1   Frank M. Semple                                     Management  For           Voted - For
2   Donald D. Wolf                                      Management  For           Voted - For
3   W.A. Bruckmann III                                  Management  For           Voted - For
4   Michael L. Beatty                                   Management  For           Voted - For
5   Charles K. Dempster                                 Management  For           Voted - For
6   Donald C. Heppermann                                Management  For           Voted - For
7   Randall J. Larson                                   Management  For           Voted - For
8   Anne E. Fox Mounsey                                 Management  For           Voted - For
9   William P. Nicoletti                                Management  For           Voted - For
2   To Approve, on an Advisory Basis, the Compensation
    of the Partnership's Named Executive Officers As
    Described in the Partnership's Proxy Statement for
    the 2014 Annual Meeting of Common Unitholders.      Management  For           Voted - Against
3   Ratification of Deloitte & Touche LLP As the
    Partnership's Independent Registered Public
    Accountants for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
ONEOK, INC.
CUSIP: 682680103 TICKER: OKE
Meeting Date: 21-May-14    Meeting Type: Annual
1A. Election of Director: James C. Day                  Management  For           Voted - For


873




                        GLOBAL X MLP & ENERGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1B. Election of Director: Julie H. Edwards              Management  For           Voted - For
1C. Election of Director: William L. Ford               Management  For           Voted - For
1D. Election of Director: John W. Gibson                Management  For           Voted - For
1E. Election of Director: Bert H. Mackie                Management  For           Voted - For
1F. Election of Director: Steven J. Malcolm             Management  For           Voted - For
1G. Election of Director: Jim W. Mogg                   Management  For           Voted - For
1H. Election of Director: Pattye L. Moore               Management  For           Voted - For
1I. Election of Director: Gary D. Parker                Management  For           Voted - For
1J. Election of Director: Eduardo A. Rodriguez          Management  For           Voted - For
1K. Election of Director: Terry K. Spencer              Management  For           Voted - For
2.  Ratification of the Selection of
    PricewaterhouseCoopers LLP As the Independent
    Registered Public Accounting Firm of Oneok, Inc.    Management  For           Voted - For
3.  An Advisory Vote to Approve the Company's Executive
    Compensation.                                       Management  For           Voted - For
4.  A Shareholder Proposal Regarding Publication of A
    Report on Methane Emissions.                        Shareholder Against       Voted - Against
PLAINS ALL AMERICAN PIPELINE, L.P.
CUSIP: 726503105 TICKER: PAA
Meeting Date: 19-Nov-13 Meeting Type: Special
1.  Proposal to Approve the Plains All American 2013
    Long-term Incentive Plan.                           Management  For           Voted - For
2.  Proposal to Approve the Adjournment of the Special
    Meeting to A Later Date Or Dates, If Deemed
    Necessary Or Appropriate by our General Partner, to
    Solicit Additional Proxies.                         Management  For           Voted - For
PVR PARTNERS, L.P.
CUSIP: 693665101 TICKER: PVR
Meeting Date: 20-Mar-14 Meeting Type: Special
1   To Consider and Vote on A Proposal to Adopt the
    Agreement and Plan of Merger, Dated As of October
    9, 2013 (as It May be Amended from Time to Time),
    Which is Referred to As the Merger Agreement, by
    and Among Pvr, Pvr Gp, Llc, the General Partner of
    Pvr, Regency Energy Partners Lp, and Regency Gp Lp,
    the General Partner of Regency, and the
    Transactions Contemplated Thereby.                  Management  For           Voted - For
2   To Consider and Vote on A Proposal to Approve the
    Adjournment of the Pvr Special Meeting, If
    Necessary, to Solicit Additional Proxies If There
    are Not Sufficient Votes to Adopt the Merger
    Agreement at the Time of the Special Meeting.       Management  For           Voted - For
3   To Consider and Vote on A Proposal to Approve, on
    an Advisory (non- Binding) Basis, the Related
    Compensation Payments That Will Or May be Paid by


874




                           GLOBAL X MLP & ENERGY ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Pvr to Its Named Executive Officers in Connection
    with the Merger.                                  Management  For           Voted - For
SEMGROUP CORPORATION
CUSIP: 81663A105 TICKER: SEMG
Meeting Date: 15-May-14    Meeting Type: Annual
1.  Director                                          Management
1   Ronald A. Ballschmiede                            Management  For           Voted - For
2   Sarah M. Barpoulis                                Management  For           Voted - For
3   John F. Chlebowski                                Management  For           Voted - For
4   Carlin G. Conner                                  Management  For           Voted - For
5   Karl F. Kurz                                      Management  For           Voted - For
6   James H. Lytal                                    Management  For           Voted - For
7   Thomas R. Mcdaniel                                Management  For           Voted - For
2.  To Approve, on A Non-binding Advisory Basis, the
    Compensation of the Company's Named Executive
    Officers.                                         Management  For           Voted - For
3.  Ratification of Bdo Usa, LLP As Independent
    Registered Public Accounting Firm for 2014.       Management  For           Voted - For
SPECTRA ENERGY CORP
CUSIP: 847560109 TICKER: SE
Meeting Date: 15-Apr-14    Meeting Type: Annual
1A. Election of Director: Gregory L. Ebel             Management  For           Voted - For
1B. Election of Director: Austin A. Adams             Management  For           Voted - For
1C. Election of Director: Joseph Alvarado             Management  For           Voted - For
1D. Election of Director: Pamela L. Carter            Management  For           Voted - For
1E. Election of Director: Clarence P. Cazalot, Jr.    Management  For           Voted - For
1F. Election of Director: F. Anthony Comper           Management  For           Voted - For
1G. Election of Director: Peter B. Hamilton           Management  For           Voted - For
1H. Election of Director: Michael Mcshane             Management  For           Voted - For
1I. Election of Director: Michael G. Morris           Management  For           Voted - For
1J. Election of Director: Michael E.j. Phelps         Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As Spectra Energy Corp's Independent
    Registered Public Accounting Firm for Fiscal Year
    2014.                                             Management  For           Voted - For
3.  An Advisory Resolution to Approve Executive
    Compensation.                                     Management  For           Voted - For
4.  Shareholder Proposal Concerning Disclosure of
    Political Contributions.                          Shareholder Against       Voted - Against
5.  Shareholder Proposal Concerning Methane Emissions
    Target.                                           Shareholder Against       Voted - Against


875




                        GLOBAL X MLP & ENERGY ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
TARGA RESOURCES CORP.
CUSIP: 87612G101 TICKER: TRGP
Meeting Date: 29-May-14 Meeting Type: Annual
1.  Director                                           Management
1   Charles R. Crisp                                   Management  For           Voted - For
2   Laura C. Fulton                                    Management  For           Voted - For
3   James W. Whalen                                    Management  For           Voted - For
2.  Ratification of Selection of Independent Auditors  Management  For           Voted - For
3.  Advisory Vote on Executive Compensation            Management  For           Voted - For
4.  A Shareholder Proposal Regarding Publication of A
    Report on Methane Emissions                        Shareholder Against       Voted - Against
THE WILLIAMS COMPANIES, INC.
CUSIP: 969457100 TICKER: WMB
Meeting Date: 22-May-14 Meeting Type: Annual
1A. Election of Director: Alan S. Armstrong            Management  For           Voted - For
1B. Election of Director: Joseph R. Cleveland          Management  For           Voted - For
1C. Election of Director: Kathleen B. Cooper           Management  For           Voted - For
1D. Election of Director: John A. Hagg                 Management  For           Voted - For
1E. Election of Director: Juanita H. Hinshaw           Management  For           Voted - For
1F. Election of Director: Ralph Izzo                   Management  For           Voted - For
1G. Election of Director: Frank T. Macinnis            Management  For           Voted - For
1H. Election of Director: Eric W. Mandelblatt          Management  For           Voted - For
1I. Election of Director: Steven W. Nance              Management  For           Voted - For
1J. Election of Director: Murray D. Smith              Management  For           Voted - For
1K. Election of Director: Janice D. Stoney             Management  For           Voted - For
1L. Election of Director: Laura A. Sugg                Management  For           Voted - For
2.  Approval of the Amendment to the Williams
    Companies, Inc. 2007 Incentive Plan.               Management  For           Voted - For
3.  Approval of the Amendment to the Williams
    Companies, Inc. 2007 Employee Stock Purchase Plan. Management  For           Voted - For
4.  Ratification of Ernst & Young LLP As Auditors for
    2014.                                              Management  For           Voted - For
5.  Approval, by Nonbinding Advisory Vote, of the
    Company's Executive Compensation.                  Management  For           Voted - For
TRANSCANADA CORPORATION
CUSIP: 89353D107 TICKER: TRP
Meeting Date: 02-May-14 Meeting Type: Annual
01  Director                                           Management
1   Kevin E. Benson                                    Management  For           Voted - For
2   Derek H. Burney                                    Management  For           Voted - For
3   Paule Gauthier                                     Management  For           Voted - For


876

GLOBAL X MLP & ENERGY ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Russell K. Girling                                  Management  For           Voted - For
5   S. Barry Jackson                                    Management  For           Voted - For
6   Paula Rosput Reynolds                               Management  For           Voted - For
7   John Richels                                        Management  For           Voted - For
8   Mary Pat Salomone                                   Management  For           Voted - For
9   D. Michael G. Stewart                               Management  For           Voted - For
10  Siim A. Vanaselja                                   Management  For           Voted - For
11  Richard E. Waugh                                    Management  For           Voted - For
02  Resolution to Appoint KPMG LLP, Chartered
    Accountants As Auditors and Authorize the Directors
    to Fix Their Remuneration.                          Management  For           Voted - For
03  Resolution to Accept Transcanada Corporation's
    Approach to Executive Compensation, As Described in
    the Management Information Circular.                Management  For           Voted - For


877




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
21VIANET GROUP INC
CUSIP: 90138A103 TICKER: VNET
Meeting Date: 29-May-14 Meeting Type: Annual
1   The Resolution As Set Out in Item 1 of the Notice
    of Annual General Meeting Regarding Increase of the
    Company's Authorised Share Capital                  Management  For           Voted - For
2   The Resolution As Set Out in Item 2 of the Notice
    of Annual General Meeting Regarding the Adoption
    the Company's 2014 Share Incentive Plan             Management  For           Abstain
ASIAINFO-LINKAGE, INC.
CUSIP: 04518A104 TICKER: ASIA
Meeting Date: 19-Dec-13 Meeting Type: Special
1.  To Adopt the Agreement and Plan of Merger, Dated As
    of May 12, 2013 (as It May be Amended from Time to
    Time, the "merger Agreement"), Among the Company,
    Skipper Limited ("parent") and Skipper Acquisition
    Corporation ("merger Sub"), Providing for the
    Merger of Merger Sub with and Into the Company
    (due to Space Limits, See Proxy Statement for
    Full Proposal)                                      Management  For           Voted - For
2.  To Approve, on an Advisory, Non- Binding Basis, the
    Agreements Or Understandings with and Items of
    Compensation Payable To, Or Which May Become
    Payable To, the Named Executive Officers of the
    Company That are Based on Or Otherwise Relate to
    the Merger.                                         Management  For           Voted - For
3.  To Approve the Adjournment of the Special Meeting,
    If Necessary Or Appropriate, to Solicit Additional
    Proxies If There are Insufficient Votes at the Time
    of the Special Meeting to Adopt the Merger
    Agreement.                                          Management  For           Voted - For
ASM PACIFIC TECHNOLOGY LTD
CUSIP: G0535Q133
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321533.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0321/ltn20140321523.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


878




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   To Receive, Consider and Adopt the Audited
    Consolidated Financial Statements of the Company
    and the Reports of the Directors and of the
    Independent Auditor for the Year Ended 31 December
    2013                                                 Management  For           Voted - For
2   To Declare A Final Dividend of Hkd 0.50 Per Share
    for the Year Ended 31 December 2013                  Management  For           Voted - For
3   To Re-elect Mr. Arthur H. Del Prado As Director      Management  For           Voted - For
4   To Re-elect Mr. Lee Wai Kwong As Director            Management  For           Voted - For
5   To Re-elect Mr. Chow Chuen, James As Director        Management  For           Voted - For
6   To Re-elect Mr. Robin Gerard Ng Cher Tat As Director Management  For           Voted - For
7   To Authorise the Board of Directors to Fix the
    Directors' Remuneration                              Management  For           Voted - For
8   To Re-appoint Deloitte Touche Tohmatsu As the
    Auditors and to Authorise the Board of Directors to
    Fix Their Remuneration                               Management  For           Voted - For
9   To Give A General Mandate to the Directors to
    Issue, Allot and Deal with Additional Shares of the
    Company                                              Management  For           Voted - Against
AUTONAVI HOLDINGS LIMITED (AMAP)
CUSIP: 05330F106 TICKER: AMAP
Meeting Date: 27-Dec-13 Meeting Type: Annual
1)  The Adoption of the Company's 2013 Share Incentive
    Plan in the Form Attached Hereto As Exhibit A,
    Under Which, Subject to Other Provisions of the
    Plan, the Award Pool (capitalized Terms Herein Will
    Have the Meanings Defined in the Plan Unless Stated
    Otherwise) Initially Shall be Equal to 13,830,000
    Shares, (due to Space Limits, See Proxy
    Statement for Full Proposal).                        Management  For           Voted - Against
2)  Each Director of the Company is Hereby Authorized
    to Take Any and Every Action That Might be
    Necessary to Effect the Foregoing Resolution As
    Such Director, in His Or Her Absolute Discretion,
    Thinks Fit.                                          Management  For           Voted - Against
BYD ELECTRONIC (INTERNATIONAL) CO LTD
CUSIP: Y1045N107
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                        Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429033.pdf-and-


879




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn20140429031.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3   To Re-elect Mr. Wang Chuan-fu As A Non-executive
    Director                                            Management  For           Voted - Against
4   To Re-elect Mr. Antony Francis Mampilly As an
    Independent Non- Executive Director                 Management  For           Voted - For
5   To Re-elect Mr. Liang Ping As an Independent
    Non-executive Director                              Management  For           Voted - For
6   To Authorize the Board of Directors of the Company
    to Fix the Remuneration of the Directors            Management  For           Voted - For
7   To Re-appoint Ernst & Young As the Company's
    Auditor for the Financial Year of 2014 and to Hold
    Office Until the Next Annual General Meeting of the
    Company, and to Authorize the Board of Directors of
    the Company to Determine Its Remuneration           Management  For           Voted - For
8   To Grant A General Mandate to the Board of
    Directors of the Company to Allot and Issue Shares  Management  For           Voted - Against
9   To Grant A General Mandate to the Board of
    Directors of the Company to Exercise All Powers of
    the Company to Purchase Its Own Securities          Management  For           Voted - For
10  To Extend the General Mandate Granted to the Board
    of Directors Pursuant to Resolution No. 8 Above by
    an Amount Representing the Aggregate Nominal Amount
    of Shares in the Capital of the Company Purchased
    by the Company Pursuant to the General Mandate
    Granted Pursuant to Resolution No. 9 Above          Management  For           Voted - Against
11  To Consider and Approve the Amendments to the
    Articles of Association of the Company As Set Out
    in the Notice of the Meeting                        Management  For           Voted - For
12  To Adopt the New Articles of Association of the
    Company As Set Out in the Notice of the Meeting     Management  For           Voted - For
CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI
CUSIP: Y1436A102
Meeting Date: 21-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1227/ltn20131227278.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1227/ltn20131227264.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution 1,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting


880




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   That Mr. Si Furong's Appointment As an Executive
    Director of the Company be Considered and Approved,
    with His Term of Office Effective from the Date on
    Which This Resolution is Passed Until the Annual
    General Meeting of the Company for the Year 2014 to
    be Held in 2015; and That Any One of the Directors
    of the Company be Authorized, on Behalf of the
    Company, to Enter Into A Service Contract with Mr.
    Si Furong, and the Board of Directors of the
    Company be Authorised to Determine His Remuneration Management  For           Voted - Against
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0415/ltn20140415620.p Df-and-
    Http://www.hkexnews.hk/listedco/list
    Conews/sehk/2014/0415/ltn20140415593.p Df           Non-Voting                Non-Voting
1   That the Consolidated Financial Statements of the
    Company, the Report of the Directors, the Report of
    the Supervisory Committee and the Report of the
    International Auditors for the Year Ended 31
    December 2013 be Considered and Approved, and the
    Board of Directors of the Company (the "board") be
    Authorized to Prepare the Budget of the Company for
    the Year 2014                                       Management  For           Voted - For
2   That the Profit Distribution Proposal and the
    Declaration and Payment of A Final Dividend for the
    Year Ended 31 December 2013 be Considered and
    Approved                                            Management  For           Voted - For
3   That the Appointment of Deloitte Touche Tohmatsu
    and Deloitte Touche Tohmatsu Certified Public
    Accountants LLP As the International Auditors and
    Domestic Auditors of the Company, Respectively, for
    the Year Ending 31 December 2014 be Considered and
    Approved, and the Board be Authorized to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
4.1 To Consider and Approve Each of the Following
    Resolutions in Relation to the Granting of A
    General Mandate to the Board to Issue Debentures:
    That the Grant of A General Mandate to the Board to
    Issue Debentures Denominated in Local Or Foreign
    Currencies, in One Or More Tranches in the Prc and
    Overseas, Including                                 Management  For           Voted - For
    But Not Limited To, Short-term Commercial Paper,
    Medium Term Note, Company Bond and Corporate Debts,
    with A Maximum Aggregate Outstanding Repayment
    Amount of Up to Rmb6 Billion be Considered and
    Approved                                                                      Non-Voting
4.2 To Consider and Approve Each of the Following
    Resolutions in Relation to the Granting of A


881




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    General Mandate to the Board to Issue Debentures:
    That the Board Or Any Two of Three Directors of the
    Company Duly Authorized by the Board, Namely Mr. Li
    Ping, Mr. Si Furong and Ms. Hou Rui, Taking Into
    Account the Specific Needs of the Company and
    Market Conditions, be and are Hereby Generally and
    Unconditionally Authorized to Determine the
    Specific Terms and Conditions Of, and Other Matters
    Relating To, the Issue of Debentures, and Do All
    Such Acts Which are Necessary and Incidental to the
    Issue of Debentures                                 Management  For           Voted - For
4.3 To Consider and Approve Each of the Following
    Resolutions in Relation to the Granting of A
    General Mandate to the Board to Issue Debentures:
    That the Grant of the General Mandate Under This
    Resolution Shall Come Into Effect Upon Approval
    from the General Meeting and Will be Valid for 12
    Months from That Date                               Management  For           Voted - For
5   That the Grant of A General Mandate to the Board to
    Issue, Allot and Deal with the Additional Shares in
    the Company Not Exceeding 20% of Each of the
    Existing Domestic Shares and H Shares (as the Case
    May Be) in Issue be Considered and Approved         Management  For           Voted - Against
6   That the Board be Authorized to Increase the
    Registered Capital of the Company to Reflect the
    Issue of Shares in the Company Authorized Under
    Special Resolution 5, and to Make Such Appropriate
    and Necessary Amendments to the Articles of
    Association of the Company As They Think Fit to
    Reflect Such Increases in the Registered Capital of
    the Company and to Take Any Other Action and
    Complete Any Formality Required to Effect Such
    Increase of the Registered Capital of the Company   Management  For           Voted - Against
CHINA FINANCE ONLINE CO. LIMITED
CUSIP: 169379104 TICKER: JRJC
Meeting Date: 27-Jun-14 Meeting Type: Annual
1.  To Re-elect Rongquan Leng As A Director.            Management  For           Voted - For
2.  To Re-elect Jun Wang As A Director.                 Management  For           Voted - For
3.  To Approve the Appointment of Grant Thornton China
    As Independent Auditors of the Company for A Term
    Ending on the Date of our Next Annual General
    Meeting of Shareholders to be Held in 2015 and to
    Authorize the Board of Directors to Determine Their
    Remuneration.                                       Management  For           Voted - For
4.  To Consider and Approve the Audited Consolidated
    Financial Statements for the Fiscal Year Ended on
    Or As of December 31, 2013 Together with the Report
    of Auditors Thereon As Required by Hong Kong Law,
    Which Can be Accessed Through our Website at
    Http://ir.chinafinanceonline.com/phoe Nix.
    Zhtml?c=183451&p=irol- Reportsannual Starting from


882




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    May 6, 2014, Or Through the Website of the
    Securities and Exchange Commission, Or the Sec, at
    Www.sec.gov, Starting from (due to Space
    Limits, See Proxy Material for Full Proposal)       Management  For           Voted - For
5.  To Consider and Approve the Company's 2014 Stock
    Incentive Plan ("2014 Plan") and Authorize our
    Board of Directors to Do All Such Acts and to Enter
    Into All Such Transactions, Arrangements and
    Agreements As May be Necessary Or Expedient in
    Order to Give Full Effect of the 2014 Plan (due
    to Space Limits, See Proxy Material for Full
    Proposal)                                           Management  For           Voted - Against
6.  To Consider and Approve the Amendment to the
    Company's 2007 Equity Incentive Plan ("amended 2007
    Plan") and Authorize the Directors of the Company
    to Do All Such Acts and to Enter Into All Such
    Transactions, Arrangements and Agreements As May be
    Necessary Or Expedient in Order to Give Full Effect
    of the Amended 2007 Plan (due to Space Limits,
    See Proxy Material for Full Proposal)               Management  For           Voted - Against
7.  To Authorize our Board of Directors to Exercise All
    the Powers of the Company (a) to Allot, Issue Or
    Deal with Additional (1) Ordinary Shares Or (2)
    Preference Shares Upon Such Terms and Conditions As
    the Board of Directors, in Its Discretion, Shall
    Determine During the Period from the Passing of an
    Ordinary Resolution for This Proposal (due to
    Space Limits, See Proxy Material for Full Proposal) Management  For           Voted - Against
CHINA WIRELESS TECHNOLOGIES LTD, GEORGE TOWN
CUSIP: G21165108
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1030/ltn20131030132.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1030/ltn20131030130.pdf                        Non-Voting                Non-Voting
1   To Approve the Proposed Change of Name of the
    Company: Coolpad Group Limited                      Management  For           Voted - For
CHINASOFT INTERNATIONAL LTD, GEORGE TOWN
CUSIP: G2110A111
Meeting Date: 19-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


883




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0411/ltn20140411021.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0411/ltn20140411015.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Financial Statements of the Company and the Reports
      of the Directors and Independent Auditors of the
      Company for the Year Ended 31 December 2013         Management  For           Voted - For
2.i   To Re-elect Dr. Tang Zhenming As Executive Director
      of the Company                                      Management  For           Voted - For
2.ii  To Re-elect Mr. Zeng Zhijie (who Has Served As an
      Independent Non- Executive Director for More Than 9
      Years) As Independent Non-executive Director of the
      Company                                             Management  For           Voted - For
2.iii To Re-elect Dr. Song Jun As Independent
      Non-executive Director of the Company               Management  For           Voted - For
3     To Authorise the Board of Directors of the Company
      to Fix the Remuneration of Directors of the Company Management  For           Voted - For
4     To Re-appoint Deloitte Touche Tohmatsu As Auditors
      of the Company and Authorise the Board of Directors
      of the Company to Fix Their Remuneration            Management  For           Voted - For
5     To Grant General Mandate to Issue and Allot New
      Shares                                              Management  For           Voted - Against
6     To Grant General Mandate to Repurchase Shares       Management  For           Voted - For
7     To Extend General Mandate Granted to Issue New
      Shares                                              Management  For           Voted - Against
8     To Approve Refreshment of the Scheme Mandate Limit  Management  For           Voted - For
CITIC 21CN CO LTD
CUSIP: G2154E102
Meeting Date: 07-Apr-14 Meeting Type: Special General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0321/ltn20140321192.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0321/ltn20140321194.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting.     Non-Voting                Non-Voting
1     To Approve the Issue and Allotment of 4,423,175,008
      Shares (constituting Approximately 54.33% of the
      Share Capital of the Company, As Enlarged by the
      Issue of Such Shares) (the "subscription Shares")
      by the Company to the Subscriber, Subject To, and
      in Accordance With, the Terms and Conditions of the
      Subscription Agreement (the "subscription
      Agreement") Dated 23 January 2014 Entered Into


884




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Between the Company, Ms. Chen Xiao Ying and Perfect
    Advance Holding Limited (the "subscriber") Details
    of Which are Set Out in the Circular of the Company
    Dated 21 March 2014 (the "subscription")            Management  For           Voted - For
2   Subject to and Conditional on the Passing of
    Ordinary Resolution No. 1, to Approve the Waiver
    (the "whitewash Waiver") Granted Or to be Granted
    by the Executive Director of the Corporate Finance
    Division of the Securities and Futures Commission
    of Hong Kong and Any Delegate of Such Executive
    Director Pursuant to Note 1 on Dispensations from
    Rule 26 of the Hong Kong Code on Takeovers and
    Mergers in Respect of the Obligation on the Part of
    the Subscriber and Parties Acting in Concert with
    It to Make A Mandatory General Offer to the
    Shareholders of the Company for All Issued Shares
    Not Already Owned by the Subscriber Or Parties
    Acting in Concert with It Under Rule 26 of the Hong
    Kong Code on Takeovers and Mergers As A Result of
    the Allotment and Issue of the Subscription Shares  Management  For           Voted - For
3   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, to Authorise
    the Directors of the Company (the "directors") to
    Do All Acts and Execute All Documents They Consider
    Necessary Or Expedient to Give Effect to the
    Subscription                                        Management  For           Voted - For
4   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, to Approve
    the Appointment of Mr. Wang Jian to Serve As A
    Director As from Completion of the Subscription     Management  For           Voted - For
5   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, to Approve
    the Appointment of Mr. Zhang Yong to Serve As A
    Director As from Completion of the Subscription     Management  For           Voted - For
6   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, to Approve
    the Appointment of Mr. Chen Jun to Serve As A
    Director As from Completion of the Subscription     Management  For           Voted - For
7   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, to Approve
    the Appointment of Mr. Chia Pun Kok to Serve As A
    Director As from Completion of the Subscription     Management  For           Voted - For
8   Subject to and Conditional on the Passing of
    Ordinary Resolutions No. 1 and No. 2, the
    Appointment of Mr. Yu Feng to Serve As A Director
    As from Completion of the Subscription              Management  For           Voted - For
COMBA TELECOM SYSTEMS HOLDINGS LTD
CUSIP: G22972114
Meeting Date: 23-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-


885




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428496.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0428/ltn20140428514.pdf                      Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements and the Reports of the
    Directors (the "directors") and the Auditors of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2.A To Re-elect Mr. Zhang Yue Jun As Executive Director Management  For           Voted - For
2.B To Re-elect Mr. Zhang Yuan Jian As Executive
    Director                                            Management  For           Voted - For
2.C To Re-elect Mr. Liu Cai As Independent
    Non-executive Director                              Management  For           Voted - For
2.D To Re-elect Mr. Lau Siu Ki, Kevin As Independent
    Non-executive Director                              Management  For           Voted - For
2.E To Authorize the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
3   To Re-appoint Ernst & Young As the Company's
    Auditors and Authorize the Board of Directors to
    Fix Their Remuneration                              Management  For           Voted - For
4   To Grant the General Mandate to the Directors to
    Allot, Issue and Otherwise Deal with the Shares     Management  For           Voted - Against
5   To Grant the General Mandate to the Directors to
    Repurchase the Shares                               Management  For           Voted - For
6   To Add the Number of Shares Repurchased by the
    Company to the Mandate Granted to the Directors
    Under the Resolution No. 4                          Management  For           Voted - Against
COOLPAD GROUP LTD, GEORGE TOWN
CUSIP: G2418K100
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415053.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn20140415051.pdf                      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company (collectively, "directors"
    and Individually, A "director") and the Auditors of
    the Company ("auditors") for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2.A.i To Re-elect Mr. Chan King Chung As an Independent
    Non-executive Director. Please Refer to the


886




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Bibliography of Mr. Chan King Chung As Set Out in
     Appendix II to the Circular of the Company Dated 15
     April 2014                                          Management  For           Voted - For
2A.ii To Re-elect Dr. Huang Dazhan As an Independent
     Non-executive Director. Please Refer to the
     Bibliography of Dr. Huang Dazhan As Set Out in
     Appendix II to the Circular of the Company Dated 15
     April 2014                                          Management  For           Voted - Against
2Aiii To Re-elect Mr. Xie Weixin As an Independent
     Non-executive Director. Please Refer to the
     Bibliography of Mr. Xie Weixin As Set Out in
     Appendix II to the Circular of the Company Dated 15
     April 2014                                          Management  For           Voted - For
2.B  To Authorise the Board of Directors ("board") to
     Fix the Remuneration of the Directors               Management  For           Voted - For
3    To Re-appoint Ernst & Young As Auditors and to
     Authorise the Board to Fix Their Remuneration       Management  For           Voted - For
4    To Grant A General Mandate to the Board to Allot,
     Issue and Deal with Additional Shares               Management  For           Voted - Against
5    To Approve the Grant of General Mandate to the
     Directors to Repurchase the Shares                  Management  For           Voted - For
6    To Approve the Extension of the General Mandate to
     the Directors to Issue Additional Shares Up to the
     Number of Shares Repurchased by the Company         Management  For           Voted - Against
7    To Approve Proposed Bonus Issue of Shares As Set
     Out in the Circular of the Company Dated 15 April
     2014                                                Management  For           Voted - For
8    To Approve the Adoption of the Share Option Scheme
     and the Termination of the Existing Share Option
     Scheme                                              Management  For           Voted - For
DIGITAL CHINA HOLDINGS LTD
CUSIP: G2759B107
Meeting Date: 19-Aug-13 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' For-all Resolutions. Thank
     You.                                                Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/0705/ltn20130705598.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/0705/ltn20130705617.pdf                      Non-Voting                Non-Voting
1    To Receive and Adopt the Audited Consolidated
     Financial Statements of the Company and Its
     Subsidiaries and the Reports of the Directors and
     Auditors for the Year Ended 31 March 2013           Management  For           Voted - For
2    To Declare A Final Dividend of 38.80 Hk Cents Per
     Share for the Year Ended 31 March 2013              Management  For           Voted - For
3.i  To Re-elect Mr. Yan Guorong As A Director           Management  For           Voted - For
3.ii To Re-elect Mr. Andrew Y. Yan As A Director         Management  For           Voted - Against


887




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.iii To Re-elect Mr. Hu Zhaoguang As A Director          Management  For           Voted - For
3.iv  To Re-elect Ms. Ni Hong (hope) As A Director        Management  For           Voted - For
3.v   To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
4     To Re-appoint Ernst & Young As Auditors of the
      Company and to Authorise the Board of Directors to
      Fix Their Remuneration                              Management  For           Voted - For
5.1   To Grant A General and Unconditional Mandate to the
      Board of Directors to Issue Shares of the Company   Management  For           Voted - Against
5.2   To Grant A General and Unconditional Mandate to the
      Board of Directors to Repurchase Shares of the
      Company                                             Management  For           Voted - For
5.3   To Extend the General Mandate Granted to the Board
      of Directors Pursuant to Resolution 5(1) to Cover
      the Shares Repurchased by the Company Pursuant to
      Resolution 5(2)                                     Management  For           Voted - Against
      Please Note That This is A Revision Due to Receipt
      of Dividend Amount. If You-have Already Sent in
      Your Votes, Please Do Not Return This Proxy Form
      Unless Y-ou Decide to Amend Your Original
      Instructions. Thank You                             Non-Voting                Non-Voting
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410485.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0410/ltn20140410497.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Adopt the Audited Consolidated
      Financial Statements of the Company and Its
      Subsidiaries and the Reports of the Directors and
      Auditors for the Nine Months Ended 31 December 2013 Management  For           Voted - For
2     To Declare A Final Dividend for the Nine Months
      Ended 31 December 2013                              Management  For           Voted - For
3.i   To Re-elect Mr. Lin Yang As A Director              Management  For           Voted - For
3.ii  To Re-elect Mr. Wong Man Chung, Francis As A
      Director                                            Management  For           Voted - For
3.iii To Re-elect Mr. Ong Ka Lueng, Peter As A Director   Management  For           Voted - For
3.iv  To Re-elect Dr. Liu Yun, John As A Director         Management  For           Voted - For
3.v   To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
4     To Re-appoint Ernst & Young As Auditors of the
      Company and to Authorise the Board of Directors to
      Fix Their Remuneration                              Management  For           Voted - For
5.1   To Grant A General and Unconditional Mandate to the
      Board of Directors to Issue New Shares of the
      Company Not Exceeding 20% of the Issued Share
      Capital of the Company As at the Date of Passing
      This Resolution, and the Discount for Any Shares to


888




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    be Issued for Cash Shall Not Exceed 20% Unless the
    Stock Exchange Agrees Otherwise                     Management  For           Voted - Against
5.2 To Grant A General and Unconditional Mandate to the
    Board of Directors to Repurchase Shares of the
    Company Not Exceeding 10% of the Issued Share
    Capital of the Company As at the Date of Passing
    This Resolution                                     Management  For           Voted - For
5.3 To Extend the General Mandate Granted to the Board
    of Directors Pursuant to Resolution 5(1) to Cover
    the Shares Repurchased by the Company Pursuant to
    Resolution 5(2)                                     Management  For           Voted - Against
FIH MOBILE LTD
CUSIP: G3472Y101
Meeting Date: 19-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0628/ltn20130628420.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0628/ltn20130628396.pdf                        Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
1   To Approve the Product Sales Transaction (as
    Defined in the Circular of the Company Dated 2 July
    2013) and the Relevant Proposed Annual Cap for the
    Year Ending 31 December 2013                        Management  For           Voted - For
2   To Approve the Non-real Property Lease Expense
    Transaction, the Framework Nonreal Property Lease
    Expense Agreement (each Term As Defined in the
    Circular of the Company Dated 2 July 2013) and the
    Relevant Proposed Annual Cap for the Year Ending 31
    December 2013                                       Management  For           Voted - For
Meeting Date: 26-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1106/ltn20131106955.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1106/ltn20131106939.pdf                        Non-Voting                Non-Voting
1   To Approve the Adoption of the New Share Option
    Scheme (as Defined in the Circular of the Company
    Dated 7 November 2013 (the ''circular'')) and the
    Consequential Termination of the Existing Share
    Option Scheme (as Defined in the Circular)          Management  For           Voted - For


889




    GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Approve the Adoption of the New Share Scheme (as
    Defined in the Circular) and the Consequential
    Termination of the Existing Share Scheme (as
    Defined in the Circular) and to Grant A General
    Mandate to the Board of Directors of the Company
    (or Its Duly Authorised Committee, Officer(s) Or
    Delegate(s)) to Allot, Issue and Deal with
    Additional Shares of the Company Under the New
    Share Scheme (as Defined in the Circular)           Management  For           Voted - For
3   To Re-appoint Mr. Lau Siu Ki As an Independent
    Non-executive Director of the Company for A Further
    Term of Three Years from 1 December 2013 to 30
    November 2016 (both Dates Inclusive)                Management  For           Voted - For
4   To Approve the Purchase Transaction, the
    Supplemental Purchase Agreement (both As Defined in
    the Circular) and the Relevant Annual Caps for the
    Three Years Ending 31 December 2016                 Management  For           Voted - For
5   To Approve the Product Sales Transaction, the
    Supplemental Product Sales Agreement (both As
    Defined in the Circular) and the Relevant Annual
    Caps for the Three Years Ending 31 December 2016    Management  For           Voted - For
6   To Approve the Non-real Property Lease Expense
    Transaction, the Supplemental Non-real Property
    Lease Expense Agreement (both As Defined in the
    Circular) and the Relevant Annual Caps for the
    Three Years Ending 31 December 2016                 Management  For           Voted - For
7   To Approve the Sub-contracting Income Transaction,
    the Supplemental Sub-contracting Income Agreement
    (both As Defined in the Circular) and the Relevant
    Annual Caps for the Three Years Ending 31 December
    2016                                                Management  For           Voted - For
Meeting Date: 29-May-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/ltn-20140415758.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0415/-ltn20140415774.pdf                     Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements of the Company and Its
    Subsidiaries for the Year Ended 31 December 2013
    Together with the Reports of the Directors and the
    Independent Auditors Thereon                        Management  For           Voted - For
2   To Re-elect Dr. Lee Jer Sheng As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - Against
3   To Re-elect Dr. Lee Kuo Yu As Director and
    Authorise the Board of Directors of the Company to
    Fix Her Remuneration                                Management  For           Voted - Against


890




    GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Re-elect Mr. Chen Fung Ming As Director and
    Authorise the Board of Directors of the Company to
    Fix His Remuneration                                Management  For           Voted - For
5   To Re-appoint Deloitte Touche Tohmatsu As Auditors
    of the Company and Authorise the Board of Directors
    of the Company to Fix Their Remuneration            Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Buy-back Shares of the Company in Accordance with
    Ordinary Resolution Number (6) As Set Out in the
    Notice of the Meeting                               Management  For           Voted - For
7   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares of the
    Company in Accordance with Ordinary Resolution
    Number (7) As Set Out in the Notice of the Meeting  Management  For           Voted - Against
8   To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares of the Company in Accordance with Ordinary
    Resolution Number (8) As Set Out in the Notice of
    the Meeting                                         Management  For           Voted - Against
9   To Grant A General Mandate to the Board of
    Directors of the Company (or Its Duly Authorised
    Committee, Officer(s) Or Delegate(s)) to Allot,
    Issue and Deal with Additional Shares of the
    Company Under the Share Scheme of the Company in
    Accordance with Ordinary Resolution Number (9) As
    Set Out in the Notice of the Meeting                Management  For           Voted - For
JU TENG INTERNATIONAL HOLDINGS LTD
CUSIP: G52105106
Meeting Date: 14-May-14   Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn20140402815.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn20140402771.pdf                      Non-Voting                Non-Voting
1   To Receive and Approve the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and Auditors of the Company for the Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.a To Re-elect Cheng Li-yen As Executive Director of
    the Company                                         Management  For           Voted - For
3.b To Re-elect Lo Jung-te As Executive Director of the
    Company                                             Management  For           Voted - For
3.c To Re-elect Yip Wai Ming As Independent
    Non-executive Director of the Company               Management  For           Voted - For


891




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.d To Authorise the Board of Directors of the Company
    to Fix the Remuneration of the Directors            Management  For           Voted - For
4   To Re-appoint Ernst & Young As the Auditors of the
    Company for the Year Ending 31 December 2014 and to
    Authorise the Board of Directors of the Company to
    Fix Their Remuneration                              Management  For           Voted - For
5   To Grant A General and Unconditional Mandate to the
    Directors of the Company to Allot, Issue Or
    Otherwise Deal with the Unissued Shares in the
    Capital of the Company Not Exceeding 20% of the
    Issued Share Capital of the Company                 Management  For           Voted - Against
6   To Grant A General Mandate to the Directors of the
    Company to Purchase the Company's Shares Up to 10%
    of the Issued Share Capital of the Company          Management  For           Voted - For
7   To Add the Nominal Amount of the Shares Repurchased
    by the Company to the General Mandate Granted to
    the Directors Under Resolution No.5                 Management  For           Voted - Against
KINGDEE INTERNATIONAL SOFTWARE GROUP CO LTD, GEORG
CUSIP: G52568147
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn201404021427.pdf-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0402/ltn201404021419.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Accounts and the Reports of the Directors of the
    Company (the "directors") and Auditors of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2.A To Re-elect Mr. Yang Jian As an Executive Director  Management  For           Voted - For
2.B To Re-elect Mr. Gary Clark Biddle As an Independent
    Non-executive Director                              Management  For           Voted - For
2.C To Re-elect Mr. Ho Ching Hua As an Independent
    Non-executive Director                              Management  For           Voted - For
2.D To Re-elect Mr. Liu Chia Yung As an Independent
    Non-executive Director                              Management  For           Voted - For
3   To Authorize the Board of Directors (the "board")
    to Fix the Remuneration of the Directors            Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers, the Retiring
    Auditors of the Company, As the Auditors of the
    Company and to Authorize the Board to Fix Their
    Remuneration                                        Management  For           Voted - For
5.A To Give A General Mandate to the Directors to Issue
    and Allot Additional Shares Not Exceeding 20% of
    the Existing Issued Share Capital of the Company    Management  For           Voted - Against


892




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.B To Give A General Mandate to the Directors to
    Repurchase the Company's Own Shares Not Exceeding
    10% of the Existing Issued Share Capital of the
    Company                                             Management  For           Voted - For
5.C Conditional Upon Ordinary Resolutions 5(a) and 5(b)
    Being Passed, to Extend the General Mandate to the
    Directors to Issue and Allot Additional Shares by
    the Number of Shares Repurchased by the Company
    Under the Mandate Referred to in Resolution
    Numbered 5(b) Above                                 Management  For           Voted - Against
LENOVO GROUP LTD, HONG KONG
CUSIP: Y5257Y107
Meeting Date: 16-Jul-13 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/0531/ltn20130531157-.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0531/ltn20130531155.pdf                        Non-Voting                Non-Voting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Accounts for
    the Year Ended March 31, 2013 Together with the
    Reports of the Directors and Auditor Thereon        Management  For           Voted - For
2   To Declare A Final Dividend for the Issued Ordinary
    Shares for the Year Ended March 31, 2013            Management  For           Voted - For
3.a To Re-elect Mr. William Tudor Brown As Director     Management  For           Voted - For
3.b To Re-elect Mr. Yang Yuanqing As Director           Management  For           Voted - For
3.c To Re-elect Dr. Tian Suning As Director             Management  For           Voted - For
3.d To Re-elect Mr. Nicholas C. Allen As Director       Management  For           Voted - For
3.e To Resolve Not to Fill Up the Vacated Office
    Resulted from the Retirement of Dr. Wu Yibing As
    Director                                            Management  For           Voted - For
3.f To Authorize the Board of Directors to Fix
    Director's Fees                                     Management  For           Voted - For
4   To Re-appoint PricewaterhouseCoopers As Auditor and
    Authorize the Board of Directors to Fix Auditor's
    Remuneration                                        Management  For           Voted - For
5   Ordinary Resolution - to Grant A General Mandate to
    the Directors to Allot, Issue and Deal with
    Additional Ordinary Shares Not Exceeding 20% of the
    Aggregate Nominal Amount of the Issued Ordinary
    Share Capital of the Company                        Management  For           Voted - Against
6   Ordinary Resolution - to Grant A General Mandate to
    the Directors to Repurchase Ordinary Shares Not
    Exceeding 10% of the Aggregate Nominal Amount of
    the Issued Ordinary Share Capital of the Company    Management  For           Voted - For
7   Ordinary Resolution - to Extend the General
    Mandate to the Directors to Issue New Ordinary


893




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares of the Company by Adding the Number of the
    Shares Repurchased                                  Management  For           Voted - Against
Meeting Date: 18-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0223/ltn20140223007.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0223/ltn20140223009.pdf                      Non-Voting                Non-Voting
1   Ordinary Resolution in Relation to the Revised
    Supply Annual Caps and the Revised Royalty Annual
    Caps (as Defined in the Circular of the Company
    Dated 24 February 2014)                             Management  For           Voted - For
NETEASE, INC.
CUSIP: 64110W102 TICKER: NTES
Meeting Date: 05-Sep-13 Meeting Type: Annual
1A  Re-election of Director: William Lei Ding           Management  For           Voted - For
1B  Re-election of Director: Alice Cheng                Management  For           Voted - For
1C  Re-election of Director: Denny Lee                  Management  For           Voted - For
1D  Re-election of Director: Joseph Tong                Management  For           Voted - For
1E  Re-election of Director: Lun Feng                   Management  For           Voted - For
1F  Re-election of Director: Michael Leung              Management  For           Voted - For
1G  Re-election of Director: Michael Tong               Management  For           Voted - For
2   Appoint PricewaterhouseCoopers Zhong Tian Cpas
    Limited Company As Independent Auditors of Netease,
    Inc. for the Fiscal Year Ending December 31, 2013   Management  For           Voted - For
O-NET COMMUNICATIONS (GROUP) LTD, CAYMAN ISLANDS
CUSIP: G6771C100
Meeting Date: 03-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn201404291438.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0429/ltn201404291442.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors and
    Auditor for the Year Ended 31 December 2013         Management  For           Voted - For


894




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.a To Re-elect Mr. Na Qinglin As A Director             Management  For           Voted - For
2.b To Re-elect Mr. Chen Zhujiang As A Director          Management  For           Voted - For
2.c To Re-elect Mr. Huang Bin As A Director              Management  For           Voted - For
2.d To Authorise the Directors to Fix Their Remuneration Management  For           Voted - For
3   To Re-appoint PricewaterhouseCoopers As Auditor and
    to Authorise the Directors to Fix Its Remuneration   Management  For           Voted - For
4   To Grant A General Mandate to the Directors to
    Issue New Shares of the Company                      Management  For           Voted - Against
5   To Grant A General Mandate to the Directors to
    Repurchase Shares of the Company                     Management  For           Voted - For
6   To Extend the General Mandate to Issue New Shares
    by Adding the Number of Shares Repurchased           Management  For           Voted - Against
PACTERA TECHNOLOGY INT'L LTD.
CUSIP: 695255109 TICKER: PACT
Meeting Date: 23-Dec-13 Meeting Type: Annual
1.  To Re-elect the Retiring Director, Ruby Rong Lu, As
    A Director of the Company and to Authorize the
    Board of Directors to Fix the Director's
    Remuneration                                         Management  For           Voted - For
2.  To Re-elect the Retiring Director, Venkatachalam
    Krishnakumar, As A Director of the Company and to
    Authorize the Board of Directors to Fix the
    Director's Remuneration                              Management  For           Voted - For
3.  To Approve the Appointment of the Independent
    Auditor, Deloitte Touche Tohmatsu LLP, for the
    Fiscal Year 2013 and to Authorize the Board of
    Directors to Fix Their Remuneration                  Management  For           Voted - For
4.  To Ratify the Adoption of the Audited Financial
    Statements of Fiscal Year 2012 and Report of the
    Independent Registered Public Accounting Firm, and
    Their Inclusion in the Company's 2012 Annual Report  Management  For           Voted - For
5.  To Authorize the Board of Directors to Take Any and
    Every Action That Might be Necessary to Effect the
    Foregoing Resolutions 1 to 4 As the Board of
    Directors, in Its Absolute Discretion, Thinks Fit    Management  For           Voted - Against
Meeting Date: 06-Mar-14 Meeting Type: Special
S1. That the Agreement and Plan of Merger, Dated As of
    October 17, 2013 (the "merger Agreement"), Among
    the Company, Bcp (singapore) Vi Cayman Acquisition
    Co. Ltd. ("parent"), Bcp (singapore) Vi Cayman
    Financing Co. Ltd. ("midco") and Bcp (singapore) Vi
    Cayman Merger Co. Ltd. ("merger Sub"), the Plan
    (due to Space Limits, See Proxy Statement for Full
    Proposal)                                            Management  For           Voted - For
S2. That the Directors and Officers of the Company be
    and are Hereby Authorized to Do All Things
    Necessary to Give Effect to the Merger Agreement     Management  For           Voted - For


895




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O3. That the Chairman of the Extraordinary General
    Meeting be Instructed to Adjourn the Extraordinary
    General Meeting in Order to Allow the Company to
    Solicit Additional Proxies in the Event That There
    are Insufficient Proxies Received at the Time of
    the Extraordinary General Meeting to Pass the
    Special Resolutions (due to Space Limits, See
    Proxy Statement for Full Proposal)                  Management  For           Voted - For
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP
CUSIP: G8020E101
Meeting Date: 17-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2014/0128/ltn-20140128704.pdf and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0128/-ltn20140128702.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   (a) to Approve, Confirm and Ratify the Datang
    Further Subscription Agreement in Relation to the
    Issue of the Datang Pre-emptive Bonds and the
    Transactions Contemplated Thereby. (b) to Approve,
    Subject to Completion of the Datang Further
    Subscription Agreement, the Creation and Issue of
    the Datang Pre-emptive Bonds to Datang Pursuant to
    the Terms and Conditions of the Datang Further
    Subscription Agreement. (c) to Authorize and Grant
    A Special Mandate to the Directors of the Company
    to Allot, Issue and Deal with Datang Conversion
    Shares Upon Exercise of the Conversion Rights
    Attaching to the Datang Pre-emptive Bonds on and
    Subject to the Terms and Conditions of the Datang
    Further Subscription Agreement and the Datang Pre-
    Emptive Bonds. (d) to Authorize Any Director(s) of
    the Company to Enter Into Any Agreement, Deed Or
    Instrument And/or to Execute and Deliver All Such
    Documents And/or Do All Such Acts on Behalf of the
    Company As He/she May Consider to be Necessary,
    Desirable Or Expedient for the Purpose Of, Or in
    Connection with the Implementation and Completion
    of the Datang Further Subscription Agreement and
    Transactions Contemplated and All Matters
    Incidental To, Ancillary to Or in Connection
    Thereto (subject to Compliance with the Rules
    Governing the Listing of Securities on the Stock
    Exchange of Hong Kong Limited (the ''listing
    Rules''))                                           Management  For           Voted - For
2   (a) to Approve, Confirm and Ratify the Country Hill
    Further Subscription Agreement in Relation to the
    Issue of the Country Hill Pre-emptive Bonds and the


896




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Transactions Contemplated Thereby. (b) to Approve,
    Subject to Completion of the Country Hill Further
    Subscription Agreement, the Creation and Issue of
    the Country Hill Pre-emptive Bonds to Country Hill
    Pursuant to the Terms and Conditions of the Country
    Hill Further Subscription Agreement. (c) to
    Authorize and Grant A Special Mandate to the
    Directors of the Company to Allot, Issue and Deal
    with Country Hill Conversion Shares Upon Exercise
    of the Conversion Rights                             Management  For           Voted - For
    Attaching to the Country Hill Pre-emptive Bonds on
    and Subject to the Terms and Conditions of the
    Country Hill Further Subscription Agreement and the
    Country Hill Pre-emptive Bonds. (d) to Authorize
    Any Director(s) of the Company to Enter Into Any
    Agreement, Deed Or Instrument And/or to Execute and
    Deliver All Such Documents And/or Do All Such Acts
    on Behalf of the Company As He/she May Consider to
    be Necessary, Desirable Or Expedient for the
    Purpose Of, Or in Connection with the
    Implementation and Completion of the Country Hill
    Further Subscription Agreement and Transactions
    Contemplated and All Matters Incidental To,
    Ancillary to Or in Connection Thereto (subject to
    Compliance with the Listing Rules)                                             Non-Voting
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0527/ltn20140527118.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0527/ltn20140527112.pdf                       Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company (''director(s)'') and the
    Auditors of the Company for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2.a To Re-elect Mr. Zhang Wenyi As an Executive Director Management  For           Voted - For
2.b To Re-elect Dr. Tzu-yin Chiu As an Executive
    Director                                             Management  For           Voted - For
2.c To Re-elect Dr. Gao Yonggang As an Executive
    Director                                             Management  For           Voted - For
2.d To Re-elect Mr. William Tudor Brown As an
    Independent Non-executive Director                   Management  For           Voted - For
2.e To Re-elect Mr. Sean Maloney As an Independent
    Non-executive Director                               Management  For           Voted - For
2.f To Authorize the Board of Directors (the ''board'')
    to Fix Their Remuneration                            Management  For           Voted - For
3   To Appoint Messrs. PricewaterhouseCoopers and
    PricewaterhouseCoopers Zhong Tian LLP As the


897




                          GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Auditors of the Company for Hong Kong Financial
    Reporting and U.S. Financial Reporting Purposes,
    Respectively, and to Authorise the Audit Committee
    of the Board to Fix Their Remuneration              Management  For           Voted - For
4   To Grant A General Mandate to the Board to Allot,
    Issue, Grant, Distribute and Otherwise Deal with
    Additional Shares in the Company, Not Exceeding
    Twenty Per Cent. of the Issued Share Capital of the
    Company at the Date of This Resolution              Management  For           Voted - Against
5   To Grant A General Mandate to the Board to
    Repurchase Shares of the Company, Not Exceeding Ten
    Per Cent. of the Issued Share Capital of the
    Company at the Date of This Resolution              Management  For           Voted - For
6   Conditional on the Passing of Resolutions 4 and 5,
    to Authorize the Board to Exercise the Powers to
    Allot, Issue, Grant, Distribute and Otherwise Deal
    with the Additional Authorized But Unissued Shares
    in the Company Repurchased by the Company           Management  For           Voted - Against
7   To Approve, Confirm and Ratify the Grant of
    2,910,836 Restricted Share Units to Dr. Gao
    Yonggang, an Executive Director, and the
    Transactions Contemplated Thereunder                Management  For           Voted - For
SINA CORPORATION
CUSIP: G81477104 TICKER: SINA
Meeting Date: 18-Nov-13   Meeting Type: Annual
1.  Re-election of Ter Fung Tsao As A Director of the
    Company.                                            Management  For           Voted - For
2.  Re-election of Yichen Zhang As A Director of the
    Company.                                            Management  For           Voted - For
3.  Ratify the Appointment of PricewaterhouseCoopers
    Zhong Tian LLP As the Independent Auditors of the
    Company.                                            Management  For           Voted - For
SOHU.COM INC.
CUSIP: 83408W103 TICKER: SOHU
Meeting Date: 20-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Dr. Edward B. Roberts                               Management  For           Voted - For
2   Dr. Zhonghan Deng                                   Management  For           Voted - For
2.  Advisory Resolution Approving our Executive
    Compensation                                        Management  For           Voted - For
3.  Ratification of the Appointment of
    PricewaterhouseCoopers Zhong Tian LLP As our
    Independent Auditors for the Fiscal Year Ending
    December 31, 2014                                   Management  For           Voted - For


898




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Stockholder Proposal Regarding the Position of
    Chairman of the Board, If the Stockholder Proposal
    is Properly Presented at the Annual Meeting         Shareholder Against       Voted - For
SPREADTRUM COMMUNICATIONS, INC.
CUSIP: 849415203 TICKER: SPRD
Meeting Date: 26-Jul-13 Meeting Type: Annual
1   Resolved As an Ordinary Resolution That Datong
    Chen, Currently A Class III Director of the
    Company, be Re- Elected for A Full Term of Three
    Years Effective from the Date of the Agm, Which is
    the Date of Expiry of His Current Directorship As A
    Class III Director of the Company, in Accordance
    with Article 77(b) of the Articles of Association
    of the Company.                                     Management  For           Voted - For
2   Resolved As an Ordinary Resolution That Scott
    Sandell, Currently A Class III Director of the
    Company, be Re-elected for A Full Term of Three
    Years Effective from the Date of the Agm, Which is
    the Date of Expiry of His Current Directorship As A
    Class III Director of the Company, in Accordance
    with Article 77(b) of the Articles of Association
    of the Company.                                     Management  For           Voted - For
3   Resolved As an Ordinary Resolution That
    PricewaterhouseCoopers Zhong Tian Cpas Limited
    Company be Retained As the Company's Independent
    Auditor for the Fiscal Year Ending December 31,
    2013.                                               Management  For           Voted - For
Meeting Date: 04-Sep-13 Meeting Type: Special
S1  As A Special Resolution, That the Agreement and
    Plan of Merger, Dated As of July 12, 2013 (as It
    May be Amended from Time to Time, the "merger
    Agreement"), by and Among Tsinghua Unigroup Ltd., A
    Limited Liability Company Established Under the
    Laws of the People's Republic of China ("parent"),
    Spreadtrum Acquisition Limited, an Exempted Company
    Incorporated Under the Laws of the Cayman Islands
    and A Wholly Owned, Indirect, Subsidiary of Parent
    ("merger Sub"), and the Company, All As More Fully
    Described in the Proxy Statement.                   Management  For           Voted - For
O2  As an Ordinary Resolution, That the Extraordinary
    General Meeting be Adjourned, If Necessary Or
    Appropriate, in Order to Allow the Company to
    Solicit Additional Proxies in Favor of Approval and
    Authorization of the Merger Agreement and the Plan
    of Merger in the Event That There are Insufficient
    Proxies Received to Pass the Special Resolution
    During the Extraordinary General Meeting.           Management  For           Voted - For


899




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
TCL COMMUNICATION TECHNOLOGY HOLDINGS LTD, GEORGE
CUSIP: G87016146
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0325/ltn20140325619.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0325/ltn20140325603.pdf                      Non-Voting                Non-Voting
1   To Adopt the Audited Consolidated Financial
    Statements, the Reports of the Directors of the
    Company (the "directors") and the Independent
    Auditors of the Company (the "auditors"), All for
    the Year Ended 31 December 2013                     Management  For           Voted - For
2   To Re-appoint Ernst & Young As the Auditors and to
    Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
3   To Approve the Declaration of A Final Dividend of
    10 Hk Cents Per Ordinary Share of the Company
    ("share") to be Paid to the Shareholders of the
    Company ("shareholders") Whose Names Appear on the
    Register of Members of the Company on 7 May 2014    Management  For           Voted - For
4   To Elect Mr. Yan Xiaolin As A Non-executive
    Director Until the Conclusion of the Annual General
    Meeting of the Company of 2017                      Management  For           Voted - Against
5.a To Re-elect Ms. Xu Fang As A Non-executive Director
    Until the Conclusion of the Annual General Meeting
    of the Company of 2017                              Management  For           Voted - Against
5.b To Re-elect Mr. Huang Xubin As A Non-executive
    Director Until the Conclusion of the Annual General
    Meeting of the Company of 2017                      Management  For           Voted - Against
5.c To Re-elect Mr. Kwok Hoi Sing As an Independent
    Non-executive Director Until the Conclusion of the
    Annual General Meeting of the Company of 2017       Management  For           Voted - For
6   To Authorize the Board of Directors to Fix the
    Directors' Remuneration                             Management  For           Voted - For
7   To Grant the General Mandate to the Directors to
    Issue Or Otherwise Deal with Unissued Shares (the
    "general Mandate") As Set Out in Item 7 of the
    Notice of Annual General Meeting Dated 25 March
    2014 ("notice")                                     Management  For           Voted - Against
8   To Grant the Repurchase Mandate to the Directors to
    Repurchase Shares (the "repurchase Mandate") As Set
    Out in Item 8 of the Notice                         Management  For           Voted - For
9   To Approve the Addition to the General Mandate of
    the Number of Shares Repurchased by the Company
    Under the Repurchase Mandate As Set Out in Item 9
    of the Notice                                       Management  For           Voted - Against


900




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
10    To Approve the Adoption of New Share Option Scheme
      and the Termination of Existing Share Option Scheme
      As Set Out in Item 10 of the Notice                 Management  For           Voted - For
      31 Mar 2014: Please Note That This is A Revision
      Due to Change in Record Date-from 25 Apr 2014 to 24
      Apr 2014. If You Have Already Sent in Your Votes,
      Pleas-e Do Not Return This Proxy Form Unless You
      Decide to Amend Your Original Instr-uctions. Thank
      You.                                                Non-Voting                Non-Voting
TENCENT HOLDINGS LTD, GEORGE TOWN
CUSIP: G87572148
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn201404021681.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn201404021689.pdf                     Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Financial
      Statements and the Reports of the Directors and
      Auditor for the Year Ended 31 December 2013         Management  For           Voted - For
2     To Declare A Final Dividend                         Management  For           Voted - For
3.i.a To Re-elect Mr Lau Chi Ping Martin As Director      Management  For           Voted - For
3.i.b To Re-elect Mr Charles St Leger Searle As Director  Management  For           Voted - For
3.ii  To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
4     To Re-appoint Auditor and to Authorise the Board of
      Directors to Fix Their Remuneration                 Management  For           Voted - For
5     To Grant A General Mandate to the Directors to
      Issue New Shares (ordinary Resolution 5 As Set Out
      in the Notice of the Agm)                           Management  For           Voted - Against
6     To Grant A General Mandate to the Directors to
      Repurchase Shares (ordinary Resolution 6 As Set Out
      in the Notice of the Agm)                           Management  For           Voted - For
7     To Extend the General Mandate to Issue New Shares
      by Adding the Number of Shares Repurchased
      (ordinary Resolution 7 As Set Out in the Notice of
      the Agm)                                            Management  For           Voted - Against
8     To Approve the Share Subdivision (ordinary
      Resolution 8 As Set Out in the Notice of Agm)       Management  For           Voted - For
9     To Adopt the Option Scheme of Riot Games, Inc.
      (ordinary Resolution 9 As Set Out in the Notice of
      Agm)                                                Management  For           Voted - For
10    To Amend the Existing Memorandum of Association and
      Articles of Association and to Adopt the Amended
      and Restated Memorandum of Association and Articles


901




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Association (special Resolution 10 As Set Out in
    the Notice of Agm)                                  Management  For           Voted - For
TRAVELSKY TECHNOLOGY LTD
CUSIP: Y8972V101
Meeting Date: 05-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn-20140416429.pdf
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn2-0140416633.pdf                     Non-Voting                Non-Voting
1   To Consider and Approve the Resolution in Relation
    to the Report of the Board of the Company for the
    Year Ended 31 December 2013                         Management  For           Voted - For
2   To Consider and Approve the Resolution in Relation
    to the Report of the Supervisory Committee of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
3   To Consider and Approve the Resolution in Relation
    to the Audited Financial Statements of the Group
    (i.e. the Company and Its Subsidiaries) for the
    Year Ended 31 December 2013                         Management  For           Voted - For
4   To Consider and Approve the Resolution in Relation
    to the Allocation of Profit and Distribution of
    Final Dividend for the Year Ended 31 December 2013:
    the Board Has Recommended A Final Dividend of
    Rmb0.140 Per Share (tax Inclusive) for the Year
    Ended 31 December 2013 And, If Such Dividend is
    Approved by the Shareholders Upon Passing the
    Resolution No. 4, It is Expected to be Paid to
    Those Shareholders Whose Names Appear on the
    Register of Members of the Company on Wednesday, 25
    June 2014                                           Management  For           Voted - For
5   To Consider and Approve the Resolution in Relation
    to the Re- Appointment of Auditors for the Year
    Ending 31 December 2014 and the Authorization to
    the Board to Fix the Remuneration Thereof           Management  For           Voted - For
6   To Consider and Approve the Resolution in Relation
    to the Authorization of A General Mandate to the
    Board of the Company to Issue New H Shares and
    Domestic Shares of the Company                      Management  For           Voted - Against
7   To Consider and Approve the Resolution in Relation
    to the Authorization of A General Mandate to the
    Board of the Company to Repurchase H Shares of the
    Company                                             Management  For           Voted - For


902




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 05-Jun-14 Meeting Type: Class Meeting
    17 Apr 2014: Please Note That the Company Notice
    and Proxy Form are Available-by Clicking on the
    Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn2014-0416475.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0416/ltn2014-0416645.pdf                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   To Consider and Approve the Authorization of A
    General Mandate to the Board of the Company to
    Repurchase H Shares of the Company                  Management  For           Voted - For
    17 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Comment. If You
    Have Already Sent in Your Votes, Please Do Not Vote
    Again U-nless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
VODONE LTD, HAMILTON
CUSIP: G9388Y101
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn20140423907.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0423/ltn20140423901.pdf                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1   To Receive and Consider the Audited Consolidated
    Financial Statements and the Reports of the
    Directors and the Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2.a To Re-elect Ms. Wang Chun As an Executive Director  Management  For           Voted - For
2.b To Re-elect Mr. Wang Zhichen As an Independent
    Non-executive Director                              Management  For           Voted - For
2.c To Authorise the Board of Directors to Fix the
    Remuneration of Directors                           Management  For           Voted - For
3   To Re-appoint Bdo Limited As the Auditors and to
    Authorise the Board of Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
4   To Grant A General Mandate to the Directors to
    Purchase the Shares of the Company Not Exceeding
    10% of the Aggregate Nominal Amount of the Issued
    Share Capital of the Company As at the Date of
    Passing This Resolution                             Management  For           Voted - For


903




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Grant A General Mandate to the Directors to
    Issue, Allot and Deal with Additional Shares of the
    Company Not Exceeding 20% of the Aggregate Nominal
    Amount of the Issued Share Capital of the Company
    As at the Date of Passing This Resolution           Management  For           Voted - Against
6   To Extend the General Mandate Granted to the
    Directors to Issue, Allot and Deal with Additional
    Shares in the Capital of the Company by the
    Aggregate Nominal Amount of Shares Repurchased by
    the Company                                         Management  For           Voted - Against
7   To Refresh the Existing Scheme Mandate Limit Under
    the Share Option Scheme of China Mobile Games and
    Entertainment Group Limited ("cmge") for Allowing
    Cmge to Grant Share Options Up to 10% of the
    Aggregate Nominal Amount of the Issued Share
    Capital of Cmge As at the Date of Passing This
    Resolution                                          Management  For           Voted - For
8   To Approve the Change of Name of the Company from
    Vodone Limited to V1 Group Limited                  Management  For           Voted - For
VTECH HOLDINGS LTD, HAMILTON
CUSIP: G9400S132
Meeting Date: 12-Jul-13 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/0603/ltn20130603157-8.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0603/ltn201306031510.pdf                       Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors of the
    Company (''directors'') and the Auditor of the
    Company (''auditor'') for the Year Ended 31 March
    2013                                                Management  For           Voted - For
2   To Consider and Declare A Final Dividend in Respect
    of the Year Ended 31 March 2013                     Management  For           Voted - For
3.a To Re-elect Dr. Pang King Fai As Director           Management  For           Voted - For
3.b To Re-elect Mr. Michael Tien Puk Sun As Director    Management  For           Voted - For
3.c To Re-elect Mr. Wong Kai Man As Director            Management  For           Voted - For
3.d To Fix the Remuneration of the Directors            Management  For           Voted - For
4   To Re-appoint KPMG As the Auditor and Authorise the
    Board of Directors to Fix Their Remuneration        Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Repurchase Shares Representing Up to 10% of the
    Issued Share Capital of the Company at the Date of
    the 2013 Agm                                        Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares


904




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Representing Up to 10% of the Issued Share Capital
    of the Company at the Date of the 2013 Agm          Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares by the Addition of Such Number of Shares to
    be Repurchased by the Company                       Management  For           Voted - Against
ZTE CORPORATION
CUSIP: Y0004F105
Meeting Date: 15-Oct-13 Meeting Type: Class Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn20130829431.pdf,-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn20130829379.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn20130829312.pdf                        Non-Voting                Non-Voting
1.1 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Basis for
    Determining the Participants and the Scope of
    Participants of the Scheme                          Management  For           Voted - For
1.2 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Source and Number
    of Subject Shares Under the Scheme                  Management  For           Voted - For
1.3 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Validity Period,
    Date of Grant, Vesting Period, Exercise
    Arrangements and Lock-up Period for Subject Shares
    Under the Scheme                                    Management  For           Voted - For
1.4 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Exercise Price of
    Share Options and Basis of Determination            Management  For           Voted - For
1.5 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Conditions of
    Grant and Exercise of Share Options                 Management  For           Voted - For
1.6 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Methods and
    Procedures for Adjustment of the Scheme             Management  For           Voted - For
1.7 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Accounting
    Treatment of Share Options                          Management  For           Voted - For
1.8 To Consider the Resolution on the ''zte Corporation
    Share Option Incentive Scheme (revised Draft)''
    (the ''scheme'') and Its Summary: Procedures for


905




     GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     the Grant by the Company and the Exercise by the
     Participants of Share Options                       Management  For           Voted - For
1.9  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Respective Rights
     and Obligations of the Company and the Participants Management  For           Voted - For
1.10 To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Handling of
     Special Case                                        Management  For           Voted - For
1.11 To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Amendment and
     Termination of the Scheme                           Management  For           Voted - For
2    To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme Performance Appraisal
     System''                                            Management  For           Voted - For
3.1  To Consider the Resolution on A Mandate Granted to
     the Board of Directors by the General Meeting of
     Zte Corporation to Deal with Matters Pertaining to
     the Scheme: to Confirm the Qualifications and
     Conditions of Participants for Joining the Scheme,
     to Confirm the List of Participants (other Than
     Those As Connected Persons of the Company) and the
     Number of Share Options to be Granted and to
     Confirm the Grant Price of the Subject Shares       Management  For           Voted - For
3.2  To Consider the Resolution on A Mandate Granted to
     the Board of Directors by the General Meeting of
     Zte Corporation to Deal with Matters Pertaining to
     the Scheme: to Grant Shares to Participants Upon
     Their Fulfillment of Relevant Conditions and to
     Handle All Matters Required for the Grant and
     Unlocking of Shares                                 Management  For           Voted - For
3.3  To Consider the Resolution on A Mandate Granted to
     the Board of Directors by the General Meeting of
     Zte Corporation to Deal with Matters Pertaining to
     the Scheme: to Adjust the Number of Subject Shares
     in Accordance with the Principles and in the Manner
     Stipulated Under the Scheme When Such Adjustment is
     Required in Respect of the Company's Ex-right Or
     Ex-dividend Shares Or for Other Reasons             Management  For           Voted - For
3.4  To Consider the Resolution on A Mandate Granted to
     the Board of Directors by the General Meeting of
     Zte Corporation to Deal with Matters Pertaining to
     the Scheme: Subject to Compliance with the Terms of
     the Scheme, to Formulate Or Modify Provisions for
     the Administration and Implementation of the Scheme
     from Time to Time, Provided That If Such
     Modifications are Required by the Laws, Regulations
     Or Relevant Regulatory Authorities to be Subject to
     the Approval of the General Meeting And/or Relevant
     Regulatory Authorities, Such Modifications by the
     Board of Directors Must Obtain the Corresponding
     Approvals                                           Management  For           Voted - For


906




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.5 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Sign, Execute, Modify and Terminate
    Any Agreements Relating to the Scheme and Other
    Relevant Agreements                                 Management  For           Voted - For
3.6 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Appoint Receiving Banks,
    Accountants, Legal Advisers and Other
    Intermediaries for the Implementation of the Scheme Management  For           Voted - For
3.7 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Conduct Other Necessary Matters
    Required for the Implementation of the Scheme, Save
    for Rights Expressly Stipulated in Relevant
    Documents to be Exercised by the General Meeting    Management  For           Voted - For
3.8 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Process Examination, Registration,
    Filing, Ratification, Approval and Other Procedures
    with Relevant Governments and Authorities in
    Connection with the Scheme; to Sign, Execute,
    Modify and Complete Documents Submitted to Relevant
    Governments, Authorities, Organisations and
    Individuals; and to Do All Acts, Deeds and Matters
    It Deems Necessary, Proper Or Appropriate in
    Connection with the Scheme                          Management  For           Voted - For
3.9 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: the Mandate Granted to the Board of
    Directors Shall be Coterminous with the Scheme      Management  For           Voted - For
    Please Note That This is A Revision Due to Change
    in Record Date from 14 Oct T-o 13 Sep. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pr-oxy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 15-Oct-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    232110 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0829/ltn-20130829262.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/0917/ltn-20130917173.pdf,


907




     GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2013/0917/ltn-20130917189.pdf and
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/0924/-ltn20130924225.pdf                       Non-Voting                Non-Voting
1.1  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Basis for
     Determining the Participants and the Scope of
     Participants of the Scheme                          Management  For           Voted - For
1.2  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Source and Number
     of Subject Shares Under the Scheme                  Management  For           Voted - For
1.3  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Validity Period,
     Date of Grant, Vesting Period, Exercise
     Arrangements and Lock-up Period for Subject Shares
     Under the Scheme                                    Management  For           Voted - For
1.4  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Exercise Price of
     Share Options and Basis of Determination            Management  For           Voted - For
1.5  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Conditions of
     Grant and Exercise of Share Options                 Management  For           Voted - For
1.6  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Methods and
     Procedures for Adjustment of the Scheme             Management  For           Voted - For
1.7  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Accounting
     Treatment of Share Options                          Management  For           Voted - For
1.8  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Procedures for
     the Grant by the Company and the Exercise by the
     Participants of Share Options                       Management  For           Voted - For
1.9  To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Respective Rights
     and Obligations of the Company and the Participants Management  For           Voted - For
1.10 To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Handling of
     Special Cases                                       Management  For           Voted - For
1.11 To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme (revised Draft)''
     (the ''scheme'') and Its Summary: Amendment and
     Termination of the Scheme                           Management  For           Voted - For
2    To Consider the Resolution on the ''zte Corporation
     Share Option Incentive Scheme Performance Appraisal
     System"                                             Management  For           Voted - For


908




    GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.1 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Confirm the Qualifications and
    Conditions of Participants for Joining the Scheme,
    to Confirm the List of Participants (other Than
    Those As Connected Persons of the Company) and the
    Number of Share Options to be Granted and to
    Confirm the Grant Price of the Subject Shares       Management  For           Voted - For
3.2 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Grant Shares to Participants Upon
    Their Fulfillment of Relevant Conditions and to
    Handle All Matters Required for the Grant and
    Unlocking of Shares                                 Management  For           Voted - For
3.3 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Adjust the Number of Subject Shares
    in Accordance with the Principles and in the Manner
    Stipulated Under the Scheme When Such Adjustment is
    Required in Respect of the Company's Ex-right Or
    Ex-dividend Shares Or for Other Reasons             Management  For           Voted - For
3.4 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: Subject to Compliance with the Terms of
    the Scheme, to Formulate Or Modify Provisions for
    the Administration and Implementation of the Scheme
    from Time to Time, Provided That If Such
    Modifications are Required by the Laws, Regulations
    Or Relevant Regulatory Authorities to be Subject to
    the Approval of the General Meeting And/or Relevant
    Regulatory Authorities, Such Modifications by the
    Board of Directors Must Obtain the Corresponding
    Approvals                                           Management  For           Voted - For
3.5 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Sign, Execute, Modify and Terminate
    Any Agreements Relating to the Scheme and Other
    Relevant Agreements                                 Management  For           Voted - For
3.6 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Appoint Receiving Banks,
    Accountants, Legal Advisers and Other
    Intermediaries for the Implementation of the Scheme Management  For           Voted - For
3.7 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Conduct Other Necessary Matters
    Required for the Implementation of the Scheme, Save
    for Rights Expressly Stipulated in Relevant
    Documents to be Exercised by the General Meeting    Management  For           Voted - For


909




                        GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.8 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: to Process Examination, Registration,
    Filing, Ratification, Approval and Other Procedures
    with Relevant Governments and Authorities in
    Connection with the Scheme; to Sign, Execute,
    Modify and Complete Documents Submitted to Relevant
    Governments, Authorities, Organisations and
    Individuals; and to Do All Acts, Deeds and Matters
    It Deems Necessary, Proper Or Appropriate in
    Connection with the Scheme                          Management  For           Voted - For
3.9 To Consider the Resolution on A Mandate Granted to
    the Board of Directors by the General Meeting of
    Zte Corporation to Deal with Matters Pertaining to
    the Scheme: the Mandate Granted to the Board of
    Directors Shall be Coterminous with the Scheme      Management  For           Voted - For
4   To Consider the Resolution on the Waiver of Rights  Management  For           Voted - For
5   To Consider the Resolution on the Provision of
    Performance Guarantee in Respect of P.t. Zte
    Indonesia, A Wholly-owned Subsidiary                Management  For           Voted - For
    Please Note That This is A Revision Due to Receipt
    of Additional Url. Thank Yo-u.                      Non-Voting                Non-Voting
Meeting Date: 29-May-14 Meeting Type: Annual General Meeting
    11 Apr 2014: Deletion of Comment                    Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408375.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0408/ltn20140408311.pdf                      Non-Voting                Non-Voting
1   To Consider and Approve the 2013 Annual Report of
    the Company (including 2013 Financial Statements of
    the Company Audited by Prc and Hong Kong Auditors)  Management  For           Voted - For
2   To Consider and Approve the 2013 Report of the
    Board of Directors of the Company                   Management  For           Voted - For
3   To Consider and Approve the 2013 Report of the
    Supervisory Committee of the Company                Management  For           Voted - For
4   To Consider and Approve the 2013 Report of the
    President of the Company                            Management  For           Voted - For
5   To Consider and Approve the Final Financial
    Accounts of the Company for 2013                    Management  For           Voted - For
6   To Consider and Approve the Proposals of Profit
    Distribution of the Company for 2013                Management  For           Voted - For
7.1 To Consider and Approve the Resolutions of the
    Company on the Proposed Application for Composite
    Credit Facilities: to Consider and Approve the
    Resolution of the Company Proposing the Application
    to Bank of China Limited, Shenzhen Branch for A
    Composite Credit Facility Amounting to Rmb23.0
    Billion                                             Management  For           Voted - For


910




    GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.2 To Consider and Approve the Resolutions of the
    Company on the Proposed Application for Composite
    Credit Facilities: to Consider and Approve the
    Resolution of the Company Proposing the Application
    to China Construction Bank Corporation, Shenzhen
    Branch for A Composite Credit Facility Amounting to
    Rmb12.5 Billion                                     Management  For           Voted - For
7.3 To Consider and Approve the Resolutions of the
    Company on the Proposed Application for Composite
    Credit Facilities: to Consider and Approve the
    Resolution of the Company Proposing the Application
    to China Development Bank Corporation, Shenzhen
    Branch for A Composite Credit Facility Amounting to
    Usd6.0 Billion                                      Management  For           Voted - For
8.1 To Consider and Approve the Resolutions on the
    Appointment of the Prc Auditor and the Hong Kong
    Auditor of the Company for 2014: to Consider and
    Approve the Re- Appointment of Ernst & Young Hua
    Ming LLP As the Prc Auditor of the Company's
    Financial Report for 2014 and A Proposal be Made to
    the 2013 Annual General Meeting to Authorise the
    Board of Directors to Fix the Financial Report
    Audit Fees of Ernst & Young Hua Ming LLP for 2014
    Based on Specific Audit Work to be Conducted        Management  For           Voted - For
8.2 To Consider and Approve the Resolutions on the
    Appointment of the Prc Auditor and the Hong Kong
    Auditor of the Company for 2014: to Consider and
    Approve the Re- Appointment of Ernst & Young As the
    Hong Kong Auditor of the Company's Financial Report
    for 2014 and A Proposal be Made to the 2013 Annual
    General Meeting to Authorise the Board of Directors
    to Fix the Financial Report Audit Fees of Ernst &
    Young for 2014 Based on the Specific Audit Work to
    be Conducted                                        Management  For           Voted - For
8.3 To Consider and Approve the Resolutions on the
    Appointment of the Prc Auditor and the Hong Kong
    Auditor of the Company for 2014: to Consider and
    Approve the Re- Appointment of Ernst & Young Hua
    Ming LLP As the Internal Control Auditor of the
    Company for 2014 and A Proposal be Made to the 2013
    Annual General Meeting to Authorise the Board of
    Directors to Fix the Internal Control Audit Fees of
    Ernst & Young Hua Ming LLP for 2014 Based on
    Specific Audit Work to be Conducted                 Management  For           Voted - For
9   To Consider and Approve the Resolution on the
    Application for Investment Limits in Derivative
    Products of the Company for 2014. Authorisation for
    the Company to Invest in Value Protection
    Derivative Products Against Its Foreign Exchange
    Risk Exposure by Hedging Through Dynamic Coverage
    Rate for an Net Amount Not Exceeding The            Management  For           Voted - For
    Equivalent of Usd3.0 Billion (such Limit May be
    Applied on A Revolving Basis During the Effective
    Period of the Authorisation). the Authorization
    Shall be Effective from the Date on Which It is
    Approved by Way of Resolution at the General


911




     GLOBAL X NASDAQ CHINA TECHNOLOGY ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Meeting to the Date on Which the Next Annual
     General Meeting of the Company Closes Or to the
     Date on Which This Authorisation is Modified Or
     Revoked at A General Meeting, Whichever is Earlier                             Non-Voting
10.1 To Consider and Approve the Resolution on Matters
     Pertaining to Debt Financing of Zte (h.k.) Limited:
     That the Provision of Guarantee in Respect of
     Overseas Medium/long- Term Debt Financing of Zte
     (h.k.) Limited (''zte Hk''), the Details of Which
     are As Follows, be Approved: (a) That the Provision
     of Guarantee by Way of Joint Liability Assurance
     for an Amount of Not More Than Usd600 Million (or
     Not More Than Rmb4 Billion) for A Term of Not More
     Than Five Years (from the Date on Which the Debt
     Financing Agreement Comes Into Effect) by the
     Company in Respect of Overseas Medium/long- Term
     Debt Financing (including But Not Limited to
     Syndicate Loans, Bank Facilities and the Issue of
     Corporate Bonds) of Zte Hk be Approved. (b) That
     Mr. Hou Weigui, the Legal Representative of the
     Company, Or His Authorised Signatory be Contd        Management  For           Voted - For
     Contd Authorised to Determine the Specific Amount
     and Period of Guarantee-based on the Results of
     Negotiations Between Zte Hk and the Relevant
     Debt-financing Parties Subject to the Aforesaid
     Limit and Period of Guarantee And-to Negotiate with
     the Relevant Debt Financing Parties and Execute
     All- Guarantee Agreements and Other Pertinent Legal
     Contracts and Documents-relating to the Said
     Guarantee, and Deal with Other Matters Pertaining
     To-such Guarantee                                    Non-Voting                Non-Voting
10.2 To Consider and Approve the Resolution on Matters
     Pertaining to Debt Financing of Zte (h.k.) Limited:
     That Zte Hk be Authorised to Conduct Interest Rate
     Swap Transactions with A Nominal Principal Amount
     of Not More Than Usd600 Million at Selected Timing
     for Its Medium/long- Term Debt Financing with
     Matched Time Limits Between the Interest Rate Swap
     Transactions and the Medium/long-term Debt Financing Management  For           Voted - For
11   To Consider and Approve the Resolution of the
     Company on the Application for General Mandate for
     2014                                                 Management  For           Voted - Against
12   To Consider and Approve the Resolution on Additions
     to the Scope of Business and the Amendment of
     Relevant Clauses of the Articles of Association to
     Reflect the Same                                     Management  For           Voted - For
     11 Apr 2014: Please Note That This is A Revision
     Due to Deletion of Comment. I-f You Have Already
     Sent in Your Votes, Please Do Not Return This Proxy
     Form Un-less You Decide to Amend Your Original
     Instructions. Thank You.                             Non-Voting                Non-Voting


912

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ABU DHABI COMMERCIAL BANK, ABU DHABI
CUSIP: M0152Q104
Meeting Date: 12-Mar-14 Meeting Type: Annual General Meeting
    18 Feb 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second
    Call on 19 Mar 2014 Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
1   To Hear and Approve the Board of Directors Report
    on the Banks Activities and Financial Statements
    for the Year Ended 31 December 2013                 Management  For           Voted - For
2   To Hear and Approve the External Auditors Report
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Discuss and Approve the Audited Balance Sheet
    and the Profit and Loss Account for the Year Ended
    31 December 2013                                    Management  For           Voted - For
4   To Consider and Approve the Board of Directors
    Proposal to Distribute Cash Dividends to
    Shareholders for the Year 2013 in Sum Equal 30
    Percent of the Bank's Capital                       Management  For           Voted - For
5   To Absolve the Board Members and the External
    Auditors from Liability for Their Work During the
    Year Ended 31 December 2013                         Management  For           Voted - For
6   Determine the Board Members Remuneration for 2013   Management  For           Voted - For
7   To Appoint External Auditors for the Year 2014 and
    to Determine Their Fees for the Same Year           Management  For           Voted - For
8   Appointment Or Reappointment of One Third of the
    Board of Directors by Abu Dhabi Investment Council
    Pursuant to Its Rights Under the Banks Articles of
    Association                                         Management  For           Abstain
    18 Feb 2014: Please Note That This is A Revision
    Due to Modification of Text O-f Comment. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This P-roxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You               Non-Voting                Non-Voting
Meeting Date: 12-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 19 Mar 2014
    (and A Third Call on 20 Apr 2014).
    Consequently,-your Voting Instructions Will Remain
    Valid for All Calls Unless the Agenda Is-amended.
    Thank You.                                          Non-Voting                Non-Voting
1   The Articles of Association of the Bank be Amended
    by Adopting the Following Amendments to be Added at
    Article 5 Subject to the Approval of the Relevant
    Authorities                                         Management  For           Voted - For


913

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ADVANCED INFO SERVICE PUBLIC CO LTD
CUSIP: Y0014U183
Meeting Date: 26-Mar-14   Meeting Type: Annual General Meeting
    3 Mar 2014: Please Note That This is an Amendment
    to Meeting Id 281726 Due To-addition of Resolutions
    and Change in Voting Status of Resolutions 1 and 3.
    Al-l Votes Received on the Previous Meeting Will be
    Disregarded and You Will Need-to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   Matter to be Informed                               Non-Voting                Non-Voting
2   To Consider and Adopt the Minutes of the Annual
    General Meeting of Shareholders for 2013, Held on
    27 March 2013                                       Management  For           Voted - For
3   To Acknowledge the Board of Directors Report on the
    Company's Operating Result-s for 2013               Non-Voting                Non-Voting
4   To Consider and Approve the Audited Financial
    Statements for the Year 2013 Ended 31 December 2013 Management  For           Voted - For
5   To Consider and Appropriate the Net Profit for 2013
    As the Annual Dividend                              Management  For           Voted - For
6   To Consider and Approve the Appointment of the
    Company's External Auditors and Fix Their
    Remuneration for 2014                               Management  For           Voted - For
7.A To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mr. Somprasong Boonyachai                           Management  For           Voted - For
7.B To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mr. Ng Ching-wah                                    Management  For           Voted - For
7.C To Consider and Approve the Appointment of Director
    to Replace Those Who Retired by Rotation in 2014:
    Mrs. Tasanee Manorot                                Management  For           Voted - For
8   To Consider and Appoint the New Director: Mr.
    Krairit Euchukanonchai                              Management  For           Voted - For
9   To Consider and Approve the Remuneration of the
    Board of Directors for 2014                         Management  For           Voted - Against
10  To Consider and Approve A Letter to Confirm the
    Prohibitive Characters in Connection with Foreign
    Dominance                                           Management  For           Voted - For
11  To Consider and Approve the Issuance and Sale of
    Warrants to Directors and Employees of the Company
    and Subsidiaries of Not Exceeding 680,000 Units     Management  For           Voted - For
12  To Consider and Approve the Allotment of Not More
    Than 680,000 Ordinary Shares at A Par Value of 1
    Baht Per Share for the Conversion of Warrants to be
    Issued to Directors and Employees of the Company
    and Subsidiaries                                    Management  For           Voted - For


914




GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
13.A To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted(approve the Allocation of Warrants to Each
Person): Mr. Wichian Mektrakarn (not Exceeding
42,700 Units)                                          Management  For           Voted - For
13.B To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mrs. Suwimol Kaewkoon (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.C To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Pong- Amorn Nimpoonsawat (not
Exceeding 37,700 Units)                                Management  For           Voted - For
13.D To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Ms. Somchai Lertsutiwong (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.E To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mrs. Vilasinee Puddhikarant (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.F To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Kriengsak Wanichnatee (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.G To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each
Person): Mr. Walan Norasetpakdi (not Exceeding
37,700 Units)                                          Management  For           Voted - For
13.H To Consider and Approve the Allotment of Warrants
to Directors and Employees of the Company and
Subsidiaries, Each of Whom is Entitled to Warrants
in Exceeding Five (5) Percent of the Total Warrants
Granted (approve the Allocation of Warrants to Each


915




                             GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Person): Mr. Weerawat Kiattipongthaworn (not
     Exceeding 37,700 Units)                             Management  For           Voted - For
13.I To Consider and Approve the Allotment of Warrants
     to Directors and Employees of the Company and
     Subsidiaries, Each of Whom is Entitled to Warrants
     in Exceeding Five (5) Percent of the Total Warrants
     Granted (approve the Allocation of Warrants to Each
     Person): Ms. Issara Dejakaisaya (not Exceeding
     37,700 Units)                                       Management  For           Voted - For
14   Other Business (if Any)                             Management  For           Voted - Against
     3 Mar 2014: Please Note That This is A Revision Due
     to Modification to Text Of-comment. If You Have
     Already Sent in Your Votes for Mid: 287490 Please
     Do No-t Revote on This Meeting Unless You Decide to
     Amend Your Instructions.                            Non-Voting                Non-Voting
AFREN PLC, LONDON
CUSIP: G01283103
Meeting Date: 04-Jun-14      Meeting Type: Annual General Meeting
1    That the Financial Statements for the Year Ended 31
     December 2013, Together with the Reports of the
     Directors and Auditors Thereon, be Received and
     Adopted                                             Management  For           Voted - For
2    That the Directors Remuneration Report (excluding
     the Directors Remuneration Policy) for the Year
     Ended 31 December 2013, Together with the Auditors
     Report Thereon, be Approved                         Management  For           Voted - For
3    That the Directors Remuneration Policy Contained in
     the Directors Remuneration Report, be Approved and
     Shall Take Effect from the Date on Which This
     Resolution is Passed                                Management  For           Voted - For
4    That Sheree Bryant be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
5    That Lain Mclaren be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
6    That Egbert Imomoh be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
7    That Peter Bingham be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
8    That John St John be Re-elected As A Director of
     the Company                                         Management  For           Voted - Against
9    That Toby Hayward be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
10   That Ennio Sganzerla be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
11   That Patrick Obath be Re-elected As A Director of
     the Company                                         Management  For           Voted - For
12   That Osman Shahenshah be Re- Elected As A Director
     of the Company                                      Management  For           Voted - For
13   That Shahid Ullah be Re-elected As A Director of
     the Company                                         Management  For           Voted - Against


916




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
14  That Darra Comyn be Re-elected As A Director of the
    Company                                             Management  For           Voted - For
15  That Deloitte LLP be Reappointed As Auditors of the
    Company                                             Management  For           Voted - For
16  That the Directors be and are Hereby Generally and
    Unconditionally Authorised to Allot and Grant
    Rights to Subscribe for Or to Convert Securities
    Into Shares of the Company                          Management  For           Voted - For
17  That the Directors be Given Power to Allot Equity
    Securities                                          Management  For           Voted - For
18  That the Company be Generally and Unconditionally
    Authorised to Make One Or More Market Purchases     Management  For           Voted - For
19  That A General Meeting of the Company, Other Than
    an Annual General Meeting of the Company, May be
    Called on Not Less Than 14 Clear Days Notice        Management  For           Voted - Against
AFRICA OIL CORP
CUSIP: 00829Q101
Meeting Date: 03-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    305502 Due to Change in Vo-ting Status of
    Resolution 5. All Votes Received on the Previous
    Meeting Will B-e Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Thank Yo-u.      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only for
    Resolution-numbers "2.1 to 2.5 and 3". Thank You.   Non-Voting                Non-Voting
    Please Note That Resolution 4 is to be Approved by
    Disinterested Shareholders.-thank You.              Non-Voting                Non-Voting
1   To Set the Number of Directors at Five (5)          Management  For           Voted - For
2.1 Election of Director: Keith C. Hill                 Management  For           Voted - For
2.2 Election of Director: J. Cameron Bailey             Management  For           Voted - For
2.3 Election of Director: Gary S. Guidry                Management  For           Voted - For
2.4 Election of Director: Bryan M. Benitz               Management  For           Voted - For
2.5 Election of Director: John H. Craig                 Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Corporation for the Ensuing Year
    and Authorizing the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
4   To Ratify, Confirm and Approve, Subject to
    Regulatory Approval, the Corporation's Stock Option
    Plan, As Amended, As Described in the Accompanying
    Management Information Circular                     Management  For           Voted - For
5   To Grant the Proxyholder Authority to Vote at
    His/her Discretion on Any Other Business Or
    Amendment Or Variation to the Previous Resolutions
    Or Any Other Matter That May be Properly Brought
    Before the Said Meeting Or Any Adjournment Thereof  Management  For           Voted - Against


917

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AFRICAN BARRICK GOLD PLC, LONDON
CUSIP: G0128R100
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   That the Audited Annual Accounts for the Company
    for the Financial Year Ended 31 December 2013,
    Together with the Strategic Report, the Directors'
    Report and the Auditors' Reports be Received         Management  For           Voted - For
2   That the Directors' Remuneration Report for the
    Financial Year Ended 31 December 2013 be Approved    Management  For           Voted - For
3   That the Directors' Remuneration Policy be Approved
    and Shall Take Effect Immediately After the 2014
    Annual General Meeting                               Management  For           Voted - For
4   That A Final Dividend of Us2.0 Cents Per Ordinary
    Share, for the Year Ended 31 December 2013, be
    Approved                                             Management  For           Voted - For
5   That Kelvin Dushnisky be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
6   That Bradley ("brad") Gordon be Elected As A
    Director of the Company                              Management  For           Voted - For
7   That Ambassador Juma V. Mwapachu be Re- Elected As
    A Director of the Company                            Management  For           Voted - For
8   That Graham Clow be Elected As A Director of the
    Company                                              Management  For           Voted - For
9   That Rachel English be Elected As A Director of the
    Company                                              Management  For           Voted - For
10  That Andre Falzon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
11  That Stephen Galbraith be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
12  That Michael Kenyon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
13  That Steve Lucas be Elected As A Director of the
    Company                                              Management  For           Voted - For
14  That Richard ("rick") Mccreary be Re-elected As A
    Director of the Company                              Management  For           Voted - For
15  That Peter Tomsett be Elected As A Director of the
    Company                                              Management  For           Voted - For
16  That PricewaterhouseCoopers LLP be Re- Appointed As
    Auditors of the Company                              Management  For           Voted - For
17  That the Audit Committee of the Company be
    Authorised to Agree the Remuneration of the Auditors Management  For           Voted - For
18  That the Directors of the Company be Authorised to
    Allot Shares in the Company                          Management  For           Voted - For
19  That the Directors of the Company be Empowered to
    Allot Equity Securities for Cash                     Management  For           Voted - For
20  That the Company be Authorised to Make Market
    Purchases of Ordinary Shares                         Management  For           Voted - For
21  That A General Meeting Other Than an Annual General
    Meeting May be Called on Not Less Than 14 Clear
    Days' Notice                                         Management  For           Voted - Against


918

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AGUAS ANDINAS SA, SANTIAGO
CUSIP: P4171M125
Meeting Date: 29-Apr-14  Meeting Type: Ordinary General Meeting
1   Examination of the Report from the Outside
    Auditors, to Vote Regarding the Annual Report,
    Balance Sheet and Financial Statements for the
    Fiscal Year That Ran from January 1 to December 31,
    2013                                                Management  For           Voted - For
2   To Vote Regarding the Distribution of Profit and
    Payment of Dividends from the 2013 Fiscal Year      Management  For           Abstain
3   Presentation Regarding the Dividend Policy of the
    Company                                             Management  For           Voted - For
4   To Report Regarding the Related Party Transactions
    Under Title Xvi of Law 18,046                       Management  For           Voted - For
5   To Designate the Independent Outside Auditors for
    the 2014 Fiscal Year                                Management  For           Voted - For
6   To Designate Risk Rating Agencies for the 2014
    Fiscal Year                                         Management  For           Voted - For
7   To Establish the Compensation of the Members of the
    Board of Directors for the 2014 Fiscal Year         Management  For           Abstain
8   Account of the Expenses of the Board of Directors
    During 2013                                         Management  For           Voted - For
9   To Establish the Compensation and Budget of the
    Committee of Directors for the 2014 Fiscal Year     Management  For           Abstain
10  Accounting of the Activities and Expenses of the
    Committee of Directors During 2013                  Management  For           Voted - For
11  To Determine the Periodical in Which the
    Shareholder General Meeting Call Notices, Notices
    of the Payment of Dividends and Other Matters of
    Interest to the Shareholders Will be Published      Management  For           Abstain
12  Other Matters of Corporate Interest That are Within
    the Authority of the General Meeting                Management  For           Voted - Against
AIRPORTS OF THAILAND PUBLIC CO LTD
CUSIP: Y0028Q111
Meeting Date: 24-Jan-14  Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    265742 Due to Receipt of D-irector Names. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain                                             Non-Voting                Non-Voting
1   Matters to be Informed to the Shareholders          Management  For           Voted - For
2   To Acknowledge the Operating Results of 2013        Management  For           Voted - For


919




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                               PROPOSED BY     MGT. POSITION REGISTRANT VOTED
3   To Approve the Financial Statements for the Fiscal
    Year 2013 Ended September 30, 2013                 Management      For           Voted - For
4   To Approve the Appropriation of Dividend Payment
    According to the Operating Results in the
    Accounting Period 2013                             Management      For           Voted - For
5.A To Elect New Director in Replacement of the
    Director Who Retire by Rotation: Police General
    Krisna Polananta                                   Management      For           Voted - Against
5.B To Elect New Director in Replacement of the
    Director Who Retire by Rotation: Police Lieutenant
    General Pharnu Kerdlarpphon                        Management      For           Voted - Against
5.C To Elect New Director in Replacement of the
    Director Who Retire by Rotation: Mr. Wattana
    Tiengkul                                           Management      For           Voted - Against
5.D To Elect New Director in Replacement of the
    Director Who Retire by Rotation: Mr. Rakob
    Srisupa-at                                         Management      For           Voted - Against
5.E To Elect New Director in Replacement of the
    Director Who Retire by Rotation: Mr. Tongthong
    Chandransu                                         Management      For           Voted - Against
6   To Approve the Remuneration of the Board Members   Management      For           Voted - For
7   To Appoint an Auditor and Determine the Auditors
    Remuneration                                       Management      For           Voted - For
8   The Compensation for Noise Pollution from the
    Operation of Suvarnabhumi Airport                  Management      For           Abstain
9   Other Matters (if Any)                             Management      For           Voted - Against
Meeting Date: 30-Apr-14    Meeting Type: ExtraOrdinary General Meeting
1   Matters to be Informed to the Shareholders         Management      For           Voted - For
2.1 To Elect New Director: Police General Krisna
    Polananta                                          Management      For           Voted - For
2.2 To Elect New Director: Police Lieutenant General
    Pharnu Kerdlarpphon                                Management      For           Voted - Against
2.3 To Elect New Director: Mr. Rakop Srisupa-at        Management      For           Voted - Against
2.4 To Elect New Director: Mr. Tongthong Chandransu    Management      For           Voted - Against
2.5 To Elect New Director: Mr. Nantasak Poolsuk        Management      For           Voted - Against
3   Other Matters (if Any)                             Management      For           Voted - Against
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda
    As-abstain.                                        Non-Voting                    Non-Voting
AKBANK T.A.S., ISTANBUL
CUSIP: M0300L106
Meeting Date: 27-Mar-14    Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual


920




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Appointment of the Presidential Board               Management  For           Voted - For
2   Communication and Discussion of the Report of the
    Board of Directors                                  Management  For           Voted - For
3   Communication and Discussion of the Independent
    Auditors Report                                     Management  For           Voted - For
4   Communication, Discussion and Ratification of the
    Financial Statements of 2013                        Management  For           Voted - For
5   Discharge of Liability of the Members of the Board
    of Directors                                        Management  For           Voted - For
6   Decision on the Appropriation of 2013 Net Profit    Management  For           Voted - For
7   Approval of the Member Elected to the Board of
    Directors for the Remaining Period                  Management  For           Voted - Against
8   Appointment of the Members of the Board of
    Directors Whose Terms Have Expired                  Management  For           Voted - For
9   Determination of the Compensation of the Members of
    the Board of Directors                              Management  For           Voted - For
10  Appointment of the Independent Auditors             Management  For           Voted - For
11  Amendment of the 24th, 82nd and Removal of the 84th
    Articles from the Articles of Association of the
    Bank                                                Management  For           Voted - For
12  Empowerment of the Board of Directors in Connection
    with Matters Falling Within the Scope of Articles
    395 and 396 of the Turkish Commercial Code          Management  For           Voted - Against
13  Determining the Limits of Donation for 2014         Management  For           Voted - For
14  Approval of the Dividend Policy of the Bank         Management  For           Voted - For
15  Information to Shareholders Regarding the Donations
    in 2013 and the Remuneration Policy Including for
    the Members of the Board of Directors and Senior
    Executives                                          Management  For           Voted - For
ALFA SAB DE CV
CUSIP: P0156P117
Meeting Date: 02-Dec-13    Meeting Type: Ordinary General Meeting
    Please be Advised That Shares with Series A are
    Commonly Used for Those-shares That Confer Full
    Voting Rights and Can Only be Acquired by
    Mexican-nationals. in Some Cases, Issuers Have
    Established Neutral Trusts to Allow-foreign
    Investors to Purchase Otherwise Restricted Shares.
    in These- Instances, the Neutral Trust Retains
    Voting Rights of the Security. Only Send-voting
    Instructions If the Final Beneficial Owner is A
    National and This-customer is Registered As Such in


921




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Banamex Mexico Or If the Issuer's- Prospectus Allow
    Foreign Investors to Hold Shares with Voting Rights. Non-Voting                Non-Voting
I   Declaration of A Dividend                            Management  For           Abstain
II  Designation of Delegates                             Management  For           Voted - For
III Reading And, If Deemed Appropriate, Approval of the
    General Meeting Minutes                              Management  For           Voted - For
Meeting Date: 27-Feb-14 Meeting Type: Annual General Meeting
    Please Note That Only Mexican Nationals Have Voting
    Rights at This Meeting.-if You are A Mexican
    National and Would Like to Submit Your Vote on
    This-meeting Please Contact Your Client Service
    Representative. Thank You                            Non-Voting                Non-Voting
I   Presentation And, If Deemed Appropriate, Approval
    of the Report Referred To-in Article 28, Part IV,
    of the Securities Market Law, in Relation to the
    2013-fiscal Year                                     Non-Voting                Non-Voting
II  Proposal Regarding the Allocation of the Results
    Account from the 2013 Fiscal-year, in Which are
    Included the Determination of the Maximum Amount of
    Funds-that Can be Allocated to the Purchase of the
    Shares of the Company                                Non-Voting                Non-Voting
III Election of the Members of the Board of Directors
    and of the Chairperson Of-the Audit and Corporate
    Practices Committee, Determination of Their-
    Compensation and Related Resolutions                 Non-Voting                Non-Voting
IV  Designation of Delegates                             Non-Voting                Non-Voting
V   Reading And, If Deemed Appropriate, Approval of the
    General Meeting Minutes                              Non-Voting                Non-Voting
ALMACENES EXITO SA, COLOMBIA
CUSIP: P3782F107
Meeting Date: 20-Mar-14 Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Election of the Committee to Count the Votes and to
    Review, Approve and Sign the General Meeting Minutes Management  For           Voted - For
4   Reading of the Management Report from the Board of
    Directors and from the President                     Management  For           Voted - For
5   Presentation of the Individual and Consolidated
    General Purpose Financial Statements, Their
    Attachments, and Other Documents That are Legally
    Required, with A Cutoff Date of December 31, 2013    Management  For           Voted - For
6   Reading of the Reports from the Auditor              Management  For           Voted - For
7   Approval of the Management Report, of the Financial
    Statements with A Cutoff Date of December 31, 2013,
    Together with Their Attachments and Other Legally
    Required Documents                                   Management  For           Abstain


922




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Establishment of the Allocation for the Board of
    Directors                                           Management  For           Abstain
9   Election of the Members of the Board of Directors
    for the Period from 2014 Through 2016               Management  For           Abstain
10  Election of the Auditor for the Period from 2014
    Through 2016                                        Management  For           Voted - For
11  Proposals from the Management Plan for the
    Distribution of Profit. Donations. Bylaws
    Amendments. Rules for the Functioning of the
    General Meeting of Shareholders                     Management  For           Voted - For
12  Proposals from the Shareholders                     Management  For           Voted - Against
ALPEK SAB DE CV, MONTERREY
CUSIP: P01703100
Meeting Date: 02-Dec-13 Meeting Type: Ordinary General Meeting
I   Declaration of A Dividend                           Management  For           Abstain
II  Designation of Delegates                            Management  For           Voted - For
III Reading And, If Deemed Appropriate, Approval of the
    General Meeting Minutes                             Management  For           Voted - For
Meeting Date: 27-Feb-14 Meeting Type: Annual General Meeting
I   Presentation and If Its Case Approval the Reports
    Regarding to the Article 28 Section IV of the
    Securities Market Law Related to the Fiscal Year
    Ended 2013                                          Management  For           Abstain
II  Proposal on the Application of Profit and Loss
    Account for the Fiscal Year 2013, in Which Includes
    the Determination of the Maximum Amount of
    Resources That Can be Used for the Purchase of Own
    Shares                                              Management  For           Abstain
III Appointment and in Its Case Approval of the Members
    of the Board of Directors of the Company As Well As
    of the Presidents of the Corporate Practices
    Committee of the Company, As Well As Their
    Compensation                                        Management  For           Abstain
IV  Designation of Delegates                            Management  For           Voted - For
V   Lecture and Approval the Act of Meeting             Management  For           Voted - For
AMERICA MOVIL SAB DE CV, MEXICO
CUSIP: P0280A101
Meeting Date: 28-Apr-14 Meeting Type: Special General Meeting
I   Election and Or Ratification, If Deemed
    Appropriate, of the Members of the Board of
    Directors of the Company Whom the Series L
    Shareholders Have the Right to Designate.
    Resolutions in This Regard                          Management  For           Abstain


923




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
II  Designation of Delegates Who Will Carry Out the
    Resolutions That are Passed by This General Meeting
    And, If Deemed Appropriate, Formalize Them As is
    Correct Resolutions in This Regard                  Management  For           Voted - For
ANADOLU EFES BIRACILIK VE MALT SANAYI AS, ISTANBUL
CUSIP: M10225106
Meeting Date: 18-Apr-14  Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening of the Meeting and Establishment of the
    Board of the Assembly                               Management  For           Voted - For
2   Reading Out, Discussion and Approval of the Annual
    Report of the Board of Directors for the Year 2013  Management  For           Voted - For
3   Reading Out of the Report of the Independent
    External Audit Company for the Fiscal Year 2013     Management  For           Voted - For
4   Reading Out, Discussion and Approval of the
    Financial Statements for the Fiscal Year 2013
    Prepared in Accordance with the Regulations of Cmb  Management  For           Voted - For
5   Decision to Release the Members of the Board of
    Directors Separately                                Management  For           Voted - For
6   Decision on the Proposal of the Board of Directors
    on Distribution of Profits                          Management  For           Voted - For
7   Approval of the Amendments Made on the Dividend
    Distribution Policy                                 Management  For           Voted - For
8   Approval of the Board Members Who Were Elected for
    the Places Vacated During the Year 2013             Management  For           Voted - For
9   Election of the New Members of the Board of
    Directors in Place of Those Whose Terms of Office
    Have Expired and Determine the Terms of Office and
    Remuneration                                        Management  For           Voted - For
10  Approval of the Selection of the External Audit
    Company by the Board of Directors in Accordance
    with the Regulations Laid Down by the Capital
    Markets Board and Turkish Commercial Code           Management  For           Voted - For
11  Information to be Given to the Shareholders on the
    Donations Made by the Company in 2013 in Accordance
    with the Regulations Laid Down by the Capital
    Markets Board                                       Management  For           Voted - For
12  According to the Regulations Laid Down by the
    Capital Markets Board, Information to be Given to


924




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Shareholders on Any Suretyship and Guarantees
    Granted Or Pledges Including Mortgages Instituted
    by the Company in Favor of Third Persons              Management  For           Voted - For
13  According to the Regulations Laid Down by the
    Capital Markets Board, Information to be Given to
    the Shareholders Regarding the Payments Made to the
    Board Members and Senior Management Within the
    Scope of the "compensation Policy"                    Management  For           Voted - For
14  Information to be Given to General Assembly, If A
    Transaction Took Place Within the Framework of the
    Article 1.3.6 of Cmb's Communique on Corporate
    Governance Numbered II-17.1                           Management  For           Voted - For
15  Authorization of the Members of the Board of
    Directors About the Transactions and Operations in
    the Context of the Articles 395 and 396 of the
    Turkish Commercial Code                               Management  For           Voted - Against
16  Closing                                               Management  For           Voted - For
ANGLO AMERICAN PLATINUM LIMITED, JOHANNESBURG
CUSIP: S9122P108
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
O.1.1To Re-elect Mr Rmw Dunne As A Director of the
    Company                                               Management  For           Voted - For
O.1.2To Re-elect Ms Kt Kweyama As A Director of the
    Company                                               Management  For           Voted - For
O.1.3To Re-elect Mr R Medori As A Director of the Company Management  For           Voted - For
O.1.4To Re-elect Mr B Nqwababa As A Director of the
    Company                                               Management  For           Voted - For
O.2.1Election of Mr M Cutifani As A Director of the
    Company                                               Management  For           Voted - For
O.2.2Election of Mr Np Mageza As A Director of the
    Company                                               Management  For           Voted - For
O.2.3Election of Ms Nt Moholi As A Director of the
    Company                                               Management  For           Voted - For
O.2.4Election of Ms D Naidoo As A Director of the Company Management  For           Voted - For
O.2.5Election of Mr Am O'neill As A Director of the
    Company                                               Management  For           Voted - For
O.3.1Election of Mr Rmw Dunne As A Member and Chairman
    of the Audit and Risk Committee                       Management  For           Voted - For
O.3.2Election of Mr Np Mageza As A Member of the Audit
    and Risk Committee                                    Management  For           Voted - For
O.3.3Election of Ms D Naidoo As A Member of the Audit
    and Risk Committee                                    Management  For           Voted - For
O.3.4Election of Mr Jm Vice As A Member of the Audit and
    Risk Committee                                        Management  For           Voted - For
O.4 Re-appointment of External Auditor: Deloitte &
    Touche. in Addition, Mr J Welch is Re-appointed As
    the Individual Registered Auditor for the Ensuring
    Year As Contemplated in Section 90(3) of the Act      Management  For           Voted - For


925




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.5   General Authority Granted to Directors to Allot and
      Issue Authorised But Unissued Ordinary Shares       Management  For           Voted - For
O.6   Directors' Authority to Implement Ordinary and
      Special Resolutions                                 Management  For           Voted - For
NB1 Endorsement of the Remuneration Policy                Management  For           Voted - For
S.1   Non-executive Directors' Remuneration               Management  For           Voted - For
S.2   Financial Assistance to Related Or Interrelated
      Parties                                             Management  For           Voted - For
S.3   Reduction of Authorised Securities and Amendment to
      the Memorandum of Incorporation - Clause 7.1.2      Management  For           Voted - For
S.4   General Authority to Repurchase Shares              Management  For           Voted - For
ANGLOGOLD ASHANTI LTD, JOHANNESBURG
CUSIP: S04255196
Meeting Date: 14-May-14   Meeting Type: Annual General Meeting
1.O.1Re-appointment of Ernst & Young Inc As Auditors of
      the Company                                         Management  For           Voted - For
2.O.2Election of Mr Rn Duffy As A Director                Management  For           Voted - For
3.O.3Re-election of Mr R Gasant As A Director             Management  For           Voted - For
4.O.4Re-election of Mr Sm Pityana As A Director           Management  For           Voted - For
5.O.5Appointment of Prof Lw Nkuhlu As A Member of the
      Audit and Risk Committee of the Company             Management  For           Voted - For
6.O.6Appointment of Mr Mj Kirkwood As A Member of the
      Audit and Risk Committee of the Company             Management  For           Voted - For
7.O.7Appointment of Mr R Gasant As A Member of the Audit
      and Risk Committee of the Company                   Management  For           Voted - For
8.O.8Appointment of Mr Rj Ruston As A Member of the
      Audit and Risk Committee of the Company             Management  For           Voted - Against
9.O.9General Authority to Directors to Allot and Issue
      Ordinary Shares                                     Management  For           Voted - For
10    Advisory Endorsement of the Anglogold Ashanti
      Remuneration Policy                                 Management  For           Voted - For
11.S1 General Authority to Directors to Issue for Cash.
      Those Ordinary Shares Which the Directors are
      Authorised to Allot and Issue in Terms of Ordinary
      Resolution Number 9                                 Management  For           Voted - For
12.S2 Approval of Non-executive Directors Remuneration
      for Their Service As Directors                      Management  For           Voted - For
13.S3 Approval of Non-executive Directors Remuneration
      for Board Committee Meetings                        Management  For           Voted - For
14.S4 Amendment of the Company's Memorandum of
      Incorporation                                       Management  For           Voted - For
15.S5 Amendment of the Rules of the Company's Long-term
      Incentive Plan                                      Management  For           Voted - For
16.S6 Amendment of the Rules of the Company's Bonus Share
      Plan                                                Management  For           Voted - For
17.S7 General Authority to Acquire the Company's Own
      Shares                                              Management  For           Voted - For


926




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
18.S8 Approval for the Company to Grant Financial
      Assistance in Terms of Sections 44and 45 of the
      Companies Act                                       Management  For           Voted - For
19O10 Election of Mr Dl Hodgson As A Director             Management  For           Voted - For
      21 Apr 2014: Please Note That This is A Revision
      Due to Modification to the Te-xt of Resolutions
      4.o.4, 18.s8. If You Have Already Sent in Your
      Votes, Please-do Not Vote Again Unless You Decide
      to Amend Your Original Instructions. Than-k You.    Non-Voting                Non-Voting
ARCA CONTINENTAL SAB DE CV, MEXICO
CUSIP: P0448R103
Meeting Date: 11-Dec-13 Meeting Type: Ordinary General Meeting
I     Proposal And, If Deemed Appropriate, Approval of
      the Declaration and Payment of A Cash Dividend, in
      Domestic Currency, for the Amount of Mxn 1.50 for
      Each One of the Shares in Circulation, Resolutions
      in This Regard                                      Management  For           Voted - For
II    Appointment of Delegates                            Management  For           Voted - For
III   Reading And, If Deemed Appropriate, Approval of the
      General Meeting Minutes                             Management  For           Voted - For
Meeting Date: 09-Apr-14 Meeting Type: Annual General Meeting
I     Presentation And, If Applicable Approval of the I.
      Report of the Chief Executive Officer in Accordance
      with Article 44, Subsection Xi, of the Securities
      Market Law, Accompanied by the Independent Auditors
      Report in Connection with the Operations and
      Results for the Fiscal Year Ended the December 31,
      2013, As Well As of the Board of Directors Opinion
      of the Content of Such Report, II. Report of the
      Board of Directors in Accordance with Article 172,
      Subsection B, of the General Corporation's Law As
      Well As the Report of the Activities and Operations
      in Which the Board of Directors Intervened in
      Accordance with the Securities Market Law, III.
      Annual Report of the President of the Audit
      Committee of the Company and Corporate Practices
      Committee. Lecture in Accordance of the Tax
      Compliance                                          Management  For           Abstain
II    Proposal in Connection to the Application Results
      from the Income Account for the Fiscal Year 2013    Management  For           Abstain
III   Proposal to Approve the Maximum Amount That May be
      Used by the Company to Repurchase Own Shares        Management  For           Abstain
IV    Appointment of the Members of the Board of
      Directors of the Company Once Qualified As
      Independent Pursuant to Article 26 of the
      Securities Market Law and the Determination of
      Their Corresponding Compensation. Resolutions
      Thereof and Election of Secretaries                 Management  For           Abstain


927




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
V   Compensation of Different Committees of the Board
    of Directors of the Company As Well As Appointment
    of the Presidents of the Audit Committee and the
    Corporate Practices Committee of the Company        Management  For           Abstain
VI  Designation of Delegates                            Management  For           Voted - For
VII Lecture and Approval the Act of the Meeting         Management  For           Voted - For
ARCELIK AS, ISTANBUL
CUSIP: M1490L104
Meeting Date: 27-Mar-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Formation of the Presidency Board       Management  For           Voted - For
2   Reading and Discussion of Report Prepared by the
    Board                                               Management  For           Voted - For
3   Reading and Discussion of the Reports Prepared by
    the Independent Audit Firm                          Management  For           Voted - For
4   Reading, Discussion and Approval of the Financial
    Statements                                          Management  For           Voted - For
5   Release of the Board                                Management  For           Voted - For
6   Approval of Dividend Policy                         Management  For           Voted - For
7   Decision on Profit Distribution                     Management  For           Voted - For
8   Approval of Amendment of Article 3 of Articles of
    Association on the Company                          Management  For           Voted - For
9   Election of the Board and Determination of Their
    Number and Term of Office and Election of
    Independent Board                                   Management  For           Voted - For
10  Informing the Shareholders About Wage Policy of
    Senior Management                                   Management  For           Voted - For
11  Determination of Wages                              Management  For           Abstain
12  Approval of Independent Audit Firm                  Management  For           Voted - For
13  Informing the Shareholders About Donations and
    Determination of Upper Limit for Donations          Management  For           Voted - For
14  Granting Permission to Carry Out Transactions That
    Might Lead to Conflict of Interest with the Company
    and to Compete to the Majority Shareholders, Board,
    High Level Executives and Their Spouses Accordance
    with the Article 395 and 396 of the Turkish
    Commercial Code                                     Management  For           Voted - Against
15  Wishes                                              Management  For           Voted - For


928




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ARCOS DORADOS HOLDINGS INC
CUSIP: G0457F107 TICKER: ARCO
Meeting Date: 21-Apr-14    Meeting Type: Annual
1.  Consideration and Approval of the Financial
    Statements of the Company Corresponding to the
    Fiscal Year Ended December 31, 2013, the
    Independent Report of the External Auditors Ey
    (pistrelli, Henry Martin Y Asociados S.r.l.,member
    Firm of Ernst & Young Global), and the Notes
    Corresponding to the Fiscal Year Ended December 31,
    2013.                                               Management  For           Voted - For
2.  Appointment and Remuneration of Ey (pistrelli,
    Henry Martin Y Asociados S.r.l., Member Firm of
    Ernst & Young Global), As the Company's Independent
    Auditors for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
3.  Director                                            Management
1   Mr. Sergio Alonso                                   Management  For           Vote Withheld
2   Mr. Michael Chu                                     Management  For           Voted - For
3   Mr. Jose Alberto Velez                              Management  For           Voted - For
4   Mr. Jose Fernandez                                  Management  For           Vote Withheld
ASPEN PHARMACARE HOLDINGS PLC
CUSIP: S0754A105
Meeting Date: 03-Dec-13    Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    258878 Due to Splitting Of-resolutions O.2 and O.4.
    All Votes Received on the Previous Meeting Will be
    D-isregarded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
S.1 Remuneration of Non-executive Directors             Management  For           Voted - For
S.2 Financial Assistance to Related Or Inter-related
    Company                                             Management  For           Voted - For
S.3 General Authority to Repurchase Shares              Management  For           Voted - For
O.1 Presentation and Adoption of Annual Financial
    Statements                                          Management  For           Voted - For
O.2.a Re-election of Director: Roy Andersen             Management  For           Voted - For
O.2.bRe-election of Director: Chris Mortimer            Management  For           Voted - For
O.2.c Re-election of Director: Abbas Hussain            Management  For           Voted - For
O.3 Re-appointment of Independent External Auditors:
    PricewaterhouseCoopers Inc                          Management  For           Voted - For
O.4.a Election of Audit & Risk Committee Member: John
    Buchanan                                            Management  For           Voted - For
O.4.bElection of Audit & Risk Committee Member: Roy
    Andersen                                            Management  For           Voted - For
O.4.c Election of Audit & Risk Committee Member: Sindi
    Zilwa                                               Management  For           Voted - For


929




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.5 Place Unissued Shares Under the Control of the
    Directors                                            Management  For           Voted - For
O.6 General But Restricted Authority to Issue Shares
    for Cash                                             Management  For           Voted - For
O.7 Remuneration Policy                                  Management  For           Voted - For
O.8 Authorisation of an Executive Director to Sign
    Necessary Documents                                  Management  For           Voted - For
ASSORE LIMITED
CUSIP: S07525116
Meeting Date: 29-Nov-13 Meeting Type: Annual General Meeting
O.1 Re-election of Mr Desmond Sacco As A Director of
    the Company                                          Management  For           Voted - Against
O.2 Re-election of Mr Cj Cory As A Director of the
    Company                                              Management  For           Voted - Against
O.3 Re-election of Mr Wf Urmson As A Director of the
    Company                                              Management  For           Voted - For
O.4 Election of Messrs S Mhlarhi Em Southey and Wf
    Urmson As Members of the Audit and Risk Committee
    of the Company                                       Management  For           Abstain
O.5 Advisory Endorsement of the Remuneration Policy      Management  For           Voted - Against
S.1 General Authorisation to Assore Directors to Effect
    Financial Assistance to Subsidiary and Inter
    Related Companies of Assore                          Management  For           Voted - For
S.2 Approval and Adoption of the New Memorandum of
    Incorporation                                        Management  For           Voted - For
AXIATA GROUP BHD
CUSIP: Y0488A101
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Report of the Directors and the Auditors Thereon Management  For           Voted - For
2   To Declare A Final Tax Exempt Dividend Under Single
    Tier System of 14 Sen Per Ordinary Share for the
    Financial Year Ended 31 December 2013                Management  For           Voted - For
3   To Re-elect Datuk Azzat Kamaludin Who Retires by
    Rotation Pursuant to Article 93 of the Company's
    Articles of Association and Being Eligible, Offers
    Himself for Reelection                               Management  For           Voted - For
4   To Re-elect Juan Villalonga Navarro Who Retires by
    Rotation Pursuant to Article 93 of the Company's
    Articles of Association and Being Eligible, Offers
    Himself for Reelection                               Management  For           Voted - Against
5   To Re-elect Kenneth Shen Who Retires by Rotation
    Pursuant to Article 93 of the Company's Articles of
    Association and Being Eligible, Offers Himself for
    Re-election                                          Management  For           Voted - For


930




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   To Approve the Payment of Directors' Fees of
    Rm30,000.00 Per Month for the Non-executive
    Chairman (nec) and Rm20,000.00 Per Month for Each
    Non- Executive Director (ned) with Effect from the
    22nd Annual General Meeting (22nd Agm) Until the
    Next Annual General Meeting of the Company          Management  For           Voted - For
7   To Determine and Approve the Payment of the
    Following Directors' Fees with Effect from the 22nd
    Agm Until the Next Annual General Meeting of the
    Company: I) Directors' Fees of Rm4,000.00 Per Month
    to the Nec and Rm2,000.00 Per Month to Each of the
    Neds Who are Members of the Board Audit Committee;
    II) Directors' Fees of Rm1,200.00 Per Month to the
    Nec and Rm800.00 Per Month to Each of the Neds Who
    are Members of the Board Nomination Committee; and
    III) Directors' Fees of Rm1,200.00 Per Month to the
    Nec and Rm800.00 Per Month to Each of the Neds Who
    are Members of the Board Remuneration Committee;
    (each of the Foregoing Payments Being Exclusive of
    the Others)                                         Management  For           Voted - For
8   To Re-appoint Messrs PricewaterhouseCoopers Having
    Consented to Act As the Auditors of the Company for
    the Financial Year Ending 31 December 2014 and to
    Authorise the Directors to Fix Their Remuneration   Management  For           Voted - For
9   Proposed Shareholders' Mandate for Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature                                              Management  For           Voted - For
10  Authority Under Section 132d of the Companies Act,
    1965 for Directors to Allot and Issue Shares in the
    Company                                             Management  For           Voted - For
11  Proposed Dividend Reinvestment Scheme That Provides
    the Shareholders of Axiata ("shareholders") with
    the Option to Elect to Reinvest Their Cash Dividend
    Entitlements in New Ordinary Shares of Rm1.00 Each
    in Axiata ("axiata Shares") ("proposed Drs")        Management  For           Voted - For
12  Proposed Extension of the Duration of Axiata's
    Performance Based Share Option and Share Scheme
    ("axiata Share Scheme")                             Management  For           Voted - For
AYALA CORP
CUSIP: Y0486V115
Meeting Date: 11-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    265489 Due to Receipt of D-irectors Names. All
    Votes Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
1   Determination of Quorum                             Management  For           Voted - For
2   Approval of Minutes of Previous Meeting             Management  For           Voted - For
3   Annual Report                                       Management  For           Voted - For


931




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Ratification of All Acts and Resolutions of the
    Board of Directors and Management Adopted During
    the Preceding Year                                  Management  For           Voted - For
5   Amendment of the Third Article of the Articles of
    Incorporation to State the Specific Principal
    Office Address of the Company in Compliance with
    Sec Memorandum Circular No. 6, Series of 2014       Management  For           Voted - For
6   Election of Director: Jaime Augusto Zobel De Ayala  Management  For           Voted - Against
7   Election of Director: Yoshio Amano                  Management  For           Voted - Against
8   Election of Director: Ramon R. Del Rosario, Jr.
    (independent Director)                              Management  For           Voted - For
9   Election of Director: Delfin L. Lazaro              Management  For           Voted - Against
10  Election of Director: Fernando Zobel De Ayala       Management  For           Voted - Against
11  Election of Director: Xavier P. Loinaz (independent
    Director)                                           Management  For           Voted - For
12  Election of Director: Antonio Jose U. Periquet
    (independent Director)                              Management  For           Voted - For
13  Election of Auditors and Fixing of Their
    Remuneration                                        Management  For           Voted - For
14  Consideration of Such Other Business As May
    Properly Come Before the Meeting                    Management  For           Voted - Against
15  Adjournment                                         Management  For           Voted - For
AYALA LAND INC, MAKATI CITY
CUSIP: Y0488F100
Meeting Date: 07-Apr-14    Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    293689 Due to Receipt of D-irector Names. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
1   Proof of Notice and Determination of Quorum         Management  For           Voted - For
2   Approval of Minutes of Previous Meeting             Management  For           Voted - For
3   Annual Report                                       Management  For           Voted - For
4   Ratification of All Acts and Resolutions of the
    Board of Directors and of the Executive Committee
    Adopted During the Preceding Year                   Management  For           Voted - For
5A  Amendments of the Articles of Incorporation: in
    Article Seventh, Exempting from Pre-emptive Rights
    (1) the Issuance of 1 Billion Common Shares for
    Acquisitions Or Debt Payments, and (2) the Issuance
    of Common Shares Covered by Stock Options Granted
    to Members of Management Committees of Subsidiaries
    Or Affiliates                                       Management  For           Voted - For
5B  Amendments of the Articles of Incorporation: in
    Article Third, Stating the Specific Principal
    Office Address of the Company in Compliance with
    Sec Memorandum Circular No. 6, Series of 2014       Management  For           Voted - For


932




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Amendment of the Stock Option Plan to Include
    Members of Management Committees of Subsidiaries
    and Affiliates As Eligible Grantees of Stock Options Management  For           Voted - For
7   Election of Director: Fernando Zobel De Ayala        Management  For           Voted - Against
8   Election of Director: Jaime Augusto Zobel De Ayala   Management  For           Voted - Against
9   Election of Director: Antonio T. Aquino              Management  For           Voted - Against
10  Election of Director: Francis G. Estrada             Management  For           Voted - For
11  Election of Director: Delfin L. Lazaro               Management  For           Voted - Against
12  Election of Director: Jaime C. Laya                  Management  For           Voted - For
13  Election of Independent Director: Bernard Vincent
    O. Dy                                                Management  For           Voted - Against
14  Election of Independent Director: Vincent Y. Tan     Management  For           Voted - Against
15  Election of Independent Director: Rizalina G.
    Mantaring                                            Management  For           Voted - For
16  Election of External Auditor and Fixing of Their
    Remuneration                                         Management  For           Voted - For
17  Consideration of Such Other Business As May
    Properly Come Before the Meeting                     Management  For           Voted - Against
18  Adjournment                                          Management  For           Voted - For
BANCO DE CHILE, SANTIAGO
CUSIP: P0939W108
Meeting Date: 27-Mar-14  Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    279730 Due to Addition Of-resolutions 2 and 3. All
    Votes Received on the Previous Meeting Will be
    Disreg-arded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
1   Among Other Matters, to Propose the Capitalization
    of 30pct of the Net Profit Available for Allocation
    of the Bank Concerning to the Period 2013, Through
    the Issue of Paidup Shares, No Par Shares, with A
    Value of Clp 64.56 Per Banco De Chile Share,
    Distributed Among Stockholders at the Rate of
    0.02312513083 Shares Per Each Banco De Chile Share,
    and to Adopt the Necessary Agreements Subject to
    the Exercising of the Options Provided in Article
    31 of the Law 19,396                                 Management  For           Voted - For
2   To Modify Article Fifth of the Bylaws Concerning
    the Capital and Stocks of the Bank, and the First
    Provisional Article of the Bylaws                    Management  For           Voted - For
3   To Adopt the Other Agreements Necessary to Legalize
    and Enforce the Reforms of Bylaws to be Agreed       Management  For           Voted - For
Meeting Date: 27-Mar-14  Meeting Type: Ordinary General Meeting
a   Approval of Annual Report, Balance Sheet, Financial
    Statement and Report of External Auditors of Banco
    De Chile, for the Year 2013                          Management  For           Voted - For


933




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY     MGT. POSITION REGISTRANT VOTED
b   The Distribution of the Distributable Net Income
    for the Year Ended December 31, 2013 and Approval
    of the Dividend Number 202 of Clp 3.48356970828 Per
    Every "banco De Chile" Shares Corresponding to 70%
    of Such Distributable Net Income. Said Dividend, If
    Approved, Will be Payable After Such Meeting, at
    the Bank's Principal Offices                        Management      For           Voted - For
c   Appointment of the Board of Director's              Management      For           Abstain
d   Directors' Remuneration                             Management      For           Abstain
e   Directors and Audit Committee's Remuneration and
    Approval of Its Budget                              Management      For           Abstain
f   Nomination of External Auditors                     Management      For           Voted - For
g   Directors and Audit Committee Report                Management      For           Voted - For
h   Information with Respect of Related Transactions
    Pursuant Chilean Corporation Law (ley Sobre
    Sociedades Anonimas)                                Management      For           Voted - For
i   Other Matters Pertinent to General Ordinary
    Shareholders Meetings According to Chilean
    Corporate Law and to the Bank's By-laws             Management      For           Voted - Against
BANCO SANTANDER CHILE
CUSIP: P1506A107
Meeting Date: 05-Dec-13     Meeting Type: ExtraOrdinary General Meeting
1   To Vote Regarding the Offer from Banco Santander
    S.a. to Banco Santander, Chile, for the Purchase of
    the Shares Issued by the Subsidiary of the Latter
    That is Called Santander Asset Management S.a.
    Administradora General De Fondos and the Signing of
    an Agreement for the Provision of the Services of A
    Fund Quota Placement Agent Between This Bank and
    the Mentioned Administrator                         Management      For           Voted - For
2   To Give an Accounting of the Transactions That are
    Referred to in Title Xvi of Law 18,046              Management      For           Abstain
3   To Pass the Other Resolutions and Grant the
    Authority That May be Necessary to Fulfill and
    Carry Out the Resolutions That are Passed at This
    General Meeting                                     Management      Against       Voted - For
Meeting Date: 22-Apr-14     Meeting Type: Ordinary General Meeting
    Please Note That This is an Amendment to the Mid
    298026 Due to Addition of Res-olutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded and Y-ou Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                    Non-Voting
1   To Submit for Your Consideration and Approval the
    Annual Report, the Balance Sheet, Financial
    Statements and Report from the Outside Auditors for
    the Fiscal Year That Ran from January 1 to December
    31, 2013                                            Management      For           Voted - For


934




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Vote Regarding the Allocation of the Profit from
    the 2013 Fiscal Year. There Will be A Proposal to
    Distribute A Dividend of Clp 1.40706372 Per Share,
    Equivalent to 60 Percent of the Profit from the
    Fiscal Year, Which Will be Paid, If It is Approved,
    from the Day Following the General Meeting.
    Likewise, It Will be Proposed to the General
    Meeting That the Remaining 40 Percent of the Profit
    be Allocated to Increase the Reserves of the Bank   Management  For           Voted - For
3   Election of the Board of Directors                  Management  For           Voted - For
4   Determination of the Compensation for the Board of
    Directors                                           Management  For           Voted - For
5   Designation of Outside Auditors                     Management  For           Voted - For
6   Designation of Private Risk Rating Agencies         Management  For           Voted - For
7   The Report from the Committee of Directors and
    Auditing, Determination of the Compensation for Its
    Members and of the Expense Budget for Its Operation Management  For           Abstain
8   To Give an Accounting of the Transactions That are
    Referred to in Title Xvi of Law 18,046              Management  For           Voted - For
9   To Take Cognizance of Any Matter of Corporate
    Interest That It is Appropriate to Deal with at an
    Annual General Meeting of Shareholders in
    Accordance with the Law and the Bylaws of the Bank  Management  For           Voted - Against
    15 Apr 2014: Please Note That This is A Revision
    Due to Change in Meeting Time-16:00 to 15:00. If
    You Have Already Sent in Your Votes for Mid: 312198
    Please-do Not Vote Again Unless You Decide to Amend
    Your Original Instructions. Than-k You.             Non-Voting                Non-Voting
BANGKOK DUSIT MEDICAL SERVICES PUBLIC CO LTD
CUSIP: Y06071222
Meeting Date: 18-Apr-14 Meeting Type: Annual General Meeting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda
    As-abstain.                                         Non-Voting                Non-Voting
1   To Consider and Certify the Minutes of the Annual
    General Meeting of Shareholders Year 2013 Held on
    18th April 2013                                     Management  For           Voted - For
2   To Acknowledge the Company's Performance for 2013   Management  For           Voted - For
3   To Approve the Company and Its Subsidiaries Audited
    Consolidated Financial Statement for 2013           Management  For           Voted - For
4   To Approve the Allocation of Profit and Dividend
    Payment of 2013                                     Management  For           Voted - For
5.1 To Consider and Approve the Appointment of Director
    Who Retires: Mr. Prasert Prasarttong- Osoth, M.d    Management  For           Voted - For
5.2 To Consider and Approve the Appointment of Director
    Who Retires: Mr. Chatree Duangnet, M.d              Management  For           Voted - For
5.3 To Consider and Approve the Appointment of Director
    Who Retires: Mr. Pradit Theekakul                   Management  For           Voted - For


935




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.4 To Consider and Approve the Appointment of Director
    Who Retires: Mr. Sripop Sarasas                     Management  For           Voted - For
5.5 To Consider and Approve the Appointment of Director
    Who Retires: Dr. Veerathai Santiprabhob             Management  For           Voted - For
6   To Affix the Director's Remuneration                Management  For           Voted - For
7   To Appoint the Auditors for 2014 and Affix Audit
    Remuneration                                        Management  For           Voted - For
8   To Consider and Approve the Issuance and Offering
    of Debentures in the Amount of Not Exceeding Baht
    20,000 Million                                      Management  For           Voted - For
9   To Consider and Approve the Change in the Par Value
    of the Company's Shares from Baht 1 Per Share to
    Baht 0.10 Per Share and the Amendment to Article 4
    of the Company's Memorandum of Association
    Regarding the Registered Capital to Reflect the
    Change in the Par Value of the Company's Shares     Management  For           Voted - For
10  To Consider and Approve the Reduction of the
    Company's Registered Capital in the Amount of Baht
    150,909,117 from the Current Registered Capital of
    Baht 1,700,004,771 to New Registered Capital of
    Baht 1,549,095,654 by Cancelling Its 1,509,091,170
    Authorised But Unissued Ordinary Shares at Par
    Value of Baht 0.10 Per Share and the Amendment to
    Article 4 of Company's Memorandum of Association
    Regarding the Registered Capital to Reflect the
    Reduction of the Company's Registered Capital       Management  For           Voted - For
11  To Consider and Approve the Increase of the
    Company's Registered Capital Under the General
    Mandate in the Amount of Baht 154,909,564 from the
    Current Registered Capital of Baht 1,549,095,654 to
    New Registered Capital of Baht 1,704,005,218 by
    Issuing 1,549,095,640 New Ordinary Shares at Par
    Value of Baht 0.10 Per Share and the Amendment to
    Article 4 of Company's Memorandum of Association
    Regarding the Registered Capital to Reflect the
    Increase of the Company's Registered Capital        Management  For           Voted - For
12  To Consider and Approve the Allocation of Newly
    Issued Ordinary Shares Under the General Mandate in
    the Amount of Not Exceeding 1,549,095,640 Shares at
    Par Value of Baht 0.10 Per Share                    Management  For           Voted - For
13  To Consider Other Matters (if Any)                  Management  For           Voted - Against
    14 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolutions 5.2
    to 5.5. If You Have Already Sent in Your Votes,
    Please D-o Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instruct-ions. Thank
    You.                                                Non-Voting                Non-Voting


936




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANK MUSCAT SAOG, RUWI
CUSIP: M1681X107
Meeting Date: 19-Mar-14   Meeting Type: MIX
A.1 To Consider and Approve the Report of the Board of
    Directors for the Financial Year Ended 31 December
    2013                                                Management  For           Voted - For
A.2 To Consider and Approve the Report on Corporate
    Governance for the Financial Year Ended 31 December
    2013                                                Management  For           Voted - For
A.3 To Consider the Auditor's Report and Approve the
    Balance Sheet and Profit and Loss Accounts for the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
A.4 To Consider and Approve the Board of Directors
    Recommendation to Distribute Cash Dividend at the
    Rate of 25 Pct of the Issued Share Capital of the
    Bank, Being 25 Baisa Per Share of 100 Baisa, for
    the Financial Year Ended 31 December 2013           Management  For           Voted - For
A.5 To Consider and Ratify the Sitting Fees for the
    Board of Directors and Its Committees Meeting for
    the Financial Year Ended 31 December 2013 and Fix
    Sitting Fees for 2014                               Management  For           Voted - For
A.6 To Consider and Approve the Board of Directors
    Remuneration of Ro 134850 for the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
A.7 To Consider A Report on Related Party Transactions
    for Transactions Concluded During the Financial
    Year Ended 31 December 2013                         Management  For           Voted - For
A.8 To Consider and Approve the Board of Directors
    Recommendations to Renew Lease Agreements for Three
    Branch Premises from Relate Parties for 2015 to
    2019 on Yearly Renewable Leases at the Same Rental
    Amounts in Addition to Any Increase at the
    Applicable Market Rates, Subject to the
    Requirements of the Bank                            Management  For           Voted - For
A.9 To Consider A Report of Sharia Supervisory Board of
    Meethaq, the Islamic Banking Window, for the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
A.10 To Appoint the Statutory Auditors and the External
    Independent Sharia Auditors for the Financial Year
    2014 and Fixing Their Fees, Subject to the
    Applicable Regulatory Approvals                     Management  For           Voted - For
E.1 To Approve an Increase in the Amount of the Euro
    Medium Term Emtn Programme, As Approved at the
    Extraordinary General Meeting Held by the Bank on 6
    Feb 2011, from Usd 800 Million to Usd 2 Billion.
    the Emtn Programme Involves Issuing Negotiable
    Bonds in the International Markets Through Public
    Subscription Or Private Placement. the Bond Issue
    Made Pursuant to the Emtn Program Would be of
    Different Currencies, in Different Amounts on
    Different Dates and with Varying Terms of
    Subscription. the Total Amount of Bonds Outstanding


937




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Following the Increase Shall Not Exceed Usd 2
    Billion                                             Management  For           Abstain
E.2 To Authorize the Board of Directors of the Bank, Or
    Such Person Or Persons As the Board of Directors
    May Delegate from Time to Time, to Determine the
    Amount, Date and Terms of Subscription of Each
    Issue, Provided That the Total Negotiable Bonds
    Offered Shall Not Exceed Usd 2 Billion. Each Bonds
    Issue Shall be Available for Subscription on
    Obtaining the Required Approvals of the Regulatory
    Authorities                                         Management  For           Voted - Against
E.3 To Approve the Setting Up of Ro 500 Million, Or Its
    Equivalent in Other Currencies, Meethaq Sukuk
    Program for the Issuance of Sukuk by Meethaq in
    Various Tranches in the Muscat Securities Market
    and International Markets Through Public
    Subscription Or Private Placement. the Sukuk
    Tranches Under Meethaq Sukuk Program Would be of
    Different Amounts, Currencies, Maturities, Profit
    Rates, Issued on Different Dates and with Varying
    Terms and Conditions of Subscription. the Total
    Amount of Sukuk Issued Under Meethaq Sukuk Program
    at Any Time Shall Not Exceed Ro 500 Million, Or Its
    Equivalent in Other Currencies                      Management  For           Abstain
E.4 To Approve the Setting Up of Sar 1 Billion Ksa
    Branch Sukuk Program for the Issuance of Sukuk by
    Ksa Branch in Various Tranches in the Kingdom of
    Saudi Arabia Through Public Subscription Or Private
    Placement. the Sukuk Tranches Under Ksa Branch
    Sukuk Program Would be of Different Amounts,
    Maturities, Profit Rates, Issued on Different Dates
    and with Varying Terms and Conditions of
    Subscription. the Total Amount of Sukuk Issued
    Under Ksa Branch Sukuk Program at Any Time Shall
    Not Exceed Sar 1 Billion                            Management  For           Abstain
E.5 To Authorize the Board of Directors of the Bank, Or
    Such Person Or Persons As Delegated from Time to
    Time, by the Board of Directors to Determine the
    Amount, Date and Terms of Subscription of Each
    Issue, Provided That the Total Amount of Sukuk
    Issued Shall Not Exceed Ro 500 Million Under
    Meethaq Sukuk Program and Sar 1 Billion Under Ksa
    Branch Sukuk Program. Each Issue of Sukuk, Whether
    Under Meethaq Sukuk Program Or Ksa Branch Sukuk
    Program, Shall be Available for Subscription on
    Obtaining the Requisite Regulatory and Sharia
    Approvals                                           Management  For           Abstain
E.6 To Consider and Approve the Board of Director's
    Recommendation to Issue Convertible Bonds at the
    Rate of 15pct Per Share of the Issued Share Capital
    of the Bank, Being 15 Bonds for Each 100 Shares
    with A Nominal Value of 100 Baisa and Issue Expense
    of 1 Baisa for Each Convertible Bond. the
    Convertible Bonds Would Carry A Coupon Rate of
    4.5pct P.a. Payable Every Six Months                Management  For           Voted - For


938




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    06 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolution A.9.
    If You Have Already Sent in Your Votes, Please Do
    Not Re-turn This Proxy Form Unless You Decide to
    Amend Your Original Instructions. Th-ank You.        Non-Voting                Non-Voting
BANK OF GEORGIA HOLDINGS PLC, LONDON
CUSIP: G08195102
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
1   To Receive the Company's Annual Report and
    Accounts, Together with the Reports of the
    Directors and Auditors                               Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                        Management  For           Voted - For
3   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013                      Management  For           Voted - For
4   To Approve the Directors' Remuneration Policy for
    the Year Ended 31 December 2013                      Management  For           Voted - For
5   To Re-elect Neil Janin, the Chairman                 Management  For           Voted - For
6   To Re-elect Irakli Gilauri, the Executive Director   Management  For           Voted - For
7   To Re-elect David Morrison, A Non- Executive
    Director                                             Management  For           Voted - For
8   To Re-elect Alasdair Breach, A Non- Executive
    Director                                             Management  For           Voted - For
9   To Re-elect Kaha Kiknavelidze, A Non- Executive
    Director                                             Management  For           Voted - For
10  To Elect Kim Bradley, As A Non- Executive Director   Management  For           Voted - For
11  To Elect Bozidar Djelic, As A Non- Executive
    Director                                             Management  For           Voted - For
12  To Elect Tamaz Georgadze, As A Non- Executive
    Director                                             Management  For           Voted - For
13  To Re-appoint Ernst & Young LLP As Auditor to the
    Company                                              Management  For           Voted - For
14  To Authorise the Board to Set the Auditor's Fees     Management  For           Voted - For
15  To Authorise Political Donations and Expenditure     Management  For           Voted - For
16  Authority to Allot Securities                        Management  For           Voted - For
17  Authority to Disapply Pre-emption Rights             Management  For           Voted - For
18  Authority for the Company to Purchase Its Own Shares Management  For           Voted - For
19  That the Directors be Authorised to Call General
    Meetings (other Than an Annual General Meeting) on
    Not Less Than 14 Clear Days' Notice                  Management  For           Voted - Against
    01 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 7. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You                     Non-Voting                Non-Voting


939

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
BANK POLSKA KASA OPIEKI S.A., WARSZAWA
CUSIP: X0641X106
Meeting Date: 12-Jun-14     Meeting Type: Annual General Meeting
     Important Market Processing Requirement: A
     Beneficial Owner Signed Power Of-attorney (poa) is
     Required in Order to Lodge and Execute Your
     Voting-instructions in This Market. Absence of A
     Poa, May Cause Your Instructions To-be Rejected. If
     You Have Any Questions, Please Contact Your Client
     Service- Representative                             Non-Voting                Non-Voting
1    Opening of the Meeting                              Non-Voting                Non-Voting
2    Election of the Chairman                            Management  For           Voted - For
3    Concluding the Correctness of Convening the Meeting
     and Its Capacity to Adopt Binding Resolutions       Management  For           Voted - For
4    Election of the Voting Commission                   Management  For           Voted - For
5    Adoption of the Agenda                              Management  For           Voted - For
6    Consideration of Management Board Report on the
     Activities of Bank Pekao for 2013                   Management  For           Voted - For
7    Consideration of the Unconsolidated Financial
     Statements for 2013                                 Management  For           Voted - For
8    Consideration of the Management Board's Report on
     the Activities of Bank Pekao Group for 2013         Management  For           Voted - For
9    Consideration of the Consolidated Financial
     Statements of Bank Pekao Group for 2013             Management  For           Voted - For
10   Consideration of the Management Board Motion on
     Distribution of Net Profit for 2013                 Management  For           Voted - For
11   Consideration of the Supervisory Board Report on
     Its Activity in 2013 and the Results of the
     Performed Assessment of the Reports on Bank Pekao
     and Bank Pekao Group Activities in 2013, Financial
     Statements of Bank Pekao and Bank Pekao Group for
     2013, and of the Motion on the Distribution of Net
     Profit for 2013                                     Management  For           Voted - For
12.1 Adoption of the Resolution On: Approval of
     Management Board's Report on the Activities of Bank
     Pekao for 2013                                      Management  For           Voted - For
12.2 Adoption of the Resolution On: Approval of the
     Unconsolidated Financial Statements for 2013        Management  For           Voted - For
12.3 Adoption of the Resolution On: Approval of the
     Management Board Report on the Activities of Bank
     Pekao Group for 2013                                Management  For           Voted - For
12.4 Adoption of the Resolution On: Approval of the
     Consolidated Financial Statements of Bank Pekao
     Group for 2013                                      Management  For           Voted - For
12.5 Adoption of the Resolution On: Distribution of Net
     Profit for 2013                                     Management  For           Voted - For
12.6 Adoption of the Resolution On: Approval of the
     Supervisory Board Report on Its Activity in 2013    Management  For           Voted - For


940




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
12.7 Adoption of the Resolution On: Approval of the
     Performance of Duties by Supervisory Board Members
     in 2013                                             Management  For           Voted - For
12.8 Adoption of the Resolution On: Approval of the
     Performance of Duties by Management Board Members
     in 2013                                             Management  For           Voted - For
13   The Closure of the Meeting                          Non-Voting                Non-Voting
BARCLAYS AFRICA GROUP LIMITED
CUSIP: S0850R101
Meeting Date: 06-May-14 Meeting Type: Annual General Meeting
1    Accept Financial Statements and Statutory Reports
     for the Year Ended 31 December 2013                 Management  For           Voted - For
2    Reappoint PricewaterhouseCoopers Inc and Ernst
     Young Inc As Auditors of the Company with John
     Bennett and Emilio Pera As the Designated Auditors
     Respectively                                        Management  For           Voted - For
3    Re-elect Mohamed Husain As Director                 Management  For           Voted - For
4    Re-elect Peter Matlare As Director                  Management  For           Voted - Against
5    Re-elect Brand Pretorius As Director                Management  For           Voted - For
6    Re-elect David Hodnett As Director                  Management  For           Voted - For
7    Elect Mark Merson As Director                       Management  For           Voted - For
8.A  Elect Colin Beggs As Member of the Audit and
     Compliance Committee                                Management  For           Voted - For
8.B  Elect Trevor Munday As Member of the Audit and
     Compliance Committee                                Management  For           Voted - For
8.C  Elect Mohamed Husain As Member of the Audit and
     Compliance Committee                                Management  For           Voted - For
9    Place Authorised But Unissued Shares Under Control
     of Directors                                        Management  For           Voted - For
10   Approve Remuneration Policy                         Management  For           Voted - For
11   Approve Remuneration of Non- Executive Directors    Management  For           Voted - For
12   Authorise Repurchase of Up to Ten Percent of Issued
     Share Capital                                       Management  For           Voted - For
13   Approve Financial Assistance to Related Or
     Inter-related Company Or Corporation                Management  For           Voted - For
14   Amend Memorandum of Incorporation                   Management  For           Voted - For
BEC WORLD PUBLIC CO LTD
CUSIP: Y0769B133
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
     In the Situation Where the Chairman of the Meeting
     Suddenly Change the Agenda-and/or Add New Agenda
     During the Meeting, We Will Vote That Agenda
     As-abstain.                                         Non-Voting                Non-Voting
1    Considering to Certify the Minutes of Agm for Year
     2013                                                Management  For           Voted - For


941




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Considering to Certify Director's Remuneration for
    the Year 2013                                       Management  For           Voted - For
3   Considering to Certify the Participation of the
    Auction for License to Use Allocated Frequencies
    for National Commercial Digital Television Services
    and the Execution of the Digital Television Network
    Services Agreement Including the Acquisition of
    Related Asset                                       Management  For           Voted - For
4   To Acknowledge the Board of Director Report         Management  For           Voted - For
5   Considering to Approve the Balance Sheet and Income
    Statement for the Fiscal Year As of Dec 31, 2013    Management  For           Voted - For
6   Considering Approving Profit Allocation and Final
    Dividend Payment for Year 2013                      Management  For           Voted - For
7.1 Considering Replacement of Director by Rotation
    Retire: Mr. Vichai Maleenont. the Shareholder
    Meeting Should Re-elect Such Directors for Another
    Term                                                Management  For           Voted - For
7.2 Considering Replacement of Director by Rotation
    Retire: Mr. Prasan Maleenont.the Shareholder
    Meeting Should Re-elect Such Director for Another
    Term                                                Management  For           Voted - For
7.3 Considering Replacement of Director by Rotation
    Retire: Mr. Pravit Maleenont. the Shareholder
    Meeting Should Re-elect Such Director for Another
    Term                                                Management  For           Voted - For
7.4 Considering Replacement of Director by Rotation
    Retire: Ms. Ratana Maleenont.the Shareholder
    Meeting Should Re-elect Such Director for Another
    Term                                                Management  For           Voted - For
7.5 Considering Replacement of Director by Rotation
    Retire: Ms. Nipa Maleenont. the Shareholder Meeting
    Should Re-elect Such Director for Another Term      Management  For           Voted - For
8   Considering Director Remuneration for the Year 2014 Management  For           Voted - For
9   Considering the Appointment of Auditor and Auditing
    Fee for the Year 2014                               Management  For           Voted - For
    20 Mar 2014: Please Note That This is A Revision
    Due to Change in Resolution 1-. If You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
BIDVEST GROUP LTD
CUSIP: S1201R162
Meeting Date: 25-Nov-13   Meeting Type: Annual General Meeting
O.1 To Accept the Audited Financial Statements          Management  For           Voted - For
O.2 To Re-appoint the Auditors and Lead Audit Partner
    for the Ensuing Year - Deloitte & Touche and Mr
    Trevor Brown                                        Management  For           Voted - For
O.3.1Re-election of Director Retiring by Rotation and
    Available for Re-election: Bl Berson                Management  For           Voted - For


942




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.3.2Re-election of Director Retiring by Rotation and
    Available for Re-election: Aa Da Costa              Management  For           Voted - For
O.3.3Re-election of Director Retiring by Rotation and
    Available for Re-election: B Joffe                  Management  For           Voted - For
O.3.4Re-election of Director Retiring by Rotation and
    Available for Re-election: Ng Payne                 Management  For           Voted - For
O.3.5Re-election of Director Retiring by Rotation and
    Available for Re-election: Adv Fdp Tlakula          Management  For           Voted - For
O.4.1Election of Audit Committee Member: Pc Baloyi      Management  For           Voted - For
O.4.2Election of Audit Committee Member: Ek Diack       Management  For           Voted - For
O.4.3Election of Audit Committee Member: Ng Payne       Management  For           Voted - For
O.5 Endorsement of Bidvest Remuneration Report -
    Non-binding Advisory Note                           Management  For           Voted - For
O.6 General Authority to Directors to Allot and Issue
    Authorised But Unissued Ordinary Shares             Management  For           Voted - For
O.7 General Authority to Issue Shares for Cash          Management  For           Voted - For
O.8 Payment of Dividend by Way of Pro Rata Reduction of
    Share Capital Or Share Premium                      Management  For           Voted - For
O.9 Creation and Issue of Convertible Debentures        Management  For           Voted - For
S.1 General Authority to Acquire (repurchase) Shares    Management  For           Voted - For
S.2 Approval of Non-executive Directors' Remuneration -
    2013/2014                                           Management  For           Voted - For
    6 Nov 13: Please Note That This is A Revision Due
    to Receipt of Auditor Name.-if You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form U-nless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
BIM BIRLESIK MAGAZALAR AS, ISTANBUL
CUSIP: M2014F102
Meeting Date: 22-Apr-14 Meeting Type: Ordinary General Meeting
1   Opening, Election of Moderator and Authorization of
    the Moderator to Sign the Ordinary General Assembly
    Meeting Minutes                                     Management  For           Voted - For
2   Reading and Negotiating the Annual Report for the
    Year 2013                                           Management  For           Voted - For
3   Reading and Negotiating the Auditor's Reports for
    the Year 2013                                       Management  For           Voted - For
4   Review, Negotiation and Approval of the Financial
    Statements for the Year 2013                        Management  For           Voted - For
5   Negotiation and Approval of the Profit Distribution
    Policy That Has Been Revised As Per the Capital
    Markets Board's Communique Serial II No: 19.1 on
    Dividends                                           Management  For           Voted - For
6   Discussion and Resolution of Recommendation of the
    Board of Directors Regarding Profit Distribution
    for the Year 2013                                   Management  For           Voted - For
7   Decision on Acquittal of Members of the Board of
    Directors Due to Their Activities in the Year 2013  Management  For           Voted - For


943




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Election of the New Board Members and Determination
    of Their Monthly Participation Fee                  Management  For           Voted - For
9   Presentation of the Report of the Board of
    Directors on Related Party Transactions That are
    Common and Continuous As Per Article 10 of the
    Capital Markets Board's Communique Serial II
    No:17.1 and Article 1.3.6 of the Corporate
    Governance Principles, and Informing the General
    Assembly About the Transactions                     Management  For           Voted - For
10  Grant of Authorization to the Members of the Board
    of Directors So That They Can Carry Out the Duties
    Specified in Articles 395 and 396 of the Turkish
    Commercial Code                                     Management  For           Voted - Against
11  Information About the Purchases Realized for
    Delisting of the Company Shares Under the
    Authorization Granted with the Decision of the
    Board of Directors Dated December 27, 2013          Management  For           Voted - For
12  Presentation of the Information Policy That Has
    Been Revised As Per the Capital Markets Board's
    Communique Serial II No:15.1 on Special Cases       Management  For           Voted - For
13  Presentation of the Donations and Aids by the
    Company in 2013 for the General Assembly's
    Information and Determination of an Upper Limit for
    2014's Donations                                    Management  For           Voted - For
14  Informing Shareholders That No Pledge, Guarantee
    and Hypothec Were Granted by the Company in Favor
    of Third Parties Based on the Corporate Governance
    Communique of the Capital Markets Board             Management  For           Voted - For
15  Ratifying the Election of Independent Auditor by
    the Board of Directors As Per the Turkish
    Commercial Law and Regulations of the Capital
    Markets Board                                       Management  For           Voted - For
16  Wishes                                              Management  For           Voted - For
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would Elimi- Nate the Need for the Individual
    Beneficial Owner Poa. in the Absence of
    This-arrangement, an Individual Beneficial Owner
    Poa May be Required. If You Have A-ny Questions
    Please Contact Your Client Service Representative.
    Thank You.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by the Benefici-al Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
CABLE & WIRELESS COMMUNICATIONS PLC, LONDON
CUSIP: G1839G102
Meeting Date: 15-May-14 Meeting Type: Ordinary General Meeting
1   That: the Disposal by the Company of Its 100%
    Shareholding in Cmc (the "disposal"), As Described
    in the Circular to Shareholders Dated 25 April 2014


944




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of Which This Notice Forms Part (the "circular") As
    A Class 1 Transaction on the Terms and Subject to
    the Conditions of A Disposal Agreement Dated 25
    April 2014 Between Sable Holding Limited and Gp
    Holding Sas is Hereby Approved for the Purposes of
    Chapter 10 of the Listing Rules of the Financial
    Conduct Authority and That Each and Any of the
    Directors of the Company be and are Hereby
    Authorised to Conclude and Implement the Disposal
    in Accordance with Such Terms and Conditions and
    Contd                                                Management  For           Voted - For
    Contd to Make Such Non-material Modifications,
    Variations, Waivers And-extensions of Any of the
    Terms of the Disposal and of Any Documents
    And-arrangements Connected with the Disposal As He
    Or She Thinks Necessary Or-desirable                 Non-Voting                Non-Voting
CEMENTOS ARGOS SA, BOGOTA
CUSIP: P2216Y112
Meeting Date: 21-Mar-14     Meeting Type: Ordinary General Meeting
1   Verification of the Quorum                           Management  For           Voted - For
2   Reading and Approval of the Agenda                   Management  For           Voted - For
3   Designation of A Committee to Count the Votes and
    to Approve and Sign the General Meeting Minutes      Management  For           Voted - For
4   Report from the Board of Directors and the President Management  For           Voted - For
5   Presentation of the Financial Statements to
    December 31, 2013                                    Management  For           Voted - For
6   Report from the Auditor                              Management  For           Voted - For
7   Approval of the Report from the Board of Directors
    and the President and of the Financial Statements
    to December 31, 2013                                 Management  For           Abstain
8   Presentation and Approval of the Plan for the
    Distribution of Profit                               Management  For           Voted - For
9   Report on the Plan for the Implementation of the
    International Financial Reporting Standards, in
    Compliance with Decree 2,784 of December 28, 2012    Management  For           Voted - For
10  Presentation and Approval of Amendments to Articles
    45, 47 and 56 of the Bylaws                          Management  For           Voted - For
11  Election of the Board of Directors and Allocation
    of Compensation                                      Management  For           Abstain
12  Election of an Auditor and Allocation of
    Compensation                                         Management  For           Voted - For
13  Approval of Funds for Social Benefits                Management  For           Abstain
14  Proposals Presented by the Shareholders              Management  For           Voted - Against


945

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CENCOSUD SA
CUSIP: P2205J100
Meeting Date: 25-Apr-14  Meeting Type: ExtraOrdinary General Meeting
1   The Determination of the Placement Price of the
    Shares Reserved for Executive Compensation Plans in
    the Share Capital Increase That Was Resolved on at
    the 20th Extraordinary General Meeting of
    Shareholders, Which Was Held on April 29, 2011, Or
    Failing This, to Delegate This Authority to the
    Board of Directors                                   Management  For           Voted - For
2   The Other Resolutions That May be Necessary to
    Bring About That Which is Definitively Resolved on
    by the General Meeting                               Management  Against       Voted - For
Meeting Date: 25-Apr-14  Meeting Type: Ordinary General Meeting
1   Examination of the Status of the Company and the
    Approval of the Annual Report, Balance Sheet and
    Financial Statements from the Fiscal Year That
    Ended on December 31, 2013, and of the Reports from
    the Outside Auditing Firm for the Same Fiscal Year   Management  For           Voted - For
2   Distribution of Profit from the 2013 Fiscal Year
    and Payment of Dividends, with the Board of
    Directors Proposing the Payment of the Amount of
    Clp 20.59906 Per Share and That This Payment be
    Made Beginning on May 14, 2014                       Management  For           Voted - For
3   Presentation of the Dividend Policy                  Management  For           Voted - For
4   Establishment of the Compensation of the Members of
    the Board of Directors for 2014                      Management  For           Voted - For
5   Establishment of the Compensation of the Members of
    the Committee of Directors and the Expense Budget
    for Its Operation and That for Its Advisers for 2014 Management  For           Voted - For
6   Information Regarding the Expenses of the Board of
    Directors and of the Committee of Directors During
    the 2013 Fiscal Year                                 Management  For           Voted - For
7   Designation of an Outside Auditing Firm for 2014     Management  For           Voted - For
8   Designation of Risk Rating Agencies for 2014         Management  For           Voted - For
9   To Present the Matters Examined by the Committee of
    Directors and the Resolutions Passed by the Board
    of Directors to Approve the Related Party
    Transactions That are Referred to in Article 146,
    Et Seq., of the Share Corporations Law, Mentioning
    the Members of the Board of Directors Who Approved
    Them                                                 Management  For           Voted - For
10  Information Regarding the Activities Conducted and
    Annual Management of the Committee of Directors for
    2013 and of the Proposals from the Committee of
    Directors That Were Not Approved by the Board of
    Directors                                            Management  For           Voted - For
11  Designation of the Periodical in Which the Legal
    Notices Will be Published                            Management  For           Voted - For


946




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  In General, to Deal with Other Matters of Corporate
    Interest That are Appropriate for an Annual General
    Meeting of Shareholders in Accordance with the Law  Management  For           Voted - Against
    16 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
CEZ A.S., PRAHA
CUSIP: X2337V121
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1   Opening, Election of the General Meeting Chairman,
    Minutes Clerk, Minutes Verifiers and Persons
    Authorized to Count the Votes                       Management  For           Voted - For
2   The Board of Directors Report on the Company's
    Business Operations and the State of Its Assets in
    2013 and Summary Report Pursuant to Section 118/8/
    of the Act on Conducting Business on the Capital
    Market                                              Management  For           Voted - For
3   Supervisory Board Report on the Results of Control
    Activities                                          Management  For           Voted - For
4   Audit Committee Report on the Results of Activities Management  For           Voted - For
5   Decision on Amendments to the Articles of
    Association of the Company                          Management  For           Voted - For
6   Approval of the Financial Statements of Cez, A. S.
    and Consolidated Financial Statements of the Cez
    Group for 2013                                      Management  For           Voted - For
7   Decision on the Distribution of Profit of Cez, A.
    S. for 2013. the Proposed Dividend is Czk 40.00 Per
    Share Before Tax                                    Management  For           Voted - For
8   Update to the Concept of Business Activities of the
    Cez Group and Cez, A. S                             Management  For           Voted - For
9   Appointment of an Auditor to Perform A Statutory
    Audit for the Financial Period of Calendar Year
    2014, 2015 and 2016                                 Management  For           Voted - For
10  Decision on the Volume of Financial Means for
    Granting Donations                                  Management  For           Voted - For
11  Confirmation of Co Opting, Recall and Election of
    Supervisory Board Members                           Management  For           Voted - For
12  Recall and Election of Audit Committee Members      Management  For           Abstain
13  Approval of Contracts for Performance of the
    Function of Supervisory Board Members               Management  For           Voted - For
14  Approval of Contracts for Performance of the
    Function of Audit Committee Members                 Management  For           Voted - For
15  Conclusion                                          Management  For           Voted - For
    23 June 2014: Please Note That This is A Revision
    Due to Receipt of Dividend A- Mount. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting


947

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHAROEN POKPHAND FOODS PUBLIC CO LTD
CUSIP: Y1296K166
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain                                             Non-Voting                Non-Voting
1   To Adopt the Minutes of the Annual General
    Shareholders' Meeting No. 1/2013                    Management  For           Voted - For
2   To Acknowledge the Report on the Company's
    Operating Results for the Year 2013                 Non-Voting                Non-Voting
3   To Approve the Statements of Financial Position and
    the Statements of Income for the Year Ended
    December 31, 2013                                   Management  For           Voted - For
4   To Approve the Appropriation of Profit and Annual
    Dividend Payment for the Year 2013                  Management  For           Voted - For
5.1 To Appoint Directors to Replace Directors Who
    Retire by Rotation: Mr. Arsa Sarasin                Management  For           Voted - For
5.2 To Appoint Directors to Replace Directors Who
    Retire by Rotation: Professor Dr. Pongsak Angkasith Management  For           Voted - For
5.3 To Appoint Directors to Replace Directors Who
    Retire by Rotation: Dr. Veeravat Kanchanadul        Management  For           Voted - For
5.4 To Appoint Directors to Replace Directors Who
    Retire by Rotation: Mr. Sunthorn Arunanondchai      Management  For           Voted - For
5.5 To Appoint Directors to Replace Directors Who
    Retire by Rotation: Mrs. Arunee Watcharananan       Management  For           Voted - For
6   To Approve the Remuneration of the Directors for
    the Year 2014                                       Management  For           Voted - For
7   To Appoint the Company's Auditors and Fix the
    Remuneration for the Year 2014                      Management  For           Voted - For
8   To Respond to the Queries                           Management  For           Voted - For
CIMB GROUP HOLDINGS BHD
CUSIP: Y1636J101
Meeting Date: 15-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 and the
    Reports of the Directors and Auditors Thereon       Management  For           Voted - For
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 76 of the Company's Articles of
    Association: Tan Sri Dato' Md Nor Yusof             Management  For           Voted - For
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 76 of the Company's Articles of
    Association: Dato' Sri Nazir Razak                  Management  For           Voted - For
4   To Approve the Payment of Directors' Fees Amounting
    to Rm804,307 for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For


948




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Re-appoint Messrs. PricewaterhouseCoopers As
    Auditors of the Company and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
6   Proposed Renewal of the Authority for Directors to
    Issue Shares                                        Management  For           Voted - For
7   Proposed Renewal of the Authority for Directors to
    Allot and Issue New Ordinary Shares of Rm1.00 Each
    in the Company (cimb Shares) in Relation to the
    Dividend Reinvestment Scheme That Provides the
    Shareholders of the Company with the Option to
    Elect to Reinvest Their Cash Dividend Entitlements
    in New Ordinary Shares of Rm1.00 Each in the
    Company (dividend Reinvestment Scheme) "that
    Pursuant to the Dividend Reinvestment Scheme (drs)
    Approved at the Extraordinary General Meeting Held
    on 25 February 2013, Approval be and is Hereby
    Given to the Company to Allot and Issue Such Number
    of New Cimb Shares for the Drs Until the Conclusion
    of the Next Annual General Meeting, Upon Such Terms
    and Conditions and to Such Persons As the Directors
    May, in Contd                                       Management  For           Voted - For
    Contd Their Absolute Discretion, Deem Fit and in
    the Interest of the Company-provided That the Issue
    Price of the Said New Cimb Shares Shall be Fixed
    By-the Directors at Not More Than 10% Discount to
    the Adjusted 5 Day Volume-weighted Average Market
    Price (vwamp) of Cimb Shares Immediately Prior to
    The-price-fixing Date, of Which the Vwamp Shall be
    Adjusted Ex-dividend Before-applying the
    Aforementioned Discount in Fixing the Issue Price
    and Not Less-than the Par Value of Cimb Shares at
    the Material Time; and That The-directors and the
    Secretary of the Company be and are Hereby
    Authorised to Do-all Such Acts and Enter Into All
    Such Transactions, Arrangements And-documents As
    May be Necessary Or Expedient in Order to Give Full
    Effect To-the Drs with Full Power to Assent to Any
    Conditions, Modifications,-variations And/or Contd  Non-Voting                Non-Voting
    Contd Amendments (if Any) As May be Imposed Or
    Agreed to by Any Relevant-authorities Or Consequent
    Upon the Implementation of the Said
    Conditions,-modifications, Variations And/or
    Amendments, As They, in Their Absolute- Discretion,
    Deemed Fit and in the Best Interest of the Company  Non-Voting                Non-Voting
8   Proposed Renewal of the Authority to Purchase Own
    Shares                                              Management  For           Voted - For
    04 Apr 2014: A Member Shall be Entitled to Appoint
    Only One (1) Proxy Unless H-e/she Has More Than
    1,000 Shares in Which Case He/she May Appoint Up to
    Five (-5) Proxies Provided Each Proxy Appointed
    Shall Represent at Least 1,000 Shares               Non-Voting                Non-Voting
    04 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes, Please Do Not Return


949




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     This Pro-xy Form Unless You Decide to Amend Your
     Original Instructions. Thank You.                   Non-Voting                Non-Voting
COCA-COLA FEMSA SAB DE CV
CUSIP: P2861Y136
Meeting Date: 06-Mar-14 Meeting Type: Annual General Meeting
I    Report from the General Director of Coca Cola
     Femsa, S.a.b. De C.v., Opinion of the Board of
     Directors Regarding the Content of the Report from
     the General Director and Reports from the Board of
     Directors Itself with Regard to the Main Accounting
     and Information Policies and Criteria That Were
     Followed in the Preparation of the Financial
     Information, As Well As Regarding the Operations
     and Activities in Which It Has Intervened, Reports
     from the Chairpersons of the Audit and Corporate
     Practices Committees, Presentation of the Financial
     Statements for the 2013 Fiscal Year, in Accordance
     with the Terms of Article 172 of the General
     Mercantile Companies Law and of the Applicable
     Provisions from the Securities Market Law           Management  For           Abstain
II   Report Regarding the Fulfillment of the Tax
     Obligations                                         Management  For           Abstain
III  Allocation of the Results Account from the 2013
     Fiscal Year, in Which are Included the Declaration
     and Payment of A Cash Dividend, Paid in Mxn         Management  For           Abstain
IV   Proposal to Establish the Maximum Amount of Funds
     That Can be Allocated to the Purchase of Shares of
     the Company                                         Management  For           Abstain
V    Election of the Members of the Board of Directors
     and Secretaries, Classification of Their
     Independence, in Accordance with the Terms of the
     Securities Market Law, and Determination of Their
     Compensation                                        Management  For           Abstain
VI.I Election of the Members of the Finance and Planning
     Committee                                           Management  For           Abstain
VI.II Election of the Members of the Audit Committee     Management  For           Abstain
VI.3 Election of the Members of the Corporate Practices
     Committee, Designation of the Chairperson of Each
     One of Them and Determination of Their Compensation Management  For           Abstain
VII  Appointment of Delegates to Formalize the
     Resolutions of the General Meeting                  Management  For           Voted - For
VIII Reading and Approval, If Deemed Appropriate, of the
     General Meeting Minutes                             Management  For           Voted - For


950

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
COCA-COLA ICECEK A.S., ISTANBUL
CUSIP: M253EL109
Meeting Date: 15-Apr-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening of the Meeting and Election of the
    Chairmanship Council                                Management  For           Voted - For
2   Reading, Discussion and Approval of the Annual
    Report Prepared by the Board of Directors           Management  For           Voted - For
3   Reading the Summary of the Independent Audit Report Management  For           Voted - For
4   Reading, Discussion and Approval of our Company's
    Financial Tables for the Year 2013 Prepared in
    Accordance with the Regulations of Capital Markets
    Board                                               Management  For           Voted - For
5   Release of Each Member of the Board of Directors
    from Liability with Regard to the 2013 Activities
    and Accounts of the Company                         Management  For           Voted - For
6   Approval of the Board of Directors Proposal on
    Distribution of Year 2013 Profits                   Management  For           Voted - For
7   Approval of the Amendment to the Dividend Policy of
    the Company in Accordance with Capital Markets
    Board Legislation                                   Management  For           Voted - For
8   Presentation to the General Assembly Amendment to
    the Disclosure Policy of the Company in Accordance
    with the Capital Markets Board Legislation          Management  For           Voted - For
9   Election of the Board of Directors and
    Determination of Their Term of Office and Fees      Management  For           Voted - For
10  Approval of the Appointment of the Independent
    Audit Firm, Elected by the Board of Directors, in
    Accordance with Turkish Commercial Code and Capital
    Markets Board Regulations                           Management  For           Voted - For
11  Presentation to the General Assembly in Accordance
    with the Capital Markets Board S Regulation on
    Donations Made by the Company in 2013               Management  For           Voted - For
12  Presentation to the General Assembly on Any
    Guarantees, Pledges and Mortgages Issued by the
    Company in Favor of Third Persons for the Year
    2013, in Accordance with the Regulations Laid Down
    by the Capital Markets Board                        Management  For           Voted - For
13  Presentation to the General Assembly on Related
    Party Transactions in the Year 2013 in Accordance


951




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with the Regulations Laid Down by the Capital
    Markets Board                                       Management  For           Voted - For
14  According to the Regulations Laid Down by the
    Capital Markets Board Information to be Given to
    the Shareholders Regarding the Payments Made to
    Board Members and Senior Management Within the
    Scope of the Compensation Policy                    Management  For           Voted - For
15  Presentation to the General Assembly, of the
    Transactions, If Any, Within the Context of Article
    1.3.6. of the Corporate Governance Communique
    II-17.1. of the of the Capital Markets Board        Management  For           Voted - For
16  Granting Authority to Members of Board of Directors
    According to Articles 395 and 396 of Turkish
    Commercial Code                                     Management  For           Voted - Against
17  Wishes and Closing                                  Management  For           Voted - For
COMMERCIAL INTERNATIONAL BANK LTD, CAIRO
CUSIP: M25561107
Meeting Date: 04-Mar-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Look Into the Bod Report Regarding the Company
    Fiscal Year Ended on 31 December 2013               Management  For           Voted - For
2   Look Into Credence Internal Auditors Report
    Regarding the Budget the Income Statement and the
    Other Financial Statements for the Fiscal Year
    Ended on 31 December 2013                           Management  For           Voted - For
3   Look Into Credence the Budget the Income Statement
    and the Other Financial Statements for the Fiscal
    Year Ended on 31 December 2013                      Management  For           Voted - For
4   Look Into Accept the Dividends Distribution Policy
    for the Fiscal Year 2013 and Delegate the Bod to
    Put and Credence Rules for the Dividends
    Distribution for the Employees                      Management  For           Abstain
5   Look Into Release Bod from Their Duties for the
    Financial Year Ended 31 December 2013 and Determine
    Their Bonus for the Year 2014                       Management  For           Voted - For
6   Look Into Hire Auditors and Set Their Fees for the
    Year for the Fiscal Year Ended 31 December 2014     Management  For           Voted - For
7   Acknowledge the Assembly About the Donations During
    2013 and Look Into Delegate the Bod to Donate in
    the Fiscal Year 2014 for More Than One Thousand
    Egyptian Pounds                                     Management  For           Voted - For
8   Look Into Acknowledge the Shareholders with the
    Annual Bonus Approved by the Bod and the Following
    Committees to the Bod for the Year 2014 Based on


952




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Recommendation of the Governance Committee and
    Evaluate the Benefits                               Management  For           Abstain
9   Look Into Credence the Changes That Occurred in the
    Bod Since the Last Annual General Meeting           Management  For           Voted - For
10  Look Into Deal with Connected Parties               Management  For           Abstain
COMPANIA CERVECERIAS UNIDAS SA
CUSIP: P24905104
Meeting Date: 09-Apr-14   Meeting Type: Ordinary General Meeting
1   Report from the President                           Management  For           Voted - For
2   Approval of the Annual Report, Balance Sheet,
    Financial Statements and the Report from the
    Outside Officers of the Company for the Fiscal Year
    That Ended on December 31, 2013                     Management  For           Voted - For
3   Distribution of the Profit from the 2013 Fiscal
    Year and Payment of Dividends                       Management  For           Voted - For
4   Presentation Regarding the Dividend Policy of the
    Company and Information Regarding the Procedures to
    be Used in the Distribution of the Same             Management  For           Abstain
5   Determination of the Compensation of the Board of
    Directors for the 2014 Fiscal Year                  Management  For           Abstain
6   Determination of the Compensation of the Members of
    the Committee of Directors and Its Budget for the
    2014 Fiscal Year                                    Management  For           Abstain
7   Determination of the Compensation for the Members
    of the Audit Committee and Its Budget for the 2014
    Fiscal Year                                         Management  For           Abstain
8   Designation of Outside Auditors for the 2014 Fiscal
    Year                                                Management  For           Voted - For
9   Account of the Activities Conducted by the
    Committee of Directors During the 2013 Fiscal Year  Management  For           Voted - For
10  Account of the Transactions That are Referred to in
    Article 147 of Law Number 18,046                    Management  For           Voted - For
11  To Deal with Any Other Matter of Corporate Matter
    of Corporate Interest That is Within the
    Jurisdiction of This General Meeting, in Accordance
    with the Law and the Corporate Bylaws, Among Which
    are A. to Report Which Risk Rating Agencies Were
    Hired for 2014, B. Expenses of the Board of
    Directors                                           Management  For           Voted - Against
CP ALL PUBLIC COMPANY LTD
CUSIP: Y1772K169
Meeting Date: 24-Apr-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    284760 Due to Deletion Of-resolution "9". All Votes
    Received on the Previous Meeting Will be


953




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                             Non-Voting                Non-Voting
1   To Certify the Minute of the Extraordinary General
    Meeting of Shareholders No. 2/2013                   Management  For           Voted - For
2   To Consider the Board of Directors Report Regarding
    the Last Year Operations of the Company              Management  For           Voted - For
3   To Consider and Approve Balance Sheet and Income
    Statement for the Year Ended December 31, 2013       Management  For           Voted - For
4   To Consider and Approve the Allocation of Profit
    for Legal Reserve and the Cash Dividend Payment      Management  For           Voted - For
5.1 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Prasert Jarupanich          Management  For           Voted - Against
5.2 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Narong Chearavanont         Management  For           Voted - For
5.3 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Pittaya Jearavisitkul       Management  For           Voted - For
5.4 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Piyawat Titasattavorakul    Management  For           Voted - For
5.5 To Consider and Approve the Appointment of the
    Company's Director to Replace the Director Who is
    Retired by Rotation: Mr. Umroong Sanphasitvong       Management  For           Voted - For
6   To Consider and Approve the Directors Remuneration   Management  For           Voted - Against
7   To Consider and Approve the Appointment of the
    Company's Auditors and Fix the Auditors Remuneration Management  For           Voted - For
8   To Consider and Approve the Issuance and Offering
    of the Bonds                                         Management  For           Voted - Against
9   Others (if Any)                                      Management  For           Voted - Against
CREDICORP LTD.
CUSIP: G2519Y108 TICKER: BAP
Meeting Date: 31-Mar-14 Meeting Type: Annual
1.  To Consider and Approve the Audited Consolidated
    Financial Statements of Credicorp and Its
    Subsidiaries for the Financial Year Ended December
    31, 2013 Including the Report Thereon of
    Credicorp's Independent External Auditors.           Management  For           Voted - For
2.1 Election of Director: Dionisio Romero Paoletti       Management  For           Voted - For
2.2 Election of Director: Raimundo Morales Dasso         Management  For           Voted - For
2.3 Election of Director: Fernando Fort Marie            Management  For           Voted - For
2.4 Election of Director: Reynaldo A. Llosa Barber       Management  For           Voted - For
2.5 Election of Director: Juan Carlos Verme Giannoni     Management  For           Voted - For
2.6 Election of Director: Luis Enrique Yarur Rey         Management  For           Voted - For


954

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.7 Election of Director: Benedicto Ciguenas Guevara    Management  For           Voted - For
2.8 Election of Director: Martin Perez Monteverde       Management  For           Voted - For
3.  Approval of Remuneration of Directors. (see
    Appendix 2)                                         Management  For           Voted - For
4.  To Appoint Independent External Auditors of
    Credicorp to Perform Such Services for the
    Financial Year 2014 and to Define the Fees for Such
    Audit Services. (see Appendix 3)                    Management  For           Voted - For
DIGI.COM BHD
CUSIP: Y2070F100
Meeting Date: 14-May-14 Meeting Type: Annual General Meeting
1   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(a) : Mr Sigve Brekke  Management  For           Voted - For
2   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(a): Dato' Saw Choo
    Boon                                                Management  For           Voted - For
3   To Re-elect the Following Directors of the Company
    Retiring Pursuant to the Company's Articles of
    Association: Under Article 98(e): Ms Yasmin Binti
    Aladad Khan                                         Management  For           Voted - For
4   To Approve the Directors' Allowances of
    Rm527,710.00 for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
5   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
6   Proposed Renewal of Existing Shareholders' Mandate
    for Recurrent Related Party Transactions of A
    Revenue Or Trading Nature to be Entered with
    Telenor Asa ("telenor") and Persons Connected with
    Telenor "that, Subject to the Provisions of the
    Main Market Listing Requirements of Bursa Malaysia
    Securities Berhad, Approval be and is Hereby Given
    for the Company and Its Subsidiaries, to Enter Into
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature with Telenor and Persons
    Connected with Telenor As Specified in Section 2.3
    of the Circular to Shareholders Dated 22 April 2014
    Which are Necessary for the Day-to-day Operations
    And/or in the Ordinary Course of Business of the
    Company and Its Subsidiaries on Terms Not More
    Favorable to the Related Parties Than Those
    Generally Available to the Public and are Not Contd Management  For           Voted - For
    Contd Detrimental to the Minority Shareholders of
    the Company and That Such-approval Shall Continue
    to be in Force Until: (i) the Conclusion of the
    Next-annual General Meeting of the Company
    Following the General Meeting at Which-this
    Ordinary Resolution Shall be Passed, at Which Time


955




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    It Will Lapse, Unless-by A Resolution Passed at A
    General Meeting, the Authority Conferred by
    This-resolution is Renewed; (ii) the Expiration of
    the Period Within Which The-next Annual General
    Meeting After the Date It is Required to be Held
    Pursuant-to Section 143(1) of the Companies Act,
    1965 (but Shall Not Extend to Such-extension As May
    be Allowed Pursuant to Section 143(2) of the
    Companies Act,-1965); Or (iii) Revoked Or Varied by
    Resolution Passed by the Shareholders At-a General
    Meeting; Whichever is Earlier; and That in Making
    the Contd                                           Non-Voting                Non-Voting
    Contd Disclosure of the Aggregate Value of the
    Recurrent Related Party-transactions Conducted
    Pursuant to the Proposed Shareholders' Approval in
    The- Company's Annual Reports, the Company Shall
    Provide A Breakdown of The-aggregate Value of
    Recurrent Related Party Transactions Made During
    The- Financial Year, Amongst Others, Based On: (i)
    the Type of the Recurrent-related Party
    Transactions Made; and (ii) the Name of the Related
    Parties-involved in Each Type of the Recurrent
    Related Party Transactions Made And-their
    Relationship with the Company and Further That
    Authority be and Is- Hereby Given to the Directors
    of the Company and Its Subsidiaries to Complete-and
    Do All Such Acts and Things (including Executing
    Such Documents As May Be-required) to Give Effect
    to the Transactions As Authorised by This Ordinary-
    Resolution"                                         Non-Voting                Non-Voting
7   Authority for Dato' Ab. Halim Bin Mohyiddin to
    Continue in Office As Independent Non-executive
    Director "that Authority be and is Hereby Given to
    Dato' Ab. Halim Bin Mohyiddin Who Has Served As an
    Independent Non-executive Director of the Company
    for A Cumulative Term Of                            Management  For           Voted - For
    More Than Nine Years, to Continue to Act As an
    Independent Non-executive Director of the Company
    Until the Conclusion of the Next Annual General
    Meeting in Accordance with Malaysian Code of
    Corporate Governance 2012"                                                    Non-Voting
DP WORLD, DUBAI
CUSIP: M2851K107
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
1   That the Company's Annual Accounts for the
    Financial Year Ended 31 December 2013 Together with
    the Auditors' Report on Those Accounts be Approved  Management  For           Voted - For
2   That A Final Dividend be Declared of 23 Us Cents
    Per Share in Respect of the Year Ended 31 December
    2013 Payable to Shareholders on the Register at
    5.00pm (dubai Time) on 1 April 2014                 Management  For           Voted - For


956




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   That Sultan Ahmed Bin Sulayem be Re-appointed As A
    Director of the Company                              Management  For           Voted - Against
4   That Jamal Majid Bin Thaniah be Re-appointed As A
    Director of the Company                              Management  For           Voted - Against
5   That Mohammed Sharaf be Re-appointed As A Director
    of the Company                                       Management  For           Voted - Against
6   That Sir John Parker be Re-appointed As A Director
    of the Company                                       Management  For           Voted - For
7   That Yuvraj Narayan be Re-appointed As A Director
    of the Company                                       Management  For           Voted - Against
8   That Deepak Parekh be Re-appointed As A Director of
    the Company                                          Management  For           Voted - For
9   That Robert Woods be Appointed As A Director of the
    Company                                              Management  For           Voted - For
10  That KPMG LLP be Re-appointed As Independent
    Auditors of the Company to Hold Office from the
    Conclusion of This Meeting Until the Conclusion of
    the Next General Meeting of the Company at Which
    Accounts are Laid                                    Management  For           Voted - For
11  That the Directors be Generally and Unconditionally
    Authorised to Determine the Remuneration of KPMG LLP Management  For           Voted - For
12  That in Substitution for All Existing Authorities
    And/or Powers, the Directors be Generally and
    Unconditionally Authorised for the Purposes of the
    Articles of Association of the Company (the
    "articles") to Exercise All Powers of the Company
    to Allot and Issue Relevant Securities (as Defined
    in the Articles) Up to an Aggregate Nominal Amount
    of Usd 553,333,333.30, Such Authority to Expire on
    the Conclusion of the Next Annual General Meeting
    of the Company Provided That the Company May Before
    Such Expiry Make an Offer Or Agreement Which Would
    Or Might Require Allotment Or Issuance of Relevant
    Securities in Pursuance of That Offer Or Agreement
    As If the Authority Conferred by This Resolution
    Had Not Expired                                      Management  For           Voted - For
13  That the Company be Generally and Unconditionally
    Authorised to Make One Or More Market Purchases of
    Its Ordinary Shares, Provided That: A. the Maximum
    Aggregate Number of Ordinary Shares Authorised to
    be Purchased is 29,050,000 Ordinary Shares of Usd
    2.00 Each in the Capital of the Company
    (representing 3.5 Per                                Management  For           Voted - For
    Cent of the Company's Issued Ordinary Share
    Capital); B. the Number of Ordinary Shares Which
    May be Purchased in Any Given Period and the Price
    Which May be Paid for Such Ordinary Shares Shall be
    in Accordance with the Rules of the Dubai Financial
    Services Authority and Nasdaq Dubai, the UK Listing
    Rules, Any Conditions Or Restrictions Imposed by
    the Dubai Financial Services Authority and
    Applicable Law, in Each Case As Applicable from
    Time to Time, C. This Authority Shall Expire on the
    Conclusion of the Next Contd                                                   Non-Voting


957




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contd Annual General Meeting of the Company; and D.
    the Company May Make A-contract to Purchase
    Ordinary Shares Under This Authority Before the
    Expiry-of the Authority Which Will Or May be
    Executed Wholly Or Partly After The-expiry of the
    Authority, and May Make A Purchase of Ordinary
    Shares In-pursuance of Any Such Contract            Non-Voting                Non-Voting
14  That in Substitution for All Existing Authorities
    And/or Powers, the Directors be Generally Empowered
    Pursuant to the Articles to Allot Equity Securities
    (as Defined in the Articles), Pursuant to the
    General Authority Conferred by Resolution 12 As If
    Article 7 (pre-emption Rights) of the Articles Did
    Not Apply to Such Allotment, Provided That the
    Power Conferred by This Resolution: A. Will Expire
    on the Conclusion of the Next Annual General
    Meeting of the Company Provided That the Company
    May Before Such Expiry Make an Offer Or Agreement
    Which Would Or Might Require Equity Securities to
    be Issued Or Allotted After Expiry of This
    Authority and the Directors May Allot Equity
    Securities in Pursuance of That Offer Or Agreement
    As If the Authority Conferred by This Resolution
    Had Not Expired; and B. is Limited to (i) Contd     Management  For           Voted - For
    Contd the Allotment of Equity Securities in
    Connection with A Rights Issue,-open Offer Or Any
    Other Pre-emptive Offer in Favour of Ordinary
    Shareholders-but Subject to Such Exclusions As May
    be Necessary to Deal with Fractional- Entitlements
    Or Legal Or Practical Problems Under Any Laws Or
    Requirements Of-any Regulatory Body in Any
    Jurisdiction; and (ii) the Allotment (other
    Than-pursuant to (i) Above) of Equity Securities
    for Cash Up to an Aggregate-amount of Usd
    83,000,000 (representing 5 Per Cent of the
    Company's Issued-ordinary Share Capital)            Non-Voting                Non-Voting
15  That the Company be Generally and Unconditionally
    Authorised to Reduce Its Share Capital by
    Cancelling Any Or All of the Ordinary Shares
    Purchased by the Company Pursuant to the General
    Authority to Make Market Purchases Conferred by
    Resolution 13 at Such Time As the Directors Shall
    See Fit in Their Discretion, Or Otherwise to Deal
    with Any Or All of Those Ordinary Shares, in
    Accordance with Applicable Law and Regulation, in
    Such Manner As the Directors Shall Decide           Management  For           Voted - For
    28 Mar 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 9. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u              Non-Voting                Non-Voting


958

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
ECOPETROL S.A.
CUSIP: ADPV14028
Meeting Date: 23-Jan-14    Meeting Type: ExtraOrdinary General Meeting
1   Safety Guidelines/open Meeting                      Management     For           Voted - For
2   Verification of the Quorum                          Management     For           Voted - For
3   Instatement of the General Meeting by the President
    of the Company                                      Management     For           Voted - For
4   Approval of the Agenda                              Management     For           Voted - For
5   Designation of the Chairperson of the General
    Meeting                                             Management     For           Voted - For
6   Designation of the Elections and Vote Counting
    Committee                                           Management     For           Voted - For
7   Designation of the Committee to Review and Approve
    the Minutes                                         Management     For           Voted - For
8   Election of the Members of the Board of Directors   Management     For           Voted - For
Meeting Date: 26-Mar-14    Meeting Type: Ordinary General Meeting
1   A Moment of Silence                                 Management     For           Voted - For
2   Verification of the Quorum                          Management     For           Voted - For
3   Instatement of the General Meeting by the President
    of Ecopetrol S.a                                    Management     For           Voted - For
4   Approval of the Agenda                              Management     For           Voted - For
5   Designation of the Chairperson of the General
    Meeting                                             Management     For           Voted - For
6   Designation of the Election and Vote Counting
    Committee                                           Management     For           Voted - For
7   Designation of the Committee for the Review and
    Approval of the Minutes                             Management     For           Voted - For
8   Report from the Board of Directors Regarding Its
    Operation, Evaluation of the President and
    Development and Fulfillment of the Good Governance
    Code                                                Management     For           Voted - For
9   Presentation of the Annual Report for 2013 by the
    Board of Directors and by the President of
    Ecopetrol S.a                                       Management     For           Voted - For
10  Report from the Minority Shareholder Representative Management     For           Voted - For
11  Reading and Consideration of the Financial
    Statements of Ecopetrol S.a. and of the
    Consolidated Financial Statements to December 31,
    2013                                                Management     For           Voted - For
12  Reading of the Opinion of the Auditor               Management     For           Voted - For
13  Approval of the Reports from the Management, of the
    Opinion of the Auditor and of the Financial
    Statements                                          Management     For           Abstain
14  Approval of the Plan for the Distribution of Profit Management     For           Voted - For
15  Election of the Auditor and Allocation of
    Compensation                                        Management     For           Voted - For
16  Election of the Members of the Board of Directors   Management     For           Voted - For


959




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
17  Proposals and Various                               Management  For           Voted - Against
EMAAR PROPERTIES, DUBAI
CUSIP: M4025S107
Meeting Date: 23-Apr-14   Meeting Type: Annual General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 30 Apr 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
1   To Receive and Approve the Report of the Board of
    Directors on the Activities and Financial Position
    of the Company for the Fiscal Year Ending 31dec2013 Management  For           Voted - For
2   To Receive and Approve the Auditors Report for the
    Fiscal Year Ending 31dec2013                        Management  For           Voted - For
3   To Discuss and Approve the Company's Balance Sheet
    and the Profit and Loss Account for the Fiscal Year
    Ending 31dec2013                                    Management  For           Voted - For
4   To Appoint the Auditors for the Fiscal Year 2014
    and Determine Their Remuneration                    Management  For           Voted - For
5   To Discharge the Members of the Board of Directors
    and Auditors from Liability for the Fiscal Year
    Ending 31dec2013                                    Management  For           Voted - For
6   To Discuss the Proposal of the Board of Directors
    Regarding Distribution of 15 Percent of Share
    Capital As Cash Dividends and 10 Percent of Share
    Capital As Bonus Shares                             Management  For           Voted - For
7   Ratification of Appointment of Mr Jamal Hamed Thani
    Buti Al Marri As Board Member in Replacement of
    H.e. Abdullah Al Ghobash for the Remainder of the
    Latters Term As Member of the Board of Directors of
    the Company                                         Management  For           Voted - For
8   To Grant Approval for the Payment of Bonus to the
    Non-executive Members of the Board of Directors
    Amounting to Aed 500,000 for Each Non-executive
    Board Member                                        Management  For           Voted - For
9   To Grant Approval Under Article 108 of Federal Law
    No.8 of 1984 and the Amendments Thereto for the
    Members of the Board of Directors to Carry on
    Activities Included in the Objects of the Company
    Provided They Do Not Compete Directly with the
    Company                                             Management  For           Voted - For
EMPRESA NACIONAL DE ELECTRICIDAD SA ENDESA (CHILE)
CUSIP: P3710M109
Meeting Date: 22-Apr-14   Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, Balance Sheet,
    Financial Statements and Reports from the Outside


960




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Auditors and Accounts Inspectors for the Fiscal
    Year That Ended on December 31, 2013                Management  For           Voted - For
2   Distribution of the Profit from the Fiscal Year and
    Payment of Dividends                                Management  For           Voted - For
3   Establishment of the Compensation of the Members of
    the Board of Directors                              Management  For           Abstain
4   Establishment of the Compensation of the Committee
    of Directors and Determination of Their Respective
    Budget for 2014                                     Management  For           Abstain
5   Report Regarding the Expenses of the Board of
    Directors and the Annual Management, Activities and
    Expense Report from the Committee of Directors      Management  For           Voted - For
6   Designation of an Outside Auditing Firm Governed by
    Title Xxviii of Law 18,045                          Management  For           Voted - For
7   Designation of Two Full Accounts Inspectors and Two
    Alternates and the Determination of Their
    Compensation                                        Management  For           Voted - For
8   Designation of Private Risk Rating Agencies         Management  For           Voted - For
9   Approval of the Investment and Financing Policy     Management  For           Voted - For
10  Presentation of the Dividend Policy and Information
    Regarding the Procedures to be Used in the
    Distribution of Dividends                           Management  For           Voted - For
11  Information Regarding the Resolutions of the Board
    of Directors Related to the Acts Or Contracts
    Governed by Title Xvi of Law Number 18,046          Management  For           Voted - For
12  Information Regarding the Processing, Printing and
    Mailing Costs for the Information Required by
    Circular Number 1,816 from the Superintendency of
    Securities in Insurance                             Management  For           Abstain
13  Other Matters of Corporate Interest That are Within
    the Jurisdiction of the Annual General Meeting of
    Shareholders                                        Management  For           Voted - Against
14  The Passage of the Other Resolutions Necessary to
    Properly Carry Out the Resolutions That are Passed  Management  For           Voted - For
EMPRESA NACIONAL DE TELECOMUNICACIONES SA ENTEL
CUSIP: P37115105
Meeting Date: 29-Apr-14     Meeting Type: Ordinary General Meeting
1   Annual Report, Balance Sheet and Other Financial
    Statements As of December 31, 2013                  Management  For           Voted - For
2   Approval of Definitive Dividend for the Period 2013 Management  For           Voted - For
3   Statement of the Board of Directors in Respect of
    Policy of Dividends                                 Management  For           Voted - For
4   Approval of Investment and Financing Policies       Management  For           Voted - For
5   Election of the Board of Directors                  Management  For           Voted - Against
6   Determination of the Remuneration of Directors      Management  For           Voted - For
7   Determination of the Remuneration of the Committee
    of Directors and Its Expense Budget                 Management  For           Voted - For
8   Appointment of Supervisors (external Auditors and
    Account Inspectors)                                 Management  For           Voted - For


961

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
9   Appointment of Rating Agencies                      Management    For           Voted - For
10  Report on Related Operations                        Management    For           Voted - For
11  To Determine the Newspaper for Publishing of
    Notices of A Meeting                                Management    For           Voted - For
12  Other Matters of Interest for the Company, and of
    the Competence of the Meeting                       Management    For           Voted - Against
EMPRESAS CMPC SA
CUSIP: P3712V107
Meeting Date: 22-Apr-14   Meeting Type: ExtraOrdinary General Meeting
A   To Increase the Share Capital in an Amount to be
    Freely Determined by the General Meeting, by Up to
    Usd 250 Million, to be Paid in Through the Issuance
    of Paid Shares, to be Issued and Placed in the
    Manner, at the Times and for the Amount That is
    Freely Resolved on by the General Meeting in
    Accordance with the Law, with the Delegation to the
    Board of Directors of the Final Establishment of
    the Placement Price of the Mentioned Paid Shares
    Being Allowed, Amending the Corporate Bylaws for
    That Purpose                                        Management    For           Voted - For
B   To Pass All the Other Resolutions That are
    Necessary to Bring About and Carry Out the Capital
    Increase, Bylaws Amendment and Other Resolutions
    Passed by the General Meeting, Giving Broad Powers
    to the Board of Directors for These Purposes        Management    For           Voted - For
Meeting Date: 22-Apr-14   Meeting Type: Ordinary General Meeting
1   To Discuss the Annual Report, Annual Financial
    Statements and Report of External Audit Company for
    the Period Ended December 31, 2013                  Management    For           Voted - For
2   To Resolve About the Appropriation of Profits of
    the Period and Allocation of A Final Dividend
    Number 260                                          Management    For           Voted - For
3   Election of the Board of Directors                  Management    For           Abstain
4   To Inform About the Agreements of the Board of
    Directors in Relation to the Operations Referred to
    in Title Xvi of the Law 18.046                      Management    For           Voted - For
5   Appointment of External Audit Company and Rating
    Agencies                                            Management    For           Voted - For
6   Determination of the Remuneration of the Board of
    Directors, As Well As the Remuneration and Budget
    of the Committee of Directors for the Period 2014   Management    For           Abstain
7   To Inform About Policies and Procedures Regarding
    Profits and Dividends                               Management    For           Abstain
8   To Take Notice and Resolve Any Other Matter of the
    Competence of the Regular Stockholders Meeting,
    Pursuant to the Law and the Bylaws                  Management    For           Voted - Against


962

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
EMPRESAS COPEC SA
CUSIP: P7847L108
Meeting Date: 23-Apr-14    Meeting Type: Ordinary General Meeting
1   To Submit the Financial Statements of the Company
    to December 31, 2013, and the Annual Report from
    the Board of Directors to A Vote and to Give an
    Accounting of the Progress of the Corporate Business Management  For           Voted - For
2   Designation of Members of the Board of Directors     Management  For           Abstain
3   To Give an Accounting of the Transactions Conducted
    by the Company That are Referred to in Title Xvi of
    Law Number 18,046                                    Management  For           Voted - For
4   To Establish the Compensation of the Board of
    Directors for the Next Fiscal Year                   Management  For           Abstain
5   To Establish the Compensation and Expense Budget of
    the Committee That is Referred to in Article 50 Bis
    of Law Number 18,046, to Give an Accounting of Its
    Activities and Its Annual Management Report          Management  For           Abstain
6   To Designate Outside Auditors and Risk Rating
    Agencies                                             Management  For           Voted - For
7   To Deal with Any Other Matter of Corporate Interest
    That is Within the Authority of the Type of General
    Meeting That is Being Called                         Management  For           Voted - Against
ENERSIS SA
CUSIP: P37186106
Meeting Date: 23-Apr-14    Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, Balance Sheet,
    Financial Statements and Reports from the Outside
    Auditors and Accounts Inspectors for the Fiscal
    Year That Ended on December 31, 2013                 Management  For           Voted - For
2   Distribution of the Profit from the Fiscal Year and
    Payment of Dividends                                 Management  For           Abstain
3   Establishment of the Compensation of the Members of
    the Board of Directors                               Management  For           Abstain
4   Establishment of the Compensation of the Committee
    of Directors and Determination of Their Respective
    Budget for 2014                                      Management  For           Abstain
5   Report Regarding the Expenses of the Board of
    Directors and Annual Management, Activities and
    Expense Report from the Committee of Directors       Management  For           Voted - For
6   Designation of an Outside Auditing Firm Governed by
    Title Xxviii of Law 18,045                           Management  For           Voted - For
7   Designation of Two Full Accounts Inspectors and Two
    Alternates and the Determination of Their
    Compensation                                         Management  For           Voted - For
8   Designation of Private Risk Rating Agencies          Management  For           Voted - For
9   Approval of the Investment and Financing Policy      Management  For           Voted - For


963




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Presentation of the Dividend Policy and Information
    Regarding the Procedures to be Used in the
    Distribution of Dividends                           Management  For           Voted - For
11  Information Regarding the Resolutions of the Board
    of Directors Related to the Acts Or Contracts
    Governed by Article 146 of Law Number 18,046        Management  For           Voted - For
12  Information Regarding the Processing, Printing and
    Mailing Costs for the Information Required by
    Circular Number 1,816 from the Superintendency of
    Securities in Insurance                             Management  For           Voted - For
13  Other Matters of Corporate Interest That are Within
    the Jurisdiction of the Annual General Meeting of
    Shareholders                                        Management  For           Voted - Against
14  The Passage of the Other Resolutions Necessary to
    Properly Carry Out the Resolutions That are Passed  Management  For           Voted - For
ENGRO FOODS LTD
CUSIP: Y229AG101
Meeting Date: 30-Apr-14     Meeting Type: Annual General Meeting
1   To Receive and Consider the Audited Accounts for
    the Year Ended December 31, 2013 and the Directors
    and Auditors Reports Thereon                        Management  For           Voted - For
2   To Appoint Auditors and Fix Their Remuneration      Management  For           Voted - Against
ENKA INSAAT VE SANAYI A.S
CUSIP: M4055T108
Meeting Date: 27-Mar-14     Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Election of the General Assembly Presidential
    Board, and Authorization of the Presidential Board
    for Signing the Minutes of the General Assembly
    Meeting                                             Management  For           Voted - For
2   Reading and Discussing the Annual Report of the
    Board of Directors and the Report of Auditors, and
    the Balance Sheet and Income Statement for the
    Fiscal Year 2013                                    Management  For           Voted - For


964




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Reading and Discussing the Report of Independent
    Auditors                                            Management  For           Voted - For
4   Informing the Shareholders About the Donations Made
    Within the Fiscal Year 2013                         Management  For           Voted - For
5   Approval of Balance Sheet and Income Statement
    Accounts of 2013                                    Management  For           Voted - For
6   Acquittal and Release of the Board Members and
    Auditors                                            Management  For           Voted - For
7   Informing the Shareholders About the Remuneration
    Policy Applicable to Board Members and Top Managers Management  For           Voted - For
8   Election of the Board Members                       Management  For           Voted - For
9   Determining the Attendance Fee Payable to Board
    Members                                             Management  For           Voted - For
10  Approval of the Selection of the Independent
    Auditors                                            Management  For           Voted - For
11  Decision on Cash Dividend Distribution              Management  For           Voted - For
12  Approval of Revised Cash Dividend Policy            Management  For           Voted - For
13  Approval of Revised Donation Policy                 Management  For           Voted - For
14  Providing Information to the Shareholders About the
    Assurances, Mortgages and Heritable Securities
    Given to the Third Parties                          Management  For           Voted - For
15  Authorization of the Board Members to Engage in
    Businesses Mentioned in Articles 395 and 396 of the
    Turkish Code of Commerce And, in Compliance with
    the Corporate Governance Principles, Informing the
    General Assembly on Any Businesses Engaged in and
    Performed by the Same Within Such Framework During
    the Fiscal Year of 2013                             Management  For           Voted - Against
16  Requests and Recommendations                        Management  For           Voted - For
Meeting Date: 19-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Formation of the Presidency Board and Authorization
    of the Presidency Board to Sign the Meeting Minutes Management  For           Voted - For
2   Authorization of the Board for Dividend Advance
    Payment                                             Management  For           Abstain
3   Decision on Setoff in Case of Loss                  Management  For           Abstain
4   Wishes and Hopes                                    Management  For           Voted - For


965

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
EREGLI DEMIR VE CELIK FABRIKALARI TURK ANONIM SIRK
CUSIP: M40710101
Meeting Date: 31-Mar-14    Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Council    Management  For           Voted - For
2   Granting Authorization to the Chairmanship Council
    for Signing the Meeting Minutes                     Management  For           Voted - For
3   Reading the Annual Report for the Year of 2013      Management  For           Voted - For
4   Reading Independent Auditing Report for the Year of
    2013                                                Management  For           Voted - For
5   Reading, Deliberation and Approval of Balance Sheet
    and Profit and Loss Statements for the Year of 2013 Management  For           Voted - For
6   Approval of the New Appointments Within Board of
    Directors                                           Management  For           Abstain
7   Absolving the Members of the Board of Directors     Management  For           Voted - For
8   Submitting to General Assembly's Approval of
    Updates on Dividend Policy                          Management  For           Voted - For
9   Deliberation and Approval of Profit Distribution
    and Distribution Date                               Management  For           Voted - For
10  Determination of Numbers of Board Members           Management  For           Abstain
11  Determination of Remuneration of Board Members      Management  For           Voted - For
12  Granting Permission to the Members of Board of
    Directors to Conduct Their Activities with the Bank
    Adherence to the Articles 395 and 396 of the
    Turkish Commercial Code                             Management  For           Voted - Against
13  Providing Information to Shareholders Based on
    Article 1.3.6 of Corporate Governance Communique
    II-17.1 of the Capital Markets Board                Management  For           Voted - For
14  Deliberation and Decision on Independent Auditing
    Firm Elected by Board of Directors Adherence to the
    Laws and the Regulations of the Capital Markets
    Board and the Turkish Commercial Code               Management  For           Voted - For
15  Submitting to General Assembly S Approval of
    Amendments on Core Policy Adherence to Corporate
    Governance Principles                               Management  For           Abstain
16  Providing Information to General Assembly About the
    Assurances, Mortgages and Heritable Securities
    Given to Third Parties                              Management  For           Voted - For


966




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
17  Providing Information to the General Assembly About
    Executed Transactions with Related Parties           Management  For           Voted - For
18  Submitting to General Assembly's Approval of
    Amendments on Donation Policy                        Management  For           Voted - For
19  Providing Information to General Assembly Regarding
    the Donations Made Within the Fiscal Year 2013       Management  For           Voted - For
20  Determination of A Upper Limit for Donations to be
    Made in 2014                                         Management  For           Voted - For
21  Determination of Wage Policy for Member of Board of
    Directors and Senior Executives                      Management  For           Voted - For
22  Submitting to General Assembly S Approval of
    Amendments on Disclosure Policy                      Management  For           Voted - For
23  Wishes and Hopes                                     Management  For           Voted - For
EXXARO RESOURCES LTD
CUSIP: S26949107
Meeting Date: 27-May-14  Meeting Type: Annual General Meeting
1O1.1 Elect Dr Cj Fauconnier As Director                 Management  For           Voted - For
1O1.2 Re-elect Mr Nl Sowazi As Director                  Management  For           Voted - Against
1O1.3 Re-elect Mr D Zihlangu As Director                 Management  For           Voted - For
2O2.1 Elect Dr Cj Fauconnier As Member of the Audit
    Committee                                            Management  For           Voted - For
2O2.2 Re-elect Mr Rp Mohring As Member of the Audit
    Committee                                            Management  For           Voted - For
2O2.3 Re-elect Mr J Van Rooyen As Member of the Audit
    Committee                                            Management  For           Voted - For
3O3.1 Elect Dr Cj Fauconnier As Member of the Social and
    Ethics Committee                                     Management  For           Voted - For
3O3.2 Re-elect Mr Rp Mohring As Member of the Socialand
    Ethics Committee                                     Management  For           Voted - For
3O3.3 Re-elect Dr Mf Randera As Member of the Social and
    Ethics Committee                                     Management  For           Voted - For
4.O Approve Remuneration Policy                          Management  For           Voted - For
5.O Reappoint PricewaterhouseCoopers Incorporated As
    Auditors of the Company with Td Shango As the
    Designated Audit Partner                             Management  For           Voted - For
6.O Place Authorised But Unissued Shares Under Control
    of Directors                                         Management  For           Voted - For
7.O Authorise Board to Issue Shares for Cash Up to A
    Maximum of Five Percent of Issued Share Capital      Management  For           Voted - For
8.O Authorise Board to Ratify and Execute Approved
    Resolutions                                          Management  For           Voted - For
S.1 Approve Non-executive Directors Fees                 Management  For           Voted - For
S.2 Authorise Repurchase of Up to Five Percent of
    Issued Share Capital                                 Management  For           Voted - For
S.3 Approve Financial Assistance in Terms of Section 44
    of the Companies Act                                 Management  For           Voted - For
S.4 Approve Financial Assistance in Terms of Section 45
    of the Companies Act Disclaimer                      Management  For           Voted - For


967




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    12 May 2014: Please Note That This is A Revision
    Due to Change in Directors Na-mes in Resolutions
    1o1.1 to 3o3.3 and Change in Numbering of the
    Resolutions.-if You Have Already Sent in Your
    Votes, Please Do Not Vote Again Unless You D-ecide
    to Amend Your Original Instructions. Thank You.     Non-Voting                Non-Voting
FAUJI FERTILIZER CO LTD
CUSIP: Y24695101
Meeting Date: 14-Mar-14 Meeting Type: Annual General Meeting
1   Confirmation of the Minutes of Extraordinary
    General Meeting Held on August 21, 2013             Management  For           Voted - For
2   Consideration, Approval and Adoption of Annual
    Audited Accounts and the Consolidated Audited
    Accounts of Ffc and Its Subsidiaries Along with
    Directors' and Auditors' Reports Thereon for the
    Year Ended December 31, 2013                        Management  For           Voted - For
3   Appointment of Auditors for the Year 2014 and to
    Fix Their Remuneration                              Management  For           Voted - For
4   Approval of Final Dividend for the Year Ended
    December 31, 2013 As Recommended by the Board of
    Directors                                           Management  For           Voted - For
5   Transact Any Other Business with the Permission of
    the Chair                                           Management  For           Voted - Against
    26 Feb 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
FERREXPO PLC, LONDON
CUSIP: G3435Y107
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   To Receive the Accounts and Reports of the
    Directors and the Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013 (other Than the
    Part Containing the Directors' Remuneration Policy) Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy As
    Set Out in the Directors' Remuneration Report for
    the Year Ended 31 December 2013                     Management  For           Voted - For
4   To Declare A Dividend of 3.3 Us Cents Per Ordinary
    Share                                               Management  For           Voted - For
5   To Re-appoint Ernst and Young LLP As Auditors of
    the Company                                         Management  For           Voted - For
6   To Authorise the Directors to Determine the
    Auditors' Remuneration                              Management  For           Voted - For


968




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Re-elect Michael Abrahams As A Director           Management  For           Voted - For
8   To Re-elect Oliver Baring As A Director              Management  For           Voted - For
9   To Re-elect Raffaele (lucio) Genovese As A Director  Management  For           Voted - For
10  To Re-elect Wolfram Kuoni As A Director              Management  For           Voted - For
11  To Re-elect Christopher Mawe As A Director           Management  For           Voted - For
12  To Re-elect Ihor Mitiukov As A Director              Management  For           Voted - For
13  To Re-elect Miklos Salamon As A Director             Management  For           Voted - For
14  To Re-elect Kostyantin Zhevago As A Director         Management  For           Voted - For
15  To Renew the Directors' Authority to Allot Shares    Management  For           Voted - For
16  To Renew the Directors' Authority to Disapply Pre-
    Emption Rights                                       Management  For           Voted - For
17  To Renew the Authority for the Company to Purchase
    Its Own Shares                                       Management  For           Voted - For
18  To Renew the Authority for General Meetings to be
    Called on 14 Clear Days' Notice                      Management  For           Voted - Against
FIRST GULF BANK, ABU DHABI
CUSIP: M4580N105
Meeting Date: 26-Feb-14 Meeting Type: Annual General Meeting
1   Discuss and Approve the Report of the Board of
    Directors on the Activity of the Bank and Its
    Financial Statements for the Financial Year Ending
    31 Dec 2013                                          Management  For           Abstain
2   Discuss and Approve the Bank Balance Sheet and
    Profit and Loss Statement for the Financial Year
    Ending 31 Dec 2013                                   Management  For           Abstain
3   Discuss and Approve the Report of the External
    Auditors for the Financial Year Ending 31 Dec 2013   Management  For           Abstain
4   Consider the Proposal of the Board of Directors on
    the Appropriation of Net Profits for the Financial
    Year Ending 31 Dec 2013. This Includes Distribution
    of 100 Percentage of the Capital As Cash Dividend
    and 30 Percentage Bonus Shares Subjected to Central
    Banks Approval and Reserves and Provisions           Management  For           Voted - For
5   Discuss and Approve Board of Director's Remuneration Management  For           Abstain
6   Discharge of the Board Members for Their Actions
    During 2013                                          Management  For           Abstain
7   Discharge of the External Auditors for Their
    Actions During 2013                                  Management  For           Voted - For
8   Appointment of Auditors for the Financial Year 2014
    and Determine Their Fees                             Management  For           Voted - For
FIRSTRAND LTD
CUSIP: S5202Z131
Meeting Date: 03-Dec-13 Meeting Type: Annual General Meeting
O.1.1Re-election of Pk Harris As Director by Way of A
    Separate Resolution                                  Management  For           Voted - For


969




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.1.2Re-election of Wr Jardine As Director by Way of A
    Separate Resolution                                 Management  For           Voted - For
O.1.3Re-election of Eg Matenge-sebesho As Director by
    Way of A Separate Resolution                        Management  For           Voted - For
O.1.4Re-election of at Nzimande As Director by Way of A
    Separate Resolution                                 Management  For           Voted - For
O.1.5To Elect Vw Bartlett As Director Who Have Reached
    Age Seventy                                         Management  For           Voted - For
O.1.6To Elect Jjh Bester As Director Who Have Reached
    Age Seventy                                         Management  For           Voted - For
O.1.7To Elect Jj Durand As Director Appointed by the
    Directors to Fill Vacancies                         Management  For           Voted - For
O.1.8To Elect Gg Gelink As Director Appointed by the
    Directors to Fill Vacancies                         Management  For           Voted - For
O.1.9To Elect P Cooper As an Alternate Director
    Appointed by the Directors                          Management  For           Voted - For
O.2.1Appointment of Deloitte and Touche As Auditors and
    K Black As the Individual Registered Auditor        Management  For           Voted - For
O.2.2Appointment of PricewaterhouseCoopers As Auditors
    and T Winterboer As the Individual Registered
    Auditor                                             Management  For           Voted - For
2.3 Endorsement of Remuneration Policy                  Management  For           Voted - For
O.3 Place the Unissued Ordinary Shares Under the
    Control of the Directors                            Management  For           Voted - For
O.4 General Authority to Issue Authorised But Unissued
    Ordinary Shares                                     Management  For           Voted - For
S.1 Authority to Repurchase Ordinary Shares             Management  For           Voted - For
S.2.1 Financial Assistance to Directors and Prescribed
    Officers As Employee Share Scheme Beneficiaries     Management  For           Voted - For
S.2.2 Financial Assistance to Related and Interrelated
    Companies                                           Management  For           Voted - For
S.3 Remuneration of Non-executive Directors with Effect
    from 20131203                                       Management  For           Voted - For
    22 Nov 13: Please Note That This is A Revision Due
    to Change in the Numbering-of Resolutions. If You
    Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo- U.            Non-Voting                Non-Voting
Meeting Date: 21-May-14 Meeting Type: Ordinary General Meeting
O.1 Amendment of Certain Provisions of the Frbet Deed   Management  For           Voted - For
O.2 Amendment of Certain Provisions of the Frbnedt Deed Management  For           Voted - For
O.3 Directors' Authority to Implement Resolutions       Management  For           Voted - For
FORD OTOMOTIV SANAYI AS, KOCAELI
CUSIP: M7608S105
Meeting Date: 25-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.


970




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Formation of the Presidency Board       Management  For           Voted - For
2   Reading and Discussion of the Report Prepared by
    the Board                                           Management  For           Voted - For
3   Reading and Discussion of the Reports Prepared by
    the Independent Audit Firm                          Management  For           Voted - For
4   Reading, Discussion and Approval of the Financial
    Statements                                          Management  For           Voted - For
5   Approval of Changes Within the Board                Management  For           Voted - For
6   Release of the Board                                Management  For           Voted - For
7   Approval of Dividend Policy                         Management  For           Voted - For
8   Decision on Profit Distribution Proposal            Management  For           Voted - For
9   Election of the Board and Determination of Their
    Number and Term of Office and Election of
    Independent Board                                   Management  For           Voted - For
10  Informing the Shareholders About Wage Policy of
    Senior Management                                   Management  For           Voted - For
11  Determination of Wages                              Management  For           Voted - For
12  Approval of Independent Audit Firm                  Management  For           Voted - For
13  Informing the Shareholders About Related Party
    Transactions                                        Management  For           Voted - For
14  Informing the Shareholders About Donations and
    Determination of Upper Limit for Donations          Management  For           Voted - For
15  Granting Permission to Carry Out Transactions That
    Might Lead to Conflict of Interest with the Company
    and to Compete to the Majority Shareholders, Board,
    High Level Executives and Their Spouses Accordance
    with the Article 395 and 396 of the Turkish
    Commercial Code                                     Management  For           Voted - Against
16  Wishes                                              Management  For           Voted - For
FRESNILLO PLC, LONDON
CUSIP: G371E2108
Meeting Date: 16-May-14    Meeting Type: Annual General Meeting
1   Receiving the 2013 Report and Accounts              Management  For           Voted - For
2   That, A Special Dividend of 6.8 Us Cents Per
    Ordinary Share, be Declared. Directors Remuneration
    Policy                                              Management  For           Voted - For
3   Approval of the Directors' Remuneration Policy      Management  For           Voted - For
4   Approval of the Directors' Remuneration Report      Management  For           Voted - For
5   Re-election of Mr Alberto Bailleres                 Management  For           Voted - For


971




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Re-election of Mr Fernando Ruiz                      Management  For           Voted - Against
7   Re-election of Mr Guy Wilson                         Management  For           Voted - For
8   Re-election of Mr Juan Bordes                        Management  For           Voted - For
9   Re-election of Mr Arturo Fernandez                   Management  For           Voted - For
10  Re-election of Mr Rafael Mac Gregor                  Management  For           Voted - For
11  Re-election of Mr Jaime Lomelin                      Management  For           Voted - For
12  Re-election of Ms Maria Asuncion Aramburuzabala      Management  For           Voted - For
13  Re-election of Mr Alejandro Bailleres                Management  For           Voted - For
14  Election of Ms Barbara Garza Laguera                 Management  For           Voted - For
15  Election of Mr Jaime Serra                           Management  For           Voted - For
16  Election of Mr Charles Jacobs                        Management  For           Voted - For
17  Re-appointment of Ernst and Young LLP As Auditors    Management  For           Voted - For
18  Authority to Set the Remuneration of the Auditors    Management  For           Voted - For
19  Directors' Authority to Allot Shares                 Management  For           Voted - For
20  Authority to Disapply Pre-emption Rights             Management  For           Voted - For
21  Authority for the Company to Purchase Its Own Shares Management  For           Voted - For
22  Notice Period for A General Meeting                  Management  For           Voted - Against
    01 May 2014: Please Note That This is A Revision
    Due to Change in Text of Reso-lution 2. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
GENTING BHD
CUSIP: Y26926116
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
1   To Approve the Payment of Directors' Fees of
    Rm928,550 for the Financial Year Ended 31 December
    2013 (2012 : Rm830,380)                              Management  For           Voted - For
2   To Re-elect Mr Chin Kwai Yoong As A Director of the
    Company Pursuant to Article 99 of the Articles of
    Association of the Company                           Management  For           Voted - For
3   That Dato' Paduka Nik Hashim Bin Nik Yusoff,
    Retiring in Accordance with Section 129 of the
    Companies Act, 1965, be and is Hereby Re-appointed
    As A Director of the Company to Hold Office Until
    the Conclusion of the Next Annual General Meeting    Management  For           Voted - For
4   That Tun Mohammed Hanif Bin Omar, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                   Management  For           Voted - For
5   That Tan Sri Dr. Lin See Yan, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                   Management  For           Voted - For
6   To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company and to Authorise the Directors to Fix
    Their Remuneration                                   Management  For           Voted - For


972




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Authority to Directors Pursuant to Section 132d of
    the Companies Act, 1965                             Management  For           Voted - For
Meeting Date: 12-Jun-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Authority for the Company to Purchase Its
    Own Shares                                          Management  For           Voted - For
2   Proposed Shareholders' Mandate for Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature                                              Management  For           Voted - For
GENTING MALAYSIA BHD
CUSIP: Y2698A103
Meeting Date: 11-Jun-14 Meeting Type: Annual General Meeting
1   To Approve the Declaration of A Final Single-tier
    Dividend of 3.9 Sen Per Ordinary Share of 10 Sen
    Each for the Financial Year Ended 31 December 2013
    to be Paid on 22 July 2014 to Members Registered in
    the Record of Depositors on 30 June 2014            Management  For           Voted - For
2   To Approve the Payment of Directors' Fees of
    Rm1,079,350 for the Financial Year Ended 31
    December 2013 (2012: Rm871,998)                     Management  For           Voted - For
3   To Re-elect the Following Person As Director of the
    Company Pursuant to Article 99 of the Articles of
    Association of the Company: Gen. (r) Tan Sri Dato'
    Seri Diraja Mohd Zahidi Bin Hj Zainuddin            Management  For           Voted - For
4   To Re-elect the Following Person As Director of the
    Company Pursuant to Article 99 of the Articles of
    Association of the Company: Mr Quah Chek Tin        Management  For           Voted - For
5   That Tun Mohammed Hanif Bin Omar, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                  Management  For           Voted - For
6   That Tan Sri Alwi Jantan, Retiring in Accordance
    with Section 129 of the Companies Act, 1965, be and
    is Hereby Re-appointed As A Director of the Company
    to Hold Office Until the Conclusion of the Next
    Annual General Meeting                              Management  For           Voted - For
7   That Tan Sri Clifford Francis Herbert, Retiring in
    Accordance with Section 129 of the Companies Act,
    1965, be and is Hereby Re-appointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting                  Management  For           Voted - Against
8   To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For
9   Authority to Directors Pursuant to Section 132d of
    the Companies Act, 1965                             Management  For           Voted - For
10  Proposed Renewal of Shareholders' Mandate for
    Recurrent Related Party Transactions of A Revenue


973




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Or Trading Nature and Proposed New Shareholders'
    Mandate for Additional Recurrent Related Party
    Transactions of A Revenue Or Trading Nature         Management  For           Voted - For
Meeting Date: 11-Jun-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Authority for the Company to Purchase Its
    Own Shares                                          Management  For           Voted - For
GOLDCORP INC, VANCOUVER, BC
CUSIP: 380956409
Meeting Date: 01-May-14 Meeting Type: MIX
A.1 Elect Director: John P. Bell                        Management  For           Voted - For
A.2 Elect Director: Beverley A. Briscoe                 Management  For           Voted - For
A.3 Elect Director: Peter J. Dey                        Management  For           Voted - For
A.4 Elect Director: Douglas M. Holtby                   Management  For           Voted - For
A.5 Elect Director: Charles A. Jeannes                  Management  For           Voted - For
A.6 Elect Director: Clement A. Pelletier                Management  For           Voted - For
A.7 Elect Director: P. Randy Reifel                     Management  For           Voted - For
A.8 Elect Director: Ian W. Telfer                       Management  For           Voted - For
A.9 Elect Director: Blanca Trevino                      Management  For           Voted - For
A.10 Elect Director: Kenneth F. Williamson              Management  For           Voted - For
B   The Appointment of Deloitte LLP, Chartered
    Accountants, As Auditors of the Company and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
C   Approving Certain Amendments to the Restricted
    Share Unit Plan of the Company                      Management  For           Voted - For
D   Approving an Amendment to the Stock Option Plan of
    the Company                                         Management  For           Voted - For
E   A Non-binding Advisory Resolution Accepting the
    Company's Approach to Executive Compensation        Management  For           Voted - Against
F   Voted on Such Other Business As May Properly Come
    Before the Meeting Or Any Adjournment Thereof       Management  For           Voted - Against
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "c, D
    and E" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "a.1 to A.10 and B". Thank
    You.                                                Non-Voting                Non-Voting
GRAMEENPHONE LTD
CUSIP: Y2844C102
Meeting Date: 09-Apr-14 Meeting Type: Annual General Meeting
1   Consideration and Adoption of the Directors Report
    and the Audited Financial Statements of the Company
    for the Year Ended December 31, 2013 Together with
    the Auditors Report Thereon                         Management  For           Voted - For


974




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Declaration of Dividend for the Year Ended December
    31, 2013 As Recommended by the Board of Directors   Management  For           Voted - For
3   Election/re-election of Directors                   Management  For           Abstain
4   Appointment of Auditors and Fixation of Their
    Remuneration                                        Management  For           Voted - For
GRUPO BIMBO SAB DE CV, MEXICO
CUSIP: P4949B104
Meeting Date: 22-Nov-13 Meeting Type: Ordinary General Meeting
I   Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Payment of A Cash
    Dividend in the Amount of Mxn 0.35 for Each One of
    the Shares Representative of the Share Capital of
    the Company That is in Circulation                  Management  For           Voted - For
II  Designation of Special Delegates                    Management  For           Voted - For
Meeting Date: 08-Apr-14 Meeting Type: Annual General Meeting
I   Discussion, Approval Or Amendment of the Report
    from the Board of Directors That is Referred to in
    the Main Part of Article 172 of the General
    Mercantile Companies Law, Including the Audited
    Financial Statements of the Company, Consolidated
    with Those of Its Subsidiary Companies, for the
    Fiscal Year That Ended on December 31, 2013, After
    the Reading of the Following Reports, the Report
    from the Chairperson of the Board of Directors and
    General Director, the One from the Outside Auditor
    and the One from the Chairperson of the Audit
    Committee of the Company                            Management  For           Abstain
II  Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report That is
    Referred to in Article 86, Part Xx, of the Income
    Tax Law in Effect in 2013, Regarding the
    Fulfillment of the Tax Obligations of the Company   Management  For           Abstain
III Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Allocation of Results
    for the Fiscal Year That Ended on December 31, 2013 Management  For           Abstain
IV  Election Or, If Deemed Appropriate, Ratification of
    the Appointment of the Members of the Board of
    Directors and Determination of Their Compensation   Management  For           Abstain
V   Election Or, If Deemed Appropriate, Ratification of
    the Appointment of the Chairperson and the Members
    of the Audit Committee of the Company, As Well As
    the Determination of Their Compensation             Management  For           Abstain
VI  Presentation And, If Deemed Appropriate, Approval
    of the Report Regarding the Purchase of Shares of
    the Company, As Well As the Determination of the
    Maximum Amount of Funds That the Company Can
    Allocate to the Purchase of Shares of the Company,
    in Accordance with the Terms of Article 56, Part
    IV, of the Securities Market Law                    Management  For           Abstain


975




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
VII Designation of Special Delegates                    Management  For           Voted - For
Meeting Date: 08-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Presentation, Discussion And, If Deemed
    Appropriate, Approval of A Partial Amendment of the
    Bylaws of the Company in Relation to Their
    Adaptation to the Provisions of the Securities
    Market Law                                          Management  For           Abstain
    17 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
GRUPO ELEKTRA SAB DE CV, CIUDAD DE MEXICO
CUSIP: P3642B213
Meeting Date: 28-Nov-13 Meeting Type: Ordinary General Meeting
1   Proposal, Discussion And, If Deemed Appropriate,
    Approval of the Payment of Dividends                Management  For           Abstain
2   Proposal, Discussion And, If Deemed Appropriate,
    Approval of the Granting of Powers to Various
    Persons                                             Management  For           Voted - For
3   Appointment of Special Delegates from the General
    Meeting to Appear Before the Notary Public of Their
    Choice to File the Minutes and Record the
    Resolutions of the General Meeting in the Registry
    of the Board of Trade, As Well As to Carry Out Any
    Other Measures Related to the Same                  Management  For           Voted - For
Meeting Date: 07-Apr-14 Meeting Type: Annual General Meeting
I   Presentation, Lecture, Discussion If Its Case
    Approval the Report of the Board of Directors in
    Terms of Article 28 of the Securities Market Law    Management  For           Abstain
II  Presentation, Lecture, Discussion and If Its Case
    Approval of the Financial Statements of the Company
    for the Year Ended on December 31 2013              Management  For           Abstain
III Presentation, Lecture, Discussion and If Its Case
    Approval the Report of the Audit Committee of the
    Board of Directors of the Company for the Fiscal
    Year Ended on December 31 2013                      Management  For           Abstain
IV  Presentation, Lecture, Discussion and If Its Case
    Approval the Report of the Corporate Practices
    Committee of the Company for the Fiscal Year Ended
    on December 31 2013                                 Management  For           Abstain
V   Presentation, Lecture, Discussion and Approval the
    Report of Board of Directors in Accordance to the
    Policies of Acquisition and Allocation of Shares As
    Well of the Repurchase Shares of the Company        Management  For           Abstain


976




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
VI   Appointment and Or Ratification of the Members of
     the Board Directors, Secretary and Pro-secretary of
     the Company, As Well As the Audit Committee and
     Corporate Practices Committee of the Company, As
     Well As the Determination of Their Compensation and
     the Qualification of Their Independence             Management  For           Abstain
VII  Proposal And, If Applicable, Resolution Concerning
     Revocation and Providing Powers of Attorney         Management  For           Voted - For
VIII Appointment of Special Delegates to Formalize the
     Agreements Carry Out in the Shareholders Meeting As
     Well As Execute Any Matter Related with the Meeting Management  For           Voted - For
GRUPO FINANCIERO BANORTE SAB DE CV
CUSIP: P49501201
Meeting Date: 20-Dec-13   Meeting Type: Ordinary General Meeting
I    Discussion And, If Deemed Appropriate, Approval of
     A Proposal to Amend the First Resolution Passed at
     the Annual General Meeting of Shareholders That Was
     Held on October 14, 2013, for the Purpose of
     Anticipating the Payments of the Dividends
     Scheduled to be Settled on January 23, 2014, and
     April 23, 2014, in the Amount of Mxn 0.1963 Per
     Share, Each, to No Later Than December 31, 2013     Management  For           Voted - For
II   Designation of A Delegate Or Delegates to Formalize
     and Carry Out, If Deemed Appropriate, the
     Resolutions That are Passed by the General Meeting  Management  For           Voted - For
Meeting Date: 25-Apr-14   Meeting Type: Annual General Meeting
I    Presentation And, If Deemed Appropriate, Approval
     of the Reports That are Referred to in Part IV of
     Article 28 of the Securities Market Law for the
     Fiscal Year That Ended on December 31, 2013         Management  For           Voted - For
II   Allocation of Profit                                Management  For           Voted - For
III  Election of the Members of the Board of Directors
     of the Company and the Classification of Their
     Independence                                        Management  For           Voted - For
IV   Determination of the Compensation for the Members
     of the Board of Directors                           Management  For           Voted - For
V    Designation of the Members of the Audit and
     Corporate Practices Committee                       Management  For           Voted - For
VI   Designation of the Members of the Risk Policy
     Committee                                           Management  For           Voted - For
VII  Report from the Board of Directors Regarding the
     Transactions That Were Conducted with the Shares of
     the Company During 2013, As Well As the
     Determination of the Maximum Amount of Funds That
     Can be Allocated to the Purchase of Shares of the
     Company for the 2014 Fiscal Year                    Management  For           Voted - For


977




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
VIII  Designation of A Delegate Or Delegates to Formalize
      and Carry Out, If Deemed Appropriate, the
      Resolutions That are Passed by the General Meeting  Management  For           Voted - For
GRUPO FINANCIERO INBURSA SAB DE CV
CUSIP: P4950U165
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
I     Presentation of the Tax Report of the Outside
      Auditor for the 2012 Fiscal Year, in Compliance
      with the Obligation That is Contained in Article
      76, Part Xix, of the Income Tax Law. Resolutions in
      This Regard                                         Management  For           Abstain
II.I  Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the
      General Director That Was Prepared in Accordance
      with Article 172 of the General Mercantile
      Companies Law and Article 44, Part Xi, of the
      Securities Market Law, Accompanied by the Opinion
      of the Outside Auditor, Regarding the Operations
      and Results of the Company for the Fiscal Year That
      Ended on December 31, 2013, As Well As the Opinion
      of the Board of Directors Regarding the Content of
      That Report                                         Management  For           Abstain
II.II Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the Board
      of Directors That is Referred to in Article 172,
      Line B, of the General Mercantile Companies Law, in
      Which are Contained the Main Accounting and
      Information Policies and Criteria That Were
      Followed in the Preparation of the Financial
      Information of the Company                          Management  For           Abstain
IIIII Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report on the
      Activities and Transactions in Which the Board of
      Directors Has Intervened in Accordance with Article
      28, Part IV, Line E, of the Securities Market Law   Management  For           Abstain
II.IV Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Individual and
      Consolidated Financial Statements of the Company to
      December 31, 2013                                   Management  For           Abstain
II.V  Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Annual Reports
      Regarding the Activities That Were Carried Out by
      the Audit and Corporate Practices Committees in
      Accordance with Article 43 of the Securities Market
      Law. Resolutions in This Regard                     Management  For           Abstain
III   Presentation, Discussion And, If Deemed
      Appropriate, Approval of the Proposal for the
      Allocation of Results. Resolutions in This Regard   Management  For           Abstain
IV    Presentation, Discussion And, If Deemed
      Appropriate, Approval of the Proposal for the
      Payment of A Dividend. Resolutions in This Regard   Management  For           Abstain


978




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
V    Discussion And, If Deemed Appropriate, Election and
     Or Ratification of the Members of the Board of
     Directors, Secretary and Vice Secretary of the
     Company. Resolutions in This Regard                  Management  For           Abstain
VI   Determination of the Compensation for the Members
     of the Board of Directors, Secretary and Vice
     Secretary of the Company. Resolutions in This Regard Management  For           Abstain
VII  Discussion And, If Deemed Appropriate, Approval of
     the Appointment and Or Ratification of the Members
     of the Corporate Practices and Audit Committees of
     the Company. Resolutions in This Regard              Management  For           Abstain
VIII Determination of the Compensation for the Members
     of the Corporate Practices and Audit Committees of
     the Company. Resolutions in This Regard              Management  For           Abstain
IX   Presentation, Discussion And, If Deemed
     Appropriate, Approval of the Annual Report in
     Regard to the Acquisition of Shares of the Company
     in Accordance with the Terms of Article 56 of the
     Securities Market Law and the Determination Or
     Ratification of the Maximum Amount of Funds That
     Can be Allocated to the Acquisition of Shares of
     the Company for the 2014 Fiscal Year. Resolutions
     in This Regard                                       Management  For           Abstain
X    Designation of Delegates to Carry Out and Formalize
     the Resolutions That are Passed by the General
     Meeting. Resolutions in This Regard                  Management  For           Voted - For
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
I    Proposal, Discussion And, If Deemed Appropriate,
     Approval of the Amendments to the Corporate Bylaws
     of the Company Based on the Financial Reform.
     Resolutions in This Regard                           Management  For           Abstain
II   Proposal, Discussion And, If Deemed Appropriate,
     Approval to Carry Out A Restatement of the
     Corporate Bylaws of the Company. Resolutions in
     This Regard                                          Management  For           Voted - For
III  Designation of Delegates to Carry Out and Formalize
     the Resolutions That are Passed by the General
     Meeting. Resolutions in This Regard                  Management  For           Voted - For
Meeting Date: 06-Jun-14 Meeting Type: Ordinary General Meeting
I    Proposal, Discussion And, If Deemed Appropriate,
     Approval for Banco Inbursa, S.a., Institucion De
     Banca Multiple, Grupo Financiero Inbursa, to Issue
     Securities Certificates. Resolutions in This Regard  Management  For           Abstain
II   Proposal, Discussion And, If Deemed Appropriate,
     Approval for Banco Inbursa, S.a., Institucion De
     Banca Multiple, Grupo Financiero Inbursa, to Issue
     A Bond in the United States of America. Resolutions
     in This Regard                                       Management  For           Abstain


979




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
III Designation of Delegates to Carry Out and Formalize
    the Resolutions That are Passed at the General
    Meeting. Resolutions in This Regard                 Management  For           Voted - For
GRUPO MEXICO SAB DE CV
CUSIP: P49538112
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
I   The Report from the Chief Executive Officer of the
    Company for the Fiscal Year That Ran from January 1
    to December 31, 2013. Discussion and Approval, If
    Deemed Appropriate, of the Consolidated Financial
    Statements of the Company and Its Subsidiaries to
    December 31, 2013. Presentation of the Opinions and
    Reports That are Referred to in Article 28, Part
    IV, Lines A, C, D and E of the Securities Market
    Law, Regarding the Fiscal Year That Ran from
    January 1 to December 31, 2013. Resolutions in This
    Regard                                              Management  For           Abstain
II  Reading of the Report Regarding the Fulfillment of
    the Tax Obligations That are Referred to in Part Xx
    of Article 86 of the Income Tax Law During the 2013
    Fiscal Year                                         Management  For           Abstain
III Resolution Regarding the Allocation of Profit from
    the Fiscal Year That Ended on December 31, 2013     Management  For           Abstain
IV  The Report That is Referred to in Part III of
    Article 60 of the Provisions of A General Nature
    That are Applicable to the Issuers of Securities
    and Other Securities Market Participants, Including
    A Report Regarding the Allocation of the Results
    Intended for the Acquisition of the Shares of the
    Company During the Fiscal Year That Ended on
    December 31, 2013. Determination of the Maximum
    Amount of Funds to be Allocated to the Acquisition
    of the Shares of the Company During the 2014 Fiscal
    Year. Resolutions in This Regard                    Management  For           Abstain
V   Resolution Regarding the Ratification of the Acts
    That Were Done by the Board of Directors, the Chief
    Executive Officer and Its Committees During the
    Fiscal Year That Ran from January 1 to December 31,
    2013                                                Management  For           Abstain
VI  Appointment Or Reelection, If Deemed Appropriate,
    of the Members of the Board of Directors of the
    Company and the Classification of Their
    Independence in Accordance with Article 26 of the
    Securities Market Law. Appointment Or Reelection,
    If Deemed Appropriate, of the Members of the
    Committees of the Board of Directors and of Their
    Chairpersons                                        Management  For           Abstain
VII Proposal Regarding the Compensation for the Members
    of the Board of Directors and for the Members of
    the Committees of the Board of Directors.
    Resolutions in This Regard                          Management  For           Abstain


980




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
VIII  Designation of the Delegates Who Will Carry Out and
      Formalize the Resolutions That are Passed by This
      General Meeting. Resolutions in This Regard         Management  For           Voted - For
GRUPO SANBORNS SAB DE CV, MEXICO
CUSIP: P4984N203
Meeting Date: 28-Apr-14   Meeting Type: Annual General Meeting
I.I   Presentation, Discussion and Approval, If Any, of
      the Chief Executive Officer Report Prepared in
      Accordance with Articles 44 Section Xi of the
      Securities Market Law and Article 172 of the
      Mexican Corporations Law Accompanied by the
      External Auditors Opinion Respect and Results of
      Operations of the Company for the Fiscal Year on
      December 31 2013 and View on Board Director Report
      Such Content                                        Management  For           Abstain
I.II  Presentation, Discussion and Approval, If Any, of
      the Governing Council Report Referred to in Article
      172, Paragraph B) of the Law of Corporations in
      Which Contain Policies and Information and Followed
      in the Preparation of Financial Information of the
      Company That Includes the Report of Commissioner    Management  For           Abstain
I.III Presentation, Discussion and Approval, If Any, of
      the Report of Activities and Operations of the
      Board of Directors Pursuant to Article 28, Section
      IV Paragraph E) of the Securities Exchange Act      Management  For           Abstain
I.IV  Presentation, Discussion and Approval, If Any, of
      the Consolidated Financial Statements and Company
      at 31 December 2013                                 Management  For           Abstain
II    Presentation of Report on Tax Obligations for the
      Fiscal Year 2013 in Compliance with the Requirement
      of Article 86, Section Xx of the Law of Income Tax  Management  For           Abstain
III   Presentation, Discussion and Approval If Any, of
      the Proposal for the Implementation of Results      Management  For           Abstain
IV    Presentation, Discussion and Approval the Payment
      of A Cash Dividend of Mxn 0.80 Per Share the
      Dividend Will be Paid Into Two Equal Installments
      of Mxn 0.40 Per Share Each                          Management  For           Abstain
V     Appointment and Or Ratification of the Members of
      the Board of Directors and Secretary                Management  For           Abstain
VI    Determination the Corresponding Compensation for
      Members of the Board of Directors and Secretary of
      the Company                                         Management  For           Abstain
VII   Appointment and Or Ratification of the Members of
      the Audit and Corporate Practices Committee of the
      Company                                             Management  For           Abstain
VIII  Determination of the Corresponding Compensation for
      Members of the Audit and Corporate Practices of the
      Company                                             Management  For           Abstain
IX    Proposal Discussion and Approval If Any, to
      Determine the Amount Up to Mxn 3,000,000,000 (three


981




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Thousand Million Pesos) As the Maximum Amount
    Resource Used for the Purchase of Own Shares of the
    Company for the Fiscal Year 2014, in Terms of
    Section 56 of the Securities Market Law             Management  For           Abstain
X   Designation of Delegates to Conduct and Execute the
    Resolutions Adopted by the Shareholders Meeting
    Resolutions                                         Management  For           Voted - For
    14 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution X. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting
GUARANTY TRUST BANK PLC
CUSIP: V41619103
Meeting Date: 14-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Year Ended December 31 2013 and the Reports of the
    Directors Auditor and Audit Committee Thereon       Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Elect A Director                                 Management  For           Voted - For
4   To Authorize Directors to Fix the Remuneration of
    the Auditor                                         Management  For           Voted - For
5   To Elect Members of the Audit Committee             Management  For           Voted - For
HACI OMER SABANCI HOLDING A.S., ISTANBUL
CUSIP: M8223R100
Meeting Date: 31-Mar-14   Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Council    Management  For           Voted - For
2   Reading and Deliberation of the Board of Director
    Activity Report for the Year 2013                   Management  For           Voted - For
3   Reading and Deliberation of the Auditor Report for
    the Year 2013                                       Management  For           Voted - For
4   Providing Information to General Assembly About the
    Donations Made During the Year 2013                 Management  For           Voted - For
5   Approval of Profit Distribution Policy              Management  For           Voted - For


982




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Reading, Deliberation and Approval for the Balance
    Sheet and Income Statements for the Year 2013       Management  For           Voted - For
7   Absolving Board Members with Respect to Their
    Activities of the Year 2013                         Management  For           Voted - For
8   Decision on the Distribution Type for the Profit of
    the Year 2013 and Decision on the Dividend Ratio    Management  For           Voted - For
9   Determination of Monthly Gross Salary of the Board
    of Directory Members                                Management  For           Abstain
10  Decision on the Upper Limit of the Donations to be
    Made on the Year 2014                               Management  For           Voted - For
11  Decision on the Amendments Made to the Articles of
    Associations 19th and 35th Articles Regarding
    Permissions of Capital Markets of Board and
    Ministry of Customs and Trade                       Management  For           Voted - For
12  Election of the Auditors and Auditors Committee     Management  For           Voted - For
13  Authorizing Board of Directory Member Regarding
    395th and 396th Articles of the Turkish Commercial
    Code                                                Management  For           Voted - Against
IHH HEALTHCARE BHD
CUSIP: Y374AH103
Meeting Date: 20-Jun-14  Meeting Type: Annual General Meeting
1   To Approve the Payment of A First and Final Single
    Tier Cash Dividend of 2 Sen Per Ordinary Share of
    Rm1.00 Each for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 113(1) of the Articles of
    Association of the Company: Satoshi Tanaka          Management  For           Voted - For
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 113(1) of the Articles of
    Association of the Company: Mehmet Ali Aydinlar     Management  For           Voted - For
4   To Re-elect the Following Director Who Retire
    Pursuant to Article 113(1) of the Articles of
    Association of the Company: Dr Tan See Leng         Management  For           Voted - For
5   To Re-appoint Tan Sri Dato' Dr Abu Bakar Bin
    Suleiman in Accordance with Section 129(6) of the
    Companies Act, 1965                                 Management  For           Voted - For
6   To Approve the Payment of Directors' Fees to the
    Non-executive Directors for the Financial Year
    Ended 31 December 2013(as Specified)                Management  For           Voted - For
7   To Approve the Payment of Directors' Fees to the
    Non-executive Directors with Effect from 1 January
    2014 Until the Next Annual General Meeting of the
    Company(as Specified)                               Management  For           Voted - For
8   To Re-appoint Messrs KPMG As Auditors of the
    Company and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
9   Authority to Allot Shares Pursuant to Section 132d
    of the Companies Act, 1965                          Management  For           Voted - For


983




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
10    Proposed Allocation of Units Under the Long Term
      Incentive Plan of the Ihh Group and Issuance of New
      Ordinary Shares of Rm1.00 Each ("ihh Shares") in
      Ihh to Tan Sri Dato ' Dr Abu Bakar Bin Suleiman     Management  For           Voted - For
11    Proposed Allocation of Units Under the Long Term
      Incentive Plan of the Ihh Group and Issuance of New
      Ordinary Shares of Rm1.00 Each in Ihh ("ihh
      Shares") to Dr Tan See Leng                         Management  For           Voted - For
12    Proposed Allocation of Units Under the Long Term
      Incentive Plan of the Ihh Group and Issuance of New
      Ordinary Shares of Rm1.00 Each in Ihh ("ihh
      Shares") to Mehmet Ali Aydinlar                     Management  For           Voted - For
13    Proposed Allocation of Units Under the Long Term
      Incentive Plan of the Ihh Group and Issuance of New
      Ordinary Shares of Rm1.00 Each in Ihh ("ihh
      Shares") to Ahmad Shahizam Bin Mohd Shariff         Management  For           Voted - For
INDUSTRIAS PENOLES SAB DE CV
CUSIP: P55409141
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
I.I   In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the Board
      of Directors                                        Management  For           Abstain
I.II  In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the
      General Director, Accompanied by the Opinion of the
      Outside Auditor                                     Management  For           Abstain
I.III In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Individual and
      Consolidated Financial Statements for the 2013
      Fiscal Year                                         Management  For           Abstain
I.IV  In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report Regarding the
      Main Accounting and Information Policies and
      Criteria That Were Followed in the Preparation of
      the Financial Information                           Management  For           Abstain
I.V   In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed


984




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Appropriate, Approval Of: the Report from the Audit
     and Corporate Practices Committee                   Management  For           Abstain
I.VI In Accordance with the Applicable Provisions of the
     General Mercantile Companies Law, the Securities
     Market Law and the Income Tax Law, the
     Presentation, Discussion And, If Deemed
     Appropriate, Approval Of: the Report Regarding the
     Fulfillment of the Tax Obligations of the Company   Management  For           Abstain
II   Resolutions Regarding the Allocation of Results     Management  For           Abstain
III  Resolution Regarding the Amount That Can be
     Allocated to the Purchase of Shares of the Company
     in Accordance with the Terms of That Which is
     Provided for in Article 56, Part IV, of the
     Securities Market Law                               Management  For           Abstain
IV   Election Or, If Deemed Appropriate, Ratification of
     the Members of the Board of Directors,
     Classification of Their Independence in Accordance
     with the Terms of the Securities Market Law and the
     Determination of Their Compensation                 Management  For           Abstain
V    Designation Or, If Deemed Appropriate, Ratification
     of the Chairperson of the Audit and Corporate
     Practices Committee                                 Management  For           Abstain
VI   Designation of Special Delegates of the General
     Meeting                                             Management  For           Voted - For
VII  Reading And, If Deemed Appropriate, Approval of the
     General Meeting Minutes                             Management  For           Voted - For
INDUSTRIES OF QATAR, DOHA
CUSIP: M56303106
Meeting Date: 10-Mar-14    Meeting Type: Annual General Meeting
     Please Note That According to the Commercial Law of
     Qatar, Votes Can Only Be-represented by A
     Shareholder Attending the Meeting in Person and
     Casting Your-vote Accordingly. Also, the Proxy
     Cannot Represent More Than 5% of The- Company Share
     Capital and 25% of the Shares Represented at the
     Agm / Egm.                                          Non-Voting                Non-Voting
1    The Board Also Recommended Profits Distributing
     Being Cash Dividends of 110 Percent from the Share
     Par Value, I.e. Qar.11.00 for Each Share            Management  For           Voted - For
INFRAESTRUCTURA ENERGETICA NOVA SAB DE CV, MEXICO
CUSIP: P5R19K107
Meeting Date: 30-Apr-14    Meeting Type: Annual General Meeting
I    Presentation And, If Deemed Appropriate, Approval
     of the Report from the General Director That is
     Prepared in Accordance with Article 172 of the
     General Mercantile Companies Law, Accompanied by


985




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Opinion of the Outside Auditor, Regarding the
    Operations and Results of the Company for the
    Fiscal Year That Ended on December 31, 2013, As
    Well As the Opinion of the Board of Directors
    Regarding the Content of That Report, Presentation
    And, If Deemed Appropriate, Approval of the Report
    from the Board of Directors That is Referred to in
    Article 172, Line B, of the General Mercantile
    Companies Law in Which are Contained the Main
    Accounting and Information Policies and Criteria
    That Were Followed in the Preparation of the
    Financial Information of the Company, Presentation
    And, If Deemed Appropriate, Approval of the
    Financial Contd                                     Management  For           Abstain
    Contd Statements of the Company to December 31,
    2013, and the Allocation Of-the Results from the
    Fiscal Year, Presentation And, If Deemed
    Appropriate,-approval of the Report Regarding the
    Fulfillment of the Tax Obligations That-are the
    Responsibility of the Company, Presentation And, If
    Deemed- Appropriate, Approval of the Annual Report
    Regarding the Activities That Were-carried Out by
    the Audit and Corporate Practices Committees.
    Resolutions In-this Regard                          Non-Voting                Non-Voting
II  Election and Or Ratification of the Members of the
    Board of Directors, Both Full and Alternate, As
    Well As of the Members and Chairpersons of the
    Audit and Corporate Practices Committees,
    Classification of the Independence of the Members
    of the Board of Directors of the Company, in
    Accordance with That Which is Established in
    Article 26 of the Securities Market Law.
    Resolutions in This Regard                          Management  For           Abstain
III Compensation for the Members of the Board of
    Directors and of the Various Committees, Both Full
    and Alternate, As Well As for the Secretary of the
    Company. Resolutions in This Regard                 Management  For           Abstain
IV  Designation of Special Delegates. Resolutions in
    This Regard                                         Management  For           Voted - For
INTERNATIONAL CONTAINER TERMINAL SERVICES INC
CUSIP: Y41157101
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    284840 Due to Receipt of D-irectors Names. All
    Votes Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
1   Call to Order. the Call is Done to Officially Open
    the Meeting                                         Management  For           Voted - For
2   Determination of Existence of Quorum. the Presence
    of Shareholders Holding at Least Majority of the


986




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Outstanding Shares is Required for the Existence of
    A Quorum                                            Management  For           Voted - For
3   Approval of the Minutes of the Annual Stockholders'
    Meeting Held on 18 April 2013. Said Minutes Record
    the Proceedings at the Last Stockholders' Meeting
    Prior to This Meeting                               Management  For           Voted - For
4   Chairman's Report. the Chairman's Report Will
    Present A Summary of Business Operation of the
    Corporation and Its Subsidiaries During Preceding
    Fiscal Year                                         Management  For           Voted - For
5   Approval of the Chairman's Report and the 2013
    Audited Financial Statements. Having Heard the
    Report, the Shareholders are Asked to Approve the
    Chairman's Report and the Audited Financial
    Statements                                          Management  For           Voted - For
6   Approval/ratification of Acts, Contracts,
    Investments and Resolutions of the Board of
    Directors and Management Since the Last Annual
    Stockholders' Meeting. Said Acts, Contracts,
    Investments and Resolutions are Summarized in Item
    15 of the Definitive Information Statement (sec
    Form 20-is) to be Furnished to the Shareholders and
    Approval Thereof by the Stockholders is Sought      Management  For           Voted - For
7   Election of Director: Enrique K. Razon, Jr.         Management  For           Voted - For
8   Election of Director: Jon Ramon Aboitiz             Management  For           Voted - For
9   Election of Director: Octavio R. Espiritu
    (independent Director)                              Management  For           Voted - For
10  Election of Director: Joseph R. Higdon (independent
    Director)                                           Management  For           Voted - For
11  Election of Director: Jose C. Ibazeta               Management  For           Voted - For
12  Election of Director: Stephen A. Paradies           Management  For           Voted - For
13  Election of Director: Andres Soriano III            Management  For           Voted - For
14  Appointment of External Auditors. the Appointment
    of the External Auditor Named in Item 7 of the
    Definitive Information Statement is Being Sought    Management  For           Voted - Against
15  Other Matters. Any Other Matter Which May be
    Brought to the Attention of the Stockholders May be
    Raised                                              Management  For           Voted - Against
16  Adjournment. This is Done to Officially End the
    Meeting                                             Management  For           Voted - For
KAZAKHMYS PLC, LONDON
CUSIP: G5221U108
Meeting Date: 07-Jan-14   Meeting Type: Ordinary General Meeting
1   To Approve the Sale of 50 Per Cent. of the Issued
    Share Capital of Ekibastuz LLP and 100 Per Cent. of
    the Issued Share Capital of Kazhydro to
    Samruk-energo                                       Management  For           Voted - For


987




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
1   To Receive the 2013 Directors' and Auditors'
    Reports and the Accounts of the Company             Management  For           Voted - For
2   To Approve the Directors' Remuneration Policy       Management  For           Voted - For
3   To Approve the 2013 Directors' Annual Report on
    Remuneration                                        Management  For           Voted - Against
4   To Elect Lynda Armstrong As A Director              Management  For           Voted - For
5   To Re-elect Simon Heale As A Director               Management  For           Voted - For
6   To Re-elect Oleg Novachuk As A Director             Management  For           Voted - For
7   To Re-elect Eduard Ogay As A Director               Management  For           Voted - Against
8   To Re-elect Clinton Dines As A Director             Management  For           Voted - For
9   To Re-elect Vladimir Kim As A Director              Management  For           Voted - For
10  To Re-elect Michael Lynch-bell As A Director        Management  For           Voted - For
11  To Re-elect Lord Renwick As A Director              Management  For           Voted - For
12  To Re-elect Charles Watson As A Director            Management  For           Voted - For
13  To Appoint KPMG LLP As Auditors                     Management  For           Voted - For
14  To Authorise the Directors to Set the Auditors'
    Remuneration                                        Management  For           Voted - For
15  To Renew the Directors' Authority to Allot Shares   Management  For           Voted - For
16  To Renew the Directors' Authority to Disapply
    Pre-emption Rights                                  Management  For           Voted - For
17  To Authorise the Directors to Make Market Purchases
    of the Company's Shares                             Management  For           Voted - For
18  To Authorise the Calling of General Meetings on 14
    Clear Days' Notice                                  Management  For           Voted - Against
19  To Approve the Ltip Waiver Granted by the Takeover
    Panel Pursuant to the Vesting of Ltip Awards        Management  For           Voted - For
KAZMUNAIGAS EXPLORATION PRODUCTION JSC, ASTANA
CUSIP: 48666V204
Meeting Date: 25-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    279493 Due to Deletion Of-resolution 2. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 26 Feb
    2014. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
1   1.to Introduce the Proposed Amendments to the
    Company Charter 2. Mr. Abat Nurseitov, Company Ceo
    and Management Board Chairman, Shall Take Necessary
    Actions Arising from This Resolution                Management  For           Voted - For


988




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
Meeting Date: 14-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Please Note That Cumulative Voting Applies to This
    Resolution Regarding The-election of Directors.
    Standing Instructions Have Been Removed for
    This-meeting. Please Note That Only A Vote "for"
    the Director Will be Cumulated.-please Contact Your
    Client Service Representative If You Have Any
    Questions.                                          Non-Voting                  Non-Voting
1.1 Elect Daniyar Berlibayev As Director                Management    For           Voted - Against
1.2 Elect Timur Bimagambetov As Director                Management    For           Voted - Against
1.3 Elect Asiya Syrgabekova As Director                 Management    For           Voted - Against
1.4 Elect Yerzhan Zhangaulov As Director                Management    For           Voted - Against
1.5 Elect Abat Nurseitov As Director                    Management    For           Voted - Against
1.6 Elect Philip Dayer As Director                      Management    For           Voted - For
1.7 Elect Edward Walshe As Director                     Management    For           Voted - For
1.8 Elect Alastair Ferguson As Director                 Management    For           Voted - For
2   Approve Remuneration of Directors                   Management    For           Voted - For
    03 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 15 Apr 2014. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                  Non-Voting
    03 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                  Non-Voting
Meeting Date: 13-May-14   Meeting Type: Annual General Meeting
1   Approve Consolidated Financial Statements           Management    For           Voted - For
2   Approve Allocation of Income and Dividends          Management    For           Voted - For
3   Approve Annual Report                               Management    For           Voted - For
4   Receive Results of Shareholders Appeals on Actions
    of Company and Its Officials                        Management    For           Voted - For
5   Receive Report on Remuneration of Directors and
    Members of Management Board in 2013                 Management    For           Voted - For
6   Approve Report on Activities of Board of Directors
    and Management Board in Fiscal 2013                 Management    For           Voted - For
7   Ratify Auditor                                      Management    For           Voted - For
    21 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 14 May 2014 at 10:00 Am. Consequently, Your
    Voting I-nstructions Will Remain Valid for All
    Calls Unless the Agenda is Amended. Than-k You      Non-Voting                  Non-Voting
    21 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless Y-ou Decide to Amend Your Original
    Instructions. Thank You                             Non-Voting                  Non-Voting


989




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
KGHM POLSKA MIEDZ S.A., LUBIN
CUSIP: X45213109
Meeting Date: 23-Jun-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Opening of the Ordinary General Meeting             Non-Voting                Non-Voting
2   Election of the Chairman of the Ordinary General
    Meeting                                             Management  For           Voted - For
3   Confirmation of the Legality of Convening the
    Ordinary General Meeting and Its Capacity to Adopt
    Resolutions                                         Management  For           Voted - For
4   Acceptance of the Agenda                            Management  For           Voted - For
5   Review of the Report of the Management Board on the
    Activities of Kghm Polska Miedz S.a. in Financial
    Year 2013 and the Financial Statements of Kghm
    Polska Miedz S.a. for Financial Year 2013           Management  For           Voted - For
6   Review of the Proposal of the Management Board
    Concerning the Appropriation of Company Profit for
    Financial Year 2013                                 Management  For           Voted - For
7   Review of the Supervisory Board of Kghm Polska
    Miedz S.a. Report on the Results of Its Evaluation
    of the Report of the Management Board on the
    Activities of Kghm Polska Miedz S.a. in Financial
    Year 2013 and of the Financial Statements of Kghm
    Polska Miedz S.a. for Financial Year 2013           Management  For           Voted - For
8.A Presentation by the Supervisory Board of A Brief
    Assessment of the Standing of Kghm Polska Miedz
    S.a. for Financial Year 2013, Including an
    Evaluation of the Internal Control System and the
    Company's Significant Risk Management System        Management  For           Voted - For
8.B Presentation by the Supervisory Board of A Report
    on the Activities of the Supervisory Board of Kghm
    Polska Miedz S.a. for Financial Year 2013           Management  For           Voted - For
9.A Adoption of Resolution: on Approval of the Report
    of the Management Board on the Activities of Kghm
    Polska Miedz S.a. in Financial Year 2013            Management  For           Voted - For
9.B Adoption of Resolution: on Approval of the
    Financial Statements of Kghm Polska Miedz S.a. for
    Financial Year 2013                                 Management  For           Voted - For
9.C Adoption of Resolution: on the Appropriation of
    Company Profit for Financial Year 2013              Management  For           Voted - For
10.A Adoption of Resolution: on Approval of the
    Performance of Duties of Members of the Management
    Board in Financial Year 2013                        Management  For           Voted - For


990




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10.B Adoption of Resolution: on Approval of the
    Performance of Duties of Members of the Supervisory
    Board in Financial Year 2013                         Management  For           Voted - For
11  Review of the Report of the Management Board on the
    Activities of the Kghm Polska Miedz S.a. Group in
    Financial Year 2013 and of the Consolidated
    Financial Statements of the Kghm Polska Miedz S.a.
    Group for Financial Year 2013                        Management  For           Voted - For
12  Review of the Supervisory Board Report on the
    Results of Its Evaluation of the Report of the
    Management Board on the Activities of the Kghm
    Polska Miedz S.a. Group in Financial Year 2013 and
    of the Consolidated Financial Statements of the
    Kghm Polska Miedz S.a. Group for Financial Year 2013 Management  For           Voted - For
13.A Adoption of Resolution: on Approval of the Report
    of the Management Board on the Activities of the
    Kghm Polska Miedz S.a. Group in Financial Year 2013  Management  For           Voted - For
13.B Adoption of Resolution: on Approval of the
    Consolidated Financial Statements of the Kghm
    Polska Miedz S.a. Group for Financial Year 2013      Management  For           Voted - For
14  Appointment of Members of the Supervisory Board of
    Kghm Polska Miedz S.a. for the New, 9th Term         Management  For           Abstain
15  Closing of the General Meeting                       Non-Voting                Non-Voting
KIMBERLY-CLARK DE MEXICO SAB DE CV
CUSIP: P60694117
Meeting Date: 27-Feb-14 Meeting Type: Annual General Meeting
    Please Note That Only Mexican Nationals Have Voting
    Rights at This Meeting.-if You are A Mexican
    National and Would Like to Submit Your Vote on
    This-meeting Please Contact Your Client Service
    Representative. Thank You                            Non-Voting                Non-Voting
I   Presentation And, If Deemed Appropriate, Approval
    of the Report from The-general Director That is
    Prepared in Accordance with Article 172 of
    The-general Mercantile Companies Law, Accompanied
    by the Opinion of the Outside- Auditor, Regarding
    the Operations and Results of the Company for the
    Fiscal-year That Ended on December 31, 2013, As
    Well As the Opinion of the Board Of-directors
    Regarding the Content of That Report, Presentation
    And, If Deemed-appropriate, Approval of the Report
    from the Board of Directors That Is-referred to in
    Article 172, Line B, of the General Mercantile
    Companies Law,-in Which are Contained the Main
    Accounting and Information Policies And-criteria
    Followed in the Preparation of the Financial Contd   Non-Voting                Non-Voting
    Contd Information of the Company, Presentation And,
    If Deemed Appropriate,-approval of the Financial
    Statements of the Company to December 31, 2013,
    And-allocation of the Results of the Fiscal Year,
    Presentation And, If Deemed- Appropriate, Approval


991




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of the Report Regarding the Fulfillment of the
    Tax-obligations That are the Responsibility of the
    Company, Presentation And, If-deemed Appropriate,
    Approval of the Annual Report Regarding the
    Activities-carried Out by the Audit and Corporate
    Practices Committee. Resolutions In-this Regard     Non-Voting                Non-Voting
II  Presentation And, If Deemed Appropriate, Approval
    of the Proposal from The-board of Directors for the
    Payment of A Cash Dividend, Coming from The-balance
    of the Net Fiscal Profit Account from 2013 and
    Earlier Years, in The- Amount of Mxn 1.40 Per Share
    for Each One of the Common, Nominative
    Shares,-without A Stated Par Value, That are in
    Circulation, from the A and B Series.-this Dividend
    Will be Paid in Four Installments of Mxn 0.35 Per
    Share On-april 3, July 3, October 2 and December 4,
    2014. Resolutions in This Regard                    Non-Voting                Non-Voting
III Appointment and Or Ratification of the Members of
    the Board of Directors,-both Full and Alternate, As
    Well As of the Chairperson of the Audit And-
    Corporate Practices Committee, Classification
    Regarding the Independence Of-the Members of the
    Board of Directors of the Company in Accordance
    with That-which is Established in Article 26 of the
    Securities Market Law. Resolutions-in This Regard   Non-Voting                Non-Voting
IV  Compensation for the Members of the Board of
    Directors and of the Various-committees, Both Full
    and Alternate, As Well As for the Secretary of The-
    Company. Resolutions in This Regard                 Non-Voting                Non-Voting
V   Presentation And, If Deemed Appropriate, Approval
    of the Report from The-board of Directors Regarding
    the Policies of the Company in Relation to
    The-acquisition of Shares of the Company And, If
    Deemed Appropriate, Placement Of-the Same, Proposal
    And, If Deemed Appropriate, Approval of the Maximum
    Amount-of Funds That Can be Allocated to the
    Purchase of Shares of the Company For-the 2014
    Fiscal Year. Resolutions in This Regard             Non-Voting                Non-Voting
Meeting Date: 27-Feb-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Only Mexican Nationals Have Voting
    Rights at This Meeting.-if You are A Mexican
    National and Would Like to Submit Your Vote on
    This-meeting Please Contact Your Client Service
    Representative. Thank You                           Non-Voting                Non-Voting
VI  Proposal to Cancel Up to 12,544,597 Common,
    Nominative Shares, with No Stated-par Value, from
    Class I, That are Representative of the Fixed Part
    of The-share Capital, Coming from the Stock
    Repurchase Program and That are Held In-the
    Treasury of the Company, of Which 6,542,341 are
    from Series A And-6,002,256 are from Series B,
    Proposal And, If Deemed Appropriate, Approval Of-
    the Amendment of Article 5 of the Corporate Bylaws


992




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of the Company in Order To-reflect the
    Corresponding Decrease in the Fixed Part of the
    Share Capital.-resolutions in This Regard           Non-Voting                Non-Voting
VII Designation of Delegates Who Will Formalize and
    Carry Out the Resolutions-passed by the Annual and
    Extraordinary General Meeting of Shareholders       Non-Voting                Non-Voting
KOC HOLDING AS, ISTANBUL
CUSIP: M63751107
Meeting Date: 02-Apr-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening, Election of the Chairmanship Council       Management  For           Voted - For
2   Reading, Deliberation of Annual Report for the Year
    of 2013                                             Management  For           Voted - For
3   Reading of the Independent Audit Report for the
    Year of 2013                                        Management  For           Voted - For
4   Reading, Deliberation and Submitting the 2013
    Balance Sheet and Profit and Loss Statement for
    Approval                                            Management  For           Voted - For
5   Absolving the Members of the Board of Directors     Management  For           Voted - For
6   Submitting to General Assembly's Approval of
    Dividend Policy                                     Management  For           Voted - For
7   Acceptance, Acceptance Through Modification Or
    Rejection of Distribution of Profit and the
    Dividend, Distribution Date                         Management  For           Voted - For
8   Election of Number of Board of Directors, Their
    Duty Period, Independent Board of Directors and
    Election According to the Number of Board of
    Directors                                           Management  For           Voted - For
9   Determination of Wage Policy for Member of Board of
    Directors and Senior Executives                     Management  For           Voted - For
10  Determination of the Gross Monthly Remuneration of
    the Board Members                                   Management  For           Abstain
11  Deliberation and Decision on Independent Auditing
    Firm Elected by Board of Directors Adherence to the
    Laws and the Regulations of the Capital Markets
    Board                                               Management  For           Voted - For
12  Providing Information to General Assembly Regarding
    the Donations Made Within the Fiscal Year 2013 and


993




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
    Determination of A Upper Limit for Donations to be
    Made in 2014                                        Management     For           Voted - For
13  Providing Information to General Assembly About the
    Assurances, Mortgages and Heritable Securities
    Given to Third Parties                              Management     For           Voted - For
14  Granting of Permission to Shareholders Having
    Managerial Control, Shareholder Board Members, Top
    Managers and Up to the Second Degree Blood Or
    Affinity Relatives in Accordance with Articles 395
    and 396 of Turkish Commercial Code, Capital Markets
    Board Legislation and Obtaining Information to the
    Shareholders Concerning the Transactions Done in
    the Year 2013 in Line with Corporate Governance
    Principles                                          Management     For           Voted - Against
15  Wishes and Hopes                                    Management     For           Voted - For
KOLAO HOLDINGS CO LTD, CAYMAN
CUSIP: G5307W101
Meeting Date: 28-Mar-14    Meeting Type: Annual General Meeting
1   Approval of Financial Statement                     Management     For           Voted - Against
2   Approval of Partial Amendment to Articles of
    Incorporation                                       Management     For           Voted - For
3   Approval of Limit of Remuneration for Directors     Management     For           Voted - For
4   Approval of Limit of Remuneration for Auditors      Management     For           Voted - For
5   Approval of Stock Option for Staff                  Management     For           Voted - For
KOMERCNI BANKA A.S., PRAHA 1
CUSIP: X45471111
Meeting Date: 28-Jan-14    Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    269244 Due to Deletion Of-resolution Number 5 and
    Change in Voting Status of Resolution Numbers 1 and
    4.-all Votes Received on the Previous Meeting Will
    be Disregarded and You Will N- Eed to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                   Non-Voting
1   Opening                                             Non-Voting                   Non-Voting
2   Approval of the Rules of Order and of Voting of the
    General Meeting, Election of General Meeting
    Chairman, Minutes Clerk, Minutes Verifiers and
    Scrutineers                                         Management     For           Voted - For
3   Amendments to the Articles of Association           Management     For           Voted - For
4   Closing                                             Non-Voting                   Non-Voting
Meeting Date: 30-Apr-14    Meeting Type: Ordinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    303658 Due to Change in Vo-ting Status of
    Resolutions "2 to 6". All Votes Received on the


994




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Previous Meetin-g Will be Disregarded and You Will
    Need to Reinstruct on This Meeting Notice.-thank
    You.                                                 Non-Voting                Non-Voting
1   Approve Management Board Report on Company's
    Operations and State of Its Assets in Fiscal 2013    Management  For           Voted - For
2   Receive Report on Defensive Structure and
    Mechanisms in Case of Takeover Bid                   Non-Voting                Non-Voting
3   Receive Management Board Report on Relations Among
    Related Entities                                     Non-Voting                Non-Voting
4   Receive Financial Statements, Consolidated
    Financial Statements, and Allocatio-n of Income
    Proposal                                             Non-Voting                Non-Voting
5   Receive Supervisory Board Reports                    Non-Voting                Non-Voting
6   Receive Audit Committee's Report                     Non-Voting                Non-Voting
7   Approve Financial Statements                         Management  For           Voted - For
8   Approve Allocation of Income and Dividend of Czk
    230 Per Share                                        Management  For           Voted - For
9   Approve Consolidated Financial Statements            Management  For           Voted - For
10  Approve Agreements with Supervisory Board Members    Management  For           Voted - For
11  Approve Agreements with Audit Committee Board
    Members                                              Management  For           Voted - For
12  Approve Share Repurchase Program                     Management  For           Voted - For
13  Ratify Ernst and Young Audit S.r.o. As Auditor       Management  For           Voted - For
KUALA LUMPUR KEPONG BHD
CUSIP: Y47153104
Meeting Date: 19-Feb-14 Meeting Type: Annual General Meeting
1   To Approve the Payment of A Final Single Tier
    Dividend of 35 Sen Per Share                         Management  For           Voted - For
2   To Re-elect the Following Director Who Retire by
    Rotation in Accordance with Article 91(a) of the
    Company's Articles of Association: Roy Lim Kiam Chye Management  For           Voted - For
3   To Re-elect the Following Director Who Retire by
    Rotation in Accordance with Article 91(a) of the
    Company's Articles of Association: Dato' Lee Hau
    Hian                                                 Management  For           Voted - For
4   To Re-elect Tan Sri Azlan Bin Mohd Zainol Who
    Retires in Accordance with Article 91(e) of the
    Company's Articles of Association                    Management  For           Voted - For
5   To Consider And, If Thought Fit, Pass A Resolution
    Pursuant to Section 129(6) of the Companies Act,
    1965 to Re-appoint the Following As Director of the
    Company and to Hold Office Until the Next Annual
    General Meeting of the Company: Tan Sri Datuk Seri
    Utama Thong Yaw Hong                                 Management  For           Voted - For
6   To Consider And, If Thought Fit, Pass A Resolution
    Pursuant to Section 129(6) of the Companies Act,
    1965 to Re-appoint the Following As Director of the
    Company and to Hold Office Until the Next Annual
    General Meeting of the Company: R. M. Alias          Management  For           Voted - For


995




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Fix and Approve Directors' Fees for the Year
    Ended 30 September 2013 Amounting to Rm1,345,617
    (2012: Rm1,390,000)                                 Management  For           Voted - Against
8   To Re-appoint Auditors and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - Against
9   Proposed Authority to Buy Back Its Own Shares by
    the Company                                         Management  For           Voted - For
10  Proposed Shareholders' Mandate for Recurrent
    Related Party Transactions                          Management  For           Voted - For
KUMBA IRON ORE LTD
CUSIP: S4341C103
Meeting Date: 09-May-14 Meeting Type: Annual General Meeting
O.1 To Reappoint Deloitte and Touche As Independent
    External Auditors and Sbf Carter As the Designated
    Auditor in Terms of Section 90(1) of the Companies
    Act                                                 Management  For           Voted - For
O.2 To Elect Am Oneill As A Director of the Company in
    Terms of Clause 22.10 of the Memorandum of
    Incorporation                                       Management  For           Voted - For
O.3.1To Elect by Way of Separate Resolution the
    Following Non Executive Director of the Company Who
    Retire by Rotation in Terms of Article 24.2 of the
    Memorandum of Incorporation: Gs Gouws               Management  For           Voted - For
O.3.2To Elect by Way of Separate Resolution the
    Following Non Executive Director of the Company Who
    Retire by Rotation in Terms of Article 24.2 of the
    Memorandum of Incorporation: Kt Kweyama             Management  For           Voted - Against
O.3.3To Elect by Way of Separate Resolution the
    Following Non Executive Director of the Company Who
    Retire by Rotation in Terms of Article 24.2 of the
    Memorandum of Incorporation: Lm Nyhonyha            Management  For           Voted - For
O.4.1To Elect by Way of Separate Resolution the
    Following Independent Non Executive Director As
    Members of the Audit Committee in Terms of Section
    94 of the Companies Act: Zbm Bassa                  Management  For           Voted - For
O.4.2To Elect by Way of Separate Resolution the
    Following Independent Non Executive Director As
    Members of the Audit Committee in Terms of Section
    94 of the Companies Act: Aj Morgan                  Management  For           Voted - For
O.4.3To Elect by Way of Separate Resolution the
    Following Independent Non Executive Director As
    Members of the Audit Committee in Terms of Section
    94 of the Companies Act: Dd Mokgatle                Management  For           Voted - For
O.4.4To Elect by Way of Separate Resolution the
    Following Independent Non Executive Director As
    Members of the Audit Committee in Terms of Section
    94 of the Companies Act: Lm Nyhonyha                Management  For           Voted - For
O.5.1To Elect by Way of Separate Resolution the
    Following Director As Members of the Social and


996




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Ethics Committee in Terms of Regulation 43 of the
    Companies Regulations 2011: Dd Mokgatle             Management  For           Voted - For
O.5.2To Elect by Way of Separate Resolution the
    Following Director As Members of the Social and
    Ethics Committee in Terms of Regulation 43 of the
    Companies Regulations 2011: Aj Morgan               Management  For           Voted - For
O.5.3To Elect by Way of Separate Resolution the
    Following Director As Members of the Social and
    Ethics Committee in Terms of Regulation 43 of the
    Companies Regulations 2011: Bp Sonjica              Management  For           Voted - For
O.6 Approval of Remuneration Policy and Its
    Implementation by Way of Non Binding Advisory Vote
    As Recommended by Principle 2.27 of King III        Management  For           Voted - For
O.7 General Authority for Directors to Control 5
    Percent of Authorised But Unissued Shares           Management  For           Voted - For
S.1 General Authority to Issue Shares for Cash          Management  For           Voted - For
S.2 Remuneration of Non Executive Directors in Terms of
    Sections 66(8) and 66(9) of the Companies Act       Management  For           Voted - For
S.3 Approval for the Granting of Financial Assistance
    in Terms of Sections 44 and 45 of the Companies Act Management  For           Voted - For
S.4 General Authority to Repurchase Shares              Management  For           Voted - For
    14 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 02 May to 23 Apr
    2014. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructio-ns. Thank
    You                                                 Non-Voting                Non-Voting
KUWAIT FINANCE HOUSE (K.S.C.), MURGNAB
CUSIP: M64176106
Meeting Date: 23-Mar-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    290171 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders Cannot Vote Against
    the Agenda Item Calling For-the
    Appointment/election/re-election of the Board of
    Directors of Joint Stock-public Shareholding
    Companies. It is Only Possible for Shareholders to
    Either:-vote in Favour of Each Respective Nominee,
    Or Abstain from Voting.                             Non-Voting                Non-Voting
1   Hearing the Report of the Board for the Financial
    Year Ended on 31 Dec 2013 and Certification Thereof Management  For           Voted - For
2   Hearing the Report of the Auditors for the
    Financial Year Ended on 31 Dec 2013 and
    Certification Thereof                               Management  For           Voted - For
3   Hearing of the Report of the Legal Legislation and
    Supervision Authority Pertaining to the Works of
    the Kuwait Finance House Abiding by the Provisions


997




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of the Islamic Sharia Law for the Financial Year
    Ended on 31 Dec 2013                                Management  For           Voted - For
4   Hearing of the Report on Financial and Non-
    Financial Penalties Imposed Against the Company by
    the Central Bank of Kuwait                          Management  For           Voted - For
5   Adopting the Balance Sheets and Statements of
    Profit and Loss for the Financial Year Ended on 31
    Dec 2013                                            Management  For           Voted - For
6   Approving of Distributing the Cash Profits of 13pct
    on the Capital That is Kwd 0.013 Per Share Subject
    to 15pct Withholding Tax for the Shareholders
    Registered in the Company Registers on the Date of
    Holding the General Assembly                        Management  For           Voted - For
7   Approving of Transferring 10 Pct of the Profits to
    the Statutory Fund                                  Management  For           Voted - For
8   Approval of the General Assembly of the Bonus to
    the Members of the Board As Well As the Bonuses for
    the Board Committees for 2013                       Management  For           Voted - For
9   Increasing the Capital of the Company by
    Distributing Grant Shares to Shareholders of 13 Pct
    of the Capital, Namely 498 354 529 Shares to the
    Shareholders Registered in the Records of the
    Company on the Work Day Prior the Day of Amendment
    of the Share Price in Accordance with Article One
    of the Decision of the Market Committee No. 01 of
    2013 Issued by the Kuwait Exchange. the Said
    Article Stipulated That.                            Management  For           Voted - For
    Second, Distribution of Grant Shares, the Share
    Price Shall be Amended After Three Work Days in the
    Exchange Following the Receipt of the Written
    Notification from the Board of the Company
    Announcing the End of the Registration Procedures
    Pertaining to the Decision of the Extraordinary
    General Assembly of the Distribution of the Grant
    Shares to the Shareholders Registered in the
    Company Records on the Work Day Prior the Day of
    Amendment of the Share Price                                                  Non-Voting
10  Permitting the Board of Directors to Grant Funding
    to the Members of the Board and Concerned Bodies    Management  For           Abstain
11  Delegating the Board to Purchase Or Sell 10pct of
    the Bank Shares in Accordance with the Decision of
    the Minister of Commerce and Industry No. 10 of
    1987 Issued on 16 Feb 1987 and the Directions of
    the Central Bank of Kuwait No. 2 Rba 101 2003
    Pertaining to the Regulations of the Share Purchase
    Operation Completed by Banks for 18 Months          Management  For           Voted - For
12  Discharging the Members of the Board for All
    Matters Pertaining to Their Legal Actions for the
    Financial Year Ended on 31 Dec 2013                 Management  For           Voted - For
13  Appointing Or Re-appointing the Auditors for the
    Financial Year Ended in 2014 and Delegating the
    Board to Determine Their Fees                       Management  For           Voted - For
14  Appointing Or Re-appointing the Members of the
    Legal Legislation and Supervision Authority for


998




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    2014 and Delegating the Board to Determine Their
    Fees                                                Management  For           Abstain
15  Electing the Members of the Board for the Three
    Coming Years 2014 to 2016                           Management  For           Abstain
    13 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolution 13.
    If You Have Already Sent in Your Votes for Mid:
    293012 Pl-ease Do Not Revote on This Meeting Unless
    You Decide to Amend Your Instruction-s.             Non-Voting                Non-Voting
Meeting Date: 23-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    292868 Due to Change in Ag-enda. All Votes Received
    on the Previous Meeting Will be Disregarded and You
    W-ill Need to Reinstruct on This Meeting Notice.
    Thank You.                                          Non-Voting                Non-Voting
1   Increasing the Capital of the Company by
    Distributing the Grant Shares to Shareholders of 13
    Pct of the Capital, Namely 498,354,529 Shares to
    the Shareholders Registered in the Company Records
    on the Work Day Prior the Day of Amending the Share
    Price in Accordance with Article One of the
    Decision of the Market Committee No. 01 of 2013
    Issued by the Kuwait Exchange. the Said Article
    Stipulated That Second Distribution of Grant
    Shares. the Share Price Shall be Amended After
    Three Work Days in the Exchange Following the
    Receipt of the Written Notification from the Board
    of the Company Announcing the End of the
    Registration Procedures Pertaining to the Decision
    of the Extraordinary General Assembly of the
    Distribution of the Grant Shares to the
    Shareholders Registered in the Company Records on
    the Work Day Prior the Day of Amendment of the
    Share Price                                         Management  For           Voted - For
2   Amendment of Article 8 of the Memorandum of
    Association and Article 7 of the Articles of
    Association As Follows: Current Text of Article 8
    of the Memorandum of Association and Article 7 of
    the Articles of Association: the Capital of the
    Company Has Been Fixed at Three Hundred and Eighty
    Three Million and Three Hundred and Forty Nine
    Thousand and Six Hundred and Thirty Seven Dinars
    Divided Into Three Thousand and Eight Hundred and
    Thirty Three Million and Four Hundred and Ninety
    Six Thousand and Three Hundred and Seventy Nine
    Shares, Each Being for One Hundred Fils. All Shares
    are Cash Shares; Suggested Text of Article 8 of the
    Memorandum of Association and Article 7 of the
    Articles of Association: the Capital of the Company
    Has Been Fixed at Four Hundred and Thirty Three
    Million and One Hundred and Eighty Five Thousand
    and Ninety Dinars Divided Into Four Thousand and
    Three Hundred and Thirty One Million and Eight
    Hundred and Fifty Thousand and Nine Hundred and


999




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Eight Shares, Each Being for One Hundred Fils. All
    Shares are Cash Shares                              Management  For           Voted - For
3   Amendments Suggested to the Memorandum and Articles
    of Association of Kfh in Accordance with the
    Provisions of the Companies Law and the Executive
    Deeds Thereof                                       Management  For           Abstain
LATAM AIRLINES GROUP SA, CHILE
CUSIP: P61894104
Meeting Date: 29-Apr-14   Meeting Type: Ordinary General Meeting
A   Approval of the Annual Report, Balance Sheet and
    Financial Statements of the Company for the Fiscal
    Year That Ended on December 31, 2013                Management  For           Voted - For
B   Election of the Board of Directors of the Company   Management  For           Abstain
C   Establishment of the Compensation for the Board of
    Directors of the Company for the Fiscal Year That
    Ends on December 31, 2014                           Management  For           Abstain
D   The Establishment of the Compensation of the
    Committee of Directors of the Company and the
    Determination of Its Budget for the Fiscal Year
    That Ends on December 31, 2014                      Management  For           Abstain
E   Designation of an Outside Auditing Firm for the
    Company, Designation of Risk Rating Agencies for
    the Company and Accounts Regarding the Matters That
    are Referred to in Title Xvi of Law Number 18,046,
    the Share Corporations Law                          Management  For           Voted - For
F   Information Regarding the Cost of Processing,
    Printing and Sending the Information That is
    Referred to in Circular Number 1816 of the
    Superintendency of Securities and Insurance         Management  For           Voted - For
G   Designation of the Newspaper in Which the Notices
    of the Company Will be Published                    Management  For           Voted - For
H   Other Matters of Corporate Interest That are
    Appropriate for the Cognizance of an Annual General
    Meeting of Shareholders of the Company              Management  For           Voted - Against
LT GROUP INC, MAKATI CITY
CUSIP: Y5342M100
Meeting Date: 09-Jun-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    333321 Due to Splitting Of-resolution 6. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
1   Call to Order                                       Management  For           Voted - For
2   Proof of Notice of Meeting/certification of Quorum  Management  For           Voted - For
3   Approval of the Minutes of the Previous Meeting     Management  For           Voted - For
4   Management Report                                   Management  For           Voted - For


1000




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Ratification of All Acts, Transactions and
    Resolutions by the Board of Directors and
    Management in 2013                                  Management  For           Voted - For
6.A Amendment of the Articles of Incorporation: Change
    of Principal Office                                 Management  For           Voted - For
6.B Amendment of the Articles of Incorporation:
    Increase in the Number of Directors                 Management  For           Voted - For
7   Election of Directors: Dr. Lucio C. Tan             Management  For           Voted - Against
8   Election of Directors: Mr. Harry C. Tan             Management  For           Voted - Against
9   Election of Directors: Ms. Carmen K. Tan            Management  For           Voted - Against
10  Election of Directors: Mr. Lucio K. Tan, Jr         Management  For           Voted - Against
11  Election of Directors: Mr. Michael G. Tan           Management  For           Voted - Against
12  Election of Directors: Ms. Juanita Tan Lee          Management  For           Voted - Against
13  Election of Directors: Mr. Washington Z. Sycip      Management  For           Voted - Against
14  Election of Directors: Mr. Joseph T. Chua           Management  For           Voted - Against
15  Election of Directors: Mr. Peter Y. Ong             Management  For           Voted - Against
16  Election of Independent Director: Mr. Robin C. Sy   Management  For           Voted - For
17  Election of Independent Director: Mr. Antonino L.
    Alindogan, Jr                                       Management  For           Voted - For
18  Election of Independent Director: Atty. Wilfrido E.
    Sanchez                                             Management  For           Voted - For
19  Election of Independent Director: Ms. Florencia G.
    Tarriela                                            Management  For           Voted - For
20  Adjournment                                         Management  For           Voted - For
MALAYAN BANKING BHD MAYBANK
CUSIP: Y54671105
Meeting Date: 07-Apr-14  Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon   Management  For           Voted - For
2   To Approve the Payment of A Final Single-tier
    Dividend in Respect of the Financial Year Ended 31
    December 2013 of Single-tier Dividend of 31 Sen Per
    Ordinary Share As Recommended by the Board          Management  For           Voted - For
3   To Re-elect the Following Director, Each of Who
    Retires by Rotation in Accordance with Articles 96
    and 97 of the Company's Articles of Association:-
    Dato' Dr Tan Tat Wai                                Management  For           Voted - For
4   To Re-elect the Following Director, Each of Who
    Retires by Rotation in Accordance with Articles 96
    and 97 of the Company's Articles of Association:-
    Mr Cheah Teik Seng                                  Management  For           Voted - For
5   To Re-elect Datuk Abdul Farid Alias Who Retires in
    Accordance with Article 100 of the Company's
    Articles of Association                             Management  For           Voted - For
6   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company for the Financial Year Ending 31
    December 2014 and to Authorise the Directors to Fix
    Their Remuneration                                  Management  For           Voted - For


1001

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Authority to Directors to Issue Shares              Management  For           Voted - For
8   Allotment and Issuance of New Ordinary Shares of
    Rm1.00 Each in Maybank ("maybank Shares") in
    Relation to the Recurrent and Optional Dividend
    Reinvestment Plan That Allows Shareholders of
    Maybank ("shareholders") to Reinvest Their Dividend
    to Which the Dividend Reinvestment Plan Applies, in
    New Ordinary Shares of Rm1.00 Each in Maybank
    ("dividend Reinvestment Plan")                      Management  For           Voted - For
9   Proposed Allocation of Options And/or Grant of
    Maybank Shares to Datuk Abdul Farid Alias           Management  For           Voted - For
MANILA ELECTRIC CO., PASIG CITY
CUSIP: Y5764J148
Meeting Date: 27-May-14    Meeting Type: Annual General Meeting
1   Call to Order                                       Management  For           Voted - For
2   Certification of Notice and Quorum                  Management  For           Voted - For
3   Approval of the Minutes of the Annual Meeting of
    Stockholders Held on May 28, 2013                   Management  For           Voted - For
4   Report of the President and Chief Executive Officer Management  For           Voted - For
5   Prospect/ Outlook from the Chairman                 Management  For           Voted - For
6   Approval of the 2013 Audited Financial Statements   Management  For           Voted - For
7   Approval of Amendment to Section 3 of the Articles
    of Incorporation to Comply with Sec Memorandum
    Circular No. 6 Series of 2014                       Management  For           Voted - For
8   Ratification of Acts of Board and Management        Management  For           Voted - For
9   Election of Director: Ray C. Espinosa               Management  For           Voted - Against
10  Election of Director: James L. Go                   Management  For           Voted - Against
11  Election of Director: John L. Gokongwei, Jr.        Management  For           Voted - Against
12  Election of Director: Lance Y. Gokongwei            Management  For           Voted - Against
13  Election of Director: Jose Ma. K. Lim               Management  For           Voted - Against
14  Election of Director: Manuel M. Lopez               Management  For           Voted - Against
15  Election of Director: Napoleon L. Nazareno          Management  For           Voted - Against
16  Election of Director: Artemio V. Panganiban
    (independent Director)                              Management  For           Voted - For
17  Election of Director: Manuel V. Pangilinan          Management  For           Voted - Against
18  Election of Director: Oscar S. Reyes                Management  For           Voted - Against
19  Election of Director: Pedro E. Roxas (independent
    Director)                                           Management  For           Voted - For
20  Appointment of External Auditors                    Management  For           Voted - For
21  Other Business That May Properly Come Before the
    Meeting                                             Management  Against       Voted - For
22  Adjournment                                         Management  For           Voted - For


1002

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MAXIS BHD
CUSIP: Y58460109
Meeting Date: 07-May-14 Meeting Type: Annual General Meeting
1   To Declare A Final Single-tier Tax- Exempt Dividend
    of 8 Sen Per Ordinary Share for the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 114(1) of the Company's
    Articles of Association and Who Being Eligible,
    Have Offered Himself for Re- Election: Robert
    William Boyle                                       Management  For           Voted - Against
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 114(1) of the Company's
    Articles of Association and Who Being Eligible,
    Have Offered Himself for Re- Election: Augustus
    Ralph Marshall                                      Management  For           Voted - Against
4   To Re-elect the Following Director Who is Appointed
    to the Board During the Year and Retire Pursuant to
    Article 121 of the Company's Articles of
    Association: Hamidah Naziadin (appointed on 1
    February 2014)                                      Management  For           Voted - For
5   To Re-elect the Following Director Who is Appointed
    to the Board During the Year and Retire Pursuant to
    Article 121 of the Company's Articles of
    Association: Morten Lundal (appointed on 1 October
    2013)                                               Management  For           Voted - Against
6   To Re-appoint Messrs PricewaterhouseCoopers ("pwc")
    As Auditors of the Company to Hold Office from the
    Conclusion of This Meeting Until the Conclusion of
    the Next Annual General Meeting and to Authorise
    the Directors to Fix Their Remuneration             Management  For           Voted - Against
Meeting Date: 07-May-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Astro Holdings Sdn Bhd And/or Its
    Affiliates, Including But Not Limited to Astro
    Digital 5 Sdn Bhd, Measat Broadcast Network Systems
    Sdn Bhd, Astro Radio Sdn Bhd, Astro Entertainment
    Sdn Bhd, Kristal-astro Sdn Bhd and Getit
    Infoservices Private Limited                        Management  For           Voted - For
2   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Tanjong Public Limited Company And/or
    Its Affiliates, Including But Not Limited to
    Tanjong City Centre Property Management Sdn Bhd and
    Tgv Cinemas Sdn Bhd                                 Management  For           Voted - For
3   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent


1003




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Related Party Transactions of A Revenue Or Trading
    Nature with Measat Global Berhad And/or Its
    Affiliates, Including But Not Limited to Measat
    Satellite Systems Sdn Bhd and Measat Broadband
    (international) Ltd                                 Management  For           Voted - For
4   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Usaha Tegas Sdn Bhd And/or Its
    Affiliates, Including But Not Limited to Ut
    Hospitality Services Sdn Bhd, Ut Projects Sdn Bhd,
    Ut Energy Services Sdn Bhd, Utsb Management Sdn
    Bhd, Srg Asia Pacific Sdn Bhd, Bumi Armada Berhad,
    Mobitel (private) Limited and Sri Lanka Telecom PLC Management  For           Voted - For
5   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Umts (malaysia) Sdn Bhd                 Management  For           Voted - For
6   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Maxis Communications Berhad And/or Its
    Affiliates, Including But Not Limited to Dishnet
    Wireless Limited, Aircel Limited and Bridge Mobile
    Pte Ltd                                             Management  For           Voted - For
7   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Saudi Telecom Company And/or Its
    Affiliates, Including But Not Limited to Cell C
    (ply) Ltd, Kuwait Telecom Company, Avea Iletisim
    Hizmetleri A.s., Sebit Egitim Ve Bilgi
    Teknolojileri Anonim Sirketi and Viva Bahrain Bsc
    (c)                                                 Management  For           Voted - For
8   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Pt Axis Telekom Indonesia               Management  For           Voted - For
9   Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Malaysian Jet Services Sdn Bhd          Management  For           Voted - For
10  Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Malaysian Landed Property Sdn Bhd       Management  For           Voted - For
11  Proposed Shareholders' Mandate for the Company
    And/or Its Subsidiaries to Enter Into Recurrent
    Related Party Transactions of A Revenue Or Trading
    Nature with Opcom Cables Sdn Bhd                    Management  For           Voted - For
    10 Apr 2014: Please Note That This is A Revision
    Due to Modification of Text O-f Resolution 7. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting


1004




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MERCADOLIBRE, INC.
CUSIP: 58733R102 TICKER: MELI
Meeting Date: 17-Jun-14   Meeting Type: Annual
1.  Director                                            Management
1   Susan Segal                                         Management  For           Voted - For
2   Michael Spence                                      Management  For           Vote Withheld
3   Mario Eduardo Vazquez                               Management  For           Voted - For
2.  Advisory Vote on the Compensation of our Named
    Executive Officers                                  Management  For           Voted - For
3.  Ratification of the Appointment of Deloitte & Co.
    S.a. As our Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014                                            Management  For           Voted - For
MEXICHEM SAB DE CV
CUSIP: P57908132
Meeting Date: 29-Apr-14   Meeting Type: Annual General Meeting
I   Report from the General Director And, on the Basis
    of This Report, the Report from the Board of
    Directors, for the Purposes of Article 28, Part IV,
    Line B, of the Securities Market Law and Article
    172 of the General Mercantile Companies Law,
    Regarding the Operations and Results from the
    Fiscal Year That Ended on December 31, 2013, and
    the Audited Individual and Consolidated Financial
    Statements of the Company, with Its Subsidiaries,
    to That Date, As Well As the Report That is
    Referred to in Part Xix of Article 76 of the Income
    Tax Law                                             Management  For           Abstain
II  Presentation of the Annual Report from the Audit
    and Corporate Practices Committee of the Company    Management  For           Abstain
III Proposal and Resolution Regarding the Allocation of
    the Results for the Fiscal Year That Ended on
    December 31, 2013                                   Management  For           Abstain
IV  Election and Or Ratification of the Members of the
    Board of Directors, Both Full and Alternate, the
    Secretary and Vice Secretary, As Well As of the
    Members and Secretary of the Audit and Corporate
    Practices Committee of the Company                  Management  For           Abstain
V   Determination of the Compensation for the Members
    of the Board of Directors, As Well As for the
    Persons Who Will Make Up the Audit and Corporate
    Practices Committee of the Company                  Management  For           Abstain
VI  Determination of the Maximum Amount of Funds That
    Can be Allocated, During the 2014 Fiscal Year, to
    the Purchase of Shares of the Company               Management  For           Abstain
VII The Annual Report from the Board of Directors
    Regarding the Adoption Or Modification of the


1005




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
      Policies Regarding the Acquisition of Shares of the
      Company and Regarding the Resolutions of That
      Corporate Body in Regard to the Purchase and Or
      Placement of Shares of the Company                  Management  For           Abstain
VIII  Designation of Delegates Who Will Carry Out and
      Formalize the Resolutions That are Passed by the
      General Meeting                                     Management  For           Voted - For
MINERA FRISCO SAB DE CV
CUSIP: P6811U102
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
      Please Note That Only Mexican Nationals Have Voting
      Rights at This Meeting. If-you are A Mexican
      National and Would Like to Submit Your Vote on This
      Meeting-please Contact Your Client Service
      Representative. Thank You                           Non-Voting                Non-Voting
I     Presentation of the Tax Opinion from the Outside
      Auditor for the 2012 Fiscal Y-ear. Resolutions in
      This Regard                                         Non-Voting                Non-Voting
II.I  Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report F-rom the
      General Director That Was Prepared in Accordance
      with Article 44, Part-xi, of the Securities Market
      Law and Article 172 of the General Mercantile Co-
      Mpanies Law, Accompanied by the Opinion of the
      Outside Auditor, Regarding The-operations and
      Results of the Company for the Fiscal Year That
      Ended on Decemb-er 31, 2013, As Well As the Opinion
      of the Board of Directors Regarding the Co-ntent of
      That Report                                         Non-Voting                Non-Voting
II.II Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report F-rom the
      Board of Directors That is Referred to in Article
      172, Line B, of The-general Mercantile Companies
      Law, in Which are Contained the Main Accounting
      A-nd Information Policies and Criteria That Were
      Followed in the Preparation Of-the Financial
      Information of the Company                          Non-Voting                Non-Voting
IIIII Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report O-n the
      Activities and Transactions in Which the Board of
      Directors Has Interven-ed, in Accordance with
      Article 28, Part IV, Line E, of the Securities
      Market L-aw                                         Non-Voting                Non-Voting
II.IV Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Individu-al and
      Consolidated Financial Statements of the Company to
      December 31, 2013                                   Non-Voting                Non-Voting
II.V  Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Annual R-eport
      Regarding Activities That Were Carried Out by the
      Audit and Corporate Pr-actices Committees in


1006




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Accordance with Article 43, Part I and II, of the
     Securi- Ties Market Law. Resolutions in This Regard  Non-Voting                Non-Voting
III  Presentation, Discussion And, If Deemed
     Appropriate, Approval of the Proposal-for the
     Allocation of Results. Resolutions in This Regard    Non-Voting                Non-Voting
IV   Discussion And, If Deemed Appropriate, Election and
     Or Ratification of the Mem-bers of the Board of
     Directors, Secretary and Vice Secretary of the
     Company. R- Esolutions in This Regard                Non-Voting                Non-Voting
V    Determination of the Compensation for the Members
     of the Board of Directors, S-ecretary and Vice
     Secretary of the Company. Resolutions in This Regard Non-Voting                Non-Voting
VI   Discussion And, If Deemed Appropriate, Approval of
     the Appointment and Or Rati-fication of the
     Corporate Practices and Audit Committee of the
     Company. Resolu- Tions in This Regard                Non-Voting                Non-Voting
VII  Determination of the Compensation for the Members
     of the Corporate Practices A-nd Audit Committee of
     the Company. Resolutions in This Regard              Non-Voting                Non-Voting
VIII Presentation, Discussion And, If Deemed
     Appropriate, Approval of A Transaction-under
     Article 47 of the Securities Market Law.
     Resolutions in This Regard                           Non-Voting                Non-Voting
IX   Designation of Delegates to Carry Out and Formalize
     the Resolutions That are P-assed by the General
     Meeting. Resolutions in This Regard                  Non-Voting                Non-Voting
     17 Apr 2014: Please be Advised That Shares with
     Series A1 are Commonly Used Fo-r Those Shares That
     Confer Full Voting Rights and Can Only be Acquired
     by Mexi-can Nationals. in Some Cases, Issuers Have
     Established Neutral Trusts to Allow-foreign
     Investors to Purchase Otherwise Restricted Shares.
     in These Instances-, the Neutral Trust Retains
     Voting Rights of the Security. Only Send Voting
     In-structions If the Final Beneficial Owner is A
     National and This Customer is Re-gistered As Such
     in Banamex Mexico Or If the Issuers Prospectus
     Allow Foreign-investors to Hold Shares with Voting
     Rights                                               Non-Voting                Non-Voting
     17 Apr 2014: Please Note That This is A Revision
     Due to Receipt of Additional- Comment. If You Have
     Already Sent in Your Votes, Please Do Not Vote
     Again Unl-ess You Decide to Amend Your Original
     Instructions. Thank You.                             Non-Voting                Non-Voting
MISC BHD, KUALA LUMPUR
CUSIP: Y6080H105
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
1    To Receive the Audited Financial Statements of the
     Company for the Financial Year Ended 31 December
     2013 Together with the Reports of the Directors and
     Auditors Thereon                                     Management  For           Voted - For


1007




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Declare A Final Tax Exempt Dividend of 5 Sen Per
    Ordinary Share in Respect of the Financial Year
    Ended 31 December 2013                               Management  For           Voted - For
3   To Re-elect the Following Director Who Retire by
    Rotation Pursuant to Article 97 of the Company's
    Articles of Association: Datuk Manharlal A/l Ratilal Management  For           Voted - For
4   To Re-elect the Following Director Who Retire by
    Rotation Pursuant to Article 97 of the Company's
    Articles of Association: Mohd. Farid Bin Mohd. Adnan Management  For           Voted - Against
5   To Approve the Payment of Directors' Fees of
    Rm476,000.00 for the Financial Year Ended 31
    December 2013                                        Management  For           Voted - For
6   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company to Hold Office from the Conclusion of
    This Annual General Meeting Until the Conclusion of
    the Next Annual General Meeting and to Authorise
    the Directors to Fix Their Remuneration              Management  For           Voted - For
MOBILE TELECOMMUNICATIONS COMPANY K.S.C, SHUWAIKH
CUSIP: M7034R101
Meeting Date: 20-Feb-14 Meeting Type: Ordinary General Meeting
    Please Note That Shareholders Cannot Vote Against
    the Agenda Item Calling For-the
    Appointment/election/re-election of the Board of
    Directors of Joint Stock-public Shareholding
    Companies. It is Only Possible for Shareholders to
    Either:-vote in Favour of Each Respective Nominee,
    Or Abstain from Voting.                              Non-Voting                Non-Voting
    Please Note That This is an Amendment to Meeting Id
    279578 Due to Addition Of-resolutions 1 to 3 and 5
    to 10. All Votes Received on the Previous Meeting
    Wi-ll be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Than-k You.       Non-Voting                Non-Voting
1   To Hear and Approve of the Report of the Board of
    Directors for the Year Ended 31 December 2013        Management  For           Abstain
2   To Hear and Approve of the Report of the Auditors
    for the Year Ended 31 December 2013                  Management  For           Abstain
3   To Discuss and Approve of the Final Financials and
    Balance Sheet for the Year Ended 31 December 2013    Management  For           Abstain
4   To Approve of the Proposal of the Board of
    Directors to Distribute A Cash Dividend at the Rate
    of 50pct of the Capital at Kwd 0.050 Per Share
    Excluding the Treasury Shares and That is for the
    Shareholders Who are Registered in the Company's
    Records on the Agm Date, Record Date                 Management  For           Abstain
5   To Approve of Transferring of Kwd 370,470 to the
    Legal Reserve from the Profits of the Financial
    Year Ended 31 December 2013                          Management  For           Voted - For
6   To Approve of the Remuneration of the Board of
    Directors in the Amount of Kwd 430,000 for the
    Financial Year Ended 31 December 2013                Management  For           Voted - For


1008




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Authorize the Board of Directors to Purchase
    10pct of the Company's Shares in Accordance with
    the Provisions of Article No 175 from Law No. 25
    for Year 2012 and Cma Instructions for the
    Organization of Buying the Shareholding Companies
    Its Shares, Treasury Shares and How to Use and Deal
    with It, No. H.a.m Q.t.a T.sh 6 2013                Management  For           Voted - For
8   Approval of Dealings with Related Parties           Management  For           Abstain
9   To Release the Directors from Liability for Their
    Lawful Acts for the Year Ended 31 December 2013     Management  For           Abstain
10  To Appoint and Or Re-appoint the Auditors for the
    Financial Year Ending 31 December 2014 and
    Authorize the Board of Directors to Fix Their Fees  Management  For           Voted - For
11  To Elect Board of Directors for the Upcoming Three
    Years                                               Management  For           Abstain
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 02 Mar
    2014. Consequently, Your Voting Instructions Will
    Remain V-alid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
    14 Feb 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-abstain' for
    Resolution No 11, Against is Not A Voting Option on
    This Resolut-ion                                    Non-Voting                Non-Voting
    14 Feb 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes for Mid: 282277, Please Do Not
    Revote On-this Meeting Unless You Decide to Amend
    Your Instructions.                                  Non-Voting                Non-Voting
MOL HUNGARIAN OIL AND GAS PLC, BUDAPEST
CUSIP: X5462R112
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    275011 Due to Addition Of-resolution 14 and Change
    in Sequence of Resolutions from "14 to 16" to "15
    To-17". All Votes Received on the Previous Meeting
    Will be Disregarded and You Wi-ll Need to
    Reinstruct on This Meeting Notice. Thank You.       Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client


1009




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 24 Apr 2014
    at 11:00 Hrs. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
1   Proposed Resolution on the Approval of the
    Electronic Vote Collection Method                   Management  For           Voted - For
2   Approval of the Election of the Keeper of the
    Minutes, the Shareholders to Authenticate the
    Minutes and the Counter of the Votes in Line with
    the Proposal of the Chairman of the Annual General
    Meeting                                             Management  For           Voted - For
3   The Board of Directors Proposes to the General
    Meeting to Approve the Consolidated Financial
    Statements of Mol Group Prepared Based on Section
    10 of the Hungarian Accounting Act, in Accordance
    with Ifrs and the Related Auditor's Report with
    Total Assets of Huf 4,641 Bn And                    Management  For           Voted - For
    Profit Attributable to Equity Holders of Huf 21 Bn.
    the Board of Directors Proposes to the General
    Meeting to Approve the Annual Report of Mol PLC.
    Prepared in Accordance with Hungarian Accounting
    Act and the Related Auditors' Report with Total
    Assets of Huf 3,059 Bn, Net Loss for the Period of
    Huf 78 Bn and Tied Up Reserve of Huf 46 Bn                                    Non-Voting
4   The Board of Directors Proposes to the General
    Meeting That Huf 60bn Shall be Paid Out As A
    Dividend in 2014, for the Financial Year Ended 31
    December 2013, from Reserves Available for Dividend
    Distribution. the Dividend on Treasury Shares Will
    be Distributed to Those Shareholders Eligible for
    Such Dividend, in Proportion to Their Number of
    Shares. the Net Loss Shall be Transferred to
    Retained Earnings                                   Management  For           Voted - For
5   The Board of Directors Upon the Approval of the
    Supervisory Board Proposes to the General Meeting
    to Approve the Corporate Governance Report, Based
    on the Corporate Governance Recommendations of the
    Budapest Stock Exchange                             Management  For           Voted - For
6   The Board of Directors Proposes to the General
    Meeting - Under Article 12.12 of the Articles of
    Association - to Approve the Work of Board of
    Directors Performed in the Business Year 2013 and
    Grant Waiver to the Board of Directors and Its
    Members Under Subsection (5) of Section 30 of the
    Company Act                                         Management  For           Voted - For
7   The Audit Committee Proposes to the General Meeting
    the Election of Ernst & Young Konyvvizsgalo Kft.
    (1132 Budapest, Vaci Ut 20.) to be the Independent
    Auditor of Mol PLC. for the Year 2014, Until the
    Agm Closing the Year But Latest 30 April 2015. the
    Audit Committee Proposes the Audit Fee for Mol PLC.
    for 2014 to be Huf 75.8 Million Plus Vat. Auditor


1010




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Personally Responsible Appointed by Ernst & Young
    Konyvvizsgalo Kft. is Zsuzsanna Bartha
    (registration Number: Mkvk-005268), in Case of Her
    Hindrance Substituted by Istvan Havas (registration
    Number: Mkvk- 003395). in Addition to the
    Abovementioned, the Material Elements of the
    Contract with the Auditor are As Follows: Scope:
    Audit of the Statutory Financial Statements of Mol
    PLC. Prepared for the Year 2014 in Accordance with
    Law C of 2000 on Accounting and the Audit of the
    Consolidated Financial Statements of Mol Group
    Prepared                                            Management  For           Voted - For
    For the Year 2014 in Accordance with the
    International Financial Reporting Standards (ifrs).
    Billing and Settlement: in 12 Equal Monthly
    Installments, Invoices are Submitted by the 5th Day
    of the Following Month and Mol PLC. is Obliged to
    Settle Them in 30 Days. Term of the Contract: from
    25 April 2014 Until the General Meeting Closing the
    Year 2014 But Latest 30 April 2015. in Any Other
    Questions the General Terms and Conditions Relating
    to Audit Agreements of Ernst & Young Konyvvizsgalo
    Kft. Shall Apply                                                              Non-Voting
8   The Board of Directors Proposes to the General
    Meeting to Authorize the Board of Directors of the
    Company to Acquire Treasury Shares - Simultaneously
    Setting Aside the Resolution No 8 of the 25 April
    2013 Agm - Pursuant to the Following Terms and
    Conditions: Mode of Acquisition of Treasury Shares:
    with Or Without Consideration, Either on the Stock
    Exchange Or Through Public Offer Or on the Otc
    Market If Not Prohibited by Legal Regulations,
    Including But Not Limited to Acquiring Shares by
    Exercising Rights Ensured by Financial Instruments
    for Acquiring Treasury Shares (eg.: Call Right,
    Exchange Right Etc.). the Authorization Empowers
    the Board of Directors to Acquire Any Type of
    Shares of the Company with Any Par Value. the
    Amount (number) of Shares That Can be Acquired: the
    Total Amount of Nominal Value of Treasury Shares
    Owned by the Company at Any Time May Not Exceed 25
    % of the Actual Share Capital of the Company. the
    Period of Validity of the Authorization: from the
    Date of the Resolution Made on the Annual General
    Meeting for an 18 Months Period. If the Acquisition
    of the Treasury Shares is in Return for A
    Consideration, the Minimum Amount Which Can be Paid
    for One Piece of Share is Huf 1, While the Maximum
    Amount Cannot Exceed 150 % of the Highest of the
    Following Prices: A.) the Highest Price of the
    Deals Concluded with the Shares on the Budapest
    Stock Exchange ("bet") on the Date of the
    Transaction Or B.) the Daily Volume Weighted
    Average Price of the Shares on Any of the 90 Bet
    Trading Days Prior to the Date of the Transaction
    Or C.) the Volume- Weighted Average Price of the


1011




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares During 90 Bet Trading Days Prior to the Date
    of Signing The                                       Management  For           Voted - Against
    Agreement for Acquiring the Treasury Shares
    (particularly Purchase Agreement, Call Option
    Agreement Or Other Collateral Agreement), Or the
    Date of Acquisition of Financial Instruments
    Ensuring Rights to Acquire Treasury Shares Or the
    Date of Exercising Option Rights, Pre-emption
    Rights; Rights Ensured by Collateral Or by
    Financial Instruments for Acquiring Treasury Shares
    Or D.) the Closing Price of the Shares on the Bet
    on the Trading Day Which Falls Immediately Prior to
    the Date of Signing the Agreement for Acquiring the
    Treasury Shares (particularly Purchase Agreement,
    Call Option Agreement Or Other Collateral
    Agreement), Or the Date of Acquisition of Financial
    Instruments Ensuring Rights to Acquire Treasury
    Shares Or the Date of Exercising Option Rights,
    Preemption Rights; Rights Ensured by Collateral Or
    by Financial Instruments for Acquiring Treasury
    Shares                                                                         Non-Voting
9   The Board of Directors Proposes to the General
    Meeting to Elect Dr. Sandor Csanyi to be A Member
    of the Board of Directors from 30 April 2014 to 29
    April 2019                                           Management  For           Voted - For
10  The Board of Directors Proposes to the General
    Meeting to Elect Dr. Anwar Al-kharusi to be A
    Member of the Board of Directors from 30 April 2014
    to 29 April 2019. in Compliance with Subsection (1)
    of Section 25 of the Company Act the General
    Meeting Approves Dr. Anwar Al-kharusi's Position As
    Member of the Board of Directors of Oman Oil Company Management  For           Voted - For
11  The Board of Directors Proposes to the General
    Meeting to Elect Dr. Anthony Radev to be A Member
    of the Board of Directors from 30 April 2014 to 29
    April 2019                                           Management  For           Voted - For
12  The Board of Directors Proposes to the General
    Meeting to Make Decisions on the Amendment of the
    Articles of Association of the Company Within the
    Agenda Item No. 6 As Follows:-authorization Granted
    for the Board of Directors to Increase the Share
    Capital and Respective Amendment of Article 17.d.)
    Shall be Adopted by A Separate Resolution,-all
    Other Amendments Shall be Adopted by A Joint         Management  For           Voted - For
    Resolution. the Board of Directors Further Proposes
    to the General Meeting, Following the Amendments of
    the Articles of Association, to Adopt A Separate
    Resolution on the Application of the New Civil Code
    for the Company                                                                Non-Voting
13  The Board of Directors Proposes to the Holders of
    "a" Series Shares Present at the General Meeting to
    Grant Their Approval to the Authorization of the
    Board of Directors to Increase the Share Capital in
    Accordance with the Conditions Defined in Article
    17.d.) of the Articles of Associations to be Amended Management  For           Voted - For


1012




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
14  The Board of Directors Proposes to the Holder of
    "b" Series Share Present at the General Meeting to
    Grant His Approval to the Authorization of the
    Board of Directors to Increase the Share Capital in
    Accordance with the Conditions Defined in Article
    17.d.) of the Articles of Associations to be Amended Management  For           Voted - For
15  The Board of Directors Proposes to the General
    Meeting To-pass A Resolution According to Which the
    Board of Directors Shall be Authorized to Increase
    the Share Capital Until 23 April 2019 in Accordance
    with the Conditions Defined in Article 17.d.) of
    the Articles of Association Amended As Proposed
    Above, And-amend Article 17.d.) of the Articles of
    Association As Proposed Above                        Management  For           Voted - For
16  The Board of Directors Proposes to the General
    Meeting to Delete Article 7.3, Amend Articles 8.1.,
    8.2. and 8.5., Amend Article 10.1.2. (ii), Delete
    Article 11.2. and Amend Articles 11.1. and 11.3.,
    Delete Articles 12.2.k.) and 12.11. and Amend
    Articles 12.2.q.), 12.7., 12.9. and 12.10., Amend
    Articles 13.2.,13.3., 13.4. and 13.5., Amend
    Article 14.3. and Supplement Article 14 with A New
    Article 14.5., Amend Articles 15.1., 15.2.j.),
    15.7. and 15.10. and Delete Article 15.2.k.),
    Delete Article 16.6., Amend the Title of Article 17
    and Amend Articles 17.b.) and 17.c.), Amend
    Articles 18.1., 18.2. and 18.3., Amend Articles
    20.1. and 20.3., Amend Articles 22.1., 22.2.,
    22.3.b.) and 22.6., Amend the Title of Article 25
    and Amend Articles 25.1. and 25.3., Amend Article
    26., Amend Article 27.b.), Amend Article 28. of the
    Articles of Association According to the Above
    Proposal of the Board of Directors                   Management  For           Voted - For
17  The Board of Directors Proposes That the General
    Meeting Decides on the Application of the New Civil
    Code (act V of 2013 on the Civil Code) for the
    Company in the Future                                Management  For           Voted - For
    08 Apr 2014: Please Note That Only Holders of B
    Shares Can Vote on Resolution-14. Non Holders of B
    Shares Should Instruct Abstain.                      Non-Voting                Non-Voting
    08 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment. If You Have
    Already Sent in Your Votes for Mid: 310324 Please
    Do Not-revote on This Meeting Unless You Decide to
    Amend Your Instructions.                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting


1013




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    15 Apr 2014: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 24 Apr 2014 at 11:00. Consequently, Your Voting
    Inst-ructions Will Remain Valid for All Calls
    Unless the Agenda is Amended. Thank Y-ou.           Non-Voting                Non-Voting
5   The General Meeting Elects Dr. Janos Martonyi As
    Member of the Board of Directors from 1 July 2014
    to 29 April 2019                                    Management  For           Voted - For
    15 Apr 2014: the Board of Directors of Mol PLC.
    Hereby Informs the Shareholder-s and the Capital
    Market Participants That an Institutional Investor
    Sharehold-er Holding at Least 1 % of the Votes
    Submitted an Additional Resolution Propos-al
    Which is Supported by the Board of Directors of Mol
    PLC.                                                Non-Voting                Non-Voting
    15 Apr 2014: Please Note That This is A Revision
    Due to Addition of Comment An-d Modification to
    Text of Comment. If You Have Already Sent in Your
    Votes, Ple-ase Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions. T-hank You.    Non-Voting                Non-Voting
MTN GROUP LTD, FAIRLANDS
CUSIP: S8039R108
Meeting Date: 27-May-14 Meeting Type: Annual General Meeting
O.1.1Re-elect Koosum Kalyan As Director                 Management  For           Voted - For
O.1.2Re-elect Johnson Njeke As Director                 Management  For           Voted - For
O.1.3Re-elect Jeff Van Rooyen As Director               Management  For           Voted - For
O.1.4Re-elect Jan Strydom As Director                   Management  For           Voted - For
O.1.5Re-elect Alan Van Biljon As Director               Management  For           Voted - For
O.1.6Elect Phuthuma Nhleko As Director                  Management  For           Voted - For
O.1.7Elect Brett Goschen As Director                    Management  For           Voted - For
O.2.1Re-elect Alan Van Biljon As Member of the Audit
    Committee                                           Management  For           Voted - For
O.2.2Re-elect Jeff Van Rooyen As Member of the Audit
    Committee                                           Management  For           Voted - For
O.2.3Re-elect Peter Mageza As Member of the Audit
    Committee                                           Management  For           Voted - Against
O.2.4Re-elect Johnson Njeke As Member of the Audit
    Committee                                           Management  For           Voted - Against
O.3 Re-appoint PricewaterhouseCoopers Inc and
    Sizwentsalubagobodo Inc As Joint Auditors of the
    Company                                             Management  For           Voted - For
O.4 Place Authorised But Unissued Shares Under Control
    of Directors                                        Management  For           Voted - For
A.E Approve Remuneration Philosophy                     Management  For           Voted - Against


1014




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
S.1 Approve Increase in Non-executive Directors'
    Remuneration                                        Management  For           Voted - For
S.2 Authorise Repurchase of Up to Ten Percent of Issued
    Share Capital                                       Management  For           Voted - For
S.3 Approve Financial Assistance to Subsidiaries and
    Other Related and Inter-related Entities and to
    Directors, Prescribed Officers and Other Persons
    Participating in Share Or Other Employee Incentive
    Schemes                                             Management  For           Voted - For
S.4 Authorise Specific Repurchase of Treasury Shares
    from Mobile Telephone Networks Holdings Propriety
    Limited                                             Management  For           Voted - For
    12 May 2014: Please Note That This is A Revision
    Due to Change in Numbering Of-resolutions and
    Change in Numbering of the Resolution 14 to A.e. If
    You Have-already Sent in Your Votes, Please Do Not
    Return This Proxy Form Unless You De-cide to Amend
    Your Original Instructions. Thank You.              Non-Voting                Non-Voting
NATIONAL BANK OF ABU DHABI, ABU DHABI
CUSIP: M7080Z114
Meeting Date: 11-Mar-14 Meeting Type: Annual General Meeting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 18 Mar 2014.
    Consequently, Your Voting Instructions Will-remain
    Valid for All Calls Unless the Agenda is Amended.
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider and Approve the Report of the Board of
    Directors on the Banks Activities and Its Financial
    Position for the Fiscal Year Ended on 31 Dec 2013   Management  For           Voted - For
2   To Consider and Approve the External Auditors
    Report for the Fiscal Year Ended on 31 Dec 2013     Management  For           Voted - For
3   To Discuss and Approve the Balance Sheet and Profit
    and Loss Statement for the Fiscal Year Ended on 31
    Dec 2013                                            Management  For           Voted - For
4   To Consider and Approve the Board of Directors
    Proposal Concerning the Distribution of 40 Percent
    Cash Dividend and 10 Percent Stock Dividend of the
    Banks Capital                                       Management  For           Voted - For
5   To Consider and Approve the Board Members
    Remuneration for the Fiscal Year Ended on 31 Dec
    2013                                                Management  For           Voted - For
6   To Discharge the Directors and the Auditors of the
    Bank from Liability for the Fiscal Year Ended on 31
    Dec 2013                                            Management  For           Voted - For
7   Ratification to the Appointment of H.e. Dr. Al
    Taher Musabah Al Kindi Al Marar As A Board Member
    Representing Abu Dhabi Investment Council As A
    Successor for the H.e. Late Dr Jauan Salem Al
    Dhaheri                                             Management  For           Voted - For


1015




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Consider the Appointment of External Auditors of
    the Bank for the Fiscal Year 2014 and Determine
    Their Fees                                          Management  For           Voted - For
    03 Mar 2014: Please Note That This is A Revision
    Due to Change in Meeting Time-from 17:00 Pm to
    16:00 Pm. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructio-ns. Thank
    You.                                                Non-Voting                Non-Voting
NATIONAL BANK OF KUWAIT (S.A.K.), SAFAT
CUSIP: M7103V108
Meeting Date: 09-Mar-14   Meeting Type: Annual General Meeting
    Please Note That Shareholders Cannot Vote Against
    the Agenda Item Calling For-the
    Appointment/election/re-election of the Board of
    Directors of Joint Stock-public Shareholding
    Companies. It is Only Possible for Shareholders
    To-either: Vote in Favour of Each Respective
    Nominee, Or Abstain from Voting.                    Non-Voting                Non-Voting
1   Declare 30 Percent As Cash Dividend                 Management  For           Voted - For
2   Declare 5 Percent As Stock Dividend                 Management  For           Voted - For
    25 Feb 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolution 2.
    If You Have Already Sent in Your Votes, Please Do
    Not Retu-rn This Proxy Form Unless You Decide to
    Amend Your Original Instructions. Than-k You.       Non-Voting                Non-Voting
NIGERIAN BREWERIES PLC
CUSIP: V6722M101
Meeting Date: 14-May-14   Meeting Type: Annual General Meeting
1   To Lay Before the Meeting the Report of the
    Directors and the Statement of Financial Position
    As at 31 December 2013 Together with the Income
    Statement for the Year Ended on That Date and the
    Reports of the Independent Auditors and Audit
    Committee Thereon                                   Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Re-elect Directors                               Management  For           Voted - For
4   To Authorize the Directors to Fix the Remuneration
    of the Independent Auditors                         Management  For           Voted - For
5   To Elect Members of the Audit Committee             Management  For           Voted - For
6   To Fix the Remuneration of the Directors            Management  For           Voted - For


1016

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
NISHAT MILLS LTD
CUSIP: Y63771102
Meeting Date: 31-Mar-14 Meeting Type: ExtraOrdinary General Meeting
1.1 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mian Umer Mansha    Management  For           Voted - Against
1.2 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mian Hassan Mansha  Management  For           Voted - Against
1.3 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mr. Syed Zahid
    Hussain                                             Management  For           Voted - For
1.4 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mr. Khalid Qadeer
    Qureshi                                             Management  For           Voted - Against
1.5 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mr. Muhammad Azam   Management  For           Voted - Against
1.6 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Herself for Re-election:- Ms. Nabiha
    Shahnawaz Cheema                                    Management  For           Voted - Against
1.7 To Elect Director of the Company, As Fixed by the
    Board of Directors, for the Next Term of Three
    Years, in Accordance with the Provisions of Section
    178 of the Companies Ordinance, 1984, in Place of
    Following Retiring Director Who is Eligible to
    Offer Himself for Re-election:- Mr. Maqsood Ahmed   Management  For           Voted - For
2   Resolved That "consent be and is Hereby Accorded in
    Terms of Section 196 (3) (a) of the Companies
    Ordinance, 1984 for Entering Into A Lease
    Arrangement with Nishat Spinning (private) Limited,


1017




GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
A Wholly Owned Subsidiary of the Company, for Lease
of Part of Its Land, Building and Spinning
Machinery and Equipment, Initially for A Period of
11 Months Renewable Annually at the End of Each
Lease Term for Initial Monthly Rent of Rs.
25,000,000 (rupees Twenty Five Million Only) to be
Negotiated on Each Renewal and on Such Other Terms
and Conditions As May be Approved by the Board".
Further Resolved That "any of Chief Executive
Officer and Chief Financial Officer be and is
Hereby Authorized Singly to Prepare, Sign and
Deliver Any and All Documents in Relation to the
Subject Agreement and to Sign and Execute Lease
Agreement and to Contd                              Management  For           Voted - For
Contd Take All Steps and Actions Necessary,
Incidental and Ancillary for The-lease Arrangement
and to Do All Acts, Matters, Deeds and Things As
May Be-necessary Or Expedient for the Purpose of
Giving Effect to the Spirit And-intent of the
Ordinary Resolution                                 Non-Voting                Non-Voting
3.A Resolved That "pursuant to the Requirements of
Section 208 of the Companies Ordinance, 1984,
Nishat Mills Limited (the "company") be and is
Hereby Authorized to Make Long Term Equity
Investment of Up to Pkr 2.593 Billion (rupees Two
Billion Five Hundred and Ninety Three Million Only)
by Way of Purchase of Maximum 7,978,615 Ordinary
Shares of Mcb Bank Limited, an Associated Company,
from Time to Time from the Stock Market at the
Prevailing Market Price Not Exceeding Rs. 325 Per
Share". Further Resolved That "the Above Said
Resolution Shall be Valid for 3 Years and the Chief
Executive Officer and / Or Company Secretary of the
Company be and are Hereby Singly Empowered and
Authorized to Undertake the Decision of Said
Investment of Shares As and When Deemed Appropriate
and Necessary in the Best Interest of the Company
and Contd                                           Management  For           Voted - For
Contd Its Shareholders and to Take All Steps and
Actions Necessary,-incidental and Ancillary for the
Acquisition of Shares of Mcb Bank Limited-including
Execution of Any and All Documents and Agreements
As May Be-required in This Regard and to Do All
Acts, Matters, Deeds and Things As May-be Necessary
Or Expedient for the Purpose of Giving Effect to
the Spirit And-intent of the Special Resolution for
Making Investment from Time to Time-further
Resolved That "subsequent to the Above Said Equity
Investments, Chief-executive Officer and / Or
Company Secretary of the Company be and are
Hereby-authorized Singly to Dispose Of, Through Any
Mode, A Part Or All of Equity-investments Made by
the Company from Time to Time As and When
Deemed-appropriate and Necessary in the Best
Interest of the Company                             Non-Voting                Non-Voting


1018




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.B Resolved That "pursuant to the Requirements of
    Section 208 of the Companies Ordinance, 1984,
    Nishat Mills Limited (the "company") be and is
    Hereby Authorized to Make Long Term Equity
    Investment of Up to Pkr. 1 Billion (rupees One
    Billion Only) by Way of Acquisition of Shares of
    Nishat Hotels and Properties Limited, an Associated
    Company". Further Resolved That "the Above Said
    Resolution Shall be Valid for 3 Years and the Chief
    Executive Officer and / Or Company Secretary of the
    Company be and are Hereby Singly Empowered and
    Authorized to Undertake the Decision of Said
    Investment of Shares As and When Deemed Appropriate
    and Necessary in the Best Interest of the Company
    and Its Shareholders and to Take All Steps and
    Actions Necessary, Incidental and Ancillary for the
    Acquisition of Shares of Nishat Hotel and
    Properties Contd                                    Management  For           Voted - For
    Contd Limited Including Execution of Any and All
    Documents and Agreements As-may be Required in This
    Regard and to Do All Acts, Matters, Deeds and
    Things-as May be Necessary Or Expedient for the
    Purpose of Giving Effect to The- Spirit and Intent
    of the Special Resolution for Making Investment
    from Time-to Time". Further Resolved That
    "subsequent to the Above Said Equity-investment,
    Chief Executive Officer and / Or Company Secretary
    of the Company-be and are Hereby Authorized Singly
    to Dispose Of, Through Any Mode, A Part-or All of
    Equity Investments Made by the Company from Time to
    Time As And-when Deemed Appropriate and Necessary
    in the Best Interest of the Company                 Non-Voting                Non-Voting
3.C Resolved That "pursuant to the Requirements of
    Section 208 of the Companies Ordinance, 1984,
    Nishat Mills Limited (the "company") be and is
    Hereby Authorized to Make Investment Up to Pkr 1.5
    Billion (rupees One Billion Five Hundred Million
    Only), in Nishat Power Limited ("npl"), A
    Subsidiary of the Company, by Way of Advances and
    Loans, As and When Required by Nishat Power Limited
    Provided That the Return on Such Loan Or Advance
    Shall Not be Less Than the Rate of 3 Months Kibor +
    200 Bps and That Such Loan Or Advance Shall be
    Repayable Within Three (3) Years Period Starting
    from the Date of Approval by Shareholders". Further
    Resolved That "the Above Said Resolution Shall be
    Valid for 3 Years and the Chief Executive Officer
    and / Or Company Secretary of the Company be and
    are Hereby Singly Empowered and Authorized to Contd Management  For           Voted - For
    Contd Undertake the Decision of Said Investment As
    and When Deemed-appropriate and Necessary in the
    Best Interest of the Company and Its-shareholders
    and to Take All Steps and Actions Necessary,
    Incidental And- Ancillary Including Execution of
    Any and All Documents and Agreements As May-be
    Required in This Regard and to Do All Acts,


1019




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Matters, Deeds and Things As-may be Necessary Or
    Expedient for the Purpose of Giving Effect to the
    Spirit-and Intent of the Special Resolution for
    Making Investment from Time to Time                 Non-Voting                Non-Voting
OIL SEARCH LTD
CUSIP: Y64695110
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals S.1 to S.4 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit (as Referred in the
    Company- Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion                                    Non-Voting                Non-Voting
O.2 To Re-elect Kostas Constantinou As A Director of
    the Company                                         Management  For           Voted - For
O.3 To Re-elect Agu Kantsler As A Director of the
    Company                                             Management  For           Voted - For
O.4 To Re-elect Ziggy Switkowski As A Director of the
    Company                                             Management  For           Voted - For
O.5 To Appoint an Auditor and to Authorise the
    Directors to Fix the Fees and Expenses of the
    Auditor. Deloitte Touche Tohmatsu Retires in
    Accordance with Section 190 of the Companies Act
    (1997) and Being Eligible to Do So, Offers Itself
    for Re- Appointment                                 Management  For           Voted - For
S.1 To Approve the Issue 222,600 of Performance Rights
    to Managing Director, Peter Botten                  Management  For           Voted - For
S.2 To Approve the Issue of 48,500 Performance Rights
    to Executive Director, Gerea Aopi                   Management  For           Voted - For
S.3 To Approve the Issue of 99,460 Restricted Shares to
    Managing Director, Peter Botten                     Management  For           Voted - For
S.4 To Approve the Issue of 25,996 Restricted Shares to
    Executive Director, Gerea Aopi                      Management  For           Voted - For


1020

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
OOREDOO Q.S.C., DOHA
CUSIP: M8180V102
Meeting Date: 30-Mar-14 Meeting Type: Ordinary General Meeting
    Please Note That According to the Commercial Law of
    Qatar, Votes Can Only Be-represented by A
    Shareholder Attending the Meeting in Person and
    Casting Your-vote Accordingly. Also, the Proxy
    Cannot Represent More Than 5% of The- Company Share
    Capital and 25% of the Shares Represented at the
    Agm / Egm.                                          Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 6 Apr 2014
    at 4.30pm. Your Voting Instructions Will
    Remain-valid for All Calls Unless the Agenda is
    Amended. Thank You.                                 Non-Voting                Non-Voting
1   Hearing and Approving the Boards Report for the
    Year Ended 31st of December 2013 and Discussing the
    Companys Future Business Plans                      Management  For           Voted - For
2   Hearing the External Auditors Report for the Year
    Ended 31st of December 2013                         Management  For           Voted - For
3   Discussing and Approving the Companys Financial
    Statements for the Year Ended 31st of December 2013 Management  For           Voted - For
4   Discussing and Approving the Board of Directors
    Recommendations Regarding the Distribution of
    Dividends 4 Qar Per Share for the Year 2013         Management  For           Voted - For
5   Discussing the Corporate Governance Report for the
    Year 2013                                           Management  For           Voted - For
6   Discharging the Members of the Board from
    Liabilities and Determining Their Remuneration for
    the Year Ended 31st of December 2013                Management  For           Voted - For
7   Appointing the External Auditor for the Year 2014
    and Determining Its Fee                             Management  For           Voted - For
8   Election of A Member to Fill the Vacant Position on
    the Companys Board of Directors                     Management  For           Voted - For
OTP BANK PLC, BUDAPEST
CUSIP: X60746181
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    275012 Due to Non Splittin-g of Resolution 1 and
    Splitting of Resolutions 5, 6 and 7. All Votes
    Received-on the Previous Meeting Will be
    Disregarded and You Will Need to Reinstruct On-this
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May


1021




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A Se-cond Call on 25 Apr 2014
    at 11.00 Am. Consequently, Your Voting Instructions
    W-ill Remain Valid for All Calls Unless the Agenda
    is Amended. Thank You.                              Non-Voting                Non-Voting
1   The Agm Accepts the Bod's Business Report on 2013
    Business Activities of the Company, As Well As the
    Proposal for the Banks Separate and Consolidated
    Statements for the 2013 Year, Together with the
    Proposal for Distribution of Profit After Tax,
    Based on the Reports of the Supervisory Board and
    the Auditor. the Agm Approves the Individual
    Balance Sheet of Otp Ban for the Financial Year
    2013 with A Corresponding Huf 6 600 634 Million
    Balance-sheet Total and Huf 122 185 Million
    After-tax Profit and the Agm Will Distribute the
    Huf 122 185 Million After Tax Profit As Follows:
    Huf 12 218 Million Will be Set Aside Fore General
    Reserves Huf 40 600 Million                         Management  For           Voted - For
    Will be Paid Out As Dividend Thus the Retained
    Earnings Will Amount to Huf 69 367 Million Dividend
    Will be Huf 146 Per Share Representing 145 Per Cent
    of the Face Value of Each Share. the Actual Amount
    of Dividends to be Paid to the Individual
    Shareholders Will be Calculated and Disbursed in
    Accordance with the Company's Bylaws, That is , the
    Company Will Distribute the Dividend Calculated in
    Respect of All the Shs Qualifying As Treasury Shs
    Among the Shareholders Entitled to Receive
    Dividends. Dividend Will be Disbursed from June 10,
    2014 in Accordance with the Procedural Order Set
    Forth in Th Bylaws. the Agm Approves the
    Consolidated Balance Sheet of Otp Bank for the 2013
    Financial Year with A Corresponding Huf 10 381 047
    Million Balance Sheet Total and Huf 64 108 Million
    After Tax Profit. the Profit Attributable to Equity
    Holders Amounted to Huf 64 199 Million                                        Non-Voting
2   The General Meeting Accepts Otp Bank PLC's 2013
    Report on Corporate Governance                      Management  For           Voted - For
3   The General Meeting Based on Its Assessment of the
    Work of the Executive Management Gave Priority to
    the Interests of the Company When Performing Its
    Work During the Business Year                       Management  For           Voted - For
4   Concerning the Audit of Otp Bank PLC 2014 Separated
    Annual Reports Prepared in Accordance with


1022




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Hungarian Accounting Standard and Consolidate 2014
    Annual Financial Statements the Agm is Electing
    Deloitte Auditing and Consulting Ltd As A Ban
    Auditor from May 1, 2014 Until April 30, 2015 the
    Agm Approves the Nomination of Dr. Attila Hruby
    (no.007118) As the Person Responsible for Auditing
    in Case of Any Circumstances Arise Ultimately
    Precludes the Activities of Him, the Agm Appoint of
    Mr Zoltan Nagy ( No.005027) As Chartered Auditor.
    the Gm Establishes the Total Amount of Huf 63 760
    000 Plus Vat As the Auditors Remuneration for the
    Audit of the 2014 Annual Accounts and for the Audit
    of Consolidated Annual Accounts Out of Total
    Remuneration Huf 50 700 Plus Vat Will be Paid in
    Consideration of the Audit of the Separated Annual
    Accounts and Huf 13 060 000 Plus Vat Shall be the
    Fee Payable for the Audit of Consolidated Annual
    Accounts                                            Management  For           Voted - For
5.1 Based on the Provision of Article 12 of Act Clxxvii
    of 2013 on the Transitional and Authorising
    Provisions Related to the Enactment of Act V of
    2013 on the Civil Code the Gm Resolves to Continue
    the Operation of the Company in Line the Provisions
    of the New Civil Code                               Management  For           Voted - For
5.2 The Gm Has Decided , by Way of A Single Resolution
    to Amend the Company's Bylaws in Accordance with
    the Contents Set Forth in the Bods Proposal         Management  For           Voted - For
5.3 The Gm Accepts the Amendment of the Company's
    Bylaws Preamble and of Sections
    1.2,5.6,5.7,5.13,6.1,6.5
    ,6.6,6.7,8.4,8.11,8.12,8.13,8.15,
    8.16,8.18,8.33,8.35,9.5,9.7,9.12,9.13,9.18,11.2,
    11.3,11.5,11.6,11.8
    11.11,11.12,12.1,12.2,12.5,12.6,12/a.2,12/a.3,
    12/a.5,13.6,13.8, 13.12 As Well As Articles
    11/a,16,17,18 in Accordance with Bods Proposal As
    Per the Annex to the Minutes of the Gm              Management  For           Voted - For
6.1 The Agm Elects Mr. Tibor Tolnay to the Member of
    the Bans Supervisory Board Until the Closing of the
    Fiscal Year 2016 Latest Until 30 April 2017         Management  For           Voted - Against
6.2 The Agm Elects Dr. Gabor Horvath to the Member of
    the Banks Sup. Board Until 30 April 2017            Management  For           Voted - Against
6.3 The Agm Elects Mr. Antal Kovacs to the Member of
    Sup. Board Until 30 April 2017                      Management  For           Voted - Against
6.4 The Agm Elects Ms. Andrasd Michnai to the Member of
    Sup. Board Until 30 April, 2017                     Management  For           Voted - For
6.5 The Agm Elects Mr.dominique Uzel to the Member of
    the Bans Sup. Board Until 30 April, 2017            Management  For           Voted - For
6.6 The Agm Elects Dr.marton Gellert Vagi to the Member
    of the Banks Sup. Board Until 30 April ,2017        Management  For           Voted - For
7.1 The Agm Elects Mr. Tibor Tolnay to the Member of
    the Banks Audit Committee Until the Closing Agm of
    the Fiscal 2016 But Latest Until 30 April, 2017     Management  For           Voted - Against
7.2 The Agm Elects Dr. Gabor Horvath to the Member of
    the Banks Audit Committee Until 30 April, 2017      Management  For           Voted - Against


1023




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.3 The Agm Elects Mr. Dominique Uzel to the Member of
    the Banks Audit Committee Until 30 April,2017       Management  For           Voted - For
7.4 The Agm Elects Dr. Marton Gellert Vagi to the
    Member of the Bank Audit Committee Until April
    30,2017                                             Management  For           Voted - For
8   The Agm Approves the Remuneration Guidelines of Otp
    Ban PLC in Accordance with the Annex to the Minutes
    of the Gm, and Authorises the Companys Bod to Amend
    the Detailed Rules of the Remuneration Policy of
    Otp Bank PLC and the Bank Group in Line with the
    Attached Approval Proposal                          Management  For           Voted - For
9   The Agm Accepts the Remuneration of the Member of
    Board of Directors and Supervisory Board Stated in
    Its Resolution No 8/2013 Without Amendment. It is
    Not Recommended the Remuneration be Determined for
    the Members of the Audit Committee                  Management  For           Voted - For
10  The Gm Hereby Authorizes the Bod to Acquire
    Treasury Shs for the Purpose of Supplying the Shs
    Necessary for the Management Incentives System That
    is in Operation at Otp Bank PLC. Creating the
    Opportunity for Rapid Intervention in the Event of
    Share Price Fluctuations Developing and Maintaining
    the Services Provided to Customers and Executing
    Transactions Related to Optimisation of the
    Company's Capital the Bod is Authorised to Acquire
    A Maximum of As Many Ordinary Shs with A Nominal
    Value of Huf 100 As Ensues That the Portfolio of
    Treasury Shs Does Not Exceed 70 000 00 Shs at Any
    Moment in Time the Bod May Exercise Its Rights Set
    Forth in This Mandate Until October 25, 2014. the
    Mandate Set Forth in Gm Resolution 9/2013 Shall
    Lose Its Effect Upon the Passing of This Resolution Management  For           Voted - Against
    09 Apr 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolutions 1,
    3, 4 6.1 and 8. If You Have Already Sent in Your
    Votes Fo-r Mid: 310315 Please Do Not Revote on This
    Meeting Unless You Decide to Amend-your
    Instructions.                                       Non-Voting                Non-Voting
PALADIN ENERGY LTD, SUBIACO WA
CUSIP: Q7264T104
Meeting Date: 21-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or


1024

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Remuneration Report                                 Management  For           Voted - For
2   Re-election of Director - R Crabb                   Management  For           Voted - For
3   Re-election of Director - P Baily                   Management  For           Voted - For
4   Ratification of Share Issue                         Management  For           Voted - For
PAN AMERICAN SILVER CORP, VANCOUVER BC
CUSIP: 697900108
Meeting Date: 08-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.8 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Ross J. Beaty                 Management  For           Voted - For
1.2 Election of Director: Geoffrey A. Burns             Management  For           Voted - For
1.3 Election of Director: Michael L. Carroll            Management  For           Voted - For
1.4 Election of Director: Christopher Noel Dunn         Management  For           Voted - For
1.5 Election of Director: Neil De Gelder                Management  For           Voted - For
1.6 Election of Director: Robert P. Pirooz              Management  For           Voted - For
1.7 Election of Director: David C. Press                Management  For           Voted - For
1.8 Election of Director: Walter T. Segsworth           Management  For           Voted - For
2   Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
3   To Consider And, If Thought Appropriate, to Pass an
    Ordinary Resolution Approving the Corporation's
    Approach to Executive Compensation, the Complete
    Text of Which is Set Out in the Information
    Circular for the Meeting                            Management  For           Voted - For
PETRONAS CHEMICALS GROUP BHD
CUSIP: Y6811G103
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon   Management  For           Voted - For
2   To Re-elect the Following Director Who Will Retire
    by Rotation Pursuant to Article 93 of the Company's
    Articles of Association: Datuk Dr. Abd Hapiz Bin
    Abdullah                                            Management  For           Voted - Against
3   To Re-elect the Following Director Who Will Retire
    by Rotation Pursuant to Article 93 of the Company's


1025




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Articles of Association: Rashidah Binti Alias @
    Ahmad                                                Management  For           Voted - Against
4   To Approve the Director's Fees in Respect of the
    Financial Year Ended 31 December 2013                Management  For           Voted - For
5   To Approve the Appointment of Messrs. KPMG, Having
    Consented to Act As Auditor of the Company in
    Places of the Retiring Auditor Messrs.kpmg Desa
    Megat& Company and to Hold the Office Until the
    Conclusion of the Next Agm and to Authorise the
    Directors to Fix Their Remuneration                  Management  For           Voted - Against
PETRONAS DAGANGAN BHD PDB
CUSIP: Y6885A107
Meeting Date: 16-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon    Management  For           Voted - For
2   To Re-elect Nuraini Binti Ismail Who Retires in
    Accordance with Article 93 of the Company's
    Articles of Association And, Being Eligible, Offers
    Herself for Re-election. Dato' Dr. R. Thillainathan
    Who Retires in Accordance with Article 93 of the
    Company's Articles of Association Has Expressed His
    Intention Not to Seek Re-election. Hence, He Will
    Retain Office Until the Conclusion of the Thirty-
    Second (32nd) Annual General Meeting                 Management  For           Voted - Against
3   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Mohd. Farid Bin Mohd. Adnan             Management  For           Voted - Against
4   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Mohd Ibrahimnuddin Bin Mohd Yunus       Management  For           Voted - Against
5   To Approve the Payment of Directors' Fees in
    Respect of the Financial Year Ended 31 December 2013 Management  For           Voted - For
6   To Appoint Messrs. KPMG, Having Consented to Act,
    As the Company's Auditors in Place of the Retiring
    Auditors, Messrs. KPMG Desa Megat & Co, Who Will
    Hold Office Until the Conclusion of the Next Annual
    General Meeting, and to Authorise the Directors to
    Fix Their Remuneration                               Management  For           Voted - For
PETRONAS GAS BHD
CUSIP: Y6885J116
Meeting Date: 05-May-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 Together with
    the Reports of the Directors and Auditors Thereon    Management  For           Voted - For


1026




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Approve the Payment of Final Dividend of 40 Sen
    Per Ordinary Share Under Single Tier System in
    Respect of the Financial Year Ended 31 December 2013 Management  For           Voted - For
3   To Re-elect the Following Director Pursuant to
    Article 93 of the Company's Articles of
    Association: Pramod Kumar Karunakaran                Management  For           Voted - Against
4   To Re-elect the Following Director Pursuant to
    Article 93 of the Company's Articles of
    Association: Lim Beng Choon                          Management  For           Voted - For
5   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Yusa' Bin Hassan                        Management  For           Voted - Against
6   To Re-elect the Following Director Pursuant to
    Article 96 of the Company's Articles of
    Association: Habibah Binti Abdul                     Management  For           Voted - For
7   To Approve the Directors' Fees of Up to Rm986,000
    in Respect of the Financial Year Ending 31 December
    2014                                                 Management  For           Voted - For
8   That Messrs. KPMG be and is Hereby Appointed As
    Auditors of the Company in Place of the Retiring
    Auditors, Messrs. KPMG Desa Megat & Co. and to Hold
    Office Until the Conclusion of the Next Annual
    General Meeting and That Authority be and is Hereby
    Given to the Directors to Determine Their
    Remuneration                                         Management  For           Voted - For
9   That Dato' N. Sadasivan S/o N.n. Pillay, Retiring
    in Accordance with Section 129 of the Companies
    Act, 1965, Malaysia, be and is Hereby Re- Appointed
    As an Independent Director of the Company to Hold
    Office Until the Conclusion of Next Annual General
    Meeting of the Company                               Management  For           Voted - Against
PETROVIETNAM FERTILIZER AND CHEMICAL JOINT STOCK C
CUSIP: Y6825J101
Meeting Date: 15-Apr-14  Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    284170 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Most Vietnam Listed Companies Will Accept Voting
    Accompanied by A Generic Powe-r of Attorney (poa)
    Document As Prepared in Advance by the Local Market
    Subcus-todian Bank Through Which Your Shares
    Settle. However, Certain Issuers May Req- Uire an
    Issuer-specific Poa Signed by the Voting Client.
    Upon Receipt of an Is-suer-specific Poa Template
    from the Local Market Subcustodian, Broadridge
    Will-provide This to You for Your Completion and
    Submission.                                          Non-Voting                Non-Voting
1   Report on Business Situation in 2013 and Business
    Plan Targets in 2014                                 Management  For           Voted - For


1027




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
2   Activity Report of Bod in 2013                      Management     For           Voted - For
3   Activity Report of Bos in 2013 and Selection of
    Auditing Entity for 2014                            Management     For           Voted - For
4   Financial Statement in 2013, Profit Distribution
    Method in 2013 and Profit Distribution Plan in 2014 Management     For           Voted - For
5   Report on Remuneration, Salary, Reward of Bod and
    Bos                                                 Management     For           Voted - For
6   Statement of Nomination of Mr Le Cu Tan As A Bod
    Members to Replace Mr Bui Minh Tien                 Management     For           Voted - Against
7   Any Other Issues Within the Jurisdiction of the Agm Management     For           Voted - Against
PETROVIETNAM GAS JOINT STOCK COMPANY
CUSIP: Y6383G101
Meeting Date: 17-Apr-14    Meeting Type: Annual General Meeting
    Most Vietnam Listed Companies Will Accept Voting
    Accompanied by A Generic-power of Attorney (poa)
    Document As Prepared in Advance by the Local
    Market-subcustodian Bank Through Which Your Shares
    Settle. However, Certain Issuers-may Require an
    Issuer-specific Poa Signed by the Voting Client.
    Upon Receipt-of an Issuer-specific Poa Template
    from the Local Market Subcustodian,- Broadridge
    Will Provide This to You for Your Completion and
    Submission.                                         Non-Voting                   Non-Voting
1   Election of Bod Member, Candidate of Bod: Le Nhu
    Linh                                                Management     For           Voted - Against
2   Report on Business Result in 2013, Audited
    Financial Statement in 2013, Profit Distribution
    Method in 2013, Business and Profit Distribution
    Plan for 2014                                       Management     For           Voted - For
3   Report of Bod in 2013, Business Orientation in 2014 Management     For           Voted - For
4   Report of Bos in 2013, Business Orientation for
    2014, Selection of Auditing Entity in 2014          Management     For           Voted - For
5   Report on Salary, Remuneration for Bod, Bos in 2013
    and Salary, Remuneration Plan in 2014               Management     For           Voted - For
6   Any Other Issues Within the Jurisdiction of the Agm Management     For           Voted - Against
PGE POLSKA GRUPA ENERGETYCZNA S.A., WARSZAWA
CUSIP: X6447Z104
Meeting Date: 28-Feb-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting


1028

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Election of the Chairman                             Management  For           Voted - For
3   The Ascertainment of the Correctness of Convening
    the Meeting and It's Capability of Adopting Binding
    Resolutions                                          Management  For           Voted - For
4   Adoption of the Agenda                               Management  For           Voted - For
5   Adoption of the Decision Not to Elect the Returning
    Committee                                            Management  For           Voted - For
6   Announcement of the Results of Recruitment
    Procedure Related to the Selection of A Member of
    Management Board                                     Management  For           Voted - For
7   Adoption of A Resolution Concerning the
    Determination of Number of Supervisory Board Members Management  For           Voted - For
8   Adoption of Resolutions Concerning the Changes in
    Supervisory Board                                    Management  For           Abstain
9   Adoption of Resolutions Concerning the Changes in
    Statute                                              Management  For           Voted - For
10  Adoption of Resolutions Concerning the
    Authorisation of Supervisory Board to Determine the
    Consolidated Text of Statute Adopted by the Meeting
    on Feb 6th, 2014                                     Management  For           Voted - For
11  The Closing of the Meeting                           Non-Voting                Non-Voting
    14 Feb 2014: Please Note That This Meeting is an
    Adjournment and Not A Postpon-ement and As Such
    Clients Cannot Submit New Vote Instructions As the
    Registrat-ion Deadline (on 22 Jan 2014) Has Passed   Non-Voting                Non-Voting
    14 Feb 2014: Please Note That This is A Revision
    Due to Modification of Commen-t. If You Had Already
    Sent in Your Votes for Meeting on the 6th of Feb ,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You                                                  Non-Voting                Non-Voting
Meeting Date: 06-Jun-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Election of the Chairman                             Management  For           Voted - For
3   Statement of Meeting Legal Validity and Its Ability
    to Adopt Resolutions                                 Management  For           Voted - For
4   Adoption of the Agenda                               Management  For           Voted - For
5   Adoption of A Decision Not to Elect the Returning
    Committee                                            Management  For           Voted - For
6   Consideration of the Ifrs Consistent Standalone
    Financial Statements of Pge Polska Grupa
    Energetyczna for 2013 and Adoption of A Resolution
    Concerning Its Approval                              Management  For           Voted - For


1029




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Consideration of Management Board Report on
    Activities of Pge Polska Grupa Energettyczna for
    2013 and Adoption of A Resolution on Its Approval    Management  For           Voted - For
8   Consideration of the Ifrs Consistent Consolidated
    Financial Statements of Capital Group for 2013 and
    the Adoption of A Resolution Concerning Its Approval Management  For           Voted - For
9   Consideration of Management Board Report on
    Activities of Capital Group for 2013 and Adoption
    Resolution on Its Approval                           Management  For           Voted - For
10  Adoption of Resolutions Concerning Distribution of
    Net Profit for 2013 and Determination of Dividend
    Record and Pay Date As Well As Distribution of
    Retained Profits and Capital Solutions and Purpose
    of Reserves                                          Management  For           Voted - For
11  Adoption of Resolutions Concerning the Granting of
    Discharge to Members of Management and Supervisory
    Board, and Members of Supervisory Board Delegated
    to Act Temporarily As Members of Management Board    Management  For           Voted - For
12  The Closing of the Meeting                           Non-Voting                Non-Voting
    12 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 6. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
PHA LAI THERMAL POWER JOINT-STOCK COMPANY
CUSIP: Y68268104
Meeting Date: 30-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    336845 Due to Receipt of U-pdated Agenda. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
    Most Vietnam Listed Companies Will Accept Voting
    Accompanied by A Generic Powe-r of Attorney (poa)
    Document As Prepared in Advance by the Local Market
    Subcus-todian Bank Through Which Your Shares
    Settle. However, Certain Issuers May Req- Uire an
    Issuer-specific Poa Signed by the Voting Client.
    Upon Receipt of an Is-suer-specific Poa Template
    from the Local Market Subcustodian, Broadridge
    Will-provide This to You for Your Completion and
    Submission                                           Non-Voting                Non-Voting
1   Approval of Audited Financial Statement in 2013      Management  For           Voted - Against
2   Approval of Business Result in 2013 and Business
    Plan for 2014                                        Management  For           Voted - For
3   Approval of Dividend Ratio in 2013 and Expected
    Dividend Ratio in 2014                               Management  For           Voted - For
4   Approval of Salary, Remunerations for Bod, Bos in
    2013 and Expected Salary, Remunerations for Bod,
    Bos in 2014                                          Management  For           Abstain


1030




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Authorization for Bod to Select Independent
    Auditing Entity for 2014                            Management  For           Voted - For
6   Approval of Amendment in the Company Charter        Management  For           Voted - For
7   Any Other Issues Within the Jurisdiction of the Agm Management  For           Voted - Against
PHILIPPINE LONG DISTANCE TELEPHONE CO
CUSIP: 718252109
Meeting Date: 10-Jun-14 Meeting Type: Annual General Meeting
1   Call to Order                                       Management  For           Voted - For
2   Certification of Service of Notice and Quorum       Management  For           Voted - For
3   President's Report                                  Management  For           Voted - For
4   Approval of the Audited Financial Statements for
    the Fiscal Year Ended December 31, 2013 Contained
    in the Company's 2013 Annual Report Accompanying
    This Notice and Agenda                              Management  For           Voted - For
5   Election of Director: Helen Y. Dee                  Management  For           Voted - Against
6   Election of Director: Ray C. Espinosa               Management  For           Voted - For
7   Election of Director: James L. Go                   Management  For           Voted - For
8   Election of Director: Setsuya Kimura                Management  For           Voted - For
9   Election of Director: Napoleon L. Nazareno          Management  For           Voted - For
10  Election of Director: Hideaki Ozaki                 Management  For           Voted - Against
11  Election of Director: Manuel V. Pangilinan          Management  For           Voted - For
12  Election of Director: Ma. Lourdes C. Rausa-chan     Management  For           Voted - For
13  Election of Director: Juan B. Santos                Management  For           Voted - For
14  Election of Director: Tony Tan Caktiong             Management  For           Voted - For
15  Election of Director: Artemio V. Panganiban
    (independent Director)                              Management  For           Voted - For
16  Election of Director: Pedro E. Roxas (independent
    Director)                                           Management  For           Voted - For
17  Election of Director: Alfred V. Ty (independent
    Director)                                           Management  For           Voted - For
18  Approval of Amendment to the Third Article of the
    Articles of Incorporation to Indicate That the
    Place Where the Principal Office of the Company is
    to be Established Or Located is at Ramon Cojuangco
    Building, Makati Avenue, Makati City As Explained
    in the Information Statement Accompanying This
    Notice and Agenda                                   Management  For           Voted - For
19  Other Business As May Properly Come Before the
    Meeting and at Any Adjournment Thereof              Management  Against       Voted - For
PKO BANK POLSKI S.A., WARSZAWA
CUSIP: X6919X108
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    342391 Due to Addition Of-resolution "9". All Votes
    Received on the Previous Meeting Will be


1031




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                               Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Election of the Chairman                             Management  For           Voted - For
3   Statement of Meeting Legal Validity and Its Ability
    to Adopt Resolutions                                 Management  For           Voted - For
4   Approval of the Agenda                               Management  For           Voted - For
5   Evaluation of Report on Company Activity for 2013,
    Financial Report for 2013 and the Proposal
    Concerning the Distribution of Profit for 2013       Management  For           Voted - For
6   Evaluation of Management Board Report on Capital
    Group Activity in 2013 and Consolidated Financial
    Report for 2013                                      Management  For           Voted - For
7   Evaluation of Supervisory Board Report on the
    Results of the Assessment of Financial Report for
    2013, Report on the Activity in 2013, the Motion
    Concerning the Distribution of Profit for 2013 and
    Covering the Loss from Previous Years As Well As
    Supervisory Board Report for 2013                    Management  For           Voted - For
8.A Approval of Management Board Report on Company
    Activity in 2013                                     Management  For           Voted - For
8.B Approval of Financial Reports for 2013               Management  For           Voted - For
8.C Approval of Report on Capital Group Activity in 2013 Management  For           Voted - For
8.D Approval of Consolidated Financial Report for 2013   Management  For           Voted - For
8.E Approval of Supervisory Board Report for 2013        Management  For           Voted - For
8.F Distribution of Profit for 2013 and the
    Undistributed Loss from Previous Years               Management  For           Voted - For
8.G Establishing Dividend Rate Per Share, Record and
    Pay Date                                             Management  For           Voted - For
8.H Granting the Discharge for Management Board Members
    for 2013                                             Management  For           Voted - For
8.I Granting the Discharge for Supervisory Board
    Members for 2013                                     Management  For           Voted - For
9   Resolutions on Recalling Members of Supervisory
    Board                                                Management  For           Voted - Against
10  Resolutions on Appointing Supervisory Board Members  Management  For           Abstain
11  Resolution on Changes of Resolution Nr 36/2014 of
    General Meeting Held on 25 June 2013 on
    Remuneration Rules for Supervisory Board Members     Management  For           Abstain
12  Resolution on Merger Pko Bank Polski Sa with Nordea
    Bank Polska Sa                                       Management  For           Voted - For
13  Resolution on Changes of the Statute in Connection
    with the Merger                                      Management  For           Voted - For
14  Resolutions on Changes of the Statute Not Connected
    with the Merger                                      Management  For           Voted - For


1032




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
15  Presentation of Supervisory Board Report on A
    Process of Disposing of Training and Recreation
    Centers                                             Management     For           Voted - For
16  The Closure of the Meeting                          Non-Voting                   Non-Voting
POLISH OIL AND GAS COMPANY, WARSAW
CUSIP: X6582S105
Meeting Date: 08-Jan-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting
2   Election of the Chairman                            Management     For           Voted - For
3   Preparing the List of Presence                      Management     For           Voted - For
4   Statement of Meeting Legal Validity and Its Ability
    to Adopt Resolutions                                Management     For           Voted - For
5   Approval of the Agenda                              Management     For           Voted - For
6   Resolution on Giving the Consent for Sale of Titles
    to the Real Estate Located at Zielona Gora 11/13
    Chopina Street                                      Management     For           Voted - For
7   Resolution on Giving the Consent for Lowering the
    Sale Price for Titles to the Real Estate Located at
    Zamyslowo in Steszew                                Management     For           Voted - For
8   The Closure of the Meeting                          Non-Voting                   Non-Voting
Meeting Date: 26-Mar-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
1   Opening of the Extraordinary General Meeting        Non-Voting                   Non-Voting
2   Election of the Chairman of the General Meeting     Management     For           Voted - For
3   Draw Up A List of Presence                          Management     For           Voted - For
4   Validation of Convening an Extraordinary General
    Meeting and Its Ability to Adopt Resolutions        Management     For           Voted - For
5   Adoption of the Agenda                              Management     For           Voted - For
6   Adoption of A Resolution on the Appointment of A
    Member of the Supervisory Board                     Management     For           Abstain
7   Closing of the Extraordinary General Meeting        Non-Voting                   Non-Voting


1033




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
Meeting Date: 24-Apr-14    Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting
2   Appointment of the Meeting's Chairman               Management     For           Voted - For
3   Make Up the Attendance List                         Management     For           Voted - For
4   Statement of the Meeting's Legal Validity           Management     For           Voted - For
5   Approval of the Agenda                              Management     For           Voted - For
6   Adoption of the Resolution on Approval of Transfer
    of the Set-up Part of Pgning Sa Onto Its Subsidiary
    Company - Pgnig Obrot Detailiczny Sp. Z O.o         Management     For           Voted - For
7   Closure of the Meeting                              Non-Voting                   Non-Voting
Meeting Date: 15-May-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                   Non-Voting
1   Opening of the Meeting                              Non-Voting                   Non-Voting
2   Appointment of the Chairperson                      Management     For           Voted - For
3   Confirmation That the Meeting Has Been Duly
    Convened and Has the Capacity to Adopt Resolutions  Management     For           Voted - For
4   Approval of the Agenda                              Management     For           Voted - For
5   Preparation of the Attendance List                  Management     For           Voted - For
6   Review and Approval of Pgnig Sa Financial
    Statements for 2013 and Director's Report on the
    Company Operations in 2013                          Management     For           Voted - For
7   Review and Approval of the Pgnig Group Consolidated
    Financial Statements for 2013 and Director's Report
    on the Group's Operations in 2013                   Management     For           Voted - For
8   Adoption of Resolutions to Grant Discharge to the
    Members of the Pgnig Management Board in Respect of
    the Performance of Duties in 2013                   Management     For           Voted - For
9   Adoption of Resolutions to Grant Discharge to the
    Members of the Pgnig Supervisory Board in Respect
    of the Performance of Duties in 2013                Management     For           Voted - For
10  Adoption of A Resolution on Distribution of Net
    Profit for 2013, Allocation of Retained Earnings,
    Setting of the Dividend Record Date and Dividend
    Payment Date                                        Management     For           Voted - For
11  Resolutions on Changes in Supervisory Board
    Membership                                          Management     For           Abstain
12  The Closure of the Meeting                          Non-Voting                   Non-Voting


1034

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
POLSKI KONCERN NAFTOWY ORLEN S.A., PLOCK
CUSIP: X6922W204
Meeting Date: 15-May-14    Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
1   Opening of the General Meeting of Shareholders      Non-Voting                Non-Voting
2   Election of the Chairman of the General Meeting of
    Shareholders                                        Management  For           Voted - For
3   Confirmation of the Proper Convocation of the
    General Meeting of Shareholders and Its Ability to
    Adopt Resolutions                                   Management  For           Voted - For
4   Adoption of the Agenda                              Management  For           Voted - For
5   Election of the Tellers Committee                   Management  For           Voted - For
6   Examination of the Management Board Report on the
    Company's Activities, the Company's Financial
    Statements for the Financial Year 2013 and the
    Motion of the Management Board Regarding the
    Distribution of Profit for the Financial Year 2013  Management  For           Voted - For
7   Examination of the Report of the Management Board
    on the Orlen Capital Group Activities and
    Consolidated Financial Statements of the Orlen
    Capital Group for the Financial Year 2013           Management  For           Voted - For
8.A Examination of the Report of the Supervisory Board
    for the Year 2013 Containing and Taking Into
    Account: Evaluating the Management Board Report on
    the Companys Activities and the Companys Financial
    Statements for the Financial Year 2013 in Terms of
    Their Compliance with Books, Records, and Facts,
    and the Motion of the Management Board Regarding
    the Distribution of Profit for the Financial Year
    2013                                                Management  For           Voted - For
8.B Examination of the Report of the Supervisory Board
    for the Year 2013 Containing and Taking Into
    Account: Evaluating the Management Board Report on
    the Orlen Capital Group Activities and Consolidated
    Financial Statements of the Orlen Capital Group for
    the Financial Year 2013                             Management  For           Voted - For
8.C Examination of the Report of the Supervisory Board
    for the Year 2013 Containing and Taking Into
    Account: the Requirements of the Best Practices of
    Companies Listed on the Warsaw Stock Exchange       Management  For           Voted - For
9   Adoption of the Resolution Regarding the Approval
    of the Report of the Management Board on the
    Company's Activities for the Financial Year 2013    Management  For           Voted - For


1035




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Adoption of the Resolution Regarding the Approval
    of the Company's Financial Statements for the
    Financial Year 2013                                  Management  For           Voted - For
11  Adoption of the Resolution Regarding the Approval
    of the Report of the Management Board on the Orlen
    Capital Group Activities for the Financial Year 2013 Management  For           Voted - For
12  Adoption of the Resolution Regarding the Approval
    of the Consolidated Financial Statements of the
    Orlen Capital Group for the Financial Year 2013      Management  For           Voted - For
13  Adoption of the Resolution Regarding the Allocation
    of Profit for the Financial Year 2013 and
    Establishing Dividend Day and Dividend Payment Date  Management  For           Voted - For
14  Adoption of the Resolutions Regarding the
    Acknowledgement of Fulfilment of Duties by the
    Members of the Company's Management Board in 2013    Management  For           Voted - For
15  Adoption of the Resolutions Regarding the
    Acknowledgement of Fulfilment of Duties by the
    Members of the Company's Supervisory Board in 2013   Management  For           Voted - For
16  Adoption of the Resolution Regarding Consent to the
    Liquidation of the Privatisation Fund of
    Petrochemia Plock S.a.                               Management  For           Voted - For
17  Adoption of the Resolution Regarding the
    Establishment of the Number of the Supervisory
    Board Members                                        Management  For           Abstain
18  Adoption of the Resolutions Regarding Changes in
    the Composition of the Supervisory Board             Management  For           Abstain
19  Conclusion of the General Meeting of Shareholders    Non-Voting                Non-Voting
POLYUS GOLD INTERNATIONAL LTD, JERSEY
CUSIP: G7166H100
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
1   To Receive the Company's Financial Statements and
    the Reports of the Directors and the Auditors for
    the Accounting Period Ended 31 December 2013         Management  For           Voted - For
2   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013                      Management  For           Voted - Against
3   To Re-elect Adrian Coates As A Director of the
    Company                                              Management  For           Voted - For
4   To Re-elect Bruce Buck As A Director of the Company  Management  For           Voted - For
5   To Re-elect Kobus Moolman As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Anna Kolonchina As A Director of the
    Company                                              Management  For           Voted - For
7   To Re-elect Igor Gorin As A Director of the Company  Management  For           Voted - For
8   To Re-elect Ilya Yuzhanov As A Director of the
    Company                                              Management  For           Voted - For
9   To Re-elect Edward Dowling As A Director of the
    Company                                              Management  For           Voted - For
10  To Re-elect Pavel Grachev As A Director of the
    Company                                              Management  For           Voted - For


1036




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Re-appoint Deloitte LLP As Auditor of the
    Company to Hold Office Until the Conclusion of the
    Next General Meeting at Which Accounts are Laid
    Before the Company                                  Management  For           Voted - For
12  To Authorise the Board to Fix the Amount of the
    Auditors' Remuneration                              Management  For           Voted - For
13  To Authorise the Directors to Allot New Equity
    Securities (on the Terms Set Out in Resolution 13)  Management  For           Voted - For
14  To Authorise the Disapplication of Certain
    Pre-emption Rights (on the Terms Set Out in
    Resolution 14)                                      Management  For           Voted - For
15  To Authorise the Company to Make Market Share Buy
    Backs (on the Terms Set Out in Resolution 15)       Management  For           Voted - For
POWSZECHNY ZAKLAD UBEZPIECZEN SA
CUSIP: X6919T107
Meeting Date: 17-Jun-14  Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    340986 Due to Addition Of-resolution 18. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
1   Open the Ordinary Shareholder Meeting               Non-Voting                Non-Voting
2   Elect the Chairman of the Ordinary Shareholder
    Meeting                                             Management  For           Voted - For
3   Assert That the Ordinary Shareholder Meeting Has
    Been Convened Correctly and That It is Capable of
    Adopting Resolutions                                Management  For           Voted - For
4   Accept the Agenda of the Ordinary Shareholder
    Meeting                                             Management  For           Voted - For
5   Review Pzu Sa's Financial Statements for the Year
    Ended 31 December 2013                              Management  For           Voted - For
6   Review the Management Boards Report on the Activity
    of Pzu Sa in 2013                                   Management  For           Voted - For
7   Review the Consolidated Financial Statements of the
    Pzu Sa Capital Group Compliant with the
    International Financial Reporting Standards for the
    Year Ended 31 December 2013                         Management  For           Voted - For
8   Review the Management Board's Report on the
    Activity of the Pzu Sa Capital Group in 2013        Management  For           Voted - For
9   Review the Supervisory Board's Report on the
    Evaluation of the Financial Statements of Pzu Sa
    for the Year Ended 31 December 2013, the Management
    Board's Report on the Activity of Pzu Sa in 2013


1037




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    and the Management Board's Motion to Distribute the
    Net Profit Earned by Pzu Sa for the Financial Year
    Ended 31 December 2013                               Management  For           Voted - For
10  Review the Report of the Pzu Sa Supervisory Board
    on the Activity of the Pzu Sa Supervisory Board As
    A Corporate Body in 2013                             Management  For           Voted - For
11  Approve Pzu Sa's Financial Statements for the Year
    Ended 31 December 2013                               Management  For           Voted - For
12  Approve the Management Boards Report on the
    Activity of Pzu Sa in 2013                           Management  For           Voted - For
13  Approve the Consolidated Financial Statements of
    the Pzu Sa Capital Group Compliant with the
    International Financial Reporting Standards for the
    Year Ended 31 December 2013                          Management  For           Voted - For
14  Approve the Management Board's Report on the
    Activity of the Pzu Sa Capital Group in 2013         Management  For           Voted - For
15  Adopt Resolution in the Matter of Distribution of
    the Net Profit Earned by Pzu Sa for the Year Ended
    31 December 2013                                     Management  For           Voted - For
16  Adopt Resolutions to Discharge the Pzu Sa
    Management Board Members on the Performance of
    Their Duties in 2013                                 Management  For           Voted - For
17  Adopt Resolutions to Discharge the Pzu Sa
    Supervisory Board Members on the Performance of
    Their Duties in 2013                                 Management  For           Voted - For
18  Adopt Resolutions to Make Changes to the
    Composition of the Company's Supervisory Board       Management  For           Voted - Against
19  Close the Ordinary Shareholder Meeting               Non-Voting                Non-Voting
PREMIER OIL PLC, LONDON
CUSIP: G7216B178
Meeting Date: 14-May-14  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Annual Report and
    Financial Statements for the Year Ended 31 December
    2013                                                 Management  For           Voted - For
2   To Declare A Final Dividend of 5p Per Ordinary
    Share for the Year Ended 31 December 2013            Management  For           Voted - For
3   To Approve the Annual Report on Remuneration
    Contained Within the Annual Report and Financial
    Statements 2013                                      Management  For           Voted - For
4   To Approve the Director's Remuneration Policy
    Contained in the Annual Report and Financial
    Statements 2013                                      Management  For           Voted - Against
5   To Re-elect Mr R A Allan As A Director of the
    Company                                              Management  For           Voted - For
6   To Elect Dr S A D Bamford As A Director of the
    Company                                              Management  For           Voted - For
7   To Elect Mrs A M Cannon As A Director of the Company Management  For           Voted - For
8   To Re-elect Mr J Darby As A Director of the Company  Management  For           Voted - For


1038




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   To Re-elect Mr A R C Durrant As A Director of the
    Company                                              Management  For           Voted - For
10  To Re-elect Mr N Hawkings As A Director of the
    Company                                              Management  For           Voted - For
11  To Re-elect Ms I J Hinkley As A Director of the
    Company                                              Management  For           Voted - For
12  To Re-elect Mr D C Lindsell As A Director of the
    Company                                              Management  For           Voted - For
13  To Re-elect Mr S C Lockett As A Director of the
    Company                                              Management  For           Voted - For
14  To Re-elect Mr A G Lodge As A Director of the
    Company                                              Management  For           Voted - For
15  To Re-elect Mr M Romieu As A Director of the Company Management  For           Voted - For
16  To Re-elect Mr M W Welton As A Director of the
    Company                                              Management  For           Voted - For
17  To Re-appoint Deloitte LLP As Auditor of the Company Management  For           Voted - For
18  To Authorise the Audit and Risk Committee to
    Determine the Remuneration of the Auditor            Management  For           Voted - For
19  To Authorise the Directors to Allot Relevant
    Securities Pursuant to Section 551 of the Companies
    Act 2006                                             Management  For           Voted - For
20  To Authorise the Directors to Allot Equity
    Securities Pursuant to Section 571 of the Companies
    Act 2006                                             Management  For           Voted - For
21  To Authorise the Company to Make Market Purchases
    of Its Own Ordinary Shares                           Management  For           Voted - For
22  To Authorise the Calling of General Meetings of the
    Company (excluding Annual General Meetings) by
    Notice of at Least 14 Clear Days                     Management  For           Voted - Against
PROMOTORA Y OPERADORA DE INFRAESTRUCTURA SAB DE CV
CUSIP: P7925L103
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
I   Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report from the Board
    of Directors in Accordance with the Terms of That
    Which is Referred to in Article 28, Part IV, of the
    Securities Market Law. Resolutions in This Regard    Management  For           Abstain
II  Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Audited Financial
    Statements of the Company for the Fiscal Year That
    Ended on December 31, 2013. Resolutions in This
    Regard                                               Management  For           Abstain
III Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Results That Were
    Obtained by the Company During the Fiscal Year That
    Ended on December 31, 2013. Resolutions in This
    Regard                                               Management  For           Abstain
IV  Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report That is
    Referred to in Article 86, Part Xx, of the Income


1039




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY    MGT. POSITION REGISTRANT VOTED
     Tax Law, Regarding the Fulfillment of the Tax
     Obligations of the Company                          Management     For           Abstain
V    Election Or, If Deemed Appropriate, Ratification of
     the Members of the Board of Directors, As Well As
     of the Chairpersons of the Audit and Corporate
     Practices Committees of the Company. Resolutions in
     This Regard                                         Management     For           Abstain
VI   Determination of the Compensation That is to be
     Paid to the Members of the Board of Directors for
     the Fiscal Year That Ended on December 31, 2014.
     Resolutions in This Regard                          Management     For           Abstain
VII  Presentation, Discussion And, If Deemed
     Appropriate, Approval of the Annual Report in
     Regard to the Acquisition of Shares of the Company,
     As Well As the Determination of the Maximum Amount
     of Funds That the Company Can Allocate to the
     Purchase of Its Own Shares, in Accordance with the
     Terms of Article 56, Part IV, of the Securities
     Market Law. Resolutions in This Regard              Management     For           Abstain
VIII Designation of Special Delegates Who Will Formalize
     the Resolutions That are Passed at the General
     Meeting                                             Management     For           Voted - For
Meeting Date: 30-Jun-14     Meeting Type: ExtraOrdinary General Meeting
I    Proposal And, If Deemed Appropriate, Approval of
     the Proposal to Amend Article 6 of the Corporate
     Bylaws                                              Management     For           Abstain
II   Proposal And, If Deemed Appropriate, Approval to
     Carry Out A Primary Public Offering for the
     Subscription of Shares with Limited Voting Rights,
     Series L, Representative of the Share Capital of
     the Company, in Mexico and in Other Markets Abroad  Management     For           Abstain
III  Proposal And, If Deemed Appropriate, Approval to
     Carry Out an Increase to the Capital of the
     Company, in Its Fixed Part, Through the Issuance of
     Series L Shares, Not Subscribed For, in Accordance
     with the Terms of Article 53 of the Securities
     Market Law, Or Their Placement Among the Investing
     Public, and the Consequent Amendment of Article 6
     of the Corporate Bylaws                             Management     For           Abstain
IV   Proposal And, If Deemed Appropriate, Approval to
     Carry Out the Listing of the Shares with Limited
     Voting Rights, Series L, Representative of the
     Share Capital of the Company, in the National
     Securities Registry and on the Bolsa Mexicana De
     Valores, S.a.b. De C.v                              Management     For           Abstain
V    Proposal And, If Deemed Appropriate, Approval
     Regarding the Granting of Special Powers to Reduce
     the Resolutions Passed at the General Meeting to an
     Instrument, If Deemed Appropriate                   Management     For           Voted - For
VI   Designation of Special Delegates of the General
     Meeting to Carry Out and Formalize the Resolutions
     That, If Deemed Appropriate, are Passed             Management     For           Voted - For


1040

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT ASTRA INTERNATIONAL TBK
CUSIP: Y7117N172
Meeting Date: 29-Apr-14  Meeting Type: Annual General Meeting
1   Approval of the Annual Report Including the Annual
    Supervisory Report of Board of Commissioners for
    Year End 2013, Along with the Ratification of
    Company's Financial Statements for Year 2013        Management  For           Voted - For
2   Approval of the Appropriation of the Profit for
    Year 2013                                           Management  For           Voted - For
3   Approval of the Appointment of Members of Board of
    Directors and Commissioners and Also Determination
    Salary and Allowances for Board of Directors and
    Commissioners                                       Management  For           Abstain
4   Approval of the Appointment of Public Accountant
    Office for Year 2014                                Management  For           Voted - For
PT BANK CENTRAL ASIA TBK
CUSIP: Y7123P138
Meeting Date: 07-Apr-14  Meeting Type: Annual General Meeting
1   Approval of the Company's Annual Report Including
    the Company's Financial Statements and the Board of
    Commissioners Report on Its Supervisory Duties for
    the Financial Year Ended 31 December 2013, and
    Grant of Release and Discharge (acquit Et Decharge)
    to All Members Board of Directors and the Board of
    Commissioners of the Company for Their Management
    and Supervisory Actions During the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For
2   Appropriation of the Company's Profit for the
    Financial Year Ended 31 December 2013               Management  For           Voted - For
3   Approval of the Changes in the Composition of the
    Board of Directors And/or the Board of
    Commissioners of the Company                        Management  For           Abstain
4   Determination of Remuneration Or Honorarium and
    Other Benefits for Members of the Board of
    Directors and the Board of Commissioners of the
    Company                                             Management  For           Voted - For
5   Appointment of the Registered Public Accountant to
    Audit the Company's Books for the Financial Year
    Ended 31 December 2014                              Management  For           Voted - For
6   Grant of Power and Authority to the Board of
    Directors to Pay Interim Dividends for the
    Financial Year Ended 31 December 2014               Management  For           Voted - For


1041

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT BANK MANDIRI (PERSERO) TBK
CUSIP: Y7123S108
Meeting Date: 27-Feb-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report and Ratification of
    the Company's Consolidated Financial Statements,
    Also Approval of the Board of Commissioner's
    Supervision Report, Ratification of the Annual
    Report on the Partnership and Community Development
    Program (program Kemitraan Dan Bina Lingkungan) for
    the Financial Year Ended on 31 December 2013        Management  For           Voted - For
2   Approval for the Distribution of the Company's Net
    Profit for the Financial Year Ended on 31 December
    2013                                                Management  For           Voted - For
3   Appointment of the Public Accountant Office to
    Audit the Company's Consolidated Financial Report
    and the Annual Report on the Partnership and
    Community Development Program (program Kemitraan
    Dan Bina Lingkungan) for the Financial Year Ended
    on 31 December 2014                                 Management  For           Voted - For
4   Approval on the Remuneration for the Member of the
    Board of Directors, Honorarium for the Member of
    the Board of Commissioners and Tantieme, Also Other
    Benefits for the Entire Members of the Company's
    Board of Directors and Board of Commissioners       Management  For           Voted - Against
5   Approval on the Acquisition of Pt Asuransi Jiwa
    Inhealth Indonesia                                  Management  For           Abstain
6   Alteration on the Articles of Association Regarding
    Shares and Shares Certificate                       Management  For           Abstain
    14 Feb 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 1. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.             Non-Voting                Non-Voting
Meeting Date: 21-May-14 Meeting Type: ExtraOrdinary General Meeting
1   Approval of the Changes of the Company's Management Management  For           Abstain
PT BANK RAKYAT INDONESIA (PERSERO) TBK
CUSIP: Y0697U112
Meeting Date: 26-Mar-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report and Financial
    Statement Report and Partnership and Community
    Development Program for the Financial Year 2013     Management  For           Voted - For
2   Approval on Profit Utilization for the Financial
    Year 2013                                           Management  For           Voted - For
3   Approval of Remuneration for Directors and
    Commissioner                                        Management  For           Voted - Against


1042




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                               PROPOSED BY  MGT. POSITION REGISTRANT VOTED
4   Approval of Appointment of Public Accountant for
    Financial Report and Partnership and Development
    Program Report Audit for the Financial Year 2014   Management   For           Voted - For
5   Approval on Amendment of Article of Association    Management   For           Abstain
PT CHAROEN POKPHAND INDONESIA TBK
CUSIP: Y71207164
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
1   Approval Annual Report and Ratification Financial
    Report for Book Year 2013                          Management   For           Voted - For
2   Approval on Utilization of Company Profit for Book
    Year 2013                                          Management   For           Voted - For
3   Appoint Independent Public Accountant to Audit
    Company Books for Book Year 2014                   Management   For           Voted - For
4   Approval to Change the Board of Directors and
    Commissioners Structure                            Management   For           Abstain
PT GUDANG GARAM TBK
CUSIP: Y7121F165
Meeting Date: 24-Jun-14 Meeting Type: Annual General Meeting
1   Approval on Director's Report of Company's
    Performance for Book Year 2013                     Management   For           Voted - For
2   Ratification of Balance Sheet and Profit and Loss
    Report of the Company for Book Year 2013           Management   For           Voted - For
3   Determination of Dividend                          Management   For           Voted - For
4   Change in the Composition of Company's Board       Management   For           Abstain
5   Appointment of Public Accountant                   Management   For           Voted - For
PT INDOCEMENT TUNGGAL PRAKARSA TBK
CUSIP: Y7127B135
Meeting Date: 06-Dec-13 Meeting Type: ExtraOrdinary General Meeting
1   Change on the Board of Directors Structures        Management   For           Abstain
Meeting Date: 13-May-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report and Financial
    Statement Report                                   Management   For           Voted - For
2   Approval on Profit Utilization                     Management   For           Voted - For
3   Approval of Appointment of Public Accountant for
    Financial Report Audit                             Management   For           Voted - For
4   Approval on the Board of Commissioner Structure    Management   For           Voted - For
5   Approval of Remuneration for Directors and
    Commissioner                                       Management   For           Voted - For


1043

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT INDOFOOD CBP SUKSES MAKMUR TBK
CUSIP: Y71260106
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report                       Management  For           Voted - For
2   Approval of the Financial Statement Report          Management  For           Voted - For
3   Approval on Profit Utilization                      Management  For           Voted - For
4   Approval of Remuneration for Directors and
    Commissioners                                       Management  For           Voted - For
5   Approval of Appointment of Public Accountant for
    Financial Report Audit                              Management  For           Voted - For
    07 May 2014: Please Note That This is A Revision
    Due to Change in Meeting Time-from 14:00 Hrs to
    10:00 Hrs. If You Have Already Sent in Your Votes,
    Please D-o Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Thank-you.        Non-Voting                Non-Voting
PT INDOFOOD SUKSES MAKMUR TBK
CUSIP: Y7128X128
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
1   Acceptance and Approval of the Annual Report of the
    Board of Directors on the Activities and Financial
    Results of the Company for the Year Ended on Dec
    31, 2013                                            Management  For           Voted - For
2   Approval of the Company's Balance Sheet and Income
    Statement for the Year Ended Dec 31, 2013           Management  For           Voted - For
3   Determination of the Use of Net Profit of the
    Company for the Year Ended Dec 31, 2013             Management  For           Voted - For
4   Determination of the Remuneration of All Members of
    the Board of Commissioners and Members of the Board
    of Directors of the Company                         Management  For           Voted - For
5   Appointment of the Public Accountant of the Company
    and Give the Authorization to the Board of
    Directors to Determine the Fees and Other Terms of
    Engagement of the Public Accountant                 Management  For           Voted - For
PT JASA MARGA (PERSERO) TBK
CUSIP: Y71285103
Meeting Date: 11-Mar-14 Meeting Type: Annual General Meeting
1   Approval of the Company's Annual Report for
    Financial Year 2013 Regarding the Company's
    Activities, Ratification of the Commissioners
    Supervision Report and Ratification of the
    Company's Financial Report for Financial Year Ended
    31 December 2013                                    Management  For           Voted - For


1044




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Ratification of the Program of Partnership and
    Community Development Program for Financial Year
    2013                                                Management  For           Voted - For
3   Determination of the Company's Profit Utilization
    for Financial Year 2013                             Management  For           Voted - For
4   Appointment of the Public Accountant for Financial
    Year 2014                                           Management  For           Voted - For
5   Determination Tantiem for Year 2013, Salary,
    Honorarium and Benefit and Other Facility for
    Directors and Commissioners for Year 2014           Management  For           Voted - Against
6   Directors Report Regarding Utility of Fund Received
    from Initial Public Offering Year 2007 and Bond of
    Jasa Marga Year 2010 and 2013                       Management  For           Voted - For
7   Approval of the Implementation of the Regulatory of
    the Ministry of Bumn                                Management  For           Voted - For
8   Approval to Change the Company's Management Board   Management  For           Abstain
PT KALBE FARMA TBK
CUSIP: Y71287208
Meeting Date: 14-May-14  Meeting Type: Annual General Meeting
1   Approval of the Annual Report                       Management  For           Voted - For
2   Approval and Ratification Financial Report for Book
    Year That Ended on 31 Dec 2013 and As Well As to
    Grant Acquit Et Decharge to the Board of Directors
    and Commissioners                                   Management  For           Voted - For
3   Approval on Profit Utilization                      Management  For           Voted - For
4   Approval on Restructuring of Board of Directors and
    Commissioners                                       Management  For           Abstain
5   Approval of Remuneration for Directors and
    Commissioners                                       Management  For           Voted - For
6   Approval of Appointment of Public Accountant for
    Financial Report Audit                              Management  For           Voted - For
    05 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 2. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You                    Non-Voting                Non-Voting
PT MEDIA NUSANTARA CITRA TBK
CUSIP: Y71280104
Meeting Date: 29-Apr-14  Meeting Type: Annual General Meeting
1   Approval the Board of Directors Report for Book
    Year Ended on 31 Dec 2013                           Management  For           Voted - For
2   Approval and Ratification Financial Report for Book
    Year Ended on 31 Dec 2013 As Well As to Grant
    Acquit Et Decharge to the Board of Directors and
    Commissioners                                       Management  For           Voted - For


1045




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Approval on Utilization of Company Profit for Book
    Year Ended on 31 Dec 2013                           Management  For           Voted - For
4   Approval to Change Company Management Structure     Management  For           Abstain
5   Appoint Independent Public Accountant to Audit
    Company Books for Book Year 2014 and Authorize the
    Board of Directors to Determine Their Honorarium    Management  For           Voted - For
Meeting Date: 29-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Approval to Authorize the Commissioners to Increase
    the Paid in and Paid Up Capital in Line with Mesop  Management  For           Voted - For
2   Approval to Increase the Capital Without
    Pre-emptive Rights                                  Management  For           Voted - For
3   Approval on Amendment of Article of Association     Management  For           Abstain
PT PERUSAHAAN GAS NEGARA (PERSERO) TBK
CUSIP: Y7136Y118
Meeting Date: 27-Mar-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    283086 Due to Addition Of-resolution 6 and 7. All
    Votes Received on the Previous Meeting Will be
    Disrega-rded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Approval of the Company's Annual Report for Year
    2013 and the Partnership and Community Development
    Program Report for Year 2013 and the Commissioners
    Supervision Report in Year 2013                     Management  For           Voted - For
2   Ratification of the Company's Financial Report for
    Year 2013 Including the Financial Report the
    Partnership and Community Development Program and
    to Release and Discharge the Directors and
    Commissioners for Book Year 2013                    Management  For           Voted - For
3   Determination of the Company's Profit Utilization
    for Book Year 2013 and Determination Dividend       Management  For           Voted - For
4   Approval of Appointment of Public Accountant for
    Financial Report and Partnership and Development
    Program Report Audit for Year 2014                  Management  For           Voted - For
5   Determination Remuneration for Commissioners and
    Directors                                           Management  For           Voted - Against
6   Approval on Application of Decree of State Owned
    Enterprise Ministry                                 Management  For           Voted - For
7   Approval of the Changes of the Company's Management Management  For           Abstain
PT SEMEN INDONESIA (PERSERO) TBK
CUSIP: Y7142G168
Meeting Date: 25-Mar-14 Meeting Type: Annual General Meeting
1   Approval Annual Report Including the Board of
    Commissioner Supervisory Report and Ratification


1046




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Financial Report As Well As Give Volledig Acquit Et
    Decharge to the Board of Directors and Board of
    Commissioners for Book Year Ended 2013               Management  For           Voted - For
2   Ratification Annual Partnership and Community
    Development Program Report for Book Year 2013 As
    Well As to Grant Acquit Et De Charge to the Board
    of Directors and Commissioners for Book Year 2013    Management  For           Voted - For
3   Determination on Utilization of Company Profit for
    Book Year Ended on 31 Dec 2013                       Management  For           Voted - For
4   Determine Tantiem for Book Year 2013, Salary for
    Board of Directors and Honorarium for Board of
    Commissioners and Other Allowances, Facilities for
    Book Year 2014                                       Management  For           Voted - For
5   Appoint of Independent Public Accountant to Audit
    Company's Books and Financial Report of Partnership
    and Community Development Program for Book Year 2014 Management  For           Voted - For
6   Approval to Change Company Director Structure and
    Change of Nomenclature/title of Board of Directors   Management  For           Abstain
    10 Mar 2014: Please Note That This is A Revision
    Due to Modification of Text I- N Resolution 6. If
    You Have Already Sent in Your Votes, Please Do Not
    Return T-his Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank Yo-u.              Non-Voting                Non-Voting
PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK
CUSIP: Y71474145
Meeting Date: 04-Apr-14 Meeting Type: Annual General Meeting
1   Approval the Company Annual Report for Book Year
    2013 Including the Board of Commissioners
    Supervisory Report                                   Management  For           Voted - For
2   Ratification of Financial Report and Annual
    Partnership and Community Development Program
    Report for Book Year 2013 As Well As to Grant
    Acquit Et De Charge to the Board of Directors and
    Commissioners                                        Management  For           Voted - For
3   Determine on Utilization of Company Profit for Book
    Year 2013                                            Management  For           Voted - For
4   Determine Remuneration for Board of Directors and
    Board of Commissioners for Book Year 2014            Management  For           Voted - For
5   Appoint of Independent Public Accountant to Audit
    Company Financial Report and Financial Report of
    Partnership and Community Development Program for
    Book Year 2014                                       Management  For           Voted - For
6   Change on Company Management Structures              Management  For           Abstain


1047

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT UNILEVER INDONESIA TBK
CUSIP: Y9064H141
Meeting Date: 04-Jun-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report Including Company's
    Financial Statements Along with the Annual
    Supervisory of Board of Commissioners for Year
    Ended 2013 and Appropriation of Company's Net
    Profit for Book Year 2013                            Management  For           Voted - For
2   Appointment of Public Accountant for Book Year 2014
    and Determine Their Honorarium                       Management  For           Voted - For
3   Re-appointment of Company's Board of Director and
    Determination of the Honorarium and Allowances       Management  For           Abstain
PT UNITED TRACTORS TBK
CUSIP: Y7146Y140
Meeting Date: 22-Apr-14 Meeting Type: Annual General Meeting
1   Approval of Annual Report and Financial Statement
    for the Book Years 2013                              Management  For           Voted - For
2   Determine Profit Allocation of Company for the Book
    Years 2013                                           Management  For           Voted - For
3   Determine Salary And/or Allowances for the Members
    Board of Directors of Company Include Honorarium
    And/or Allowances for the Members Board of
    Commissioners Company for Period 2014-2015           Management  For           Abstain
4   Appointment of Public Accountant for the Book Years
    2014                                                 Management  For           Voted - For
PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG
CUSIP: Y7145P165
Meeting Date: 27-Mar-14 Meeting Type: Annual General Meeting
    28 Feb 2014: Please Note That This is an Amendment
    to Meeting Id 278950 Due To-change in Voting Status
    of Resolution 1 and Receipt of Director Names in
    Reso-lution 6. All Votes Received on the Previous
    Meeting Will be Disregarded and Y-ou Will Need to
    Reinstruct on This Meeting Notice. Thank You.        Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                             Non-Voting                Non-Voting
1   To Acknowledge the 2013 Performance Result and 2014
    Work Plan of the Company                             Non-Voting                Non-Voting
2   To Approve the 2013 Financial Statements             Management  For           Voted - For
3   To Approve the Dividend Payment for 2013 Performance Management  For           Voted - For


1048




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   To Appoint the Auditor and Consider the Auditors
    Fees for Year 2014                                  Management  For           Voted - For
5   To Approve the Directors and the Sub-committees
    Remuneration for Year 2014                          Management  For           Voted - Against
6.A To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Suthep Liumsirijarern         Management  For           Voted - For
6.B To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Ampon Kittiampon              Management  For           Voted - For
6.C To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Pailin Chuchottaworn          Management  For           Voted - For
6.D To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Manas Jamveha                 Management  For           Voted - For
6.E To Approve the Appointment of New Director in
    Replacement of the Director Who is Due to Retire by
    Rotation in 2014: Mr. Tevin Vongvanich              Management  For           Voted - For
7   Other Matters (if Any)                              Management  For           Voted - Against
    28 Feb 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Amendment
    Comment. If You Have Already Sent in Your Votes for
    Mid: 28692-0 Please Do Not Revote on This Meeting
    Unless You Decide to Amend Your Instruc-tions.      Non-Voting                Non-Voting
PTT GLOBAL CHEMICAL PUBLIC COMPANY LTD
CUSIP: Y7150W105
Meeting Date: 08-Apr-14    Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    284138 Due to Change in Di-rector Name for
    Resolution 5.3. All Votes Received on the Previous
    Meeting Wil-l be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Thank-you.       Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   To Certify the Minutes of Pttgc 2013 Annual General
    Meeting of Shareholders on Apr 4 2013               Management  For           Voted - For
2   To Acknowledge the Company's Operation for the Year
    2013 and the Recommendation for the Company's
    Business Plan                                       Management  For           Voted - For
3   To Consider and Approve the Company's Balance Sheet
    and Income Statement for the Year Ended Dec 31 2013 Management  For           Voted - For
4   To Consider and Approve the Appropriation of Profit
    for the Year 2013 Operating Results and Dividend
    Distribution                                        Management  For           Voted - For
5.1 The Board of Directors Agreed with the Nomination
    and Remuneration Committees Recommendation to


1049




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Propose the Annual General Meeting of Shareholders
    the Re-election of Director: Mr. Prasert Bunsumpun  Management  For           Voted - For
5.2 The Board of Directors Agreed with the Nomination
    and Remuneration Committees Recommendation to
    Propose the Annual General Meeting of Shareholders
    the Re-election of Director: Mr. Amnuay Preemonwong Management  For           Voted - For
5.3 The Board of Directors Agreed with the Nomination
    and Remuneration Committees Recommendation to
    Propose the Annual General Meeting of Shareholders:
    Mr. Samerjai Suksumek to be Elected As A Director
    Replacing Mr. Prajya Phinyawat                      Management  For           Voted - For
5.4 The Board of Directors Agreed with the Nomination
    and Remuneration Committees Recommendation to
    Propose the Annual General Meeting of Shareholders
    the Re-election of Director: Mr. Sarun Rungkasiri   Management  For           Voted - For
5.5 The Board of Directors Agreed with the Nomination
    and Remuneration Committees Recommendation to
    Propose the Annual General Meeting of Shareholders
    the Re-election of Director: Mr. Bowon Vongsinudom  Management  For           Voted - For
6   To Consider and Approve the Directors Remunerations Management  For           Voted - Against
7   To Consider the Appointment of the Auditor and Fix
    the Annual Fee for the Year 2014                    Management  For           Voted - Against
8   Other Issues. If Any                                Management  For           Voted - Against
PTT PUBLIC COMPANY LIMITED
CUSIP: Y6883U113
Meeting Date: 10-Apr-14    Meeting Type: Annual General Meeting
1   To Certify the 2013 Agm Minutes on April 11, 2013   Management  For           Voted - For
2   To Approve the 2013 Performance Statement and the
    2013 Financial Statement, Year-end on December 31,
    2013                                                Management  For           Voted - For
3   To Approve 2013 Net Profit Allocation Plan and
    Dividend Policy                                     Management  For           Voted - For
4.1 To Elect Director in Replacement: Air Chief Marshal
    Prajin Jantong                                      Management  For           Voted - Against
4.2 To Elect Director in Replacement: Mr.montri
    Sotangkul                                           Management  For           Voted - Against
4.3 To Elect Director in Replacement: Mr.thosaporn
    Sirisumphand                                        Management  For           Voted - Against
4.4 To Elect Director in Replacement: Mr.sihasak
    Phuangketkeow                                       Management  For           Voted - Against
4.5 To Elect Director in Replacement: Mr. Athapol
    Yaisawang                                           Management  For           Voted - Against
5   To Approve the 2014 Directors' Remuneration         Management  For           Voted - Against
6   To Appoint an Auditor and to Approve the 2013 Audit
    Fees                                                Management  For           Voted - For
7   Other Matters (if Any)                              Management  For           Voted - Against
    25 Feb 2014: in the Situation Where the Chairman of
    the Meeting Suddenly Chang-e the Agenda And/or Add


1050




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    New Agenda During the Meeting, We Will Vote That
    Agend-a As Abstain.                                 Non-Voting                Non-Voting
    25 Feb 2014: Please Note That This is A Revision
    Due to Addition of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
PUBLIC BANK BHD
CUSIP: Y71497104
Meeting Date: 31-Mar-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Financial Year Ended 31 December 2013 and the
    Reports of the Directors and Auditors Thereon       Management  For           Voted - For
2   To Re-elect Tang Wing Chew Who Retires by Rotation
    Pursuant to Article 111 of the Company's Articles
    of Association                                      Management  For           Voted - For
3   That Tan Sri Dato' Sri Dr. Teh Hong Piow, Retiring
    Pursuant to Section 129 of the Companies Act, 1965,
    be and is Hereby Re-appointed A Director of the
    Company to Hold Office Until the Next Annual
    General Meeting                                     Management  For           Voted - For
4   That Tan Sri Datuk Seri Utama Thong Yaw Hong,
    Retiring Pursuant to Section 129 of the Companies
    Act, 1965, be and is Hereby Re- Appointed A
    Director of the Company to Hold Office Until the
    Next Annual General Meeting                         Management  For           Voted - For
5   That Tan Sri Dato' Sri Tay Ah Lek, Retiring
    Pursuant to Section 129 of the Companies Act, 1965,
    be and is Hereby Re-appointed A Director of the
    Company to Hold Office Until the Next Annual
    General Meeting                                     Management  For           Voted - For
6   That Dato' Sri Lee Kong Lam, Retiring Pursuant to
    Section 129 of the Companies Act, 1965, be and is
    Hereby Re-appointed A Director of the Company to
    Hold Office Until the Next Annual General Meeting   Management  For           Voted - For
7   That Lai Wan, Retiring Pursuant to Section 129 of
    the Companies Act, 1965, be and is Hereby Re-
    Appointed A Director of the Company to Hold Office
    Until the Next Annual General Meeting               Management  For           Voted - For
8   To Approve the Payment of Directors' Fees of
    Rm2,469,000 for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
9   To Re-appoint Messrs KPMG As Auditors of the
    Company for the Financial Year Ending 31 December
    2014 and to Authorise the Directors to Fix the
    Auditors' Remuneration                              Management  For           Voted - For
10  Proposed Merger of Ordinary Shares of Rm1.00 Each
    in Pbb (pbb Shares) Listed and Quoted As "local"
    and Pbb Shares Listed and Quoted As "foreign" on
    the Main Market of Bursa Malaysia Securities Bhd


1051




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    (bursa Securities) (proposed Merger of Pbb 'l'
    Shares and Pbb 'f' Shares)                          Management    For           Voted - For
S.1 Proposed Amendments to the Memorandum and Articles
    of Association of Pbb                               Management    For           Voted - For
Meeting Date: 06-Jun-14   Meeting Type: ExtraOrdinary General Meeting
1   Proposed Renounceable Rights Issue of New Ordinary
    Shares of Rm1.00 Each ("rights Share(s)") in Public
    Bank Berhad to Raise Gross Proceeds of Up to Rm5.00
    Billion ("proposed Rights Issue")                   Management    For           Voted - For
QATAR NATIONAL BANK S.A.Q., DOHA
CUSIP: M81802106
Meeting Date: 02-Feb-14   Meeting Type: Annual General Meeting
    Please Note That According to the Commercial Law of
    Qatar, Votes Can Only Be-represented by A
    Shareholder Attending the Meeting in Person and
    Casting Your-vote Accordingly. Also, the Proxy
    Cannot Represent More Than 5% of The- Company Share
    Capital and 25% of the Shares Represented at the
    Agm / Egm.                                          Non-Voting                  Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 5 Feb 2014.
    Consequently, Your Voting Instructions Will
    Remain-valid for All Calls Unless the Agenda is
    Amended. Thank You                                  Non-Voting                  Non-Voting
1   Hearing the Statement of His Excellency the
    Chairman and the Report of the Board of Directors
    on the Company's Activities and Its Financial
    Position for the Year Ended 31st December 2013 and
    Its Business Plan for 2014                          Management    For           Voted - For
2   Hearing and Approving the Report of the External
    Auditor on the Company's Statement of Financial
    Position and on the Accounts Submitted by the Board
    of Directors                                        Management    For           Voted - For
3   Discussing and Approving the Statement of Financial
    Position and Income Statement for the Year Ended
    31st December 2013                                  Management    For           Voted - For
4   Approving the Proposal of the Board of Directors to
    Distribute to Shareholders A Cash Dividend at the
    Rate of 70 Percent of the Nominal Value of the
    Share, Representing Qar 7.0 Per Share               Management    For           Voted - For
5   Absolving the Members of the Board of Directors
    from Responsibility and Fixing Their Fees for the
    Financial Year Ended 31st December 2013             Management    For           Voted - For
6   Presenting the Company's Corporate Governance
    Report for 2013                                     Management    For           Voted - For
7   Appointing an External Auditor for the Financial
    Year 2014 and Fixing Its Fees                       Management    For           Voted - For


1052




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
    24 Jan 2014: Please Note That This is A Revision
    Due to Change in Meeting Type-from Ogm to Agm. If
    You Have Already Sent in Your Votes, Please Do Not
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.             Non-Voting                Non-Voting
REMGRO LTD
CUSIP: S6873K106
Meeting Date: 03-Dec-13 Meeting Type: Annual General Meeting
O.1 Approval of Annual Financial Statements            Management  For           Voted - For
O.2 Resolved That the Reappointment of
    PricewaterhouseCoopers Inc., Who is Independent
    from the Company, As the Company's Auditor, As
    Nominated by the Company's Audit and Risk
    Committee, be Approved and to Note That the
    Individual Registered Auditor Who Will Perform the
    Function of Auditor During the Financial Year
    Ending 30 June 2014, is Mr N H Doman               Management  For           Voted - For
O.3 Election of Director - Mr W E Buhrmann             Management  For           Voted - For
O.4 Election of Director - Mr J J Durand               Management  For           Voted - For
O.5 Election of Director - Mr G T Ferreira             Management  For           Voted - For
O.6 Election of Director - Mr J Malherbe               Management  For           Voted - For
O.7 Election of Director - Mr M M Morobe               Management  For           Voted - For
O.8 Appointment of Member of the Audit and Risk
    Committee - Mr N P Mageza                          Management  For           Voted - Against
O.9 Appointment of Member of the Audit and Risk
    Committee - Mr P J Moleketi                        Management  For           Voted - For
O.10 Appointment of Member of the Audit and Risk
    Committee - Mr F Robertson                         Management  For           Voted - For
O.11 Appointment of Member of the Audit and Risk
    Committee - Mr H Wessels                           Management  For           Voted - For
S.1 Approval of Directors' Remuneration                Management  For           Voted - For
S.2 General Authority to Repurchase Shares             Management  For           Voted - For
S.3 General Authority to Enter Into Derivative
    Transactions                                       Management  For           Voted - For
S.4 General Authority to Provide Financial Assistance
    to Related and Inter-related Companies and
    Corporations                                       Management  For           Voted - For
RESOLUTE MINING LTD, PERTH WA
CUSIP: Q81068100
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or


1053




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                 Non-Voting
1   Adoption of Remuneration Report                     Management   For           Voted - For
2   Election of Mr (bill) Henry Thomas Stuart Price As
    Director                                            Management   For           Voted - For
3   Issue of Performance Rights to Mr Peter Sullivan    Management   For           Voted - For
SACI FALABELLA
CUSIP: P3880F108
Meeting Date: 29-Apr-14  Meeting Type: Ordinary General Meeting
1   Approval of the Annual Report, General Balance
    Sheet, Profit and Loss Statements and Opinion of
    External Auditors for the Period Ended December 31,
    2013                                                Management   For           Voted - For
2   Appropriation of Profits of the Period 2013: Clp 40
    Per Share                                           Management   For           Voted - For
3   Policy of Dividends                                 Management   For           Voted - For
4   Election of the Board of Directors                  Management   For           Voted - Against
5   Remuneration of the Board of Directors              Management   For           Abstain
6   Appointment of External Auditors and Rating
    Agencies for the Period 2014                        Management   For           Voted - For
7   Determination of the Newspaper for Publications of
    the Company                                         Management   For           Voted - For
8   Report of the Operations Referred to in Title Xvi
    of the Law 18.046                                   Management   For           Voted - For
9   Report of the Committee of Directors, Determination
    of the Budget, Expenses and Remuneration            Management   For           Abstain
10  Other Matters of the Competence of the Regular
    Stockholders Meeting                                Management   For           Voted - Against
SAPURAKENCANA PETROLEUM BHD
CUSIP: Y7516Y100
Meeting Date: 06-Dec-13  Meeting Type: ExtraOrdinary General Meeting
1   Proposed Acquisition of the Entire Issued and
    Outstanding Common Shares of Newfield Malaysia
    Holding Inc. for A Total Purchase Price of
    Usd898,000,000 to be Satisfied Entirely by Cash     Management   For           Voted - For
    25 Nov 13: Please Note That This is A Revision Due
    to Change in Record Date Fr-om 5 Dec 13 to 29 Nov
    13. If You Have Already Sent in Your Votes, Please


1054




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Do No-t Return This Proxy Form Unless You Decide to
    Amend Your Original Instructions-. Thank You.       Non-Voting                Non-Voting
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
1   To Approve the Directors' Fees for the Financial
    Year Ended 31 January 2014                          Management  For           Voted - For
2   To Re-elect the Following Director Who Retire by
    Rotation Pursuant to Article 87 of the Articles of
    Association of the Company and Being Eligible,
    Offer Himself for Re- Election: Dato' Mokhzani
    Mahathir                                            Management  For           Voted - For
3   To Re-elect the Following Director Who Retire by
    Rotation Pursuant to Article 87 of the Articles of
    Association of the Company and Being Eligible,
    Offer Himself for Re- Election: Dato' Shahriman
    Shamsuddin                                          Management  For           Voted - For
4   To Re-elect the Following Director Who Retire by
    Rotation Pursuant to Article 87 of the Articles of
    Association of the Company and Being Eligible,
    Offer Himself for Re- Election: Yeow Kheng Chew     Management  For           Voted - For
5   To Re-elect the Following Director Who Retire
    Pursuant to Article 93 of the Articles of
    Association of the Company and Being Eligible,
    Offer Himself for Re-election: Gee Siew Yoong       Management  For           Voted - For
6   To Re-elect the Following Director Who Retire
    Pursuant to Article 93 of the Articles of
    Association of the Company and Being Eligible,
    Offer Himself for Re-election: Ramlan Abdul Malek   Management  For           Voted - For
7   To Re-appoint Messrs Ernst & Young As Auditors of
    the Company Until the Conclusion of the Next Annual
    General Meeting and to Authorise the Directors to
    Fix Their Remuneration                              Management  For           Voted - For
8   "that Dato' Hamzah Bakar Who is Over the Age of 70
    Years, be and is Hereby Reappointed As A Director
    of the Company to Hold Office Until the Conclusion
    of the Next Annual General Meeting of the Company   Management  For           Voted - For
9   "that Mr John Fredriksen Who is Over the Age of 70
    Years, be and is Hereby Reappointed As an Alternate
    Director of the Company to Hold Office Until the
    Conclusion of the Next Annual General Meeting of
    the Company                                         Management  For           Voted - For
10  Authority for Directors to Issue Shares Under
    Section 132d of the Companies Act, 1965             Management  For           Voted - For
Meeting Date: 25-Jun-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Establishment of A Share Issuance Scheme
    of Up to Five Percent (5%) of the Issued and
    Paid-up Share Capital of Skpb in Relation to A
    Long-term Incentive Plan for the Eligible Employees
    (including Executive Directors) of Skpb and Its
    Subsidiaries ("proposed Share Issuance Scheme")     Management  For           Voted - For


1055




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Proposed Grant to Tan Sri Dato' Seri Shahril Bin
    Shamsuddin ("tss") ("proposed Grant 1")              Management  For           Voted - For
3   Proposed Grant to Ramlan Bin Abdul Malek ("ram")
    ("proposed Grant 2")                                 Management  For           Voted - For
    12 Jun 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 24 Jun 2014 to 18
    Jun 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Tha-nk You.        Non-Voting                Non-Voting
SASOL LTD, JOHANNESBURG
CUSIP: 803866102
Meeting Date: 22-Nov-13  Meeting Type: Annual General Meeting
1.1 To Elect, the Following Director Retiring in Terms
    of Clause 22.2.1 of the Company's Memorandum of
    Incorporation: Vn Fakude                             Management  For           Voted - For
1.2 To Elect, the Following Director Retiring in Terms
    of Clause 22.2.1 of the Company's Memorandum of
    Incorporation: Msv Gantsho                           Management  For           Voted - For
1.3 To Elect, the Following Director Retiring in Terms
    of Clause 22.2.1 of the Company's Memorandum of
    Incorporation: in Mkhize                             Management  For           Voted - For
1.4 To Elect, the Following Director Retiring in Terms
    of Clause 22.2.1 of the Company's Memorandum of
    Incorporation: Mjn Njeke                             Management  For           Voted - For
2   To Elect the Following Director Appointed by the
    Board in Terms of Clause 22.4.1 of the Company's
    Memorandum of Incorporation During the Course of
    the Year, and Who Will Cease to Hold Office at the
    End of the Annual General Meeting: P Victor          Management  For           Voted - For
3   To Appoint PricewaterhouseCoopers Inc to Act As
    Independent Auditors of the Company Until the Next
    Annual General Meeting                               Management  For           Voted - For
4.1 To Elect, the Member of the Audit Committee: C Beggs Management  For           Voted - For
4.2 To Elect, the Member of the Audit Committee: in
    Mkhize (subject to Her Being Re-elected As A
    Director)                                            Management  For           Voted - For
4.3 To Elect, the Member of the Audit Committee: Mjn
    Njeke (subject to His Being Re-elected As A
    Director)                                            Management  For           Voted - Against
4.4 To Elect, the Member of the Audit Committee: S
    Westwell                                             Management  For           Voted - For
5   Advisory Endorsement - to Endorse, on A Non-
    Binding Advisory Basis, the Company's Remuneration
    Policy                                               Management  For           Voted - For
6.S.1 To Approve the Remuneration Payable to Non-
    Executive Directors of the Company for Their
    Services As Directors for the Period 1 July 2013
    Until This Resolution is Replaced                    Management  For           Voted - For
7.S.2 To Authorise the Board to Approve the General
    Repurchase by the Company Or Purchase by Any of Its


1056




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Subsidiaries, of Any of the Company's Ordinary
    Shares And/or Sasol Bee Ordinary Shares             Management  For           Voted - For
8.S.3 To Authorise the Board to Approve the Purchase by
    the Company (as Part of A General Repurchase in
    Accordance with Special Resolution Number 2), of
    Its Issued Shares from A Director And/or A
    Prescribed Officer of the Company, And/or Persons
    Related to A Director Or Prescribed Officer of the
    Company                                             Management  For           Voted - For
    29 Oct 13: Please Note That This is A Revision Due
    to Change in Record Date. I-f You Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
SIME DARBY BHD
CUSIP: Y7962G108
Meeting Date: 21-Nov-13 Meeting Type: Annual General Meeting
1   To Declare A Final Single Tier Dividend of 27 Sen
    Per Ordinary Share for the Financial Year Ended 30
    June 2013                                           Management  For           Voted - For
2   To Approve the Annual Remuneration for the Non-
    Executive Directors As Disclosed in the Audited
    Financial Statements for the Financial Year Ended
    30 June 2013                                        Management  For           Voted - For
3   To Re-appoint Tan Sri Dato' Dr Wan Mohd Zahid Mohd
    Noordin As A Director of the Company and to Hold
    Office Until the Conclusion of the Next Annual
    General Meeting Pursuant to Section 129(6) of the
    Companies Act, 1965                                 Management  For           Voted - For
4   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Dato' Abdul Ghani Othman      Management  For           Voted - For
5   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Tan Sri Dato' Sri Dr Wan
    Abdul Aziz Wan Abdullah                             Management  For           Voted - For
6   To Re-elect the Following Director Who Retires
    Pursuant to Article 104 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Election: Ir Dr Muhamad Fuad Abdullah   Management  For           Voted - For
7   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered
    Himself for Re-election: Tan Sri Dato' Sri Hamad
    Kama Piah Che Othman                                Management  For           Voted - For
8   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered


1057




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Himself for Re-election: Tan Sri Datuk Dr Yusof
    Basiran                                             Management  For           Voted - For
9   To Re-elect the Following Director Who Retires
    Pursuant to Article 99 of the Articles of
    Association of the Company and Who Have Offered
    Herself for Re-election: Datuk Zaiton Mohd Hassan   Management  For           Voted - For
10  To Re-appoint PricewaterhouseCoopers As Auditors of
    the Company for the Financial Year Ending 30 June
    2014, and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
11  Authority to Allot and Issue Shares Pursuant to
    Section 132d of the Companies Act, 1965             Management  For           Voted - For
12  Proposed Renewal of Shareholders' Mandate for
    Existing Recurrent Related Party Transactions and
    Proposed New Shareholders' Mandate for Additional
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature                                   Management  For           Voted - For
13  Proposed Grant to Muhammad Ali Nuruddin Pursuant to
    the Performance-based Employee Share Scheme for the
    Eligible Employee (including Executive Directors)
    of Sime Darby Berhad and Its Subsidiaries
    (excluding Subsidiaries Which are Dormant) (scheme) Management  For           Voted - For
Meeting Date: 21-Nov-13 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Dividend Reinvestment Plan That Provides
    Shareholders of the Company with an Option to
    Reinvest Their Cash Dividend in New Ordinary Shares
    of Rm0.50 Each in the Company ("sime Darby Shares")
    ("proposed Drp")                                    Management  For           Voted - For
SM INVESTMENTS CORP
CUSIP: Y80676102
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting
    288667 Due to Addition of Res-olution "17". All
    Votes Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Call to Order                                       Management  For           Voted - For
2   Certification of Notice and Quorum                  Management  For           Voted - For
3   Approval of Minutes of Annual Meeting of
    Stockholders Held on April 25, 2013                 Management  For           Voted - For
4   Annual Report for the Year 2013                     Management  For           Voted - For
5   General Ratification of the Acts of the Board of
    Directors and the Management from the Date of the
    Last Annual Stockholders' Meeting Up to the Date of
    This Meeting                                        Management  For           Voted - For
6   Amendment of the Articles of Incorporation to State
    the Specific Address of the Corporation's Principal
    Office Per Sec Mc No. 6, Series of 2014             Management  For           Voted - For


1058




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Election of Director: Henry Sy, Sr                   Management  For           Voted - For
8   Election of Director: Teresita T. Sy                 Management  For           Voted - For
9   Election of Director: Henry T. Sy, Jr                Management  For           Voted - For
10  Election of Director: Harley T. Sy                   Management  For           Voted - For
11  Election of Director: Jose T. Sio                    Management  For           Voted - For
12  Election of Director: Vicente S. Perez, Jr.
    (independent Director)                               Management  For           Voted - For
13  Election of Director: Ah Doo Lim (independent
    Director)                                            Management  For           Voted - For
14  Election of Director: Joseph R. Higdon (independent
    Director)                                            Management  For           Voted - For
15  Appointment of External Auditors                     Management  For           Voted - For
16  Adjournment                                          Management  For           Voted - For
17  Other Matters                                        Management  For           Voted - Against
SOCIEDAD QUIMICA Y MINERA DE CHILE SA SOQUIMICH, S
CUSIP: P8716X108
Meeting Date: 25-Apr-14  Meeting Type: Ordinary General Meeting
1   Sqm's Balance Sheet, Financial Statements, Annual
    Report, Account Inspectors' Report, and External
    Auditors' Report for the Business Year Ended
    December 31, 2013                                    Management  For           Voted - For
2   Appointment of the External Auditing Company and
    Account Inspectors for the Business Year 2014        Management  For           Voted - For
3   Operations Referred to Under Title Xvi of Law 18,046 Management  For           Voted - For
4   Investment and Finance Policies                      Management  For           Abstain
5   Net Income for Business Year 2013, Distribution of
    Definitive Dividend and Future Dividend Policy       Management  For           Voted - For
6   Board of Directors' Expenditures During the
    Business Year 2013                                   Management  For           Voted - For
7   Directors' Salaries                                  Management  For           Abstain
8   Matters in Relation with the Directors Committee,
    with the Audit Committee and with the Health,
    Safety and Environmental Committee                   Management  For           Abstain
9   Other Corresponding Matters in Compliance with the
    Pertinent Provisions                                 Management  Abstain       Abstain
    16 Apr 2014: Please Note That This is A Revision
    Due to Change in Record Date-from 19 Apr 2014 to 17
    Apr 2014. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Vote Again Unless You Decide to
    Amend Your Original Instructions. Tha-nk You.        Non-Voting                Non-Voting
STANDARD BANK GROUP LIMITED
CUSIP: S80605140
Meeting Date: 28-Mar-14  Meeting Type: Ordinary General Meeting
O.1 Approval of the Proposed Transaction                 Management  For           Voted - For
O.2 Authority to Give Effect to the Above Resolution     Management  For           Voted - For


1059




                            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 29-May-14     Meeting Type: Annual General Meeting
O.1   Accept Financial Statements and Statutory Reports
      for the Year Ended 31 December 2013                 Management  For           Voted - For
O.2.1Elect Francine-anne Du Plessis As Director           Management  For           Voted - For
O.2.2Re-elect Saki Macozoma As Director                   Management  For           Voted - For
O.2.3Re-elect Lord Smith of Kelvin Kt As Director         Management  For           Voted - For
O.2.4Elect Andre Parker As Director                       Management  For           Voted - For
O.2.5Elect Swazi Tshabalala As Director                   Management  For           Voted - For
O.2.6Elect Kaisheng Yang As Director                      Management  For           Voted - For
O.2.7Elect Wenbin Wang As Director                        Management  For           Voted - For
O.2.8Re-elect Ted Woods As Director                       Management  For           Voted - For
O.3   Reappoint KPMG Inc and PricewaterhouseCoopers Inc
      As Auditors of the Company with Peter Macdonald and
      Fulvio Tonelli As the Designated Registered
      Auditors Respectively                               Management  For           Voted - For
O.4   Place Authorised But Unissued Ordinary Shares Under
      Control of Directors                                Management  For           Voted - For
O.5   Place Authorised But Unissued Non- Redeemable
      Preference Shares Under Control of Directors        Management  For           Voted - Against
O.6   Approve Remuneration Policy                         Management  For           Voted - For
S.7.1 Approve Remuneration of Chairman                    Management  For           Voted - For
S.7.2 Approve Remuneration of Directors                   Management  For           Voted - For
S.7.3 Approve Remuneration of International Directors     Management  For           Voted - For
S7.41 Approve Remuneration of Director's Affairs
      Committee Chairman                                  Management  For           Voted - For
S7.42 Approve Remuneration of Director's Affairs
      Committee Member                                    Management  For           Voted - For
S7.51 Approve Remuneration of Risk and Capital Management
      Committee Chairman                                  Management  For           Voted - For
S7.52 Approve Remuneration of Risk and Capital Management
      Committee Member                                    Management  For           Voted - For
S7.61 Approve Remuneration of Remuneration Committee
      Chairman                                            Management  For           Voted - For
S7.62 Approve Remuneration of Remuneration Committee
      Member                                              Management  For           Voted - For
S7.71 Approve Remuneration of Social and Ethics Committee
      Chairman                                            Management  For           Voted - For
S7.72 Approve Remuneration of Social and Ethics Committee
      Member                                              Management  For           Voted - For
S7.81 Approve Remuneration of Audit Committee Chairman    Management  For           Voted - For
S7.82 Approve Remuneration of Audit Committee Member      Management  For           Voted - For
S7.91 Approve Remuneration of It Committee Chairman       Management  For           Voted - For
S7.92 Approve Remuneration of It Committee Member         Management  For           Voted - For
S7.10 Approve Ad Hoc Meeting Attendance Fees              Management  For           Voted - For
S.8   Authorise Repurchase of Up to Ten Percent of Issued
      Ordinary Share Capital                              Management  For           Voted - For
S.9   Authorise Repurchase of Up to Ten Percent of Issued
      Preference Share Capital                            Management  For           Voted - For
S.10 Approve Financial Assistance to Related Or
      Inter-related Companies                             Management  For           Voted - For


1060




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    01 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolutions O.2.1,
    O.2.3 and S.8 and Numbering of Resolutions. If You
    Have A-lready Sent in Your Votes, Please Do Not
    Vote Again Unless You Decide to Amend-your Original
    Instructions. Thank You                             Non-Voting                Non-Voting
STEINHOFF INTERNATIONAL HOLDINGS LTD
CUSIP: S8217G106
Meeting Date: 03-Dec-13 Meeting Type: Annual General Meeting
1   Presentation of the Annual Financial Statements     Non-Voting                Non-Voting
2   To Reappoint Deloitte & Touche As Auditors          Management  For           Voted - For
3.1 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Executive Directors' Fees                           Management  For           Voted - For
3.2.1 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Chairman                                            Management  For           Voted - For
3.2.2 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Board Members                                       Management  For           Voted - For
3.2.3 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Audit Committee                                     Management  For           Voted - For
3.2.4 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Human Resources and Remuneration Committee          Management  For           Voted - For
3.2.5 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Group Risk Overview Committee                       Management  For           Voted - For
3.2.6 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Nominations Committee                               Management  For           Voted - For
3.2.7 Special Resolution Number 1: to Approve the
    Directors' Fees for the Year Ending June 2014:
    Social and Ethics Committee                         Management  For           Voted - For
4O141 Board Appointments: to Elect Individually to the
    Board: Dc Brink                                     Management  For           Voted - For
4O142 Board Appointments: to Elect Individually to the
    Board: Sf Booysen                                   Management  For           Voted - For
4O143 Board Appointments: to Elect Individually to the
    Board: be Steinhoff                                 Management  For           Voted - For
4O144 Board Appointments: to Elect Individually to the
    Board: Ch Wiese                                     Management  For           Voted - For
4O145 Board Appointments: to Elect Individually to the
    Board: Hj Sonn                                      Management  For           Voted - For
4O146 Board Appointments: to Elect Individually to the
    Board: Mj Jooste                                    Management  For           Voted - For
4O147 Board Appointments: to Elect Individually to the
    Board: Ab La Grange                                 Management  For           Voted - For


1061




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
5O251 To Re-elect Individually Independent Non- Executive
      Director to the Audit Committee: Sf Booysen
      (chairman)                                           Management  For           Voted - For
5O252 To Re-elect Individually Independent Non- Executive
      Director to the Audit Committee: Dc Brink            Management  For           Voted - For
5O253 To Re-elect Individually Independent Non- Executive
      Director to the Audit Committee: Mt Lategan          Management  For           Voted - For
6.O.3Placement of Shares Under the Control of Directors    Management  For           Voted - Against
7.O.4Shares Under the Control of Directors for Share
      Incentive Scheme                                     Management  For           Voted - For
8.S.2 General Authority to Purchase Own Shares             Management  For           Voted - For
9.O.5General Authority to Distribute Share Capital
      And/or Reserves                                      Management  For           Voted - For
10.O6 Authority to Create and Issue Convertible Debentures Management  For           Voted - For
11.O7 Endorsement of Remuneration Policy                   Management  For           Voted - For
12.S3 Authority to Provide Financial Assistance            Management  For           Voted - For
13.S4 To Amend Memorandum of Incorporation by Insertion
      of Clause 44: Odd Lot Offers                         Management  For           Voted - For
TELEFONICA CZECH REPUBLIC A.S., PRAHA
CUSIP: X89734101
Meeting Date: 12-Mar-14 Meeting Type: Ordinary General Meeting
1     Opening                                              Management  For           Voted - For
2.1   The General Meeting Approved the Rules of Procedure
      of the General Meeting As Submitted by the Board of
      Directors                                            Management  For           Voted - For
2.2   The General Meeting Elects Judr. Petr Kasik Ph.D.
      As Chairman of the General Meeting, Ms Zuzana
      Duskova As Minutes Clerk, Judr. Jakub Chytil and
      Mgr. Eva Stockova As Minutes Verifiers and Messrs
      Milan Vacha and Martin Hlavacek As Scrutineers       Management  For           Voted - For
3     The General Meeting Recalls Messrs Lubomir
      Vinduska, Antonin Botlik and Jiri Trupl from the
      Supervisory Board of the Company                     Management  For           Voted - For
4.1   The General Meeting Elects Mr. Martin Stefunko,
      Born on 23 June 1977, Residing at Snp 968/43, 92400
      Galanta, Slovakia, As A Member of the Supervisory
      Board                                                Management  For           Voted - Against
4.2   The General Meeting Elects Mr. Ladislav Bartonicek,
      Born on 27 May 1964, Residing at Vezenska 859/9,
      Stare Mesto, 110 00 Praha 1, As A Member of the
      Supervisory Board                                    Management  For           Voted - For
4.3   The General Meeting Elects Mr. Vladimir Mlynar,
      Born on 15 January 1966, Residing at Jindrova 911,
      Stodulky, 155 00 Praha 5, As A Member of the
      Supervisory Board                                    Management  For           Voted - For
5.1   Considering His Membership in the Supervisory
      Board, the General Meeting Approves Entering Into
      the Executive Service Agreement with Mr. Martin
      Stefunko, Born on 23 June 1977, Residing at Snp


1062




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    968/43, 92400 Galanta, Slovakia, As Submitted to
    the General Meeting                                 Management  For           Voted - For
5.2 Considering His Membership in the Supervisory
    Board, the General Meeting Approves Entering Into
    the Executive Service Agreement with Mr. Ladislav
    Bartonicek, Born on 27 May 1964, Residing at
    Vezenska 859/9, Stare Mesto, 110 00 Praha 1, As
    Submitted to the General Meeting                    Management  For           Voted - For
5.3 Considering His Membership in the Supervisory
    Board, the General Meeting Approves Entering Into
    the Executive Service Agreement with Mr. Vladimir
    Mlynar, Born on 15 January 1966, Residing at
    Jindrova 911, Stodulky, 155 00 Praha 5, As
    Submitted to the General Meeting                    Management  For           Voted - For
6.1 The General Meeting Elects Mr. Martin Stefunko,
    Born on 23 June 1977, Residing at Snp 968/43, 92400
    Galanta, Slovakia, As A Member of the Audit
    Committee                                           Management  For           Abstain
6.2 The General Meeting Elects Mr. Ondrej Chaloupecky,
    Born on 5 December 1972, Residing in Semily,
    Chuchelna 5, Postcode 513 01, As A Member of the
    Audit Committee                                     Management  For           Abstain
6.3 The General Meeting Elects Mr. Radek Neuzil, Born
    on 22 April 1970, Residing in Brno, Chmelnice
    2789/45, Postcode 628 00, As A Member of the Audit
    Committee                                           Management  For           Abstain
7.1 Considering His Membership in the Audit Committee,
    the General Meeting Approves Entering Into the
    Executive Service Agreement with Mr. Martin
    Stefunko, Born on 23 June 1977, Residing at Snp
    968/43, 92400 Galanta, Slovakia, As Submitted to
    the General Meeting                                 Management  For           Voted - For
7.2 Considering His Membership in the Supervisory
    Board, the General Meeting Approves Entering Into
    the Executive Service Agreement with Mr. Ondrej
    Chaloupecky, Born on 5 December 1972, Residing in
    Semily, Chuchelna 5, Postcode 513 01, As Submitted
    to the General Meeting                              Management  For           Voted - For
7.3 Considering His Membership in the Supervisory
    Board, the General Meeting Approves Entering Into
    the Executive Service Agreement with Mr. Radek
    Neuzil, Born on 22 April 1970, Residing in Brno,
    Chmelnice 2789/45, Postcode 628 00, As Submitted to
    the General Meeting                                 Management  For           Voted - For
8   The General Meeting Resolves on Amending the
    Articles of Association Consisting in Replacing the
    Current Wording (containing Fundamental Provisions
    and Art. 1 to 41) with Amended Wording (containing
    Fundamental Provision and Art. 1 to 46), As
    Submitted to the General Meeting                    Management  For           Voted - For
9   Conclusion                                          Management  For           Voted - For
Meeting Date: 19-May-14 Meeting Type: Ordinary General Meeting
1   Opening                                             Management  For           Voted - For


1063




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Approval of Rules of Procedure of the General
    Meeting, Election of the Chairman of the General
    Meeting, the Minutes Clerk, Minutes Verifier Or
    Verifiers and Person Or Persons to Count the Votes:
    the General Meeting Elects Petr Kasik As Chairman
    of the General Meeting, Zuzana Duskova As Minutes
    Clerk, Jakub Chytil and Eva Stockova As Minutes
    Verifiers and Messrs Milan Vacha and Martin
    Hlavacek As Scrutineers                             Management  For           Voted - For
3   Resolution on the Amendment to the Company's
    Articles of Association: Articles 1(1), 5(3), 8(1),
    35(2), 8(1), 14, 20, 34(1), 35(4), 35(5), 36,
    38(1)(g)                                            Management  For           Voted - For
4   Conclusion                                          Management  For           Voted - For
Meeting Date: 25-Jun-14    Meeting Type: Ordinary General Meeting
1   Opening                                             Management  For           Voted - For
2   Approval of Rules of Procedure of the General
    Meeting, Election of the Chairman of the General
    Meeting, the Minutes Clerk, the Minutes Verifier
    and Person Or Persons to Count the Votes            Management  For           Voted - For
3   The Board of Directors Report on Company
    Performance and the Status of Its Assets As A Part
    of the Company's 2013 Annual Report, the
    Summarizing Explanatory Report on Various Issues
    Dealt with in the Company's 2013 Annual Report,
    Conclusions of the 2013 Report on Relations         Management  For           Voted - For
4   Presentation of the Supervisory Boards Surveillance
    Activities, Incl. Information on the Report on
    Relations Review                                    Management  For           Voted - For
5   Approval of the Company's 2013 Financial Statements Management  For           Voted - For
6   Resolution on the Distribution of Company's Profit
    for 2013                                            Management  For           Voted - For
7   Appointment of an Auditor to Carry Out the
    Mandatory Audit of the Company in 2014 :kpmg Ceska
    Republika Audit, S.r.o                              Management  For           Voted - For
8   Conclusion                                          Management  For           Voted - For
    28 May 2014: Please Note That This is A Revision
    Due to Receipt of Auditor Nam-e. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless You-decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
TELEKOM MALAYSIA BHD
CUSIP: Y8578H118
Meeting Date: 08-May-14    Meeting Type: Annual General Meeting
1   To Declare A Final Single-tier Dividend of 16.3 Sen
    Per Ordinary Share in Respect of the Financial Year
    Ended 31 December 2013                              Management  For           Voted - For


1064




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Re-elect the Following Director, Who Retire
    Pursuant to Article 98(2) of the Company's Articles
    of Association: Datuk Seri Fateh Iskandar Tan Sri
    Dato' Mohamed Mansor                                 Management  For           Voted - Against
3   To Re-elect the Following Director, Who Retire
    Pursuant to Article 98(2) of the Company's Articles
    of Association: Gee Siew Yoong                       Management  For           Voted - For
4   To Re-elect the Following Director, Who Retire
    Pursuant to Article 103 of the Company's Articles
    of Association: Dato' Sri Dr Halim Shafie            Management  For           Voted - For
5   To Re-elect the Following Director, Who Retire
    Pursuant to Article 103 of the Company's Articles
    of Association: Tan Sri Dato' Sri Zamzamzairani
    Mohd Isa                                             Management  For           Voted - For
6   To Re-elect the Following Director, Who Retire
    Pursuant to Article 103 of the Company's Articles
    of Association: Davide Giacomo Benello @ David
    Benello                                              Management  For           Voted - For
7   To Re-appoint Dato' Danapalan T.p Vinggrasalam, Who
    Retires Pursuant to Section 129(2) of the Companies
    Act, 1965                                            Management  For           Voted - For
8   To Re-appoint Messrs PricewaterhouseCoopers (pwc),
    Having Consented to Act As Auditors of the Company
    for the Financial Year Ending 31 December 2014 and
    to Authorise the Directors to Fix Their Remuneration Management  For           Voted - For
9   Authority to Issue and Allot Shares Pursuant to
    Section 132d of the Companies Act, 1965(ca 1965)     Management  For           Voted - For
Meeting Date: 08-May-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Dividend Reinvestment Scheme That Provides
    the Shareholders of Tm ("shareholders") with the
    Option to Elect to Reinvest Their Cash Dividend
    Entitlements in New Ordinary Shares of Rm0.70 Each
    in Tm ("tm Shares") ("proposed Drs")                 Management  For           Voted - For
2   Proposed Drs Being Applicable to the Company's
    Final Single-tier Dividend of 16.3 Sen Per Tm Share
    That Was Announced on 27 February 2014("final
    Dividend") ("proposed Application")                  Management  For           Voted - For
3   Proposed Renewal of Shareholders' Mandate for
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature ("proposed Renewal of
    Shareholders' Mandate")                              Management  For           Voted - For
4   Proposed Additional Shareholders' Mandate for
    Recurrent Related Party Transactions of A Revenue
    Or Trading Nature ("proposed Additional
    Shareholders' Mandate")                              Management  For           Voted - For


1065

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
TELIASONERA AB, STOCKHOLM
CUSIP: W95890104
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    277961 Due to Change in Vo-ting Status of
    Resolution 21 and Addition of Comment. All Votes
    Received on Th-e Previous Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    This-meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
    Please Note That the Board Does Not Make Any
    Recommendation on Resolution Numb-er 21. Standing
    Instructions Have Been Removed for This Meeting.
    Thank You.                                          Non-Voting                Non-Voting
1   Election of Chair of the Meeting: Eva Hagg, Advokat Non-Voting                Non-Voting
2   Preparation and Approval of Voting Register         Non-Voting                Non-Voting
3   Adoption of Agenda                                  Non-Voting                Non-Voting
4   Election of Two Persons to Check the Minutes of the
    Meeting Together with The-chair                     Non-Voting                Non-Voting
5   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditor's
    Report, the Consolidated F-inancial Statements and
    the Auditor's Report on the Consolidated Financial
    Sta-tements for 2013. A Description by the Chair of
    the Board of Directors Marie E-hrling of the Work
    of the Board of Directors During 2013 and A Speech
    by Presi- Dent and Ceo Johan Dennelind in
    Connection Herewith                                 Non-Voting                Non-Voting
7   Resolution to Adopt the Income Statement, the
    Balance Sheet, the Consolidated Income Statement
    and the Consolidated Balance Sheet for 2013         Management  For           Voted - For
8   Resolution on Appropriation of the Company's Profit
    As Shown on the Adopted Balance Sheet and Setting
    of Record Date for the Dividend. the Board of


1066




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Directors Proposes That A Dividend of Sek 3.00 Per
     Share is Distributed to the Shareholders and That
     April 7, 2014 be Set As the Record Date for the
     Dividend. If the Annual General Meeting Resolves in
     Accordance with the Proposal, It is Estimated That
     Euroclear Sweden Ab Will Execute the Payment on
     April 10, 2014                                      Management  For           Voted - For
9    Resolution on Discharge of the Directors and the
     Ceo from Personal Liability Towards the Company for
     the Administration of the Company in 2013           Management  For           Voted - Against
10   Resolution on Number of Directors and Alternate
     Directors to be Elected at the Meeting: Until the
     End of the Annual General Meeting 2015, Eight
     Directors with No Alternate Directors               Management  For           Voted - For
11   Resolution on Remuneration Payable to the Directors Management  For           Voted - For
12   Election of Directors and Any Alternate Directors:
     Re-election of Marie Ehrling, Mats Jansson, Olli-
     Pekka Kallasvuo, Mikko Kosonen, Nina Linander,
     Martin Lorentzon, Per-arne Sandstrom and Kersti
     Strandqvist                                         Management  For           Voted - For
13   Election of Chair and Vice-chair of the Board of
     Directors: Re-election of Marie Ehrling As Chair
     and Olli-pekka Kallasvuo As Vice-chair              Management  For           Voted - For
14   Resolution on Number of Auditors and Deputy
     Auditors: Until the End of the Annual General
     Meeting 2015 There Will be One Auditor with No
     Deputy Auditors                                     Management  For           Voted - For
15   Resolution on Remuneration Payable to the Auditor   Management  For           Voted - For
16   Election of Auditor and Any Deputy Auditors :
     Election of the Audit Company Deloitte Ab           Management  For           Voted - For
17   Election of Nomination Committee and Resolution on
     Instruction for the Nomination Committee: Election
     of Magnus Skaninger (swedish State), Kari Jarvinen
     (solidium Oy), Jan Andersson (swedbank Robur
     Funds), Per Frennberg (alecta) and Marie Ehrling
     (chair of the Board of Directors)                   Management  For           Voted - For
18   Resolution on Principles for Remuneration to Group
     Management                                          Management  For           Voted - Against
19   Resolution Authorizing the Board of Directors to
     Acquire the Company's Own Shares                    Management  For           Voted - For
20.a Resolution on Implementation of A Long-term
     Incentive Program 2014/2017                         Management  For           Voted - For
20.b Resolution on Hedging Arrangements for the Program  Management  For           Voted - For
21   Resolution on Special Investigation                 Management  For           Voted - Against
TENAGA NASIONAL BHD, KUALA LUMPUR
CUSIP: Y85859109
Meeting Date: 19-Dec-13 Meeting Type: Annual General Meeting
1    To Approve the Declaration of A Final Single-tier
     Dividend of 15.0 Sen Per Ordinary Share for the
     Financial Year Ended 31 August 2013                 Management  For           Voted - For


1067




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Approve the Following Directors' Fees: Increase
    in Directors' Fees Amounting to Rm180,000.00 Per
    Annum for the Non-executive Chairman and
    Rm120,000.00 Per Annum for the Non-executive
    Director with Effect from 1 January 2013            Management  For           Voted - For
3   To Approve the Following Directors' Fees: Payment
    of Directors' Fees of Rm 1,900,000.00 for the
    Financial Year Ended 31 August 2013                 Management  For           Voted - For
4   To Re-elect the Following Director Who Retires in
    Accordance with Article 135 of the Company's
    Articles of Association: Datuk Nozirah Binti Bahari Management  For           Voted - For
5   To Re-elect the Following Director Who Retires in
    Accordance with Article 135 of the Company's
    Articles of Association: Datuk Chung Hon Cheong     Management  For           Voted - For
6   To Re-appoint the Following Director Who Retires in
    Accordance with Section 129(6) of the Companies
    Act, 1965 ("act") to Hold Office Until the
    Conclusion of the Next Annual General Meeting
    ("agm"): Tan Sri Leo Moggie                         Management  For           Voted - For
7   To Re-appoint the Following Director Who Retires in
    Accordance with Section 129(6) of the Companies
    Act, 1965 ("act") to Hold Office Until the
    Conclusion of the Next Annual General Meeting
    ("agm"): Tan Sri Dato' Seri Siti Norma Binti Yaakob Management  For           Voted - For
8   To Re-appoint Messrs PricewaterhouseCoopers, Having
    Consented to Act, As Auditors of the Company, to
    Hold Office Until the Conclusion of the Next Agm
    and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - Against
9   Proposed Continuation in Office As Independent
    Non-executive Director in Accordance with
    Recommendation 3.3 of the Malaysian Code on
    Corporate Governance 2012: Dato' Zainal Abidin Bin
    Putih                                               Management  For           Voted - For
10  Proposed Renewal of Authority for the Purchase by
    the Company of Its Own Shares                       Management  For           Voted - For
THAI BEVERAGE PUBLIC CO LTD, BANGKOK
CUSIP: Y8588A103
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
1   Adoption of the Minutes of the 2013 Annual General
    Meeting of Shareholders Which Was Held on April 25,
    2013                                                Management  For           Voted - For
2   Acknowledgement of the Business Operation for 2013
    and the Report of the Board of Directors            Management  For           Voted - For
3   Approval on the Financial Statements for the Year
    Ended December 31, 2013 Together with the Auditor
    Report                                              Management  For           Voted - For
4   Approval on the Dividend Payment and the
    Appropriation for Legal Reserve and the
    Determination of the Book Closure Date for Dividend


1068




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Payment: the Shareholders are Recommended to
    Approve the Declaration of Dividend Payment for the
    Operating Results of the Year 2014 for This Time at
    Baht 0.30 (thirty Satang) Per Share, the Total
    Amount to be Paid is Baht 7,533,007,500 (baht Seven
    Thousand Five Hundred Thirty- Three Million Seven
    Thousand and Five Hundred) to the Shareholders
    Whose Names are Appeared in the Share Registration
    of the Company on May 2, 2014 and There Will be No
    Additional Appropriation As the Company Legal
    Reserve Has Met the Requirement in Compliance with
    the Laws. in This Connection, the Company
    Determines to Pay Dividend on May 22, 2014          Management  For           Voted - For
5.1.1 Re-election of Those Directors Who are Due to
    Retire by Rotation: Mr. Puchchong Chandhanakij      Management  For           Voted - For
5.1.2 Re-election of Those Directors Who are Due to
    Retire by Rotation: Mr. Michael Lau Hwai Keong      Management  For           Voted - For
5.1.3 Re-election of Those Directors Who are Due to
    Retire by Rotation: Prof. Pornchai Matangkasombut   Management  For           Voted - For
5.1.4 Re-election of Those Directors Who are Due to
    Retire by Rotation: Dr. Sakthip Krairiksh           Management  For           Voted - For
5.1.5 Re-election of Those Directors Who are Due to
    Retire by Rotation: Gen. Dr. Choo-chat Kambhu Na
    Ayudhya                                             Management  For           Voted - For
5.1.6 Re-election of Those Directors Who are Due to
    Retire by Rotation: Mr. Vivat Tejapaibul            Management  For           Voted - For
5.1.7 Re-election of Those Directors Who are Due to
    Retire by Rotation: Mr. Thapana Sirivadhanabhakdi   Management  For           Voted - For
5.2 Amendment of the Director Authorities to Sign for
    and on Behalf of the Company                        Management  For           Voted - For
6   Approval on the Payment of Director Remuneration
    for the Period of April 2014 to March 2015          Management  For           Voted - For
7   Approval on the Appointment of the Auditor for the
    Financial Statements for the Year Ended December
    31, 2014 and Determination of the Remuneration: the
    Shareholders are Recommended to Approve the
    Appointment Of:- 1. Mr. Nirand Lilamethwat
    Certified Public Accountant No. 2316; Or 2. Ms.
    Nittaya Chetchotiros Certified Public Accountant
    No. 4439; Or 3. Ms. Orawan Sirirattanawong
    Certified Public Accountant No. 3757                Management  For           Voted - For
8   Approval on the D&o Insurance for Directors and
    Executives                                          Management  For           Voted - For
9   Approval on the Renewal of the Shareholders'
    Mandate for Interested Person Transactions
    (shareholders' Mandate)                             Management  For           Voted - For
10  Approval on the Purchase of Ordinary Shares of
    Chang International Co., Ltd. from Thai Beverage
    Marketing Co., Ltd. Which is A Wholly Owned
    Subsidiary of the Company                           Management  For           Voted - For
11  Other Business (if Any)                             Management  For           Voted - Against


1069

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
THAI OIL PUBLIC CO LTD, CHATUCHAK
CUSIP: Y8620B119
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    283042 Due to Change in Th-e Sequence of Director
    Names in Resolution 6. All Votes Received on the
    Previo-us Meeting Will be Disregarded and You Will
    Need to Reinstruct on This Meeting- Notice. Thank
    You.                                                Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   To Certify the Minutes of the 2013 Annual General
    Meeting of Shareholders Held on April 2, 2013       Management  For           Voted - For
2   To Acknowledge the Company's 2013 Operating Results
    and to Approve the Audited Financial Statements for
    the Year Ended December 31, 2013                    Management  For           Voted - For
3   To Approve the Dividend Payment for the Company's
    2013 Operating Results                              Management  For           Voted - For
4   To Approve the 2014 Remuneration for the Company's
    Directors                                           Management  For           Voted - Against
5   To Approve the 2014 Annual Appointment of Auditors
    and Determination of Their Remuneration             Management  For           Voted - Against
6A  To Approve the Appointment of New Director in
    Replacement of Those Who Complete Their Terms by
    Rotation in 2014: Mr. Veerasak Kositpaisal          Management  For           Voted - For
6B  To Approve the Appointment of New Director in
    Replacement of Those Who Complete Their Terms by
    Rotation in 2014: Mr. Thaworn Phanichaphan          Management  For           Voted - For
6C  To Approve the Appointment of New Director in
    Replacement of Those Who Complete Their Terms by
    Rotation in 2014: Mr. Tanawat Ampunant              Management  For           Voted - For
6D  To Approve the Appointment of New Director in
    Replacement of Those Who Complete Their Terms by
    Rotation in 2014: Mr. Yongyut Jantharotai           Management  For           Voted - For
6E  To Approve the Appointment of New Director in
    Replacement of Those Who Complete Their Terms by
    Rotation in 2014: Ms. Chanatip Weerasubpong         Management  For           Voted - For
7   To Consider and Approve the Issuance of Debentures  Management  For           Voted - For
8   Others (if Any)                                     Management  For           Voted - Against
THE SIAM COMMERCIAL BANK PUBLIC CO LTD
CUSIP: Y7905M113
Meeting Date: 03-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    285876 Due to Change in Th-e Voting Status of
    Resolution "1". All Votes Received on the Previous


1070




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Meeting-will be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Th- Ank You.     Non-Voting                Non-Voting
    In the Situation Where the Chairman of the Meeting
    Suddenly Change the Agenda-and/or Add New Agenda
    During the Meeting, We Will Vote That Agenda As
    Abstain.                                            Non-Voting                Non-Voting
1   To Acknowledge the Annual Report of the Board of
    Directors                                           Non-Voting                Non-Voting
2   To Consider and Approve the Financial Statements
    for the Year Ended 31 December 2013                 Management  For           Voted - For
3   To Consider and Approve the Allocation of Profit
    from the Banks Operational Results for the Year
    2013 and the Dividend Payment                       Management  For           Voted - For
4   To Consider and Approve the Directors Remuneration
    for the Year 2014 and the Directors Bonus Based on
    the Year 2013 Operational Results                   Management  For           Voted - Against
5.A To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Khunying Jada
    Wattanasiritham                                     Management  For           Voted - For
5.B To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Disnadda Diskul  Management  For           Voted - For
5.C To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Chirayu
    Isarangkun Na Ayuthaya                              Management  For           Voted - For
5.D To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Ekamol Kiriwat   Management  For           Voted - For
5.E To Consider and Elect the Directors in Replacement
    of Those Retiring by Rotation: Mr. Apisak
    Tantivorawong                                       Management  For           Voted - For
6   To Consider and Appoint the Auditors and Fix the
    Audit Fee                                           Management  For           Voted - For
7   To Consider and Approve the Sale of All Ordinary
    Shares in the Siam Commercial Samaggi Insurance
    Public Company Limited (scsmg) Held by the Bank to
    Ace Ina International Holdings, Limited and Its
    Affiliates (ace) Upon Fulfillment of the Conditions
    Precedent As Agreed                                 Management  For           Voted - For
8   To Consider and Approve the Delegation of Authority
    to the Executive Committee, Or the Chairman of the
    Executive Committee, Or the President to Have Power
    to Approve and Execute Any Actions Relating to
    And/or in Connection with the Shares Sale and
    Purchase Agreement, Including the Sale of All
    Ordinary Shares in Scsmg Held by the Bank to Ace    Management  For           Voted - For
9   To Consider and Approve the Amendment to Clause 4
    of the Banks Memorandum of Association in Order for
    It to be in Line with the Conversion of Preferred
    Shares Into Ordinary Shares in the Year 2013        Management  For           Voted - For


1071

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
TIGER BRANDS LTD, JOHANNESBURG
CUSIP: S84594142
Meeting Date: 11-Feb-14     Meeting Type: Annual General Meeting
O.221 To Re-elect Ac Parker                               Management  For           Voted - For
O.222 To Re-elect Mp Nyama                                Management  For           Voted - For
O.223 To Re-elect M Makanjee                              Management  For           Voted - For
O.224 To Re-elect Rd Nisbet                               Management  For           Voted - For
O.2.3To Consider and Endorse, by Way of Non-binding
      Advisory Vote, the Company's Remuneration Policy    Management  For           Voted - For
O.241 To Re-elect Rwm Dunne As Member of the Audit
      Committee                                           Management  For           Voted - For
O.242 To Re-elect Kdk Mokhele Member of the Audit
      Committee                                           Management  For           Voted - Against
O.243 To Re-elect Rd Nisbet Member of the Audit Committee Management  For           Voted - For
O.2.5To Re-appoint Ernst & Young Inc. As Auditors of the
      Company                                             Management  For           Voted - For
O.2.6General Authority to Implement Resolutions           Management  For           Voted - For
S.131 To Approve the Authority to Provide Financial
      Assistance for Subscription of Shares. the
      Authority Granted Under This Special Resolution
      Number 1 is Limited to Financial Assistance to A
      Maximum Per Transaction of R500 Million and an
      Aggregate Maximum Value of R2.5 Billion (being
      Approximately 5% of the Market Capitalisation of
      the Company As at 28 January 2014) for Any Such
      Transactions in Any One Year During Which This
      Authority is Granted                                Management  For           Voted - For
S.132 To Approve the Authority to Provide Financial
      Assistance to Related and Inter-related Parties.
      the Authority Granted Under This Special Resolution
      Number 1 is Limited to Financial Assistance to A
      Maximum Per Transaction of R500 Million and an
      Aggregate Maximum Value of R2.5 Billion (being
      Approximately 5% of the Market Capitalisation of
      the Company As at 28 January 2014) for Any Such
      Transactions in Any One Year During Which This
      Authority is Granted                                Management  For           Voted - For
S.233 To Approve the Remuneration Payable to Non-
      Executive Directors, Including the Chairman and
      Deputy Chairman                                     Management  For           Voted - For
S.334 To Approve the Remuneration Payable to Non-
      Executive Directors Who Participate in the
      Subcommittees of the Board                          Management  For           Voted - For
S.435 To Increase the Fees Payable to Non-executive
      Directors Who Attend Unscheduled Meetings of the
      Board and Who Undertake Additional Work             Management  For           Voted - For
S.536 To Approve the Acquisition by the Company And/or
      Its Subsidiaries of Shares in the Company           Management  For           Voted - For
      04 Feb 2014: Please Note That This is A Revision
      Due to Modification in Text O- F Resolution S.334
      and Addition of Text to Resolutions S.131 and


1072




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    S.132. If Yo-u Have Already Sent in Your Votes,
    Please Do Not Return This Proxy Form Unless-you
    Decide to Amend Your Original Instructions. Thank
    You.                                                Non-Voting                Non-Voting
TUPRAS-TURKIYE PETROL RAFINELERI AS, KOCAELI
CUSIP: M8966X108
Meeting Date: 31-Mar-14    Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of Chairmanship Council of the
    General Assembly                                    Management  For           Voted - For
2   Reading, Deliberation and Approval for the Board of
    Directors Activities Report for the Year 2013       Management  For           Voted - For
3   Reading of the Independent Auditors Report for the
    Year 2013                                           Management  For           Voted - For
4   Reading, Deliberation and Approval for the
    Financial Statements for the Year 2013              Management  For           Voted - For
5   Absolving the Members of the Board of Directors
    with Respect to Their Activities for the Year 2013  Management  For           Voted - For
6   Approval of the Profit Distribution Policy for the
    Year 2013 and the Following Years                   Management  For           Voted - For
7   Acceptance, Acceptance Through Modification Or
    Rejection of Proposal by Board of Directors
    Concerning the Profit Distribution for the Year of
    2013                                                Management  For           Voted - For
8   Determination of Number of Board of Directors,
    Their Duty Period and Independent Board of
    Directors and Election According to the Number of
    Board of Directors                                  Management  For           Voted - For
9   Providing Information About the Wage Policy for
    Members of Board of Directors and Senior Executives
    Adherence to Corporate Governance Principles        Management  For           Voted - For
10  Determination of the Monthly Gross Remuneration of
    the Board of Directors                              Management  For           Voted - For
11  Approval of the Independent Audit Firm Selection
    Made by the Board of Directors in Accordance to
    Capital Market Legislation Issued by the Capital
    Markets Board                                       Management  For           Voted - For


1073




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  Providing Information About the Transactions
    Between Concerned Parties During the Year 2013 to
    the Shareholders                                     Management  For           Voted - For
13  Providing Information to the Shareholders About
    Donations and Contributions Which are Executed to
    Trust and Associations for the Social Welfare
    Purposes in 2013, Determination the Upper Limit for
    the Year 2014 and Approval of the Donations and
    Contributions Policy of the Company                  Management  For           Voted - For
14  Providing Information to the Shareholders About the
    Assurances, Mortgages and Depositions Given to the
    Third Parties During the Year 2013                   Management  For           Voted - For
15  Submitting the Processes Eligibilities of the
    Shareholders Who Hold the Administrative Rule of
    the Company, Board of Directors, Senior Managers
    and Their Close Relatives, Wives and Second Level
    Relatives to the General Assembly's Approval As Per
    the 395th and the 396th Articles of the Turkish
    Commercial Code, Resolving to Authorize the Members
    of the Board of Directors to Conduct Business in
    Their Own Names and in the Name of Others, and to
    Conduct the Operations, Which Fall Within the Scope
    of our Company, in Representation of Other
    Companies and Presentation of Information to the
    General Assembly About These Processes               Management  For           Voted - Against
16  Wishes and Hopes                                     Management  For           Voted - For
TURK HAVA YOLLARI AO, ISTANBUL
CUSIP: M8926R100
Meeting Date: 27-Mar-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                           Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                      Non-Voting                Non-Voting
1   Opening Statement and Appointment of the Board of
    Assembly                                             Management  For           Voted - For
2   Review of the Independent Audit Report of the
    Fiscal Year 2013                                     Management  For           Voted - For
3   Review, Discussion and Approval of the Financial
    Results Relating to Fiscal Year 2013                 Management  For           Voted - For
4   Review, Discussion and Approval of the Board of
    Directors Annual Report Relating to Fiscal Year 2013 Management  For           Voted - For
5   Release of the Board of Directors on Financial and
    Operational Activities Relating to Fiscal Year 2013  Management  For           Voted - For


1074




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Submitting the Board of Directors Proposal for
    Profit Distribution for the Fiscal Year 2013, to
    the Approval of the General Assembly                Management  For           Voted - Against
7   Determining the Wages of the Members of the Board
    of Directors                                        Management  For           Abstain
8   Pursuant to the Article 399-400 of the Turkish
    Commercial Code, Election of the Auditor and Group
    Auditor                                             Management  For           Voted - For
9   Informing the Shareholder's Regarding the
    Collateral, Pledge, Mortgage, Revenue and Benefits
    Given in Favor of Third Parties As Per Article 12
    of Corporate Governance Communique II-17.1 of the
    Capital Markets Board                               Management  For           Voted - For
10  Informing the Shareholder's Regarding the Donations
    Made Within the Fiscal Year 2013 and Determination
    of A Upper Limit for Donations to be Made in 2014   Management  For           Voted - For
11  Recommendations and Closing Statements              Management  For           Voted - For
TURK TELEKOMUNIKASYON
CUSIP: M9T40N131
Meeting Date: 31-Mar-14   Meeting Type: Ordinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    290730 Due to Change in Th-e Voting Status of
    Resolutions "3, 4, 5, 16, 18 to 24 and 28". All
    Votes Recei-ved on the Previous Meeting Will be
    Disregarded and You Will Need to Reinstruc-t on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would Elimi- Nate the Need for the Individual
    Beneficial Owner Poa. in the Absence of
    This-arrangement, an Individual Beneficial Owner
    Poa May be Required. If You Have A-ny Questions
    Please Contact Your Client Service Representative.
    Thank You.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by the Benefici-al Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Committee  Management  For           Voted - For
2   Authorizing the Chairmanship Committee to Sign the
    Minutes of the General Assembly Meeting, and the
    List of Attendees                                   Management  For           Voted - For
3   Reading the Board of Directors Annual Report for
    the Year 2013                                       Non-Voting                Non-Voting
4   Reading the Statutory Board of Auditors Annual
    Report for the Year 2013                            Non-Voting                Non-Voting
5   Reading the Summary Reports of the Independent
    Audit Company for the Year 2013                     Non-Voting                Non-Voting
6   Reading, Discussing and Approving the Balance Sheet
    and Profit/loss Accounts for the Year 2013          Management  For           Voted - For


1075




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Releasing the Board of Directors Members for
    Operations and Transactions of our Company During
    2013                                                Management  For           Voted - For
8   Releasing the Independent Auditor for Operations
    and Transactions of our Company During 2013         Management  For           Voted - For
9   Temporary Appointments Made to the Board of
    Directors to the Positions Became Vacant Because of
    the Resignations Shall be Submitted to the Approval
    of the General Assembly Pursuant to Article 363 of
    the Turkish Commercial Code and Under the Same
    Conditions in Order to be Valid As of the
    Appointment Date; and the Membership of the Elected
    Members Shall be Approved As of the Appointment
    Date for the Remaining Office of the Board of
    Directors                                           Management  For           Abstain
10  Temporary Appointments Made to the Board of
    Auditors to the Positions Became Vacant Because of
    the Resignations Shall be Submitted to the Approval
    of the General Assembly Pursuant to Article 16 of
    the Articles of Associations and Under the Same
    Conditions in Order to be Valid As of the
    Appointment Date; and the Membership of the Elected
    Members Shall be Approved As of the Appointment
    Date for the Remaining Office of the Board of
    Auditors                                            Management  For           Voted - For
11  Defining the Salaries of the Board of Directors
    Members                                             Management  For           Voted - For
12  Defining the Salaries of the Board of Auditors      Management  For           Abstain
13  Discussing and Resolving on the Proposal of the
    Board of Directors About Distribution of the Profit
    Generated in 2013: It is Decided to Distribute 20%
    of Tl 1,341,728,709.37 (first Dividend Base), Tl
    268,345,741.87 As Cash First Dividend. the Second
    Legal Reserve of Tl 102,549,503 Shall be Set Aside
    and the Remaining Tl 932,149,288.08 Shall be
    Distributed As Cash Second Dividend                 Management  For           Voted - For
14  Resolving on the Independent Auditing Agreement to
    be Signed for the Purpose of Auditing our Company's
    Operations and Accounts for the Year 2014, As Per
    Article 26 of the Independence Auditing Regulation
    Published by the Public Oversight, Accounting and
    Auditing Standards Authority, Article 399 of
    Turkish Commercial Code and Article 17/a of the
    Articles of Association of our Company              Management  For           Voted - For
15  Submitting Donations and Aids Policy to the
    Approval of the General Assembly Pursuant to
    Corporate Governance Principles                     Management  For           Voted - For
16  Informing the General Assembly About the Donations
    and Aids Made in 2013                               Non-Voting                Non-Voting
17  Submitting the Dividend Distribution Policy Which
    Has Been Prepared Pursuant to the Amendment Made in
    the Dividend Distribution Communique to the
    Approval of the General Assembly                    Management  For           Voted - For
18  Reading the Written Explanations of the Independent
    Audit Company About the Co- Mpliance of the


1076




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Financial Statements and Other Reports with the
    Standards, The-accuracy and Precision of the
    Information, and That the Independence of the
    A-udit Company Or Its Subsidiaries is Not Affected
    in Any Way in Relation to The-services Delivered to
    our Company Or Its Subsidiaries, Under the
    Corporate Go-vernance Principles                     Non-Voting                Non-Voting
19  Informing the General Assembly About Transactions
    Made During 2013 with Relate-d Parties and Their
    Valuations As Per Articles 9 and 10 of the
    Communique No.-ii-17.1 of the Capital Markets Board  Non-Voting                Non-Voting
20  Informing the General Assembly About the
    Guarantees, Pledges and Mortgages Giv-en by our
    Company in 2013 in Favor of Third Parties, and
    About Revenues Or Int-erests Generated               Non-Voting                Non-Voting
21  Informing the Shareholders Regarding the
    "information Policy" Prepared Pursuan-t to Special
    Situations Communique                                Non-Voting                Non-Voting
22  Informing the Shareholders Regarding the
    "remuneration Policy" Determined For-the Board of
    Directors Members and the Senior Executives in
    Accordance with Th-e Corporate Governance Principles Non-Voting                Non-Voting
23  Informing the General Assembly of the Transactions
    of the Controlling Sharehol-ders, the Board of
    Directors Members, the Executives Who are Under
    Administrat-ive Liability, Their Spouses and Their
    Relatives by Blood and Marriage Up to T- He Second
    Degree That are Performed Within the Year 2013
    Relating to Make A Ma-terial Transaction Which May
    Cause Conflict of Interest for the Company Or
    Com-pany's Subsidiaries And/or to Carry Out Works
    Within Or Out of the Scope of Th-e Company's
    Operations on Their Own Behalf Or on Behalf of
    Others Or to be A U-nlimited Partner to the
    Companies Operating in the Same Kind of Fields of
    Acti-vity in Accordance with the Communique of the
    Capital Markets Board No: II- 17.-1                  Non-Voting                Non-Voting
24  Informing the General Assembly of the Changes That
    Have Material Impact on The-management and the
    Activities of our Company and Its Subsidiaries and
    That We-re Realized Within the Previous Fiscal Year
    Or Being Planned for the Following-fiscal Year and
    of the Reasons of Such Changes, Pursuant to the
    Corporate Gov-ernance Principles                     Non-Voting                Non-Voting
25  Discussing and Voting for Authorizing the Board of
    Directors Or Person(s) Designated by the Board of
    Directors for Company Acquisitions to be Made by
    our Company Or Its Subsidiaries Until the Next
    Ordinary General Assembly Meeting Up to 300 Million
    Euro Which Will be Separately Valid for Each
    Acquisition                                          Management  For           Voted - For
26  Discussing and Voting for Authorizing the Board of
    Directors to Establish Special Purpose Vehicle(s)
    When Required for Above Mentioned Acquisitions       Management  For           Voted - For


1077




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
27  Resolving on Giving Permission to the Board of
    Directors Members to Carry Out Works Within Or Out
    of the Scope of the Company's Operations on Their
    Own Behalf Or on Behalf of Others Or to be A
    Partner to Companies Who Does Such Works, and to
    Carry Out Other Transactions, As Per Article 395
    and 396 of Turkish Commercial Code                  Management  For           Voted - Against
28  Comments and Closing                                Non-Voting                Non-Voting
Meeting Date: 27-May-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Committee  Management  For           Voted - For
2   Authorizing the Chairmanship Committee to Sign the
    Minutes of the General Assembly Meeting, and the
    List of Attendees                                   Management  For           Voted - For
3   Reading the Board of Directors Annual Report for
    the Year 2013                                       Management  For           Voted - For
4   Reading the Statutory Board of Auditors Annual
    Report for the Year 2013                            Management  For           Voted - For
5   Reading the Summary Reports of the Independent
    Audit Company for the Year 2013                     Management  For           Voted - For
6   Reading, Discussing and Approving the Balance Sheet
    and Profit/loss Accounts for the Year 2013          Management  For           Voted - For
7   Releasing the Board of Directors Members for
    Operations and Transactions of our Company During
    2013                                                Management  For           Voted - For
8   Temporary Appointments Made to the Board of
    Directors to the Positions Became Vacant Because of
    the Resignations Shall be Submitted to the Approval
    of the General Assembly Pursuant to Article 363 of
    the Turkish Commercial Code and Under the Same
    Conditions in Order to be Valid As of the
    Appointment Date; and the Membership of the Elected
    Members Shall be Approved As of the Appointment
    Date for the Remaining Office of the Board of
    Directors                                           Management  For           Abstain
9   Temporary Appointments Made to the Board of
    Auditors to the Positions Became Vacant Because of
    the Resignations Shall be Submitted to the Approval
    of the General Assembly Pursuant to Article 16 of
    the Articles of Associations and Under the Same
    Conditions in Order to be Valid As of the


1078




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Appointment Date; and the Membership of the Elected
    Members Shall be Approved As of the Appointment
    Date for the Remaining Office of the Board of
    Auditors                                            Management  For           Voted - For
10  Defining the Salaries of the Board of Directors
    Members                                             Management  For           Voted - For
11  Defining the Salaries of the Board of Auditors      Management  For           Abstain
12  Discussing and Resolving on the Proposal of the
    Board of Directors About Distribution of the Profit
    Generated in 2013                                   Management  For           Voted - For
13  Submitting the Independent Auditing Agreement
    Signed with Akis Bagimsiz Denetim Ve Serbest
    Muhasebeci Mali Musavirlik A.s. (kpmg Turkey) for
    the Purpose of Auditing our Company's Operations
    and Accounts for the Year 2014, As Per Article 26
    of the Independence Auditing Regulation Published
    by the Public Oversight, Accounting and Auditing
    Standards Authority, Article 399 of Turkish
    Commercial Code and Article 17/a of the Articles of
    Association of our Company, to the Approval of the
    General Assembly                                    Management  For           Voted - For
14  Submitting Donations and Aids Policy to the
    Approval of the General Assembly Pursuant to
    Corporate Governance Principles                     Management  For           Voted - For
15  Informing the General Assembly About the Donations
    and Aids Made in 2013                               Management  For           Voted - For
16  Submitting the Dividend Distribution Policy Which
    Has Been Prepared Pursuant to the Amendment Made in
    the Dividend Distribution Communique to the
    Approval of the General Assembly                    Management  For           Voted - For
17  Reading the Written Explanations of the Independent
    Audit Company About the Compliance of the Financial
    Statements and Other Reports with the Standards,
    the Accuracy and Precision of the Information, and
    That the Independence of the Audit Company Or Its
    Subsidiaries is Not Affected in Any Way in Relation
    to the Services Delivered to our Company Or Its
    Subsidiaries, Under the Corporate Governance
    Principles                                          Management  For           Voted - For
18  Informing the General Assembly About the Valuation
    of the Transactions Made During 2013 with Related
    Parties As Per Articles 9 and 10 of the Communique
    No. II-17.1 of the Capital Markets Board            Management  For           Voted - For
19  Informing the General Assembly About the
    Guarantees, Pledges and Mortgages Given by our
    Company in 2013 in Favor of Third Parties, and
    About Revenues Or Interests Generated               Management  For           Voted - For
20  Informing the Shareholders Regarding the
    "disclosure Policy" Prepared Pursuant to Special
    Situations Communique                               Management  For           Voted - For
21  Informing the Shareholders Regarding the
    "remuneration Policy" Determined for the Board of
    Directors Members and the Senior Executives in
    Accordance with the Corporate Governance Principles Management  For           Voted - For


1079




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
22  Informing the General Assembly of the Transactions
    of the Controlling Shareholders, the Board of
    Directors Members, the Executives Who are Under
    Administrative Liability, Their Spouses and Their
    Relatives by Blood and Marriage Up to the Second
    Degree That are Performed Within the Year 2013
    Relating to Make A Material Transaction Which May
    Cause Conflict of Interest for the Company Or
    Company's Subsidiaries And/or to Carry Out Works
    Within Or Out of the Scope of the Company's
    Operations on Their Own Behalf Or on Behalf of
    Others Or to be A Unlimited Partner to the
    Companies Operating in the Same Kind of Fields of
    Activity in Accordance with the Communique of the
    Capital Markets Board No: II-17.1                   Management  For           Voted - For
23  Informing the General Assembly of the Changes That
    Have Material Impact on the Management and the
    Activities of our Company and Its Subsidiaries and
    That Were Realized Within the Previous Fiscal Year
    Or Being Planned for the Following Fiscal Year and
    of the Reasons of Such Changes, Pursuant to the
    Corporate Governance Principles                     Management  For           Voted - For
24  Discussing and Voting for Authorizing the Board of
    Directors Or Person(s) Designated by the Board of
    Directors for Company Acquisitions to be Made by
    our Company Or Its Subsidiaries Until the Next
    Ordinary General Assembly Meeting Up to 300 Million
    Euro Which Will be Separately Valid for Each
    Acquisition                                         Management  For           Voted - For
25  Discussing and Voting for Authorizing the Board of
    Directors to Establish Special Purpose Vehicle(s)
    When Required for Above Mentioned Acquisitions      Management  For           Voted - For
26  Resolving on Giving Permission to the Board of
    Directors Members to Carry Out Works Within Or Out
    of the Scope of the Company's Operations on Their
    Own Behalf Or on Behalf of Others Or to be A
    Partner to Companies Who Does Such Works, and to
    Carry Out Other Transactions, As Per Article 395
    and 396 of Turkish Commercial Code                  Management  For           Voted - Against
27  Comments and Closing                                Management  For           Voted - For
TURKCELL ILETISIM HIZMETLERI A.S., ISTANBUL
CUSIP: M8903B102
Meeting Date: 29-May-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please


1080




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Presidency Board        Management  For           Voted - For
2   Authorizing the Presidency Board to Sign the
    Minutes of the Meeting                              Management  For           Voted - For
3   Reading the Annual Reports of the Board of
    Directors Relating to Fiscal Year of 2010           Management  For           Voted - For
4   Reading the Statutory Auditors Report Relating to
    Fiscal Year of 2010                                 Management  For           Voted - For
5   Reading the Summary of the Independent Audit Firm S
    Report Relating to Fiscal Year 2010                 Management  For           Voted - For
6   Review, Discussion and Approval of the Balance
    Sheets and Profits Loss Statements Relating to
    Fiscal Year of 2010                                 Management  For           Voted - For
7   Discussion of and Decision on the Distribution of
    Dividend for the Year 2010 and Determination of the
    Dividend Distribution Date                          Management  For           Voted - For
8   Release of the Board Member, Colin J. Williams,
    from Activities and Operations of the Company in
    the Year 2010                                       Management  For           Voted - For
9   Release of the Statutory Auditors Individually from
    Activities and Operations of the Company Pertaining
    to the Years 2010                                   Management  For           Voted - For
10  Reading the Annual Reports of the Board of
    Directors Relating to Fiscal Year of 2011           Management  For           Voted - For
11  Reading the Statutory Auditors Report Relating to
    Fiscal Year of 2011                                 Management  For           Voted - For
12  Reading the Summary of the Independent Audit Firm S
    Report Relating to Fiscal Year of 2011              Management  For           Voted - For
13  Review, Discussion and Approval of the Balance
    Sheets and Profits Loss Statements Relating to
    Fiscal Year of 2011                                 Management  For           Voted - For
14  Discussion of and Decision on the Distribution of
    Dividend for the Year 2011 and Determination of the
    Dividend Distribution Date                          Management  For           Abstain
15  Release of the Board Members Individually from the
    Activities and Operations of the Company Pertaining
    to the Year of 2011                                 Management  For           Voted - For
16  Release of the Statutory Auditors Individually from
    Activities and Operations of the Company Pertaining
    to the Year of 2011                                 Management  For           Voted - For
17  Reading the Annual Reports of the Board of
    Directors Relating to Fiscal Year of 2012           Management  For           Voted - For
18  Reading the Statutory Auditors Report Relating to
    Fiscal Year of 2012                                 Management  For           Voted - For
19  Discussion of and Approval of the Election of the
    Independent Audit Firm Appointed by the Board of
    Directors Pursuant to the Capital Markets
    Legislation for Auditing of the Accounts and
    Financials of the Year 2012                         Management  For           Voted - For


1081




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
20  Reading the Summary of the Independent Audit Firm S
    Report Relating to Fiscal Year of 2012              Management  For           Voted - For
21  Review, Discussion and Approval of the Balance
    Sheets and Profits Loss Statements Relating to
    Fiscal Year of 2012                                 Management  For           Voted - For
22  Discussion of and Decision on the Distribution of
    Dividend for the Year 2012 and Determination of the
    Dividend Distribution Date                          Management  For           Abstain
23  Informing the General Assembly on the Donation and
    Contributions Made in the Years 2011 and 2012.
    Discussion of and Decision on Board of Directors
    Proposal Concerning Determination of Donation Limit
    to be Made in the Year 2013                         Management  For           Voted - For
24  Release of the Board Members Individually from the
    Activities and Operations of the Company Pertaining
    to the Year of 2012                                 Management  For           Voted - For
25  Release of the Statutory Auditors Individually from
    Activities and Operations of the Company Pertaining
    to the Year of 2012                                 Management  For           Voted - For
26  Reading the Annual Reports of the Board of
    Directors Relating to Fiscal Year of 2013           Management  For           Voted - For
27  Discussion of and Approval of the Election of the
    Independent Audit Firm Appointed by the Board of
    Directors Pursuant to Tcc and the Capital Markets
    Legislation for Auditing of the Accounts and
    Financials of the Year 2013                         Management  For           Voted - For
28  Reading the Summary of the Independent Audit Firm S
    Report Relating to Fiscal Year of 2013              Management  For           Voted - For
29  Review, Discussion and Approval of the Tcc and Cmb
    Balance Sheets and Profits Loss Statements Relating
    to Fiscal Year of 2013                              Management  For           Voted - For
30  Discussion of and Decision on the Distribution of
    Dividend for the Year 2013 and Determination of the
    Dividend Distribution Date                          Management  For           Voted - For
31  Release of the Board Members Individually from the
    Activities and Operations of the Company Pertaining
    to the Year of 2013                                 Management  For           Voted - For
32  Subject to the Approval of the Ministry of Customs
    and Trade and Capital Markets Board. Discussion of
    and Voting on the Amendment of Articles 3, 4, 6, 7,
    8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 21,
    24, 25 and 26 of the Articles of Association of the
    Company                                             Management  For           Voted - For
33  In Accordance with Article 363 of Tcc, Submittal
    and Approval of the Board Members Elected by the
    Board of Directors Due to Vacancies in the Board
    Occurred in the Year 2012                           Management  For           Abstain
34  Election of New Board Members in Accordance with
    Related Legislation and Determination of the Newly
    Elected Board Members Term of Office                Management  For           Abstain
35  Determination of the Fees of the Members of the
    Board of Directors                                  Management  For           Voted - For
36  Discussion of and Approval of the Election of the
    Independent Audit Firm Appointed by the Board of


1082




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Directors Pursuant to Tcc and the Capital Markets
    Legislation for Auditing of the Accounts and
    Financials of the Year 2014                         Management  For           Voted - For
37  Discussion of and Approval of Internal Guide on
    General Assembly Rules of Procedures Prepared by
    the Board of Directors                              Management  For           Voted - For
38  Decision Permitting the Board Members To, Directly
    Or on Behalf of Others, be Active in Areas Falling
    Within Or Outside the Scope of the Company S
    Operations and to Participate in Companies
    Operating in the Same Business and to Perform Other
    Acts in Compliance with Articles 395 and 396 of the
    Turkish Commercial Code                             Management  For           Voted - Against
39  Informing the Shareholders on Rule No. 1.3.6 of
    Corporate Governance Principles                     Management  For           Voted - For
40  Discussion of and Approval of Dividend Policy of
    Company Pursuant to the Corporate Governance
    Principles                                          Management  For           Voted - For
41  Informing the General Assembly on the Compensation
    Rules Determined for the Board of Directors and the
    Senior Management, Pursuant to the Corporate
    Governance Principles                               Management  For           Voted - For
42  Informing the General Assembly on the Donation and
    Contributions Made in the Years 2013. Discussion of
    and Decision on Board of Directors Proposal
    Concerning Determination of Donation Limit to be
    Made in the Year 2014                               Management  For           Voted - For
43  Informing the Shareholders Regarding the
    Guarantees, Pledges and Mortgages Provided by the
    Company to Third Parties Or the Derived Income
    Thereof, in Accordance with the Capital Markets
    Board Regulations                                   Management  For           Voted - For
44  Informing the General Assembly Regarding the
    Related Party Transactions, on an Annual Basis      Management  For           Voted - For
45  Closing                                             Management  For           Voted - For
TURKIYE GARANTI BANKASI A.S., ISTANBUL
CUSIP: M4752S106
Meeting Date: 03-Apr-14    Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting


1083




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Opening, Formation and Authorization of the Board
    of Presidency for Signing the Minutes of the
    Ordinary General Meeting of Shareholders            Management  For           Voted - For
2   Reading and Discussion of the Board of Directors
    Annual Activity Report                              Management  For           Voted - For
3   Reading and Discussion of the Auditors Reports      Management  For           Voted - For
4   Reading, Discussion and Ratification of the
    Financial Statements                                Management  For           Voted - For
5   Release of the Board Members                        Management  For           Voted - For
6   Release of the Auditors Who Were Appointed
    According to Old Turkish Commercial Code No. 6762
    for Their Duties Between 01.01.2013.30.04.2013      Management  For           Voted - For
7   Determination of Profit Usage and the Amount of
    Profit to be Distributed According to the Board of
    Directors Proposal                                  Management  For           Voted - For
8   Determination of the Remuneration of the Board
    Members                                             Management  For           Voted - For
9   Election of the Auditor in Accordance with Article
    399 of Turkish Commercial Code                      Management  For           Voted - For
10  Informing the Shareholders About Remuneration
    Principles of the Board Members and Directors
    Having the Administrative Responsibility in
    Accordance with the Corporate Governance Principle
    No. 4.6.2 Promulgated by Capital Markets Board      Management  For           Voted - For
11  Informing the Shareholders with Regard to
    Charitable Donations Realized in 2013, and
    Determination of an Upper Limit for the Charitable
    Donations to be Made in 2014 in Accordance with the
    Banking Legislation and Capital Markets Board
    Regulations                                         Management  For           Voted - For
12  Authorization of the Board Members to Conduct
    Business with the Bank in Accordance with Articles
    395 and 396 of the Turkish Commercial Code, Without
    Prejudice to the Provisions of the Banking Law      Management  For           Voted - Against
TURKIYE IS BANKASI AS
CUSIP: M8933F115
Meeting Date: 28-Mar-14  Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening and Election of the Chairmanship Council    Management  For           Voted - For


1084




                          GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Reading and Deliberation of Annual Report and
    Independent Auditor Report for the Year of 2013     Management  For           Voted - For
3   Approval of Balance Sheet, Profit and Loss
    Statement for the Year of 2013                      Management  For           Voted - For
4   Absolving the Members of the Board of Directors
    with Respect to Their Activities                    Management  For           Voted - For
5   Decision on Profit Distribution, Dividend
    Distribution Method and Distribution Date           Management  For           Voted - For
6   Election of Board Members                           Management  For           Abstain
7   Determination on Remuneration of Board Members      Management  For           Voted - For
8   Election of Auditors                                Management  For           Voted - For
9   Granting Permission to the Members of Board of
    Directors to Conduct Their Activities with the Bank
    Adherence to the Articles 395 and 396 of the
    Turkish Commercial Code                             Management  For           Voted - Against
10  Providing Information to Shareholders Based on
    Corporate Governance Communique II-17.1 of the
    Capital Markets Board                               Management  For           Voted - For
11  Providing Information About the Donations Made
    During the Year 2013                                Management  For           Voted - For
TURQUOISE HILL RESOURCES LTD, VANCOUVER BC
CUSIP: 900435108
Meeting Date: 08-May-14   Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.7 and 2". Thank You.              Non-Voting                Non-Voting
1.1 The Nominee Proposed by Management of the
    Corporation Are: Rowena Albones                     Management  For           Voted - For
1.2 The Nominee Proposed by Management of the
    Corporation Are: Jill Gardiner                      Management  For           Voted - For
1.3 The Nominee Proposed by Management of the
    Corporation Are: R. Peter Gillin                    Management  For           Voted - For
1.4 The Nominee Proposed by Management of the
    Corporation Are: David Klingner                     Management  For           Voted - For
1.5 The Nominee Proposed by Management of the
    Corporation Are: Kay Priestly                       Management  For           Voted - For
1.6 The Nominee Proposed by Management of the
    Corporation Are: Russel C. Robertson                Management  For           Voted - For
1.7 The Nominee Proposed by Management of the
    Corporation Are: Jeffery D. Tygesen                 Management  For           Voted - For
2   To Appoint PricewaterhouseCoopers LLP, Chartered
    Accountants, As Auditors of the Corporation at A
    Remuneration to be Fixed by the Board of Directors  Management  For           Voted - For
3   To Transact Any Other Business As May Properly Come
    Before the Meeting Or at Any Adjournment Or
    Postponement Thereof                                Management  For           Voted - Against


1085

GLOBAL X NEXT EMERGING & FRONTIER ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
UMW HOLDINGS BHD
CUSIP: Y90510101
Meeting Date: 19-Jun-14 Meeting Type: Annual General Meeting
1   To Re-elect the Following Director Who is Retiring
    in Accordance with Article 109 of the Company's
    Articles of Association: Rohaya Binti Mohammad Yusof Management  For           Voted - For
2   To Re-elect the Following Director Who is Retiring
    in Accordance with Article 109 of the Company's
    Articles of Association: Tan Sri Hasmah Binti
    Abdullah                                             Management  For           Voted - For
3   To Re-elect the Following Director Who is Retiring
    in Accordance with Article 123 of the Company's
    Articles of Association: Dr. Leong Chik Weng         Management  For           Voted - For
4   To Re-elect the Following Director Who is Retiring
    in Accordance with Article 123 of the Company's
    Articles of Association: Dato' Mohd. Nizam Bin
    Zainordin                                            Management  For           Voted - For
5   To Approve Directors' Fees of Rm908,340 for the
    Year Ended 31 December 2013                          Management  For           Voted - For
6   To Re-appoint Messrs. Ernst & Young As Auditors for
    the Ensuing Financial Year and to Authorise the
    Directors to Fix Their Remuneration                  Management  For           Voted - Against
7   That Tan Sri Asmat Bin Kamaludin be Re-appointed As
    Director of the Company in Accordance with Section
    129(6) of the Companies Act, 1965                    Management  For           Voted - For
8   Proposed Renewal of Shareholders' Mandate for
    Existing Recurrent Related Party Transactions of A
    Revenue Or Trading Nature ("proposed Shareholders'
    Mandate")                                            Management  For           Voted - For
UNIVERSAL ROBINA CORP
CUSIP: Y9297P100
Meeting Date: 12-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    293862 Due to Receipt of D-irectors Names. All
    Votes Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
1   Proof of Notice of the Meeting and Existence of A
    Quorum                                               Management  For           Voted - For
2   Reading and Approval of the Minutes of the Annual
    Meeting of the Stockholders Held on April 18, 2013   Management  For           Voted - For
3   Presentation of Annual Report and Approval of
    Financial Statements for the Preceding Year          Management  For           Voted - For
4   Approval to Amend Article Third of the Articles of
    Incorporation of the Corporation in Order to Change
    the Corporation's Principal Office Address in


1086




                           GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Accordance with Sec Memorandum Circular No. 6,
    Series of 2014                                      Management  For           Voted - For
5   Election of Director: John L. Gokongwei, Jr`        Management  For           Voted - Against
6   Election of Director: James L. Go                   Management  For           Voted - Against
7   Election of Director: Lance Y. Gokongwei            Management  For           Voted - Against
8   Election of Director: Patrick Henry C. Go           Management  For           Voted - Against
9   Election of Director: Frederick D. Go               Management  For           Voted - Against
10  Election of Director: Johnson Robert G. Go, Jr      Management  For           Voted - Against
11  Election of Director: Robert G. Coyiuto, Jr         Management  For           Voted - Against
12  Election of Director: Wilfrido E. Sanchez
    (independent Director)                              Management  For           Voted - For
13  Election of Director: Pascual S. Guerzon
    (independent Director)                              Management  For           Voted - For
14  Election of External Auditor                        Management  For           Voted - For
15  Ratification of All Acts of the Board of Directors
    and Management                                      Management  For           Voted - For
16  Consideration of Such Other Matters As May Properly
    Come During the Meeting                             Management  For           Voted - Against
17  Adjournment                                         Management  For           Voted - For
VAALCO ENERGY, INC.
CUSIP: 91851C201 TICKER: EGY
Meeting Date: 04-Jun-14    Meeting Type: Annual
1   Director                                            Management
1   Steven P. Guidry                                    Management  For           Voted - For
2   W. Russell Scheirman                                Management  For           Voted - For
3   Frederick W. Brazelton                              Management  For           Voted - For
4   O. Donaldson Chapoton                               Management  For           Voted - For
5   James B. Jennings                                   Management  For           Voted - For
6   John J. Myers, Jr.                                  Management  For           Voted - For
2   Proposal to Approve and Ratify the Vaalco Energy,
    Inc. 2014 Long Term Incentive Plan.                 Management  For           Voted - For
3   Proposal to Ratify the Appointment of Deloitte &
    Touche, LLP As the Independent Auditors of the
    Company.                                            Management  For           Voted - For
4   Proposal to Approve by Non-binding, Advisory Vote,
    the Company's Executive Compensation.               Management  For           Voted - For
VINGROUP JOINT STOCK COMPANY, HANOI
CUSIP: Y9375L104
Meeting Date: 18-Apr-14    Meeting Type: Annual General Meeting
    Most Vietnam Listed Companies Will Accept Voting
    Accompanied by A Generic-power of Attorney (poa)
    Document As Prepared in Advance by the Local
    Market-subcustodian Bank Through Which Your Shares
    Settle. However, Certain Issuers-may Require an


1087




                         GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Issuer-specific Poa Signed by the Voting Client.
    Upon Receipt-of an Issuer-specific Poa Template
    from the Local Market Subcustodian,- Broadridge
    Will Provide This to You for Your Completion and
    Submission.                                          Non-Voting                Non-Voting
1   Approval of Report of Bod on Business Management
    Performance in 2013                                  Management  For           Voted - For
2   Approval of Report of Bom on 2013 Business Situation Management  For           Voted - For
3   Approval of Report of Bos on the Company Management
    Activity Performed by Bod and Bom in 2013            Management  For           Voted - For
4   Approval of 2013 Audited Financial Statement         Management  For           Voted - For
5   Approval of Method of Using Profit After Tax in 2013 Management  For           Voted - For
6   Report on Situation of International Bond
    Conversion Issuance and Suggestion of Ratifying
    Related Matters                                      Management  For           Voted - For
7   Approval of Method of New Shares Issuance and
    Shares Conversion                                    Management  For           Voted - For
8   Approval of Remuneration for Bod and Bos             Management  For           Voted - For
9   Approval of Changing Vingroup Headquarters Address
    to No 7, Bang Lang 1 Street, Vinhomes Riverside
    Urban Area, Viet Hung Ward, Long Bien District, Ha
    Noi. and Thus, Approval of Amendment in Article
    3.3, Item 3 in the Company Charter with Regard to
    Headquarters Address                                 Management  For           Voted - For
10  Any Other Issues Within the Jurisdiction of the Agm  Management  For           Voted - Against
WAL-MART DE MEXICO SAB DE CV, MEXICO
CUSIP: P98180105
Meeting Date: 20-Mar-14  Meeting Type: Annual General Meeting
I.A Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: from the Board
    of Directors                                         Management  For           Voted - For
I.B Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: from the
    Director General                                     Management  For           Voted - For
I.C Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: from the Audit
    and Corporate Practices Committees                   Management  For           Voted - For
I.D Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: Regarding the
    Fulfillment of the Tax Obligations                   Management  For           Voted - For
I.E Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: Regarding the
    Stock Plan for Personnel                             Management  For           Voted - For
I.F Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: Regarding the
    Status of the Fund for the Purchase of Shares of
    the Company and of the Shares of the Company That
    Were Purchased During 2013                           Management  For           Voted - For


1088




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
I.G Presentation, Discussion And, If Deemed
    Appropriate, Approval of the Report: of the Walmart
    De Mexico Foundation                                   Management  For           Voted - For
II  Discussion And, If Deemed Appropriate, Approval of
    the Audited, Consolidated Financial Statements to
    December 31, 2013                                      Management  For           Voted - For
III Discussion And, If Deemed Appropriate, Approval of
    the Plan for the Allocation of Results for the
    Period from January 1 Through December 31, 2013,
    And, If Deemed Appropriate, for the Payment of
    Dividends                                              Management  For           Voted - For
IV  Discussion And, If Deemed Appropriate, Approval of
    the Plan to Cancel Shares of the Company That Were
    Purchased by the Company and That are Currently
    Held in Treasury                                       Management  For           Voted - For
V   Appointment Or Ratification of the Members of the
    Board of Directors, of the Chairpersons of the
    Audit and Corporate Practices Committees and of the
    Compensation That They are to Receive During the
    Current Fiscal Year                                    Management  For           Voted - For
VI  Discussion And, If Deemed Appropriate, Approval of
    the Resolutions That are Contained in the Minutes
    of the General Meeting That Was Held and the
    Designation of Special Delegates Who Will Execute
    the Resolutions That are Passed                        Management  For           Voted - For
WOOLWORTHS HOLDINGS LTD, SOUTH AFRICA
CUSIP: S98758121
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    257096 Due to Addition Of-resolution 5o5.2. All
    Votes Received on the Previous Meeting Will be
    Disregard-ed and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                        Non-Voting                Non-Voting
1.O.1Adoption of the Annual Financial Statements           Management  For           Voted - For
2.O.2Re-appointment of Auditor : Ey                        Management  For           Voted - For
3O3.1 Re-election of Mr Peter Bacon As Director            Management  For           Voted - For
3O3.2 Re-election of Mr Ian Moir As Director               Management  For           Voted - For
3O3.3 Re-election of Mrs Zyda Rylands As Director          Management  For           Voted - For
4.O.4Election of Mr Reeza Isaacs As Director               Management  For           Voted - For
5O5.1 Election of Mr Peter Bacon As Audit Committee Member Management  For           Voted - For
5O5.2 Election of Ms Lindiwe Bakoro As Audit Committee
    Member                                                 Management  For           Voted - For
5O5.3 Election of Ms Zarina Bassa As Audit Committee
    Member                                                 Management  For           Voted - Against
5O5.4 Election of Mr Andrew Higginson As Audit Committee
    Member                                                 Management  For           Voted - For
5O5.5 Election of Mr Mike Leeming As Audit Committee
    Member                                                 Management  For           Voted - Against
6   Approval of Remuneration Policy                        Management  For           Voted - For


1089




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
7S.1 Remuneration for the Non-executive Directors          Management  For           Voted - For
8S.2 General Authority to Repurchase Shares                Management  For           Voted - For
9S.3 Financial Assistance to Related Or Inter-related
      Companies Or Corporations                            Management  For           Voted - For
10S.4 Issue of Shares Or Options and Grant of Financial
      Assistance in Terms of the Company's Share- Based
      Incentive Schemes                                    Management  For           Voted - For
Meeting Date: 17-Jun-14 Meeting Type: Ordinary General Meeting
1.S.1 Approve Conversion of Par Value Ordinary Shares to
      No Par Value Ordinary Shares                         Management  For           Voted - For
2.S.2 Approve Increase in Authorised Share Capital         Management  For           Voted - For
3.S.3 Amend Memorandum of Incorporation: Articles 5 and 52 Management  For           Voted - For
4.S.4 Authorise Issue of Shares for the Purposes of
      Implementing the Rights Offer                        Management  For           Voted - For
5.S.5 Authorise Exclusion of Holders of Treasury Shares
      and Preference Shares from Participating in the
      Rights Offer                                         Management  For           Voted - For
6.O.1Approve Acquisition by Vela Investments Pty Limited
      of David Jones Limited                               Management  For           Voted - For
7.O.2Place Authorised But Unissued Shares Under Control
      of Directors for the Purpose of Implementing the
      Rights Offer                                         Management  For           Voted - For
8.O.3Authorise Board to Ratify and Execute Approved
      Resolutions Disclaimer                               Management  For           Voted - For
      20 May 2014: Please Note That This is A Revision
      Due to Change in Numbering Of-resolutions, Change
      in Text of 3.s.3 and Change in Meeting Type from
      Egm to O-gm. If You Have Already Sent in Your
      Votes, Please Do Not Vote Again Unless Yo-u Decide
      to Amend Your Original Instructions. Thank You.      Non-Voting                Non-Voting
YPF SOCIEDAD ANONIMA
CUSIP: 984245100 TICKER: YPF
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.    Appointment of Two Shareholders to Sign the Minutes
      of the Meeting.                                      Management  For           Voted - For
2.    Consideration of the Board of Directors'
      Resolutions Regarding the Creation of A Long-term
      Plan of Compensation in Shares for Employees,
      Through the Acquisition of Shares Held by the
      Company in Accordance with Article 64 Et. Seq. of
      Law 26,831. Exemption from the Preemptive Offer of
      Shares to Shareholders Pursuant to Article 67 of
      Law 26,831.                                          Management  For           Voted - For
3.    Consideration of the Annual Report, Inventory,
      Balance Sheet, Income Statement, Statement of
      Changes in Shareholders' Equity and Statement of
      Cash Flow, with Their Notes, Charts, Exhibits and
      Related Documents, and the Report of the


1090




                        GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Supervisory Committee and Independent Auditor,
    Corresponding to the Fiscal Year No. 37 Begun on
    January 1, 2013 and Ended on December 31, 2013.      Management  For           Voted - For
4.  Use of Profits Accumulated As of December 31, 2013.
    Constitution of Reserves. Declaration of Dividends.  Management  For           Voted - For
5.  Remuneration of the Independent Auditor for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
6.  Appointment of the Independent Auditor Who Shall
    Report on the Annual Financial Statements As of
    December 31, 2014 and Determination of Its
    Remuneration.                                        Management  For           Voted - For
7.  Extension of the Powers Delegated to the Board of
    Directors to Determine the Terms and Conditions of
    the Notes Issued Under the Current Global
    Medium-term Notes Program.                           Management  For           Voted - For
8.  Consideration of the Performance of the Board of
    Directors and the Supervisory Committee During the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
9.  Remuneration of the Board of Directors for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
10. Remuneration of the Supervisory Committee for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
11. Determination of the Number of Regular and
    Alternate Members of the Supervisory Committee.      Management  For           Abstain
12. Appointment of One Regular and One Alternate Member
    of the Supervisory Committee for the Class A Shares. Management  For           Abstain
13. Appointment of the Regular and Alternate Members of
    the Supervisory Committee for the Class D Shares.    Management  For           Abstain
14. Determination of the Number of Regular and
    Alternate Members of the Board of Directors.         Management  For           Voted - Against
15. Appointment of One Regular and One Alternate
    Director for the Class A Shares and Determination
    of Their Tenure.                                     Management  For           Voted - For
16. Appointment of the Regular and Alternate Directors
    for Class D Shares and Determination of Their
    Tenure.                                              Management  For           Voted - For
17. Determination of the Remuneration to be Received by
    the Members of the Board of Directors and the
    Members of the Supervisory Committee for the Fiscal
    Year Begun on January 1, 2014.                       Management  For           Abstain
18. Consideration of the Withdrawal of the Corporate
    Liability Action Initiated by the Company Against
    Mr. Antonio Brufau Niubo.                            Management  For           Abstain
YTL CORP BHD
CUSIP: Y98610101
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
1   To Re-elect the Following Director Who Retire
    Pursuant to Article 84 of the Company's Articles of
    Association:- Dato' Yeoh Seok Kian                   Management  For           Voted - Against


1091




    GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Re-elect the Following Director Who Retire
    Pursuant to Article 84 of the Company's Articles of
    Association:- Dato' Mark Yeoh Seok Kah              Management  For           Voted - Against
3   To Re-elect the Following Director Who Retire
    Pursuant to Article 84 of the Company's Articles of
    Association:- Dato' Cheong Keap Tai                 Management  For           Voted - For
4   That Tan Sri Datuk Seri Panglima (dr) Yeoh Tiong
    Lay, Retiring Pursuant to Section 129(6) of the
    Companies Act, 1965, be and is Hereby Re- Appointed
    A Director of the Company to Hold Office Until the
    Next Annual General Meeting                         Management  For           Voted - For
5   That Dato' (dr) Yahya Bin Ismail, Retiring Pursuant
    to Section 129(6) of the Companies Act, 1965, be
    and is Hereby Re-appointed A Director of the
    Company to Hold Office Until the Next Annual
    General Meeting                                     Management  For           Voted - For
6   That Eu Peng Meng @ Leslie Eu, Retiring Pursuant to
    Section 129(6) of the Companies Act, 1965, be and
    is Hereby Re-appointed A Director of the Company to
    Hold Office Until the Next Annual General Meeting   Management  For           Voted - For
7   To Approve the Payment of Directors' Fees Amounting
    to Rm550,000 for the Financial Year Ended 30 June
    2013                                                Management  For           Voted - For
8   To Re-appoint the Auditors and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
9   That Subject to the Passing of the Ordinary
    Resolution 3, Approval be and is Hereby Given to
    Dato' Cheong Keap Tai, Who Has Served As
    Independent Non-executive Director of the Company
    for A Cumulative Term of More Than Nine Years, to
    Continue to Serve As an Independent Non-executive
    Director of the Company                             Management  For           Voted - For
10  That Subject to the Passing of the Ordinary
    Resolution 5, Approval be and is Hereby Given to
    Dato' (dr) Yahya Bin Ismail, Who Has Served As
    Independent Non-executive Director of the Company
    for A Cumulative Term of More Than Nine Years, to
    Continue to Serve As an Independent Non-executive
    Director of the Company                             Management  For           Voted - For
11  That Subject to the Passing of the Ordinary
    Resolution 6, Approval be and is Hereby Given to Eu
    Peng Meng @ Leslie Eu, Who Has Served As
    Independent Non-executive Director for A Cumulative
    Term of More Than Nine Years, to Continue to Serve
    As an Independent Non- Executive Director of the
    Company                                             Management  For           Voted - For
12  Proposed Authority to Allot Shares Pursuant to
    Section 132d of the Companies Act, 1965             Management  For           Voted - For
13  Proposed Renewal of Share Buy-back Authority        Management  For           Voted - For
14  Proposed Renewal of Shareholder Mandate and New
    Shareholder Mandate for Recurrent Related Party
    Transactions of A Revenue Or Trading Nature         Management  For           Voted - For
15  Proposed Issue of Options to Faiz Bin Ishak         Management  For           Voted - For


1092




            GLOBAL X NEXT EMERGING & FRONTIER ETF
PROPOSAL    PROPOSED BY                              MGT. POSITION REGISTRANT VOTED
16 Proposed Amendments to Articles of Association of
the Company Management                               For           Voted - For


1093




                        GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ACCESS BANK NIGERIA PLC
CUSIP: V0014P104
Meeting Date: 11-Sep-13 Meeting Type: Court Meeting
    Please Note That This is an Amendment to Meeting Id
    229763 Due to Deletion Of-resolutions. All Votes
    Received on the Previous Meeting Will be
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
S.1 1. That This Meeting Approves the Scheme of
    Arrangement Dated 30 July 2013, A Print of Which
    Has Been Submitted to the Meeting and for the
    Purposes of Identification Subscribed by the
    Chairman, and That the Directors be and are Hereby
    Authorized to Consent to Any Modifications of the
    Scheme of Arrangement That the Federal High Court
    Or Any Regulatory Authority May Deem Fit to Impose
    and Approve. 2. That in Accordance with the Scheme,
    the 4,883,039,474 Ordinary Shares of 50 Kobo Each
    of Wapic Insurance PLC Held by Access Bank PLC be
    Transferred to the Eligible Shareholders of Access
    Bank PLC Pro Rata in the Proportion of Their
    Shareholding in Access Bank PLC, Based on the
    Application of the Allocation Ratio As Specified in
    the Scheme Document. 3. That Pursuant to the
    Provisions of Section 106 of the Companies and
    Allied Matters Act and in Consideration for the
    Transfer by Access Bank PLC to Its Shareholders of
    Its Entire Shares in Wapic Insurance PLC, the Banks
    Share Capital Account Shall be Reduced by the Sum
    of N6,613,213,318 by the Reduction of Its Share
    Premium Account from N165,186,794,503 to
    ,n158,573,581, 185. 4. That the Board of Directors
    of Access Bank PLC be and is Hereby Authorized to
    Take All Actions That May Become Necessary to
    Effect the Scheme of Arrangement                    Management  For           Abstain
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Year Ended December 31, 2013 and the Reports of the
    Directors, Auditors and Audit Committee Thereon     Management  For           Voted - For
2   To Declare A Final Dividend                         Management  For           Voted - For
3   To Re-elect Mr Emmanuel Ndubisi Chiejina As A Non
    Executive Director                                  Management  For           Voted - For
4   To Re-elect Mr Oritsedere Samuel Otubu As A Non
    Executive Director                                  Management  For           Voted - For
5   To Re-elect Mrs Anthonia Olufeyikemi Ogunmefun As A
    Non Executive Director                              Management  For           Voted - For
6   To Elect Dr Mrs Ajoritsedere Awosika Mfr Who Was
    Appointed As an Independent Non Executive Director
    by the Board Since the Last Annual General Meeting  Management  For           Voted - Against


1094




                         GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   To Elect Mr Paul Usoro San Who Was Appointed A Non
    Executive Director by the Board Since the Last
    Annual General Meeting                              Management  For           Voted - For
8   To Re-appoint PricewaterhouseCoopers As the
    Auditors to the Company from the End of the Annual
    General Meeting Until the End of Next Years Annual
    General Meeting                                     Management  For           Voted - For
9   To Authorise the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Voted - For
10  To Elect Or Re-elect Members of the Audit Committee Management  For           Voted - For
11  That the Directors Fees for the Financial Year
    Ending December 31 2014 be and Hereby Fixed at
    Ngn46,500,000.00 Forty Six Million Five Hundred
    Thousand Naira Only                                 Management  For           Voted - For
12  That the Board of Directors be and is Hereby
    Authorised to Establish A Medium Term Notes
    Programme to Raise Additional Capital Whether by
    Way of Public Offering, Private Placement, Rights
    Offering, Book Building Process Or Other Methods Or
    Combination of Methods, Additional Capital, Not
    Exceeding the Sum of Usd1,000,000,000 One Billion
    United States Dollars Only Or Its Equivalent in
    Other Currencies Through the Issuance of
    Convertible Or Non Convertible Loans Medium Term
    Notes, Bonds Or Other Securities in Such Tranches,
    Series                                              Management  For           Voted - Against
    Or Proportions, Denominated in Such Currencies and
    at Such Coupon Or Interest Rates Within Such
    Maturity Periods and on Such Other Terms and
    Conditions As the Directors May Deem Fit Or
    Determine Subject to Obtaining the Approvals of
    Relevant Regulatory Authorities                                               Non-Voting
13  That the Board of Directors be and Hereby
    Authorised to Take All Actions That May be
    Necessary to Give Effect to the Foregoing
    Resolutions                                         Management  For           Voted - For
AFREN PLC, LONDON
CUSIP: G01283103
Meeting Date: 04-Jun-14  Meeting Type: Annual General Meeting
1   That the Financial Statements for the Year Ended 31
    December 2013, Together with the Reports of the
    Directors and Auditors Thereon, be Received and
    Adopted                                             Management  For           Voted - For
2   That the Directors Remuneration Report (excluding
    the Directors Remuneration Policy) for the Year
    Ended 31 December 2013, Together with the Auditors
    Report Thereon, be Approved                         Management  For           Voted - For
3   That the Directors Remuneration Policy Contained in
    the Directors Remuneration Report, be Approved and
    Shall Take Effect from the Date on Which This
    Resolution is Passed                                Management  For           Voted - For


1095




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   That Sheree Bryant be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
5   That Lain Mclaren be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
6   That Egbert Imomoh be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
7   That Peter Bingham be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
8   That John St John be Re-elected As A Director of
    the Company                                         Management  For           Voted - Against
9   That Toby Hayward be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
10  That Ennio Sganzerla be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
11  That Patrick Obath be Re-elected As A Director of
    the Company                                         Management  For           Voted - For
12  That Osman Shahenshah be Re- Elected As A Director
    of the Company                                      Management  For           Voted - For
13  That Shahid Ullah be Re-elected As A Director of
    the Company                                         Management  For           Voted - Against
14  That Darra Comyn be Re-elected As A Director of the
    Company                                             Management  For           Voted - For
15  That Deloitte LLP be Reappointed As Auditors of the
    Company                                             Management  For           Voted - For
16  That the Directors be and are Hereby Generally and
    Unconditionally Authorised to Allot and Grant
    Rights to Subscribe for Or to Convert Securities
    Into Shares of the Company                          Management  For           Voted - For
17  That the Directors be Given Power to Allot Equity
    Securities                                          Management  For           Voted - For
18  That the Company be Generally and Unconditionally
    Authorised to Make One Or More Market Purchases     Management  For           Voted - For
19  That A General Meeting of the Company, Other Than
    an Annual General Meeting of the Company, May be
    Called on Not Less Than 14 Clear Days Notice        Management  For           Voted - Against
DANGOTE CEMENT PLC, LAGOS
CUSIP: V27546106
Meeting Date: 02-May-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statement for the
    Year Ended 31 December 2013 and the Report of the
    Directors, Auditors and Audit Committee Thereon     Management  For           Abstain
2   To Declare A Dividend                               Management  For           Abstain
3   To Elect Or Re-elect Directors                      Management  For           Abstain
4   To Fix the Remuneration of the Directors            Management  For           Abstain
5   To Authorise the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Abstain
6   To Elect Members of the Audit Committee             Management  For           Abstain


1096




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
DANGOTE SUGAR REFINERY PLC
CUSIP: V27544101
Meeting Date: 23-May-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Year Ended 31st December 2013 Together with the
    Reports of the Directors, Auditors and Audit
    Committee Thereon                                   Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Elect/re-elect Directors                         Management  For           Abstain
4   To Approve the Remuneration of the Directors        Management  For           Voted - For
5   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Voted - For
6   To Elect Members of the Audit Committee             Management  For           Abstain
DIAMOND BANK PLC, LAGOS
CUSIP: V2857Q108
Meeting Date: 24-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Report of the Directors the Audited
    Financial Statements for the Period Ended December
    31 2013 and the Reports of the Auditors and Audit
    Committee Thereon                                   Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Elect/ Re-elect Directors                        Management  For           Voted - For
4   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Abstain
5   To Elect Members of the Audit Committee             Management  For           Abstain
6   A. That Pursuant to the Approval of the
    Shareholders at the Banks 22nd Annual General
    Meeting of April 30 2013 to Raise Additional
    Capital of Up to 750 000 000 Seven Hundred and
    Fifty Million United States Dollars Or Its Naira
    Equivalent. I the Directors be and are Hereby
    Authorized to Raise Any Proportion of the Approved
    750 000 000 Seven Hundred and Fifty Million United
    States Dollars Or Its Naira Equivalent Through an
    Offer of by Way of Rights Issue in the Ratio and
    Terms Conditions and Dates to be Determined by the
    Directors Subject to Obtaining the Approvals of
    Relevant Regulatory Authorities. II the Rights
    Issue Referred to Paragraph 6ai Above Should be
    Underwritten on Such Terms and Conditions As the
    Directors Deem Fit. III the Shareholders Further to
    Paragraph 6aii Above Hereby Waive Their Pre-emptive
    Rights Contd                                        Management  For           Abstain
    Contd Issue to Any Unsubscribed Shares Under the
    Rights Issue B. That The-directors be and are
    Hereby Authorized to Enter Into Any Agreement and
    Or-execute Any Document Necessary for and Or


1097




                        GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Incidental to Effecting Resolution-6a Above C. That
    the Directors be and are Hereby Authorized to
    Appoint Such-professional Parties and Perform All
    Such Other Acts and Do All Such Other-things As May
    be Necessary for Or Incidental to Effecting the
    Above-resolutions Including Without Limitation
    Complying with Directives of Any- Regulatory
    Authority                                           Non-Voting                Non-Voting
ECOBANK TRANSNATIONAL INCORPORATED, LOME
CUSIP: V00005104
Meeting Date: 03-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    17 Feb 2014: Please Note That This is an Amendment
    to Meeting Id 280450 Due To-change in Sequence of
    Resolutions and Splitting of Resolutions 3 and 4.
    All-votes Received on the Previous Meeting Will be
    Disregarded and You Will Need T-o Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Company Notice Available by
    Clicking on the Url Link: Htt-
    Ps://materials.proxyvote.com/approved/99999z/1
    9840101/nps_192623.pdf                              Non-Voting                Non-Voting
1   Adoption of Governance Action Plan                  Management  For           Voted - For
2   Adoption of Resolution on Capital Raising           Management  For           Voted - For
3.a Amendment of Company S Articles of Association:
    Article 8 (12)                                      Management  For           Voted - For
3.b Amendment of Company S Articles of Association:
    Article 23 (1)                                      Management  For           Voted - For
3.c Amendment of Company S Articles of Association:
    Article 26(2)                                       Management  For           Voted - For
3.d Amendment of Company S Articles of Association:
    Article 29(3)                                       Management  For           Voted - For
4.a Reconstitution of the Board of Directors:
    Termination of Current Mandates and Election of the
    Interim Board: in Order to Facilitate the
    Implementation of Corporate Governance Changes
    Recommended by the Nigerian Securities and Exchange
    Commission, the Extraordinary General Meeting
    Hereby Resolves That the Term of Office of All the
    Current Directors Shall, and is Hereby Terminated
    with Immediate Effect. the Extraordinary General
    Meeting Further Resolves That the Following Persons
    Shall, and are Hereby, Elected As Directors of the
    Company: Asset Management Corporation of Nigeria
    (represented by Mr. Hewett Benson), Ecowas Bank for
    Investment and Development (represented by Mamman
    Bashir Ifo), International Finance Corporation
    (represented by Mr.assaad Jabre), Public Investment
    Corporation (represented by Dr. Daniel Mmushi
    Matjila), Mr. Andre Siaka and Mr. Thierry Tanoh; So
    That Such Persons Shall Constitute an Interim Board
    of Directors                                        Management  For           Voted - For


1098




                            GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.b Reconstitution of the Board of Directors: Election
    of Kwasi Boatin As Member of the Interim Board       Management  For           Voted - For
    17 Feb 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Comment and
    Resolutions 3.a and 3.d. If You Have Already Sent
    in Your Vo-tes for Mid: 282634 Please Do Not Revote
    on This Meeting Unless You Decide To-amend Your
    Instructions.                                        Non-Voting                Non-Voting
Meeting Date: 30-Jun-14     Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    351591 Due to Splitting Of-resolution 6. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
O.1 Approval of Accounts                                 Management  For           Voted - For
O.2 Retirement of Directors                              Management  For           Voted - For
O.3.a Election of Director: Adesegun Akinjuwon
    Akin-olugbade                                        Management  For           Voted - For
O.3.bElection of Director: Andre Bayala                  Management  For           Voted - For
O.3.c Election of Director: Emmanuel Ikazoboh            Management  For           Voted - For
O.3.dElection of Director: Tei Mante                     Management  For           Voted - For
O.3.e Election of Director: Kadita Tshibaka Representing
    Ifc                                                  Management  For           Voted - For
O.4 Ratification of the Co-option of A Director: Hewett
    Benson Representing Amcon                            Management  For           Voted - For
O.5 Re-appointment of the Joint Auditors:
    PricewaterhouseCoopers Abidjan, Cote D'ivoire, and
    PricewaterhouseCoopers Lagos, Nigeria                Management  For           Voted - For
E.6.a Amendment of Article: Article 1                    Management  For           Voted - For
E.6.b Amendment of Article: Article 37                   Management  For           Voted - For
ESSAR ENERGY PLC, LONDON
CUSIP: G3196V102
Meeting Date: 30-Aug-13     Meeting Type: Annual General Meeting
1   To Receive the Company's Annual Report and Accounts
    2013                                                 Management  For           Voted - For
2   To Approve the Remuneration Report                   Management  For           Voted - For
3   To Re-elect Mr. Prashant Ruia As A Director          Management  For           Voted - For
4   To Re-elect Mr. Naresh Nayyar As A Director          Management  For           Voted - For
5   To Re-elect Mr.sattar Hajee Abdoula A Director       Management  For           Voted - For
6   To Re-elect Mr. Philip Aiken As A Director           Management  For           Voted - For
7   To Re-elect Mr. Subhas Lallah As A Director          Management  For           Voted - For
8   To Re-elect Mr. Steve Lucas As A Director            Management  For           Voted - For
9   To Re-elect Mr. Simon Murray As A Director           Management  For           Voted - For
10  To Re-elect Mr. Ravi Ruia As A Director              Management  For           Voted - Against
11  To Re-appoint Deloitte LLP As Auditors               Management  For           Voted - For


1099




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  To Authorise the Directors to Set the Remuneration
    of the Auditors                                      Management  For           Voted - For
13  To Authorise the Directors to Allot Shares           Management  For           Voted - For
14  To Disapply Pre-emption Rights                       Management  For           Voted - For
15  To Authorise the Company to Make Market Purchases    Management  For           Voted - For
16  To Authorise the Company to Make Political Donations Management  For           Voted - For
17  To Reduce the Notice Period for General Meetings     Management  For           Voted - Against
FBN HOLDINGS PLC, LAGOS
CUSIP: V342A5109
Meeting Date: 22-May-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    328882 Due to Non-split Of-resolution 3. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
1   To Receive the Audited Accounts for the Year Ended
    December 31 2013 Together with the Reports of the
    Directors Auditors and Audit Committee Thereon       Management  For           Abstain
2   To Declare A Dividend                                Management  For           Voted - For
3   To Re-elect Retiring Directors Pursuant to Section
    256 of the Companies Allied Matters Act Special
    Notice is Hereby Given That Lt Gen Garba Duba Rtd
    and Dr Oba A Otudeko Cfr Who are Eligible for
    Re-election are Over 70 Years Old                    Management  For           Voted - For
4   To Approve the Remuneration of Directors             Management  For           Voted - For
5   To Appoint Pwc As A Single Auditor                   Management  For           Voted - For
6   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                      Management  For           Voted - For
7   To Elect Members of the Audit Committee              Management  For           Voted - For
FIDELITY BANK PLC, VICTORIA ISLAND
CUSIP: V3456T105
Meeting Date: 02-May-14   Meeting Type: Annual General Meeting
1   To Receive the Statement of Accounts for the Period
    Ended December 31, 2013 Together with the Report of
    the Directors and Joint Auditors                     Management  For           Voted - For
2   To Declare A Dividend                                Management  For           Voted - For
3   To Elect/re-elect Directors: Special Notice is
    Hereby Given for the Re- Election of Chief
    Christopher I. Ezeh, Mfr and Dim Elias E. Nwosu As
    Directors of the Company, Notwithstanding That They
    are Above 70 Years Old                               Management  For           Voted - Against
4   To Approve the Remuneration of Directors             Management  For           Voted - Against
5   To Authorise the Directors to Fix the Remuneration
    of the Auditors                                      Management  For           Voted - Against
6   To Elect the Members of the Audit Committee          Management  For           Voted - Against


1100




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    24 Apr 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' for All
    Resolutions, Abstain is Not A Voting Option on This
    Meeting.                                            Non-Voting                Non-Voting
    24 Apr 2014: Please Note That This is A Revision
    Due to Addition of Comment An-d Change in Meeting
    Time to 11:00 If You Have Already Sent in Your
    Votes, Plea-se Do Not Vote Again Unless You Decide
    to Amend Your Original Instructions. Th-ank You     Non-Voting                Non-Voting
FIRST CITY MONUMENT BANK PLC, LAGOS
CUSIP: V3558N105
Meeting Date: 06-Jun-14   Meeting Type: Annual General Meeting
1   To Receive and Consider the Report of the Directors
    and the Financial Statements for the Year Ended
    December 31 2013 the Auditors Report Thereon and
    the Audit Committee Report                          Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Approve the Appointments of the Directors        Management  For           Abstain
4   To Approve the Remuneration of Directors            Management  For           Voted - For
5   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Voted - For
6   To Elect Members of the Audit Committee             Management  For           Voted - For
FLOUR MILLS NIGERIA PLC
CUSIP: V35663109
Meeting Date: 11-Sep-13   Meeting Type: Annual General Meeting
1   Receive the Audited Financial Statements for the
    Year Ended 31st March, 2013 and the Reports of the
    Directors, Auditors and Audit Committee Thereon     Management  For           Abstain
2   Declare A Dividend                                  Management  For           Abstain
3   Re-elect Directors                                  Management  For           Abstain
4   Fix the Remuneration of the Directors               Management  For           Abstain
5   Authorize the Directors to Fix the Remuneration of
    the Auditors                                        Management  For           Abstain
6   Appoint Members of the Audit Committee              Management  For           Abstain
7   To Consider and If Thought Fit Pass the Following
    Resolutions Which Will be Proposed As Special
    Resolutions That the Articles of Association of the
    Company be and are Hereby Amended As Follows I. by
    Inserting at the Following Text at the End of
    Article 10 Notwithstanding Any Other Provision of
    These Articles, A Member May Elect to Hold His
    Shares in Electronic Form. Upon Receiving
    Notification to That Effect the Company Shall,
    Rather Than Issue A Share Certificate, Ensure That
    the Central Securities Clearing System (cscs)
    Account of Such Member is Credited with the Number


1101




GLOBAL X NIGERIA ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
of Shares Allotted Or Transferred to Him II. by
Deleting the Existing Article 55 and Substituting
in Its Place A New Article 55 the Quorum for Any
General Meeting of the Company Shall be One Third
of the Total Number of Members of the Company Or
Twenty Contd                                        Management  For           Abstain
Contd Five Members (whichever is Less) Present in
Person Or by Proxy and No-business Shall be
Transacted at Any General Meeting Unless A Quorum
Of-members is Present at the Time the Meeting
Proceeds to Business. III. By-deleting the Existing
Article 98 and Substituting It with the Following
Text-for Purposes of Convenience and in View of
Technological Advancement-directors May Hold
Meetings Physically Or by Teleconference, Telephone
Or-such Other Communication Facilities As They
Think Fit. Questions Arising At-any Meeting Shall
be Decided by A Majority Votes. in Case of an
Equality Of-votes the Chairman Shall Have A Second
Or Casting Vote. IV. by Amending The- Provisions of
Article 109 to Read As Follows the Directors May
from Time To-time Appoint One Or More of Their
Number As Vice-chairman and Or Executive-vice-contd Non-Voting                Non-Voting
Contd Chairman. the Directors May Also Appoint One
of Their Numbers to The-office Managing Director
Who Shall Act As the Chief Executive Officer
(ceo),-in Relation to an Executive Vice-chairman
and A Managing Director, Their-appointments Shall
be for Such Period. and on Such Terms As the
Directors May- Think Fit And, Subject to the Terms
of Any Agreement Entered Into in Any-particular
Case, May Revoke Such Appointment. A Director
Appointed to The-office of an Executive Vice
Chairman Or Managing Director Shall Not Whilst-
Holding That Office, be Subject to Retirement by
Rotation Or be Taken Into-account in Determining
the Rotation Or Retirement of Directors But His-
Appointment Shall be Automatically Determined If He
Ceases from Any Cause To-be A Director. V. by
Amending the Provisions of Article 121 in View of
Modem-trend Contd                                   Non-Voting                Non-Voting
Contd to Read As Follows Any Dividend, Interest Or
Other Moneys Payable In-cash in Respect of Shares
May be Paid by Cheque Or Warrant Sent Through
The-post Directed to the of the Registered Address
of the Holder Or, in the Case-of Joint Holders, to
the Registered Address of the Holder Who is First
Named-in the Register Or to Such Person and to Such
Address As the Holder Or Joint-holders May in
Writing Direct Or by Any Other Method, Including,
E-dividends,-direct Credit, Bank Transfer to Bank
Accounts Within Nigeria Or Other-electronic Means
of Funds Transfer Which the Directors Consider
Appropriate.-every Such Cheque Or Warrant Or by Any
Other Method, Including E-dividends,-direct Credit,
Bank Transfer to Bank Accounts Within Nigeria Or


1102




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Other- Electronic Means of Funds Transfer Which the
    Directors Consider Appropriate-contd                Non-Voting                Non-Voting
    Contd Shall be Made Payable to the Order of the
    Person for Whom It is Sent-and Shall be at the Risk
    of the Person Entitled to the Money
    Presented-thereby. Anyone of Two Or More Joint
    Holders May Give Effectual Receipts For-any
    Dividends, Bonuses Or Other Moneys Payable in
    Respect of the Shares Held-by Them As Joint
    Holders. Vi. by Amending the Provisions of Article
    131 To-read As Follows the Notice of Meeting And.
    Annual Report in Hard Copy Or-electronic Form Or
    Partly by One Such Means and Partly by Another May
    Be-delivered by the Company to Any Member Either
    Personally, by Post Or Courier-to His Registered
    Address Or by Email (where He Has Provided an Email
    Address-to the Company for Such Purpose). in the
    Case of A Member Whose Registered-address is
    Outside Nigeria Such Notice May be Given by Post Or
    by Email-(where Contd                               Non-Voting                Non-Voting
    Contd Lie Has Provided an Email Address to the
    Company for Such Purpose.)-vii. by Deleting the
    Under Listed Article, for the Corresponding Reasons
    As-indicated Below Articles 12-21, 34-40, 67, 119
    Articles 23b-24 Articles 26-28-article 46           Non-Voting                Non-Voting
GUARANTY TRUST BANK PLC
CUSIP: V41619103
Meeting Date: 14-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Year Ended December 31 2013 and the Reports of the
    Directors Auditor and Audit Committee Thereon       Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Elect A Director                                 Management  For           Voted - For
4   To Authorize Directors to Fix the Remuneration of
    the Auditor                                         Management  For           Voted - For
5   To Elect Members of the Audit Committee             Management  For           Voted - For
GUINNESS (NIGERIA) PLC
CUSIP: V4164L103
Meeting Date: 15-Nov-13   Meeting Type: Annual General Meeting
1   To Receive the Report of the Directors, the
    Financial Statements for the Year Ended 30 June
    2013 and the Report of the Auditors Thereon         Management  For           Voted - For
2   To Declare A Dividend                               Management  For           Voted - For
3   To Reelect Directors                                Management  For           Voted - For
4   To Authorize Directors to Fix the Remuneration of
    the Auditors                                        Management  For           Abstain


1103




                        GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Elect Members of the Audit Committee             Management  For           Abstain
6   To Fix the Remuneration of the Directors            Management  For           Abstain
MART RESOURCES INC, CALGARY, AB
CUSIP: 572903102
Meeting Date: 20-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.6 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   Fix the Number of Directors: to Fix the Number of
    Directors to be Elected at the Meeting at Six       Management  For           Voted - For
2.1 Election of Director: Wade G. Cherwayko             Management  For           Voted - For
2.2 Election of Director: Dmitri Tsvetkov               Management  For           Voted - For
2.3 Election of Director: Derrick R. Armstrong          Management  For           Voted - For
2.4 Election of Director: Paul A. Crilly                Management  For           Voted - For
2.5 Election of Director: Dallas L. Droppo, Q.c         Management  For           Voted - For
2.6 Election of Director: Leroy Wolbaum                 Management  For           Voted - For
3   Appointment of Auditors: to Appoint Deloitte LLP As
    Auditors of the Corporation for the Ensuing Year
    and to Authorize the Board of Directors to Fix the
    Auditor's Remuneration                              Management  For           Voted - For
4   Stock Option Plan: to Approve and Adopt an Ordinary
    Resolution Relating to the Amendment, Approval and
    Ratification of the Stock Option Plan of the
    Corporation, and the Approval of Unallocated Stock
    Options, As More Particularly Set Out in the
    Management Information Circular of the Corporation
    Dated May 20, 2014 (the "information Circular")     Management  For           Voted - For
5   Amendment to Articles Relating to Share Dividend
    Plan: to Approve and Adopt A Special Resolution
    Authorizing Certain Amendments to the Articles of
    the Corporation to Permit the Payment of Share
    Dividends on the Common Shares of the Corporation
    Pursuant to A Share Dividend Plan, As More
    Particularly Set Out in the Information Circular    Management  For           Voted - For
MPI, PARIS
CUSIP: F6388M104
Meeting Date: 19-Jun-14 Meeting Type: MIX
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to
    The-global Custodians on the Vote Deadline Date. in


1104




    GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Capacity As Registered-intermediary, the Global
    Custodians Will Sign the Proxy Cards and
    Forward-them to the Local Custodian. If You Request
    More Information, Please Contact-your Client
    Representative.                                     Non-Voting                Non-Voting
    04 Jun 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking
    on the Material Url Link:- Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/0512/2014051214018-
    72.pdf . This is A Revision Due to Receipt of
    Additional Url Link: Https://bal-o.journal-
    Officiel.gouv.fr/pdf/2014/0604/201406041402595.
    Pdf. If You Have Alre-ady Sent in Your Votes,
    Please Do Not Vote Again Unless You Decide to Amend
    Yo-ur Original Instructions. Thank You.             Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the Financial Year Ended on December
    31st, 2013                                          Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31st, 2013 Management  For           Voted - For
O.3 Allocation of Income for the Financial Year Ended
    on December 31st, 2013 and Distribution of the
    Dividend                                            Management  For           Voted - For
O.4 Approval of an Agreement Pursuant to Article
    L.225-38 of the Commercial Code-autonomous First
    Demand Guarantee Issued by the Company              Management  For           Abstain
O.5 Setting the Amount of Attendance Allowances to be
    Allocated to the Board of Directors                 Management  For           Voted - For
O.6 Renewal of Term of Mrs. Nathalie Delapalme As
    Director                                            Management  For           Voted - For
O.7 Renewal of Term of La Macif As Director             Management  For           Voted - For
O.8 Renewal of Term of Mr. Ambrosie Bryant Chukwueloka
    Orjiako As Director                                 Management  For           Voted - For
O.9 Renewal of Term of Mr. Augustine Ojunekwu Avuru As
    Director                                            Management  For           Voted - For
O.10 Appointment of Mrs. Caroline Catoire As Director   Management  For           Voted - For
O.11 Authorization to the Board of Directors to
    Purchase, Hold Or Transfer Shares of the Company    Management  For           Voted - Against
E.12 Delegation of Authority to the Board of Directors
    to Issue Shares of the Company Or Securities Giving
    Access to Capital of the Company Or Any of Its
    Subsidiaries While Maintaining Shareholders'
    Preferential Subscription Rights                    Management  For           Voted - Against
E.13 Delegation of Authority to the Board of Directors
    to Issue Shares of the Company Or Securities Giving
    Access to Capital of the Company Or Any of Its
    Subsidiaries with Cancellation of Shareholders'
    Preferential Subscription Rights Via Public
    Offerings                                           Management  For           Voted - Against
E.14 Delegation of Authority to the Board of Directors
    to Issue Shares of the Company Or Securities Giving
    Access to Capital of the Company Or Any of Its
    Subsidiaries with Cancellation of Shareholders'
    Preferential Subscription Rights Via Private


1105




GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
Placement Pursuant to Article L.411- 2, II of the
Monetary and Financial Code                              Management  For           Voted - Against
E.15 Authorization to the Board of Directors to Set the
Issue Price According to the Terms Established by
the General Meeting in Case of Issuance of Shares
Or Securities Giving Access to Capital with
Cancellation of Shareholders' Preferential
Subscription Rights                                      Management  For           Voted - Against
E.16 Authorization to the Board of Directors to Increase
the Number of Securities to be Issued in Case of
Capital Increase with Or Without Shareholders'
Preferential Subscription Rights                         Management  For           Voted - Against
E.17 Delegation of Authority to the Board of Directors
to Issue Shares Or Securities Giving Access to
Capital with Cancellation of Shareholders'
Preferential Subscription Rights, in Case of Public
Exchange Offer Initiated by the Company                  Management  For           Voted - Against
E.18 Authorization to the Board of Directors to Issue
Shares Or Securities Giving Access to Capital with
Cancellation of Shareholders' Preferential
Subscription Rights, in Consideration for In-kind
Contributions Granted to the Company and Comprised
of Equity Securities Or Securities Giving Access to
Capital                                                  Management  For           Voted - Against
E.19 Delegation of Authority to the Board of Directors
to Decide to Increase Capital of the Company by
Incorporation of Reserves, Profits, Premiums Or
Other Amounts for Which Capitalization is Permitted      Management  For           Voted - For
E.20 Delegation of Authority to the Board of Directors
to Issue Securities Entitling to the Allotment of
Debt Securities                                          Management  For           Voted - For
E.21 Employees and Corporate Officers Long-term
Incentive Program: Creation of Preferred Shares
Convertible Into Common Shares at the End of A
4-year Period, Subject to Performance Conditions         Management  For           Voted - For
E.22 Authorization to the Board of Directors to Carry
Out the Allotment of Free Preferred Shares of the
Company to Employees And/or Corporate Officers of
the Company and Its Subsidiaries with Cancellation
of Shareholders' Preferential Subscription Rights        Management  For           Voted - For
E.23 Authorization to the Board of Directors to Carry
Out the Allotment of Free Shares of the Company to
Employees And/or Corporate Officers of the Company
and Its Subsidiaries with Cancellation of
Shareholders' Preferential Subscription Rights           Management  For           Voted - For
E.24 Delegation of Authority to the Board of Directors
to Carry Out Capital Increases Reserved for
Employees Who are Members of the Company Savings
Plan with Cancellation of Shareholders'
Preferential Subscription Rights                         Management  For           Voted - For
E.25 Authorization to the Board of Directors to Reduce
Capital by Cancellation of Shares                        Management  For           Voted - For
E.26 Powers to Carry Out All Formalities                 Management  For           Voted - For


1106




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
NESTLE FOODS NIGERIA PLC
CUSIP: V6702N103
Meeting Date: 12-May-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    326370 Due to Receipt of D-irector Names. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                           Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
1   To Declare A Final Dividend                          Management  For           Voted - For
2   To Re-elect Mr. Dharnesh Gordhon As A Director       Management  For           Voted - For
3   To Re-elect Mr. Kais Marzouki As A Director          Management  For           Voted - For
4   To Re-elect Mr. Giuseppe Bonanno As A Director       Management  For           Voted - Against
5   To Re-elect Mr. Gbenga Oyebode As A Director         Management  For           Voted - For
6   To Re-elect Mrs. Ndidi Okonkwo Nwuneli As A Director Management  For           Voted - For
7   To Authorise Directors to Fix the Remuneration of
    Auditors                                             Management  For           Voted - For
8   To Elect Members of the Audit Committee              Management  For           Voted - For
9   To Fix the Remuneration of Directors                 Management  For           Voted - For
NIGERIAN BREWERIES PLC
CUSIP: V6722M101
Meeting Date: 14-May-14   Meeting Type: Annual General Meeting
1   To Lay Before the Meeting the Report of the
    Directors and the Statement of Financial Position
    As at 31 December 2013 Together with the Income
    Statement for the Year Ended on That Date and the
    Reports of the Independent Auditors and Audit
    Committee Thereon                                    Management  For           Voted - For
2   To Declare A Dividend                                Management  For           Voted - For
3   To Re-elect Directors                                Management  For           Voted - For
4   To Authorize the Directors to Fix the Remuneration
    of the Independent Auditors                          Management  For           Voted - For
5   To Elect Members of the Audit Committee              Management  For           Voted - For
6   To Fix the Remuneration of the Directors             Management  For           Voted - For
OANDO PLC
CUSIP: V6796A108
Meeting Date: 25-Jul-13   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    218000 Due to Addition Of-resolutions. All Votes
    Received on the Previous Meeting Will be


1107




                         GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY  MGT. POSITION REGISTRANT VOTED
    Disregarded An-d You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                 Non-Voting
1.1 To Present the Annual Financial Statements of the
    Company and of the Group for the Year Ended 31
    December 2012 and Report of Directors and Auditors
    Thereon                                             Management   For           Voted - For
1.2 To Receive the Report of the Audit Committee        Management   For           Voted - For
1.3 To Declare A Dividend of N0.75 Kobo Recommended by
    the Directors of the Company                        Management   For           Voted - For
1.4 To Elect Members of the Audit Committee             Management   For           Voted - For
1.5 To Re-appoint the Auditors                          Management   For           Voted - For
1.6 To Authorize the Directors of the Company to Fix
    the Remuneration of the Auditors                    Management   For           Voted - For
1.7.1 To Re-elect the Following Director Who in
    Accordance with Articles 91 and 93 of the Company's
    Articles of Association, Retires by Rotation, But
    is Eligible and Offers Himself for Re- Election:
    Hrm Oba Michael Adedotun Gbadebo, Cfr (the Alake of
    Egbaland)                                           Management   For           Voted - For
1.7.2 To Re-elect the Following Director Who in
    Accordance with Articles 91 and 93 of the Company's
    Articles of Association, Retires by Rotation, But
    is Eligible and Offers Himself for Re- Election:
    Mr. Olufemi Adeyemo                                 Management   For           Voted - For
1.7.3 To Re-elect the Following Director Who in
    Accordance with Articles 91 and 93 of the Company's
    Articles of Association, Retires by Rotation, But
    is Eligible and Offers Herself for Re- Election:
    Chief Sena Anthony                                  Management   For           Voted - For
2   To Consider, and If Approved, to Pass with Or
    Without Modification, the Following Ordinary
    Resolution to Fix the Remuneration of the Non-
    Executive Directors: It is Hereby Resolved That the
    Fees Payable Quarterly in Arrears, be N5,000,000.
    Per Annum for the Chairman and N4,000,000 Per Annum
    for All Other Non-executive Directors with Effect
    from 1, January 2013                                Management   For           Voted - For
    Please Note That This is A Revision Due to
    Modification in Resolutions 1.7.1 T-o 1.7.3. Thank
    You.                                                Non-Voting                 Non-Voting
Meeting Date: 18-Feb-14  Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting.
    Thank You.                                          Non-Voting                 Non-Voting
1   Resolved That on the Recommendation of the
    Directors and in Accordance with Article 46 of the
    Articles of Association of the Company, the
    Authorised Share Capital of the Company be and is
    Hereby Increased from N5,000,000,000 (five Billion
    Naira) to N7,500,000,000 (seven Billion, Five
    Hundred Million Naira) by the Creation and Addition


1108




    GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Thereto, of 5,000,000,000 (five Billion) Ordinary
    Shares of 50 Kobo (fifty Kobo) Each, Such New
    Shares to Rank Pari Passu in All Respects with the
    Existing Ordinary Shares in the Capital of the
    Company                                             Management  For           Voted - For
2   Resolved That Clause 6 of the Memorandum of
    Association and Article 3 of the Articles of
    Association Respectively be and are Hereby Amended
    to Reflect the New Authorized Share Capital of
    N7,500,000,000 (seven Billion, Five Hundred Million
    Naira) Divided Into 15,000,000,000 (fifteen
    Billion) Ordinary Shares of 50 Kobo Each            Management  For           Voted - For
3   Resolved That Pursuant to the Company's Articles of
    Association: I) the Directors be and are Hereby
    Authorized to Raise Further Capital of Up to
    N50,000,000,000 (fifty Billion Naira) Through an
    Offer by Way of Rights Issue in the Ratio and
    Terms, Conditions and Dates to be Determined by the
    Directors, Subject to Obtaining the Approvals of
    Relevant Regulatory Authorities. II) Pursuant to
    the Authority to Undertake the Rights Issue
    Referred to in Paragraph 3 (a) (i) Above, the
    Directors be and are Further Authorised to
    Underwrite the Issue on Such Terms and Conditions
    As They May Deem Fit; III) Further to Paragraph 3
    (a) (ii) Above, the Shareholders Hereby Waive Their
    Pre-emptive Rights to Any Unsubscribed Shares Under
    the Rights Issue in the Event of an
    Under-subscription. IV) in Addition to Paragraph 3
    A (i) Above, the Contd                              Management  For           Abstain
    Contd Directors be and are Hereby Authorized to
    Raise, Whether by Way of A-public Offering, Private
    /special Placement, Rights Issue Or Other
    Methods,-additional Capital of Up to
    N200,000,000,000 (two Hundred Billion Naira)-
    Through the Issuance of Shares, Global Depository
    Receipts, Convertibles Or-non-convertibles, Medium
    Term Notes, Notes, Bonds and Or Any
    Other-instruments Either As A Standalone Or Byway
    of A Programme, in Such Tranches,-series Or
    Proportions, at Such Coupon Or Interest Rates,      Non-Voting                Non-Voting
    Within Such Maturity-periods, and on Such Terms and
    Conditions; Including Through A Book Building-
    Process Or Other Process All of Which Shall be As
    Determined by The-directors, Subject to Obtaining
    the Approvals of Relevant Regulatory-authorities V)
    the Directors be and are Hereby Authorised in the
    Event of An-over-subscription Contd                                           Non-Voting
    Contd of Shares in an Issue to the Public, to
    Capitalize the Excess Funds To-the Extent Permitted
    by the Relevant Regulatory Authorities and to
    Allot-additional Shares in A Manner Deemed Fit by
    Them, Provided Such Allotment Can- be Accommodated
    by the Company's Then Unissued Share Capital. Vi)
    in The-event That Such Further Capital Raise
    Referred to in 3 (a) (iv) Above be By-way of A


1109




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Rights Issue, the Directors be and are Hereby
    Authorised To-underwrite Such Issue on Such Terms
    and Conditions As the Directors May Deem-fit. the
    Directors be and are Hereby Authorized to Enter
    Into Any Agreements-and Or Execute Any Other
    Documents Necessary for and Or Incidental
    To-effecting the Resolutions Above. the Directors
    be and are Hereby Authorized-to Appoint Such
    Professional Parties and Perform All Such Other
    Acts and Do-all Such Contd                          Non-Voting                Non-Voting
    Contd Other Things As May be Necessary for Or
    Incidental to Effecting The-above Resolutions,
    Including Without Limitation, Complying with
    Directives Of-any Regulatory Authority              Non-Voting                Non-Voting
    12 Feb 2014: Please Note That This is A Revision
    Due to Receipt of Actual Reco-rd Date. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Pro-xy Form Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
PZ CUSSONS NIGERIA PLC
CUSIP: V7615J106
Meeting Date: 26-Sep-13   Meeting Type: Annual General Meeting
1   To Receive the Report and Accounts                  Management  For           Abstain
2   To Declare A Dividend                               Management  For           Abstain
3   To Re-elect Directors                               Management  For           Voted - For
4   To Authorise the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Abstain
5   To Elect Members of the Audit Committee             Management  For           Abstain
6   To Fix the Remuneration of the Directors            Management  For           Abstain
7   To Increase the Share Capital                       Management  For           Abstain
8   To Authorise Bonus Issue                            Management  For           Abstain
SAIPEM SPA, SAN DONATO MILANESE
CUSIP: T82000117
Meeting Date: 06-May-14   Meeting Type: Ordinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    303039 Due to Receipt of S-lates of Directors and
    Auditor Names Under Resolution 5 and 8. All Votes
    Recei-ved on the Previous Meeting Will be
    Disregarded and You Will Need to Reinstruc-t on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That the Italian Language Agenda is
    Available by Clicking on the U-rl Link:
    Https://materials.proxyvote.com/approved/99999
    Z/19840101/nps_199046.p-df                          Non-Voting                Non-Voting
1   Statutory Financial Statements at December 31, 2013
    of Saipem S.p.a. Relevant Deliberations.


1110




    GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Presentation of the Consolidated Financial
    Statements at December 31, 2013. Reports by the
    Board of Directors, the Statutory Auditors and the
    External Auditors                                   Management                Non-Voting
2   Allocation of Result                                Management                Non-Voting
3   Establishing the Number of Board Directors          Management                Non-Voting
4   Establishing the Duration of the Board Directors'
    Mandate                                             Management                Non-Voting
    Please Note That Although There are 2 Slates to be
    Elected As Directors, There-is Only 1 Slate
    Available to be Filled at the Meeting. the Standing
    Instructi-ons for This Meeting Will be Disabled
    And, If You Choose, You are Required To-vote for
    Only 1 of the 2 Slates. Thank You.                  Non-Voting                Non-Voting
5.1 Please Note That This is A Shareholders' Proposal:
    Appointment of Board Directors. List Presented by
    Eni Representing 42.924% of Company Stock Capital:
    Francesco Carbonetti (president Candidate,
    Independent), Umberto Vergine, Enrico Laghi
    (independent), Rosario Bifulco (independent), Nella
    Ciuccarelli (independent), Fabrizio Barbieri        Shareholder               Non-Voting
5.2 Please Note That This is A Shareholders' Proposal:
    Appointment of Board Directors. List Presented by
    Shareholders Representing 1.298 % of Company Stock
    Capital: Guido Guzzetti (independent), Nicla Picchi
    (independent), Federica Ferro-luzzi (independent)   Shareholder               Non-Voting
6   Appointment of the Chairman of the Board of
    Directors                                           Management                Non-Voting
7   Establishing the Remuneration of Board Directors    Management                Non-Voting
    Please Note That Although There are 2 Options to
    Indicate A Preference on This-resolution, Only One
    Can be Selected. the Standing Instructions for This
    Meet-ing Will be Disabled And, If You Choose, You
    are Required to Vote for Only 1 O-f the 2 Options
    Below, Your Other Votes Must be Either Against Or
    Abstain. Tha-nk You.                                Non-Voting                Non-Voting
8.1 Please Note That This is A Shareholders' Proposal:
    Appointment of Statutory Auditors. List Presented
    by Eni Representing 42.924 % of Company Stock
    Capital: Effective Auditors: Anna Gervasoni,
    Massimo Invernizzi. Alternate Auditor: Elisabetta
    Maria Corvi                                         Shareholder               Non-Voting
8.2 Please Note That This is A Shareholders' Proposal:
    Appointment of Statutory Auditors. List Presented
    by Shareholders Representing 1.298 % of Company
    Stock Capital: Effective Auditor: Mario Busso.
    Alternate Auditor: Paolo Domenico Sfameni           Shareholder               Non-Voting
9   Appointment of the Chairman of the Board of
    Statutory Auditors                                  Management                Non-Voting
10  Establishing the Remuneration of Statutory Auditors
    and of the Chairman of the Board of Statutory
    Auditors                                            Management                Non-Voting
11  Additional Fees to the External Auditors            Management                Non-Voting
12  New Long-term Monetary Incentive Plan               Management                Non-Voting


1111




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
13  Remuneration Report: Remuneration Policy            Management                Non-Voting
SEACOR HOLDINGS INC.
CUSIP: 811904101 TICKER: CKH
Meeting Date: 28-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Charles Fabrikant                                   Management  For           Voted - For
2   David R. Berz                                       Management  For           Voted - For
3   Pierre De Demandolx                                 Management  For           Voted - For
4   Oivind Lorentzen                                    Management  For           Voted - For
5   Andrew R. Morse                                     Management  For           Voted - For
6   R. Christopher Regan                                Management  For           Voted - For
7   Steven J. Wisch                                     Management  For           Voted - For
2.  Advisory Approval of the Company's Named Executive
    Officer Compensation                                Management  For           Voted - Against
3.  Reapproval of the Company's Management Incentive
    Plan                                                Management  For           Voted - For
4.  Approval of the 2014 Share Incentive Plan           Management  For           Voted - For
5.  Ratification of the Appointment of Ernst & Young
    LLP As Seacor's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014                                            Management  For           Voted - For
SKYE BANK PLC, LAGOS
CUSIP: V7796U128
Meeting Date: 28-May-14   Meeting Type: Annual General Meeting
1   To Receive and Consider the Audited Financial
    Statements for the Year Ended December 31 2013
    Together with the Reports of the Directors Auditors
    and the Audit Committee Thereon                     Management  For           Abstain
2   To Declare A Dividend                               Management  For           Voted - For
3   To Re-elect Directors                               Management  For           Abstain
4   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                     Management  For           Voted - For
5   To Elect Members of the Audit Committee             Management  For           Abstain
6   To Fix the Directors Fees for the Year Ending
    December 31 2014                                    Management  For           Abstain
SUBSEA 7 SA, LUXEMBOURG
CUSIP: L8882U106
Meeting Date: 27-Jun-14   Meeting Type: Annual General Meeting
1   To Consider (i) the Management Reports of the Board
    of Directors of the Compan-y in Respect of the
    Statutory and Consolidated Financial Statements of


1112




    GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Com-pany and (ii) the Reports of Deloitte S.a.,
    Luxembourg, Authorised Statutory A- Uditor
    ("reviseur D'entreprises Agree") on the Statutory
    Financial Statements-and the Consolidated Financial
    Statements of the Company, for the Fiscal
    Year-ended December 31, 2013, As Published on March
    13, 2014 and As are Available O-n the Company's
    Website at Www.subsea7.com                           Non-Voting                Non-Voting
2   To Approve the Statutory Financial Statements of
    the Company for the Fiscal Year Ended December 31,
    2013, As Published on March 13, 2014 and As are
    Available on the Company's Website at
    Www.subsea7.com                                      Management  For           Voted - For
3   To Approve the Consolidated Financial Statements of
    the Company for the Fiscal Year Ended December 31,
    2013, As Published on March 13, 2014 and As are
    Available on the Company's Website at
    Www.subsea7.com                                      Management  For           Voted - For
4   To Approve the Allocation of Results Including the
    Payment of A Dividend of the Company for the Fiscal
    Year Ended December 31, 2013, As Recommended by the
    Board of Directors of the Company, Namely A
    Dividend of Nok 3.60 Per Common Share, Payable on
    July 10, 2014                                        Management  For           Voted - For
5   To Discharge the Directors of the Company in
    Respect of the Proper Performance of Their Duties
    for the Fiscal Year Ended December 31, 2013          Management  For           Voted - For
6   To Elect Ernst and Young S.a., Luxembourg As
    Authorised Statutory Auditor ("reviseur
    D'entreprises Agree") to Audit the Statutory and
    Consolidated Financial Statements of the Company,
    for A Term to Expire at the Next Annual General
    Meeting of Shareholders                              Management  For           Voted - For
7   To Re-elect Mr Kristian Siem As A Director of the
    Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For
8   To Re-elect Sir Peter Mason As Senior Independent
    Director of the Company to Hold Office Until the
    Annual General Meeting of Shareholders to be Held
    in 2016 Or Until His Successor Has Been Duly Elected Management  For           Voted - For
9   To Re-elect Mr Eystein Eriksrud As A Director of
    the Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For
10  To Re-elect Mr Jean Cahuzac As A Director of the
    Company to Hold Office Until the Annual General
    Meeting of Shareholders to be Held in 2016 Or Until
    His Successor Has Been Duly Elected                  Management  For           Voted - For
11  To Re-elect Mr Robert Long As an Independent
    Director of the Company to Hold Office Until the
    Annual General Meeting of Shareholders to be Held
    in 2016 Or Until His Successor Has Been Duly Elected Management  For           Voted - For


1113




                        GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
TGS-NOPEC GEOPHYSICAL COMPANY ASA, NARSNES
CUSIP: R9138B102
Meeting Date: 03-Jun-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                          Non-Voting                Non-Voting
    Blocking Should Always be Applied, Record Date Or
    Not.                                                Non-Voting                Non-Voting
1   Election of Arne Didrik Kjornaes to Chair the
    Meeting and Election of A Person to Sign the
    Minutes of the General Meeting Together with the
    Meeting Chairman                                    Management  For           Voted - For
2   Approval of the Notice and Agenda for the Meeting   Management  For           Voted - For
3A  Approval of the Annual Accounts and Annual Report
    (including Presentation of Auditor's Report)        Management  For           Voted - For
3B  Approval of the Board of Directors' Proposal to
    Distribute Dividend for 2013 of Nok 8.5 Per Share   Management  For           Voted - For
4   Approval of the Auditors Fee                        Management  For           Voted - For
5.A Election of Director: Henry H. Hamilton III,
    Chairman                                            Management  For           Voted - For
5.B Election of Director: Dr. Colette Lewiner           Management  For           Voted - For
5.C Election of Director: Elisabeth Harstad             Management  For           Voted - For
5.D Election of Director: Mark Leonard                  Management  For           Voted - For
5.E Election of Director: Bengt Lie Hansen              Management  For           Voted - For
5.F Election of Director: Vicki Messer                  Management  For           Voted - For
5.G Election of Director: Tor Magne Lonnum              Management  For           Voted - For
6   Approval of Directors Fee for the Period 4 June
    2014 to the Ordinary General Meeting in June 2015   Management  For           Voted - For
7   Approval of Compensation to the Members of the
    Nomination Committee for the Period 5 June 2013 to
    4 June 2014                                         Management  For           Voted - For


1114




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   Election of Member to the Nomination Committee
    Jarle Sjo, Member                                    Management  For           Voted - For
9   Statement on Corporate Governance in Accordance
    with Section 3-3b of The-norwegian Accounting Act    Non-Voting                Non-Voting
10  Renewal of Authority to Acquire the Company's Shares Management  For           Voted - For
11  Reduction of Share Capital by Cancellation of
    Treasury Shares and Amendment of the Articles
    Section 5                                            Management  For           Voted - For
12  Advisory Vote on the Board of Directors Declaration
    Relevant to the Guidelines for Determination of
    Compensation to Executive Personnel                  Management  For           Voted - For
13  Approval of Long-term Incentive Stock Plan and
    Resolution to Issue Free-standing Warrants           Management  For           Voted - For
14  Authority to Increase the Share Capital              Management  For           Voted - For
    14 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolutions 1, 5g,
    8. If You Have Already Sent in Your Votes, Please
    Do Not-vote Again Unless You Decide to Amend Your
    Original Instructions. Thank You.                    Non-Voting                Non-Voting
TRANSNATIONAL CORPORATION OF NIGERIAN PLC, LAGOS
CUSIP: V9156N108
Meeting Date: 31-Mar-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements for the
    Year Ended December 31, 2013 and the Reports of the
    Directors, Auditors and Audit Committee Thereon      Management  For           Abstain
2   To Declare A Dividend                                Management  For           Abstain
3   To Re-elect Retiring Directors                       Management  For           Abstain
4   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                      Management  For           Voted - For
5   To Elect/re-elect Members of the Audit Committee     Management  For           Abstain
6   To Approve the Appointment of A Director             Management  For           Voted - For
U A C N PLC
CUSIP: V9220Z103
Meeting Date: 25-Jun-14   Meeting Type: Annual General Meeting
1   Lay Before the Members the Report of the Directors
    the Consolidated Statement of Financial Position of
    the Company As at 31 December 2013 Together with
    the Consolidated Statement of Comprehensive Income
    for the Year Ended on That Date and the Reports of
    the Auditors and the Audit Committee Thereon         Management  For           Abstain
2   Declare A Dividend                                   Management  For           Abstain
3   Re-elect Directors                                   Management  For           Abstain
4   Authorize the Directors to Fix the Remuneration of
    the Auditors                                         Management  For           Abstain
5   Elect Members of the Audit Committee                 Management  For           Abstain


1115




                          GLOBAL X NIGERIA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Fix the Remuneration of the Directors               Management  For           Abstain
7   That the Articles of Association of the Company be
    and is Hereby Amended by the Inserting the
    Following As Article 102 4 That the Directors May
    Hold Their Meetings by Physical Presence at Any
    Agreed Venue of the Meeting Or by Telephone
    Conference Call Or Video Conferencing Or by
    Electronic Circulation of Matters Requiring Board
    Consideration and Approval to the Directors         Management  For           Abstain
UNILEVER NIGERIA PLC
CUSIP: V9234B100
Meeting Date: 15-May-14   Meeting Type: Annual General Meeting
1   To Lay Before the Members the Report of the
    Directors the Audited Financial Statements for the
    Year Ended 31 December 2013 Together with the
    Reports of the Audit Committee and the Independent
    Auditors Thereon                                    Management  For           Abstain
2   To Declare A Dividend                               Management  For           Abstain
3   To Re-elect Directors                               Management  For           Voted - For
4   To Appoint A New Independent Auditor Notice is
    Hereby Given That the Proposed Independent Auditors
    is KPMG Professional Services                       Management  For           Voted - For
5   To Authorise the Directors to Fix the Remuneration
    of the Independent Auditors                         Management  For           Abstain
6   To Elect Members of the Audit Committee             Management  For           Abstain
7   To Fix the Directors Fees                           Management  For           Abstain
UNITED BANK FOR AFRICA
CUSIP: V9T62Y106
Meeting Date: 25-Apr-14   Meeting Type: Annual General Meeting
1   To Receive the Audited Accounts for the Year Ended
    December 31 2013 Together with the Reports of the
    Directors Auditors and the Audit Committee Thereon  Management  For           Abstain
2   To Declare A Dividend                               Management  For           Abstain
3   To Elect Re-elect Directors                         Management  For           Abstain
4   To Authorise the Directors to Fix the Remuneration
    of the Auditor's                                    Management  For           Abstain
5   To Elect Members of the Audit Committee             Management  For           Abstain
ZENITH BANK PLC, LAGOS
CUSIP: V9T871109
Meeting Date: 02-Apr-14   Meeting Type: Annual General Meeting
1   To Receive and Adopt the Audited Accounts for the
    Financial Year Ended 31st December 2013 the Reports


1116

GLOBAL X NIGERIA ETF




PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of the Directors Auditors and Audit Committee
    Thereon                                            Management  For           Voted - For
2   To Declare A Dividend                              Management  For           Voted - For
3   To Elect/re-elect Directors                        Management  For           Voted - For
4   To Authorize the Directors to Fix the Remuneration
    of the Auditors                                    Management  For           Voted - For
5   To Elect Members of the Audit Committee            Management  For           Voted - For
6   To Approve the Remuneration of the Directors for
    the Year Ending December 31 2014                   Management  For           Voted - For
    14 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolution 3.
    If You Have Already Sent in Your Votes, Please Do
    Not Retu-rn This Proxy Form Unless You Decide to
    Amend Your Original Instructions. Than-k You       Non-Voting                Non-Voting


1117




                         GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3M COMPANY
CUSIP: 88579Y101 TICKER: MMM
Meeting Date: 13-May-14  Meeting Type: Annual
1A. Election of Director: Linda G. Alvarado             Management  For           Voted - For
1B. Election of Director: Thomas "tony" K. Brown        Management  For           Voted - For
1C. Election of Director: Vance D. Coffman              Management  For           Voted - For
1D. Election of Director: Michael L. Eskew              Management  For           Voted - For
1E. Election of Director: Herbert L. Henkel             Management  For           Voted - For
1F. Election of Director: Muhtar Kent                   Management  For           Voted - For
1G. Election of Director: Edward M. Liddy               Management  For           Voted - For
1H. Election of Director: Inge G. Thulin                Management  For           Voted - For
1I. Election of Director: Robert J. Ulrich              Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As 3m's Independent Registered Public
    Accounting Firm.                                    Management  For           Voted - For
3.  Advisory Approval of Executive Compensation.        Management  For           Voted - For
4.  Stockholder Proposal on Right to Act by Written
    Consent.                                            Shareholder Against       Voted - For
ABBVIE INC.
CUSIP: 00287Y109 TICKER: ABBV
Meeting Date: 09-May-14  Meeting Type: Annual
1.  Director                                            Management
1   Robert J. Alpern                                    Management  For           Voted - For
2   Edward M. Liddy                                     Management  For           Voted - For
3   Frederick H. Waddell                                Management  For           Voted - For
2.  Ratification of Ernst & Young LLP As Abbvie's
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
3.  Say on Pay - an Advisory Vote on the Approval of
    Executive Compensation.                             Management  For           Voted - For
ALTRIA GROUP, INC.
CUSIP: 02209S103 TICKER: MO
Meeting Date: 14-May-14  Meeting Type: Annual
1A. Election of Director: Gerald L. Baliles             Management  For           Voted - For
1B. Election of Director: Martin J. Barrington          Management  For           Voted - For
1C. Election of Director: John T. Casteen III           Management  For           Voted - For
1D. Election of Director: Dinyar S. Devitre             Management  For           Voted - For
1E. Election of Director: Thomas F. Farrell II          Management  For           Voted - For
1F. Election of Director: Thomas W. Jones               Management  For           Voted - For
1G. Election of Director: Debra J. Kelly- Ennis         Management  For           Voted - For


1118




                           GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1H. Election of Director: W. Leo Kiely III              Management  For           Voted - For
1I. Election of Director: Kathryn B. Mcquade            Management  For           Voted - For
1J. Election of Director: George Munoz                  Management  For           Voted - For
1K. Election of Director: Nabil Y. Sakkab               Management  For           Voted - For
2.  Ratification of the Selection of Independent
    Registered Public Accounting Firm                   Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of the
    Company's Named Executive Officers                  Management  For           Voted - For
4.  Shareholder Proposal - Preparation of Health Effect
    and Cessation Materials for Poor and Less Formally
    Educated Tobacco Consumers                          Shareholder Against       Voted - Against
5.  Shareholder Proposal - Disclosure of Lobbying
    Policies and Practices                              Shareholder Against       Voted - Against
AMAZON.COM, INC.
CUSIP: 023135106 TICKER: AMZN
Meeting Date: 21-May-14    Meeting Type: Annual
1A. Election of Director: Jeffrey P. Bezos              Management  For           Voted - For
1B. Election of Director: Tom A. Alberg                 Management  For           Voted - For
1C. Election of Director: John Seely Brown              Management  For           Voted - For
1D. Election of Director: William B. Gordon             Management  For           Voted - For
1E. Election of Director: Jamie S. Gorelick             Management  For           Voted - For
1F. Election of Director: Alain Monie                   Management  For           Voted - For
1G. Election of Director: Jonathan J. Rubinstein        Management  For           Voted - For
1H. Election of Director: Thomas O. Ryder               Management  For           Voted - For
1I. Election of Director: Patricia Q. Stonesifer        Management  For           Voted - For
2.  Ratification of the Appointment of Ernst & Young
    LLP As Independent Auditors                         Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation     Management  For           Voted - For
4.  Shareholder Proposal Regarding A Report Concerning
    Corporate Political Contributions                   Shareholder Against       Voted - For
AMERICAN EXPRESS COMPANY
CUSIP: 025816109 TICKER: AXP
Meeting Date: 12-May-14    Meeting Type: Annual
1A. Election of Director: Charlene Barshefsky           Management  For           Voted - For
1B. Election of Director: Ursula Burns                  Management  For           Voted - For
1C. Election of Director: Kenneth Chenault              Management  For           Voted - For
1D. Election of Director: Peter Chernin                 Management  For           Voted - For
1E. Election of Director: Anne Lauvergeon               Management  For           Voted - For
1F. Election of Director: Theodore Leonsis              Management  For           Voted - For
1G. Election of Director: Richard Levin                 Management  For           Voted - For
1H. Election of Director: Richard Mcginn                Management  For           Voted - For
1I. Election of Director: Samuel Palmisano              Management  For           Voted - For
1J. Election of Director: Steven Reinemund              Management  For           Voted - For


1119




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1K. Election of Director: Daniel Vasella                Management  For           Voted - For
1L. Election of Director: Robert Walter                 Management  For           Voted - For
1M. Election of Director: Ronald Williams               Management  For           Voted - For
2.  Ratification of Appointment of
    PricewaterhouseCoopers LLP As our Independent
    Registered Public Accounting Firm for 2014.         Management  For           Voted - For
3.  Advisory Resolution to Approve Executive
    Compensation.                                       Management  For           Voted - For
4.  Shareholder Proposal Relating to Annual Disclosure
    of Eeo-1 Data.                                      Shareholder Against       Voted - Against
5.  Shareholder Proposal Relating to Report on Privacy,
    Data Security and Government Requests.              Shareholder Against       Voted - Against
6.  Shareholder Proposal Relating to Action by Written
    Consent.                                            Shareholder Against       Voted - For
7.  Shareholder Proposal for Executives to Retain
    Significant Stock.                                  Shareholder Against       Voted - Against
AMERICAN INTERNATIONAL GROUP, INC.
CUSIP: 026874784 TICKER: AIG
Meeting Date: 12-May-14 Meeting Type: Annual
1A. Election of Director: Robert H. Benmosche           Management  For           Voted - For
1B. Election of Director: W. Don Cornwell               Management  For           Voted - For
1C. Election of Director: Peter R. Fisher               Management  For           Voted - For
1D. Election of Director: John H. Fitzpatrick           Management  For           Voted - For
1E. Election of Director: William G. Jurgensen          Management  For           Voted - For
1F. Election of Director: Christopher S. Lynch          Management  For           Voted - For
1G. Election of Director: Arthur C. Martinez            Management  For           Voted - For
1H. Election of Director: George L. Miles, Jr.          Management  For           Voted - For
1I. Election of Director: Henry S. Miller               Management  For           Voted - For
1J. Election of Director: Robert S. Miller              Management  For           Voted - For
1K. Election of Director: Suzanne Nora Johnson          Management  For           Voted - For
1L. Election of Director: Ronald A. Rittenmeyer         Management  For           Voted - For
1M. Election of Director: Douglas M. Steenland          Management  For           Voted - For
1N. Election of Director: Theresa M. Stone              Management  For           Voted - For
2.  To Vote, on A Non-binding Advisory Basis, to
    Approve Executive Compensation.                     Management  For           Voted - For
3.  To Act Upon A Proposal to Amend and Restate Aig's
    Restated Certificate of Incorporation to Continue
    to Restrict Certain Transfers of Aig Common Stock
    in Order to Protect Aig's Tax Attributes.           Management  For           Voted - For
4.  To Act Upon A Proposal to Ratify the Amendment to
    Extend the Expiration of the American International
    Group, Inc. Tax Asset Protection Plan.              Management  For           Voted - For
5.  To Act Upon A Proposal to Ratify the Selection of
    PricewaterhouseCoopers LLP As Aig's Independent
    Registered Public Accounting Firm for 2014.         Management  For           Voted - For


1120




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AMERICAN TOWER CORPORATION
CUSIP: 03027X100 TICKER: AMT
Meeting Date: 20-May-14 Meeting Type: Annual
1A. Election of Director: Raymond P. Dolan               Management  For           Voted - For
1B. Election of Director: Ronald M. Dykes                Management  For           Voted - For
1C. Election of Director: Carolyn F. Katz                Management  For           Voted - For
1D. Election of Director: Gustavo Lara Cantu             Management  For           Voted - For
1E. Election of Director: Joann A. Reed                  Management  For           Voted - For
1F. Election of Director: Pamela D.a. Reeve              Management  For           Voted - For
1G. Election of Director: David E. Sharbutt              Management  For           Voted - For
1H. Election of Director: James D. Taiclet, Jr.          Management  For           Voted - For
1I. Election of Director: Samme L. Thompson              Management  For           Voted - For
2.  To Ratify the Selection of Deloitte & Touche LLP As
    the Company's Independent Registered Public
    Accounting Firm for 2014.                            Management  For           Voted - For
3.  To Approve, on an Advisory Basis, the Company's
    Executive Compensation.                              Management  For           Voted - For
AMGEN INC.
CUSIP: 031162100 TICKER: AMGN
Meeting Date: 15-May-14 Meeting Type: Annual
1A  Election of Director: Dr. David Baltimore            Management  For           Voted - For
1B  Election of Director: Mr. Frank J. Biondi, Jr.       Management  For           Voted - For
1C  Election of Director: Mr. Robert A. Bradway          Management  For           Voted - For
1D  Election of Director: Mr. Francois De Carbonnel      Management  For           Voted - For
1E  Election of Director: Dr. Vance D. Coffman           Management  For           Voted - For
1F  Election of Director: Mr. Robert A. Eckert           Management  For           Voted - For
1G  Election of Director: Mr. Greg C. Garland            Management  For           Voted - For
1H  Election of Director: Dr. Rebecca M. Henderson       Management  For           Voted - For
1I  Election of Director: Mr. Frank C. Herringer         Management  For           Voted - For
1J  Election of Director: Dr. Tyler Jacks                Management  For           Voted - For
1K  Election of Director: Ms. Judtih C. Pelham           Management  For           Voted - For
1L  Election of Director: Dr. Ronald D. Sugar            Management  For           Voted - For
2   To Ratify the Selection of Ernst & Young LLP As our
    Independent Registered Public Accountants for the
    Fiscal Year Ending December 31, 2014.                Management  For           Voted - For
3   Advisory Vote to Approve our Executive Compensation. Management  For           Voted - For
4   Stockholder Proposal #1 (vote Tabulation)            Shareholder Against       Voted - Against
ANGLO AMERICAN PLC, LONDON
CUSIP: G03764134
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Report and Accounts                   Management  For           Voted - For


1121

GLOBAL X PERMANENT ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Declare A Final Dividend                          Management  For           Voted - For
3   To Elect Judy Dlamini As A Director the Company      Management  For           Voted - For
4   To Elect Mphu Ramatlapeng As A Director of the
    Company                                              Management  For           Voted - For
5   To Elect Jim Rutherford As A Director of the Company Management  For           Voted - For
6   To Re-elect Mark Cutifani As A Director of the
    Company                                              Management  For           Voted - For
7   To Re-elect Byron Grote As A Director of the Company Management  For           Voted - For
8   To Re-elect Sir Philip Hampton As A Director of the
    Company                                              Management  For           Voted - For
9   To Re-elect Rene Medori As A Director of the Company Management  For           Voted - For
10  To Re-elect Phuthuma Nhleko As A Director of the
    Company                                              Management  For           Voted - For
11  To Re-elect Ray Orourke As A Director of the Company Management  For           Voted - For
12  To Re-elect Sir John Parker As A Director of the
    Company                                              Management  For           Voted - For
13  To Re-elect Anne Stevens As A Director of the
    Company                                              Management  For           Voted - For
14  To Re-elect Jack Thompson As A Director of the
    Company                                              Management  For           Voted - For
15  To Re-appoint Deloitte LLP As Auditors of the
    Company for the Year                                 Management  For           Voted - For
16  To Authorise the Directors to Determine the
    Remuneration of the Auditors                         Management  For           Voted - For
17  To Approve the Remuneration Policy                   Management  For           Voted - For
18  To Approve the Implementation Report Contained in
    the Director's Remuneration Report                   Management  For           Voted - For
19  To Approve the Rules of the Share Plan 2014          Management  For           Voted - For
20  To Authorise the Directors to Allot Shares           Management  For           Voted - For
21  To Disapply Pre-emption Rights                       Management  For           Voted - For
22  To Authorise the Purchase of Own Shares              Management  For           Voted - For
23  To Authorise the Directors to Call General Meetings
    Other Than an Agm on Not Less Than 14 Clear Days
    Notice                                               Management  For           Voted - Against
APPLE INC.
CUSIP: 037833100 TICKER: AAPL
Meeting Date: 28-Feb-14  Meeting Type: Annual
1.  Director                                             Management
1   William Campbell                                     Management  For           Voted - For
2   Timothy Cook                                         Management  For           Voted - For
3   Millard Drexler                                      Management  For           Voted - For
4   Al Gore                                              Management  For           Voted - For
5   Robert Iger                                          Management  For           Voted - For
6   Andrea Jung                                          Management  For           Voted - For
7   Arthur Levinson                                      Management  For           Voted - For
8   Ronald Sugar                                         Management  For           Voted - For


1122




                         GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  The Amendment of the Company's Restated Articles of
    Incorporation (the "articles") to Facilitate the
    Implementation of Majority Voting for the Election
    of Directors in an Uncontested Election by
    Eliminating Article Vii, Which Relates to the Term
    of Directors and the Transition from A Classified
    Board of Directors to A Declassified Structure      Management  For           Voted - For
3.  The Amendment of the Articles to Eliminate the
    "blank Check" Authority of the Board to Issue
    Preferred Stock                                     Management  For           Voted - For
4.  The Amendment of the Articles to Establish A Par
    Value for the Company's Common Stock of $0.00001
    Per Share                                           Management  For           Voted - For
5.  Ratification of the Appointment of Ernst & Young
    LLP As the Company's Independent Registered Public
    Accounting Firm for 2014                            Management  For           Voted - For
6.  A Non-binding Advisory Resolution to Approve
    Executive Compensation                              Management  For           Voted - For
7.  The Approval of the Apple Inc. 2014 Employee Stock
    Plan                                                Management  For           Voted - For
8.  A Shareholder Proposal by John Harrington and
    Northstar Asset Management Inc. Entitled "board
    Committee on Human Rights" to Amend the Company's
    Bylaws                                              Shareholder Against       Voted - Against
9.  A Shareholder Proposal by the National Center for
    Public Policy Research of A Non-binding Advisory
    Resolution Entitled "report on Company Membership
    and Involvement with Certain Trade Associations and
    Business Organizations"                             Shareholder Against       Voted - Against
10. A Shareholder Proposal by Carl Icahn of A
    Non-binding Advisory Resolution That the Company
    Commit to Completing Not Less Than $50 Billion of
    Share Repurchases During Its 2014 Fiscal Year (and
    Increase the Authorization Under Its Capital Return
    Program Accordingly)                                Shareholder               Abstain
11. A Shareholder Proposal by James Mcritchie of A
    Non-binding Advisory Resolution Entitled "proxy
    Access for Shareholders"                            Shareholder Against       Voted - Against
ARCHER-DANIELS-MIDLAND COMPANY
CUSIP: 039483102 TICKER: ADM
Meeting Date: 01-May-14  Meeting Type: Annual
1A. Election of Director: A.l. Boeckmann                Management  For           Voted - For
1B. Election of Director: M.h. Carter                   Management  For           Voted - For
1C. Election of Director: T.k. Crews                    Management  For           Voted - For
1D. Election of Director: P. Dufour                     Management  For           Voted - For
1E. Election of Director: D.e. Felsinger                Management  For           Voted - For
1F. Election of Director: A. Maciel                     Management  For           Voted - For
1G. Election of Director: P.j. Moore                    Management  For           Voted - For
1H. Election of Director: T.f. O'neill                  Management  For           Voted - For


1123




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1I. Election of Director: F. Sanchez                     Management  For           Voted - For
1J. Election of Director: D. Shih                        Management  For           Voted - For
1K. Election of Director: K.r. Westbrook                 Management  For           Voted - For
1L. Election of Director: P.a. Woertz                    Management  For           Voted - For
2.  Ratify the Appointment of Ernst & Young LLP As
    Independent Auditors for the Year Ending December
    31, 2014.                                            Management  For           Voted - For
3.  Advisory Vote on Executive Compensation.             Management  For           Voted - For
4.  Independent Board Chairman.                          Shareholder Against       Voted - For
AT&T INC.
CUSIP: 00206R102 TICKER: T
Meeting Date: 25-Apr-14 Meeting Type: Annual
1A. Election of Director: Randall L. Stephenson          Management  For           Voted - For
1B. Election of Director: Reuben V. Anderson             Management  For           Voted - For
1C. Election of Director: Jaime Chico Pardo              Management  For           Voted - For
1D. Election of Director: Scott T. Ford                  Management  For           Voted - For
1E. Election of Director: James P. Kelly                 Management  For           Voted - For
1F. Election of Director: Jon C. Madonna                 Management  For           Voted - For
1G. Election of Director: Michael B. Mccallister         Management  For           Voted - For
1H. Election of Director: John B. Mccoy                  Management  For           Voted - For
1I. Election of Director: Beth E. Mooney                 Management  For           Voted - For
1J. Election of Director: Joyce M. Roche                 Management  For           Voted - For
1K. Election of Director: Matthew K. Rose                Management  For           Voted - For
1L. Election of Director: Cynthia B. Taylor              Management  For           Voted - For
1M. Election of Director: Laura D'andrea Tyson           Management  For           Voted - For
2.  Ratification of Appointment of Independent Auditors. Management  For           Voted - For
3.  Advisory Approval of Executive Compensation.         Management  For           Voted - For
4.  Approve Severance Policy.                            Management  For           Voted - For
5.  Political Report.                                    Shareholder Against       Voted - Against
6.  Lobbying Report.                                     Shareholder Against       Voted - Against
7.  Written Consent.                                     Shareholder Against       Voted - For
AVALONBAY COMMUNITIES, INC.
CUSIP: 053484101  TICKER: AVB
Meeting Date: 21-May-14 Meeting Type: Annual
1.  Director                                             Management
1   Glyn F. Aeppel                                       Management  For           Voted - For
2   Alan B. Buckelew                                     Management  For           Voted - For
3   Bruce A. Choate                                      Management  For           Voted - For
4   John J. Healy, Jr.                                   Management  For           Voted - For
5   Timothy J. Naughton                                  Management  For           Voted - For
6   Lance R. Primis                                      Management  For           Voted - For
7   Peter S. Rummell                                     Management  For           Voted - For
8   H. Jay Sarles                                        Management  For           Voted - For


1124

GLOBAL X PERMANENT ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   W. Edward Walter                                    Management  For           Voted - For
2.  To Ratify the Selection of Ernst & Young LLP As the
    Company's Independent Auditors for the Year Ending
    December 31, 2014.                                  Management  For           Voted - For
3.  To Adopt A Resolution Approving, on A Non-binding
    Advisory Basis, the Compensation Paid to the
    Company's Named Executive Officers, As Disclosed
    Pursuant to Item 402 of Regulation S-k, Including
    the Compensation Discussion and Analysis,
    Compensation Tables and Narrative Discussion Set
    Forth in the Proxy Statement.                       Management  For           Voted - For
4.  To Approve Performance Goals Under the Avalonbay
    Communities, Inc. 2009 Stock Option and Incentive
    Plan.                                               Management  For           Voted - For
5.  To Adopt A Stockholder Proposal, If Properly
    Presented at the Meeting, That the Board of
    Directors Adopt A Policy Addressing the Separation
    of the Roles of Ceo and Chairman.                   Shareholder Against       Voted - For
BANK OF AMERICA CORPORATION
CUSIP: 060505104 TICKER: BAC
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: Sharon L. Allen               Management  For           Voted - For
1B. Election of Director: Susan S. Bies                 Management  For           Voted - For
1C. Election of Director: Jack O. Bovender, Jr.         Management  For           Voted - For
1D. Election of Director: Frank P. Bramble, Sr.         Management  For           Voted - For
1E. Election of Director: Pierre J.p. De Weck           Management  For           Voted - For
1F. Election of Director: Arnold W. Donald              Management  For           Voted - For
1G. Election of Director: Charles K. Gifford            Management  For           Voted - For
1H. Election of Director: Charles O. Holliday, Jr.      Management  For           Voted - For
1I. Election of Director: Linda P. Hudson               Management  For           Voted - For
1J. Election of Director: Monica C. Lozano              Management  For           Voted - For
1K. Election of Director: Thomas J. May                 Management  For           Voted - For
1L. Election of Director: Brian T. Moynihan             Management  For           Voted - For
1M. Election of Director: Lionel L. Nowell, III         Management  For           Voted - For
1N. Election of Director: Clayton S. Rose               Management  For           Voted - For
1O. Election of Director: R. David Yost                 Management  For           Voted - For
2.  An Advisory (non-binding) Resolution to Approve
    Executive Compensation (say on Pay).                Management  For           Voted - For
3.  Ratification of the Appointment of our Registered
    Independent Public Accounting Firm for 2014.        Management  For           Voted - For
4.  Approval of Amendment to the Series T Preferred
    Stock.                                              Management  For           Voted - For
5.  Stockholder Proposal - Cumulative Voting in
    Director Elections.                                 Shareholder Against       Voted - Against
6.  Stockholder Proposal - Proxy Access.                Shareholder Against       Voted - Against
7.  Stockholder Proposal - Climate Change Report.       Shareholder Against       Voted - Against
8.  Stockholder Proposal - Lobbying Report.             Shareholder Against       Voted - For


1125




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
BERKSHIRE HATHAWAY INC.
CUSIP: 084670702 TICKER: BRKB
Meeting Date: 03-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Warren E. Buffett                                   Management  For           Voted - For
2   Charles T. Munger                                   Management  For           Voted - For
3   Howard G. Buffett                                   Management  For           Voted - For
4   Stephen B. Burke                                    Management  For           Voted - For
5   Susan L. Decker                                     Management  For           Voted - For
6   William H. Gates III                                Management  For           Voted - For
7   David S. Gottesman                                  Management  For           Voted - For
8   Charlotte Guyman                                    Management  For           Voted - For
9   Donald R. Keough                                    Management  For           Voted - For
10  Thomas S. Murphy                                    Management  For           Voted - For
11  Ronald L. Olson                                     Management  For           Voted - For
12  Walter Scott, Jr.                                   Management  For           Voted - For
13  Meryl B. Witmer                                     Management  For           Voted - For
2   Non-binding Resolution to Approve the Compensation
    of the Company's Named Executive Officers, As
    Described in the 2014 Proxy Statement.              Management  For           Voted - For
3   Non-binding Resolution to Determine the Frequency
    (whether Annual, Biennial Or Triennial) with Which
    Shareholders of the Company Shall be Entitled to
    Have an Advisory Vote on Executive Compensation.    Management  3 Years       Voted - 3 Years
4   Shareholder Proposal Regarding Greenhouse Gas and
    Other Air Emissions.                                Shareholder Against       Voted - Against
5   Shareholder Proposal Regarding Dividends.           Shareholder Against       Voted - Against
BHP BILLITON LIMITED
CUSIP: 088606108 TICKER: BHP
Meeting Date: 21-Nov-13   Meeting Type: Annual
1.  To Receive the 2013 Financial Statements and
    Reports for Bhp Billiton                            Management  For           Voted - For
2.  To Appoint KPMG LLP As the Auditor of Bhp Billiton
    PLC                                                 Management  For           Voted - For
3.  To Authorise the Risk and Audit Committee to Agree
    to the Remuneration of the Auditor of Bhp Billiton
    PLC                                                 Management  For           Voted - For
4.  To Renew the General Authority to Issue Shares in
    Bhp Billiton PLC                                    Management  For           Voted - For
5.  To Approve the Authority to Issue Shares in Bhp
    Billiton PLC for Cash                               Management  For           Voted - For
6.  To Approve the Repurchase of Shares in Bhp Billiton
    PLC                                                 Management  For           Voted - For
7.  To Approve the 2013 Remuneration Report             Management  For           Voted - For
8.  To Adopt New Long Term Incentive Plan Rules         Management  For           Voted - For


1126

GLOBAL X PERMANENT ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9.  To Approve Grants to Andrew Mackenzie                Management  For           Voted - For
10. To Elect Andrew Mackenzie As A Director of Bhp
    Billiton                                             Management  For           Voted - For
11. To Re-elect Malcolm Broomhead As A Director of Bhp
    Billiton                                             Management  For           Voted - For
12. To Re-elect Sir John Buchanan As A Director of Bhp
    Billiton                                             Management  For           Voted - For
13. To Re-elect Carlos Cordeiro As A Director of Bhp
    Billiton                                             Management  For           Voted - For
14. To Re-elect David Crawford As A Director of Bhp
    Billiton                                             Management  For           Voted - For
15. To Re-elect Pat Davies As A Director of Bhp Billiton Management  For           Voted - For
16. To Re-elect Carolyn Hewson As A Director of Bhp
    Billiton                                             Management  For           Voted - For
17. To Re-elect Lindsay Maxsted As A Director of Bhp
    Billiton                                             Management  For           Voted - For
18. To Re-elect Wayne Murdy As A Director of Bhp
    Billiton                                             Management  For           Voted - For
19. To Re-elect Keith Rumble As A Director of Bhp
    Billiton                                             Management  For           Voted - For
20. To Re-elect John Schubert As A Director of Bhp
    Billiton                                             Management  For           Voted - For
21. To Re-elect Shriti Vadera As A Director of Bhp
    Billiton                                             Management  For           Voted - For
22. To Re-elect Jac Nasser As A Director of Bhp Billiton Management  For           Voted - For
23. To Elect Ian Dunlop As A Director of Bhp Billiton
    (this Candidate is Not Endorsed by the Board)        Shareholder Against       Voted - Against
BP PLC, LONDON
CUSIP: G12793108
Meeting Date: 10-Apr-14 Meeting Type: Annual General Meeting
1   To Receive the Annual Report and Accounts for the
    Year Ended 31 December 2013                          Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report (other Than the Part Containing the
    Directors' Remuneration Policy Referred to in
    Resolution 3) Contained Within the Annual Report
    and Accounts for the Financial Year Ended 31
    December 2013                                        Management  For           Voted - Against
3   To Receive and Approve the Directors' Remuneration
    Policy in the Directors' Remuneration Report
    Contained Within the Annual Report and Accounts for
    the Financial Year Ended 31 December 2013            Management  For           Voted - For
4   To Re-elect Mr R W Dudley As A Director              Management  For           Voted - For
5   To Re-elect Mr I C Conn As A Director                Management  For           Voted - For
6   To Re-elect Dr B Gilvary As A Director               Management  For           Voted - For
7   To Re-elect Mr P M Anderson As A Director            Management  For           Voted - For
8   To Re-elect Admiral F L Bowman As A Director         Management  For           Voted - For
9   To Re-elect Mr A Burgmans As A Director              Management  For           Voted - For
10  To Re-elect Mrs C B Carroll As A Director            Management  For           Voted - For


1127

GLOBAL X PERMANENT ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Re-elect Mr G David As A Director                 Management  For           Voted - For
12  To Re-elect Mr I E L Davis As A Director             Management  For           Voted - For
13  To Re-elect Professor Dame Ann Dowling As A Director Management  For           Voted - For
14  To Re-elect Mr B R Nelson As A Director              Management  For           Voted - For
15  To Re-elect Mr F P Nhleko As A Director              Management  For           Voted - For
16  To Re-elect Mr A B Shilston As A Director            Management  For           Voted - For
17  To Re-elect Mr C-h Svanberg As A Director            Management  For           Voted - For
18  To Reappoint Ernst & Young LLP As Auditors from the
    Conclusion of the Meeting Until the Conclusion of
    the Next General Meeting Before Which Accounts are
    Laid and to Authorize the Directors to Fix the
    Auditors' Remuneration                               Management  For           Voted - For
19  To Approve the Renewal of the Bp Executive
    Directors' Incentive Plan (the 'plan'), the
    Principal Terms of Which are Summarised in the
    Appendix to This Notice of Meeting and A Copy of
    Which is Produced to the Meeting Initialled by the
    Chairman for the Purpose of Identification, for A
    Further Ten Years, and to Authorize the Directors
    to Do All Acts and Things That They May Consider
    Necessary Or Expedient to Carry the Plan Into Effect Management  For           Voted - For
20  To Determine, in Accordance with Article 93 of the
    Company's Articles of Association, That the
    Remuneration of the Directors Shall be Such Amount
    As the Directors Shall Decide Not Exceeding in
    Aggregate Gbp 5,000,000 Per Annum                    Management  For           Voted - For
21  To Renew, for the Period Ending on the Date of the
    Annual General Meeting in 2015 Or 10 July 2015,
    Whichever is the Earlier, the Authority and Power
    Conferred on the Directors by the Company's
    Articles of Association to Allot Relevant
    Securities Up to an Aggregate Nominal Amount Equal
    to the Section 551 Amount of Usd3,076 Million        Management  For           Voted - For
22  To Renew, for the Period Ending on the Date of the
    Annual General Meeting in 2015 Or 10 July 2015,
    Whichever is the Earlier, the Authority and Power
    Conferred on the Directors by the Company's
    Articles of Association to Allot Equity Securities
    Wholly for Cash: A. in Connection with A Rights
    Issue; and B. Otherwise Than in Connection with A
    Rights Issue Up to an Aggregate Nominal Amount
    Equal to the Section 561 Amount of Usd 231 Million   Management  For           Voted - For
23  To Authorize the Company Generally and
    Unconditionally to Make Market Purchases (as
    Defined in Section 693(4) of the Companies Act
    2006) of Ordinary Shares with Nominal Value of Usd
    0.25 Each in the Company, Provided That: A. the
    Company Does Not Purchase Under This Authority More
    Than 1.8 Billion Ordinary Shares; B. the Company
    Does Not Pay Less Than Usd 0.25 for Each Share;
    and C. the Company Does Not Pay More for Each Share
    Than 5% Over the Average of the Middle Market
    Price of the Ordinary Shares for the Five Business
    Days Immediately Preceding the Date on Which the
    Company Agrees to Buy the Shares Concerned, Based


1128




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    on Share Prices and Currency Exchange Rates
    Published in the Daily Official List of the London
    Stock Exchange. in Executing This Authority, the
    Company May Purchase Shares Using Any Currency,
    Including Pounds Contd                              Management  For           Voted - For
    Contd Sterling, Us Dollars and Euros. This
    Authority Shall Continue for The-period Ending on
    the Date of the Annual General Meeting in 2015 Or
    10 July-2015, Whichever is the Earlier, Provided
    That, If the Company Has Agreed-before This Date to
    Purchase Ordinary Shares Where These Purchases Will
    Or-may be Executed After the Authority Terminates
    (either Wholly Or in Part),-the Company May
    Complete Such Purchases                             Non-Voting                Non-Voting
24  To Authorize the Calling of General Meetings of the
    Company (not Being an Annual General Meeting) by
    Notice of at Least 14 Clear Days                    Management  For           Voted - Against
    10 Mar 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Resolutions 21,
    22 and 23. If You Have Already Sent in Your Votes,
    Pleas-e Do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instr-uctions. Thank
    You.                                                Non-Voting                Non-Voting
BRISTOL-MYERS SQUIBB COMPANY
CUSIP: 110122108 TICKER: BMY
Meeting Date: 06-May-14   Meeting Type: Annual
1A. Election of Director: L. Andreotti                  Management  For           Voted - For
1B. Election of Director: L.b. Campbell                 Management  For           Voted - For
1C. Election of Director: J.m. Cornelius                Management  For           Voted - For
1D. Election of Director: L.h. Glimcher, M.D.           Management  For           Voted - For
1E. Election of Director: M. Grobstein                  Management  For           Voted - For
1F. Election of Director: A.j. Lacy                     Management  For           Voted - For
1G. Election of Director: T.j. Lynch, Jr., M.D.         Management  For           Voted - For
1H. Election of Director: D.c. Paliwal                  Management  For           Voted - For
1I. Election of Director: V.l. Sato, Ph.D.              Management  For           Voted - For
1J. Election of Director: G.l. Storch                   Management  For           Voted - For
1K. Election of Director: T.d. West, Jr.                Management  For           Voted - For
2.  Ratification of the Appointment of Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of our
    Named Executive Officers.                           Management  For           Voted - Against
4.  Simple Majority Vote.                               Shareholder               Voted - For


1129




                          GLOBAL X PERMANENT ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHEVRON CORPORATION
CUSIP: 166764100 TICKER: CVX
Meeting Date: 28-May-14   Meeting Type: Annual
1A. Election of Director: L.f. Deily                  Management  For           Voted - For
1B. Election of Director: R.e. Denham                 Management  For           Voted - For
1C. Election of Director: A.p. Gast                   Management  For           Voted - For
1D. Election of Director: E. Hernandez, Jr.           Management  For           Voted - For
1E. Election of Director: J.m. Huntsman, Jr.          Management  For           Voted - For
1F. Election of Director: G.l. Kirkland               Management  For           Voted - For
1G. Election of Director: C.w. Moorman                Management  For           Voted - For
1H. Election of Director: K.w. Sharer                 Management  For           Voted - For
1I. Election of Director: J.g. Stumpf                 Management  For           Voted - For
1J. Election of Director: R.d. Sugar                  Management  For           Voted - For
1K. Election of Director: C. Ware                     Management  For           Voted - For
1L. Election of Director: J.s. Watson                 Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Registered Public Accounting Firm                 Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officer
    Compensation                                      Management  For           Voted - For
4.  Charitable Contributions Disclosure               Shareholder Against       Voted - Against
5.  Lobbying Disclosure                               Shareholder Against       Voted - Against
6.  Shale Energy Operations                           Shareholder Against       Voted - Against
7.  Independent Chairman                              Shareholder Against       Voted - For
8.  Special Meetings                                  Shareholder Against       Voted - Against
9.  Independent Director with Environmental Expertise Shareholder Against       Voted - Against
10. Country Selection Guidelines                      Shareholder Against       Voted - Against
CISCO SYSTEMS, INC.
CUSIP: 17275R102 TICKER: CSCO
Meeting Date: 19-Nov-13   Meeting Type: Annual
1A. Election of Director: Carol A. Bartz              Management  For           Voted - For
1B. Election of Director: Marc Benioff                Management  For           Voted - For
1C. Election of Director: Gregory Q. Brown            Management  For           Voted - For
1D. Election of Director: M. Michele Burns            Management  For           Voted - For
1E. Election of Director: Michael D. Capellas         Management  For           Voted - For
1F. Election of Director: John T. Chambers            Management  For           Voted - For
1G. Election of Director: Brian L. Halla              Management  For           Voted - For
1H. Election of Director: Dr. John L. Hennessy        Management  For           Voted - For
1I. Election of Director: Dr. Kristina M. Johnson     Management  For           Voted - For
1J. Election of Director: Roderick C. Mcgeary         Management  For           Voted - For
1K. Election of Director: Arun Sarin                  Management  For           Voted - For
1L. Election of Director: Steven M. West              Management  For           Voted - For
2.  Approval of Amendment and Restatement of the 2005
    Stock Incentive Plan.                             Management  For           Voted - For


1130




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Approval, on an Advisory Basis, of Executive
    Compensation.                                        Management  For           Voted - For
4.  Ratification of PricewaterhouseCoopers LLP As
    Cisco's Independent Registered Public Accounting
    Firm for Fiscal 2014.                                Management  For           Voted - For
5.  Approval to Have Cisco Hold A Competition for
    Giving Public Advice on the Voting Items in the
    Proxy Filing for Cisco's 2014 Annual Shareowners
    Meeting.                                             Shareholder Against       Voted - Against
CITIGROUP INC.
CUSIP: 172967424 TICKER: C
Meeting Date: 22-Apr-14   Meeting Type: Annual
1A. Election of Director: Michael L. Corbat              Management  For           Voted - For
1B. Election of Director: Duncan P. Hennes               Management  For           Voted - For
1C. Election of Director: Franz B. Humer                 Management  For           Voted - For
1D. Election of Director: Eugene M. Mcquade              Management  For           Voted - For
1E. Election of Director: Michael E. O'neill             Management  For           Voted - For
1F. Election of Director: Gary M. Reiner                 Management  For           Voted - For
1G. Election of Director: Judith Rodin                   Management  For           Voted - For
1H. Election of Director: Robert L. Ryan                 Management  For           Voted - For
1I. Election of Director: Anthony M. Santomero           Management  For           Voted - For
1J. Election of Director: Joan E. Spero                  Management  For           Voted - For
1K. Election of Director: Diana L. Taylor                Management  For           Voted - For
1L. Election of Director: William S. Thompson, Jr.       Management  For           Voted - For
1M. Election of Director: James S. Turley                Management  For           Voted - For
1N. Election of Director: Ernesto Zedillo Ponce De Leon  Management  For           Voted - For
2.  Proposal to Ratify the Selection of KPMG LLP As
    Citi's Independent Registered Public Accounting
    Firm for 2014.                                       Management  For           Voted - For
3.  Advisory Approval of Citi's 2013 Executive
    Compensation.                                        Management  For           Voted - Against
4.  Approval of the Citigroup 2014 Stock Incentive Plan. Management  For           Voted - For
5.  Stockholder Proposal Requesting That Executives
    Retain A Significant Portion of Their Stock Until
    Reaching Normal Retirement Age.                      Shareholder Against       Voted - Against
6.  Stockholder Proposal Requesting A Report on
    Lobbying and Grassroots Lobbying Contributions.      Shareholder Against       Voted - Against
7.  Stockholder Proposal Requesting That the Board
    Institute A Policy to Make It More Practical to
    Deny Indemnification for Directors.                  Shareholder Against       Voted - Against
8.  Stockholder Proposal Requesting Proxy Access for
    Shareholders.                                        Shareholder Against       Voted - Against


1131




                         GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
COMCAST CORPORATION
CUSIP: 20030N101 TICKER: CMCSA
Meeting Date: 21-May-14  Meeting Type: Annual
1.  Director                                           Management
1   Kenneth J. Bacon                                   Management  For           Voted - For
2   Sheldon M. Bonovitz                                Management  For           Voted - For
3   Edward D. Breen                                    Management  For           Voted - For
4   Joseph J. Collins                                  Management  For           Voted - For
5   J. Michael Cook                                    Management  For           Voted - For
6   Gerald L. Hassell                                  Management  For           Voted - For
7   Jeffrey A. Honickman                               Management  For           Voted - For
8   Eduardo G. Mestre                                  Management  For           Voted - For
9   Brian L. Roberts                                   Management  For           Voted - For
10  Ralph J. Roberts                                   Management  For           Voted - For
11  Johnathan A. Rodgers                               Management  For           Voted - For
12  Dr. Judith Rodin                                   Management  For           Voted - For
2.  Ratification of the Appointment of our Independent
    Auditors                                           Management  For           Voted - For
3.  Approval, on an Advisory Basis, of our Executive
    Compensation                                       Management  For           Voted - Against
4.  To Prepare an Annual Report on Lobbying Activities Shareholder Against       Voted - Against
5.  To Prohibit Accelerated Vesting Upon A Change in
    Control                                            Shareholder Against       Voted - For
CVS CAREMARK CORPORATION
CUSIP: 126650100 TICKER: CVS
Meeting Date: 08-May-14  Meeting Type: Annual
1.1 Election of Director: C. David Brown II            Management  For           Voted - For
1.2 Election of Director: Nancy-ann M. Deparle         Management  For           Voted - For
1.3 Election of Director: David W. Dorman              Management  For           Voted - For
1.4 Election of Director: Anne M. Finucane             Management  For           Voted - For
1.5 Election of Director: Larry J. Merlo               Management  For           Voted - For
1.6 Election of Director: Jean-pierre Millon           Management  For           Voted - For
1.7 Election of Director: Richard J. Swift             Management  For           Voted - For
1.8 Election of Director: William C. Weldon            Management  For           Voted - For
1.9 Election of Director: Tony L. White                Management  For           Voted - For
2   Proposal to Ratify Independent Public Accounting
    Firm for 2014.                                     Management  For           Voted - For
3   Say on Pay - an Advisory Vote on the Approval of
    Executive Compensation.                            Management  For           Voted - For


1132




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
EBAY INC.
CUSIP: 278642103 TICKER: EBAY
Meeting Date: 13-May-14 Meeting Type: Annual
1   Director                                            Management
1   Fred D. Anderson                                    Management  For           Voted - For
2   Edward W. Barnholt                                  Management  For           Voted - For
3   Scott D. Cook                                       Management  For           Voted - For
4   John J. Donahoe                                     Management  For           Voted - For
2   To Approve, on an Advisory Basis, the Compensation
    of our Named Executive Officers.                    Management  For           Voted - For
3   To Approve the Amendment and Restatement of our
    2008 Equity Incentive Award Plan.                   Management  For           Voted - For
4   To Ratify the Appointment of PricewaterhouseCoopers
    LLP As our Independent Auditors for our Fiscal Year
    Ending December 31, 2014.                           Management  For           Voted - For
5   To Consider A Stockholder Proposal Submitted by
    John Chevedden Regarding Stockholder Action by
    Written Consent Without A Meeting, If Properly
    Presented Before the Meeting.                       Shareholder Against       Voted - For
6   Proposal Withdrawn                                  Shareholder               Abstain
EQUITY RESIDENTIAL
CUSIP: 29476L107 TICKER: EQR
Meeting Date: 12-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   John W. Alexander                                   Management  For           Voted - For
2   Charles L. Atwood                                   Management  For           Voted - For
3   Linda Walker Bynoe                                  Management  For           Voted - For
4   Mary Kay Haben                                      Management  For           Voted - For
5   Bradley A. Keywell                                  Management  For           Voted - For
6   John E. Neal                                        Management  For           Voted - For
7   David J. Neithercut                                 Management  For           Voted - For
8   Mark S. Shapiro                                     Management  For           Voted - For
9   Gerald A. Spector                                   Management  For           Voted - For
10  B. Joseph White                                     Management  For           Voted - For
11  Samuel Zell                                         Management  For           Voted - For
2.  Ratification of the Selection of Ernst & Young LLP
    As the Company's Independent Auditor for 2014.      Management  For           Voted - For
3.  Approval of Executive Compensation.                 Management  For           Voted - For


1133




                        GLOBAL X PERMANENT ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
EXXON MOBIL CORPORATION
CUSIP: 30231G102 TICKER: XOM
Meeting Date: 28-May-14 Meeting Type: Annual
1.  Director                                        Management
1   M.J. Boskin                                     Management  For           Voted - For
2   P. Brabeck-letmathe                             Management  For           Voted - For
3   U.M. Burns                                      Management  For           Voted - For
4   L.R. Faulkner                                   Management  For           Voted - For
5   J.S. Fishman                                    Management  For           Voted - For
6   H.H. Fore                                       Management  For           Voted - For
7   K.C. Frazier                                    Management  For           Voted - For
8   W.W. George                                     Management  For           Voted - For
9   S.J. Palmisano                                  Management  For           Voted - For
10  S.s Reinemund                                   Management  For           Voted - For
11  R.W. Tillerson                                  Management  For           Voted - For
12  W.C. Weldon                                     Management  For           Voted - For
2.  Ratification of Independent Auditors            Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation Management  For           Voted - For
4.  Majority Vote for Directors                     Shareholder Against       Voted - For
5.  Limit Directorships                             Shareholder Against       Voted - Against
6.  Amendment of Eeo Policy                         Shareholder Against       Voted - For
7.  Report on Lobbying                              Shareholder Against       Voted - Against
8.  Greenhouse Gas Emissions Goals                  Shareholder Against       Voted - Against
GENERAL ELECTRIC COMPANY
CUSIP: 369604103 TICKER: GE
Meeting Date: 23-Apr-14 Meeting Type: Annual
A1  Election of Director: W. Geoffrey Beattie       Management  For           Voted - For
A2  Election of Director: John J. Brennan           Management  For           Voted - For
A3  Election of Director: James I. Cash, Jr.        Management  For           Voted - For
A4  Election of Director: Francisco D'souza         Management  For           Voted - For
A5  Election of Director: Marijn E. Dekkers         Management  For           Voted - For
A6  Election of Director: Ann M. Fudge              Management  For           Voted - For
A7  Election of Director: Susan J. Hockfield        Management  For           Voted - For
A8  Election of Director: Jeffrey R. Immelt         Management  For           Voted - For
A9  Election of Director: Andrea Jung               Management  For           Voted - For
A10 Election of Director: Robert W. Lane            Management  For           Voted - For
A11 Election of Director: Rochelle B. Lazarus       Management  For           Voted - For
A12 Election of Director: James J. Mulva            Management  For           Voted - For
A13 Election of Director: James E. Rohr             Management  For           Voted - For
A14 Election of Director: Mary L. Schapiro          Management  For           Voted - For
A15 Election of Director: Robert J. Swieringa       Management  For           Voted - For
A16 Election of Director: James S. Tisch            Management  For           Voted - For
A17 Election of Director: Douglas A. Warner III     Management  For           Voted - For


1134




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
B1  Advisory Approval of our Named Executives'
    Compensation                                         Management  For           Voted - For
B2  Ratification of Selection of Independent Auditor
    for 2014                                             Management  For           Voted - For
C1  Cumulative Voting                                    Shareholder Against       Voted - Against
C2  Senior Executives Hold Option Shares for Life        Shareholder Against       Voted - Against
C3  Multiple Candidate Elections                         Shareholder Against       Voted - Against
C4  Right to Act by Written Consent                      Shareholder Against       Voted - For
C5  Cessation of All Stock Options and Bonuses           Shareholder Against       Voted - Against
C6  Sell the Company                                     Shareholder Against       Voted - Against
GENERAL GROWTH PROPERTIES, INC
CUSIP: 370023103 TICKER: GGP
Meeting Date: 16-May-14 Meeting Type: Annual
1A. Election of Director: Richard B. Clark               Management  For           Voted - Against
1B. Election of Director: Mary Lou Fiala                 Management  For           Voted - For
1C. Election of Director: J. Bruce Flatt                 Management  For           Voted - For
1D. Election of Director: John K. Haley                  Management  For           Voted - For
1E. Election of Director: Daniel B. Hurwitz              Management  For           Voted - For
1F. Election of Director: Brian W. Kingston              Management  For           Voted - For
1G. Election of Director: Sandeep Mathrani               Management  For           Voted - For
1H. Election of Director: David J. Neithercut            Management  For           Voted - For
1I. Election of Director: Mark R. Patterson              Management  For           Voted - For
2.  Ratification of the Selection of Independent
    Registered Public Accounting Firm.                   Management  For           Voted - For
3.  Approval, on an Advisory Basis, of the Compensation
    Paid to the Named Executive Officers.                Management  For           Voted - Against
GILEAD SCIENCES, INC.
CUSIP: 375558103 TICKER: GILD
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: John F. Cogan                  Management  For           Voted - For
1B. Election of Director: Etienne F. Davignon            Management  For           Voted - For
1C. Election of Director: Carla A. Hills                 Management  For           Voted - For
1D. Election of Director: Kevin E. Lofton                Management  For           Voted - For
1E. Election of Director: John W. Madigan                Management  For           Voted - For
1F. Election of Director: John C. Martin                 Management  For           Voted - For
1G. Election of Director: Nicholas G. Moore              Management  For           Voted - For
1H. Election of Director: Richard J. Whitley             Management  For           Voted - For
1I. Election of Director: Gayle E. Wilson                Management  For           Voted - For
1J. Election of Director: Per Wold-olsen                 Management  For           Voted - For
2.  To Ratify the Selection of Ernst & Young LLP by the
    Audit Committee of the Board of Directors As the
    Independent Registered Public Accounting Firm of
    Gilead for the Fiscal Year Ending December 31, 2014. Management  For           Voted - For


1135




                           GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  To Vote on A Proposed Amendment to Gilead's
    Restated Certificate of Incorporation to Designate
    Delaware Chancery Court As the Exclusive Forum for
    Certain Legal Actions.                              Management  For           Voted - Against
4.  To Approve, on an Advisory Basis, the Compensation
    of our Named Executive Officers As Presented in the
    Proxy Statement.                                    Management  For           Voted - For
5.  To Vote on A Stockholder Proposal, If Properly
    Presented at the Meeting, Requesting That the Board
    Adopt A Policy That the Chairman of the Board of
    Directors be an Independent Director.               Shareholder Against       Voted - For
6.  To Vote on A Stockholder Proposal, If Properly
    Presented at the Meeting, Requesting That the Board
    Take Steps to Permit Stockholder Action by Written
    Consent.                                            Shareholder Against       Voted - For
7.  To Vote on A Stockholder Proposal, If Properly
    Presented at the Meeting, Requesting That the Board
    Adopt A Policy That Incentive Compensation for the
    Chief Executive Officer Include Non-financial
    Measures Based on Patient Access to Gilead's
    Medicines.                                          Shareholder Against       Voted - Against
GLENCORE XSTRATA PLC, ST HELIER
CUSIP: G39420107
Meeting Date: 20-May-14    Meeting Type: Annual General Meeting
1   That the Company's Name be Changed to Glencore PLC
    and That the Memorandum of Association of the
    Company be Amended by the Deletion of the First
    Paragraph Thereof and the Insertion in Its Place of
    the Following: the Name of the Company is Glencore
    PLC                                                 Management  For           Voted - For
2   That the Articles of Association Produced to the
    Meeting and Initialled by the Chairman of the
    Meeting for Purposes of Identification be Adopted
    As the Articles of Association of the Company in
    Substitution For, and to the Exclusion Of, the
    Existing Articles of Association                    Management  For           Voted - For
3   To Receive the Company's Accounts and the Reports
    of the Directors and Auditors for the Year Ended
    31dec2013 (2013 Annual Report)                      Management  For           Voted - For
4   To Approve A Final Distribution of Usd0.111 Per
    Ordinary Share for the Year Ended 31dec2013 Which
    the Directors Propose, and the Shareholders
    Resolve, is to be Paid Only from the Capital
    Contribution Reserves of the Company                Management  For           Voted - For
5   To Re-elect Anthony Hayward (interim Chairman) As A
    Director                                            Management  For           Voted - For
6   To Re-elect Leonhard Fischer (independent
    Non-executive Director) As A Director               Management  For           Voted - For
7   To Re-elect William Macaulay (independent
    Non-executive Director) As A Director               Management  For           Voted - For


1136




    GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Re-elect IVan Glasenberg (chief Executive
    Officer) As A Director                              Management  For           Voted - For
9   To Elect Peter Coates (non-executive Director) As A
    Director                                            Management  For           Voted - For
10  To Elect John Mack (independent Non- Executive
    Director) As A Director                             Management  For           Voted - For
11  To Elect Peter Grauer (independent Non-executive
    Director) As A Director                             Management  For           Voted - For
12  To Approve the Directors' Remuneration Report in
    the 2013 Annual Report (excluding the Directors'
    Remuneration Policy As Set Out in Part A of the
    Directors' Remuneration Report)                     Management  For           Voted - For
13  To Approve the Directors' Remuneration Policy As
    Set Out in Part A of the Directors' Remuneration
    Report in the 2013 Annual Report                    Management  For           Voted - For
14  To Re-appoint Deloitte LLP As the Company's
    Auditors to Hold Office Until the Conclusion of the
    Next General Meeting at Which Accounts are Laid     Management  For           Voted - For
15  To Authorise the Audit Committee to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
16  To Renew the Authority Conferred on the Directors
    Pursuant to Article 10.2 of the Company's Articles
    of Association (the Articles) to Allot Shares Or
    Grant Rights to Subscribe for Or to Convert Any
    Security Into Shares for an Allotment Period (as
    Defined in the Articles) Commencing on the Date of
    the Passing of This Resolution and Ending on the
    Earlier of 30 June 2015 and the Conclusion of the
    Companys Agm in 2015, and for That Purpose the
    Authorised Allotment Amount (as Defined in the
    Articles) Shall be U.S.d44,261,351                  Management  For           Voted - For
17  That Subject to the Passing of Resolution 2 the
    Directors be and are Hereby Authorised to Offer and
    Allot Ordinary Shares to Ordinary Shareholders in
    Lieu of A Cash Distribution from Time to Time Or
    for Such Period As They May Determine Pursuant to
    the Terms of Article 142 of the Articles Provided
    That the Authority Conferred by This Resolution
    Shall Expire on 20 May 2019                         Management  For           Voted - For
18  Subject to and Conditionally Upon the Passing of
    Resolution 16, to Empower the Directors Pursuant to
    Article 10.3 of the Articles to Allot Equity
    Securities for an Allotment Period (each As Defined
    in the Articles) Commencing on the Date of the
    Passing of This Resolution and Ending on the
    Earlier of 30 June 2015 and the Conclusion of the
    Company's Agm in 2015 Wholly for Cash As If Article
    11 of the Articles Did Not Apply to Such Allotment
    And, for the Purposes of Article Paragraph 10.3(c),
    the Non-pre-emptive Amount (as Defined in the
    Articles) Shall be U.S.d6,639,203                   Management  For           Voted - For
19  That: (i) the Company be and is Hereby Generally
    and Unconditionally Authorised Pursuant to Article
    57 of the Companies (jersey) Law 1991 (the
    Companies Law) to Make Market Purchases of Ordinary


1137




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares, Provided That: (a) the Maximum Number of
    Ordinary Shares                                     Management  For           Voted - For
    Authorised to be Purchased is 1,327,840,547 (b) the
    Minimum Price, Exclusive of Any Expenses, Which May
    be Paid for an Ordinary Share is U.S.d0.01; (c) the
    Maximum Price, Exclusive of Any Expenses, Which May
    be Paid for an Ordinary Share Shall be the Higher
    Of: 1. an Amount Equal to 5 Per Cent, Above the
    Average of the Middle Market Quotations for
    Ordinary Shares Contd                                                         Non-Voting
    Contd Taken from the London Stock Exchange Daily
    Official List for the Five-business Days
    Immediately Preceding the Day on Which Such Shares
    Are-contracted to be Purchased; and 2. the Higher
    of the Price of the Last-independent Trade and the
    Highest Current Independent Bid on the London
    Stock-exchange Daily Official List at the Time That
    the Purchase is Carried Out;-and (d) the Authority
    Hereby Conferred Shall Expire on the Earlier of
    The- Conclusion of the Company's Agm Contd          Non-Voting                Non-Voting
    Contd in 2015 Or on 30 June 2015 (except That the
    Company May Make A Contract-to Purchase Ordinary
    Shares Under This Authority Before Such
    Authority-expires, Which Will Or May be Executed
    Wholly Or Partly After the Expiry Of-such
    Authority, and May Make Purchases of Ordinary
    Shares in Pursuance of Any-such Contract As If Such
    Authority Had Not Expired); and (ii) the Company
    Be- and is Hereby Generally and Unconditionally
    Contd                                               Non-Voting                Non-Voting
    Contd Authorised Pursuant to Article 58a of the
    Companies Law, to Hold, If-the Directors So Desire,
    As Treasury Shares, Any Ordinary Shares
    Purchased-pursuant to the Authority Conferred by
    Paragraph (i) of This Resolution                    Non-Voting                Non-Voting
    06 May 2014: Please Note That This is A Revision
    Due to Application of Record-date. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unless-you Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
GOOGLE INC.
CUSIP: 38259P508 TICKER: GOOG
Meeting Date: 14-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Larry Page                                          Management  For           Voted - For
2   Sergey Brin                                         Management  For           Vote Withheld
3   Eric E. Schmidt                                     Management  For           Voted - For
4   L. John Doerr                                       Management  For           Voted - For
5   Diane B. Greene                                     Management  For           Voted - For
6   John L. Hennessy                                    Management  For           Voted - For


1138




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Ann Mather                                          Management  For           Voted - For
8   Paul S. Otellini                                    Management  For           Voted - For
9   K. Ram Shriram                                      Management  For           Voted - For
10  Shirley M. Tilghman                                 Management  For           Voted - For
2.  The Ratification of the Appointment of Ernst &
    Young LLP As Google's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  The Approval of 2013 Compensation Awarded to Named
    Executive Officers.                                 Management  For           Voted - Against
4.  A Stockholder Proposal Regarding Equal Shareholder
    Voting, If Properly Presented at the Meeting.       Shareholder Against       Voted - For
5.  A Stockholder Proposal Regarding A Lobbying Report,
    If Properly Presented at the Meeting.               Shareholder Against       Voted - For
6.  A Stockholder Proposal Regarding the Adoption of A
    Majority Vote Standard for the Election of
    Directors, If Properly Presented at the Meeting.    Shareholder Against       Voted - For
7.  A Stockholder Proposal Regarding Tax Policy
    Principles, If Properly Presented at the Meeting.   Shareholder Against       Voted - Against
8.  A Stockholder Proposal Regarding an Independent
    Chairman of the Board Policy, If Properly Presented
    at the Meeting.                                     Shareholder Against       Voted - For
HCP, INC.
CUSIP: 40414L109 TICKER: HCP
Meeting Date: 01-May-14 Meeting Type: Annual
1A. Election of Director: Brian G. Cartwright           Management  For           Voted - For
1B. Election of Director: Christine N. Garvey           Management  For           Voted - For
1C. Election of Director: David B. Henry                Management  For           Voted - For
1D. Election of Director: Lauralee E. Martin            Management  For           Voted - For
1E. Election of Director: Michael D. Mckee              Management  For           Voted - For
1F. Election of Director: Peter L. Rhein                Management  For           Voted - For
1G. Election of Director: Joseph P. Sullivan            Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As Hcp's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  Approval, on an Advisory Basis, of Executive
    Compensation.                                       Management  For           Voted - For
4.  Approval of the Hcp, Inc. 2014 Performance
    Incentive Plan.                                     Management  For           Voted - For
HEALTH CARE REIT, INC.
CUSIP: 42217K106 TICKER: HCN
Meeting Date: 01-May-14 Meeting Type: Annual
1A. Election of Director: William C. Ballard, Jr.       Management  For           Voted - For
1B. Election of Director: George L. Chapman             Management  For           Voted - For


1139




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1C. Election of Director: Thomas J. Derosa              Management  For           Voted - For
1D. Election of Director: Jeffrey H. Donahue            Management  For           Voted - For
1E. Election of Director: Peter J. Grua                 Management  For           Voted - For
1F. Election of Director: Fred S. Klipsch               Management  For           Voted - For
1G. Election of Director: Timothy J. Naughton           Management  For           Voted - For
1H. Election of Director: Sharon M. Oster               Management  For           Voted - For
1I. Election of Director: Judith C. Pelham              Management  For           Voted - For
1J. Election of Director: R. Scott Trumbull             Management  For           Voted - For
2.  The Ratification of the Appointment of Ernst &
    Young LLP As Independent Registered Public
    Accounting Firm for the Fiscal Year 2014.           Management  For           Voted - Against
3.  Approval of the Compensation of the Named Executive
    Officers As Disclosed in the Proxy Statement
    Pursuant to the Compensation Disclosure Rules of
    the Sec.                                            Management  For           Voted - Against
4.  The Approval of an Amendment to the Second Restated
    Certificate of Incorporation to Increase the Number
    of Authorized Shares of Common Stock from
    400,000,000 to 700,000,000 for General Corporate
    Purposes.                                           Management  For           Voted - For
HONEYWELL INTERNATIONAL INC.
CUSIP: 438516106 TICKER: HON
Meeting Date: 28-Apr-14 Meeting Type: Annual
1A. Election of Director: Gordon M. Bethune             Management  For           Voted - For
1B. Election of Director: Kevin Burke                   Management  For           Voted - For
1C. Election of Director: Jaime Chico Pardo             Management  For           Voted - For
1D. Election of Director: David M. Cote                 Management  For           Voted - For
1E. Election of Director: D. Scott Davis                Management  For           Voted - For
1F. Election of Director: Linnet F. Deily               Management  For           Voted - For
1G. Election of Director: Judd Gregg                    Management  For           Voted - For
1H. Election of Director: Clive Hollick                 Management  For           Voted - For
1I. Election of Director: Grace D. Lieblein             Management  For           Voted - For
1J. Election of Director: George Paz                    Management  For           Voted - For
1K. Election of Director: Bradley T. Sheares            Management  For           Voted - For
1L. Election of Director: Robin L. Washington           Management  For           Voted - For
2.  Approval of Independent Accountants.                Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
4.  Independent Board Chairman.                         Shareholder Against       Voted - For
5.  Right to Act by Written Consent.                    Shareholder Against       Voted - For
6.  Eliminate Accelerated Vesting in A Change in
    Control.                                            Shareholder Against       Voted - Against
7.  Political Lobbying and Contributions.               Shareholder Against       Voted - For


1140




                         GLOBAL X PERMANENT ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
INTEL CORPORATION
CUSIP: 458140100 TICKER: INTC
Meeting Date: 22-May-14  Meeting Type: Annual
1A. Election of Director: Charlene Barshefsky         Management  For           Voted - For
1B. Election of Director: Andy D. Bryant              Management  For           Voted - For
1C. Election of Director: Susan L. Decker             Management  For           Voted - For
1D. Election of Director: John J. Donahoe             Management  For           Voted - For
1E. Election of Director: Reed E. Hundt               Management  For           Voted - For
1F. Election of Director: Brian M. Krzanich           Management  For           Voted - For
1G. Election of Director: James D. Plummer            Management  For           Voted - For
1H. Election of Director: David S. Pottruck           Management  For           Voted - For
1I. Election of Director: Frank D. Yeary              Management  For           Voted - For
1J. Election of Director: David B. Yoffie             Management  For           Voted - For
2.  Ratification of Selection of Ernst & Young LLP As
    our Independent Registered Public Accounting Firm
    for the Current Year                              Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation   Management  For           Voted - For
INTERNATIONAL BUSINESS MACHINES CORP.
CUSIP: 459200101 TICKER: IBM
Meeting Date: 29-Apr-14  Meeting Type: Annual
1A. Election of Director: A.j.p. Belda                Management  For           Voted - For
1B. Election of Director: W.r. Brody                  Management  For           Voted - For
1C. Election of Director: K.i. Chenault               Management  For           Voted - For
1D. Election of Director: M.l. Eskew                  Management  For           Voted - For
1E. Election of Director: D.n. Farr                   Management  For           Voted - For
1F. Election of Director: S.a. Jackson                Management  For           Voted - For
1G. Election of Director: A.n. Liveris                Management  For           Voted - For
1H. Election of Director: W.j. Mcnerney, Jr.          Management  For           Voted - For
1I. Election of Director: J.w. Owens                  Management  For           Voted - For
1J. Election of Director: V.m. Rometty                Management  For           Voted - For
1K. Election of Director: J.e. Spero                  Management  For           Voted - For
1L. Election of Director: S. Taurel                   Management  For           Voted - For
1M. Election of Director: L.h. Zambrano               Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Registered Public Accounting Firm (page 71)       Management  For           Voted - For
3.  Advisory Vote on Executive Compensation (page 72) Management  For           Voted - For
4.  Approval of Long-term Incentive Performance Terms
    for Certain Executives Pursuant to Section 162(m)
    of the Internal Revenue Code (page 73)            Management  For           Voted - For
5.  Adoption of the Ibm 2014 Employees Stock Purchase
    Plan (page 76)                                    Management  For           Voted - For
6.  Stockholder Proposal for Disclosure of Lobbying
    Policies and Practices (page 78)                  Shareholder Against       Voted - Against


1141




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.  Stockholder Proposal on the Right to Act by Written
    Consent (page 79)                                   Shareholder Against       Voted - For
8.  Stockholder Proposal to Limit Accelerated Executive
    Pay (page 80)                                       Shareholder Against       Voted - Against
JOHNSON & JOHNSON
CUSIP: 478160104 TICKER: JNJ
Meeting Date: 24-Apr-14 Meeting Type: Annual
1A. Election of Director: Mary Sue Coleman              Management  For           Voted - For
1B. Election of Director: James G. Cullen               Management  For           Voted - For
1C. Election of Director: Ian E.l. Davis                Management  For           Voted - For
1D. Election of Director: Alex Gorsky                   Management  For           Voted - For
1E. Election of Director: Susan L. Lindquist            Management  For           Voted - For
1F. Election of Director: Mark B. Mcclellan             Management  For           Voted - For
1G. Election of Director: Anne M. Mulcahy               Management  For           Voted - For
1H. Election of Director: Leo F. Mullin                 Management  For           Voted - For
1I. Election of Director: William D. Perez              Management  For           Voted - For
1J. Election of Director: Charles Prince                Management  For           Voted - For
1K. Election of Director: A. Eugene Washington          Management  For           Voted - For
1L. Election of Director: Ronald A. Williams            Management  For           Voted - For
2.  Advisory Vote to Approve Named Executive Officer
    Compensation                                        Management  For           Voted - For
3.  Ratification of Appointment of Independent
    Registered Public Accounting Firm for 2014          Management  For           Voted - For
4.  Shareholder Proposal - Executives to Retain
    Significant Stock                                   Shareholder Against       Voted - Against
JPMORGAN CHASE & CO.
CUSIP: 46625H100 TICKER: JPM
Meeting Date: 20-May-14 Meeting Type: Annual
1A. Election of Director: Linda B. Bammann              Management  For           Voted - For
1B. Election of Director: James A. Bell                 Management  For           Voted - For
1C. Election of Director: Crandall C. Bowles            Management  For           Voted - For
1D. Election of Director: Stephen B. Burke              Management  For           Voted - For
1E. Election of Director: James S. Crown                Management  For           Voted - For
1F. Election of Director: James Dimon                   Management  For           Voted - For
1G. Election of Director: Timothy P. Flynn              Management  For           Voted - For
1H. Election of Director: Laban P. Jackson, Jr.         Management  For           Voted - For
1I. Election of Director: Michael A. Neal               Management  For           Voted - For
1J. Election of Director: Lee R. Raymond                Management  For           Voted - For
1K. Election of Director: William C. Weldon             Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation                                        Management  For           Voted - Against
3.  Ratification of Independent Registered Public
    Accounting Firm                                     Management  For           Voted - For


1142

GLOBAL X PERMANENT ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Lobbying Report - Require Annual Report on Lobbying  Shareholder Against       Voted - Against
5.  Special Shareowner Meetings - Reduce Threshold to
    15% Rather Than 20% and Remove Procedural Provisions Shareholder Against       Voted - Against
6.  Cumulative Voting - Require Cumulative Voting for
    Directors Rather Than One-share One-vote             Shareholder Against       Voted - Against
MASTERCARD INCORPORATED
CUSIP: 57636Q104 TICKER: MA
Meeting Date: 03-Jun-14 Meeting Type: Annual
1A. Election of Director: Richard Haythornthwaite        Management  For           Voted - For
1B. Election of Director: Ajay Banga                     Management  For           Voted - For
1C. Election of Director: Silvio Barzi                   Management  For           Voted - For
1D. Election of Director: David R. Carlucci              Management  For           Voted - For
1E. Election of Director: Steven J. Freiberg             Management  For           Voted - For
1F. Election of Director: Julius Genachowski             Management  For           Voted - For
1G. Election of Director: Merit E. Janow                 Management  For           Voted - For
1H. Election of Director: Nancy J. Karch                 Management  For           Voted - For
1I. Election of Director: Marc Olivie                    Management  For           Voted - For
1J. Election of Director: Rima Qureshi                   Management  For           Voted - For
1K. Election of Director: Jose Octavio Reyes Lagunes     Management  For           Voted - For
1L. Election of Director: Jackson P. Tai                 Management  For           Voted - For
1M. Election of Director: Edward Suning Tian             Management  For           Voted - For
2.  Advisory Approval of the Company's Executive
    Compensation                                         Management  For           Voted - For
3.  Ratification of the Appointment of
    PricewaterhouseCoopers LLP As the Independent
    Registered Public Accounting Firm for 2014.          Management  For           Voted - For
MCDONALD'S CORPORATION
CUSIP: 580135101 TICKER: MCD
Meeting Date: 22-May-14 Meeting Type: Annual
1A. Election of Director: Susan E. Arnold                Management  For           Voted - For
1B. Election of Director: Richard H. Lenny               Management  For           Voted - For
1C. Election of Director: Walter E. Massey               Management  For           Voted - For
1D. Election of Director: Cary D. Mcmillan               Management  For           Voted - For
1E. Election of Director: Sheila A. Penrose              Management  For           Voted - For
1F. Election of Director: John W. Rogers, Jr.            Management  For           Voted - For
1G. Election of Director: Roger W. Stone                 Management  For           Voted - For
1H. Election of Director: Miles D. White                 Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.     Management  For           Voted - For
3.  Approval of Performance Goals for Awards Under the
    Mcdonald's Corporation 2009 Cash Incentive Plan.     Management  For           Voted - For
4.  Advisory Vote to Approve the Appointment of Ernst &
    Young LLP As Independent Auditor for 2014.           Management  For           Voted - For


1143




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.  Advisory Vote Requesting the Ability for
    Shareholders to Act by Written Consent, If
    Presented.                                          Shareholder Against       Voted - For
MERCK & CO., INC.
CUSIP: 58933Y105 TICKER: MRK
Meeting Date: 27-May-14 Meeting Type: Annual
1A. Election of Director: Leslie A. Brun                Management  For           Voted - For
1B. Election of Director: Thomas R. Cech                Management  For           Voted - For
1C. Election of Director: Kenneth C. Frazier            Management  For           Voted - For
1D. Election of Director: Thomas H. Glocer              Management  For           Voted - For
1E. Election of Director: William B. Harrison Jr.       Management  For           Voted - For
1F. Election of Director: C. Robert Kidder              Management  For           Voted - For
1G. Election of Director: Rochelle B. Lazarus           Management  For           Voted - For
1H. Election of Director: Carlos E. Represas            Management  For           Voted - For
1I. Election of Director: Patricia F. Russo             Management  For           Voted - For
1J. Election of Director: Craig B. Thompson             Management  For           Voted - For
1K. Election of Director: Wendell P. Weeks              Management  For           Voted - For
1L. Election of Director: Peter C. Wendell              Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
3.  Ratification of the Appointment of the Company's
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
4.  Shareholder Proposal Concerning Shareholders' Right
    to Act by Written Consent.                          Shareholder Against       Voted - For
5.  Shareholder Proposal Concerning Special Shareowner
    Meetings.                                           Shareholder Against       Voted - Against
MICROSOFT CORPORATION
CUSIP: 594918104  TICKER: MSFT
Meeting Date: 19-Nov-13 Meeting Type: Annual
1.  Election of Director: Steven A. Ballmer             Management  For           Voted - For
2.  Election of Director: Dina Dublon                   Management  For           Voted - For
3.  Election of Director: William H. Gates III          Management  For           Voted - For
4.  Election of Director: Maria M. Klawe                Management  For           Voted - For
5.  Election of Director: Stephen J. Luczo              Management  For           Voted - For
6.  Election of Director: David F. Marquardt            Management  For           Voted - For
7.  Election of Director: Charles H. Noski              Management  For           Voted - For
8.  Election of Director: Helmut Panke                  Management  For           Voted - For
9.  Election of Director: John W. Thompson              Management  For           Voted - For
10. Approve Material Terms of the Performance Criteria
    Under the Executive Officer Incentive Plan          Management  For           Voted - For
11. Advisory Vote on Executive Compensation             Management  For           Voted - For
12. Ratification of Deloitte & Touche LLP As our
    Independent Auditor for Fiscal Year 2014            Management  For           Voted - For


1144




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
MONSANTO COMPANY
CUSIP: 61166W101 TICKER: MON
Meeting Date: 28-Jan-14   Meeting Type: Annual
1A. Election of Director: Gregory H. Boyce               Management  For           Voted - For
1B. Election of Director: Laura K. Ipsen                 Management  For           Voted - For
1C. Election of Director: William U. Parfet              Management  For           Voted - For
1D. Election of Director: George H. Poste, Ph.D., D.v.m. Management  For           Voted - For
2.  Ratify the Appointment of Deloitte & Touche LLP As
    our Independent Registered Public Accounting Firm
    for Fiscal 2014.                                     Management  For           Voted - For
3.  Advisory (non-binding) Vote to Approve Executive
    Compensation.                                        Management  For           Voted - For
4.  Shareowner Proposal Requesting A Report Related to
    Labeling of Food Produced with Genetic Engineering.  Shareholder Against       Voted - Against
5.  Shareowner Proposal Requesting A Report on Certain
    Matters Related to Gmo Products.                     Shareholder Against       Voted - Against
ORACLE CORPORATION
CUSIP: 68389X105 TICKER: ORCL
Meeting Date: 31-Oct-13   Meeting Type: Annual
1   Director                                             Management
1   Jeffrey S. Berg                                      Management  For           Voted - For
2   H. Raymond Bingham                                   Management  For           Voted - For
3   Michael J. Boskin                                    Management  For           Voted - For
4   Safra A. Catz                                        Management  For           Voted - For
5   Bruce R. Chizen                                      Management  For           Voted - For
6   George H. Conrades                                   Management  For           Voted - For
7   Lawrence J. Ellison                                  Management  For           Voted - For
8   Hector Garcia-molina                                 Management  For           Voted - For
9   Jeffrey O. Henley                                    Management  For           Voted - For
10  Mark V. Hurd                                         Management  For           Voted - For
11  Naomi O. Seligman                                    Management  For           Voted - For
2   Advisory Vote to Approve Executive Compensation.
    `                                                    Management  For           Voted - Against
3   Approval of Amendment to the Long- Term Equity
    Incentive Plan.                                      Management  For           Voted - Against
4   Ratification of the Selection of Ernst & Young LLP
    As Independent Registered Public Accounting Firm
    for Fiscal Year 2014.                                Management  For           Voted - For
5   Stockholder Proposal Regarding Establishing A Board
    Committee on Human Rights.                           Shareholder Against       Voted - Against
6   Stockholder Proposal Regarding Independent Board
    Chairman.                                            Shareholder Against       Voted - For
7   Stockholder Proposal Regarding Vote Tabulation.      Shareholder Against       Voted - Against
8   Stockholder Proposal Regarding Multiple Performance
    Metrics.                                             Shareholder Against       Voted - For


1145




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   Stockholder Proposal Regarding Quantifiable
    Performance Metrics.                                Shareholder Against       Voted - Against
PEPSICO, INC.
CUSIP: 713448108 TICKER: PEP
Meeting Date: 07-May-14   Meeting Type: Annual
1A. Election of Director: Shona L. Brown                Management  For           Voted - For
1B. Election of Director: George W. Buckley             Management  For           Voted - For
1C. Election of Director: Ian M. Cook                   Management  For           Voted - For
1D. Election of Director: Dina Dublon                   Management  For           Voted - For
1E. Election of Director: Rona A. Fairhead              Management  For           Voted - For
1F. Election of Director: Ray L. Hunt                   Management  For           Voted - For
1G. Election of Director: Alberto Ibarguen              Management  For           Voted - For
1H. Election of Director: Indra K. Nooyi                Management  For           Voted - For
1I. Election of Director: Sharon Percy Rockefeller      Management  For           Voted - For
1J. Election of Director: James J. Schiro               Management  For           Voted - For
1K. Election of Director: Lloyd G. Trotter              Management  For           Voted - For
1L. Election of Director: Daniel Vasella                Management  For           Voted - For
1M. Election of Director: Alberto Weisser               Management  For           Voted - For
2.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accountants
    for Fiscal Year 2014.                               Management  For           Voted - For
3.  Advisory Approval of the Company's Executive
    Compensation.                                       Management  For           Voted - For
4.  Approval of the Material Terms of the Performance
    Goals of the Pepsico, Inc. Executive Incentive
    Compensation Plan.                                  Management  For           Voted - For
5.  Policy Regarding Approval of Political
    Contributions.                                      Shareholder Against       Voted - Against
6.  Policy Regarding Executive Retention of Stock.      Shareholder Against       Voted - Against
PETROCHINA COMPANY LIMITED
CUSIP: 71646E100 TICKER: PTR
Meeting Date: 22-May-14   Meeting Type: Annual
1.  To Consider and Approve the Report of the Board of
    Directors of the Company for the Year 2013.         Management  For           Voted - For
2.  To Consider and Approve the Report of the
    Supervisory Committee of the Company for the Year
    2013.                                               Management  For           Voted - For
3.  To Consider and Approve the Audited Financial
    Statements of the Company for the Year 2013.        Management  For           Voted - For
4.  To Consider and Approve the Declaration and Payment
    of the Final Dividends for the Year Ended 31
    December 2013 in the Amount and in the Manner
    Recommended by the Board of Directors.              Management  For           Voted - For


1146




    GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.  To Consider and Approve the Authorisation of the
    Board of Directors to Determine the Distribution of
    Interim Dividends for the Year 2014.                Management  For           Voted - For
6.  To Consider and Approve the Appointment of KPMG
    Huazhen and KPMG As the Domestic and International
    Auditors of the Company, Respectively, for the Year
    2014 and to Authorise the Board of Directors to
    Determine Their Remuneration.                       Management  For           Voted - For
7A. To Consider and Approve the Election of Mr. Zhou
    Jiping As the Director of the Company.              Management  For           Voted - Against
7B. To Consider and Approve the Election of Mr. Liao
    Yongyuan As the Director of the Company.            Management  For           Voted - Against
7C. To Consider and Approve the Election of Mr. Wang
    Dongjin As the Director of the Company.             Management  For           Voted - Against
7D. To Consider and Approve the Election of Mr. Yu
    Baocai As the Director of the Company.              Management  For           Voted - Against
7E. To Consider and Approve the Election of Mr. Shen
    Diancheng As the Director of the Company.           Management  For           Voted - Against
7F. To Consider and Approve the Election of Mr. Liu
    Yuezhen As the Director of the Company.             Management  For           Voted - Against
7G. To Consider and Approve the Election of Mr. Liu
    Hongbin As the Director of the Company.             Management  For           Voted - Against
7H. To Consider and Approve the Election of Mr. Chen
    Zhiwu As Independent Non-executive Director of the
    Company.                                            Management  For           Voted - For
7I. To Consider and Approve the Election of Mr. Richard
    H. Matzke As Independent Non-executive Director of
    the Company.                                        Management  For           Voted - For
8A. To Consider and Approve the Election of Mr. Wang
    Lixin As Supervisor of the Company.                 Management  For           Voted - Against
8B. To Consider and Approve the Election of Mr. Guo
    Jinping As Supervisor of the Company.               Management  For           Voted - For
8C. To Consider and Approve the Election of Mr. Li
    Qingyi As Supervisor of the Company.                Management  For           Voted - For
8D. To Consider and Approve the Election of Mr. Jia
    Yimin As Supervisor of the Company.                 Management  For           Voted - Against
8E. To Consider and Approve the Election of Mr. Zhang
    Fengshan As Supervisor of the Company.              Management  For           Voted - For
S9. To Consider and Approve, by Way of Special
    Resolution, to Grant A General Mandate to the Board
    of Directors to Separately Or Concurrently Issue
    and Deal with Additional Domestic Shares and
    Overseas Listed Foreign Shares in the Company Not
    Exceeding 20% of Each of Its Existing Domestic
    Shares and Overseas Listed Foreign Shares of the
    Company in Issue.                                   Management  For           Voted - Against
O10 To Consider and Approve the Election of Mr. Lin
    Boqiang As Independent Non-executive Director of
    the Company.                                        Management  For           Voted - For


1147




                        GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
PFIZER INC.
CUSIP: 717081103 TICKER: PFE
Meeting Date: 24-Apr-14 Meeting Type: Annual
1A. Election of Director: Dennis A. Ausiello           Management  For           Voted - For
1B. Election of Director: W. Don Cornwell              Management  For           Voted - For
1C. Election of Director: Frances D. Fergusson         Management  For           Voted - For
1D. Election of Director: Helen H. Hobbs               Management  For           Voted - For
1E. Election of Director: Constance J. Horner          Management  For           Voted - For
1F. Election of Director: James M. Kilts               Management  For           Voted - For
1G. Election of Director: George A. Lorch              Management  For           Voted - For
1H. Election of Director: Shantanu Narayen             Management  For           Voted - For
1I. Election of Director: Suzanne Nora Johnson         Management  For           Voted - For
1J. Election of Director: Ian C. Read                  Management  For           Voted - For
1K. Election of Director: Stephen W. Sanger            Management  For           Voted - For
1L. Election of Director: Marc Tessier- Lavigne        Management  For           Voted - For
2.  Ratify the Selection of KPMG LLP As Independent
    Registered Public Accounting Firm for 2014         Management  For           Voted - For
3.  Advisory Approval of Executive Compensation        Management  For           Voted - For
4.  Approval of Pfizer Inc. 2014 Stock Plan            Management  For           Voted - For
5.  Shareholder Proposal Regarding Approval of
    Political Contributions Policy                     Shareholder Against       Voted - Against
6.  Shareholder Proposal Regarding Lobbying Activities Shareholder Against       Voted - Against
7.  Shareholder Proposal Regarding Action by Written
    Consent                                            Shareholder Against       Voted - For
PHILIP MORRIS INTERNATIONAL INC.
CUSIP: 718172109 TICKER: PM
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: Harold Brown                 Management  For           Voted - For
1B. Election of Director: Andre Calantzopoulos         Management  For           Voted - For
1C. Election of Director: Louis C. Camilleri           Management  For           Voted - For
1D. Election of Director: Jennifer Li                  Management  For           Voted - For
1E. Election of Director: Sergio Marchionne            Management  For           Voted - For
1F. Election of Director: Kalpana Morparia             Management  For           Voted - For
1G. Election of Director: Lucio A. Noto                Management  For           Voted - For
1H. Election of Director: Robert B. Polet              Management  For           Voted - For
1I. Election of Director: Carlos Slim Helu             Management  For           Voted - For
1J. Election of Director: Stephen M. Wolf              Management  For           Voted - For
2.  Ratification of the Selection of Independent
    Auditors                                           Management  For           Voted - For
3.  Advisory Vote Approving Executive Compensation     Management  For           Voted - For
4.  Shareholder Proposal 1 - Lobbying                  Shareholder Against       Voted - For
5.  Shareholder Proposal 2 - Animal Testing            Shareholder Against       Voted - Against


1148




                         GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
POTASH CORPORATION OF SASKATCHEWAN INC.
CUSIP: 73755L107 TICKER: POT
Meeting Date: 15-May-14  Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   C.M. Burley                                         Management  For           Voted - For
2   D.G. Chynoweth                                      Management  For           Voted - For
3   W.J. Doyle                                          Management  For           Voted - For
4   J.W. Estey                                          Management  For           Voted - For
5   G.W. Grandey                                        Management  For           Voted - For
6   C.S. Hoffman                                        Management  For           Voted - For
7   D.J. Howe                                           Management  For           Voted - For
8   A.D. Laberge                                        Management  For           Voted - For
9   C.E. Madere                                         Management  For           Voted - For
10  K.G. Martell                                        Management  For           Voted - For
11  J.J. Mccaig                                         Management  For           Voted - For
12  M. Mogford                                          Management  For           Voted - For
13  E. Viyella De Paliza                                Management  For           Voted - For
02  The Appointment of Deloitte LLP As Auditors of the
    Corporation.                                        Management  For           Voted - For
03  The Resolution (attached As Appendix B to the
    Accompanying Management Proxy Circular) Approving
    the Adoption of A New Performance Option Plan, the
    Full Text of Which is Attached As Appendix C to the
    Accompanying Management Proxy Circular.             Management  For           Voted - For
04  The Advisory Resolution Accepting the Corporation's
    Approach to Executive Compensation Disclosed in the
    Accompanying Management Proxy Circular.             Management  For           Voted - For
PROLOGIS, INC.
CUSIP: 74340W103 TICKER: PLD
Meeting Date: 01-May-14  Meeting Type: Annual
1A. Election of Director: Hamid R. Moghadam             Management  For           Voted - For
1B. Election of Director: George L. Fotiades            Management  For           Voted - For
1C. Election of Director: Christine N. Garvey           Management  For           Voted - For
1D. Election of Director: Lydia H. Kennard              Management  For           Voted - For
1E. Election of Director: J. Michael Losh               Management  For           Voted - For
1F. Election of Director: Irving F. Lyons III           Management  For           Voted - For
1G. Election of Director: Jeffrey L. Skelton            Management  For           Voted - For
1H. Election of Director: D. Michael Steuert            Management  For           Voted - For
1I. Election of Director: Carl B. Webb                  Management  For           Voted - For
1J. Election of Director: William D. Zollars            Management  For           Voted - For
2.  Advisory Vote to Approve the Company's Executive
    Compensation for 2013                               Management  For           Voted - Against
3.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for the Year 2014                              Management  For           Voted - For


1149




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
PUBLIC STORAGE
CUSIP: 74460D109 TICKER: PSA
Meeting Date: 01-May-14 Meeting Type: Annual
1.1 Election of Trustee: Ronald L. Havner, Jr.           Management  For           Voted - For
1.2 Election of Trustee: Tamara Hughes Gustavson         Management  For           Voted - For
1.3 Election of Trustee: Uri P. Harkham                  Management  For           Voted - For
1.4 Election of Trustee: B. Wayne Hughes, Jr.            Management  For           Voted - For
1.5 Election of Trustee: Avedick B. Poladian             Management  For           Voted - For
1.6 Election of Trustee: Gary E. Pruitt                  Management  For           Voted - For
1.7 Election of Trustee: Ronald P. Spogli                Management  For           Voted - For
1.8 Election of Trustee: Daniel C. Staton                Management  For           Voted - For
2.  Ratification of Appointment of Ernst & Young LLP As
    the Company's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                            Management  For           Voted - For
3.  Approval of Amendments to the 2007 Equity and
    Performance-based Incentive Compensation Plan.       Management  For           Voted - For
4.  Advisory Vote to Approve Executive Compensation.     Management  For           Voted - For
QUALCOMM INCORPORATED
CUSIP: 747525103 TICKER: QCOM
Meeting Date: 04-Mar-14 Meeting Type: Annual
1A. Election of Director: Barbara T. Alexander           Management  For           Voted - For
1B. Election of Director: Donald G. Cruickshank          Management  For           Voted - For
1C. Election of Director: Raymond V. Dittamore           Management  For           Voted - For
1D. Election of Director: Susan Hockfield                Management  For           Voted - For
1E. Election of Director: Thomas W. Horton               Management  For           Voted - For
1F. Election of Director: Paul E. Jacobs                 Management  For           Voted - For
1G. Election of Director: Sherry Lansing                 Management  For           Voted - For
1H. Election of Director: Steven M. Mollenkopf           Management  For           Voted - For
1I. Election of Director: Duane A. Nelles                Management  For           Voted - For
1J. Election of Director: Clark T. Randt, Jr.            Management  For           Voted - For
1K. Election of Director: Francisco Ros                  Management  For           Voted - For
1L. Election of Director: Jonathan J. Rubinstein         Management  For           Voted - For
1M. Election of Director: Brent Scowcroft                Management  For           Voted - For
1N. Election of Director: Marc I. Stern                  Management  For           Voted - For
2.  To Ratify the Selection of PricewaterhouseCoopers
    LLP As our Independent Public Accountants for our
    Fiscal Year Ending September 28, 2014.               Management  For           Voted - For
3.  Advisory Vote to Approve our Executive Compensation. Management  For           Voted - For
4.  Advisory Vote on the Frequency of Future Advisory
    Votes on Executive Compensation.                     Management  1 Year        Voted - 1 Year


1150




                         GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
RIO TINTO PLC
CUSIP: 767204100 TICKER: RIO
Meeting Date: 15-Apr-14  Meeting Type: Annual
1.  Receipt of the 2013 Annual Report. to Receive the
    Company's Financial Statements and the Reports of
    the Directors and Auditors for the Year Ended 31
    December 2013.                                      Management  For           Voted - For
2.  Approval of the Remuneration Policy Report. to
    Approve the Remuneration Policy Report As Set Out
    in the 2013 Annual Report on Pages 70 to 78.        Management  For           Voted - For
3.  Approval of the Directors' Report on Remuneration
    and Remuneration Committee Chairman's Letter. to
    Approve the Directors' Report on Remuneration for
    the Year Ended 31 December 2013 and the
    Remuneration Committee Chairman's Letter As Set Out
    in the 2013 Annual Report on Pages 68 to 108 (save
    for Pages 70 to 78).                                Management  For           Voted - For
4.  Approval of the Remuneration Report. to Approve the
    Remuneration Report for the Year Ended 31 December
    2013 As Set Out in the 2013 Annual Report on Pages
    68 to 108.                                          Management  For           Voted - For
5.  Approval of Potential Termination Benefits. to
    Approve for All Purposes (including for the
    Purposes of Sections 200b and 200e of the
    Australian Corporations Act 2001) the Giving of
    Benefits to Persons (relevant Executives) Who, from
    Time to Time, are Key Management Personnel (kmp) of
    Rio Tinto Limited Or Who Hold A Managerial Or
    Executive Office in Rio Tinto Limited Or A Related
    Body Corporate, in Connection with the Person
    Ceasing to Hold an Office, Or Position of
    Employment, in Rio Tinto Limited Or A Related Body
    Corporate.                                          Management  For           Voted - For
6.  To Elect Anne Lauvergeon As A Director              Management  For           Voted - For
7.  To Elect Simon Thompson As A Director               Management  For           Voted - For
8.  To Re-elect Robert Brown As A Director              Management  For           Voted - For
9.  To Re-elect Jan Du Plessis As A Director            Management  For           Voted - For
10. To Re-elect Michael Fitzpatrick As A Director       Management  For           Voted - For
11. To Re-elect Ann Godbehere As A Director             Management  For           Voted - For
12. To Re-elect Richard Goodmanson As A Director        Management  For           Voted - For
13. To Re-elect Lord Kerr As A Director                 Management  For           Voted - For
14. To Re-elect Chris Lynch As A Director               Management  For           Voted - For
15. To Re-elect Paul Tellier As A Director              Management  For           Voted - For
16. To Re-elect John Varley As A Director               Management  For           Voted - For
17. To Re-elect Sam Walsh As A Director                 Management  For           Voted - For
18. Re-appointment of Auditors                          Management  For           Voted - For
19. Remuneration of Auditors                            Management  For           Voted - For
20. General Authority to Allot Shares                   Management  For           Voted - For
21. Disapplication of Pre-emption Rights                Management  For           Voted - For
22. Authority to Purchase Rio Tinto PLC Shares          Management  For           Voted - For


1151




                        GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
23. Notice Period for General Meetings Other Than
    Annual General Meetings                            Management  For           Voted - Against
24. Scrip Dividend Authority                           Management  For           Voted - For
ROYAL DUTCH SHELL PLC
CUSIP: 780259206 TICKER: RDSA
Meeting Date: 20-May-14 Meeting Type: Annual
1.  Receipt of Annual Report & Accounts                Management  For           Voted - For
2.  Approval of Directors' Remuneration Policy         Management  For           Voted - For
3.  Approval of Directors' Remuneration Report         Management  For           Voted - For
4.  Appointment of Euleen Goh As A Director of the
    Company                                            Management  For           Voted - For
5.  Appointment of Patricia A. Woertz As A Director of
    the Company                                        Management  For           Voted - For
6.  Re-appointment of Director: Ben Van Beurden        Management  For           Voted - For
7.  Re-appointment of Director: Guy Elliott            Management  For           Voted - For
8.  Re-appointment of Director: Simon Henry            Management  For           Voted - For
9.  Re-appointment of Director: Charles O. Holliday    Management  For           Voted - For
10. Re-appointment of Director: Gerard Kleisterlee     Management  For           Voted - For
11. Re-appointment of Director: Jorma Ollila           Management  For           Voted - For
12. Re-appointment of Director: Sir Nigel Sheinwald    Management  For           Voted - For
13. Re-appointment of Director: Linda G. Stuntz        Management  For           Voted - For
14. Re-appointment of Director: Hans Wijers            Management  For           Voted - For
15. Re-appointment of Director: Gerrit Zalm            Management  For           Voted - For
16. Re-appointment of Auditors                         Management  For           Voted - For
17. Remuneration of Auditors                           Management  For           Voted - For
18. Authority to Allot Shares                          Management  For           Voted - For
19. Disapplication of Pre-emption Rights               Management  For           Voted - For
20. Authority to Purchase Own Shares                   Management  For           Voted - For
21. Approval of Long-term Incentive Plan               Management  For           Voted - For
22. Approval of Deferred Bonus Plan                    Management  For           Voted - For
23. Approval of Restricted Share Plan                  Management  For           Voted - For
24. Authority for Certain Donations and Expenditure    Management  For           Voted - For
SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)
CUSIP: 806857108 TICKER: SLB
Meeting Date: 09-Apr-14 Meeting Type: Annual
1A. Election of Director: Peter L.s. Currie            Management  For           Voted - For
1B. Election of Director: Tony Isaac                   Management  For           Voted - For
1C. Election of Director: K. Vaman Kamath              Management  For           Voted - For
1D. Election of Director: Maureen Kempston Darkes      Management  For           Voted - For
1E. Election of Director: Paal Kibsgaard               Management  For           Voted - For
1F. Election of Director: Nikolay Kudryavtsev          Management  For           Voted - For
1G. Election of Director: Michael E. Marks             Management  For           Voted - For
1H. Election of Director: Lubna S. Olayan              Management  For           Voted - For


1152




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1I. Election of Director: Leo Rafael Reif               Management  For           Voted - For
1J. Election of Director: Tore I. Sandvold              Management  For           Voted - For
1K. Election of Director: Henri Seydoux                 Management  For           Voted - For
2.  To Approve, on an Advisory Basis, the Company's
    Executive Compensation.                             Management  For           Voted - For
3.  To Approve the Company's 2013 Financial Statements
    and Declarations of Dividends.                      Management  For           Voted - For
4.  To Approve the Appointment of the Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
SIMON PROPERTY GROUP, INC.
CUSIP: 828806109 TICKER: SPG
Meeting Date: 15-May-14 Meeting Type: Annual
1.1 Election of Director: Melvyn E. Bergstein           Management  For           Voted - For
1.2 Election of Director: Larry C. Glasscock            Management  For           Voted - For
1.3 Election of Director: Karen N. Horn, Ph.D.          Management  For           Voted - For
1.4 Election of Director: Allan Hubbard                 Management  For           Voted - For
1.5 Election of Director: Reuben S. Leibowitz           Management  For           Voted - For
1.6 Election of Director: Daniel C. Smith, Ph.D.        Management  For           Voted - For
1.7 Election of Director: J. Albert Smith, Jr.          Management  For           Voted - For
2.  Advisory Vote on the Approval of Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratification and Approval of the Amended and
    Restated 1998 Stock Incentive Plan.                 Management  For           Voted - For
4.  Ratification of Ernst & Young LLP As Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
THE BOEING COMPANY
CUSIP: 097023105 TICKER: BA
Meeting Date: 28-Apr-14 Meeting Type: Annual
1A. Election of Director: David L. Calhoun              Management  For           Voted - For
1B. Election of Director: Arthur D. Collins, Jr.        Management  For           Voted - For
1C. Election of Director: Linda Z. Cook                 Management  For           Voted - For
1D. Election of Director: Kenneth M. Duberstein         Management  For           Voted - For
1E. Election of Director: Edmund P. Giambastiani, Jr.   Management  For           Voted - For
1F. Election of Director: Lawrence W. Kellner           Management  For           Voted - For
1G. Election of Director: Edward M. Liddy               Management  For           Voted - For
1H. Election of Director: W. James Mcnerney, Jr.        Management  For           Voted - For
1I. Election of Director: Susan C. Schwab               Management  For           Voted - For
1J. Election of Director: Ronald A. Williams            Management  For           Voted - For
1K. Election of Director: Mike S. Zafirovski            Management  For           Voted - For
2.  Approve, on an Advisory Basis, Named Executive
    Officer Compensation.                               Management  For           Voted - For
3.  Approve the Amendment and Restatement of the Boeing
    Company 2003 Incentive Stock Plan.                  Management  For           Voted - For


1153




                        GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Ratify the Appointment of Deloitte & Touche LLP As
    Independent Auditor for 2014.                      Management  For           Voted - For
5.  Report to Disclose Lobbying.                       Shareholder Against       Voted - Against
6.  Right to Act by Written Consent.                   Shareholder Against       Voted - For
7.  Independent Board Chairman.                        Shareholder Against       Voted - For
THE COCA-COLA COMPANY
CUSIP: 191216100 TICKER: KO
Meeting Date: 23-Apr-14 Meeting Type: Annual
1A. Election of Director: Herbert A. Allen             Management  For           Voted - For
1B. Election of Director: Ronald W. Allen              Management  For           Voted - For
1C. Election of Director: Ana Botin                    Management  For           Voted - For
1D. Election of Director: Howard G. Buffett            Management  For           Voted - For
1E. Election of Director: Richard M. Daley             Management  For           Voted - For
1F. Election of Director: Barry Diller                 Management  For           Voted - For
1G. Election of Director: Helene D. Gayle              Management  For           Voted - For
1H. Election of Director: Evan G. Greenberg            Management  For           Voted - For
1I. Election of Director: Alexis M. Herman             Management  For           Voted - For
1J. Election of Director: Muhtar Kent                  Management  For           Voted - For
1K. Election of Director: Robert A. Kotick             Management  For           Voted - For
1L. Election of Director: Maria Elena Lagomasino       Management  For           Voted - For
1M. Election of Director: Sam Nunn                     Management  For           Voted - For
1N. Election of Director: James D. Robinson III        Management  For           Voted - For
1O. Election of Director: Peter V. Ueberroth           Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation    Management  For           Voted - For
3.  Approval of the Coca-cola Company 2014 Equity Plan Management  For           Voted - For
4.  Ratification of the Appointment of Ernst & Young
    LLP As Independent Auditors                        Management  For           Voted - For
5.  Shareowner Proposal Regarding an Independent Board
    Chairman                                           Shareholder Against       Voted - For
THE GOLDMAN SACHS GROUP, INC.
CUSIP: 38141G104 TICKER: GS
Meeting Date: 16-May-14 Meeting Type: Annual
1A. Election of Director: Lloyd C. Blankfein           Management  For           Voted - For
1B. Election of Director: M. Michele Burns             Management  For           Voted - For
1C. Election of Director: Gary D. Cohn                 Management  For           Voted - For
1D. Election of Director: Claes Dahlback               Management  For           Voted - For
1E. Election of Director: William W. George            Management  For           Voted - For
1F. Election of Director: James A. Johnson             Management  For           Voted - For
1G. Election of Director: Lakshmi N. Mittal            Management  For           Voted - For
1H. Election of Director: Adebayo O. Ogunlesi          Management  For           Voted - For
1I. Election of Director: Peter Oppenheimer            Management  For           Voted - For
1J. Election of Director: James J. Schiro              Management  For           Voted - For
1K. Election of Director: Debora L. Spar               Management  For           Voted - For


1154




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1L. Election of Director: Mark E. Tucker                Management  For           Voted - For
1M. Election of Director: David A. Viniar               Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation
    (say on Pay)                                        Management  For           Voted - Against
3.  Ratification of PricewaterhouseCoopers LLP As our
    Independent Registered Public Accounting Firm for
    2014                                                Management  For           Voted - For
4.  Shareholder Proposal Regarding Proxy Access for
    Shareholders                                        Shareholder Against       Voted - Against
THE HOME DEPOT, INC.
CUSIP: 437076102 TICKER: HD
Meeting Date: 22-May-14 Meeting Type: Annual
1A. Election of Director: F. Duane Ackerman             Management  For           Voted - For
1B. Election of Director: Francis S. Blake              Management  For           Voted - For
1C. Election of Director: Ari Bousbib                   Management  For           Voted - For
1D. Election of Director: Gregory D. Brenneman          Management  For           Voted - For
1E. Election of Director: J. Frank Brown                Management  For           Voted - For
1F. Election of Director: Albert P. Carey               Management  For           Voted - For
1G. Election of Director: Armando Codina                Management  For           Voted - For
1H. Election of Director: Helena B. Foulkes             Management  For           Voted - For
1I. Election of Director: Wayne M. Hewett               Management  For           Voted - For
1J. Election of Director: Karen L. Katen                Management  For           Voted - Against
1K. Election of Director: Mark Vadon                    Management  For           Voted - For
2.  Ratification of the Appointment of KPMG LLP         Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation     Management  For           Voted - For
4.  Shareholder Proposal Regarding Special Shareholder
    Meetings                                            Shareholder Against       Voted - For
5.  Shareholder Proposal Regarding Employment Diversity
    Report                                              Shareholder Against       Voted - Against
THE MOSAIC COMPANY
CUSIP: 61945C103 TICKER: MOS
Meeting Date: 03-Oct-13 Meeting Type: Annual
1A. Election of Director: Timothy S. Gitzel             Management  For           Voted - For
1B. Election of Director: William R. Graber             Management  For           Voted - For
1C. Election of Director: Emery N. Koenig               Management  For           Voted - For
1D. Election of Director: David T. Seaton               Management  For           Voted - For
2.  Ratify the Appointment of KPMG LLP As the Company's
    Independent Registered Public Accounting Firm to
    Audit Its Financial Statements As of and for the
    Seven-month Period Ending December 31, 2013 and the
    Effectiveness of Internal Control Over Financial
    Reporting As of December 31, 2013.                  Management  For           Voted - For
3.  A Non-binding Advisory Vote on Executive
    Compensation.                                       Management  For           Voted - For


1155




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 15-May-14 Meeting Type: Annual
1.  Approval of an Amendment to Mosaic's Restated
    Certificate of Incorporation to Declassify the
    Board of Directors.                                 Management  For           Voted - For
2A. Election of A Director for A Term Expiring in 2015:
    Denise C. Johnson                                   Management  For           Voted - For
2B. Election of A Director for A Term Expiring in 2015:
    Nancy E. Cooper (term Expires in 2017 If Proposal 1
    is Rejected)                                        Management  For           Voted - For
2C. Election of A Director for A Term Expiring in 2015:
    James L. Popowich (term Expires in 2017 If Proposal
    1 is Rejected)                                      Management  For           Voted - For
2D. Election of A Director for A Term Expiring in 2015:
    James T. Prokopanko (term Expires in 2017 If
    Proposal 1 is Rejected)                             Management  For           Voted - For
2E. Election of A Director for A Term Expiring in 2015:
    Steven M. Seibert (term Expires in 2017 If Proposal
    1 is Rejected)                                      Management  For           Voted - For
3.  Approval of the Mosaic Company 2014 Stock and
    Incentive Plan, As Recommended by the Board of
    Directors.                                          Management  For           Voted - For
4.  Ratification of the Appointment of KPMG LLP As our
    Independent Registered Public Accounting Firm to
    Audit our Financial Statements As of and for the
    Year Ending December 31, 2014 and the Effectiveness
    of Internal Control Over Financial Reporting As of
    December 31, 2014.                                  Management  For           Voted - For
5.  A Non-binding Advisory Vote on Executive
    Compensation ("say-on- Pay").                       Management  For           Voted - For
THE PROCTER & GAMBLE COMPANY
CUSIP: 742718109 TICKER: PG
Meeting Date: 08-Oct-13 Meeting Type: Annual
1A. Election of Director: Angela F. Braly               Management  For           Voted - For
1B. Election of Director: Kenneth I. Chenault           Management  For           Voted - For
1C. Election of Director: Scott D. Cook                 Management  For           Voted - For
1D. Election of Director: Susan Desmond- Hellmann       Management  For           Voted - For
1E. Election of Director: A.g. Lafley                   Management  For           Voted - For
1F. Election of Director: Terry J. Lundgren             Management  For           Voted - For
1G. Election of Director: W. James Mcnerney, Jr.        Management  For           Voted - For
1H. Election of Director: Margaret C. Whitman           Management  For           Voted - For
1I. Election of Director: Mary Agnes Wilderotter        Management  For           Voted - For
1J. Election of Director: Patricia A. Woertz            Management  For           Voted - For
1K. Election of Director: Ernesto Zedillo               Management  For           Voted - For
2.  Ratify Appointment of the Independent Registered
    Public Accounting Firm                              Management  For           Voted - For
3.  Amend the Company's Code of Regulations to Reduce
    Certain Supermajority Voting Requirements           Management  For           Voted - For
4.  Approve the 2013 Non-employee Directors' Stock Plan Management  For           Voted - For


1156




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.  Advisory Vote on Executive Compensation (the Say on
    Pay Vote)                                           Management  For           Voted - For
THE WALT DISNEY COMPANY
CUSIP: 254687106 TICKER: DIS
Meeting Date: 18-Mar-14 Meeting Type: Annual
1A. Election of Director: Susan E. Arnold               Management  For           Voted - For
1B. Election of Director: John S. Chen                  Management  For           Voted - For
1C. Election of Director: Jack Dorsey                   Management  For           Voted - For
1D. Election of Director: Robert A. Iger                Management  For           Voted - For
1E. Election of Director: Fred H. Langhammer            Management  For           Voted - For
1F. Election of Director: Aylwin B. Lewis               Management  For           Voted - For
1G. Election of Director: Monica C. Lozano              Management  For           Voted - For
1H. Election of Director: Robert W. Matschullat         Management  For           Voted - For
1I. Election of Director: Sheryl K. Sandberg            Management  For           Voted - For
1J. Election of Director: Orin C. Smith                 Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As the Company's Registered Public Accountants
    for 2014.                                           Management  For           Voted - For
3.  To Approve the Advisory Resolution on Executive
    Compensation.                                       Management  For           Voted - Against
4.  To Approve an Amendment to the Company's Restated
    Certificate of Incorporation.                       Management  For           Voted - For
5.  To Approve the Shareholder Proposal Relating to
    Proxy Access.                                       Shareholder Against       Voted - For
6.  To Approve the Shareholder Proposal Relating to
    Acceleration of Equity Awards.                      Shareholder Against       Voted - Against
U.S. BANCORP
CUSIP: 902973304 TICKER: USB
Meeting Date: 15-Apr-14 Meeting Type: Annual
1A. Election of Director: Douglas M. Baker, Jr.         Management  For           Voted - For
1B. Election of Director: Y. Marc Belton                Management  For           Voted - For
1C. Election of Director: Victoria Buyniski Gluckman    Management  For           Voted - For
1D. Election of Director: Arthur D. Collins, Jr.        Management  For           Voted - For
1E. Election of Director: Richard K. Davis              Management  For           Voted - For
1F. Election of Director: Roland A. Hernandez           Management  For           Voted - For
1G. Election of Director: Doreen Woo Ho                 Management  For           Voted - For
1H. Election of Director: Joel W. Johnson               Management  For           Voted - For
1I. Election of Director: Olivia F. Kirtley             Management  For           Voted - For
1J. Election of Director: Jerry W. Levin                Management  For           Voted - For
1K. Election of Director: David B. O'maley              Management  For           Voted - For
1L. Election of Director: O'dell M. Owens, M.D., M.p.h. Management  For           Voted - For
1M. Election of Director: Craig D. Schnuck              Management  For           Voted - For
1N. Election of Director: Patrick T. Stokes             Management  For           Voted - For


1157




                          GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Ratification of Selection of Ernst & Young LLP As
    our Independent Auditor for the 2014 Fiscal Year.   Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of our
    Executives Disclosed in the Proxy Statement.        Management  For           Voted - For
4.  Shareholder Proposal: Adoption of A Policy
    Requiring That the Chairman of the Board be an
    Independent Director.                               Shareholder Against       Voted - For
UNION PACIFIC CORPORATION
CUSIP: 907818108 TICKER: UNP
Meeting Date: 15-May-14   Meeting Type: Annual
1A. Election of Director: A.h. Card, Jr.                Management  For           Voted - For
1B. Election of Director: E.b. Davis, Jr.               Management  For           Voted - For
1C. Election of Director: D.b. Dillon                   Management  For           Voted - For
1D. Election of Director: J.r. Hope                     Management  For           Voted - For
1E. Election of Director: J.j. Koraleski                Management  For           Voted - For
1F. Election of Director: C.c. Krulak                   Management  For           Voted - For
1G. Election of Director: M.r. Mccarthy                 Management  For           Voted - For
1H. Election of Director: M.w. Mcconnell                Management  For           Voted - For
1I. Election of Director: T.f. Mclarty III              Management  For           Voted - For
1J. Election of Director: S.r. Rogel                    Management  For           Voted - For
1K. Election of Director: J.h. Villarreal               Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche As the Independent Registered Public
    Accounting Firm.                                    Management  For           Voted - For
3.  An Advisory Vote on Executive Compensation ("say on
    Pay").                                              Management  For           Voted - For
4.  Amendment to the Restated Articles of Incorporation
    to Increase the Authorized Number of Shares of
    Common Stock.                                       Management  For           Voted - For
5.  Shareholder Proposal Regarding Executives to Retain
    Significant Stock If Properly Presented at the
    Annual Meeting.                                     Shareholder Against       Voted - Against
UNITED PARCEL SERVICE, INC.
CUSIP: 911312106 TICKER: UPS
Meeting Date: 08-May-14   Meeting Type: Annual
1A) Election of Director: F. Duane Ackerman             Management  For           Voted - For
1B) Election of Director: Rodney C. Adkins              Management  For           Voted - For
1C) Election of Director: Michael J. Burns              Management  For           Voted - For
1D) Election of Director: D. Scott Davis                Management  For           Voted - For
1E) Election of Director: Stuart E. Eizenstat           Management  For           Voted - For
1F) Election of Director: Michael L. Eskew              Management  For           Voted - For
1G) Election of Director: William R. Johnson            Management  For           Voted - For
1H) Election of Director: Candace Kendle                Management  For           Voted - For
1I) Election of Director: Ann M. Livermore              Management  For           Voted - For


1158




                        GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
1J) Election of Director: Rudy H.p. Markham            Management  For           Voted - For
1K) Election of Director: Clark T. Randt, Jr.          Management  For           Voted - For
1L) Election of Director: Carol B. Tome                Management  For           Voted - For
1M) Election of Director: Kevin M. Warsh               Management  For           Voted - For
2.  To Approve, on an Advisory Basis, Executive
    Compensation.                                      Management  For           Voted - For
3.  To Ratify the Appointment of Deloitte & Touche LLP
    As Ups's Independent Registered Public Accountants
    for the Year Ending December 31, 2014.             Management  For           Voted - For
4.  Shareowner Proposal on Lobbying Disclosure.        Shareholder Against       Voted - Against
5.  Shareowner Proposal to Reduce the Voting Power of
    Class A Stock from 10 Votes Per Share to One Vote
    Per Share.                                         Shareholder Against       Voted - For
UNITED TECHNOLOGIES CORPORATION
CUSIP: 913017109 TICKER: UTX
Meeting Date: 28-Apr-14 Meeting Type: Annual
1A. Election of Director: Louis R. Chenevert           Management  For           Voted - For
1B. Election of Director: John V. Faraci               Management  For           Voted - For
1C. Election of Director: Jean-pierre Garnier          Management  For           Voted - For
1D. Election of Director: Jamie S. Gorelick            Management  For           Voted - For
1E. Election of Director: Edward A. Kangas             Management  For           Voted - For
1F. Election of Director: Ellen J. Kullman             Management  For           Voted - For
1G. Election of Director: Marshall O. Larsen           Management  For           Voted - For
1H. Election of Director: Harold Mcgraw III            Management  For           Voted - For
1I. Election of Director: Richard B. Myers             Management  For           Voted - For
1J. Election of Director: H. Patrick Swygert           Management  For           Voted - For
1K. Election of Director: Andre Villeneuve             Management  For           Voted - For
1L. Election of Director: Christine Todd Whitman       Management  For           Voted - For
2.  Appointment of PricewaterhouseCoopers LLP As
    Independent Auditor for 2014                       Management  For           Voted - For
3.  Approve an Amendment and Restatement of the 2005
    Long-term Incentive Plan, Including Approval of
    Additional Shares for Future Awards                Management  For           Voted - For
4.  Advisory Vote to Approve the Compensation of our
    Named Executive Officers                           Management  For           Voted - For
UNITEDHEALTH GROUP INCORPORATED
CUSIP: 91324P102 TICKER: UNH
Meeting Date: 02-Jun-14 Meeting Type: Annual
1A. Election of Director: William C. Ballard, Jr.      Management  For           Voted - For
1B. Election of Director: Edson Bueno, M.D.            Management  For           Voted - For
1C. Election of Director: Richard T. Burke             Management  For           Voted - For
1D. Election of Director: Robert J. Darretta           Management  For           Voted - For
1E. Election of Director: Stephen J. Hemsley           Management  For           Voted - For
1F. Election of Director: Michele J. Hooper            Management  For           Voted - For


1159




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1G. Election of Director: Rodger A. Lawson              Management  For           Voted - For
1H. Election of Director: Douglas W. Leatherdale        Management  For           Voted - For
1I. Election of Director: Glenn M. Renwick              Management  For           Voted - For
1J. Election of Director: Kenneth I. Shine, M.D.        Management  For           Voted - For
1K. Election of Director: Gail R. Wilensky, Ph.D.       Management  For           Voted - For
2.  Advisory Approval of the Company's Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratification of the Appointment of Deloitte &
    Touche LLP As the Independent Registered Public
    Accounting Firm for the Company for the Year Ending
    December 31, 2014.                                  Management  For           Voted - For
4.  The Shareholder Proposal Set Forth in the Proxy
    Statement Requesting Cumulative Voting, If Properly
    Presented at the 2014 Annual Meeting of
    Shareholders.                                       Shareholder Against       Voted - Against
5.  The Shareholder Proposal Set Forth in the Proxy
    Statement Requesting Additional Lobbying
    Disclosure, If Properly Presented at the 2014
    Annual Meeting of Shareholders.                     Shareholder Against       Voted - Against
VALE S.A.
CUSIP: 91912E105 TICKER: VALE
Meeting Date: 17-Apr-14 Meeting Type: Annual
1.1 Appreciation of the Managements' Report and
    Analysis, Discussion and Vote on the Financial
    Statements                                          Management  For           Voted - For
1.2 Proposal for the Destination of Profits of the Said
    Fiscal Year                                         Management  For           Voted - For
1.3 Appointment of Members of the Board of Directors    Management  For           Voted - Against
1.4 Appointment of the Members of the Fiscal Council    Management  For           Abstain
1.5 Establishment of the Remuneration of the Senior
    Management and Fiscal Council Members for the
    Fiscal Year of 2014                                 Management  For           Voted - Against
2.1 Proposal of the Cancellation of 39,536,080 Common
    Shares and 81,451,900 Preferred Class "a" Shares    Management  For           Voted - For
2.2 Proposal to Increase the Share Capital of Vale,
    Without Issuance of New Shares, in the Total Amount
    of R$2,300,000,000.00, Through the Capitalization
    of (i) Income Tax Incentive Reserve Related to the
    Sudam and Sudene Areas As of December 31, 2012, and
    (ii) Part of the Profit Reserve for
    Expansion/investments                               Management  For           Voted - For
2.3 Amendment of Caput of Article 5th of Vale's Bylaws
    in Order to Reflect the Proposals of Items 2.1 and
    2.2 Above                                           Management  For           Voted - For


1160




                        GLOBAL X PERMANENT ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
VENTAS, INC.
CUSIP: 92276F100 TICKER: VTR
Meeting Date: 15-May-14 Meeting Type: Annual
1A. Election of Director: Debra A. Cafaro              Management  For           Voted - For
1B. Election of Director: Douglas Crocker II           Management  For           Voted - For
1C. Election of Director: Ronald G. Geary              Management  For           Voted - For
1D. Election of Director: Jay M. Gellert               Management  For           Voted - For
1E. Election of Director: Richard I. Gilchrist         Management  For           Voted - For
1F. Election of Director: Matthew J. Lustig            Management  For           Voted - For
1G. Election of Director: Douglas M. Pasquale          Management  For           Voted - For
1H. Election of Director: Robert D. Reed               Management  For           Voted - For
1I. Election of Director: Glenn J. Rufrano             Management  For           Voted - For
1J. Election of Director: James D. Shelton             Management  For           Voted - For
2.  Ratification of the Selection of Ernst & Young LLP
    As the Independent Registered Public Accounting
    Firm for Fiscal Year 2014.                         Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation.   Management  For           Voted - For
VERIZON COMMUNICATIONS INC.
CUSIP: 92343V104 TICKER: VZ
Meeting Date: 28-Jan-14 Meeting Type: Special
1.  Approve the Issuance of Up to Approximately 1.28
    Billion Shares of Verizon Common Stock to Vodafone
    Ordinary Shareholders in Connection with Verizon's
    Acquisition of Vodafone's Indirect 45% Interest in
    Verizon Wireless                                   Management  For           Voted - For
2.  Approve an Amendment to Article 4(a) of Verizon's
    Restated Certificate of Incorporation to Increase
    Verizon's Authorized Shares of Common Stock by 2
    Billion Shares to an Aggregate of 6.25 Billion
    Authorized Shares of Common Stock                  Management  For           Voted - For
3.  Approve the Adjournment of the Special Meeting to
    Solicit Additional Votes and Proxies If There are
    Insufficient Votes at the Time of the Special
    Meeting to Approve the Above Proposals             Management  For           Voted - For
Meeting Date: 01-May-14 Meeting Type: Annual
1A. Election of Director: Shellye L. Archambeau        Management  For           Voted - For
1B. Election of Director: Richard L. Carrion           Management  For           Voted - For
1C. Election of Director: Melanie L. Healey            Management  For           Voted - For
1D. Election of Director: M. Frances Keeth             Management  For           Voted - For
1E. Election of Director: Robert W. Lane               Management  For           Voted - For
1F. Election of Director: Lowell C. Mcadam             Management  For           Voted - For
1G. Election of Director: Donald T. Nicolaisen         Management  For           Voted - For
1H. Election of Director: Clarence Otis, Jr.           Management  For           Voted - For


1161




                           GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1I. Election of Director: Rodney E. Slater              Management  For           Voted - For
1J. Election of Director: Kathryn A. Tesija             Management  For           Voted - For
1K. Election of Director: Gregory D. Wasson             Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Registered Public Accounting Firm                   Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation     Management  For           Voted - For
4.  Proposal to Implement Proxy Access                  Management  For           Voted - For
5.  Network Neutrality                                  Shareholder Against       Voted - Against
6.  Lobbying Activities                                 Shareholder Against       Voted - Against
7.  Severance Approval Policy                           Shareholder Against       Voted - Against
8.  Shareholder Right to Call A Special Meeting         Shareholder Against       Voted - For
9.  Shareholder Right to Act by Written Consent         Shareholder Against       Voted - For
10. Proxy Voting Authority                              Shareholder Against       Voted - Against
VISA INC.
CUSIP: 92826C839 TICKER: V
Meeting Date: 29-Jan-14    Meeting Type: Annual
1A. Election of Director: Mary B. Cranston              Management  For           Voted - For
1B. Election of Director: Francisco Javier
    Fernandez-carbajal                                  Management  For           Voted - For
1C. Election of Director: Alfred F. Kelly, Jr.          Management  For           Voted - For
1D. Election of Director: Robert W. Matschullat         Management  For           Voted - For
1E. Election of Director: Cathy E. Minehan              Management  For           Voted - For
1F. Election of Director: Suzanne Nora Johnson          Management  For           Voted - For
1G. Election of Director: David J. Pang                 Management  For           Voted - For
1H. Election of Director: Charles W. Scharf             Management  For           Voted - For
1I. Election of Director: William S. Shanahan           Management  For           Voted - For
1J. Election of Director: John A.c. Swainson            Management  For           Voted - For
1K. Election of Director: Maynard G. Webb, Jr.          Management  For           Voted - For
2.  Approval, on an Advisory Basis, of the Compensation
    of the Company's Named Executive Officers.          Management  For           Voted - For
3.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for Fiscal Year 2014.                          Management  For           Voted - For
WAL-MART STORES, INC.
CUSIP: 931142103 TICKER: WMT
Meeting Date: 06-Jun-14    Meeting Type: Annual
1A. Election of Director: Aida M. Alvarez               Management  For           Voted - For
1B. Election of Director: James I. Cash, Jr.            Management  For           Voted - For
1C. Election of Director: Roger C. Corbett              Management  For           Voted - For
1D. Election of Director: Pamela J. Craig               Management  For           Voted - For
1E. Election of Director: Douglas N. Daft               Management  For           Voted - For
1F. Election of Director: Michael T. Duke               Management  For           Voted - For
1G. Election of Director: Timothy P. Flynn              Management  For           Voted - For


1162




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1H. Election of Director: Marissa A. Mayer              Management  For           Voted - For
1I. Election of Director: C. Douglas Mcmillon           Management  For           Voted - For
1J. Election of Director: Gregory B. Penner             Management  For           Voted - For
1K. Election of Director: Steven S Reinemund            Management  For           Voted - For
1L. Election of Director: Jim C. Walton                 Management  For           Voted - For
1M. Election of Director: S. Robson Walton              Management  For           Voted - For
1N. Election of Director: Linda S. Wolf                 Management  For           Voted - For
2.  Ratification of Ernst & Young LLP As Independent
    Accountants                                         Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officer
    Compensation                                        Management  For           Voted - For
4.  Request for Independent Chairman Policy             Shareholder Against       Voted - For
5.  Request for Annual Report on Recoupment of
    Executive Pay                                       Shareholder Against       Voted - For
6.  Request for Annual Report on Lobbying               Shareholder Against       Voted - For
WELLS FARGO & COMPANY
CUSIP: 949746101 TICKER: WFC
Meeting Date: 29-Apr-14 Meeting Type: Annual
1A) Election of Director: John D. Baker II              Management  For           Voted - For
1B) Election of Director: Elaine L. Chao                Management  For           Voted - For
1C) Election of Director: John S. Chen                  Management  For           Voted - For
1D) Election of Director: Lloyd H. Dean                 Management  For           Voted - For
1E) Election of Director: Susan E. Engel                Management  For           Voted - For
1F) Election of Director: Enrique Hernandez, Jr.        Management  For           Voted - For
1G) Election of Director: Donald M. James               Management  For           Voted - For
1H) Election of Director: Cynthia H. Milligan           Management  For           Voted - For
1I) Election of Director: Federico F. Pena              Management  For           Voted - For
1J) Election of Director: James H. Quigley              Management  For           Voted - For
1K) Election of Director: Judith M. Runstad             Management  For           Voted - For
1L) Election of Director: Stephen W. Sanger             Management  For           Voted - For
1M) Election of Director: John G. Stumpf                Management  For           Voted - For
1N) Election of Director: Susan G. Swenson              Management  For           Voted - For
2.  Vote on an Advisory Resolution to Approve Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratify the Appointment of KPMG LLP As the Company's
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
4.  Adopt A Policy to Require an Independent Chairman.  Shareholder Against       Voted - For
5.  Review and Report on Internal Controls Over the
    Company's Mortgage Servicing and Foreclosure
    Practices.                                          Shareholder Against       Voted - Against


1163




                        GLOBAL X PERMANENT ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
WILMAR INTERNATIONAL LTD
CUSIP: Y9586L109
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Audited Accounts for the
    Year Ended 31 December 2013 and the Reports of the
    Directors and Auditors Thereon                      Management  For           Voted - For
2   To Approve the Payment of A Proposed Final Tax
    Exempt (one-tier) Dividend of Sgd 0.055 Per
    Ordinary Share for the Year Ended 31 December 2013  Management  For           Voted - For
3   To Approve the Increase and the Payment of
    Directors' Fees of Sgd 675,000 for the Year Ended
    31 December 2013 (2012: Sgd 605,000)                Management  For           Voted - For
4   To Re-elect the Following Director: Mr. Kuok Khoon
    Hong (retiring by Rotation Under Article 99)        Management  For           Voted - For
5   To Re-elect the Following Director: Mr. Teo Kim
    Yong (retiring by Rotation Under Article 99)        Management  For           Voted - For
6   To Re-elect the Following Director: Mr. Kwah Thiam
    Hock (retiring by Rotation Under Article 99)        Management  For           Voted - For
7   To Re-appoint, Pursuant to Section 153(6) of the
    Companies Act, Chapter 50 of Singapore ("act"), Mr
    Yeo Teng Yang, Who Will be Retiring Under Section
    153 of the Act, to Hold Office from the Date of
    This Annual General Meeting Until the Next Annual
    General Meeting                                     Management  For           Voted - For
8   To Re-appoint Ernst & Young LLP As Auditor of the
    Company and to Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
9   Renewal of Mandate for Interested Person
    Transactions                                        Management  For           Voted - For
10  Authority to Issue and Allot Shares in the Capital
    of the Company                                      Management  For           Voted - For
11  Authority to Grant Options and Issue and Allot
    Shares Under Wilmar Executives Share Option Scheme
    2009                                                Management  For           Voted - For
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Renewal of Share Purchase Mandate          Management  For           Voted - For


1164

GLOBAL X PURE GOLD MINERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AFRICAN BARRICK GOLD PLC, LONDON
CUSIP: G0128R100
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   That the Audited Annual Accounts for the Company
    for the Financial Year Ended 31 December 2013,
    Together with the Strategic Report, the Directors'
    Report and the Auditors' Reports be Received         Management  For           Voted - For
2   That the Directors' Remuneration Report for the
    Financial Year Ended 31 December 2013 be Approved    Management  For           Voted - For
3   That the Directors' Remuneration Policy be Approved
    and Shall Take Effect Immediately After the 2014
    Annual General Meeting                               Management  For           Voted - For
4   That A Final Dividend of Us2.0 Cents Per Ordinary
    Share, for the Year Ended 31 December 2013, be
    Approved                                             Management  For           Voted - For
5   That Kelvin Dushnisky be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
6   That Bradley ("brad") Gordon be Elected As A
    Director of the Company                              Management  For           Voted - For
7   That Ambassador Juma V. Mwapachu be Re- Elected As
    A Director of the Company                            Management  For           Voted - For
8   That Graham Clow be Elected As A Director of the
    Company                                              Management  For           Voted - For
9   That Rachel English be Elected As A Director of the
    Company                                              Management  For           Voted - For
10  That Andre Falzon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
11  That Stephen Galbraith be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
12  That Michael Kenyon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
13  That Steve Lucas be Elected As A Director of the
    Company                                              Management  For           Voted - For
14  That Richard ("rick") Mccreary be Re-elected As A
    Director of the Company                              Management  For           Voted - For
15  That Peter Tomsett be Elected As A Director of the
    Company                                              Management  For           Voted - For
16  That PricewaterhouseCoopers LLP be Re- Appointed As
    Auditors of the Company                              Management  For           Voted - For
17  That the Audit Committee of the Company be
    Authorised to Agree the Remuneration of the Auditors Management  For           Voted - For
18  That the Directors of the Company be Authorised to
    Allot Shares in the Company                          Management  For           Voted - For
19  That the Directors of the Company be Empowered to
    Allot Equity Securities for Cash                     Management  For           Voted - For
20  That the Company be Authorised to Make Market
    Purchases of Ordinary Shares                         Management  For           Voted - For


1165





                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
21  That A General Meeting Other Than an Annual General
    Meeting May be Called on Not Less Than 14 Clear
    Days' Notice                                        Management  For           Voted - Against
ALACER GOLD CORP
CUSIP: 010679108
Meeting Date: 27-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.5 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Rodney P. Antal               Management  For           Voted - For
1.2 Election of Director: Thomas R. Bates, Jr.          Management  For           Voted - For
1.3 Election of Director: Jan A. Castro                 Management  For           Voted - For
1.4 Election of Director: Edward C. Dowling, Jr.        Management  For           Voted - For
1.5 Election of Director: Richard P. Graff              Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors                                            Management  For           Voted - For
3   Adoption of the 2014 Equity Plan                    Management  For           Voted - For
ALAMOS GOLD INC
CUSIP: 011527108
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1,"
    and 'in Favor' Or 'abstain' Only for
    Resolution-numbers "2.1, to 2.6 and 3". Thank You.  Non-Voting                Non-Voting
1   To Set the Number of Directors at Six               Management  For           Voted - For
2.1 Election of Director: Anthony Garson                Management  For           Voted - For
2.2 Election of Director: David Gower                   Management  For           Voted - For
2.3 Election of Director: John A. Mccluskey             Management  For           Voted - For
2.4 Election of Director: Paul J. Murphy                Management  For           Voted - For
2.5 Election of Director: Kenneth Stowe                 Management  For           Voted - For
2.6 Election of Director: David Fleck                   Management  For           Voted - For
3   Appointment of Ernst & Young LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
ANGLOGOLD ASHANTI LIMITED
CUSIP: 035128206 TICKER: AU
Meeting Date: 14-May-14 Meeting Type: Annual
1.  Ordinary Resolution No. 1 Re- Appointment of Ernst
    & Young Inc. As Auditors of the Company             Management  For           Voted - For


1166

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GLOBAL X FUNDS

\s\ Bruno del Ama

President

Date: August , 2014




    GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Ordinary Resolution No. 2 Election of Mr. Rn Duffy
    As A Director                                        Management  For           Voted - For
3.  Ordinary Resolution No. 3 Re-election of Mr. R
    Gasant As A Director                                 Management  For           Voted - For
4.  Ordinary Resolution No. 4 Re-election of Mr. Sm
    Pityana As A Director                                Management  For           Voted - For
5.  Ordinary Resolution No. 5 Appointment of Prof. Lw
    Nkuhlu As A Member of the Audit and Risk Committee
    of the Company                                       Management  For           Voted - For
6.  Ordinary Resolution No. 6 Appointment of Mr. Mj
    Kirkwood As A Member of the Audit and Risk
    Committee of the Company                             Management  For           Voted - For
7.  Ordinary Resolution No. 7 Appointment of Mr. R
    Gasant As A Member of the Audit and Risk Committee
    of the Company                                       Management  For           Voted - For
8.  Ordinary Resolution No. 8 Appointment of Mr. Rj
    Ruston As A Member of the Audit and Risk Committee
    of the Company                                       Management  For           Voted - Against
9.  Ordinary Resolution No. 9 General Authority to
    Directors to Allot and Issue Ordinary Shares         Management  For           Voted - For
10. Non-binding Advisory Endorsement Advisory
    Endorsement of the Anglogold Ashanti Remuneration
    Policy                                               Management  For           Voted - For
11. Special Resolution No. 1 General Authority to
    Directors to Issue for Cash, Those Ordinary Shares
    Which the Directors are Authorised to Allot and
    Issue in Terms of Ordinary Resolution Number 9       Management  For           Voted - For
12. Special Resolution No. 2 Approval of Non-executive
    Directors' Remuneration for Their Service As
    Directors                                            Management  For           Voted - For
13. Special Resolution No. 3 Approval of Non-executive
    Directors' Remuneration for Board Committee Meetings Management  For           Voted - For
14. Special Resolution No. 4 Amendment of the Company's
    Memorandum of Incorporation                          Management  For           Voted - For
15. Special Resolution No. 5 Amendment of the Rules of
    the Company's Long- Term Incentive Plan              Management  For           Voted - For
16. Special Resolution No. 6 Amendment of the Rules of
    the Company's Bonus Share Plan                       Management  For           Voted - For
17. Special Resolution No. 7 General Authority to
    Acquire the Company's Own Shares                     Management  For           Voted - For
18. Special Resolution No. 8 Approval for the Company
    to Grant Financial Assistance in Terms of Sections
    44 and 45 of the Companies Act                       Management  For           Voted - For
19. Ordinary Resolution No. 10 Election of Mr. Dl
    Hodgson As A Director                                Management  For           Voted - For


1167

GLOBAL X PURE GOLD MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ARGONAUT GOLD INC, TORONTO, ON
CUSIP: 04016A101
Meeting Date: 06-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain' For-all Resolutions. Thank
    You.                                                Non-Voting                Non-Voting
1.1 Election of Director: Peter C. Dougherty            Management  For           Voted - For
1.2 Election of Director: Brian J. Kennedy              Management  For           Voted - For
1.3 Election of Director: James E. Kofman               Management  For           Voted - For
1.4 Election of Director: Christopher R. Lattanzi       Management  For           Voted - For
1.5 Election of Director: Peter Mordaunt                Management  For           Voted - For
1.6 Election of Director: Dale C. Peniuk                Management  For           Voted - For
1.7 Election of Director: David H. Watkins              Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants, As Auditors of the Company
    and the Authorization of the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
B2GOLD CORP, VANCOUVER BC
CUSIP: 11777Q209
Meeting Date: 13-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4,
    5 and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.9 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at 9                 Management  For           Voted - For
2.1 Election of Director: Clive Johnson                 Management  For           Voted - For
2.2 Election of Director: Robert Cross                  Management  For           Voted - For
2.3 Election of Director: Robert Gayton                 Management  For           Voted - For
2.4 Election of Director: Barry Rayment                 Management  For           Voted - For
2.5 Election of Director: Jerry Korpan                  Management  For           Voted - For
2.6 Election of Director: John IVany                    Management  For           Voted - For
2.7 Election of Director: Bongani Mtshisi               Management  For           Voted - For
2.8 Election of Director: Michael Carrick               Management  For           Voted - For
2.9 Election of Director: Kevin Bullock                 Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
4   To Approve the Option Plan Resolution Relating to
    the Adoption of the Amended Plan, As Described in
    the Management Information Circular of B2gold Corp.
    for the Annual General and Special Meeting of the
    Shareholders to be Held on June 13, 2014            Management  For           Voted - For


1168




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   To Approve the Rsu Plan Resolution Relating to the
    Amendment of the Rsu Plan, As Described in the
    Management Information Circular of B2gold Corp. for
    the Annual General and Special Meeting of the
    Shareholders to be Held on June 13, 2014             Management  For           Voted - For
6   To Approve the Advance Notice Policy Resolution
    Relating to the Ratification, Confirmation and
    Approval of the Advance Notice Policy, As Described
    in the Management Information Circular of B2gold
    Corp. for the Annual General and Special Meeting of
    the Shareholders to be Held on June 13, 2014         Management  For           Voted - For
CENTAMIN PLC, ST HELIER
CUSIP: G2055Q105
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Company's Annual Accounts
    for the Financial Year Ended 31 December 2013
    Together with the Directors' Report and the
    Auditor's Report on Those Accounts                   Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report for the Financial Year Ended 31 December
    2013 Detailed in the Annual Report                   Management  For           Voted - Against
3.1 To Re-elect Josef El-raghy, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
3.2 To Re-elect Trevor Schultz, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
3.3 To Re-elect Gordon Edward Haslam, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
3.4 To Re-elect Professor G. Robert Bowker, Who Retires
    in Accordance with Article 33 of the Company's
    Articles                                             Management  For           Voted - For
3.5 To Re-elect Mark Arnesen, Who Retires in Accordance
    with Article 33 of the Company's Articles            Management  For           Voted - For
3.6 To Re-elect Mark Bankes, Who Retires in Accordance
    with Article 33 of the Company's Articles            Management  For           Voted - For
3.7 To Re-elect Kevin Tomlinson, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
4.1 To Re-appoint Deloitte LLP As the Company's
    Auditors to Hold Office from the Conclusion of This
    Meeting Until the Conclusion of the Audit Tender
    Process, Whereby the Successful Audit Firm Will be
    Appointed to Fill the Casual Vacancy Until the 2015
    Agm                                                  Management  For           Voted - For
4.2 To Authorise the Directors to Agree the
    Remuneration of the Auditors                         Management  For           Voted - For
5   To Authorise the Directors to Allot Relevant
    Securities                                           Management  For           Voted - For
6   To Disapply the Pre-emption Rights Under the
    Company's Articles in Respect of the Allotment of
    Equity Securities for Cash                           Management  For           Voted - For


1169




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
7    To Authorise the Company to Make Market Purchases
     of Its Own Shares                                   Management  For           Voted - For
CENTERRA GOLD INC, TORONTO ON
CUSIP: 152006102
Meeting Date: 08-May-14 Meeting Type: MIX
     Please Note That This is an Amendment to Meeting Id
     285035 Due to Addition Of-resolution 4. All Votes
     Received on the Previous Meeting Will be
     Disregarded A-nd You Will Need to Reinstruct on
     This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' Only-for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution Numbers
     "1-.1 to 1.11 and 2". Thank You.                    Non-Voting                Non-Voting
1.1  Election of Director: Ian Atkinson                  Management  For           Voted - For
1.2  Election of Director: Richard W. Connor             Management  For           Voted - For
1.3  Election of Director: Raphael A. Girard             Management  For           Voted - For
1.4  Election of Director: Stephen A. Lang               Management  For           Voted - For
1.5  Election of Director: Emil Orozbaev                 Management  For           Voted - For
1.6  Election of Director: Michael Parrett               Management  For           Voted - For
1.7  Election of Director: Sheryl K. Pressler            Management  For           Voted - For
1.8  Election of Director: Terry V. Rogers               Management  For           Voted - For
1.9  Election of Director: Kalinur Sadyrov               Management  For           Voted - For
1.10 Election of Director: Kylychbek Shakirov            Management  For           Voted - For
1.11 Election of Director: Bruce V. Walter               Management  For           Voted - For
2    To Approve the Appointment of KPMG LLP As the
     Auditors of the Corporation for the Ensuing Year
     and to Authorize the Directors of the Corporation
     to Fix the Remuneration to be Paid to the Auditors  Management  For           Voted - For
3    To Approve Amendments to By-law No. 2 of the
     Company, in the Form Made by the Board of Directors
     and Included As Appendix "b" to the Company's
     Management Information Circular Dated April 4, 2014
     and to Authorize and Direct Any Director Or Officer
     of the Company, Acting For, in the Name of and on
     Behalf of the Company, to Execute Or Cause to be
     Executed, and to Deliver Or Cause To                Management  For           Voted - For
     Be Delivered, Such Other Documents and Instruments,
     and to Do Or Cause to be Done All Such Other Acts
     and Things, As May in the Opinion of Such Director
     Or Officer be Necessary Or Desirable to Carry Out
     the Foregoing Resolution                                                      Non-Voting
4    To Vote at the Discretion of the Proxyholder on Any
     Amendments Or Variations to the Foregoing and on
     Any Other Matters (other Than Matters Which are to
     Come Before the Meeting and Which are the Subject
     of Another Proxy Executed by the Undersigned) Which
     May Properly Come Before the Meeting Or Any
     Postponement Or Adjournment Thereof                 Management  For           Voted - Against


1170

GLOBAL X PURE GOLD MINERS ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
DETOUR GOLD CORPORATION, TORONTO ON
CUSIP: 250669108
Meeting Date: 01-May-14     Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or ' Abstain '-for All Resolutions.       Non-Voting                Non-Voting
1.1  Election of Director: Peter E. Crossgrove            Management  For           Voted - For
1.2  Election of Director: Louis Dionne                   Management  For           Voted - For
1.3  Election of Director: Robert E. Doyle                Management  For           Voted - For
1.4  Election of Director: Andre Falzon                   Management  For           Voted - For
1.5  Election of Director: Ingrid J. Hibbard              Management  For           Voted - For
1.6  Election of Director: J. Michael Kenyon              Management  For           Voted - For
1.7  Election of Director: Paul Martin                    Management  For           Voted - For
1.8  Election of Director: Alex G. Morrison               Management  For           Voted - For
1.9  Election of Director: Jonathan Rubenstein            Management  For           Voted - For
1.10 Election of Director: Graham Wozniak                 Management  For           Voted - For
2    Appointment of KPMG LLP, Chartered Accountants As
     Auditors of the Corporation for the Ensuing Year
     and Authorizing the Directors to Fix Their
     Remuneration                                         Management  For           Voted - For
ELDORADO GOLD CORPORATION
CUSIP: 284902103  TICKER: EGO
Meeting Date: 01-May-14     Meeting Type: Annual and Special Meeting
01   Director                                             Management
1    K. Ross Cory                                         Management  For           Voted - For
2    Robert R. Gilmore                                    Management  For           Voted - For
3    Geoffrey A. Handley                                  Management  For           Voted - For
4    Michael A. Price                                     Management  For           Voted - For
5    Steven P. Reid                                       Management  For           Voted - For
6    Jonathan A. Rubenstein                               Management  For           Voted - For
7    Donald M. Shumka                                     Management  For           Voted - For
8    Paul N. Wright                                       Management  For           Voted - For
02   Appoint KPMG LLP As the Independent Auditor (see
     Page 22 of the Management Proxy Circular)            Management  For           Voted - For
03   Authorize the Directors to Set the Auditor's Pay,
     If KPMG is Reappointed As the Independent Auditor
     (see Page 22 of the Management Proxy Circular)       Management  For           Voted - For
04   Approve an Ordinary Resolution Set Out on Page 25
     of the Management Proxy Circular Confirming the
     Repeal of Former By-law No. 1 and the Adoption of
     New By-law No. 1                                     Management  For           Voted - For
05   Approve A Special Resolution Set Out on Page 26 of
     the Management Proxy Circular Adopting Amendments
     to the Restated Articles of Incorporation to
     Eliminate the Class of Convertible Non-voting Shares Management  For           Voted - For


1171




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
06  Approve an Ordinary Resolution Set Out on Page 29
    of the Management Proxy Circular Approving the
    Amended and Restated Incentive Stock Option Plan
    for Officers and Directors                           Management  For           Voted - For
07  Approve an Ordinary Resolution Set Out on Page 29
    of the Management Proxy Circular Approving the
    Amended and Restated Incentive Stock Option Plan
    for Employees, Consultants and Advisors              Management  For           Voted - For
08  Approve an Ordinary Resolution Set Out on Page 32
    of the Management Proxy Circular Adopting the New
    Performance Share Unit Plan.                         Management  For           Voted - For
GOLD FIELDS LIMITED
CUSIP: 38059T106 TICKER: GFI
Meeting Date: 09-May-14 Meeting Type: Annual
O1  Re-appointment of Auditors                           Management  For           Voted - For
O2  Re-election of A Director: K Ansah                   Management  For           Voted - For
O3  Re-election of Director: N J Holland                 Management  For           Voted - For
O4  Re-election of Director: P A Schmidt                 Management  For           Voted - For
O5  Re-election of A Member of the Audit Committee: G M
    Wilson                                               Management  For           Voted - Against
O6  Re-election of A Member of the Audit Committee: R P
    Menell                                               Management  For           Voted - For
O7  Re-election of A Member of the Audit Committee: D M
    J Ncube                                              Management  For           Voted - For
O8  Approval for the Issue of Authorized But Unissued
    Ordinary Shares                                      Management  For           Voted - For
A1  Advisory Endorsement of the Remuneration Policy      Management  For           Voted - For
S1  Approval for the Issuing of Equity Securities for
    Cash                                                 Management  For           Voted - For
S2  Approval of the Remuneration of Non-executive
    Directors                                            Management  For           Voted - For
S3  Approval for the Company to Grant Financial
    Assistance in Terms of Sections 44 and 45 of the Act Management  For           Voted - For
S4  Acquisition of the Company's Own Shares              Management  For           Voted - For
HARMONY GOLD MINING COMPANY LIMITED
CUSIP: 413216300 TICKER: HMY
Meeting Date: 05-Dec-13 Meeting Type: Annual
O1  To Re-elect Joaquim Chissano As A Director           Management  For           Voted - Against
O2  To Re-elect Cathie Marcus As A Director              Management  For           Voted - For
O3  To Re-elect Andre Wilkens As A Director              Management  For           Voted - For
O4  To Elect Karabo Nondumo As A Director                Management  For           Voted - For
O5  To Elect Vishnu Pillay As A Director                 Management  For           Voted - For
O6  To Re-elect John Wetton As A Member of the Audit
    Committee                                            Management  For           Voted - For


1172




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O7  To Re-elect Fikile De Buck As A Member of the Audit
    and Risk Committee                                  Management  For           Voted - For
O8  To Re-elect Simo Lushaba As A Member of the Audit
    and Risk Committee                                  Management  For           Voted - For
O9  To Re-elect Modise Motloba As A Member of the Audit
    Committee                                           Management  For           Voted - For
O10 To Elect Karabo Nondumo As A Member of the Audit
    Committee                                           Management  For           Voted - For
O11 To Reappoint the External Auditors                  Management  For           Voted - For
O12 To Approve the Remuneration Policy                  Management  For           Voted - For
S13 To Approve Non-executive Directors' Remuneration    Management  For           Voted - For
S14 Financial Assistance to Related and Inter-related
    Companies                                           Management  For           Voted - For
S15 Amendment of the Company's Memorandum of
    Incorporation                                       Management  For           Voted - For
KINROSS GOLD CORPORATION
CUSIP: 496902404 TICKER: KGC
Meeting Date: 08-May-14 Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   John A. Brough                                      Management  For           Voted - For
2   John K. Carrington                                  Management  For           Voted - For
3   John M.h. Huxley                                    Management  For           Voted - For
4   Kenneth C. Irving                                   Management  For           Voted - For
5   John A. Keyes                                       Management  For           Voted - For
6   John A. Macken                                      Management  For           Voted - For
7   C. Mcleod-seltzer                                   Management  For           Voted - For
8   John E. Oliver                                      Management  For           Voted - For
9   Una M. Power                                        Management  For           Voted - For
10  Terence C.w. Reid                                   Management  For           Voted - For
11  J. Paul Rollinson                                   Management  For           Voted - For
12  Ruth G. Woods                                       Management  For           Voted - For
02  To Approve the Appointment of KPMG LLP, Chartered
    Accountants, As Auditors of the Company for the
    Ensuing Year and to Authorize the Directors to Fix
    Their Remuneration.                                 Management  For           Voted - For
03  To Consider And, If Deemed Appropriate, to Pass,
    with Or Without Variation, A Resolution Amending
    the Share Option Plan of Kinross to (a) Increase
    the Number of Common Shares Reserved for Issuance
    Thereunder from 21,166,667 to 31,166,667 and (b) to
    Add A Provision Whereby Optionholders Can Surrender
    Their Options to the Company in Exchange for the
    "in-the- Money" Value in the Form of Either Cash Or
    Shares, with A Company Option to Deliver Shares
    Even If the Optionholder Elects to Receive Cash.    Management  For           Voted - For
04  To Consider And, If Deemed Appropriate, to Pass,
    with Or Without Variation, A Resolution Amending
    Kinross' Restricted Share Plan to (a) Increase the


1173




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Number of Shares Reserved for Issuance from
    20,000,000 to 35,000,000, (b) Permit Employees      Management  For           Voted - For
    (excluding the Senior Leadership Team) to Request
    That Settlement of Rsus Vesting in 2014 be in Cash
    Instead of Shares and (c) Permit Employees to Elect
    to Surrender Vested Rsus in Satisfaction of
    Withholding Taxes Due on Vesting.                                             Non-Voting
05  To Consider And, If Deemed Appropriate, to Pass, an
    Advisory Resolution on Kinross' Approach to
    Executive Compensation.                             Management  For           Voted - Against
KOZA ALTIN IZLETMELERI A.S., IZMIR
CUSIP: M6372R103
Meeting Date: 31-Mar-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening, Election of the Chairmanship Council and
    Granting Authorization to the Chairmanship Council
    for Signing the Meeting Minutes                     Management  For           Voted - For
2   Presentation, Discussion of the Annual Report
    Issued by the Board of Directors of the Company for
    the Year of 2013                                    Management  For           Voted - For
3   Reading the Executive Summary of the Independent
    Audit Report for the Year of 2013                   Management  For           Voted - For
4   Reading , Discussion and Adoption of the Financial
    Statements of the Related Fiscal Year               Management  For           Voted - For
5   Absolving Board Members and Auditors with Respect
    to Their Activities                                 Management  For           Voted - For
6   Approval of Dividend Policy Adherence to Capital
    Market Board Laws and Regulations                   Management  For           Voted - For
7   Acceptance, Acceptance Through Modification Or
    Rejection of Distribution of Profit and the
    Dividend, Distribution Date                         Management  For           Voted - For
8   Determination and Election of Board Members A
    Decision on Their Duty Period                       Management  For           Voted - For
9   Approval and Providing Information About Wage
    Policy for the Board Members                        Management  For           Voted - For
10  Determination of Remuneration for Board Members     Management  For           Voted - For
11  Approval of Independent Auditing Firm Elected by
    Board of Directors                                  Management  For           Voted - For


1174




                           GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
12  Providing Information to Shareholders About
    Donation Policy                                     Management  For           Voted - For
13  Providing Information to the General Assembly About
    the Assurances, Mortgages and Heritable Securities
    Given to Third Parties                              Management  For           Voted - For
14  General Assembly Regarding the Donations Made
    Within the Fiscal Year 2013 and Determination of A
    Upper Limit for Donations to be Made in 2014        Management  For           Voted - For
15  Granting of Permission to Shareholders Having
    Managerial Control, Shareholder Board Members, Top
    Managers and Up to the Second Degree Blood Or
    Affinity Relatives in Accordance with Articles 395
    and 396 of Turkish Commercial Code, Capital Markets
    Board Legislation and Obtaining Information to the
    Shareholders Concerning the Transactions Done in
    the Year 2013 in Line with Corporate Governance
    Principles                                          Management  For           Voted - Against
16  Wishes and Hopes                                    Management  For           Voted - For
MEDUSA MINING LTD
CUSIP: Q59444101
Meeting Date: 22-Nov-13    Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 5 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The- Voting
    Exclusion.                                          Non-Voting                Non-Voting
1   Re-election of Director Mr Ciceron Angeles          Management  For           Voted - For
2   Re-election of Director Mr Raul Conde Villanueva    Management  For           Voted - For
3   Re-election of Director Mr Gary Raymond Powell      Management  For           Voted - For
4   Disapplication of Pre-emptive Rights                Management  For           Voted - For
5   Adoption of the Remuneration Report                 Management  For           Voted - For
OSISKO MINING CORP
CUSIP: 688278100
Meeting Date: 30-May-14    Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "1 to


1175




     GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     5 and 7 to 10" and 'in Favor' Or 'abstain' Only for
     Res-olution Numbers "6.1 to 6.11". Thank You.        Non-Voting                Non-Voting
     Please Note That Resolution 2, 3 and 8 is to be
     Approved by Disinterested Shar-eholders. Thank You   Non-Voting                Non-Voting
     Please Note That This Meeting Mentions Dissenter's
     Rights, Please Refer to The-management Information
     Circular for Details                                 Non-Voting                Non-Voting
1    Special Resolution to Approve the Arrangement Under
     Section 192 of the Canada Business Corporations Act
     Involving the Company, Agnico Eagle Mines Limited
     and Yamana Gold Inc. the Full Text of the Special
     Resolution is Set Out in Schedule "a" to the
     Circular                                             Management  For           Voted - For
2    Resolution Approving the Payment of the Out-of The-
     Money Option Consideration Amount, As More Fully
     Described in the Circular                            Management  For           Voted - Against
3    Resolution Approving the New Osisko Stock Option
     Plan, As More Fully Described in the Circular        Management  For           Voted - For
4    Resolution Approving the New Osisko Shareholder
     Rights Plan, As More Fully Described in the Circular Management  For           Voted - For
5    Special Resolution Approving the New Osisko Share
     Consolidation, on the Basis of One Post
     Consolidated New Osisko Share for Each 10 Pre-
     Consolidation New Osisko Shares, As More Fully
     Described in the Circular                            Management  For           Voted - For
6.1  Election of Director: Victor H. Bradley              Management  For           Voted - For
6.2  Election of Director: John F. Burzynski              Management  For           Voted - For
6.3  Election of Director: Marcel Cote                    Management  For           Voted - For
6.4  Election of Director: Michele Darling                Management  For           Voted - For
6.5  Election of Director: Joanne Ferstman                Management  For           Voted - For
6.6  Election of Director: Staph Leavenworth Bakali       Management  For           Voted - For
6.7  Election of Director: William A. Mackinnon           Management  For           Voted - For
6.8  Election of Director: Charles E. Page                Management  For           Voted - For
6.9  Election of Director: Sean Roosen                    Management  For           Voted - For
6.10 Election of Director: Gary A. Sugar                  Management  For           Voted - For
6.11 Election of Director: Serge Vezina                   Management  For           Voted - For
7    Resolution Appointing PricewaterhouseCoopers LLP As
     Auditors of the Company and Authorizing the
     Directors of the Company to Fix Their Remuneration   Management  For           Voted - For
8    Resolution Approving Unallocated Rights and
     Entitlements Under the Osisko Employee Share
     Purchase Plan, As More Fully Described in the
     Circular                                             Management  For           Voted - For
9    Resolution Approving Unallocated Options Under the
     Osisko Stock Option Plan, As More Fully Described
     in the Circular                                      Management  For           Voted - For
10   Resolution - Advisory Vote on Executive
     Compensation Approach, As More Fully Described in
     the Circular                                         Management  For           Voted - Against


1176




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
PERSEUS MINING LTD
CUSIP: Q74174105
Meeting Date: 15-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (1 and 4), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
1   Adoption of Remuneration Report                      Management  For           Voted - For
2   Re-election of Mr Jeff Quartermaine As A Director    Management  For           Voted - For
3   Re-election of Mr Reg Gillard As A Director          Management  For           Voted - For
4   Renewal of Employee Option Plan                      Management  For           Voted - For
Meeting Date: 04-Jun-14 Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 2, 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit (as Referred in the Company-
    Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
1   Ratification of Issue of Shares                      Management  For           Voted - For
2   Approval of Issue of Performance Rights to Mr.
    Quartermaine                                         Management  For           Voted - For
3   Approval of Issue of Performance Rights to Mr.
    Carson                                               Management  For           Voted - For


1177

GLOBAL X PURE GOLD MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PETROPAVLOVSK PLC
CUSIP: G7053A101
Meeting Date: 14-Nov-13 Meeting Type: Ordinary General Meeting
1   Proposed Sale of 76.62 Per Cent of the Issued
    Shares in Ojsc 'ore-mining Company' Berelekh        Management  For           Voted - For
Meeting Date: 17-Jun-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Accounts and the Reports
    of the Directors and Auditors Thereon               Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report                                              Management  For           Voted - For
3   To Receive and Approve the Directors' Remuneration
    Policy                                              Management  For           Voted - For
4   To Re-appoint Deloitte LLP As Auditors of the
    Company                                             Management  For           Voted - For
5   To Authorise the Directors to Determine the
    Remuneration of the Auditors                        Management  For           Voted - For
6   To Re-appoint Mr Dmitry Chekashkin As A Director of
    the Company                                         Management  For           Voted - For
7   To Re-elect Mr Peter Hambro As A Director of the
    Company                                             Management  For           Voted - For
8   To Re-elect Mr Sergey Ermolenko As A Director of
    the Company                                         Management  For           Voted - Against
9   To Re-elect Mr Andrey Maruta As A Director of the
    Company                                             Management  For           Voted - For
10  To Re-elect Dr Graham Birch As A Director of the
    Company                                             Management  For           Voted - For
11  To Re-elect Sir Malcolm Field As A Director of the
    Company                                             Management  For           Voted - For
12  To Re-elect Field Marshal the Lord Guthrie of
    Craigiebank As A Director of the Company            Management  For           Voted - For
13  To Re-elect Dr David Humphreys As A Director of the
    Company                                             Management  For           Voted - For
14  To Re-elect Sir Roderic Lyne As A Director of the
    Company                                             Management  For           Voted - For
15  To Re-elect Mr Charles Mcveigh III As A Director of
    the Company                                         Management  For           Voted - For
16  To Re-elect Dr Alfiya Samokhvalova As A Director of
    the Company                                         Management  For           Voted - For
17  To Re-elect Mr Martin Smith As A Director of the
    Company                                             Management  For           Voted - For
18  To Authorise the Directors to Allot Shares          Management  For           Voted - For
19  To Disapply Statutory Pre-emption Rights            Management  For           Voted - For
20  To Allow General Meetings to be Called on 14 Clear
    Days' Notice                                        Management  For           Voted - Against


1178

GLOBAL X PURE GOLD MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
POLYUS GOLD INTERNATIONAL LTD, JERSEY
CUSIP: G7166H100
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
1   To Receive the Company's Financial Statements and
    the Reports of the Directors and the Auditors for
    the Accounting Period Ended 31 December 2013        Management  For           Voted - For
2   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013                     Management  For           Voted - Against
3   To Re-elect Adrian Coates As A Director of the
    Company                                             Management  For           Voted - For
4   To Re-elect Bruce Buck As A Director of the Company Management  For           Voted - For
5   To Re-elect Kobus Moolman As A Director of the
    Company                                             Management  For           Voted - For
6   To Re-elect Anna Kolonchina As A Director of the
    Company                                             Management  For           Voted - For
7   To Re-elect Igor Gorin As A Director of the Company Management  For           Voted - For
8   To Re-elect Ilya Yuzhanov As A Director of the
    Company                                             Management  For           Voted - For
9   To Re-elect Edward Dowling As A Director of the
    Company                                             Management  For           Voted - For
10  To Re-elect Pavel Grachev As A Director of the
    Company                                             Management  For           Voted - For
11  To Re-appoint Deloitte LLP As Auditor of the
    Company to Hold Office Until the Conclusion of the
    Next General Meeting at Which Accounts are Laid
    Before the Company                                  Management  For           Voted - For
12  To Authorise the Board to Fix the Amount of the
    Auditors' Remuneration                              Management  For           Voted - For
13  To Authorise the Directors to Allot New Equity
    Securities (on the Terms Set Out in Resolution 13)  Management  For           Voted - For
14  To Authorise the Disapplication of Certain
    Pre-emption Rights (on the Terms Set Out in
    Resolution 14)                                      Management  For           Voted - For
15  To Authorise the Company to Make Market Share Buy
    Backs (on the Terms Set Out in Resolution 15)       Management  For           Voted - For
RANDGOLD RESOURCES LIMITED
CUSIP: 752344309 TICKER: GOLD
Meeting Date: 06-May-14 Meeting Type: Annual
O1  To Receive and Consider the Audited Financial
    Statements of the Company for the Year Ended 31
    December 2013 Together with the Directors' Reports
    and the Auditors' Report on the Financial
    Statements.                                         Management  For           Voted - For
O2  To Declare A Final Dividend of Us$0.50 Per Ordinary
    Share Recommended by the Directors in Respect of
    the Financial Year Ended 31 December 2013.          Management  For           Voted - For


1179




                             GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O3  To Approve the Directors' Remuneration Report for
    the Financial Year Ended 31 December 2013 (other
    Than the Directors' Remuneration Policy Report).    Management  For           Voted - Against
O4  To Approve the Directors' Remuneration Policy
    Report.                                             Management  For           Voted - For
O5  To Re-elect Mark Bristow As A Director of the
    Company.                                            Management  For           Voted - For
O6  To Re-elect Norborne Cole Jr As A Director of the
    Company.                                            Management  For           Voted - For
O7  To Re-elect Christopher Coleman As A Director of
    the Company.                                        Management  For           Voted - For
O8  To Re-elect Kadri Dagdelen As A Director of the
    Company.                                            Management  For           Voted - For
O9  To Re-elect Jamil Kassum As A Director of the
    Company.                                            Management  For           Voted - For
O10 To Re-elect Jeanine Mabunda Lioko As A Director of
    the Company.                                        Management  For           Voted - For
O11 To Re-elect Andrew Quinn As A Director of the
    Company.                                            Management  For           Voted - For
O12 To Re-elect Graham Shuttleworth As A Director of
    the Company.                                        Management  For           Voted - For
O13 To Re-elect Karl Voltaire As A Director of the
    Company.                                            Management  For           Voted - For
O14 To Re-appoint Bdo LLP As the Auditor of the Company
    to Hold Office Until the Conclusion of the Next
    Annual General Meeting of the Company.              Management  For           Voted - For
O15 To Authorise the Directors to Determine the
    Remuneration of the Auditors.                       Management  For           Voted - For
S16 To Increase the Authorised Share Capital of the
    Company.                                            Management  For           Voted - For
O17 Authority to Allot Shares and Grant Rights to
    Subscribe For, Or Convert Any Security Into Shares. Management  For           Voted - For
O18 Awards of Ordinary Shares to Non- Executive
    Directors.                                          Management  For           Voted - For
O19 Variation of Directors Powers Under the Articles of
    Association.                                        Management  For           Voted - For
S20 Authority to Disapply Pre-emption Rights.           Management  For           Voted - For
S21 Authority for the Company to Purchase Its Own
    Ordinary Shares.                                    Management  For           Voted - For
S22 Articles of Association.                            Management  For           Voted - For
O23 Scrip Dividend.                                     Management  For           Voted - For
O24 Electronic Communications.                          Management  For           Voted - For
SEMAFO INC, SAINT-LAURENT QC
CUSIP: 816922108
Meeting Date: 15-May-14      Meeting Type: MIX
1.1 Election for Director: Terence F. Bowles            Management  For           Voted - For
1.2 Election for Director: Benoit Desormeaux            Management  For           Voted - For
1.3 Election for Director: Jean Lamarre                 Management  For           Voted - For


1180




                         GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.4 Election for Director :john Leboutillier            Management  For           Voted - For
1.5 Election for Director :gilles Masson                Management  For           Voted - For
1.6 Election for Director :lawrence Mcbrearty           Management  For           Voted - For
1.7 Election for Director :tertius Zongo                Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Corporation for the Ensuing Year
    and Authorizing the Directors to Determine
    Their Compensation                                  Management  For           Voted - For
3   Extension of the Shareholders Rights Plan           Management  For           Voted - For
4   Advisory Resolution on the Corporations Approach to
    Executive Compensation                              Management  For           Voted - For
    08 Apr 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' Only for
    Resolutions 3 and 4 and 'in Favor' Or 'abstain'
    Only for Res-olution Numbers 1.1 to 1.7 and 2.
    Thank You.                                          Non-Voting                Non-Voting
    08 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment, Change in
    Text of Resolution 2 and Change in Meeting Type
    from Agm To-mix. If You Have Already Sent in Your
    Votes, Please Do Not Return This Proxy-form Unless
    You Decide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting
SIBANYE GOLD
CUSIP: 825724206 TICKER: SBGL
Meeting Date: 05-Nov-13  Meeting Type: Special
1.  Approval for the Allotment and Issue of the
    Consideration Shares                                Management  For           Voted - For
2.  Election of A Director -mr R T L Chan               Management  For           Voted - For
3.  Election of A Director -mr C D Chadwick             Management  For           Voted - For
Meeting Date: 17-Jun-14  Meeting Type: Annual
1.  Re-appointment of Auditors                          Management  For           Voted - For
2.  Election of A Director: Zst Skweyiya                Management  For           Voted - For
3.  Re-election of A Director: Ms Moloko                Management  For           Voted - For
4.  Re-election of A Director: Nj Froneman              Management  For           Voted - For
5.  Re-election of A Director: C Keyter                 Management  For           Voted - For
6.  Re-election of A Director: Ka Rayner                Management  For           Voted - For
7.  Re-election of A Member and Chair of the Audit
    Committee: Ka Rayner                                Management  For           Voted - For
8.  Re-election of A Member of the Audit Committee: Rp
    Menell                                              Management  For           Voted - For
9.  Re-election of A Member of the Audit Committee: Ng
    Nika                                                Management  For           Voted - For
10. Re-election of A Member of the Audit Committee: Sc
    Van Der Merwe                                       Management  For           Voted - For
11. Approval for the Issue of Authorised But Unissued
    Ordinary Shares                                     Management  For           Voted - For


1181




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
12.  Advisory Endorsement of the Renumeration Policy      Management  For           Voted - For
S1.  Approval for the Renumeration of Non-executive
     Directors                                            Management  For           Voted - For
S2.  Approval for the Company to Grant Financial
     Assistance in Terms of Section 44 and 45 of the Act  Management  For           Voted - For
S3.  Acquisition of the Company's Own Shares              Management  For           Voted - For
ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING
CUSIP: Y988A6104
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "1".
     Thank You.                                           Non-Voting                Non-Voting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url
     Links:http://www.hkexnews.hk/listedco/listconew
     S/sehk/2013/1015/ltn-20131015227.pdf,
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn-20131015219.pdf And-
     Http://www.hkexnews.hk/listedco/listconews/sehk/
     2013/1015/ltn2-0131015215.pdf                        Non-Voting                Non-Voting
1    To Consider and Approve the "resolution on the
     Non-public Issue of Debt Financial Instruments" and
     the Authorization of the Chairman of the Company to
     Determine and Handle All Matters Relating to the
     Non-public Issue of Debt Financial Instruments       Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking O-n the Url Links:
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn-201404091025.pdf,
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0508/lt-n20140508521.pdf
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn-201404091039.pdf, and
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/050-8/ltn20140508453.pdf                      Non-Voting                Non-Voting
     Please Note That This is an Amendment to Meeting Id
     299781 Due to Addition Of-resolution S.4. All Votes
     Received on the Previous Meeting Will be
     Disregarded-and You Will Need to Reinstruct on This
     Meeting Notice. Thank You.                           Non-Voting                Non-Voting
O.i  The Report of the Board of Directors ("board") of
     the Company for the Year Ended 31 December 2013      Management  For           Voted - For
O.ii The Report of the Supervisory Committee of the
     Company for the Year Ended 31 December 2013          Management  For           Voted - For
O.iii The Audited Financial Report of the Company for the
     Year Ended 31 December 2013                          Management  For           Voted - For


1182




                        GLOBAL X PURE GOLD MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.iv The Proposal for the Declaration and Payment of
     Final Dividends for the Year Ended 31 December 2013 Management  For           Voted - For
O.v  The Proposal for the Re-appointment of Ernst &
     Young and Shulun Pan Certified Public Accountants
     As the International Auditor and the Prc Auditor of
     the Company Respectively for the Year Ended 31
     December 2014, and to Authorize the Board to Fix
     Their Respective Remuneration                       Management  For           Voted - For
S.1  To Grant A General Mandate to be Given to the Board
     to Exercise the Power of the Company to Allot,
     Issue Or Deal with the Domestic Shares and H Shares
     of Up to A Maximum of 20% of the Aggregate Nominal
     Value of Each of the Issued Domestic Shares and H
     Shares of the Company As at the Date of Passing
     This Resolution                                     Management  For           Voted - Against
S.2  To Grant A General Mandate to be Given to the Board
     to Exercise the Power of the Company to Repurchase
     H Shares of Up to A Maximum of 10% of the Aggregate
     Nominal Value of the Issued H Shares Share Capital
     of the Company As at the Date of Passing This
     Resolution                                          Management  For           Voted - For
S.3  Proposal for the Issuance of Non- Financial
     Corporate Debt Financing Instrument in the
     Inter-bank Board Market                             Management  For           Voted - For
S.4  The Proposed Issue of Corporate Bonds in the Prc
     and the Grant of Authority to the Board to Deal
     with Such Matters Relating to the Issue of the
     Corporate Bonds (as Set Out in the Circular of the
     Company Dated 9 May 2014)                           Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Class Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn201404091027.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn201404091045.pdf                     Non-Voting                Non-Voting
1    To Grant A General Mandate to be Given to the Board
to Exercise the Power of the Company to Repurchase
H Shares of Up to A Maximum of 10% of the Aggregate
Nominal Value of the Issued H Shares Share Capital
of the Company As at the Date of Passing This
Resolution                                               Management  For           Voted - Against


1183

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
AFRICAN BARRICK GOLD PLC, LONDON
CUSIP: G0128R100
Meeting Date: 24-Apr-14 Meeting Type: Annual General Meeting
1   That the Audited Annual Accounts for the Company
    for the Financial Year Ended 31 December 2013,
    Together with the Strategic Report, the Directors'
    Report and the Auditors' Reports be Received         Management  For           Voted - For
2   That the Directors' Remuneration Report for the
    Financial Year Ended 31 December 2013 be Approved    Management  For           Voted - For
3   That the Directors' Remuneration Policy be Approved
    and Shall Take Effect Immediately After the 2014
    Annual General Meeting                               Management  For           Voted - For
4   That A Final Dividend of Us2.0 Cents Per Ordinary
    Share, for the Year Ended 31 December 2013, be
    Approved                                             Management  For           Voted - For
5   That Kelvin Dushnisky be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
6   That Bradley ("brad") Gordon be Elected As A
    Director of the Company                              Management  For           Voted - For
7   That Ambassador Juma V. Mwapachu be Re- Elected As
    A Director of the Company                            Management  For           Voted - For
8   That Graham Clow be Elected As A Director of the
    Company                                              Management  For           Voted - For
9   That Rachel English be Elected As A Director of the
    Company                                              Management  For           Voted - For
10  That Andre Falzon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
11  That Stephen Galbraith be Re-elected As A Director
    of the Company                                       Management  For           Voted - For
12  That Michael Kenyon be Re-elected As A Director of
    the Company                                          Management  For           Voted - For
13  That Steve Lucas be Elected As A Director of the
    Company                                              Management  For           Voted - For
14  That Richard ("rick") Mccreary be Re-elected As A
    Director of the Company                              Management  For           Voted - For
15  That Peter Tomsett be Elected As A Director of the
    Company                                              Management  For           Voted - For
16  That PricewaterhouseCoopers LLP be Re- Appointed As
    Auditors of the Company                              Management  For           Voted - For
17  That the Audit Committee of the Company be
    Authorised to Agree the Remuneration of the Auditors Management  For           Voted - For
18  That the Directors of the Company be Authorised to
    Allot Shares in the Company                          Management  For           Voted - For
19  That the Directors of the Company be Empowered to
    Allot Equity Securities for Cash                     Management  For           Voted - For
20  That the Company be Authorised to Make Market
    Purchases of Ordinary Shares                         Management  For           Voted - For


1184




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
21  That A General Meeting Other Than an Annual General
    Meeting May be Called on Not Less Than 14 Clear
    Days' Notice                                        Management  For           Voted - Against
AFRICAN MINERALS LTD
CUSIP: G0114P100
Meeting Date: 26-Sep-13 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    219166 Due to Receipt of P-ast Record Date. All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
1   Receive and Adopt the Directors' Report, the
    Financial Statements and the Auditor's Report for
    the Financial Year Ended 31 December 2012, As
    Approved by the Directors                           Management  For           Voted - For
2   Approve the Directors' Remuneration Report for the
    Year Ended 31 December 2012                         Management  For           Voted - Against
3   Approve the Re-appointment of Ernst & Young LLP As
    Independent Auditors to the Company and Authorise
    the Directors to Set Their Remuneration             Management  For           Voted - For
4   Re-elect Murray John, Who Retired by Rotation, As A
    Director of the Company                             Management  For           Voted - For
5   Re-elect Bernard Pryor, Who Retired by Rotation, As
    A Director of the Company                           Management  For           Voted - For
6   Re-elect Li Zhimin, Who Was Appointed As A Director
    by the Board, As A Director of the Company          Management  For           Voted - For
7   Re-elect Ian Cockerill, Who Was Appointed As A
    Director by the Board, As A Director of the Company Management  For           Voted - For
ALACER GOLD CORP
CUSIP: 010679108
Meeting Date: 27-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.5 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Rodney P. Antal               Management  For           Voted - For
1.2 Election of Director: Thomas R. Bates, Jr.          Management  For           Voted - For
1.3 Election of Director: Jan A. Castro                 Management  For           Voted - For
1.4 Election of Director: Edward C. Dowling, Jr.        Management  For           Voted - For
1.5 Election of Director: Richard P. Graff              Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors                                            Management  For           Voted - For
3   Adoption of the 2014 Equity Plan                    Management  For           Voted - For


1185

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALAMOS GOLD INC
CUSIP: 011527108
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1,"
    and 'in Favor' Or 'abstain' Only for
    Resolution-numbers "2.1, to 2.6 and 3". Thank You.  Non-Voting                Non-Voting
1   To Set the Number of Directors at Six               Management  For           Voted - For
2.1 Election of Director: Anthony Garson                Management  For           Voted - For
2.2 Election of Director: David Gower                   Management  For           Voted - For
2.3 Election of Director: John A. Mccluskey             Management  For           Voted - For
2.4 Election of Director: Paul J. Murphy                Management  For           Voted - For
2.5 Election of Director: Kenneth Stowe                 Management  For           Voted - For
2.6 Election of Director: David Fleck                   Management  For           Voted - For
3   Appointment of Ernst & Young LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
ALLIED NEVADA GOLD CORP
CUSIP: 019344100 TICKER: ANV
Meeting Date: 01-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Robert M. Buchan                                    Management  For           Voted - For
2   Randy E. Buffington                                 Management  For           Voted - For
3   John W. IVany                                       Management  For           Voted - For
4   Stephen A. Lang                                     Management  For           Voted - For
5   Cameron A. Mingay                                   Management  For           Voted - For
6   Terry M. Palmer                                     Management  For           Voted - For
7   Carl A. Pescio                                      Management  For           Voted - For
8   A. Murray Sinclair                                  Management  For           Voted - For
9   Robert G. Wardell                                   Management  For           Voted - For
2.  To Approve, on an Advisory Basis, the Company's
    Named Executive Officer Compensation for Fiscal
    2013.                                               Management  For           Voted - For
3.  Ratification of Eks&h Lllp As the Independent
    Registered Public Accounting Firm for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For
4.  Approve the Allied Nevada Gold Corp. Performance
    and Incentive Pay Plan.                             Management  For           Voted - For


1186




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALPHA NATURAL RESOURCES, INC.
CUSIP: 02076X102 TICKER: ANR
Meeting Date: 22-May-14 Meeting Type: Annual
1.1 Election of Director: Kevin S. Crutchfield          Management  For           Voted - For
1.2 Election of Director: Angelo C. Brisimitzakis       Management  For           Voted - For
1.3 Election of Director: William J. Crowley, Jr.       Management  For           Voted - For
1.4 Election of Director: E. Linn Draper, Jr.           Management  For           Voted - For
1.5 Election of Director: Glenn A. Eisenberg            Management  For           Voted - For
1.6 Election of Director: Deborah M. Fretz              Management  For           Voted - For
1.7 Election of Director: P. Michael Giftos             Management  For           Voted - For
1.8 Election of Director: L. Patrick Hassey             Management  For           Voted - For
1.9 Election of Director: Joel Richards, III            Management  For           Voted - For
2.  Approval of the Amended and Restated 2012 Long-term
    Incentive Plan.                                     Management  For           Voted - For
3.  Advisory Approval of the Company's Executive
    Compensation.                                       Management  For           Voted - For
4.  Ratification of Independent Registered Public
    Accounting Firm, KPMG LLP.                          Management  For           Voted - For
5.  A Stockholder Proposal Requesting an Environmental
    Report.                                             Shareholder Against       Voted - Against
6.  A Stockholder Proposal Requesting A Climate Change
    Report.                                             Shareholder Against       Voted - Against
7.  A Stockholder Proposal Requesting an Amendment to
    Alpha's Equal Employment Opportunity Policy.        Shareholder Against       Voted - For
AQUILA RESOURCES LTD
CUSIP: Q0460J103
Meeting Date: 29-Nov-13 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    253511 Due to Addition Of-resolution 3(a). All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Voting Exclusions Apply to This Meeting for
    Proposal 4 and Votes Cast by Any I-ndividual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s Will-be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or Expect-to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") on the Releva-nt Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. by Vot-ing (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge That Y- Ou Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by the Passing O-f


1187

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     the Relevant Proposal/s and You Comply with the
     Voting Exclusion.                                   Non-Voting                Non-Voting
1    To Re-elect Mr Gordon Galt As A Director            Management  For           Voted - Against
2    To Elect Mr Steve Scudamore As A Director           Management  For           Voted - For
3    To Elect Mr Zhaoming Lu As A Director               Management  For           Voted - For
3(a) To Elect Mr Tim Netscher As A Director              Management  For           Voted - For
4    To Adopt the Remuneration Report                    Management  For           Voted - For
5    To Adopt the New Company Constitution               Management  For           Voted - Against
ARCH COAL, INC.
CUSIP: 039380100  TICKER: ACI
Meeting Date: 24-Apr-14   Meeting Type: Annual
1.   Director                                            Management
1    John W. Eaves                                       Management  For           Voted - For
2    Douglas H. Hunt                                     Management  For           Voted - For
3    J. Thomas Jones                                     Management  For           Voted - For
4    George C. Morris III                                Management  For           Voted - For
5    Paul A. Lang                                        Management  For           Voted - For
2.   Advisory Approval of the Company's Named Executive
     Officer Compensation.                               Management  For           Voted - For
3.   Ratification of the Appointment of Ernst & Young,
     LLP As Independent Registered Public Accounting
     Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
4.   Stockholder Proposal: Majority Vote for Directors.  Shareholder Against       Voted - For
5.   Stockholder Proposal: Report on Environmental
     Matters.                                            Shareholder Against       Voted - Against
ARGONAUT GOLD INC, TORONTO, ON
CUSIP: 04016A101
Meeting Date: 06-May-14   Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'abstain' For-all Resolutions. Thank
     You.                                                Non-Voting                Non-Voting
1.1  Election of Director: Peter C. Dougherty            Management  For           Voted - For
1.2  Election of Director: Brian J. Kennedy              Management  For           Voted - For
1.3  Election of Director: James E. Kofman               Management  For           Voted - For
1.4  Election of Director: Christopher R. Lattanzi       Management  For           Voted - For
1.5  Election of Director: Peter Mordaunt                Management  For           Voted - For
1.6  Election of Director: Dale C. Peniuk                Management  For           Voted - For
1.7  Election of Director: David H. Watkins              Management  For           Voted - For
2    Appointment of PricewaterhouseCoopers LLP,
     Chartered Accountants, As Auditors of the Company
     and the Authorization of the Directors to Fix Their
     Remuneration                                        Management  For           Voted - For


1188




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ARRIUM LTD, SYDNEY NSW
CUSIP: Q05369105
Meeting Date: 18-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 1 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The- Voting
    Exclusion.                                          Non-Voting                Non-Voting
1   Remuneration Report                                 Management  For           Voted - For
2   Re-election of Mr C R Galbraith Am As A Director    Management  For           Voted - For
3   Re-election of Ms R Warnock As A Director           Management  For           Voted - For
ATLAS IRON LTD
CUSIP: Q0622U103
Meeting Date: 30-Oct-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (1, 4 and 5),- You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect to Obtain-benefit by the Passing of
    the Relevant Proposal/s and You Comply with
    The-voting Exclusion                                Non-Voting                Non-Voting
1   Remuneration Report                                 Management  For           Voted - For
2   Re-election of Ms Tai Sook Yee As A Director        Management  For           Voted - For
3   Re-election of Dr David Smith As A Director         Management  For           Voted - For
4   Authority to Issue Shares to Settle the Performance
    Rights & Share Appreciation Rights Vesting in
    Fy2015 Issued to Mr Brinsden and to Give Retirement
    Benefits                                            Management  For           Voted - For
5   Authority to Issue Shares to Settle the Performance
    Rights & Share Appreciation Rights Vesting in


1189




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Fy2015 Issued to Mr Hancock and to Give Retirement
    Benefits                                            Management  For           Voted - For
AURICO GOLD INC.
CUSIP: 05155C105 TICKER: AUQ
Meeting Date: 09-May-14 Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Alan R. Edwards                                     Management  For           Voted - For
2   Mark J. Daniel                                      Management  For           Voted - For
3   Scott G. Perry                                      Management  For           Voted - For
4   Luis M. Chavez                                      Management  For           Voted - For
5   Patrick D. Downey                                   Management  For           Voted - For
6   Ronald E. Smith                                     Management  For           Voted - For
7   Richard M. Colterjohn                               Management  For           Voted - For
8   Joseph G. Spiteri                                   Management  For           Voted - For
02  Appoint KPMG LLP, Chartered Accountants, As
    Auditors for the Company, and to Authorize the
    Directors of the Company to Set the Auditors'
    Remuneration.                                       Management  For           Voted - For
03  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders, Confirming and
    Ratifying the Company's Advance Notice By-law.      Management  For           Voted - For
04  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders Confirming and Ratifying
    the Amendments to the Company's By-law No. 1.       Management  For           Voted - For
05  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders Confirming and Ratifying
    the Company's Amended and Restated Employee Share
    Purchase Plan To, Among Other Things, Replenish the
    Common Shares Reserved for Issuance Under the Plan
    and to Specify Amendments to the Plan That Would
    Require Shareholder Approval.                       Management  For           Voted - For
06  Consider And, If Deemed Advisable, Pass A
    Non-binding, Advisory Resolution Accepting the
    Company's Approach to Executive Compensation.       Management  For           Voted - Against
B2GOLD CORP, VANCOUVER BC
CUSIP: 11777Q209
Meeting Date: 13-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4,
    5 and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.9 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at 9                 Management  For           Voted - For
2.1 Election of Director: Clive Johnson                 Management  For           Voted - For
2.2 Election of Director: Robert Cross                  Management  For           Voted - For


1190

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.3 Election of Director: Robert Gayton                 Management  For           Voted - For
2.4 Election of Director: Barry Rayment                 Management  For           Voted - For
2.5 Election of Director: Jerry Korpan                  Management  For           Voted - For
2.6 Election of Director: John IVany                    Management  For           Voted - For
2.7 Election of Director: Bongani Mtshisi               Management  For           Voted - For
2.8 Election of Director: Michael Carrick               Management  For           Voted - For
2.9 Election of Director: Kevin Bullock                 Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
4   To Approve the Option Plan Resolution Relating to
    the Adoption of the Amended Plan, As Described in
    the Management Information Circular of B2gold Corp.
    for the Annual General and Special Meeting of the
    Shareholders to be Held on June 13, 2014            Management  For           Voted - For
5   To Approve the Rsu Plan Resolution Relating to the
    Amendment of the Rsu Plan, As Described in the
    Management Information Circular of B2gold Corp. for
    the Annual General and Special Meeting of the
    Shareholders to be Held on June 13, 2014            Management  For           Voted - For
6   To Approve the Advance Notice Policy Resolution
    Relating to the Ratification, Confirmation and
    Approval of the Advance Notice Policy, As Described
    in the Management Information Circular of B2gold
    Corp. for the Annual General and Special Meeting of
    the Shareholders to be Held on June 13, 2014        Management  For           Voted - For
BARISAN GOLD CORP, VANCOUVER, BC
CUSIP: 06759D101
Meeting Date: 18-Jul-13 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    200707 Due to Addition Of-resolution. All Votes
    Received on the Previous Meeting Will be
    Disregarded And-you Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "1, 4,
    5, and 6" and 'in Favor' Or 'abstain' Only for
    Resolut-ion Numbers "2.1 to 2.3 and 3". Thank You.  Non-Voting                Non-Voting
1   Fixing the Number of Directors at 3                 Management  For           Voted - Against
2.1 Election of Alex Granger to the Board of Directors
    of the Company                                      Management  For           Voted - For
2.2 Election of Edward C. Rochette to the Board of
    Directors of the Company                            Management  For           Voted - For
2.3 Election of J.t. Lionel Martin to the Board of
    Directors of the Company                            Management  For           Voted - For
3   Appointment of Dale Matheson Carr-hilton Labonte
    LLP, Chartered Accountants, of Vancouver, British
    Columbia, As Auditors for the Ensuing Year and to


1191




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Authorize the Directors to Fix the Remuneration to
    be Paid to the Auditor                              Management  For           Voted - For
4   Approval of A Special Resolution to (i) Consolidate
    the Issued and Outstanding Shares of the Company on
    the Basis of Up to Ten Old Shares for One New
    Share; (ii) Amend the Articles of the Company to
    Allow the Directors to Approve and Implement the
    Consolidation of All Or Any of the Company's
    Unissued, Or Its Fully Paid Issued, Shares, and
    (iii) Allow the Revocation by the Board of
    Directors of This Resolution (if Passed by the
    Shareholders of the Company) Before It is Acted on
    Without Further Approval of the Shareholders        Management  For           Voted - For
5   Approval of an Ordinary Resolution to Ratify,
    Approve and Confirm All Lawful Acts, Contracts,
    Proceeding, Appointments and Payments of Money of
    and by the Directors of the Company Since the Date
    of the Company's Last Annual General Meeting        Management  For           Voted - For
6   Approval of Such Other Business As May Properly
    Come Before the Meeting As the Proxyholder, in His
    Sole Discretion, May See Fit                        Management  For           Voted - Against
BEADELL RESOURCES LTD, WEST PERTH WA 6005
CUSIP: Q1398U103
Meeting Date: 19-May-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4, 5, 6 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit (as Referred in the
    Company- Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Approval of the Remuneration Report (non-binding
    Resolution)                                         Management  For           Voted - For
2   Re-election of Dr Michael Donaldson                 Management  For           Voted - For
3   Re-election of Mr Ross Kestel                       Management  For           Voted - For
4   Renewal of Employee Option Scheme (eos)             Management  For           Voted - For
5   Grant of Performance Rights to Mr Robert Watkins Or
    His Nominee                                         Management  For           Voted - For
6   Grant of Performance Rights to Mr Peter Bowler Or
    His Nominee                                         Management  For           Voted - For


1192

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CAPSTONE MINING CORP
CUSIP: 14068G104
Meeting Date: 30-Apr-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.8 and 3". Thank
    You.                                                 Non-Voting                Non-Voting
1   To Set the Number of Directors at Eight              Management  For           Voted - For
2.1 Election of Director: Lawrence I. Bell               Management  For           Voted - For
2.2 Election of Director: George L. Brack                Management  For           Voted - For
2.3 Election of Director: Chantal Gosselin               Management  For           Voted - For
2.4 Election of Director: Gookho Lee                     Management  For           Voted - For
2.5 Election of Director: Kalidas Madhavpeddi            Management  For           Voted - For
2.6 Election of Director: Dale C. Peniuk                 Management  For           Voted - For
2.7 Election of Director: Darren M. Pylot                Management  For           Voted - For
2.8 Election of Director: Richard N. Zimmer              Management  For           Voted - For
3   Appointment of Deloitte LLP, Chartered Accountants,
    As Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration  Management  For           Voted - For
4   To Consider And, If Thought Advisable, to Pass A
    Special Resolution Approving Amendments to the
    Company's Articles to Modify the Means by Which
    Notice of Meetings of Shareholders and Other
    Shareholder Information May be Delivered to
    Shareholders and Revising Certain Quorum
    Requirements, As More Particularly Described in the
    Information Circular Dated As of March 27, 2014      Management  For           Voted - For
5   To Consider And, If Thought Advisable, to Pass an
    Ordinary Resolution Approving Amendments to the
    Company's Share Option and Bonus Share Plan, As
    More Particularly Described in the Information
    Circular Dated As of March 27, 2014                  Management  For           Voted - For
CENTAMIN PLC, ST HELIER
CUSIP: G2055Q105
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Company's Annual Accounts
    for the Financial Year Ended 31 December 2013
    Together with the Directors' Report and the
    Auditor's Report on Those Accounts                   Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report for the Financial Year Ended 31 December
    2013 Detailed in the Annual Report                   Management  For           Voted - Against
3.1 To Re-elect Josef El-raghy, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For


1193




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.2 To Re-elect Trevor Schultz, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
3.3 To Re-elect Gordon Edward Haslam, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
3.4 To Re-elect Professor G. Robert Bowker, Who Retires
    in Accordance with Article 33 of the Company's
    Articles                                             Management  For           Voted - For
3.5 To Re-elect Mark Arnesen, Who Retires in Accordance
    with Article 33 of the Company's Articles            Management  For           Voted - For
3.6 To Re-elect Mark Bankes, Who Retires in Accordance
    with Article 33 of the Company's Articles            Management  For           Voted - For
3.7 To Re-elect Kevin Tomlinson, Who Retires in
    Accordance with Article 33 of the Company's Articles Management  For           Voted - For
4.1 To Re-appoint Deloitte LLP As the Company's
    Auditors to Hold Office from the Conclusion of This
    Meeting Until the Conclusion of the Audit Tender
    Process, Whereby the Successful Audit Firm Will be
    Appointed to Fill the Casual Vacancy Until the 2015
    Agm                                                  Management  For           Voted - For
4.2 To Authorise the Directors to Agree the
    Remuneration of the Auditors                         Management  For           Voted - For
5   To Authorise the Directors to Allot Relevant
    Securities                                           Management  For           Voted - For
6   To Disapply the Pre-emption Rights Under the
    Company's Articles in Respect of the Allotment of
    Equity Securities for Cash                           Management  For           Voted - For
7   To Authorise the Company to Make Market Purchases
    of Its Own Shares                                    Management  For           Voted - For
CENTERRA GOLD INC, TORONTO ON
CUSIP: 152006102
Meeting Date: 08-May-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    285035 Due to Addition Of-resolution 4. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution Numbers
    "1-.1 to 1.11 and 2". Thank You.                     Non-Voting                Non-Voting
1.1 Election of Director: Ian Atkinson                   Management  For           Voted - For
1.2 Election of Director: Richard W. Connor              Management  For           Voted - For
1.3 Election of Director: Raphael A. Girard              Management  For           Voted - For
1.4 Election of Director: Stephen A. Lang                Management  For           Voted - For
1.5 Election of Director: Emil Orozbaev                  Management  For           Voted - For
1.6 Election of Director: Michael Parrett                Management  For           Voted - For
1.7 Election of Director: Sheryl K. Pressler             Management  For           Voted - For
1.8 Election of Director: Terry V. Rogers                Management  For           Voted - For
1.9 Election of Director: Kalinur Sadyrov                Management  For           Voted - For


1194




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.10 Election of Director: Kylychbek Shakirov            Management  For           Voted - For
1.11 Election of Director: Bruce V. Walter               Management  For           Voted - For
2    To Approve the Appointment of KPMG LLP As the
     Auditors of the Corporation for the Ensuing Year
     and to Authorize the Directors of the Corporation
     to Fix the Remuneration to be Paid to the Auditors  Management  For           Voted - For
3    To Approve Amendments to By-law No. 2 of the
     Company, in the Form Made by the Board of Directors
     and Included As Appendix "b" to the Company's
     Management Information Circular Dated April 4, 2014
     and to Authorize and Direct Any Director Or Officer
     of the Company, Acting For, in the Name of and on
     Behalf of the Company, to Execute Or Cause to be
     Executed, and to Deliver Or Cause To                Management  For           Voted - For
     Be Delivered, Such Other Documents and Instruments,
     and to Do Or Cause to be Done All Such Other Acts
     and Things, As May in the Opinion of Such Director
     Or Officer be Necessary Or Desirable to Carry Out
     the Foregoing Resolution                                                      Non-Voting
4    To Vote at the Discretion of the Proxyholder on Any
     Amendments Or Variations to the Foregoing and on
     Any Other Matters (other Than Matters Which are to
     Come Before the Meeting and Which are the Subject
     of Another Proxy Executed by the Undersigned) Which
     May Properly Come Before the Meeting Or Any
     Postponement Or Adjournment Thereof                 Management  For           Voted - Against
CENTURY ALUMINUM COMPANY
CUSIP: 156431108   TICKER: CENX
Meeting Date: 23-Sep-13 Meeting Type: Annual
1.   Director                                            Management
1    Jarl Berntzen                                       Management  For           Voted - For
2    Michael Bless                                       Management  For           Voted - For
3    Daniel Goldberg                                     Management  For           Voted - For
4    Peter Jones                                         Management  For           Voted - For
5    Andrew Michelmore                                   Management  For           Voted - For
6    John O'brien                                        Management  For           Voted - For
2.   Proposal to Ratify the Appointment of Deloitte &
     Touche LLP As the Company's Independent Registered
     Accounting Firm for the Fiscal Year Ending December
     31, 2013                                            Management  For           Voted - For
3.   Proposal to Approve on an Advisory Basis, A
     Resolution on Executive Compensation                Management  For           Voted - For


1195

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
CHINA PRECIOUS METAL RESOURCES HOLDINGS CO LTD
CUSIP: G2158B104
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0425/ltn20140425826.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0425/ltn20140425814.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Consolidated
      Financial Statements of the Company and Its
      Subsidiaries and the Reports of the Directors and
      the Auditor for the Year Ended 31 December 2013     Management  For           Voted - For
2.a.i To Re-elect Mr. Deng Guoli As an Executive Director Management  For           Voted - For
2a.ii To Re-elect Mr. Li Xianghong As A Non- Executive
      Director                                            Management  For           Voted - For
2aiii To Re-elect Mr. Chan Kin Sang As an Independent
      Non-executive Director                              Management  For           Voted - For
2a.iv To Re-elect Professor Xiao Rong Ge As an
      Independent Non-executive Director                  Management  For           Voted - For
2.b   To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
3     To Re-appoint Crowe Horwath (hk) Cpa Limited As the
      Auditor of the Company and to Authorize the
      Directors to Fix Its Remuneration                   Management  For           Voted - For
4.A   To Grant an Unconditional General Mandate to the
      Directors to Allot and Issue Shares                 Management  For           Voted - Against
4.B   To Grant an Unconditional General Mandate to the
      Directors to Repurchase Shares                      Management  For           Voted - For
4.C   To Extend the General Mandate Granted to the
      Directors to Issue Shares Under Resolution 4(a) by
      Adding the Nominal Amount of Shares Repurchased by
      the Company Under Resolution 4(b)                   Management  For           Voted - Against
Meeting Date: 30-May-14 Meeting Type: ExtraOrdinary General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0513/ltn20140513299.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0513/ltn20140513290.pdf                      Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-resolution 1, Abstain
      is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1     (a) to Approve and Adopt the New Share Option
      Scheme of the Company (the "2014 Share Option
      Scheme", the Principal Terms of Which are Set Out


1196




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    in the Company's Circular Dated 14 May 2014) and to
    Authorize the Directors of the Company to Grant
    Options to Subscribe for Shares of the Company of
    Hkd 0.125 Each ("shares") Thereunder and to Allot,
    Issue and Deal in Any Shares Pursuant to the
    Exercise of the Options Which May be Granted Under
    the 2014 Share Option Scheme and to Do All Such
    Acts As the Directors May in Their Absolute
    Discretion Consider Necessary Or Expedient in Order
    to Give Full Effect to the 2014 Share Option
    Scheme; and (b) to Terminate (save That Any
    Outstanding Options Granted and Unexercised Thereof
    Will Remain Valid and Exercisable) the Existing
    Share Option Scheme Adopted by the Company Pursuant
    to A Contd                                          Management  For           Voted - For
    Contd Written Resolution of All the Shareholders of
    the Company Dated 18-september 2004                 Non-Voting                Non-Voting
CLOUD PEAK ENERGY INC.
CUSIP: 18911Q102 TICKER: CLD
Meeting Date: 14-May-14 Meeting Type: Annual
1A. Election of Director: William Fox III               Management  For           Voted - For
1B. Election of Director: James Voorhees                Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As our Independent Registered Public Accounting
    Firm for the 2014 Fiscal Year.                      Management  For           Voted - For
3.  To Approve, on an Advisory Basis, the Compensation
    of the Company's Named Executive Officers, As
    Disclosed in the Proxy Statement Pursuant to Item
    402 of Regulation S- K Promulgated by the
    Securities and Exchange Commission.                 Management  For           Voted - For
COEUR MINING, INC.
CUSIP: 192108504 TICKER: CDE
Meeting Date: 13-May-14 Meeting Type: Annual
1.1 Election of Director: Linda L. Adamany              Management  For           Voted - For
1.2 Election of Director: Kevin S. Crutchfield          Management  For           Voted - For
1.3 Election of Director: Sebastian Edwards             Management  For           Voted - For
1.4 Election of Director: Randolph E. Gress             Management  For           Voted - For
1.5 Election of Director: Mitchell J. Krebs             Management  For           Voted - For
1.6 Election of Director: Robert E. Mellor              Management  For           Voted - For
1.7 Election of Director: John H. Robinson              Management  For           Voted - For
1.8 Election of Director: J. Kenneth Thompson           Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for 2014.                                      Management  For           Voted - For


1197

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
CONTINENTAL GOLD LTD
CUSIP: G23850103
Meeting Date: 02-Jun-14  Meeting Type: Annual General Meeting
1.1 Election of Director: Leon Teicher                  Management  For           Voted - For
1.2 Election of Director: Ari B. Sussman                Management  For           Voted - For
1.3 Election of Director: Jaime I. Gutierrez            Management  For           Voted - For
1.4 Election of Director: Gustavo J. Koch               Management  For           Voted - For
1.5 Election of Director: Paul J. Murphy                Management  For           Voted - For
1.6 Election of Director: Kenneth G. Thomas             Management  For           Voted - For
1.7 Election of Director: Timothy A. Warman             Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3   Resolution Ratifying, Confirming and Approving the
    Adoption of A Deferred Share Unit Plan, As More
    Particularly Described in the Accompanying
    Information Circular                                Management  For           Voted - For
4   Resolution Ratifying, Confirming and Approving the
    Adoption of A Restricted Share Unit Plan, As More
    Particularly Described in the Accompanying
    Information Circular                                Management  For           Voted - For
5   Resolution Approving Certain Amendments to the
    Company's Bye- Laws 60(a) and 61, As More
    Particularly Described in the Accompanying
    Information Circular                                Management  For           Voted - Against
DENISON MINES CORP, TORONTO, ON
CUSIP: 248356107
Meeting Date: 08-May-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.8 and 2". Thank You.              Non-Voting                Non-Voting
1.1 Election of Director: John H. Craig                 Management  For           Voted - For
1.2 Election of Director: W. Robert Dengler             Management  For           Voted - For
1.3 Election of Director: Brian D. Edgar                Management  For           Voted - For
1.4 Election of Director: Ron F. Hochstein              Management  For           Voted - For
1.5 Election of Director: Tae Hwan Kim                  Management  For           Voted - For
1.6 Election of Director: Lukas H. Lundin               Management  For           Voted - For
1.7 Election of Director: William A. Rand               Management  For           Voted - For
1.8 Election of Director: Catherine J.g. Stefan         Management  For           Voted - For
2   Reappointment of PricewaterhouseCoopers LLP As
    Auditors and to Authorize the Directors to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For


1198

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
DETOUR GOLD CORPORATION, TORONTO ON
CUSIP: 250669108
Meeting Date: 01-May-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or ' Abstain '-for All Resolutions.      Non-Voting                Non-Voting
1.1  Election of Director: Peter E. Crossgrove           Management  For           Voted - For
1.2  Election of Director: Louis Dionne                  Management  For           Voted - For
1.3  Election of Director: Robert E. Doyle               Management  For           Voted - For
1.4  Election of Director: Andre Falzon                  Management  For           Voted - For
1.5  Election of Director: Ingrid J. Hibbard             Management  For           Voted - For
1.6  Election of Director: J. Michael Kenyon             Management  For           Voted - For
1.7  Election of Director: Paul Martin                   Management  For           Voted - For
1.8  Election of Director: Alex G. Morrison              Management  For           Voted - For
1.9  Election of Director: Jonathan Rubenstein           Management  For           Voted - For
1.10 Election of Director: Graham Wozniak                Management  For           Voted - For
2    Appointment of KPMG LLP, Chartered Accountants As
     Auditors of the Corporation for the Ensuing Year
     and Authorizing the Directors to Fix Their
     Remuneration                                        Management  For           Voted - For
DUNDEE PRECIOUS METALS INC, TORONTO ON
CUSIP: 265269209
Meeting Date: 07-May-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "1.1 to 1.11. and 2". Thank You.                    Non-Voting                Non-Voting
1.1  Election of Director: Derek H. L. Buntain           Management  For           Voted - For
1.2  Election of Director: R. Peter Gillin               Management  For           Voted - For
1.3  Election of Director: Jonathan Goodman              Management  For           Voted - For
1.4  Election of Director: Richard Howes                 Management  For           Voted - For
1.5  Election of Director: Murray John                   Management  For           Voted - For
1.6  Election of Director: Jeremy Kinsman                Management  For           Voted - For
1.7  Election of Director: Garth A. C. Macrae            Management  For           Voted - For
1.8  Election of Director: Peter Nixon                   Management  For           Voted - For
1.9  Election of Director: Ronald Singer                 Management  For           Voted - For
1.10 Election of Director: Anthony P. Walsh              Management  For           Voted - For
1.11 Election of Director: Donald Young                  Management  For           Voted - For
2    Appointment of PricewaterhouseCoopers LLP As
     Auditor of the Corporation for the Ensuing Year and
     Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3    To Consider, and If Deemed Appropriate, to Pass
     with Or Without Variation, Amendments to the
     Corporation's Amended and Restated By-law No. 1 to
     Increase the Quorum Requirement for Meetings of
     Shareholders and Add an Advance Notice Provision


1199




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    for Nominations of Directors by Shareholders, in
    Certain Circumstances, As More Particularly
    Described in the Accompanying Management
    Information Circular                                 Management  For           Voted - For
ENDEAVOUR SILVER CORP.
CUSIP: 29258Y103 TICKER: EXK
Meeting Date: 08-May-14  Meeting Type: Annual
01  Director                                             Management
1   Ricardo M. Campoy                                    Management  For           Voted - For
2   Bradford J. Cooke                                    Management  For           Voted - For
3   Geoffrey A. Handley                                  Management  For           Voted - For
4   Rex J. Mclennan                                      Management  For           Voted - For
5   Kenneth Pickering                                    Management  For           Voted - For
6   Mario D. Szotlender                                  Management  For           Voted - For
7   Godfrey J. Walton                                    Management  For           Voted - For
02  Appointment of KPMG LLP, Chartered Accountants As
    Auditor of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
03  To Reconfirm the Company's Shareholder Rights Plan.  Management  For           Voted - For
EVOLUTION MINING LIMITED
CUSIP: Q3647R147
Meeting Date: 26-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4 and Votes Cast By-any Individual Or
    Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
1   To Adopt the Remuneration Report                     Management  For           Voted - For
2   Re-election of Mr John Rowe As A Director of the
    Company                                              Management  For           Voted - For
3   Election of Mr Colin Johnstone As A Director of the
    Company                                              Management  For           Voted - For
4   Issue of Performance Rights to Mr Jacob Klein        Management  For           Voted - For


1200

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FERREXPO PLC, LONDON
CUSIP: G3435Y107
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   To Receive the Accounts and Reports of the
    Directors and the Auditors for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Approve the Directors' Remuneration Report for
    the Year Ended 31 December 2013 (other Than the
    Part Containing the Directors' Remuneration Policy) Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy As
    Set Out in the Directors' Remuneration Report for
    the Year Ended 31 December 2013                     Management  For           Voted - For
4   To Declare A Dividend of 3.3 Us Cents Per Ordinary
    Share                                               Management  For           Voted - For
5   To Re-appoint Ernst and Young LLP As Auditors of
    the Company                                         Management  For           Voted - For
6   To Authorise the Directors to Determine the
    Auditors' Remuneration                              Management  For           Voted - For
7   To Re-elect Michael Abrahams As A Director          Management  For           Voted - For
8   To Re-elect Oliver Baring As A Director             Management  For           Voted - For
9   To Re-elect Raffaele (lucio) Genovese As A Director Management  For           Voted - For
10  To Re-elect Wolfram Kuoni As A Director             Management  For           Voted - For
11  To Re-elect Christopher Mawe As A Director          Management  For           Voted - For
12  To Re-elect Ihor Mitiukov As A Director             Management  For           Voted - For
13  To Re-elect Miklos Salamon As A Director            Management  For           Voted - For
14  To Re-elect Kostyantin Zhevago As A Director        Management  For           Voted - For
15  To Renew the Directors' Authority to Allot Shares   Management  For           Voted - For
16  To Renew the Directors' Authority to Disapply Pre-
    Emption Rights                                      Management  For           Voted - For
17  To Renew the Authority for the Company to Purchase
    Its Own Shares                                      Management  For           Voted - For
18  To Renew the Authority for General Meetings to be
    Called on 14 Clear Days' Notice                     Management  For           Voted - Against
FIRST MAJESTIC SILVER CORP.
CUSIP: 32076V103 TICKER: AG
Meeting Date: 27-May-14 Meeting Type: Annual
01  To Set the Number of Directors at Six.              Management  For           Voted - For
02  Director                                            Management
1   Keith Neumeyer                                      Management  For           Voted - For
2   Ramon Davila                                        Management  For           Voted - For
3   Robert Mccallum                                     Management  For           Voted - For
4   Douglas Penrose                                     Management  For           Voted - For
5   Tony Pezzotti                                       Management  For           Voted - For
6   David Shaw                                          Management  For           Voted - For


1201




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
03  Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration.                Management  For           Voted - For
04  Approval of the Resolution Approving the Company's
    Proposed Stock Option Plan and the Reservation of
    Shares for Issuance Thereunder, As More
    Particularly Set Forth in the Information Circular
    Prepared for the Annual General Meeting.            Management  For           Voted - For
FORTUNA SILVER MINES INC, VANCOUVER BC
CUSIP: 349915108
Meeting Date: 19-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 10
    and 11" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2 to 9". Thank You.         Non-Voting                Non-Voting
1   To Determine the Number of Directors at Seven       Management  For           Voted - For
2   Elect Jorge Ganoza Durant As A Director             Management  For           Voted - For
3   Elect Simon Ridgway As A Director                   Management  For           Voted - For
4   Elect Michael IVerson As A Director                 Management  For           Voted - For
5   Elect Mario Szotlender As A Director                Management  For           Voted - For
6   Elect Robert Gilmore As A Director                  Management  For           Voted - For
7   Elect Thomas Kelly As A Director                    Management  For           Voted - For
8   Elect David Farrell As A Director                   Management  For           Voted - For
9   Appoint Deloitte LLP As Auditors of the Company and
    Authorize the Directors to Fix Their Remuneration   Management  For           Voted - For
10  Ratify the Adoption of the Company's Advance Notice
    Policy                                              Management  For           Voted - For
11  Transact Such Other Business As May Properly Come
    Before the Meeting                                  Management  For           Voted - Against
GABRIEL RESOURCES LTD, TORONTO
CUSIP: 361970106
Meeting Date: 18-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "1.1 to 1.8 and 2". Thank You.              Non-Voting                Non-Voting
1.1 Election of Director: Dag Cramer                    Management  For           Voted - For
1.2 Election of Director: Dr. Alfred Gusenbauer         Management  For           Voted - Against
1.3 Election of Director: Jonathan Henry                Management  For           Voted - For
1.4 Election of Director: Keith Hulley                  Management  For           Voted - For
1.5 Election of Director: H. Wayne Kirk                 Management  For           Voted - For
1.6 Election of Director: Igor Levental                 Management  For           Voted - For
1.7 Election of Director: David Peat                    Management  For           Voted - For
1.8 Election of Director: Walter Segsworth              Management  For           Voted - For


1202




                 GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Re-appoint PricewaterhouseCoopers LLP, Chartered
    Accountants, As Auditors of the Company for the
    Ensuing Year and to Authorize the Directors of the
    Company to Fix Their Remuneration                   Management  For           Voted - For
3   To Reapprove and Reconfirm the Restricted Share
    Unit Plan of the Company and All Unallocated
    Restricted Share Units Thereunder for an Additional
    Three Years, As Further Described in the Management
    Information Circular Accompanying This Proxy        Management  For           Voted - For
4   To Approve the Amendment of the Deferred Share Unit
    Plan of the Company to Increase the Maximum Number
    of Deferred Share Units That May be Granted Under
    Such Plan, As Further Described in the Management
    Information Circular Accompanying This Proxy        Management  For           Voted - For
GOLD RESOURCE CORPORATION
CUSIP: 38068T105 TICKER: GORO
Meeting Date: 19-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Bill M. Conrad                                      Management  For           Voted - For
2   Jason D. Reid                                       Management  For           Voted - For
3   Tor Falck                                           Management  For           Voted - For
4   Gary C. Huber                                       Management  For           Voted - For
2.  Ratify KPMG LLP As Independent Registered Public
    Accounting Firm for 2014.                           Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - Against
HARMONY GOLD MINING COMPANY LIMITED
CUSIP: 413216300 TICKER: HMY
Meeting Date: 05-Dec-13 Meeting Type: Annual
O1  To Re-elect Joaquim Chissano As A Director          Management  For           Voted - Against
O2  To Re-elect Cathie Marcus As A Director             Management  For           Voted - For
O3  To Re-elect Andre Wilkens As A Director             Management  For           Voted - For
O4  To Elect Karabo Nondumo As A Director               Management  For           Voted - For
O5  To Elect Vishnu Pillay As A Director                Management  For           Voted - For
O6  To Re-elect John Wetton As A Member of the Audit
    Committee                                           Management  For           Voted - For
O7  To Re-elect Fikile De Buck As A Member of the Audit
    and Risk Committee                                  Management  For           Voted - For
O8  To Re-elect Simo Lushaba As A Member of the Audit
    and Risk Committee                                  Management  For           Voted - For
O9  To Re-elect Modise Motloba As A Member of the Audit
    Committee                                           Management  For           Voted - For
O10 To Elect Karabo Nondumo As A Member of the Audit
    Committee                                           Management  For           Voted - For
O11 To Reappoint the External Auditors                  Management  For           Voted - For
O12 To Approve the Remuneration Policy                  Management  For           Voted - For


1203




                           GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY    MGT. POSITION REGISTRANT VOTED
S13 To Approve Non-executive Directors' Remuneration    Management     For           Voted - For
S14 Financial Assistance to Related and Inter-related
    Companies                                           Management     For           Voted - For
S15 Amendment of the Company's Memorandum of
    Incorporation                                       Management     For           Voted - For
HECLA MINING CO, COEUR D ALENE, ID
CUSIP: 422704106
Meeting Date: 22-May-14    Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain' Only-for Resolution Numbers
    "1.1 and 1.2". Thank You.                           Non-Voting                   Non-Voting
1.1 Election of Director: Phillips S. Baker, Jr.        Management     For           Voted - For
1.2 Election of Director: Dr. Anthony P. Taylor         Management     For           Voted - For
2   Proposal to Ratify and Approve the Selection of Bdo
    Usa, LLP As Independent Auditors of the Company for
    the Calendar Year                                   Management     For           Voted - For
3   Advisory Resolution to Approve Executive
    Compensation                                        Management     For           Voted - For
4   Approval of Amendments to the Company's Certificate
    of Incorporation and Bylaws to Permit Shareholders
    to Call Special Meetings of Shareholders            Management     For           Voted - For
HECLA MINING COMPANY
CUSIP: 422704106 TICKER: HL
Meeting Date: 22-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Phillips S. Baker, Jr.                              Management     For           Voted - For
2   Dr. Anthony P. Taylor                               Management     For           Voted - For
2.  Proposal to Ratify and Approve the Selection of Bdo
    Usa, LLP As Independent Auditors of the Company for
    the Calendar Year.                                  Management     For           Voted - For
3.  Advisory Resolution to Approve Executive
    Compensation.                                       Management     For           Voted - For
4.  Approval of Amendments to the Company's Certificate
    of Incorporation and Bylaws to Permit Shareholders
    to Call Special Meetings of Shareholders.           Management     For           Voted - For
HIDILI INDUSTRY INTERNATIONAL DEVELOPMENT LTD, GRA
CUSIP: G44403106
Meeting Date: 31-Dec-13    Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution 1,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                   Non-Voting


1204




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1212/ltn20131212641.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2013/1212/ltn20131212637.pdf                      Non-Voting                Non-Voting
1   To Approve, Confirm and Ratify the Entering Into of
    the Agreement, the Equity Pledge and the Guarantees
    (as Respectively Defined in the Notice and the
    Circular of the Company Dated 12 December 2013) and
    to Approve the Performance of All the Respective
    Transactions Contemplated Thereunder As More
    Particularly Specified in the Notice                Management  For           Voted - For
Meeting Date: 26-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions,
    Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn20140523005.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0523/ltn20140523013.pdf                      Non-Voting                Non-Voting
1   To Receive and Adopt the Audited Consolidated
    Financial Statements and the Reports of the
    Directors of the Company and the Auditors of the
    Company for the Year Ended 31 December 2013         Management  For           Voted - For
2   To Re-elect Mr. Xian Yang As an Executive Director  Management  For           Voted - For
3   To Re-elect Mr. Chen Limin As an Independent
    Non-executive Director                              Management  For           Voted - For
4   To Authorise the Board of Directors to Fix the
    Remuneration of the Directors of the Company        Management  For           Voted - For
5   To Re-appoint Deloitte Touche Tohmatsu As the
    Auditors of the Company and to Authorise the Board
    of Directors to Fix Their Remuneration              Management  For           Voted - Against
6   To Grant A General Mandate to the Directors of the
    Company to Allot, Issue Or Otherwise Deal with the
    Company's New Shares                                Management  For           Voted - Against
7   To Grant A General Mandate to the Directors of the
    Company to Buy Back the Company's Shares            Management  For           Voted - For
8   To Extend the General Mandate Granted to the
    Directors to Issue Shares by the Nominal Amount of
    the Shares Bought Back                              Management  For           Voted - Against
HOCHSCHILD MINING PLC, LONDON
CUSIP: G4611M107
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Accounts of the Company for
    the Year Ended 31 December 2013                     Management  For           Voted - For


1205




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Approve the 2013 Directors' Remuneration Report
    (excluding the Directors' Remuneration Policy)       Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy        Management  For           Voted - For
4   To Re-elect Graham Birch As A Director of the
    Company                                              Management  For           Voted - Against
5   To Re-elect Enrico Bombieri As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Jorge Born Jr. As A Director of the
    Company                                              Management  For           Voted - Against
7   To Re-elect Ignacio Bustamante As A Director of the
    Company                                              Management  For           Voted - For
8   To Re-elect Roberto Danino As A Director of the
    Company                                              Management  For           Voted - For
9   To Re-elect Sir Malcolm Field As A Director of the
    Company                                              Management  For           Voted - For
10  To Re-elect Eduardo Hochschild As A Director of the
    Company                                              Management  For           Voted - For
11  To Re-elect Nigel Moore As A Director of the Company Management  For           Voted - For
12  To Re-appoint Ernst & Young LLP As Auditors          Management  For           Voted - For
13  To Authorise the Audit Committee to Set the
    Auditors' Remuneration                               Management  For           Voted - For
14  To Authorise the Directors to Allot Shares           Management  For           Voted - For
15  To Approve the Rules of the Deferred Bonus Plan
    ("dbp") and Authorise the Directors to Establish
    Further Plans for Employees Based Overseas Based on
    the Dbp                                              Management  For           Voted - For
16  To Disapply Statutory Pre-emption Rights             Management  For           Voted - For
17  To Authorise the Company to Make Market Purchases
    of Its Own Shares                                    Management  For           Voted - For
18  To Authorise General Meetings Other Than Annual
    General Meetings to be Called on Not Less Than 14
    Clear Days' Notice                                   Management  For           Voted - Against
    23 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 6. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You                     Non-Voting                Non-Voting
HUDBAY MINERALS INC
CUSIP: 443628102
Meeting Date: 08-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "2.a to 2.j and 3". Thank You.                       Non-Voting                Non-Voting
1   Amend the Articles of Hudbay to Increase the
    Minimum Number of Directors to Six and the Maximum
    Number of Directors to Thirteen                      Management  For           Voted - For
2.A Election of Director: David Garofalo                 Management  For           Voted - For
2.B Election of Director: Igor A. Gonzales               Management  For           Voted - For


1206




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.C  Election of Director: Tom A. Goodman                Management  For           Voted - For
2.D  Election of Director: Alan R. Hibben                Management  For           Voted - For
2.E  Election of Director: W. Warren Holmes              Management  For           Voted - For
2.F  Election of Director: Sarah B. Kavanagh             Management  For           Voted - For
2.G  Election of Director: John L. Knowles               Management  For           Voted - For
2.H  Election of Director: Alan J. Lenczner              Management  For           Voted - For
2.I  Election of Director: Kenneth G. Stowe              Management  For           Voted - For
2.J  Election of Director: G. Wesley Voorheis            Management  For           Voted - For
3    Appointment of Deloitte LLP As Auditors of Hudbay
     for the Ensuing Year and Authorizing the Directors
     to Fix Their Remuneration                           Management  For           Voted - For
IAMGOLD CORP, TORONTO, ON
CUSIP: 450913108
Meeting Date: 07-May-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions "3 and
     4" and 'in Favor' Or 'abstain' Only For- Resolution
     Numbers "1.1 to 1.10 and 2". Thank You.             Non-Voting                Non-Voting
1.1  Election of Director: John E. Caldwell              Management  For           Voted - For
1.2  Election of Director: Donald K. Charter             Management  For           Voted - For
1.3  Election of Director: W. Robert Dengler             Management  For           Voted - For
1.4  Election of Director: Guy G. Dufresne               Management  For           Voted - For
1.5  Election of Director: Richard J. Hall               Management  For           Voted - For
1.6  Election of Director: Stephen J. J. Letwin          Management  For           Voted - For
1.7  Election of Director: Mahendra Naik                 Management  For           Voted - For
1.8  Election of Director: William D. Pugliese           Management  For           Voted - For
1.9  Election of Director: John T. Shaw                  Management  For           Voted - For
1.10 Election of Director: Timothy R. Snider             Management  For           Voted - For
2    Appointment of KPMG LLP, Chartered Accountants, As
     Auditor of the Corporation for the Ensuing Year and
     Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3    Resolved, on an Advisory Basis, and Not to Diminish
     the Role and Responsibilities of the Board of
     Directors of the Corporation, That the Shareholders
     Accept the Approach to Executive Compensation
     Disclosed in the Corporation's Information Circular
     Delivered in Advance of the 2014 Annual and Special
     Meeting of Shareholders                             Management  For           Voted - For
4    Resolved That the Amendments to the Share Incentive
     Plan of the Corporation Described Under the Heading
     "business of the Meeting - Amendments to the Share
     Incentive Plan of the Corporation" And, More Fully,
     the Plan Resolution As Set Out in Appendix "b" to
     the Corporation's Information Circular, Delivered
     in Advance of the 2014 Annual and Special Meeting
     of Shareholders, be Approved                        Management  For           Voted - For


1207




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
IAMGOLD CORPORATION
CUSIP: 450913108 TICKER: IAG
Meeting Date: 07-May-14 Meeting Type: Annual and Special Meeting
01  Director                                             Management
1   John E. Caldwell                                     Management  For           Voted - For
2   Donald K. Charter                                    Management  For           Voted - For
3   W. Robert Dengler                                    Management  For           Voted - For
4   Guy G. Dufresne                                      Management  For           Voted - For
5   Richard J. Hall                                      Management  For           Voted - For
6   Stephen J.j. Letwin                                  Management  For           Voted - For
7   Mahendra Naik                                        Management  For           Voted - For
8   William D. Pugliese                                  Management  For           Voted - For
9   John T. Shaw                                         Management  For           Voted - For
10  Timothy R. Snider                                    Management  For           Voted - For
02  Appointment of KPMG LLP, Chartered Accountants, As
    Auditor of the Corporation for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
03  Resolved, on an Advisory Basis, and Not to Diminish
    the Role and Responsibilities of the Board of
    Directors of the Corporation, That the Shareholders
    Accept the Approach to Executive Compensation
    Disclosed in the Corporation's Information Circular
    Delivered in Advance of the 2014 Annual and Special
    Meeting of Shareholders.                             Management  For           Voted - For
04  Resolved That the Amendments to the Share Incentive
    Plan of the Corporation Described Under the Heading
    "business of the Meeting - Amendments to the Share
    Incentive Plan of the Corporation" And, More Fully,
    the Plan Resolution As Set Out in Appendix "b" to
    the Corporation's Information Circular, Delivered
    in Advance of the 2014 Annual and Special Meeting
    of Shareholders, be Approved.                        Management  For           Voted - For
INDEPENDENCE GROUP NL
CUSIP: Q48886107
Meeting Date: 27-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4 and Votes Cast By-any Individual Or
    Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit


1208

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Re-election of Mrs Kelly Ross                       Management  For           Voted - For
2   Election of Mr Geoffrey Clifford                    Management  For           Voted - For
3   Remuneration Report                                 Management  For           Voted - For
4   Issue of Performance Rights to Mr Christopher
    Bonwick                                             Management  For           Voted - For
5   Approval of New Constitution                        Management  For           Voted - For
KAZAKHMYS PLC, LONDON
CUSIP: G5221U108
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
1   To Receive the 2013 Directors' and Auditors'
    Reports and the Accounts of the Company             Management  For           Voted - For
2   To Approve the Directors' Remuneration Policy       Management  For           Voted - For
3   To Approve the 2013 Directors' Annual Report on
    Remuneration                                        Management  For           Voted - Against
4   To Elect Lynda Armstrong As A Director              Management  For           Voted - For
5   To Re-elect Simon Heale As A Director               Management  For           Voted - For
6   To Re-elect Oleg Novachuk As A Director             Management  For           Voted - For
7   To Re-elect Eduard Ogay As A Director               Management  For           Voted - Against
8   To Re-elect Clinton Dines As A Director             Management  For           Voted - For
9   To Re-elect Vladimir Kim As A Director              Management  For           Voted - For
10  To Re-elect Michael Lynch-bell As A Director        Management  For           Voted - For
11  To Re-elect Lord Renwick As A Director              Management  For           Voted - For
12  To Re-elect Charles Watson As A Director            Management  For           Voted - For
13  To Appoint KPMG LLP As Auditors                     Management  For           Voted - For
14  To Authorise the Directors to Set the Auditors'
    Remuneration                                        Management  For           Voted - For
15  To Renew the Directors' Authority to Allot Shares   Management  For           Voted - For
16  To Renew the Directors' Authority to Disapply
    Pre-emption Rights                                  Management  For           Voted - For
17  To Authorise the Directors to Make Market Purchases
    of the Company's Shares                             Management  For           Voted - For
18  To Authorise the Calling of General Meetings on 14
    Clear Days' Notice                                  Management  For           Voted - Against
19  To Approve the Ltip Waiver Granted by the Takeover
    Panel Pursuant to the Vesting of Ltip Awards        Management  For           Voted - For
KENMARE RESOURCES PLC
CUSIP: G52332106
Meeting Date: 28-May-14 Meeting Type: Annual General Meeting
1   To Consider the Directors' Report, the Financial
    Statements and the Independent Auditors' Report
    Thereon for the Year Ended 31 December 2013         Management  For           Voted - For


1209




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Consider the Directors' Remuneration Report
    (other Than the Directors' Remuneration Policy
    Report) As Set Out on Pages 45 to 60 of the Annual
    Report for the Year Ended 31 December 2013           Management  For           Voted - For
3   To Consider the Directors' Remuneration Policy
    Report As Set Out on Pages 46 to 55 of the Annual
    Report for the Year Ended 31 December 2013           Management  For           Voted - For
4.A To Re-elect the Following Director: Ms. S. Bianchi   Management  For           Voted - For
4.B To Re-elect the Following Director: Mr. M. Carvill   Management  For           Voted - For
4.C To Re-elect the Following Director: Mr. T.
    Fitzpatrick                                          Management  For           Voted - For
4.D To Re-elect the Following Director: Ms. E. Headon    Management  For           Voted - For
4.E To Re-elect the Following Director: Mr. J. Loasby    Management  For           Voted - For
4.F To Re-elect the Following Director: Mr. A. Lowrie    Management  For           Voted - For
4.G To Re-elect the Following Director: Mr. T. Mccluskey Management  For           Voted - For
4.H To Re-elect the Following Director: Mr. S. Mctiernan Management  For           Voted - For
4.I To Re-elect the Following Director: Mr. G. Smith     Management  For           Voted - For
5   To Authorise the Directors to Fix the Remuneration
    of the Auditors                                      Management  For           Voted - For
6   That, for the Purpose of Article 50(a) of the
    Articles of Association of the Company, the
    Directors be and are Hereby Generally and
    Unconditionally Authorised to Call A General
    Meeting, Other Than an Annual General Meeting Or A
    Meeting for the Passing of A Special Resolution, on
    Not Less Than 14 Days' Notice. the Authority Hereby
    Conferred Shall Expire at the Conclusion of the
    Next Annual General Meeting of the Company After
    the Date of the Passing of This Resolution Unless
    Previously Renewed, Varied Or Revoked by the
    Company in General Meeting                           Management  For           Voted - Against
7   That (a) the Rules of the Kenmare Incentive Plan
    2014 (the "kip"), A Copy of Which Will be Available
    for Inspection Immediately Prior to the Annual
    General Meeting and the Key Terms of Which are
    Summarised in the Explanatory Notes and Appendix A
    to the Circular of Which This Notice Forms Part be
    Approved and Adopted and That the Directors of the
    Company be Authorised to Do All Such Things in
    Accordance with Applicable Law As May be Necessary
    Or Desirable to Carry the Kip Into Effect
    Including, If Considered Necessary Or Desirable, by
    the Establishment of A Discretionary Employee
    Benefit Trust to be Used in Conjunction with the
    Kip; and (b) the Directors of the Company be Also
    Authorised to Adopt Further Schemes Based on the
    Kip But Modified to Take Account of Local Tax,
    Exchange Control Or Securities Law in Overseas Contd Management  For           Voted - For
    Contd Territories, Provided That Any Shares Made
    Available Under Such Further-schemes are Treated As
    Counting Against Any Limits on Individual Or
    Overall-participation in the Kip                     Non-Voting                Non-Voting
8   That the Granting of Initial Kip Awards (as
    Described in the Explanatory Notes and Appendix A


1210




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to the Circular of Which This Notice Forms Part) to
    the Current Executive Directors Under the Kip be
    Approved and the Directors of the Company be
    Authorised to Do All Such Things in Accordance with
    Applicable Law As May be Necessary Or Desirable to
    Make Such Awards                                    Management  For           Voted - For
9   That the Authorised Ordinary Share Capital of the
    Company be and is Hereby Increased from Eur
    180,000,000 to Eur 240,000,000 by the Creation of
    1,000,000,000 New Ordinary Shares of Eur 0.06 Each,
    Such New Ordinary Shares Ranking Pari Passu in All
    Respects with the Existing Authorised and Issued
    Ordinary Shares of Eur 0.06 Each in the Capital of
    the Company                                         Management  For           Voted - For
10  That, in Substitution for All Existing Authorities
    of the Directors Pursuant to Section 20 of the
    Companies (amendment) Act 1983, and Subject to and
    Contingent Upon the Passing of Resolution 9 Above,
    the Directors be and are Hereby Generally and
    Unconditionally Authorised Pursuant to Section 20
    of the Companies (amendment) Act 1983 to Exercise
    All Powers of The                                   Management  For           Voted - For
    Company to Allot Relevant Securities (within the
    Meaning of Section 20 of the Companies (amendment)
    Act 1983) Up to an Aggregate Nominal Amount Equal
    to Eur 55,639,000. the Authority Hereby Conferred
    Shall Expire at the Conclusion of the Next Annual
    General Meeting, Or, If Earlier, 28 August 2015
    Provided That the Company May Before Such Expiry
    Make an Offer Or Agreement Which Would Or Might
    Require Relevant Securities to be Allotted After
    Such Expiry and the Contd                                                     Non-Voting
    Contd Directors May Allot Relevant Securities in
    Pursuance of Such Offer Or-agreement
    Notwithstanding That the Authority Hereby Conferred
    Has Expired                                         Non-Voting                Non-Voting
11  That, in Substitution for All Existing Authorities
    of the Directors Pursuant to Section 24 of the
    Companies (amendment) Act 1983, and Subject to the
    Passing of Resolution 10 Above, the Directors be
    and They are Hereby Empowered Pursuant to Section
    24 of the Companies (amendment) Act, 1983 to Allot
    Equity Securities (as Defined by Section 23 of the
    Companies (amendment) Act, 1983) for Cash Pursuant
    to the Authority Conferred by Resolution 10 Above
    As If Sub-section (1) of the Said Section 23 Did
    Not Apply to Any Such Allotment Provided That This
    Power Shall be Limited to the Allotment of Equity
    Securities:- (a) in Connection with Any Offer of
    Securities Open for Any Period Fixed by the
    Directors by Way of Rights Issue, Open Offer Or
    Other Invitation to Or in Favour Of, Holders of
    Ordinary Shares And/or Any Persons Having Contd     Management  For           Voted - For
    Contd A Right to Subscribe for Or Convert
    Securities Into Ordinary Shares In-the Capital of
    the Company (including, Without Limitation, Any


1211




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Holders Of-options Under Any of the Company's Share
    Option Schemes for the Time Being-and Any Holders
    of Warrants) and Subject to Such Exclusions Or
    Arrangements-as the Directors May Deem Necessary Or
    Expedient to Deal with Fractional- Entitlements Or
    Legal, Regulatory Or Practical Problems Under the
    Laws Of, Or-the Requirements of Any Recognised Body
    Or Stock Exchange In, Any Territory;-and (b) (in
    Addition to the Authority Conferred By              Non-Voting                Non-Voting
    Paragraph (a) of This-resolution), Up to A Maximum
    Aggregate Nominal Value Equal to the Nominal-value
    of 5% of the Issued Ordinary Share Capital As at
    the Close of Business- on the Date of Passing of
    This Resolution. Contd                                                        Non-Voting
    Contd the Power Hereby Conferred Shall Expire on
    the Date of the Next Annual-general Meeting of the
    Company After the Passing of This Resolution Or,
    It-earlier. 28 August 2015 Save That the Company
    May Before Such Expiry Make An-offer Or Agreement
    Which Would Or Might Require Equity Securities to
    Be- Allotted After Such Expiry and the Directors
    May Allot Equity Securities In-pursuance of Such
    Offer Or Agreement As If the Power Conferred Hereby
    Had Not-expired                                     Non-Voting                Non-Voting
KINGSGATE CONSOLIDATED LTD
CUSIP: Q5318K103
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    If You Intend to Vote for the Remuneration Report,
    Then You Should Vote-against the Spill Resolution.  Non-Voting                Non-Voting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4, 5 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Re-election of Peter Alexander As A Director        Management  For           Voted - For
2   Re-election of Craig Carracher As A Director        Management  For           Voted - For
3   Approval of Remuneration Report                     Management  For           Voted - For
4   Issue of Performance Rights to Gavin Thomas         Management  For           Voted - For
5   That: (a) Another Meeting of Shareholders ('spill
    Meeting') be Held Within 90 Days of the Company's
    2013 Annual General Meeting ('agm'); (b) All the


1212




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Company's Directors (other Than the Managing
    Director) Who Were in Office When the Directors'
    Resolution to Make the Directors' Remuneration
    Report for the Year Ended 30 June 2013 Considered
    at the Agm Was Passed, Cease to Hold Office
    Immediately Before the End of the Spill Meeting;
    and (c) Resolutions to Appoint Persons to Offices
    That Will be Vacated Immediately Before the End of
    the Spill Meeting be Put to the Vote at the Spill
    Meeting                                             Shareholder Against       Voted - Against
KIRKLAND LAKE GOLD INC, KIRKLAND LAKE ON
CUSIP: 49740P106
Meeting Date: 29-Oct-13 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "1.1 to 1.9 and 2". Thank You               Non-Voting                Non-Voting
1.1 Election of Director: Bayley, Brian E.              Management  For           Voted - For
1.2 Election of Director: Dobson, D. Harry W.           Management  For           Voted - For
1.3 Election of Director: Gabriel, Trevor M.            Management  For           Voted - For
1.4 Election of Director: Hinchcliffe, Brian A.         Management  For           Voted - For
1.5 Election of Director: Klessig, Pamela J.            Management  For           Voted - For
1.6 Election of Director: Lemasson, Claude F.           Management  For           Voted - For
1.7 Election of Director: Tessier, Mark S.              Management  For           Voted - For
1.8 Election of Director: Thomson, John S.              Management  For           Voted - For
1.9 Election of Director: Whittaker, Dawn P.            Management  For           Voted - For
2   Appointment of Kmpg LLP, Chartered Accountants, As
    Auditor of the Corporation for the Ensuing Year and
    Authorizing the Directors to Approve the Auditor's
    Remuneration                                        Management  For           Voted - For
3   Ratify By-law No. 1 Which Includes an Advance
    Notice Provision Setting Deadlines and Establishing
    A Formal Process for the Nominations of Directors
    Other Than by Management, Through A Requisition for
    A Meeting Or by Way of A Shareholder Proposal       Management  For           Voted - For
4   Change the Province in Which the Registered Office
    of the Corporation is Located                       Management  For           Voted - For
KOZA ALTIN IZLETMELERI A.S., IZMIR
CUSIP: M6372R103
Meeting Date: 31-Mar-14 Meeting Type: Ordinary General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May


1213




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                          Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                     Non-Voting                Non-Voting
1   Opening, Election of the Chairmanship Council and
    Granting Authorization to the Chairmanship Council
    for Signing the Meeting Minutes                     Management  For           Voted - For
2   Presentation, Discussion of the Annual Report
    Issued by the Board of Directors of the Company for
    the Year of 2013                                    Management  For           Voted - For
3   Reading the Executive Summary of the Independent
    Audit Report for the Year of 2013                   Management  For           Voted - For
4   Reading , Discussion and Adoption of the Financial
    Statements of the Related Fiscal Year               Management  For           Voted - For
5   Absolving Board Members and Auditors with Respect
    to Their Activities                                 Management  For           Voted - For
6   Approval of Dividend Policy Adherence to Capital
    Market Board Laws and Regulations                   Management  For           Voted - For
7   Acceptance, Acceptance Through Modification Or
    Rejection of Distribution of Profit and the
    Dividend, Distribution Date                         Management  For           Voted - For
8   Determination and Election of Board Members A
    Decision on Their Duty Period                       Management  For           Voted - For
9   Approval and Providing Information About Wage
    Policy for the Board Members                        Management  For           Voted - For
10  Determination of Remuneration for Board Members     Management  For           Voted - For
11  Approval of Independent Auditing Firm Elected by
    Board of Directors                                  Management  For           Voted - For
12  Providing Information to Shareholders About
    Donation Policy                                     Management  For           Voted - For
13  Providing Information to the General Assembly About
    the Assurances, Mortgages and Heritable Securities
    Given to Third Parties                              Management  For           Voted - For
14  General Assembly Regarding the Donations Made
    Within the Fiscal Year 2013 and Determination of A
    Upper Limit for Donations to be Made in 2014        Management  For           Voted - For
15  Granting of Permission to Shareholders Having
    Managerial Control, Shareholder Board Members, Top
    Managers and Up to the Second Degree Blood Or
    Affinity Relatives in Accordance with Articles 395
    and 396 of Turkish Commercial Code, Capital Markets
    Board Legislation and Obtaining Information to the
    Shareholders Concerning the Transactions Done in
    the Year 2013 in Line with Corporate Governance
    Principles                                          Management  For           Voted - Against
16  Wishes and Hopes                                    Management  For           Voted - For


1214

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
LIONGOLD CORP LTD
CUSIP: G5521X109
Meeting Date: 30-Jul-13  Meeting Type: Annual General Meeting
1   To Receive and Adopt the Audited Financial
    Statements for the Financial Year Ended 31 March
    2013 and the Reports of the Directors and Auditors
    Thereon                                             Management  For           Voted - For
2   To Approve the Payment of Directors' Fees of Sgd
    286,000 for the Year Ending 31 March 2014 (fy14),
    to be Payable Quarterly in Arrears (previous Year
    Fy13: Sgd 110,000)                                  Management  For           Voted - Against
3   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 104 of the Company: Bernard Soo
    Puong Yii                                           Management  For           Voted - For
4   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 104 of the Company: Ng Su Ling  Management  For           Voted - For
5   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 104 of the Company: Dato' Md
    Wira Dani Bin Abdul Daim                            Management  For           Voted - For
6   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 107 of the Company: Tan Soo
    Khoon Raymond                                       Management  For           Voted - Against
7   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 107 of the Company: Dr Denis
    Edmund Clarke                                       Management  For           Voted - Against
8   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 107 of the Company: Gary
    Francis Paul Scanlan                                Management  For           Voted - Against
9   To Re-elect the Following Director Retiring
    Pursuant to Bye-law 107 of the Company: Nicholas Ng
    Yick Hing                                           Management  For           Voted - For
10  To Re-elect Tan Sri Dato' Nik Ibrahim Kamil Bin Tan
    Sri Nik Ahmad Kamil Who is Retiring Pursuant to
    Section 153(2) of the Companies Act, Cap. 50        Management  For           Voted - For
11  To Re-appoint PricewaterhouseCoopers LLP As
    Auditors of the Company and to Authorise the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
12  Authority to Directors to Issue Shares              Management  For           Voted - For
13  Authority to Directors to Grant Awards and Issue
    Shares Pursuant to the Liongold Performance Share
    Plan                                                Management  For           Voted - For
LYNAS CORPORATION LTD, SYDNEY
CUSIP: Q5683J103
Meeting Date: 29-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of


1215

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of the Remuneration Report                 Management  For           Voted - For
2   Confirmation of Appointment of Mr Eric Noyrez As A
    Director                                            Management  For           Voted - For
3   Re-election of Mr Nicholas Curtis As A Director     Management  For           Voted - For
4   Issue of Performance Rights for the Benefit of an
    Executive Director - Mr Eric Noyrez                 Management  For           Voted - For
MAG SILVER CORP
CUSIP: 55903Q104
Meeting Date: 24-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1,4,5
    and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.7 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: George N. Paspalas            Management  For           Voted - For
2.2 Election of Director: Jonathan A.rubenstein         Management  For           Voted - For
2.3 Election of Director: Richard M. Colterjohn         Management  For           Voted - For
2.4 Election of Director: Derek C. White                Management  For           Voted - For
2.5 Election of Director: Peter D. Barnes               Management  For           Voted - For
2.6 Election of Director: Richard P. Clark              Management  For           Voted - For
2.7 Election of Director: Daniel T. Macinnis            Management  For           Voted - For
3   Appointment of Deloitte LLP, Chartered Accountants,
    As the Auditor of the Company for the Ensuing Year
    and Authorizing the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
4   To Approve the Second Amended and Restated Stock
    Option Plan, As More Particularly Described in the
    Management Information Circular for the Meeting     Management  For           Voted - For
5   To Approve the Share Unit Plan, As More
    Particularly Described in the Management
    Information Circular for the Meeting                Management  For           Voted - For
6   To Approve the Directors' Deferred Share Unit Plan,
    As More Particularly Described in the Management
    Information Circular for the Meeting                Management  For           Voted - For


1216




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MCEWEN MINING INC.
CUSIP: 58039P107 TICKER: MUX
Meeting Date: 15-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Robert R. Mcewen                                    Management  For           Voted - For
2   Michele L. Ashby                                    Management  For           Voted - For
3   Leanne M. Baker                                     Management  For           Voted - For
4   Donald R.m. Quick                                   Management  For           Voted - For
5   Michael L. Stein                                    Management  For           Voted - For
6   Allen V. Ambrose                                    Management  For           Voted - For
7   Richard W. Brissenden                               Management  For           Voted - For
8   Gregory P. Fauquier                                 Management  For           Voted - For
2.  Say on Pay - an Advisory Vote on the Approval of
    Compensation of our Named Executive Officers.       Management  For           Voted - For
3.  To Ratify the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
MEDUSA MINING LTD
CUSIP: Q59444101
Meeting Date: 22-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 5 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The- Voting
    Exclusion.                                          Non-Voting                Non-Voting
1   Re-election of Director Mr Ciceron Angeles          Management  For           Voted - For
2   Re-election of Director Mr Raul Conde Villanueva    Management  For           Voted - For
3   Re-election of Director Mr Gary Raymond Powell      Management  For           Voted - For
4   Disapplication of Pre-emptive Rights                Management  For           Voted - For
5   Adoption of the Remuneration Report                 Management  For           Voted - For


1217

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
MMX MINERACAO E METALICOS SA, BRASIL
CUSIP: P6829U102
Meeting Date: 27-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Items I Through Vi Will be Submitted for the
    Approval of the Shareholders-with Their Efficacy
    Conditioned on an Investment Being Made in Porto
    Sudeste-do Brasil S.a., Which Was Formerly Known As
    Mmx Porto Sudeste Ltda. Or in Its-holding Company,
    in Accordance with the Investment Agreement Entered
    Into By-the Company and Its Controlling
    Shareholders, Eike Fuhrken Batista And-centennial
    Asset Mining Fund Llc, with Impala, A Division of
    Trafigura Pte.-ltd., and Mubadala Development
    Company Pjsc, Through Their
    Respective-subsidiaries, on 10.14.13, Through the
    Fulfillment of Certain Conditions-precedent
    Provided for There, in Accordance with A Notice of
    Material Fact-released by the Company on That Date  Non-Voting                Non-Voting
I   The Approval of the Protocol and Justification of
    Merger Concerning the Merger, Into the Company, of
    Its Wholly Owned Subsidiary Mmx Porto Sudeste S.a.,
    S Closely Held Company, with Its Head Office in the
    City of Rio De Janeiro , State of Rio De Janeiro ,
    at Praia Do Flamengo Number 66, Part, Tenth Floor,
    Zip Code 22210.903, Registered with the Board of
    Trade of the State of Rio De Janeiro Under Company
    Registration                                        Management  For           Voted - For
    Number, Nire, 333.0028812.1 and with Corporate
    Taxpayer Id Number, Cnpj.mf, 10.312.789.0001.70,
    from Here Onwards Referred to As Porto Sudeste S.a.
    and the Merger, Respectively, Entered Into Between
    the Managers of the Company and of Porto Sudeste
    S.a. on November 11, 2013                                                     Non-Voting


1218




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
II  The Ratification of the Appointment and Hiring of
    the Specialized, Independent Company Apsis
    Consultoria E Avaliacoes Ltda., A Limited Company,
    with Its Head Office in the City of Rio De Janeiro
    , State of Rio De Janeiro , at Rua Da Assembleia,
    Number 35, Twelfth Floor, Zip Code 20011.001, with
    Corporate Taxpayer Id Number, Cnpj.mf,
    08.681.365.0001.30, and Registered with the Rio De
    Janeiro Regional Accounting Council, Crc.rj, Under
    Number 05112.o.9, for the Valuation of the Equity
    of Porto Sudeste S.a. and for the Preparation of
    the Appropriate Valuation Report, from Here Onwards
    Referred to As the Valuation Report                 Management  For           Voted - For
III The Approval of the Valuation Report                Management  For           Voted - For
IV  The Approval of the Proposal for Merger, with the
    Consequent Extinction of Porto Sudeste S.a          Management  For           Voted - For
V   Authorization for the Managers of the Company to
    Take All the Measures Necessary for the
    Formalization of the Merger, Including Before the
    Government Agencies with Jurisdiction               Management  For           Voted - For
VI  The Ratification of All of the Acts Done to the
    Present Time by the Managers of the Company for the
    Purpose of Implementing the Merger                  Management  For           Voted - For
VII Bearing in Mind the Resignation of Mr. Xuhui Liu,
    the Election of A New Member of the Board of
    Directors                                           Management  For           Voted - Against
Meeting Date: 29-Jan-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes in Favor and Against in the
    Same Agenda Item are Not-allowed. Only Votes in
    Favor And/or Abstain Or Against And/ Or Abstain
    Are-allowed. Thank You                              Non-Voting                Non-Voting
I   Reverse Stock Split of the Common Shares
    Representing the Capital Stock of the Company, at A
    Ratio of 6 Six Shares to 1 One Share, Pursuant to
    the Article 12 of the Law No. 6.404.76, Including
    the Reverse Stock Split of the Global Depositary
    Receipts Gdrs Issued by the Company, in the Same
    Proportion                                          Management  For           Voted - For
II  Amendment of the Article 5 of the Company's Bylaws
    and Its Subsequent Consolidation, to Reflect the
    Reverse Stock Split of the Shares Issued by the
    Company                                             Management  For           Voted - For
III Determination of the Annual Compensation for the
    Managers of the Company in the Fiscal Year of 2014  Management  For           Voted - For


1219




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    07 Apr 2014: Please Note That Common Shareholders
    Submitting A Vote to Elect A-member from the List
    Provided Must Include the Candidates Name in the
    Vote In- Struction. However We Cannot Do This
    Through the Proxyedge Platform. in Order-to Submit
    A Vote to Elect A Candidate, Clients Must Contact
    Their Csr to Inclu-de the Name of the Candidate to
    be Elected. If Instructions to Vote on This It-em
    are Received Without A Candidate's Name, Your Vote
    Will be Processed in Fav-our Or Against the Default
    Companies Candidate. Thank You                      Non-Voting                Non-Voting
I   To Examine, Discuss and Vote Upon the Board of
    Directors Annual Report, the Financial Statements
    Relating to Fiscal Year Ended December 31, 2013     Management  For           Voted - For
II  To Decide on the Allocation of the Results from the
    Year Ended on December 31, 2013                     Management  For           Voted - For
III To Establish the Number of Members to Compose the
    Board of Directors and the Election of the
    Directors. Votes in Groups of Candidates Only. Eike
    Fuhrken Batista, Chairman, Eliezer Batista Da
    Silva, Honorary Chairman, Young Bin Yim, Li Liwu,
    Linhong Zhang, Luiz Do Amaral De Franca Pereira,
    Samir Zraick. Only to Ordinary Shareholders.        Management  For           Voted - For
    07 Apr 2014: Please Note That This is A Revision
    Due to Modification to the Te-xt of Comment and
    Receipt of Director Names. If You Have Already Sent
    in Your-votes, Please Do Not Return This Proxy Form
    Unless You Decide to Amend Your Or-iginal
    Instructions. Thank You.                            Non-Voting                Non-Voting
MOLYCORP, INC.
CUSIP: 608753109 TICKER: MCP
Meeting Date: 25-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Russell D. Ball                                     Management  For           Voted - For
2   Charles R. Henry                                    Management  For           Voted - For
3   Dr. Michael Schwarzkopf                             Management  For           Voted - For


1220




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  To Approve, on A Non-binding Advisory Basis, the
    Compensation of Molycorp, Inc.'s Named Executive
    Officers.                                           Management  For           Voted - For
3.  To Approve the Molycorp, Inc. Amended and Restated
    2010 Equity and Performance Incentive Plan.         Management  For           Voted - For
4.  To Approve Amendments to Molycorp, Inc.'s Amended
    and Restated Certificate of Incorporation and
    Bylaws to Declassify the Board of Directors of the
    Company.                                            Management  For           Voted - For
5.  To Approve Amendments to Molycorp, Inc.'s Amended
    and Restated Certificate of Incorporated and Bylaws
    to Adopt Majority Voting in Uncontested Director
    Elections.                                          Management  For           Voted - For
6.  To Approve an Amendment to Molycorp, Inc.'s Amended
    and Restated Certificate of Incorporation to
    Increase the Number of Authorized Shares of Common
    Stock from 350,000,000 to 700,000,000.              Management  For           Voted - For
MOUNT GIBSON IRON LTD
CUSIP: Q64224100
Meeting Date: 13-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 2 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    Proposal (2), You Acknowledge That-you Have Not
    Obtained Benefit Neither Expect to Obtain Benefit
    by the Passing-of the Relevant Proposal/s and You
    Comply with the Voting Exclusion.                   Non-Voting                Non-Voting
1   Re-election of Director - Lee Seng Hui              Management  For           Voted - For
2   Adoption of Remuneration Report                     Management  For           Voted - For
NEVSUN RESOURCES LTD
CUSIP: 64156L101
Meeting Date: 22-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.6 and 3 ". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Six (6)           Management  For           Voted - For
2.1 Election of Director: R. Stuart Angus               Management  For           Voted - For


1221




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.2 Election of Director: Ian R. Ashby                 Management  For           Voted - For
2.3 Election of Director: Clifford T. Davis            Management  For           Voted - For
2.4 Election of Director: Robert J. Gayton             Management  For           Voted - For
2.5 Election of Director: Gary E. German               Management  For           Voted - For
2.6 Election of Director: Gerard E. Munera             Management  For           Voted - For
3   Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration                          Management  For           Voted - For
4   To Approve the Confirmation, Ratification and
    Continuation of the Shareholder Rights Plan        Management  For           Voted - For
5   To Pass an Ordinary Resolution Accepting the
    Company's Approach to Executive Compensation       Management  For           Voted - For
NEVSUN RESOURCES LTD.
CUSIP: 64156L101 TICKER: NSU
Meeting Date: 22-May-14 Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Six (6).         Management  For           Voted - For
02  Director                                           Management
1   R. Stuart Angus                                    Management  For           Voted - For
2   Ian R. Ashby                                       Management  For           Voted - For
3   Clifford T. Davis                                  Management  For           Voted - For
4   Robert J. Gayton                                   Management  For           Voted - For
5   Gary E. German                                     Management  For           Voted - For
6   Gerard E. Munera                                   Management  For           Voted - For
03  Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration.                         Management  For           Voted - For
04  To Approve the Confirmation, Ratification and
    Continuation of the Shareholder Rights Plan.       Management  For           Voted - For
05  To Pass an Ordinary Resolution Accepting the
    Company's Approach to Executive Compensation.      Management  For           Voted - For
NORTHAM PLATINUM LTD
CUSIP: S56540156
Meeting Date: 06-Nov-13 Meeting Type: Annual General Meeting
O.1 Adoption of the Annual Financial Statements        Management  For           Voted - For
O.2.1Re-election of Mr Ck Chabedi As A Director Who
    Retires by Rotation in Terms of the Company's Moi  Management  For           Voted - For
O.2.2Re-election of Ms Et Kgosi As A Director Who
    Retires by Rotation in Terms of the Company's Moi  Management  For           Voted - For
O.2.3Re-election of Mr Ar Martin As A Director Who
    Retires by Rotation in Terms of the Company's Moi  Management  For           Voted - For
O.3 Re-appointment of Independent External Auditor of
    the Company: Ernst & Young Inc. (with the
    Designated Registered Auditor Being Michael
    Christoffel Herbst)                                Management  For           Voted - For


1222




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.4.1Re-election of the Member of the Audit and Risk
    Committee: Mr Me Beckett                            Management  For           Voted - For
O.4.2Re-election of the Member of the Audit and Risk
    Committee: Mr R Havenstein                          Management  For           Voted - For
O.4.3Re-election of the Member of the Audit and Risk
    Committee: Ms Et Kgosi                              Management  For           Voted - For
O.4.4Re-election of the Member of the Audit and Risk
    Committee: Mr Ar Martin                             Management  For           Voted - Against
O.5 Approval of Group Remuneration Policy               Management  For           Voted - Against
O.6 Approval of Directors' Remuneration Paid for the
    Year Ended 30 June 2013                             Management  For           Voted - For
O.7 Approval for the Issue of Authorised But Unissued
    Ordinary Shares                                     Management  For           Voted - For
O.8 Approval for the Issuing of Equity Securities for
    Cash                                                Management  For           Voted - For
S.1 Approval of Amendment to the Existing Moi -
    Executive Directors: Clause 40, Articles 40.1,
    40.2, 40.3, 40.3.1, 40.3.2 and 40.3.3               Management  For           Voted - For
S.2 Approval of Amendment to the Existing Moi -
    Distributions: Clause 46, Articles 46.1, 46.2,
    46.3, 46.4, 46.5.1, 46.5.2, 46.5.3, 46.5.4 and 46.6 Management  For           Voted - For
S.3 Approval of Non-executive Directors' Remuneration
    for the Year Ending 30 June 2014                    Management  For           Voted - For
S.4 Financial Assistance in Terms of Section 45 of the
    Companies Act                                       Management  For           Voted - For
S.5 General Authority to Repurchase Issued Shares       Management  For           Voted - For
    09 Oct 13: Please Note That This is A Revision Due
    to Change in the Record Dat-e from 5 Nov 13 to 1
    Nov 13. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructi-ons. Thank
    You.                                                Non-Voting                Non-Voting
NORTHERN STAR RESOURCES LTD
CUSIP: Q6951U101
Meeting Date: 20-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4, 5 and 6 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting


1223




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Director - Mr Christopher Rowe       Management  For           Voted - For
3   Re-election of Mr John Fitzgerald                   Management  For           Voted - For
4   Approval of Performance Share Plan                  Management  For           Voted - For
5   Approval of Potential Termination Benefits Under
    the Company's Performance Share Plan                Management  For           Voted - For
6   Approval for the Company to Issue Shares to Mr Bill
    Beament Under the Performance Share Plan            Management  For           Voted - For
Meeting Date: 10-Mar-14 Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 2, 3.a, 3.b, 3.c And-3.d and Votes
    Cast by Any Individual Or Related Party Who Benefit
    from The-passing of the Proposal/s Will be
    Disregarded by the Company. Hence, If You-have
    Obtained Benefit Or Expect to Obtain Future Benefit
    (as Referred in The- Company Announcement) You
    Should Not Vote (or Vote "abstain") on the
    Relevant-proposal Items. by Doing So, You
    Acknowledge That You Have Obtained Benefit-or
    Expect to Obtain Benefit by the Passing of the
    Relevant Proposal/s. By-voting (for Or Against) on
    the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Ratification of Shares Issued Pursuant to Tranche 1
    Placement                                           Management  For           Voted - For
2   Approval to Issue Shares Pursuant to Tranche 2
    Placement                                           Management  For           Voted - For
3.a Approval to Issue Shares to Director: Mr
    Christopher Rowe                                    Management  For           Voted - For
3.b Approval to Issue Shares to Director: Mr William
    (bill) Beament                                      Management  For           Voted - For
3.c Approval to Issue Shares to Director: Mr Peter
    O'connor                                            Management  For           Voted - For
3.d Approval to Issue Shares to Director: Mr John
    Fitzgerald                                          Management  For           Voted - For
NOVAGOLD RESOURCES INC.
CUSIP: 66987E206 TICKER: NG
Meeting Date: 05-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Sharon Dowdall                                      Management  For           Voted - For
2   Dr. Marc Faber                                      Management  For           Voted - For
3   Dr. Thomas Kaplan                                   Management  For           Voted - For
4   Gregory Lang                                        Management  For           Voted - For
5   Gillyeard Leathley                                  Management  For           Voted - For


1224




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Igor Levental                                        Management  For           Voted - For
7   Kalidas Madhavpeddi                                  Management  For           Voted - For
8   Gerald Mcconnell                                     Management  For           Voted - For
9   Clynton Nauman                                       Management  For           Voted - For
10  Rick Van Nieuwenhuyse                                Management  For           Voted - For
11  Anthony Walsh                                        Management  For           Voted - For
2.  Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
3.  Approve Certain Amendments to the Company's Stock
    Award Plan and Approve All Unallocated Entitlements
    Under the Stock Award Plan.                          Management  For           Voted - For
4.  Approve Certain Amendments to the Company's
    Performance Share Unit Plan and Approve All
    Unallocated Entitlements Under the Performance
    Share Unit Plan.                                     Management  For           Voted - For
5.  Approve Certain Amendments to the Company's
    Deferred Share Unit Plan and Approve All
    Unallocated Entitlements Under the Deferred Share
    Unit Plan, and to Ratify All Prior Issuances of
    Deferred Share Units Under the Deferred Share Unit
    Plan.                                                Management  For           Voted - For
6.  A Non-binding Resolution Approving the Compensation
    of the Company's Named Executive Officers.           Management  For           Voted - Against
7.  A Non-binding Resolution on the Frequency of
    Holding A Non-binding Vote on the Compensation of
    the Company's Named Executive Officers.              Management  1 Year        Voted - 1 Year
NYRSTAR NV, BRUXELLES
CUSIP: B6372M106
Meeting Date: 14-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) May
    be Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
1   Receive Special Board and Auditor Reports Re:
    Convertible Bonds                                    Non-Voting                Non-Voting
2   Authorize Conversion Terms Under Eur 120 Million
    Convertible Bonds Issuance                           Management  For           Voted - For
3   Approve Change of Control Clause Re : Convertible
    Bonds Issuance Under Item 2                          Management  For           Voted - Against


1225




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    15 Oct 2013: Please Note in the Event the Meeting
    Does Not Reach Quorum, There-will be A Second Call
    on 18 Dec 2013. Consequently, Your Voting
    Instructions-will Remain Valid for All Calls Unless
    the Agenda is Amended. Thank You.                   Non-Voting                Non-Voting
    15 Oct 2013: Please Note That This is A Revision
    Due to Receipt of Quorum Comm-ent. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
Meeting Date: 23-Dec-13 Meeting Type: MIX
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) May
    be Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Please Note That This is A Postponement of the
    Meeting Held on 14 Nov 2013.                        Non-Voting                Non-Voting
E.1 Submission and Acknowledgment Of: (a) the Special
    Report of the Board Of-directors of the Company in
    Accordance With, As Far As Needed and
    Applicable,-articles 582, 583 and 596 of the
    Belgian Company Code in Connection with The-
    Proposed Physically Settled Conversion Right
    Attached to the Bonds (as-defined in Section 2 of
    the Agenda), the Disapplication of the
    Preferential-subscription Right of the Company's
    Shareholders in Connection with Such-conversion
    Right, and the Potential Issuance of New Shares at
    A Price Below-the Fractional Value of the Company's
    Shares at the Time of Conversion of The-bonds; (b)
    the Special Report of the Statutory Auditor of the
    Company In-accordance with Articles 582 and 596 of
    the Belgian Company Code In-connection with the
    Proposed Disapplication of the Preferential
    Subscription- Right of the Contd                    Non-Voting                Non-Voting
    Contd Existing Shareholders in Connection with the
    Approval of the Physically-settled Conversion Right
    Attached to the Bonds and the Potential Issuance
    Of-new Shares at A Price Below the Fractional Value
    of the Company's Shares At-the Time of Conversion
    of the Bonds                                        Non-Voting                Non-Voting
E.2 Approval of the Physically Settled Conversion Right
    Attached to Bonds                                   Management  For           Voted - For


1226




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
S.1 Ms. Carole Cable is Elected As Independent Director
    Within the Meaning of Article 526ter of the Belgian
    Company Code and Provision 2.3 of the Belgian Code
    on Corporate Governance, for A Term Up to and
    Including the Annual General Meeting to be Held in
    2017 Which Will Decide Upon the Financial
    Statements for the Financial Year to End on
    December 31, 2016. It Appears from Information
    Available to the Company and from Information
    Provided by Ms. Carole Cable That She Satisfies the
    Applicable Requirements with Respect to
    Independence. Her Mandate As Director Shall be
    Remunerated As Set Out in Relation to Non-executive
    Directors in the Remuneration Report for the
    Financial Year Ended on December 31, 2012 That Was
    Approved by the Shareholders on the General
    Shareholders' Meeting Held on April 24, 2013, and
    Pursuant to the Contd                               Management  For           Voted - For
    Contd Principle As Approved by the Shareholders at
    the General Shareholders'- Meeting Held on April
    27, 2011                                            Non-Voting                Non-Voting
Meeting Date: 30-Apr-14 Meeting Type: MIX
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) May
    be Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Please Note in the Event the Meeting Does Not Reach
    Quorum, There Will be A-second Call on 19 May 2014
    (only for Egm). Consequently, Your Voting-
    Instructions Will Remain Valid for All Calls Unless
    the Agenda is Amended.- Thank You.                  Non-Voting                Non-Voting
A.1 Reports on the Statutory Financial Statements       Non-Voting                Non-Voting
A.2 Approval of the Statutory Financial Statements      Management  For           Voted - For
A.3 Reports on the Consolidated Financial Statements    Non-Voting                Non-Voting
A.4 Consolidated Financial Statements                   Non-Voting                Non-Voting
A.5 Discharge from Liability of the Directors           Management  For           Voted - For
A.6 Discharge from Liability of the Statutory Auditor   Management  For           Voted - For
A.7 Remuneration Report                                 Management  For           Voted - For
A.8.a Re-appointment of Director: De Wilde J Management
    Bvba, Represented by Mr. Julien De Wilde As
    Permanent Representative, is Re-appointed As
    Independent Director Within the Meaning of Article


1227




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    526ter of the Belgian Company Code and Provision
    2.3 of the Belgian Code on Corporate Governance,
    for A Term of 4 Years, Up to and Including the
    Annual General Meeting to be Held in 2018 Which
    Will Decide Upon the Financial Statements for the
    Financial Year to End on 31                         Management  For           Voted - For
    December 2017. As from 1 July 2014, the
    Aforementioned Mandate of Independent Director
    Shall be Exercised by Mr. Julien De Wilde in
    Person, Instead of As Permanent Representative of
    De Wilde J Management Bvba, for the Remainder of
    the Aforementioned Term of 4 Years, and De Wilde J
    Management Shall Automatically Cease to be
    Director. It Appears from Information Contd                                   Non-Voting
    Contd Available to the Company and from Information
    Provided by Mr. Julien De-wilde That Each of De
    Wilde J Management Bvba and Mr. Julien De
    Wilde-satisfies the Applicable Requirements with
    Respect to Independence. The-mandate Shall be
    Remunerated As Set Out in Relation to
    Non-executive-directors in the Remuneration Report
    Included in the Annual Report of The-board of
    Directors for the Financial Year Ended on 31
    December 2013, And- Pursuant to the Principle As
    Approved by the Shareholders at the
    General-shareholders' Meeting Held on 27 April 2011 Non-Voting                Non-Voting
A.8.bRe-appointment of Director: Mr. Ray Stewart is
    Re-appointed As Independent Director Within the
    Meaning of Article 526ter of the Belgian Company
    Code and Provision 2.3 of the Belgian Code on
    Corporate Governance, for A Term of 4 Years, Up to
    and Including the Annual General Meeting to be Held
    in 2018 Which Will Decide Upon the Financial
    Statements for the Financial Year to End on 31
    December 2017. It Appears from Information
    Available to the Company and from Information
    Provided by Mr. Ray Stewart That He Satisfies the
    Applicable Requirements with Respect to
    Independence. His Mandate Shall be Remunerated As
    Set Out in Relation to Non-executive Directors in
    the Remuneration Report Included in the Annual
    Report of the Board of Directors for the Financial
    Year Ended on 31 December 2013, and Pursuant to the
    Principle As Contd                                  Management  For           Voted - For
    Contd Approved by the Shareholders at the General
    Shareholders' Meeting Held-on 27 April 2011         Non-Voting                Non-Voting
A.9 Approval of A Leveraged Employee Stock Ownership
    Plan (lesop)                                        Management  For           Voted - For
E.1 Submission of Special Report                        Non-Voting                Non-Voting
E.2 The General Shareholders' Meeting Resolves to Grant
    Powers to the Board of Directors Within the
    Framework of the Authorised Capital As Follows
    (whereby the Amount and Date Referred to in the
    Sub-sections Between Square Brackets Shall be
    Determined at the Time of the Approval of the


1228




GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
Proposed Resolution in Accordance with the Proposal
Set Out in Such Sub- Sections): (a) the Board of
Directors Shall be Authorised to Increase the
Capital of the Company on One Or Several Occasions
by A Maximum Amount of 100% of the Amount of the
Share Capital As at the Time of the Approval of the
Resolution. This Authorisation Shall be Valid for A
Period of One Year As from the Date of Publication
in the Annexes to the Belgian State Gazette of an
Extract of the Minutes of the Extraordinary
Shareholders' Meeting Granting the Authorisation,
and Contd                                           Management  For           Voted - For
Contd Shall Otherwise Have the Terms and Conditions
As Currently Set Out In-article 9 of the Company's
Articles of Association, Subject to What is
Stated-below. (b) in View of the Provisions of
Paragraph (a), the First Paragraph Of-article 9 of
the Articles of Association Shall be Amended and
Restated As-follows: "the Board of Directors May
Increase the Capital of the Company On-one Or
Several Occasions by A Maximum Amount of 100% of
the Amount of The- Share Capital As at the Time of
the Approval of the Resolution ." (c) in View-of
the Provisions of Paragraph (a), the Third
Paragraph of Article 9 of The-articles of
Association Shall be Amended and Restated As
Follows: "this-authorisation is Valid for A Period
of One Year As from the Date Of-publication in the
Annex to the Belgian State Gazette of an Extract of
The-contd                                           Non-Voting                Non-Voting
Contd Minutes of the Extraordinary Shareholders'
Meeting of the Company Held-on the Date of the
Approval of the Proposed Resolution ." (d) the
Last-paragraph of Article 9 of the Articles of
Association Shall be Amended And- Restated As
Follows: "when Exercising Its Powers Under the
Authorised-capital, the Board of Directors Shall
Not be Authorised to Restrict Or Cancel-the
Statutory Preferential Subscription Rights of the
Shareholders (within-the Meaning of Article 592 and
Following                                           Non-Voting                Non-Voting
Of the Belgian Company Code) Unless- (i) A
Non-statutory Preferential Subscription Right is
Made Available to The-existing Shareholders Subject
to Applicable Company, Financial and Securities-law
Rules, Or (ii) in Relation to (public Or Non-
Public) Offerings Of-securities Outside of the
European Economic Area, the Offering
Or-availability of A Contd                                                    Non-Voting
Contd Statutory Preferential Subscription Right
(within the Meaning Of-article 592 and Following of
the Belgian Company Code) Or A
Non-statutory-preferential Subscription Right Would
Subject the Company to Registration-and/or
Prospectus Requirements in Jurisdictions Outside of
the European-economic Area                          Non-Voting                Non-Voting


1229




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
E.3 Amendment of Articles of Association: the General
    Shareholders' Meeting Decides to Delete the
    Separate Chapter Ix ("temporary Provisions") of the
    Articles of Association                             Management  For           Voted - For
Meeting Date: 19-May-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) May
    be Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    Please Note That This is A Postponement of the Egm
    Part of the Meeting Held-on 30 Apr 2014.            Non-Voting                Non-Voting
1   Receive Special Board Report Re: Authorized Capital Non-Voting                Non-Voting
2   Authorize Capital Increase with Preemptive Rights
    Up to 100 Percent of Issued Capital                 Management  For           Voted - For
3   Amend Articles Re in Order to Remove Transitional
    Provisions                                          Management  For           Voted - For
OCEANAGOLD CORP
CUSIP: C6796P114
Meeting Date: 30-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "1.a to 1.g and 2". Thank You.              Non-Voting                Non-Voting
    Voting Exclusions Apply to This Meeting for
    Proposals 3 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit (as Referred in the Company-
    Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting


1230




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.a  Election of Director: Mr James E. Askew             Management  For           Voted - For
1.b  Election of Director: Mr J. Denham Shale            Management  For           Voted - For
1.c  Election of Director: Mr Michael F. Wilkes          Management  For           Voted - For
1.d  Election of Director: Mr Jose P. Leviste, Jr.       Management  For           Voted - For
1.e  Election of Director: Mr Jacob Klein                Management  For           Voted - For
1.f  Election of Director: Mr William H. Myckatyn        Management  For           Voted - For
1.g  Election of Director: Dr Geoff W. Raby              Management  For           Voted - For
2    To Appoint PricewaterhouseCoopers As the Auditor of
     the Company to Hold Office Until the Close of the
     Next Annual Meeting of Shareholders                 Management  For           Voted - For
3    To Approve the Grant of 261,320 Performance Rights
     to Mr Michael F. Wilkes As Described in Section 7
     of the Accompanying Management Information Circular Management  For           Voted - For
4    To Approve the Issue of 6,762,209 Securities to
     Pacific Rim Mining Corp. Shareholders As Set Out in
     Section 7 of the Accompanying Management
     Information Circular                                Management  For           Voted - For
OZ MINERALS LTD, MELBOURNE VIC
CUSIP: Q7161P122
Meeting Date: 27-May-14 Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposal 3 and Votes Cast by Any-individual Or
     Related Party Who Benefit from the Passing of the
     Proposal/s-will be Disregarded by the Company.
     Hence, If You Have Obtained Benefit Or- Expect to
     Obtain Future Benefit (as Referred in the Company
     Announcement) You-should Not Vote (or Vote
     "abstain") on the Relevant Proposal Items. by
     Doing-so, You Acknowledge That You Have Obtained
     Benefit Or Expect to Obtain-benefit by the Passing
     of the Relevant Proposal/s. by Voting (for Or
     Against)-on the Above Mentioned Proposal/s, You
     Acknowledge That You Have Not Obtained-benefit
     Neither Expect to Obtain Benefit by the Passing of
     the Relevant- Proposal/s and You Comply with the
     Voting Exclusion.                                   Non-Voting                Non-Voting
2.i  Re-election of Mr Dean Pritchard As A Director      Management  For           Voted - For
2.ii Re-election of Ms Rebecca Mcgrath As A Director     Management  For           Voted - For
3    Adoption of Remuneration Report (advisory Only)     Management  For           Voted - For
4    To Renew the Company's Proportional Takeover
     Provisions                                          Management  For           Voted - For
PACIFIC METALS CO.,LTD.
CUSIP: J63481105
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1.1  Appoint A Director                                  Management  For           Voted - For
1.2  Appoint A Director                                  Management  For           Voted - For


1231




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.3 Appoint A Director                                  Management  For           Voted - For
1.4 Appoint A Director                                  Management  For           Voted - For
1.5 Appoint A Director                                  Management  For           Voted - For
1.6 Appoint A Director                                  Management  For           Voted - For
1.7 Appoint A Director                                  Management  For           Voted - For
1.8 Appoint A Director                                  Management  For           Voted - For
PALADIN ENERGY LTD, SUBIACO WA
CUSIP: Q7264T104
Meeting Date: 21-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Remuneration Report                                 Management  For           Voted - For
2   Re-election of Director - R Crabb                   Management  For           Voted - For
3   Re-election of Director - P Baily                   Management  For           Voted - For
4   Ratification of Share Issue                         Management  For           Voted - For
PAN AMERICAN SILVER CORP.
CUSIP: 697900108  TICKER: PAAS
Meeting Date: 08-May-14 Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Ross J. Beaty                                       Management  For           Voted - For
2   Geoffrey A. Burns                                   Management  For           Voted - For
3   Michael L. Carroll                                  Management  For           Voted - For
4   Christopher Noel Dunn                               Management  For           Voted - For
5   Neil De Gelder                                      Management  For           Voted - For
6   Robert P. Pirooz                                    Management  For           Voted - For
7   David C. Press                                      Management  For           Voted - For
8   Walter T. Segsworth                                 Management  For           Voted - For
02  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.            Management  For           Voted - For
03  To Consider And, If Thought Appropriate, to Pass an
    Ordinary Resolution Approving the Corporation's


1232




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Approach to Executive Compensation, the Complete
    Text of Which is Set Out in the Information
    Circular for the Meeting.                       Management  For           Voted - For
PANAUST LTD
CUSIP: Q7283A110
Meeting Date: 30-May-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit (as Referred in the Company
    Announcement) You-should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                               Non-Voting                Non-Voting
2   Adoption of Remuneration Report (non-binding
    Resolution)                                     Management  For           Voted - For
3   Re-election of Mr Garry Hounsell As A Director  Management  For           Voted - For
4   Re-election of Mr John Crofts As A Director     Management  For           Voted - For
5   Amendments to the Constitution of the Company   Management  For           Voted - For
PARK ELEKTRIK URETIM MADENCILIK SANAYI VE           TI
CUSIP: M78160104
Meeting Date: 24-Jun-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                      Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                 Non-Voting                Non-Voting
1   Opening and Formation of the Presidency Board   Management  For           Voted - For
2   Authorization of the Presidency Board to Sign
    Meeting Minutes                                 Management  For           Voted - For


1233




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Reading, Discussion and Approval of Reports
    Prepared by the Board, Auditors and Independent
    Auditors                                             Management  For           Voted - For
4   Reading, Discussion and Approval of Balance Sheet
    and Income and Loss Statement                        Management  For           Voted - For
5   Release of the Board                                 Management  For           Voted - For
6   Decision on Profit Distribution Proposal             Management  For           Voted - For
7   Approval of Amendment of Articles 6,19 and 20 of
    Articles of Association of the Company               Management  For           Voted - For
8   Approval of Independent Audit Firm                   Management  For           Voted - For
9   Election of the Board, Determination of Their Term
    of Office and Determination of Independent Board     Management  For           Voted - For
10  Informing the Shareholders About Wage Policy of
    Senior Management                                    Management  For           Voted - For
11  Determination of Wages                               Management  For           Voted - For
12  Granting Permission to Carry Out Transactions That
    Might Lead to Conflict of Interest with the Company
    and to Compete to the Majority Shareholders, Board,
    High Level Executives and Their Spouses Accordance
    with the Article 395 and 396 of the Turkish
    Commercial Code                                      Management  For           Voted - Against
13  Informing the Shareholders About Donations and
    Determination of Upper Limit for Donations           Management  For           Voted - For
14  Informing the Shareholders About Related Party
    Transactions                                         Management  For           Voted - For
15  Informing the Shareholders About Guarantees, Given
    Collateral, Pledges Given to the Third Parties and
    Realized Benefits from Those                         Management  For           Voted - For
16  Wishes and Closing                                   Management  For           Voted - For
PERSEUS MINING LTD
CUSIP: Q74174105
Meeting Date: 15-Nov-13    Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (1 and 4), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
1   Adoption of Remuneration Report                      Management  For           Voted - For
2   Re-election of Mr Jeff Quartermaine As A Director    Management  For           Voted - For
3   Re-election of Mr Reg Gillard As A Director          Management  For           Voted - For


1234




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Renewal of Employee Option Plan                     Management  For           Voted - For
PETROPAVLOVSK PLC
CUSIP: G7053A101
Meeting Date: 14-Nov-13 Meeting Type: Ordinary General Meeting
1   Proposed Sale of 76.62 Per Cent of the Issued
    Shares in Ojsc 'ore-mining Company' Berelekh        Management  For           Voted - For
Meeting Date: 17-Jun-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Accounts and the Reports
    of the Directors and Auditors Thereon               Management  For           Voted - For
2   To Receive and Approve the Directors' Remuneration
    Report                                              Management  For           Voted - For
3   To Receive and Approve the Directors' Remuneration
    Policy                                              Management  For           Voted - For
4   To Re-appoint Deloitte LLP As Auditors of the
    Company                                             Management  For           Voted - For
5   To Authorise the Directors to Determine the
    Remuneration of the Auditors                        Management  For           Voted - For
6   To Re-appoint Mr Dmitry Chekashkin As A Director of
    the Company                                         Management  For           Voted - For
7   To Re-elect Mr Peter Hambro As A Director of the
    Company                                             Management  For           Voted - For
8   To Re-elect Mr Sergey Ermolenko As A Director of
    the Company                                         Management  For           Voted - Against
9   To Re-elect Mr Andrey Maruta As A Director of the
    Company                                             Management  For           Voted - For
10  To Re-elect Dr Graham Birch As A Director of the
    Company                                             Management  For           Voted - For
11  To Re-elect Sir Malcolm Field As A Director of the
    Company                                             Management  For           Voted - For
12  To Re-elect Field Marshal the Lord Guthrie of
    Craigiebank As A Director of the Company            Management  For           Voted - For
13  To Re-elect Dr David Humphreys As A Director of the
    Company                                             Management  For           Voted - For
14  To Re-elect Sir Roderic Lyne As A Director of the
    Company                                             Management  For           Voted - For
15  To Re-elect Mr Charles Mcveigh III As A Director of
    the Company                                         Management  For           Voted - For
16  To Re-elect Dr Alfiya Samokhvalova As A Director of
    the Company                                         Management  For           Voted - For
17  To Re-elect Mr Martin Smith As A Director of the
    Company                                             Management  For           Voted - For
18  To Authorise the Directors to Allot Shares          Management  For           Voted - For
19  To Disapply Statutory Pre-emption Rights            Management  For           Voted - For
20  To Allow General Meetings to be Called on 14 Clear
    Days' Notice                                        Management  For           Voted - Against


1235

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PREMIER GOLD MINES LIMITED, THUNDER BAY, ON
CUSIP: 74051D104
Meeting Date: 10-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.a to 1.g and 2". Thank You.                      Non-Voting                Non-Voting
1.a Election of Director: John A. Begeman               Management  For           Voted - For
1.b Election of Director: Ewan S. Downie                Management  For           Voted - For
1.c Election of Director: Henry J. Knowles              Management  For           Voted - For
1.d Election of Director: Claude Lemasson               Management  For           Voted - For
1.e Election of Director: Eberhard Scherkus             Management  For           Voted - For
1.f Election of Director: John Seaman                   Management  For           Voted - For
1.g Election of Director: Michael Vitton                Management  For           Voted - For
2   Appointment of Grant Thornton LLP As Auditors of
    the Corporation for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration Management  For           Voted - For
3   To Consider And, If Deemed Appropriate, to Approve,
    with Or Without Variation, A Resolution to Increase
    the Number of Common Shares of the Corporation
    Which May be Issued Pursuant to the Share Bonus
    Plan of the Corporation, As More Particularly
    Described in the Accompanying Management
    Information Circular of the Corporation             Management  For           Voted - For
PRIMERO MINING CORP, VANCOUVER BC
CUSIP: 74164W106
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.9 and 2". Thank You.              Non-Voting                Non-Voting
1.1 Election of Director: Wade Nesmith                  Management  For           Voted - For
1.2 Election of Director: Joseph Conway                 Management  For           Voted - For
1.3 Election of Director: David Demers                  Management  For           Voted - For
1.4 Election of Director: Grant Edey                    Management  For           Voted - For
1.5 Election of Director: Rohan Hazelton                Management  For           Voted - For
1.6 Election of Director: Eduardo Luna                  Management  For           Voted - For
1.7 Election of Director: Robert Quartermain            Management  For           Voted - For
1.8 Election of Director: Michael Riley                 Management  For           Voted - For
1.9 Election of Director: Brad Marchant                 Management  For           Voted - For
2   To Appoint Deloitte LLP As Auditor of the Company
    to Serve Until the Close of the Next Annual General
    Meeting and to Authorize the Directors to Fix the
    Auditor's Remuneration                              Management  For           Voted - For


1236

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
PT ANEKA TAMBANG (PERSERO) TBK
CUSIP: Y7116R158
Meeting Date: 26-Mar-14 Meeting Type: Annual General Meeting
1   Approval of the Annual Report of the Board of
    Directors, Including the Annual Supervisory Report
    of the Board of Commissioners for the Year Ended
    December 31, 2013 and to Ratify the Audited
    Financial Statements for the Year Ended December
    31, 2013 and to Fully Release and Discharge the
    Members of the Board of Directors and the Board of
    Commissioners from Their Managerial and Supervisory
    Responsibilities in Relation to the Company During
    the Year Ended December 31, 2013                    Management  For           Voted - For
2   Approval of the Annual Report of the Partnership
    and Community Development Program for the Year
    Ended December 31, 2013 and to Release and
    Discharge the Members of the Board of Directors and
    the Board of Commissioners from Their Managerial
    and Supervisory Responsibilities in Relation to the
    Partnership and Community Development Program
    During the Year Ended December 31, 2013             Management  For           Voted - For
3   Approval of the Appropriation of the Profit for the
    Year Ended December 31, 2013, Including Dividend
    Distribution                                        Management  For           Voted - For
4   Approval of the Bonus of the Members of the Board
    of Directors and the Board of Commissioners for the
    Year Ended December 31, 2013 and Their
    Salaries/honorarium Including the Facilities and
    Allowances for the Year Ended December 31, 2014     Management  For           Voted - For
5   Approval of the Appointment of Public Accountant
    Office to Audit the Company's Financial Statements
    for the Year Ended December 31, 2014 and the
    Financial Statements of the Partnership and
    Community Development Program for the Year Ended
    December 31, 2014                                   Management  For           Voted - For
6   Approval of the Amendments of the Company's
    Articles of Association                             Management  For           Abstain
7   Approval of the Changes of the Company's Management Management  For           Abstain
RASPADSKAYA OAO, MEZHDURECHENSK
CUSIP: X7457E106
Meeting Date: 23-Oct-13 Meeting Type: ExtraOrdinary General Meeting
1   About Remuneration Payment to Chairmen of
    Committees of Board of Directors of Jsc Raspadskaya Management  For           Abstain
2   Approval of A New Edition of the Company Charter    Management  For           Abstain


1237




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 21-May-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    301693 Due to Receipt of D-irectors Names Under
    Resolution 6. All Votes Received on the Previous
    Meeting-will be Disregarded and You Will Need to
    Reinstruct on This Meeting Notice. Th- Ank You.     Non-Voting                Non-Voting
1   On the Company's Annual Statement, Balance Sheet,
    Profit and Loss, Profit and Loss Distribution       Management  For           Voted - For
2   Election of the Auditor of Jsc Raspadskaya          Management  For           Voted - For
3   Approval of the Company External Auditor            Management  For           Voted - For
4   Approval of A New Edition of the Company Charter    Management  For           Abstain
5   Approval of A New Edition of the Company
    Regulations on the Board of Directors               Management  For           Abstain
    Please Note Cumulative Voting Applies to This
    Resolution Regarding the Electio-n of Directors.
    Out of the 7 Directors Presented for Election, You
    Can Only Vo-te for 7 Directors. the Local Agent in
    the Market Will Apply Cumulative Voting- Evenly
    Among Only Directors for Whom You Vote "for".
    Cumulative Votes Cannot-be Applied Unevenly Among
    Directors Via Proxyedge. Standing Instructions
    Have-been Removed for This Meeting. Please Contact
    Your Client Service Representati-ve with Any
    Questions.                                          Non-Voting                Non-Voting
6.1 Election of Bod Member: Kozovoy Gennady IVanovich   Management  For           Voted - Against
6.2 Election of Bod Member: Lifshits Ilya Mikhaylovich  Management  For           Voted - Against
6.3 Election of Bod Member: Stepanov Sergey
    Stanislavovich                                      Management  For           Voted - Against
6.4 Election of Bod Member: Townsend Jeffrey Robert     Management  For           Voted - For
6.5 Election of Bod Member: Terry John Robinson         Management  For           Voted - For
6.6 Election of Bod Member: Frolov Alexander
    Vladimirovich                                       Management  For           Voted - Against
6.7 Election of Bod Member: Eric Hugh John Stoyll       Management  For           Voted - For
REGIS RESOURCES LTD
CUSIP: Q8059N120
Meeting Date: 22-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 1 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant


1238




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Proposal/s and You Comply with The- Voting
    Exclusion.                                         Non-Voting                Non-Voting
1   Adoption of Remuneration Report                    Management  For           Voted - For
2   Re-election of Director-nick Giorgetta             Management  For           Voted - For
3   Re-election of Director-frank Fergusson            Management  For           Voted - For
RESOLUTE MINING LTD, PERTH WA
CUSIP: Q81068100
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                  Non-Voting                Non-Voting
1   Adoption of Remuneration Report                    Management  For           Voted - For
2   Election of Mr (bill) Henry Thomas Stuart Price As
    Director                                           Management  For           Voted - For
3   Issue of Performance Rights to Mr Peter Sullivan   Management  For           Voted - For
RIO ALTO MINING LTD, CALGARY AB
CUSIP: 76689T104
Meeting Date: 12-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.7 and 3". Thank
    You.                                               Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)        Management  For           Voted - For
2.1 Election of Director: Klaus Zeitler                Management  For           Voted - For
2.2 Election of Director: Alexander Black              Management  For           Voted - For
2.3 Election of Director: Drago Kisic                  Management  For           Voted - For
2.4 Election of Director: Ram Ramachandran             Management  For           Voted - For
2.5 Election of Director: Sidney Robinson              Management  For           Voted - For
2.6 Election of Director: Victor Gobitz                Management  For           Voted - For
2.7 Election of Director: Roger Norwich                Management  For           Voted - For


1239




                 GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Appointment of Grant Thornton LLP As Auditors of
    the Company for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration            Management  For           Voted - For
4   To Approve Unallocated Options Pursuant to the
    Company's Stock Option Plan                        Management  For           Voted - For
5   To Transact Such Other Business As May be Properly
    Brought Before the Meeting Or Any Adjournment
    Thereof                                            Management  For           Voted - Against
RTI INTERNATIONAL METALS, INC.
CUSIP: 74973W107 TICKER: RTI
Meeting Date: 25-Apr-14   Meeting Type: Annual
1.  Director                                           Management
1   Daniel I. Booker                                   Management  For           Voted - For
2   Ronald L. Gallatin                                 Management  For           Voted - For
3   Robert M. Hernandez                                Management  For           Voted - For
4   Dawne S. Hickton                                   Management  For           Voted - For
5   Edith E. Holiday                                   Management  For           Voted - For
6   Jerry Howard                                       Management  For           Voted - For
7   Bryan T. Moss                                      Management  For           Voted - For
8   James A. Williams                                  Management  For           Voted - For
9   Arthur B. Winkleblack                              Management  For           Voted - For
2.  Ratification of Appointment of
    PricewaterhouseCoopers LLP As Independent
    Registered Public Accountants for 2014.            Management  For           Voted - For
3.  Advisory Approval of Compensation of Named
    Executive Officers.                                Management  For           Voted - For
4.  To Approve an Amendment to the Articles of
    Incorporation to Increase the Authorized Capital
    Stock of Rti International Metals, Inc. and Remove
    the Currently Authorized Series A Junior
    Participating Preferred Stock.                     Management  For           Voted - For
5.  To Approve the Rti International Metals, Inc. 2014
    Stock and Incentive Plan.                          Management  For           Voted - For
RUBICON MINERALS CORPORATION
CUSIP: 780911103 TICKER: RBY
Meeting Date: 25-Jun-14   Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven (7).       Management  For           Voted - For
02  Director                                           Management
1   David W. Adamson                                   Management  For           Voted - For
2   Julian Kemp                                        Management  For           Voted - For
3   Bruce A. Thomas, Q.c.                              Management  For           Voted - For
4   Michael D. Winship                                 Management  For           Voted - For
5   Michael A. Lalonde                                 Management  For           Voted - For
6   Peter M. Rowlandson                                Management  For           Voted - For


1240

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   David R. Beatty                                     Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorize the Directors to Fix Their Remuneration.  Management  For           Voted - For
04  To Consider and If Thought Appropriate, Pass A
    Special Resolution to Approve an Amendment to the
    Company's Articles to Include Advance Notice
    Provisions Relating to Director Nominations.        Management  For           Voted - For
05  To Consider and If Thought Appropriate, Approve All
    Unallocated Entitlements Under the Company's Stock
    Option Plan.                                        Management  For           Voted - For
06  To Consider and If Thought Appropriate, Approve
    Certain Amendments to the Company's Stock Option
    Plan.                                               Management  For           Voted - For
RUBICON MINERALS CORPORATION, VANCOUVER BC
CUSIP: 780911103
Meeting Date: 25-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4,
    5 and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.7 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: David W. Adamson              Management  For           Voted - For
2.2 Election of Director: Julian Kemp                   Management  For           Voted - For
2.3 Election of Director: Bruce A. Thomas, Q.c.         Management  For           Voted - For
2.4 Election of Director: Michael D. Winship            Management  For           Voted - For
2.5 Election of Director: Michael A. Lalonde            Management  For           Voted - For
2.6 Election of Director: Peter M. Rowlandson           Management  For           Voted - For
2.7 Election of Director: David R. Beatty               Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorize the Directors to Fix Their Remuneration   Management  For           Voted - For
4   To Consider and If Thought Appropriate, Pass A
    Special Resolution to Approve an Amendment to the
    Company's Articles to Include Advance Notice
    Provisions Relating to Director Nominations -
    Article 10.11                                       Management  For           Voted - For
5   To Consider and If Thought Appropriate, Approve All
    Unallocated Entitlements Under the Company's Stock
    Option Plan.                                        Management  For           Voted - For
6   To Consider and If Thought Appropriate, Approve
    Certain Amendments to the Company's Stock Option
    Plan                                                Management  For           Voted - For


1241

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SANDFIRE RESOURCES NL
CUSIP: Q82191109
Meeting Date: 27-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Non Binding Resolution to Adopt Remuneration Report Management  For           Voted - For
2   Re-election of Mr Paul Hallam As A Director         Management  For           Voted - For
3   Re-election of Mr Robert N Scott As A Director      Management  For           Voted - For
4   Employee Share Option Plan                          Management  For           Voted - For
5   Maximum Aggregate Non-executive Director Fee Pool   Management  For           Voted - For
SANDSTORM GOLD LTD, VANCOUVER BC
CUSIP: 80013R206
Meeting Date: 16-May-14  Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.5 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Five (5)          Management  For           Voted - For
2.1 Election of Director: Nolan Watson                  Management  For           Voted - For
2.2 Election of Director: David Awram                   Management  For           Voted - For
2.3 Election of Director: David E. De Witt              Management  For           Voted - For
2.4 Election of Director: Andrew T. Swarthout           Management  For           Voted - For
2.5 Election of Director: John P.a. Budreski            Management  For           Voted - For
3   Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
4   To Consider And, If Deemed Appropriate, to Pass,
    with Or Without Variation, an Ordinary Resolution
    Confirming the Company's Shareholder Rights Plan,
    As More Particularly Described in the Accompanying
    Information Circular                                Management  For           Voted - For
5   To Transact Such Other Business As May Properly
    Come Before the Meeting Or Any Adjournment Thereof  Management  For           Voted - Against


1242




                  GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SANDSTORM GOLD LTD.
CUSIP: 80013R206 TICKER: SAND
Meeting Date: 16-May-14   Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Five (5).         Management  For           Voted - For
02  Director                                            Management
1   Nolan Watson                                        Management  For           Voted - For
2   David Awram                                         Management  For           Voted - For
3   David E. De Witt                                    Management  For           Voted - For
4   Andrew T. Swarthout                                 Management  For           Voted - For
5   John P.a. Budreski                                  Management  For           Voted - For
03  Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration.                Management  For           Voted - For
04  To Consider And, If Deemed Appropriate, to Pass,
    with Or Without Variation, an Ordinary Resolution
    Confirming the Company's Shareholder Rights Plan,
    As More Particularly Described in the Accompanying
    Information Circular.                               Management  For           Voted - For
05  To Transact Such Other Business As May Properly
    Come Before the Meeting Or Any Adjournment Thereof. Management  For           Voted - Against
SEABRIDGE GOLD INC.
CUSIP: 811916105  TICKER: SA
Meeting Date: 24-Jun-14   Meeting Type: Annual
01  Director                                            Management
1   A. Frederick Banfield                               Management  For           Voted - For
2   D. Scott Barr                                       Management  For           Voted - For
3   Thomas C. Dawson                                    Management  For           Voted - For
4   Rudi P. Fronk                                       Management  For           Voted - For
5   Eliseo Gonzalez-urien                               Management  For           Voted - For
6   Richard C. Kraus                                    Management  For           Voted - For
7   Jay S. Layman                                       Management  For           Voted - For
8   John W. Sabine                                      Management  For           Voted - For
02  Appointment of Kmpg LLP, Chartered Accountants, As
    Auditors of the Corporation for the Ensuing Year.   Management  For           Voted - For
03  To Authorize the Directors to Fix the Auditors
    Remuneration.                                       Management  For           Voted - For
04  To Approve, by A Majority of Disinterested
    Shareholders, the Grants of 750,000 Stock Options
    to Directors of the Corporation As More
    Particularly Set Out in the Management Proxy
    Circular in Respect of the Meeting.                 Management  For           Voted - For
05  To Approve, by A Majority of Disinterested
    Shareholders, the Proposed Grant of 50,000 Options
    to A New Director Nominee, Subject to His Election


1243




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    As A Director, As More Particularly Set Out in the
    Management Proxy Circular in Respect of the Meeting. Management  For           Voted - For
06  To Approve the Restricted Share Unit Plan of the
    Corporation and Grants Under Such Plan As More
    Particularly Set Out in the Management Proxy
    Circular in Respect of the Meeting.                  Management  For           Voted - For
07  To Transact Such Other Business As May Properly
    Come Before the Meeting.                             Management  For           Voted - Against
SEMAFO INC, SAINT-LAURENT QC
CUSIP: 816922108
Meeting Date: 15-May-14 Meeting Type: MIX
1.1 Election for Director: Terence F. Bowles             Management  For           Voted - For
1.2 Election for Director: Benoit Desormeaux             Management  For           Voted - For
1.3 Election for Director: Jean Lamarre                  Management  For           Voted - For
1.4 Election for Director :john Leboutillier             Management  For           Voted - For
1.5 Election for Director :gilles Masson                 Management  For           Voted - For
1.6 Election for Director :lawrence Mcbrearty            Management  For           Voted - For
1.7 Election for Director :tertius Zongo                 Management  For           Voted - For
2   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Corporation for the Ensuing Year
    and Authorizing the Directors to Determine
    Their Compensation                                   Management  For           Voted - For
3   Extension of the Shareholders Rights Plan            Management  For           Voted - For
4   Advisory Resolution on the Corporations Approach to
    Executive Compensation                               Management  For           Voted - For
    08 Apr 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-against' Only for
    Resolutions 3 and 4 and 'in Favor' Or 'abstain'
    Only for Res-olution Numbers 1.1 to 1.7 and 2.
    Thank You.                                           Non-Voting                Non-Voting
    08 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Additional- Comment, Change in
    Text of Resolution 2 and Change in Meeting Type
    from Agm To-mix. If You Have Already Sent in Your
    Votes, Please Do Not Return This Proxy-form Unless
    You Decide to Amend Your Original Instructions.
    Thank You.                                           Non-Voting                Non-Voting
SHERRITT INTERNATIONAL CORP, TORONTO ON
CUSIP: 823901103
Meeting Date: 06-May-14 Meeting Type: MIX
    Please Note This is A Contested Meeting. This is
    the Management Slate. Please-note You are Not
    Permitted to Vote on Both Management and
    Opposition. You Are- Only Required to Vote on One
    Slate.                                               Non-Voting                Non-Voting


1244




     GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against' Only-for Resolutions "2, 3,
     4, 5, 7, 8, 9, 10, 11 and 12" and 'in Favor' Or
     'absta-in' Only for Resolution Numbers "1 & 6.1 to
     6.12 ". Thank You.                                   Non-Voting                Non-Voting
1    Appointment of Auditor: Deloitte LLP, Chartered
     Professional Accountants                             Management                Non-Voting
2    Approval of the Amended By-law No 1                  Management                Non-Voting
3    Adoption of the Advance Notice By- Law               Management                Non-Voting
4    Advisory Vote on Non-binding Resolution on Say on
     Executive Pay                                        Management                Non-Voting
5    Advisory Vote on Non-binding Resolutions on Say on
     Director Pay                                         Management                Non-Voting
     Please Note That Although There are 12 Candidates
     to be Elected As Directors,-there are Only 9
     Vacancies Available to be Filled at the Meeting.
     the Standing- Instructions for This Meeting Will be
     Disabled And, If You Choose, You are Re-quired to
     Vote for Only 9 of the 12 Directors. Thank You.      Non-Voting                Non-Voting
6.1  Election of Director: Sherritt Nominees: Harold
     (hap) Stephen                                        Management                Non-Voting
6.2  Election of Director: Sherritt Nominees: Timothy
     Baker                                                Management                Non-Voting
6.3  Election of Director: Sherritt Nominees: R. Peter
     Gillin                                               Management                Non-Voting
6.4  Election of Director: Sherritt Nominees: Sir
     Richard Lapthorne                                    Management                Non-Voting
6.5  Election of Director: Sherritt Nominees: Adrian
     Loader                                               Management                Non-Voting
6.6  Election of Director: Sherritt Nominees: Edythe A.
     (dee) Marcoux                                        Management                Non-Voting
6.7  Election of Director: Sherritt Nominees: Bernard
     Michel                                               Management                Non-Voting
6.8  Election of Director: Sherritt Nominees: Lisa
     Pankratz                                             Management                Non-Voting
6.9  Election of Director: Sherritt Nominees: David V.
     Pathe                                                Management                Non-Voting
6.10 Election of Director: Clarke Nominees: Dustin Haw    Shareholder               Non-Voting
6.11 Election of Director: Clarke Nominees: Michael Rapps Shareholder               Non-Voting
6.12 Election of Director: Clarke Nominees: George
     Armoyan                                              Shareholder               Non-Voting
7    Please Note That This Resolution is A Shareholder
     Proposal: Dissident Number of Directors Resolution   Shareholder               Non-Voting
8    Please Note That This Resolution is A Shareholder
     Proposal: Dissident Helms-burton Resolution          Shareholder               Non-Voting
9    Please Note That This Resolution is A Shareholder
     Proposal: That the Corporation Amend Its By-laws to
     Require Unanimous Board Approval for Material
     Acquisitions                                         Shareholder               Non-Voting
10   Please Note That This Resolution is A Shareholder
     Proposal: That the Corporation Adopt Clarke's
     Proposal with Respect to Say on Executive Pay        Shareholder               Non-Voting


1245




    GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Adopt Clarke's
    Proposal with Respect to Say on Director Pay         Shareholder               Non-Voting
12  Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Adopt Clarke's
    Proposal to Stop the Board from Authorizing Special
    Payments to Directors That are Not Aligned with
    Shareholder Value                                    Shareholder               Non-Voting
    Please Note This is A Contested Meeting. This is
    the Opposition Slate. Please-note You are Not
    Permitted to Vote on Both Management and
    Opposition. You Are-only Required to Vote on One
    Slate.                                               Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "2, 3,
    4, 5, 6, 7, 8, 10, 11 and 12" and 'in Favor' Or
    'absta-in' Only for Resolution Numbers "1a to 1l
    and 9". Thank You.                                   Non-Voting                Non-Voting
    Please Note That Although There are 12 Candidates
    to be Elected As Directors,-there are Only 9
    Vacancies Available to be Filled at the Meeting.
    the Standing- Instructions for This Meeting Will be
    Disabled And, If You Choose, You are Re-quired to
    Vote for Only 9 of the 12 Directors. Thank You.      Non-Voting                Non-Voting
1A  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Ashwath Mehra        Shareholder               Non-Voting
1B  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: David Wood           Shareholder               Non-Voting
1C  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: George Armoyan       Shareholder               Non-Voting
1D  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: R. Peter Gillin      Shareholder               Non-Voting
1E  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Edythe A. (dee)
    Marcoux                                              Shareholder               Non-Voting
1F  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Bernard Michel       Shareholder               Non-Voting
1G  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Adrian Loader        Shareholder               Non-Voting
1H  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: David V. Pathe       Shareholder               Non-Voting
1I  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Harold (hap) Stephen Shareholder               Non-Voting
1J  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Timothy Baker        Shareholder               Non-Voting
1K  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Sir Richard
    Lapthorne                                            Shareholder               Non-Voting
1L  Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Lisa Pankratz        Shareholder               Non-Voting
2   Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Amend Its By-laws to
    Require Unanimous Board Approval for Material
    Acquisitions                                         Shareholder               Non-Voting


1246




                         GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Adopt Clarke's
    Proposal with Respect to Say on Executive Pay       Shareholder               Non-Voting
4   Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Adopt Clarke's
    Proposal with Respect to Say on Director Pay        Shareholder               Non-Voting
5   Please Note That This Resolution is A Shareholder
    Proposal: That the Corporation Adopt Clarke's
    Proposal to Stop the Board from Authorizing Special
    Payments to Directors That are Not Aligned with
    Shareholder Value                                   Shareholder               Non-Voting
6   Please Note That This Resolution is A Shareholder
    Proposal: the Adoption of the Advance Notice By-law
    Resolution                                          Shareholder               Non-Voting
7   Please Note That This Resolution is A Shareholder
    Proposal: the Advisory Vote on the Non-binding Say
    on Executive Pay Resolution Proposed by Sherritt    Shareholder               Non-Voting
8   Please Note That This Resolution is A Shareholder
    Proposal: the Advisory Vote on the Non-binding Say
    on Director Pay Resolution Proposed by Sherritt     Shareholder               Non-Voting
9   Please Note That This Resolution is A Shareholder
    Proposal: the Reappointment of Deloitte LLP As the
    Auditors of Sherritt                                Shareholder               Non-Voting
10  Please Note That This Resolution is A Shareholder
    Proposal: the Sherritt Helms-burton Resolution      Shareholder               Non-Voting
11  Please Note That This Resolution is A Shareholder
    Proposal: the Sherritt Number of Directors
    Resolution                                          Shareholder               Non-Voting
12  Please Note That This Resolution is A Shareholder
    Proposal: the Approval of the Amended By-law No. 1  Shareholder               Non-Voting
SHOUGANG FUSHAN RESOURCES GROUP LTD
CUSIP: Y7760F104
Meeting Date: 06-Jun-14  Meeting Type: Annual General Meeting
    Please Note in the Hong Kong Market That A Vote of
    "abstain" Will be Treated-the Same As A "take No
    Action" Vote.                                       Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411632.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0411/ltn20140411654.pdf                      Non-Voting                Non-Voting
1   To Receive the Report of the Directors and the
    Audited Financial Statements for the Year Ended 31
    December 2013                                       Management  For           Voted - For
2   To Declare A Final Dividend for the Year Ended 31
    December 2013                                       Management  For           Voted - For
3.A To Re-elect Mr. Chen Zhouping As Director           Management  For           Voted - For
3.B To Re-elect Mr. Wong Lik Ping As Director           Management  For           Voted - Against
3.C To Re-elect Mr. Leung Shun Sang, Tony As Director   Management  For           Voted - For


1247




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.D To Re-elect Mr. Zhang Yaoping As Director           Management  For           Voted - Against
3.E To Re-elect Mr. Xiang Xu Jia As Director            Management  For           Voted - For
3.F To Re-elect Mr. Choi Wai Yin As Director            Management  For           Voted - For
3.G To Re-elect Mr. Japhet Sebastian Law As Director    Management  For           Voted - For
4   To Appoint Auditor and to Authorise the Directors
    to Fix Its Remuneration                             Management  For           Voted - For
5   To Give A General Mandate to the Directors to Issue
    and Dispose of Shares Not Exceeding 20% of the
    Existing Total Number of Shares of the Company in
    Issue                                               Management  For           Voted - Against
6   To Give A General Mandate to the Directors to
    Repurchase Shares Not Exceeding 10% of the Existing
    Total Number of Shares of the Company in Issue      Management  For           Voted - For
7   To Add, Conditional Upon the Passing of Resolution
    6 Above, the Total Number of Repurchased Shares to
    the General Mandate Given to the Directors to Allot
    Shares                                              Management  For           Voted - Against
SIBANYE GOLD
CUSIP: 825724206 TICKER: SBGL
Meeting Date: 17-Jun-14 Meeting Type: Annual
1.  Re-appointment of Auditors                          Management  For           Voted - For
2.  Election of A Director: Zst Skweyiya                Management  For           Voted - For
3.  Re-election of A Director: Ms Moloko                Management  For           Voted - For
4.  Re-election of A Director: Nj Froneman              Management  For           Voted - For
5.  Re-election of A Director: C Keyter                 Management  For           Voted - For
6.  Re-election of A Director: Ka Rayner                Management  For           Voted - For
7.  Re-election of A Member and Chair of the Audit
    Committee: Ka Rayner                                Management  For           Voted - For
8.  Re-election of A Member of the Audit Committee: Rp
    Menell                                              Management  For           Voted - For
9.  Re-election of A Member of the Audit Committee: Ng
    Nika                                                Management  For           Voted - For
10. Re-election of A Member of the Audit Committee: Sc
    Van Der Merwe                                       Management  For           Voted - For
11. Approval for the Issue of Authorised But Unissued
    Ordinary Shares                                     Management  For           Voted - For
12. Advisory Endorsement of the Renumeration Policy     Management  For           Voted - For
S1. Approval for the Renumeration of Non-executive
    Directors                                           Management  For           Voted - For
S2. Approval for the Company to Grant Financial
    Assistance in Terms of Section 44 and 45 of the Act Management  For           Voted - For
S3. Acquisition of the Company's Own Shares             Management  For           Voted - For


1248

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SILVER LAKE RESOURCES LTD, PERTH
CUSIP: Q85014100
Meeting Date: 04-Oct-13   Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 to 9 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposal (1 to 9), You- Acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
1   Ratification of Issue of Shares - Underwritten
    Placement                                            Management  For           Voted - For
2   Participation of A Director in Additional Placement
    - Paul Chapman                                       Management  For           Voted - For
3   Participation of A Director in Additional Placement
    - Leslie Davis                                       Management  For           Voted - For
4   Participation of A Director in Additional Placement
    - Brian Kennedy                                      Management  For           Voted - For
5   Participation of A Director in Additional Placement
    - David Griffiths                                    Management  For           Voted - For
6   Participation of A Director in Additional Placement
    - Christopher Banasik                                Management  For           Voted - For
7   Participation of A Director in Additional Placement
    - Peter Johnston                                     Management  For           Voted - For
8   Proposed Issue of Shares - Placement of Share
    Purchase Plan Shortfall                              Management  For           Voted - For
9   Ratification of Issue of Shares                      Management  For           Voted - For
Meeting Date: 15-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 5 and Votes Cast By-any Individual Or
    Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (1 and 5), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting


1249




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Non Binding Resolution to Adopt Remuneration Report  Management  For           Voted - For
2   Re-election of Mr Peter Johnston As A Director       Management  For           Voted - For
3   Re-election of Mr Christoper Banasik As A Director   Management  For           Voted - For
4   Election of Mr Luke Tonkin As A Director             Management  For           Voted - For
5   Grant of Incentive Options to Mr Luke Tonkin         Management  For           Voted - For
SILVER STANDARD RESOURCES INC.
CUSIP: 82823L106 TICKER: SSRI
Meeting Date: 09-May-14 Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven.             Management  For           Voted - For
02  Director                                             Management
1   Peter W. Tomsett                                     Management  For           Voted - For
2   A.E. Michael Anglin                                  Management  For           Voted - For
3   Richard C.campbell, Mbe                              Management  For           Voted - For
4   Gustavo A. Herrero                                   Management  For           Voted - For
5   Richard D. Paterson                                  Management  For           Voted - For
6   Steven P. Reid                                       Management  For           Voted - For
7   John Smith                                           Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
04  Resolution to Confirm and Approve Advance Notice
    Policy As Set Out in the Management Information
    Circular for the Meeting.                            Management  For           Voted - For
05  Resolution to Approve the Amended and Restated
    Stock Option Plan As Set Out in the Management
    Information Circular for the Meeting.                Management  For           Voted - For
SILVERCORP METALS INC.
CUSIP: 82835P103 TICKER: SVM
Meeting Date: 20-Sep-13 Meeting Type: Annual
01  To Set the Number of Directors at Seven.             Management  For           Voted - For
02  Director                                             Management
1   Rui Feng                                             Management  For           Voted - For
2   Myles Gao                                            Management  For           Voted - For
3   Paul Simpson                                         Management  For           Voted - For
4   David Kong                                           Management  For           Voted - For
5   Yikang Liu                                           Management  For           Vote Withheld
6   Robert Gayton                                        Management  For           Voted - For
7   Earl Drake                                           Management  For           Voted - For
03  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.             Management  For           Voted - For


1250




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ST BARBARA LTD
CUSIP: Q8744Q108
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 5 and Votes Cast By-any Individual Or
    Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Mr Douglas Weir Bailey As A Director Management  For           Voted - For
3   Re-election of Ms Elizabeth Ann Donaghey As A
    Director                                            Management  For           Voted - For
4   Election of Ms Ines Scotland As A Director          Management  For           Voted - For
5   Approval of Issue of Performance Rights to Mr
    Timothy James Lehany, Managing Director and Chief
    Executive Officer                                   Management  For           Voted - For
STILLWATER MINING COMPANY
CUSIP: 86074Q102 TICKER: SWC
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.  Director                                            Management
1   Brian Schweitzer                                    Management  For           Voted - For
2   Michael Mcmullen                                    Management  For           Voted - For
3   Patrice E. Merrin                                   Management  For           Voted - For
4   Michael S. Parrett                                  Management  For           Voted - For
5   Charles Engles                                      Management  For           Voted - For
6   George M. Bee                                       Management  For           Voted - For
7   Gary A. Sugar                                       Management  For           Voted - For
2.  To Ratify the Appointment of KPMG LLP As the
    Company's Independent Registered Accounting Firm
    for 2014.                                           Management  For           Voted - For
3.  An Advisory Vote on Executive Officer Compensation. Management  For           Voted - For


1251

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SUNDANCE RESOURCES LTD
CUSIP: Q8802V106
Meeting Date: 29-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 5 to 13 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Non Binding Resolution to Adopt Remuneration Report Management  For           Voted - For
2   Re-election of Mr George Jones As A Director        Management  For           Voted - For
3   Re-election of Mr Andrew Robin Marshall As A
    Director                                            Management  For           Voted - For
4   Election of Mr David Southam As A Director          Management  For           Voted - For
5   Approval of Performance Rights Plan                 Management  For           Voted - For
6   Ratification of Issue of Shares to Congo Mining
    Investments Sa                                      Management  For           Voted - For
7   Ratification of Issue of Convertible Notes to
    Hanlong (africa) Mining Investment Limited          Management  For           Voted - For
8   Ratification of Issue of the Noble Note to Noble
    Resources International Pte Ltd                     Management  For           Voted - For
9   Approval to Issue Noble Options to Noble Resources
    International Pte Ltd                               Management  For           Voted - For
10  Ratification of Issue of Investor Group Notes to
    the Investor Group                                  Management  For           Voted - For
11  Ratification of Issue of Tranche 1 Options to the
    Investor Group                                      Management  For           Voted - For
12  Approval to Issue Tranche 2 Options to the Investor
    Group                                               Management  For           Voted - For
13  Approval to Issue Tranche 3 Options to the Investor
    Group                                               Management  For           Voted - For
SYRAH RESOURCES LTD, MELBOURNE
CUSIP: Q8806E100
Meeting Date: 19-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4, 5, 6 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by


1252

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Election of Mr Tolga Kumova As A Director of the
    Company                                             Management  For           Voted - For
3   Election of Mr Rhett Brans As A Director of the
    Company                                             Management  For           Voted - For
4   That for the Purposes of Asx Listing Rule 7.4, and
    for All Other Purposes, Shareholders Approve,
    Ratify and Confirm the Allotment and Issue on 21
    March 2013 of 1,000,000 Unlisted Options in the
    Company As Described in the Explanatory Memorandum  Management  For           Voted - For
5   That for the Purposes of Asx Listing Rule 7.4, and
    for All Other Purposes, Shareholders Approve,
    Ratify and Confirm the Allotment and Issue on 12
    June 2013 of 250,000 Unlisted Options in the
    Company As Described in the Explanatory Memorandum  Management  For           Voted - For
6   Approval of Issue of Securities Under Employee
    Share Option Plan                                   Management  For           Voted - For
TALVIVAARA MINING COMPANY PLC, SOTKAMO
CUSIP: X8936Y101
Meeting Date: 12-Jun-14 Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
    A Poa is Needed to Appoint Own Representative But
    is Not Needed If A Finnish-sub/bank is Appointed
    Except If the Shareholder is Finnish Then A Poa
    Would-still be Required                             Non-Voting                Non-Voting
    Please Note That If Your Shares are Held in
    Finland, You Cannot Vote- Differently on the Sub
    Points of Resolution 6.                             Non-Voting                Non-Voting
7   Adoption of the Financial Statements of the Company Management  For           Voted - For
8   Board of Directors' Proposal Concerning the
    Resolution on Measures to be Taken Owing to the
    Result of the Financial Period and the Payment of
    Dividend                                            Management  For           Voted - For


1253




     GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
9    Resolution on the Discharge of the Members of the
     Board of Directors and the Ceo from Liability        Management  For           Voted - For
10   Nomination Panel's Proposal Concerning the
     Resolution on the Remuneration of the Members of
     the Board of Directors                               Management  For           Voted - For
11   Nomination Panel's Proposal Concerning the
     Resolution on the Number of Members of the Board of
     Directors: Seven (7)                                 Management  For           Voted - For
12.1 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Mr. Tapani
     Jarvinen                                             Management  For           Voted - For
12.2 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Mr. Pekka Pera  Management  For           Voted - For
12.3 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Mr. Graham
     Titcombe                                             Management  For           Voted - For
12.4 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Mr. Edward
     Haslam                                               Management  For           Voted - For
12.5 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Mr. Stuart
     Murray                                               Management  For           Voted - For
12.6 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Ms. Maija-
     Liisa Friman                                         Management  For           Voted - For
12.7 Nomination Panel's Proposal Concerning the Election
     of Member of the Board of Directors: Ms. Solveig
     Tornroos-huhtamaki                                   Management  For           Voted - For
13   Audit Committee's Proposal Concerning the
     Resolution on the Remuneration of the Auditor        Management  For           Voted - For
14   Audit Committee's Proposal Concerning the Election
     of the Auditor: the Audit Committee Proposes That
     Authorised Public Accountants
     PricewaterhouseCoopers Oy be Elected As Auditor.
     PricewaterhouseCoopers Oy Has Informed the Company
     That in the Event It is Re-elected As Auditor, the
     Auditor with Principal Responsibility Will be Mr.
     Juha Wahlroos                                        Management  For           Voted - For
15   Board of Directors' Proposal Concerning the
     Resolution of the Continuation of the Corporate
     Reorganisation Application in Respect of the Company Management  For           Voted - For
16   Board of Directors' Proposal Concerning the
     Resolution to Authorise the Board of Directors to
     Cancel the Listing of the Company's Shares on the
     Official List Maintained by the UK Financial
     Services Authority and Remove Such Shares from
     Trading on the Main Market for Listed Securities of
     London Stock Exchange PLC                            Management  For           Voted - For
17   Board of Directors' Proposal Concerning the
     Amendment of the Articles of Association of the
     Company: Articles 4, 5, 6, 7, 10, 11, 12, 13, 14, 15 Management  For           Voted - Against
18   Board of Directors' Proposal Concerning the
     Resolution on A Share Issue to the Company Without
     Consideration                                        Management  For           Voted - For


1254




                 GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
19  Board of Directors' Proposal Concerning the
    Resolution to Authorise the Board of Directors to
    Resolve on the Conveyance of the Treasury Shares    Management  For           Voted - For
20  Board of Directors' Proposal Concerning the
    Resolution to Authorise the Board of Directors to
    Resolve on the Repurchase of the Treasury Shares    Management  For           Voted - For
    21 May 2014: Please Note That This is A Revision
    Due to Change in Numbering Of-resolutions. If You
    Have Already Sent in Your Votes, Please Do Not Vote
    Again-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
TASEKO MINES LIMITED
CUSIP: 876511106 TICKER: TGB
Meeting Date: 11-Jun-14   Meeting Type: Annual
01  To Set the Number of Directors at 8.                Management  For           Voted - For
02  Director                                            Management
1   William P. Armstrong                                Management  For           Voted - For
2   T. Barry Coughlan                                   Management  For           Voted - For
3   Scott D. Cousens                                    Management  For           Voted - For
4   Robert A. Dickinson                                 Management  For           Voted - For
5   Russell E. Hallbauer                                Management  For           Voted - For
6   Richard A. Mundie                                   Management  For           Voted - For
7   Ronald W. Thiessen                                  Management  For           Voted - For
8   Alexander G. Morrison                               Management  For           Voted - For
03  Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration.                          Management  For           Voted - For
THOMPSON CREEK METALS COMPANY INC.
CUSIP: 884768102 TICKER: TC
Meeting Date: 13-May-14   Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Denis C. Arsenault                                  Management  For           Voted - For
2   Carol T. Banducci                                   Management  For           Voted - For
3   James L. Freer                                      Management  For           Voted - For
4   James P. Geyer                                      Management  For           Voted - For
5   Timothy J. Haddon                                   Management  For           Voted - For
6   Jacques Perron                                      Management  For           Voted - For
02  Approve the Amended and Restated Thompson Creek
    Metals Company Inc. 2010 Long-term Incentive Plan:  Management  For           Voted - For
03  Approve the Amended and Restated Thompson Creek
    Metals Company Inc. 2010 Employee Stock Purchase
    Plan:                                               Management  For           Voted - For
04  Appoint KPMG LLP As the Company's Independent
    Registered Public Accounting Firm for the Ensuing


1255




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Year and Authorize our Board of Directors to Fix
    Its Remuneration:                                   Management  For           Voted - For
05  Advisory Vote to Approve the Compensation of the
    Company's Named Executive Officers:                 Management  For           Voted - For
06  Approve the Amendment to the Company's Articles of
    Continuance to Incorporate an Advance Notice
    Provision with Respect to the Nomination of
    Directors.                                          Management  For           Voted - For
TOHO ZINC CO.,LTD.
CUSIP: J85409100
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1   Approve Appropriation of Surplus                    Management  For           Voted - For
2.1 Appoint A Director                                  Management  For           Voted - For
2.2 Appoint A Director                                  Management  For           Voted - For
2.3 Appoint A Director                                  Management  For           Voted - For
2.4 Appoint A Director                                  Management  For           Voted - For
2.5 Appoint A Director                                  Management  For           Voted - For
2.6 Appoint A Director                                  Management  For           Voted - For
3   Appoint A Corporate Auditor                         Management  For           Voted - For
4.1 Appoint A Substitute Corporate Auditor              Management  For           Voted - For
4.2 Appoint A Substitute Corporate Auditor              Management  For           Voted - For
TOREX GOLD RESOURCES INC, TORONTO ON
CUSIP: 891054108
Meeting Date: 26-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.7 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Fred Stanford                 Management  For           Voted - For
1.2 Election of Director: Michael Murphy                Management  For           Voted - For
1.3 Election of Director: A. Terrance Macgibbon         Management  For           Voted - For
1.4 Election of Director: David Fennell                 Management  For           Voted - For
1.5 Election of Director: Andrew Adams                  Management  For           Voted - For
1.6 Election of Director: Frank Davis                   Management  For           Voted - For
1.7 Election of Director: James Crombie                 Management  For           Voted - For
2   Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration                           Management  For           Voted - Against
3   To Consider, And, If Deemed Appropriate, to Pass,
    with Or Without Variation, an Ordinary Resolution
    to Ratify and Confirm the Adoption of the Company's
    Shareholder Rights Plan, As More Particularly
    Described in the Accompanying Management
    Information Circular                                Management  For           Voted - For


1256




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    30 May 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 3. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You.                   Non-Voting                Non-Voting
TROY RESOURCES LTD, PERTH
CUSIP: Q92350109
Meeting Date: 28-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 7 to 11 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposals Will be Disregarded by the
    Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on the Above Mentioned- Proposals, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposals and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Non Binding Resolution to Adopt the Remuneration
    Report                                              Management  For           Voted - For
2   Re-election of Mr David R. Dix As A Director        Management  For           Voted - For
3   Re-election of Mr Frederick S. Grimwade As A
    Director                                            Management  For           Voted - For
4   Re-election of Mr C. Robin W. Parish As A Director  Management  For           Voted - For
5   Election of Mr Richard Monti As A Director          Management  For           Voted - For
6   Election of Mr T. Sean Harvey As A Director         Management  For           Voted - For
7   Approval of the Troy Resources Limited Long Term
    Incentive Plan                                      Management  For           Voted - For
8   Grant of 620,000 Share Appreciation Rights to Mr
    Ken Nilsson, Executive Director                     Management  For           Voted - For
9   Grant of 180,000 Share Appreciation Rights to Mr
    Paul Benson, Managing Director                      Management  For           Voted - For
10  Proposed Issue of Shares to Mr Ken Nilsson,
    Executive Director                                  Management  For           Voted - For
11  Proposed Issue of Shares to Mr Paul Benson,
    Managing Director                                   Management  For           Voted - For
12  Provision of Financial Assistance to Azimuth        Management  For           Voted - For
UACJ CORPORATION
CUSIP: J1746Z109
Meeting Date: 27-Jun-14 Meeting Type: Annual General Meeting
1   Approve Appropriation of Surplus                    Management  For           Voted - For


1257

GLOBAL X S&P/TSX VENTURE 30 CANADA ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.1  Appoint A Director                                  Management  For           Voted - For
2.2  Appoint A Director                                  Management  For           Voted - For
2.3  Appoint A Director                                  Management  For           Voted - For
2.4  Appoint A Director                                  Management  For           Voted - For
2.5  Appoint A Director                                  Management  For           Voted - For
2.6  Appoint A Director                                  Management  For           Voted - For
2.7  Appoint A Director                                  Management  For           Voted - For
2.8  Appoint A Director                                  Management  For           Voted - For
2.9  Appoint A Director                                  Management  For           Voted - For
2.10 Appoint A Director                                  Management  For           Voted - For
2.11 Appoint A Director                                  Management  For           Voted - For
3.1  Appoint A Corporate Auditor                         Management  For           Voted - For
3.2  Appoint A Corporate Auditor                         Management  For           Voted - For
3.3  Appoint A Corporate Auditor                         Management  For           Voted - Against
3.4  Appoint A Corporate Auditor                         Management  For           Voted - Against
WESTERN AREAS LTD, WEST PERTH WA
CUSIP: Q9618L100
Meeting Date: 21-Nov-13 Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposals 2, 3 and 4 and Votes-cast by Any
     Individual Or Related Party Who Benefit from the
     Passing of The-proposal/s Will be Disregarded by
     the Company. Hence, If You Have Obtained-benefit Or
     Expect to Obtain Future Benefit You Should Not Vote
     (or Vote-"abstain") on the Relevant Proposal Items.
     by Doing So, You Acknowledge That-you Have Obtained
     Benefit Or Expect to Obtain Benefit by the Passing
     of The- Relevant Proposal/s. by Voting (for Or
     Against) on the Above Mentioned- Proposal/s, You
     Acknowledge That You Have Not Obtained Benefit
     Neither Expect-to Obtain Benefit by the Passing of
     the Relevant Proposal/s and You Comply-with the
     Voting Exclusion.                                   Non-Voting                Non-Voting
1    Re-election of Independent Non-executive Director -
     Mr Ian Macliver                                     Management  For           Voted - For
2    Adoption of Remuneration Report                     Management  For           Voted - For
3    Issue of Performance Rights to Daniel Lougher       Management  For           Voted - For
4    Issue of Performance Rights to David Southam        Management  For           Voted - For
5    Provision of Financial Assistance by Western Areas
     Nickel Pty Ltd                                      Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Ordinary General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposals 1 and Votes Cast by Any-individual Or
     Related Party Who Benefit from the Passing of the
     Proposal/s-will be Disregarded by the Company.
     Hence, If You Have Obtained Benefit Or- Expect to
     Obtain Future Benefit (as Referred in the Company


1258




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Announcement) You-should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Approval of Prior Issue of Placement Shares         Management  For           Voted - For
ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING
CUSIP: Y988A6104
Meeting Date: 29-Nov-13 Meeting Type: ExtraOrdinary General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/1015/ltn-20131015227.pdf,
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1015/ltn-20131015219.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/1015/ltn2-0131015215.pdf                       Non-Voting                Non-Voting
1   To Consider and Approve the "resolution on the
    Non-public Issue of Debt Financial Instruments" and
    the Authorization of the Chairman of the Company to
    Determine and Handle All Matters Relating to the
    Non-public Issue of Debt Financial Instruments      Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Annual General Meeting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking O-n the Url Links:
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn-201404091025.pdf,
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0508/lt-n20140508521.pdf
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/0409/ltn-201404091039.pdf, and
    Http://www.hkexnews.hk/listedco/listconews/seh
    K/2014/050-8/ltn20140508453.pdf                     Non-Voting                Non-Voting
    Please Note That This is an Amendment to Meeting Id
    299781 Due to Addition Of-resolution S.4. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
O.i The Report of the Board of Directors ("board") of
    the Company for the Year Ended 31 December 2013     Management  For           Voted - For


1259




                        GLOBAL X S&P/TSX VENTURE 30 CANADA ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.ii The Report of the Supervisory Committee of the
     Company for the Year Ended 31 December 2013          Management  For           Voted - For
O.iii The Audited Financial Report of the Company for the
     Year Ended 31 December 2013                          Management  For           Voted - For
O.iv The Proposal for the Declaration and Payment of
     Final Dividends for the Year Ended 31 December 2013  Management  For           Voted - For
O.v  The Proposal for the Re-appointment of Ernst &
     Young and Shulun Pan Certified Public Accountants
     As the International Auditor and the Prc Auditor of
     the Company Respectively for the Year Ended 31
     December 2014, and to Authorize the Board to Fix
     Their Respective Remuneration                        Management  For           Voted - For
S.1  To Grant A General Mandate to be Given to the Board
     to Exercise the Power of the Company to Allot,
     Issue Or Deal with the Domestic Shares and H Shares
     of Up to A Maximum of 20% of the Aggregate Nominal
     Value of Each of the Issued Domestic Shares and H
     Shares of the Company As at the Date of Passing
     This Resolution                                      Management  For           Voted - Against
S.2  To Grant A General Mandate to be Given to the Board
     to Exercise the Power of the Company to Repurchase
     H Shares of Up to A Maximum of 10% of the Aggregate
     Nominal Value of the Issued H Shares Share Capital
     of the Company As at the Date of Passing This
     Resolution                                           Management  For           Voted - For
S.3  Proposal for the Issuance of Non- Financial
     Corporate Debt Financing Instrument in the
     Inter-bank Board Market                              Management  For           Voted - For
S.4  The Proposed Issue of Corporate Bonds in the Prc
     and the Grant of Authority to the Board to Deal
     with Such Matters Relating to the Issue of the
     Corporate Bonds (as Set Out in the Circular of the
     Company Dated 9 May 2014)                            Management  For           Voted - For
Meeting Date: 26-May-14 Meeting Type: Class Meeting
     Please Note That the Company Notice and Proxy Form
     are Available by Clicking-on the Url Links:-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn201404091027.pdf-and-
     Http://www.hkexnews.hk/listedco/listconews/seh
     K/2014/0409/ltn201404091045.pdf                      Non-Voting                Non-Voting
1    To Grant A General Mandate to be Given to the Board
     to Exercise the Power of the Company to Repurchase
     H Shares of Up to A Maximum of 10% of the Aggregate
     Nominal Value of the Issued H Shares Share Capital
     of the Company As at the Date of Passing This
     Resolution                                           Management  For           Voted - Against


1260

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALCYONE RESOURCES LTD, PERTH
CUSIP: Q0177N108
Meeting Date: 15-Jul-13 Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 2, 3, 4, 5, 6, 7, 8,-9, 13, 14, 15, 16
    and 17 and Votes Cast by Any Individual Or Related
    Party- Who Benefit from the Passing of the
    Proposal/s Will be Disregarded by The-company.
    Hence, If You Have Obtained Benefit Or Expect to
    Obtain Future-benefit You Should Not Vote (or Vote
    "abstain") on the Relevant Proposal-items. by Doing
    So, You Acknowledge That You Have Obtained Benefit
    Or Expect-to Obtain Benefit by the Passing of the
    Relevant Proposal/s. by Voting (for-or Against) on
    Proposals (1, 2, 3, 4, 5, 6, 7, 8, 9, 13, 14, 15,
    16 and 17),-you Acknowledge That You Have Not
    Obtained Benefit Neither Expect to Obtain-benefit
    by the Passing of the Relevant Proposal/s and You
    Comply with The-voting Exclusion.                   Non-Voting                Non-Voting
1   Ratification of Issues to Bergen Global             Management  For           Voted - For
2   Approval for Issue of Securities to Bergen Global   Management  For           Voted - For
3   Ratification of Issues to Ya Global                 Management  For           Voted - For
4   Ratification of Issue of Placement Shares and
    Options                                             Management  For           Voted - For
5   Ratification of Issue of Shares to Celtic Capital   Management  For           Voted - For
6   Approval for Issue of Securities to Celtic Capital  Management  For           Voted - For
7   Approval for Issue of Shares to Powerline           Management  For           Voted - For
8   Approval of Rights Issue                            Management  For           Voted - For
9   Approval for Issue of Broker Options Under the
    Broker Offer                                        Management  For           Voted - For
10  Re-election of Dr Paul D'sylva As Director          Management  For           Voted - For
11  Re-election of Mr Timothy Morrison As Director      Management  For           Voted - For
12  Re-election of Mr Michael Reed As Director          Management  For           Voted - For
13  Re-adoption of Employee Performance Rights Plan     Management  For           Voted - For
14  Issue of Performance Rights to Related Party - Mr
    Michael Reed                                        Management  For           Voted - For
15  Approval of Non Executive Director Performance
    Rights Plan                                         Management  For           Voted - For
16  Issue of Performance Rights to Related Party - Dr
    Paul D'sylva                                        Management  For           Voted - For
17  Issue of Performance Rights to Related Party - Mr
    Timothy Morrison                                    Management  For           Voted - For
    Please Note That This is A Revision Due to Change
    in Record Date. If You Have-already Sent in Your
    Votes, Please Do Not Return This Proxy Form Unless
    You De-cide to Amend Your Original Instructions.
    Thank You.                                          Non-Voting                Non-Voting


1261




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALEXCO RESOURCE CORP.
CUSIP: 01535P106 TICKER: AXU
Meeting Date: 10-Jun-14 Meeting Type: Annual
01  To Set the Number of Directors at Seven.           Management  For           Voted - For
02  Director                                           Management
1   Clynton R. Nauman                                  Management  For           Voted - For
2   George Brack                                       Management  For           Voted - For
3   Terry Krepiakevich                                 Management  For           Voted - For
4   David H. Searle                                    Management  For           Voted - For
5   Rick Van Nieuwenhuyse                              Management  For           Vote Withheld
6   Michael D. Winn                                    Management  For           Voted - For
7   Richard N. Zimmer                                  Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP,
    Chartered Accountants, As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.           Management  For           Voted - For
04  That the New Stock Option Plan (as Defined and
    Described in the Company's Information Circular
    Dated April 30, 2014), Being A 9% Rolling Stock
    Option Plan Pursuant to Which the Directors May,
    from Time to Time, Authorize the Granting of
    Options to Directors, Officers, Employees and
    Service Providers of the Company, be and is Hereby
    Authorized, Confirmed and Approved.                Management  For           Voted - For
05  That the New Rsu Plan (as Defined in the Company's
    Information Circular Dated April 30, 2014),
    Pursuant to Which the Company is Authorized to
    Issue in the Aggregate Up to A Maximum of 650,000
    Common Shares of the Company in Respect of
    Restricted Share Units, be and is Hereby
    Authorized, Confirmed and Approved.                Management  For           Voted - For
06  To Transact Such Further Or Other Business As May
    Properly Come Before the Meeting and Any
    Adjournments Thereof.                              Management  For           Voted - Against
ARIAN SILVER CORP
CUSIP: G0472G106
Meeting Date: 29-Aug-13 Meeting Type: Ordinary General Meeting
1   To Approve the Consolidation Or Combination of the
    Company's Issued and Outstanding Common Shares on
    the Basis of One (1) New Common Share Without Par
    Value for Every Existing Ten (10) Common Shares
    Without Par Value                                  Management  For           Voted - For
    Please Note That This is A Revision Due to Change
    in Meeting Type from Sgm To-ogm. If You Have
    Already Sent in Your Votes, Please Do Not Return
    This Proxy F-orm Unless You Decide to Amend Your
    Original Instructions. Thank You.                  Non-Voting                Non-Voting


1262

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AURCANA CORPORATION, VANCOUVER BC
CUSIP: 051918506
Meeting Date: 05-Jun-14   Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.a to 2.e and 3". Thank You.              Non-Voting                Non-Voting
1   Number of Directors: to Set the Number of Directors
    at Five                                             Management  For           Voted - For
2.a Election of Director: Lenic Rodriguez               Management  For           Voted - For
2.b Election of Director: Robert Tweedy                 Management  For           Voted - For
2.c Election of Director: Kevin Drover                  Management  For           Voted - For
2.d Election of Director: Adrian Aguirre                Management  For           Voted - For
2.e Election of Director: Jerry Blackwell               Management  For           Voted - For
3   Appointment of Auditors: Appointment of
    PricewaterhouseCoopers LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration             Management  For           Voted - For
4   Amendment to Bylaws: to Consider And, If Deemed
    Appropriate, to Pass with Or Without Variation, an
    Ordinary Resolution (the Full Text of Which is Set
    Out in the Accompanying Management Information
    Circular) Approving, Ratifying and Confirming the
    Amendment to By-law No. 1 As More Particularly
    Described in the Attached Information Circular      Management  For           Voted - For
AURICO GOLD INC.
CUSIP: 05155C105 TICKER: AUQ
Meeting Date: 09-May-14   Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Alan R. Edwards                                     Management  For           Voted - For
2   Mark J. Daniel                                      Management  For           Voted - For
3   Scott G. Perry                                      Management  For           Voted - For
4   Luis M. Chavez                                      Management  For           Voted - For
5   Patrick D. Downey                                   Management  For           Voted - For
6   Ronald E. Smith                                     Management  For           Voted - For
7   Richard M. Colterjohn                               Management  For           Voted - For
8   Joseph G. Spiteri                                   Management  For           Voted - For
02  Appoint KPMG LLP, Chartered Accountants, As
    Auditors for the Company, and to Authorize the
    Directors of the Company to Set the Auditors'
    Remuneration.                                       Management  For           Voted - For
03  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders, Confirming and
    Ratifying the Company's Advance Notice By-law.      Management  For           Voted - For


1263




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
04  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders Confirming and Ratifying
    the Amendments to the Company's By-law No. 1.       Management  For           Voted - For
05  Consider And, If Deemed Advisable, Pass an Ordinary
    Resolution of Shareholders Confirming and Ratifying
    the Company's Amended and Restated Employee Share
    Purchase Plan To, Among Other Things, Replenish the
    Common Shares Reserved for Issuance Under the Plan
    and to Specify Amendments to the Plan That Would
    Require Shareholder Approval.                       Management  For           Voted - For
06  Consider And, If Deemed Advisable, Pass A
    Non-binding, Advisory Resolution Accepting the
    Company's Approach to Executive Compensation.       Management  For           Voted - Against
BEAR CREEK MINING CORP
CUSIP: 07380N104
Meeting Date: 20-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 4
    and 5" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2.1 to 2.7 and 3". Thank
    You.                                                Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: Catherine Mcleod-seltzer      Management  For           Voted - For
2.2 Election of Director: Andrew T. Swarthout           Management  For           Voted - For
2.3 Election of Director: David De Witt                 Management  For           Voted - For
2.4 Election of Director: Miguel Grau                   Management  For           Voted - For
2.5 Election of Director: Kevin Morano                  Management  For           Voted - For
2.6 Election of Director: Nolan Watson                  Management  For           Voted - For
2.7 Election of Director: Frank Tweddle                 Management  For           Voted - For
3   Appointment of PricewaterhouseCoopers LLP As
    Auditors of the Company for the Ensuing Year at A
    Remuneration to be Fixed by the Directors           Management  For           Voted - For
4   To Consider And, If Thought Fit, Pass an Ordinary
    Resolution to Reapprove the Company's 10% "rolling"
    Stock Option Plan                                   Management  For           Voted - For
5   To Approve the Transaction of Such Other Business
    As May Properly Come Before the Meeting and Any
    Adjournment(s) Or Postponement(s) Thereof           Management  For           Voted - Against
COEUR MINING INC, COEUR D ALENE, ID
CUSIP: 192108504
Meeting Date: 13-May-14 Meeting Type: Annual General Meeting
1.1 Election of Director: Linda L Adamany               Management  For           Voted - For
1.2 Election of Director: Kevin S.crutchfield           Management  For           Voted - For
1.3 Election of Director: Sebastian Edwards             Management  For           Voted - For
1.4 Election of Director: Randolph E.gress              Management  For           Voted - For


1264




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.5 Election of Director: Mitchell J.krebs               Management  For           Voted - For
1.6 Election of Director: Robert E.mellor                Management  For           Voted - For
1.7 Election of Director: John H.robinson                Management  For           Voted - For
1.8 Election of Director: J.kenneth Thompson             Management  For           Voted - For
2   Advisory Resolution to Approve Executive
    Compensation                                         Management  For           Voted - For
3   Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for 2014                                        Management  For           Voted - For
COEUR MINING, INC.
CUSIP: 192108504 TICKER: CDE
Meeting Date: 13-May-14 Meeting Type: Annual
1.1 Election of Director: Linda L. Adamany               Management  For           Voted - For
1.2 Election of Director: Kevin S. Crutchfield           Management  For           Voted - For
1.3 Election of Director: Sebastian Edwards              Management  For           Voted - For
1.4 Election of Director: Randolph E. Gress              Management  For           Voted - For
1.5 Election of Director: Mitchell J. Krebs              Management  For           Voted - For
1.6 Election of Director: Robert E. Mellor               Management  For           Voted - For
1.7 Election of Director: John H. Robinson               Management  For           Voted - For
1.8 Election of Director: J. Kenneth Thompson            Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation.                                        Management  For           Voted - For
3.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for 2014.                                       Management  For           Voted - For
ENDEAVOUR SILVER CORP.
CUSIP: 29258Y103 TICKER: EXK
Meeting Date: 08-May-14 Meeting Type: Annual
01  Director                                             Management
1   Ricardo M. Campoy                                    Management  For           Voted - For
2   Bradford J. Cooke                                    Management  For           Voted - For
3   Geoffrey A. Handley                                  Management  For           Voted - For
4   Rex J. Mclennan                                      Management  For           Voted - For
5   Kenneth Pickering                                    Management  For           Voted - For
6   Mario D. Szotlender                                  Management  For           Voted - For
7   Godfrey J. Walton                                    Management  For           Voted - For
02  Appointment of KPMG LLP, Chartered Accountants As
    Auditor of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
03  To Reconfirm the Company's Shareholder Rights Plan.  Management  For           Voted - For


1265




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FIRST MAJESTIC SILVER CORP.
CUSIP: 32076V103 TICKER: AG
Meeting Date: 27-May-14 Meeting Type: Annual
01  To Set the Number of Directors at Six.              Management  For           Voted - For
02  Director                                            Management
1   Keith Neumeyer                                      Management  For           Voted - For
2   Ramon Davila                                        Management  For           Voted - For
3   Robert Mccallum                                     Management  For           Voted - For
4   Douglas Penrose                                     Management  For           Voted - For
5   Tony Pezzotti                                       Management  For           Voted - For
6   David Shaw                                          Management  For           Voted - For
03  Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration.                Management  For           Voted - For
04  Approval of the Resolution Approving the Company's
    Proposed Stock Option Plan and the Reservation of
    Shares for Issuance Thereunder, As More
    Particularly Set Forth in the Information Circular
    Prepared for the Annual General Meeting.            Management  For           Voted - For
FIRST MAJESTIC SILVER CORPORATION, VANCOUVER BC
CUSIP: 32076V103
Meeting Date: 27-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.6 and 3". Thank You.              Non-Voting                Non-Voting
1   To Set the Number of Directors at Six               Management  For           Voted - For
2.1 Election of Director: Keith Neumeyer                Management  For           Voted - For
2.2 Election of Director: Ramon Davila                  Management  For           Voted - For
2.3 Election of Director: Robert Mccallum               Management  For           Voted - For
2.4 Election of Director: Douglas Penrose               Management  For           Voted - For
2.5 Election of Director: Tony Pezzotti                 Management  For           Voted - For
2.6 Election of Director: David Shaw                    Management  For           Voted - For
3   Appointment of Deloitte LLP As Auditors of the
    Company for the Ensuing Year and Authorizing the
    Directors to Fix Their Remuneration                 Management  For           Voted - For
4   Approval of the Resolution Approving the Company's
    Proposed Stock Option Plan and the Reservation of
    Shares for Issuance Thereunder, As More
    Particularly Set Forth in the Information Circular
    Prepared for the Annual General Meeting             Management  For           Voted - For


1266

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
FORTUNA SILVER MINES INC, VANCOUVER BC
CUSIP: 349915108
Meeting Date: 19-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1, 10
    and 11" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "2 to 9". Thank You.         Non-Voting                Non-Voting
1   To Determine the Number of Directors at Seven       Management  For           Voted - For
2   Elect Jorge Ganoza Durant As A Director             Management  For           Voted - For
3   Elect Simon Ridgway As A Director                   Management  For           Voted - For
4   Elect Michael IVerson As A Director                 Management  For           Voted - For
5   Elect Mario Szotlender As A Director                Management  For           Voted - For
6   Elect Robert Gilmore As A Director                  Management  For           Voted - For
7   Elect Thomas Kelly As A Director                    Management  For           Voted - For
8   Elect David Farrell As A Director                   Management  For           Voted - For
9   Appoint Deloitte LLP As Auditors of the Company and
    Authorize the Directors to Fix Their Remuneration   Management  For           Voted - For
10  Ratify the Adoption of the Company's Advance Notice
    Policy                                              Management  For           Voted - For
11  Transact Such Other Business As May Properly Come
    Before the Meeting                                  Management  For           Voted - Against
FRESNILLO PLC, LONDON
CUSIP: G371E2108
Meeting Date: 16-May-14 Meeting Type: Annual General Meeting
1   Receiving the 2013 Report and Accounts              Management  For           Voted - For
2   That, A Special Dividend of 6.8 Us Cents Per
    Ordinary Share, be Declared. Directors Remuneration
    Policy                                              Management  For           Voted - For
3   Approval of the Directors' Remuneration Policy      Management  For           Voted - For
4   Approval of the Directors' Remuneration Report      Management  For           Voted - For
5   Re-election of Mr Alberto Bailleres                 Management  For           Voted - For
6   Re-election of Mr Fernando Ruiz                     Management  For           Voted - Against
7   Re-election of Mr Guy Wilson                        Management  For           Voted - For
8   Re-election of Mr Juan Bordes                       Management  For           Voted - For
9   Re-election of Mr Arturo Fernandez                  Management  For           Voted - For
10  Re-election of Mr Rafael Mac Gregor                 Management  For           Voted - For
11  Re-election of Mr Jaime Lomelin                     Management  For           Voted - For
12  Re-election of Ms Maria Asuncion Aramburuzabala     Management  For           Voted - For
13  Re-election of Mr Alejandro Bailleres               Management  For           Voted - For
14  Election of Ms Barbara Garza Laguera                Management  For           Voted - For
15  Election of Mr Jaime Serra                          Management  For           Voted - For
16  Election of Mr Charles Jacobs                       Management  For           Voted - For
17  Re-appointment of Ernst and Young LLP As Auditors   Management  For           Voted - For
18  Authority to Set the Remuneration of the Auditors   Management  For           Voted - For


1267

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
19  Directors' Authority to Allot Shares                 Management  For           Voted - For
20  Authority to Disapply Pre-emption Rights             Management  For           Voted - For
21  Authority for the Company to Purchase Its Own Shares Management  For           Voted - For
22  Notice Period for A General Meeting                  Management  For           Voted - Against
    01 May 2014: Please Note That This is A Revision
    Due to Change in Text of Reso-lution 2. If You Have
    Already Sent in Your Votes, Please Do Not Vote
    Again Unl-ess You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
GOLDEN MINERALS CO
CUSIP: 381119106
Meeting Date: 22-May-14   Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolutions
    Numbers "1.1 to 1.8". Thank You.                     Non-Voting                Non-Voting
1.1 Election of Director: Jeffrey G. Clevenger           Management  For           Voted - For
1.2 Election of Director: W. Durand Eppler               Management  For           Voted - For
1.3 Election of Director: Michael T. Mason               Management  For           Voted - For
1.4 Election of Director: Ian Masterton- Hume            Management  For           Voted - For
1.5 Election of Director: Kevin R. Morano                Management  For           Voted - For
1.6 Election of Director: Terry M. Palmer                Management  For           Voted - For
1.7 Election of Director: Andrew N. Pullar               Management  For           Voted - For
1.8 Election of Director: David H. Watkins               Management  For           Voted - For
2   To Ratify the Selection of Eks&h, Lllp As our
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014             Management  For           Voted - For
3   To Vote to Approve Amendments to the Company's 2009
    Equity Incentive Plan                                Management  For           Voted - For
GOLDEN MINERALS COMPANY
CUSIP: 381119106 TICKER: AUMN
Meeting Date: 22-May-14   Meeting Type: Annual
1.  Director                                             Management
1   Jeffrey G. Clevenger                                 Management  For           Voted - For
2   W. Durand Eppler                                     Management  For           Voted - For
3   Michael T. Mason                                     Management  For           Voted - For
4   Ian Masterton-hume                                   Management  For           Voted - For
5   Kevin R. Morano                                      Management  For           Voted - For
6   Terry M. Palmer                                      Management  For           Voted - For
7   Andrew N. Pullar                                     Management  For           Voted - For
8   David H. Watkins                                     Management  For           Voted - For
2.  To Ratify the Selection of Eks&h, Lllp As our
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014.            Management  For           Voted - For


1268




                           GLOBAL X SILVER MINERS ETF
PROPOSAL                                                 PROPOSED BY   MGT. POSITION REGISTRANT VOTED
3.  To Vote to Approve Amendments to the Company's 2009
    Equity Incentive Plan.                               Management    For           Voted - For
GREAT PANTHER SILVER LIMITED
CUSIP: 39115V101 TICKER: GPL
Meeting Date: 26-Jun-14    Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Six (6).           Management    For           Voted - For
02  Director                                             Management
1   Robert A. Archer                                     Management    For           Voted - For
2   R.W. (bob) Garnett                                   Management    For           Voted - For
3   Kenneth W. Major                                     Management    For           Voted - For
4   John Jennings                                        Management    For           Voted - For
5   W.J. (james) Mullin                                  Management    For           Voted - For
6   Jeffrey R. Mason                                     Management    For           Voted - For
03  Appointment of KPMG LLP, Chartered Accountants As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management    For           Voted - For
04  To Approve the Company's Combined Restricted Share
    Unit and Deferred Share Unit Plan.                   Management    For           Voted - For
HECLA MINING COMPANY
CUSIP: 422704106 TICKER: HL
Meeting Date: 22-May-14    Meeting Type: Annual
1.  Director                                             Management
1   Phillips S. Baker, Jr.                               Management    For           Voted - For
2   Dr. Anthony P. Taylor                                Management    For           Voted - For
2.  Proposal to Ratify and Approve the Selection of Bdo
    Usa, LLP As Independent Auditors of the Company for
    the Calendar Year.                                   Management    For           Voted - For
3.  Advisory Resolution to Approve Executive
    Compensation.                                        Management    For           Voted - For
4.  Approval of Amendments to the Company's Certificate
    of Incorporation and Bylaws to Permit Shareholders
    to Call Special Meetings of Shareholders.            Management    For           Voted - For
HOCHSCHILD MINING PLC, LONDON
CUSIP: G4611M107
Meeting Date: 29-Nov-13    Meeting Type: ExtraOrdinary General Meeting
1   That the Transaction, on the Terms Set Out in the
    Transaction Agreements, be and is Hereby Approved
    and the Directors (or A Committee of the Directors)
    be and are Hereby Authorised to Waive, Amend, Vary
    Or Extend Any of the Terms of the Transaction
    Agreements (provided That Any Such Waivers,


1269




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Amendments, Variations Or Extensions are Not A
    Material Change to the Terms of the Transaction)
    and to Do All Things As They May Consider to be
    Necessary Or Desirable to Implement and Give Effect
    To, Or Otherwise in Connection With, the
    Transaction and Any Matters Incidental to the
    Transaction                                          Management  For           Voted - For
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   To Receive the Audited Accounts of the Company for
    the Year Ended 31 December 2013                      Management  For           Voted - For
2   To Approve the 2013 Directors' Remuneration Report
    (excluding the Directors' Remuneration Policy)       Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy        Management  For           Voted - For
4   To Re-elect Graham Birch As A Director of the
    Company                                              Management  For           Voted - Against
5   To Re-elect Enrico Bombieri As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Jorge Born Jr. As A Director of the
    Company                                              Management  For           Voted - Against
7   To Re-elect Ignacio Bustamante As A Director of the
    Company                                              Management  For           Voted - For
8   To Re-elect Roberto Danino As A Director of the
    Company                                              Management  For           Voted - For
9   To Re-elect Sir Malcolm Field As A Director of the
    Company                                              Management  For           Voted - For
10  To Re-elect Eduardo Hochschild As A Director of the
    Company                                              Management  For           Voted - For
11  To Re-elect Nigel Moore As A Director of the Company Management  For           Voted - For
12  To Re-appoint Ernst & Young LLP As Auditors          Management  For           Voted - For
13  To Authorise the Audit Committee to Set the
    Auditors' Remuneration                               Management  For           Voted - For
14  To Authorise the Directors to Allot Shares           Management  For           Voted - For
15  To Approve the Rules of the Deferred Bonus Plan
    ("dbp") and Authorise the Directors to Establish
    Further Plans for Employees Based Overseas Based on
    the Dbp                                              Management  For           Voted - For
16  To Disapply Statutory Pre-emption Rights             Management  For           Voted - For
17  To Authorise the Company to Make Market Purchases
    of Its Own Shares                                    Management  For           Voted - For
18  To Authorise General Meetings Other Than Annual
    General Meetings to be Called on Not Less Than 14
    Clear Days' Notice                                   Management  For           Voted - Against
    23 Apr 2014: Please Note That This is A Revision
    Due to Modification to Text O-f Resolution 6. If
    You Have Already Sent in Your Votes, Please Do Not
    Vote Aga-in Unless You Decide to Amend Your
    Original Instructions. Thank You                     Non-Voting                Non-Voting


1270




                            GLOBAL X SILVER MINERS ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
INDUSTRIAS PENOLES SAB DE CV
CUSIP: P55409141
Meeting Date: 24-Apr-14     Meeting Type: Annual General Meeting
I.I   In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the Board
      of Directors                                        Management  For           Abstain
I.II  In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the
      General Director, Accompanied by the Opinion of the
      Outside Auditor                                     Management  For           Abstain
I.III In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Individual and
      Consolidated Financial Statements for the 2013
      Fiscal Year                                         Management  For           Abstain
I.IV  In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report Regarding the
      Main Accounting and Information Policies and
      Criteria That Were Followed in the Preparation of
      the Financial Information                           Management  For           Abstain
I.V   In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report from the Audit
      and Corporate Practices Committee                   Management  For           Abstain
I.VI  In Accordance with the Applicable Provisions of the
      General Mercantile Companies Law, the Securities
      Market Law and the Income Tax Law, the
      Presentation, Discussion And, If Deemed
      Appropriate, Approval Of: the Report Regarding the
      Fulfillment of the Tax Obligations of the Company   Management  For           Abstain
II    Resolutions Regarding the Allocation of Results     Management  For           Abstain
III   Resolution Regarding the Amount That Can be
      Allocated to the Purchase of Shares of the Company
      in Accordance with the Terms of That Which is
      Provided for in Article 56, Part IV, of the
      Securities Market Law                               Management  For           Abstain
IV    Election Or, If Deemed Appropriate, Ratification of
      the Members of the Board of Directors,
      Classification of Their Independence in Accordance


1271




                           GLOBAL X SILVER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    with the Terms of the Securities Market Law and the
    Determination of Their Compensation                 Management  For           Abstain
V   Designation Or, If Deemed Appropriate, Ratification
    of the Chairperson of the Audit and Corporate
    Practices Committee                                 Management  For           Abstain
VI  Designation of Special Delegates of the General
    Meeting                                             Management  For           Voted - For
VII Reading And, If Deemed Appropriate, Approval of the
    General Meeting Minutes                             Management  For           Voted - For
MAG SILVER CORP.
CUSIP: 55903Q104 TICKER: MVG
Meeting Date: 24-Jun-14    Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven (7).        Management  For           Voted - For
02  Director                                            Management
1   George N. Paspalas                                  Management  For           Voted - For
2   Jonathan A. Rubenstein                              Management  For           Voted - For
3   Richard M. Colterjohn                               Management  For           Voted - For
4   Derek C. White                                      Management  For           Voted - For
5   Peter D. Barnes                                     Management  For           Voted - For
6   Richard P. Clark                                    Management  For           Voted - For
7   Daniel T. Macinnis                                  Management  For           Voted - For
03  Appointment of Deloitte LLP, Chartered Accountants,
    As the Auditor of the Company for the Ensuing Year
    and Authorizing the Directors to Fix Their
    Remuneration.                                       Management  For           Voted - For
04  To Approve the Second Amended and Restated Stock
    Option Plan, As More Particularly Described in the
    Management Information Circular for the Meeting.    Management  For           Voted - For
05  To Approve the Share Unit Plan, As More
    Particularly Described in the Management
    Information Circular for the Meeting.               Management  For           Voted - For
06  To Approve the Directors' Deferred Share Unit Plan,
    As More Particularly Described in the Management
    Information Circular for the Meeting.               Management  For           Voted - For
MCEWEN MINING INC.
CUSIP: 58039P107 TICKER: MUX
Meeting Date: 15-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Robert R. Mcewen                                    Management  For           Voted - For
2   Michele L. Ashby                                    Management  For           Voted - For
3   Leanne M. Baker                                     Management  For           Voted - For
4   Donald R.m. Quick                                   Management  For           Voted - For
5   Michael L. Stein                                    Management  For           Voted - For
6   Allen V. Ambrose                                    Management  For           Voted - For


1272




                           GLOBAL X SILVER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7   Richard W. Brissenden                               Management  For           Voted - For
8   Gregory P. Fauquier                                 Management  For           Voted - For
2.  Say on Pay - an Advisory Vote on the Approval of
    Compensation of our Named Executive Officers.       Management  For           Voted - For
3.  To Ratify the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
PAN AMERICAN SILVER CORP.
CUSIP: 697900108  TICKER: PAAS
Meeting Date: 08-May-14    Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Ross J. Beaty                                       Management  For           Voted - For
2   Geoffrey A. Burns                                   Management  For           Voted - For
3   Michael L. Carroll                                  Management  For           Voted - For
4   Christopher Noel Dunn                               Management  For           Voted - For
5   Neil De Gelder                                      Management  For           Voted - For
6   Robert P. Pirooz                                    Management  For           Voted - For
7   David C. Press                                      Management  For           Voted - For
8   Walter T. Segsworth                                 Management  For           Voted - For
02  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.            Management  For           Voted - For
03  To Consider And, If Thought Appropriate, to Pass an
    Ordinary Resolution Approving the Corporation's
    Approach to Executive Compensation, the Complete
    Text of Which is Set Out in the Information
    Circular for the Meeting.                           Management  For           Voted - For
POLYMETAL INTERNATIONAL PLC, ST HELIER
CUSIP: G7179S101
Meeting Date: 21-May-14    Meeting Type: Annual General Meeting
1   Accept Financial Statements and Statutory Reports   Management  For           Voted - For
2   Approve Remuneration Report                         Management  For           Voted - For
3   Approve Remuneration Policy                         Management  For           Voted - For
4   Approve Final Dividend                              Management  For           Voted - For
5   Re-elect Bobby Godsell As Director                  Management  For           Voted - For
6   Re-elect Vitaly Nesis As Director                   Management  For           Voted - For
7   Re-elect Konstantin Yanakov As Director             Management  For           Voted - For
8   Re-elect Marina Gronberg As Director                Management  For           Voted - For
9   Re-elect Jean-pascal Duvieusart As Director         Management  For           Voted - For
10  Re-elect Jonathan Best As Director                  Management  For           Voted - For
11  Re-elect Russell Skirrow As Director                Management  For           Voted - For
12  Re-elect Leonard Homeniuk As Director               Management  For           Voted - For
13  Re-appoint Deloitte LLP As Auditors                 Management  For           Voted - For
14  Authorise Board to Fix Remuneration of Auditors     Management  For           Voted - For


1273

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
15  Amend Long-term Incentive Plan                       Management  For           Voted - For
16  Authorise Issue of Equity with Pre- Emptive Rights   Management  For           Voted - For
17  Authorise Issue of Equity Without Pre-emptive Rights Management  For           Voted - For
18  Authorise Market Purchase of Ordinary Shares         Management  For           Voted - For
PRIMERO MINING CORP, VANCOUVER BC
CUSIP: 74164W106
Meeting Date: 27-Feb-14   Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1",
    Abstain is Not A Voting Option on This Meeting       Non-Voting                Non-Voting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details.                                Non-Voting                Non-Voting
1   To Consider, As Same May be Amended And, If Thought
    Advisable, to Pass, with Or Without Amendment, an
    Ordinary Resolution the Full Text of Which is Set
    Forth in Appendix "a" Attached to the Accompanying
    Management Information Circular Dated January 27,
    2014 (the "circular"), to Approve the Issuance of
    Such Number Common Shares of Primero Mining Corp.
    ("primero") As May be Required to be Issued
    Pursuant to the Terms of the Arrangement Under
    Section 192 of the Canada Business Corporations Act
    Involving Primero and Brigus Gold Corp. ("brigus"),
    As More Particularly Described and Set Forth in the
    Circular                                             Management  For           Voted - For
Meeting Date: 08-May-14   Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.9 and 2". Thank You.               Non-Voting                Non-Voting
1.1 Election of Director: Wade Nesmith                   Management  For           Voted - For
1.2 Election of Director: Joseph Conway                  Management  For           Voted - For
1.3 Election of Director: David Demers                   Management  For           Voted - For
1.4 Election of Director: Grant Edey                     Management  For           Voted - For
1.5 Election of Director: Rohan Hazelton                 Management  For           Voted - For
1.6 Election of Director: Eduardo Luna                   Management  For           Voted - For
1.7 Election of Director: Robert Quartermain             Management  For           Voted - For
1.8 Election of Director: Michael Riley                  Management  For           Voted - For
1.9 Election of Director: Brad Marchant                  Management  For           Voted - For
2   To Appoint Deloitte LLP As Auditor of the Company
    to Serve Until the Close of the Next Annual General
    Meeting and to Authorize the Directors to Fix the
    Auditor's Remuneration                               Management  For           Voted - For


1274

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
SCORPIO MINING CORP
CUSIP: 80917V105
Meeting Date: 12-Jun-14    Meeting Type: Annual General Meeting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'abstain' Only-for Resolution Numbers
      "1.1 to 1.7 and 2". Thank You.                      Non-Voting                Non-Voting
1.1   Election of Director: Ewan Mason                    Management  For           Voted - For
1.2   Election of Director: Pierre Lacombe                Management  For           Voted - For
1.3   Election of Director: Peter J. Hawley               Management  For           Voted - For
1.4   Election of Director: Jonathan A. Berg              Management  For           Voted - For
1.5   Election of Director: Thomas Weng                   Management  For           Voted - For
1.6   Election of Director: Thomas Mcgrail                Management  For           Voted - For
1.7   Election of Director: Bradley R. Kipp               Management  For           Voted - For
2     Appointment of Deloitte LLP As Auditors of the
      Corporation for the Ensuing Year and Authorizing
      the Directors to Fix Their Remuneration             Management  For           Voted - For
      30 May 2014: Please Note This is A Contested
      Meeting. This is the Management-slate. Please Note
      You are Not Permitted to Vote on Both Management
      and Opposi-tion. You are Only Required to Vote on
      One Slate.                                          Non-Voting                Non-Voting
      30 May 2014: Please Note That This is A Revision
      Due to Addition of Comment. I-f You Have Already
      Sent in Your Votes, Please Do Not Vote Again Unless
      You Dec-ide to Amend Your Original Instructions.
      Thank You.                                          Non-Voting                Non-Voting
      Please Note This is A Contested Meeting. This is
      the Opposition Slate. Please-note You are Not
      Permitted to Vote on Both Management and
      Opposition. You Are-only Required to Vote on One
      Slate.                                              Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or ' Abstain ' Fo-r Resolutions "1.i to
      1.x and 2".thankyou.                                Non-Voting                Non-Voting
1.I   Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Pierre Lacombe      Shareholder Against       Voted - For
1.II  Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Thomas Mcgrail      Shareholder Against       Voted - For
1.III Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Mark A. Tashkovich  Shareholder Against       Voted - For
1.IV Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Peter J. Hawley     Shareholder Against       Voted - For
1.V   Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: John J. Ellis       Shareholder Against       Voted - For
1.VI Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Joseph M. Keane     Shareholder Against       Voted - For
1.VII Please Note That This Resolution is A Shareholder
      Proposal: Election of Director: Thomas Weng         Shareholder Against       Voted - For
1VIIIPlease Note That This Resolution is A Shareholder
      Proposal: Election of Director: Ewan Mason          Shareholder Against       Voted - For


1275




                         GLOBAL X SILVER MINERS ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.IX Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Jonathan A. Berg     Shareholder Against       Voted - For
1.X Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Bradley R. Kipp      Shareholder Against       Voted - For
2   Please Note That This Resolution is A Shareholder
    Proposal: the Appointment of Deloitte LLP As
    Auditors of Scorpio for the Ensuing Year and
    Authorizing the Directors of Scorpio to Fix Their
    Remuneration                                         Shareholder Against       Voted - For
SILVER STANDARD RESOURCES INC.
CUSIP: 82823L106 TICKER: SSRI
Meeting Date: 09-May-14  Meeting Type: Annual and Special Meeting
01  To Set the Number of Directors at Seven.             Management  For           Voted - For
02  Director                                             Management
1   Peter W. Tomsett                                     Management  For           Voted - For
2   A.E. Michael Anglin                                  Management  For           Voted - For
3   Richard C.campbell, Mbe                              Management  For           Voted - For
4   Gustavo A. Herrero                                   Management  For           Voted - For
5   Richard D. Paterson                                  Management  For           Voted - For
6   Steven P. Reid                                       Management  For           Voted - For
7   John Smith                                           Management  For           Voted - For
03  Appointment of PricewaterhouseCoopers LLP, As
    Auditors of the Company for the Ensuing Year and
    Authorizing the Directors to Fix Their Remuneration. Management  For           Voted - For
04  Resolution to Confirm and Approve Advance Notice
    Policy As Set Out in the Management Information
    Circular for the Meeting.                            Management  For           Voted - For
05  Resolution to Approve the Amended and Restated
    Stock Option Plan As Set Out in the Management
    Information Circular for the Meeting.                Management  For           Voted - For
SILVER WHEATON CORP.
CUSIP: 828336107 TICKER: SLW
Meeting Date: 09-May-14  Meeting Type: Annual and Special Meeting
A   Director                                             Management
1   Lawrence I. Bell                                     Management  For           Voted - For
2   George L. Brack                                      Management  For           Voted - For
3   John A. Brough                                       Management  For           Voted - For
4   R. Peter Gillin                                      Management  For           Voted - For
5   Chantal Gosselin                                     Management  For           Voted - For
6   Douglas M. Holtby                                    Management  For           Voted - For
7   Eduardo Luna                                         Management  For           Voted - For
8   Wade D. Nesmith                                      Management  For           Voted - For
9   Randy V.j. Smallwood                                 Management  For           Voted - For


1276




                        GLOBAL X SILVER MINERS ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
B   In Respect of the Appointment of Deloitte LLP,
    Independent Registered Public Accounting Firm, As
    Auditors of the Company and Authorizing the
    Directors to Fix Their Remuneration;                Management  For           Voted - For
C   A Non-binding Advisory Resolution Accepting the
    Company's Approach to Executive Compensation;       Management  For           Voted - For
D   A Resolution Approving an Amendment to the
    Company's Share Option Plan;                        Management  For           Voted - For
E   A Resolution Confirming the Adoption of A By-law
    Providing for Advance Notice Requirements for the
    Nomination of Directors;                            Management  For           Voted - For
F   A Resolution Confirming the Adoption of Amendments
    to the Existing By- Laws to Increase the Quorum at
    A Meeting of Shareholders from 10% to 25%;          Management  For           Voted - For
G   A Resolution Confirming the Adoption of Amendments
    to the Existing By- Laws to Modernize and Enhance
    Notice and Signature Provisions.                    Management  For           Voted - For
SILVERCORP METALS INC.
CUSIP: 82835P103 TICKER: SVM
Meeting Date: 20-Sep-13 Meeting Type: Annual
01  To Set the Number of Directors at Seven.            Management  For           Voted - For
02  Director                                            Management
1   Rui Feng                                            Management  For           Voted - For
2   Myles Gao                                           Management  For           Voted - For
3   Paul Simpson                                        Management  For           Voted - For
4   David Kong                                          Management  For           Voted - For
5   Yikang Liu                                          Management  For           Vote Withheld
6   Robert Gayton                                       Management  For           Voted - For
7   Earl Drake                                          Management  For           Voted - For
03  Appointment of Deloitte LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration.            Management  For           Voted - For
SILVERCREST MINES INC, VANCOUVER BC
CUSIP: 828365106
Meeting Date: 11-Jun-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.7 and 3". Thank You.              Non-Voting                Non-Voting
1   To Fix the Number of Directors at Seven             Management  For           Voted - For
2.1 Election of Director: Dunham L. Craig               Management  For           Voted - For
2.2 Election of Director: J. Scott Drever               Management  For           Voted - For
2.3 Election of Director: N. Eric Fier                  Management  For           Voted - For
2.4 Election of Director: Ross O. Glanville             Management  For           Voted - For
2.5 Election of Director: Barney Magnusson              Management  For           Voted - For


1277

GLOBAL X SILVER MINERS ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.6  Election of Director: George W. Sanders            Management  For           Voted - For
2.7  Election of Director: Graham C. Thody              Management  For           Voted - For
3    Appointment of Davidson & Company LLP, Chartered
     Accountants As Auditor of the Company for the
     Ensuing Year                                       Management  For           Voted - For
4    To Reconfirm the Company's Shareholder Rights Plan Management  For           Voted - For
TAHOE RESOURCES INC, RENO NV
CUSIP: 873868103
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions "3"
     and 'in Favor' Or 'abstain' Only for
     Resolutions-numbers "1.1 to 1.8 and 2". Thank You. Non-Voting                Non-Voting
1.01 Election of Director: Lorne B. Anderson            Management  For           Voted - For
1.02 Election of Director: John P. Bell                 Management  For           Voted - For
1.03 Election of Director: Tanya M. Jakusconek          Management  For           Voted - For
1.04 Election of Director: C. Kevin Mcarthur            Management  For           Voted - For
1.05 Election of Director: A. Dan Rovig                 Management  For           Voted - For
1.06 Election of Director: Paul B. Sweeney              Management  For           Voted - For
1.07 Election of Director: James S. Voorhees            Management  For           Voted - For
1.08 Election of Director: Kenneth F. Williamson        Management  For           Voted - For
2    Appointment of Deloitte LLP As Auditors of the
     Company for the Ensuing Year                       Management  For           Voted - For
3    To Approve an Ordinary Resolution Approving the
     Continuation and Amendment and Restatement of the
     Company's Shareholder Rights Plan, As More
     Particularly Described in the Information Circular
     for the Meeting                                    Management  For           Voted - For


1278




                        GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ANGIE'S LIST INC.
CUSIP: 034754101 TICKER: ANGI
Meeting Date: 13-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Mark Britto                                         Management  For           Voted - For
2   Michael S. Maurer                                   Management  For           Voted - For
3   Susan E. Thronson                                   Management  For           Voted - For
2.  Ratification of the Appointment of Ernst & Young
    LLP As our Independent Registered Public Accounting
    Firm for 2014.                                      Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of our
    Named Executive Officers.                           Management  For           Voted - For
CHANGYOU.COM LTD
CUSIP: 15911M107 TICKER: CYOU
Meeting Date: 27-Sep-13 Meeting Type: Annual
I1  Election of Director: Charles Zhang                 Management  For           Voted - Against
I2  Election of Director: Tao Wang                      Management  For           Voted - Against
I3  Election of Director: Dave De Yang                  Management  For           Voted - For
I4  Election of Director: Xiao Chen                     Management  For           Voted - For
I5  Election of Director: Charles Sheung Wai Chan       Management  For           Voted - Against
II  To Ratify the Appointment of PricewaterhouseCoopers
    Zhong Tian LLP As the Company's Independent
    Auditors for the Fiscal Year Ending December 31,
    2013.                                               Management  For           Voted - For
Meeting Date: 27-Jun-14 Meeting Type: Annual
I1  Election of Director: Charles Zhang                 Management  For           Voted - Against
I2  Election of Director: Tao Wang                      Management  For           Voted - Against
I3  Election of Director: Dave De Yang                  Management  For           Voted - For
I4  Election of Director: Xiao Chen                     Management  For           Voted - For
I5  Election of Director: Charles Sheung Wai Chan       Management  For           Voted - Against
II  To Ratify the Appointment of PricewaterhouseCoopers
    Zhong Tian LLP As the Company's Independent
    Auditors for the Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For
III To Approve the Changyou.com Limited 2014 Share
    Incentive Plan.                                     Management  For           Voted - For


1279




                          GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
DEMAND MEDIA, INC.
CUSIP: 24802N109 TICKER: DMD
Meeting Date: 12-Jun-14   Meeting Type: Annual
1A  Election of Director: John A. Hawkins               Management  For           Voted - For
1B  Election of Director: Joshua G. James               Management  For           Abstain
1C  Election of Director: Victor E. Parker              Management  For           Voted - For
2   Ratification of the Appointment of
    PricewaterhouseCoopers LLP As Independent
    Registered Public Accountants of Demand Media, Inc.
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
3   Advisory Vote to Approve the Compensation of our
    Named Executive Officers, As Described in the Proxy
    Materials.                                          Management  For           Voted - Against
4   Authorization for the Board of Directors to Effect,
    in Its Discretion, A Reverse Stock Split of the
    Common Stock of Demand Media, Inc., at A Reverse
    Stock Split Ratio of 1-for-5, 1-for-6, 1-for-7,
    1-for-8, 1-for-9, 1-for- 10, 1-for-11, Or 1-for-12,
    As Determined by the Board of Directors.            Management  For           Voted - For
5   Approval of A Corresponding Amendment to Demand
    Media, Inc.'s Amended and Restated Certificate of
    Incorporation to Effect the Reverse Stock Split and
    to Reduce Proportionately the Total Number of
    Shares of Common Stock That Demand Media, Inc. is
    Authorized to Issue, Subject to the Board of
    Directors Authority to Abandon Such Amendment.      Management  For           Voted - For
6   Approval of A One-time Stock Option Adjustment for
    Eligible Stock Options.                             Management  For           Voted - For
DENA CO.,LTD.
CUSIP: J1257N107
Meeting Date: 21-Jun-14   Meeting Type: Annual General Meeting
    Please Reference Meeting Materials.                 Non-Voting                Non-Voting
1   Approve Appropriation of Surplus                    Management  For           Voted - For
2   Appoint A Corporate Auditor                         Management  For           Voted - For
FACEBOOK INC.
CUSIP: 30303M102 TICKER: FB
Meeting Date: 22-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Marc L. Andreessen                                  Management  For           Voted - For
2   Erskine B. Bowles                                   Management  For           Voted - For
3   S.D. Desmond-hellmann                               Management  For           Voted - For
4   Donald E. Graham                                    Management  For           Voted - For


1280




                           GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
5   Reed Hastings                                       Management  For           Voted - For
6   Sheryl K. Sandberg                                  Management  For           Voted - For
7   Peter A. Thiel                                      Management  For           Voted - For
8   Mark Zuckerberg                                     Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    Facebook, Inc.'s Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  A Stockholder Proposal Regarding Change in
    Stockholder Voting.                                 Shareholder Against       Voted - For
4.  A Stockholder Proposal Regarding Lobbying
    Expenditures.                                       Shareholder Against       Voted - For
5.  A Stockholder Proposal Regarding Political
    Contributions.                                      Shareholder Against       Voted - Against
6.  A Stockholder Proposal Regarding Childhood Obesity
    and Food Marketing to Youth.                        Shareholder Against       Voted - Against
7.  A Stockholder Proposal Regarding an Annual
    Sustainability Report.                              Shareholder Against       Voted - Against
GOOGLE INC.
CUSIP: 38259P508 TICKER: GOOG
Meeting Date: 14-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Larry Page                                          Management  For           Voted - For
2   Sergey Brin                                         Management  For           Vote Withheld
3   Eric E. Schmidt                                     Management  For           Voted - For
4   L. John Doerr                                       Management  For           Voted - For
5   Diane B. Greene                                     Management  For           Voted - For
6   John L. Hennessy                                    Management  For           Voted - For
7   Ann Mather                                          Management  For           Voted - For
8   Paul S. Otellini                                    Management  For           Voted - For
9   K. Ram Shriram                                      Management  For           Voted - For
10  Shirley M. Tilghman                                 Management  For           Voted - For
2.  The Ratification of the Appointment of Ernst &
    Young LLP As Google's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  The Approval of 2013 Compensation Awarded to Named
    Executive Officers.                                 Management  For           Voted - Against
4.  A Stockholder Proposal Regarding Equal Shareholder
    Voting, If Properly Presented at the Meeting.       Shareholder Against       Voted - For
5.  A Stockholder Proposal Regarding A Lobbying Report,
    If Properly Presented at the Meeting.               Shareholder Against       Voted - For
6.  A Stockholder Proposal Regarding the Adoption of A
    Majority Vote Standard for the Election of
    Directors, If Properly Presented at the Meeting.    Shareholder Against       Voted - For
7.  A Stockholder Proposal Regarding Tax Policy
    Principles, If Properly Presented at the Meeting.   Shareholder Against       Voted - Against


1281




                               GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.  A Stockholder Proposal Regarding an Independent
    Chairman of the Board Policy, If Properly Presented
    at the Meeting.                                     Shareholder Against       Voted - For
GREE,INC.
CUSIP: J18807107
Meeting Date: 27-Sep-13        Meeting Type: Annual General Meeting
1   Approve Appropriation of Surplus                    Management  For           Voted - For
2   Amend Articles To: Reduce Term of Office of
    Directors to One Year                               Management  For           Voted - For
3.1 Appoint A Director                                  Management  For           Voted - For
3.2 Appoint A Director                                  Management  For           Voted - For
3.3 Appoint A Director                                  Management  For           Voted - For
3.4 Appoint A Director                                  Management  For           Voted - For
GROUPON, INC.
CUSIP: 399473107 TICKER: GRPN
Meeting Date: 20-May-14        Meeting Type: Annual
1.  Director                                            Management
1   Eric Lefkofsky                                      Management  For           Voted - For
2   Peter Barris                                        Management  For           Voted - For
3   Robert Bass                                         Management  For           Voted - For
4   Daniel Henry                                        Management  For           Voted - For
5   Jeffrey Housenbold                                  Management  For           Voted - For
6   Bradley Keywell                                     Management  For           Voted - For
7   Theodore Leonsis                                    Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    the Independent Registered Public Accounting Firm
    of the Company for Fiscal Year 2014.                Management  For           Voted - For
3.  To Approve, on an Advisory Basis, the Compensation
    of our Executive Officers.                          Management  For           Voted - For
4.  To Approve the Amendment to the Groupon, Inc. 2011
    Incentive Plan to Increase the Number of Shares
    Available Under the Plan.                           Management  For           Voted - For
JIVE SOFTWARE INC.
CUSIP: 47760A108 TICKER: JIVE
Meeting Date: 16-May-14        Meeting Type: Annual
1.  Director                                            Management
1   Thomas J. Reilly                                    Management  For           Voted - For
2   C.J. (chuck) Robel                                  Management  For           Voted - For
3   Anthony Zingale                                     Management  For           Voted - For


1282




                        GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  To Ratify the Appointment of KPMG LLP As Jive
    Software's Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
3.  To Consider an Advisory Vote to Approve Named
    Executive Officer Compensation.                     Management  For           Voted - For
LINKEDIN CORPORATION
CUSIP: 53578A108 TICKER: LNKD
Meeting Date: 10-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Reid Hoffman                                        Management  For           Voted - For
2   Stanley J. Meresman                                 Management  For           Voted - For
3   David Sze                                           Management  For           Voted - For
2   Ratification of the Appointment of Deloitte &
    Touche LLP As the Independent Registered Public
    Accountants of Linkedin Corporation for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For
3   Approval of the Adoption of the Linkedin
    Corporation Executive Bonus Compensation Plan for
    Purposes of Section 162(m) of the Internal Revenue
    Code.                                               Management  For           Voted - For
MIXI,INC.
CUSIP: J45993102
Meeting Date: 24-Jun-14 Meeting Type: Annual General Meeting
1.1 Appoint A Director                                  Management  For           Voted - For
1.2 Appoint A Director                                  Management  For           Voted - For
1.3 Appoint A Director                                  Management  For           Voted - For
1.4 Appoint A Director                                  Management  For           Voted - Against
1.5 Appoint A Director                                  Management  For           Voted - For
1.6 Appoint A Director                                  Management  For           Voted - For
1.7 Appoint A Director                                  Management  For           Voted - For
2   Appoint A Corporate Auditor                         Management  For           Voted - For
3   Appoint A Substitute Corporate Auditor              Management  For           Voted - For
NETEASE, INC.
CUSIP: 64110W102 TICKER: NTES
Meeting Date: 05-Sep-13 Meeting Type: Annual
1A  Re-election of Director: William Lei Ding           Management  For           Voted - For
1B  Re-election of Director: Alice Cheng                Management  For           Voted - For
1C  Re-election of Director: Denny Lee                  Management  For           Voted - For
1D  Re-election of Director: Joseph Tong                Management  For           Voted - For
1E  Re-election of Director: Lun Feng                   Management  For           Voted - For


1283




                        GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1F  Re-election of Director: Michael Leung              Management  For           Voted - For
1G  Re-election of Director: Michael Tong               Management  For           Voted - For
2   Appoint PricewaterhouseCoopers Zhong Tian Cpas
    Limited Company As Independent Auditors of Netease,
    Inc. for the Fiscal Year Ending December 31, 2013   Management  For           Voted - For
NEXON CO.,LTD.
CUSIP: J4914X104
Meeting Date: 25-Mar-14 Meeting Type: Annual General Meeting
1.1 Appoint A Director                                  Management  For           Voted - For
1.2 Appoint A Director                                  Management  For           Voted - For
1.3 Appoint A Director                                  Management  For           Voted - For
1.4 Appoint A Director                                  Management  For           Voted - For
1.5 Appoint A Director                                  Management  For           Voted - For
2   Amend the Compensation to be Received by Directors  Management  For           Voted - Against
3   Approve Issuance of Share Acquisition Rights As
    Stock-linked Compensation Type Stock Options for
    Directors and Employees of the Company and the
    Company's Subsidiaries                              Management  For           Voted - For
4   Approve Issuance of Share Acquisition Rights As
    Stock Options for Directors and Employees of the
    Company and the Company's Subsidiaries              Management  For           Voted - For
NUTRISYSTEM, INC.
CUSIP: 67069D108 TICKER: NTRI
Meeting Date: 13-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Robert F. Bernstock                                 Management  For           Voted - For
2   Paul Guyardo                                        Management  For           Voted - For
3   Michael J. Hagan                                    Management  For           Voted - For
4   Jay Herratti                                        Management  For           Voted - For
5   Brian P. Tierney                                    Management  For           Voted - For
6   Andrea M. Weiss                                     Management  For           Voted - For
7   Stephen T. Zarrilli                                 Management  For           Voted - For
8   Dawn M. Zier                                        Management  For           Voted - For
2.  Ratify KPMG LLP As our Independent Registered
    Public Accounting Firm.                             Management  For           Voted - For
3.  Approve Named Executive Officers Compensation.      Management  For           Voted - For
PANDORA MEDIA, INC.
CUSIP: 698354107 TICKER: P
Meeting Date: 04-Jun-14 Meeting Type: Annual
1.  Director                                            Management


1284




                          GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Peter Chernin                                        Management  For           Voted - For
2   Brian Mcandrews                                      Management  For           Voted - For
3   Tim Westergren                                       Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP, As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.        Management  For           Voted - For
3.  To Approve the 2014 Employee Stock Purchase Plan.    Management  For           Voted - For
PCHOME ONLINE INC
CUSIP: Y6801R101
Meeting Date: 24-Jun-14   Meeting Type: Annual General Meeting
    Please Note That in Cases Where the Client
    Instructs Us to Vote Against Any-proposal to be
    Discussed at A Shareholders Meeting and the Voting
    With-respect to Such Proposal is Done by Ballot, We
    Or our Designee Will Fill Out-the Ballot in Respect
    of Such Proposal in Accordance with the
    Clients-instructions. However, If the Voting at the
    Shareholders Meeting is Done By-acclamation, We/our
    Designee Will Not Take Any Action in Respect of
    The-relevant Proposal. Thank You                     Non-Voting                Non-Voting
A.1 The Adoption of Ifrs for the Adjustment of Profit
    Distribution and Special-reserve                     Non-Voting                Non-Voting
A.2 The 2013 Business Operations                         Non-Voting                Non-Voting
A.3 The 2013 Audited Reports                             Non-Voting                Non-Voting
B.1 The 2013 Business Reports and Financial Statements   Management  For           Voted - For
B.2 The 2013 Profit Distribution. Proposed Cash
    Dividend: Twd 3.61334202 Per Share                   Management  For           Voted - For
B.3 The Issuance of New Shares from Retained Earnings.
    Proposed Stock Dividend: 55.58987 for 1,000 Shs Held Management  For           Voted - For
B.4 The Revision to the Articles of Incorporation        Management  For           Voted - For
B.5 The Revision to the Procedures of Asset Acquisition
    Or Disposal                                          Management  For           Voted - For
B.6 Extraordinary Motions                                Management  For           Voted - Against
SINA CORPORATION
CUSIP: G81477104 TICKER: SINA
Meeting Date: 18-Nov-13   Meeting Type: Annual
1.  Re-election of Ter Fung Tsao As A Director of the
    Company.                                             Management  For           Voted - For
2.  Re-election of Yichen Zhang As A Director of the
    Company.                                             Management  For           Voted - For
3.  Ratify the Appointment of PricewaterhouseCoopers
    Zhong Tian LLP As the Independent Auditors of the
    Company.                                             Management  For           Voted - For


1285

GLOBAL X SOCIAL MEDIA INDEX ETF




PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
TENCENT HOLDINGS LTD, GEORGE TOWN
CUSIP: G87572148
Meeting Date: 14-May-14  Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn201404021681.pdf-and-
      Http://www.hkexnews.hk/listedco/listconews/seh
      K/2014/0402/ltn201404021689.pdf                     Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against' For-all Resolutions,
      Abstain is Not A Voting Option on This Meeting      Non-Voting                Non-Voting
1     To Receive and Consider the Audited Financial
      Statements and the Reports of the Directors and
      Auditor for the Year Ended 31 December 2013         Management  For           Voted - For
2     To Declare A Final Dividend                         Management  For           Voted - For
3.i.a To Re-elect Mr Lau Chi Ping Martin As Director      Management  For           Voted - For
3.i.b To Re-elect Mr Charles St Leger Searle As Director  Management  For           Voted - For
3.ii  To Authorise the Board of Directors to Fix the
      Directors' Remuneration                             Management  For           Voted - For
4     To Re-appoint Auditor and to Authorise the Board of
      Directors to Fix Their Remuneration                 Management  For           Voted - For
5     To Grant A General Mandate to the Directors to
      Issue New Shares (ordinary Resolution 5 As Set Out
      in the Notice of the Agm)                           Management  For           Voted - Against
6     To Grant A General Mandate to the Directors to
      Repurchase Shares (ordinary Resolution 6 As Set Out
      in the Notice of the Agm)                           Management  For           Voted - For
7     To Extend the General Mandate to Issue New Shares
      by Adding the Number of Shares Repurchased
      (ordinary Resolution 7 As Set Out in the Notice of
      the Agm)                                            Management  For           Voted - Against
8     To Approve the Share Subdivision (ordinary
      Resolution 8 As Set Out in the Notice of Agm)       Management  For           Voted - For
9     To Adopt the Option Scheme of Riot Games, Inc.
      (ordinary Resolution 9 As Set Out in the Notice of
      Agm)                                                Management  For           Voted - For
10    To Amend the Existing Memorandum of Association and
      Articles of Association and to Adopt the Amended
      and Restated Memorandum of Association and Articles
      of Association (special Resolution 10 As Set Out in
      the Notice of Agm)                                  Management  For           Voted - For
TWITTER, INC.
CUSIP: 90184L102 TICKER: TWTR
Meeting Date: 21-May-14  Meeting Type: Annual
1.    Director                                            Management
1     Richard Costolo                                     Management  For           Voted - For


1286




                        GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Peter Fenton                                        Management  For           Voted - For
3   Marjorie Scardino                                   Management  For           Voted - For
2.  Ratification of the Appointment of
    PricewaterhouseCoopers LLP As the Company's
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014.           Management  For           Voted - For
UNITED ONLINE, INC.
CUSIP: 911268100 TICKER: UNTD
Meeting Date: 05-Sep-13 Meeting Type: Special
1.  Authorization for the Board of Directors to Effect,
    in Its Discretion, A Reverse Stock Split of the
    Common Stock of United Online, Inc., at A Reverse
    Stock Split Ratio of 1-for-3, 1-for-4, 1-for-5,
    1-for-6, Or 1-for-7, As Determined by the Board of
    Directors.                                          Management  For           Voted - For
2.  Approval of A Corresponding Amendment to United
    Online, Inc.'s Amended and Restated Certificate of
    Incorporation to Effect the Reverse Stock Split and
    to Reduce Proportionately the Total Number of
    Shares of Common Stock That United Online, Inc. is
    Authorized to Issue, Subject to the Board of
    Directors' Authority to Abandon Such Amendment.     Management  For           Voted - For
3.  Approval of the Adoption and Implementation of the
    United Online, Inc. 2010 Employee Stock Purchase
    Plan.                                               Management  For           Voted - For
UNITED ONLINE, INC.
CUSIP: 911268209 TICKER: UNTD
Meeting Date: 12-Jun-14 Meeting Type: Annual
1A. Election of Director: Francis Lobo                  Management  For           Voted - For
1B. Election of Director: Howard G. Phanstiel           Management  For           Voted - For
1C. Election of Director: Dr. Carol A. Scott, Phd       Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As the Company's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  To Approve an Advisory Resolution Regarding the
    Compensation of the Company's Named Executive
    Officers.                                           Management  For           Voted - Against


1287

GLOBAL X SOCIAL MEDIA INDEX ETF




PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
XING AG, HAMBURG
CUSIP: D9829E105
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
Please Note That by Judgement of Olg Cologne
Rendered on June 6, 2012, Any Sha-reholder Who
Holds an Aggregate Total of 3 Percent Or More of
the Outstanding-share Capital Must Register Under
Their Beneficial Owner Details Before the
Ap-propriate Deadline to be Able to Vote. Failure
to Comply with the Declaration-requirements As
Stipulated in Section 21 of the Securities Trade
Act (wphg) Ma-y Prevent the Shareholder from Voting
at the General Meetings. Therefore, Your-custodian
May Request That We Register Beneficial Owner Data
for All Voted Ac-counts with the Respective Sub
Custodian. If You Require Further Information W-
Hether Or Not Such Bo Registration Will be
Conducted for Your Custodians Accou-nts, Please
Contact Your Csr.                                   Non-Voting                Non-Voting
The Sub Custodians Have Advised That Voted Shares
are Not Blocked for Trading-purposes I.e. They are
Only Unavailable for Settlement. Registered Shares
Will-be Deregistered at the Deregistration Date by
the Sub Custodians. in Order To-deliver/settle A
Voted Position Before the Deregistration Date A
Voting Instr-uction Cancellation and
De-registration Request Needs to be Sent to Your
Csr O-r Custodian. Please Contact Your Csr for
Further Information.                                Non-Voting                Non-Voting
The Vote/registration Deadline As Displayed on
Proxyedge is Subject to Change-and Will be Updated
As Soon As Broadridge Receives Confirmation from
the Sub C-ustodians Regarding Their Instruction
Deadline. for Any Queries Please Contact-your
Client Services Representative.                     Non-Voting                Non-Voting
According to German Law, in Case of Specific
Conflicts of Interest in Connecti-on with Specific
Items of the Agenda for the General Meeting You are
Not Entit-led to Exercise Your Voting Rights.
Further, Your Voting Right Might be Exclud-ed When
Your Share in Voting Rights Has Reached Certain
Thresholds and You                                  Non-Voting                Non-Voting
Hav-e Not Complied with Any of Your Mandatory
Voting Rights Notifications Pursuant-to the German
Securities Trading Act (whpg). for Questions in
This Regard Ple-ase Contact Your Client Service
Representative for Clarification. If You Do No-t
Have Any Indication Regarding Such Conflict of
Interest, Or Another Exclusio-n from Voting, Please
Submit Your Vote As Usual. Thank You.                                         Non-Voting
Counter Proposals May be Submitted Until 08 May
2014. Further Information on C-ounter Proposals Can


1288




                        GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    be Found Directly on the Issuer's Website (please
    Refer T-o the Material Url Section of the
    Application). If You Wish to Act on These It-ems,
    You Will Need to Request A Meeting Attend and Vote
    Your Shares Directly A-t the Company's Meeting.
    Counter Proposals Cannot be Reflected in the Ballot
    O-n Proxyedge.                                      Non-Voting                Non-Voting
1.  Receive Financial Statements and Statutory Reports
    for Fiscal 2013                                     Non-Voting                Non-Voting
2.  Approve Allocation of Income and Dividends of Eur
    0.62 Per Share and Special Dividends of Eur 3.58
    Per Share                                           Management  For           Voted - For
3.  Approve Discharge of Management Board for Fiscal
    2013                                                Management  For           Voted - For
4.  Approve Discharge of Supervisory Board for Fiscal
    2013                                                Management  For           Voted - For
5.  Ratify PricewaterhouseCoopers Ag As Auditors for
    Fiscal 2014                                         Management  For           Voted - For
6.  Elect Sabine Bendiek to the Supervisory Board       Management  For           Voted - For
7.  Amend Articles Re Supervisory Board Remuneration    Management  For           Voted - For
8.  Approve Creation of Eur 2.8 Million Pool of Capital
    with Partial Exclusion of Preemptive Rights         Management  For           Voted - Against
9.  Approve Cancellation of Capital Authorizations      Management  For           Voted - For
10. Approve Issuance of Warrants/bonds with Warrants
    Attached/convertible Bonds Without Preemptive
    Rights Up to Aggregate Nominal Amount of Eur200
    Million Approve Creation of Eur 1.1 Million Pool of
    Capital to Guarantee Conversion Rights              Management  For           Voted - Against
11. Authorize Share Repurchase Program and Reissuance
    Or Cancellation of Repurchased Shares               Management  For           Voted - For
YANDEX NV
CUSIP: N97284108 TICKER: YNDX
Meeting Date: 21-May-14 Meeting Type: Annual
1.  Approval of 2013 Annual Statutory Accounts of the
    Company.                                            Management  For           Voted - For
2.  Addition of 2013 Profits of the Company to Retained
    Earnings.                                           Management  For           Voted - For
3.  Granting Discharge to the Directors for Their
    Management During the Past Financial Year.          Management  For           Voted - For
4.  Proposal to Appoint Herman Gref As A Non-executive
    Member of the Board of Directors with Effect from
    May 21, 2014.                                       Management  For           Voted - For
5.  Proposal to Re-appoint Arkady Volozh As an
    Executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
6.  Proposal to Re-appoint Alfred Fenaughty As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For


1289




                          GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
7.  Proposal to Re-appoint Elena IVashenseva As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
8.  Proposal to Re-appoint Rogier Rijnja As A
    Non-executive Member of the Board of Directors with
    Effect from May 21, 2014.                           Management  For           Voted - For
9.  Authorization to Cancel the Company's Outstanding
    Class C Shares.                                     Management  For           Voted - For
10. Amendment of Company's Articles of Association to
    Reduce Number of Authorized Shares and Execute the
    Notorial Deed of Amendment.                         Management  For           Voted - For
11. Amendment of Equity Incentive Plan.                 Management  For           Voted - For
12. Appointment of the External Auditor of the
    Company's Consolidated Financial Statements and
    Statutory Accounts.                                 Management  For           Voted - For
13. Authorization to Issue Ordinary Shares and
    Preferences Shares.                                 Management  For           Voted - Against
14. Authorization to Exclude Pre-emptive Rights.        Management  For           Voted - Against
15. Authorization of the Board to Acquire Shares in the
    Company.                                            Management  For           Voted - Against
YELP INC.
CUSIP: 985817105 TICKER: YELP
Meeting Date: 21-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Diane Irvine                                        Management  For           Voted - For
2   Max Levchin                                         Management  For           Voted - For
3   Mariam Naficy                                       Management  For           Voted - For
2.  To Ratify the Selection of Deloitte & Touche LLP As
    Yelp's Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
3.  To Approve, on an Advisory Basis, the Compensation
    of Yelp's Named Executive Officers, As Disclosed in
    the Accompanying Proxy Statement.                   Management  For           Voted - For
ZYNGA INC.
CUSIP: 98986T108 TICKER: ZNGA
Meeting Date: 11-Jun-14   Meeting Type: Annual
01  Director                                            Management
1   Mark Pincus                                         Management  For           Vote Withheld
2   Don A. Mattrick                                     Management  For           Vote Withheld
3   L. John Doerr                                       Management  For           Vote Withheld
4   William "bing" Gordon                               Management  For           Vote Withheld
5   Stanley J. Meresman                                 Management  For           Voted - For
6   Sunil Paul                                          Management  For           Voted - For
7   Ellen Siminoff                                      Management  For           Voted - For


1290




    GLOBAL X SOCIAL MEDIA INDEX ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
02  To Approve an Amendment to the Company's
    Certificate of Incorporation to Decrease the Number
    of Authorized Shares of the Company's Class B
    Common Stock from 900,000,000 to 200,000,000
    Shares, and A Corresponding Increase to the Number
    of Authorized Shares of the Company's Class A
    Common Stock from 1,100,000,000 to 1,800,000,000
    Shares.                                             Management  For           Voted - For
03  To Approve, on an Advisory Basis, the Compensation
    of the Company's Named Executive Officers.          Management  For           Voted - Against
04  To Ratify the Selection of Ernst & Young LLP As the
    Independent Registered Public Accounting Firm of
    the Company for Its Fiscal Year Ending December 31,
    2014.                                               Management  For           Voted - For


1291

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ABACUS PROPERTY GROUP
CUSIP: Q0015N187
Meeting Date: 14-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (2 and 4), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
    Please Note That the Resolution Numbers 2 and 3
    Pertains to Company                                  Non-Voting                Non-Voting
2   Adoption of Remuneration Report                      Management  For           Voted - Against
3   Re-election of Mr John Thame                         Management  For           Voted - For
    Please Note That the Resolution Number 4 Pertains
    to Company and Trust                                 Non-Voting                Non-Voting
4   Grant of Security Acquisition Rights to the
    Managing Director Under the Deferred Security
    Acquisition Rights Plan                              Management  For           Voted - For
5   Consolidation for Capital Reallocation - Abacus
    Group Holdings Limited                               Management  For           Voted - For
ADMIRAL GROUP PLC, CARDIFF
CUSIP: G0110T106
Meeting Date: 09-Apr-14  Meeting Type: Annual General Meeting
1   To Receive the Financial Statements and the Reports
    of the Directors and the Auditors                    Management  For           Voted - For
2   To Approve the Directors' Remuneration Report        Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy        Management  For           Voted - For
4   To Declare the Final Dividend on the Ordinary
    Shares of the Company                                Management  For           Voted - For
5   To Elect Jean Park (non-executive Director) As A
    Director of the Company                              Management  For           Voted - For
6   To Re-elect Alastair Lyons (non-executive Director)
    As A Director and Chairman of the Company            Management  For           Voted - For
7   To Re-elect Henry Engelhardt (executive Director)
    As A Director of the Company                         Management  For           Voted - For
8   To Re-elect David Stevens (executive Director) As A
    Director of the Company                              Management  For           Voted - For


1292




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   To Re-elect Kevin Chidwick (executive Director) As
    A Director of the Company                           Management  For           Voted - For
10  To Re-elect Margaret Johnson (non-executive
    Director) As A Director of the Company              Management  For           Voted - For
11  To Re-elect Lucy Kellaway (non-executive Director)
    As A Director of the Company                        Management  For           Voted - For
12  To Re-elect Manfred Aldag (non-executive Director)
    As A Director of the Company                        Management  For           Voted - For
13  To Re-elect Colin Holmes (non-executive Director)
    As A Director of the Company                        Management  For           Voted - For
14  To Re-elect Roger Abravanel (non-executive
    Director) As A Director of the Company              Management  For           Voted - For
15  To Re-elect Annette Court (non-executive Director)
    As A Director of the Company                        Management  For           Voted - For
16  To Appoint KPMG LLP As Auditors of the Company      Management  For           Voted - For
17  To Authorise the Directors to Determine the
    Remuneration of KPMG LLP                            Management  For           Voted - For
18  To Authorise the Directors to Allot Relevant
    Securities                                          Management  For           Voted - For
19  To Dis-apply Statutory Pre-emption Rights           Management  For           Voted - For
20  To Authorise the Company to Make Market Purchases   Management  For           Voted - For
21  To Authorise the Directors to Convene A General
    Meeting with Not Less Than 14 Days Clear Notice     Management  For           Voted - Against
AES TIETE SA, SAO PAULO
CUSIP: P4991B101
Meeting Date: 12-Jul-13 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item "iii" Only.-thank You.                 Non-Voting                Non-Voting
I   To Replace an Alternate Member of the Board of
    Directors                                           Non-Voting                Non-Voting


1293




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
II  To Increase the Number of Members of the Fiscal
    Council That is Currently In-operation to Five Full
    Members and Their Respective Alternates             Non-Voting                Non-Voting
III To Elect One Full Member and His Or Her Respective
    Alternate to the Fiscal Council in Separate Voting
    by the Shareholders Who Own Preferred Shares        Management  For           Abstain
IV  To Elect One Full Member and His Or Her Respective
    Alternate to the Fiscal-council                     Non-Voting                Non-Voting
Meeting Date: 25-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That the Preferred Shareholders Can
    Vote on Item IV and Vi Only.-thank You.             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Shareholders Submitting A Vote to
    Elect A Member Must-include the Name of the
    Candidate to be Elected. If Instructions to Vote
    On-this Item is Received Without A Candidate's
    Name, Your Vote Will be Processed-in Favor Or
    Against of the Default Company's Candidate. Thank
    You.                                                Non-Voting                Non-Voting
I   Accounts from the Executive Committee, the
    Financial Statements And-corresponding Explanatory
    Notes, the Report from the Independent Auditors
    And-the Annual Report from Management in Regard to
    the Fiscal Year That Ended On-december 31, 2013     Non-Voting                Non-Voting
II  Allocation of the Results of the Company for the
    Fiscal Year That Ended On-december 31, 2013         Non-Voting                Non-Voting
III Establishment of the Number of Members of the Board
    of Directors                                        Non-Voting                Non-Voting
IV  Election of the Members of the Board of Directors   Management  For           Voted - For
V   Establishment of the Number of Members of the
    Fiscal Council                                      Non-Voting                Non-Voting
VI  Election of the Members of the Fiscal Council       Management  For           Abstain
AMERICAN CAP MTG INVT CORP
CUSIP: 02504A104 TICKER: MTGE
Meeting Date: 22-Apr-14 Meeting Type: Annual
1.  Director                                            Management
1   Robert M. Couch                                     Management  For           Voted - For
2   Morris A. Davis                                     Management  For           Voted - For


1294

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Randy E. Dobbs                                       Management  For           Voted - For
4   Larry K. Harvey                                      Management  For           Voted - For
5   Prue B. Larocca                                      Management  For           Voted - For
6   Alvin N. Puryear                                     Management  For           Voted - For
7   Malon Wilkus                                         Management  For           Voted - For
8   John R. Erickson                                     Management  For           Voted - For
9   Samuel A. Flax                                       Management  For           Voted - For
2.  To Approve an Amendment to the American Capital
    Mortgage Investment Corp. Equity Incentive Plan.     Management  For           Voted - For
3.  Ratification of Appointment of Ernst & Young LLP As
    our Independent Public Accountant for the Year
    Ending December 31, 2014.                            Management  For           Voted - For
AMLIN PLC, LONDON
CUSIP: G0334Q177
Meeting Date: 22-May-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Company's Accounts for the
    Year Ended 31 December 2013 and the Reports of the
    Directors and Auditors Thereon                       Management  For           Voted - For
2   To Approve the Directors' Remuneration Report
    Contained in the Annual Report                       Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy As
    Set Out in the Remuneration Report                   Management  For           Voted - For
4   To Declare A Final Dividend of 18.2p Per Ordinary
    Share                                                Management  For           Voted - For
5   To Re-elect Mr S C W Beale As A Director             Management  For           Voted - For
6   To Re-elect Mr B D Carpenter As A Director           Management  For           Voted - For
7   To Re-elect Ms J Chakraverty As A Director           Management  For           Voted - For
8   To Re-elect Mr R H Davey As A Director               Management  For           Voted - For
9   To Re-elect Mr M D Feinstein As A Director           Management  For           Voted - For
10  To Re-elect Mr R A Hextall As A Director             Management  For           Voted - For
11  To Re-elect Mrs S C R Jemmett-page As A Director     Management  For           Voted - For
12  To Re-elect Mr C E L Philipps As A Director          Management  For           Voted - For
13  To Re-elect Sir Mark Wrightson As A Director         Management  For           Voted - For
14  To Re-appoint PricewaterhouseCoopers LLP As Auditors Management  For           Voted - For
15  To Authorise the Audit Committee to Determine the
    Remuneration of the Auditors                         Management  For           Voted - For
16  To Authorise the Company to Make Political Donations Management  For           Voted - For
17  To Authorise the Directors to Allot Shares           Management  For           Voted - For
18  To Grant the Directors Authority to Disapply
    Pre-emption Rights                                   Management  For           Voted - For
19  To Authorise the Company to Make Market Purchases
    of the Company's Own Shares                          Management  For           Voted - For
20  To Call General Meetings (other Than an Annual
    General Meeting) on Not Less Than 14 Clear Days'
    Notice                                               Management  For           Voted - Against


1295

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
APA GROUP
CUSIP: Q0437B100
Meeting Date: 24-Oct-13       Meeting Type: Annual General Meeting
1   Nomination of Steven Crane for Re-election As A
    Director                                            Management  For           Voted - For
2   Nomination of John Fletcher for Re-election As A
    Director                                            Management  For           Voted - For
3   Proposed Amendments to the Constitution of
    Australian Pipeline Trust                           Management  For           Voted - For
4   Proposed Amendments to the Constitution of Apt
    Investment Trust                                    Management  For           Voted - For
APOLLO COMMERCIAL REAL ESTATE FINANCE
CUSIP: 03762U105 TICKER: ARI
Meeting Date: 29-Apr-14       Meeting Type: Annual
1.  Director                                            Management
1   Joseph F. Azrack                                    Management  For           Voted - For
2   Mark C. Biderman                                    Management  For           Voted - For
3   Robert A. Kasdin                                    Management  For           Voted - For
4   Eric L. Press                                       Management  For           Voted - For
5   Scott S. Prince                                     Management  For           Voted - For
6   Stuart A. Rothstein                                 Management  For           Voted - For
7   Michael E. Salvati                                  Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As Apollo Commercial Real Estate
    Finance, Inc.'s Independent Registered Public
    Accounting Firm for the 2014 Fiscal Year.           Management  For           Voted - For
3.  Approval, on an Advisory Basis, of the Compensation
    of Apollo Commercial Real Estate Finance, Inc.'s
    Named Executive Officers, As More Fully Described
    in the 2014 Proxy Statement.                        Management  For           Voted - For
ARMOUR RESIDENTIAL REIT, INC
CUSIP: 042315101 TICKER: ARR
Meeting Date: 08-May-14       Meeting Type: Annual
1   Director                                            Management
1   Scott J. Ulm                                        Management  For           Voted - For
2   Jeffrey J. Zimmer                                   Management  For           Voted - For
3   Daniel C. Staton                                    Management  For           Voted - For
4   Marc H. Bell                                        Management  For           Voted - For
5   Carolyn Downey                                      Management  For           Voted - For
6   Thomas K. Guba                                      Management  For           Voted - For
7   Robert C. Hain                                      Management  For           Voted - For


1296

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   John P. Hollihan, III                               Management  For           Voted - For
9   Stewart J. Paperin                                  Management  For           Voted - For
2   To Approve an Amendment to Armour's Amended and
    Restated 2009 Stock Incentive Plan to Increase the
    Aggregate Number of Shares of Common Stock
    Authorized for Issuance Thereunder from 2,000,000
    Shares to 15,000,000 Shares.                        Management  For           Voted - For
3   To Ratify the Appointment of Deloitte & Touche LLP
    As Armour's Independent Registered Certified Public
    Accountants for Fiscal Year 2014.                   Management  For           Voted - For
ASCENDAS REAL ESTATE INVESTMENT TRUST
CUSIP: Y0205X103
Meeting Date: 30-Jun-14   Meeting Type: Annual General Meeting
1   To Receive and Adopt the Report of Hsbc
    Institutional Trust Services (singapore) Limited
    (as Trustee of A- Reit) (the "trustee"), the
    Statement by Ascendas Funds Management (s) Limited
    (as Manager of A-reit) (the "manager"), and the
    Audited Financial Statements of Areit for the
    Financial Year Ended 31 March 2014 and the
    Auditors' Report Thereon                            Management  For           Voted - For
2   To Re-appoint KPMG LLP As Auditors of A-reit to
    Hold Office Until the Conclusion of the Next Agm of
    A-reit, and to Authorise the Manager to Fix Their
    Remuneration                                        Management  For           Voted - For
3   That Authority be and is Hereby Given to the
    Manager, To: (a) (i) Issue Units in A-reit
    ("units") Whether by Way of Rights, Bonus Or
    Otherwise; And/or (ii) Make Or Grant Offers,
    Agreements Or Options (collectively, "instruments")
    That Might Or Would Require Units to be Issued,
    Including But Not Limited to the Creation and Issue
    of (as Well As Adjustments To) Securities,
    Warrants, Debentures Or Other Instruments
    Convertible Into Units, at Any Time and Upon Such
    Terms and Conditions and for Such Purposes and to
    Such Persons As the Manager May in Its Absolute
    Discretion Deem Fit; and (b) Issue Units in
    Pursuance of Any Instrument Made Or Granted by the
    Manager While This Resolution Was in Force
    (notwithstanding That the Authority Conferred by
    This Resolution May Have Ceased to be in Force at
    the Time Such Units are Issued), Contd              Management  For           Voted - For
    Contd Provided That: (a) the Aggregate Number of
    Units to be Issued Pursuant-to This Resolution
    (including Units to be Issued in Pursuance of
    Instruments-made Or Granted Pursuant to This
    Resolution) Shall Not Exceed Fifty Per Cent.-(50%)
    of the Total Number of Issued Units (excluding
    Treasury Units, If Any)-(as Calculated in
    Accordance with Sub-paragraph (b) Below), of Which


1297




GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
The-aggregate Number of Units to be Issued Other
Than on A Pro Rata Basis To- Unitholders Shall Not
Exceed Twenty                                       Non-Voting                Non-Voting
Per Cent. (20%) of the Total Number Of-issued Units
(excluding Treasury Units, If Any) (as Calculated
in Accordance-with Sub-paragraph (b) Below); (b)
Subject to Such Manner of Calculation As-may be
Prescribed by Singapore Exchange Securities Trading
Limited (the-"sgx-st") for the Purpose of
Determining the Aggregate Number of Units That-
Contd                                                                         Non-Voting
Contd May be Issued Under Sub- Paragraph (a) Above,
the Total Number of Issued-units (excluding
Treasury Units, If Any) Shall be Based on the
Number Of-issued Units (excluding Treasury Units,
If Any) at the Time This Resolution-is Passed,
After Adjusting For: (a) Any New Units Arising from
the Conversion-or Exercise of Any Instruments Which
are Outstanding at the Time This- Resolution is
Passed; and (b) Any Subsequent Bonus Issue,
Consolidation Or-subdivision of Units; (c) in
Exercising the Authority Conferred by
This-resolution, the Manager Shall Comply with the
Provisions of the Listing-manual of the Sgx-st for
the Time Being in Force (unless Such Compliance
Has-been Waived by the Sgx-st) and the Trust Deed
Constituting A-reit (as-amended) (the "trust Deed")
for the Time Being in Force (unless
Otherwise-exempted Or Contd                         Non-Voting                Non-Voting
Contd Waived by the Monetary Authority of
Singapore); (d) (unless Revoked Or-varied by the
Unitholders in A General Meeting) the Authority
Conferred By-this Resolution Shall Continue in
Force Until (i) the Conclusion of the Next- Agm of
A-reit Or (ii) the Date by Which the Next Agm of
A-reit is Required By- Applicable Regulations to be
Held, Whichever is Earlier; (e) Where the Terms-of
the Issue of the Instruments Provide for Adjustment
to the Number Of-instruments Or Units Into Which
the Instruments May be Converted, in The-event of
Rights, Bonus Or Other Capitalisation Issues Or Any
Other Events,-the Manager is Authorised to Issue
Additional Instruments Or Units Pursuant-to Such
Adjustment Notwithstanding That the Authority
Conferred by This-resolution May Have Ceased to be
in Force at the Time the Instruments Or-units Contd Non-Voting                Non-Voting
Contd are Issued; and (f) the Manager and the
Trustee be and are Hereby- Severally Authorised to
Complete and Do All Such Acts and Things
(including-executing All Such Documents As May be
Required) As the Manager Or, As The-case May Be,
the Trustee May Consider Expedient Or Necessary Or
in The-interest of A- Reit to Give Effect to the
Authority Conferred by This-resolution              Non-Voting                Non-Voting


1298




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
ASTRAZENECA PLC, LONDON
CUSIP: G0593M107
Meeting Date: 24-Apr-14  Meeting Type: Annual General Meeting
1   To Receive the Companys Accounts and the Reports of
    the Directors and Auditor for the Year Ended 31
    December 2013                                        Management  For           Voted - For
2   To Confirm Dividends                                 Management  For           Voted - For
3   To Appoint KPMG LLP London As Auditor                Management  For           Voted - For
4   To Authorise the Directors to Agree the
    Remuneration of the Auditor                          Management  For           Voted - For
5A  To Elect Or Re-elect Leif Johansson As A Director    Management  For           Voted - For
5B  To Elect Or Re-elect Pascal Soriot As A Director     Management  For           Voted - For
5C  To Elect Or Re-elect Marc Dunoyer As A Director      Management  For           Voted - For
5D  To Elect Or Re-elect Genevieve Berger As A Director  Management  For           Voted - For
5E  To Elect Or Re-elect Bruce Burlington As A Director  Management  For           Voted - For
5F  To Elect Or Re-elect Ann Cairns As A Director        Management  For           Voted - For
5G  To Elect Or Re-elect Graham Chipchase As A Director  Management  For           Voted - For
5H  To Elect Or Re-elect Jean-philippe Courtois As A
    Director                                             Management  For           Voted - Against
5I  To Elect Or Re-elect Rudy Markham As A Director      Management  For           Voted - For
5J  To Elect Or Re-elect Nancy Rothwell As A Director    Management  For           Voted - For
5K  To Elect Or Re-elect Shriti Vadera As A Director     Management  For           Voted - For
5L  To Elect Or Re-elect John Varley As A Director       Management  For           Voted - For
5M  To Elect Or Re-elect Marcus Wallenberg As A Director Management  For           Voted - For
6   To Approve the Annual Report on Remuneration for
    the Year Ended 31 December 2013                      Management  For           Voted - For
7   To Approve the Directors Remuneration Policy         Management  For           Voted - For
8   To Authorise Limited Eu Political Donations          Management  For           Voted - For
9   To Authorise the Directors to Allot Shares           Management  For           Voted - For
10  To Authorise the Directors to Disapply Pre- Emption
    Rights                                               Management  For           Voted - For
11  To Authorise the Company to Purchase Its Own Shares  Management  For           Voted - For
12  To Reduce the Notice Period for General Meetings     Management  For           Voted - Against
13  To Approve the Astrazeneca 2014 Performance Share
    Plan                                                 Management  For           Voted - For
ASX LIMITED
CUSIP: Q0604U105
Meeting Date: 25-Sep-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 4 and 5 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposals Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by


1299




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on Proposals (4 and 5), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposals and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
3.a Re-election of Director, Shane Finemore             Management  For           Voted - For
3.b Election of Director, Dr Ken Henry Ac               Management  For           Voted - For
4   Approve Grant of 2013 Performance Rights to Md and
    Ceo, Mr Elmer Funke Kupper, Under Lti Plan          Management  For           Voted - For
5   Remuneration Report                                 Management  For           Voted - For
    Please Note That the Resolution 3.a Regarding
    Re-election of Director is Withd-rawn from This
    Meeting. Thank You                                  Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Receipt
    of Additional Comment. If Y-ou Have Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
BANCO DO BRASIL SA BB BRASIL, BRASILIA
CUSIP: P11427112
Meeting Date: 29-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
I   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements and the Accounting Statements
    Accompanied by the Independent Auditors Report
    Regarding the Fiscal Year Ending on December 31,
    2013                                                Management  For           Voted - For
II  To Deliberate on the Distribution of the Fiscal
    Years Net Profits and Distribution of Dividends     Management  For           Voted - For
III To Elect Members of the Fiscal Council: Votes in
    Groups of Candidates Only. Candidates Nominated by
    the Controller: 3.a Paulo Jose Dos Reis Souza,
    Titular, Edelcio De Oliveira, Substitute, Marcos
    Machado Guimaraes, Titular, Danielle Ayres
    Delduque, Substitute, Aldo Cesar Martins Braido,
    Titular, Luiz Fernando Juca Filho, Substitute. Only
    to Ordinary Shareholders. Votes in Individual Names
    Allowed. Candidates Nominated by Minority Ordinary


1300




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Shareholders: 3.b Marcos De Andrade Reis Villela,
    Titular, Carlos Roberto De Albuquerque Sa,
    Substitute, 3.c Augusto Carneiro De Oliveira Filho,
    Titular, Eduardo Georges Chehab, Substitute. Only
    to Ordinary Shareholders                            Management    For           Abstain
IV  To Set the Members of Fiscal Council Remuneration   Management    For           Voted - For
V   To Set the Global Remuneration of the Company
    Directors                                           Management    For           Voted - For
    Please Note That Common Shareholders Submitting A
    Vote to Elect A Member From-the List Provided Must
    Include the Candidates Name in the Vote
    Instruction.-however We Cannot Do This Through the
    Proxyedge Platform. in Order to Submit-a Vote to
    Elect A Candidate, Clients Must Contact Their Csr
    to Include The- Name of the Candidate to be
    Elected. If Instructions to Vote on This Item
    Are-received Without A Candidate's Name, Your Vote
    Will be Processed in Favour Or-against the Default
    Companies Candidate. Thank You                      Non-Voting                  Non-Voting
    10 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Directors N-ames Under Resolution
    III. If You Have Already Sent in Your Votes, Please
    Do N-ot Return This Proxy Form Unless You Decide to
    Amend Your Original Instruction-s. Thank You.       Non-Voting                  Non-Voting
Meeting Date: 29-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
I   Bylaws Amendment Relative to the Prohibition
    Against the Same Person Holding the Positions of
    Chairperson and Vice Chairperson of the Board of
    Directors and Serving As President of Banco Do
    Brasil                                              Management    For           Voted - For
II  The Exclusion of Article 51 from the Corporate
    Bylaws                                              Management    For           Voted - For
III Ratification of the Paulo Rogerio Caffarelli As A
    Member of the Board of Directors to Serve Out the
    2013 Through 2015 Term in Office. Votes in Groups
    of Candidates Only. Candidates Nominated by the
    Controller: 3.a Paulo Rogerio Caffarelli. Only to
    Ordinary Shareholders                               Management    For           Voted - For
    11 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Name for Re-solution No. III. If
    You Have Already Sent in Your Votes, Please Do Not


1301




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Return-this Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank-you.              Non-Voting                Non-Voting
BANK OF QUEENSLAND LTD, BRISBANE QLD
CUSIP: Q12764116
Meeting Date: 27-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3 to 9 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
2a  Re-election of Steve Crane As A Director            Management  For           Voted - For
2b  Re-election of David Willis As A Director           Management  For           Voted - For
2c  Election of Neil Berkett As A Director              Management  For           Voted - For
3   Ratification of Issue of Ordinary Shares -
    Acquisition of Virgin Money                         Management  For           Voted - For
4   Approval of Future Issues of Shares Under the Boq
    Employee Share Plan                                 Management  For           Voted - For
5   Approval of Future Issues of Shares Under the Boq
    Restricted Share Plan                               Management  For           Voted - For
6   Approval of Issue of Restricted Shares Under the
    Managing Director's Short Term Incentive Package    Management  For           Voted - For
7   Approval of Performance Award Rights Under the
    Managing Director's Long Term Incentive Package     Management  For           Voted - For
8   Non-executive Directors' Remuneration               Management  For           Voted - For
9   Remuneration Report - Non-binding Resolution        Management  For           Voted - For
BELGACOM SA DE DROIT PUBLIC, BRUXELLES
CUSIP: B10414116
Meeting Date: 16-Apr-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    295339 Due to Combining Th-e Resolutions 11.1 and
    11.2 and Change in the Voting Status of Resolutions
    3,-4 and 12. All Votes Received on the Previous
    Meeting Will be Disregarded And-you Will Need to
    Reinstruct on This Meeting Notice. Thank You.       Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account


1302




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged        Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa)
    May be Required in Order to Lodge and Execute Your
    Voting Instruc-tions in This Market. Absence of A
    Poa, May Cause Your Instructions to be Reje- Cted.
    If You Have Any Questions, Please Contact Your
    Client Service Representa-tive                       Non-Voting                Non-Voting
1   Examination of the Annual Reports of the Board of
    Directors of Belgacom Sa Und-er Public Law with
    Regard to the Annual Accounts and the Consolidated
    Annual A-ccounts at 31 December 2013                 Non-Voting                Non-Voting
2   Examination of the Reports of the Board of Auditors
    of Belgacom Sa Under Publi-c Law with Regard to the
    Annual Accounts and of the Independent Auditors
    With-regard to the Consolidated Annual Accounts at
    31 December 2013                                     Non-Voting                Non-Voting
3   Examination of the Information Provided by the
    Joint Committee                                      Non-Voting                Non-Voting
4   Examination of the Consolidated Annual Accounts at
    31 December 2013                                     Non-Voting                Non-Voting
5   Approval of the Annual Accounts with Regard to the
    Financial Year Closed on 31 December 2013,
    Including As Specified Allocation of the Results:
    for 2013, the Gross Dividend Amounts to Eur 2.18
    Per Share, Entitling Shareholders to A Dividend Net
    of Withholding Tax of Eur 1.635 Per Share, of Which
    an Interim Dividend of Eur 0.50                      Management  For           Voted - For
    (eur 0.375 Per Share Net of Withholding Tax) Was
    Already Paid Out on 6 December 2013; This Means
    That A Gross Dividend of Eur 1.68 Per Share (eur
    1.26 Per Share Net of Withholding Tax) Will be Paid
    on 25 April 2014. the Ex-dividend Date is Fixed on
    22 April 2014, the Record Date is 24 April 2014                                Non-Voting
6   Approval of the Remuneration Report                  Management  For           Voted - For
7   Granting of A Discharge to the Members of the Board
    of Directors for the Exercise of Their Mandate
    During the Financial Year Closed on 31 December 2013 Management  For           Voted - For
8   Granting of A Special Discharge to Mr. M. Moll,
    Mrs. M. Lamote and Mrs. M. Sioen for the Exercise
    of Their Mandate Which Ended on 27 September 2013
    and to Mr. D. Bellens for the Exercise of His
    Mandate Which Ended on 15 November 2013              Management  For           Voted - For
9   Granting of A Discharge to the Members of the Board
    of Auditors for the Exercise of Their Mandate
    During the Financial Year Closed on 31 December 2013 Management  For           Voted - For
10  Granting of A Discharge to the Independent Auditors
    Deloitte Statutory Auditors Sc Sfd Scrl,
    Represented by Mr. G. Verstraeten and Mr. N.
    Houthaeve, for the Exercise of Their Mandate During
    the Financial Year Closed on 31 December 2013        Management  For           Voted - For


1303




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  To Appoint Mrs. Agnes Touraine and Mrs. Catherine
    Vandenborre on Nomination by the Board of Directors
    After Recommendation of the Nomination and
    Remuneration Committee, As Board Members for A
    Period Which Will Expire at the Annual General
    Meeting of 2018                                     Management  For           Voted - For
12  Miscellaneous                                       Non-Voting                Non-Voting
Meeting Date: 16-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) May
    be Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
1   Renew Authorization to Increase Share Capital
    Within the Framework of Authorized Capital and
    Amend Articles Accordingly : Article 5              Management  For           Voted - For
2.a Authorize Board to Issue Shares in the Event of A
    Public Tender Offer Or Share Exchange Offer and
    Amend Articles Accordingly : Article 5              Management  For           Voted - Against
2.b Amend Article 5 Re: References to Fsma              Management  For           Voted - For
3   Amend Article10 Re: Dematerialization of Bearer
    Shares                                              Management  For           Voted - For
4   Amend Article 11 Re: References to Fsma             Management  For           Voted - For
5   Authorize Repurchase of Up to 20 Percent of Issued
    Share Capital                                       Management  For           Voted - For
6   Authorize Board to Repurchase Shares in the Event
    of A Serious and Imminent Harm                      Management  For           Voted - Against
7   Amend Article 14 Re: Dematerialization of Bearer
    Shares                                              Management  For           Voted - For
8   Amend Article 34 Re: Dematerialization of Bearer
    Shares                                              Management  For           Voted - For
9.a Authorize Coordination of Articles of Association   Management  For           Voted - For
9.b Authorize Filing of Required Documents/other
    Formalities                                         Management  For           Voted - For
    18 Mar 2014: Please Note That This is A Revision
    Due to Change in Meeting Type-to Egm and
    Modification to the Text of Resolutions 1 and 2a.
    If You Have Alre-ady Sent in Your Votes, Please Do
    Not Return This Proxy Form Unless You Decide-to
    Amend Your Original Instructions. Thank You.        Non-Voting                Non-Voting


1304

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
BELL ALIANT INC, HALIFAX NS
CUSIP: 07786R204
Meeting Date: 01-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.9 and 2". Thank You.                       Non-Voting                Non-Voting
1.1 Election of the Director of Bell Aliant: George Cope Management  For           Voted - For
1.2 Election of the Director of Bell Aliant: Robert
    Dexter                                               Management  For           Voted - For
1.3 Election of the Director of Bell Aliant: Edward
    Reevey                                               Management  For           Voted - For
1.4 Election of the Director of Bell Aliant: Karen
    Sheriff                                              Management  For           Voted - For
1.5 Election of the Director of Bell Aliant: Louis
    Tanguay                                              Management  For           Voted - For
1.6 Election of the Director of Bell Aliant: Martine
    Turcotte                                             Management  For           Voted - For
1.7 Election of the Director of Bell Aliant: Siim
    Vanaselja                                            Management  For           Voted - For
1.8 Election of the Director of Bell Aliant: John Watson Management  For           Voted - For
1.9 Election of the Director of Bell Aliant: David Wells Management  For           Voted - For
2   Re-appointment of Deloitte LLP As Bell Aliant's
    Auditors                                             Management  For           Voted - For
3   Approval of A Non-binding Advisory Resolution on
    Executive Compensation (the Full Text of Which is
    Set Out in the Section of Bell Aliant's Information
    Circular Entitled "business of the Meeting - What
    the Meeting Will Cover - 4. Non-binding Advisory
    Resolution on Executive Compensation")               Management  For           Voted - For
BENDIGO AND ADELAIDE BANK LTD, BENDIGO VIC
CUSIP: Q1458B102
Meeting Date: 28-Oct-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 6 and 7 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (6 and 7), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The-voting Exclusion. Non-Voting                Non-Voting


1305




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Election of Robert Hubbard                          Management  For           Voted - For
3   Re-election of Jim Hazel                            Management  For           Voted - For
4   Re-election of Robert Johanson                      Management  For           Voted - For
5   Re-election of David Matthews                       Management  For           Voted - For
6   Remuneration Report                                 Management  For           Voted - For
7   Approval of Managing Director's Participation in
    Employee Salary Sacrifice, Deferred Share and
    Performance Share Plan                              Management  For           Voted - For
BEZEQ THE ISRAELI TELECOMMUNICATION CORP. LTD., TE
CUSIP: M2012Q100
Meeting Date: 27-Mar-14 Meeting Type: ExtraOrdinary General Meeting
    As A Condition of Voting, Israeli Market
    Regulations Require That You-disclose Whether You
    Have A) A Personal Interest in This Company B) are
    A-foreign Controlling Shareholder in This Company
    C) are A Foreign Senior-officer of This Company D)
    That You are A Foreign Institutional Client,
    Joint-investment Fund Manager Or Trust Fund by
    Voting Through the Proxy Edge- Platform You are
    Confirming the Answer for A,b and C to be No and
    the Answer-for D to be Yes. Should This Not be the
    Case Please Contact Your Client-service
    Representative So That We May Lodge Your Vote
    Instructions-accordingly                            Non-Voting                Non-Voting
1   Approval of the Distribution Between the
    Shareholders of the Company in an Amount of Nis 802
    Million. Ex-date 6 April, Payment 23 April          Management  For           Voted - For
Meeting Date: 30-Apr-14 Meeting Type: ExtraOrdinary General Meeting
    Please Note That This is an Amendment to Meeting Id
    297594 Due to Receipt of D-irector Name and Change
    in Sequence of Director Names. All Votes Received
    on T-he Previous Meeting Will be Disregarded and
    You Will Need to Reinstruct on Thi-s Meeting
    Notice. Thank You.                                  Non-Voting                Non-Voting
    As A Condition of Voting, Israeli Market
    Regulations Require That You Disclose-whether You
    Have A) A Personal Interest in This Company B) are
    A Foreign Cont-rolling Shareholder in This Company
    C) are A Foreign Senior Officer of This Co- Mpany
    D) That You are A Foreign Institutional Client,
    Joint Investment Fund Ma-nager Or Trust Fund by
    Voting Through the Proxy Edge Platform You are
    Confirmi-ng the Answer for A,b and C to be No and
    the Answer for D to be Yes. Should Th-is Not be the
    Case Please Contact Your Client Service
    Representative So That W-e May Lodge Your Vote
    Instructions Accordingly                            Non-Voting                Non-Voting
1   Discussion of the Financial Statements and
    Directors Report for the Year 2013                  Management  For           Voted - For


1306




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.1 Re-appointment of the Officiating Director: Saul
    Elovitch                                             Management  For           Voted - Against
2.2 Re-appointment of the Officiating Director: Or
    Elovitch                                             Management  For           Voted - Against
2.3 Re-appointment of the Officiating Director: Orna
    Elovitch-peled                                       Management  For           Voted - Against
2.4 Re-appointment of the Officiating Director: Amikam
    Shorer                                               Management  For           Voted - Against
2.5 Re-appointment of the Officiating Director: Felix
    Cohen                                                Management  For           Voted - Against
2.6 Re-appointment of the Officiating Director: Eldad
    Ben Moshe                                            Management  For           Voted - For
2.7 Re-appointment of the Officiating Director: Joshua
    Rosensweig                                           Management  For           Voted - For
2.8 Re-appointment of the Officiating Director: Rami
    Numkin (employee Representative)                     Management  For           Voted - Against
3   Re-appointment of Accountant- Auditors Until the
    Next Agm and Authorization of the Board to Fix
    Their Fees                                           Management  For           Voted - For
4   Approval of A Bonus for the Previous Ceo in an
    Amount Equal to His Salary During 3.5 Months in
    2013 Totaling Nis 654,000                            Management  For           Voted - For
BGC PARTNERS, INC.
CUSIP: 05541T101 TICKER: BGCP
Meeting Date: 03-Jun-14 Meeting Type: Annual
01  Director                                             Management
1   Howard W. Lutnick                                    Management  For           Voted - For
2   John H. Dalton                                       Management  For           Voted - For
3   Stephen T. Curwood                                   Management  For           Voted - For
4   Albert M. Weis                                       Management  For           Voted - For
5   William J. Moran                                     Management  For           Voted - For
6   Linda A. Bell                                        Management  For           Voted - For
02  Approval, on an Advisory Basis, of Executive
    Compensation                                         Management  For           Voted - Against
03  Approval of the Fifth Amended and Restated Bgc
    Partners, Inc. Long Term Incentive Plan              Management  For           Voted - Against
BONTERRA ENERGY CORP
CUSIP: 098546104
Meeting Date: 22-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "1.1 to 1.5 and 2". Thank You.               Non-Voting                Non-Voting
1.1 Election to the Board of Directors: Gary J. Drummond Management  For           Voted - For
1.2 Election to the Board of Directors: George F. Fink   Management  For           Voted - For


1307




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.3 Election to the Board of Directors: Randy M. Jarock Management  For           Voted - For
1.4 Election to the Board of Directors: Carl R. Jonsson Management  For           Voted - For
1.5 Election to the Board of Directors: Rodger A.
    Tourigny                                            Management  For           Voted - For
2   The Appointment of Deloitte LLP, Chartered
    Accountants, As the Auditors of the Corporation for
    the Ensuing Year and to Authorize the Directors to
    Fix the Remuneration of the Auditors                Management  For           Voted - For
3   Approving Certain Amendments to the Corporation's
    Stock Option Plan                                   Management  For           Voted - For
4   Approving Unallocated Stock Option Entitlements
    Under the Corporation's Stock Option Plan           Management  For           Voted - For
5   At the Discretion of the Said Proxyholder, Upon Any
    Amendment Or Variation of the Above Matters Or Any
    Other Matter That May be Properly Brought Before
    the Meeting Or Any Adjournment Thereof in Such
    Manner As Such Proxyholder, in Such Proxyholder's
    Sole Judgment, May Determine                        Management  For           Voted - Against
BOUYGUES, PARIS
CUSIP: F11487125
Meeting Date: 24-Apr-14 Meeting Type: MIX
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to
    The-global Custodians on the Vote Deadline Date. in
    Capacity As Registered-intermediary, the Global
    Custodians Will Sign the Proxy Cards and
    Forward-them to the Local Custodian. If You Request
    More Information, Please Contact-your Client
    Representative.                                     Non-Voting                Non-Voting
    09 Apr 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking
    on the Material Url Link:- Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/0305/2014030514005-
    18.pdf.please Note That This is A Revision Due to
    Receipt of Additional Url:-http://www.journal-
    Officiel.gouv.fr//pdf/2014/0409/201404091401041
    .pdf and Cha-nge in Record Date from 17 Apr 14 to
    16 Apr 14. If You Have Already Sent in Yo-ur Votes,
    Please Do Not Return This Proxy Form Unless You
    Decide to Amend Your- Original Instructions. Thank
    You                                                 Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements and Transactions for the Financial Year
    Ended on December 31, 2013                          Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    and Transactions for the Financial Year Ended on
    December 31, 2013                                   Management  For           Voted - For


1308




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.3 Allocation of Income and Setting the Dividend        Management  For           Voted - For
O.4 Approval of the Regulated Agreements and Commitments Management  For           Voted - Against
O.5 Renewal of Term of Mr. Herve Le Bouc As Board Member Management  For           Voted - For
O.6 Renewal of Term of Mr. Helman Le Pas De Secheval As
    Board Member                                         Management  For           Voted - For
O.7 Renewal of Term of Mr. Nonce Paolini As Board Member Management  For           Voted - For
O.8 Review and Approval of the Components of the
    Compensation Owed Or Paid to Mr. Martin Bouygues
    for the 2013 Financial Year                          Management  For           Voted - For
O.9 Review and Approval of the Components of the
    Compensation Owed Or Paid to Mr. Olivier Bouygues
    for the 2013 Financial Year                          Management  For           Voted - For
O.10 Authorization Granted to the Board of Directors to
    Allow the Company to Trade in Its Own Shares         Management  For           Voted - Against
E.11 Authorization Granted to the Board of Directors to
    Reduce Share Capital by Cancellation of Treasury
    Shares of the Company                                Management  For           Voted - For
E.12 Authorization Granted to the Board of Directors to
    Grant Share Subscription Or Purchase Options         Management  For           Voted - For
E.13 Delegation of Authority Granted to the Board of
    Directors to Issue Share Subscription Warrants
    During Public Offering Period Involving Shares of
    the Company                                          Management  For           Voted - Against
E.14 Authorization Granted to the Board of Directors to
    Use the Delegations and Authorizations to Increase
    Share Capital During Public Offering Period
    Involving Shares of the Company                      Management  For           Voted - Against
E.15 Amendment to Article 13 of the Bylaws to
    Authorizing the Appointment of Board Members
    Representing Employees                               Management  For           Voted - For
E.16 Powers to Carry Out All Legal Formalities           Management  For           Voted - For
CABCHARGE AUSTRALIA LIMITED
CUSIP: Q1615N106
Meeting Date: 20-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 2 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The- Voting
    Exclusion.                                           Non-Voting                Non-Voting
1   Re-election of Donnald Mcmichael                     Management  For           Voted - For


1309




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2    Adoption of the Remuneration Report                 Management  For           Voted - Against
CANADIAN OIL SANDS LTD
CUSIP: 13643E105
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolution "3" and
     'in Favor' Or 'abstain' Only for Resolution-numbers
     "1, and 2.1 to 2.11". Thank You.                    Non-Voting                Non-Voting
1    Re-appointing PricewaterhouseCoopers LLP As the
     Auditors of the Corporation for the Ensuing Year at
     A Remuneration to be Fixed by the Board of
     Directors of the Corporation                        Management  For           Voted - For
2.1  Election of Director: Ian A. Bourne                 Management  For           Voted - For
2.2  Election of Director: Gerald W. Grandey             Management  For           Voted - For
2.3  Election of Director: Arthur N. Korpach             Management  For           Voted - For
2.4  Election of Director: Ryan M. Kubik                 Management  For           Voted - For
2.5  Election of Director: Donald J. Lowry               Management  For           Voted - For
2.6  Election of Director: Sarah E. Raiss                Management  For           Voted - For
2.7  Election of Director: John K. Read                  Management  For           Voted - For
2.8  Election of Director: Brant G. Sangster             Management  For           Voted - For
2.9  Election of Director: C.e. (chuck) Shultz           Management  For           Voted - For
2.10 Election of Director: Wesley R. Twiss               Management  For           Voted - For
2.11 Election of Director: John B. Zaozirny              Management  For           Voted - For
3    To Accept the Corporation's Approach to Executive
     Compensation As Disclosed in the Circular           Management  For           Voted - For
     25 Mar 2014: Please Note That This is A Revision
     Due to Modification to the Nu-mbering of Resolution
     2.10. If You Have Already Sent in Your Votes,
     Please Do-not Return This Proxy Form Unless You
     Decide to Amend Your Original Instructio-ns. Thank
     You.                                                Non-Voting                Non-Voting
CANEXUS CORP
CUSIP: 13751W103
Meeting Date: 08-May-14 Meeting Type: MIX
     Please Note That Shareholders are Allowed to Vote
     'in Favor' Or 'against'-only for Resolutions "3, 4,
     5, and 6" and 'in Favor' Or 'abstain' Only
     For-resolution Numbers "1.1 to 1.7 and 2". Thank
     You.                                                Non-Voting                Non-Voting
1.1  Election of Director: David R. Collyer              Management  For           Voted - For
1.2  Election of Director: Stephanie L. Felesky, C.m     Management  For           Voted - For
1.3  Election of Director: Hugh A. Fergusson             Management  For           Voted - For
1.4  Election of Director: Douglas P. Hayhurst           Management  For           Voted - For
1.5  Election of Director: Arthur N. Korpach             Management  For           Voted - For
1.6  Election of Director: William J. Mcadam             Management  For           Voted - For


1310




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.7 Election of Director: Richard A. Ott                Management  For           Voted - For
2   To Appoint Deloitte LLP As Auditors and to
    Authorize the Directors to Fix the Remuneration to
    be Paid to Them                                     Management  For           Voted - For
3   To Amend the Corporation's By-laws: the Specified
    Section 4.3 be Inserted Into By-law No. 1 of the
    Corporation                                         Management  For           Voted - For
4   To Approve Unallocated Entitlements                 Management  For           Voted - For
5   To Renew the Shareholder Rights Plan Agreement      Management  For           Voted - For
6   Advisory Vote (say-on-pay) on Canexus' Approach to
    Executive Compensation                              Management  For           Voted - For
CAPSTEAD MORTGAGE CORPORATION
CUSIP: 14067E506 TICKER: CMO
Meeting Date: 28-May-14 Meeting Type: Annual
1.1 Election of Director: Jack Bernard                  Management  For           Voted - For
1.2 Election of Director: Jack Biegler                  Management  For           Voted - For
1.3 Election of Director: Michelle P. Goolsby           Management  For           Voted - For
1.4 Election of Director: Andrew F. Jacobs              Management  For           Voted - For
1.5 Election of Director: Gary Keiser                   Management  For           Voted - For
1.6 Election of Director: Christopher W. Mahowald       Management  For           Voted - For
1.7 Election of Director: Michael G. O'neil             Management  For           Voted - For
1.8 Election of Director: Mark S. Whiting               Management  For           Voted - For
2.  To Conduct an Advisory (nonbinding) Vote to Approve
    our 2013 Named Executive Officers' Compensation.    Management  For           Voted - For
3.  To Approve our 2014 Flexible Incentive Plan.        Management  For           Voted - For
4.  To Ratify the Appointment of Ernst & Young LLP As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
CHONG HONG CONSTRUCTION CO LTD
CUSIP: Y1582T103
Meeting Date: 25-Jun-14 Meeting Type: Annual General Meeting
    Please Note That in Cases Where the Client
    Instructs Us to Vote Against Any-proposal to be
    Discussed at A Shareholders Meeting and the Voting
    With-respect to Such Proposal is Done by Ballot, We
    Or our Designee Will Fill Out-the Ballot in Respect
    of Such Proposal in Accordance with the
    Clients-instructions. However, If the Voting at the
    Shareholders Meeting is Done By-acclamation, We/our
    Designee Will Not Take Any Action in Respect of
    The-relevant Proposal. Thank You                    Non-Voting                Non-Voting
A.1 The 2013 Business Operations                        Non-Voting                Non-Voting
A.2 The 2013 Audited Reports                            Non-Voting                Non-Voting
B.1 The 2013 Financial Statements                       Management  For           Voted - For


1311




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
B.2 The 2013 Profit Distribution. Proposed Cash
    Dividend: Twd 6.5 Per Share                         Management  For           Voted - For
B.3 The Issuance of New Shares from Retained Earnings.
    Proposed Stock Dividend: 50 for 1,000 Shs Held      Management  For           Voted - For
B.4 The Revision to the Articles of Incorporation       Management  For           Voted - For
B.5 The Revision to the Procedures of Asset Acquisition
    Or Disposal                                         Management  For           Voted - For
B.6 Extraordinary Motions                               Management  For           Voted - Against
CML HEALTHCARE INC, MISSISSAUGA ON
CUSIP: 12582Q103
Meeting Date: 03-Sep-13   Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details.                               Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1". Thank
    You.                                                Non-Voting                Non-Voting
1   To Approve the Special Resolution Attached As
    Appendix A to the Management Information Circular
    of Cml Healthcare Inc. Dated July 22, 2013, to
    Approve A Plan of Arrangement Pursuant to Section
    182 of the Business Corporations Act (ontario),
    Involving Cml Healthcare Inc., Lifelabs Ontario
    Inc. and the Shareholders of Cml Healthcare Inc.,
    All As More Particularly Described in Said
    Management Information Circular                     Management  For           Voted - For
COMMONWEALTH BANK OF AUSTRALIA, SYDNEY NSW
CUSIP: Q26915100
Meeting Date: 08-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4, 5.a and 5.b And-votes Cast by Any
    Individual Or Related Party Who Benefit from the
    Passing Of-the Proposals Will be Disregarded by the
    Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on Proposals (3, 4, 5.a And- 5.b), You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect To-obtain Benefit by the Passing of
    the Relevant Proposals and You Comply With-the
    Voting Exclusion.                                   Non-Voting                Non-Voting
2.a Re-election of Director, Sir John Anderson          Management  For           Voted - For
2.b Re-election of Director, Mr Brian Long              Management  For           Voted - For


1312




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.c Re-election of Director, Ms Jane Hemstritch         Management  For           Voted - For
3   Remuneration Report                                 Management  For           Voted - For
4   Grant of Securities to Ian Mark Narev Under the
    Group Leadership Reward Plan                        Management  For           Voted - For
5.a Approval of Selective Buy-back Agreements - Perls V Management  For           Voted - For
5.b Approval of Selective Capital Reduction - Perls V   Management  For           Voted - For
    30 Oct 13: Please Note That Any Holders of Perls V
    and Its Associate are Exclu-ded to Vote on
    Resolution 5a. Thank You.                           Non-Voting                Non-Voting
    30 Oct 13: Please Note That This is A Revision Due
    to Addition of Comment. If-you Have Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
CONSOLIDATED COMMUNICATIONS HLDGS, INC.
CUSIP: 209034107 TICKER: CNSL
Meeting Date: 29-Apr-14  Meeting Type: Annual
1.  Director                                            Management
1   Robert J. Currey                                    Management  For           Voted - For
2   C. Robert Udell, Jr.                                Management  For           Voted - For
3   Maribeth S. Rahe                                    Management  For           Voted - For
2.  Approval of Ernst & Young, LLP, As the Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
3.  Executive Compensation - an Advisory Vote on the
    Approval of Compensation of our Named Executive
    Officers.                                           Management  For           Voted - For
CORIO NV, UTRECHT
CUSIP: N2273C104
Meeting Date: 17-Apr-14  Meeting Type: Annual General Meeting
4   Adoption of the Financial Statements for the 2013
    Financial Year                                      Management  For           Voted - For
5.a Establishing the Dividend for the 2013 Financial
    Year: Eur 2.13 Per Share                            Management  For           Voted - For
5.b Offering an Optional Dividend                       Management  For           Voted - For
6   Discharge of the Members of the Management Board
    for the 2013 Financial Year                         Management  For           Voted - For
7   Discharge of the Members of the Supervisory Board
    for the 2013 Financial Year                         Management  For           Voted - For
8   Reappointment for 4 Years of Mr. Ben Van Der Klift
    As Member of the Management Board                   Management  For           Voted - For
9   Re-appointment of the External Auditor :
    PricewaterhouseCoopers                              Management  For           Voted - For
10  Authorization of the Management Board to (i) Issue
    Shares Or Grant Rights to Acquire Shares and (ii)
    Restrict Or Exclude Pre-emptive Rights              Management  For           Voted - For


1313

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
11  Authorization to Acquire Shares                      Management  For           Voted - For
12  Cancellation of Shares                               Management  For           Voted - For
    13 Mar 2014: Please Note That This is A Revision
    Due to Receipt of Dividend Am-ount for Resolution
    No. 5.a. If You Have Already Sent in Your Votes,
    Please Do-not Return This Proxy Form Unless You
    Decide to Amend Your Original Instructi-ons. Thank
    You.                                                 Non-Voting                Non-Voting
COSTAMARE INC
CUSIP: Y1771G102 TICKER: CMRE
Meeting Date: 31-Oct-13    Meeting Type: Annual
1A. Election of Director: Konstantinos Konstantakopoulos Management  For           Voted - Against
1B. Election of Director: Charlotte Stratos              Management  For           Voted - For
2.  Ratification of Appointment of Ernst & Young
    (hellas) Certified Auditors Accountants S.a., As
    the Company's Independent Auditors for the Fiscal
    Year Ending December 31, 2013.                       Management  For           Voted - For
CRESCENT POINT ENERGY CORP
CUSIP: 22576C101
Meeting Date: 09-May-14    Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "1, 3,
    4, and 6" and 'in Favor' Or 'abstain' Only for
    Resolut-ion Numbers "2.1 to 2.8 and 5". Thank You.   Non-Voting                Non-Voting
1   To Fix the Number of Directors of the Corporation
    for the Ensuing Year at Eight (8)                    Management  For           Voted - For
2.1 Election of Director: Rene Amirault                  Management  For           Voted - For
2.2 Election of Director: Peter Bannister                Management  For           Voted - For
2.3 Election of Director: Kenney F. Cugnet               Management  For           Voted - For
2.4 Election of Director: D. Hugh Gillard                Management  For           Voted - For
2.5 Election of Director: Robert F. Heinemann            Management  For           Voted - For
2.6 Election of Director: Gerald A. Romanzin             Management  For           Voted - For
2.7 Election of Director: Scott Saxberg                  Management  For           Voted - For
2.8 Election of Director: Gregory G. Turnbull            Management  For           Voted - For
3   To Consider, and If Thought Advisable, to Pass,
    with Or Without Variation, A Resolution to Approve
    an Amendment to the Corporation's Restricted Share
    Bonus Plan, the Full Text of Which is Set Forth in
    the Information Circular                             Management  For           Voted - For
4   To Consider, and If Thought Advisable, to Pass,
    with Or Without Variation, A Resolution Authorizing
    Certain Amendments to the Corporation's Articles of
    Incorporation to Implement A Share Dividend
    Program, the Full Text of Which is Set Forth in the
    Information Circular                                 Management  For           Voted - For


1314




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    On the Appointment of PricewaterhouseCoopers LLP,
     Chartered Accountants, As Auditors of the
     Corporation and Authorize the Board of Directors of
     the Corporation to Fix Their Remuneration As Such   Management  For           Voted - For
6    To Consider, and If Thought Advisable, to Pass,
     with Or Without Variation, an Advisory Resolution
     to Accept the Corporation's Approach to Executive
     Compensation, the Full Text of Which is Set Forth
     in the Information Circular                         Management  For           Voted - For
7    At the Discretion of the Said Proxy, to Vote Upon
     Any Amendment Or Variation of the Above Matters Or
     Any Other Matter Which May Properly Come Before the
     Meeting                                             Management  For           Voted - Against
CTC MEDIA, INC.
CUSIP: 12642X106 TICKER: CTCM
Meeting Date: 19-May-14 Meeting Type: Annual
1.   Director                                            Management
1    Tamjid Basunia                                      Management  For           Voted - For
2    Irina Gofman                                        Management  For           Voted - For
3    Timur Weinstein                                     Management  For           Voted - For
2.   Ratification of the Selection by the Audit
     Committee of Ernst & Young Llc As the Company's
     Independent Registered Public Accounting Firm for
     the Current Fiscal Year Ending December 31, 2014.   Management  For           Voted - For
3.   Say on Pay.                                         Management  For           Voted - For
DAVID JONES LTD, SYDNEY NSW
CUSIP: Q31227103
Meeting Date: 22-Nov-13 Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposals 3 and 4 and Votes Cast-by Any Individual
     Or Related Party Who Benefit from the Passing of
     The-proposal/s Will be Disregarded by the Company.
     Hence, If You Have Obtained-benefit Or Expect to
     Obtain Future Benefit You Should Not Vote (or
     Vote-"abstain") on the Relevant Proposal Items. by
     Doing So, You Acknowledge That-you Have Obtained
     Benefit Or Expect to Obtain Benefit by the Passing
     of The- Relevant Proposal/s. by Voting (for Or
     Against) on the Above Mentioned- Proposal/s, You
     Acknowledge That You Have Not Obtained Benefit
     Neither Expect-to Obtain Benefit by the Passing of
     the Relevant Proposal/s and You Comply-with the
     Voting Exclusion.                                   Non-Voting                Non-Voting
2(a) To Re-elect Philippa Stone As A Director            Management  For           Voted - For
2(b) To Elect Leigh Clapham As A Director                Management  For           Voted - For
2(c) To Elect Melinda Conrad As A Director               Management  For           Voted - For


1315

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   To Adopt the Remuneration Report                    Management  For           Voted - Against
4   Allocation of Performance Rights Under the Long
    Term Incentive Plan to Paul Zahra                   Management  For           Voted - For
DUET GROUP, SYDNEY NSW
CUSIP: Q32878102
Meeting Date: 18-Jul-13   Meeting Type: MIX
    Voting Exclusions Apply to This Meeting for
    Proposals 5 and 6 of Dihl and Vote-s Cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained Ben-efit
    Or Expect to Obtain Future Benefit You Should Not
    Vote (or Vote "abstain"-) on the Relevant Proposal
    Items. by Doing So, You Acknowledge That You Have
    O-btained Benefit Or Expect to Obtain Benefit by
    the Passing of the Relevant Pro-posal/s. by Voting
    (for Or Against) on Proposals (5 and 6 of Dihl),
    You Acknow-ledge That You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit By-the Passing
    of the Relevant Proposal/s and You Comply with the
    Voting Exclusi-on.                                  Non-Voting                Non-Voting
    Please Note That Below Resolutions Pertains to
    Scheme Meeting-duet1                                Non-Voting                Non-Voting
1   Constitution Amendment Resolution                   Management  For           Voted - For
2   Units Acquisition Resolution                        Management  For           Voted - For
    Please Note That Below Resolutions Pertains to
    Scheme Meeting-duet3                                Non-Voting                Non-Voting
1   Constitution Amendment Resolution                   Management  For           Voted - For
2   Units Acquisition Resolution                        Management  For           Voted - For
    Please Note That Below Resolution Pertains to
    Scheme Meeting-dmc1                                 Non-Voting                Non-Voting
1   Company Scheme Resolution                           Management  For           Voted - For
    Please Note That Below Resolutions Pertains to
    General Meeting-duet1                               Non-Voting                Non-Voting
1   Destapling Resolution                               Management  For           Voted - For
    Please Note That Below Resolutions Pertains to
    General Meeting-duet2                               Non-Voting                Non-Voting
1   Destapling Resolution                               Management  For           Voted - For
2   Constitution Amendment Resolution                   Management  For           Voted - For
    Please Note That Below Resolution Pertains to
    General Meeting-duet3                               Non-Voting                Non-Voting
1   Destapling Resolution                               Management  For           Voted - For
    Please Note That Below Resolutions Pertains to
    General Meeting-dihl                                Non-Voting                Non-Voting
1   Destapling Resolution                               Management  For           Voted - For
2   Constitution Amendment Resolution                   Management  For           Voted - For
3   Appointment of Director Resolution (duncan
    Sutherland)                                         Management  For           Voted - For


1316




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Appointment of Director Resolution (shirley In't
    Veld)                                                Management  For           Voted - For
5   Director Remuneration Resolution (1)                 Management  For           Voted - For
6   Director Remuneration Resolution (2)                 Management  For           Voted - For
    Please Note That Below Resolution Pertains to
    General Meeting-dmc1                                 Non-Voting                Non-Voting
1   Destapling Resolution                                Management  For           Voted - For
    Please Note That Below Resolutions Pertains to
    General Meeting-dmc2                                 Non-Voting                Non-Voting
1   Destapling Resolution                                Management  For           Voted - For
2   Constitution Amendment Resolution                    Management  For           Voted - For
3   Appointment of Director Resolution (michael Lee)     Management  For           Voted - For
4   Appointment of Director Resolution (jane Harvey)     Management  For           Voted - For
5   Approve the Change of Company Name to Duet Finance
    Limited                                              Management  For           Voted - For
    Please Note That This is A Revision Due to Change
    in Text of Comment. If You H-ave Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unless Yo-u Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
DUET GROUP, SYDNEY NSW
CUSIP: Q32878193
Meeting Date: 22-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals (dihl) 1, 6, (dueco) 1,-(dft) 1, (dfl) 1,
    4 and Votes Cast by Any Individual Or Related Party
    Who-benefit from the Passing of the Proposal/s Will
    be Disregarded by The-company. Hence, If You Have
    Obtained Benefit Or Expect to Obtain Future-benefit
    You Should Not Vote (or Vote "abstain") on the
    Relevant Proposal-items. by Doing So, You
    Acknowledge That You Have Obtained Benefit Or
    Expect-to Obtain Benefit by the Passing of the
    Relevant Proposal/s. by Voting (for- Or Against) on
    the Above Mentioned Proposal/s, You Acknowledge
    That You Have-not Obtained Benefit Neither Expect
    to Obtain Benefit by the Passing of The-relevant
    Proposal/s and You Comply with the Voting Exclusion. Non-Voting                Non-Voting
    Please Note the Resolutions 1 to 6 is for the Duet
    Investments Holdings- Limited (dihl)                 Non-Voting                Non-Voting
1   Adopting the Remuneration Report                     Management  For           Voted - For
2   Re-election of Mr Douglas Halley As A Director of
    Dihl                                                 Management  For           Voted - For
3   Re-election of Mr Ron Finlay As A Director of Dihl   Management  For           Voted - For
4   Re-election of Ms Emma Stein As A Director of Dihl   Management  For           Voted - For
5   Re-election of Mr John Roberts As A Director of Dihl Management  For           Voted - For
6   Refresh Placement Capacity                           Management  For           Voted - For
    Please Note the Resolution 1 is for the Duet
    Company Limited (dueco)                              Non-Voting                Non-Voting


1317

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1   Refresh Placement Capacity                          Management  For           Voted - For
    Please Note the Resolutions 1 and 2 is for the Duet
    Finance Trust (dft)                                 Non-Voting                Non-Voting
1   Refresh Placement Capacity                          Management  For           Voted - For
2   Amendment of Dft Constitution                       Management  For           Voted - For
    Please Note the Resolutions 1 to 4 is for the Duet
    Finance Limited (dfl)                               Non-Voting                Non-Voting
1   Adopting the Remuneration Report                    Management  For           Voted - For
2   Re-election of Mr Eric Goodwin As A Director of Dfl Management  For           Voted - For
3   Re-election of Mr Ron Finlay As A Director of Dfl   Management  For           Voted - For
4   Refresh Placement Capacity                          Management  For           Voted - For
    6 Nov 13: Please Note That This is A Revision Due
    to Modification of Comments-and Receipt of
    Additional Comment. If You Have Already Sent in
    Your Votes, Ple-ase Do Not Return This Proxy Form
    Unless You Decide to Amend Your Original
    Ins-tructions. Thank You.                           Non-Voting                Non-Voting
    6 Nov 13: Please be Advised, Duet Group Has Been
    Granted A Waiver by the Asx I-n Respect of Voting
    Exclusions Applicable to Dihl Resolution 6, Dueco
    Resoluti-on 1, Dft Resolution 1 and Dfl Resolution
    4 to be Considered at the Agm on 22- November 2013.
    . Dihl Resolution 6, Dueco Resolution 1, Dft
    Resolution 1 and D-fl Resolution 4 are Subject to
    the Following Conditions: the Beneficiaries
    Pro-vide Written Confirmation to the Nominee
    Holders That They Did Not Participate-in the
    Respective Issue, Nor are They an Associate of A
    Person Who Participat-ed in the Respective Issue
    and the Beneficiaries Direct Hsbc to Vote for Or
    Ag-ainst the Respective Resolution. . If Written
    Confirmation from the Beneficiar-y is Not Received,
    Hsbc Will Abstain from Voting on Dihl Resolution 6,
    Dueco R-esolution 1, Dft Resolution 1 and Dfl
    Resolution 4 on Your Behalf in Line With-company
    Requirements.                                       Non-Voting                Non-Voting
EDP-ENERGIAS DE PORTUGAL SA, LISBOA
CUSIP: X67925119
Meeting Date: 12-May-14   Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    288892 Due to Splitting Of-resolution "3". All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Voting in Portuguese Meetings
    Requires the Disclosure of Bene-ficial Owner
    Information, Through Declarations of Participation
    and Voting. Br- Oadridge Will Disclose the
    Beneficial Owner Information for Your Voted
    Account-s. Additionally, Portuguese Law Does Not


1318




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Permit Beneficial Owners to Vote Inco-nsistently
    Across Their Holdings. Opposing Votes May be
    Rejected Summarily By- the Company Holding This
    Ballot. Please Contact Your Client Service
    Representa-tive for Further Details.                 Non-Voting                Non-Voting
1   Resolve on the Approval of the Individual and
    Consolidated Accounts Reporting Documents for 2013,
    Including the Global Management Report (which
    Incorporates A Chapter Regarding Corporate
    Governance), the Individual and Consolidated
    Accounts, the Annual Report and the Opinion of the
    General and Supervisory Board and the Legal
    Certification of the Individual and Consolidated
    Accounts                                             Management  For           Voted - For
2   Resolve on the Allocation of Profits in Relation to
    the 2013 Financial Year                              Management  For           Voted - For
3.1 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: Executive Board
    of Directors                                         Management  For           Voted - For
3.2 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: General and
    Supervisory Board                                    Management  For           Voted - For
3.3 Resolve on the General Appraisal of the Management
    and Supervision of the Company, Under Article 455
    of the Portuguese Companies Code: Statutory Auditor  Management  For           Voted - For
4   Resolve on the Granting of Authorization to the
    Executive Board of Directors for the Acquisition
    and Sale of Own Shares by Edp and Subsidiaries of
    Edp                                                  Management  For           Voted - For
5   Resolve on the Granting of Authorization to the
    Executive Board of Directors for the Acquisition
    and Sale of Own Bonds by Edp and Subsidiaries of Edp Management  For           Voted - For
6   Resolve on the Remuneration Policy of the Members
    of the Executive Board of Directors Presented by
    the Remunerations Committee of the General and
    Supervisory Board                                    Management  For           Voted - For
7   Resolve on the Remuneration Policy of the Other
    Members of the Corporate Bodies Presented by the
    Remunerations Committee Elected by the General
    Shareholders' Meeting                                Management  For           Voted - For
ELECTRICITE DE FRANCE SA, PARIS
CUSIP: F2940H113
Meeting Date: 15-May-14   Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    282636 Due to Addition Of-resolutions A, O.19. All
    Votes Received on the Previous Meeting Will be
    Disreg-arded and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting


1319




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Please Note in the French Market That the Only
    Valid Vote Options are "for" An-d "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.   Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to the
    Gl-obal Custodians on the Vote Deadline Date. in
    Capacity As Registered Intermedi-ary, the Global
    Custodians Will Sign the Proxy Cards and Forward
    Them to the L-ocal Custodian. If You Request More
    Information, Please Contact Your Client
    Re-presentative.                                     Non-Voting                Non-Voting
    Please Note That Important Additional Meeting
    Information is Available by Clic-king on the
    Material Url Link: Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/- 0418/201404181401205.pdf Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the Financial Year Ended on December
    31, 2013                                             Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31, 2013    Management  For           Voted - For
O.3 Allocation of Income for the Financial Year Ended
    on December 31, 2013 and Setting the Dividend        Management  For           Voted - For
A   Please Note That This Resolution is A Shareholder
    Proposal: Allocation of Income for the Financial
    Year Ended on December 31st, 2013 and Setting the
    Dividend - Resolution Submitted by the Supervisory
    Board of Fcpe Actions Edf and Reviewed by the Board
    of Directors of Edf During Its Meeting of April
    1st, 2014 and Did Not Approve It                     Shareholder Against       Voted - Against
O.4 Payment of Interim Dividend in Shares - Delegation
    of Powers to the Board of Directors                  Management  For           Voted - For
O.5 Agreements Pursuant to Article L.225-38 of the
    Commercial Code                                      Management  For           Voted - For
O.6 Reviewing the Elements of Compensation Owed Or Paid
    to Henri Proglio, Ceo for the 2013 Financial Year    Management  For           Voted - For
O.7 Authorization Granted to the Board of Directors to
    Trade in Company's Shares                            Management  For           Voted - For
E.8 Delegation of Authority to the Board of Directors
    to Issue Shares Or Securities While Maintaining
    Shareholders' Preferential Subscription Rights       Management  For           Voted - For
E.9 Delegation of Authority to the Board of Directors
    to Issue Shares Or Securities with the Cancellation
    of Shareholders' Preferential Subscription Rights
    Via Public Offerings                                 Management  For           Voted - For
E.10 Delegation of Authority to the Board of Directors
    to Issue Shares Or Securities with the Cancellation
    of Shareholders' Preferential Subscription Rights
    Via Offers Pursuant to Article L.411-2, II of the
    Monetary and Financial Code                          Management  For           Voted - For
E.11 Authorization to the Board of Directors to Increase
    the Number of Securities to be Issued in Case of
    Capital Increase with Or Without Preferential
    Subscription Rights                                  Management  For           Voted - For


1320




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
E.12 Delegation of Authority to the Board of Directors
    to Increase Share Capital by Incorporation of
    Reserves, Profits, Premiums Or Other Amounts for
    Which Capitalization is Allowed                      Management  For           Voted - For
E.13 Delegation of Authority to the Board of Directors
    to Increase Share Capital, in Consideration for
    Securities Tendered in A Public Exchange Offer
    Initiated by the Company                             Management  For           Voted - For
E.14 Authorization to the Board of Directors to Increase
    Share Capital, in Consideration for In-kind
    Contributions Granted to the Company                 Management  For           Voted - For
E.15 Delegation of Powers to the Board of Directors to
    Increase Share Capital in Favor of Members of
    Savings Plans with the Cancellation of Preferential
    Subscription Rights in Favor of the Latter           Management  For           Voted - For
E.16 Authorization to the Board of Directors to Reduce
    Capital by Cancellation of Treasury Shares.          Management  For           Voted - For
E.17 Amendment to Article 10 of the Bylaws               Management  For           Voted - For
OE.18 Powers to Carry Out All Legal Formalities          Management  For           Voted - For
O.19 Ratification of the Appointment of Mrs. Colette
    Lewiner As Director, Replacing Mrs. Mireille Faugere Management  For           Voted - For
ELISA CORPORATION, HELSINKI
CUSIP: X1949T102
Meeting Date: 02-Apr-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
1   Opening of the Meeting                               Non-Voting                Non-Voting
2   Calling the Meeting to Order                         Non-Voting                Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                   Non-Voting                Non-Voting
4   Recording of the Legality of the Meeting             Non-Voting                Non-Voting
5   Recording the Attendance of the Meeting and
    Adoption of List Votes                               Non-Voting                Non-Voting
6   Presentation of the Financial Statements, the
    Report of the Board Of-directors and the Auditor's
    Report for Year 2013                                 Non-Voting                Non-Voting
7   Adoption of the Financial Statements                 Management  For           Voted - For
8   Resolution on the Use of Profit Shown on the
    Balance Sheet and the Payment of Dividend the Board
    Proposes That the Profit for the Financial Period
    2013 Shall be Added on the Adopted Earnings and
    That A Dividend of Eur 1,30 Per Share be Paid        Management  For           Voted - For
9   Resolution on the Discharge of the Members of the
    Board of Directors and the Ceo from Liability        Management  For           Voted - For


1321




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Resolution on the Remuneration of the Members of
    the Board of Directors and on the Grounds for
    Reimbursement of Travel Expenses                    Management  For           Voted - For
11  Resolution on the Number of the Board of Directors
    the Shareholders' Nomination Board Proposes That
    the Number of Board Members to be Seven (7)         Management  For           Voted - For
12  Election of Members of the Board of Directors the
    Shareholders' Nomination Board Proposes That
    R.lind, L.niemisto, E.palin-lehtinen, J.uotila and
    M.vehvilainen be Re-elected and That P.koponen and
    S.turunen are to be Elected As New Members          Management  For           Voted - For
13  Resolution on the Remuneration of the Auditor and
    on the Grounds for Reimbursement of Travel Expenses Management  For           Voted - Against
14  Resolution on the Number of Auditors the Board's
    Audit Committee Proposes That the Number of
    Auditors Would be Resolved to be One (1)            Management  For           Voted - For
15  Election of Auditor the Board's Audit Committee
    Proposes That KPMG Oy Ab be Re-elected As the
    Company's Auditor                                   Management  For           Voted - Against
16  Authorizing the Board of Directors to Decide on the
    Repurchase of the Company's Own Shares              Management  For           Voted - For
17  Authorizing the Board of Directors to Decide on the
    Issuance of Shares As Well As the Issuance of
    Special Rights Entitling to Shares                  Management  For           Voted - For
18  Closing of the Meeting                              Non-Voting                Non-Voting
    10 Feb 2014: Please Note That This is A Revision
    Due to Modification of the Te-xt in Res.12 . If You
    Have Already Sent in Your Votes, Please Do Not
    Return Th-is Proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You-.             Non-Voting                Non-Voting
EULER HERMES, PARIS
CUSIP: F2013Q107
Meeting Date: 23-Oct-13    Meeting Type: Ordinary General Meeting
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    The Following Applies to Non- Resident Shareowners
    Only: Proxy Cards: Voting-instructions Will be
    Forwarded to the Global Custodians on the Vote
    Deadline-date. in Capacity As Registered
    Intermediary, the Global Custodians Will Sign-the
    Proxy Cards and Forward Them to the Local
    Custodian. If You Request More-information, Please
    Contact Your Client Representative                  Non-Voting                Non-Voting
    04 Oct 2013: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking on
    the Material Url Link:
    Https://balo.journal-officiel.gouv-
    .fr/pdf/2013/0916/201309161304909.pdf. Please Note
    That This is A Revision Due-to Receipt of


1322




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Additional Url:
    Http://www.journal-officiel.gouv.fr//pdf/2013/1-
    004/201310041305074.pdf. If You Have Already Sent
    in Your Votes, Please Do Not-return This Proxy Form
    Unless You Decide to Amend Your Original
    Instructions.-thank You.                            Non-Voting                Non-Voting
1   Appointment of Mrs. Umit Boyner As Supervisory
    Board Member                                        Management  For           Voted - For
2   Powers to Carry Out All Legal Formalities           Management  For           Voted - For
Meeting Date: 28-May-14  Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    320516 Due to Addition Of-resolution O.19. All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to the
    Gl-obal Custodians on the Vote Deadline Date. in
    Capacity As Registered Intermedi-ary, the Global
    Custodians Will Sign the Proxy Cards and Forward
    Them to the L-ocal Custodian. If You Request More
    Information, Please Contact Your Client
    Re-presentative.                                    Non-Voting                Non-Voting
    Please Note in the French Market That the Only
    Valid Vote Options are "for" An-d "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    Please Note That Important Additional Meeting
    Information is Available by Clic-king on the
    Material Url Link: Http://www.journal-
    Officiel.gouv.fr//pdf/2014/0-
    512/201405121401750.pdf and
    Http://www.journal-officiel.gouv.fr//pdf/2014/0512-
    /201405121401941.pdf                                Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the Financial Year Ended on December
    31st, 2013-approval of Non-tax Deductible Costs and
    Expenses                                            Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31st, 2013 Management  For           Voted - For
O.3 Allocation of Income for the Financial Year and
    Setting the Dividend                                Management  For           Voted - For
O.4 Adjusting the Reserve for Own Shares                Management  For           Voted - For
O.5 Special Report of the Statutory Auditors on the
    Regulated Agreements and Commitments and Approval
    of These Agreements                                 Management  For           Voted - For
O.6 Advisory Review on the Compensation Owed Or Paid to
    Mr. Wilfried Verstraete, Chairman of the Executive
    Board for the Financial Year Ended on December
    31st, 2013                                          Management  For           Voted - For
O.7 Advisory Review on the Compensation Owed Or Paid to
    Mr. Gerd-uwe Baden, Mr. Frederic Biziere, Mr. Dirk


1323




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Oevermann and Mr. Paul Overeem, Executive Board
    Members for the Financial Year Ended on December
    31st, 2013                                           Management  For           Voted - For
O.8 Setting the Amount of Attendance Allowances
    Allocated to the Supervisory Board                   Management  For           Voted - For
O.9 Authorization to be Granted to the Executive Board
    to Allow the Company to Repurchase Its Own Shares
    Under the Plan Referred to in Article L.225-209 of
    the Commercial Code                                  Management  For           Voted - For
E.10 Authorization to be Granted to the Executive Board
    to Cancel Shares Repurchased by the Company Under
    the Plan Referred to in Article L.225- 209 of the
    Commercial Code                                      Management  For           Voted - For
E.11 Delegation of Authority to be Granted to the
    Executive Board to Increase Capital by
    Incorporation of Reserves, Profits And/or Premiums   Management  For           Voted - For
E.12 Delegation of Authority to be Granted to the
    Executive Board to Issue Common Shares And/or
    Securities Giving Access to Capital And/or
    Entitling to the Allotment of Debt Securities While
    Maintaining Preferential Subscription Rights         Management  For           Voted - For
E.13 Authorization to Increase the Amount of Issuances
    in Case of Oversubscription                          Management  For           Voted - For
E.14 Delegation of Authority to be Granted to the
    Executive Board to Issue Common Shares with
    Cancellation of Preferential Subscription Rights in
    Favor of Members of A Company Savings Plan Pursuant
    to Articles L.3332-18 Et Seq. of the Code of Labor   Management  For           Voted - For
E.15 Authorization to be Granted to the Executive Board
    to Allocate Free Shares to Employees (and/or Some
    Corporate Officers.)                                 Management  For           Voted - For
E.16 Changing the Corporate Name and Consequential
    Amendment to Article 2 of the Bylaws                 Management  For           Voted - For
E.17 Amendment to Article 20 of the Bylaws               Management  For           Voted - For
E.18 Powers to Carry Out All Formalities                 Management  For           Voted - For
O.19 Special Report of the Statutory Auditors on the
    Regulated Agreements and Commitments and Approval
    of A Commitment Made in Favor of Mrs. Clarisse Kopff Management  For           Voted - For
FIRSTGROUP PLC, ABERDEEN
CUSIP: G34604101
Meeting Date: 17-Jul-13  Meeting Type: Annual General Meeting
1   To Receive the Annual Report and Financial
    Statements                                           Management  For           Voted - For
2   To Approve the Directors Remuneration Report         Management  For           Voted - For
3   To Re-elect Professor David Begg As A Director       Management  For           Voted - For
4   To Re-elect Martin Gilbert As A Director             Management  For           Voted - For
5   To Re-elect Colin Hood As A Director                 Management  For           Voted - For
6   To Re-elect Tim O Toole As A Director                Management  For           Voted - For
7   To Re-elect John Sievwright As A Director            Management  For           Voted - For


1324




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   To Re-elect Mick Barker As A Director               Management  For           Voted - For
9   To Elect Chris Surch As A Director                  Management  For           Voted - For
10  To Elect Brian Wallace As A Director                Management  For           Voted - For
11  To Elect Jim Winestock As A Director                Management  For           Voted - For
12  To Re-appoint Deloitte LLP As Independent Auditors  Management  For           Voted - For
13  To Authorise the Directors to Determine the
    Remuneration of the Independent Auditors            Management  For           Voted - For
14  To Authorise the Directors to Allot Shares          Management  For           Voted - For
15  To Authorise the Directors to Disapply Pre- Emption
    Rights                                              Management  For           Voted - For
16  To Permit the Company to Purchase Its Own Shares    Management  For           Voted - For
17  To Authorise the Company to Make Political
    Donations and Incur Political Expenditure           Management  For           Voted - For
18  To Authorise the Calling of General Meetings of the
    Company by Notice of 14 Clear Days                  Management  For           Voted - Against
FISHER & PAYKEL HEALTHCARE CORPORATION LTD
CUSIP: Q38992105
Meeting Date: 27-Aug-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 4 and 5 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded. Hence, If You
    Have Obtained Benefit Or Do-expect to Obtain Future
    Benefit You Should Not Vote (or Vote "abstain")
    For-the Relevant Proposal Items.                    Non-Voting                Non-Voting
1   To Elect Donal O'dwyer As A Director                Management  For           Voted - For
2   To Elect Geraldine Mcbride As A Director            Management  For           Voted - For
3   To Authorise the Directors to Fix the Fees and
    Expenses of the Company's Auditor                   Management  For           Voted - For
4   To Approve the Issue of Share Rights to Michael
    Daniell As Set Out in the Notice of Annual
    Shareholders' Meeting 2013                          Management  For           Voted - For
5   To Approve the Issue of Options to Michael Daniell
    As Set Out in the Notice of Annual Shareholders'
    Meeting 2013                                        Management  For           Voted - For
6   To Approve the Fisher & Paykel Healthcare (north
    America) Share Option Plan and the Fisher & Paykel
    Healthcare Performance Share Rights Plan            Management  For           Voted - For
FONCIERE DES REGIONS, METZ
CUSIP: F42399109
Meeting Date: 28-Apr-14 Meeting Type: MIX
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting


1325




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to
    The-global Custodians on the Vote Deadline Date. in
    Capacity As Registered-intermediary, the Global
    Custodians Will Sign the Proxy Cards and
    Forward-them to the Local Custodian. If You Request
    More Information, Please Contact-your Client
    Representative.                                      Non-Voting                Non-Voting
    11 Apr 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking
    on the Material Url Link:- Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/0317/2014031714006-
    65.pdf. Please Note That This is A Revision Due to
    Receipt of Additional Url:-http://www.journal-
    Officiel.gouv.fr//pdf/2014/0411/201404111401026
    .pdf. If You-have Already Sent in Your Votes,
    Please Do Not Return This Proxy Form Unless-you
    Decide to Amend Your Original Instructions. Thank
    You                                                  Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the Financial Year Ended December
    31, 2013-discharge to the Board Members, Ceo and
    Managing Directors for the Fulfillment of Their
    Duties During This Financial Year                    Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended December 31, 2013       Management  For           Voted - For
O.3 Allocation of Income-dividend Distribution           Management  For           Voted - For
O.4 Approval of the Special Report of the Statutory
    Auditors Prepared Pursuant to Article L.225-40 of
    the Commercial Code and the Agreements Pursuant to
    Article L.225-38 of the Commercial Code              Management  For           Voted - For
O.5 Appointment of Mrs. Sigrid Duhamel As Board Member   Management  For           Voted - For
O.6 Authorization to be Granted to the Board of
    Directors to Allow the Company to Purchase Its Own
    Shares                                               Management  For           Voted - For
O.7 Review of the Compensation Owed Or Paid to Mr. Jean
    Laurent, Chairman of the Board of Directors for the
    2013 Financial Year                                  Management  For           Voted - For
O.8 Review of the Compensation Owed Or Paid to Mr.
    Christophe Kullmann, Ceo for the 2013 Financial Year Management  For           Voted - For
O.9 Review of the Compensation Owed Or Paid to Mr.
    Olivier Esteve, Managing Director for the 2013
    Financial Year                                       Management  For           Voted - For
O.10 Review of the Compensation Owed Or Paid to Mr. Aldo
    Mazzocco, Managing Director for the 2013 Financial
    Year                                                 Management  For           Voted - For
E.11 Delegation of Authority Granted to the Board of
    Directors to Decide to Increase Share Capital of
    the Company by Incorporation of Reserves, Profits
    Or Premiums                                          Management  For           Voted - For
E.12 Authorization to the Board of Directors to Reduce
    Share Capital of the Company by Cancellation of
    Shares                                               Management  For           Voted - For


1326




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
E.13 Delegation of Authority to the Board of Directors
    to Issue Shares And/or Securities Giving Access to
    Capital of the Company While Maintaining
    Shareholders' Preferential Subscription Rights       Management  For           Voted - For
E.14 Delegation of Authority to the Board of Directors
    to Issue Securities Representing Debts Giving
    Access to Capital of the Company with Cancellation
    of Shareholders' Preferential Subscription Rights
    Via Public Offering                                  Management  For           Voted - Against
E.15 Delegation of Authority to the Board of Directors
    to Carry Out Capital Increases Reserved for
    Employees of the Company and Companies of Fonciere
    Des Regions Group Who are Members of Company
    Savings Plan with Cancellation of Shareholders'
    Preferential Subscription Rights                     Management  For           Voted - For
E.16 Authorization to the Board of Directors to Allocate
    Free Existing Shares Or Shares to be Issued to
    Employees And/or Corporate Officers of the Company
    and Affiliated Companies with Cancellation of
    Shareholders' Preferential Subscription Rights       Management  For           Voted - For
E.17 Powers to Carry Out All Legal Formalities           Management  For           Voted - For
FORD OTOMOTIV SANAYI AS, KOCAELI
CUSIP: M7608S105
Meeting Date: 25-Mar-14  Meeting Type: Annual General Meeting
    Important Market Processing Requirement: Power of
    Attorney (poa) Requirements-vary by Custodian.
    Global Custodians May Have A Poa in Place Which
    Would- Eliminate the Need for the Individual
    Beneficial Owner Poa. in the Absence Of-this
    Arrangement, an Individual Beneficial Owner Poa May
    be Required. If You-have Any Questions Please
    Contact Your Client Service Representative.
    Thank-you.                                           Non-Voting                Non-Voting
    To Attend A Meeting, the Attendee(s) Must Present A
    Poa Issued by The- Beneficial Owner, Notarised by A
    Turkish Notary.                                      Non-Voting                Non-Voting
1   Opening and Formation of the Presidency Board        Management  For           Voted - For
2   Reading and Discussion of the Report Prepared by
    the Board                                            Management  For           Voted - For
3   Reading and Discussion of the Reports Prepared by
    the Independent Audit Firm                           Management  For           Voted - For
4   Reading, Discussion and Approval of the Financial
    Statements                                           Management  For           Voted - For
5   Approval of Changes Within the Board                 Management  For           Voted - For
6   Release of the Board                                 Management  For           Voted - For
7   Approval of Dividend Policy                          Management  For           Voted - For
8   Decision on Profit Distribution Proposal             Management  For           Voted - For
9   Election of the Board and Determination of Their
    Number and Term of Office and Election of
    Independent Board                                    Management  For           Voted - For


1327




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
10  Informing the Shareholders About Wage Policy of
    Senior Management                                   Management  For           Voted - For
11  Determination of Wages                              Management  For           Voted - For
12  Approval of Independent Audit Firm                  Management  For           Voted - For
13  Informing the Shareholders About Related Party
    Transactions                                        Management  For           Voted - For
14  Informing the Shareholders About Donations and
    Determination of Upper Limit for Donations          Management  For           Voted - For
15  Granting Permission to Carry Out Transactions That
    Might Lead to Conflict of Interest with the Company
    and to Compete to the Majority Shareholders, Board,
    High Level Executives and Their Spouses Accordance
    with the Article 395 and 396 of the Turkish
    Commercial Code                                     Management  For           Voted - Against
16  Wishes                                              Management  For           Voted - For
FORTUM CORPORATION, ESPOO
CUSIP: X2978Z118
Meeting Date: 08-Apr-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Calling the Meeting to Order                        Non-Voting                Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                  Non-Voting                Non-Voting
4   Recording the Legality of the Meeting               Non-Voting                Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                       Non-Voting                Non-Voting
6   Presentation of the Annual Accounts, the Report of
    the Board of Directors And-the Auditor's Report for
    the Year 2013                                       Non-Voting                Non-Voting
7   Adoption of the Financial Statements and
    Consolidated Financial Statements for Year 2013     Management  For           Voted - For
8   Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend the Board
    Proposes That A Dividend of Eur 1,10 Per Share Will
    be Paid                                             Management  For           Voted - For
9   Resolution of the Discharge from Liability of the
    Members of the Board of Directors, the President
    and Ceo and the Deputy President and Ceo            Management  For           Voted - For
10  Resolution on the Remuneration of the Members of
    the Board of Directors                              Management  For           Voted - For
11  Resolution on the Number of Members of the Board of
    Directors the Shareholders Nomination Board


1328




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Proposes That the Board Shall Consist of Eight (8)
    Members                                             Management  For           Voted - For
12  Election of the Chairman, Deputy Chairman and
    Members of the Board of Directors the Shareholder's
    Nomination Board Proposes That S.baldauf be
    Re-elected As Chairman, K.ignatius As Deputy
    Chairman, M.akhtarzand, H-w.binzel,
    I.ervasti-vaintola and C.ramm-schmidt As Well As
    New Members P.taalas and J.talvitie be Elected to
    the Board of Directors                              Management  For           Voted - For
13  Resolution on the Remuneration of the Auditor       Management  For           Voted - For
14  Election of Auditor on the Recommendation of the
    Audit and Risk Committee, the Board Proposes That
    Deloitte and Touche Ltd, Authorised Public
    Accountants be Re-elected As the Auditor            Management  For           Voted - For
15  Amendment of the Articles of Association the Board
    of Directors Proposes That Articles 6, 12, 3 and 4
    of Articles of Association be Amended               Management  For           Voted - For
16  Closing of the Meeting                              Non-Voting                Non-Voting
FRANKLIN STREET PROPERTIES CORP.
CUSIP: 35471R106 TICKER: FSP
Meeting Date: 15-May-14    Meeting Type: Annual
1.  Director                                            Management
1   George J. Carter                                    Management  For           Voted - For
2   Georgia Murray                                      Management  For           Voted - For
2.  To Ratify the Audit Committee's Appointment of
    Ernst & Young LLP As our Independent Registered
    Public Accounting Firm for the Fiscal Year Ending
    December 31, 2014.                                  Management  For           Voted - For
3.  To Approve, by Non-binding Vote, Executive
    Compensation.                                       Management  For           Voted - For
FREEHOLD ROYALTIES LTD, CALGARY AB
CUSIP: 356500108
Meeting Date: 14-May-14    Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.9 and 2". Thank You.              Non-Voting                Non-Voting
1.1 Election of Director: D. Nolan Blades               Management  For           Voted - For
1.2 Election of Director: Harry S. Campbell             Management  For           Voted - For
1.3 Election of Director: Peter T. Harrison             Management  For           Voted - For
1.4 Election of Director: Arthur N. Korpach             Management  For           Voted - For
1.5 Election of Director: Susan M. Mackenzie            Management  For           Voted - For
1.6 Election of Director: Thomas J. Mullane             Management  For           Voted - For
1.7 Election of Director: David J. Sandmeyer            Management  For           Voted - For
1.8 Election of Director: Rodger A. Tourigny            Management  For           Voted - For


1329

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.9 Election of Director: Aidan M. Walsh                Management  For           Voted - For
2   Appointment of KPMG LLP, Chartered Accountants, As
    Auditors of Freehold for the Ensuing Year           Management  For           Voted - For
FREENET AG, BUEDELSDORF
CUSIP: D3689Q134
Meeting Date: 13-May-14  Meeting Type: Annual General Meeting
    Please Note That by Judgement of Olg Cologne
    Rendered on June 6, 2012, Any Sha-reholder Who
    Holds an Aggregate Total of 3 Percent Or More of
    the Outstanding-share Capital Must Register Under
    Their Beneficial Owner Details Before the
    Ap-propriate Deadline to be Able to Vote. Failure
    to Comply with the Declaration-requirements As
    Stipulated in Section 21 of the Securities Trade
    Act (wphg) Ma-y Prevent the Shareholder from Voting
    at the General Meetings. Therefore, Your-custodian
    May Request That We Register Beneficial Owner Data
    for All Voted Ac-counts with the Respective Sub
    Custodian. If You Require Further Information W-
    Hether Or Not Such Bo Registration Will be
    Conducted for Your Custodians Accou-nts, Please
    Contact Your Csr.                                   Non-Voting                Non-Voting
    The Sub Custodians Have Advised That Voted Shares
    are Not Blocked for Trading-purposes I.e. They are
    Only Unavailable for Settlement. Registered Shares
    Will-be Deregistered at the Deregistration Date by
    the Sub Custodians. in Order To-deliver/settle A
    Voted Position Before the Deregistration Date A
    Voting Instr-uction Cancellation and
    De-registration Request Needs to be Sent to Your
    Csr O-r Custodian. Please Contact Your Csr for
    Further Information.                                Non-Voting                Non-Voting
    The Vote/registration Deadline As Displayed on
    Proxyedge is Subject to Change-and Will be Updated
    As Soon As Broadridge Receives Confirmation from
    the Sub C-ustodians Regarding Their Instruction
    Deadline. for Any Queries Please Contact-your
    Client Services Representative.                     Non-Voting                Non-Voting
    According to German Law, in Case of Specific
    Conflicts of Interest in Connecti-on with Specific
    Items of the Agenda for the General Meeting You are
    Not Entit-led to Exercise Your Voting Rights.
    Further, Your Voting Right Might be Exclud-ed When
    Your Share in Voting Rights Has Reached Certain
    Thresholds and You                                  Non-Voting                Non-Voting
    Hav-e Not Complied with Any of Your Mandatory
    Voting Rights Notifications Pursuant-to the German
    Securities Trading Act (whpg). for Questions in
    This Regard Ple-ase Contact Your Client Service
    Representative for Clarification. If You Do No-t
    Have Any Indication Regarding Such Conflict of


1330




                            GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Interest, Or Another Exclusio-n from Voting, Please
    Submit Your Vote As Usual. Thank You.                                         Non-Voting
    Counter Proposals May be Submitted Until 28 Apr
    2014 Further Information on Co-unter Proposals Can
    be Found Directly on the Issuer's Website (please
    Refer To-the Material Url Section of the
    Application). If You Wish to Act on These Ite-ms,
    You Will Need to Request A Meeting Attend and Vote
    Your Shares Directly At-the Company's Meeting.
    Counter Proposals Cannot be Reflected in the Ballot
    On-proxyedge.                                       Non-Voting                Non-Voting
1.  Receive Financial Statements and Statutory Reports
    for Fiscal 2013                                     Non-Voting                Non-Voting
2.  Approve Allocation of Income and Dividends of Eur
    1.45 Per Share                                      Management  For           Voted - For
3.  Approve Discharge of Management Board for Fiscal
    2013                                                Management  For           Voted - For
4.  Approve Discharge of Supervisory Board for Fiscal
    2013                                                Management  For           Voted - For
5.  Ratify PricewaterhouseCoopers Ag As Auditors for
    Fiscal 2014                                         Management  For           Voted - For
6.  Authorize Share Repurchase Program and Reissuance
    Or Cancellation of Repurchased Shares               Management  For           Voted - For
7.  Authorize Use of Financial Derivatives When
    Repurchasing Shares                                 Management  For           Voted - For
8.  Approve Issuance of Warrants/bonds with Warrants
    Attached/convertible Bonds with Partial Exclusion
    of Preemptive Rights Up to Aggregate Nominal Amount
    of Eur 640 Million Approve Creation of Eur 12.8
    Million Pool of Capital to Guarantee Conversion
    Rights                                              Management  For           Voted - For
FRONTIER COMMUNICATIONS CORP
CUSIP: 35906A108 TICKER: FTR
Meeting Date: 14-May-14     Meeting Type: Annual
1.  Director                                            Management
1   Leroy T. Barnes, Jr.                                Management  For           Voted - For
2   Peter C.b. Bynoe                                    Management  For           Voted - For
3   Edward Fraioli                                      Management  For           Voted - For
4   Daniel J. Mccarthy                                  Management  For           Voted - For
5   Pamela D.a. Reeve                                   Management  For           Voted - For
6   Virginia P. Ruesterholz                             Management  For           Voted - For
7   Howard L. Schrott                                   Management  For           Voted - For
8   Larraine D. Segil                                   Management  For           Voted - For
9   Mark Shapiro                                        Management  For           Voted - For
10  Myron A. Wick, III                                  Management  For           Voted - For
11  Mary Agnes Wilderotter                              Management  For           Voted - For
2.  To Consider and Vote Upon an Advisory Proposal on
    Executive Compensation.                             Management  For           Voted - For


1331




                             GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  To Ratify the Selection of KPMG LLP As our
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
G.U.D. HOLDINGS LTD
CUSIP: Q43709106
Meeting Date: 31-Oct-13      Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (3, 4 and 5),- You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect to Obtain-benefit by the Passing of
    the Relevant Proposal/s and You Comply with
    The-voting Exclusion                                Non-Voting                Non-Voting
2.1 Re-election of Ross Herron                          Management  For           Voted - For
2.2 Re-election of Peter Hay                            Management  For           Voted - For
3   Remuneration Report                                 Management  For           Voted - For
4   Approval of Lti Grant to Managing Director: Mr
    Jonathan Ling                                       Management  For           Voted - For
5   That in Accordance with Rule 36 of the Company's
    Constitution, the Maximum Aggregate Remuneration
    Payable from the Company to Non- Executive
    Directors of the Company for Their Services As
    Directors Including Their Service on A Committee of
    Directors be Increased by Aud200,000 to A Maximum
    Sum of Aud1,000,000 Per Annum                       Management  For           Voted - For
GDF SUEZ SA, PARIS
CUSIP: F42768105
Meeting Date: 28-Apr-14      Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    290889 Due to Addition Of-resolution 'a'. All Votes
    Received on the Previous Meeting Will be
    Disregarded-and You Will Need to Reinstruct on This
    Meeting Notice. Thank You.                          Non-Voting                Non-Voting
    09 Apr 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking on
    the Material Url Link:
    Https://balo.journal-officiel.gouv-
    .fr/pdf/2014/0307/201403071400511.pdf. Please Note
    That This is A Revision Due-to Receipt of


1332




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Additional Url:
    Http://www.journal-officiel.gouv.fr//pdf/2014/0-
    409/201404091400972.pdf. If You Have Already Sent
    in Your Votes for Mid: 3111-91 Please Do Not Revote
    on This Meeting Unless You Decide to Amend Your
    Instru-ctions                                       Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to the
    Gl-obal Custodians on the Vote Deadline Date. in
    Capacity As Registered Intermedi-ary, the Global
    Custodians Will Sign the Proxy Cards and Forward
    Them to the L-ocal Custodian. If You Request More
    Information, Please Contact Your Client
    Re-presentative.                                    Non-Voting                Non-Voting
    Please Note in the French Market That the Only
    Valid Vote Options are "for" An-d "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
O.1 Approval of the Transactions and Annual Corporate
    Financial Statements for the Financial Year Ended
    on December 31, 2013                                Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31, 2013   Management  For           Voted - For
O.3 Allocation of Income and Setting the Dividend for
    the Financial Year Ended on December 31, 2013       Management  For           Voted - For
O.4 Approval of the Regulated Agreements Pursuant to
    Article L.225-38 of the Commercial Code             Management  For           Voted - For
O.5 Authorization to be Granted to the Board of
    Directors to Trade in Company's Shares              Management  For           Voted - For
O.6 Renewal of Term of Ernst & Young Et Autres As
    Principal Statutory Auditor                         Management  For           Voted - For
O.7 Renewal of Term of Deloitte & Associes As Principal
    Statutory Auditor                                   Management  For           Voted - For
O.8 Renewal of Term of Auditex As Deputy Statutory
    Auditor                                             Management  For           Voted - For
O.9 Renewal of Term of Beas As Deputy Statutory Auditor Management  For           Voted - For
E.10 Delegation of Authority to the Board of Directors
    to Decide While Maintaining Preferential
    Subscription Rights (i) to Issue Common Shares
    And/or Any Securities Giving Access to Capital of
    the Company And/or Subsidiaries of the Company,
    And/or (ii) to Issue Securities Entitling to the
    Allotment of Debt Securities                        Management  For           Voted - For
E.11 Delegation of Authority to the Board of Directors
    to Decide with the Cancellation of Preferential
    Subscription Rights (i) to Issue Common Shares
    And/or Any Securities Giving Access to Capital of
    the Company And/or Subsidiaries of the Company,
    And/or (ii) to Issue Securities Entitling to the
    Allotment of Debt Securities                        Management  For           Voted - For
E.12 Delegation of Authority to the Board of Directors
    to Decide to Issue Common Shares Or Various
    Securities with the Cancellation of Preferential
    Subscription Rights Via an Offer Pursuant to


1333




GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Article L.411-2, II of the Monetary and Financial
Code                                                    Management  For           Voted - For
E.13 Delegation of Authority to the Board of Directors
to Increase the Number of Securities to be Issued
in Case of Issuance Carried Out with Or Without
Preferential Subscription Rights As Referred to in
the 10th, 11th and 12th Resolutions Up to 15% of
the Initial Issuance                                    Management  For           Voted - For
E.14 Delegation of Authority to the Board of Directors
to Issue Common Shares And/or Various Securities,
in Consideration for Contributions of Securities
Granted to the Company Up to 10% of the Share
Capital                                                 Management  For           Voted - For
E.15 Delegation of Authority to the Board of Directors
to Decide to Increase Share Capital by Issuing
Shares Or Securities Giving Access to Capital with
the Cancellation of Preferential Subscription
Rights in Favor of Employees Who are Members of Gdf
Suez Group Savings Plans                                Management  For           Voted - For
E.16 Delegation of Authority to the Board of Directors
to Decide to Increase Share Capital by Issuing
Shares Or Securities Giving Access to Capital with
the Cancellation of Preferential Subscription
Rights in Favor of Any Entity Established As Part
of the Implementation of the Gdf Suez Group
International Employee Stock Ownership Plan             Management  For           Voted - For
E.17 Overall Limitation on Future And/or Immediate
Capital Increase Delegations                            Management  For           Voted - For
E.18 Delegation of Authority to the Board of Directors
to Decide to Increase Share Capital by
Incorporation of Reserves, Profits, Premiums Or
Otherwise                                               Management  For           Voted - For
E.19 Authorization to be Granted to the Board of
Directors to Reduce Share Capital by Cancellation
of Treasury Shares                                      Management  For           Voted - For
E.20 Authorization to be Granted to the Board of
Directors to Allocate Free Shares, on the One Hand
to All Employees and Corporate Officers of
Companies of the Group (with the Exception of
Corporate Officers of the Company), and on the
Other Hand to Employees Participating in A Gdf Suez
Group International Employee Stock Ownership Plan       Management  For           Voted - For
E.21 Authorization to be Granted to the Board of
Directors to Allocate Free Shares to Some Employees
and Corporate Officers of Companies of the Group
(with the Exception of Corporate Officers of the
Company                                                 Management  For           Voted - For
E.22 Dividend Increase in Favor of Any Shareholder Who,
at the End of the Financial Year, Has Held
Registered Shares for at Least Two Years and Still
Holds Them at the Payment Date of the Dividend for
This Financial Year                                     Management  For           Voted - Against
E.23 Powers to Carry Out Decisions of the General
Meeting and Formalities                                 Management  For           Voted - For


1334




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.24 Review of the Components of the Compensation Owed
    Or Paid to Mr. Gerard Mestrallet, Chairman and Ceo
    for the 2013 Financial Year                         Management  For           Voted - For
O.25 Review of the Components of the Compensation Owed
    Or Paid to Mr. Jean-francois Cirelli, Vice-chairman
    and Managing Director for the 2013 Financial Year   Management  For           Voted - For
A   Please Note That This Resolution is A Shareholder
    Proposal: Addition Submitted by the Supervisory
    Board of Fcpe Link France: (resolution Not Approved
    by the Board of Directors) Amendment to the Third
    Resolution Regarding the Dividend. Setting the
    Dividend for the 2013 Financial Year at Euros 0.83
    Per Share, Including the Interim Payment of Euros
    0.8 Per Share Paid on November 20th, 2013           Shareholder Against       Voted - Against
GWA GROUP LTD
CUSIP: Q4394K152
Meeting Date: 30-Oct-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on Proposals (3, 4 and 5),- You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect to Obtain-benefit by the Passing of
    the Relevant Proposal/s and You Comply with
    The-voting Exclusion.                               Non-Voting                Non-Voting
1   Re-election of Director-mr Peter Birtles            Management  For           Voted - For
2   Re-election of Director-mr Robert Anderson          Management  For           Voted - For
3   Adoption of Remuneration Report                     Management  For           Voted - For
4   Approval of Grant of Performance Rights to Managing
    Director Under the Long Term Incentive Plan         Management  For           Voted - For
5   Approval of Grant of Performance Rights to
    Executive Director Under the Long Term Incentive
    Plan                                                Management  For           Voted - For
HALFORDS GROUP PLC, REDDITCH, WORCESTERSHIRE
CUSIP: G4280E105
Meeting Date: 30-Jul-13   Meeting Type: Annual General Meeting
1   To Receive the Audited Financial Statements and the
    Directors' and Auditor's Reports for the Financial
    Year Ended 29 March 2013                            Management  For           Voted - For


1335




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   To Declare A Final Dividend                          Management  For           Voted - For
3   To Approve the Directors' Remuneration Report        Management  For           Voted - Against
4   To Elect Matt Davies As A Director                   Management  For           Voted - For
5   To Re-elect Dennis Millard As A Director             Management  For           Voted - For
6   To Re-elect Keith Harris As A Director               Management  For           Voted - For
7   To Re-elect William Ronald As A Director             Management  For           Voted - For
8   To Re-elect David Adams As A Director                Management  For           Voted - For
9   To Re-elect Claudia Arney As A Director              Management  For           Voted - For
10  To Re-elect Andrew Findlay As A Director             Management  For           Voted - For
11  To Appoint KPMG LLP As Auditor                       Management  For           Voted - For
12  To Authorise the Directors to Determine the
    Remuneration of the Auditor                          Management  For           Voted - For
13  To Renew the General Authority to Allot Relevant
    Securities                                           Management  For           Voted - For
14  To Disapply Statutory Pre-emption Rights (special
    Resolution)                                          Management  For           Voted - For
15  To Authorise the Company to Make Market Purchases
    of Its Own Shares (special Resolution)               Management  For           Voted - For
16  To Authorise the Company to Make Political Donations Management  For           Voted - For
17  To Authorise That General Meetings, Other Than Agms
    Can be Called on 14 Clear Days' Notice(special
    Resolution)                                          Management  For           Voted - Against
HERA SPA, BOLOGNA
CUSIP: T5250M106
Meeting Date: 23-Apr-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    287860 Due to Receipt of S-lates for Directors' and
    Auditors' Names Under Resolutions O.4 and O.6 and
    App-lying Spin Control. All Votes Received on the
    Previous Meeting Will be Disrega-rded and You Will
    Need to Reinstruct on This Meeting Notice. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That the Italian Language Agenda is
    Available by Clicking on the U-rl Link:
    Https://materials.proxyvote.com/approved/99999
    Z/19840101/nps_194161.p-df                           Non-Voting                Non-Voting
E.1 Amendment of Article 16.1 of the Articles of
    Association As Amended by the Transitory Clause of
    Said Articles of Association                         Management                Non-Voting
E.2 Amendment of Article 17.2 of the Articles of
    Association As Amended by the Transitory Clause of
    Said Articles of Association                         Management                Non-Voting
E.3 Approval of the Merger by Incorporation of Amga
    Azienda Multiservizi S.p.a. Into Hera S.p.a.
    Pursuant to Article 2501 Et. Seq. of the Italian
    Civil Code and the Consequent Amendment of
    Paragraph 5.1 of the Articles of Association         Management                Non-Voting
O.1 Financial Statements As of 31 December 2013,
    Directors' Report, Proposal to Distribute the


1336




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Profit, and Report of the Board of Statutory
    Auditors                                            Management                Non-Voting
O.2 Presentation of the Corporate Governance Report and
    Remuneration Policy Resolutions                     Management                Non-Voting
O.3 Renewal of the Authorisation to Purchase Treasury
    Shares and Procedures for Arrangement of the Same   Management                Non-Voting
    Please Note That Although There are 2 Slates to be
    Elected As Board of Directo-rs, There is Only 1
    Slate Available to be Filled at the Meeting. the
    Standing-instructions for This Meeting Will be
    Disabled And, If You Choose, You are Req-uired to
    Vote for Only 1 of the 2 Slates. Thank You.         Non-Voting                Non-Voting
O.4.1Please Note That This is A Shareholders' Proposal:
    Appointment of the Members of the Board of
    Directors: Majority List: Tomaso Tommasi Di
    Vignano, Stefano Venier, Giovanni Basile, Giorgia
    Gagliarrii, Stefano Manara, Danilo Manfredi, Forte
    Clo, Tiziana Primori, Luca Mandrioli, Cesare
    Pillon, Riccardo Illy and Enea Sermasi              Shareholder               Non-Voting
O.4.2Please Note That This is A Shareholders' Proposal:
    Appointment of the Members of the Board of
    Directors: Minority List: Mara Bernardini, Massimo
    Giusti and Bruno Tani                               Shareholder               Non-Voting
O.5 Determination of Fees for Members of the Board of
    Directors                                           Management                Non-Voting
    Please Note That Although There are 2 Options to
    Indicate A Preference on This-resolution, Only One
    Can be Selected. the Standing Instructions for This
    Meet-ing Will be Disabled And, If You Choose, You
    are Required to Vote for Only 1 O-f the 2 Options
    Below, Your Other Votes Must be Either Against Or
    Abstain. Tha-nk You.                                Non-Voting                Non-Voting
O.6.1Please Note That This is A Shareholders' Proposal:
    Appointment of the Members of the Board of
    Statutory Auditors and of the Chairman: Majority
    List: Marianna Girolomini - Candidate Standing
    Auditor, Antonio Gaiani - Candidate Standing
    Auditor and Valeria Bortolotti - Candidate
    Alternate Auditor                                   Shareholder               Non-Voting
O.6.2Please Note That This is A Shareholders' Proposal:
    Appointment of the Members of the Board of
    Statutory Auditors and of the Chairman: Minority
    List: Sergio Santi - Candidate Standing Auditor;
    Violetta Frasnedi - Candidate Alternate Auditor     Shareholder               Non-Voting
O.7 Determination of Fees for Members of the Board of
    Statutory Auditors                                  Management                Non-Voting
O.8 Appointment of Independent Auditors for the
    Statutory Audit for the Years 2015 2023             Management                Non-Voting


1337

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
HOME LOAN SERVICING SOLUTIONS, LTD
CUSIP: G6648D109 TICKER: HLSS
Meeting Date: 13-May-14 Meeting Type: Annual
1.  Director                                            Management
1   William C. Erbey                                    Management  For           Voted - For
2   John P. Van Vlack                                   Management  For           Voted - For
3   Kerry Kennedy                                       Management  For           Voted - For
4   Richard J. Lochrie                                  Management  For           Voted - For
5   David B. Reiner                                     Management  For           Voted - For
6   Robert Mcginnis                                     Management  For           Voted - For
2.  Proposal to Ratify the Appointment of Deloitte &
    Touche LLP As our Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  Proposal to Approve the 2013 Equity Incentive Plan. Management  For           Voted - For
4.  An Advisory Vote to Approve Executive Compensation. Management  For           Voted - For
HOSPITALITY PROPERTIES TRUST
CUSIP: 44106M102 TICKER: HPT
Meeting Date: 10-Jun-14 Meeting Type: Annual
1.1 Election of Independent Trustee: John L. Harrington Management  For           Voted - For
1.2 Election of Managing Trustee: Barry M. Portnoy      Management  For           Voted - For
2.  Approval of the Amendment to the Declaration of
    Trust to Permit the Annual Election of Trustees.    Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - For
4.  Ratification of the Appointment of Ernst & Young
    LLP As Independent Auditors to Serve for the 2014
    Fiscal Year.                                        Management  For           Voted - For
5.  To Consider and Vote Upon A Shareholder Proposal,
    If Properly Presented at the Meeting.               Shareholder               Voted - For
HUTCHISON PORT HOLDINGS TRUST, SINGAPORE
CUSIP: Y3780D104
Meeting Date: 28-Apr-14 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Report of the
    Trustee-manager, Statement by the Trustee-manager
    and the Audited Accounts of Hph Trust for the Year
    Ended 31 December 2013 Together with the
    Independent Auditor's Report Thereon                Management  For           Voted - For
2   To Re-appoint PricewaterhouseCoopers LLP As the
    Auditor of Hph Trust and to Authorise the Directors
    of the Trustee-manager to Fix Its Remuneration      Management  For           Voted - For


1338




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   That Pursuant to Clause 6.1.1 of the Deed of Trust
    Dated 25 February 2011, Constituting Hph Trust
    ("trust Deed"), Section 36 of the Business Trusts
    Act, Chapter 31a of Singapore ("bta"), and Rule 806
    of the Listing Manual of Singapore Exchange
    Securities Trading Limited ("sgx-st"), the Trustee-
    Manager, on Behalf of Hph Trust, be Authorised and
    Empowered To: (a) (i) Issue Units, Whether by Way
    of Rights, Bonus Or Otherwise; And/or (ii) Make Or
    Grant Offers, Agreements Or Options (collectively,
    "instruments") That Might Or Would Require Units to
    be Issued, Including But Not Limited to the
    Creation and Issue of (as Well As Adjustments To)
    Securities, Warrants, Debentures Or Other
    Instruments Convertible Into Units, at Any Time and
    Upon Such Terms and Conditions Whether for Cash Or
    Otherwise and for Such Purposes and to Such Contd   Management  For           Voted - For
    Contd Persons As the Trustee- Manager May in Its
    Absolute Discretion Deem Fit;-and (b)
    (notwithstanding That the Authority Conferred by
    This Resolution May- Have Ceased to be in Force)
    Issue Units Pursuant to Any Instrument Made
    Or-granted by the Trustee- Manager While This
    Resolution Was in Force, Provided-that: (1) the
    Aggregate Number of Units to be Issued Pursuant to
    This-resolution (including Units to be Issued
    Pursuant to the Instruments, Made Or-granted
    Pursuant to This Resolution) Shall Not Exceed Fifty
    Per Centum-(50.0%) of the Total                     Non-Voting                Non-Voting
    Number of Issued Units (excluding Treasury Units,
    If-any) (as Calculated in Accordance with
    Sub-paragraph (2) Below), of Which The-aggregate
    Number of Units to be Issued Other Than on A
    Pro-rata Basis To-existing Unitholders Shall Not
    Exceed Twenty Per Centum (20.0%) of the Total-contd                           Non-Voting
    Contd Number of Issued Units (excluding Treasury
    Units, If Any) (as- Calculated in Accordance with
    Subparagraph (2) Below); (2) (subject to
    Such-calculation As May be Prescribed by Sgx-st)
    for the Purpose of Determining-the Aggregate Number
    of Units That May be Issued Under Sub-paragraph
    (1)- Above, the Percentage of Issued Units Shall be
    Based on the Number of Issued-units (excluding
    Treasury Units, If Any) at the Time of the Passing
    of This-resolution, After Adjusting For: (a) New
    Units Arising from the Conversion Or-exercise of
    the Instruments; and (b) Any Subsequent Bonus
    Issue,- Consolidation Or Subdivision of Units; (3)
    in Exercising the Authority- Conferred by This
    Resolution, the Trustee-manager Shall Comply with
    The-provisions of the Listing Manual of Sgx-st for
    the Time Being in Force- (unless Such Compliance
    Has Contd                                           Non-Voting                Non-Voting
    Contd Been Waived by Sgx-st), the Trust Deed and
    the Bta; and (4) Unless-revoked Or Varied by Hph
    Trust in A General Meeting, Such Authority


1339




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shall-continue in Force Until (i) the Conclusion of
    the Next Annual General Meeting-of the Unitholders
    Or the Date by Which the Next Annual General
    Meeting Of-the Unitholders is Required by Law to be
    Held, Whichever is the Earlier; Or-(ii) in the Case
    of Units to be Issued Pursuant to the Instruments,
    Made Or-granted Pursuant to This Resolution, Until
    the Issuance of Such Units In-accordance with the
    Terms of the Instruments                            Non-Voting                Non-Voting
Meeting Date: 28-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Approval of the Trust Deed Supplement               Management  For           Voted - For
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution 1, Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
INTERMEDIATE CAPITAL GROUP PLC, LONDON
CUSIP: G4807D101
Meeting Date: 17-Jul-13 Meeting Type: Annual General Meeting
1   To Receive the Financial Statements and Reports of
    the Directors and Auditors for the Financial Year
    Ended 31 March 2013                                 Management  For           Voted - For
2   To Approve the Directors' Remuneration Report for
    the Financial Year Ended 31 March 2013              Management  For           Voted - Against
3   To Declare A Final Dividend of 13.7 Pence Per
    Ordinary Share for the Financial Year Ended 31
    March 2013                                          Management  For           Voted - For
4   To Reappoint Deloitte LLP As Auditors of the
    Company to Hold Office As the Company's Auditors
    Until the Conclusion of the Company's Agm in 2014   Management  For           Voted - Against
5   To Authorise the Directors to Set the Remuneration
    of the Auditors                                     Management  For           Voted - For
6   To Appoint Kim Wahl As A Director                   Management  For           Voted - For
7   To Appoint Lindsey Mcmurray As A Director           Management  For           Voted - For
8   To Reappoint Justin Dowley As A Director            Management  For           Voted - For
9   To Reappoint Peter Gibbs As A Director              Management  For           Voted - For
10  To Reappoint Kevin Parry As A Director              Management  For           Voted - For
11  To Reappoint Christophe Evain As A Director         Management  For           Voted - For
12  To Reappoint Philip Keller As A Director            Management  For           Voted - For
13  To Reappoint Benoit Durteste As A Director          Management  For           Voted - For
14  To Grant the Directors Authority to Allot Shares
    Pursuant to Section 551 of the Companies Act 2006   Management  For           Voted - For
15  Subject to the Passing of Res 14, to Authorise the
    Directors to Dis-apply Pre-emption Rights Pursuant
    to Sections 570 (1) and 573 of the Companies Act
    2006                                                Management  For           Voted - For
16  To Authorise the Company to Make Market Purchases
    of Its Ordinary Shares Pursuant to Section 701 of
    the Companies Act 2006                              Management  For           Voted - For


1340




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
17  To Approve That A General Meeting of the Company
    (other Than the Annual General Meeting) May be
    Called on Not Less Than 14 Clear Days' Notice        Management  For           Voted - Against
INTERSERVE PLC, TWYFORD
CUSIP: G49105102
Meeting Date: 17-Mar-14 Meeting Type: Ordinary General Meeting
1   That the Acquisition of the Total Facilities
    Services Business of Rentokil Initial PLC As
    Described in the Circular Dated 28 February 2014
    Hereby be Approved                                   Management  For           Voted - For
INVESCO MORTGAGE CAPITAL INC.
CUSIP: 46131B100 TICKER: IVR
Meeting Date: 01-May-14 Meeting Type: Annual
1.1 Election of Director: G. Mark Armour                 Management  For           Voted - For
1.2 Election of Director: James S. Balloun               Management  For           Voted - For
1.3 Election of Director: John S. Day                    Management  For           Voted - For
1.4 Election of Director: Karen Dunn Kelley              Management  For           Voted - For
1.5 Election of Director: Edward J. Hardin               Management  For           Voted - For
1.6 Election of Director: James R. Lientz, Jr.           Management  For           Voted - For
2.  Advisory Vote to Approve 2013 Executive Compensation Management  For           Voted - For
3.  Appointment of Grant Thornton LLP As the Company's
    Independent Registered Public Accounting Firm        Management  For           Voted - For
INVESTORS REAL ESTATE TRUST
CUSIP: 461730103 TICKER: IRET
Meeting Date: 17-Sep-13 Meeting Type: Annual
1.1 Election of Trustee: Timothy P. Mihalick             Management  For           Voted - For
1.2 Election of Trustee: Jeffrey L. Miller               Management  For           Voted - For
1.3 Election of Trustee: John T. Reed                    Management  For           Voted - For
1.4 Election of Trustee: W. David Scott                  Management  For           Voted - For
1.5 Election of Trustee: Stephen L. Stenehjem            Management  For           Voted - For
1.6 Election of Trustee: John D. Stewart                 Management  For           Voted - For
1.7 Election of Trustee: Thomas A. Wentz Jr.             Management  For           Voted - For
1.8 Election of Trustee: Jeffrey K. Woodbury             Management  For           Voted - For
1.9 Election of Trustee: Linda J. Hall                   Management  For           Voted - For
2.  Advisory Vote on Executive Compensation.             Management  For           Voted - For
3.  Re-approval of Incentive Award Plan.                 Management  For           Voted - For
4.  Ratification of Selection of Grant Thornton LLP As
    the Company's Independent Auditors for the Fiscal
    Year Ending April 30, 2014.                          Management  For           Voted - For


1341

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
IOOF HOLDINGS LTD
CUSIP: Q49809108
Meeting Date: 26-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 3, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
2.a To Re-elect Ms Jane Harvey As A Director             Management  For           Voted - For
2.b To Re-elect Mr Kevin White As A Director             Management  For           Voted - For
3   Remuneration Report                                  Management  For           Voted - For
4   Grant of Performance Rights to the Managing Director Management  For           Voted - For
5   Non Executive Director's Remuneration                Management  For           Voted - For
MAPLETREE LOGISTICS TRUST
CUSIP: Y5759Q107
Meeting Date: 16-Jul-13 Meeting Type: Annual General Meeting
1   To Receive and Adopt the Report of Hsbc
    Institutional Trust Services (singapore) Limited,
    As Trustee of Mlt (the "trustee"), the Statement by
    Mapletree Logistics Trust Management Ltd., As
    Manager of Mlt (the "manager"), and the Audited
    Financial Statements of Mlt for the Financial Year
    Ended 31 March 2013 and the Auditors' Report Thereon Management  For           Voted - For
2   To Re-appoint PricewaterhouseCoopers LLP As
    Auditors of Mlt to Hold Office Until the Conclusion
    of the Next Annual General Meeting of Mlt, and to
    Authorise the Manager to Fix Their Remuneration      Management  For           Voted - For
3   That Approval be and is Hereby Given to the
    Manager, to (a) (i) Issue Units in Mlt ("units")
    Whether by Way of Rights, Bonus Or Otherwise;
    And/or (ii) Make Or Grant Offers, Agreements Or
    Options (collectively, "instruments") That Might Or
    Would Require Units to be Issued, Including But Not
    Limited to the Creation and Issue of (as Well As
    Adjustments To) Securities, Warrants, Debentures Or
    Other Instruments Convertible Into Units, at Any
    Time and Upon Such Terms and Conditions and for
    Such Purposes and to Such Persons As the Manager


1342




GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                            PROPOSED BY MGT. POSITION REGISTRANT VOTED
May in Its Absolute Discretion Deem Fit; and (b)
Issue Units in Pursuance of Any Instruments Made Or
Granted by the Manager While This Resolution Was in
Force (notwithstanding That the Authority Conferred
by This Resolution May Have Ceased to be in Force
at the Time Such Units are Issued), Contd           Management  For           Voted - For
Contd Provided That: (1) the Aggregate Number of
Units to be Issued Pursuant-to This Resolution
(including Units to be Issued in Pursuance of
Instruments-made Or Granted Pursuant to This
Resolution) Shall Not Exceed Fifty Per Cent.-(50%)
of the Total Number of Issued Units (excluding
Treasury Units, If Any)-(as Calculated in
Accordance with Sub-paragraph (2) Below), of Which
The-aggregate Number of Units to be Issued Other
Than on A Pro Rata Basis To- Unitholders (including
Units to be Issued in Pursuance of Instruments Made
Or-granted Pursuant to This Resolution) Shall Not
Exceed Twenty Per Cent. (20%)-of the Total Number
of Issued Units (excluding Treasury Units, If Any)
(as-calculated in Accordance with Sub-paragraph (2)
Below); (2) Subject to Such-manner of Calculation
As May be Prescribed by the Sgx-st for the Contd    Non-Voting                Non-Voting
Contd Purpose of Determining the Aggregate Number
of Units That May be Issued-under Sub- Paragraph
(1) Above, the Total Number of Issued Units
(excluding-treasury Units, If Any) Shall be Based
on the Number of Issued Units-(excluding Treasury
Units, If Any) at the Time This Resolution is
Passed,-after Adjusting For: (a) Any New Units
Arising from the Conversion Or-exercise of Any
Instruments Which are Outstanding Or Subsisting at
the Time-this Resolution is Passed; and (b) Any
Subsequent Bonus Issue, Consolidation-or
Subdivision of Units; (3) in Exercising the
Authority Conferred by This-resolution, the Manager
Shall Comply with the Provisions of the
Listing-manual of the Sgx-st for the Time Being in
Force (unless Such Compliance Has-been Waived by
the Sgx-st) and the Trust Deed Constituting Mlt (as
Amended)-(the "trust Contd                          Non-Voting                Non-Voting
Contd Deed") for the Time Being in Force (unless
Otherwise Exempted Or Waived-by the Monetary
Authority of Singapore); (4) Unless Revoked Or
Varied By-unitholders in A General Meeting, the
Authority Conferred by This Resolution-shall
Continue in Force Until (i) the Conclusion of the
Next Annual General-meeting of Mlt Or (ii) the Date
by Which the Next Annual General Meeting Of-mlt is
Required by Applicable Regulations to be Held,
Whichever is Earlier;-(5) Where the Terms of the
Issue of the Instruments Provide for Adjustment
To-the Number of Instruments Or Units Into Which
the Instruments May Be-converted in the Event of
Rights, Bonus Or Other Capitalisation Issues Or
Any-other Events, the Manager is Authorised to


1343




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Issue Additional Instruments Or- Units Pursuant to
    Such Adjustment Notwithstanding That the Authority
    Contd                                               Non-Voting                Non-Voting
    Contd Conferred by This Resolution May Have Ceased
    to be in Force at the Time-the Instruments Or Units
    are Issued; and (6) the Manager and the Trustee,
    Be-and are Hereby Severally Authorised to Complete
    and Do All Such Acts And-things (including
    Executing All Such Documents As May be Required) As
    The-manager Or, As the Case May Be, the Trustee May
    Consider Expedient Or- Necessary Or in the Interest
    of Mlt to Give Effect to the Authority Conferred-by
    This Resolution                                     Non-Voting                Non-Voting
MEDICAL PROPERTIES TRUST, INC.
CUSIP: 58463J304 TICKER: MPW
Meeting Date: 15-May-14  Meeting Type: Annual
1.  Director                                            Management
1   Edward K. Aldag, Jr.                                Management  For           Voted - For
2   G. Steven Dawson                                    Management  For           Voted - For
3   R. Steven Hamner                                    Management  For           Voted - For
4   Robert E. Holmes, Ph.D.                             Management  For           Voted - For
5   Sherry A. Kellett                                   Management  For           Voted - For
6   William G. Mckenzie                                 Management  For           Voted - For
7   L. Glenn Orr, Jr.                                   Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
3.  Advisory Approval of the Company's Executive
    Compensation.                                       Management  For           Voted - Against
METCASH LTD, SYDNEY
CUSIP: Q6014C106
Meeting Date: 28-Aug-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 3 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    Proposal (3), You Acknowledge That-you Have Not
    Obtained Benefit Neither Expect to Obtain Benefit
    by the Passing-of the Relevant Proposal/s and You
    Comply with the Voting Exclusion.                   Non-Voting                Non-Voting


1344




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.a To Re-elect Mrs Fiona Balfour As A Director         Management  For           Voted - For
2.b To Re-elect Mr Neil Hamilton As A Director          Management  For           Voted - For
2.c To Elect Mr Patrick Allaway As A Director           Management  For           Voted - For
3   To Adopt the Remuneration Report                    Management  For           Voted - For
MYER HOLDINGS LTD, MELBOURNE VIC
CUSIP: Q64865100
Meeting Date: 20-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 4 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") On-the Relevant Proposal Items. by Doing
    So, You Acknowledge That You Have-obtained Benefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant-proposal/s. by Voting (for Or Against) on
    the Above Mentioned Proposal/s, You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposal/s and You Comply with The- Voting
    Exclusion.                                          Non-Voting                Non-Voting
3a  Re-election of Director - Ms Chris Froggatt         Management  For           Voted - For
3b  Re-election of Director - Mr Rupert Myer Am         Management  For           Voted - For
4   Remuneration Report                                 Management  For           Voted - For
NATIONAL AUSTRALIA BANK LTD
CUSIP: Q65336119
Meeting Date: 19-Dec-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2, 3 and 4 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
2   Approval of Securities Issued                       Management  For           Voted - For
3   Remuneration Report                                 Management  For           Voted - For


1345




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Performance Rights-group Chief Executive Officer,
    Mr Cameron Clyne                                    Management  For           Voted - For
5.a Re-election of Director: Mr Daniel Gilbert          Management  For           Voted - For
5.b Re-election of Director: Ms Jillian Segal           Management  For           Voted - For
5.c Re-election of Director: Mr Anthony Yuen            Management  For           Voted - For
5.d Please Note That This Resolution is A Shareholder
    Proposal: Election of Director: Mr David Barrow     Shareholder Against       Voted - For
    19 Nov 2013: Please Note That This is A Revision
    Due to Modification of Text I- N Resolutions 5.a to
    5.d. If You Have Already Sent in Your Votes, Please
    Do No-t Return This Proxy Form Unless You Decide to
    Amend Your Original Instructions-. Thank You.       Non-Voting                Non-Voting
NAVITAS LTD
CUSIP: Q6630H109
Meeting Date: 04-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast B-y Any Individual
    Or Related Party Who Benefit from the Passing of
    the Proposal-s Will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or E- Xpect to
    Obtain Future Benefit You Should Not Vote (or Vote
    "abstain") on The-relevant Proposal Items. by Doing
    So, You Acknowledge That You Have Obtained B-enefit
    Or Expect to Obtain Benefit by the Passing of the
    Relevant Proposals. B-y Voting (for Or Against) on
    Proposals (1 and 4), You Acknowledge That You Hav-e
    Not Obtained Benefit Neither Expect to Obtain
    Benefit by the Passing of The- Relevant Proposals
    and You Comply with the Voting Exclusion.           Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Dr Peter Larsen                      Management  For           Voted - For
3   Re-election of Mr Harvey Collins                    Management  For           Voted - For
4   Increase in Maximum Remuneration for Non- Executive
    Directors                                           Management  For           Voted - For
NEW YORK COMMUNITY BANCORP, INC.
CUSIP: 649445103 TICKER: NYCB
Meeting Date: 04-Jun-14 Meeting Type: Annual
1A. Election of Director: Dominick Ciampa               Management  For           Voted - For
1B. Election of Director: Max L. Kupferberg             Management  For           Voted - For
1C. Election of Director: Spiros J. Voutsinas           Management  For           Voted - For
1D. Election of Director: Robert Wann                   Management  For           Voted - For
2.  To Ratify the Appointment of KPMG LLP As the
    Independent Registered Public Accounting Firm of
    New York Community Bancorp, Inc. for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For


1346




                            GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  To Approve, by Non-binding Vote, an Advisory
    Proposal on Compensation for Certain of our
    Executive Officers.                                 Management  For           Voted - Against
NEW YORK MORTGAGE TRUST, INC.
CUSIP: 649604501 TICKER: NYMT
Meeting Date: 14-May-14     Meeting Type: Annual
1.  Director                                            Management
1   David R. Bock                                       Management  For           Voted - For
2   Alan L. Hainey                                      Management  For           Voted - For
3   Steven R. Mumma                                     Management  For           Voted - For
4   Douglas E. Neal                                     Management  For           Voted - For
5   Steven G. Norcutt                                   Management  For           Voted - For
2.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - For
3.  To Consider and Act Upon A Proposal to Ratify,
    Confirm and Approve the Selection of Grant Thornton
    LLP As our Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
OMEGA HEALTHCARE INVESTORS, INC.
CUSIP: 681936100 TICKER: OHI
Meeting Date: 12-Jun-14     Meeting Type: Annual
1.  Director                                            Management
1   Barbara B. Hill                                     Management  For           Voted - For
2   Harold J. Kloosterman                               Management  For           Voted - For
3   C. Taylor Pickett                                   Management  For           Voted - For
2   Ratification of Independent Auditors Ernst & Young
    LLP.                                                Management  For           Voted - For
3   Approval, on an Advisory Basis, of Executive
    Compensation.                                       Management  For           Voted - For
ONEBEACON INSURANCE GROUP, LTD.
CUSIP: G67742109 TICKER: OB
Meeting Date: 21-May-14     Meeting Type: Annual
1.  Director                                            Management
1   David T. Foy                                        Management  For           Voted - For
2   Richard P. Howard                                   Management  For           Voted - For
3   Ira H. Malis                                        Management  For           Voted - For
4   Patrick A. Thiele                                   Management  For           Voted - For
2.  To Authorize the Election of the Board of Directors
    of Split Rock Insurance, Ltd.                       Management  For           Voted - For
3.  To Approve the Advisory Resolution on Executive
    Compensation.                                       Management  For           Voted - For


1347




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  To Approve the Appointment of
    PricewaterhouseCoopers LLP As the Company's
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
ORION CORPORATION
CUSIP: X6002Y112
Meeting Date: 25-Mar-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Matters of Order for the Meeting                    Non-Voting                Non-Voting
3   Election of Persons to Confirm the Minutes and the
    Persons to Verify The-counting of Votes             Non-Voting                Non-Voting
4   Recording the Legal Convening of the Meeting and
    Quorum                                              Non-Voting                Non-Voting
5   Recording the Attendance at the Meeting and the
    List of Votes                                       Non-Voting                Non-Voting
6   Presentation of the Financial Statements 2013, the
    Report of the Board Of-directors and the Auditor's
    Report                                              Non-Voting                Non-Voting
7   Adoption of the Financial Statements                Management  For           Voted - For
8   Decision on the Use of the Profits Shown on the
    Balance Sheet and the Payment of the Dividend the
    Board Proposes That A Dividend of Eur 1.25 Per
    Share be Paid                                       Management  For           Voted - For
9   Decision on the Discharge of the Members of the
    Board of Directors and the President and Ceo from
    Liability                                           Management  For           Voted - For
10  Decision on the Remuneration of the Members of the
    Board of Directors                                  Management  For           Voted - For
11  Decision on the Number of Members of the Board of
    Directors in Accordance with the Recommendation by
    the Company's Nomination Committee, the Board
    Proposes That the Number of the Members of the
    Board of Directors be Seven (7)                     Management  For           Voted - For
12  Election of the Members and the Chairman of the
    Board of Directors in Accordance with the
    Recommendation by the Nomination Committee, the
    Board Proposes That S.jalkanen, E.karvonen,
    T.maasilta, H.syrjanen, H.westerlund and J.ylppo be
    Re-elected and That M.silvennoinen be Elected As A
    New Member                                          Management  For           Voted - For
13  Decision on the Remuneration of the Auditor         Management  For           Voted - For
14  Election of the Auditor in Accordance with the
    Recommendation by the Board's Audit Committee, the


1348




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Board Proposes That PricewaterhouseCoopers Oy be
    Elected As Auditor                                  Management  For           Voted - For
15  Proposal by the Board of Directors to Amend Section
    12 of the Articles of Association                   Management  For           Voted - For
16  Closing of the Meeting                              Non-Voting                Non-Voting
PARKLAND FUEL CORP, RED DEER, AB
CUSIP: 70137T105
Meeting Date: 06-May-14    Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "3, 4,
    5 and 6" and 'in Favor' Or 'abstain' Only
    For-resolution Numbers "1.1 to 1.6 and 2". Thank
    You.                                                Non-Voting                Non-Voting
1.1 Election of Director: John F. Bechtold              Management  For           Voted - For
1.2 Election of Director: Robert Espey                  Management  For           Voted - For
1.3 Election of Director: Alain Ferland                 Management  For           Voted - For
1.4 Election of Director: Jim Pantelidis                Management  For           Voted - For
1.5 Election of Director: Ron Rogers                    Management  For           Voted - For
1.6 Election of Director: David A. Spencer              Management  For           Voted - For
2   The Appointment of PricewaterhouseCoopers LLP As
    the Auditor of Parkland for the Ensuing Year and
    the Authorization of the Directors to Set the
    Auditor's Remuneration                              Management  For           Voted - Against
3   To Consider And, If Deemed Advisable, Approve an
    Ordinary Resolution Confirming the Adoption of A
    Shareholder Rights Plan (the "rights Plan") Dated
    As of March 18, 2014                                Management  For           Voted - For
4   To Consider And, If Deemed Advisable, Approve
    Unallocated Options Under the Corporation's Stock
    Option Plan, As Further Described in the Circular   Management  For           Voted - For
5   To Consider And, If Deemed Advisable, Approve
    Unallocated Restricted Share Units Under the
    Corporation's Restricted Share Unit Plan, As
    Further Described in the Circular                   Management  For           Voted - For
6   To Approve the Approach to Executive Compensation
    As Further Described in the Circular                Management  For           Voted - For
PDL BIOPHARMA, INC.
CUSIP: 69329Y104 TICKER: PDLI
Meeting Date: 28-May-14    Meeting Type: Annual
1.  Director                                            Management
1   David W. Gryska                                     Management  For           Voted - For
2   Paul W. Sandman                                     Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    the Independent Registered Public Accounting Firm


1349




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    of the Company for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  To Approve, on an Advisory Basis, the Compensation
    of the Company's Named Executive Officers As
    Disclosed in the Proxy Statement.                   Management  For           Voted - For
4.  To Re-approve the Performance Goals Under the 2005
    Equity Incentive Plan for Compliance with Section
    162(m) of the Internal Revenue Code of 1986, As
    Amended.                                            Management  For           Voted - For
PENNYMAC MORTGAGE INVESTMENT TRUST
CUSIP: 70931T103 TICKER: PMT
Meeting Date: 04-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Preston Dufauchard                                  Management  For           Voted - For
2   Nancy Mcallister                                    Management  For           Voted - For
3   Stacey D. Stewart                                   Management  For           Voted - For
2   To Ratify the Appointment of Deloitte & Touche LLP
    As our Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
3   To Approve, by Non-binding Vote, our Executive
    Compensation.                                       Management  For           Voted - For
PROVIDENT FINANCIAL PLC, BRADFORD
CUSIP: G72783171
Meeting Date: 08-May-14 Meeting Type: Annual General Meeting
1   To Receive the Directors' and Auditor's Reports and
    the Financial Statements                            Management  For           Voted - For
2   To Approve the Directors' Remuneration Policy       Management  For           Voted - For
3   To Approve the Annual Statement by the Chairman of
    the Remuneration Committee and the Annual Report on
    Remuneration                                        Management  For           Voted - For
4   To Declare A Final Dividend                         Management  For           Voted - For
5   To Appoint Malcolm Le May As A Director             Management  For           Voted - For
6   To Appoint Alison Halsey As A Director              Management  For           Voted - For
7   To Reappoint Robert Anderson As A Director          Management  For           Voted - For
8   To Reappoint Peter Crook As A Director              Management  For           Voted - For
9   To Reappoint Andrew Fisher As A Director            Management  For           Voted - For
10  To Reappoint Stuart Sinclair As A Director          Management  For           Voted - For
11  To Reappoint Manjit Wolstenholme As A Director      Management  For           Voted - For
12  To Reappoint Deloitte LLP As the Auditor            Management  For           Voted - For
13  To Authorise the Directors to Determine the
    Remuneration of the Auditor                         Management  For           Voted - For
14  To Grant the Company Authority to Make the
    Political Donations                                 Management  For           Voted - For
15  To Authorise the Directors to Allot Shares          Management  For           Voted - For


1350




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
16  To Authorise the Company to Purchase Its Own Shares  Management  For           Voted - For
17  To Disapply Pre-emption Rights                       Management  For           Voted - For
18  To Authorise the Convening of A General Meeting on
    Not Less Than 14 Days' Notice                        Management  For           Voted - Against
R.R. DONNELLEY & SONS COMPANY
CUSIP: 257867101 TICKER: RRD
Meeting Date: 22-May-14 Meeting Type: Annual
1A. Election of Director: Thomas J. Quinlan III          Management  For           Voted - For
1B. Election of Director: Susan M. Cameron               Management  For           Voted - For
1C. Election of Director: Richard L. Crandall            Management  For           Voted - For
1D. Election of Director: Susan M. Gianinno              Management  For           Voted - For
1E. Election of Director: Judith H. Hamilton             Management  For           Voted - For
1F. Election of Director: Jeffrey M. Katz                Management  For           Voted - For
1G. Election of Director: Richard K. Palmer              Management  For           Voted - For
1H. Election of Director: John C. Pope                   Management  For           Voted - For
1I. Election of Director: Michael T. Riordan             Management  For           Voted - For
1J. Election of Director: Oliver R. Sockwell             Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.     Management  For           Voted - For
3.  Ratification of Independent Registered Public
    Accounting Firm.                                     Management  For           Voted - For
REDEFINE PROPERTIES LTD
CUSIP: S6815L105
Meeting Date: 30-Jan-14 Meeting Type: Annual General Meeting
O.1 Adoption of Annual Financial Statements              Management  For           Voted - For
O.2 Confirmation of Appointment of Gz Steffens As
    Director                                             Management  For           Voted - For
O.3 Confirmation of Appointment of M Ruttell As Director Management  For           Voted - For
O.4 Confirmation of Appointment of R Robinson As
    Director                                             Management  For           Voted - For
O.5 Re-election of D Gihwala As Director                 Management  For           Voted - For
O.6 Re-election of Hk Mehta As Director                  Management  For           Voted - For
O.7 Vacancy Created by the Retirement of A Director Not
    Filled                                               Management  For           Voted - Against
O.8.1Reappointment of Rw Rees As A Member of the Audit
    and Risk Committee                                   Management  For           Voted - For
O.8.2Reappointment of B Nackan As A Member of the Audit
    and Risk Committee                                   Management  For           Voted - For
O.8.3Reappointment of Hk Mehta As A Member of the Audit
    and Risk Committee                                   Management  For           Voted - Against
O.9 Resolved That Grant Thornton Jhb) Inc., Together
    with G Chaitowitz As Individual Registered Auditor
    for the Company, be and are Hereby Reappointed As
    the Auditors of the Company from the Conclusion of
    This Annual General Meeting Until the Conclusion of


1351




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Next Agm." the Audit and Risk Committee Has
    Nominated for Appointment Grant Thornton Jhb) Inc.
    As Auditors of the Company Under Section 90 of the
    Companies Act                                       Management  For           Voted - For
O.10 To Reduce the Number of Linked Units Which May be
    Allotted Or Issued to Fund the Acquisition of
    Property Assets from 10% of the Authorised But
    Unissued Linked Units of the Company to 10% of the
    Issued Linked Units of the Company                  Management  For           Voted - Against
O.11 General Authority to Issue Securities for Cash     Management  For           Voted - For
O.12 Approval of Remuneration Policy                    Management  For           Voted - For
O.13 Specific Authority to Issue Linked Units Under A
    Reinvestment Option                                 Management  For           Abstain
S.1 Financial Assistance Under the Redefine Executive
    Incentive Schemes                                   Management  For           Voted - For
S.2 Linked Unit Repurchases                             Management  For           Voted - For
S.3 Financial Assistance to Related and Inter-related
    Parties                                             Management  For           Voted - For
O.14 Signature of Documentation                         Management  For           Voted - For
    23 Jan 2014: Please Note That This is A Revision
    Due to Change in Text of Reso-lution O.10. If You
    Have Already Sent in Your Votes, Please Do Not
    Return This-proxy Form Unless You Decide to Amend
    Your Original Instructions. Thank You               Non-Voting                Non-Voting
Meeting Date: 18-Jun-14    Meeting Type: Ordinary General Meeting
S.1 Memorandum of Incorporation Amendment to Enable the
    Delinking: Clause 8.3                               Management  For           Voted - For
S.2 Delinking of Linked Units                           Management  For           Voted - For
S.3 Amendment of the Company's Memorandum of
    Incorporation: Clause 1.1.7, 1.1.8, 1.1.10, 1.1.15,
    1.1.16, 1.1.21.2, 8.1.2, 8.3, 8.8, 13.1, 14.2,
    32.1, 32.1.3, 32.4, 42 and Re-numbering of Other
    Clauses Respectively                                Management  For           Voted - For
O.1 General Authority                                   Management  For           Voted - For
    26 May 2014: Please Note That This is A Revision
    Due to Change in Record Date-to 06 Jun 14. If You
    Have Already Sent in Your Votes, Please Do Not Vote
    Again-unless You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
Meeting Date: 18-Jun-14    Meeting Type: Scheme Meeting
S.1 Amendment of the Debenture Trust Deed               Management  For           Voted - For
S.2 Delinking of Linked Units                           Management  For           Voted - For
S.3 Approval of the Scheme                              Management  For           Voted - For
S.4 Termination of the Debenture Trust Deed             Management  For           Voted - For
O.1 General Authority                                   Management  For           Voted - For


1352

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
RESOLUTION LIMITED, ST. PETER PORT
CUSIP: G7521S122
Meeting Date: 08-May-14    Meeting Type: Annual General Meeting
1   To Receive the Directors' Report, Strategic Report
    and Accounts for the Financial Year Ended 31
    December 2013 Together with the Report of the
    Auditors of the Company                              Management  For           Voted - For
2   To Approve the Directors' Remuneration Report,
    Excluding the Directors' Remuneration Policy Set
    Out on Pages 100 to 107 of the Directors'
    Remuneration Report, for the Financial Year Ended
    31 December 2013                                     Management  For           Voted - For
3   To Approve the Directors' Remuneration Policy, Set
    Out on Pages 100 to 107 of the Directors'
    Remuneration Report for the Financial Year Ended 31
    December 2013                                        Management  For           Voted - For
4   To Declare A Final Dividend of 14.09 Pence Per
    Share on the Ordinary Shares of the Company          Management  For           Voted - For
5   To Re-appoint Ernst & Young LLP As Auditors of the
    Company Until the Conclusion of the Next Annual
    General Meeting of the Company                       Management  For           Voted - For
6   To Authorise the Board to Determine the
    Remuneration of the Auditors of the Company          Management  For           Voted - For
7   To Re-elect David Allvey As A Director of the
    Company                                              Management  For           Voted - For
8   To Re-elect Andy Briggs As A Director of the Company Management  For           Voted - For
9   To Re-elect Mel Carvill As A Director of the Company Management  For           Voted - For
10  To Re-elect Peter Gibbs As A Director of the Company Management  For           Voted - For
11  To Elect Marian Glen As A Director of the Company    Management  For           Voted - For
12  To Re-elect Nick Lyons As A Director of the Company  Management  For           Voted - For
13  To Elect Roger Perkin As A Director of the Company   Management  For           Voted - For
14  To Re-elect Robin Phipps As A Director of the
    Company                                              Management  For           Voted - For
15  To Re-elect Belinda Richards As A Director of the
    Company                                              Management  For           Voted - For
16  To Re-elect Karl Sternberg As A Director of the
    Company                                              Management  For           Voted - For
17  To Re-elect Tim Tookey As A Director of the Company  Management  For           Voted - For
18  To Re-elect Tim Wade As A Director of the Company    Management  For           Voted - For
19  To Re-elect Sir Malcolm Williamson As A Director of
    the Company                                          Management  For           Voted - For
20  Political Donations                                  Management  For           Voted - For
21  Directors' Authority to Allot                        Management  For           Voted - For
22  Performance Share Plan                               Management  For           Voted - For
23  That the Name of the Company be Changed from
    Resolution Limited to Friends Life Group Limited     Management  For           Voted - For
24  Disapplication of Pre-emption Rights                 Management  For           Voted - For
25  Authority to Purchase Own Shares                     Management  For           Voted - For


1353




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
RESOURCE CAPITAL CORP.
CUSIP: 76120W302 TICKER: RSO
Meeting Date: 29-May-14  Meeting Type: Annual
1A  Election of Director: Walter T. Beach              Management  For           Voted - For
1B  Election of Director: Edward E. Cohen              Management  For           Voted - For
1C  Election of Director: Jonathan Z. Cohen            Management  For           Voted - For
1D  Election of Director: Richard L. Fore              Management  For           Voted - For
1E  Election of Director: William B. Hart              Management  For           Voted - For
1F  Election of Director: Gary Ickowicz                Management  For           Voted - For
1G  Election of Director: Steven J. Kessler            Management  For           Voted - For
1H  Election of Director: Murray S. Levin              Management  For           Voted - For
1I  Election of Director: P. Sherrill Neff             Management  For           Voted - For
1J  Election of Director: Stephanie H. Wiggins         Management  For           Voted - For
2.  Proposal to Adopt the Resource Capital Corp.
    Amended and Restated Omnibus Equity Compensation
    Plan.                                              Management  For           Voted - For
3.  Proposal to Approve an Advisory Vote on the
    Resource Capital Corp. 2013 Compensation Plan for
    Its Named Executive Officers.                      Management  For           Voted - For
4.  Proposal to Ratify the Appointment of Grant
    Thornton LLP As the Independent Registered Public
    Accounting Firm for Resource Capital Corp. for the
    Fiscal Year Ending December 31, 2014.              Management  For           Voted - For
5.  In Their Discretion, the Proxies are Authorized to
    Vote Upon Such Other Business As May Properly be
    Brought Before Meeting                             Management  For           Voted - Against
SABRA HEALTH CARE REIT, INC.
CUSIP: 78573L106 TICKER: SBRA
Meeting Date: 24-Jun-14  Meeting Type: Annual
1A. Election of Director: Craig A. Barbarosh           Management  For           Voted - For
1B. Election of Director: Robert A. Ettl               Management  For           Voted - For
1C. Election of Director: Michael J. Foster            Management  For           Voted - For
1D. Election of Director: Richard K. Matros            Management  For           Voted - For
1E. Election of Director: Milton J. Walters            Management  For           Voted - For
2.  Approval of Amendments to the Sabra Health Care
    Reit, Inc. 2009 Performance Incentive Plan         Management  For           Voted - For
3.  Ratification of the Appointment of
    PricewaterhouseCoopers LLP As Sabra's Independent
    Registered Public Accounting Firm for the Fiscal
    Year Ending December 31, 2014                      Management  For           Voted - For
4.  Approval, on an Advisory Basis, of Executive
    Officer Compensation                               Management  For           Voted - For


1354

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
SEADRILL LIMITED, HAMILTON
CUSIP: G7945E105
Meeting Date: 20-Sep-13 Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged         Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                              Non-Voting                Non-Voting
    Shares Held in an Omnibus/nominee Account Need to
    be Re-registered in The-beneficial Owners Name to
    be Allowed to Vote at Meetings. Shares Will
    Be-temporarily Transferred to A Separate Account in
    the Beneficial Owner's Name-on the Proxy Deadline
    and Transferred Back to the Omnibus/nominee Account
    The-day After the Meeting.                           Non-Voting                Non-Voting
    Please Note That This is A Revision Due to Change
    in Blocking Conditions. If Y-ou Have Already Sent
    in Your Votes, Please Do Not Return This Proxy Form
    Unles-s You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
1   To Re-elect John Fredriksen As A Director of the
    Company                                              Management  For           Voted - For
2   To Re-elect Tor Olav Troim As A Director of the
    Company                                              Management  For           Voted - For
3   To Re-elect Kate Blankenship As A Director of the
    Company                                              Management  For           Voted - For
4   To Re-elect Kathrine Fredriksen As A Director of
    the Company                                          Management  For           Voted - For
5   To Re-elect Carl Erik Steen As A Director of the
    Company                                              Management  For           Voted - For
6   To Re-elect Bert Bekker As A Director of the Company Management  For           Voted - For
7   To Re-elect Paul Leand Jr As A Director of the
    Company                                              Management  For           Voted - For
8   To Amend the Company's Bye-laws Numbers 57a, 89,
    93b, 103, 104, 105, 106a, 110 and 111                Management  For           Voted - Against
9   To Appoint PricewaterhouseCoopers LLP, As Auditor
    and to Authorize the Directors to Determine Their
    Remuneration                                         Management  For           Voted - For
10  To Approve the Remuneration of the Company's Board
    of Directors of A Total Amount of Fees Not to
    Exceed Usd 1.500.000 for the Year Ended December
    31, 2013                                             Management  For           Voted - Against


1355




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
SHIP FINANCE INTERNATIONAL LIMITED
CUSIP: G81075106 TICKER: SFL
Meeting Date: 20-Sep-13  Meeting Type: Annual
1.    To Re-elect Hans Petter Aas As A Director of the
      Company.                                            Management  For           Voted - For
2.    To Re-elect Paul Leand Jr. As A Director of the
      Company.                                            Management  For           Voted - For
3.    To Re-elect Kate Blankenship As A Director of the
      Company.                                            Management  For           Voted - For
4.    To Re-elect Cecilie Fredriksen As A Director of the
      Company.                                            Management  For           Voted - For
5.    To Re-elect Harald Thorstein As A Director of the
      Company.                                            Management  For           Voted - For
6.    To Amend the Company's Bye-laws Nos 52 (a), 81, 85,
      98, 99, 100, 101 (a), 105 and 106.                  Management  For           Voted - For
7.    Proposal to Re-appoint Moore Stephens, P.c. As
      Auditors and to Authorise the Directors to
      Determine Their Remuneration.                       Management  For           Voted - For
8.    Proposal to Approve the Remuneration of the
      Company's Board of Directors of A Total Amount of
      Fees Not to Exceed Us$550,000 for the Year Ended
      December 31, 2013.                                  Management  For           Voted - For
SMARTONE TELECOMMUNICATIONS HOLDINGS LTD
CUSIP: G8219Z105
Meeting Date: 01-Nov-13  Meeting Type: Annual General Meeting
      Please Note That the Company Notice and Proxy Form
      are Available by Clicking-on the Url Links:-
      Http://www.hkexnews.hk/listedco/listconews/sehk/
      2013/0927/ltn20130927319.pdf-
      Http://www.hkexnews.hk/listedco/listconews/sehk/
      2013/0927/ltn20130927291.pdf                        Non-Voting                Non-Voting
      Please Note That Shareholders are Allowed to Vote
      'in Favor' Or 'against'-only for All Resolutions.
      Thank You.                                          Non-Voting                Non-Voting
1     To Adopt the Audited Financial Statements and the
      Reports of the Directors and Auditor for the Year
      Ended 30 June 2013                                  Management  For           Voted - For
2     To Approve the Payment of Final Dividend of Hkd
      0.22 Per Share, with A Scrip Dividend Alternative,
      in Respect of the Year Ended 30 June 2013           Management  For           Voted - For
3.i.a To Re-elect Mr. Kwok Ping-luen, Raymond As Director Management  For           Voted - Against
3.i.b To Re-elect Mr. Chan Kai-lung, Patrick As Director  Management  For           Voted - Against
3.i.c To Re-elect Mr. John Anthony Miller As Director     Management  For           Voted - Against
3.i.d To Re-elect Dr. Li Ka-cheung, Eric As Director      Management  For           Voted - For
3.i.e To Re-elect Mrs. Ip Yeung See-ming, Christine As
      Director                                            Management  For           Voted - For


1356




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.ii To Authorise the Board of Directors to Fix the Fees
     of Directors                                        Management  For           Voted - For
4    To Re-appoint PricewaterhouseCoopers As Auditor of
     the Company and to Authorise the Board of Directors
     to Fix Their Remuneration                           Management  For           Voted - For
5    To Give A General Mandate to the Board of Directors
     to Issue and Dispose of Additional Shares in the
     Company Not Exceeding 10% of the Nominal Amount of
     the Issued Share Capital                            Management  For           Voted - Against
6    To Give A General Mandate to the Board of Directors
     to Repurchase Shares of the Company Not Exceeding
     10% of the Nominal Amount of the Issued Share
     Capital                                             Management  For           Voted - For
7    To Extend the General Mandate Granted to the Board
     of Directors to Issue Shares in the Capital of the
     Company by the Number of Shares Repurchased         Management  For           Voted - Against
8    To Adopt the New Bye-laws in Replacement of the
     Existing Bye-laws of the Company                    Management  For           Voted - For
SOUTHERN CROSS MEDIA GROUP LTD, SYDNEY NSW
CUSIP: Q8571C107
Meeting Date: 22-Oct-13 Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposal 1 and Votes Cast by Any-individual Or
     Related Party Who Benefit from the Passing of the
     Proposal/s-will be Disregarded by the Company.
     Hence, If You Have Obtained Benefit Or- Expect to
     Obtain Future Benefit You Should Not Vote (or Vote
     "abstain") On-the Relevant Proposal Items. by Doing
     So, You Acknowledge That You Have-obtained Benefit
     Or Expect to Obtain Benefit by the Passing of the
     Relevant-proposal/s. by Voting (for Or Against) on
     Proposal (1), You Acknowledge That-you Have Not
     Obtained Benefit Neither Expect to Obtain Benefit
     by the Passing-of the Relevant Proposal/s and You
     Comply with the Voting Exclusion.                   Non-Voting                Non-Voting
1    Adoption of Remuneration Report                     Management  For           Voted - For
2    Re-election of Chris De Boer As A Director          Management  For           Voted - For
3    Re-election of Tony Bell As A Director              Management  For           Voted - For
4    Re-election of Peter Harvie As A Director           Management  For           Voted - For
SPARK INFRASTRUCTURE GROUP
CUSIP: Q8604W120
Meeting Date: 23-May-14 Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposals 1, 2 and Votes Cast By-any Individual Or
     Related Party Who Benefit from the Passing of
     The-proposal/s Will be Disregarded by the Company.


1357




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit (as Referred in the Company-
    Announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant- Proposal Items. by
    Doing So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   That Spark Infrastructure's Remuneration Report for
    the Financial Period Ended 31 December 2013 be
    Adopted                                             Management  For           Voted - For
2   That Mr Andrew Fay, Who Retires by Rotation, be
    Re-elected As A Director of Each of Spark
    Infrastructure Re Limited, Spark Infrastructure
    Holdings No. 1 Pty Limited, Spark Infrastructure
    Holdings No. 2 Pty Limited, Spark Infrastructure
    Holdings No. 3 Pty Limited and Spark Infrastructure
    Holdings No. 4 Pty Limited Pursuant to the
    Governance Deed                                     Management  For           Voted - For
SSE PLC, PERTH
CUSIP: G8842P102
Meeting Date: 25-Jul-13  Meeting Type: Annual General Meeting
1   Receive the Report and Accounts                     Management  For           Voted - For
2   Approve the Remuneration Report                     Management  For           Voted - For
3   Declare A Final Dividend                            Management  For           Voted - For
4   Re-appoint Katie Bickerstaffe                       Management  For           Voted - For
5   Re-appoint Jeremy Beeton                            Management  For           Voted - For
6   Re-appoint Lord Smith of Kelvin                     Management  For           Voted - For
7   Re-appoint Gregor Alexander                         Management  For           Voted - For
8   Re-appoint Alistair Phillips-davies                 Management  For           Voted - For
9   Re-appoint Lady Rice                                Management  For           Voted - For
10  Re-appoint Richard Gillingwater                     Management  For           Voted - For
11  Re-appoint Thomas Thune Andersen                    Management  For           Voted - For
12  Appoint KPMG LLP As Auditor                         Management  For           Voted - For
13  Authorise the Directors to Determine the Auditor's
    Remuneration                                        Management  For           Voted - For
14  Authorise Allotment of Shares                       Management  For           Voted - For
15  To Disapply Pre-emption Rights                      Management  For           Voted - For
16  To Empower the Company to Purchase Its Own Ordinary
    Shares                                              Management  For           Voted - For
17  To Approve 14 Days' Notice of General Meetings      Management  For           Voted - Against


1358




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
STANDARD LIFE PLC, EDINBURGH
CUSIP: G84278103
Meeting Date: 13-May-14    Meeting Type: Annual General Meeting
1   To Receive and Consider the Annual Report and
    Accounts for 2013                                    Management  For           Voted - For
2   To Re-appoint PricewaterhouseCoopers LLP As Auditors Management  For           Voted - For
3   To Authorise the Directors to Set the Auditors' Fees Management  For           Voted - For
4   To Declare A Final Dividend for 2013                 Management  For           Voted - For
5   To Approve the Directors' Remuneration Report        Management  For           Voted - For
6   To Approve the Directors' Remuneration Policy        Management  For           Voted - For
7   To Approve the Standard Life PLC Executive Long
    Term Incentive Plan                                  Management  For           Voted - For
8.a To Re-elect Gerry Grimstone                          Management  For           Voted - For
8.b To Re-elect Pierre Danon                             Management  For           Voted - For
8.c To Re-elect Crawford Gillies                         Management  For           Voted - For
8.d To Re-elect David Grigson                            Management  For           Voted - For
8.e To Re-elect Noel Harwerth                            Management  For           Voted - For
8.f To Re-elect David Nish                               Management  For           Voted - For
8.g To Re-elect John Paynter                             Management  For           Voted - For
8.h To Re-elect Lynne Peacock                            Management  For           Voted - For
8.i To Re-elect Keith Skeoch                             Management  For           Voted - For
9   To Elect Martin Pike                                 Management  For           Voted - For
10  To Authorise the Directors to Issue Further Shares   Management  For           Voted - For
11  To Disapply Share Pre-emption Rights                 Management  For           Voted - For
12  To Give Authority for the Company to Buy Back Shares Management  For           Voted - For
13  To Provide Limited Authority to Make Political
    Donations and to Incur Political Expenditure         Management  For           Voted - For
14  To Allow the Company to Call General Meetings on 14
    Days' Notice                                         Management  For           Voted - Against
STARHUB LTD, SINGAPORE
CUSIP: Y8152F132
Meeting Date: 14-Apr-14    Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and the
    Audited Accounts for the Financial Year Ended 31
    December 2013 and the Auditors' Report Therein       Management  For           Voted - For
2   To Re-appoint the Following Director, Each of Whom
    Will Retire Under Section 153(6) of the Companies
    Act, Cap. 50 of Singapore, to Hold Office from the
    Date of This Annual General Meeting Until the Next
    Annual General Meeting of the Company: Mr Kua Hong
    Pak (independent Chairman of Audit Committee)        Management  For           Voted - For
3   To Re-appoint the Following Director, Each of Whom
    Will Retire Under Section 153(6) of the Companies
    Act, Cap. 50 of Singapore, to Hold Office from the
    Date of This Annual General Meeting Until the Next


1359




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Annual General Meeting of the Company: Mr Nihal
    Vijaya Devadas Kaviratne (independent Member of
    Audit Committee)                                    Management  For           Voted - For
4   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 93 of
    the Company's Articles of Association and Who,
    Being Eligible, Will Offer Himself for Re-election:
    Mr Tan Guong Ching                                  Management  For           Voted - Against
5   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 93 of
    the Company's Articles of Association and Who,
    Being Eligible, Will Offer Himself for Re-election:
    Mr Peter Seah Lim Huat                              Management  For           Voted - Against
6   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 93 of
    the Company's Articles of Association and Who,
    Being Eligible, Will Offer Himself for Re-election:
    Mr Steven Terrell Clontz                            Management  For           Voted - Against
7   To Re-elect the Following Director, Each of Whom
    Will Retire by Rotation Pursuant to Article 93 of
    the Company's Articles of Association and Who,
    Being Eligible, Will Offer Himself for Re-election:
    Dr Nasser Marafih                                   Management  For           Voted - Against
8   To Approve the Sum of Sgd 1,701,500 (fy2012: Sgd
    1,696,420) As Directors' Remuneration for the
    Financial Year Ended 31 December 2013 Comprising:
    (a) Sgd 1,238,300 to be Paid in Cash (2012: Sgd
    1,237,684); and (b) Sgd 463,200 to be Paid in the
    Form of Restricted Share Awards (2012: Sgd 458,736) Management  For           Voted - For
9   To Declare A Final Dividend of Five Cents Per
    Ordinary Share for the Financial Year Ended 31
    December 2013                                       Management  For           Voted - For
10  To Re-appoint KPMG LLP As Auditors of the Company
    and Authorise the Directors to Fix Their
    Remuneration                                        Management  For           Voted - For
11  That Authority be and is Hereby Given to the
    Directors To: (a) (i) Issue Shares in the Capital
    of the Company ("shares") Whether by Way of Rights,
    Bonus Or Otherwise; And/or (ii) Make Or Grant
    Offers, Agreements Or Options (collectively,
    "instruments") That Might Or Would Require Shares
    to be Issued, Including But Not Limited to the
    Creation and Issue of (as Well As Adjustments To)
    Warrants, Debentures Or Other Instruments
    Convertible Into Shares, at Any Time and Upon Such
    Terms and Conditions and for Such Purposes and to
    Such Persons As the Directors May in Their Absolute
    Discretion Deem Fit; and (b) (notwithstanding the
    Authority Conferred by This Resolution May Have
    Ceased to be in Force) Issue Shares in Pursuance of
    Any Instrument Made Or Granted by the Directors
    While This Resolution Was in Force, Provided That:
    (1) Contd                                           Management  For           Voted - For
    Contd the Aggregate Number of Shares to be Issued
    Pursuant to This Resolution-(including Shares to be


1360




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Issued in Pursuance of Instruments Made Or
    Granted-pursuant to This Resolution) Does Not
    Exceed 50% of the Total Number Of- Issued Shares
    (excluding Treasury Shares) in the Capital of the
    Company (as-calculated in Accordance with
    Subparagraph (2) Below), of Which the
    Aggregate-number of Shares to be Issued Other Than
    on A Pro Rata Basis to Shareholders-of the Company
    (including Shares to be Issued in Pursuance of
    Instruments-made Or Granted Pursuant to This
    Resolution) Does Not Exceed 15% of the Total-number
    of Issued Shares (excluding Treasury Shares) in the
    Capital of The- Company (as Calculated in
    Accordance with Subparagraph (2) Below);
    (2)-(subject to Such Manner of Calculation As May
    be Prescribed by the Singapore-contd                Non-Voting                Non-Voting
    Contd Exchange Securities Trading Limited
    ("sgx-st")) for the Purpose Of-determining the
    Aggregate Number of Shares That May be Issued
    Under-subparagraph (1) Above, the Total Number of
    Issued Shares (excluding Treasury-shares) Shall be
    Based on the Total Number of Issued Shares
    (excluding-treasury Shares) in the Capital of the
    Company, at the Time This Resolution-is Passed,
    After Adjusting For: (i) New Shares Arising from
    the Conversion Or-exercise of Any Convertible
    Securities Or Share Options Or Vesting of
    Share-awards Which are Outstanding Or Subsisting at
    the Time This Resolution Is-passed; and (ii) Any
    Subsequent Bonus Issue, Consolidation Or
    Subdivision Of-shares; (3) in Exercising the
    Authority Conferred by This Resolution, The-company
    Shall Comply with the Provisions of the Listing
    Manual of the Sgx-st- for the Contd                 Non-Voting                Non-Voting
    Contd Time Being in Force (unless Such Compliance
    Has Been Waived by The-sgx-st) and the Articles of
    Association for the Time Being of the Company;-and
    (4) (unless Revoked Or Varied by the Company in
    General Meeting) The- Authority Conferred by This
    Resolution Shall Continue in Force Until
    The-conclusion of the Next Annual General Meeting
    of the Company Or the Date By-which the Next Annual
    General Meeting of the Company is Required by Law
    to Be-held, Whichever is the Earlier                Non-Voting                Non-Voting
12  That Authority be and is Hereby Given to the
    Directors to Allot and Issue from Time to Time Such
    Number of Ordinary Shares in the Capital of the
    Company As May be Required to be Issued Pursuant to
    the Exercise of Options Granted Under the Starhub
    Pte Ltd Share Option Plan                           Management  For           Voted - For
Meeting Date: 14-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   The Proposed Renewal of the Share Purchase Mandate  Management  For           Voted - For
2   The Proposed Renewal of the Shareholders' Mandate
    for Interested Person Transactions                  Management  For           Voted - For


1361

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   The Proposed Adoption of the Psp 2014               Management  For           Voted - For
4   The Proposed Adoption of the Rsp 2014               Management  For           Voted - For
STARWOOD PROPERTY TRUST INC
CUSIP: 85571B105 TICKER: STWD
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.  Director                                            Management
1   Richard D. Bronson                                  Management  For           Voted - For
2   Jeffrey F. Dimodica                                 Management  For           Voted - For
3   Jeffrey G. Dishner                                  Management  For           Voted - For
4   Camille J. Douglas                                  Management  For           Voted - For
5   Boyd W. Fellows                                     Management  For           Voted - For
6   Barry S. Sternlicht                                 Management  For           Voted - For
7   Strauss Zelnick                                     Management  For           Voted - For
2.  To Approve, on an Advisory Basis, the Company's
    Executive Compensation As Disclosed in the
    Accompanying Proxy Statement.                       Management  For           Voted - For
3.  To Ratify the Audit Committee's Appointment of
    Deloitte & Touche LLP As Starwood Property Trust,
    Inc.'s Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.         Management  For           Voted - For
4.  The Stockholder Proposal Regarding an Independent
    Chairman of the Board of Directors As Disclosed in
    the Accompanying Proxy Statement.                   Shareholder Against       Voted - For
STOCKLAND
CUSIP: Q8773B105
Meeting Date: 29-Oct-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2, 3 and 4 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposals Will be Disregarded by the
    Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on Proposals (2, 3 and 4), You-acknowledge
    That You Have Not Obtained Benefit Neither Expect
    to Obtain-benefit by the Passing of the Relevant
    Proposals and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
2   Approval of the Remuneration Report                 Management  For           Voted - For
3   Grant of 528,000 Performance Rights to Mr M
    Steinert As Part of His Fy13 Remuneration           Management  For           Voted - For
4   Grant of 915,000 Performance Rights to Mr M
    Steinert As Part of His Fy14 Remuneration           Management  For           Voted - For


1362




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
5    Re-election of Director- Carol Schwartz             Management  For           Voted - For
6    Re-election of Director- Duncan Boyle               Management  For           Voted - For
7    Re-election of Director- Barry Neil                 Management  For           Voted - For
8    Re-election of Director- Graham Bradley             Management  For           Voted - For
9.1  Capital Reallocation Amendments to Constitution of
     Stockland Corporation Limited                       Management  For           Voted - For
9.2  Capital Reallocation Amendments to the Constitution
     of Stockland Trust                                  Management  For           Voted - For
10.1 Approve the Distribution of Capital by Stockland
     Trust                                               Management  For           Voted - For
10.2 To Apply the Distribution from Stockland Trust As
     an Additional Capital Payment in Respect of Each
     Share of Stockland Corporation Limited              Management  For           Voted - For
11   Approve Amendments to the Constitution of Stockland
     Corporation Limited                                 Management  For           Voted - For
12   Approve Amendments to the Constitution of Stockland
     Trust                                               Management  For           Voted - For
SUEZ ENVIRONNEMENT COMPANY, PARIS
CUSIP: F4984P118
Meeting Date: 22-May-14  Meeting Type: MIX
     Please Note in the French Market That the Only
     Valid Vote Options are "for"-and "against" A Vote
     of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
     The Following Applies to Shareholders That Do Not
     Hold Shares Directly with A-french Custodian: Proxy
     Cards: Voting Instructions Will be Forwarded to
     The-global Custodians on the Vote Deadline Date. in
     Capacity As Registered-intermediary, the Global
     Custodians Will Sign the Proxy Cards and
     Forward-them to the Local Custodian. If You Request
     More Information, Please Contact-your Client
     Representative.                                     Non-Voting                Non-Voting
     Please Note That Important Additional Meeting
     Information is Available By-clicking on the
     Material Url Link:-https://balo.journal-
     Officiel.gouv.fr/pdf/2014/0328/201403281400853. Pdf Non-Voting                Non-Voting
O.1  Approval of the Corporate Financial Statements for
     the Financial Year Ended on December 31st, 2013     Management  For           Voted - For
O.2  Approval of the Consolidated Financial Statements
     for the Financial Year Ended on December 31st, 2013 Management  For           Voted - For
O.3  Allocation of Income for the Financial Year Ended
     on December 31st, 2013                              Management  For           Voted - For
O.4  Appointment of Mrs. Ines Kolmsee As Board Member    Management  For           Voted - For
O.5  Renewal of Term of Mr. Gilles Benoist As Board
     Member                                              Management  For           Voted - For
O.6  Renewal of Term of Mr. Alain Chaigneau As Board
     Member                                              Management  For           Voted - For
O.7  Renewal of Term of Mrs. Penelope Chalmers Small As
     Board Member                                        Management  For           Voted - For


1363




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.8 Renewal of Term of Mr. Guillaume Pepy As Board
    Member                                               Management  For           Voted - For
O.9 Renewal of Term of Mr. Jerome Tolot As Board Member  Management  For           Voted - For
O.10 Setting the Amount of Attendance Allowances to be
    Allocated to the Board of Directors                  Management  For           Voted - For
O.11 Renewal of Term of the Firm Mazars As Principal
    Statutory Auditor                                    Management  For           Voted - For
O.12 Renewal of Term of the Firm Cba As Deputy Statutory
    Auditor                                              Management  For           Voted - For
O.13 Approval of the Regulated Agreements and
    Commitments Pursuant to Articles L.225-38 Et Seq.
    of the Commercial Code                               Management  For           Voted - For
O.14 Review of the Compensation Owed Or Paid to Mr.
    Gerard Mestrallet, Chairman of the Board of
    Directors During the 2013 Financial Year             Management  For           Voted - For
O.15 Review of the Compensation Owed Or Paid to Mr.
    Jean-louis Chaussade, Ceo During the 2013 Financial
    Year                                                 Management  For           Voted - For
O.16 Authorization to Allow the Company to Trade in Its
    Own Shares                                           Management  For           Voted - For
E.17 Amendment to Articles 11 (chairman of the Board of
    Directors) and 17 (management) of the Bylaws of the
    Company to Change the Age Limit to Serve As
    Chairman of the Board of Directors and Ceo           Management  For           Voted - For
E.18 Amendment to Articles 10 of the Bylaws of the
    Company to Determine the Terms for Appointing
    Directors Representing Employees Pursuant to the
    Provisions of Article L.225-27-1 of the Commercial
    Code                                                 Management  For           Voted - For
E.19 Authorization to be Granted to the Board of
    Directors to Reduce Share Capital by Cancellation
    of Treasury Shares of the Company                    Management  For           Voted - For
E.20 Delegation of Authority to be Granted to the Board
    of Directors to Increase Share Capital of the
    Company by Issuing Equity Securities And/or Any
    Securities Giving Immediate Or Future Access to
    Capital of the Company While Maintaining
    Shareholders' Preferential Subscription Rights       Management  For           Voted - For
E.21 Delegation of Authority to be Granted to the Board
    of Directors to Increase Share Capital of the
    Company by Issuing Equity Securities And/or Any
    Securities Giving Immediate Or Future Access to
    Capital of the Company with Cancellation of
    Shareholders' Preferential Subscription Rights Via
    Public Offering                                      Management  For           Voted - For
E.22 Delegation of Authority to be Granted to the Board
    of Directors to Issue Shares And/or Any Securities
    Giving Immediate Or Future Access to Capital of the
    Company with Cancellation of Shareholders'
    Preferential Subscription Rights As Part of an
    Offer Pursuant to Article L.411-2, II of the
    Monetary and Financial Code                          Management  For           Voted - For
E.23 Delegation of Authority to be Granted to the Board
    of Directors to Increase the Number of Securities


1364




                            GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    to be Issued, in Case of Capital Increase with Or
    Without Preferential Subscription Rights Up to 15%
    of the Initial Issuance                             Management  For           Voted - For
E.24 Delegation of Authority to be Granted to the Board
    of Directors to Increase Share Capital of the
    Company, in Consideration for In-kind Comprised of
    Equity Securities Or Securities Giving Access to
    Capital with Cancellation of Shareholders'
    Preferential Subscription Rights                    Management  For           Voted - For
E.25 Delegation of Authority to be Granted to the Board
    of Directors to Increase Share Capital, in
    Consideration for Contributions of Securities
    Tendered in A Public Exchange Offer Initiated by
    the Company with Cancellation of Shareholders'
    Preferential Subscription Rights                    Management  For           Voted - For
E.26 Delegation of Authority to be Granted to the Board
    of Directors to Issue Hybrid Securities
    Representing Debts                                  Management  For           Voted - For
E.27 Delegation of Authority Granted to the Board of
    Directors to Increase Share Capital by Issuing
    Shares Or Securities Giving Access to Capital
    Reserved for Members of Savings Plans with
    Cancellation of Shareholders' Preferential
    Subscription Rights in Favor of the Latter          Management  For           Voted - For
E.28 Delegation of Authority Granted to the Board of
    Directors to Increase Share Capital with
    Cancellation of Shareholders' Preferential
    Subscription Rights in Favor of A Category Or
    Categories of Designated Beneficiaries As Part of
    the Implementation of International Share Ownership
    and Savings Plans of Suez Environnement Group       Management  For           Voted - For
E.29 Setting the Overall Limitation on Authorizations   Management  For           Voted - For
E.30 Powers to Carry Out All Legal Formalities          Management  For           Voted - For
SUNTEC REAL ESTATE INVESTMENT TRUST, SINGAPORE
CUSIP: Y82954101
Meeting Date: 17-Apr-14     Meeting Type: Annual General Meeting
1   To Receive and Adopt the Report of Hsbc
    Institutional Trust Services (singapore) Limited,
    As Trustee of Suntec Reit (the "trustee"), the
    Statement by Ara Trust Management (suntec) Limited,
    As Manager of Suntec Reit (the "manager") and the
    Audited Financial Statements of Suntec Reit for the
    Financial Year Ended 31 December 2013 and the
    Auditors' Report Thereon                            Management  For           Voted - For
2   To Re-appoint KPMG LLP As the Auditors of Suntec
    Reit to Hold Office Until the Conclusion of the
    Next Agm of Suntec Reit and to Authorise the
    Manager to Fix Their Remuneration                   Management  For           Voted - For
3   General Mandate for the Issue of New Units And/or
    Convertible Securities                              Management  For           Voted - For


1365

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
SYDNEY AIRPORT
CUSIP: Q8808P103
Meeting Date: 19-Sep-13 Meeting Type: ExtraOrdinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal Sat1 and Sat2 4 And-votes Cast by Any
    Individual Or Related Party Who Benefit from the
    Passing Of-the Proposal/s Will be Disregarded by
    the Company. Hence, If You Have-obtained Benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or-vote "abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge-that You Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    Of-the Relevant Proposal/s. by Voting (for Or
    Against) on Proposal (sat1 And- Sat2 4), You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect To-obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply With-the
    Voting Exclusion.                                   Non-Voting                Non-Voting
    The Below Resolutions are for the Sydney Airport
    Trust Sat1                                          Non-Voting                Non-Voting
1   Approval for Issue of Syd Securities to Mtaa        Management  For           Voted - For
2   Approval for Issue of Syd Securities to Unisuper    Management  For           Voted - For
3   Ratification of Issue of Syd Securities to Hta      Management  For           Voted - For
4   Ratification of Issue of Syd Securities to Future
    Fund                                                Management  For           Voted - For
    The Below Resolutions are for the Sydney Airport
    Trust Sat2                                          Non-Voting                Non-Voting
1   Approval for Issue of Syd Securities to Mtaa        Management  For           Voted - For
2   Approval for Issue of Syd Securities to Unisuper    Management  For           Voted - For
3   Ratification of Issue of Syd Securities to Hta      Management  For           Voted - For
4   Ratification of Issue of Syd Securities to Future
    Fund                                                Management  For           Voted - For
Meeting Date: 22-Nov-13 Meeting Type: Ordinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 2 of Sat2 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting


1366




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    The Below Resolutions are for the Sydney Airport
    Trust Sat1 of General-meeting                        Non-Voting                Non-Voting
1   Change of Responsible Entity                         Management  For           Voted - For
2   Unstapling of Sat1 Units and Sat2 Units              Management  For           Voted - For
3   General Amendment to Sat1 Constitution               Management  For           Voted - For
    The Below Resolutions are for the Sydney Airport
    Trust Sat2 of Scheme Meeting-and General Meeting     Non-Voting                Non-Voting
1   Amendments to Sat2 Constitution to Effect the Scheme Management  For           Voted - For
2   Acquisition Resolution to Effect the Scheme          Management  For           Voted - For
3   Unstapling of Sat1 Units and Sat2 Units              Management  For           Voted - For
Meeting Date: 15-May-14 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 1 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit (as Referred in the Company
    Announcement) You- Should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
    Please Note That This Resolution is Proposed by Sal  Non-Voting                Non-Voting
2   Adoption of Remuneration Report                      Management  For           Voted - For
3   Re-election of Stephen Ward                          Management  For           Voted - For
4   Election of Ann Sherry Ao                            Management  For           Voted - For
    Please Note That This Resolution is Proposed by Sat1 Non-Voting                Non-Voting
1   Re-election of Patrick Gourley                       Management  For           Voted - For
TELIASONERA AB, STOCKHOLM
CUSIP: W95890104
Meeting Date: 02-Apr-14 Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    277961 Due to Change in Vo-ting Status of
    Resolution 21 and Addition of Comment. All Votes
    Received on Th-e Previous Meeting Will be
    Disregarded and You Will Need to Reinstruct on
    This-meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power of At-torney (poa) is
    Required in Order to Lodge and Execute Your Voting
    Instruction-s in This Market. Absence of A Poa, May
    Cause Your Instructions to be Rejected-. If You


1367




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Have Any Questions, Please Contact Your Client
    Service Representative                              Non-Voting                Non-Voting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need to
    Provi-de the Breakdown of Each Beneficial Owner
    Name, Address and Share Position To-your Client
    Service Representative. This Information is
    Required in Order For- Your Vote to be Lodged       Non-Voting                Non-Voting
    An Abstain Vote Can Have the Same Effect As an
    Against Vote If the Meeting Req-uire Approval from
    Majority of Participants to Pass A Resolution.      Non-Voting                Non-Voting
    Please Note That the Board Does Not Make Any
    Recommendation on Resolution Numb-er 21. Standing
    Instructions Have Been Removed for This Meeting.
    Thank You.                                          Non-Voting                Non-Voting
1   Election of Chair of the Meeting: Eva Hagg, Advokat Non-Voting                Non-Voting
2   Preparation and Approval of Voting Register         Non-Voting                Non-Voting
3   Adoption of Agenda                                  Non-Voting                Non-Voting
4   Election of Two Persons to Check the Minutes of the
    Meeting Together with The-chair                     Non-Voting                Non-Voting
5   Determination of Whether the Meeting Has Been Duly
    Convened                                            Non-Voting                Non-Voting
6   Presentation of the Annual Report and the Auditor's
    Report, the Consolidated F-inancial Statements and
    the Auditor's Report on the Consolidated Financial
    Sta-tements for 2013. A Description by the Chair of
    the Board of Directors Marie E-hrling of the Work
    of the Board of Directors During 2013 and A Speech
    by Presi- Dent and Ceo Johan Dennelind in
    Connection Herewith                                 Non-Voting                Non-Voting
7   Resolution to Adopt the Income Statement, the
    Balance Sheet, the Consolidated Income Statement
    and the Consolidated Balance Sheet for 2013         Management  For           Voted - For
8   Resolution on Appropriation of the Company's Profit
    As Shown on the Adopted Balance Sheet and Setting
    of Record Date for the Dividend. the Board of
    Directors Proposes That A Dividend of Sek 3.00 Per
    Share is Distributed to the Shareholders and That
    April 7, 2014 be Set As the Record Date for the
    Dividend. If the Annual General Meeting Resolves in
    Accordance with the Proposal, It is Estimated That
    Euroclear Sweden Ab Will Execute the Payment on
    April 10, 2014                                      Management  For           Voted - For
9   Resolution on Discharge of the Directors and the
    Ceo from Personal Liability Towards the Company for
    the Administration of the Company in 2013           Management  For           Voted - Against
10  Resolution on Number of Directors and Alternate
    Directors to be Elected at the Meeting: Until the
    End of the Annual General Meeting 2015, Eight
    Directors with No Alternate Directors               Management  For           Voted - For
11  Resolution on Remuneration Payable to the Directors Management  For           Voted - For
12  Election of Directors and Any Alternate Directors:
    Re-election of Marie Ehrling, Mats Jansson, Olli-


1368




                         GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
     Pekka Kallasvuo, Mikko Kosonen, Nina Linander,
     Martin Lorentzon, Per-arne Sandstrom and Kersti
     Strandqvist                                         Management  For           Voted - For
13   Election of Chair and Vice-chair of the Board of
     Directors: Re-election of Marie Ehrling As Chair
     and Olli-pekka Kallasvuo As Vice-chair              Management  For           Voted - For
14   Resolution on Number of Auditors and Deputy
     Auditors: Until the End of the Annual General
     Meeting 2015 There Will be One Auditor with No
     Deputy Auditors                                     Management  For           Voted - For
15   Resolution on Remuneration Payable to the Auditor   Management  For           Voted - For
16   Election of Auditor and Any Deputy Auditors :
     Election of the Audit Company Deloitte Ab           Management  For           Voted - For
17   Election of Nomination Committee and Resolution on
     Instruction for the Nomination Committee: Election
     of Magnus Skaninger (swedish State), Kari Jarvinen
     (solidium Oy), Jan Andersson (swedbank Robur
     Funds), Per Frennberg (alecta) and Marie Ehrling
     (chair of the Board of Directors)                   Management  For           Voted - For
18   Resolution on Principles for Remuneration to Group
     Management                                          Management  For           Voted - Against
19   Resolution Authorizing the Board of Directors to
     Acquire the Company's Own Shares                    Management  For           Voted - For
20.a Resolution on Implementation of A Long-term
     Incentive Program 2014/2017                         Management  For           Voted - For
20.b Resolution on Hedging Arrangements for the Program  Management  For           Voted - For
21   Resolution on Special Investigation                 Management  For           Voted - Against
TELSTRA CORPORATION LTD, MELBOURNE VIC
CUSIP: Q8975N105
Meeting Date: 15-Oct-13  Meeting Type: Annual General Meeting
     Voting Exclusions Apply to This Meeting for
     Proposals 4 and 5 and Votes Cast-by Any Individual
     Or Related Party Who Benefit from the Passing of
     The-proposal/s Will be Disregarded by the Company.
     Hence, If You Have Obtained-benefit Or Expect to
     Obtain Future Benefit You Should Not Vote (or
     Vote-"abstain") on the Relevant Proposal Items. by
     Doing So, You Acknowledge That-you Have Obtained
     Benefit Or Expect to Obtain Benefit by the Passing
     of The- Relevant Proposals. by Voting (for Or
     Against) on Proposals (4 and 5), You-acknowledge
     That You Have Not Obtained Benefit Neither Expect
     to Obtain-benefit by the Passing of the Relevant
     Proposals and You Comply with The-voting Exclusion. Non-Voting                Non-Voting
3.a  Election of Director: Mr Chin Hu Lim                Management  For           Voted - For
3.b  Re-election of Director: Dr Nora Scheinkestel       Management  For           Voted - For
4    Grant of Performance Rights                         Management  For           Voted - For
5    Remuneration Report                                 Management  For           Voted - For
     09 Oct 13: Please Note That This is A Revision Due
     to Change in the Record Dat-e from 13 Oct 13 to 11


1369




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Oct 13. If You Have Already Sent in Your Votes,
    Please-do Not Return This Proxy Form Unless You
    Decide to Amend Your Original Instruc-tions. Thank
    You                                                 Non-Voting                Non-Voting
TOTAL SA, COURBEVOIE
CUSIP: F92124100
Meeting Date: 16-May-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    282282 Due to Addition Of-resolutions A, B, C, D
    and E. All Votes Received on the Previous Meeting
    Will-be Disregarded and You Will Need to Reinstruct
    on This Meeting Notice. Thank Y-ou.                 Non-Voting                Non-Voting
    Please Note That Important Additional Meeting
    Information is Available by Clic-king on the
    Material Url Link: Http://www.journal-
    Officiel.gouv.fr//pdf/2014/0-
    407/201404071400940.pdf                             Non-Voting                Non-Voting
    Please Note in the French Market That the Only
    Valid Vote Options are "for" An-d "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to the
    Gl-obal Custodians on the Vote Deadline Date. in
    Capacity As Registered Intermedi-ary, the Global
    Custodians Will Sign the Proxy Cards and Forward
    Them to the L-ocal Custodian. If You Request More
    Information, Please Contact Your Client
    Re-presentative.                                    Non-Voting                Non-Voting
O.1 Approval of the Corporate Financial Statements for
    the Financial Year Ended on December 31, 2013       Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31, 2013   Management  For           Voted - For
O.3 Allocation of Income and Setting the Dividend       Management  For           Voted - For
O.4 Authorization Granted to the Board of Directors to
    Trade in the Company's Shares                       Management  For           Voted - For
O.5 Renewal of Term of Mrs. Patricia Barbizet As Board
    Member                                              Management  For           Voted - For
O.6 Renewal of Term of Mrs. Marie- Christine
    Coisne-roquette As Board Member                     Management  For           Voted - For
O.7 Renewal of Term of Mr. Paul Desmarais, Jr. As Board
    Member                                              Management  For           Voted - Against
O.8 Renewal of Term of Mrs. Barbara Kux As Board Member Management  For           Voted - For
O.9 Reviewing the Elements of Compensation Owed Or Paid
    to Mr. Christophe De Margerie, Ceo, for the
    Financial Year Ended on December 31, 2013           Management  For           Voted - For
E.10 Delegation of Authority Granted to the Board of
    Directors to Increase Capital While Maintaining the
    Shareholders' Preferential Subscription Rights
    Either by Issuing Common Shares And/or Any


1370




GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Securities Giving Access to Capital of the Company,
Or by Incorporating Reserves, Profits, Premiums Or
Otherwise                                               Management  For           Voted - For
E.11 Delegation of Authority Granted to the Board of
Directors to Increase Capital Either by Issuing
Common Shares Or Any Securities Giving Access to
Capital with the Cancellation of Preferential
Subscription Rights                                     Management  For           Voted - For
E.12 Delegation of Authority Granted to the Board of
Directors to Increase the Number of Securities to
be Issued, in Case of Capital Increase Without
Shareholders' Preferential Subscription Rights          Management  For           Voted - For
E.13 Delegation of Powers Granted to the Board of
Directors to Increase Capital Either by Issuing
Common Shares Or Any Securities Giving Access to
Capital, in Consideration for In-kind Contributions
Granted to the Company, with the Waiver by
Shareholders of Their Preferential Subscription
Right to Shares Issued As Consideration for
Contributions in Kind                                   Management  For           Voted - For
E.14 Delegation of Authority Granted to the Board of
Directors to Increase Capital Pursuant to Articles
L.3332-18 Et Seq. of the Code of Labor, with the
Waiver by Shareholders of Their Preferential
Subscription Right to Shares Issued Due to the
Subscription for Shares by Employees of the Group       Management  For           Voted - For
E.15 Delegation of Powers Granted to the Board of
Directors to Carry Out Capital Increases Reserved
for Categories of Beneficiaries As Part of A
Transaction Reserved for Employees with the
Cancellation of Preferential Subscription Rights        Management  For           Voted - For
E.16 Authorization to Allocate Bonus Shares of the
Company to Employees of the Group and Corporate
Officers of the Company Or Companies of the Group,
with the Waiver by Shareholders of Their
Preferential Subscription Right to Shares Issued in
Favor of Beneficiaries of Share Allocations             Management  For           Voted - For
E.17 Amendment to Article 11 of the Bylaws for the
Purpose of Establishing the Terms of Appointment of
the Board Member(s)representing Employees Under the
Act of June 14th, 2013 on Securing Employment, and
Integrating Technical Amendments on Some Provisions
Relating to Board Members Representing Employee
Shareholders                                            Management  For           Voted - For
E.18 Amendment to Article 12 of the Bylaws to Bring the
Age Limit of the Chairman of the Board of Directors
to 70                                                   Management  For           Voted - For
E.19 Amendment to Article 15 of the Bylaws to Bring the
Age Limit of the General Manager to 67                  Management  For           Voted - For
E.20 Amendment to Article 17 of the Bylaws to Comply
with the Ordinance of December 9th, 2010
Transposing the European Directive on Shareholders'
Rights to be Represented by Any Person of Their
Choice at General Meetings                              Management  For           Voted - For


1371




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
A   Please Note That This Resolution is A Shareholder
    Proposal: Distribution of A Quarterly Newsletter by
    Employees Directors and Director Representing
    Employee Shareholders                               Shareholder Against       Voted - Against
B   Please Note That This Resolution is A Shareholder
    Proposal: Components of Remuneration of Corporate
    Officers and Employees Related to Industrial Safety
    Indicators                                          Shareholder Against       Voted - Against
C   Please Note That This Resolution is A Shareholder
    Proposal: Establishing Individual Shareholding      Shareholder Against       Voted - Against
D   Please Note That This Resolution is A Shareholder
    Proposal: Including the Employee Director Or
    Employees Directors in the Organization of the
    Board of Directors                                  Shareholder Against       Voted - Against
E   Please Note That This Resolution is A Shareholder
    Proposal: Distribution of Attendance Allowances     Shareholder Against       Voted - Against
TRANSMISSORA ALIANCA DE ENERGIA ELETRICA SA, RIO D
CUSIP: P9T5CD126
Meeting Date: 30-Apr-14 Meeting Type: Annual General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                Non-Voting
    Please Note That Preference Shareholders Can Submit
    A Member from The-candidates List Once They Have
    Been Elected Or Alternatively A Candidate-outside
    of the Official List, However We Cannot Do This
    Through the Proxyedge-platform. in Order to Submit
    A Vote to Elect A Candidate, Clients Must-contact
    Their Csr to Include the Name of the Candidate to
    be Elected. If-instructions to Vote on This Item
    are Received Without A Candidate's Name,-your Vote
    Will be Processed in Favor Or Against of the
    Default Company's-candidate. Thank You              Non-Voting                Non-Voting
1   To Receive the Administrators Accounts, to Examine,
    Discuss and Vote on the Administrations Report, the
    Financial Statements Regarding the Fiscal Year
    Ending on December 31, 2013                         Management  For           Voted - For
2   Destination of the Year End Results and the
    Distribution of Dividends                           Management  For           Voted - For
3   To Elect the Members of the Board of Directors.
    Votes in Groups of Candidates Only. 3.a Djalma
    Bastos De Morais, Titular, Flavio De Almeida
    Araujo, Substitute, Wilson Pereira Dos Santos,


1372




                          GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY   MGT. POSITION REGISTRANT VOTED
    Titular, Joao Procopio Campos Loure Vale,
    Substitute, Pedro Grossi Junior, Titular, Eliana
    Soares Da Cunha Castello Branco, Substitute, John
    Michael Streithorst, Titular, Carlos Alberto
    Figueiredo Trindade Neto, Substitute, Luiz Carlos
    Da Silva Cantidio Junior, Titular, Marcelo Hudik
    Furtado De Albuquerque, Substitute, Sandro          Management    For           Voted - For
    Rocha Peres, Titular, Gerson Goncalves Da Silva,
    Substitute, Carlos Roberto Cafareli, Titular,
    Carlos Massaru Takahashi, Substitute, Joao Almeida
    Dos Santos, Titular, Luiz Henrique De Castro
    Carvalho, Substitute, Luiz Ricardo Da Camara Lima,
    Titular, Jorge Kalache Filho, Substitute. Only to
    Ordinary Shareholders                                                           Non-Voting
4   To Elect the Members of the Fiscal Council. Votes
    in Groups of Candidates Only. 4.a Jorge Khoury
    Hedaye, Titular, Ronald Gastao Andrade Reis,
    Substitute, Claudio Canalis Goulart, Titular, Maria
    Cristina Soares Magalhaes Alves, Substitute,
    Clayton Ferraz De Paiva, Titular, Ana Paula Moraes
    Venancio Amaral, Substitute, Dio Jaime Machado De
    Almeida, Titular, Jose Maria Rabelo, Substitute.
    Only to Ordinary Shareholders. Only to Ordinary
    Shareholders                                        Management    For           Abstain
5   To Decide Regarding the Proposal for the Directors
    and Fiscal Council Remuneration                     Management    For           Voted - For
    09 Apr 2014: Please Note That This is A Revision
    Due to Receipt of Director An-d Fiscal Council
    Member Names. If You Have Already Sent in Your
    Votes, Please-do Not Return This Proxy Form Unless
    You Decide to Amend Your Original Instruc-tions.
    Thank You.                                          Non-Voting                  Non-Voting
Meeting Date: 30-Apr-14   Meeting Type: ExtraOrdinary General Meeting
    Important Market Processing Requirement: A
    Beneficial Owner Signed Power Of-attorney (poa) is
    Required in Order to Lodge and Execute Your
    Voting-instructions in This Market. Absence of A
    Poa, May Cause Your Instructions To-be Rejected. If
    You Have Any Questions, Please Contact Your Client
    Service- Representative                             Non-Voting                  Non-Voting
    Please Note That Votes 'in Favor' and 'against' in
    the Same Agenda Item Are- Not Allowed. Only Votes
    in Favor And/or Abstain Or Against And/ Or
    Abstain-are Allowed. Thank You                      Non-Voting                  Non-Voting
1   To Change the Address of the Head Office of the
    Company                                             Management    For           Voted - For
2   The Consequent Amendment of Article 2 of the
    Corporate Bylaws of the Company, As Well As the
    Restatement of the Mentioned Bylaws                 Management    For           Voted - For
3   The Participation of the Company in Public Bid
    Number 001.2014, Aneel, Individually Or As A Member
    of A Consortium, Being Able to Establish A Special


1373




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Purpose Company in the Event That It Wins the
    Public Bid in Question                              Management  For           Voted - For
UPM-KYMMENE CORP, HELSINKI
CUSIP: X9518S108
Meeting Date: 08-Apr-14    Meeting Type: Annual General Meeting
    Market Rules Require Disclosure of Beneficial Owner
    Information for All Voted-accounts. If an Account
    Has Multiple Beneficial Owners, You Will Need
    To-provide the Breakdown of Each Beneficial Owner
    Name, Address and Share-position to Your Client
    Service Representative. This Information is
    Required-in Order for Your Vote to be Lodged        Non-Voting                Non-Voting
1   Opening of the Meeting                              Non-Voting                Non-Voting
2   Calling the Meeting to Order                        Non-Voting                Non-Voting
3   Election of Persons to Scrutinize the Minutes and
    to Supervise the Counting-of Votes                  Non-Voting                Non-Voting
4   Recording the Legality of the Meeting               Non-Voting                Non-Voting
5   Recording the Attendance at the Meeting and
    Adoption of the List of Votes                       Non-Voting                Non-Voting
6   Presentation of the Financial Statements, the
    Report of the Board Of-directors and the Auditor's
    Report for the Year 2013                            Non-Voting                Non-Voting
7   Adoption of the Financial Statement                 Management  For           Voted - For
8   Resolution on the Use of the Profit Shown on the
    Balance Sheet and the Payment of Dividend. the
    Board Proposes That A Dividend of Eur 0.60 Per
    Share be Paid                                       Management  For           Voted - For
9   Resolution on the Discharge of the Members of the
    Board of Directors and the President and Ceo from
    Liability                                           Management  For           Voted - For
10  Resolution on the Remuneration of the Members of
    the Board of Directors                              Management  For           Voted - For
11  Resolution on the Number of Members of the Board of
    Directors. the Board of Directors' Nomination and
    Governance Committee Proposes That the Number of
    Board Members be Resolved to be Nine (9) Instead of
    the Current Ten (10)                                Management  For           Voted - For
12  Election of Members of the Board of Directors the
    Board of Directors' Nomination and Governance
    Committee Proposes That M. Alahuhta, B. Brunow,
    P.n. Kauppi, W.e. Lane, J.pesonen, V.m. Reinikkala,
    K. Wahl and B. Wahlroos be Re- Elected and That
    A.puheloinen be Elected As A New Board Member       Management  For           Voted - For
13  Resolution on the Remuneration of the Auditor       Management  For           Voted - For
14  Election of Auditor the Board of Directors' Audit
    Committee Proposes That PricewaterhouseCoopers Oy
    be Re-elected                                       Management  For           Voted - For
15  Authorising the Board of Directors to Decide on the
    Repurchase of the Company's Own Shares              Management  For           Voted - For


1374




                           GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
16  Authorising the Board of Directors to Decide on
    Charitable Contributions                            Management  For           Voted - For
17  Closing of the Meeting                              Non-Voting                Non-Voting
    05 Feb 2014: Deletion of Comment                    Non-Voting                Non-Voting
    05 Feb 2014: Please Note That This is A Revision
    Due to Deletion of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You.                            Non-Voting                Non-Voting
VECTOR GROUP LTD.
CUSIP: 92240M108 TICKER: VGR
Meeting Date: 16-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Bennett S. Lebow                                    Management  For           Voted - For
2   Howard M. Lorber                                    Management  For           Voted - For
3   Ronald J. Bernstein                                 Management  For           Voted - For
4   Stanley S. Arkin                                    Management  For           Voted - For
5   Henry C. Beinstein                                  Management  For           Voted - For
6   Jeffrey S. Podell                                   Management  For           Voted - For
7   Jean E. Sharpe                                      Management  For           Voted - For
2.  Advisory Approval of Executive Compensation (say on
    Pay)                                                Management  For           Voted - Against
3.  Approval of 2014 Management Incentive Plan          Management  For           Voted - For
4.  Approval to Amend the Company's Certificate of
    Incorporation to Increase the Number of Authorized
    Shares of Common Stock from 150,000,000 to
    250,000,000                                         Management  For           Voted - For
5.  Approval of Ratification of PricewaterhouseCoopers
    LLP As Independent Registered Certified Public
    Accounting Firm for the Year Ending December 31,
    2014                                                Management  For           Voted - For
VENTURE CORPORATION LTD
CUSIP: Y9361F111
Meeting Date: 25-Apr-14    Meeting Type: Annual General Meeting
1   To Receive and Adopt the Directors' Report and the
    Audited Accounts of the Company for the Year Ended
    31 December 2013 Together with the Auditors' Report
    Thereon                                             Management  For           Voted - For
2   To Declare A Final One-tier Tax- Exempt Dividend of
    50 Cents Per Ordinary Share for the Year Ended 31
    December 2013 (2012 : Final One-tier Tax-exempt
    Dividend of 50 Cents Per Ordinary Share)            Management  For           Voted - For
3   To Re-elect the Following Director Retiring
    Pursuant to Article 92 of the Company's Articles of


1375




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Association and Who, Being Eligible, Offers Himself
    for Re-election: Mr Koh Lee Boon                     Management  For           Voted - For
4.a To Re-appoint the Following Director, Pursuant to
    Section 153(6) of the Singapore's Companies Act,
    Chapter 50 ("companies Act") to Hold Office from
    the Date of the Annual General Meeting Until the
    Next Annual General Meeting: Mr Cecil Vivian
    Richard Wong                                         Management  For           Voted - For
4.b To Re-appoint the Following Director, Pursuant to
    Section 153(6) of the Singapore's Companies Act,
    Chapter 50 ("companies Act") to Hold Office from
    the Date of the Annual General Meeting Until the
    Next Annual General Meeting: Mr Wong Ngit Liong      Management  For           Voted - For
4.c To Re-appoint the Following Director, Pursuant to
    Section 153(6) of the Singapore's Companies Act,
    Chapter 50 ("companies Act") to Hold Office from
    the Date of the Annual General Meeting Until the
    Next Annual General Meeting: Mr Goon Kok Loon        Management  For           Voted - For
5   To Approve the Payment of Directors' Fees of Sgd
    450,000 for the Year Ended 31 December 2013 (2012 :
    Sgd 466,666)                                         Management  For           Voted - For
6   To Re-appoint Messrs Deloitte & Touche LLP As the
    Company's Auditors and to Authorise the Directors
    to Fix Their Remuneration                            Management  For           Voted - For
7   Authority to Allot and Issue Shares                  Management  For           Voted - For
8   Renewal of the Share Purchase Mandate                Management  For           Voted - For
Meeting Date: 25-Apr-14 Meeting Type: ExtraOrdinary General Meeting
1   Proposed Adoption of the Venture Corporation
    Executives' Share Option Scheme 2015                 Management  For           Voted - For
VEOLIA ENVIRONNEMENT, PARIS
CUSIP: F9686M107
Meeting Date: 24-Apr-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    310332 Due to Addition Of-resolution O.11. All
    Votes Received on the Previous Meeting Will be
    Disregarde-d and You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                      Non-Voting                Non-Voting
    Please Note That Important Additional Meeting
    Information is Available by Clic-king on the
    Material Url Link: Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/- 0407/201404071400993.pdf Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to the
    Gl-obal Custodians on the Vote Deadline Date. in
    Capacity As Registered Intermedi-ary, the Global
    Custodians Will Sign the Proxy Cards and Forward
    Them to the L-ocal Custodian. If You Request More


1376




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                  PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Information, Please Contact Your Client
    Re-presentative.                                      Non-Voting                Non-Voting
    Please Note in the French Market That the Only
    Valid Vote Options are "for" An-d "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.    Non-Voting                Non-Voting
O.1 Approval of the Annual Corporate Financial
    Statements for the 2013 Financial Year                Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the 2013 Financial Year                           Management  For           Voted - For
O.3 Approval of Non-tax Deductible Costs and Expenses
    Pursuant to Article 39-4 of the General Tax Code      Management  For           Voted - For
O.4 Allocation of Income for the 2013 Financial Year
    and Payment of the Dividend                           Management  For           Voted - For
O.5 Option for Payment of the Dividend in Shares          Management  For           Voted - For
O.6 Approval of the Regulated Agreements and
    Commitments (outside of the Amendment to Agreements
    and Commitments Regarding the Executive Corporate
    Officer.)                                             Management  For           Voted - Against
O.7 Approval of the Regulated Agreements and
    Commitments (amendment to Agreements and
    Commitments Regarding the Executive Corporate
    Officer.)                                             Management  For           Voted - For
O.8 Approval of the Commitment Pursuant to Article
    L.225-42-1 of the Commercial Code Benefiting Mr.
    Antoine Frerot, Executive Corporate Officer           Management  For           Voted - For
O.9 Renewal of Term of Mr. Antoine Frerot As Board
    Member                                                Management  For           Voted - For
O.10 Renewal of Term of Mr. Daniel Bouton As Board Member Management  For           Voted - For
O.11 Renewal of Term of Groupe Industriel Marcel
    Dassault Represented by Mr. Olivier Costa De
    Beauregard As Board Member                            Management  For           Voted - For
O.12 Renewal of Term of Qatari Diar Real Estate
    Investment Company Represented by Mr. Khaled Al
    Sayed As Board Member                                 Management  For           Voted - For
O.13 Review of the Compensation Owed Or Paid to Mr.
    Antoine Frerot, Chairman and Ceo for the 2013
    Financial Year and the 2014 Compensation Policy       Management  For           Voted - Against
O.14 Setting the Annual Amount of Attendance Allowances
    to be Allocated to the Board of Directors             Management  For           Voted - For
O.15 Authorization to be Granted to the Board of
    Directors to Trade in Company's Shares                Management  For           Voted - For
E.16 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Issue Shares And/or
    Securities Giving Access to Capital And/or
    Securities Entitling to the Allotment of Debt
    Securities While Maintaining Preferential
    Subscription Rights                                   Management  For           Abstain
E.17 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Issue Shares And/or
    Securities Giving Access to Capital And/or
    Securities Entitling to the Allotment of Debt
    Securities with Cancellation of Preferential
    Subscription Rights Via Public Offering               Management  For           Abstain


1377




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
E.18 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Issue Shares And/or
    Securities Giving Access to Capital And/or
    Securities Entitling to the Allotment of Debt
    Securities with Cancellation of Preferential
    Subscription Rights Via A Private Placement
    Pursuant to Article L.411- 2, II of the Monetary
    and Financial Code                                  Management  For           Abstain
E.19 Option to Issue Shares Or Securities Giving Access
    to Capital with Cancellation of Preferential
    Subscription Rights, in Consideration for In-kind
    Contributions of Equity Securities Or Securities
    Giving Access to Capital                            Management  For           Abstain
E.20 Delegation of Authority to be Granted to the Board
    of Directors to Increase the Number of Securities
    to be Issued in Case of Capital Increase with Or
    Without Preferential Subscription Rights            Management  For           Abstain
E.21 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Increase Share Capital by
    Incorporation of Reserves, Profits, Premiums Or
    Otherwise                                           Management  For           Voted - For
E.22 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Increase Share Capital by
    Issuing Shares Or Securities Giving Access to
    Capital Reserved for Members of Company Savings
    Plans with Cancellation of Preferential
    Subscription Rights in Favor of the Latter          Management  For           Voted - For
E.23 Delegation of Authority to be Granted to the Board
    of Directors to Decide to Increase Share Capital by
    Issuing Shares Reserved for Categories of
    Beneficiaries with Cancellation of Preferential
    Subscription Rights in Favor of the Latter          Management  For           Voted - For
E.24 Delegation to the Board of Directors to Reduce
    Capital by Cancellation of Treasury Shares          Management  For           Voted - For
E.25 Amendment to Article 11 of the Bylaws for the
    Purpose of Specifying the Terms for Appointing
    Directors Representing Employees Pursuant to the
    Provisions of the June 14, 2013 Act on Employment
    Security                                            Management  For           Voted - For
OE.26 Powers to Carry Out All Legal Formalities         Management  For           Voted - For
VERESEN INC, CALGARY AB
CUSIP: 92340R106
Meeting Date: 06-May-14 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.8 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Donald L. Althoff             Management  For           Voted - For
1.2 Election of Director: J. Paul Charron               Management  For           Voted - For
1.3 Election of Director: Maureen E. Howe               Management  For           Voted - For


1378




                        GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1.4 Election of Director: Robert J. IVerach              Management  For           Voted - For
1.5 Election of Director: Rebecca A. Mcdonald            Management  For           Voted - For
1.6 Election of Director: Stephen W.c. Mulherin          Management  For           Voted - For
1.7 Election of Director: Henry W. Sykes                 Management  For           Voted - For
1.8 Election of Director: Bertrand A. Valdman            Management  For           Voted - For
2   To Appoint PricewaterhouseCoopers LLP, Chartered
    Accountants, As the Auditors of Veresen Inc. Until
    the Close of the Next Annual Meeting of Shareholders Management  For           Voted - For
3   To Approve the Continuation and Amendment and
    Restatement of the Shareholder Rights Plan           Management  For           Voted - For
VTECH HOLDINGS LTD, HAMILTON
CUSIP: G9400S132
Meeting Date: 12-Jul-13 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolutions. Thank
    You.                                                 Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url-
    Links:http://www.hkexnews.hk/listedco/listconew
    S/sehk/2013/0603/ltn20130603157-8.pdf And-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0603/ltn201306031510.pdf                        Non-Voting                Non-Voting
1   To Receive and Consider the Audited Financial
    Statements and the Reports of the Directors of the
    Company (''directors'') and the Auditor of the
    Company (''auditor'') for the Year Ended 31 March
    2013                                                 Management  For           Voted - For
2   To Consider and Declare A Final Dividend in Respect
    of the Year Ended 31 March 2013                      Management  For           Voted - For
3.a To Re-elect Dr. Pang King Fai As Director            Management  For           Voted - For
3.b To Re-elect Mr. Michael Tien Puk Sun As Director     Management  For           Voted - For
3.c To Re-elect Mr. Wong Kai Man As Director             Management  For           Voted - For
3.d To Fix the Remuneration of the Directors             Management  For           Voted - For
4   To Re-appoint KPMG As the Auditor and Authorise the
    Board of Directors to Fix Their Remuneration         Management  For           Voted - For
5   To Grant A General Mandate to the Directors to
    Repurchase Shares Representing Up to 10% of the
    Issued Share Capital of the Company at the Date of
    the 2013 Agm                                         Management  For           Voted - For
6   To Grant A General Mandate to the Directors to
    Allot, Issue and Deal with Additional Shares
    Representing Up to 10% of the Issued Share Capital
    of the Company at the Date of the 2013 Agm           Management  For           Voted - Against
7   To Extend the General Mandate Granted to the
    Directors to Allot, Issue and Deal with Additional
    Shares by the Addition of Such Number of Shares to
    be Repurchased by the Company                        Management  For           Voted - Against


1379

GLOBAL X SUPERDIVIDEND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
WESTPAC BANKING CORP, SYDNEY NSW
CUSIP: Q97417101
Meeting Date: 13-Dec-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 2, 3, 4a and 4b And-votes Cast by Any
    Individual Or Related Party Who Benefit from the
    Passing Of-the Proposals Will be Disregarded by the
    Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposals. by Voting (for Or
    Against) on the Above Mentioned- Proposals, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposals and You Comply-with the
    Voting Exclusion.                                    Non-Voting                Non-Voting
2   Remuneration Report                                  Management  For           Voted - For
3   Grant of Equity to the Chief Executive Officer       Management  For           Voted - For
4.a Selective Buy-back of Westpac Stapled Preferred
    Securities II: Buy-back on Mandatory Conversion Date Management  For           Voted - For
4.b Selective Buy-back of Westpac Stapled Preferred
    Securities II: Buy-back Before Mandatory Conversion
    Date                                                 Management  For           Voted - For
5.a Re-election of Elizabeth Bryan As A Director         Management  For           Voted - For
5.b Re-election of Peter Hawkins As A Director           Management  For           Voted - For
5.c Election of Ewen Crouch As A Director                Management  For           Voted - For
5.d Election of Peter Marriott As A Director             Management  For           Voted - For
6   Please Note That This Resolution is A Shareholder
    Proposal: Election of David Barrow As A Director     Shareholder Against       Voted - For
    06 Dec 13: Deletion of Comment                       Non-Voting                Non-Voting
    06 Dec 13: Please Note That This is A Revision Due
    to Deletion of Comment. If-you Have Already Sent in
    Your Votes, Please Do Not Return This Proxy Form
    Unle-ss You Decide to Amend Your Original
    Instructions. Thank You.                             Non-Voting                Non-Voting
WINDSTREAM HOLDINGS INC.
CUSIP: 97382A101 TICKER: WIN
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: Carol B. Armitage              Management  For           Voted - For
1B. Election of Director: Samuel E. Beall, III           Management  For           Voted - For
1C. Election of Director: Dennis E. Foster               Management  For           Voted - For
1D. Election of Director: Francis X. Frantz              Management  For           Voted - For
1E. Election of Director: Jeffery R. Gardner             Management  For           Voted - For
1F. Election of Director: Jeffrey T. Hinson              Management  For           Voted - For


1380




    GLOBAL X SUPERDIVIDEND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1G. Election of Director: Judy K. Jones                 Management  For           Voted - For
1H. Election of Director: William A. Montgomery         Management  For           Voted - For
1I. Election of Director: Alan L. Wells                 Management  For           Voted - For
2.  To Vote on an Advisory (non-binding) Resolution on
    Executive Compensation.                             Management  For           Voted - For
3.  To Approve an Amendment to the Windstream Equity
    Incentive Plan to Increase the Authorized Shares by
    15,000,000 and to Re-approve the Plan's Performance
    Goals.                                              Management  For           Voted - For
4.  To Approve an Amendment to the Certificate of
    Incorporation of Windstream Corporation to
    Eliminate Certain Voting Provisions.                Management  For           Voted - For
5.  To Approve Amendments to the Certificate of
    Incorporation and Bylaws of Windstream Holdings,
    Inc., to Enable Stockholders to Call Special
    Meetings Under Certain Circumstances.               Management  For           Voted - For
6.  To Approve Amendments to the Certificate of
    Incorporation and Bylaws of Windstream Holdings,
    Inc., to Eliminate Super-majority Provisions.       Management  For           Voted - For
7.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As Windstream's Independent Registered Public
    Accountant for 2014.                                Management  For           Voted - For
8.  Stockholder Proposal - Prohibition on Accelerated
    Vesting of Equity Awards.                           Shareholder Against       Voted - Against
9.  Stockholder Proposal - Right to Act by Written
    Consent.                                            Shareholder Against       Voted - For


1381




                           GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALTRIA GROUP, INC.
CUSIP: 02209S103 TICKER: MO
Meeting Date: 14-May-14    Meeting Type: Annual
1A. Election of Director: Gerald L. Baliles             Management  For           Voted - For
1B. Election of Director: Martin J. Barrington          Management  For           Voted - For
1C. Election of Director: John T. Casteen III           Management  For           Voted - For
1D. Election of Director: Dinyar S. Devitre             Management  For           Voted - For
1E. Election of Director: Thomas F. Farrell II          Management  For           Voted - For
1F. Election of Director: Thomas W. Jones               Management  For           Voted - For
1G. Election of Director: Debra J. Kelly- Ennis         Management  For           Voted - For
1H. Election of Director: W. Leo Kiely III              Management  For           Voted - For
1I. Election of Director: Kathryn B. Mcquade            Management  For           Voted - For
1J. Election of Director: George Munoz                  Management  For           Voted - For
1K. Election of Director: Nabil Y. Sakkab               Management  For           Voted - For
2.  Ratification of the Selection of Independent
    Registered Public Accounting Firm                   Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of the
    Company's Named Executive Officers                  Management  For           Voted - For
4.  Shareholder Proposal - Preparation of Health Effect
    and Cessation Materials for Poor and Less Formally
    Educated Tobacco Consumers                          Shareholder Against       Voted - Against
5.  Shareholder Proposal - Disclosure of Lobbying
    Policies and Practices                              Shareholder Against       Voted - Against
AMEREN CORPORATION
CUSIP: 023608102 TICKER: AEE
Meeting Date: 24-Apr-14    Meeting Type: Annual
1   Director                                            Management
1   Warner L. Baxter                                    Management  For           Voted - For
2   Catherine S. Brune                                  Management  For           Voted - For
3   Ellen M. Fitzsimmons                                Management  For           Voted - For
4   Walter J. Galvin                                    Management  For           Voted - For
5   Richard J. Harshman                                 Management  For           Voted - For
6   Gayle P.w. Jackson                                  Management  For           Voted - For
7   James C. Johnson                                    Management  For           Voted - For
8   Steven H. Lipstein                                  Management  For           Voted - For
9   Patrick T. Stokes                                   Management  For           Voted - For
10  Thomas R. Voss                                      Management  For           Voted - For
11  Stephen R. Wilson                                   Management  For           Voted - For
12  Jack D. Woodard                                     Management  For           Voted - For
2   Non-binding Advisory Approval of Compensation of
    the Executives Disclosed in the Proxy Statement.    Management  For           Voted - For
3   Approval of the 2014 Omnibus Incentive Compensation
    Plan.                                               Management  For           Voted - For


1382




                          GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4   Ratification of the Appointment of
    PricewaterhouseCoopers LLP As Independent
    Registered Public Accounting Firm for the Fiscal
    Year Ending December 31, 2014.                       Management  For           Voted - For
5   Shareholder Proposal Regarding Having an
    Independent Board Chairman.                          Shareholder Against       Voted - For
6   Shareholder Proposal Regarding A Report on Lobbying. Shareholder Against       Voted - Against
7   Shareholder Proposal Regarding A Report on
    Greenhouse Gas Emissions.                            Shareholder Against       Voted - Against
APOLLO RESIDENTIAL MORTGAGE, INC.
CUSIP: 03763V102 TICKER: AMTG
Meeting Date: 19-Jun-14   Meeting Type: Annual
1.  Director                                             Management
1   Marc E. Becker                                       Management  For           Voted - For
2   Mark C. Biderman                                     Management  For           Voted - For
3   Thomas D. Christopoul                                Management  For           Voted - For
4   Michael A. Commaroto                                 Management  For           Voted - For
5   Frederick N. Khedouri                                Management  For           Voted - For
6   Frederick J. Kleisner                                Management  For           Voted - For
7   Hope S. Taitz                                        Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As Apollo Residential Mortgage, Inc.'s
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014.            Management  For           Voted - For
3.  Approval, on an Advisory Basis, of the Compensation
    of Apollo Residential Mortgage, Inc.'s Named
    Executive Officers As Described in the 2014 Proxy
    Statement.                                           Management  For           Voted - For
ARMOUR RESIDENTIAL REIT, INC
CUSIP: 042315101 TICKER: ARR
Meeting Date: 08-May-14   Meeting Type: Annual
1   Director                                             Management
1   Scott J. Ulm                                         Management  For           Voted - For
2   Jeffrey J. Zimmer                                    Management  For           Voted - For
3   Daniel C. Staton                                     Management  For           Voted - For
4   Marc H. Bell                                         Management  For           Voted - For
5   Carolyn Downey                                       Management  For           Voted - For
6   Thomas K. Guba                                       Management  For           Voted - For
7   Robert C. Hain                                       Management  For           Voted - For
8   John P. Hollihan, III                                Management  For           Voted - For
9   Stewart J. Paperin                                   Management  For           Voted - For
2   To Approve an Amendment to Armour's Amended and
    Restated 2009 Stock Incentive Plan to Increase the
    Aggregate Number of Shares of Common Stock


1383




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Authorized for Issuance Thereunder from 2,000,000
    Shares to 15,000,000 Shares.                         Management  For           Voted - For
3   To Ratify the Appointment of Deloitte & Touche LLP
    As Armour's Independent Registered Certified Public
    Accountants for Fiscal Year 2014.                    Management  For           Voted - For
AT&T INC.
CUSIP: 00206R102 TICKER: T
Meeting Date: 25-Apr-14 Meeting Type: Annual
1A. Election of Director: Randall L. Stephenson          Management  For           Voted - For
1B. Election of Director: Reuben V. Anderson             Management  For           Voted - For
1C. Election of Director: Jaime Chico Pardo              Management  For           Voted - For
1D. Election of Director: Scott T. Ford                  Management  For           Voted - For
1E. Election of Director: James P. Kelly                 Management  For           Voted - For
1F. Election of Director: Jon C. Madonna                 Management  For           Voted - For
1G. Election of Director: Michael B. Mccallister         Management  For           Voted - For
1H. Election of Director: John B. Mccoy                  Management  For           Voted - For
1I. Election of Director: Beth E. Mooney                 Management  For           Voted - For
1J. Election of Director: Joyce M. Roche                 Management  For           Voted - For
1K. Election of Director: Matthew K. Rose                Management  For           Voted - For
1L. Election of Director: Cynthia B. Taylor              Management  For           Voted - For
1M. Election of Director: Laura D'andrea Tyson           Management  For           Voted - For
2.  Ratification of Appointment of Independent Auditors. Management  For           Voted - For
3.  Advisory Approval of Executive Compensation.         Management  For           Voted - For
4.  Approve Severance Policy.                            Management  For           Voted - For
5.  Political Report.                                    Shareholder Against       Voted - Against
6.  Lobbying Report.                                     Shareholder Against       Voted - Against
7.  Written Consent.                                     Shareholder Against       Voted - For
AVISTA CORP.
CUSIP: 05379B107 TICKER: AVA
Meeting Date: 08-May-14 Meeting Type: Annual
1A. Election of Director: Erik J. Anderson               Management  For           Voted - For
1B. Election of Director: Kristianne Blake               Management  For           Voted - For
1C. Election of Director: Donald C. Burke                Management  For           Voted - For
1D. Election of Director: John F. Kelly                  Management  For           Voted - For
1E. Election of Director: Rebecca A. Klein               Management  For           Voted - For
1F. Election of Director: Scott L. Morris                Management  For           Voted - For
1G. Election of Director: Marc F. Racicot                Management  For           Voted - For
1H. Election of Director: Heidi B. Stanley               Management  For           Voted - For
1I. Election of Director: R. John Taylor                 Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As the Company's Independent Registered
    Public Accounting Firm for 2014.                     Management  For           Voted - For


1384




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Reapproval of the Material Terms of Performance
    Goals Under the Company's Long-term Incentive Plan. Management  For           Voted - For
4.  Amendment of the Company's Restated Articles of
    Incorporation to Reduce Certain Shareholder
    Approval Requirements.                              Management  For           Voted - For
5.  Advisory (non-binding) Vote to Approve Executive
    Compensation.                                       Management  For           Voted - For
CAPSTEAD MORTGAGE CORPORATION
CUSIP: 14067E506 TICKER: CMO
Meeting Date: 28-May-14 Meeting Type: Annual
1.1 Election of Director: Jack Bernard                  Management  For           Voted - For
1.2 Election of Director: Jack Biegler                  Management  For           Voted - For
1.3 Election of Director: Michelle P. Goolsby           Management  For           Voted - For
1.4 Election of Director: Andrew F. Jacobs              Management  For           Voted - For
1.5 Election of Director: Gary Keiser                   Management  For           Voted - For
1.6 Election of Director: Christopher W. Mahowald       Management  For           Voted - For
1.7 Election of Director: Michael G. O'neil             Management  For           Voted - For
1.8 Election of Director: Mark S. Whiting               Management  For           Voted - For
2.  To Conduct an Advisory (nonbinding) Vote to Approve
    our 2013 Named Executive Officers' Compensation.    Management  For           Voted - For
3.  To Approve our 2014 Flexible Incentive Plan.        Management  For           Voted - For
4.  To Ratify the Appointment of Ernst & Young LLP As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
CENTURYLINK, INC.
CUSIP: 156700106 TICKER: CTL
Meeting Date: 28-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Virginia Boulet                                     Management  For           Voted - For
2   Peter C. Brown                                      Management  For           Voted - For
3   Richard A. Gephardt                                 Management  For           Voted - For
4   W. Bruce Hanks                                      Management  For           Voted - For
5   Gregory J. Mccray                                   Management  For           Voted - For
6   C.G. Melville, Jr.                                  Management  For           Voted - For
7   Fred R. Nichols                                     Management  For           Voted - For
8   William A. Owens                                    Management  For           Voted - For
9   Harvey P. Perry                                     Management  For           Voted - For
10  Glen F. Post, III                                   Management  For           Voted - For
11  Michael J. Roberts                                  Management  For           Voted - For
12  Laurie A. Siegel                                    Management  For           Voted - For
13  Joseph R. Zimmel                                    Management  For           Voted - For
2.  Ratify the Appointment of KPMG LLP As our
    Independent Auditor for 2014.                       Management  For           Voted - For
3.  Ratify A Proxy Access Bylaw Amendment.              Management  For           Voted - For


1385




                           GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Advisory Vote Regarding our Executive Compensation. Management  For           Voted - For
5.  Shareholder Proposal Regarding Equity Retention.    Shareholder Against       Voted - Against
CHEVRON CORPORATION
CUSIP: 166764100 TICKER: CVX
Meeting Date: 28-May-14    Meeting Type: Annual
1A. Election of Director: L.f. Deily                    Management  For           Voted - For
1B. Election of Director: R.e. Denham                   Management  For           Voted - For
1C. Election of Director: A.p. Gast                     Management  For           Voted - For
1D. Election of Director: E. Hernandez, Jr.             Management  For           Voted - For
1E. Election of Director: J.m. Huntsman, Jr.            Management  For           Voted - For
1F. Election of Director: G.l. Kirkland                 Management  For           Voted - For
1G. Election of Director: C.w. Moorman                  Management  For           Voted - For
1H. Election of Director: K.w. Sharer                   Management  For           Voted - For
1I. Election of Director: J.g. Stumpf                   Management  For           Voted - For
1J. Election of Director: R.d. Sugar                    Management  For           Voted - For
1K. Election of Director: C. Ware                       Management  For           Voted - For
1L. Election of Director: J.s. Watson                   Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Registered Public Accounting Firm                   Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officer
    Compensation                                        Management  For           Voted - For
4.  Charitable Contributions Disclosure                 Shareholder Against       Voted - Against
5.  Lobbying Disclosure                                 Shareholder Against       Voted - Against
6.  Shale Energy Operations                             Shareholder Against       Voted - Against
7.  Independent Chairman                                Shareholder Against       Voted - For
8.  Special Meetings                                    Shareholder Against       Voted - Against
9.  Independent Director with Environmental Expertise   Shareholder Against       Voted - Against
10. Country Selection Guidelines                        Shareholder Against       Voted - Against
COLONY FINANCIAL INC
CUSIP: 19624R106 TICKER: CLNY
Meeting Date: 08-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Thomas J. Barrack, Jr.                              Management  For           Voted - For
2   Richard B. Saltzman                                 Management  For           Voted - For
3   George G.c. Parker                                  Management  For           Voted - For
4   John A. Somers                                      Management  For           Voted - For
5   John L. Steffens                                    Management  For           Voted - For
2.  Approval of an Advisory Proposal Regarding the
    Compensation Paid to Colony Financial's Named
    Executive Officers (the "say on Pay" Proposal).     Management  For           Voted - For
3.  Ratification of the Appointment of Ernst & Young
    LLP As Independent Public Auditor for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For


1386




                            GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                    PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  Approval of the Colony Financial, Inc. 2014 Equity
    Incentive Plan, Which Constitutes an Amendment and
    Restatement of the Company's 2011 Equity Incentive
    Plan, and Section 162(m) Material Terms for Payment.    Management  For           Voted - For
COMMONWEALTH REIT
CUSIP: 203233101 TICKER: CWH
Meeting Date: 18-Mar-14     Meeting Type: Contested-Consent
01  Director                                                Management
1   Remove B. Portnoy                                       Management  For           Voted - For
2   Remove A. Portnoy                                       Management  For           Voted - For
3   Remove J. Morea                                         Management  For           Voted - For
4   Remove W. Lamkin                                        Management  For           Voted - For
5   Remove F. Zeytoonjian                                   Management  For           Voted - For
6   Remove R. Artinian                                      Management  For           Voted - For
7   Remove A. Logan                                         Management  For           Voted - For
01  Director                                                Management
1   Remove B. Portnoy                                       Management  For           Voted - For
2   Remove A. Portnoy                                       Management  For           Voted - For
3   Remove J. Morea                                         Management  For           Voted - For
4   Remove W. Lamkin                                        Management  For           Voted - For
5   Remove F. Zeytoonjian                                   Management  For           Voted - For
6   Remove R. Artinian                                      Management  For           Voted - For
7   Remove A. Logan                                         Management  For           Voted - For
01  Director                                                Management
1   William A. Lamkin                                       Management                Non-Voting
2   Joseph L. Morea                                         Management                Non-Voting
3   Adam D. Portnoy                                         Management                Non-Voting
4   Barry M. Portnoy                                        Management                Non-Voting
5   Frederick N Zeytoonjian                                 Management                Non-Voting
6   Ronald J. Artinian                                      Management                Non-Voting
7   Ann Logan                                               Management                Non-Voting
8   Any Other Person                                        Management                Non-Voting
01  Director                                                Management
1   William A. Lamkin                                       Management                Non-Voting
2   Joseph L. Morea                                         Management                Non-Voting
3   Adam D. Portnoy                                         Management                Non-Voting
4   Barry M. Portnoy                                        Management                Non-Voting
5   Frederick N Zeytoonjian                                 Management                Non-Voting
6   Ronald J. Artinian                                      Management                Non-Voting
7   Ann Logan                                               Management                Non-Voting
8   Any Other Person                                        Management                Non-Voting
Meeting Date: 23-May-14     Meeting Type: Contested-Special
1A  Election of Director: David Helfand                     Management  For           Voted - For
1B  Election of Director: Samuel Zell                       Management  For           Voted - For


1387




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
1C  Election of Director: James Corl                  Management  For           Voted - For
1D  Election of Director: Edward Glickman             Management  For           Voted - For
1E  Election of Director: Peter Linneman              Management  For           Voted - For
1F  Election of Director: Jim Lozier                  Management  For           Voted - For
1G  Election of Director: Kenneth Shea                Management  For           Voted - For
02  Adjournment of the Special Meeting If A Quorum is
    Not Present at the Time of the Special Meeting Or
    If Otherwise Necessary to Solicit Additional
    Proxies to Elect the Nominees (the "adjournment
    Proposal").                                       Management  For           Voted - For
1A  Election of Director: David Helfand               Management  For           Voted - For
1B  Election of Director: Samuel Zell                 Management  For           Voted - For
1C  Election of Director: James Corl                  Management  For           Voted - For
1D  Election of Director: Edward Glickman             Management  For           Voted - For
1E  Election of Director: Peter Linneman              Management  For           Voted - For
1F  Election of Director: Jim Lozier                  Management  For           Voted - For
1G  Election of Director: Kenneth Shea                Management  For           Voted - For
02  Adjournment of the Special Meeting If A Quorum is
    Not Present at the Time of the Special Meeting Or
    If Otherwise Necessary to Solicit Additional
    Proxies to Elect the Nominees (the "adjournment
    Proposal").                                       Management  For           Voted - For
CONSOLIDATED EDISON, INC.
CUSIP: 209115104 TICKER: ED
Meeting Date: 19-May-14 Meeting Type: Annual
1A. Election of Director: Kevin Burke                 Management  For           Voted - For
1B. Election of Director: Vincent A. Calarco          Management  For           Voted - For
1C. Election of Director: George Campbell, Jr.        Management  For           Voted - For
1D. Election of Director: Michael J. Del Giudice      Management  For           Voted - For
1E. Election of Director: Ellen V. Futter             Management  For           Voted - For
1F. Election of Director: John F. Hennessy III        Management  For           Voted - For
1G. Election of Director: John F. Killian             Management  For           Voted - For
1H. Election of Director: John Mcavoy                 Management  For           Voted - For
1I. Election of Director: Armando J. Olivera          Management  For           Voted - For
1J. Election of Director: Sally H. Pinero             Management  For           Voted - For
1K. Election of Director: Michael W. Ranger           Management  For           Voted - For
1L. Election of Director: L. Frederick Sutherland     Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Accountants                                       Management  For           Voted - For
3.  Approval of the Company's Stock Purchase Plan     Management  For           Voted - For
4.  Advisory Vote to Approve Named Executive Officer
    Compensation                                      Management  For           Voted - For


1388




                           GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
COVANTA HOLDING CORPORATION
CUSIP: 22282E102 TICKER: CVA
Meeting Date: 08-May-14    Meeting Type: Annual
1.  Director                                          Management
1   David M. Barse                                    Management  For           Voted - For
2   Ronald J. Broglio                                 Management  For           Voted - For
3   Peter C.b. Bynoe                                  Management  For           Voted - For
4   Linda J. Fisher                                   Management  For           Voted - For
5   Joseph M. Holsten                                 Management  For           Voted - For
6   Anthony J. Orlando                                Management  For           Voted - For
7   William C. Pate                                   Management  For           Voted - For
8   Robert S. Silberman                               Management  For           Voted - For
9   Jean Smith                                        Management  For           Voted - For
10  Samuel Zell                                       Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    Covanta Holding Corporation's Independent
    Registered Public Accountants for the 2014 Fiscal
    Year.                                             Management  For           Voted - For
3.  To Approve the Covanta Holding Corporation 2014
    Equity Award Plan.                                Management  For           Voted - For
4.  Advisory Vote to Approve the Compensation of
    Covanta Holding Corporation's Named Executive
    Officers As Disclosed in the Proxy Statement.     Management  For           Voted - For
ELLINGTON FINANCIAL LLC
CUSIP: 288522303 TICKER: EFC
Meeting Date: 20-May-14    Meeting Type: Annual
1.  Director                                          Management
1   Thomas F. Robards                                 Management  For           Voted - For
2   Michael W. Vranos                                 Management  For           Voted - For
3   Laurence Penn                                     Management  For           Voted - For
4   Ronald I. Simon, Ph.D.                            Management  For           Voted - For
5   Edward Resendez                                   Management  For           Voted - For
2.  The Approval, on an Advisory Basis, of the
    Compensation of the Named Executive Officers.     Management  For           Voted - For
3.  The Ratification of PricewaterhouseCoopers LLP As
    the Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.     Management  For           Voted - For
ENTERGY CORPORATION
CUSIP: 29364G103 TICKER: ETR
Meeting Date: 02-May-14    Meeting Type: Annual
1A. Election of Director: M.s. Bateman                Management  For           Voted - For


1389




                            GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1B. Election of Director: L.p. Denault                  Management  For           Voted - For
1C. Election of Director: K.h. Donald                   Management  For           Voted - For
1D. Election of Director: G.w. Edwards                  Management  For           Voted - For
1E. Election of Director: A.m. Herman                   Management  For           Voted - For
1F. Election of Director: D.c. Hintz                    Management  For           Voted - For
1G. Election of Director: S.l. Levenick                 Management  For           Voted - For
1H. Election of Director: B.l. Lincoln                  Management  For           Voted - For
1I. Election of Director: S.c. Myers                    Management  For           Voted - For
1J. Election of Director: W.j. Tauzin                   Management  For           Voted - For
1K. Election of Director: S.v. Wilkinson                Management  For           Voted - For
2.  Ratification of Appointment of Deloitte & Touche
    LLP As Independent Registered Public Accountants
    for 2014.                                           Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - For
4.  Shareholder Proposal Regarding Decommissioning of
    Indian Point Nuclear Reactors.                      Shareholder Against       Voted - Against
5.  Shareholder Proposal Regarding Reporting on Nuclear
    Safety.                                             Shareholder Against       Voted - Against
ENTERPRISE PRODUCTS PARTNERS L.P.
CUSIP: 293792107 TICKER: EPD
Meeting Date: 30-Sep-13     Meeting Type: Special
1.  Proposal to Approve the Amendment and Restatement
    of the 2008 Enterprise Products Long-term Incentive
    Plan.                                               Management  For           Voted - For
2.  Proposal to Approve the Amendment and Restatement
    of the Epd Unit Purchase Plan.                      Management  For           Voted - For
GREAT PLAINS ENERGY INCORPORATED
CUSIP: 391164100 TICKER: GXP
Meeting Date: 06-May-14     Meeting Type: Annual
1.  Director                                            Management
1   Terry Bassham                                       Management  For           Voted - For
2   David L. Bodde                                      Management  For           Voted - For
3   Randall C. Ferguson, Jr                             Management  For           Voted - For
4   Gary D. Forsee                                      Management  For           Voted - For
5   Thomas D. Hyde                                      Management  For           Voted - For
6   James A. Mitchell                                   Management  For           Voted - For
7   Ann D. Murtlow                                      Management  For           Voted - For
8   John J. Sherman                                     Management  For           Voted - For
9   Linda H. Talbott                                    Management  For           Voted - For
2.  To Approve, on A Non-binding Advisory Basis, the
    Compensation of the Company's Named Executive
    Officers.                                           Management  For           Voted - For


1390




                          GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  To Approve the Amendment to the Company's Articles
    of Incorporation.                                   Management  For           Voted - For
4.  To Ratify the Appointment of Deloitte & Touche LLP
    As the Company's Independent Registered Public
    Accountants for 2014.                               Management  For           Voted - For
HAWAIIAN ELECTRIC INDUSTRIES, INC.
CUSIP: 419870100 TICKER: HE
Meeting Date: 07-May-14   Meeting Type: Annual
1.  Director                                            Management
1   Peggy Y. Fowler                                     Management  For           Voted - For
2   Keith P. Russell                                    Management  For           Voted - For
3   Barry K. Taniguchi                                  Management  For           Voted - For
2.  Advisory Vote to Approve Hei's Executive
    Compensation                                        Management  For           Voted - For
3.  Approve the 2010 Equity and Incentive Plan As
    Amended and Restated (eip)                          Management  For           Voted - For
4.  Ratify the Appointment of PricewaterhouseCoopers
    LLP As Hei's Independent Registered Public
    Accounting Firm for 2014                            Management  For           Voted - For
IRON MOUNTAIN INCORPORATED
CUSIP: 462846106 TICKER: IRM
Meeting Date: 29-May-14   Meeting Type: Annual
1A. Election of Director: Ted R. Antenucci              Management  For           Voted - For
1B. Election of Director: Pamela M. Arway               Management  For           Voted - For
1C. Election of Director: Clarke H. Bailey              Management  For           Voted - For
1D. Election of Director: Kent P. Dauten                Management  For           Voted - For
1E. Election of Director: Paul F. Deninger              Management  For           Voted - For
1F. Election of Director: Per-kristian Halvorsen        Management  For           Voted - For
1G. Election of Director: Michael W. Lamach             Management  For           Voted - For
1H. Election of Director: William L. Meaney             Management  For           Voted - For
1I. Election of Director: Walter C. Rakowich            Management  For           Voted - For
1J. Election of Director: Vincent J. Ryan               Management  For           Voted - For
1K. Election of Director: Alfred J. Verrecchia          Management  For           Voted - For
2.  The Approval of A Non-binding, Advisory Resolution
    Approving the Compensation of our Named Executive
    Officers.                                           Management  For           Voted - For
3.  The Ratification of the Selection by the Audit
    Committee of Deloitte & Touche LLP As Iron Mountain
    Incorporated's Independent Registered Public
    Accounting Firm for the Year Ending December 31,
    2014.                                               Management  For           Voted - For


1391




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
LOCKHEED MARTIN CORPORATION
CUSIP: 539830109 TICKER: LMT
Meeting Date: 24-Apr-14 Meeting Type: Annual
1A. Election of Director: Daniel F. Akerson              Management  For           Voted - For
1B. Election of Director: Nolan D. Archibald             Management  For           Voted - For
1C. Election of Director: Rosalind G. Brewer             Management  For           Voted - For
1D. Election of Director: David B. Burritt               Management  For           Voted - For
1E. Election of Director: James O. Ellis, Jr.            Management  For           Voted - For
1F. Election of Director: Thomas J. Falk                 Management  For           Voted - For
1G. Election of Director: Marillyn A. Hewson             Management  For           Voted - For
1H. Election of Director: Gwendolyn S. King              Management  For           Voted - For
1I. Election of Director: James M. Loy                   Management  For           Voted - For
1J. Election of Director: Douglas H. Mccorkindale        Management  For           Voted - For
1K. Election of Director: Joseph W. Ralston              Management  For           Voted - For
1L. Election of Director: Anne Stevens                   Management  For           Voted - For
2.  Ratification of Appointment of Ernst & Young LLP As
    Independent Auditors for 2014                        Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of our
    Named Executive Officers ("say-on-pay")              Management  For           Voted - For
4.  Management Proposal to Amend the 2011 Incentive
    Performance Award Plan to Authorize and Reserve
    4,000,000 Additional Shares                          Management  For           Voted - For
5.  Stockholder Proposal - Right to Act by Written
    Consent                                              Shareholder Against       Voted - For
6.  Stockholder Proposal - Adopt A Policy Requiring
    Senior Executives to Retain A Significant
    Percentage of Equity Compensation Until Retirement   Shareholder Against       Voted - Against
7.  Stockholder Proposal - Amend the Corporation's
    Clawback Policy for Executive Incentive Compensation Shareholder Against       Voted - Against
LORILLARD, INC.
CUSIP: 544147101 TICKER: LO
Meeting Date: 15-May-14 Meeting Type: Annual
1.1 Election of Director: Dianne Neal Blixt              Management  For           Voted - For
1.2 Election of Director: Andrew H. Card, Jr.            Management  For           Voted - For
1.3 Election of Director: Virgis W. Colbert              Management  For           Voted - For
1.4 Election of Director: David E.r. Dangoor             Management  For           Voted - For
1.5 Election of Director: Murray S. Kessler              Management  For           Voted - For
1.6 Election of Director: Jerry W. Levin                 Management  For           Voted - For
1.7 Election of Director: Richard W. Roedel              Management  For           Voted - For
2.  Advisory Vote to Approve the Company's Executive
    Compensation.                                        Management  For           Voted - For
3.  Approval of the 2008 Incentive Compensation Plan As
    Amended and Restated.                                Management  For           Voted - For
4.  To Ratify the Selection of Deloitte & Touche LLP As
    the Company's Independent Registered Public


1392




                            GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
5.  Shareholder Proposal on Disclosure of Lobbying
    Policies and Practices.                             Shareholder Against       Voted - For
6.  Shareholder Proposal on Additional Disclosure of
    the Health Risks of Smoking.                        Shareholder Against       Voted - Against
MACK-CALI REALTY CORPORATION
CUSIP: 554489104 TICKER: CLI
Meeting Date: 12-May-14     Meeting Type: Annual
1.  Director                                            Management
1   Nathan Gantcher                                     Management  For           Voted - For
2   David S. Mack                                       Management  For           Voted - For
3   William L. Mack                                     Management  For           Voted - For
4   Alan G. Philibosian                                 Management  For           Voted - For
2.  Approval and Adoption to Amend the Company's
    Charter to Declassify the Board of Directors and
    Adoption of Concurrent Annual Terms for All Members
    of the Board of Directors.                          Management  For           Voted - For
3.  Advisory Vote Approving the Compensation of our
    Named Executive Officers, As Such Compensation is
    Described Under the "compensation Discussion and
    Analysis" and "executive Compensation" Sections of
    the Accompanying Proxy Statement.                   Management  For           Voted - Against
4.  Ratification of the Appointment of
    PricewaterhouseCoopers LLP As the Independent
    Registered Public Accounting Firm of the Company
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
MERCK & CO., INC.
CUSIP: 58933Y105 TICKER: MRK
Meeting Date: 27-May-14     Meeting Type: Annual
1A. Election of Director: Leslie A. Brun                Management  For           Voted - For
1B. Election of Director: Thomas R. Cech                Management  For           Voted - For
1C. Election of Director: Kenneth C. Frazier            Management  For           Voted - For
1D. Election of Director: Thomas H. Glocer              Management  For           Voted - For
1E. Election of Director: William B. Harrison Jr.       Management  For           Voted - For
1F. Election of Director: C. Robert Kidder              Management  For           Voted - For
1G. Election of Director: Rochelle B. Lazarus           Management  For           Voted - For
1H. Election of Director: Carlos E. Represas            Management  For           Voted - For
1I. Election of Director: Patricia F. Russo             Management  For           Voted - For
1J. Election of Director: Craig B. Thompson             Management  For           Voted - For
1K. Election of Director: Wendell P. Weeks              Management  For           Voted - For
1L. Election of Director: Peter C. Wendell              Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For


1393




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Ratification of the Appointment of the Company's
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
4.  Shareholder Proposal Concerning Shareholders' Right
    to Act by Written Consent.                          Shareholder Against       Voted - For
5.  Shareholder Proposal Concerning Special Shareowner
    Meetings.                                           Shareholder Against       Voted - Against
NEW YORK COMMUNITY BANCORP, INC.
CUSIP: 649445103 TICKER: NYCB
Meeting Date: 04-Jun-14 Meeting Type: Annual
1A. Election of Director: Dominick Ciampa               Management  For           Voted - For
1B. Election of Director: Max L. Kupferberg             Management  For           Voted - For
1C. Election of Director: Spiros J. Voutsinas           Management  For           Voted - For
1D. Election of Director: Robert Wann                   Management  For           Voted - For
2.  To Ratify the Appointment of KPMG LLP As the
    Independent Registered Public Accounting Firm of
    New York Community Bancorp, Inc. for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For
3.  To Approve, by Non-binding Vote, an Advisory
    Proposal on Compensation for Certain of our
    Executive Officers.                                 Management  For           Voted - Against
NEW YORK MORTGAGE TRUST, INC.
CUSIP: 649604501 TICKER: NYMT
Meeting Date: 14-May-14 Meeting Type: Annual
1.  Director                                            Management
1   David R. Bock                                       Management  For           Voted - For
2   Alan L. Hainey                                      Management  For           Voted - For
3   Steven R. Mumma                                     Management  For           Voted - For
4   Douglas E. Neal                                     Management  For           Voted - For
5   Steven G. Norcutt                                   Management  For           Voted - For
2.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - For
3.  To Consider and Act Upon A Proposal to Ratify,
    Confirm and Approve the Selection of Grant Thornton
    LLP As our Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.  Management  For           Voted - For
NORTHWEST NATURAL GAS COMPANY
CUSIP: 667655104 TICKER: NWN
Meeting Date: 22-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Martha L. Byorum*                                   Management  For           Voted - For


1394




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   John D. Carter*                                    Management  For           Voted - For
3   C. Scott Gibson*                                   Management  For           Voted - For
4   Gregg S. Kantor#                                   Management  For           Voted - For
2.  Advisory Vote to Approve Named Executive Officer
    Compensation.                                      Management  For           Voted - For
3.  The Ratification of the Appointment of
    PricewaterhouseCoopers LLP As Nw Natural's
    Independent Registered Public Accountants for the
    Fiscal Year 2014.                                  Management  For           Voted - For
PEPCO HOLDINGS, INC.
CUSIP: 713291102 TICKER: POM
Meeting Date: 16-May-14 Meeting Type: Annual
1A. Election of Director: Paul M. Barbas               Management  For           Voted - For
1B. Election of Director: Jack B. Dunn, IV             Management  For           Voted - For
1C. Election of Director: H. Russell Frisby, Jr.       Management  For           Voted - For
1D. Election of Director: Terence C. Golden            Management  For           Voted - For
1E. Election of Director: Patrick T. Harker            Management  For           Voted - For
1F. Election of Director: Barbara J. Krumsiek          Management  For           Voted - For
1G. Election of Director: Lawrence C. Nussdorf         Management  For           Voted - For
1H. Election of Director: Patricia A. Oelrich          Management  For           Voted - For
1I. Election of Director: Joseph M. Rigby              Management  For           Voted - For
1J. Election of Director: Lester P. Silverman          Management  For           Voted - For
2.  A Proposal to Approve, on an Advisory Basis, Pepco
    Holdings, Inc.'s Executive Compensation.           Management  For           Voted - Against
3.  A Proposal to Ratify the Appointment, by the Audit
    Committee of the Board of Directors, of
    PricewaterhouseCoopers LLP As the Independent
    Registered Public Accounting Firm of Pepco
    Holdings, Inc. for 2014.                           Management  For           Voted - For
PHILIP MORRIS INTERNATIONAL INC.
CUSIP: 718172109 TICKER: PM
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: Harold Brown                 Management  For           Voted - For
1B. Election of Director: Andre Calantzopoulos         Management  For           Voted - For
1C. Election of Director: Louis C. Camilleri           Management  For           Voted - For
1D. Election of Director: Jennifer Li                  Management  For           Voted - For
1E. Election of Director: Sergio Marchionne            Management  For           Voted - For
1F. Election of Director: Kalpana Morparia             Management  For           Voted - For
1G. Election of Director: Lucio A. Noto                Management  For           Voted - For
1H. Election of Director: Robert B. Polet              Management  For           Voted - For
1I. Election of Director: Carlos Slim Helu             Management  For           Voted - For
1J. Election of Director: Stephen M. Wolf              Management  For           Voted - For
2.  Ratification of the Selection of Independent
    Auditors                                           Management  For           Voted - For


1395




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  Advisory Vote Approving Executive Compensation      Management  For           Voted - For
4.  Shareholder Proposal 1 - Lobbying                   Shareholder Against       Voted - For
5.  Shareholder Proposal 2 - Animal Testing             Shareholder Against       Voted - Against
PROSPECT CAPITAL CORPORATION
CUSIP: 74348T102 TICKER: PSEC
Meeting Date: 06-Dec-13 Meeting Type: Annual
1.  Director                                            Management
1   Eugene S. Stark                                     Management  For           Voted - For
2   John F. Barry III                                   Management  For           Voted - For
2.  To Ratify the Selection of Bdo Usa, LLP to Serve As
    the Company's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending June 30,
    2014.                                               Management  For           Voted - For
3.  To Authorize the Company, with Approval of Its
    Board of Directors, to Sell Shares of Its Common
    Stock (during the Next 12 Months) at A Price Or
    Prices Below the Company's Then Current Net Asset
    Value Per Share in One Or More Offerings Subject to
    Certain Conditions As Set Forth in the Accompanying
    Proxy Statement, All As More Fully Described in the
    Proxy Statement.                                    Management  For           Voted - For
PVR PARTNERS, L.P.
CUSIP: 693665101 TICKER: PVR
Meeting Date: 20-Mar-14 Meeting Type: Special
1   To Consider and Vote on A Proposal to Adopt the
    Agreement and Plan of Merger, Dated As of October
    9, 2013 (as It May be Amended from Time to Time),
    Which is Referred to As the Merger Agreement, by
    and Among Pvr, Pvr Gp, Llc, the General Partner of
    Pvr, Regency Energy Partners Lp, and Regency Gp Lp,
    the General Partner of Regency, and the
    Transactions Contemplated Thereby.                  Management  For           Voted - For
2   To Consider and Vote on A Proposal to Approve the
    Adjournment of the Pvr Special Meeting, If
    Necessary, to Solicit Additional Proxies If There
    are Not Sufficient Votes to Adopt the Merger
    Agreement at the Time of the Special Meeting.       Management  For           Voted - For
3   To Consider and Vote on A Proposal to Approve, on
    an Advisory (non- Binding) Basis, the Related
    Compensation Payments That Will Or May be Paid by
    Pvr to Its Named Executive Officers in Connection
    with the Merger.                                    Management  For           Voted - For


1396




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
QR ENERGY LP (QRE)
CUSIP: 74734R108 TICKER: QRE
Meeting Date: 10-Mar-14 Meeting Type: Special
1.  Approval of the First Amendment to the Qre Gp, Llc
    Long-term Incentive Plan - This Proposal is to
    Approve the First Amendment in Order to Approve the
    Increase in the Maximum Number of Common Units That
    May be Granted As Equity-based Awards Under the
    Ltip. This Proposal is Also to Approve the
    Modification of an (due to Space Limits, See
    Proxy Statement for Full Proposal)                  Management  For           Voted - For
2.  Approval of the Adjournment of the Special Meeting
    - This Proposal is to Approve the Adjournment of
    the Special Meeting to A Later Date Or Dates, If
    Necessary Or Appropriate, to Solicit Additional
    Proxies in the Event There are Not Sufficient Votes
    at the Time of the Special Meeting to Approve
    Proposal No. 1. (due to Space Limits, See Proxy
    Statement for Full Proposal)                        Management  For           Voted - For
RESOURCE CAPITAL CORP.
CUSIP: 76120W302 TICKER: RSO
Meeting Date: 29-May-14 Meeting Type: Annual
1A  Election of Director: Walter T. Beach               Management  For           Voted - For
1B  Election of Director: Edward E. Cohen               Management  For           Voted - For
1C  Election of Director: Jonathan Z. Cohen             Management  For           Voted - For
1D  Election of Director: Richard L. Fore               Management  For           Voted - For
1E  Election of Director: William B. Hart               Management  For           Voted - For
1F  Election of Director: Gary Ickowicz                 Management  For           Voted - For
1G  Election of Director: Steven J. Kessler             Management  For           Voted - For
1H  Election of Director: Murray S. Levin               Management  For           Voted - For
1I  Election of Director: P. Sherrill Neff              Management  For           Voted - For
1J  Election of Director: Stephanie H. Wiggins          Management  For           Voted - For
2.  Proposal to Adopt the Resource Capital Corp.
    Amended and Restated Omnibus Equity Compensation
    Plan.                                               Management  For           Voted - For
3.  Proposal to Approve an Advisory Vote on the
    Resource Capital Corp. 2013 Compensation Plan for
    Its Named Executive Officers.                       Management  For           Voted - For
4.  Proposal to Ratify the Appointment of Grant
    Thornton LLP As the Independent Registered Public
    Accounting Firm for Resource Capital Corp. for the
    Fiscal Year Ending December 31, 2014.               Management  For           Voted - For
5.  In Their Discretion, the Proxies are Authorized to
    Vote Upon Such Other Business As May Properly be
    Brought Before Meeting                              Management  For           Voted - Against


1397




                           GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
REYNOLDS AMERICAN INC.
CUSIP: 761713106 TICKER: RAI
Meeting Date: 08-May-14    Meeting Type: Annual
1A. Election of Class I Director: Susan M. Cameron      Management  For           Voted - For
1B. Election of Class I Director: Luc Jobin             Management  For           Voted - For
1C. Election of Class I Director: Nana Mensah           Management  For           Voted - For
1D. Election of Class I Director: Ronald S. Rolfe       Management  For           Voted - For
1E. Election of Class I Director: John J. Zillmer       Management  For           Voted - For
1F. Election of Class II Director: Sir Nicholas Scheele Management  For           Voted - For
2.  Approval of the Reynolds American Inc. Amended and
    Restated 2009 Omnibus Incentive Compensation Plan   Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of Named
    Executive Officers                                  Management  For           Voted - Against
4.  Ratification of the Appointment of KPMG LLP As
    Independent Auditors                                Management  For           Voted - For
5.  Shareholder Proposal on Disclosure of Lobbying
    Policies and Practices                              Shareholder Against       Voted - Against
6.  Shareholder Proposal on Animal Testing              Shareholder Against       Voted - Against
SIX FLAGS ENTERTAINMENT CORPORATION
CUSIP: 83001A102 TICKER: SIX
Meeting Date: 07-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Kurt M. Cellar                                      Management  For           Voted - For
2   Charles A. Koppelman                                Management  For           Voted - For
3   Jon L. Luther                                       Management  For           Voted - For
4   Usman Nabi                                          Management  For           Voted - For
5   Stephen D. Owens                                    Management  For           Voted - For
6   James Reid-anderson                                 Management  For           Voted - For
7   Richard W. Roedel                                   Management  For           Voted - For
2.  Advisory Vote to Ratify KPMG LLP As the Company's
    Independent Public Accounting Firm for the Year
    Ending December 31, 2014.                           Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - Against
SPECTRA ENERGY CORP
CUSIP: 847560109 TICKER: SE
Meeting Date: 15-Apr-14    Meeting Type: Annual
1A. Election of Director: Gregory L. Ebel               Management  For           Voted - For
1B. Election of Director: Austin A. Adams               Management  For           Voted - For
1C. Election of Director: Joseph Alvarado               Management  For           Voted - For
1D. Election of Director: Pamela L. Carter              Management  For           Voted - For
1E. Election of Director: Clarence P. Cazalot, Jr.      Management  For           Voted - For


1398




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
1F. Election of Director: F. Anthony Comper            Management  For           Voted - For
1G. Election of Director: Peter B. Hamilton            Management  For           Voted - For
1H. Election of Director: Michael Mcshane              Management  For           Voted - For
1I. Election of Director: Michael G. Morris            Management  For           Voted - For
1J. Election of Director: Michael E.j. Phelps          Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As Spectra Energy Corp's Independent
    Registered Public Accounting Firm for Fiscal Year
    2014.                                              Management  For           Voted - For
3.  An Advisory Resolution to Approve Executive
    Compensation.                                      Management  For           Voted - For
4.  Shareholder Proposal Concerning Disclosure of
    Political Contributions.                           Shareholder Against       Voted - Against
5.  Shareholder Proposal Concerning Methane Emissions
    Target.                                            Shareholder Against       Voted - Against
STARWOOD PROPERTY TRUST INC
CUSIP: 85571B105 TICKER: STWD
Meeting Date: 30-Apr-14 Meeting Type: Annual
1.  Director                                           Management
1   Richard D. Bronson                                 Management  For           Voted - For
2   Jeffrey F. Dimodica                                Management  For           Voted - For
3   Jeffrey G. Dishner                                 Management  For           Voted - For
4   Camille J. Douglas                                 Management  For           Voted - For
5   Boyd W. Fellows                                    Management  For           Voted - For
6   Barry S. Sternlicht                                Management  For           Voted - For
7   Strauss Zelnick                                    Management  For           Voted - For
2.  To Approve, on an Advisory Basis, the Company's
    Executive Compensation As Disclosed in the
    Accompanying Proxy Statement.                      Management  For           Voted - For
3.  To Ratify the Audit Committee's Appointment of
    Deloitte & Touche LLP As Starwood Property Trust,
    Inc.'s Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.        Management  For           Voted - For
4.  The Stockholder Proposal Regarding an Independent
    Chairman of the Board of Directors As Disclosed in
    the Accompanying Proxy Statement.                  Shareholder Against       Voted - For
THE SOUTHERN COMPANY
CUSIP: 842587107 TICKER: SO
Meeting Date: 28-May-14 Meeting Type: Annual
1A. Election of Director: J.p. Baranco                 Management  For           Voted - For
1B. Election of Director: J.a. Boscia                  Management  For           Voted - For
1C. Election of Director: H.a. Clark III               Management  For           Voted - For
1D. Election of Director: T.a. Fanning                 Management  For           Voted - For
1E. Election of Director: D.j. Grain                   Management  For           Voted - For


1399




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1F. Election of Director: V.m. Hagen                    Management  For           Voted - For
1G. Election of Director: W.a. Hood, Jr.                Management  For           Voted - For
1H. Election of Director: L.p. Hudson                   Management  For           Voted - For
1I. Election of Director: D.m. James                    Management  For           Voted - For
1J. Election of Director: D.e. Klein                    Management  For           Voted - For
1K. Election of Director: W.g. Smith, Jr.               Management  For           Voted - For
1L. Election of Director: S.r. Specker                  Management  For           Voted - For
1M. Election of Director: E.j. Wood III                 Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As the Company's Independent Registered
    Public Accounting Firm for 2014                     Management  For           Voted - For
3.  Advisory Vote to Approve Named Executive Officers'
    Compensation                                        Management  For           Voted - For
4.  Stockholder Proposal on an Independent Board Chair  Shareholder Against       Voted - For
THOMSON REUTERS CORPORATION
CUSIP: 884903105 TICKER: TRI
Meeting Date: 22-May-14 Meeting Type: Annual
01  Director                                            Management
1   David Thomson                                       Management  For           Voted - For
2   James C. Smith                                      Management  For           Voted - For
3   Sheila C. Bair                                      Management  For           Voted - For
4   Manvinder S. Banga                                  Management  For           Voted - For
5   David W. Binet                                      Management  For           Voted - For
6   Mary Cirillo                                        Management  For           Voted - For
7   Michael E. Daniels                                  Management  For           Voted - For
8   Steven A. Denning                                   Management  For           Voted - For
9   P. Thomas Jenkins                                   Management  For           Voted - For
10  Ken Olisa, Obe                                      Management  For           Voted - For
11  Vance K. Opperman                                   Management  For           Voted - For
12  Peter J. Thomson                                    Management  For           Voted - For
13  Wulf Von Schimmelmann                               Management  For           Voted - For
02  To Appoint PricewaterhouseCoopers LLP As Auditor
    and to Authorize the Directors to Fix the Auditor's
    Remuneration.                                       Management  For           Voted - For
03  To Accept, on an Advisory Basis, the Approach to
    Executive Compensation Described in the
    Accompanying Management Proxy Circular.             Management  For           Voted - For
UNITED ONLINE, INC.
CUSIP: 911268100 TICKER: UNTD
Meeting Date: 05-Sep-13 Meeting Type: Special
1.  Authorization for the Board of Directors to Effect,
    in Its Discretion, A Reverse Stock Split of the
    Common Stock of United Online, Inc., at A Reverse
    Stock Split Ratio of 1-for-3, 1-for-4, 1-for-5,


1400




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    1-for-6, Or 1-for-7, As Determined by the Board of
    Directors.                                          Management  For           Voted - For
2.  Approval of A Corresponding Amendment to United
    Online, Inc.'s Amended and Restated Certificate of
    Incorporation to Effect the Reverse Stock Split and
    to Reduce Proportionately the Total Number of
    Shares of Common Stock That United Online, Inc. is
    Authorized to Issue, Subject to the Board of
    Directors' Authority to Abandon Such Amendment.     Management  For           Voted - For
3.  Approval of the Adoption and Implementation of the
    United Online, Inc. 2010 Employee Stock Purchase
    Plan.                                               Management  For           Voted - For
VECTOR GROUP LTD.
CUSIP: 92240M108 TICKER: VGR
Meeting Date: 16-May-14 Meeting Type: Annual
1.  Director                                            Management
1   Bennett S. Lebow                                    Management  For           Voted - For
2   Howard M. Lorber                                    Management  For           Voted - For
3   Ronald J. Bernstein                                 Management  For           Voted - For
4   Stanley S. Arkin                                    Management  For           Voted - For
5   Henry C. Beinstein                                  Management  For           Voted - For
6   Jeffrey S. Podell                                   Management  For           Voted - For
7   Jean E. Sharpe                                      Management  For           Voted - For
2.  Advisory Approval of Executive Compensation (say on
    Pay)                                                Management  For           Voted - Against
3.  Approval of 2014 Management Incentive Plan          Management  For           Voted - For
4.  Approval to Amend the Company's Certificate of
    Incorporation to Increase the Number of Authorized
    Shares of Common Stock from 150,000,000 to
    250,000,000                                         Management  For           Voted - For
5.  Approval of Ratification of PricewaterhouseCoopers
    LLP As Independent Registered Certified Public
    Accounting Firm for the Year Ending December 31,
    2014                                                Management  For           Voted - For
VERIZON COMMUNICATIONS INC.
CUSIP: 92343V104 TICKER: VZ
Meeting Date: 28-Jan-14 Meeting Type: Special
1.  Approve the Issuance of Up to Approximately 1.28
    Billion Shares of Verizon Common Stock to Vodafone
    Ordinary Shareholders in Connection with Verizon's
    Acquisition of Vodafone's Indirect 45% Interest in
    Verizon Wireless                                    Management  For           Voted - For
2.  Approve an Amendment to Article 4(a) of Verizon's
    Restated Certificate of Incorporation to Increase
    Verizon's Authorized Shares of Common Stock by 2


1401




                           GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                              PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Billion Shares to an Aggregate of 6.25 Billion
    Authorized Shares of Common Stock                 Management  For           Voted - For
3.  Approve the Adjournment of the Special Meeting to
    Solicit Additional Votes and Proxies If There are
    Insufficient Votes at the Time of the Special
    Meeting to Approve the Above Proposals            Management  For           Voted - For
Meeting Date: 01-May-14    Meeting Type: Annual
1A. Election of Director: Shellye L. Archambeau       Management  For           Voted - For
1B. Election of Director: Richard L. Carrion          Management  For           Voted - For
1C. Election of Director: Melanie L. Healey           Management  For           Voted - For
1D. Election of Director: M. Frances Keeth            Management  For           Voted - For
1E. Election of Director: Robert W. Lane              Management  For           Voted - For
1F. Election of Director: Lowell C. Mcadam            Management  For           Voted - For
1G. Election of Director: Donald T. Nicolaisen        Management  For           Voted - For
1H. Election of Director: Clarence Otis, Jr.          Management  For           Voted - For
1I. Election of Director: Rodney E. Slater            Management  For           Voted - For
1J. Election of Director: Kathryn A. Tesija           Management  For           Voted - For
1K. Election of Director: Gregory D. Wasson           Management  For           Voted - For
2.  Ratification of Appointment of Independent
    Registered Public Accounting Firm                 Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation   Management  For           Voted - For
4.  Proposal to Implement Proxy Access                Management  For           Voted - For
5.  Network Neutrality                                Shareholder Against       Voted - Against
6.  Lobbying Activities                               Shareholder Against       Voted - Against
7.  Severance Approval Policy                         Shareholder Against       Voted - Against
8.  Shareholder Right to Call A Special Meeting       Shareholder Against       Voted - For
9.  Shareholder Right to Act by Written Consent       Shareholder Against       Voted - For
10. Proxy Voting Authority                            Shareholder Against       Voted - Against
W. P. CAREY INC.
CUSIP: 92936U109 TICKER: WPC
Meeting Date: 11-Jul-13    Meeting Type: Annual
1.  Director                                          Management
1   Trevor P. Bond                                    Management  For           Voted - For
2   Francis J. Carey                                  Management  For           Voted - For
3   Nathaniel S. Coolidge                             Management  For           Voted - For
4   Mark J. Decesaris                                 Management  For           Voted - For
5   Eberhard Faber, IV                                Management  For           Voted - For
6   B.H. Griswold, IV                                 Management  For           Voted - For
7   Axel K.a. Hansing                                 Management  For           Voted - For
8   Dr. Richard C. Marston                            Management  For           Voted - For
9   R.E. Mittelstaedt, Jr.                            Management  For           Voted - For
10  Charles E. Parente                                Management  For           Voted - For
11  Nick J.m. Van Ommen                               Management  For           Voted - For
12  Dr. Karsten Von Koller                            Management  For           Voted - For
13  Reginald Winssinger                               Management  For           Voted - For


1402




                        GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Approval of the Amended and Restated W. P. Carey
    Inc. 2009 Share Incentive Plan.                     Management  For           Voted - For
3.  Ratification of Appointment of
    PricewaterhouseCoopers LLP As the Company's
    Independent Registered Public Accounting Firm for
    2013.                                               Management  For           Voted - For
Meeting Date: 24-Jan-14 Meeting Type: Special
1.  To Consider and Vote Upon A Proposal to Approve the
    Merger Described in the Agreement and Plan of
    Merger Dated As of July 25, 2013 (the "merger
    Agreement") by and Among Corporate Property
    Associates 16 - Global Incorporated ("cpa:16 -
    Global"), W. P. Carey Inc. ("w. P. Carey"), the
    Ultimate Parent of the External Manager of Cpa:16 -
    Global, Wpc Reit Merger Sub Inc., A Wholly- Owned
    Indirect Subsidiary of W. P. Carey, and the Other
    Parties Thereto, and the Other Transactions
    Contemplated Thereby.                               Management  For           Voted - For
2.  To Transact Such Other Business As May Properly
    Come Before W. P. Carey's Special Meeting Or Any
    Adjournments Or Postponements of the Special
    Meeting, Including, Without Limitation, A Motion to
    Adjourn the Special Meeting to Another Time for the
    Purpose of Soliciting Additional Proxies to Approve
    the Proposal Above.                                 Management  For           Voted - Against
WINDSTREAM HOLDINGS INC.
CUSIP: 97382A101 TICKER: WIN
Meeting Date: 07-May-14 Meeting Type: Annual
1A. Election of Director: Carol B. Armitage             Management  For           Voted - For
1B. Election of Director: Samuel E. Beall, III          Management  For           Voted - For
1C. Election of Director: Dennis E. Foster              Management  For           Voted - For
1D. Election of Director: Francis X. Frantz             Management  For           Voted - For
1E. Election of Director: Jeffery R. Gardner            Management  For           Voted - For
1F. Election of Director: Jeffrey T. Hinson             Management  For           Voted - For
1G. Election of Director: Judy K. Jones                 Management  For           Voted - For
1H. Election of Director: William A. Montgomery         Management  For           Voted - For
1I. Election of Director: Alan L. Wells                 Management  For           Voted - For
2.  To Vote on an Advisory (non-binding) Resolution on
    Executive Compensation.                             Management  For           Voted - For
3.  To Approve an Amendment to the Windstream Equity
    Incentive Plan to Increase the Authorized Shares by
    15,000,000 and to Re-approve the Plan's Performance
    Goals.                                              Management  For           Voted - For
4.  To Approve an Amendment to the Certificate of
    Incorporation of Windstream Corporation to
    Eliminate Certain Voting Provisions.                Management  For           Voted - For
5.  To Approve Amendments to the Certificate of
    Incorporation and Bylaws of Windstream Holdings,


1403




                          GLOBAL X SUPERDIVIDEND US ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Inc., to Enable Stockholders to Call Special
    Meetings Under Certain Circumstances.               Management  For           Voted - For
6.  To Approve Amendments to the Certificate of
    Incorporation and Bylaws of Windstream Holdings,
    Inc., to Eliminate Super-majority Provisions.       Management  For           Voted - For
7.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As Windstream's Independent Registered Public
    Accountant for 2014.                                Management  For           Voted - For
8.  Stockholder Proposal - Prohibition on Accelerated
    Vesting of Equity Awards.                           Shareholder Against       Voted - Against
9.  Stockholder Proposal - Right to Act by Written
    Consent.                                            Shareholder Against       Voted - For
WORLD WRESTLING ENTERTAINMENT, INC.
CUSIP: 98156Q108 TICKER: WWE
Meeting Date: 25-Apr-14   Meeting Type: Annual
1.  Director                                            Management
1   Vincent K. Mcmahon                                  Management  For           Voted - For
2   Stuart U. Goldfarb                                  Management  For           Voted - For
3   Patricia A. Gottesman                               Management  For           Voted - For
4   David Kenin                                         Management  For           Voted - For
5   Joseph H. Perkins                                   Management  For           Voted - For
6   Frank A. Riddick, III                               Management  For           Voted - For
7   Jeffrey R. Speed                                    Management  For           Voted - For
2.  Approval of Amended and Restated 2007 Omnibus
    Incentive Plan.                                     Management  For           Voted - For
3.  Ratification of Deloitte & Touche LLP As our
    Independent Registered Public Accounting Firm.      Management  For           Voted - For
4.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For


1404




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
AMERICA MOVIL, S.A.B. DE C.V.
CUSIP: 02364W105 TICKER: AMX
Meeting Date: 28-Apr-14 Meeting Type: Annual
1.  Appointment Or, As the Case May Be, Reelection of
    the Members of the Board of Directors of the
    Company That the Holders of the Series "l" Shares
    are Entitled to Appoint. Adoption of Resolutions
    Thereon.                                            Management  For           Abstain
2.  Appointment of Delegates to Execute And, If
    Applicable, Formalize the Resolutions Adopted by
    the Meeting. Adoption of Resolutions Thereon.       Management  For           Voted - For
AMERICAN HOMES 4 RENT
CUSIP: 02665T306 TICKER: AMH
Meeting Date: 08-May-14 Meeting Type: Annual
1.  Director                                            Management
1   B. Wayne Hughes                                     Management  For           Voted - For
2   David P. Singelyn                                   Management  For           Voted - For
3   John Corrigan                                       Management  For           Voted - For
4   Dann V. Angeloff                                    Management  For           Voted - For
5   Matthew J. Hart                                     Management  For           Voted - For
6   James H. Kropp                                      Management  For           Voted - For
7   Lynn Swann                                          Management  For           Voted - For
8   Kenneth M. Woolley                                  Management  For           Voted - For
2.  Ratification of Appointment of Bdo Usa, LLP,
    Independent Registered Public Accountants, to Audit
    the Accounts of American Homes 4 Rent for the
    Fiscal Year Ending December 31, 2014.               Management  For           Voted - For
AMERICAN INTERNATIONAL GROUP, INC.
CUSIP: 026874784 TICKER: AIG
Meeting Date: 12-May-14 Meeting Type: Annual
1A. Election of Director: Robert H. Benmosche           Management  For           Voted - For
1B. Election of Director: W. Don Cornwell               Management  For           Voted - For
1C. Election of Director: Peter R. Fisher               Management  For           Voted - For
1D. Election of Director: John H. Fitzpatrick           Management  For           Voted - For
1E. Election of Director: William G. Jurgensen          Management  For           Voted - For
1F. Election of Director: Christopher S. Lynch          Management  For           Voted - For
1G. Election of Director: Arthur C. Martinez            Management  For           Voted - For
1H. Election of Director: George L. Miles, Jr.          Management  For           Voted - For
1I. Election of Director: Henry S. Miller               Management  For           Voted - For
1J. Election of Director: Robert S. Miller              Management  For           Voted - For


1405




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1K. Election of Director: Suzanne Nora Johnson          Management  For           Voted - For
1L. Election of Director: Ronald A. Rittenmeyer         Management  For           Voted - For
1M. Election of Director: Douglas M. Steenland          Management  For           Voted - For
1N. Election of Director: Theresa M. Stone              Management  For           Voted - For
2.  To Vote, on A Non-binding Advisory Basis, to
    Approve Executive Compensation.                     Management  For           Voted - For
3.  To Act Upon A Proposal to Amend and Restate Aig's
    Restated Certificate of Incorporation to Continue
    to Restrict Certain Transfers of Aig Common Stock
    in Order to Protect Aig's Tax Attributes.           Management  For           Voted - For
4.  To Act Upon A Proposal to Ratify the Amendment to
    Extend the Expiration of the American International
    Group, Inc. Tax Asset Protection Plan.              Management  For           Voted - For
5.  To Act Upon A Proposal to Ratify the Selection of
    PricewaterhouseCoopers LLP As Aig's Independent
    Registered Public Accounting Firm for 2014.         Management  For           Voted - For
APPLE INC.
CUSIP: 037833100 TICKER: AAPL
Meeting Date: 28-Feb-14 Meeting Type: Annual
1.  Director                                            Management
1   William Campbell                                    Management  For           Voted - For
2   Timothy Cook                                        Management  For           Voted - For
3   Millard Drexler                                     Management  For           Voted - For
4   Al Gore                                             Management  For           Voted - For
5   Robert Iger                                         Management  For           Voted - For
6   Andrea Jung                                         Management  For           Voted - For
7   Arthur Levinson                                     Management  For           Voted - For
8   Ronald Sugar                                        Management  For           Voted - For
2.  The Amendment of the Company's Restated Articles of
    Incorporation (the "articles") to Facilitate the
    Implementation of Majority Voting for the Election
    of Directors in an Uncontested Election by
    Eliminating Article Vii, Which Relates to the Term
    of Directors and the Transition from A Classified
    Board of Directors to A Declassified Structure      Management  For           Voted - For
3.  The Amendment of the Articles to Eliminate the
    "blank Check" Authority of the Board to Issue
    Preferred Stock                                     Management  For           Voted - For
4.  The Amendment of the Articles to Establish A Par
    Value for the Company's Common Stock of $0.00001
    Per Share                                           Management  For           Voted - For
5.  Ratification of the Appointment of Ernst & Young
    LLP As the Company's Independent Registered Public
    Accounting Firm for 2014                            Management  For           Voted - For
6.  A Non-binding Advisory Resolution to Approve
    Executive Compensation                              Management  For           Voted - For
7.  The Approval of the Apple Inc. 2014 Employee Stock
    Plan                                                Management  For           Voted - For


1406




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8.  A Shareholder Proposal by John Harrington and
    Northstar Asset Management Inc. Entitled "board
    Committee on Human Rights" to Amend the Company's
    Bylaws                                              Shareholder Against       Voted - Against
9.  A Shareholder Proposal by the National Center for
    Public Policy Research of A Non-binding Advisory
    Resolution Entitled "report on Company Membership
    and Involvement with Certain Trade Associations and
    Business Organizations"                             Shareholder Against       Voted - Against
10. A Shareholder Proposal by Carl Icahn of A
    Non-binding Advisory Resolution That the Company
    Commit to Completing Not Less Than $50 Billion of
    Share Repurchases During Its 2014 Fiscal Year (and
    Increase the Authorization Under Its Capital Return
    Program Accordingly)                                Shareholder               Abstain
11. A Shareholder Proposal by James Mcritchie of A
    Non-binding Advisory Resolution Entitled "proxy
    Access for Shareholders"                            Shareholder Against       Voted - Against
CANADIAN PACIFIC RAILWAY LIMITED
CUSIP: 13645T100 TICKER: CP
Meeting Date: 01-May-14   Meeting Type: Annual
01  Appointment of Auditors As Named in the Management
    Proxy Circular.                                     Management  For           Voted - For
02  Advisory Vote Accepting the Corporation's Approach
    to Executive Compensation As Described in the
    Management Proxy Circular.                          Management  For           Voted - Against
03  Director                                            Management
1   William A. Ackman                                   Management  For           Voted - For
2   Gary F. Colter                                      Management  For           Voted - For
3   Isabelle Courville                                  Management  For           Voted - For
4   Paul G. Haggis                                      Management  For           Voted - For
5   E. Hunter Harrison                                  Management  For           Voted - For
6   Paul C. Hilal                                       Management  For           Voted - For
7   Krystyna T. Hoeg                                    Management  For           Voted - For
8   Rebecca Macdonald                                   Management  For           Voted - For
9   Dr. Anthony R. Melman                               Management  For           Voted - For
10  Linda J. Morgan                                     Management  For           Voted - For
11  The Hon. Jim Prentice                               Management  For           Voted - For
12  Andrew F. Reardon                                   Management  For           Voted - For
13  Stephen C. Tobias                                   Management  For           Voted - For
CATAMARAN CORPORATION
CUSIP: 148887102  TICKER: CTRX
Meeting Date: 13-May-14   Meeting Type: Annual
1A. Election of Director: Mark Thierer                  Management  For           Voted - For
1B. Election of Director: Peter Bensen                  Management  For           Voted - For


1407




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1C. Election of Director: Steven Cosler                 Management  For           Voted - For
1D. Election of Director: William Davis                 Management  For           Voted - For
1E. Election of Director: Steven Epstein                Management  For           Voted - For
1F. Election of Director: Betsy Holden                  Management  For           Voted - For
1G. Election of Director: Karen Katen                   Management  For           Voted - For
1H. Election of Director: Harry Kraemer                 Management  For           Voted - For
1I. Election of Director: Anthony Masso                 Management  For           Voted - For
2.  To Consider and Approve the Amendment and
    Restatement of the Catamaran Corporation Incentive
    Plan.                                               Management  For           Voted - For
3.  To Consider and Approve the Material Terms of the
    Performance Measures Under the Catamaran
    Corporation Third Amended and Restated Long-term
    Incentive Plan.                                     Management  For           Voted - For
4.  Advisory Vote to Approve Named Executive Officer
    Compensation, As Disclosed in the Company's Proxy
    Circular and Proxy Statement.                       Management  For           Voted - For
5.  To Appoint KPMG LLP As Auditors of the Company and
    to Authorize the Board of Directors to Fix the
    Auditor's Remuneration and Terms of Engagement.     Management  For           Voted - For
CELANESE CORPORATION
CUSIP: 150870103 TICKER: CE
Meeting Date: 24-Apr-14 Meeting Type: Annual
1A. Election of Director: Jean S. Blackwell             Management  For           Voted - For
1B. Election of Director: Martin G. Mcguinn             Management  For           Voted - For
1C. Election of Director: Daniel S. Sanders             Management  For           Voted - For
1D. Election of Director: John K. Wulff                 Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
3.  To Ratify the Selection of KPMG LLP As our
    Independent Registered Public Accounting Firm for
    2014.                                               Management  For           Voted - For
CEMEX, S.A.B. DE C.V.
CUSIP: 151290889 TICKER: CX
Meeting Date: 20-Mar-14 Meeting Type: Annual
O1. Presentation of the Chief Executive Officer's
    Report, Including the Company's Financial
    Statements, Report of Changes in Financial
    Situation and Variations of Capital Stock, and of
    the Board of Directors' Report for the 2013 Fiscal
    Year, Pursuant to the Mexican Securities Market Law
    (ley Del Mercado De Valores); Discussion and
    Approval of Such Reports, After Hearing the Board
    of Directors' Opinion to the Chief Executive
    Officer's Report, the Audit Committee's and


1408




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Corporate Practices Committee's (due to Space
    Limits, See Proxy Statement for Full Proposal)      Management  For           Abstain
O2. Resolution on Allocation of Profits                 Management  For           Abstain
O3. Proposal to Increase the Capital Stock of the
    Company in Its Variable Portion Through: (a)
    Capitalization of Retained Earnings; and (b)
    Issuance of Treasury Shares in Order to Preserve
    the Rights of Note Holders Pursuant to the
    Company's Previous Issuance of Convertible Notes    Management  For           Abstain
O4. Appointment of Directors, Members and President of
    the Audit, Corporate Practices and Finance
    Committees                                          Management  For           Voted - Against
O5. Compensation of the Members of the Board of
    Directors and of the Audit, Corporate Practices and
    Finance Committees                                  Management  For           Abstain
O6. Appointment of Delegates to Formalize the
    Resolutions Adopted at the Meeting                  Management  For           Voted - For
E1. Proposal to Expand the Company's Corporate Purpose,
    Therefore Modifying Article 2 (two) of the
    Company's By-laws and Authorization to Prepare the
    Company's Restated By-laws                          Management  For           Abstain
E2. Appointment of Delegates to Formalize the
    Resolutions Adopted at the Meeting                  Management  For           Voted - For
CIT GROUP INC.
CUSIP: 125581801 TICKER: CIT
Meeting Date: 13-May-14 Meeting Type: Annual
1A. Election of Director: John A. Thain                 Management  For           Voted - For
1B. Election of Director: Ellen R. Alemany              Management  For           Voted - For
1C. Election of Director: Michael J. Embler             Management  For           Voted - For
1D. Election of Director: William M. Freeman            Management  For           Voted - For
1E. Election of Director: David M. Moffett              Management  For           Voted - For
1F. Election of Director: R. Brad Oates                 Management  For           Voted - For
1G. Election of Director: Marianne Miller Parrs         Management  For           Voted - For
1H. Election of Director: Gerald Rosenfeld              Management  For           Voted - For
1I. Election of Director: John R. Ryan                  Management  For           Voted - For
1J. Election of Director: Sheila A. Stamps              Management  For           Voted - For
1K. Election of Director: Seymour Sternberg             Management  For           Voted - For
1L. Election of Director: Peter J. Tobin                Management  For           Voted - For
1M. Election of Director: Laura S. Unger                Management  For           Voted - For
2.  To Ratify the Appointment of PricewaterhouseCoopers
    LLP As Cit's Independent Registered Public
    Accounting Firm and External Auditors for 2014.     Management  For           Voted - For
3.  To Recommend, by Non-binding Vote, the Compensation
    of Cit's Named Executive Officers.                  Management  For           Voted - For


1409




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
CITIGROUP INC.
CUSIP: 172967424 TICKER: C
Meeting Date: 22-Apr-14 Meeting Type: Annual
1A. Election of Director: Michael L. Corbat              Management  For           Voted - For
1B. Election of Director: Duncan P. Hennes               Management  For           Voted - For
1C. Election of Director: Franz B. Humer                 Management  For           Voted - For
1D. Election of Director: Eugene M. Mcquade              Management  For           Voted - For
1E. Election of Director: Michael E. O'neill             Management  For           Voted - For
1F. Election of Director: Gary M. Reiner                 Management  For           Voted - For
1G. Election of Director: Judith Rodin                   Management  For           Voted - For
1H. Election of Director: Robert L. Ryan                 Management  For           Voted - For
1I. Election of Director: Anthony M. Santomero           Management  For           Voted - For
1J. Election of Director: Joan E. Spero                  Management  For           Voted - For
1K. Election of Director: Diana L. Taylor                Management  For           Voted - For
1L. Election of Director: William S. Thompson, Jr.       Management  For           Voted - For
1M. Election of Director: James S. Turley                Management  For           Voted - For
1N. Election of Director: Ernesto Zedillo Ponce De Leon  Management  For           Voted - For
2.  Proposal to Ratify the Selection of KPMG LLP As
    Citi's Independent Registered Public Accounting
    Firm for 2014.                                       Management  For           Voted - For
3.  Advisory Approval of Citi's 2013 Executive
    Compensation.                                        Management  For           Voted - Against
4.  Approval of the Citigroup 2014 Stock Incentive Plan. Management  For           Voted - For
5.  Stockholder Proposal Requesting That Executives
    Retain A Significant Portion of Their Stock Until
    Reaching Normal Retirement Age.                      Shareholder Against       Voted - Against
6.  Stockholder Proposal Requesting A Report on
    Lobbying and Grassroots Lobbying Contributions.      Shareholder Against       Voted - Against
7.  Stockholder Proposal Requesting That the Board
    Institute A Policy to Make It More Practical to
    Deny Indemnification for Directors.                  Shareholder Against       Voted - Against
8.  Stockholder Proposal Requesting Proxy Access for
    Shareholders.                                        Shareholder Against       Voted - Against
CROWN CASTLE INTERNATIONAL CORP
CUSIP: 228227104 TICKER: CCI
Meeting Date: 30-May-14 Meeting Type: Annual
1A. Election of Director: P. Robert Bartolo              Management  For           Voted - For
1B. Election of Director: Dale N. Hatfield               Management  For           Voted - For
1C. Election of Director: Lee W. Hogan                   Management  For           Voted - For
1D. Election of Director: Robert F. Mckenzie             Management  For           Voted - For
2.  The Ratification of the Appointment of
    PricewaterhouseCoopers LLP As the Company's
    Independent Registered Public Accountants for
    Fiscal Year 2014.                                    Management  For           Voted - For


1410




                           GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  The Non-binding, Advisory Vote Regarding the
    Compensation of the Company's Named Executive
    Officers.                                          Management  For           Voted - For
CYTEC INDUSTRIES INC.
CUSIP: 232820100 TICKER: CYT
Meeting Date: 22-Apr-14    Meeting Type: Annual
1A. Election of Director: Anthony G. Fernandes         Management  For           Voted - For
1B. Election of Director: Shane D. Fleming             Management  For           Voted - For
1C. Election of Director: Raymond P. Sharpe            Management  For           Voted - For
2.  Ratification of KPMG LLP As the Company's Auditors
    for 2014.                                          Management  For           Voted - For
3.  Approve, by Non-binding Vote, the Compensation of
    our Named Executive Officers.                      Management  For           Voted - For
DECKERS OUTDOOR CORPORATION
CUSIP: 243537107 TICKER: DECK
Meeting Date: 18-Jun-14    Meeting Type: Annual
1.  Director                                           Management
1   Angel R. Martinez                                  Management  For           Voted - For
2   John M. Gibbons                                    Management  For           Voted - For
3   John G. Perenchio                                  Management  For           Voted - For
4   Maureen Conners                                    Management  For           Voted - For
5   Karyn O. Barsa                                     Management  For           Voted - For
6   Michael F. Devine, III                             Management  For           Voted - For
7   James Quinn                                        Management  For           Voted - For
8   Lauri Shanahan                                     Management  For           Voted - For
2.  To Ratify the Appointment of KPMG LLP As our
    Independent Registered Public Accounting Firm for
    the Fiscal Period of January 1, 2014 Through March
    31, 2014 (transition Period) and for the Fiscal
    Period of April 1, 2014 Through March 31, 2015
    (fiscal Year 2015).                                Management  For           Voted - For
3.  To Approve, by A Non-binding Advisory Vote, the
    Compensation of our Named Executive Officers As
    Disclosed in the Compensation Discussion and
    Analysis Section of the Proxy Statement.           Management  For           Voted - Against
DELL INC.
CUSIP: 24702R101 TICKER: DELL
Meeting Date: 17-Oct-13    Meeting Type: Annual
1A  Election of Director: Donald J. Carty              Management  For           Voted - For
1B  Election of Director: Janet F. Clark               Management  For           Voted - For
1C  Election of Director: Laura Conigliaro             Management  For           Voted - For


1411




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1D  Election of Director: Michael S. Dell               Management  For           Voted - For
1E  Election of Director: Kenneth M. Duberstein         Management  For           Voted - For
1F  Election of Director: Gerard J. Kleisterlee         Management  For           Voted - For
1G  Election of Director: Klaus S. Luft                 Management  For           Voted - For
1H  Election of Director: Alex J. Mandl                 Management  For           Voted - For
1I  Election of Director: Shantanu Narayen              Management  For           Voted - For
1J  Election of Director: H. Ross Perot, Jr.            Management  For           Voted - For
2   Ratification of Selection of PricewaterhouseCoopers
    LLP As Dell Inc.'s Independent Auditor for Fiscal
    2014                                                Management  For           Voted - For
3   Approval, on an Advisory Basis, of Dell Inc.'s
    Compensation of Its Named Executive Officers As
    Disclosed in the Proxy Statement                    Management  For           Voted - For
4   Requesting That the Board of Directors Undertake
    Such Steps As May be Necessary to Permit Dell
    Inc.'s Stockholders to Act by Written Consent
    Instead of at A Meeting of Stockholders             Shareholder Against       Voted - For
DELPHI AUTOMOTIVE PLC
CUSIP: G27823106 TICKER: DLPH
Meeting Date: 03-Apr-14 Meeting Type: Annual
1.  Election of Director: Gary L. Cowger                Management  For           Voted - For
2.  Election of Director: Nicholas M. Donofrio          Management  For           Voted - For
3.  Election of Director: Mark P. Frissora              Management  For           Voted - For
4.  Election of Director: Rajiv L. Gupta                Management  For           Voted - For
5.  Election of Director: John A. Krol                  Management  For           Voted - For
6.  Election of Director: J. Randall Macdonald          Management  For           Voted - For
7.  Election of Director: Sean O. Mahoney               Management  For           Voted - For
8.  Election of Director: Rodney O'neal                 Management  For           Voted - For
9.  Election of Director: Thomas W. Sidlik              Management  For           Voted - For
10. Election of Director: Bernd Wiedemann               Management  For           Voted - For
11. Election of Director: Lawrence A. Zimmerman         Management  For           Voted - For
12. Proposal to Re-appoint Auditors, Ratify Independent
    Public Accounting Firm and Authorize the Directors
    to Determine the Fees Paid to the Auditors.         Management  For           Voted - For
13. Say on Pay - to Approve, by Advisory Vote,
    Executive Compensation.                             Management  For           Voted - For
DELTA AIR LINES, INC.
CUSIP: 247361702 TICKER: DAL
Meeting Date: 27-Jun-14 Meeting Type: Annual
1A. Election of Director: Richard H. Anderson           Management  For           Voted - For
1B. Election of Director: Edward H. Bastian             Management  For           Voted - For
1C. Election of Director: Roy J. Bostock                Management  For           Voted - For
1D. Election of Director: John S. Brinzo                Management  For           Voted - For
1E. Election of Director: Daniel A. Carp                Management  For           Voted - For


1412




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1F. Election of Director: David G. Dewalt               Management  For           Voted - For
1G. Election of Director: William H. Easter III         Management  For           Voted - For
1H. Election of Director: Mickey P. Foret               Management  For           Voted - For
1I. Election of Director: Shirley C. Franklin           Management  For           Voted - For
1J. Election of Director: David R. Goode                Management  For           Voted - For
1K. Election of Director: George N. Mattson             Management  For           Voted - For
1L. Election of Director: Paula Rosput Reynolds         Management  For           Voted - For
1M. Election of Director: Kenneth C. Rogers             Management  For           Voted - For
1N. Election of Director: Kenneth B. Woodrow            Management  For           Voted - For
2.  To Approve, on an Advisory Basis, the Compensation
    of Delta's Named Executive Officers.                Management  For           Voted - For
3.  To Ratify the Appointment of Ernst & Young LLP As
    Delta's Independent Auditors for the Year Ending
    December 31, 2014.                                  Management  For           Voted - For
4.  To Approve an Increase in the Maximum Number of
    Directors.                                          Management  For           Voted - For
5.  A Stockholder Proposal Requesting the Board of
    Directors Adopt A Stock Retention Policy for Senior
    Executives.                                         Shareholder Against       Voted - Against
EDUCATION MANAGEMENT CORPORATION
CUSIP: 28140M103 TICKER: EDMC
Meeting Date: 08-Nov-13   Meeting Type: Annual
1.  Director                                            Management
1   Edward H. West                                      Management  For           Vote Withheld
2   Samuel C. Cowley                                    Management  For           Voted - For
3   William R. Johnson                                  Management  For           Voted - For
4   Adrian M. Jones                                     Management  For           Vote Withheld
5   Jeffrey T. Leeds                                    Management  For           Vote Withheld
6   Lester L. Lyles                                     Management  For           Voted - For
7   John R. Mckernan, Jr.                               Management  For           Vote Withheld
8   Leo F. Mullin                                       Management  For           Vote Withheld
9   Brian A. Napack                                     Management  For           Vote Withheld
10  Paul J. Salem                                       Management  For           Vote Withheld
11  Peter O. Wilde                                      Management  For           Vote Withheld
2.  Ratification of Appointment of Ernst & Young LLP As
    Independent Registered Public Accounting Firm for
    Fiscal Year 2014.                                   Management  For           Voted - For
3.  Approval of Amendments to 2012 Omnibus Long-term
    Incentive Plan                                      Management  For           Voted - For
ENDO INTERNATIONAL PLC
CUSIP: G30401106 TICKER: ENDP
Meeting Date: 10-Jun-14   Meeting Type: Annual
1A. Election of Director: Roger H. Kimmel               Management  For           Voted - For
1B. Election of Director: Rajiv De Silva                Management  For           Voted - For


1413




                            GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1C. Election of Director: John J. Delucca               Management  For           Voted - For
1D. Election of Director: Arthur J. Higgins             Management  For           Voted - For
1E. Election of Director: Nancy J. Hutson, Ph.D.        Management  For           Voted - For
1F. Election of Director: Michael Hyatt                 Management  For           Voted - For
1G. Election of Director: William P. Montague           Management  For           Voted - For
1H. Election of Director: Jill D. Smith                 Management  For           Voted - For
1I. Election of Director: William F. Spengler           Management  For           Voted - For
2.  To Approve the Appointment of Deloitte & Touche As
    the Company's Independent Auditors for the Year
    Ending December 31, 2014 and to Authorize the Audit
    Committee of the Board of Directors to Determine
    the Auditors' Remuneration.                         Management  For           Voted - For
3.  To Approve, by Advisory Vote, Named Executive
    Officer Compensation.                               Management  For           Voted - For
4.  To Approve the Amended and Restated Employee Stock
    Purchase Plan.                                      Management  For           Voted - For
EXTENDED STAY AMERICA, INC.
CUSIP: 30224P200 TICKER: STAY
Meeting Date: 21-May-14     Meeting Type: Annual
1.  Director                                            Management
1   Douglas G. Geoga                                    Management  For           Voted - For
2   A.J. Agarwal                                        Management  For           Vote Withheld
3   Michael A. Barr                                     Management  For           Vote Withheld
4   James L. Donald                                     Management  For           Vote Withheld
5   William A. Kussell                                  Management  For           Voted - For
6   William D. Rahm                                     Management  For           Vote Withheld
7   Richard F. Wallman                                  Management  For           Voted - For
2.  Proposal for the Ratification of the Appointment of
    Deloitte & Touche LLP As our Independent Registered
    Public Accounting Firm for 2014                     Management  For           Voted - For
3.  Proposal for an Advisory Vote on the Corporation's
    Executive Compensation                              Management  For           Voted - For
4.  Proposal for an Advisory Vote on the Frequency of
    Advisory Votes on the Corporation's Executive
    Compensation                                        Management                Voted - 1 Year
EXTENDED STAY AMERICA, INC.
CUSIP: 30224P211
Meeting Date: 21-May-14     Meeting Type: Annual
1.  Director                                            Management
1   Douglas G. Geoga                                    Management  For           Voted - For
2   Christopher K. Daniello                             Management  For           Vote Withheld
3   Kevin W. Dinnie                                     Management  For           Vote Withheld
4   Ty E. Wallach                                       Management  For           Vote Withheld
5   Richard F. Wallman                                  Management  For           Voted - For


1414




                           GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Proposal for the Ratification of the Appointment of
    Deloitte & Touche LLP As our Independent Registered
    Public Accounting Firm for 2014                     Management  For           Voted - For
3.  Proposal for an Advisory Vote on Esh Reit's
    Executive Compensation                              Management  For           Voted - For
4.  Proposal for an Advisory Vote on the Frequency of
    Advisory Votes on Esh Reit's Executive Compensation Management                Voted - 1 Year
FACEBOOK INC.
CUSIP: 30303M102 TICKER: FB
Meeting Date: 22-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Marc L. Andreessen                                  Management  For           Voted - For
2   Erskine B. Bowles                                   Management  For           Voted - For
3   S.D. Desmond-hellmann                               Management  For           Voted - For
4   Donald E. Graham                                    Management  For           Voted - For
5   Reed Hastings                                       Management  For           Voted - For
6   Sheryl K. Sandberg                                  Management  For           Voted - For
7   Peter A. Thiel                                      Management  For           Voted - For
8   Mark Zuckerberg                                     Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    Facebook, Inc.'s Independent Registered Public
    Accounting Firm for the Fiscal Year Ending December
    31, 2014.                                           Management  For           Voted - For
3.  A Stockholder Proposal Regarding Change in
    Stockholder Voting.                                 Shareholder Against       Voted - For
4.  A Stockholder Proposal Regarding Lobbying
    Expenditures.                                       Shareholder Against       Voted - For
5.  A Stockholder Proposal Regarding Political
    Contributions.                                      Shareholder Against       Voted - Against
6.  A Stockholder Proposal Regarding Childhood Obesity
    and Food Marketing to Youth.                        Shareholder Against       Voted - Against
7.  A Stockholder Proposal Regarding an Annual
    Sustainability Report.                              Shareholder Against       Voted - Against
FAMILY DOLLAR STORES, INC.
CUSIP: 307000109 TICKER: FDO
Meeting Date: 16-Jan-14    Meeting Type: Annual
1.  Director                                            Management
1   Mark R. Bernstein                                   Management  For           Voted - For
2   Pamela L. Davies                                    Management  For           Voted - For
3   Sharon Allred Decker                                Management  For           Voted - For
4   Edward C. Dolby                                     Management  For           Voted - For
5   Glenn A. Eisenberg                                  Management  For           Voted - For
6   Edward P. Garden                                    Management  For           Voted - For
7   Howard R. Levine                                    Management  For           Voted - For


1415




                           GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
8   George R. Mahoney, Jr.                              Management  For           Voted - For
9   James G. Martin                                     Management  For           Voted - For
10  Harvey Morgan                                       Management  For           Voted - For
11  Dale C. Pond                                        Management  For           Voted - For
2.  Approval, on an Advisory Basis, of the Company's
    Executive Compensation.                             Management  For           Voted - For
3.  Ratification of the Selection of
    PricewaterhouseCoopers LLP As Independent
    Registered Public Accountants.                      Management  For           Voted - For
FLEETCOR TECHNOLOGIES INC. (FLT)
CUSIP: 339041105 TICKER: FLT
Meeting Date: 29-May-14    Meeting Type: Annual
1.  Director                                            Management
1   Michael Buckman                                     Management  For           Voted - For
2   Mark A. Johnson                                     Management  For           Voted - For
3   Steven T. Stull                                     Management  For           Voted - For
2.  Ratify the Selection of Ernst & Young LLP As
    Fleetcor's Independent Auditor for 2014.            Management  For           Voted - For
3.  Approve the Fleetcor Technologies, Inc. Section
    162(m) Performance-based Program.                   Management  For           Voted - For
4.  Approve, on an Advisory Basis, the Compensation of
    Fleetcor's Named Executive Officers.                Management  For           Voted - Against
GENERAL MOTORS COMPANY
CUSIP: 37045V100 TICKER: GM
Meeting Date: 10-Jun-14    Meeting Type: Annual
1A. Election of Director: Joseph J. Ashton              Management  For           Voted - For
1B. Election of Director: Mary T. Barra                 Management  For           Voted - For
1C. Election of Director: Erroll B. Davis, Jr.          Management  For           Voted - For
1D. Election of Director: Stephen J. Girsky             Management  For           Voted - For
1E. Election of Director: E. Neville Isdell             Management  For           Voted - For
1F. Election of Director: Kathryn V. Marinello          Management  For           Voted - For
1G. Election of Director: Michael G. Mullen             Management  For           Voted - For
1H. Election of Director: James J. Mulva                Management  For           Voted - For
1I. Election of Director: Patricia F. Russo             Management  For           Voted - For
1J. Election of Director: Thomas M. Schoewe             Management  For           Voted - For
1K. Election of Director: Theodore M. Solso             Management  For           Voted - For
1L. Election of Director: Carol M. Stephenson           Management  For           Voted - For
2.  Ratification of the Selection of Deloitte & Touche
    LLP As Gm's Independent Registered Public
    Accounting Firm for 2014                            Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation     Management  For           Voted - For
4.  Advisory Vote to Approve the Frequency of A
    Stockholder Advisory Vote on Executive Compensation Management  1 Year        Voted - 1 Year


1416




                         GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
5.  Approval of the General Motors Company 2014
    Short-term Incentive Plan                          Management  For           Voted - For
6.  Approval of the General Motors Company 2014
    Long-term Incentive Plan                           Management  For           Voted - For
7.  Cumulative Voting                                  Shareholder Against       Voted - Against
8.  Independent Board Chairman                         Shareholder Against       Voted - Against
HCA HOLDINGS, INC
CUSIP: 40412C101 TICKER: HCA
Meeting Date: 23-Apr-14  Meeting Type: Annual
1.  Director                                           Management
1   Richard M. Bracken                                 Management  For           Voted - For
2   R. Milton Johnson                                  Management  For           Voted - For
3   Robert J. Dennis                                   Management  For           Voted - For
4   Nancy-ann Deparle                                  Management  For           Voted - For
5   Thomas F. Frist III                                Management  For           Voted - For
6   William R. Frist                                   Management  For           Voted - For
7   Ann H. Lamont                                      Management  For           Voted - For
8   Jay O. Light                                       Management  For           Voted - For
9   Geoffrey G. Meyers                                 Management  For           Voted - For
10  Michael W. Michelson                               Management  For           Voted - For
11  Stephen G. Pagliuca                                Management  For           Voted - For
12  Wayne J. Riley, M.D.                               Management  For           Voted - For
13  John W. Rowe, M.D.                                 Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP As
    our Independent Registered Public Accounting Firm
    for the Year Ending December 31, 2014              Management  For           Voted - For
3.  To Approve the Hca Holdings, Inc. Employee Stock
    Purchase Plan                                      Management  For           Voted - For
4.  Advisory Vote to Approve Named Executive Officer
    Compensation                                       Management  For           Voted - For
HESS CORPORATION
CUSIP: 42809H107 TICKER: HES
Meeting Date: 07-May-14  Meeting Type: Annual
1.1 Election of Director: T.j. Checki                  Management  For           Voted - For
1.2 Election of Director: E.e. Holiday                 Management  For           Voted - For
1.3 Election of Director: J.h. Mullin                  Management  For           Voted - For
1.4 Election of Director: J.h. Quigley                 Management  For           Voted - For
1.5 Election of Director: R.n. Wilson                  Management  For           Voted - For
2.  Advisory Approval of the Compensation of our Named
    Executive Officers.                                Management  For           Voted - For
3.  Ratification of the Selection of Ernst & Young LLP
    As Independent Auditors for Fiscal Year Ending
    December 31, 2014.                                 Management  For           Voted - For


1417




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
4A. Elimination of 80% Supermajority Voting Requirement
    in the Company's Restated Certificate of
    Incorporation and By-laws.                           Management  For           Voted - For
4B. Elimination of Two-thirds Supermajority Voting
    Requirement in the Company's Restated Certificate
    of Incorporation.                                    Management  For           Voted - For
5.  Elimination of Provisions in the Company's Restated
    Certificate of Incorporation Concerning $3.50
    Cumulative Convertible Preferred Stock.              Management  For           Voted - For
6.  Stockholder Proposal Recommending A Report
    Regarding Carbon Asset Risk.                         Shareholder Against       Voted - Against
JPMORGAN CHASE & CO.
CUSIP: 46625H100 TICKER: JPM
Meeting Date: 20-May-14 Meeting Type: Annual
1A. Election of Director: Linda B. Bammann               Management  For           Voted - For
1B. Election of Director: James A. Bell                  Management  For           Voted - For
1C. Election of Director: Crandall C. Bowles             Management  For           Voted - For
1D. Election of Director: Stephen B. Burke               Management  For           Voted - For
1E. Election of Director: James S. Crown                 Management  For           Voted - For
1F. Election of Director: James Dimon                    Management  For           Voted - For
1G. Election of Director: Timothy P. Flynn               Management  For           Voted - For
1H. Election of Director: Laban P. Jackson, Jr.          Management  For           Voted - For
1I. Election of Director: Michael A. Neal                Management  For           Voted - For
1J. Election of Director: Lee R. Raymond                 Management  For           Voted - For
1K. Election of Director: William C. Weldon              Management  For           Voted - For
2.  Advisory Resolution to Approve Executive
    Compensation                                         Management  For           Voted - Against
3.  Ratification of Independent Registered Public
    Accounting Firm                                      Management  For           Voted - For
4.  Lobbying Report - Require Annual Report on Lobbying  Shareholder Against       Voted - Against
5.  Special Shareowner Meetings - Reduce Threshold to
    15% Rather Than 20% and Remove Procedural Provisions Shareholder Against       Voted - Against
6.  Cumulative Voting - Require Cumulative Voting for
    Directors Rather Than One-share One-vote             Shareholder Against       Voted - Against
LEAR CORPORATION
CUSIP: 521865204 TICKER: LEA
Meeting Date: 15-May-14 Meeting Type: Annual
1A  Election of Director: Richard H. Bott                Management  For           Voted - For
1B  Election of Director: Thomas P. Capo                 Management  For           Voted - For
1C  Election of Director: Jonathan F. Foster             Management  For           Voted - For
1D  Election of Director: Kathleen A. Ligocki            Management  For           Voted - For
1E  Election of Director: Conrad L. Mallett, Jr.         Management  For           Voted - For
1F  Election of Director: Donald L. Runkle               Management  For           Voted - For
1G  Election of Director: Matthew J. Simoncini           Management  For           Voted - For


1418




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
1H  Election of Director: Gregory C. Smith              Management  For           Voted - For
1I  Election of Director: Henry D.g. Wallace            Management  For           Voted - For
2.  Ratification of the Appointment of Ernst & Young
    LLP As Independent Registered Public Accounting
    Firm for 2014.                                      Management  For           Voted - For
3.  Advisory Vote to Approve Lear Corporation's
    Executive Compensation.                             Management  For           Voted - For
4.  Approval of the Material Terms of the Performance
    Goals Under the Lear Corporation 2009 Long-term
    Stock Incentive Plan.                               Management  For           Voted - For
5.  Approval of the Material Terms of the Performance
    Goals Under the Lear Corporation Annual Incentive
    Plan.                                               Management  For           Voted - For
LIFE TECHNOLOGIES CORPORATION
CUSIP: 53217V109 TICKER: LIFE
Meeting Date: 21-Aug-13   Meeting Type: Special
01  To Consider and Vote on A Proposal to Adopt the
    Agreement and Plan of Merger, Dated As of April 14,
    2013 (the "merger Agreement"), by and Among Life
    Technologies Corporation (the "company"), Thermo
    Fisher Scientific Inc., and Polpis Merger Sub Co.   Management  For           Voted - For
02  To Consider and Vote on A Non- Binding, Advisory
    Proposal to Approve the Compensation That May be
    Paid Or Become Payable to the Company's Named
    Executive Officers in Connection With, Or
    Following, the Consummation of the Merger.          Management  For           Voted - For
03  To Approve the Adjournment of the Special Meeting,
    If Necessary Or Appropriate, to Solicit Additional
    Proxies If There are Insufficient Votes at the Time
    of the Special Meeting to Adopt the Merger
    Agreement.                                          Management  For           Voted - For
LOCKHEED MARTIN CORPORATION
CUSIP: 539830109 TICKER: LMT
Meeting Date: 24-Apr-14   Meeting Type: Annual
1A. Election of Director: Daniel F. Akerson             Management  For           Voted - For
1B. Election of Director: Nolan D. Archibald            Management  For           Voted - For
1C. Election of Director: Rosalind G. Brewer            Management  For           Voted - For
1D. Election of Director: David B. Burritt              Management  For           Voted - For
1E. Election of Director: James O. Ellis, Jr.           Management  For           Voted - For
1F. Election of Director: Thomas J. Falk                Management  For           Voted - For
1G. Election of Director: Marillyn A. Hewson            Management  For           Voted - For
1H. Election of Director: Gwendolyn S. King             Management  For           Voted - For
1I. Election of Director: James M. Loy                  Management  For           Voted - For
1J. Election of Director: Douglas H. Mccorkindale       Management  For           Voted - For
1K. Election of Director: Joseph W. Ralston             Management  For           Voted - For


1419




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
1L. Election of Director: Anne Stevens                   Management  For           Voted - For
2.  Ratification of Appointment of Ernst & Young LLP As
    Independent Auditors for 2014                        Management  For           Voted - For
3.  Advisory Vote to Approve the Compensation of our
    Named Executive Officers ("say-on-pay")              Management  For           Voted - For
4.  Management Proposal to Amend the 2011 Incentive
    Performance Award Plan to Authorize and Reserve
    4,000,000 Additional Shares                          Management  For           Voted - For
5.  Stockholder Proposal - Right to Act by Written
    Consent                                              Shareholder Against       Voted - For
6.  Stockholder Proposal - Adopt A Policy Requiring
    Senior Executives to Retain A Significant
    Percentage of Equity Compensation Until Retirement   Shareholder Against       Voted - Against
7.  Stockholder Proposal - Amend the Corporation's
    Clawback Policy for Executive Incentive Compensation Shareholder Against       Voted - Against
MASTERCARD INCORPORATED
CUSIP: 57636Q104 TICKER: MA
Meeting Date: 03-Jun-14 Meeting Type: Annual
1A. Election of Director: Richard Haythornthwaite        Management  For           Voted - For
1B. Election of Director: Ajay Banga                     Management  For           Voted - For
1C. Election of Director: Silvio Barzi                   Management  For           Voted - For
1D. Election of Director: David R. Carlucci              Management  For           Voted - For
1E. Election of Director: Steven J. Freiberg             Management  For           Voted - For
1F. Election of Director: Julius Genachowski             Management  For           Voted - For
1G. Election of Director: Merit E. Janow                 Management  For           Voted - For
1H. Election of Director: Nancy J. Karch                 Management  For           Voted - For
1I. Election of Director: Marc Olivie                    Management  For           Voted - For
1J. Election of Director: Rima Qureshi                   Management  For           Voted - For
1K. Election of Director: Jose Octavio Reyes Lagunes     Management  For           Voted - For
1L. Election of Director: Jackson P. Tai                 Management  For           Voted - For
1M. Election of Director: Edward Suning Tian             Management  For           Voted - For
2.  Advisory Approval of the Company's Executive
    Compensation                                         Management  For           Voted - For
3.  Ratification of the Appointment of
    PricewaterhouseCoopers LLP As the Independent
    Registered Public Accounting Firm for 2014.          Management  For           Voted - For
MICROSOFT CORPORATION
CUSIP: 594918104 TICKER: MSFT
Meeting Date: 19-Nov-13 Meeting Type: Annual
1.  Election of Director: Steven A. Ballmer              Management  For           Voted - For
2.  Election of Director: Dina Dublon                    Management  For           Voted - For
3.  Election of Director: William H. Gates III           Management  For           Voted - For
4.  Election of Director: Maria M. Klawe                 Management  For           Voted - For
5.  Election of Director: Stephen J. Luczo               Management  For           Voted - For


1420




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
6.  Election of Director: David F. Marquardt             Management  For           Voted - For
7.  Election of Director: Charles H. Noski               Management  For           Voted - For
8.  Election of Director: Helmut Panke                   Management  For           Voted - For
9.  Election of Director: John W. Thompson               Management  For           Voted - For
10. Approve Material Terms of the Performance Criteria
    Under the Executive Officer Incentive Plan           Management  For           Voted - For
11. Advisory Vote on Executive Compensation              Management  For           Voted - For
12. Ratification of Deloitte & Touche LLP As our
    Independent Auditor for Fiscal Year 2014             Management  For           Voted - For
MONDELEZ INTERNATIONAL, INC.
CUSIP: 609207105 TICKER: MDLZ
Meeting Date: 21-May-14 Meeting Type: Annual
1A. Election of Director: Stephen F. Bollenbach          Management  For           Voted - For
1B. Election of Director: Lewis W.k. Booth               Management  For           Voted - For
1C. Election of Director: Lois D. Juliber                Management  For           Voted - For
1D. Election of Director: Mark D. Ketchum                Management  For           Voted - For
1E. Election of Director: Jorge S. Mesquita              Management  For           Voted - For
1F. Election of Director: Nelson Peltz                   Management  For           Voted - For
1G. Election of Director: Fredric G. Reynolds            Management  For           Voted - For
1H. Election of Director: Irene B. Rosenfeld             Management  For           Voted - For
1I. Election of Director: Patrick T. Siewert             Management  For           Voted - For
1J. Election of Director: Ruth J. Simmons                Management  For           Voted - For
1K. Election of Director: Ratan N. Tata                  Management  For           Voted - For
1L. Election of Director: Jean-francois M.l. Van Boxmeer Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation      Management  For           Voted - For
3.  Approve Mondelez International, Inc. Amended and
    Restated 2005 Performance Incentive Plan             Management  For           Voted - For
4.  Ratification of PricewaterhouseCoopers LLP As
    Independent Registered Public Accountants for
    Fiscal Year Ending December 31, 2014                 Management  For           Voted - For
5.  Shareholder Proposal: Report on Packaging            Shareholder Against       Voted - Against
MOTOROLA SOLUTIONS, INC.
CUSIP: 620076307 TICKER: MSI
Meeting Date: 05-May-14 Meeting Type: Annual
1A. Election of Director: Gregory Q. Brown               Management  For           Voted - For
1B. Election of Director: Kenneth C. Dahlberg            Management  For           Voted - For
1C. Election of Director: David W. Dorman                Management  For           Voted - For
1D. Election of Director: Michael V. Hayden              Management  For           Voted - For
1E. Election of Director: Judy C. Lewent                 Management  For           Voted - For
1F. Election of Director: Anne R. Pramaggiore            Management  For           Voted - For
1G. Election of Director: Samuel C. Scott, III           Management  For           Voted - For
1H. Election of Director: Bradley E. Singer              Management  For           Voted - For


1421




                         GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  Advisory Approval of the Company's Executive
    Compensation.                                       Management  For           Voted - For
3.  Ratification of the Appointment of KPMG LLP As the
    Company's Independent Registered Public Accounting
    Firm for 2014.                                      Management  For           Voted - For
4.  Stockholder Proposal Re: Human Rights Policy.       Shareholder Against       Voted - Against
5.  Stockholder Proposal Re: Political Contribution
    Disclosure.                                         Shareholder Against       Voted - Against
NATIONSTAR MORTGAGE HOLDINGS INC
CUSIP: 63861C109 TICKER: NSM
Meeting Date: 21-May-14  Meeting Type: Annual
1.  Director                                            Management
1   Robert H. Gidel                                     Management  For           Voted - For
2   Brett Hawkins                                       Management  For           Voted - For
2.  The Ratification of Ernst & Young LLP As
    Nationstar's Independent Registered Public
    Accounting Firm for the Year Ending December 31,
    2014.                                               Management  For           Voted - For
3.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - Against
4.  Advisory Vote on the Frequency to Hold an Advisory
    Vote on Executive Compensation.                     Management                Voted - 1 Year
NORTEK, INC.
CUSIP: 656559309 TICKER: NTK
Meeting Date: 01-May-14  Meeting Type: Annual
1.  Director                                            Management
1   Jeffrey C. Bloomberg                                Management  For           Voted - For
2   James B. Hirshorn                                   Management  For           Voted - For
3   Chris A. Mcwilton                                   Management  For           Voted - For
2.  The Approval of Named Executive Officer
    Compensation.                                       Management  For           Voted - For
3.  To Ratify the Appointment of Ernst & Young LLP As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For
NXP SEMICONDUCTOR NV
CUSIP: N6596X109 TICKER: NXPI
Meeting Date: 28-Mar-14  Meeting Type: Special
1.  Proposal to Appoint Mr. E. Meurice As Non-executive
    Director of the Company with Effect from April 1,
    2014                                                Management  For           Voted - For


1422




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 20-May-14 Meeting Type: Annual
2C. Adoption of the 2013 Financial Statements           Management  For           Voted - For
2D. Granting Discharge to the Directors for Their
    Management During the Past Financial Year           Management  For           Voted - For
3A. Proposal to Re-appoint Mr. Richard L. Clemmer As
    Executive Director of the Company with Effect from
    May 20, 2014                                        Management  For           Voted - For
3B. Proposal to Re-appoint Sir Peter Bonfield As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3C. Proposal to Re-appoint Mr. Johannes P. Huth As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3D. Proposal to Re-appoint Mr. Kenneth A. Goldman As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3E. Proposal to Re-appoint Dr. Marion Helmes As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3F. Proposal to Re-appoint Mr. Joseph Kaeser As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3G. Proposal to Re-appoint Mr. Ian Loring As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3H. Proposal to Re-appoint Mr. Eric Meurice As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3I. Proposal to Re-appoint Ms. Julie Southern As
    Non-executive Director of the Company with Effect
    from May 20, 2014                                   Management  For           Voted - For
3J. Proposal to Appoint Dr. Rick Tsai As Non-executive
    Director of the Company with Effect from July 1,
    2014                                                Management  For           Voted - For
4.  Authorisation to Repurchase Shares in the Company's
    Capital                                             Management  For           Voted - For
5.  Authorisation to Cancel Repurchased Shares in the
    Company's Capital                                   Management  For           Voted - For
PANDORA MEDIA, INC.
CUSIP: 698354107 TICKER: P
Meeting Date: 04-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Peter Chernin                                       Management  For           Voted - For
2   Brian Mcandrews                                     Management  For           Voted - For
3   Tim Westergren                                      Management  For           Voted - For
2.  To Ratify the Appointment of Ernst & Young LLP, As
    our Independent Registered Public Accounting Firm
    for the Fiscal Year Ending December 31, 2014.       Management  For           Voted - For


1423




                        GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
3.  To Approve the 2014 Employee Stock Purchase Plan.   Management  For           Voted - For
PIONEER NATURAL RESOURCES COMPANY
CUSIP: 723787107 TICKER: PXD
Meeting Date: 28-May-14 Meeting Type: Annual
1.1 Election of Director: Timothy L. Dove               Management  For           Voted - For
1.2 Election of Director: Stacy P. Methvin              Management  For           Voted - For
1.3 Election of Director: Charles E. Ramsey, Jr.        Management  For           Voted - For
1.4 Election of Director: Frank A. Risch                Management  For           Voted - For
1.5 Election of Director: Edison C. Buchanan            Management  For           Voted - For
1.6 Election of Director: Larry R. Grillot              Management  For           Voted - For
1.7 Election of Director: J. Kenneth Thompson           Management  For           Voted - For
1.8 Election of Director: Jim A. Watson                 Management  For           Voted - For
2   Ratification of Selection of Independent Registered
    Public Accounting Firm                              Management  For           Voted - For
3   Advisory Vote to Approve Executive Officer
    Compensation                                        Management  For           Voted - For
4   Reapproval of the Section 162(m) Material Terms
    Under the 2006 Long- Term Incentive Plan            Management  For           Voted - For
R.R. DONNELLEY & SONS COMPANY
CUSIP: 257867101 TICKER: RRD
Meeting Date: 22-May-14 Meeting Type: Annual
1A. Election of Director: Thomas J. Quinlan III         Management  For           Voted - For
1B. Election of Director: Susan M. Cameron              Management  For           Voted - For
1C. Election of Director: Richard L. Crandall           Management  For           Voted - For
1D. Election of Director: Susan M. Gianinno             Management  For           Voted - For
1E. Election of Director: Judith H. Hamilton            Management  For           Voted - For
1F. Election of Director: Jeffrey M. Katz               Management  For           Voted - For
1G. Election of Director: Richard K. Palmer             Management  For           Voted - For
1H. Election of Director: John C. Pope                  Management  For           Voted - For
1I. Election of Director: Michael T. Riordan            Management  For           Voted - For
1J. Election of Director: Oliver R. Sockwell            Management  For           Voted - For
2.  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
3.  Ratification of Independent Registered Public
    Accounting Firm.                                    Management  For           Voted - For
SANDRIDGE ENERGY, INC.
CUSIP: 80007P307 TICKER: SD
Meeting Date: 05-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Stephen C. Beasley                                  Management  For           Voted - For
2   James D. Bennett                                    Management  For           Voted - For


1424




                           GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
3   Edward W. Moneypenny                                 Management  For           Voted - For
4   Roy T. Oliver, Jr.                                   Management  For           Voted - For
2.  Re-approve Performance Measures Included in the
    Sandridge Energy, Inc. 2009 Incentive Plan.          Management  For           Voted - For
3.  Approve, in A Non-binding Vote, the Compensation
    Provided to the Company's Named Executive Officers,
    As Disclosed Pursuant to Item 402 of Regulation S-k
    Under the Securities Exchange Act of 1934.           Management  For           Voted - For
4.  Ratify the Selection of PricewaterhouseCoopers LLP
    As our Independent Registered Public Accounting
    Firm for the Fiscal Year Ending December 31, 2014.   Management  For           Voted - For
SPIRIT AEROSYSTEMS HOLDINGS INC
CUSIP: 848574109 TICKER: SPR
Meeting Date: 30-Apr-14    Meeting Type: Annual
1.  Director                                             Management
1   Charles L. Chadwell                                  Management  For           Voted - For
2   Ivor Evans                                           Management  For           Voted - For
3   Paul Fulchino                                        Management  For           Voted - For
4   Richard Gephardt                                     Management  For           Voted - For
5   Robert Johnson                                       Management  For           Voted - For
6   Ronald Kadish                                        Management  For           Voted - For
7   Christopher E. Kubasik                               Management  For           Voted - For
8   Larry A. Lawson                                      Management  For           Voted - For
9   Tawfiq Popatia                                       Management  For           Voted - For
10  Francis Raborn                                       Management  For           Voted - For
2.  Approve the Spirit Aerosystems Holdings, Inc. 2014
    Omnibus Incentive Plan.                              Management  For           Voted - For
3.  Approve on an Advisory Basis the Compensation of
    the Company's Named Executive Officers.              Management  For           Voted - Against
4.  Shareholder Proposal Recommending That the Board of
    Directors Takes Steps to Ensure That All of the
    Company's Outstanding Stock Have One Vote Per Share. Shareholder Against       Voted - For
THE HARTFORD FINANCIAL SVCS GROUP, INC.
CUSIP: 416515104 TICKER: HIG
Meeting Date: 21-May-14    Meeting Type: Annual
1A. Election of Director: Robert B. Allardice, III       Management  For           Voted - For
1B. Election of Director: Trevor Fetter                  Management  For           Voted - For
1C. Election of Director: Liam E. Mcgee                  Management  For           Voted - For
1D. Election of Director: Kathryn A. Mikells             Management  For           Voted - For
1E. Election of Director: Michael G. Morris              Management  For           Voted - For
1F. Election of Director: Thomas A. Renyi                Management  For           Voted - For
1G. Election of Director: Julie G. Richardson            Management  For           Voted - For
1H. Election of Director: Virginia P. Ruesterholz        Management  For           Voted - For
1I. Election of Director: Charles B. Strauss             Management  For           Voted - For


1425




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                               PROPOSED BY MGT. POSITION REGISTRANT VOTED
1J. Election of Director: H. Patrick Swygert           Management  For           Voted - For
2.  Ratification of the Appointment of Deloitte &
    Touche LLP As the Independent Registered Public
    Accounting Firm of the Company for the Fiscal Year
    Ending December 31, 2014.                          Management  For           Voted - For
3.  Management Proposal to Approve, on A Non-binding
    Advisory Basis, the Compensation of the Company's
    Named Executive Officers As Disclosed in the
    Company's Proxy Statement.                         Management  For           Voted - Against
4.  Management Proposal to Approve the Company's 2014
    Incentive Stock Plan.                              Management  For           Voted - For
5.  Management Proposal to Approve the Material Terms
    of the Annual Executive Bonus Program.             Management  For           Voted - For
THE HOWARD HUGHES CORPORATION
CUSIP: 44267D107 TICKER: HHC
Meeting Date: 14-May-14   Meeting Type: Annual
1A  Election of Director: William Ackman               Management  For           Voted - For
1B  Election of Director: Adam Flatto                  Management  For           Voted - For
1C  Election of Director: Jeffrey Furber               Management  For           Voted - For
1D  Election of Director: Gary Krow                    Management  For           Voted - For
1E  Election of Director: Allen Model                  Management  For           Voted - For
1F  Election of Director: R. Scot Sellers              Management  For           Voted - For
1G  Election of Director: Steven Shepsman              Management  For           Voted - For
1H  Election of Director: Burton M. Tansky             Management  For           Voted - For
1I  Election of Director: Mary Ann Tighe               Management  For           Voted - For
1J  Election of Director: David R. Weinreb             Management  For           Voted - For
2   Advisory Vote to Approve Named Executive Officer
    Compensation.                                      Management  For           Voted - For
3   The Ratification of the Appointment of Ernst &
    Young LLP As the Company's Independent Registered
    Public Accounting Firm for the Fiscal Year Ending
    December 31, 2014.                                 Management  For           Voted - For
THE PRICELINE GROUP INC.
CUSIP: 741503403  TICKER: PCLN
Meeting Date: 05-Jun-14   Meeting Type: Annual
1.  Director                                           Management
1   Timothy M. Armstrong                               Management  For           Voted - For
2   Howard W. Barker, Jr.                              Management  For           Voted - For
3   Jeffery H. Boyd                                    Management  For           Voted - For
4   Jan L. Docter                                      Management  For           Voted - For
5   Jeffrey E. Epstein                                 Management  For           Voted - For
6   James M. Guyette                                   Management  For           Voted - For
7   Darren R. Huston                                   Management  For           Voted - For
8   Nancy B. Peretsman                                 Management  For           Voted - For


1426

GLOBAL X TOP HEDGE FUND ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
9   Thomas E. Rothman                                    Management  For           Voted - For
10  Craig W. Rydin                                       Management  For           Voted - For
2.  To Ratify the Selection of Deloitte & Touche LLP As
    the Independent Registered Public Accounting Firm
    of the Company for the Fiscal Year Ending December
    31, 2014.                                            Management  For           Voted - For
3.  To Approve on an Advisory Basis the Compensation
    Paid by the Company to Its Named Executive Officers. Management  For           Voted - For
4.  To Consider and Vote Upon A Non- Binding
    Stockholder Proposal Concerning Stockholder Action
    by Written Consent.                                  Shareholder Against       Voted - For
THERAVANCE, INC.
CUSIP: 88338T104 TICKER: THRX
Meeting Date: 22-May-14     Meeting Type: Annual
1.  Director                                             Management
1   Rick E Winningham                                    Management  For           Voted - For
2   Henrietta H. Fore                                    Management  For           Voted - For
3   Robert V. Gunderson, Jr                              Management  For           Voted - For
4   Burton G. Malkiel, Ph.d                              Management  For           Voted - For
5   Peter S. Ringrose, Ph.d                              Management  For           Voted - For
6   William H. Waltrip                                   Management  For           Voted - For
7   G.M. Whitesides, Ph.d                                Management  For           Voted - For
8   William D. Young                                     Management  For           Voted - For
2.  Approve A Non-binding Advisory Resolution Regarding
    Executive Compensation.                              Management  For           Voted - For
3.  Ratify the Selection by the Audit Committee of the
    Board of Directors of Ernst & Young LLP As our
    Independent Registered Public Accounting Firm for
    the Fiscal Year Ending December 31, 2014.            Management  For           Voted - For
THERMO FISHER SCIENTIFIC INC.
CUSIP: 883556102 TICKER: TMO
Meeting Date: 20-May-14     Meeting Type: Annual
1A. Election of Director: Marc N. Casper                 Management  For           Voted - For
1B. Election of Director: Nelson J. Chai                 Management  For           Voted - For
1C. Election of Director: C. Martin Harris               Management  For           Voted - For
1D. Election of Director: Tyler Jacks                    Management  For           Voted - For
1E. Election of Director: Judy C. Lewent                 Management  For           Voted - For
1F. Election of Director: Thomas J. Lynch                Management  For           Voted - For
1G. Election of Director: Jim P. Manzi                   Management  For           Voted - For
1H. Election of Director: William G. Parrett             Management  For           Voted - For
1I. Election of Director: Lars R. Sorensen               Management  For           Voted - For
1J. Election of Director: Scott M. Sperling              Management  For           Voted - For
1K. Election of Director: Elaine S. Ullian               Management  For           Voted - For


1427




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2.  An Advisory Vote to Approve Named Executive Officer
    Compensation.                                       Management  For           Voted - For
3.  Ratification of the Audit Committee's Selection of
    PricewaterhouseCoopers LLP As the Company's
    Independent Auditors for 2014.                      Management  For           Voted - For
TWENTY-FIRST CENTURY FOX, INC.
CUSIP: 90130A200 TICKER: FOX
Meeting Date: 18-Oct-13   Meeting Type: Annual
1A. Election of Director: K. Rupert Murdoch             Management                Non-Voting
1B. Election of Director: Delphine Arnault              Management                Non-Voting
1C. Election of Director: James W. Breyer               Management                Non-Voting
1D. Election of Director: Chase Carey                   Management                Non-Voting
1E. Election of Director: David F. Devoe                Management                Non-Voting
1F. Election of Director: Viet Dinh                     Management                Non-Voting
1G. Election of Director: Sir Roderick I. Eddington     Management                Non-Voting
1H. Election of Director: James R. Murdoch              Management                Non-Voting
1I. Election of Director: Lachlan K. Murdoch            Management                Non-Voting
1J. Election of Director: Jacques Nasser                Management                Non-Voting
1K. Election of Director: Robert S. Silberman           Management                Non-Voting
1L. Election of Director: Alvaro Uribe                  Management                Non-Voting
2.  Proposal to Ratify the Selection of Ernst & Young
    LLP As the Company's Independent Registered Public
    Accounting Firm for the Fiscal Year Ending June 30,
    2014.                                               Management                Non-Voting
3.  Advisory Vote on Executive Compensation.            Management                Non-Voting
4.  Approval of the Twenty-first Century Fox, Inc. 2013
    Long-term Incentive Plan.                           Management                Non-Voting
5.  Stockholder Proposal - Adopt A Policy That the
    Chairman of the Board of Directors be an
    Independent Director.                               Shareholder               Non-Voting
6.  Stockholder Proposal - Eliminate the Company's Dual
    Class Capital Structure.                            Shareholder               Non-Voting
7.  Citizenship Certification - Please Mark "yes" If
    the Stock is Owned of Record Or Beneficially by A
    U.S. Stockholder, Or Mark "no" If Such Stock is
    Owned of Record Or Beneficially by A Non-u.s.
    Stockholder. If You Do Not Provide A Response to
    This Item 7, You Will be Deemed to be A Non-u.s.
    Stockholder and the Shares Will be Subject to The   Management                Non-Voting
    Suspension of Voting Rights Unless You are A
    Stockholder of Record As of the Record Date and You
    Previously Submitted A U.S. Citizenship
    Certification to the Company's Transfer Agent Or
    Australian Share Registrar.                                                   Non-Voting


1428




                          GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 21-Mar-14   Meeting Type: Special
1.  Proposal to Approve the Company Making A Request
    for Removal of Its Full Foreign Listing from the
    Australian Securities Exchange.                     Management                Non-Voting
2.  Citizenship Certification - Please Mark "yes" If
    the Stock is Owned of Record Or Beneficially by A
    U.S. Stockholder, Or Mark "no" If Such Stock is
    Owned of Record Or Beneficially by A Non-u.s.
    Stockholder. (please Refer to Appendix A of the
    Proxy Statement for Additional Guidance.) If You Do
    Not Provide A Response to This Item 2, You Will be
    Deemed to be A Non-u.s. Stockholder and the Shares
    Will be Subject to the Suspension of Voting Rights
    Unless You are A Stockholder of Record As of the
    (due to Space Limits, See Proxy Statement for
    Full Proposal)                                      Management                Non-Voting
US AIRWAYS GROUP, INC.
CUSIP: 90341W108 TICKER: LCC
Meeting Date: 12-Jul-13   Meeting Type: Annual
1.  A Proposal to Adopt the Agreement and Plan of
    Merger, As Amended (the Merger Agreement), Dated As
    of February 13, 2013, by and Among Us Airways
    Group, Amr Corporation (amr), and Amr Merger Sub,
    Inc., A Wholly-owned Subsidiary of Amr.             Management  For           Voted - For
2.  A Proposal to Consider and Approve, on A
    Non-binding, Advisory Basis, the Merger-related
    Compensation of Us Airways Group's Named Executive
    Officers As Disclosed in the Proxy
    Statement/prospectus.                               Management  For           Voted - For
3.  A Proposal to Approve the Adjournment of the 2013
    Annual Meeting of Stockholders, If Necessary, to
    Solicit Additional Proxies in Favor of the Proposal
    to Adopt the Merger Agreement If There are Not
    Sufficient Votes to Adopt the Merger Agreement
    Present at the 2013 Annual Meeting of Stockholders. Management  For           Voted - For
4A. Election of Director: Denise M. O'leary             Management  For           Voted - For
4B. Election of Director: George M. Philip              Management  For           Voted - For
5.  A Proposal to Ratify the Appointment of KPMG LLP As
    the Independent Registered Public Accounting Firm.  Management  For           Voted - For
6.  A Proposal to Consider and Approve, on A
    Non-binding, Advisory Basis, the Compensation of Us
    Airways Group's Named Executive Officers As
    Disclosed in the Proxy Statement/prospectus.        Management  For           Voted - For


1429

GLOBAL X TOP HEDGE FUND ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
VALEANT PHARMACEUTICALS INTERNATIONAL
CUSIP: 91911K102 TICKER: VRX
Meeting Date: 20-May-14    Meeting Type: Annual
01  Director                                            Management
1   Ronald H. Farmer                                    Management  For           Voted - For
2   Colleen A. Goggins                                  Management  For           Voted - For
3   Robert A. Ingram                                    Management  For           Voted - For
4   Anders Lonner                                       Management  For           Voted - For
5   Theo Melas-kyriazi                                  Management  For           Voted - For
6   J. Michael Pearson                                  Management  For           Voted - For
7   Robert N. Power                                     Management  For           Voted - For
8   Norma A. Provencio                                  Management  For           Voted - For
9   Howard B. Schiller                                  Management  For           Voted - For
10  Katharine B. Stevenson                              Management  For           Voted - For
02  The Approval, in an Advisory Resolution, of the
    Compensation of our Named Executive Officers As
    Disclosed in the Compensation Discussion and
    Analysis Section, Executive Compensation Tables and
    Accompanying Narrative Discussions Contained in the
    Management Proxy Circular and Proxy Statement.      Management  For           Voted - For
03  To Appoint PricewaterhouseCoopers LLP As the
    Auditors for the Company to Hold Office Until the
    Close of the 2015 Annual Meeting of Shareholders
    and to Authorize the Company's Board of Directors
    to Fix the Auditors' Remuneration.                  Management  For           Voted - For
04  To Approve the 2014 Omnibus Incentive Plan and
    Ratify and Approve the Grants of 320,033 Share
    Units and 180,000 Options Which Were Made Subject
    to the Shareholder Approval of the 2014 Plan.       Management  For           Voted - For
VERISIGN, INC.
CUSIP: 92343E102 TICKER: VRSN
Meeting Date: 22-May-14    Meeting Type: Annual
1.1 Election of Director: D. James Bidzos               Management  For           Voted - For
1.2 Election of Director: William L. Chenevich          Management  For           Voted - For
1.3 Election of Director: Kathleen A. Cote              Management  For           Voted - For
1.4 Election of Director: Roger H. Moore                Management  For           Voted - For
1.5 Election of Director: John D. Roach                 Management  For           Voted - For
1.6 Election of Director: Louis A. Simpson              Management  For           Voted - For
1.7 Election of Director: Timothy Tomlinson             Management  For           Voted - For
2.  To Approve an Amendment to Verisign, Inc.'s Fourth
    Amended and Restated Certificate of Incorporation
    and Sixth Amended and Restated Bylaws to Permit
    Stockholders to Call Special Meetings.              Management  For           Voted - For
3.  To Approve, on A Non-binding, Advisory Basis,
    Verisign, Inc.'s Executive Compensation.            Management  For           Voted - For


1430




                            GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                   PROPOSED BY MGT. POSITION REGISTRANT VOTED
4.  To Ratify the Selection of KPMG LLP As Verisign,
    Inc.'s Independent Registered Public Accounting
    Firm for the Year Ending December 31, 2014.            Management  For           Voted - For
VIVUS, INC.
CUSIP: 928551100 TICKER: VVUS
Meeting Date: 18-Jul-13     Meeting Type: Contested-Annual
01  Director                                               Management
1   Leland F. Wilson                                       Management  For           Voted - For
2   Peter Y. Tam                                           Management  For           Vote Withheld
3   Mark B. Logan                                          Management  For           Vote Withheld
4   J. Martin Carroll                                      Management  For           Voted - For
5   Charles J. Casamento                                   Management  For           Vote Withheld
6   Ernest Mario, Ph.d                                     Management  For           Voted - For
7   Jorge Plutzky, M.D.                                    Management  For           Voted - For
8   L. M.D. Shortliffe,m.d.                                Management  For           Vote Withheld
9   Robert N. Wilson                                       Management  For           Voted - For
02  Advisory Vote to Approve Executive Compensation.       Management  For           Voted - For
03  Ratification of the Appointment of Independent
    Registered Public Accounting Firm.                     Management  For           Voted - For
04  Repeal Any Amendments to Vivus, Inc.'s Amended and
    Restated Bylaws in Effect As of April 18, 2012, As
    Amended on February 20, 2013, That is Inconsistent
    with the Election of First Manhattan Co.'s Nominees.   Management  Against       Voted - Against
01  Director                                               Management
1   Michael James Astrue                                   Management                Non-Voting
2   Rolf Bass                                              Management                Non-Voting
3   Jon C. Biro                                            Management                Non-Voting
4   Samuel F. Colin                                        Management                Non-Voting
5   Alexander J. Denner                                    Management                Non-Voting
6   Johannes J.p. Kastelein                                Management                Non-Voting
7   Melvin L. Keating                                      Management                Non-Voting
8   David York Norton                                      Management                Non-Voting
9   Herman Rosenman                                        Management                Non-Voting
02  To Vote on the Company's Proposal to Approve, on an
    Advisory Basis, the Compensation of the Company's
    Named Executive Officers.                              Management                Non-Voting
03  To Ratify the Appointment of Oum & Co. LLP As the
    Company's Independent Registered Public Accounting
    Firm for 2013.                                         Management                Non-Voting
04  To Adopt A Resolution Repealing Any Provision of
    the Company's Amended and Restated Bylaws in Effect
    at the Time of the Annual Meeting That Was Not
    Included in the Company's Bylaws in Effect As of
    April 18, 2012 and Publicly Filed with the Sec on
    April 20, 2012, As Amended by Amendment No. 1 to
    the Bylaws, Publicly Filed with the Sec on February
    26, 2013, and is Inconsistent with the Election of
    the Nominees at the Annual Meeting.                    Management                Non-Voting


1431




                            GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 14-Aug-13     Meeting Type: Annual
01  Director                                            Management
1   Michael J. Astrue                                   Management  For           Voted - For
2   J. Martin Carroll                                   Management  For           Voted - For
3   Samuel F. Colin, M.D.                               Management  For           Voted - For
4   A.J. Denner, Ph.D.                                  Management  For           Voted - For
5   Johannes J.p. Kastelein                             Management  For           Voted - For
6   Mark B. Logan                                       Management  For           Voted - For
7   David York Norton                                   Management  For           Voted - For
8   Jorge Plutzky, M.D.                                 Management  For           Voted - For
9   Herman Rosenman                                     Management  For           Voted - For
10  Robert N. Wilson                                    Management  For           Voted - For
11  Anthony P. Zook                                     Management  For           Voted - For
02  Advisory Vote to Approve Executive Compensation.    Management  For           Voted - For
03  Ratification of the Appointment of Independent
    Registered Public Accounting Firm.                  Management  For           Voted - For
YPF SOCIEDAD ANONIMA
CUSIP: 984245100 TICKER: YPF
Meeting Date: 30-Apr-14     Meeting Type: Annual
1.  Appointment of Two Shareholders to Sign the Minutes
    of the Meeting.                                     Management  For           Voted - For
2.  Consideration of the Board of Directors'
    Resolutions Regarding the Creation of A Long-term
    Plan of Compensation in Shares for Employees,
    Through the Acquisition of Shares Held by the
    Company in Accordance with Article 64 Et. Seq. of
    Law 26,831. Exemption from the Preemptive Offer of
    Shares to Shareholders Pursuant to Article 67 of
    Law 26,831.                                         Management  For           Voted - For
3.  Consideration of the Annual Report, Inventory,
    Balance Sheet, Income Statement, Statement of
    Changes in Shareholders' Equity and Statement of
    Cash Flow, with Their Notes, Charts, Exhibits and
    Related Documents, and the Report of the
    Supervisory Committee and Independent Auditor,
    Corresponding to the Fiscal Year No. 37 Begun on
    January 1, 2013 and Ended on December 31, 2013.     Management  For           Voted - For
4.  Use of Profits Accumulated As of December 31, 2013.
    Constitution of Reserves. Declaration of Dividends. Management  For           Voted - For
5.  Remuneration of the Independent Auditor for the
    Fiscal Year Ended on December 31, 2013.             Management  For           Voted - For
6.  Appointment of the Independent Auditor Who Shall
    Report on the Annual Financial Statements As of
    December 31, 2014 and Determination of Its
    Remuneration.                                       Management  For           Voted - For
7.  Extension of the Powers Delegated to the Board of
    Directors to Determine the Terms and Conditions of


1432




    GLOBAL X TOP HEDGE FUND ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Notes Issued Under the Current Global
    Medium-term Notes Program.                           Management  For           Voted - For
8.  Consideration of the Performance of the Board of
    Directors and the Supervisory Committee During the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
9.  Remuneration of the Board of Directors for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
10. Remuneration of the Supervisory Committee for the
    Fiscal Year Ended on December 31, 2013.              Management  For           Voted - For
11. Determination of the Number of Regular and
    Alternate Members of the Supervisory Committee.      Management  For           Abstain
12. Appointment of One Regular and One Alternate Member
    of the Supervisory Committee for the Class A Shares. Management  For           Abstain
13. Appointment of the Regular and Alternate Members of
    the Supervisory Committee for the Class D Shares.    Management  For           Abstain
14. Determination of the Number of Regular and
    Alternate Members of the Board of Directors.         Management  For           Voted - Against
15. Appointment of One Regular and One Alternate
    Director for the Class A Shares and Determination
    of Their Tenure.                                     Management  For           Voted - For
16. Appointment of the Regular and Alternate Directors
    for Class D Shares and Determination of Their
    Tenure.                                              Management  For           Voted - For
17. Determination of the Remuneration to be Received by
    the Members of the Board of Directors and the
    Members of the Supervisory Committee for the Fiscal
    Year Begun on January 1, 2014.                       Management  For           Abstain
18. Consideration of the Withdrawal of the Corporate
    Liability Action Initiated by the Company Against
    Mr. Antonio Brufau Niubo.                            Management  For           Abstain


1433




                         GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
ALPHA MINERALS INC, VANCOUVER BC
CUSIP: 02077G108
Meeting Date: 28-Nov-13  Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details                                Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
1   To Consider, And, If Deemed Advisable, Pass, with
    Or Without Variation, A Special Resolution, the
    Full Text of Which is Set Out in Appendix A to the
    Accompanying Management Information Circular, to
    Approve an Arrangement Under Section 193 of the
    Business Corporations Act (alberta), All As More
    Particularly Described in the Management
    Information Circular                                Management  For           Voted - For
AREVA - SOCIETE DES PARTICIPATIONS DU CO
CUSIP: F0379H125
Meeting Date: 20-May-14  Meeting Type: MIX
    Please Note in the French Market That the Only
    Valid Vote Options are "for"-and "against" A Vote
    of "abstain" Will be Treated As an "against" Vote.  Non-Voting                Non-Voting
    The Following Applies to Shareholders That Do Not
    Hold Shares Directly with A-french Custodian: Proxy
    Cards: Voting Instructions Will be Forwarded to
    The-global Custodians on the Vote Deadline Date. in
    Capacity As Registered-intermediary, the Global
    Custodians Will Sign the Proxy Cards and
    Forward-them to the Local Custodian. If You Request
    More Information, Please Contact-your Client
    Representative.                                     Non-Voting                Non-Voting
    30 Apr 2014: Please Note That Important Additional
    Meeting Information is Avai-lable by Clicking
    on the Material Url Link:- Https://balo.journal-
    Officiel.gouv.fr/pdf/2014/0331/2014033114008-
    35.pdf. Please Note That This is A Revision Due to
    Receipt of Additional Url:-http://www.journal-
    Officiel.gouv.fr//pdf/2014/0430/201404301401396
    .pdf. If You-have Already Sent in Your Votes,
    Please Do Not Vote Again Unless You Decide T-o
    Amend Your Original Instructions. Thank You         Non-Voting                Non-Voting
O.1 Approval of the Corporate Financial Statements for
    the Financial Year Ended on December 31st, 2013     Management  For           Voted - For
O.2 Approval of the Consolidated Financial Statements
    for the Financial Year Ended on December 31st, 2013 Management  For           Voted - For
O.3 Allocation of Income for the 2013 Financial Year    Management  For           Voted - For


1434




    GLOBAL X URANIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
O.4 Agreements and Commitments Pursuant to Articles
    L.225-86 Et Seq. and L.225-90-1 of the Commercial
    Code                                                 Management  For           Voted - For
O.5 Setting the Amount of Attendance Allowances
    Allocated to the Supervisory Board for the 2014
    Financial Year                                       Management  For           Voted - For
O.6 Ratification of the Appointment of Mr. Pierre
    Blayau As Supervisory Board Member                   Management  For           Voted - For
O.7 Advisory Review of the Compensation Owed Or Paid to
    Mr. Luc Oursel, Chairman and Executive Board Member
    for the 2013 Financial Year                          Management  For           Voted - For
O.8 Advisory Review of the Compensation Owed Or Paid to
    Mr. Philippe Knoche As Executive Board Member and
    Managing Director, Mr. Olivier Wantz As Executive
    Board Member and Deputy Managing Director and Mr.
    Pierre Aubouin As Executive Board Member and Deputy
    Managing Director for the 2013 Financial Year        Management  For           Voted - For
O.9 Authorization to be Granted to the Executive Board
    to Trade in Company's Shares                         Management  For           Voted - Against
E.10 Delegation of Authority to be Granted to the
    Executive Board to Decide to Issue Common Shares
    And/or Securities Giving Access to Capital of the
    Company While Maintaining Preferential Subscription
    Rights                                               Management  For           Voted - For
E.11 Delegation of Authority to be Granted to the
    Executive Board to Decide to Issue Common Shares
    And/or Securities Giving Access to Capital of the
    Company with Cancellation of Preferential
    Subscription Rights Via Public Offering              Management  For           Voted - For
E.12 Delegation of Authority to be Granted to the
    Executive Board to Decide to Issue Common Shares
    And/or Securities Giving Access to Capital of the
    Company with Cancellation of Preferential
    Subscription Rights Via an Offer Pursuant to
    Article L.411-2, II of the Monetary and Financial
    Code                                                 Management  For           Voted - For
E.13 Delegation of Authority to the Executive Board to
    Increase the Number of Securities to be Issued, in
    Case of Issuance Carried Out with Or Without
    Shareholders' Preferential Subscription Rights       Management  For           Voted - For
E.14 Delegation of Powers to be Granted to the Executive
    Board to Increase Capital by Issuing Common Shares
    And/or Securities Giving Access to Capital, in
    Consideration for In-kind Contributions Granted to
    the Company and Comprised of Equity Securities Or
    Securities Giving Access to Capital                  Management  For           Voted - For
E.15 Delegation of Authority to be Granted the Executive
    Board to Increase Share Capital by Incorporation of
    Reserves, Profits Or Premiums                        Management  For           Voted - For
E.16 Delegation of Authority to the Executive Board to
    Increase Share Capital by Issuing Common Shares,
    Reserved for Members of A Corporate Savings Plan of
    the Company Or Its Group                             Management  For           Voted - For
E.17 Overall Limitation on Issuance Authorizations       Management  For           Voted - For


1435




                        GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
E.18 Powers to Carry Out All Legal Formalities          Management  For           Voted - For
BANNERMAN RESOURCES LTD
CUSIP: Q1291U101
Meeting Date: 22-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 3, 4, 5, 6, 7 and 8-and Votes Cast by
    Any Individual Or Related Party Who Benefit from
    The-passing of the Proposal/s Will be Disregarded
    by the Company. Hence, If You-have Obtained Benefit
    Or Expect to Obtain Future Benefit You Should Not
    Vote-(or Vote "abstain") on the Relevant Proposal
    Items. by Doing So, You-acknowledge That You Have
    Obtained Benefit Or Expect to Obtain Benefit by
    The-passing of the Relevant Proposal/s. by Voting
    (for Or Against) on the Above-mentioned Proposal/s,
    You Acknowledge That You Have Not Obtained Benefit-
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant Proposal/s-and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of the Remuneration Report                 Management  For           Voted - For
2.a Re-election of Director-mr Ronnie Beevor            Management  For           Voted - For
2.b Re-election of Director-mr Clive Jones              Management  For           Voted - For
3   Approval of the Grant of Ceo Performance Rights to
    Mr Len Jubber                                       Management  For           Voted - For
4   Refreshing of the Approval to Allot and Issue
    4,000,000 Shares to Savanna                         Management  For           Voted - For
5   Approval of Additional 10% Share Issue Capacity     Management  For           Voted - For
6   Renewal of the Employee Incentive Plan              Management  For           Voted - For
7   Renewal of the Non- Executive Director Share
    Incentive Plan                                      Management  For           Voted - For
8   Approval of Amendment and Restatement of Rcf
    Existing Convertible Note                           Management  For           Voted - For
Meeting Date: 19-Jun-14 Meeting Type: ExtraOrdinary General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 1 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit (as Referred in the Company
    Announcement) You-should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of


1436




                             GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Approval of the New Convertible Note and the Grant
    of Security to Rcf Fund Vi                          Management  For           Voted - For
BERKELEY RESOURCES LTD, PERTH WA
CUSIP: Q1482M108
Meeting Date: 19-Nov-13      Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 3 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Director - Mr Ian Middlemas          Management  For           Voted - For
3   Approval of 10% Placement Facility                  Management  For           Voted - For
CAMECO CORP, SASKATOON, SK
CUSIP: 13321L108
Meeting Date: 28-May-14      Meeting Type: Annual General Meeting
    Please Note That This is an Amendment to Meeting Id
    282894 Due to Addition Of-resolution A. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "d and
    E" and 'in Favor' Or 'abstain' Only for Resolution
    Num-bers "b.1 to B.13 and C". Thank You.            Non-Voting                Non-Voting
A   Please Note That the Board Doesn't Make Any
    Recommendation on This Resolution: the Undersigned
    Hereby Certifies That the Shares Represented by
    This Proxy are Owned and Controlled by A Canadian   Management  For           Voted - For
B.1 Elect Director Ian Bruce                            Management  For           Voted - For
B.2 Elect Director Daniel Camus                         Management  For           Voted - For
B.3 Elect Director John Clappison                       Management  For           Voted - For
B.4 Elect Director Joe Colvin                           Management  For           Voted - For
B.5 Elect Director James Curtiss                        Management  For           Voted - For


1437

GLOBAL X URANIUM ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
B.6 Elect Director Donald Deranger                      Management  For           Voted - For
B.7 Elect Director Catherine Gignac                     Management  For           Voted - For
B.8 Elect Director Tim Gitzel                           Management  For           Voted - For
B.9 Elect Director James Gowans                         Management  For           Voted - For
B.10 Elect Director Nancy Hopkins                       Management  For           Voted - For
B.11 Elect Director Anne Mclellan                       Management  For           Voted - For
B.12 Elect Director Neil Mcmillan                       Management  For           Voted - For
B.13 Elect Director Victor Zaleschuk                    Management  For           Voted - For
C   Ratify KPMG LLP As Auditors                         Management  For           Voted - For
D   Advisory Vote on Executive Compensation Approach    Management  For           Voted - For
E   Amend Bylaws                                        Management  For           Voted - For
DENISON MINES CORP, TORONTO, ON
CUSIP: 248356107
Meeting Date: 08-May-14  Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'abstain'- Only for Resolution
    Numbers "1.1 to 1.8 and 2". Thank You.              Non-Voting                Non-Voting
1.1 Election of Director: John H. Craig                 Management  For           Voted - For
1.2 Election of Director: W. Robert Dengler             Management  For           Voted - For
1.3 Election of Director: Brian D. Edgar                Management  For           Voted - For
1.4 Election of Director: Ron F. Hochstein              Management  For           Voted - For
1.5 Election of Director: Tae Hwan Kim                  Management  For           Voted - For
1.6 Election of Director: Lukas H. Lundin               Management  For           Voted - For
1.7 Election of Director: William A. Rand               Management  For           Voted - For
1.8 Election of Director: Catherine J.g. Stefan         Management  For           Voted - For
2   Reappointment of PricewaterhouseCoopers LLP As
    Auditors and to Authorize the Directors to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
ENERGY FUELS INC
CUSIP: 292671104
Meeting Date: 13-Aug-13  Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    2". Thank You.                                      Non-Voting                Non-Voting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details                                Non-Voting                Non-Voting
1   To Consider And, If Thought Advisable, Pass an
    Ordinary Resolution Authorizing the Issuance of
    Common Shares of the Corporation Pursuant to an
    Arrangement Between the Corporation and Strathmore
    Minerals Corp. ("strathmore"), Pursuant to Which,
    Among Other Things, the Corporation Will Indirectly
    Acquire All of the Issued and Outstanding Common


1438




                        GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    Shares of Strathmore (each A "strathmore Common
    Share") and All of the Issued and Outstanding
    Restricted Share Units of Strathmore (each A
    "strathmore Rsu") on the Basis of 1.47 Common
    Shares of the Corporation (as Currently
    Constituted) (each, an "existing Efi Share") for
    Each Whole Strathmore Common Share Or Strathmore
    Rsu, and Will Issue to the Contd                    Management  For           Voted - For
    Contd Holders of Stock Options Exercisable to
    Purchase Strathmore Common-shares (each A
    "strathmore Option"), 1.47 Stock Options
    Exercisable To-purchase Efi Common Shares for Each
    Strathmore Option Held, on the Same Terms- and
    Conditions As the Strathmore Options, As More
    Particularly Described In-the Management
    Information Circular Dated July 15, 2013 of the
    Corporation-(the "circular")                        Non-Voting                Non-Voting
2   To Consider And, If Thought Advisable, Pass A
    Special Resolution Authorizing an Amendment to the
    Articles of the Corporation Providing That the
    Existing Efi Shares be Consolidated on the Basis of
    Up to Twenty (20) Existing Efi Shares for One (1)
    New Common Share in the Capital of the Corporation,
    As More Particularly Described in the Circular      Management  For           Voted - For
3   To Transact Such Other Business As May Properly be
    Brought Before the Meeting Or Any Adjournment
    Thereof                                             Management  For           Voted - Against
Meeting Date: 30-Oct-13 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
1   With Respect to the Share Consolidation Resolution
    Attached As Schedule A to the Management
    Information Circular of the Corporation Dated
    September 24, 2013                                  Management  For           Voted - For
2   With Respect to Amendments to the Above Matters and
    on Such Other Business As May Properly Come Before
    the Meeting Or Any Adjournment Thereof              Management  Against       Voted - For
ENERGY FUELS INC
CUSIP: 292671708
Meeting Date: 21-May-14 Meeting Type: MIX
    Please Note That This is an Amendment to Meeting Id
    288073 Due to Addition Of-resolution 5. All Votes
    Received on the Previous Meeting Will be
    Disregarded A-nd You Will Need to Reinstruct on
    This Meeting Notice. Thank You.                     Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "3 and


1439




                         GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    4" and 'in Favor' Or 'abstain' Only for Resolution
    Num-bers "1.1 to 1.9 and 2". Thank You.             Non-Voting                Non-Voting
1.1 Election of J. Birks Bovaird As Director            Management  For           Voted - For
1.2 Election of Stephen P. Antony As Director           Management  For           Voted - For
1.3 Election of Paul A. Carroll As Director             Management  For           Voted - For
1.4 Election of Lawrence A. Goldberg As Director        Management  For           Voted - For
1.5 Election of Mark E. Goodman As Director             Management  For           Voted - For
1.6 Election of Bruce D. Hansen As Director             Management  For           Voted - For
1.7 Election of Ron F. Hochstein As Director            Management  For           Voted - For
1.8 Election of Tae Hwan Kim As Director                Management  For           Voted - For
1.9 Election of Richard J. Patricio As Director         Management  For           Voted - For
2   Appointment of KPMG LLP, Chartered Accountants As
    Auditors and to Authorize the Directors to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
3   The Ordinary Resolution Ratifying By- Law No. 2 of
    the Corporation, As Described in the Management
    Information Circular                                Management  For           Voted - For
4   The Ordinary Resolution Ratifying an Amendment to
    the By-laws of the Corporation to Add an Advance
    Notice Requirement for Nominations of Directors by
    Shareholders in Certain Circumstances, As Described
    in the Management Information Circular              Management  For           Voted - For
5   In His/her Discretion with Respect to Amendments to
    the Above Matters and on Such Other Business As May
    Properly Come Before the Meeting Or Any Adjournment
    Thereof                                             Management  For           Voted - Against
ENERGY RESOURCES OF AUSTRALIA LTD ERA, CANBERRA CI
CUSIP: Q35254111
Meeting Date: 09-Apr-14  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposal 3 and Votes Cast by Any-individual Or
    Related Party Who Benefit from the Passing of the
    Proposal/s-will be Disregarded by the Company.
    Hence, If You Have Obtained Benefit Or- Expect to
    Obtain Future Benefit (as Referred in the Company
    Announcement) You-should Not Vote (or Vote
    "abstain") on the Relevant Proposal Items. by
    Doing-so, You Acknowledge That You Have Obtained
    Benefit Or Expect to Obtain-benefit by the Passing
    of the Relevant Proposal/s. by Voting (for Or
    Against)-on the Above Mentioned Proposal/s, You
    Acknowledge That You Have Not Obtained-benefit
    Neither Expect to Obtain Benefit by the Passing of
    the Relevant- Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
3   Adoption of the Remuneration Report                 Management  For           Voted - Against
4   Re-election of Director-dr Helen Garnett            Management  For           Voted - For


1440

GLOBAL X URANIUM ETF




PROPOSAL                     PROPOSED BY                           MGT. POSITION REGISTRANT VOTED
FISSION URANIUM CORP, KELOWNA, BC
CUSIP: 33812R109
Meeting Date: 28-Nov-13      Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details     Non-Voting                                          Non-Voting
    Deletion of Comment      Non-Voting                                          Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-all Resolution. Thank
    You.                     Non-Voting                                          Non-Voting
1   To Consider, And, If Deemed Advisable, Pass, with
    Or Without Variation, A Special Resolution, the
    Full Text of Which is Set Out in Appendix "a" to
    the Accompanying Management Information Circular,
    to Approve an Arrangement Under Section 192 of the
    Canada Business Corporations Act, All As More
    Particularly Described in the Management
    Information Circular     Management                            For           Voted - For
2   To Consider, And, If Deemed Advisable, Pass, with
    Or Without Variation, an Ordinary Resolution, the
    Full Text of Which is Set Out in the Accompanying
    Management Information Circular, to Approve the
    Stock Option Plan of Fission 3.0 Corp., All As More
    Particularly Described in the Management
    Information Circular     Management                            For           Voted - For
    04 Nov 2013: Please Note That This is A Revision
    Due to Deletion of Comment. I-f You Have Already
    Sent in Your Votes, Please Do Not Return This Proxy
    Form Un-less You Decide to Amend Your Original
    Instructions. Thank You. Non-Voting                                          Non-Voting
GREENLAND MINERALS AND ENERGY LTD
CUSIP: Q4352V117
Meeting Date: 22-May-14      Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4, 5, 6 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit (as Referred in the
    Company-announcement) You Should Not Vote (or Vote
    "abstain") on the Relevant-proposal Items. by Doing
    So, You Acknowledge That You Have Obtained
    Benefit-or Expect to Obtain Benefit by the Passing
    of the Relevant Proposal/s. By-voting (for Or
    Against) on the Above Mentioned Proposal/s, You
    Acknowledge-that You Have Not Obtained Benefit
    Neither Expect to Obtain Benefit by The-passing of


1441

GLOBAL X URANIUM ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    the Relevant Proposal/s and You Comply with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - Against
2   Re-election of Director-john Mair                   Management  For           Voted - For
3   Re-election of Director-simon Cato                  Management  For           Voted - For
4   Ratify Employee Rights Granted to Employees         Management  For           Voted - For
5   Approval for Placement of Shares                    Management  For           Voted - For
6   Approval of Additional Placement Capacity           Management  For           Voted - For
LARAMIDE RESOURCES LTD, SPRING HILL QLD
CUSIP: 51669T101
Meeting Date: 21-May-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.4 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Marc C. Henderson             Management  For           Voted - For
1.2 Election of Director: D. Scott Patterson            Management  For           Voted - For
1.3 Election of Director: John G. Booth                 Management  For           Voted - For
1.4 Election of Director: Paul Wilkens                  Management  For           Voted - For
2   To Approve the Appointment of Collins Barrow
    Toronto LLP As Auditors of the Corporation for the
    Ensuing Year and Authorize the Directors to Fix the
    Remuneration of the Auditors                        Management  For           Voted - For
3   To Consider And, If Deemed Advisable, Approve with
    Or Without Variation, A Resolution to Renew the
    Stock Option Plan of the Company for the Ensuing
    Three (3) Years                                     Management  For           Voted - For
MEGA URANIUM LTD
CUSIP: ADPV07962
Meeting Date: 30-Sep-13 Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' Only-for Resolutions "1, 2
    and 4" and 'in Favor' Or 'abstain' Only for
    Resolution-numbers "3.a to 3.i". Thank You.         Non-Voting                Non-Voting
    "please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer to Th-e Management Information
    Circular for Details". Thank You.                   Non-Voting                Non-Voting
1   A Special Resolution Approving an Amendment to the
    Corporation's Articles to Consolidate Its Common
    Shares on the Basis of One (1) Post- Consolidation
    Common Share for Every Ten (10) Pre-consolidation
    Common Shares Outstanding, As More Fully Described
    in the Accompanying Management Information Circular
    Dated August 23, 2013 in Respect of the Meeting
    (the "circular")                                    Management  For           Voted - For


1442




                        GLOBAL X URANIUM ETF
PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   A Special Resolution Approving an Amendment to the
    Corporation's Articles to Change Its Name to
    "uranium Capital Corporation", Conditional Upon
    Completion of the Arrangement with Rockgate Capital
    Corporation, As More Fully Described in the Circular Management  For           Voted - For
3.a Election of Director: Allen Ambrose, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.b Election of Director: Edward Ford, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.c Election of Director: Anthony Grey, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.d Election of Director: Sheldon Inwentash,
    Conditional Upon, and Effective Only Upon,
    Completion of the Arrangement with Rockgate Capital
    Corporation                                          Management  For           Voted - For
3.e Election of Director: Karl Kottmeier, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.f Election of Director: Richard Patricio, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.g Election of Director: Douglas Reeson, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.h Election of Director: Michael Sweatman, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
3.i Election of Director: Philip Williams, Conditional
    Upon, and Effective Only Upon, Completion of the
    Arrangement with Rockgate Capital Corporation        Management  For           Voted - For
4   A Resolution Approving the Issuance of Up to
    257,174,434 Common Shares of the Corporation
    (subject to Increase Due to Rounding) Pursuant to
    the Arrangement with Rockgate Capital Corporation,
    As More Fully Described in the Circular              Management  For           Voted - For
Meeting Date: 19-Mar-14 Meeting Type: Annual General Meeting
    18 Feb 2014: Please Note That Shareholders are
    Allowed to Vote 'in Favor' Or '-abstain' Only for
    Resolution Numbers "1.a to 1.f and 2". Thank You.    Non-Voting                Non-Voting
1.a Election of Director: Anthony Grey                   Management  For           Voted - For
1.b Election of Director: Sheldon Inwentash              Management  For           Voted - For
1.c Election of Director: Arni Johannson                 Management  For           Voted - Against
1.d Election of Director: Douglas Reeson                 Management  For           Voted - For
1.e Election of Director: Michael Sweatman               Management  For           Voted - For
1.f Election of Director: Stewart Taylor                 Management  For           Voted - For
2   Appointment of Ernst & Young LLP As Auditors of the
    Corporation for the Ensuing Year and Authorizing
    the Directors to Fix Their Remuneration              Management  For           Voted - For


1443




                          GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    18 Feb 2014: Please Note That This is A Revision
    Due to Change in Numbering Of-resolutions from 1.a
    to 1.f and Modification of Comment. If You Have
    Already-sent in Your Votes, Please Do Not Return
    This Proxy Form Unless You Decide To-amend Your
    Original Instructions. Thank You                    Non-Voting                Non-Voting
PALADIN ENERGY LTD, SUBIACO WA
CUSIP: Q7264T104
Meeting Date: 21-Nov-13   Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1 and 4 and Votes Cast-by Any Individual
    Or Related Party Who Benefit from the Passing of
    The-proposal/s Will be Disregarded by the Company.
    Hence, If You Have Obtained-benefit Or Expect to
    Obtain Future Benefit You Should Not Vote (or
    Vote-"abstain") on the Relevant Proposal Items. by
    Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Remuneration Report                                 Management  For           Voted - For
2   Re-election of Director - R Crabb                   Management  For           Voted - For
3   Re-election of Director - P Baily                   Management  For           Voted - For
4   Ratification of Share Issue                         Management  For           Voted - For
ROCKGATE CAPITAL CORP, VANCOUVER BC
CUSIP: 773405105
Meeting Date: 25-Sep-13   Meeting Type: Special General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "1".
    Thank You.                                          Non-Voting                Non-Voting
    "please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details"                               Non-Voting                Non-Voting
1   To Consider And, If Thought Advisable, to Pass A
    Special Resolution to Approve A Plan of Arrangement
    Involving Rockgate Capital Corp., the Rockgate
    Shareholders and Mega Uranium Ltd. Pursuant to
    Section 289 of the Business Corporations Act
    (british Columbia). the Full Text of the
    Arrangement Resolution is Set Forth in Appendix "a"
    to the Accompanying Management Information Circular
    Dated August 26, 2013                               Management  For           Voted - For


1444




                         GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
Meeting Date: 10-Dec-13  Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolutions "1 and
    4" and 'in Favor' Or 'abstain' Only For- Resolution
    Numbers "2.1 to 2.7 and 3". Thank You.              Non-Voting                Non-Voting
1   To Set the Number of Directors at Seven (7)         Management  For           Voted - For
2.1 Election of Director: Karl Kottmeier                Management  For           Voted - For
2.2 Election of Director: Douglas E. Ford               Management  For           Voted - For
2.3 Election of Director: Bryan Hyde                    Management  For           Voted - For
2.4 Election of Director: Allen Ambrose                 Management  For           Voted - For
2.5 Election of Director: Gord Neal                     Management  For           Voted - For
2.6 Election of Director: Edward D. Ford                Management  For           Voted - For
2.7 Election of Director: Phil Williams                 Management  For           Voted - For
3   Appointment of KPMG LLP As Auditors of the Company
    for the Ensuing Year and Authorizing the Directors
    to Fix Their Remuneration                           Management  For           Voted - For
4   To Consider And, If Thought Fit, to Approve the
    Company's Stock Option Plan, Which Makes A Total of
    10% of the Issued and Outstanding Shares of the
    Company Available for Issuance Thereunder, As
    Described in the Accompanying Information Circular
    Dated November 5, 2013                              Management  For           Voted - For
Meeting Date: 15-Jan-14  Meeting Type: Special General Meeting
    Please Note That This Meeting Mentions Dissenter's
    Rights, Please Refer To-the Management Information
    Circular for Details                                Non-Voting                Non-Voting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against' For-resolution "1", Abstain
    is Not A Voting Option on This Meeting              Non-Voting                Non-Voting
1   A Special Resolution, the Full Text of Which is Set
    Forth As "appendix A" to the Information Circular,
    Approving an Arrangement Under Section 288 of the
    Business Corporations Act (british Columbia)
    Involving Rockgate Capital Corp., the
    Securityholders of Rockgate Capital Corp. and
    Denison Mines Corp., and Certain Matters Related
    Thereto, All As More Particularly Described in the
    Information Circular Which Accompanies This Proxy   Management  For           Voted - For
SILEX SYSTEMS LTD, LUCAS HEIGHTS NSW
CUSIP: Q85045104
Meeting Date: 19-Nov-13  Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4 and 5 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote


1445




                        GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Re-election of Mr Chris Wilks As A Director         Management  For           Voted - For
3   Election of Mr Andrew Stock As A Director           Management  For           Voted - For
4   Approval of Long Term Incentives to Dr Michael
    Goldsworthy                                         Management  For           Voted - For
5   Approval of Short Term Incentives to Dr Michael
    Goldsworthy                                         Management  For           Voted - For
6   Approval of the Silex Systems Limited Constitution  Management  For           Voted - For
SYRAH RESOURCES LTD, MELBOURNE
CUSIP: Q8806E100
Meeting Date: 19-Nov-13 Meeting Type: Annual General Meeting
    Voting Exclusions Apply to This Meeting for
    Proposals 1, 4, 5, 6 and Votes-cast by Any
    Individual Or Related Party Who Benefit from the
    Passing of The-proposal/s Will be Disregarded by
    the Company. Hence, If You Have Obtained-benefit Or
    Expect to Obtain Future Benefit You Should Not Vote
    (or Vote-"abstain") on the Relevant Proposal Items.
    by Doing So, You Acknowledge That-you Have Obtained
    Benefit Or Expect to Obtain Benefit by the Passing
    of The- Relevant Proposal/s. by Voting (for Or
    Against) on the Above Mentioned- Proposal/s, You
    Acknowledge That You Have Not Obtained Benefit
    Neither Expect-to Obtain Benefit by the Passing of
    the Relevant Proposal/s and You Comply-with the
    Voting Exclusion.                                   Non-Voting                Non-Voting
1   Adoption of Remuneration Report                     Management  For           Voted - For
2   Election of Mr Tolga Kumova As A Director of the
    Company                                             Management  For           Voted - For
3   Election of Mr Rhett Brans As A Director of the
    Company                                             Management  For           Voted - For
4   That for the Purposes of Asx Listing Rule 7.4, and
    for All Other Purposes, Shareholders Approve,
    Ratify and Confirm the Allotment and Issue on 21
    March 2013 of 1,000,000 Unlisted Options in the
    Company As Described in the Explanatory Memorandum  Management  For           Voted - For
5   That for the Purposes of Asx Listing Rule 7.4, and
    for All Other Purposes, Shareholders Approve,
    Ratify and Confirm the Allotment and Issue on 12
    June 2013 of 250,000 Unlisted Options in the
    Company As Described in the Explanatory Memorandum  Management  For           Voted - For


1446




                        GLOBAL X URANIUM ETF
PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Approval of Issue of Securities Under Employee
    Share Option Plan                                   Management  For           Voted - For
UEX CORP, VANCOUVER, BC
CUSIP: 902666106
Meeting Date: 06-Jun-14 Meeting Type: MIX
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for Resolution "3" and
    'in Favor' Or 'abstain' Only for Resolution-numbers
    "1.1 to 1.6 and 2". Thank You.                      Non-Voting                Non-Voting
1.1 Election of Director: Suraj P. Ahuja                Management  For           Voted - For
1.2 Election of Director: Mark P. Eaton                 Management  For           Voted - For
1.3 Election of Director: Roger M. Lemaitre             Management  For           Voted - For
1.4 Election of Director: Colin C. Macdonald            Management  For           Voted - For
1.5 Election of Director: Emmet Mcgrath                 Management  For           Voted - For
1.6 Election of Director: Graham C. Thody               Management  For           Voted - For
2   To Appoint KPMG LLP As Auditors of the Corporation
    for the Ensuing Year and to Authorize the Directors
    to Fix Their Remuneration                           Management  For           Voted - For
3   To Re-approve the Stock Option Plan of the
    Corporation                                         Management  For           Voted - For
URANERZ ENERGY CORPORATION
CUSIP: 91688T104 TICKER: URZ
Meeting Date: 10-Jul-13 Meeting Type: Annual
1.  Director                                            Management
1   Glenn Catchpole                                     Management  For           Voted - For
2   Dennis Higgs                                        Management  For           Voted - For
3   Paul Saxton                                         Management  For           Voted - For
4   Gerhard Kirchner                                    Management  For           Voted - For
5   Peter Bell                                          Management  For           Voted - For
6   Arnold Dyck                                         Management  For           Voted - For
2.  To Reconfirm the Shareholder Rights Plan.           Management  For           Voted - Against
3.  To Ratify the Appointment of the Company's
    Independent Registered Public Accounting Firm,
    Manning Elliott LLP, for the Fiscal Year Ending
    December 31, 2013.                                  Management  For           Voted - For
Meeting Date: 11-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Glenn Catchpole                                     Management  For           Voted - For
2   Dennis Higgs                                        Management  For           Voted - For
3   Paul Goranson                                       Management  For           Voted - For
4   Paul Saxton                                         Management  For           Voted - For
5   Gerhard Kirchner                                    Management  For           Voted - For


1447

GLOBAL X URANIUM ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
6   Peter Bell                                          Management  For           Voted - For
7   Arnold Dyck                                         Management  For           Voted - For
2.  To Ratify the Appointment of the Company's
    Independent Registered Public Accounting Firm,
    Manning Elliott LLP, for the Fiscal Year Ending
    December 31, 2014.                                  Management  For           Voted - For
3.  To Approve the Resolution Regarding the Advisory
    Vote on the Compensation of our Executive Officers. Management  For           Voted - For
URANIUM ENERGY CORP.
CUSIP: 916896103 TICKER: UEC
Meeting Date: 24-Jul-13 Meeting Type: Annual
1   Director                                            Management
1   Amir Adnani                                         Management  For           Voted - For
2   Alan P. Lindsay                                     Management  For           Voted - For
3   Harry L. Anthony                                    Management  For           Voted - For
4   Ivan Obolensky                                      Management  For           Voted - For
5   Vincent Della Volpe                                 Management  For           Voted - For
6   David Kong                                          Management  For           Voted - For
7   Katharine Armstrong                                 Management  For           Voted - For
2   To Ratify the Appointment of Ernst & Young LLP As
    the Company's Independent Registered Public
    Accounting Firm.                                    Management  For           Voted - For
3   To Approve the Company's 2013 Stock Incentive Plan. Management  For           Voted - For
4   To Approve, on A Non-binding Advisory Basis, the
    Compensation of our Named Executive Officers.       Management  For           Voted - Against
URANIUM RESOURCES, INC.
CUSIP: 916901606 TICKER: URRE
Meeting Date: 29-Jan-14 Meeting Type: Special
1.  To Approve the Terms of the Senior Secured Loan
    Agreement Between the Company and Resource Capital
    Fund V L.p. and the Issuance of Approximately 7.5
    Million Shares of Uri Common Stock (subject to
    Adjustment), Consisting of Approximately 5.8
    Million Shares Issuable Upon the Conversion of
    Amounts Drawn Under the (due to Space Limits,
    See Proxy Statement for Full Proposal)              Management  For           Voted - For
2.  To Approve an Adjournment of the Special Meeting,
    If Necessary, If A Quorum is Present, to Solicit
    Additional Proxies If There are Not Sufficient
    Votes in Favor of Proposal 1                        Management  For           Voted - For
Meeting Date: 04-Jun-14 Meeting Type: Annual
1.  Director                                            Management
1   Paul K. Willmott                                    Management  For           Voted - For


1448

GLOBAL X URANIUM ETF




PROPOSAL                                                PROPOSED BY MGT. POSITION REGISTRANT VOTED
2   Christopher M. Jones                                Management  For           Voted - For
3   Terence J. Cryan                                    Management  For           Voted - For
4   Marvin K. Kaiser                                    Management  For           Voted - For
5   Tracy A. Stevenson                                  Management  For           Voted - For
6   Mark K. Wheatley                                    Management  For           Voted - For
2.  Ratification of the Appointment of Hein &
    Associates LLP As the Company's Independent
    Registered Public Accounting Firm for the Fiscal
    Year Ending December 31, 2014.                      Management  For           Voted - For
3.  Approval, on an Advisory Basis, of the Compensation
    of the Company's Named Executive Officers.          Management  For           Voted - For
UR-ENERGY INC.
CUSIP: 91688R108 TICKER: URG
Meeting Date: 29-Apr-14  Meeting Type: Annual and Special Meeting
01  Director                                            Management
1   Jeffrey T. Klenda                                   Management  For           Voted - For
2   Wayne W. Heili                                      Management  For           Voted - For
3   James M. Franklin                                   Management  For           Voted - For
4   W. William Boberg                                   Management  For           Voted - For
5   Paul Macdonell                                      Management  For           Voted - For
6   Thomas Parker                                       Management  For           Voted - For
02  Re-appoint PricewaterhouseCoopers LLP As our
    Independent Auditors of the Company and Authorize
    the Directors to Fix Their Remuneration.            Management  For           Voted - For
03  Approve in an Advisory (non-binding) Vote, the
    Compensation of the Company's Named Executive
    Officers.                                           Management  For           Voted - For
04  Conduct an Advisory (non-binding) Vote Regarding
    the Frequency of the Say-on-pay Votes.              Management                Voted - 1 Year
05  Ratify, Confirm and Approve the Renewal of the
    Ur-energy Inc. Amended and Restated Stock Option
    Plan 2005, and to Approve and Authorize for A
    Period of Three Years All Unallocated Options
    Issuable Pursuant to the Option Plan.               Management  For           Voted - For


1449

GLOBAL X WASTE MANAGEMENT ETF




PROPOSAL                                                 PROPOSED BY MGT. POSITION REGISTRANT VOTED
INTEGRATED WASTE SOLUTIONS GROUP HOLDINGS LTD
CUSIP: G4812S101
Meeting Date: 30-Sep-13 Meeting Type: Annual General Meeting
    Please Note That Shareholders are Allowed to Vote
    'in Favor' Or 'against'-only for All Resolutions.
    Thank You.                                           Non-Voting                Non-Voting
    Please Note That the Company Notice and Proxy Form
    are Available by Clicking-on the Url Links:-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0828/ltn20130828439.pdf-and-
    Http://www.hkexnews.hk/listedco/listconews/sehk/
    2013/0828/ltn20130828423.pdf                         Non-Voting                Non-Voting
1   To Consider and Receive the Audited Consolidated
    Financial Statements of the Company and the Reports
    of the Directors of the Company and Auditor of the
    Company for the Year Ended 31 March 2013             Management  For           Voted - Against
2   To Re-elect Mr. Lau Shun Chuen, A Retiring
    Director, As an Independent Non-executive Director
    of the Company                                       Management  For           Voted - For
3   To Re-elect Mr. Cheng Chi Ming, Brian, A Retiring
    Director, As A Non-executive Director of the Company Management  For           Voted - Against
4   To Re-elect Mr. Lau Sai Cheong, A Retiring
    Director, As an Executive Director of the Company    Management  For           Voted - For
5   To Appoint Mr. Tam Sui Kin, Chris, As an Executive
    Director of the Company                              Management  For           Voted - For
6   To Authorize the Board of Directors of the Company
    to Fix the Respective Directors' Remuneration        Management  For           Voted - For
7   To Appoint KPMG As the Auditor of the Company and
    to Authorize the Board of Directors of the Company
    to Fix Auditor's Remuneration                        Management  For           Voted - For
8   To Grant A General Mandate to the Directors of the
    Company to Purchase the Company's Shares Not
    Exceeding 10% of the Aggregate Nominal Amount of
    the Issued Share Capital of the Company As at the
    Date of Passing of This Resolution                   Management  For           Voted - For
9   To Grant A General Mandate to the Directors of the
    Company to Issue, Allot and Deal with Additional
    Shares of the Company Not Exceeding 20% of the
    Aggregate Nominal Amount of the Issued Share
    Capital of the Company As at the Date of Passing of
    This Resolution                                      Management  For           Voted - Against
10  To Extend the General Mandate Granted to the
    Directors of the Company to Issue, Allot and Deal
    with Additional Shares in the Capital of the
    Company by the Aggregate Nominal Amount of Shares
    Repurchased by the Company                           Management  For           Voted - Against


1450

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GLOBAL X FUNDS

\s\ Bruno del Ama

President

Date:  August 28, 2014